UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21864

WisdomTree Trust

(Exact name of registrant as specified in charter)

250 West 34th Street, 3rd Floor

New York, NY 10119

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 909-9473

Date of fiscal year end: March 31

Date of reporting period: March 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	The Reports to Shareholders are attached hereto.

(b)	Not applicable.

WisdomTree Trust

Annual Report

March 31, 2022

WisdomTree U.S. AI Enhanced Value Fund (AIVL)

(formerly, WisdomTree U.S. Dividend ex-Financials Fund (DTN))

WisdomTree U.S. ESG Fund (RESP)

WisdomTree U.S. Growth & Momentum Fund (WGRO)

WisdomTree U.S. High Dividend Fund (DHS)

WisdomTree U.S. LargeCap Dividend Fund (DLN)

WisdomTree U.S. LargeCap Fund (EPS)

WisdomTree U.S. MidCap Dividend Fund (DON)

WisdomTree U.S. MidCap Fund (EZM)

WisdomTree U.S. Multifactor Fund (USMF)

WisdomTree U.S. Quality Dividend Growth Fund (DGRW)

WisdomTree U.S. SmallCap Dividend Fund (DES)

WisdomTree U.S. SmallCap Fund (EES)

WisdomTree U.S. SmallCap Quality Dividend Growth Fund (DGRS)

WisdomTree U.S. Total Dividend Fund (DTD)

WisdomTree U.S. Value Fund (WTV)

(formerly, WisdomTree U.S. Quality Shareholder Yield Fund (QSY))

“WisdomTree” is a registered mark of WisdomTree Investments, Inc. and is licensed for use by the WisdomTree Trust.

Market Environment Overview

(unaudited)

U.S. equity markets, as measured by the S&P 500 Index, returned 15.65% in U.S. dollar terms for the 12-month fiscal period ending March 31, 2022 (the “period”).

U.S. equities moved higher for most of the period as the global economy continued its recovery from the onset of the COVID-19 pandemic in 2020. Vaccine accessibility established confidence in markets as the U.S. economy steadily began to reopen, promoting a revival in cyclical sectors that had been suppressed the year prior. The pace of economic growth accelerated during 2021, along with inflation rates, amid a backdrop of accommodative monetary policy. U.S. real gross domestic product (“GDP”) grew 5.7%, while inflation increased nearly 5% year-over-year during 2021.

During the second quarter of 2021, U.S. markets steadily increased as vaccines became widely approved and accessible for most demographics. The S&P 500 earned over 8.5%, while U.S. small-cap stocks (proxied by the Russell 2000 Index), favored by risk-on investors, returned roughly 4.3% as the economic recovery continued. Real GDP grew 6.7% during the quarter.

The third quarter of 2021 was more tempered than the previous quarter. The S&P 500 was flat during the quarter, as early summertime optimism faded when new and potentially more infectious COVID-19 variants appeared and spread throughout the country. This ignited fear of renewed “lockdowns”, prompting questions of vaccine efficacy, and threatened the ongoing economic recovery. U.S. small-cap stocks suffered during the risk-off quarter, falling about 4.36%, while the U.S. economy briefly sputtered, growing only about 2.3% in real terms (i.e., net of inflation effects).

Entering the fourth quarter of 2021, investors’ concerns quickly abated, and markets regained their footing. The U.S. economy continued to grow and the ongoing monetary policy support from the U.S. Federal Reserve (the “Fed”) helped boost markets. The S&P 500 returned over 11% to finish the 2021 calendar year, while U.S. small-cap stocks fluctuated and managed to hang on to 2.14% gains. As 2021 concluded, investors acknowledged that the economy had recovered quickly and efficiently, and feared that 2022 would likely see the end of the accommodative monetary policies that helped strengthen equity markets. The U.S. unemployment rate fell below 4% by the end of 2021, approaching pre-pandemic lows. Real GDP grew nearly 7% during the quarter.

With 2021 in rearview, investors began 2022 with several concerns that led to risk-off sentiments in the first quarter of 2022. At the forefront were concerns about runaway inflation, and the expectation that the Fed would have to quickly intervene with restrictive monetary policy actions to temper rising inflation. Interest rates rose quickly as bonds sold-off, and the Fed raised its target federal funds rate for the first time since slashing it to 0% at the onset of the COVID-19 pandemic.

Inflationary and interest rate concerns temporarily took a backseat halfway through the first quarter of 2022, as geopolitical tensions between Russia and Ukraine escalated into war. Investor risk-on sentiment deteriorated, and equities declined for several weeks as markets assessed the developments and prospects for resolution.

As a result, U.S. equities sold off in the first quarter of 2022, owing to the near certainty of several upcoming interest rate hikes amid a tightening cycle and geopolitical tensions between Russia and Ukraine. Though the unemployment rate continued to fall, landing at 3.6%, inflation marched higher to 8.5% year-over-year. The S&P 500 fell 4.60% while U.S. small-cap stocks declined over 7.5%.

Many of these risk factors remain paramount, and U.S. financial market performance will be heavily dependent on developments in the war between Russia and Ukraine, economic data, and upcoming central bank activity.

Each WisdomTree Fund’s performance as set forth in “Management’s Discussion of Funds’ Performance” in the pages that follow should also be viewed in light of the foregoing market environment.

WisdomTree Trust	1

Information about Performance and Shareholder Expense Examples (unaudited)

Performance

The performance tables on the following pages are provided for comparative purposes and represent the period noted. Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the midpoint of the bid and ask price for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange traded funds (“ETFs”), NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities.

Fund shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Fund NAV returns are calculated using a Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid and ask price as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the most recent month-end performance information visit www.wisdomtree.com.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and an index is not available for direct investment. In comparison, the Funds’ performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes on transactions in Fund shares or taxes that a shareholder would pay on Fund distributions. Past performance is no guarantee of future results.

Shareholder Expense Examples

Each Fund’s performance table is accompanied by a shareholder expense example. As a shareholder of a WisdomTree Fund, you incur two types of cost: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2021 to March 31, 2022. Except where noted, expenses are calculated using each Fund’s annualized expense ratio (after the effect of contractual or voluntary fee waivers, if any), multiplied by the average account value for the period, multiplied by 182/365 (to reflect the one-half year period). The annualized expense ratio does not include acquired fund fees and expenses (“AFFEs”), which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies.

Actual expenses

The first line in the shareholder expense example table shown on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second line in the shareholder expense example table shown on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

2	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2022 (unaudited)

WisdomTree U.S. AI Enhanced Value Fund (AIVL)

(formerly, WisdomTree U.S. Dividend ex-Financials Fund (DTN))

Sector Breakdown†

Sector	% of Net Assets
Financials	21.1%
Health Care	17.5%
Industrials	16.0%
Information Technology	12.7%
Consumer Staples	10.2%
Materials	7.2%
Utilities	5.2%
Consumer Discretionary	4.4%
Communication Services	2.8%
Energy	2.1%
Real Estate	0.4%
Investment Company	0.1%
Other Assets less Liabilities‡	0.3%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Automatic Data Processing, Inc.	3.5%
Roper Technologies, Inc.	2.9%
Medtronic PLC	2.5%
Mondelez International, Inc., Class A	2.5%
Keurig Dr. Pepper, Inc.	2.3%
Becton Dickinson and Co.	2.3%
CME Group, Inc.	2.3%
Intercontinental Exchange, Inc.	2.2%
Genpact Ltd.	1.9%
Arthur J. Gallagher & Co.	1.8%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. AI Enhanced Value Fund (the “Fund”) seeks income and capital appreciation by investing primarily in equity securities selected from a universe of U.S. equities that exhibit value characteristics based on the selection results of a proprietary, quantitative artificial intelligence (“AI”) model developed by the Fund’s sub-adviser, Voya Investment Management Co., LLC. Prior to January 18, 2022, Fund performance reflects the investment objective of the Fund when it was the WisdomTree U.S. Dividend ex-Financials Fund and tracked the price and yield performance, before fees and expenses, of the WisdomTree U.S. Dividend ex-Financials Index (the “Former Index”). In seeking to track the Former Index, the Fund invested in high-dividend-yielding companies in the U.S. excluding the financials sector.

The Fund returned 8.19% at net asset value (“NAV”) for the fiscal year ended March 31, 2022 (for more complete performance information please see the table below). The Fund benefited from a reduced relative weight in the Healthcare sector and increased relative weight in the Real Estate and Utilities sectors, as well as stock selection within Financials. Lower relative weight to Information Technology and stock selection within that sector detracted from Fund performance. Lower relative weight to non-dividend paying companies and negative earners also benefited Fund performance.

Shareholder Expense Example (for the six-month period ended March 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,066.80	0.38%	$1.96
Hypothetical (5% return before expenses)	$1,000.00	$1,023.04	0.38%	$1.92

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns[1]	8.19%	8.57%	7.27%	9.78%
Fund Market Price Returns[1]	8.08%	8.60%	7.28%	9.78%
Russell 1000® Value Index	11.67%	13.02%	10.29%	11.70%
[1]

The Fund’s investment objective changed effective January 18, 2022. Prior to January 18, 2022, the Fund’s investment objective sought to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. Dividend ex-Financials Index.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	3

Management’s Discussion of Funds’ Performance

as of March 31, 2022 (unaudited)

WisdomTree U.S. ESG Fund (RESP)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	30.1%
Health Care	13.6%
Consumer Discretionary	12.4%
Financials	11.5%
Communication Services	9.9%
Industrials	8.3%
Consumer Staples	6.0%
Real Estate	2.8%
Materials	2.7%
Utilities	2.6%
Other Assets less Liabilities‡	0.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Apple, Inc.	7.2%
Microsoft Corp.	6.0%
Alphabet, Inc., Class A	5.1%
Amazon.com, Inc.	3.0%
Tesla, Inc.	1.9%
Visa, Inc., Class A	1.5%
MasterCard, Inc., Class A	1.2%
JPMorgan Chase & Co.	0.9%
Johnson & Johnson	0.9%
UnitedHealth Group, Inc.	0.9%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. ESG Fund (the “Fund”) seeks capital appreciation. The Fund is actively managed using a model-based approach. The Fund seeks to achieve its investment objective by investing primarily in U.S. equity securities that exhibit certain characteristics believed to be indicative of positive future returns as well as incorporating favorable environmental, social, and governance (“ESG”) characteristics.

The Fund returned 11.73% at net asset value (“NAV”) for the fiscal year ended March 31, 2022 (for more complete performance information please see the table below). The Fund benefited from its positions in Materials, Health Care, and Communication Services, primarily due to stock selection effects within each sector. Positions in the Energy, Information Technology, and Consumer Discretionary sectors weighed on performance for the Fund, due to a combination of allocation effects within Energy and stock selection effects within Consumer Discretionary and Information Technology. When analyzing performance by market capitalization, the Fund’s exposure to mid and large cap companies weighed on performance. Mid caps did not perform as poorly as large caps, however, and would have buffered performance on the downside if there had been a larger mid cap allocation.

Shareholder Expense Example (for the six-month period ended March 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,037.70	0.28%	$1.42
Hypothetical (5% return before expenses)	$1,000.00	$1,023.54	0.28%	$1.41

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns[1]	11.73%	16.17%	13.57%	13.15%
Fund Market Price Returns[1]	11.76%	16.25%	13.63%	13.16%
MSCI USA Extended ESG Focus Index[2]	12.93%	19.45%	N/A	N/A
S&P 500® Index	15.65%	18.92%	15.99%	14.64%
[1]

The Fund’s name, investment objective and strategies changed effective March 16, 2020. Prior to March 16, 2020, Fund performance reflects the investment objective of the Fund when it was known as the WisdomTree U.S. Total Market Fund (EXT) and tracked the performance, before fees and expenses, of the WisdomTree U.S. Total Market Index.

[2]	The MSCI USA Extended ESG Focus Index began on March 27, 2018, and the line graph for the Index begins at the same value as the Fund on that date.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2022 (unaudited)

WisdomTree U.S. Growth & Momentum Fund (WGRO)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	41.1%
Financials	16.3%
Consumer Discretionary	13.0%
Industrials	11.1%
Health Care	6.9%
Communication Services	4.0%
Materials	3.9%
Real Estate	3.6%
Other Assets less Liabilities‡	0.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
EPAM Systems, Inc.	2.4%
Tesla, Inc.	2.1%
Alphabet, Inc., Class A	2.1%
Arista Networks, Inc.	2.1%
Choice Hotels International, Inc.	2.1%
Moderna, Inc.	2.0%
WESCO International, Inc.	2.0%
Marvell Technology, Inc.	2.0%
SeaWorld Entertainment, Inc.	2.0%
Accenture PLC, Class A	2.0%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. Growth & Momentum Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the O’Neil Growth Index (the “Index”), which is comprised of mid- and large capitalization companies that provide exposure to high growth and momentum U.S. listed stocks. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -11.34% at net asset value (“NAV”) for the period from June 24, 2021 through March 31, 2022 (for more complete performance information please see the table below). The Fund benefited from a higher relative weight in the Financials sector. Stock selection in Health Care, Information Technology, and Communication Services detracted from the Fund’s overall performance during the period. Stock selection within the lowest earnings yield, or more expensive, sector of the market detracted from Fund performance.

Shareholder Expense Example (for the six-month period ended March 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$890.80	0.55%	$2.59
Hypothetical (5% return before expenses)	$1,000.00	$1,022.19	0.55%	$2.77

Performance

Cumulative Total Return

Since Inception[1]
Fund NAV Returns	-11.34%
Fund Market Price Returns	-11.11%
O’Neil Growth Index	-10.94%
Russell 1000® Growth Index	4.41%
MSCI USA Momentum Index	-0.49%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on June 24, 2021.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	5

Management’s Discussion of Funds’ Performance

as of March 31, 2022 (unaudited)

WisdomTree U.S. High Dividend Fund (DHS)

Sector Breakdown†

Sector	% of Net Assets
Health Care	18.7%
Energy	18.2%
Consumer Staples	17.1%
Financials	14.7%
Utilities	12.3%
Communication Services	4.5%
Real Estate	4.5%
Information Technology	3.0%
Industrials	3.0%
Materials	2.6%
Consumer Discretionary	0.9%
Investment Company	0.2%
Other Assets less Liabilities‡	0.3%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Exxon Mobil Corp.	6.5%
Chevron Corp.	5.4%
AbbVie, Inc.	5.0%
Pfizer, Inc.	4.9%
Coca-Cola Co.	4.6%
Philip Morris International, Inc.	4.5%
Altria Group, Inc.	4.3%
Verizon Communications, Inc.	4.0%
Merck & Co., Inc.	2.9%
Cisco Systems, Inc.	2.3%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. High Dividend Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. High Dividend Index (the “Index”). In seeking to track the Index, the Fund invests in high dividend yielding companies in the U.S. equity market. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 18.96% at net asset value (“NAV”) for the fiscal year ended March 31, 2022 (for more complete performance information please see the table below). The Fund benefited from its positions in Health Care, Energy and Information Technology, mainly due to allocation effects within Energy and stock selection effects within Health Care and Information Technology. Positions in the Financials, Communication Services and Consumer Staples sectors weighed on performance for the Fund, primarily due to stock selection effects within each sector. When analyzing performance by dividend yield attribution, the 5th and 3rd quintiles of companies ranked by dividend yield weighed on performance the most, though their impacts were still positive. The Fund had no exposure to the 5th quintile, which represents the companies with the lowest dividend yields, which was additive. The 3rd quintile’s impact was primarily due to stock selection despite the Fund having minimal exposure to this group. The companies within the 1st quintile, representing those with the highest dividend yield, and a minimal exposure to companies with zero dividend yield were top contributors due to allocation and stock selection.

Shareholder Expense Example (for the six-month period ended March 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,159.10	0.38%	$2.05
Hypothetical (5% return before expenses)	$1,000.00	$1,023.04	0.38%	$1.92

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	18.96%	10.76%	8.97%	10.80%
Fund Market Price Returns	18.95%	10.80%	9.00%	10.81%
WisdomTree U.S. High Dividend Index	19.52%	11.20%	9.39%	11.21%
Russell 1000® Value Index	11.67%	13.02%	10.29%	11.70%
Russell 1000® Index	13.27%	18.71%	15.82%	14.53%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

6	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2022 (unaudited)

WisdomTree U.S. LargeCap Dividend Fund (DLN)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	16.6%
Health Care	16.3%
Consumer Staples	15.0%
Financials	13.8%
Energy	9.4%
Industrials	7.8%
Utilities	5.8%
Real Estate	5.3%
Consumer Discretionary	4.9%
Communication Services	2.7%
Materials	2.1%
Investment Company	0.1%
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Microsoft Corp.	4.5%
Apple, Inc.	3.9%
Exxon Mobil Corp.	3.4%
Johnson & Johnson	3.1%
JPMorgan Chase & Co.	2.5%
Chevron Corp.	2.4%
AbbVie, Inc.	2.3%
Pfizer, Inc.	2.2%
Procter & Gamble Co.	2.2%
Coca-Cola Co.	2.1%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. LargeCap Dividend Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. LargeCap Dividend Index (the “Index”). In seeking to track the Index, the Fund invests in dividend-paying large-cap companies in the U.S. equity market. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 17.16% at net asset value (“NAV”) for the fiscal year ended March 31, 2022 (for more complete performance information please see the table below). The Fund benefited from its positions in Information Technology, Industrials and Health Care, due to stock selection effects within each sector. Positions in Financials and Materials weighed on performance, primarily due to stock selection. When analyzing performance by dividend yield attribution, only the 3rd quintile of companies ranked by dividend yield weighed on performance, due to stock selection effects, while all other quintiles were additive. The Fund’s avoidance of companies with zero dividend yield, or representing non-dividend payers, was also additive.

Shareholder Expense Example (for the six-month period ended March 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,112.70	0.28%	$1.47
Hypothetical (5% return before expenses)	$1,000.00	$1,023.54	0.28%	$1.41

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	17.16%	14.61%	12.51%	12.46%
Fund Market Price Returns	17.13%	14.66%	12.54%	12.47%
WisdomTree U.S. LargeCap Dividend Index	17.67%	15.00%	12.87%	12.79%
S&P 500® Index	15.65%	18.92%	15.99%	14.64%
Russell 1000® Value Index	11.67%	13.02%	10.29%	11.70%
Russell 1000® Index	13.27%	18.71%	15.82%	14.53%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	7

Management’s Discussion of Funds’ Performance

as of March 31, 2022 (unaudited)

WisdomTree U.S. LargeCap Fund (EPS)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	24.7%
Financials	15.5%
Health Care	14.9%
Communication Services	11.4%
Consumer Discretionary	10.2%
Consumer Staples	6.5%
Industrials	6.4%
Energy	3.4%
Materials	2.8%
Utilities	2.5%
Real Estate	1.5%
Investment Company	0.1%
Other Assets less Liabilities‡	0.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Apple, Inc.	6.0%
Microsoft Corp.	5.1%
Alphabet, Inc., Class A	4.6%
Amazon.com, Inc.	3.9%
Meta Platforms, Inc., Class A	2.2%
JPMorgan Chase & Co.	2.1%
Berkshire Hathaway, Inc., Class B	1.6%
AbbVie, Inc.	1.5%
Tesla, Inc.	1.5%
Johnson & Johnson	1.4%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. LargeCap Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. LargeCap Index (the “Index”). In seeking to track the Index, the Fund invests in earnings-generating large-cap companies in the U.S. equity market. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 13.19% at net asset value (“NAV”) for the fiscal year ended March 31, 2022 (for more complete performance information please see the table below). The Fund benefited from its positions in Health Care, Industrials and Materials, primarily due to stock selection effects within each sector. Positions in the Information Technology, Financials and Communication Services sectors weighed on performance for the Fund, as a result of stock selection. When analyzing performance by earnings yield attribution, the 1st and 3rd quintiles of companies ranked by earnings yield detracted from performance, as a result of allocation effects in the former and poor stock selection in the latter. The Fund’s avoidance of companies with negative earnings yield was additive for performance, while an underweight to the 5th quintile, representing the lowest earnings yield, was also beneficial.

Shareholder Expense Example (for the six-month period ended March 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,057.30	0.08%	$0.41
Hypothetical (5% return before expenses)	$1,000.00	$1,024.53	0.08%	$0.40

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	13.19%	17.12%	14.29%	13.50%
Fund Market Price Returns	13.16%	17.20%	14.33%	13.52%
WisdomTree U.S. LargeCap Index	13.30%	17.26%	14.50%	13.77%
S&P 500® Index	15.65%	18.92%	15.99%	14.64%
S&P 500® Value Index	12.58%	14.12%	11.14%	11.89%
Russell 1000® Index	13.27%	18.71%	15.82%	14.53%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

8	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2022 (unaudited)

WisdomTree U.S. MidCap Dividend Fund (DON)

Sector Breakdown†

Sector	% of Net Assets
Financials	24.0%
Industrials	11.5%
Consumer Discretionary	11.3%
Utilities	10.3%
Materials	10.0%
Real Estate	9.8%
Energy	8.2%
Consumer Staples	4.9%
Information Technology	3.6%
Communication Services	3.1%
Health Care	3.1%
Investment Company	0.0%	*
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

*	Represents less than 0.1%.

Top Ten Holdings*

Description	% of Net Assets
Evergy, Inc.	1.4%
Fidelity National Financial, Inc.	1.3%
Omnicom Group, Inc.	1.3%
Cardinal Health, Inc.	1.2%
Conagra Brands, Inc.	1.1%
Continental Resources, Inc.	1.0%
Coterra Energy, Inc.	1.0%
OGE Energy Corp.	0.9%
Antero Midstream Corp.	0.9%
Organon & Co.	0.9%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. MidCap Dividend Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. MidCap Dividend Index (the “Index”). In seeking to track the Index, the Fund invests in dividend-paying mid-cap companies in the U.S. equity market. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 12.17% at net asset value (“NAV”) for the fiscal year ended March 31, 2022 (for more complete performance information please see the table below). The Fund benefited from its positions in Communication Services, Industrials and Health Care, due to selection effects within each sector. Positions in the Financials, Consumer Discretionary and Consumer Staples sectors weighed on performance for the Fund, attributable to stock selection. When analyzing performance by dividend yield attribution, the companies within the 4th and 1st quintiles weighed on performance the most, as a result of stock selection within both. The Fund’s near lack of exposure to companies with zero dividend yield was additive, while an overweight to the 3rd quintile was beneficial due to allocation effects.

Shareholder Expense Example (for the six-month period ended March 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,080.90	0.38%	$1.97
Hypothetical (5% return before expenses)	$1,000.00	$1,023.04	0.38%	$1.92

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	12.17%	10.28%	9.06%	11.91%
Fund Market Price Returns	11.76%	10.32%	9.09%	11.92%
WisdomTree U.S. MidCap Dividend Index	12.69%	10.67%	9.44%	12.28%
S&P MidCap 400® Index	4.59%	14.14%	11.10%	12.20%
Russell Midcap Value Index	11.45%	13.69%	9.99%	12.01%
Russell Midcap Index	6.92%	14.89%	12.62%	12.85%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	9

Management’s Discussion of Funds’ Performance

as of March 31, 2022 (unaudited)

WisdomTree U.S. MidCap Fund (EZM)

Sector Breakdown†

Sector	% of Net Assets
Financials	20.0%
Consumer Discretionary	16.2%
Industrials	13.9%
Information Technology	12.3%
Materials	9.0%
Health Care	8.4%
Energy	5.5%
Real Estate	4.4%
Utilities	3.5%
Communication Services	3.3%
Consumer Staples	3.1%
Investment Company	0.3%
Other Assets less Liabilities‡	0.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Cleveland-Cliffs, Inc.	1.4%
Ovintiv, Inc.	0.9%
United States Steel Corp.	0.9%
Alcoa Corp.	0.8%
DISH Network Corp., Class A	0.8%
NRG Energy, Inc.	0.8%
Organon & Co.	0.8%
APA Corp.	0.8%
Jefferies Financial Group, Inc.	0.7%
Kohl’s Corp.	0.7%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. MidCap Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. MidCap Index (the “Index”). In seeking to track the Index, the Fund invests in earnings-generating mid-cap companies in the U.S. equity market. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 8.93% at net asset value (“NAV”) for the fiscal year ended March 31, 2022 (for more complete performance information please see the table below). The Fund benefited from its positions in Communication Services, Materials and Health Care, mainly due to stock selection. Positions in Financials, Information Technology, and Consumer Staples weighed on performance, also due to stock selection within each sector. When analyzing performance by earnings yield attribution, the 3rd and 4th quintiles of companies weighed on performance the most, almost entirely due to stock selection. The Fund’s lack of exposure to companies with negative earnings yield was additive due to allocation effects, while the 1st quintile was also beneficial due to a combination of allocation and stock selection effects.

Shareholder Expense Example (for the six-month period ended March 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,056.60	0.38%	$1.95
Hypothetical (5% return before expenses)	$1,000.00	$1,023.04	0.38%	$1.92

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	8.93%	13.40%	10.77%	12.00%
Fund Market Price Returns	8.30%	13.41%	10.74%	11.99%
WisdomTree U.S. MidCap Index	9.30%	13.79%	11.15%	12.33%
S&P MidCap 400® Index	4.59%	14.14%	11.10%	12.20%
Russell Midcap Value Index	11.45%	13.69%	9.99%	12.01%
Russell Midcap Index	6.92%	14.89%	12.62%	12.85%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

10	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2022 (unaudited)

WisdomTree U.S. Multifactor Fund (USMF)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	29.1%
Health Care	13.3%
Financials	11.4%
Consumer Discretionary	11.4%
Communication Services	9.6%
Industrials	7.8%
Consumer Staples	5.9%
Energy	3.5%
Real Estate	2.8%
Materials	2.6%
Utilities	2.5%
Other Assets less Liabilities‡	0.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Jack Henry & Associates, Inc.	1.4%
International Business Machines Corp.	1.4%
SS&C Technologies Holdings, Inc.	1.4%
Akamai Technologies, Inc.	1.3%
FleetCor Technologies, Inc.	1.3%
VeriSign, Inc.	1.2%
Cognizant Technology Solutions Corp., Class A	1.2%
Microsoft Corp.	1.2%
Liberty Media Corp.—Liberty Formula One, Class C	1.2%
Verizon Communications, Inc.	1.2%

*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. Multifactor Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. Multifactor Index (the “Index”). In seeking to track the Index, the Fund invests in U.S. companies with the highest composite scores based on two fundamental factors, value and quality measures, and two technical factors, momentum and correlation. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 9.68% at net asset value (“NAV”) for the fiscal year ended March 31, 2022 (for more complete performance information please see the table below). The Fund benefited from its positions in Materials, Real Estate and Energy, due to stock selection effects within each sector. Positions in the Information Technology, Communication Services and Consumer Discretionary sectors weighed on performance for the Fund, due to a combination of allocation and stock selection effects. Information Technology had the most negative impact almost entirely due to poor stock selection. When analyzing performance by market capitalization, large caps had a negative impact due to poor stock selection while mid caps had a negative impact due to allocation effects.

Shareholder Expense Example (for the six-month period ended March 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,059.70	0.28%	$1.44
Hypothetical (5% return before expenses)	$1,000.00	$1,023.54	0.28%	$1.41

Performance

	Average Annual Total Return

	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	9.68%	13.93%	12.80%
Fund Market Price Returns	9.35%	13.95%	12.79%
WisdomTree U.S. Multifactor Index	10.03%	14.15%	12.96%
S&P 500® Index	15.65%	18.92%	16.17%
S&P 500® Equal Weight Index	13.11%	16.97%	14.12%
Russell 3000® Index	11.92%	18.24%	15.56%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on June 29, 2017.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	11

Management’s Discussion of Funds’ Performance

as of March 31, 2022 (unaudited)

WisdomTree U.S. Quality Dividend Growth Fund (DGRW)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	23.6%
Consumer Staples	19.4%
Industrials	17.7%
Health Care	17.1%
Consumer Discretionary	9.8%
Financials	4.9%
Communication Services	2.4%
Materials	2.2%
Energy	1.6%
Real Estate	0.8%
Utilities	0.3%
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Apple, Inc.	5.2%
Johnson & Johnson	4.9%
Microsoft Corp.	4.7%
Procter & Gamble Co.	3.4%
Coca-Cola Co.	3.3%
Philip Morris International, Inc.	3.2%
Merck & Co., Inc.	3.2%
Altria Group, Inc.	3.2%
Cisco Systems, Inc.	2.5%
UnitedHealth Group, Inc.	2.5%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. Quality Dividend Growth Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. Quality Dividend Growth Index (the “Index”). In seeking to track the Index, the Fund invests in dividend-paying large-cap companies with growth characteristics in the U.S. equity market. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 13.36% at net asset value (“NAV”) for the fiscal year ended March 31, 2022 (for more complete performance information please see the table below). The Fund benefited from its positions in Health Care, Financials and Industrials, primarily due to stock selection effects within each sector. Positions in the Energy, Information Technology, and Consumer Discretionary sectors weighed on performance for the Fund, due to a combination of allocation and stock selection effects. When analyzing performance by return-on-equity (“ROE“) attribution, the 1st and 2nd quintiles of companies ranked by ROE weighed on performance the most, as a result of stock selection effects. The 3rd Quintile and those companies with negative ROE were top performance contributors due to allocation and stock selection effects.

Shareholder Expense Example (for the six-month period ended March 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,090.20	0.28%	$1.46
Hypothetical (5% return before expenses)	$1,000.00	$1,023.54	0.28%	$1.41

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	13.36%	16.35%	14.82%	13.53%
Fund Market Price Returns	13.30%	16.39%	14.85%	13.55%
WisdomTree U.S. Quality Dividend Growth Index	13.68%	16.70%	15.17%	13.86%
NASDAQ U.S. Dividend AchieversTM Select Index	12.48%	16.12%	14.74%	12.50%
S&P 500® Index	15.65%	18.92%	15.99%	14.22%
Russell 3000® Index	11.92%	18.24%	15.40%	13.81%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on May 22, 2013.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

12	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2022 (unaudited)

WisdomTree U.S. SmallCap Dividend Fund (DES)

Sector Breakdown†

Sector	% of Net Assets
Financials	24.4%
Industrials	17.0%
Utilities	10.5%
Real Estate	10.3%
Consumer Discretionary	10.1%
Consumer Staples	6.5%
Materials	6.1%
Information Technology	5.1%
Communication Services	3.8%
Energy	3.6%
Health Care	2.1%
Investment Company	0.1%
Other Assets less Liabilities‡	0.4%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Cogent Communications Holdings, Inc.	1.3%
South Jersey Industries, Inc.	1.2%
Xerox Holdings Corp.	1.1%
New Jersey Resources Corp.	1.0%
Spire, Inc.	1.0%
ONE Gas, Inc.	1.0%
MSC Industrial Direct Co., Inc., Class A	0.9%
Vector Group Ltd.	0.9%
Greif, Inc., Class A	0.9%
NorthWestern Corp.	0.9%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. SmallCap Dividend Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. SmallCap Dividend Index (the “Index”). In seeking to track the Index, the Fund invests in dividend-paying small-cap companies in the U.S. equity market. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 5.18% at net asset value (“NAV”) for the fiscal year ended March 31, 2022 (for more complete performance information please see the table below). The Fund benefited from its positions in Health Care, Financials and Real Estate, due to stock selection effects within each sector. Health Care in particular was also beneficial due to a strong allocation effect from minimal exposure. Positions in the Energy and Consumer Discretionary sectors weighed on performance, due to allocation and stock selection effects. Energy in particular had nearly identical negative impacts from both allocation and stock selection. When analyzing performance by dividend yield attribution, the 4th and 5th quintiles of companies weighed on performance the most, owing primarily to stock selection effects. The Fund’s minimal exposure to companies with zero dividend yield was additive, while the 1st quintile was a strong, positive contributor due to allocation effects.

Shareholder Expense Example (for the six-month period ended March 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,048.20	0.38%	$1.94
Hypothetical (5% return before expenses)	$1,000.00	$1,023.04	0.38%	$1.92

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	5.18%	8.01%	6.44%	10.14%
Fund Market Price Returns	4.61%	8.02%	6.48%	10.12%
WisdomTree U.S. SmallCap Dividend Index	5.58%	8.45%	6.83%	10.38%
Russell 2000® Index	-5.79%	11.74%	9.74%	11.04%
Russell 2000® Value Index	3.32%	12.73%	8.57%	10.54%
S&P SmallCap 600® Index	1.23%	13.58%	10.89%	12.56%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	13

Management’s Discussion of Funds’ Performance

as of March 31, 2022 (unaudited)

WisdomTree U.S. SmallCap Fund (EES)

Sector Breakdown†

Sector	% of Net Assets
Financials	24.8%
Consumer Discretionary	16.2%
Industrials	16.2%
Information Technology	10.1%
Health Care	10.0%
Consumer Staples	4.8%
Materials	4.6%
Energy	4.0%
Communication Services	4.0%
Real Estate	3.5%
Utilities	1.6%
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Mr. Cooper Group, Inc.	0.9%
Boise Cascade Co.	0.7%
Flagstar Bancorp, Inc.	0.6%
CNX Resources Corp.	0.6%
Whiting Petroleum Corp.	0.6%
Atlas Air Worldwide Holdings, Inc.	0.6%
Ironwood Pharmaceuticals, Inc.	0.6%
Sage Therapeutics, Inc.	0.6%
B. Riley Financial, Inc.	0.5%
Genworth Financial, Inc., Class A	0.5%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. SmallCap Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. SmallCap Index (the “Index”). In seeking to track the Index, the Fund invests in earnings-generating small-cap companies in the U.S. equity market. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 3.11% at net asset value (“NAV”) for the fiscal year ended March 31, 2022 (for more complete performance information please see the table below). The Fund benefited from its positions in Health Care, Financials and Industrials, due to allocation and stock selection effects within each sector. Overall, Health Care contributed the most to Fund performance. Positions in the Energy, Consumer Discretionary and Real Estate sectors weighed on performance for the Fund, almost entirely due to allocation effects. When analyzing performance by earnings yield attribution, the 4th and 5th quintiles of companies ranked by earnings yield weighed on performance the most, owing primarily to allocation effects. The Fund’s lack of exposure to companies with negative earnings yield was additive, while the 1st quintile was a top contributor almost entirely due to allocation effects.

Shareholder Expense Example (for the six-month period ended March 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,002.50	0.38%	$1.90
Hypothetical (5% return before expenses)	$1,000.00	$1,023.04	0.38%	$1.92

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	3.11%	11.64%	9.88%	11.28%
Fund Market Price Returns	2.41%	11.66%	9.88%	11.26%
WisdomTree U.S. SmallCap Index	3.51%	11.99%	10.20%	11.52%
Russell 2000® Index	-5.79%	11.74%	9.74%	11.04%
Russell 2000® Value Index	3.32%	12.73%	8.57%	10.54%
S&P SmallCap 600® Index	1.23%	13.58%	10.89%	12.56%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

14	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2022 (unaudited)

WisdomTree U.S. SmallCap Quality Dividend Growth Fund (DGRS)

Sector Breakdown†

Sector	% of Net Assets
Industrials	24.0%
Financials	21.0%
Consumer Discretionary	12.8%
Utilities	10.5%
Materials	8.4%
Information Technology	6.4%
Consumer Staples	5.7%
Health Care	3.5%
Real Estate	3.3%
Communication Services	2.3%
Energy	1.7%
Other Assets less Liabilities‡	0.4%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
EPR Properties	2.4%
Xerox Holdings Corp.	2.1%
Spire, Inc.	1.9%
Artisan Partners Asset Management, Inc., Class A	1.9%
ONE Gas, Inc.	1.8%
Mercury General Corp.	1.7%
MSC Industrial Direct Co., Inc., Class A	1.7%
ALLETE, Inc.	1.6%
Avista Corp.	1.6%
Flowserve Corp.	1.4%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. SmallCap Quality Dividend Growth Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. SmallCap Quality Dividend Growth Index (the “Index”). In seeking to track the Index, the Fund invests in dividend-paying small-cap companies with growth characteristics in the U.S. equity market. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -0.45% at net asset value (“NAV”) for the fiscal year ended March 31, 2022 (for more complete performance information please see the table below). The Fund benefited from its positions in Health Care, Utilities and Financials, primarily due to allocation and stock selection effects within each sector. Positions in the Consumer Discretionary, Energy, and Materials sectors weighed on performance for the Fund, primarily due to stock selection. When analyzing performance by return-on-equity (“ROE“) attribution, the 2nd and 1st quintiles of companies ranked by ROE weighed on performance the most, as a result of a combination of allocation and stock selection effects. The companies within the 4th and 3rd quintiles were top performance contributors due to allocation effects in the latter and stock selection in the former.

Shareholder Expense Example (for the six-month period ended March 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,018.50	0.38%	$1.91
Hypothetical (5% return before expenses)	$1,000.00	$1,023.04	0.38%	$1.92

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-0.45%	11.48%	8.80%	9.36%
Fund Market Price Returns	-1.03%	11.50%	8.78%	9.34%
WisdomTree U.S. SmallCap Quality Dividend Growth Index	-0.02%	11.90%	9.16%	9.66%
Russell 2000® Index	-5.79%	11.74%	9.74%	9.52%
S&P SmallCap 600® Index	1.23%	13.58%	10.89%	11.20%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on July 25, 2013.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	15

Management’s Discussion of Funds’ Performance

as of March 31, 2022 (unaudited)

WisdomTree U.S. Total Dividend Fund (DTD)

Sector Breakdown†

Sector	% of Net Assets
Financials	15.8%
Information Technology	15.2%
Health Care	14.8%
Consumer Staples	14.0%
Energy	9.2%
Industrials	8.4%
Utilities	6.4%
Consumer Discretionary	5.6%
Real Estate	4.8%
Communication Services	2.9%
Materials	2.7%
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Microsoft Corp.	4.0%
Apple, Inc.	3.5%
Exxon Mobil Corp.	3.0%
Johnson & Johnson	2.8%
JPMorgan Chase & Co.	2.3%
Chevron Corp.	2.2%
AbbVie, Inc.	2.0%
Pfizer, Inc.	2.0%
Procter & Gamble Co.	1.9%
Coca-Cola Co.	1.9%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. Total Dividend Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. Dividend Index (the “Index”). In seeking to track the Index, the Fund invests in U.S. equities from a broad range of dividend-paying companies. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 16.73% at net asset value (“NAV”) for the fiscal year ended March 31, 2022 (for more complete performance information please see the table below). The Fund benefited from its positions in Information Technology, Industrials and Health Care, primarily due to stock selection effects within each sector. Positions in Financials and Materials detracted, almost entirely due to stock selection effects. When analyzing performance by dividend yield attribution, all quintiles were beneficial. The 3rd and 2nd quintiles of companies had the least overall impact, while the companies within the 4th quintile were the strongest contributors. The Fund mostly avoided companies with zero dividend yield, which enhanced performance due to allocation effects.

Shareholder Expense Example (for the six-month period ended March 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,110.40	0.28%	$1.47
Hypothetical (5% return before expenses)	$1,000.00	$1,023.54	0.28%	$1.41

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	16.73%	13.81%	11.83%	12.27%
Fund Market Price Returns	16.66%	13.84%	11.87%	12.28%
WisdomTree U.S. Dividend Index	17.06%	14.17%	12.15%	12.60%
Russell 3000® Index	11.92%	18.24%	15.40%	14.28%
Russell 3000® Value Index	11.10%	12.99%	10.16%	11.61%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

16	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2022 (unaudited)

WisdomTree U.S. Value Fund (WTV)

(formerly, WisdomTree U.S. Quality Shareholder Yield Fund (QSY))

Sector Breakdown†

Sector	% of Net Assets
Financials	28.8%
Consumer Discretionary	12.9%
Health Care	12.1%
Information Technology	10.9%
Industrials	10.7%
Communication Services	8.6%
Materials	7.1%
Energy	6.2%
Consumer Staples	2.0%
Utilities	0.5%
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Credit Acceptance Corp.	1.7%
eBay, Inc.	1.6%
Lumen Technologies, Inc.	1.6%
Allstate Corp.	1.5%
Apple, Inc.	1.5%
DaVita, Inc.	1.4%
Oracle Corp.	1.4%
Berkshire Hathaway, Inc., Class B	1.3%
Goldman Sachs Group, Inc.	1.3%
Cigna Corp.	1.3%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. Value Fund (the “Fund”) is actively managed using a model-based approach seeking income and capital appreciation by investing primarily in U.S. equity securities that provide a high total shareholder yield with favorable relative quality characteristics. Prior to January 2, 2022, the Fund was known as the WisdomTree U.S. Quality Shareholder Yield Fund (QSY).

The Fund returned 11.16% at net asset value (“NAV”) for the fiscal year ended March 31, 2022 (for more complete performance information please see the table below). The Fund benefited from its positions in the Information Technology and Industrials sectors, driven by stock selection effects within each sector. Allocation to Consumer Discretionary and stock selection within Health Care detracted from the performance of the Fund. Minimal exposure to companies with lower relative shareholder yields benefited Fund performance, while overweight exposure to the highest relative shareholder yield companies weighed on Fund returns over the period.

Shareholder Expense Example (for the six-month period ended March 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,045.80	0.24%	$1.22
Hypothetical (5% return before expenses)	$1,000.00	$1,023.73	0.24%	$1.21

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns[1]	11.16%	15.21%	13.76%	12.54%
Fund Market Price Returns[1]	10.93%	15.27%	13.78%	12.56%
Russell 1000® Value Index	11.67%	13.02%	10.29%	11.70%
[1]

The Fund’s investment objective changed effective December 18, 2017. Prior to December 18, 2017, the Fund’s investment objective sought to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. LargeCap Value Index.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	17

Description of Terms and Indexes (unaudited)

Below are descriptions of certain terms and of each Index referenced in this report:

Allocation Effect measures an investment manager’s ability to effectively allocate a portfolio’s assets to various segments. A segment refers to assets or securities that are grouped within a certain classification such as sectors, industries, or countries. The allocation effect determines whether the overweighting or underweighting of segments relative to a benchmark contributes positively or negatively to the overall portfolio return. Positive allocation occurs when the portfolio is overweighted in a segment that outperforms the benchmark and underweighted in a segment that underperforms the benchmark. Negative allocation occurs when the portfolio is overweighted in a segment that underperforms the benchmark and underweighted in a segment that outperforms the benchmark.

Correlation is a statistical measure of how two sets of returns move in relation to each other. Correlation coefficients range from -1 to 1. A correlation of 1 means the two subjects of analysis move in lockstep with each other. A correlation of -1 means the two subjects of analysis have moved in exactly the opposite direction.

Factors generally are attributes that are based on its fundamentals or share price behavior.

Gross Domestic Product (GDP) is the total monetary or market value of all the finished goods and services produced within a country’s borders in a specific time period. As a broad measure of overall domestic production, it functions as a comprehensive scorecard of a country’s economic health.

Growth is generally characterized by higher price levels relative to fundamentals, such as dividends or earnings. Price levels are higher because investors are willing to pay more due to their expectations of future improvements in these fundamentals.

Momentum is generally characterized by assets with recent price increase trends over time. This term is also associated with the momentum factor which associates these stock characteristics with excess return vs. the market over time.

The MSCI USA Extended ESG Focus Index is designed to maximize exposure to positive environmental, social and governance (ESG) factors while exhibiting risk and return characteristics similar to those of the MSCI USA Index, its parent index.

The MSCI USA Momentum Index is designed to reflect the performance of an equity momentum strategy by emphasizing stocks with high price momentum, while maintaining reasonably high trading liquidity, investment capacity and moderate index turnover.

The NASDAQ U.S. Dividend AchieversTM Select Index is a capitalization-weighted index that measures the performance of U.S. common stocks that have a history of increasing dividends for at least ten consecutive years.

The O’Neil Growth Index is a comprised of mid- and large-cap companies that provide exposure to high growth and momentum U.S. exchange-listed companies.

Quality is generally characterized by higher efficiency and profitability. Typical measures include earnings, return-on-equity, return on assets, operating profitability as well as others. This term is also related to the quality factor, which associates these stock characteristics with excess returns vs. the market over time.

Quintiles refers to separating a universe of companies into five groups of equal size on the basis of dividend yield, price-to-earnings, or return-on-equity, as applicable.

Return-on-Equity (ROE) measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

Risk-on and Risk-off refers to investors’ appetites for risk which rise and fall over time. During periods when risk is perceived as low, the risk-on risk-off theory states that investors tend to engage in higher-risk investments (i.e., “Risk-on”). When risk is perceived to be high, investors have the tendency to gravitate toward lower-risk investments (i.e., “Risk-off”).

18	WisdomTree Trust

Description of Terms and Indexes (unaudited) (continued)

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe.

The Russell 1000® Index represents the top 1000 companies by market capitalization in the United States.

The Russell 1000® Value Index is a capitalization-weighted index that is comprised of the large-capitalization value segment of the U.S. equity universe, selecting from the Russell 1000 Index.

The Russell 2000® Index is a capitalization-weighted index that is comprised of the smallest 2,000 securities in the Russell 3000 Index, based on total market capitalization.

The Russell 2000® Value Index is a capitalization-weighted index that is comprised of the small-capitalization value segment of the U.S. equity universe, selecting from the Russell 2000 Index.

The Russell 3000® Index is a capitalization-weighted index that is comprised of the 3,000 largest U.S. companies, based on total market capitalization.

The Russell 3000® Value Index is a capitalization-weighted index that measures the performance of the value segment of the broad U.S. equity market, selecting from the Russell 3000 Index.

The Russell Midcap® Index is a market capitalization-weighted index that is comprised of the smallest 800 stocks of the Russell 1000 Index.

The Russell Midcap® Value Index is a capitalization-weighted index that measures the midcap value segment of the U.S. equity universe, selecting from the Russell Midcap Index.

The S&P 500® Equal Weight Index is the equal-weight version of the widely used S&P 500® Index. The index includes the same constituents as the capitalization-weighted S&P 500 Index, but each company is allocated a fixed weight — or 0.2% of the index total at each quarterly rebalance.

The S&P 500® Index is a capitalization-weighted index of 500 stocks selected by the Standard & Poor’s Index Committee, designed to represent the performance of the leading industries in the United States economy.

The S&P 500® Value Index is an index comprised of S&P 500 Index constituents that screen favorably on measures of value such as book value, earnings, and sales to price.

The S&P MidCap 400® Index is a capitalization-weighted index that is comprised of the mid-capitalization range of the U.S. stock market, with stocks selected by the Standard & Poor’s Index Committee.

The S&P SmallCap 600® Index seeks to measure the small-cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

Selection Effect measures an investment manager’s ability to select securities within a given segment relative to a benchmark. The over or underperformance of the portfolio is weighted by the benchmark weight, therefore, selection is not affected by the investment manager’s allocation to the segment. The weight of the segment in the portfolio determines the size of the effect—the larger the segment, the larger the effect is, positive or negative. A positive selection effect occurs when the portfolio return is greater than the benchmark return. Thus, the investment manager made good decisions in selecting securities that, as a whole, outperformed similar securities in the benchmark. A negative selection effect occurs when the portfolio return is less than the benchmark return. Thus, the investment manager made poor decisions in selecting securities that, as a whole, underperformed similar securities in the benchmark.

Shareholder Yield generally refers to a data point that references a combination of dividend yield and buyback yield.

WisdomTree Trust	19

Description of Terms and Indexes (unaudited) (continued)

Value is generally characterized by lower price levels relative to fundamentals, such as earnings or dividends. Prices are lower because investors are less certain of the performance of these fundamentals in the future. This term is also related to the value factor, which associates these stock characteristics with excess returns vs. the market over time.

Volatility is a statistical measure of the dispersion of returns for a given security or market index around a particular average level. If the price stays relatively stable, the security has low volatility. A highly volatile security hits new highs and lows quickly, moves erratically, and has rapid increases and dramatic falls.

The WisdomTree U.S. Dividend Index defines the dividend-paying portion of the U.S. stock market.

The WisdomTree U.S. High Dividend Index is comprised of companies with high dividend yields, selected from the WisdomTree U.S. Dividend Index.

The WisdomTree U.S. LargeCap Dividend Index is comprised of the large-capitalization segment of the U.S. dividend-paying market, selected from the WisdomTree U.S. Dividend Index.

The WisdomTree U.S. LargeCap Index is a fundamentally weighted index that measures the performance of earnings-generating companies within the large-capitalization segment of the U.S. stock market.

The WisdomTree U.S. MidCap Dividend Index is comprised of the mid-capitalization segment of the U.S. dividend-paying market, selected from the WisdomTree U.S. Dividend Index.

The WisdomTree U.S. MidCap Index is a fundamentally weighted index that measures the performance of earnings-generating companies within the mid-capitalization segment of the U.S. stock market.

The WisdomTree U.S. Multifactor Index is comprised of 200 U.S. companies with the highest composite scores based on two fundamental factors, value and quality measures, and two technical factors, momentum and correlation.

The WisdomTree U.S. Quality Dividend Growth Index is comprised of dividend-paying stocks with growth characteristics.

The WisdomTree U.S. SmallCap Dividend Index is comprised of the small-capitalization segment of the U.S. dividend-paying market, selected from the WisdomTree U.S. Dividend Index.

The WisdomTree U.S. SmallCap Index is a fundamentally weighted index that measures the performance of earnings-generating companies within the small-capitalization segment of the U.S. stock market.

The WisdomTree U.S. SmallCap Quality Dividend Growth Index is comprised of the small-capitalization segment of dividend-paying stocks with growth characteristics.

Index performance information assumes the reinvestment of dividends and excludes management fees, transaction costs and expenses. You cannot directly invest in an index.

The Dow Jones U.S. Select Dividend Index is calculated, distributed and marketed by Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC, and has been licensed for use.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”), a division of The McGraw-Hill Companies, Inc., and is licensed for use by WisdomTree Investments, Inc. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

20	WisdomTree Trust

Description of Terms and Indexes (unaudited) (concluded)

Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

The O’Neil Growth Index is calculated, distributed and marketed by O’Neil Global Advisors, Inc. (OGA), a licensed trademark of OGA, and has been licensed for use.

WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc. (together, “WisdomTree”) and the Funds make no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the underlying Indexes to track the performance of their underlying securities. WisdomTree Investments is the licensor of certain trademarks, service marks and trade names of the Funds. WisdomTree Investments has no obligation to take the needs of the Funds or the owners of shares of the Funds into consideration in determining, composing, or calculating the underlying WisdomTree Indexes of the applicable Funds. WisdomTree Investments is not responsible for, and has not participated in, the determination of the timing of, prices of, or quantities of shares of the Funds to be issued or in the determination or calculation of the equation by which the shares of the Funds are redeemable. WisdomTree and the Funds do not guarantee the accuracy, completeness, or performance of the underlying Indexes or the data included therein and shall have no liability in connection with the underlying Indexes or their calculation.

WisdomTree Trust	21

Schedule of Investments

WisdomTree U.S. AI Enhanced Value Fund (AIVL)

March 31, 2022

Investments	Shares	Value

COMMON STOCKS – 99.6%

United States – 96.0%

Aerospace & Defense – 1.3%

HEICO Corp.(a)	29,525	$4,533,269

L3Harris Technologies, Inc.	8,017	1,991,984

Total Aerospace & Defense		6,525,253

Auto Components – 1.0%

Gentex Corp.	169,988	4,958,550

Banks – 2.8%

Bank of America Corp.	110,376	4,549,699

Citigroup, Inc.	127,673	6,817,738

U.S. Bancorp	23,144	1,230,104

Wells Fargo & Co.	24,786	1,201,129

Total Banks		13,798,670

Beverages – 2.3%

Keurig Dr. Pepper, Inc.	303,187	11,490,787

Building Products – 0.2%

Allegion PLC	10,840	1,190,015

Capital Markets – 8.0%

CME Group, Inc.	47,210	11,229,370

Franklin Resources, Inc.	62,158	1,735,451

Intercontinental Exchange, Inc.	80,790	10,673,975

Nasdaq, Inc.	31,678	5,645,020

Northern Trust Corp.	22,984	2,676,487

SEI Investments Co.	69,977	4,213,315

Stifel Financial Corp.	50,670	3,440,493

Total Capital Markets		39,614,111

Chemicals – 7.2%

Dow, Inc.	99,492	6,339,630

DuPont de Nemours, Inc.	86,374	6,355,399

Eastman Chemical Co.	77,008	8,629,516

Element Solutions, Inc.	54,158	1,186,060

FMC Corp.	21,474	2,825,334

PPG Industries, Inc.	65,836	8,629,125

Valvoline, Inc.	39,478	1,245,926

Total Chemicals		35,210,990

Communications Equipment – 0.8%

Juniper Networks, Inc.	100,984	3,752,566

Distributors – 1.5%

Genuine Parts Co.	58,868	7,418,545

Electric Utilities – 3.3%

Pinnacle West Capital Corp.	41,427	3,235,449

Southern Co.	108,918	7,897,644

Xcel Energy, Inc.	71,217	5,139,731

Total Electric Utilities		16,272,824

Electrical Equipment – 1.1%

AMETEK, Inc.	39,921	5,316,679

Entertainment – 0.3%

Electronic Arts, Inc.	9,726	1,230,436

Equity Real Estate Investment Trusts (REITs) – 0.4%

Realty Income Corp.	28,027	1,942,271

Food Products – 2.9%

Flowers Foods, Inc.	82,203	2,113,439

Mondelez International, Inc., Class A	193,773	12,165,069

Total Food Products		14,278,508

Health Care Equipment & Supplies – 10.8%

Baxter International, Inc.	85,330	6,616,488

Becton Dickinson and Co.	42,439	11,288,774

Dentsply Sirona, Inc.	95,388	4,694,997

Figs, Inc., Class A*	85,788	1,846,158

Globus Medical, Inc., Class A*	18,989	1,401,009

Integra LifeSciences Holdings Corp.*	37,589	2,415,469

Medtronic PLC	113,032	12,540,900

Stryker Corp.	14,619	3,908,390

Zimmer Biomet Holdings, Inc.	67,876	8,681,340

Total Health Care Equipment & Supplies		53,393,525

Health Care Providers & Services – 3.4%

Cigna Corp.	25,660	6,148,393

Humana, Inc.	13,766	5,990,550

UnitedHealth Group, Inc.	9,425	4,806,467

Total Health Care Providers & Services		16,945,410

Household Products – 2.2%

Colgate-Palmolive Co.	17,046	1,292,598

Procter & Gamble Co.	54,647	8,350,062

Reynolds Consumer Products, Inc.(a)	42,005	1,232,427

Total Household Products		10,875,087

Industrial Conglomerates – 4.7%

3M Co.	26,867	3,999,959

Honeywell International, Inc.	24,984	4,861,387

Roper Technologies, Inc.	30,278	14,298,180

Total Industrial Conglomerates		23,159,526

Insurance – 9.1%

Allstate Corp.	64,476	8,930,571

Arthur J. Gallagher & Co.	52,063	9,090,200

Brown & Brown, Inc.	66,360	4,795,837

Hanover Insurance Group, Inc.	42,182	6,307,053

Reinsurance Group of America, Inc.	74,047	8,105,184

Unum Group	248,553	7,831,905

Total Insurance		45,060,750

Interactive Media & Services – 0.7%

Meta Platforms, Inc., Class A*	15,436	3,432,349

Internet & Direct Marketing Retail – 0.2%

Wayfair, Inc., Class A*(a)	9,408	1,042,218

IT Services – 9.9%

Alliance Data Systems Corp.(a)	70,666	3,967,896

Amdocs Ltd.	109,398	8,993,610

Automatic Data Processing, Inc.	74,936	17,050,937

DXC Technology Co.*	49,710	1,622,037

Genpact Ltd.	211,798	9,215,331

See Notes to Financial Statements.

22	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. AI Enhanced Value Fund (AIVL)

March 31, 2022

Investments	Shares	Value

GoDaddy, Inc., Class A*	42,295	$3,540,092

Jack Henry & Associates, Inc.	10,022	1,974,835

Paysafe Ltd.*	672,839	2,280,924

Total IT Services		48,645,662

Life Sciences Tools & Services – 1.8%

Agilent Technologies, Inc.	50,263	6,651,303

IQVIA Holdings, Inc.*	9,631	2,226,783

Total Life Sciences Tools & Services		8,878,086

Machinery – 7.6%

Allison Transmission Holdings, Inc.	38,110	1,496,199

Donaldson Co., Inc.	24,553	1,275,037

Dover Corp.	17,426	2,734,140

Fortive Corp.	123,571	7,529,181

Lincoln Electric Holdings, Inc.	22,257	3,067,237

Nordson Corp.	20,101	4,564,535

Otis Worldwide Corp.	98,884	7,609,124

PACCAR, Inc.	45,230	3,983,406

Snap-on, Inc.	19,994	4,108,367

Toro Co.	14,259	1,219,002

Total Machinery		37,586,228

Media – 1.9%

Comcast Corp., Class A	170,891	8,001,117

DISH Network Corp., Class A*(a)	39,887	1,262,423

Total Media		9,263,540

Multi-Utilities – 1.9%

Consolidated Edison, Inc.	40,886	3,871,087

NiSource, Inc.	167,068	5,312,762

Total Multi-Utilities		9,183,849

Oil, Gas & Consumable Fuels – 2.1%

APA Corp.	72,216	2,984,687

HF Sinclair Corp.*	41,508	1,654,094

Kinder Morgan, Inc.	229,596	4,341,660

Williams Cos., Inc.	39,365	1,315,185

Total Oil, Gas & Consumable Fuels		10,295,626

Pharmaceuticals – 1.4%

Johnson & Johnson	38,618	6,844,268

Professional Services – 0.3%

Booz Allen Hamilton Holding Corp.	15,112	1,327,438

Semiconductors & Semiconductor Equipment – 1.4%

Intel Corp.	137,402	6,809,643

Software – 0.7%

SS&C Technologies Holdings, Inc.	44,912	3,369,298

Tobacco – 2.8%

Altria Group, Inc.	118,942	6,214,720

Philip Morris International, Inc.	81,115	7,619,943

Total Tobacco		13,834,663
Total United States		472,947,371

China – 1.7%

Hotels, Restaurants & Leisure – 1.7%

Yum China Holdings, Inc.(a)	195,451	8,119,035

Puerto Rico – 1.1%

Banks – 1.1%

Popular, Inc.	67,607	5,526,196

United Kingdom – 0.8%

Machinery – 0.8%

Pentair PLC	72,066	3,906,698
TOTAL COMMON STOCKS (Cost: $496,886,816)		490,499,300

EXCHANGE-TRADED FUND – 0.1%

United States – 0.1%

iShares Russell 1000 Value ETF(a)
(Cost: $687,399)	4,351	722,179

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.2%

United States – 0.2%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.25%(b)
(Cost: $964,907)	964,907	964,907

TOTAL INVESTMENTS IN SECURITIES – 99.9% (Cost: $498,539,122)		492,186,386

Other Assets less Liabilities – 0.1%		449,629

NET ASSETS – 100.0%		$492,636,015
*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2022 (See Note 2). At March 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $9,361,617. The Fund also had securities on loan having a total market value of $391,713 that were sold and pending settlement. The total market value of the collateral held by the Fund was $10,151,494. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $9,186,587.

(b)	Rate shown represents annualized 7-day yield as of March 31, 2022.

See Notes to Financial Statements.

WisdomTree Trust	23

Schedule of Investments (concluded)

WisdomTree U.S. AI Enhanced Value Fund (AIVL)

March 31, 2022

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2022 were as follows:

Affiliate	Value at 3/31/2021	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2022	Dividend Income
WisdomTree U.S. LargeCap Dividend Fund^	$177,066	$3,497,452	$3,726,650	$81,127	$(28,995)	$—	$10,906
WisdomTree U.S. MidCap Dividend Fund^	179,020	3,488,420	3,702,858	86,438	(51,020)	—	11,517
Total	$356,086	$6,985,872	$7,429,508	$167,565	$(80,015)	$—	$22,423
^	As of March 31, 2022, the Fund did not hold a position in this affiliate.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$490,499,300	$—	$—	$490,499,300
Exchange-Traded Fund	722,179	—	—	722,179
Investment of Cash Collateral for Securities Loaned	—	964,907	—	964,907
Total Investments in Securities	$491,221,479	$964,907	$—	$492,186,386

See Notes to Financial Statements.

24	WisdomTree Trust

Schedule of Investments

WisdomTree U.S. ESG Fund (RESP)

March 31, 2022

Investments	Shares	Value

COMMON STOCKS – 99.9%

United States – 99.9%

Air Freight & Logistics – 1.2%

C.H. Robinson Worldwide, Inc.	865	$93,169

Expeditors International of Washington, Inc.	1,241	128,022

FedEx Corp.	1,123	259,851

United Parcel Service, Inc., Class B	2,066	443,074

Total Air Freight & Logistics		924,116

Airlines – 0.2%

Alaska Air Group, Inc.*	2,827	163,994

Auto Components – 0.3%

BorgWarner, Inc.	3,416	132,882

Gentex Corp.	4,211	122,835

Total Auto Components		255,717

Automobiles – 2.7%

Ford Motor Co.	13,446	227,372

General Motors Co.*	5,542	242,407

Harley-Davidson, Inc.	2,821	111,147

Tesla, Inc.*	1,359	1,464,459

Total Automobiles		2,045,385

Banks – 4.3%

Bank of America Corp.	15,432	636,107

Bank OZK	1,732	73,956

BOK Financial Corp.	620	58,249

Citigroup, Inc.	5,530	295,302

Citizens Financial Group, Inc.	2,274	103,080

Comerica, Inc.	1,551	140,257

Fifth Third Bancorp	3,991	171,773

JPMorgan Chase & Co.	5,217	711,182

KeyCorp	7,231	161,830

People’s United Financial, Inc.	1,777	35,522

PNC Financial Services Group, Inc.	1,400	258,230

Regions Financial Corp.	7,380	164,279

Synovus Financial Corp.	1,567	76,783

U.S. Bancorp	4,288	227,907

Valley National Bancorp	3,878	50,492

Webster Financial Corp.	2,187	122,734

Western Alliance Bancorp	690	57,146

Total Banks		3,344,829

Beverages – 1.3%

Brown-Forman Corp., Class B	2,069	138,664

Constellation Brands, Inc., Class A	565	130,131

Keurig Dr. Pepper, Inc.	5,041	191,054

Molson Coors Beverage Co., Class B	2,659	141,937

PepsiCo, Inc.	2,418	404,725

Total Beverages		1,006,511

Biotechnology – 2.5%

AbbVie, Inc.	3,029	491,031

Amgen, Inc.	1,254	303,242

Biogen, Inc.*	895	188,487

Exelixis, Inc.*	1,624	36,816

Gilead Sciences, Inc.	3,727	221,570

Incyte Corp.*	855	67,904

Moderna, Inc.*	877	151,072

Regeneron Pharmaceuticals, Inc.*	315	220,002

United Therapeutics Corp.*	262	47,006

Vertex Pharmaceuticals, Inc.*	608	158,670

Total Biotechnology		1,885,800

Building Products – 0.6%

Builders FirstSource, Inc.*	313	20,201

Lennox International, Inc.	493	127,125

Masco Corp.	2,434	124,134

Owens Corning	2,143	196,085

Total Building Products		467,545

Capital Markets – 2.4%

Ameriprise Financial, Inc.	542	162,795

Bank of New York Mellon Corp.	4,203	208,595

CBOE Global Markets, Inc.	596	68,194

FactSet Research Systems, Inc.	334	145,006

Franklin Resources, Inc.	4,530	126,478

Goldman Sachs Group, Inc.	858	283,226

Houlihan Lokey, Inc.	600	52,680

Jefferies Financial Group, Inc.	2,329	76,508

Morgan Stanley	4,174	364,807

S&P Global, Inc.	837	343,321

Total Capital Markets		1,831,610

Chemicals – 1.5%

CF Industries Holdings, Inc.	2,348	241,985

Dow, Inc.	5,756	366,772

Huntsman Corp.	5,752	215,758

Mosaic Co.	3,586	238,469

Westlake Corp.	525	64,785

Total Chemicals		1,127,769

Commercial Services & Supplies – 0.6%

Republic Services, Inc.	1,487	197,028

Waste Management, Inc.	1,536	243,456

Total Commercial Services & Supplies		440,484

Communications Equipment – 1.3%

Ciena Corp.*	2,534	153,636

Cisco Systems, Inc.	11,738	654,511

Juniper Networks, Inc.	5,474	203,414

Total Communications Equipment		1,011,561

Construction & Engineering – 0.4%

AECOM	2,285	175,511

EMCOR Group, Inc.	1,457	164,102

Total Construction & Engineering		339,613

Consumer Finance – 1.4%

Ally Financial, Inc.	2,703	117,526

American Express Co.	2,014	376,618

Capital One Financial Corp.	1,682	220,830

Credit Acceptance Corp.*(a)	25	13,759

Discover Financial Services	1,329	146,443

See Notes to Financial Statements.

WisdomTree Trust	25

Schedule of Investments (continued)

WisdomTree U.S. ESG Fund (RESP)

March 31, 2022

Investments	Shares	Value

OneMain Holdings, Inc.	1,774	$84,105

Synchrony Financial	3,178	110,626

Total Consumer Finance		1,069,907

Containers & Packaging – 0.4%

Packaging Corp. of America	1,019	159,076

Sealed Air Corp.	2,395	160,369

Total Containers & Packaging		319,445

Distributors – 0.1%

Genuine Parts Co.	699	88,088

Diversified Consumer Services – 0.1%

Service Corp. International	929	61,147

Diversified Financial Services – 0.2%

Voya Financial, Inc.	2,504	166,140

Diversified Telecommunication Services – 1.6%

AT&T, Inc.	24,224	572,413

Verizon Communications, Inc.	12,450	634,203

Total Diversified Telecommunication Services		1,206,616

Electric Utilities – 1.2%

Avangrid, Inc.(a)	4,575	213,835

Edison International	2,988	209,459

Eversource Energy	2,536	223,650

Exelon Corp.	5,764	274,539

Total Electric Utilities		921,483

Electrical Equipment – 0.2%

Acuity Brands, Inc.	741	140,271

Electronic Equipment, Instruments & Components – 0.8%

Arrow Electronics, Inc.*	1,653	196,096

Corning, Inc.	5,344	197,247

Jabil, Inc.	3,796	234,327

Total Electronic Equipment, Instruments & Components		627,670

Entertainment – 0.5%

Electronic Arts, Inc.	1,276	161,427

Warner Music Group Corp., Class A	6,696	253,443

Total Entertainment		414,870

Equity Real Estate Investment Trusts (REITs) – 2.3%

Brixmor Property Group, Inc.	5,800	149,698

Healthpeak Properties, Inc.	5,750	197,397

Iron Mountain, Inc.	3,864	214,104

Kilroy Realty Corp.	2,898	221,465

Omega Healthcare Investors, Inc.	747	23,277

Public Storage	442	172,504

Simon Property Group, Inc.	1,397	183,789

Ventas, Inc.	3,989	246,361

W.P. Carey, Inc.	1,419	114,712

Weyerhaeuser Co.	5,476	207,540

Total Equity Real Estate Investment Trusts (REITs)		1,730,847

Food & Staples Retailing – 0.2%

Sysco Corp.	1,822	148,766

Food Products – 2.8%

Archer-Daniels-Midland Co.	2,050	185,033

Campbell Soup Co.	3,528	157,243

Conagra Brands, Inc.	4,334	145,492

Darling Ingredients, Inc.*	1,213	97,501

General Mills, Inc.	2,871	194,424

Hershey Co.	927	200,816

Hormel Foods Corp.	2,943	151,682

Ingredion, Inc.	1,185	103,273

J.M. Smucker Co.	892	120,786

Kellogg Co.	2,523	162,708

Kraft Heinz Co.	3,507	138,141

McCormick & Co., Inc., Non-Voting Shares	1,619	161,576

Mondelez International, Inc., Class A	3,695	231,972

Post Holdings, Inc.*	542	37,539

Tyson Foods, Inc., Class A	1,153	103,344

Total Food Products		2,191,530

Gas Utilities – 0.3%

Atmos Energy Corp.	910	108,736

UGI Corp.	2,792	101,126

Total Gas Utilities		209,862

Health Care Equipment & Supplies – 2.4%

Abbott Laboratories	3,326	393,666

Baxter International, Inc.	2,343	181,676

Becton Dickinson and Co.	847	225,302

Boston Scientific Corp.*	4,645	205,727

Cooper Cos., Inc.	108	45,100

Dentsply Sirona, Inc.	2,156	106,118

Edwards Lifesciences Corp.*	2,093	246,388

Envista Holdings Corp.*	1,421	69,217

Hologic, Inc.*	1,494	114,769

ResMed, Inc.	580	140,656

Zimmer Biomet Holdings, Inc.	1,118	142,992

Total Health Care Equipment & Supplies		1,871,611

Health Care Providers & Services – 4.2%

AmerisourceBergen Corp.	1,069	165,385

Anthem, Inc.	567	278,522

Cardinal Health, Inc.	2,680	151,956

Centene Corp.*	1,708	143,797

Chemed Corp.	39	19,755

Cigna Corp.	948	227,150

CVS Health Corp.	2,918	295,331

DaVita, Inc.*	1,106	125,100

Encompass Health Corp.	1,268	90,167

HCA Healthcare, Inc.	599	150,121

Henry Schein, Inc.*	1,266	110,383

Humana, Inc.	485	211,057

Laboratory Corp. of America Holdings*	360	94,918

McKesson Corp.	570	174,494

Molina Healthcare, Inc.*	226	75,391

Quest Diagnostics, Inc.	1,069	146,303

Tenet Healthcare Corp.*	1,106	95,072

See Notes to Financial Statements.

26	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. ESG Fund (RESP)

March 31, 2022

Investments	Shares	Value

UnitedHealth Group, Inc.	1,346	$686,420

Universal Health Services, Inc., Class B	204	29,570

Total Health Care Providers & Services		3,270,892

Health Care Technology – 0.1%

Change Healthcare, Inc.*	1,839	40,090

Hotels, Restaurants & Leisure – 1.5%

Darden Restaurants, Inc.	985	130,956

McDonald’s Corp.	1,473	364,243

Scientific Games Corp., Class A*	1,000	58,750

Starbucks Corp.	2,960	269,271

Texas Roadhouse, Inc.	398	33,325

Vail Resorts, Inc.	397	103,327

Yum! Brands, Inc.	1,555	184,314

Total Hotels, Restaurants & Leisure		1,144,186

Household Durables – 0.5%

Newell Brands, Inc.	5,170	110,690

PulteGroup, Inc.	1,309	54,847

Tempur Sealy International, Inc.	2,648	73,932

Whirlpool Corp.	726	125,438

Total Household Durables		364,907

Household Products – 1.6%

Church & Dwight Co., Inc.	1,272	126,411

Clorox Co.	1,098	152,655

Colgate-Palmolive Co.	2,776	210,504

Kimberly-Clark Corp.	1,253	154,320

Procter & Gamble Co.	3,736	570,861

Reynolds Consumer Products, Inc.	1,368	40,137

Total Household Products		1,254,888

Industrial Conglomerates – 0.4%

3M Co.	2,037	303,269

Insurance – 3.2%

Aflac, Inc.	3,246	209,010

Alleghany Corp.*	89	75,383

Allstate Corp.	1,445	200,147

American Financial Group, Inc.	564	82,130

American International Group, Inc.	2,675	167,910

CNA Financial Corp.	2,109	102,539

Fidelity National Financial, Inc.	1,239	60,513

First American Financial Corp.	1,281	83,034

Hartford Financial Services Group, Inc.	2,769	198,842

Marsh & McLennan Cos., Inc.	1,254	213,707

MetLife, Inc.	3,485	244,926

Old Republic International Corp.	917	23,723

Progressive Corp.	1,666	189,907

Prudential Financial, Inc.	1,893	223,696

Reinsurance Group of America, Inc.	851	93,150

Travelers Cos., Inc.	1,048	191,501

W.R. Berkley Corp.	1,344	89,497

Total Insurance		2,449,615

Interactive Media & Services – 5.1%

Alphabet, Inc., Class A*	1,423	3,957,861

Internet & Direct Marketing Retail – 3.2%

Amazon.com, Inc.*	701	2,285,225

eBay, Inc.	3,037	173,899

Total Internet & Direct Marketing Retail		2,459,124

IT Services – 6.7%

Akamai Technologies, Inc.*	1,736	207,261

Automatic Data Processing, Inc.	1,627	370,208

Cognizant Technology Solutions Corp., Class A	2,957	265,154

Concentrix Corp.	766	127,585

DXC Technology Co.*	5,653	184,457

EPAM Systems, Inc.*	680	201,695

Fidelity National Information Services, Inc.	2,496	250,648

Gartner, Inc.*	453	134,749

Global Payments, Inc.	1,035	141,629

GoDaddy, Inc., Class A*	767	64,198

International Business Machines Corp.	3,223	419,055

Jack Henry & Associates, Inc.	298	58,721

MasterCard, Inc., Class A	2,651	947,414

PayPal Holdings, Inc.*	4,191	484,689

Visa, Inc., Class A	5,295	1,174,272

Western Union Co.	7,525	141,019

Total IT Services		5,172,754

Leisure Products – 0.1%

Brunswick Corp.	1,253	101,355

Life Sciences Tools & Services – 1.5%

Agilent Technologies, Inc.	1,425	188,570

IQVIA Holdings, Inc.*	655	151,443

Mettler-Toledo International, Inc.*	107	146,931

Syneos Health, Inc.*	739	59,822

Thermo Fisher Scientific, Inc.	680	401,642

Waters Corp.*	306	94,979

West Pharmaceutical Services, Inc.	350	143,749

Total Life Sciences Tools & Services		1,187,136

Machinery – 2.5%

AGCO Corp.	1,144	167,058

Caterpillar, Inc.	1,603	357,181

Deere & Co.	786	326,552

Donaldson Co., Inc.	2,331	121,049

Dover Corp.	897	140,739

Lincoln Electric Holdings, Inc.	1,188	163,718

Nordson Corp.	527	119,671

PACCAR, Inc.	1,546	136,156

Snap-on, Inc.	430	88,357

Stanley Black & Decker, Inc.	1,299	181,587

Toro Co.	1,480	126,525

Total Machinery		1,928,593

Media – 2.6%

Charter Communications, Inc., Class A*	467	254,758

Comcast Corp., Class A	12,944	606,038

Discovery, Inc., Class A*	3,462	86,273

Fox Corp., Class A	2,463	97,165

Interpublic Group of Cos., Inc.	6,201	219,825

See Notes to Financial Statements.

WisdomTree Trust	27

Schedule of Investments (continued)

WisdomTree U.S. ESG Fund (RESP)

March 31, 2022

Investments	Shares	Value

New York Times Co., Class A	2,369	$108,595

News Corp., Class A	5,917	131,062

Nexstar Media Group, Inc., Class A	167	31,476

Omnicom Group, Inc.	2,088	177,229

Paramount Global, Class B(a)	5,171	195,516

Sirius XM Holdings, Inc.(a)	19,554	129,448

Total Media		2,037,385

Metals & Mining – 0.8%

Nucor Corp.	1,227	182,394

Reliance Steel & Aluminum Co.	827	151,630

Steel Dynamics, Inc.	2,374	198,063

United States Steel Corp.	2,795	105,483

Total Metals & Mining		637,570

Multi-Utilities – 0.7%

Consolidated Edison, Inc.	2,218	210,000

Sempra Energy	1,750	294,210

Total Multi-Utilities		504,210

Multiline Retail – 0.7%

Kohl’s Corp.	2,305	139,360

Macy’s, Inc.	5,199	126,648

Target Corp.	1,219	258,696

Total Multiline Retail		524,704

Pharmaceuticals – 2.8%

Bristol-Myers Squibb Co.	4,734	345,724

Eli Lilly & Co.	1,535	439,578

Johnson & Johnson	3,906	692,260

Merck & Co., Inc.	2,972	243,853

Pfizer, Inc.	9,008	466,344

Total Pharmaceuticals		2,187,759

Professional Services – 0.7%

Booz Allen Hamilton Holding Corp.	1,803	158,376

Robert Half International, Inc.	1,336	152,544

Verisk Analytics, Inc.	964	206,903

Total Professional Services		517,823

Real Estate Management & Development – 0.6%

CBRE Group, Inc., Class A*	2,644	241,979

Jones Lang LaSalle, Inc.*	878	210,246

Total Real Estate Management & Development		452,225

Road & Rail – 1.5%

Avis Budget Group, Inc.*	900	236,970

JB Hunt Transport Services, Inc.	481	96,580

Knight-Swift Transportation Holdings, Inc.	1,000	50,460

Norfolk Southern Corp.	809	230,743

Union Pacific Corp.	1,472	402,165

XPO Logistics, Inc.*	1,756	127,837

Total Road & Rail		1,144,755

Semiconductors & Semiconductor Equipment – 3.5%

Applied Materials, Inc.	3,356	442,321

First Solar, Inc.*	2,927	245,107

Intel Corp.	12,060	597,694

KLA Corp.	765	280,036

Lam Research Corp.	612	329,017

Micron Technology, Inc.	3,959	308,366

QUALCOMM, Inc.	3,358	513,170

Total Semiconductors & Semiconductor Equipment		2,715,711

Software – 9.4%

Adobe, Inc.*	1,406	640,602

Aspen Technology, Inc.*	772	127,666

Autodesk, Inc.*	1,520	325,812

Dolby Laboratories, Inc., Class A	1,704	133,287

Fair Isaac Corp.*	245	114,283

Microsoft Corp.	15,063	4,644,073

NortonLifeLock, Inc.	7,927	210,224

Oracle Corp.	7,266	601,116

PTC, Inc.*	1,138	122,585

SS&C Technologies Holdings, Inc.	578	43,362

VMware, Inc., Class A	2,331	265,431

Total Software		7,228,441

Specialty Retail – 2.3%

Advance Auto Parts, Inc.	318	65,813

AutoNation, Inc.*	542	53,972

AutoZone, Inc.*	69	141,076

Best Buy Co., Inc.	1,748	158,893

Home Depot, Inc.	1,659	496,589

Lithia Motors, Inc.	249	74,730

Lowe’s Cos., Inc.	1,446	292,367

O’Reilly Automotive, Inc.*	106	72,606

Penske Automotive Group, Inc.	1,100	103,092

Tractor Supply Co.	611	142,589

Williams-Sonoma, Inc.	913	132,385

Total Specialty Retail		1,734,112

Technology Hardware, Storage & Peripherals – 8.4%

Apple, Inc.	31,715	5,537,756

Hewlett Packard Enterprise Co.	16,165	270,117

HP, Inc.	8,318	301,944

NetApp, Inc.	2,320	192,560

Western Digital Corp.*	3,382	167,916

Total Technology Hardware, Storage & Peripherals		6,470,293

Textiles, Apparel & Luxury Goods – 1.0%

NIKE, Inc., Class B	3,174	427,093

PVH Corp.	1,750	134,068

Ralph Lauren Corp.	1,060	120,246

Tapestry, Inc.	3,013	111,933

Total Textiles, Apparel & Luxury Goods		793,340

Water Utilities – 0.5%

American Water Works Co., Inc.	1,455	240,846

Essential Utilities, Inc.	3,097	158,350

Total Water Utilities		399,196
TOTAL COMMON STOCKS (Cost: $60,063,786)		76,995,381

See Notes to Financial Statements.

28	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree U.S. ESG Fund (RESP)

March 31, 2022

Investments	Shares	Value

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.0%

United States – 0.0%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.25%(b)
(Cost: $11,792)	11,792	$11,792

TOTAL INVESTMENTS IN SECURITIES – 99.9% (Cost: $60,075,578)		77,007,173

Other Assets less Liabilities – 0.1%		50,506

NET ASSETS – 100.0%		$77,057,679

*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2022 (See Note 2). At March 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $187,488 and the total market value of the collateral held by the Fund was $192,970. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $181,178.

(b)	Rate shown represents annualized 7-day yield as of March 31, 2022.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$76,995,381	$—	$—	$76,995,381
Investment of Cash Collateral for Securities Loaned	—	11,792	—	11,792
Total Investments in Securities	$76,995,381	$11,792	$—	$77,007,173

See Notes to Financial Statements.

WisdomTree Trust	29

Schedule of Investments

WisdomTree U.S. Growth & Momentum Fund (WGRO)

March 31, 2022

Investments	Shares	Value

COMMON STOCKS – 99.9%

United States – 93.4%

Automobiles – 2.1%

Tesla, Inc.*	81	$87,286

Banks – 2.6%

East West Bancorp, Inc.	483	38,167

Signature Bank	233	68,383

Total Banks		106,550

Biotechnology – 3.1%

Moderna, Inc.*	486	83,718

Regeneron Pharmaceuticals, Inc.*	63	44,001

Total Biotechnology		127,719

Building Products – 2.3%

Builders FirstSource, Inc.*	533	34,400

Trex Co., Inc.*	888	58,013

Total Building Products		92,413

Capital Markets – 11.8%

Ameriprise Financial, Inc.	253	75,991

Ares Management Corp., Class A	953	77,412

Blackstone, Inc.	588	74,640

FactSet Research Systems, Inc.	106	46,020

Houlihan Lokey, Inc.	731	64,182

Raymond James Financial, Inc.	713	78,366

Stifel Financial Corp.	991	67,289

Total Capital Markets		483,900

Chemicals – 0.9%

Element Solutions, Inc.	1,624	35,566

Communications Equipment – 3.0%

Arista Networks, Inc.*	614	85,333

Ciena Corp.*	598	36,257

Total Communications Equipment		121,590

Consumer Finance – 0.9%

American Express Co.	197	36,839

Electronic Equipment, Instruments & Components – 3.0%

Arrow Electronics, Inc.*	435	51,604

Keysight Technologies, Inc.*	447	70,613

Total Electronic Equipment, Instruments & Components		122,217

Entertainment – 1.0%

Live Nation Entertainment, Inc.*	345	40,586

Health Care Providers & Services – 0.9%

Tenet Healthcare Corp.*	433	37,221

Hotels, Restaurants & Leisure – 6.1%

Choice Hotels International, Inc.	600	85,056

Expedia Group, Inc.*	211	41,286

Hilton Worldwide Holdings, Inc.*	271	41,122

SeaWorld Entertainment, Inc.*	1,095	81,512

Total Hotels, Restaurants & Leisure		248,976

Household Durables – 1.1%

Garmin Ltd.	392	46,495

Insurance – 1.0%

Arch Capital Group Ltd.*	811	39,269

Interactive Media & Services – 3.0%

Alphabet, Inc., Class A*	31	86,222

Ziff Davis, Inc.*	384	37,163

Total Interactive Media & Services		123,385

IT Services – 7.1%

Accenture PLC, Class A	240	80,935

Concentrix Corp.	193	32,146

EPAM Systems, Inc.*	334	99,068

Gartner, Inc.*	264	78,529

Total IT Services		290,678

Life Sciences Tools & Services – 0.8%

PerkinElmer, Inc.	184	32,101

Machinery – 2.8%

Ingersoll Rand, Inc.	1,431	72,051

Middleby Corp.*	256	41,969

Total Machinery		114,020

Metals & Mining – 1.0%

Freeport-McMoRan, Inc.	787	39,145

Paper & Forest Products – 0.8%

Louisiana-Pacific Corp.	545	33,855

Pharmaceuticals – 2.0%

Pfizer, Inc.	811	41,985

Zoetis, Inc.	222	41,867

Total Pharmaceuticals		83,852

Real Estate Management & Development – 3.6%

CBRE Group, Inc., Class A*	794	72,667

Jones Lang LaSalle, Inc.*	318	76,148

Total Real Estate Management & Development		148,815

Road & Rail – 1.4%

Avis Budget Group, Inc.*	226	59,506

Semiconductors & Semiconductor Equipment – 16.3%

Advanced Micro Devices, Inc.*	670	73,258

Applied Materials, Inc.	540	71,172

Broadcom, Inc.	55	34,632

KLA Corp.	200	73,212

Lattice Semiconductor Corp.*	1,187	72,348

Marvell Technology, Inc.	1,146	82,180

NVIDIA Corp.	296	80,766

ON Semiconductor Corp.*	1,246	78,012

QUALCOMM, Inc.	234	35,760

Synaptics, Inc.*	332	66,234

Total Semiconductors & Semiconductor Equipment		667,574

Software – 6.9%

Atlassian Corp. PLC, Class A*	247	72,576

Datadog, Inc., Class A*	263	39,837

Fortinet, Inc.*	118	40,325

Microsoft Corp.	151	46,555

Palo Alto Networks, Inc.*	71	44,198

See Notes to Financial Statements.

30	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree U.S. Growth & Momentum Fund (WGRO)

March 31, 2022

Investments	Shares	Value

Tyler Technologies, Inc.*	85	$37,816

Total Software		281,307

Specialty Retail – 1.2%

AutoZone, Inc.*	24	49,070

Technology Hardware, Storage & Peripherals – 1.3%

Apple, Inc.	294	51,335

Textiles, Apparel & Luxury Goods – 2.5%

Capri Holdings Ltd.*	596	30,628

Crocs, Inc.*	925	70,670

Total Textiles, Apparel & Luxury Goods		101,298

Trading Companies & Distributors – 2.9%

SiteOne Landscape Supply, Inc.*	227	36,704

WESCO International, Inc.*	638	83,029

Total Trading Companies & Distributors		119,733
Total United States		3,822,301

China – 1.7%

Semiconductors & Semiconductor Equipment – 1.7%

NXP Semiconductors NV	379	70,145

Ireland – 1.7%

Trading Companies & Distributors – 1.7%

AerCap Holdings NV*	1,392	69,990

Switzerland – 1.9%

Semiconductors & Semiconductor Equipment – 1.9%

STMicroelectronics NV, Registered Shares	1,803	77,926

United Kingdom – 1.2%

Chemicals – 1.2%

Linde PLC	154	49,192

TOTAL INVESTMENTS IN SECURITIES – 99.9% (Cost: $4,215,652)		4,089,554

Other Assets less Liabilities – 0.1%		5,930

NET ASSETS – 100.0%		$4,095,484

*	Non-income producing security.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$4,089,554	$—	$—	$4,089,554
Total Investments in Securities	$4,089,554	$—	$—	$4,089,554

See Notes to Financial Statements.

WisdomTree Trust	31

Schedule of Investments

WisdomTree U.S. High Dividend Fund (DHS)

March 31, 2022

Investments	Shares	Value

COMMON STOCKS – 99.5%

United States – 99.5%

Aerospace & Defense – 1.5%

Lockheed Martin Corp.	34,654	$15,296,276

Banks – 6.7%

Associated Banc-Corp.	20,614	469,175

Atlantic Union Bankshares Corp.	11,855	434,960

Bank of Hawaii Corp.	6,768	567,971

Banner Corp.	4,212	246,528

Brookline Bancorp, Inc.	12,506	197,845

Camden National Corp.	2,717	127,808

Cathay General Bancorp	17,065	763,659

Central Pacific Financial Corp.	6,951	193,933

Citigroup, Inc.	246,360	13,155,624

Citizens & Northern Corp.	5,337	130,116

Citizens Financial Group, Inc.	53,187	2,410,967

City Holding Co.	3,580	281,746

Columbia Banking System, Inc.	10,517	339,384

Comerica, Inc.	15,680	1,417,942

Community Trust Bancorp, Inc.	3,803	156,684

CVB Financial Corp.	26,153	607,011

Dime Community Bancshares, Inc.	5,616	194,145

Farmers National Banc Corp.	7,887	134,552

Fifth Third Bancorp	70,216	3,022,097

Financial Institutions, Inc.	4,571	137,724

First Bancorp, Inc.	3,746	112,680

First Busey Corp.	9,955	252,260

First Commonwealth Financial Corp.	16,352	247,896

First Community Bankshares, Inc.	4,443	125,337

First Financial Bancorp	15,947	367,578

First Hawaiian, Inc.	18,890	526,842

First Horizon Corp.	73,716	1,731,589

First Interstate BancSystem, Inc., Class A	6,205	228,158

First of Long Island Corp.	5,755	111,992

Flushing Financial Corp.	7,575	169,301

FNB Corp.	38,578	480,296

Fulton Financial Corp.	18,148	301,620

HBT Financial, Inc.	7,766	141,186

Heritage Commerce Corp.	16,827	189,304

Heritage Financial Corp.	5,812	145,649

Hope Bancorp, Inc.	23,924	384,698

Horizon Bancorp, Inc.	6,987	130,447

Independent Bank Corp.	6,215	136,730

International Bancshares Corp.	7,984	337,005

KeyCorp	119,637	2,677,476

Lakeland Bancorp, Inc.	9,467	158,099

M&T Bank Corp.	15,223	2,580,298

Mercantile Bank Corp.	3,461	122,589

Midland States Bancorp, Inc.	6,905	199,278

MidWestOne Financial Group, Inc.	153	5,064

NBT Bancorp, Inc.	5,734	207,169

Northwest Bancshares, Inc.(a)	26,283	355,083

OceanFirst Financial Corp.	8,145	163,714

Old National Bancorp	28,053	459,508

Pacific Premier Bancorp, Inc.	12,315	435,335

Park National Corp.(a)	3,097	406,884

People’s United Financial, Inc.	67,256	1,344,447

Peoples Bancorp, Inc.	5,594	175,148

Premier Financial Corp.	6,191	187,773

Prosperity Bancshares, Inc.	10,249	711,076

Regions Financial Corp.	107,202	2,386,316

Sandy Spring Bancorp, Inc.	7,000	314,440

Southside Bancshares, Inc.	7,008	286,137

Synovus Financial Corp.	15,388	754,012

Tompkins Financial Corp.(a)	2,306	180,491

Truist Financial Corp.	165,780	9,399,726

Trustmark Corp.	6,769	205,710

U.S. Bancorp	181,959	9,671,121

Umpqua Holdings Corp.	49,978	942,585

United Bankshares, Inc.	18,152	633,142

Univest Financial Corp.	6,121	163,798

Valley National Bancorp	46,233	601,954

Washington Trust Bancorp, Inc.	4,143	217,507

Webster Financial Corp.	9,000	505,080

WesBanco, Inc.	14,668	503,992

West Bancorp, Inc.	5,270	143,397

Total Banks		68,208,788

Beverages – 4.6%

Coca-Cola Co.	755,752	46,856,624

Biotechnology – 8.4%

AbbVie, Inc.	313,533	50,826,835

Amgen, Inc.	72,689	17,577,654

Gilead Sciences, Inc.	292,991	17,418,315

Total Biotechnology		85,822,804

Capital Markets – 3.8%

Artisan Partners Asset Management, Inc., Class A(a)	24,466	962,737

B. Riley Financial, Inc.(a)	8,564	599,137

Blackstone, Inc.	127,259	16,154,258

Federated Hermes, Inc., Class B	11,306	385,082

Franklin Resources, Inc.	66,053	1,844,200

GCM Grosvenor, Inc., Class A(a)	5,454	52,958

Moelis & Co., Class A	14,501	680,822

Morgan Stanley	193,018	16,869,773

Sculptor Capital Management, Inc.	6,492	90,434

Virtu Financial, Inc., Class A	25,819	960,983

Total Capital Markets		38,600,384

Chemicals – 1.1%

Cabot Corp.	5,737	392,468

Chemours Co.(a)	20,361	640,964

Dow, Inc.	146,254	9,319,305

Kronos Worldwide, Inc.	27,605	428,430

Total Chemicals		10,781,167

Commercial Services & Supplies – 0.1%

ACCO Brands Corp.	14,647	117,176

See Notes to Financial Statements.

32	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. High Dividend Fund (DHS)

March 31, 2022

Investments	Shares	Value

Deluxe Corp.	6,082	$183,920

Ennis, Inc.	7,268	134,240

Healthcare Services Group, Inc.(a)	14,574	270,639

HNI Corp.	7,242	268,316

Pitney Bowes, Inc.	24,285	126,282

Steelcase, Inc., Class A	16,972	202,815

Total Commercial Services & Supplies		1,303,388

Communications Equipment – 2.3%

Cisco Systems, Inc.	417,902	23,302,216

Construction & Engineering – 0.1%

MDU Resources Group, Inc.	34,350	915,427

Consumer Finance – 0.2%

Navient Corp.	18,741	319,347

OneMain Holdings, Inc.	40,071	1,899,766

Total Consumer Finance		2,219,113

Containers & Packaging – 0.5%

Greif, Inc., Class B(a)	5,302	338,056

International Paper Co.	57,141	2,637,057

Packaging Corp. of America	10,628	1,659,137

Sonoco Products Co.	11,288	706,177

Total Containers & Packaging		5,340,427

Diversified Consumer Services – 0.1%

H&R Block, Inc.(a)	29,832	776,825

Strategic Education, Inc.	3,883	257,754

Total Diversified Consumer Services		1,034,579

Diversified Telecommunication Services – 4.1%

Cogent Communications Holdings, Inc.	11,915	790,560

Verizon Communications, Inc.	801,487	40,827,748

Total Diversified Telecommunication Services		41,618,308

Electric Utilities – 7.6%

ALLETE, Inc.	8,236	551,647

Alliant Energy Corp.	26,474	1,654,096

American Electric Power Co., Inc.	71,142	7,097,837

Avangrid, Inc.(a)	50,824	2,375,514

Duke Energy Corp.	113,729	12,698,980

Edison International	56,183	3,938,428

Entergy Corp.	29,210	3,410,268

Evergy, Inc.	44,497	3,040,925

Eversource Energy	36,417	3,211,615

Exelon Corp.	159,341	7,589,412

FirstEnergy Corp.	123,495	5,663,481

Hawaiian Electric Industries, Inc.	14,622	618,657

NRG Energy, Inc.	31,451	1,206,460

OGE Energy Corp.	50,302	2,051,316

Portland General Electric Co.	11,461	632,074

PPL Corp.	162,275	4,634,574

Southern Co.	246,675	17,886,404

Total Electric Utilities		78,261,688

Energy Equipment & Services – 0.4%

Baker Hughes Co.	98,906	3,601,167

Equity Real Estate Investment Trusts (REITs) – 4.5%

Agree Realty Corp.	3,582	237,702

American Assets Trust, Inc.	3,902	147,847

American Campus Communities, Inc.	7,685	430,129

Apartment Income REIT Corp.	7,634	408,114

Boston Properties, Inc.	8,273	1,065,562

Brandywine Realty Trust	18,452	260,911

Brixmor Property Group, Inc.	30,026	774,971

Broadstone Net Lease, Inc.	14,200	309,276

CareTrust REIT, Inc.	10,284	198,481

Community Healthcare Trust, Inc.	3,858	162,846

Corporate Office Properties Trust	9,323	266,078

Cousins Properties, Inc.	9,535	384,165

Crown Castle International Corp.	29,971	5,532,647

CubeSmart	15,670	815,310

Douglas Emmett, Inc.	11,327	378,548

Easterly Government Properties, Inc.	10,921	230,870

EPR Properties	6,690	366,010

Equity Residential	23,432	2,107,005

Essential Properties Realty Trust, Inc.	8,942	226,233

Federal Realty Investment Trust	3,522	429,931

Four Corners Property Trust, Inc.	7,820	211,453

Gaming and Leisure Properties, Inc.	30,479	1,430,379

Getty Realty Corp.	6,965	199,338

Gladstone Commercial Corp.	4,735	104,265

Healthcare Realty Trust, Inc.	9,393	258,120

Healthcare Trust of America, Inc., Class A	18,567	581,890

Healthpeak Properties, Inc.	28,322	972,294

Highwoods Properties, Inc.	10,138	463,712

Hudson Pacific Properties, Inc.	10,679	296,342

Industrial Logistics Properties Trust	10,042	227,652

Iron Mountain, Inc.	33,705	1,867,594

JBG SMITH Properties	5,873	171,609

Kilroy Realty Corp.	7,567	578,270

Kimco Realty Corp.	40,330	996,151

Kite Realty Group Trust	11,122	253,248

Lamar Advertising Co., Class A	6,637	771,087

LTC Properties, Inc.(a)	4,562	175,500

LXP Industrial Trust	32,245	506,247

Macerich Co.	10,553	165,049

National Retail Properties, Inc.	18,154	815,841

National Storage Affiliates Trust	8,173	512,937

Necessity Retail REIT, Inc.	21,599	170,848

Office Properties Income Trust	7,927	203,962

Omega Healthcare Investors, Inc.(a)	32,209	1,003,632

One Liberty Properties, Inc.	3,757	115,678

Paramount Group, Inc.	16,000	174,560

Physicians Realty Trust	18,242	319,965

Piedmont Office Realty Trust, Inc., Class A	11,610	199,924

PotlatchDeltic Corp.	5,992	315,958

Rayonier, Inc.	8,601	353,673

Realty Income Corp.	36,119	2,503,047

Regency Centers Corp.	7,959	567,795

Saul Centers, Inc.	2,553	134,543

See Notes to Financial Statements.

WisdomTree Trust	33

Schedule of Investments (continued)

WisdomTree U.S. High Dividend Fund (DHS)

March 31, 2022

Investments	Shares	Value

Simon Property Group, Inc.	31,593	$4,156,375

SITE Centers Corp.	8,385	140,113

SL Green Realty Corp.(a)	7,515	610,068

Spirit Realty Capital, Inc.	14,854	683,581

STAG Industrial, Inc.	12,710	525,559

STORE Capital Corp.	26,397	771,584

Tanger Factory Outlet Centers, Inc.	6,455	110,961

Uniti Group, Inc.	23,027	316,852

Ventas, Inc.	21,585	1,333,090

VICI Properties, Inc.	51,250	1,458,575

W.P. Carey, Inc.	22,004	1,778,803

Washington Real Estate Investment Trust	5,471	139,511

Welltower, Inc.	18,882	1,815,316

Total Equity Real Estate Investment Trusts (REITs)		46,195,587

Food & Staples Retailing – 0.6%

SpartanNash Co.(a)	8,553	282,164

Walgreens Boots Alliance, Inc.	130,491	5,842,082

Total Food & Staples Retailing		6,124,246

Food Products – 2.4%

B&G Foods, Inc.	16,330	440,584

Campbell Soup Co.	41,855	1,865,477

Conagra Brands, Inc.	72,504	2,433,959

Flowers Foods, Inc.	39,835	1,024,158

General Mills, Inc.	72,608	4,917,014

Ingredion, Inc.	6,942	604,995

J.M. Smucker Co.	12,432	1,683,417

Kellogg Co.	47,145	3,040,381

Kraft Heinz Co.	217,764	8,577,724

Total Food Products		24,587,709

Gas Utilities – 0.7%

Atmos Energy Corp.	14,076	1,681,941

National Fuel Gas Co.	18,824	1,293,209

New Jersey Resources Corp.(a)	13,551	621,449

Northwest Natural Holding Co.	5,880	304,114

ONE Gas, Inc.	6,285	554,588

South Jersey Industries, Inc.	27,719	957,691

Spire, Inc.(a)	10,448	749,749

UGI Corp.	36,727	1,330,252

Total Gas Utilities		7,492,993

Health Care Providers & Services – 0.3%

Cardinal Health, Inc.	44,243	2,508,578

National HealthCare Corp.	2,319	162,863

Patterson Cos., Inc.	16,073	520,283

Total Health Care Providers & Services		3,191,724

Hotels, Restaurants & Leisure – 0.2%

Cracker Barrel Old Country Store, Inc.	3,559	422,560

Darden Restaurants, Inc.	14,764	1,962,874

Total Hotels, Restaurants & Leisure		2,385,434

Household Durables – 0.3%

Ethan Allen Interiors, Inc.(a)	6,912	180,196

Leggett & Platt, Inc.	19,916	693,077

MDC Holdings, Inc.	11,809	446,852

Newell Brands, Inc.	66,124	1,415,715

Total Household Durables		2,735,840

Household Products – 0.6%

Energizer Holdings, Inc.	8,333	256,323

Kimberly-Clark Corp.	42,484	5,232,329

Reynolds Consumer Products, Inc.(a)	24,129	707,945

Total Household Products		6,196,597

Independent Power & Renewable Electricity Producers – 0.0%

Clearway Energy, Inc., Class A	9,718	323,804

Industrial Conglomerates – 1.1%

3M Co.	73,254	10,906,056

Insurance – 3.7%

Aflac, Inc.	71,803	4,623,395

Allstate Corp.	32,009	4,433,567

CNA Financial Corp.	36,434	1,771,421

Donegal Group, Inc., Class A	7,927	106,301

Fidelity National Financial, Inc.	56,923	2,780,119

First American Financial Corp.	16,106	1,043,991

Horace Mann Educators Corp.	4,271	178,656

Mercury General Corp.	15,113	831,215

MetLife, Inc.	102,985	7,237,786

Old Republic International Corp.	63,292	1,637,364

Principal Financial Group, Inc.	36,897	2,708,609

Prudential Financial, Inc.	63,493	7,502,968

Reinsurance Group of America, Inc.	7,003	766,548

Safety Insurance Group, Inc.	4,652	422,634

Universal Insurance Holdings, Inc.(a)	9,658	130,287

Unum Group	40,179	1,266,040

Total Insurance		37,440,901

Leisure Products – 0.0%

Sturm Ruger & Co., Inc.(a)	5,057	352,068

Machinery – 0.0%

Trinity Industries, Inc.	11,429	392,700

Media – 0.5%

Interpublic Group of Cos., Inc.	46,193	1,637,542

Omnicom Group, Inc.	32,519	2,760,213

Sinclair Broadcast Group, Inc., Class A	7,382	206,843

Total Media		4,604,598

Metals & Mining – 1.0%

Newmont Corp.	120,218	9,551,320

SunCoke Energy, Inc.	19,996	178,164

Total Metals & Mining		9,729,484

Multi-Utilities – 3.9%

Avista Corp.	12,107	546,631

Black Hills Corp.	8,697	669,843

CMS Energy Corp.	46,727	3,268,086

Consolidated Edison, Inc.	51,289	4,856,043

Dominion Energy, Inc.	104,303	8,862,626

DTE Energy Co.	22,852	3,021,263

See Notes to Financial Statements.

34	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. High Dividend Fund (DHS)

March 31, 2022

Investments	Shares	Value

NiSource, Inc.	50,235	$1,597,473

NorthWestern Corp.	9,278	561,226

Public Service Enterprise Group, Inc.	61,154	4,280,780

Sempra Energy	41,844	7,034,813

Unitil Corp.(a)	3,211	160,165

WEC Energy Group, Inc.	52,883	5,278,252

Total Multi-Utilities		40,137,201

Multiline Retail – 0.0%

Franchise Group, Inc.	7,652	317,022

Oil, Gas & Consumable Fuels – 17.8%

Antero Midstream Corp.	172,833	1,878,695

Chesapeake Energy Corp.(a)	12,963	1,127,781

Chevron Corp.	339,578	55,293,486

Civitas Resources, Inc.(a)	15,828	945,090

Devon Energy Corp.	308,960	18,268,805

DTE Midstream LLC	18,631	1,010,918

EOG Resources, Inc.	77,590	9,251,055

Equitrans Midstream Corp.	99,468	839,510

Exxon Mobil Corp.	810,387	66,929,862

Falcon Minerals Corp.	41,720	281,193

HF Sinclair Corp.*	25,700	1,024,145

Kinder Morgan, Inc.	589,501	11,147,464

Marathon Petroleum Corp.	86,564	7,401,222

ONEOK, Inc.	104,852	7,405,697

Total Oil, Gas & Consumable Fuels		182,804,923

Paper & Forest Products – 0.0%

Glatfelter Corp.	6,932	85,818

Neenah, Inc.	3,002	119,059

Schweitzer-Mauduit International, Inc.	7,301	200,778

Total Paper & Forest Products		405,655

Personal Products – 0.0%

Nu Skin Enterprises, Inc., Class A	6,835	327,260

Pharmaceuticals – 10.1%

Bristol-Myers Squibb Co.	291,951	21,321,182

Merck & Co., Inc.	361,927	29,696,110

Organon & Co.	55,289	1,931,245

Pfizer, Inc.	968,596	50,144,215

Total Pharmaceuticals		103,092,752

Professional Services – 0.0%

Resources Connection, Inc.	7,482	128,241

Real Estate Management & Development – 0.0%

Kennedy-Wilson Holdings, Inc.	13,178	321,411

Road & Rail – 0.1%

Ryder System, Inc.	8,727	692,313

Semiconductors & Semiconductor Equipment – 0.0%

NVE Corp.	2,480	135,086

Specialty Retail – 0.1%

Big 5 Sporting Goods Corp.(a)	6,153	105,524

Buckle, Inc.	7,866	259,893

Camping World Holdings, Inc., Class A(a)	8,218	229,693

Guess?, Inc.	9,093	198,682

Rent-A-Center, Inc.	6,757	170,209

Total Specialty Retail		964,001

Technology Hardware, Storage & Peripherals – 0.7%

Hewlett Packard Enterprise Co.	157,987	2,639,963

HP, Inc.(a)	118,744	4,310,407

Xerox Holdings Corp.	33,646	678,640

Total Technology Hardware, Storage & Peripherals		7,629,010

Textiles, Apparel & Luxury Goods – 0.1%

Hanesbrands, Inc.(a)	46,230	688,365

Kontoor Brands, Inc.	7,475	309,091

Total Textiles, Apparel & Luxury Goods		997,456

Thrifts & Mortgage Finance – 0.3%

Capitol Federal Financial, Inc.	15,592	169,641

Federal Agricultural Mortgage Corp., Class C(a)	1,771	192,118

New York Community Bancorp, Inc.(a)	94,181	1,009,620

Northfield Bancorp, Inc.	9,857	141,547

Provident Financial Services, Inc.(a)	21,355	499,707

TFS Financial Corp.	66,188	1,098,721

TrustCo Bank Corp.	4,466	142,599

UWM Holdings Corp.(a)	25,032	113,395

Washington Federal, Inc.	5,566	182,676

Total Thrifts & Mortgage Finance		3,550,024

Tobacco – 8.9%

Altria Group, Inc.	851,805	44,506,811

Philip Morris International, Inc.	487,721	45,816,511

Universal Corp.	10,950	635,866

Vector Group Ltd.	46,214	556,417

Total Tobacco		91,515,605

Trading Companies & Distributors – 0.1%

MSC Industrial Direct Co., Inc., Class A	6,448	549,434

Wireless Telecommunication Services – 0.0%

Telephone and Data Systems, Inc.(a)	15,872	299,663
Total United States		1,019,689,154

Puerto Rico – 0.0%

Banks – 0.0%

First Bancorp	32,949	432,291
TOTAL COMMON STOCKS (Cost: $860,511,298)		1,020,121,445

EXCHANGE-TRADED FUND – 0.2%

United States – 0.2%

WisdomTree U.S. Total Dividend Fund(b) (Cost: $1,567,972)	24,874	1,605,865

See Notes to Financial Statements.

WisdomTree Trust	35

Schedule of Investments (concluded)

WisdomTree U.S. High Dividend Fund (DHS)

March 31, 2022

Investments	Shares	Value

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.1%

United States – 0.1%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.25%(c)
(Cost: $1,418,979)	1,418,979	$1,418,979

TOTAL INVESTMENTS IN SECURITIES – 99.8% (Cost: $863,498,249)		1,023,146,289

Other Assets less Liabilities – 0.2%		1,813,712

NET ASSETS – 100.0%		$1,024,960,001

*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2022 (See Note 2). At March 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $16,556,964 and the total market value of the collateral held by the Fund was $17,523,017. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $16,104,038.

(b)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2022.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2022 were as follows:

Affiliate	Value at 3/31/2021	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2022	Dividend Income
WisdomTree U.S. Total Dividend Fund	$—	$18,231,171	$16,781,397	$118,198	$37,893	$1,605,865	$52,441

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$1,020,121,445	$—	$—	$1,020,121,445
Exchange-Traded Fund	1,605,865	—	—	1,605,865
Investment of Cash Collateral for Securities Loaned	—	1,418,979	—	1,418,979
Total Investments in Securities	$1,021,727,310	$1,418,979	$—	$1,023,146,289

See Notes to Financial Statements.

36	WisdomTree Trust

Schedule of Investments

WisdomTree U.S. LargeCap Dividend Fund (DLN)

March 31, 2022

Investments	Shares	Value

COMMON STOCKS – 99.8%

United States – 99.8%

Aerospace & Defense – 2.0%

General Dynamics Corp.	42,474	$10,243,879

HEICO Corp.	1,026	157,532

L3Harris Technologies, Inc.	22,819	5,669,837

Lockheed Martin Corp.	51,644	22,795,662

Northrop Grumman Corp.	23,938	10,705,552

Raytheon Technologies Corp.	204,712	20,280,818

Total Aerospace & Defense		69,853,280

Air Freight & Logistics – 0.7%

Expeditors International of Washington, Inc.	12,790	1,319,416

FedEx Corp.	16,207	3,750,138

United Parcel Service, Inc., Class B	90,386	19,384,182

Total Air Freight & Logistics		24,453,736

Automobiles – 0.2%

Ford Motor Co.	442,362	7,480,341

Banks – 6.6%

Bank of America Corp.	927,525	38,232,580

Citigroup, Inc.	365,797	19,533,560

Citizens Financial Group, Inc.	67,461	3,058,007

Fifth Third Bancorp	132,151	5,687,779

First Republic Bank	6,805	1,103,091

JPMorgan Chase & Co.	639,937	87,236,212

KeyCorp	154,621	3,460,418

M&T Bank Corp.	23,144	3,922,908

PNC Financial Services Group, Inc.	58,294	10,752,328

Regions Financial Corp.	212,049	4,720,211

Signature Bank	450	132,071

Truist Financial Corp.	267,145	15,147,121

U.S. Bancorp	291,151	15,474,676

Wells Fargo & Co.	367,290	17,798,873

Total Banks		226,259,835

Beverages – 4.0%

Brown-Forman Corp., Class B	34,522	2,313,665

Coca-Cola Co.	1,156,221	71,685,702

Constellation Brands, Inc., Class A	12,166	2,802,073

Keurig Dr. Pepper, Inc.	158,566	6,009,651

PepsiCo, Inc.	317,592	53,158,549

Total Beverages		135,969,640

Biotechnology – 3.8%

AbbVie, Inc.	479,306	77,700,296

Amgen, Inc.	110,798	26,793,172

Gilead Sciences, Inc.	448,581	26,668,140

Total Biotechnology		131,161,608

Building Products – 0.0%

Carrier Global Corp.	31,512	1,445,455

Capital Markets – 4.2%

Ameriprise Financial, Inc.	12,016	3,609,126

Bank of New York Mellon Corp.	107,385	5,329,518

BlackRock, Inc.	17,349	13,257,585

Blackstone, Inc.	189,107	24,005,243

Carlyle Group, Inc.	45,712	2,235,774

Charles Schwab Corp.	89,860	7,576,097

CME Group, Inc.	35,654	8,480,660

FactSet Research Systems, Inc.	1,317	571,776

Goldman Sachs Group, Inc.	41,013	13,538,391

Intercontinental Exchange, Inc.	34,263	4,526,828

KKR & Co., Inc.	48,125	2,813,869

Moody’s Corp.	12,923	4,360,349

Morgan Stanley	287,872	25,160,013

MSCI, Inc.	3,998	2,010,514

Nasdaq, Inc.	20,733	3,694,621

Northern Trust Corp.	32,283	3,759,355

Raymond James Financial, Inc.	16,002	1,758,780

S&P Global, Inc.	13,964	5,727,753

State Street Corp.	44,728	3,896,703

T. Rowe Price Group, Inc.	43,744	6,613,655

Total Capital Markets		142,926,610

Chemicals – 1.2%

Air Products and Chemicals, Inc.	24,119	6,027,579

Albemarle Corp.	6,055	1,339,063

Corteva, Inc.	45,366	2,607,638

Dow, Inc.	222,329	14,166,804

DuPont de Nemours, Inc.	60,056	4,418,921

Ecolab, Inc.	14,395	2,541,581

International Flavors & Fragrances, Inc.	28,220	3,706,133

PPG Industries, Inc.	20,574	2,696,634

Sherwin-Williams Co.	17,684	4,414,280

Total Chemicals		41,918,633

Commercial Services & Supplies – 0.5%

Cintas Corp.	8,140	3,462,675

Republic Services, Inc.	44,994	5,961,705

Waste Management, Inc.	47,495	7,527,957

Total Commercial Services & Supplies		16,952,337

Communications Equipment – 1.2%

Cisco Systems, Inc.	654,556	36,498,043

Motorola Solutions, Inc.	16,165	3,915,163

Ubiquiti, Inc.(a)	1,113	324,061

Total Communications Equipment		40,737,267

Construction Materials – 0.0%

Martin Marietta Materials, Inc.	3,129	1,204,321

Consumer Finance – 0.6%

American Express Co.	54,103	10,117,261

Capital One Financial Corp.	36,321	4,768,584

Discover Financial Services	37,229	4,102,264

Synchrony Financial	81,515	2,837,537

Total Consumer Finance		21,825,646

Containers & Packaging – 0.2%

Avery Dennison Corp.	10,838	1,885,487

Ball Corp.	10,081	907,290

International Paper Co.	95,858	4,423,847

Total Containers & Packaging		7,216,624

See Notes to Financial Statements.

WisdomTree Trust	37

Schedule of Investments (continued)

WisdomTree U.S. LargeCap Dividend Fund (DLN)

March 31, 2022

Investments	Shares	Value

Distributors – 0.1%

Genuine Parts Co.	27,722	$3,493,526

Pool Corp.	1,546	653,726

Total Distributors		4,147,252

Diversified Financial Services – 0.1%

Apollo Global Management, Inc.	52,076	3,228,191

Diversified Telecommunication Services – 1.9%

Verizon Communications, Inc.	1,243,023	63,319,592

Electric Utilities – 4.0%

American Electric Power Co., Inc.	109,791	10,953,848

Avangrid, Inc.(a)	74,589	3,486,290

Duke Energy Corp.	175,074	19,548,763

Edison International	81,157	5,689,106

Entergy Corp.	42,952	5,014,646

Eversource Energy	51,671	4,556,865

Exelon Corp.	231,127	11,008,579

FirstEnergy Corp.	171,901	7,883,380

NextEra Energy, Inc.	306,711	25,981,489

PPL Corp.	235,239	6,718,426

Southern Co.	378,679	27,458,014

Xcel Energy, Inc.	102,810	7,419,797

Total Electric Utilities		135,719,203

Electrical Equipment – 0.4%

AMETEK, Inc.	8,743	1,164,393

Emerson Electric Co.	83,022	8,140,307

Rockwell Automation, Inc.	11,600	3,248,348

Total Electrical Equipment		12,553,048

Electronic Equipment, Instruments & Components – 0.3%

Amphenol Corp., Class A	41,943	3,160,405

CDW Corp.	9,534	1,705,537

Corning, Inc.	109,156	4,028,948

Total Electronic Equipment, Instruments & Components		8,894,890

Energy Equipment & Services – 0.3%

Baker Hughes Co.	189,511	6,900,095

Halliburton Co.	64,232	2,432,466

Total Energy Equipment & Services		9,332,561

Entertainment – 0.1%

Activision Blizzard, Inc.	33,842	2,711,083

Electronic Arts, Inc.	9,612	1,216,014

Total Entertainment		3,927,097

Equity Real Estate Investment Trusts (REITs) – 5.4%

Alexandria Real Estate Equities, Inc.	24,294	4,889,168

American Tower Corp.	74,864	18,807,334

AvalonBay Communities, Inc.	32,289	8,019,619

Boston Properties, Inc.	31,718	4,085,278

Camden Property Trust	7,782	1,293,368

Crown Castle International Corp.	114,629	21,160,513

Digital Realty Trust, Inc.	51,595	7,316,171

Duke Realty Corp.	50,436	2,928,314

Equinix, Inc.	7,639	5,665,235

Equity Residential	91,788	8,253,577

Essex Property Trust, Inc.	11,401	3,938,817

Extra Space Storage, Inc.	32,927	6,769,791

Healthpeak Properties, Inc.	139,259	4,780,761

Invitation Homes, Inc.	68,305	2,744,495

Mid-America Apartment Communities, Inc.	22,606	4,734,827

Prologis, Inc.	75,435	12,181,244

Public Storage	38,917	15,188,527

Realty Income Corp.	133,106	9,224,246

SBA Communications Corp.	4,933	1,697,445

Simon Property Group, Inc.	119,969	15,783,122

Sun Communities, Inc.	14,149	2,480,178

UDR, Inc.	34,165	1,960,046

Ventas, Inc.	72,875	4,500,760

VICI Properties, Inc.	167,263	4,760,305

Welltower, Inc.	66,761	6,418,403

Weyerhaeuser Co.	98,725	3,741,678

Total Equity Real Estate Investment Trusts (REITs)		183,323,222

Food & Staples Retailing – 2.2%

Costco Wholesale Corp.	24,741	14,247,105

Kroger Co.	103,735	5,951,277

Sysco Corp.	77,195	6,302,972

Walgreens Boots Alliance, Inc.	185,720	8,314,684

Walmart, Inc.	262,710	39,122,773

Total Food & Staples Retailing		73,938,811

Food Products – 1.8%

Archer-Daniels-Midland Co.	104,097	9,395,795

General Mills, Inc.	126,957	8,597,528

Hershey Co.	22,310	4,833,015

Hormel Foods Corp.	65,934	3,398,239

Kellogg Co.	87,565	5,647,067

Kraft Heinz Co.	312,226	12,298,582

McCormick & Co., Inc., Non-Voting Shares	28,220	2,816,356

Mondelez International, Inc., Class A	178,572	11,210,750

Tyson Foods, Inc., Class A	48,718	4,366,594

Total Food Products		62,563,926

Health Care Equipment & Supplies – 1.2%

Abbott Laboratories	210,276	24,888,267

Baxter International, Inc.	35,986	2,790,355

Becton Dickinson and Co.	23,469	6,242,754

Cooper Cos., Inc.	100	41,759

ResMed, Inc.	6,598	1,600,081

Stryker Corp.	22,211	5,938,111

Zimmer Biomet Holdings, Inc.	9,049	1,157,367

Total Health Care Equipment & Supplies		42,658,694

Health Care Providers & Services – 2.4%

AmerisourceBergen Corp.	20,611	3,188,728

Anthem, Inc.	17,136	8,417,546

Cigna Corp.	34,207	8,196,339

CVS Health Corp.	176,381	17,851,521

HCA Healthcare, Inc.	12,130	3,040,021

Humana, Inc.	4,949	2,153,656

McKesson Corp.	7,371	2,256,484

See Notes to Financial Statements.

38	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. LargeCap Dividend Fund (DLN)

March 31, 2022

Investments	Shares	Value

Quest Diagnostics, Inc.	18,340	$2,510,013

UnitedHealth Group, Inc.	71,066	36,241,528

Total Health Care Providers & Services		83,855,836

Health Care Technology – 0.1%

Cerner Corp.	18,787	1,757,712

Hotels, Restaurants & Leisure – 1.6%

Darden Restaurants, Inc.	18,289	2,431,523

Domino’s Pizza, Inc.	2,441	993,511

McDonald’s Corp.	138,166	34,165,688

MGM Resorts International	9,975	418,352

Starbucks Corp.	114,766	10,440,263

Yum! Brands, Inc.	43,080	5,106,272

Total Hotels, Restaurants & Leisure		53,555,609

Household Durables – 0.1%

D.R. Horton, Inc.	24,234	1,805,675

Lennar Corp., Class A	17,579	1,426,888

Total Household Durables		3,232,563

Household Products – 2.9%

Church & Dwight Co., Inc.	17,736	1,762,604

Clorox Co.	22,418	3,116,774

Colgate-Palmolive Co.	159,891	12,124,534

Kimberly-Clark Corp.	72,718	8,955,949

Procter & Gamble Co.	484,621	74,050,089

Total Household Products		100,009,950

Industrial Conglomerates – 1.0%

3M Co.	117,543	17,499,802

General Electric Co.	14,493	1,326,109

Honeywell International, Inc.	72,863	14,177,683

Roper Technologies, Inc.	3,664	1,730,251

Total Industrial Conglomerates		34,733,845

Insurance – 2.3%

Aflac, Inc.	111,045	7,150,188

Allstate Corp.	48,619	6,734,218

American International Group, Inc.	113,445	7,120,943

Arthur J. Gallagher & Co.	19,707	3,440,842

Brown & Brown, Inc.	12,481	902,002

Cincinnati Financial Corp.	27,772	3,775,881

Hartford Financial Services Group, Inc.	35,584	2,555,287

Marsh & McLennan Cos., Inc.	61,040	10,402,437

MetLife, Inc.	173,826	12,216,491

Principal Financial Group, Inc.	47,201	3,465,025

Progressive Corp.	20,614	2,349,790

Prudential Financial, Inc.	90,934	10,745,671

Travelers Cos., Inc.	35,113	6,416,198

Total Insurance		77,274,973

Internet & Direct Marketing Retail – 0.1%

eBay, Inc.	54,478	3,119,410

IT Services – 1.5%

Automatic Data Processing, Inc.	48,153	10,956,734

Broadridge Financial Solutions, Inc.	13,085	2,037,465

Cognizant Technology Solutions Corp., Class A	36,341	3,258,698

MasterCard, Inc., Class A	31,377	11,213,512

Paychex, Inc.	62,712	8,558,307

Visa, Inc., Class A(a)	68,698	15,235,155

Total IT Services		51,259,871

Life Sciences Tools & Services – 0.3%

Agilent Technologies, Inc.	16,622	2,199,589

Bio-Techne Corp.	1,513	655,189

Danaher Corp.	14,973	4,392,030

PerkinElmer, Inc.	1,126	196,442

Thermo Fisher Scientific, Inc.	6,127	3,618,913

West Pharmaceutical Services, Inc.	700	287,497

Total Life Sciences Tools & Services		11,349,660

Machinery – 1.7%

Caterpillar, Inc.	71,198	15,864,338

Cummins, Inc.	21,300	4,368,843

Deere & Co.	21,889	9,094,004

Dover Corp.	20,579	3,228,845

Fortive Corp.	9,478	577,495

IDEX Corp.	1,262	241,963

Illinois Tool Works, Inc.	58,706	12,293,036

Ingersoll Rand, Inc.	3,278	165,047

Otis Worldwide Corp.	40,790	3,138,791

PACCAR, Inc.	31,572	2,780,546

Parker-Hannifin Corp.	10,354	2,938,051

Stanley Black & Decker, Inc.	15,473	2,162,971

Westinghouse Air Brake Technologies Corp.	7,969	766,379

Xylem, Inc.	7,266	619,499

Total Machinery		58,239,808

Media – 0.8%

Comcast Corp., Class A	508,133	23,790,787

Fox Corp., Class A	42,982	1,695,640

Sirius XM Holdings, Inc.(a)	216,168	1,431,032

Total Media		26,917,459

Metals & Mining – 0.6%

Freeport-McMoRan, Inc.	51,479	2,560,566

Newmont Corp.	171,027	13,588,095

Nucor Corp.	33,254	4,943,207

Total Metals & Mining		21,091,868

Multi-Utilities – 1.7%

Ameren Corp.	37,975	3,560,536

CMS Energy Corp.	61,903	4,329,496

Consolidated Edison, Inc.	74,240	7,029,043

Dominion Energy, Inc.	158,892	13,501,053

DTE Energy Co.	39,185	5,180,649

Public Service Enterprise Group, Inc.	102,741	7,191,870

Sempra Energy	64,464	10,837,688

WEC Energy Group, Inc.	73,635	7,349,509

Total Multi-Utilities		58,979,844

Multiline Retail – 0.5%

Dollar General Corp.	8,916	1,984,969

Target Corp.	65,131	13,822,101

Total Multiline Retail		15,807,070

See Notes to Financial Statements.

WisdomTree Trust	39

Schedule of Investments (continued)

WisdomTree U.S. LargeCap Dividend Fund (DLN)

March 31, 2022

Investments	Shares	Value

Oil, Gas & Consumable Fuels – 9.1%

Cheniere Energy, Inc.	21,467	$2,976,400

Chevron Corp.	512,469	83,445,327

ConocoPhillips	194,861	19,486,100

Devon Energy Corp.	469,298	27,749,591

Diamondback Energy, Inc.	13,638	1,869,497

EOG Resources, Inc.	116,930	13,941,564

Exxon Mobil Corp.	1,426,134	117,784,407

Hess Corp.	15,111	1,617,481

Kinder Morgan, Inc.	897,945	16,980,140

Marathon Petroleum Corp.	121,969	10,428,349

Occidental Petroleum Corp.	22,773	1,292,140

ONEOK, Inc.	152,028	10,737,738

Pioneer Natural Resources Co.	18,280	4,570,548

Total Oil, Gas & Consumable Fuels		312,879,282

Personal Products – 0.1%

Estee Lauder Cos., Inc., Class A	7,594	2,067,998

Pharmaceuticals – 8.4%

Bristol-Myers Squibb Co.	433,745	31,676,397

Eli Lilly & Co.	79,970	22,901,009

Johnson & Johnson	599,537	106,255,942

Merck & Co., Inc.	565,633	46,410,188

Pfizer, Inc.	1,488,301	77,049,343

Zoetis, Inc.	15,620	2,945,776

Total Pharmaceuticals		287,238,655

Professional Services – 0.1%

Equifax, Inc.	6,528	1,547,789

Jacobs Engineering Group, Inc.	3,022	416,462

TransUnion	4,769	492,828

Verisk Analytics, Inc.	7,666	1,645,354

Total Professional Services		4,102,433

Road & Rail – 1.1%

CSX Corp.	141,358	5,293,857

JB Hunt Transport Services, Inc.	2,626	527,274

Norfolk Southern Corp.	22,580	6,440,268

Old Dominion Freight Line, Inc.	2,585	772,088

Union Pacific Corp.	94,904	25,928,722

Total Road & Rail		38,962,209

Semiconductors & Semiconductor Equipment – 4.2%

Analog Devices, Inc.	44,057	7,277,335

Applied Materials, Inc.	40,527	5,341,459

Broadcom, Inc.	62,682	39,469,602

Entegris, Inc.	975	127,979

Intel Corp.	631,924	31,318,153

KLA Corp.	11,625	4,255,447

Lam Research Corp.	8,587	4,616,457

Marvell Technology, Inc.	6,176	442,881

Microchip Technology, Inc.	33,879	2,545,668

Micron Technology, Inc.	23,886	1,860,481

Monolithic Power Systems, Inc.	682	331,234

NVIDIA Corp.	13,721	3,743,912

QUALCOMM, Inc.	106,305	16,245,530

Skyworks Solutions, Inc.	14,754	1,966,413

Teradyne, Inc.	2,555	302,078

Texas Instruments, Inc.	131,903	24,201,562

Total Semiconductors & Semiconductor Equipment		144,046,191

Software – 5.2%

Intuit, Inc.	8,417	4,047,231

Microsoft Corp.	499,720	154,068,673

Oracle Corp.	239,682	19,828,892

SS&C Technologies Holdings, Inc.	9,861	739,772

Total Software		178,684,568

Specialty Retail – 2.1%

Bath & Body Works, Inc.	3,738	178,676

Best Buy Co., Inc.	43,129	3,920,426

Home Depot, Inc.	146,927	43,979,659

Lowe’s Cos., Inc.	76,180	15,402,834

Ross Stores, Inc.	15,055	1,361,875

TJX Cos., Inc.	100,430	6,084,050

Tractor Supply Co.	6,829	1,593,684

Total Specialty Retail		72,521,204

Technology Hardware, Storage & Peripherals – 4.3%

Apple, Inc.	767,160	133,953,807

Hewlett Packard Enterprise Co.	199,149	3,327,780

HP, Inc.(a)	176,517	6,407,567

NetApp, Inc.	33,614	2,789,962

Total Technology Hardware, Storage & Peripherals		146,479,116

Textiles, Apparel & Luxury Goods – 0.3%

NIKE, Inc., Class B	49,755	6,695,033

VF Corp.	52,645	2,993,394

Total Textiles, Apparel & Luxury Goods		9,688,427

Tobacco – 4.0%

Altria Group, Inc.	1,302,222	68,041,100

Philip Morris International, Inc.	743,960	69,887,602

Total Tobacco		137,928,702

Trading Companies & Distributors – 0.2%

Fastenal Co.	76,260	4,529,844

W.W. Grainger, Inc.	4,016	2,071,413

Total Trading Companies & Distributors		6,601,257

Water Utilities – 0.1%

American Water Works Co., Inc.	21,875	3,620,969
TOTAL COMMON STOCKS (Cost: $2,425,633,345)		3,419,018,309

EXCHANGE-TRADED FUND – 0.1%

United States – 0.1%

WisdomTree U.S. Total Dividend Fund(b)
(Cost: $1,632,686)	26,100	1,685,016

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.0%

United States – 0.0%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.25%(c)
(Cost: $1,483,298)	1,483,298	1,483,298

TOTAL INVESTMENTS IN SECURITIES – 99.9% (Cost: $2,428,749,329)		3,422,186,623

Other Assets less Liabilities – 0.1%		5,053,024

NET ASSETS – 100.0%		$3,427,239,647

See Notes to Financial Statements.

40	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree U.S. LargeCap Dividend Fund (DLN)

March 31, 2022

(a)

Security, or portion thereof, was on loan at March 31, 2022 (See Note 2). At March 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $26,771,627 and the total market value of the collateral held by the Fund was $28,083,259. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $26,599,961.

(b)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2022.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2022 were as follows:

Affiliate	Value at 3/31/2021	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2022	Dividend Income
WisdomTree U.S. Total Dividend Fund	$6,267,390	$25,025,916	$30,319,396	$970,593	$(259,487)	$1,685,016	$125,123

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$3,419,018,309	$—	$—	$3,419,018,309
Exchange-Traded Fund	1,685,016	—	—	1,685,016
Investment of Cash Collateral for Securities Loaned	—	1,483,298	—	1,483,298
Total Investments in Securities	$3,420,703,325	$1,483,298	$—	$3,422,186,623

See Notes to Financial Statements.

WisdomTree Trust	41

Schedule of Investments

WisdomTree U.S. LargeCap Fund (EPS)

March 31, 2022

Investments	Shares	Value

COMMON STOCKS – 99.8%

United States – 99.8%

Aerospace & Defense – 1.5%

Axon Enterprise, Inc.*	471	$64,871

General Dynamics Corp.	5,830	1,406,079

HEICO Corp.	913	140,182

L3Harris Technologies, Inc.	4,309	1,070,657

Lockheed Martin Corp.	6,317	2,788,324

Northrop Grumman Corp.	4,139	1,851,043

Raytheon Technologies Corp.	25,133	2,489,926

Textron, Inc.	3,257	242,256

TransDigm Group, Inc.*	392	255,404

Total Aerospace & Defense		10,308,742

Air Freight & Logistics – 0.8%

C.H. Robinson Worldwide, Inc.	2,393	257,750

Expeditors International of Washington, Inc.	2,990	308,448

FedEx Corp.	6,882	1,592,426

United Parcel Service, Inc., Class B	17,340	3,718,737

Total Air Freight & Logistics		5,877,361

Automobiles – 2.3%

Ford Motor Co.	139,800	2,364,018

General Motors Co.*	67,022	2,931,542

Tesla, Inc.*	9,709	10,462,419

Total Automobiles		15,757,979

Banks – 6.7%

Bank of America Corp.	234,072	9,648,448

Citigroup, Inc.	102,209	5,457,961

Citizens Financial Group, Inc.	13,685	620,341

Fifth Third Bancorp	18,795	808,937

First Republic Bank	1,725	279,622

JPMorgan Chase & Co.	108,187	14,748,052

KeyCorp	33,349	746,351

M&T Bank Corp.	3,627	614,776

PNC Financial Services Group, Inc.	9,491	1,750,615

Regions Financial Corp.	36,551	813,625

Signature Bank	545	159,952

SVB Financial Group*	794	444,203

Truist Financial Corp.	32,880	1,864,296

U.S. Bancorp	45,693	2,428,583

Wells Fargo & Co.	127,539	6,180,540

Western Alliance Bancorp	1,730	143,279

Total Banks		46,709,581

Beverages – 1.4%

Brown-Forman Corp., Class B	3,552	238,055

Coca-Cola Co.	66,314	4,111,468

Constellation Brands, Inc., Class A	2,977	685,663

Keurig Dr. Pepper, Inc.	21,635	819,966

Monster Beverage Corp.*	6,153	491,625

PepsiCo, Inc.	18,415	3,082,303

Total Beverages		9,429,080

Biotechnology – 3.4%

AbbVie, Inc.	64,769	10,499,703

Amgen, Inc.	16,414	3,969,234

BioMarin Pharmaceutical, Inc.*	980	75,558

Gilead Sciences, Inc.	57,030	3,390,434

Incyte Corp.*	2,358	187,272

Moderna, Inc.*	9,484	1,633,714

Regeneron Pharmaceuticals, Inc.*	3,894	2,719,647

Vertex Pharmaceuticals, Inc.*	5,456	1,423,852

Total Biotechnology		23,899,414

Building Products – 0.2%

Builders FirstSource, Inc.*	7,529	485,922

Carlisle Cos., Inc.	554	136,240

Carrier Global Corp.	11,587	531,496

Fortune Brands Home & Security, Inc.	2,502	185,848

Masco Corp.	4,435	226,185

Trex Co., Inc.*	643	42,007

Total Building Products		1,607,698

Capital Markets – 3.4%

Ameriprise Financial, Inc.	2,766	830,796

Bank of New York Mellon Corp.	20,587	1,021,733

BlackRock, Inc.	2,293	1,752,242

CBOE Global Markets, Inc.	988	113,047

Charles Schwab Corp.	24,987	2,106,654

CME Group, Inc.	3,241	770,904

Coinbase Global, Inc., Class A*	2,974	564,644

FactSet Research Systems, Inc.	225	97,684

Franklin Resources, Inc.	17,370	484,970

Goldman Sachs Group, Inc.	16,555	5,464,806

Intercontinental Exchange, Inc.	6,799	898,284

LPL Financial Holdings, Inc.	603	110,156

MarketAxess Holdings, Inc.	263	89,473

Moody’s Corp.	1,822	614,761

Morgan Stanley	52,209	4,563,067

Morningstar, Inc.	242	66,107

MSCI, Inc.	481	241,885

Nasdaq, Inc.	1,721	306,682

Northern Trust Corp.	3,441	400,704

Raymond James Financial, Inc.	4,506	495,254

S&P Global, Inc.	2,280	935,210

State Street Corp.	8,475	738,342

T. Rowe Price Group, Inc.	4,889	739,168

Total Capital Markets		23,406,573

Chemicals – 1.4%

Air Products and Chemicals, Inc.	2,386	596,285

Albemarle Corp.	839	185,545

Celanese Corp.	3,717	531,048

CF Industries Holdings, Inc.	3,640	375,138

Corteva, Inc.	11,078	636,763

Dow, Inc.	37,390	2,382,491

DuPont de Nemours, Inc.	11,055	813,427

Eastman Chemical Co.	3,753	420,561

See Notes to Financial Statements.

42	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. LargeCap Fund (EPS)

March 31, 2022

Investments	Shares	Value

Ecolab, Inc.	2,028	$358,064

FMC Corp.	2,569	338,003

International Flavors & Fragrances, Inc.	2,475	325,042

Mosaic Co.	13,514	898,681

PPG Industries, Inc.	3,580	469,231

RPM International, Inc.	1,714	139,588

Sherwin-Williams Co.	2,347	585,858

Westlake Corp.	5,147	635,140

Total Chemicals		9,690,865

Commercial Services & Supplies – 0.3%

Cintas Corp.	889	378,172

Copart, Inc.*	2,244	281,555

Republic Services, Inc.	3,375	447,187

Rollins, Inc.	3,556	124,638

Waste Management, Inc.	4,157	658,884

Total Commercial Services & Supplies		1,890,436

Communications Equipment – 1.0%

Arista Networks, Inc.*	3,909	543,273

Cisco Systems, Inc.	90,782	5,062,004

F5, Inc.*	1,738	363,155

Motorola Solutions, Inc.	2,938	711,584

Ubiquiti, Inc.(a)	1,351	393,357

Total Communications Equipment		7,073,373

Construction & Engineering – 0.0%

Quanta Services, Inc.	1,960	257,956

Construction Materials – 0.0%

Martin Marietta Materials, Inc.	606	233,243

Consumer Finance – 1.3%

Ally Financial, Inc.	17,824	774,987

American Express Co.	16,477	3,081,199

Capital One Financial Corp.	20,704	2,718,228

Discover Financial Services	14,216	1,566,461

Synchrony Financial	26,595	925,772

Upstart Holdings, Inc.*(a)	498	54,327

Total Consumer Finance		9,120,974

Containers & Packaging – 0.3%

Avery Dennison Corp.	1,206	209,808

Ball Corp.	3,870	348,300

Crown Holdings, Inc.	3,069	383,901

International Paper Co.	10,685	493,113

Packaging Corp. of America	1,853	289,272

Westrock Co.	6,757	317,781

Total Containers & Packaging		2,042,175

Distributors – 0.1%

Genuine Parts Co.	2,491	313,916

LKQ Corp.	6,840	310,604

Pool Corp.	350	147,998

Total Distributors		772,518

Diversified Financial Services – 1.6%

Berkshire Hathaway, Inc., Class B*	31,948	11,274,769

Diversified Telecommunication Services – 2.4%

AT&T, Inc.	354,147	8,368,493

Lumen Technologies, Inc.(a)	53,018	597,513

Verizon Communications, Inc.	154,737	7,882,303

Total Diversified Telecommunication Services		16,848,309

Electric Utilities – 1.5%

Alliant Energy Corp.	3,633	226,990

American Electric Power Co., Inc.	9,662	963,978

Avangrid, Inc.	5,309	248,143

Constellation Energy Corp.	5,533	311,231

Duke Energy Corp.	14,105	1,574,964

Edison International	8,671	607,837

Entergy Corp.	3,621	422,752

Evergy, Inc.	4,261	291,197

Eversource Energy	5,159	454,972

Exelon Corp.	16,955	807,567

FirstEnergy Corp.	11,577	530,921

NextEra Energy, Inc.	19,789	1,676,326

PPL Corp.	11,594	331,124

Southern Co.	20,445	1,482,467

Xcel Energy, Inc.	8,078	582,989

Total Electric Utilities		10,513,458

Electrical Equipment – 0.3%

AMETEK, Inc.	2,592	345,203

Emerson Electric Co.	9,509	932,357

Generac Holdings, Inc.*	562	167,060

Rockwell Automation, Inc.	1,102	308,593

Total Electrical Equipment		1,753,213

Electronic Equipment, Instruments & Components – 0.5%

Amphenol Corp., Class A	8,371	630,755

CDW Corp.	2,887	516,455

Cognex Corp.	3,378	260,613

Corning, Inc.	21,206	782,713

Keysight Technologies, Inc.*	2,909	459,535

Teledyne Technologies, Inc.*	774	365,816

Trimble, Inc.*	4,677	337,399

Zebra Technologies Corp., Class A*	892	369,020

Total Electronic Equipment, Instruments & Components		3,722,306

Energy Equipment & Services – 0.1%

Baker Hughes Co.	5,860	213,363

Halliburton Co.	12,091	457,886

Total Energy Equipment & Services		671,249

Entertainment – 0.7%

Activision Blizzard, Inc.	17,209	1,378,613

Electronic Arts, Inc.	5,417	685,305

Liberty Media Corp. – Liberty Formula One, Class C*	1,055	73,681

Netflix, Inc.*	2,910	1,090,057

ROBLOX Corp., Class A*(a)	3,232	149,448

Roku, Inc.*	698	87,438

Take-Two Interactive Software, Inc.*	1,238	190,330

Walt Disney Co.*	10,002	1,371,874

Total Entertainment		5,026,746

See Notes to Financial Statements.

WisdomTree Trust	43

Schedule of Investments (continued)

WisdomTree U.S. LargeCap Fund (EPS)

March 31, 2022

Investments	Shares	Value

Equity Real Estate Investment Trusts (REITs) – 1.3%

Alexandria Real Estate Equities, Inc.	1,549	$311,736

American Homes 4 Rent, Class A	1,731	69,292

American Tower Corp.	3,224	809,933

AvalonBay Communities, Inc.	1,431	355,417

Boston Properties, Inc.	1,117	143,870

Camden Property Trust	661	109,858

Crown Castle International Corp.	2,543	469,438

CubeSmart	1,322	68,784

Digital Realty Trust, Inc.	1,625	230,425

Duke Realty Corp.	4,855	281,881

Equinix, Inc.	515	381,934

Equity LifeStyle Properties, Inc.	1,352	103,401

Equity Residential	4,102	368,852

Essex Property Trust, Inc.	483	166,867

Extra Space Storage, Inc.	1,201	246,926

Healthpeak Properties, Inc.	5,406	185,588

Invitation Homes, Inc.	3,127	125,643

Iron Mountain, Inc.	2,808	155,591

Kimco Realty Corp.	4,285	105,840

Medical Properties Trust, Inc.	8,316	175,800

Mid-America Apartment Communities, Inc.	789	165,256

Prologis, Inc.	4,607	743,938

Public Storage	1,487	580,346

Realty Income Corp.	3,238	224,393

Regency Centers Corp.	1,209	86,250

SBA Communications Corp.	638	219,536

Simon Property Group, Inc.	4,633	609,518

Sun Communities, Inc.	642	112,536

UDR, Inc.	1,693	97,127

Ventas, Inc.	2,096	129,449

VICI Properties, Inc.	11,828	336,625

W.P. Carey, Inc.	1,978	159,902

Welltower, Inc.	2,312	222,276

Weyerhaeuser Co.	22,621	857,336

Total Equity Real Estate Investment Trusts (REITs)		9,411,564

Food & Staples Retailing – 1.7%

Albertsons Cos., Inc., Class A	13,861	460,878

Costco Wholesale Corp.	3,259	1,876,695

Kroger Co.	20,859	1,196,681

Sysco Corp.	4,361	356,076

Walgreens Boots Alliance, Inc.	31,748	1,421,358

Walmart, Inc.	45,962	6,844,661

Total Food & Staples Retailing		12,156,349

Food Products – 1.3%

Archer-Daniels-Midland Co.	15,205	1,372,403

Campbell Soup Co.	6,610	294,608

Conagra Brands, Inc.	12,775	428,857

General Mills, Inc.	12,694	859,638

Hershey Co.	2,794	605,264

Hormel Foods Corp.	6,436	331,711

J.M. Smucker Co.	2,306	312,256

Kellogg Co.	7,311	471,486

Kraft Heinz Co.	37,288	1,468,774

McCormick & Co., Inc., Non-Voting Shares	3,052	304,590

Mondelez International, Inc., Class A	22,467	1,410,478

Tyson Foods, Inc., Class A	12,345	1,106,482

Total Food Products		8,966,547

Gas Utilities – 0.0%

Atmos Energy Corp.	2,344	280,085

Health Care Equipment & Supplies – 1.6%

Abbott Laboratories	25,762	3,049,190

ABIOMED, Inc.*	340	112,622

Align Technology, Inc.*	505	220,180

Baxter International, Inc.	7,563	586,435

Becton Dickinson and Co.	5,442	1,447,572

Boston Scientific Corp.*	16,955	750,937

Cooper Cos., Inc.	522	217,982

DexCom, Inc.*	573	293,147

Edwards Lifesciences Corp.*	4,331	509,845

Hologic, Inc.*	10,048	771,887

IDEXX Laboratories, Inc.*	532	291,036

Insulet Corp.*	396	105,491

Intuitive Surgical, Inc.*	2,075	625,986

Masimo Corp.*	387	56,324

ResMed, Inc.	1,091	264,578

Stryker Corp.	4,832	1,291,835

Teleflex, Inc.	567	201,189

Zimmer Biomet Holdings, Inc.	4,238	542,040

Zimvie, Inc.*	421	9,616

Total Health Care Equipment & Supplies		11,347,892

Health Care Providers & Services – 3.5%

AmerisourceBergen Corp.	5,609	867,768

Anthem, Inc.	5,089	2,499,819

Cardinal Health, Inc.	10,593	600,623

Centene Corp.*	13,031	1,097,080

Cigna Corp.	11,472	2,748,806

CVS Health Corp.	39,496	3,997,390

HCA Healthcare, Inc.	8,750	2,192,925

Humana, Inc.	1,780	774,603

Laboratory Corp. of America Holdings*	3,809	1,004,281

McKesson Corp.	5,288	1,618,815

Molina Healthcare, Inc.*	679	226,508

Quest Diagnostics, Inc.	4,366	597,531

UnitedHealth Group, Inc.	12,720	6,486,818

Total Health Care Providers & Services		24,712,967

Health Care Technology – 0.1%

Cerner Corp.	4,148	388,087

Veeva Systems, Inc., Class A*	884	187,814

Total Health Care Technology		575,901

Hotels, Restaurants & Leisure – 0.8%

Booking Holdings, Inc.*	229	537,795

Chipotle Mexican Grill, Inc.*	187	295,840

Darden Restaurants, Inc.	1,507	200,356

Domino’s Pizza, Inc.	327	133,092

See Notes to Financial Statements.

44	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. LargeCap Fund (EPS)

March 31, 2022

Investments	Shares	Value

Hilton Worldwide Holdings, Inc.*	1,437	$218,050

Marriott International, Inc., Class A*	1,853	325,665

McDonald’s Corp.	9,143	2,260,881

MGM Resorts International	2,327	97,594

Starbucks Corp.	11,881	1,080,815

Vail Resorts, Inc.	287	74,697

Yum! Brands, Inc.	3,756	445,199

Total Hotels, Restaurants & Leisure		5,669,984

Household Durables – 0.5%

D.R. Horton, Inc.	13,934	1,038,222

Lennar Corp., Class A	12,501	1,014,706

NVR, Inc.*	65	290,373

PulteGroup, Inc.	10,834	453,945

Whirlpool Corp.	2,535	437,997

Total Household Durables		3,235,243

Household Products – 1.0%

Church & Dwight Co., Inc.	2,603	258,686

Clorox Co.	1,455	202,289

Colgate-Palmolive Co.	11,869	900,026

Kimberly-Clark Corp.	5,730	705,707

Procter & Gamble Co.	34,356	5,249,597

Total Household Products		7,316,305

Independent Power & Renewable Electricity Producers – 0.1%

AES Corp.	14,180	364,851

Industrial Conglomerates – 0.7%

3M Co.	11,934	1,776,734

General Electric Co.	7,215	660,172

Honeywell International, Inc.	9,717	1,890,734

Roper Technologies, Inc.	1,101	519,925

Total Industrial Conglomerates		4,847,565

Insurance – 2.5%

Aflac, Inc.	23,352	1,503,635

Allstate Corp.	14,462	2,003,132

American International Group, Inc.	23,580	1,480,117

Arthur J. Gallagher & Co.	1,795	313,407

Brown & Brown, Inc.	2,108	152,345

Cincinnati Financial Corp.	2,230	303,191

Fidelity National Financial, Inc.	13,254	647,325

Hartford Financial Services Group, Inc.	9,797	703,522

Lincoln National Corp.	6,950	454,252

Loews Corp.	6,357	412,061

Markel Corp.*	271	399,790

Marsh & McLennan Cos., Inc.	5,928	1,010,250

MetLife, Inc.	41,749	2,934,120

Principal Financial Group, Inc.	7,404	543,528

Progressive Corp.	8,575	977,464

Prudential Financial, Inc.	18,488	2,184,727

Travelers Cos., Inc.	7,543	1,378,332

W.R. Berkley Corp.	3,524	234,630

Total Insurance		17,635,828

Interactive Media & Services – 6.9%

Alphabet, Inc., Class A*	11,472	31,907,647

Match Group, Inc.*	1,686	183,336

Meta Platforms, Inc., Class A*	68,609	15,255,897

Pinterest, Inc., Class A*	5,931	145,962

Snap, Inc., Class A*	7,447	268,018

Twitter, Inc.*	4,376	169,307

Total Interactive Media & Services		47,930,167

Internet & Direct Marketing Retail – 4.0%

Amazon.com, Inc.*	8,298	27,051,065

eBay, Inc.	13,935	797,918

Etsy, Inc.*	881	109,491

Wayfair, Inc., Class A*(a)	638	70,677

Total Internet & Direct Marketing Retail		28,029,151

IT Services – 2.9%

Akamai Technologies, Inc.*	4,345	518,750

Automatic Data Processing, Inc.	4,038	918,806

Block, Inc.*	2,759	374,120

Broadridge Financial Solutions, Inc.	1,333	207,561

Cloudflare, Inc., Class A*	1,929	230,901

Cognizant Technology Solutions Corp., Class A	10,746	963,594

EPAM Systems, Inc.*	592	175,593

Fiserv, Inc.*	14,013	1,420,918

FleetCor Technologies, Inc.*	2,435	606,461

Gartner, Inc.*	1,360	404,546

GoDaddy, Inc., Class A*	3,267	273,448

International Business Machines Corp.	23,977	3,117,490

MasterCard, Inc., Class A	7,963	2,845,817

MongoDB, Inc.*	462	204,939

Paychex, Inc.	3,380	461,269

PayPal Holdings, Inc.*	15,891	1,837,794

VeriSign, Inc.*	1,616	359,495

Visa, Inc., Class A	22,467	4,982,507

Total IT Services		19,904,009

Leisure Products – 0.0%

Hasbro, Inc.	2,255	184,730

Life Sciences Tools & Services – 1.2%

Agilent Technologies, Inc.	3,013	398,710

Avantor, Inc.*	6,432	217,530

Bio-Rad Laboratories, Inc., Class A*	216	121,658

Bio-Techne Corp.	245	106,095

Bruker Corp.	1,249	80,311

Charles River Laboratories International, Inc.*	506	143,689

Danaher Corp.	8,007	2,348,693

IQVIA Holdings, Inc.*	2,133	493,171

Mettler-Toledo International, Inc.*	182	249,921

PerkinElmer, Inc.	2,652	462,668

Repligen Corp.*	347	65,267

Thermo Fisher Scientific, Inc.	5,850	3,455,302

Waters Corp.*	684	212,307

West Pharmaceutical Services, Inc.	537	220,551

Total Life Sciences Tools & Services		8,575,873

See Notes to Financial Statements.

WisdomTree Trust	45

Schedule of Investments (continued)

WisdomTree U.S. LargeCap Fund (EPS)

March 31, 2022

Investments	Shares	Value

Machinery – 1.4%

Caterpillar, Inc.	9,912	$2,208,592

Cummins, Inc.	3,600	738,396

Deere & Co.	5,987	2,487,359

Dover Corp.	2,147	336,864

Fortive Corp.	3,979	242,440

Graco, Inc.	1,741	121,383

IDEX Corp.	569	109,094

Illinois Tool Works, Inc.	4,004	838,438

Ingersoll Rand, Inc.	4,530	228,086

Nordson Corp.	547	124,213

Otis Worldwide Corp.	5,211	400,986

PACCAR, Inc.	6,924	609,797

Parker-Hannifin Corp.	2,329	660,877

Stanley Black & Decker, Inc.	3,670	513,029

Westinghouse Air Brake Technologies Corp.	2,635	253,408

Xylem, Inc.	1,407	119,961

Total Machinery		9,992,923

Media – 1.2%

Charter Communications, Inc., Class A*	2,322	1,266,698

Comcast Corp., Class A	96,915	4,537,560

Fox Corp., Class A	15,607	615,696

Interpublic Group of Cos., Inc.	10,323	365,951

Liberty Broadband Corp., Class C*	1,104	149,393

News Corp., Class A	7,249	160,565

Omnicom Group, Inc.	7,120	604,346

Sirius XM Holdings, Inc.(a)	68,602	454,145

Total Media		8,154,354

Metals & Mining – 1.1%

Freeport-McMoRan, Inc.	35,535	1,767,511

Newmont Corp.	16,518	1,312,355

Nucor Corp.	13,881	2,063,410

Southern Copper Corp.	18,701	1,419,406

Steel Dynamics, Inc.	9,888	824,956

Total Metals & Mining		7,387,638

Multi-Utilities – 0.8%

Ameren Corp.	3,876	363,414

CenterPoint Energy, Inc.	10,893	333,762

CMS Energy Corp.	4,360	304,938

Consolidated Edison, Inc.	6,075	575,181

Dominion Energy, Inc.	14,435	1,226,542

DTE Energy Co.	3,921	518,395

Public Service Enterprise Group, Inc.	9,992	699,440

Sempra Energy	6,897	1,159,524

WEC Energy Group, Inc.	4,920	491,065

Total Multi-Utilities		5,672,261

Multiline Retail – 0.5%

Dollar General Corp.	3,863	860,020

Dollar Tree, Inc.*	3,453	552,998

Target Corp.	9,502	2,016,514

Total Multiline Retail		3,429,532

Oil, Gas & Consumable Fuels – 3.4%

Chevron Corp.	32,854	5,349,617

ConocoPhillips	23,517	2,351,700

Continental Resources, Inc.	6,955	426,550

Coterra Energy, Inc.	8,677	234,019

Devon Energy Corp.	11,238	664,503

Diamondback Energy, Inc.	4,569	626,318

EOG Resources, Inc.	14,614	1,742,427

Exxon Mobil Corp.	83,625	6,906,589

Hess Corp.	1,709	182,931

Kinder Morgan, Inc.	65,848	1,245,186

Marathon Oil Corp.	10,316	259,035

Marathon Petroleum Corp.	3,587	306,688

Occidental Petroleum Corp.	5,278	299,474

ONEOK, Inc.	8,107	572,597

Phillips 66	3,195	276,016

Pioneer Natural Resources Co.	4,403	1,100,882

Targa Resources Corp.	2,085	157,355

Williams Cos., Inc.	19,607	655,070

Total Oil, Gas & Consumable Fuels		23,356,957

Personal Products – 0.1%

Estee Lauder Cos., Inc., Class A	2,561	697,411

Pharmaceuticals – 5.0%

Bristol-Myers Squibb Co.	101,403	7,405,461

Catalent, Inc.*	1,419	157,367

Eli Lilly & Co.	11,114	3,182,716

Johnson & Johnson	56,285	9,975,390

Merck & Co., Inc.	70,144	5,755,315

Pfizer, Inc.	149,349	7,731,798

Zoetis, Inc.	3,391	639,509

Total Pharmaceuticals		34,847,556

Professional Services – 0.2%

Equifax, Inc.	1,094	259,387

Jacobs Engineering Group, Inc.	2,001	275,758

Leidos Holdings, Inc.	3,365	363,487

Robert Half International, Inc.	1,386	158,254

TransUnion	1,770	182,912

Verisk Analytics, Inc.	1,184	254,122

Total Professional Services		1,493,920

Real Estate Management & Development – 0.1%

CBRE Group, Inc., Class A*	5,928	542,531

Jones Lang LaSalle, Inc.*	1,055	252,630

Total Real Estate Management & Development		795,161

Road & Rail – 0.8%

AMERCO	472	281,756

Avis Budget Group, Inc.*	1,264	332,811

CSX Corp.	32,090	1,201,771

JB Hunt Transport Services, Inc.	1,144	229,704

Norfolk Southern Corp.	3,564	1,016,524

Old Dominion Freight Line, Inc.	911	272,097

Union Pacific Corp.	9,226	2,520,635

Total Road & Rail		5,855,298

See Notes to Financial Statements.

46	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. LargeCap Fund (EPS)

March 31, 2022

Investments	Shares	Value

Semiconductors & Semiconductor Equipment – 5.7%

Advanced Micro Devices, Inc.*	12,546	$1,371,780

Analog Devices, Inc.	6,052	999,669

Applied Materials, Inc.	16,450	2,168,110

Broadcom, Inc.	7,525	4,738,342

Enphase Energy, Inc.*	1,232	248,593

Entegris, Inc.	2,097	275,252

Intel Corp.	174,350	8,640,786

KLA Corp.	2,648	969,327

Lam Research Corp.	2,563	1,377,894

Marvell Technology, Inc.	5,306	380,493

Microchip Technology, Inc.	10,939	821,957

Micron Technology, Inc.	32,081	2,498,789

Monolithic Power Systems, Inc.	520	252,554

NVIDIA Corp.	25,676	7,005,953

ON Semiconductor Corp.*	8,049	503,948

Qorvo, Inc.*	4,232	525,191

QUALCOMM, Inc.	21,049	3,216,708

Skyworks Solutions, Inc.	5,135	684,393

Teradyne, Inc.	3,582	423,500

Texas Instruments, Inc.	14,290	2,621,929

Total Semiconductors & Semiconductor Equipment		39,725,168

Software – 8.0%

Adobe, Inc.*	4,814	2,193,355

ANSYS, Inc.*	1,040	330,356

AppLovin Corp., Class A*(a)	1,735	95,546

Autodesk, Inc.*	1,996	427,843

Bentley Systems, Inc., Class B	4,877	215,466

Bill.com Holdings, Inc.*	773	175,309

Cadence Design Systems, Inc.*	2,831	465,586

Ceridian HCM Holding, Inc.*	1,618	110,606

Crowdstrike Holdings, Inc., Class A*	1,282	291,117

Datadog, Inc., Class A*	1,612	244,170

DocuSign, Inc.*	1,996	213,812

Dynatrace, Inc.*	3,659	172,339

Fortinet, Inc.*	1,372	468,867

HubSpot, Inc.*	336	159,580

Intuit, Inc.	1,818	874,167

Microsoft Corp.	116,267	35,846,279

NortonLifeLock, Inc.	20,522	544,243

Oracle Corp.	59,287	4,904,813

Palo Alto Networks, Inc.*(a)	749	466,260

Paycom Software, Inc.*	612	211,985

Paylocity Holding Corp.*	802	165,028

PTC, Inc.*	2,714	292,352

salesforce.com, Inc.*	7,771	1,649,939

ServiceNow, Inc.*	1,187	661,028

SS&C Technologies Holdings, Inc.	8,309	623,341

Synopsys, Inc.*	1,506	501,905

Trade Desk, Inc., Class A*	3,466	240,020

Tyler Technologies, Inc.*	499	222,000

UiPath, Inc., Class A*	3,454	74,572

VMware, Inc., Class A	11,344	1,291,741

Workday, Inc., Class A*	1,901	455,213

Zendesk, Inc.*	1,988	239,136

Zoom Video Communications, Inc., Class A*	3,759	440,668

Zscaler, Inc.*	974	235,007

Total Software		55,503,649

Specialty Retail – 1.8%

Advance Auto Parts, Inc.	1,131	234,072

AutoZone, Inc.*	393	803,520

Bath & Body Works, Inc.	6,549	313,042

Best Buy Co., Inc.	9,142	831,008

Burlington Stores, Inc.*	579	105,476

CarMax, Inc.*	2,783	268,504

Carvana Co.*(a)	495	59,049

Floor & Decor Holdings, Inc., Class A*	793	64,233

Home Depot, Inc.	13,768	4,121,175

Lowe’s Cos., Inc.	11,601	2,345,606

O’Reilly Automotive, Inc.*	1,086	743,867

RH*	399	130,110

Ross Stores, Inc.	4,626	418,468

TJX Cos., Inc.	14,715	891,435

Tractor Supply Co.	1,452	338,853

Ulta Beauty, Inc.*	610	242,914

Williams-Sonoma, Inc.	2,003	290,435

Total Specialty Retail		12,201,767

Technology Hardware, Storage & Peripherals – 6.6%

Apple, Inc.	240,241	41,948,481

Hewlett Packard Enterprise Co.	62,056	1,036,956

HP, Inc.	49,292	1,789,300

NetApp, Inc.	6,044	501,652

Western Digital Corp.*	14,987	744,104

Total Technology Hardware, Storage & Peripherals		46,020,493

Textiles, Apparel & Luxury Goods – 0.3%

NIKE, Inc., Class B	12,778	1,719,408

VF Corp.	4,313	245,237

Total Textiles, Apparel & Luxury Goods		1,964,645

Tobacco – 1.0%

Altria Group, Inc.	67,379	3,520,553

Philip Morris International, Inc.	36,419	3,421,201

Total Tobacco		6,941,754

Trading Companies & Distributors – 0.2%

Fastenal Co.	4,627	274,844

United Rentals, Inc.*	1,436	510,081

W.W. Grainger, Inc.	602	310,506

Total Trading Companies & Distributors		1,095,431

Water Utilities – 0.1%

American Water Works Co., Inc.	1,563	258,723

Essential Utilities, Inc.	2,511	128,388

Total Water Utilities		387,111

Wireless Telecommunication Services – 0.2%

T-Mobile U.S., Inc.*	10,182	1,306,860
TOTAL COMMON STOCKS (Cost: $595,009,412)		695,862,918

See Notes to Financial Statements.

WisdomTree Trust	47

Schedule of Investments (concluded)

WisdomTree U.S. LargeCap Fund (EPS)

March 31, 2022

Investments	Shares	Value

EXCHANGE-TRADED FUND – 0.1%

United States – 0.1%

WisdomTree U.S. High Dividend Fund(b) (Cost: $322,554)	4,504	$396,757

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.0%

United States – 0.0%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.25%(c)

(Cost: $168,366)	168,366	168,366

TOTAL INVESTMENTS IN SECURITIES – 99.9% (Cost: $595,500,332)		696,428,041

Other Assets less Liabilities – 0.1%		524,808

NET ASSETS – 100.0%		$696,952,849

*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2022 (See Note 2). At March 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $1,568,762 and the total market value of the collateral held by the Fund was $1,625,117. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $1,456,751.

(b)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2022.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2022 were as follows:

Affiliate	Value at 3/31/2021	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2022	Dividend Income
WisdomTree U.S. High Dividend Fund	$628,636	$3,650,757	$4,069,852	$256,662	$(69,446)	$396,757	$39,020

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$695,862,918	$—	$—	$695,862,918
Exchange-Traded Fund	396,757	—	—	396,757
Investment of Cash Collateral for Securities Loaned	—	168,366	—	168,366
Total Investments in Securities	$696,259,675	$168,366	$—	$696,428,041

See Notes to Financial Statements.

48	WisdomTree Trust

Schedule of Investments

WisdomTree U.S. MidCap Dividend Fund (DON)

March 31, 2022

Investments	Shares	Value

COMMON STOCKS – 99.8%

United States – 99.4%

Aerospace & Defense – 0.6%

BWX Technologies, Inc.	84,667	$4,560,165

Curtiss-Wright Corp.	7,372	1,106,979

Huntington Ingalls Industries, Inc.	62,629	12,490,728

Textron, Inc.	5,158	383,652

Woodward, Inc.	17,988	2,246,881

Total Aerospace & Defense		20,788,405

Air Freight & Logistics – 0.5%

C.H. Robinson Worldwide, Inc.	147,114	15,845,649

Auto Components – 0.8%

BorgWarner, Inc.	226,732	8,819,875

Gentex Corp.	299,733	8,743,211

Lear Corp.	54,798	7,813,647

Total Auto Components		25,376,733

Automobiles – 0.3%

Harley-Davidson, Inc.	139,608	5,500,555

Thor Industries, Inc.	58,306	4,588,682

Total Automobiles		10,089,237

Banks – 9.0%

Bank OZK	269,603	11,512,048

BOK Financial Corp.	122,561	11,514,606

Cadence Bank	264,302	7,733,477

Comerica, Inc.	230,302	20,826,210

Commerce Bancshares, Inc.	139,208	9,965,901

Cullen/Frost Bankers, Inc.	90,205	12,485,274

East West Bancorp, Inc.	193,474	15,288,315

First Citizens BancShares, Inc., Class A	10,663	7,097,293

First Financial Bankshares, Inc.	131,536	5,803,368

First Horizon Corp.	1,073,180	25,208,998

Glacier Bancorp, Inc.	153,362	7,711,041

Hancock Whitney Corp.	92,964	4,848,073

Home BancShares, Inc.	244,848	5,533,565

PacWest Bancorp	207,407	8,945,464

People’s United Financial, Inc.	1,050,259	20,994,677

Pinnacle Financial Partners, Inc.	41,446	3,816,348

Prosperity Bancshares, Inc.	148,689	10,316,043

ServisFirst Bancshares, Inc.	36,224	3,451,785

SouthState Corp.	86,947	7,094,006

Synovus Financial Corp.	248,263	12,164,887

UMB Financial Corp.	56,324	5,472,440

Umpqua Holdings Corp.	750,236	14,149,451

United Bankshares, Inc.	305,185	10,644,853

Valley National Bancorp	660,722	8,602,600

Webster Financial Corp.	212,246	11,911,245

Western Alliance Bancorp	106,898	8,853,292

Wintrust Financial Corp.	54,563	5,070,540

Zions Bancorp NA	197,900	12,974,324

Total Banks		289,990,124

Beverages – 0.0%

Coca-Cola Consolidated, Inc.	1,135	563,925

Building Products – 1.8%

A.O. Smith Corp.	95,458	6,098,812

AAON, Inc.	30,525	1,701,158

Advanced Drainage Systems, Inc.	20,393	2,422,892

Armstrong World Industries, Inc.	27,761	2,498,768

Carlisle Cos., Inc.	24,168	5,943,395

Fortune Brands Home & Security, Inc.	70,983	5,272,617

Lennox International, Inc.	25,535	6,584,455

Masco Corp.	275,501	14,050,551

Owens Corning	57,743	5,283,485

Simpson Manufacturing Co., Inc.	36,037	3,929,474

UFP Industries, Inc.	48,964	3,778,062

Zurn Water Solutions Corp.	48,192	1,705,997

Total Building Products		59,269,666

Capital Markets – 4.2%

Affiliated Managers Group, Inc.	17,062	2,404,889

Ares Management Corp., Class A	229,813	18,667,710

Blue Owl Capital, Inc.(a)	434,754	5,512,681

CBOE Global Markets, Inc.	94,317	10,791,751

Cohen & Steers, Inc.	74,274	6,379,394

Evercore, Inc., Class A	72,581	8,079,717

Franklin Resources, Inc.	994,125	27,755,970

Hamilton Lane, Inc., Class A	34,840	2,692,784

Houlihan Lokey, Inc.	77,861	6,836,196

Interactive Brokers Group, Inc., Class A	27,059	1,783,459

Jefferies Financial Group, Inc.	515,256	16,926,159

LPL Financial Holdings, Inc.	33,568	6,132,202

MarketAxess Holdings, Inc.	15,530	5,283,306

Morningstar, Inc.	14,477	3,954,682

SEI Investments Co.	103,839	6,252,146

Stifel Financial Corp.	69,832	4,741,593

Tradeweb Markets, Inc., Class A	13,989	1,229,213

Total Capital Markets		135,423,852

Chemicals – 5.6%

Ashland Global Holdings, Inc.	31,284	3,078,659

Avient Corp.	103,321	4,959,408

Balchem Corp.	10,952	1,497,138

Celanese Corp.	102,121	14,590,027

CF Industries Holdings, Inc.	263,230	27,128,484

Chemours Co.	332,833	10,477,583

Eastman Chemical Co.	186,865	20,940,092

Element Solutions, Inc.	234,651	5,138,857

FMC Corp.	124,813	16,421,646

Huntsman Corp.	265,567	9,961,418

Mosaic Co.	165,111	10,979,882

Olin Corp.	217,790	11,386,061

Quaker Chemical Corp.	5,030	869,234

RPM International, Inc.	116,714	9,505,188

Scotts Miracle-Gro Co.(a)	65,655	8,072,939

Sensient Technologies Corp.	52,584	4,414,427

Valvoline, Inc.	244,433	7,714,306

Westlake Corp.	99,826	12,318,528

Total Chemicals		179,453,877

See Notes to Financial Statements.

WisdomTree Trust	49

Schedule of Investments (continued)

WisdomTree U.S. MidCap Dividend Fund (DON)

March 31, 2022

Investments	Shares	Value

Commercial Services & Supplies – 0.6%

MSA Safety, Inc.	33,380	$4,429,526

Rollins, Inc.	327,304	11,472,005

Tetra Tech, Inc.	24,881	4,103,872

Total Commercial Services & Supplies		20,005,403

Communications Equipment – 0.6%

Juniper Networks, Inc.	497,802	18,498,322

Construction & Engineering – 0.7%

EMCOR Group, Inc.	7,645	861,056

MDU Resources Group, Inc.	559,467	14,909,796

Quanta Services, Inc.	24,504	3,224,971

Valmont Industries, Inc.	12,988	3,098,937

Total Construction & Engineering		22,094,760

Construction Materials – 0.1%

Eagle Materials, Inc.	18,074	2,319,979

Consumer Finance – 1.6%

Ally Financial, Inc.	412,563	17,938,239

OneMain Holdings, Inc.	579,419	27,470,255

SLM Corp.(a)	360,813	6,624,527

Total Consumer Finance		52,033,021

Containers & Packaging – 2.5%

AptarGroup, Inc.	41,932	4,927,010

Crown Holdings, Inc.	53,797	6,729,467

Graphic Packaging Holding Co.	270,737	5,425,570

Packaging Corp. of America	153,298	23,931,351

Sealed Air Corp.	120,664	8,079,661

Silgan Holdings, Inc.	105,014	4,854,797

Sonoco Products Co.	181,941	11,382,229

Westrock Co.	315,938	14,858,564

Total Containers & Packaging		80,188,649

Distributors – 0.4%

LKQ Corp.	278,590	12,650,772

Diversified Consumer Services – 1.0%

ADT, Inc.	656,552	4,983,230

H&R Block, Inc.(a)	484,589	12,618,697

Service Corp. International	202,018	13,296,825

Total Diversified Consumer Services		30,898,752

Diversified Financial Services – 0.2%

Voya Financial, Inc.(a)	76,516	5,076,837

Electric Utilities – 4.7%

Alliant Energy Corp.	383,382	23,953,708

Evergy, Inc.	652,241	44,574,150

Hawaiian Electric Industries, Inc.	232,788	9,849,260

IDACORP, Inc.	112,756	13,007,532

NRG Energy, Inc.	476,509	18,278,885

OGE Energy Corp.	743,681	30,327,311

Portland General Electric Co.	188,630	10,402,945

Total Electric Utilities		150,393,791

Electrical Equipment – 0.7%

Acuity Brands, Inc.	2,060	389,958

Hubbell, Inc.	67,795	12,458,687

Regal Rexnord Corp.	52,941	7,876,562

Vertiv Holdings Co.	13,860	194,040

Total Electrical Equipment		20,919,247

Electronic Equipment, Instruments & Components – 0.7%

Cognex Corp.	26,299	2,028,968

Jabil, Inc.	55,194	3,407,125

Littelfuse, Inc.	12,921	3,222,626

National Instruments Corp.	219,335	8,902,808

TD SYNNEX Corp.	35,003	3,612,660

Vontier Corp.	25,535	648,334

Total Electronic Equipment, Instruments & Components		21,822,521

Energy Equipment & Services – 0.2%

NOV, Inc.	358,589	7,031,930

Entertainment – 0.1%

Warner Music Group Corp., Class A	85,659	3,242,193

Equity Real Estate Investment Trusts (REITs) – 9.8%

Agree Realty Corp.	46,129	3,061,120

American Campus Communities, Inc.	116,551	6,523,359

American Homes 4 Rent, Class A	83,064	3,325,052

Americold Realty Trust	126,475	3,526,123

Apartment Income REIT Corp.	107,088	5,724,924

Brixmor Property Group, Inc.	366,951	9,471,005

Broadstone Net Lease, Inc.	204,307	4,449,806

Cousins Properties, Inc.	101,355	4,083,593

CubeSmart	227,643	11,844,265

Douglas Emmett, Inc.	144,277	4,821,737

EastGroup Properties, Inc.	25,589	5,201,732

Equity LifeStyle Properties, Inc.	88,751	6,787,677

Federal Realty Investment Trust	52,198	6,371,810

First Industrial Realty Trust, Inc.	61,737	3,822,138

Gaming and Leisure Properties, Inc.	436,105	20,466,408

Healthcare Realty Trust, Inc.	141,516	3,888,860

Healthcare Trust of America, Inc., Class A	236,562	7,413,853

Highwoods Properties, Inc.	144,453	6,607,280

Innovative Industrial Properties, Inc.	14,640	3,007,056

Iron Mountain, Inc.	482,426	26,731,225

Kilroy Realty Corp.	99,723	7,620,832

Kimco Realty Corp.	547,040	13,511,888

Kite Realty Group Trust	129,139	2,940,495

Lamar Advertising Co., Class A	88,081	10,233,251

Life Storage, Inc.	68,959	9,683,912

LXP Industrial Trust	332,898	5,226,499

Macerich Co.	104,317	1,631,518

National Retail Properties, Inc.	234,004	10,516,140

National Storage Affiliates Trust	67,192	4,216,970

Omega Healthcare Investors, Inc.	432,294	13,470,281

Physicians Realty Trust	249,193	4,370,845

PS Business Parks, Inc.	16,225	2,727,098

Rayonier, Inc.	105,830	4,351,730

Regency Centers Corp.	119,090	8,495,881

Rexford Industrial Realty, Inc.	52,995	3,952,897

See Notes to Financial Statements.

50	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. MidCap Dividend Fund (DON)

March 31, 2022

Investments	Shares	Value

Safehold, Inc.	22,936	$1,271,801

SL Green Realty Corp.(a)	92,830	7,535,939

Spirit Realty Capital, Inc.	195,034	8,975,465

STAG Industrial, Inc.	169,176	6,995,428

STORE Capital Corp.	358,843	10,488,981

Terreno Realty Corp.	51,247	3,794,840

W.P. Carey, Inc.	303,867	24,564,608

Total Equity Real Estate Investment Trusts (REITs)		313,706,322

Food & Staples Retailing – 0.7%

Albertsons Cos., Inc., Class A	547,373	18,200,152

Casey’s General Stores, Inc.	19,646	3,893,248

Total Food & Staples Retailing		22,093,400

Food Products – 3.7%

Campbell Soup Co.	598,249	26,663,958

Conagra Brands, Inc.	1,072,150	35,992,076

Flowers Foods, Inc.	624,038	16,044,017

Ingredion, Inc.	111,061	9,678,966

J.M. Smucker Co.	180,728	24,472,379

Lancaster Colony Corp.	33,267	4,961,773

Seaboard Corp.	54	227,096

Total Food Products		118,040,265

Gas Utilities – 1.9%

Atmos Energy Corp.	209,115	24,987,151

National Fuel Gas Co.	243,899	16,755,861

UGI Corp.	549,979	19,920,240

Total Gas Utilities		61,663,252

Health Care Equipment & Supplies – 0.3%

Dentsply Sirona, Inc.	101,934	5,017,191

Teleflex, Inc.	9,307	3,302,403

Total Health Care Equipment & Supplies		8,319,594

Health Care Providers & Services – 1.8%

Cardinal Health, Inc.	660,805	37,467,643

Chemed Corp.	3,074	1,557,135

Encompass Health Corp.	94,458	6,716,908

Ensign Group, Inc.	16,514	1,486,425

Premier, Inc., Class A	202,401	7,203,452

Universal Health Services, Inc., Class B	21,427	3,105,844

Total Health Care Providers & Services		57,537,407

Hotels, Restaurants & Leisure – 1.8%

Aramark	180,373	6,782,025

Choice Hotels International, Inc.	24,768	3,511,112

Churchill Downs, Inc.	10,690	2,370,828

Marriott Vacations Worldwide Corp.	33,312	5,253,302

Papa John’s International, Inc.	28,985	3,051,541

Texas Roadhouse, Inc.	72,320	6,055,354

Travel + Leisure Co.	151,834	8,797,262

Vail Resorts, Inc.	22,050	5,738,953

Wendy’s Co.	248,609	5,461,940

Wingstop, Inc.	10,917	1,281,110

Wyndham Hotels & Resorts, Inc.	118,076	9,999,856

Total Hotels, Restaurants & Leisure		58,303,283

Household Durables – 1.9%

Leggett & Platt, Inc.	318,658	11,089,298

Newell Brands, Inc.	1,031,704	22,088,783

PulteGroup, Inc.	137,449	5,759,113

Tempur Sealy International, Inc.	116,136	3,242,517

Toll Brothers, Inc.	74,002	3,479,574

Whirlpool Corp.	81,722	14,119,927

Total Household Durables		59,779,212

Household Products – 0.5%

Reynolds Consumer Products, Inc.(a)	395,441	11,602,239

Spectrum Brands Holdings, Inc.(a)	48,709	4,321,462

Total Household Products		15,923,701

Independent Power & Renewable Electricity Producers – 1.2%

AES Corp.	908,073	23,364,718

Clearway Energy, Inc., Class C(a)	384,652	14,043,645

Ormat Technologies, Inc.(a)	20,240	1,656,239

Total Independent Power & Renewable Electricity Producers		39,064,602

Insurance – 7.3%

American Financial Group, Inc.	117,787	17,152,143

Assurant, Inc.	57,548	10,463,953

CNA Financial Corp.	550,580	26,769,200

Erie Indemnity Co., Class A	60,611	10,675,415

Fidelity National Financial, Inc.	829,730	40,524,013

First American Financial Corp.	237,409	15,388,851

Globe Life, Inc.	48,815	4,910,789

Hanover Insurance Group, Inc.	63,098	9,434,413

Kinsale Capital Group, Inc.	2,708	617,478

Lincoln National Corp.	264,371	17,279,289

Loews Corp.	51,868	3,362,084

Old Republic International Corp.	903,039	23,361,619

Primerica, Inc.	39,044	5,342,000

Reinsurance Group of America, Inc.	100,298	10,978,619

RLI Corp.	35,193	3,893,402

Selective Insurance Group, Inc.	71,242	6,366,185

Unum Group	601,695	18,959,409

W.R. Berkley Corp.	146,950	9,785,367

Total Insurance		235,264,229

Internet & Direct Marketing Retail – 0.0%

Shutterstock, Inc.	10,300	958,724

IT Services – 0.6%

Concentrix Corp.	25,979	4,327,062

Jack Henry & Associates, Inc.	44,558	8,780,154

Maximus, Inc.	41,503	3,110,650

Switch, Inc., Class A	40,643	1,252,617

TTEC Holdings, Inc.	39,387	3,250,215

Total IT Services		20,720,698

Leisure Products – 1.1%

Acushnet Holdings Corp.	81,663	3,287,752

Brunswick Corp.	70,396	5,694,333

Hasbro, Inc.	209,295	17,145,446

See Notes to Financial Statements.

WisdomTree Trust	51

Schedule of Investments (continued)

WisdomTree U.S. MidCap Dividend Fund (DON)

March 31, 2022

Investments	Shares	Value

Polaris, Inc.(a)	85,609	$9,016,340

Total Leisure Products		35,143,871

Life Sciences Tools & Services – 0.1%

Azenta, Inc.	24,585	2,037,605

Bruker Corp.	37,721	2,425,460

Total Life Sciences Tools & Services		4,463,065

Machinery – 3.0%

AGCO Corp.	36,977	5,399,751

Crane Co.	78,794	8,531,814

Donaldson Co., Inc.	163,123	8,470,977

Franklin Electric Co., Inc.	39,862	3,310,140

Graco, Inc.	132,041	9,205,899

ITT, Inc.	52,037	3,913,703

John Bean Technologies Corp.	571	67,646

Lincoln Electric Holdings, Inc.	89,571	12,343,780

Nordson Corp.	35,797	8,128,783

Oshkosh Corp.	44,901	4,519,286

Snap-on, Inc.	79,294	16,293,331

Timken Co.	88,278	5,358,475

Toro Co.	101,780	8,701,172

Watts Water Technologies, Inc., Class A	12,275	1,713,467

Total Machinery		95,958,224

Media – 3.0%

Cable One, Inc.	1,700	2,489,208

Interpublic Group of Cos., Inc.	719,812	25,517,335

New York Times Co., Class A	60,344	2,766,169

News Corp., Class A	303,377	6,719,801

Nexstar Media Group, Inc., Class A	66,025	12,444,392

Omnicom Group, Inc.	475,158	40,331,411

TEGNA, Inc.	319,401	7,154,582

Total Media		97,422,898

Metals & Mining – 1.7%

Alcoa Corp.	80,051	7,206,992

Reliance Steel & Aluminum Co.	101,127	18,541,635

Royal Gold, Inc.	53,325	7,533,756

Steel Dynamics, Inc.	210,335	17,548,249

United States Steel Corp.	108,449	4,092,865

Total Metals & Mining		54,923,497

Multi-Utilities – 1.9%

Black Hills Corp.	142,377	10,965,877

CenterPoint Energy, Inc.	851,107	26,077,918

NiSource, Inc.	766,764	24,383,095

Total Multi-Utilities		61,426,890

Multiline Retail – 0.6%

Dillard’s, Inc., Class A	2,226	597,436

Kohl’s Corp.	154,649	9,350,078

Macy’s, Inc.	351,927	8,572,942

Total Multiline Retail		18,520,456

Oil, Gas & Consumable Fuels – 8.0%

Antero Midstream Corp.	2,658,234	28,895,004

APA Corp.	421,763	17,431,465

Chesapeake Energy Corp.(a)	194,799	16,947,513

Civitas Resources, Inc.	224,783	13,421,793

Continental Resources, Inc.(a)	549,548	33,703,779

Coterra Energy, Inc.	1,219,010	32,876,700

DTE Midstream LLC	264,521	14,352,909

Equitrans Midstream Corp.	1,433,470	12,098,487

HF Sinclair Corp.*	367,145	14,630,728

Marathon Oil Corp.	727,223	18,260,569

Matador Resources Co.	36,711	1,944,949

Murphy Oil Corp.(a)	160,324	6,475,486

Ovintiv, Inc.	354,881	19,188,416

PDC Energy, Inc.(a)	78,628	5,714,683

Targa Resources Corp.	166,762	12,585,528

Texas Pacific Land Corp.(a)	5,750	7,774,632

Total Oil, Gas & Consumable Fuels		256,302,641

Paper & Forest Products – 0.2%

Louisiana-Pacific Corp.	88,014	5,467,430

Pharmaceuticals – 0.9%

Organon & Co.	826,778	28,879,356

Professional Services – 2.1%

Booz Allen Hamilton Holding Corp.	122,420	10,753,373

Exponent, Inc.	34,187	3,693,905

Insperity, Inc.	58,641	5,888,729

KBR, Inc.	97,053	5,311,711

Korn Ferry	11,533	748,953

Leidos Holdings, Inc.	119,692	12,929,130

ManpowerGroup, Inc.	91,927	8,633,784

Robert Half International, Inc.	130,930	14,949,587

Science Applications International Corp.	56,552	5,212,398

Total Professional Services		68,121,570

Real Estate Management & Development – 0.0%

eXp World Holdings, Inc.(a)	2,080	44,034

Road & Rail – 0.5%

Knight-Swift Transportation Holdings, Inc.	52,546	2,651,471

Landstar System, Inc.	15,157	2,286,131

Ryder System, Inc.	136,573	10,834,336

Total Road & Rail		15,771,938

Semiconductors & Semiconductor Equipment – 0.4%

Amkor Technology, Inc.	159,249	3,458,888

MKS Instruments, Inc.	23,453	3,517,950

Power Integrations, Inc.	37,547	3,479,856

Universal Display Corp.	10,274	1,715,245

Total Semiconductors & Semiconductor Equipment		12,171,939

Software – 1.3%

Bentley Systems, Inc., Class B	25,322	1,118,726

CDK Global, Inc.	87,410	4,255,119

Citrix Systems, Inc.	122,815	12,392,033

Dolby Laboratories, Inc., Class A	56,434	4,414,267

NortonLifeLock, Inc.	715,853	18,984,422

Pegasystems, Inc.	10,386	837,631

Total Software		42,002,198

See Notes to Financial Statements.

52	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree U.S. MidCap Dividend Fund (DON)

March 31, 2022

Investments	Shares	Value

Specialty Retail – 2.2%

Advance Auto Parts, Inc.	58,721	$12,152,898

American Eagle Outfitters, Inc.(a)	252,746	4,246,133

Dick’s Sporting Goods, Inc.(a)	96,156	9,617,523

Foot Locker, Inc.	160,660	4,765,176

Gap, Inc.	549,181	7,732,468

Lithia Motors, Inc.	8,317	2,496,098

Murphy USA, Inc.	14,012	2,801,840

Penske Automotive Group, Inc.	127,302	11,930,743

Williams-Sonoma, Inc.	101,755	14,754,475

Total Specialty Retail		70,497,354

Textiles, Apparel & Luxury Goods – 1.3%

Carter’s, Inc.	55,579	5,112,712

Columbia Sportswear Co.	51,370	4,650,526

Hanesbrands, Inc.(a)	739,453	11,010,455

PVH Corp.	5,790	443,572

Ralph Lauren Corp.	56,856	6,449,745

Tapestry, Inc.	353,470	13,131,411

Total Textiles, Apparel & Luxury Goods		40,798,421

Thrifts & Mortgage Finance – 1.3%

MGIC Investment Corp.	381,580	5,170,409

New York Community Bancorp, Inc.(a)	1,413,711	15,154,982

TFS Financial Corp.	1,008,559	16,742,080

Walker & Dunlop, Inc.	31,553	4,083,589

Total Thrifts & Mortgage Finance		41,151,060

Trading Companies & Distributors – 0.9%

Air Lease Corp.	107,149	4,784,203

Herc Holdings, Inc.	16,013	2,675,612

Watsco, Inc.(a)	74,800	22,787,072

Total Trading Companies & Distributors		30,246,887

Water Utilities – 0.5%

Essential Utilities, Inc.	326,581	16,698,087
Total United States		3,191,364,150
Puerto Rico – 0.4%
Banks – 0.4%

Popular, Inc.	157,888	12,905,765
TOTAL COMMON STOCKS (Cost: $2,705,987,353)		3,204,269,915

EXCHANGE-TRADED FUND – 0.0%

United States – 0.0%

WisdomTree U.S. LargeCap Dividend Fund(a)(b) (Cost: $502,866)	9,792	643,530

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 1.1%

United States – 1.1%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.25%(c)
(Cost: $34,316,751)	34,316,751	34,316,751

TOTAL INVESTMENTS IN SECURITIES – 100.9% (Cost: $2,740,806,970)		3,239,230,196

Other Assets less Liabilities – (0.9)%		(28,631,457)

NET ASSETS – 100.0%		$3,210,598,739

*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2022 (See Note 2). At March 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $136,612,198 and the total market value of the collateral held by the Fund was $144,364,020. The total market value of the collateral includes non-cash U.S. Government and U.S. Government Agencies securities collateral having a value of $110,047,269.

(b)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2022.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2022 were as follows:

Affiliate	Value at 3/31/2021	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2022	Dividend Income
WisdomTree U.S. LargeCap Dividend Fund	$12,420,991	$30,581,045	$43,010,597	$1,940,934	$(1,288,843)	$643,530	$137,052

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$3,204,269,915	$—	$—	$3,204,269,915
Exchange-Traded Fund	643,530	—	—	643,530
Investment of Cash Collateral for Securities Loaned	—	34,316,751	—	34,316,751
Total Investments in Securities	$3,204,913,445	$34,316,751	$—	$3,239,230,196

See Notes to Financial Statements.

WisdomTree Trust	53

Schedule of Investments

WisdomTree U.S. MidCap Fund (EZM)

March 31, 2022

Investments	Shares	Value

COMMON STOCKS – 99.7%

United States – 99.7%

Aerospace & Defense – 0.9%

BWX Technologies, Inc.	22,727	$1,224,076

Curtiss-Wright Corp.	9,244	1,388,079

Huntington Ingalls Industries, Inc.	14,372	2,866,352

Parsons Corp.*	20,613	797,723

Woodward, Inc.	8,235	1,028,634

Total Aerospace & Defense		7,304,864

Auto Components – 1.3%

BorgWarner, Inc.	90,416	3,517,182

Dana, Inc.	48,690	855,483

Dorman Products, Inc.*	5,294	503,089

Fox Factory Holding Corp.*	4,283	419,520

Gentex Corp.	47,921	1,397,856

Goodyear Tire & Rubber Co.*	91,284	1,304,448

LCI Industries	6,400	664,384

Lear Corp.	13,869	1,977,581

Visteon Corp.*	2,561	279,482

Total Auto Components		10,919,025

Automobiles – 0.5%

Harley-Davidson, Inc.	63,000	2,482,200

Thor Industries, Inc.	23,978	1,887,069

Total Automobiles		4,369,269

Banks – 8.8%

Ameris Bancorp	27,503	1,206,832

Associated Banc-Corp.	47,004	1,069,811

Bank of Hawaii Corp.	8,724	732,118

Bank OZK	44,946	1,919,194

BankUnited, Inc.	30,017	1,319,547

BOK Financial Corp.	22,842	2,146,006

Cadence Bank	32,798	959,669

Cathay General Bancorp	23,058	1,031,846

Comerica, Inc.	50,454	4,562,555

Commerce Bancshares, Inc.	28,654	2,051,340

Community Bank System, Inc.	8,606	603,711

Cullen/Frost Bankers, Inc.	11,837	1,638,359

East West Bancorp, Inc.	39,625	3,131,168

Eastern Bankshares, Inc.	21,116	454,839

First Citizens BancShares, Inc., Class A	5,587	3,718,707

First Financial Bankshares, Inc.	14,928	658,623

First Hawaiian, Inc.	34,981	975,620

First Horizon Corp.	221,889	5,212,173

FNB Corp.	109,947	1,368,840

Glacier Bancorp, Inc.	19,647	987,851

Hancock Whitney Corp.	31,370	1,635,946

Home BancShares, Inc.	45,815	1,035,419

Independent Bank Corp.	5,603	457,709

Independent Bank Group, Inc.	10,658	758,423

Live Oak Bancshares, Inc.	5,637	286,867

Pacific Premier Bancorp, Inc.	26,684	943,279

PacWest Bancorp	46,421	2,002,138

People’s United Financial, Inc.	133,168	2,662,028

Pinnacle Financial Partners, Inc.	19,404	1,786,720

Prosperity Bancshares, Inc.	26,096	1,810,540

ServisFirst Bancshares, Inc.	7,827	745,835

Silvergate Capital Corp., Class A*	2,617	394,042

Simmons First National Corp., Class A	33,052	866,623

SouthState Corp.	19,632	1,601,775

Synovus Financial Corp.	56,220	2,754,780

Triumph Bancorp, Inc.*	2,039	191,707

UMB Financial Corp.	14,760	1,434,082

Umpqua Holdings Corp.	85,679	1,615,906

United Bankshares, Inc.	37,571	1,310,476

United Community Banks, Inc.	24,198	842,090

Valley National Bancorp	119,125	1,551,008

Webster Financial Corp.	51,949	2,915,378

Wintrust Financial Corp.	17,634	1,638,728

Zions Bancorp NA	68,420	4,485,615

Total Banks		71,475,923

Beverages – 0.3%

Celsius Holdings, Inc.*(a)	6,432	354,918

Coca-Cola Consolidated, Inc.	2,596	1,289,822

National Beverage Corp.	14,432	627,792

Total Beverages		2,272,532

Biotechnology – 1.0%

Arrowhead Pharmaceuticals, Inc.*	8,809	405,126

Denali Therapeutics, Inc.*	10,549	339,361

Exelixis, Inc.*	42,470	962,795

Halozyme Therapeutics, Inc.*	50,074	1,996,951

Neurocrine Biosciences, Inc.*	22,066	2,068,687

Sarepta Therapeutics, Inc.*	6,840	534,341

United Therapeutics Corp.*	9,802	1,758,577

Vir Biotechnology, Inc.*	12,771	328,470

Total Biotechnology		8,394,308

Building Products – 1.5%

A.O. Smith Corp.	22,738	1,452,731

AAON, Inc.	4,872	271,516

Advanced Drainage Systems, Inc.	7,967	946,559

Armstrong World Industries, Inc.	6,866	618,009

AZEK Co., Inc.*	16,568	411,549

Hayward Holdings, Inc.*	18,885	313,869

Lennox International, Inc.	6,053	1,560,827

Owens Corning	39,766	3,638,589

Resideo Technologies, Inc.*	35,776	852,542

Simpson Manufacturing Co., Inc.	7,271	792,830

UFP Industries, Inc.	19,253	1,485,561

Total Building Products		12,344,582

Capital Markets – 3.1%

Affiliated Managers Group, Inc.	16,853	2,375,430

Blue Owl Capital, Inc.(a)	38,002	481,865

Cohen & Steers, Inc.	5,948	510,874

Evercore, Inc., Class A	19,159	2,132,780

Federated Hermes, Inc., Class B	27,444	934,743

See Notes to Financial Statements.

54	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. MidCap Fund (EZM)

March 31, 2022

Investments	Shares	Value

Focus Financial Partners, Inc., Class A*	9,090	$415,777

Hamilton Lane, Inc., Class A	3,988	308,233

Houlihan Lokey, Inc.	14,198	1,246,584

Interactive Brokers Group, Inc., Class A	13,721	904,351

Jefferies Financial Group, Inc.	162,696	5,344,564

Moelis & Co., Class A	22,825	1,071,634

Piper Sandler Cos.	6,012	789,075

SEI Investments Co.	31,258	1,882,044

Stifel Financial Corp.	40,040	2,718,716

Tradeweb Markets, Inc., Class A	11,496	1,010,153

Virtu Financial, Inc., Class A	71,923	2,676,974

Total Capital Markets		24,803,797

Chemicals – 2.6%

Ashland Global Holdings, Inc.	10,488	1,032,124

Avient Corp.	19,497	935,856

Balchem Corp.	3,205	438,124

Cabot Corp.	20,610	1,409,930

Chemours Co.	83,683	2,634,341

Element Solutions, Inc.	59,767	1,308,897

H.B. Fuller Co.	10,026	662,418

Huntsman Corp.	84,181	3,157,629

Livent Corp.*(a)	14,716	383,646

NewMarket Corp.	2,987	968,923

Olin Corp.	73,046	3,818,845

Quaker Chemical Corp.	2,294	396,426

Scotts Miracle-Gro Co.(a)	14,997	1,844,031

Sensient Technologies Corp.	5,314	446,110

Valvoline, Inc.	41,008	1,294,213

Total Chemicals		20,731,513

Commercial Services & Supplies – 0.9%

ABM Industries, Inc.	20,336	936,269

Brink’s Co.	15,111	1,027,548

Casella Waste Systems, Inc., Class A*	4,273	374,529

Clean Harbors, Inc.*	7,735	863,535

Driven Brands Holdings, Inc.*	15,848	416,485

IAA, Inc.*	25,120	960,840

MSA Safety, Inc.	4,893	649,301

Stericycle, Inc.*	15,215	896,468

Tetra Tech, Inc.	4,952	816,783

Total Commercial Services & Supplies		6,941,758

Communications Equipment – 1.0%

Calix, Inc.*	7,455	319,894

Ciena Corp.*	28,063	1,701,460

Juniper Networks, Inc.	74,549	2,770,241

Lumentum Holdings, Inc.*(a)	22,855	2,230,648

ViaSat, Inc.*	11,463	559,394

Viavi Solutions, Inc.*	55,447	891,588

Total Communications Equipment		8,473,225

Construction & Engineering – 1.2%

AECOM	23,321	1,791,286

Ameresco, Inc., Class A*(a)	4,067	323,326

API Group Corp.*	38,324	805,954

Comfort Systems USA, Inc.	5,667	504,420

EMCOR Group, Inc.	12,371	1,393,346

MasTec, Inc.*(a)	19,031	1,657,600

MDU Resources Group, Inc.	56,750	1,512,387

Valmont Industries, Inc.	3,585	855,381

WillScot Mobile Mini Holdings Corp.*	19,876	777,748

Total Construction & Engineering		9,621,448

Construction Materials – 0.2%

Eagle Materials, Inc.	9,044	1,160,888

Summit Materials, Inc., Class A*	14,287	443,754

Total Construction Materials		1,604,642

Consumer Finance – 1.6%

Credit Acceptance Corp.*(a)	5,230	2,878,435

Navient Corp.	110,877	1,889,344

OneMain Holdings, Inc.	91,452	4,335,740

SLM Corp.	203,992	3,745,293

Total Consumer Finance		12,848,812

Containers & Packaging – 1.4%

AptarGroup, Inc.	8,355	981,713

Berry Global Group, Inc.*	45,215	2,620,661

Graphic Packaging Holding Co.	64,471	1,291,999

Greif, Inc., Class A	17,519	1,139,786

Sealed Air Corp.	32,353	2,166,357

Silgan Holdings, Inc.	34,442	1,592,254

Sonoco Products Co.	23,086	1,444,260

Total Containers & Packaging		11,237,030

Diversified Consumer Services – 1.1%

ADT, Inc.	175,832	1,334,565

Bright Horizons Family Solutions, Inc.*	4,874	646,731

Chegg, Inc.*(a)	29,846	1,082,813

Coursera, Inc.*	12,414	286,019

H&R Block, Inc.	57,052	1,485,634

Service Corp. International	44,943	2,958,148

Terminix Global Holdings, Inc.*	19,678	897,907

Total Diversified Consumer Services		8,691,817

Diversified Financial Services – 0.5%

Voya Financial, Inc.	64,400	4,272,940

Diversified Telecommunication Services – 0.6%

Cogent Communications Holdings, Inc.	4,177	277,144

Frontier Communications Parent, Inc.*	176,200	4,875,454

Total Diversified Telecommunication Services		5,152,598

Electric Utilities – 1.8%

ALLETE, Inc.	10,468	701,147

Hawaiian Electric Industries, Inc.	24,816	1,049,965

IDACORP, Inc.	9,146	1,055,082

NRG Energy, Inc.	166,568	6,389,548

OGE Energy Corp.	51,983	2,119,867

Pinnacle West Capital Corp.	34,399	2,686,562

Portland General Electric Co.	17,860	984,979

Total Electric Utilities		14,987,150

See Notes to Financial Statements.

WisdomTree Trust	55

Schedule of Investments (continued)

WisdomTree U.S. MidCap Fund (EZM)

March 31, 2022

Investments	Shares	Value

Electrical Equipment – 1.2%

Acuity Brands, Inc.	7,507	$1,421,075

Atkore, Inc.*	22,492	2,214,113

EnerSys	11,062	824,893

GrafTech International Ltd.	153,888	1,480,403

Hubbell, Inc.	8,519	1,565,537

Regal Rexnord Corp.	9,040	1,344,971

Vertiv Holdings Co.	57,855	809,970

Vicor Corp.*	3,219	227,100

Total Electrical Equipment		9,888,062

Electronic Equipment, Instruments & Components – 2.3%

Advanced Energy Industries, Inc.	9,305	800,974

Arrow Electronics, Inc.*	32,645	3,872,676

Avnet, Inc.	38,786	1,574,324

Badger Meter, Inc.	3,085	307,605

II-VI, Inc.*(a)	28,544	2,069,155

Insight Enterprises, Inc.*	10,537	1,130,831

IPG Photonics Corp.*	6,447	707,623

Jabil, Inc.	57,502	3,549,598

Littelfuse, Inc.	4,122	1,028,068

National Instruments Corp.	11,766	477,582

TD SYNNEX Corp.	17,355	1,791,210

Vontier Corp.	64,082	1,627,042

Total Electronic Equipment, Instruments & Components		18,936,688

Energy Equipment & Services – 0.1%

ChampionX Corp.*	18,158	444,508

Entertainment – 0.4%

Warner Music Group Corp., Class A	37,427	1,416,612

Zynga, Inc., Class A*	181,673	1,678,658

Total Entertainment		3,095,270

Equity Real Estate Investment Trusts (REITs) – 4.0%

Agree Realty Corp.	6,937	460,339

American Campus Communities, Inc.	10,948	612,760

Brixmor Property Group, Inc.	38,806	1,001,583

Broadstone Net Lease, Inc.	15,407	335,564

Cousins Properties, Inc.	14,585	587,630

Douglas Emmett, Inc.	14,712	491,675

EastGroup Properties, Inc.	3,237	658,017

EPR Properties	5,475	299,537

Essential Properties Realty Trust, Inc.	12,384	313,315

Federal Realty Investment Trust	6,897	841,917

First Industrial Realty Trust, Inc.	15,415	954,343

Gaming and Leisure Properties, Inc.	49,862	2,340,024

Healthcare Realty Trust, Inc.	11,764	323,275

Healthcare Trust of America, Inc., Class A	17,968	563,117

Highwoods Properties, Inc.	24,956	1,141,487

Innovative Industrial Properties, Inc.	2,118	435,037

Kilroy Realty Corp.	37,763	2,885,848

Kite Realty Group Trust	15,343	349,360

Lamar Advertising Co., Class A	13,887	1,613,392

Life Storage, Inc.	6,765	950,009

LXP Industrial Trust	59,490	933,993

National Retail Properties, Inc.	23,641	1,062,427

National Storage Affiliates Trust	7,766	487,394

Omega Healthcare Investors, Inc.	64,353	2,005,239

Physicians Realty Trust	21,054	369,287

PotlatchDeltic Corp.	32,736	1,726,169

PS Business Parks, Inc.	3,686	619,543

Rayonier, Inc.	13,087	538,137

Rexford Industrial Realty, Inc.	11,681	871,286

Safehold, Inc.	5,773	320,113

SL Green Realty Corp.	37,165	3,017,055

Spirit Realty Capital, Inc.	13,376	615,564

STAG Industrial, Inc.	17,849	738,056

STORE Capital Corp.	29,312	856,790

Terreno Realty Corp.	5,974	442,375

Vornado Realty Trust	14,136	640,643

Total Equity Real Estate Investment Trusts (REITs)		32,402,300

Food & Staples Retailing – 1.2%

BJ’s Wholesale Club Holdings, Inc.*	48,495	3,278,747

Casey’s General Stores, Inc.	6,253	1,239,157

Performance Food Group Co.*	52,639	2,679,852

Sprouts Farmers Market, Inc.*	41,830	1,337,723

U.S. Foods Holding Corp.*	33,888	1,275,205

Total Food & Staples Retailing		9,810,684

Food Products – 1.2%

Darling Ingredients, Inc.*	32,564	2,617,494

Flowers Foods, Inc.	44,412	1,141,833

Hain Celestial Group, Inc.*	15,407	530,001

Ingredion, Inc.	20,441	1,781,433

Lancaster Colony Corp.	4,415	658,497

Pilgrim’s Pride Corp.*	68,210	1,712,071

Post Holdings, Inc.*	6,512	451,021

Simply Good Foods Co.*	13,639	517,600

Total Food Products		9,409,950

Gas Utilities – 0.9%

National Fuel Gas Co.	26,077	1,791,490

New Jersey Resources Corp.	21,288	976,268

ONE Gas, Inc.	12,070	1,065,057

Spire, Inc.	16,171	1,160,431

UGI Corp.	56,979	2,063,779

Total Gas Utilities		7,057,025

Health Care Equipment & Supplies – 1.8%

CONMED Corp.(a)	3,065	455,306

CryoPort, Inc.*(a)	3,754	131,052

Dentsply Sirona, Inc.	50,514	2,486,299

Envista Holdings Corp.*	36,781	1,791,602

Globus Medical, Inc., Class A*	13,333	983,709

ICU Medical, Inc.*	2,972	661,686

Inari Medical, Inc.*	4,373	396,369

Integra LifeSciences Holdings Corp.*	16,702	1,073,270

iRhythm Technologies, Inc.*	2,648	416,981

Merit Medical Systems, Inc.*	7,939	528,102

Neogen Corp.*	9,709	299,426

See Notes to Financial Statements.

56	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. MidCap Fund (EZM)

March 31, 2022

Investments	Shares	Value

Penumbra, Inc.*	3,025	$671,943

Quidel Corp.*	25,710	2,891,347

Shockwave Medical, Inc.*(a)	2,828	586,414

STAAR Surgical Co.*(a)	4,159	332,346

Tandem Diabetes Care, Inc.*	4,863	565,518

Total Health Care Equipment & Supplies		14,271,370

Health Care Providers & Services – 4.1%

Acadia Healthcare Co., Inc.*	20,079	1,315,777

Amedisys, Inc.*	5,766	993,424

AMN Healthcare Services, Inc.*	10,575	1,103,290

Apollo Medical Holdings, Inc.*(a)	6,084	294,891

Chemed Corp.	2,544	1,288,663

CorVel Corp.*	1,573	264,956

DaVita, Inc.*	38,308	4,333,018

Encompass Health Corp.	27,517	1,956,734

Ensign Group, Inc.	10,462	941,685

HealthEquity, Inc.*	9,846	664,014

Henry Schein, Inc.*	34,620	3,018,518

Invitae Corp.*(a)	20,294	161,743

LHC Group, Inc.*	6,347	1,070,104

Option Care Health, Inc.*	16,581	473,553

Owens & Minor, Inc.	32,889	1,447,774

Patterson Cos., Inc.	27,271	882,762

Premier, Inc., Class A	33,301	1,185,183

Progyny, Inc.*	8,119	417,317

R1 RCM, Inc.*	26,728	715,241

Select Medical Holdings Corp.	56,626	1,358,458

Tenet Healthcare Corp.*	56,375	4,845,995

Universal Health Services, Inc., Class B	33,373	4,837,416

Total Health Care Providers & Services		33,570,516

Health Care Technology – 0.2%

Certara, Inc.*	13,503	290,045

Inspire Medical Systems, Inc.*	2,270	582,686

Omnicell, Inc.*(a)	4,188	542,304

Total Health Care Technology		1,415,035

Hotels, Restaurants & Leisure – 1.6%

Boyd Gaming Corp.	31,597	2,078,451

Choice Hotels International, Inc.	5,983	848,150

Churchill Downs, Inc.	4,067	901,979

Marriott Vacations Worldwide Corp.	3,518	554,789

Papa John’s International, Inc.	3,678	387,220

Penn National Gaming, Inc.*	31,131	1,320,577

Planet Fitness, Inc., Class A*	6,396	540,334

Red Rock Resorts, Inc., Class A	12,017	583,545

Scientific Games Corp., Class A*	11,877	697,774

SeaWorld Entertainment, Inc.*	9,313	693,260

Six Flags Entertainment Corp.*	7,808	339,648

Texas Roadhouse, Inc.	9,704	812,516

Travel + Leisure Co.	16,510	956,589

Wendy’s Co.	35,294	775,409

Wingstop, Inc.	2,483	291,380

Wyndham Hotels & Resorts, Inc.	12,184	1,031,863

Total Hotels, Restaurants & Leisure		12,813,484

Household Durables – 2.5%

Installed Building Products, Inc.(a)	4,741	400,567

KB Home	44,746	1,448,876

Leggett & Platt, Inc.	35,683	1,241,768

LGI Homes, Inc.*(a)	11,739	1,146,666

MDC Holdings, Inc.	41,133	1,556,473

Meritage Homes Corp.*	21,586	1,710,259

Mohawk Industries, Inc.*	24,276	3,015,079

Newell Brands, Inc.	148,001	3,168,701

Skyline Champion Corp.*	7,402	406,222

Sonos, Inc.*(a)	21,724	613,051

Taylor Morrison Home Corp., Class A*	56,061	1,525,980

Tempur Sealy International, Inc.	53,897	1,504,804

Toll Brothers, Inc.	36,883	1,734,239

TopBuild Corp.*	4,735	858,882

Total Household Durables		20,331,567

Household Products – 0.3%

Reynolds Consumer Products, Inc.	45,996	1,349,523

Spectrum Brands Holdings, Inc.	11,460	1,016,731

WD-40 Co.	1,490	273,013

Total Household Products		2,639,267

Independent Power & Renewable Electricity Producers – 0.1%

Clearway Energy, Inc., Class C	16,105	587,993

Ormat Technologies, Inc.(a)	4,790	391,966

Total Independent Power & Renewable Electricity Producers		979,959

Insurance – 4.8%

Alleghany Corp.*	2,426	2,054,822

American Equity Investment Life Holding Co.	27,942	1,115,165

American Financial Group, Inc.	25,125	3,658,703

Assurant, Inc.	12,570	2,285,603

Brighthouse Financial, Inc.*	54,272	2,803,692

CNA Financial Corp.	102,213	4,969,596

Erie Indemnity Co., Class A	5,372	946,170

First American Financial Corp.	62,855	4,074,261

Globe Life, Inc.	29,131	2,930,579

Hanover Insurance Group, Inc.	8,121	1,214,252

Kemper Corp.	5,621	317,811

Kinsale Capital Group, Inc.	1,997	455,356

Old Republic International Corp.	137,016	3,544,604

Primerica, Inc.	10,616	1,452,481

Reinsurance Group of America, Inc.	6,072	664,641

RLI Corp.	4,406	487,436

Selective Insurance Group, Inc.	17,637	1,576,042

Unum Group	143,416	4,519,038

Total Insurance		39,070,252

Interactive Media & Services – 0.4%

Bumble, Inc., Class A*	19,883	576,209

Cargurus, Inc.*	18,739	795,658

Vimeo, Inc.*	14,134	167,912

Ziff Davis, Inc.*(a)	15,548	1,504,736

Total Interactive Media & Services		3,044,515

See Notes to Financial Statements.

WisdomTree Trust	57

Schedule of Investments (continued)

WisdomTree U.S. MidCap Fund (EZM)

March 31, 2022

Investments	Shares	Value

Internet & Direct Marketing Retail – 0.1%

Overstock.com, Inc.*(a)	5,049	$222,181

Revolve Group, Inc.*	5,840	313,550

Shutterstock, Inc.	5,211	485,040

Total Internet & Direct Marketing Retail		1,020,771

IT Services – 2.6%

Alliance Data Systems Corp.	33,616	1,887,538

Concentrix Corp.	11,371	1,893,954

DigitalOcean Holdings, Inc.*(a)	10,272	594,235

DXC Technology Co.*	110,829	3,616,350

Euronet Worldwide, Inc.*	7,551	982,763

ExlService Holdings, Inc.*	5,426	777,383

Jack Henry & Associates, Inc.	8,492	1,673,348

LiveRamp Holdings, Inc.*	6,425	240,231

Maximus, Inc.	16,147	1,210,218

Perficient, Inc.*	4,181	460,286

Rackspace Technology, Inc.*(a)	64,388	718,570

Switch, Inc., Class A	12,835	395,575

TTEC Holdings, Inc.	11,082	914,487

Western Union Co.	185,350	3,473,459

WEX, Inc.*	11,553	2,061,633

Total IT Services		20,900,030

Leisure Products – 1.1%

Acushnet Holdings Corp.	17,044	686,192

Brunswick Corp.	26,591	2,150,946

Callaway Golf Co.*(a)	47,184	1,105,049

Mattel, Inc.*	77,943	1,731,114

Polaris, Inc.	22,891	2,410,880

YETI Holdings, Inc.*	10,355	621,093

Total Leisure Products		8,705,274

Life Sciences Tools & Services – 0.5%

Azenta, Inc.	6,986	579,000

Maravai LifeSciences Holdings, Inc., Class A*	20,606	726,774

Medpace Holdings, Inc.*	3,784	619,025

NeoGenomics, Inc.*	10,622	129,057

Sotera Health Co.*	38,032	823,773

Syneos Health, Inc.*	17,355	1,404,887

Total Life Sciences Tools & Services		4,282,516

Machinery – 3.5%

AGCO Corp.	22,895	3,343,357

Allison Transmission Holdings, Inc.	41,589	1,632,784

Altra Industrial Motion Corp.	16,144	628,486

Chart Industries, Inc.*(a)	3,655	627,819

Colfax Corp.*	26,665	1,061,000

Crane Co.	15,006	1,624,850

Donaldson Co., Inc.	20,914	1,086,064

Evoqua Water Technologies Corp.*	10,596	497,800

Flowserve Corp.	25,513	915,917

Franklin Electric Co., Inc.	6,436	534,445

Helios Technologies, Inc.	5,172	415,053

Hillenbrand, Inc.	23,922	1,056,635

ITT, Inc.	13,814	1,038,951

John Bean Technologies Corp.	3,606	427,203

Lincoln Electric Holdings, Inc.	10,295	1,418,754

Middleby Corp.*	9,531	1,562,512

Mueller Industries, Inc.	26,521	1,436,643

Oshkosh Corp.	14,232	1,432,451

RBC Bearings, Inc.*(a)	2,574	499,047

Snap-on, Inc.	15,240	3,131,515

SPX FLOW, Inc.	5,466	471,279

Timken Co.	21,430	1,300,801

Toro Co.	15,725	1,344,330

Watts Water Technologies, Inc., Class A	3,772	526,533

Total Machinery		28,014,229

Marine – 0.5%

Kirby Corp.*	5,360	386,938

Matson, Inc.	27,940	3,370,123

Total Marine		3,757,061

Media – 1.9%

Cable One, Inc.	744	1,089,394

DISH Network Corp., Class A*(a)	202,435	6,407,068

New York Times Co., Class A	18,795	861,563

Nexstar Media Group, Inc., Class A	24,345	4,588,546

TEGNA, Inc.	118,766	2,660,358

Total Media		15,606,929

Metals & Mining – 4.4%

Alcoa Corp.	75,836	6,827,515

Cleveland-Cliffs, Inc.*	359,219	11,570,444

Commercial Metals Co.	54,748	2,278,612

Hecla Mining Co.	65,497	430,315

MP Materials Corp.*(a)	15,364	880,972

Reliance Steel & Aluminum Co.	28,735	5,268,562

Royal Gold, Inc.	10,661	1,506,186

United States Steel Corp.(a)	193,445	7,300,614

Total Metals & Mining		36,063,220

Multi-Utilities – 0.6%

Black Hills Corp.	14,876	1,145,749

NiSource, Inc.	83,981	2,670,596

NorthWestern Corp.	13,779	833,492

Total Multi-Utilities		4,649,837

Multiline Retail – 1.6%

Dillard’s, Inc., Class A	9,683	2,598,820

Kohl’s Corp.	87,720	5,303,551

Macy’s, Inc.	171,060	4,167,022

Nordstrom, Inc.(a)	17,101	463,608

Ollie’s Bargain Outlet Holdings, Inc.*(a)	15,031	645,732

Total Multiline Retail		13,178,733

Oil, Gas & Consumable Fuels – 5.5%

Antero Midstream Corp.	138,750	1,508,212

Antero Resources Corp.*	67,861	2,071,796

APA Corp.	147,547	6,098,117

California Resources Corp.	32,352	1,447,105

Callon Petroleum Co.*(a)	25,585	1,511,562

See Notes to Financial Statements.

58	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. MidCap Fund (EZM)

March 31, 2022

Investments	Shares	Value

Chesapeake Energy Corp.(a)	51,165	$4,451,355

Civitas Resources, Inc.	14,139	844,240

Denbury, Inc.*	6,328	497,191

DTE Midstream LLC	25,953	1,408,210

EQT Corp.	32,696	1,125,069

Equitrans Midstream Corp.	130,859	1,104,450

HF Sinclair Corp.*	17,718	706,062

Magnolia Oil & Gas Corp., Class A	62,280	1,472,922

Matador Resources Co.	40,628	2,152,471

Murphy Oil Corp.	19,089	771,005

Ovintiv, Inc.	138,281	7,476,854

PDC Energy, Inc.	50,851	3,695,851

Range Resources Corp.*	58,079	1,764,440

SM Energy Co.	13,367	520,645

Southwestern Energy Co.*	512,276	3,673,019

Total Oil, Gas & Consumable Fuels		44,300,576

Paper & Forest Products – 0.4%

Louisiana-Pacific Corp.	57,590	3,577,491

Personal Products – 0.1%

Beauty Health Co.*(a)	13,737	231,881

BellRing Brands, Inc.*	8,255	190,525

Coty, Inc., Class A*	64,569	580,475

Total Personal Products		1,002,881

Pharmaceuticals – 0.8%

Organon & Co.	181,419	6,336,966

Professional Services – 1.8%

ASGN, Inc.*	9,381	1,094,857

Booz Allen Hamilton Holding Corp.	26,764	2,350,950

CACI International, Inc., Class A*	6,937	2,089,841

Exponent, Inc.	4,359	470,990

FTI Consulting, Inc.*	7,161	1,125,852

Insperity, Inc.	5,782	580,628

KBR, Inc.	28,764	1,574,254

Korn Ferry	11,877	771,292

ManpowerGroup, Inc.	14,878	1,397,342

Science Applications International Corp.	19,549	1,801,831

TriNet Group, Inc.*	13,693	1,346,843

Upwork, Inc.*	10,750	249,830

Total Professional Services		14,854,510

Real Estate Management & Development – 0.4%

eXp World Holdings, Inc.(a)	13,060	276,480

Kennedy-Wilson Holdings, Inc.	78,319	1,910,201

Newmark Group, Inc., Class A	75,758	1,206,067

Total Real Estate Management & Development		3,392,748

Road & Rail – 1.0%

Knight-Swift Transportation Holdings, Inc.	45,063	2,273,879

Landstar System, Inc.	7,979	1,203,473

Ryder System, Inc.	18,344	1,455,229

Saia, Inc.*	2,800	682,696

Werner Enterprises, Inc.	19,251	789,291

XPO Logistics, Inc.*	21,255	1,547,364

Total Road & Rail		7,951,932

Semiconductors & Semiconductor Equipment – 2.2%

Allegro MicroSystems, Inc.*	19,171	544,456

Amkor Technology, Inc.	101,253	2,199,215

Cirrus Logic, Inc.*	15,700	1,331,203

CMC Materials, Inc.	6,539	1,212,331

Diodes, Inc.*	8,302	722,191

First Solar, Inc.*	18,759	1,570,879

FormFactor, Inc.*	13,918	584,974

Lattice Semiconductor Corp.*	11,523	702,327

MACOM Technology Solutions Holdings, Inc.*	8,950	535,836

MaxLinear, Inc.*	11,426	666,707

MKS Instruments, Inc.	15,469	2,320,350

Onto Innovation, Inc.*	8,185	711,195

Power Integrations, Inc.	9,051	838,847

Semtech Corp.*	7,501	520,119

Silicon Laboratories, Inc.*	3,380	507,676

SiTime Corp.*	1,696	420,303

SunPower Corp.*(a)	17,296	371,518

Synaptics, Inc.*	5,258	1,048,971

Universal Display Corp.	5,431	906,705

Total Semiconductors & Semiconductor Equipment		17,715,803

Software – 3.8%

ACI Worldwide, Inc.*	13,992	440,608

Alarm.com Holdings, Inc.*	6,395	425,012

Altair Engineering, Inc., Class A*	4,804	309,378

Alteryx, Inc., Class A*	5,425	388,050

Anaplan, Inc.*	11,487	747,229

Black Knight, Inc.*	20,241	1,173,775

Blackbaud, Inc.*	8,938	535,118

Blackline, Inc.*	4,937	361,487

Box, Inc., Class A*	22,680	659,081

CDK Global, Inc.	34,023	1,656,240

Citrix Systems, Inc.	33,842	3,414,658

Datto Holding Corp.*(a)	21,444	572,984

Digital Turbine, Inc.*(a)	11,339	496,761

Dolby Laboratories, Inc., Class A	14,851	1,161,645

DoubleVerify Holdings, Inc.*	11,752	295,798

Dropbox, Inc., Class A*	96,586	2,245,624

Duck Creek Technologies, Inc.*	10,780	238,454

Envestnet, Inc.*	8,203	610,631

Everbridge, Inc.*	3,206	139,910

Fair Isaac Corp.*	3,996	1,863,974

Five9, Inc.*	5,848	645,619

Guidewire Software, Inc.*	6,776	641,145

Jamf Holding Corp.*(a)	10,465	364,287

Mandiant, Inc.*	18,657	416,238

Manhattan Associates, Inc.*	5,514	764,847

Marathon Digital Holdings, Inc.*(a)	10,585	295,851

MicroStrategy, Inc., Class A*(a)	832	404,618

Momentive Global, Inc.*	13,414	218,112

nCino, Inc.*	8,868	363,411

NCR Corp.*	32,485	1,305,572

PagerDuty, Inc.*(a)	8,264	282,546

See Notes to Financial Statements.

WisdomTree Trust	59

Schedule of Investments (continued)

WisdomTree U.S. MidCap Fund (EZM)

March 31, 2022

Investments	Shares	Value

Pegasystems, Inc.	6,698	$540,194

Q2 Holdings, Inc.*(a)	4,792	295,427

Qualtrics International, Inc., Class A*	11,452	326,955

Qualys, Inc.*	4,693	668,330

Rapid7, Inc.*	4,813	535,398

Riot Blockchain, Inc.*(a)	11,015	233,187

Sailpoint Technologies Holdings, Inc.*(a)	8,496	434,825

Smartsheet, Inc., Class A*	9,620	526,984

Sprout Social, Inc., Class A*	4,198	336,344

SPS Commerce, Inc.*	3,224	422,989

Tenable Holdings, Inc.*	9,151	528,836

Teradata Corp.*	26,156	1,289,229

Varonis Systems, Inc.*	9,076	431,473

Verint Systems, Inc.*	15,063	778,757

Workiva, Inc.*	3,800	448,400

Total Software		31,235,991

Specialty Retail – 4.2%

Academy Sports & Outdoors, Inc.(a)	55,697	2,194,462

American Eagle Outfitters, Inc.(a)	67,796	1,138,973

Asbury Automotive Group, Inc.*(a)	10,749	1,721,990

AutoNation, Inc.*	37,908	3,774,879

Boot Barn Holdings, Inc.*	4,320	409,493

Dick’s Sporting Goods, Inc.(a)	49,884	4,989,398

Five Below, Inc.*	5,569	881,962

Foot Locker, Inc.	71,936	2,133,622

Gap, Inc.	180,718	2,544,509

Group 1 Automotive, Inc.	10,746	1,803,501

Leslie’s, Inc.*(a)	31,139	602,851

Lithia Motors, Inc.	12,942	3,884,153

Murphy USA, Inc.	7,526	1,504,899

National Vision Holdings, Inc.*	14,766	643,354

Penske Automotive Group, Inc.	41,811	3,918,527

Petco Health & Wellness Co., Inc.*(a)	42,982	841,158

Urban Outfitters, Inc.*	37,048	930,275

Total Specialty Retail		33,918,006

Technology Hardware, Storage & Peripherals – 0.3%

Pure Storage, Inc., Class A*	23,315	823,252

Xerox Holdings Corp.	68,552	1,382,694

Total Technology Hardware, Storage & Peripherals		2,205,946

Textiles, Apparel & Luxury Goods – 2.2%

Carter’s, Inc.	13,558	1,247,200

Columbia Sportswear Co.	11,867	1,074,320

Crocs, Inc.*	11,844	904,882

Deckers Outdoor Corp.*	4,548	1,245,106

Hanesbrands, Inc.	143,929	2,143,103

Kontoor Brands, Inc.	19,743	816,373

PVH Corp.	15,646	1,198,640

Ralph Lauren Corp.	17,006	1,929,161

Skechers U.S.A., Inc., Class A*	64,136	2,614,183

Steven Madden Ltd.	13,186	509,507

Tapestry, Inc.	85,489	3,175,916

Under Armour, Inc., Class A*	63,862	1,086,931

Total Textiles, Apparel & Luxury Goods		17,945,322

Thrifts & Mortgage Finance – 1.2%

Axos Financial, Inc.*	12,400	575,236

MGIC Investment Corp.	160,500	2,174,775

New York Community Bancorp, Inc.(a)	176,022	1,886,956

PennyMac Financial Services, Inc.	38,876	2,068,203

Radian Group, Inc.	93,386	2,074,103

TFS Financial Corp.	22,420	372,172

Walker & Dunlop, Inc.	5,866	759,178

Total Thrifts & Mortgage Finance		9,910,623

Trading Companies & Distributors – 1.5%

Air Lease Corp.	35,621	1,590,478

Applied Industrial Technologies, Inc.	8,228	844,686

Beacon Roofing Supply, Inc.*(a)	24,501	1,452,419

GATX Corp.	5,642	695,828

Herc Holdings, Inc.	4,537	758,087

MSC Industrial Direct Co., Inc., Class A	13,151	1,120,597

SiteOne Landscape Supply, Inc.*	4,234	684,595

Univar Solutions, Inc.*	47,943	1,540,888

Watsco, Inc.(a)	4,658	1,419,013

WESCO International, Inc.*	13,218	1,720,191

Total Trading Companies & Distributors		11,826,782

Water Utilities – 0.1%

American States Water Co.	3,875	344,953

California Water Service Group	6,987	414,189

Total Water Utilities		759,142
TOTAL COMMON STOCKS (Cost: $714,214,367)		808,741,004

EXCHANGE-TRADED FUND – 0.3%

United States – 0.3%

WisdomTree U.S. MidCap Dividend Fund(b) (Cost: $2,133,587)	51,648	2,294,204

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.9%

United States – 0.9%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.25%(c)
(Cost: $7,577,119)	7,577,119	7,577,119

TOTAL INVESTMENTS IN SECURITIES – 100.9% (Cost: $723,925,073)		818,612,327

Other Assets less Liabilities – (0.9)%		(6,939,829)

NET ASSETS – 100.0%		$811,672,498

*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2022 (See Note 2). At March 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $42,921,326 and the total market value of the collateral held by the Fund was $45,439,882. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $37,862,763.

(b)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2022.

See Notes to Financial Statements.

60	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree U.S. MidCap Fund (EZM)

March 31, 2022

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2022 were as follows:

Affiliate	Value at 3/31/2021	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2022	Dividend Income
WisdomTree U.S. MidCap Dividend Fund	$2,290,925	$3,555,431	$3,821,808	$154,761	$114,895	$2,294,204	$57,389

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$808,741,004	$—	$—	$808,741,004
Exchange-Traded Fund	2,294,204	—	—	2,294,204
Investment of Cash Collateral for Securities Loaned	—	7,577,119	—	7,577,119
Total Investments in Securities	$811,035,208	$7,577,119	$—	$818,612,327

See Notes to Financial Statements.

WisdomTree Trust	61

Schedule of Investments

WisdomTree U.S. Multifactor Fund (USMF)

March 31, 2022

Investments	Shares	Value

COMMON STOCKS – 99.9%

United States – 99.9%

Aerospace & Defense – 1.6%

Huntington Ingalls Industries, Inc.	3,971	$791,976

L3Harris Technologies, Inc.	3,113	773,487

Lockheed Martin Corp.	2,243	990,060

Northrop Grumman Corp.	2,044	914,118

Total Aerospace & Defense		3,469,641

Air Freight & Logistics – 1.1%

C.H. Robinson Worldwide, Inc.	7,573	815,688

FedEx Corp.	3,531	817,038

United Parcel Service, Inc., Class B	3,474	745,034

Total Air Freight & Logistics		2,377,760

Automobiles – 0.7%

Ford Motor Co.	49,182	831,668

Harley-Davidson, Inc.	20,428	804,863

Total Automobiles		1,636,531

Banks – 3.6%

Bank OZK	15,642	667,913

BOK Financial Corp.	6,614	621,385

Citigroup, Inc.	15,586	832,292

JPMorgan Chase & Co.	6,776	923,704

KeyCorp	31,107	696,175

People’s United Financial, Inc.	30,656	612,814

Regions Financial Corp.	26,686	594,030

Synovus Financial Corp.	12,066	591,234

U.S. Bancorp	14,337	762,012

Valley National Bancorp	45,573	593,361

Webster Financial Corp.	10,197	572,256

Wells Fargo & Co.	13,694	663,611

Total Banks		8,130,787

Beverages – 0.6%

Coca-Cola Co.	12,990	805,380

Molson Coors Beverage Co., Class B	10,565	563,960

Total Beverages		1,369,340

Biotechnology – 2.9%

AbbVie, Inc.	6,570	1,065,063

Amgen, Inc.	3,656	884,094

Exelixis, Inc.*	19,895	451,020

Gilead Sciences, Inc.	17,309	1,029,020

Incyte Corp.*	9,637	765,370

Moderna, Inc.*	2,752	474,059

Regeneron Pharmaceuticals, Inc.*	1,330	928,899

Vertex Pharmaceuticals, Inc.*	3,255	849,457

Total Biotechnology		6,446,982

Building Products – 0.5%

Builders FirstSource, Inc.*	6,928	447,133

Owens Corning	6,735	616,253

Total Building Products		1,063,386

Capital Markets – 0.6%

Houlihan Lokey, Inc.	7,048	618,814

Jefferies Financial Group, Inc.	21,039	691,131

Total Capital Markets		1,309,945

Chemicals – 1.2%

CF Industries Holdings, Inc.	8,495	875,495

Huntsman Corp.	23,124	867,381

Westlake Corp.	7,627	941,172

Total Chemicals		2,684,048

Commercial Services & Supplies – 0.9%

Republic Services, Inc.	7,545	999,712

Waste Management, Inc.	6,240	989,040

Total Commercial Services & Supplies		1,988,752

Communications Equipment – 0.8%

Ciena Corp.*	29,316	1,777,429

Consumer Finance – 1.7%

American Express Co.	4,009	749,683

Capital One Financial Corp.	4,866	638,857

Credit Acceptance Corp.*(a)	1,068	587,795

Discover Financial Services	5,439	599,323

OneMain Holdings, Inc.	13,995	663,503

Synchrony Financial	15,480	538,859

Total Consumer Finance		3,778,020

Diversified Consumer Services – 0.7%

Service Corp. International	24,529	1,614,499

Diversified Financial Services – 0.4%

Voya Financial, Inc.	12,802	849,413

Diversified Telecommunication Services – 1.2%

Verizon Communications, Inc.	51,586	2,627,791

Electric Utilities – 1.1%

American Electric Power Co., Inc.	8,141	812,228

Evergy, Inc.	12,789	874,000

FirstEnergy Corp.	19,033	872,853

Total Electric Utilities		2,559,081

Electronic Equipment, Instruments & Components – 1.1%

Arrow Electronics, Inc.*	21,014	2,492,891

Entertainment – 1.2%

Liberty Media Corp. – Liberty Formula One, Class C*	38,703	2,703,017

Equity Real Estate Investment Trusts (REITs) – 2.3%

Kilroy Realty Corp.	16,850	1,287,677

Omega Healthcare Investors, Inc.	44,028	1,371,913

Public Storage	3,798	1,482,283

Weyerhaeuser Co.	28,989	1,098,683

Total Equity Real Estate Investment Trusts (REITs)		5,240,556

Food & Staples Retailing – 0.4%

Albertsons Cos., Inc., Class A	11,505	382,541

Kroger Co.	8,602	493,497

Total Food & Staples Retailing		876,038

Food Products – 2.8%

Archer-Daniels-Midland Co.	9,893	892,942

Campbell Soup Co.	17,039	759,428

Conagra Brands, Inc.	22,600	758,682

General Mills, Inc.	11,614	786,500

J.M. Smucker Co.	5,807	786,326

See Notes to Financial Statements.

62	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Multifactor Fund (USMF)

March 31, 2022

Investments	Shares	Value

Kellogg Co.	12,541	$808,769

Kraft Heinz Co.	18,104	713,117

Tyson Foods, Inc., Class A	8,427	755,312

Total Food Products		6,261,076

Gas Utilities – 0.3%

UGI Corp.	20,144	729,616

Health Care Equipment & Supplies – 1.8%

Abbott Laboratories	7,096	839,883

Baxter International, Inc.	10,662	826,731

Becton Dickinson and Co.	3,466	921,956

Dentsply Sirona, Inc.	11,664	574,102

Hologic, Inc.*	11,045	848,477

Total Health Care Equipment & Supplies		4,011,149

Health Care Providers & Services – 5.5%

AmerisourceBergen Corp.	6,245	966,164

Anthem, Inc.	1,797	882,723

Cardinal Health, Inc.	12,153	689,075

Centene Corp.*	7,401	623,090

Chemed Corp.	1,604	812,506

Cigna Corp.	2,994	717,392

CVS Health Corp.	9,305	941,759

DaVita, Inc.*	6,741	762,475

HCA Healthcare, Inc.	2,537	635,823

Henry Schein, Inc.*	9,205	802,584

Laboratory Corp. of America Holdings*	3,452	910,154

McKesson Corp.	3,184	974,718

Quest Diagnostics, Inc.	6,785	928,595

UnitedHealth Group, Inc.	1,791	913,356

Universal Health Services, Inc., Class B	4,509	653,580

Total Health Care Providers & Services		12,213,994

Health Care Technology – 0.4%

Change Healthcare, Inc.*	44,071	960,748

Hotels, Restaurants & Leisure – 3.3%

Boyd Gaming Corp.	13,407	881,913

Choice Hotels International, Inc.	9,420	1,335,379

McDonald’s Corp.	7,203	1,781,158

Penn National Gaming, Inc.*	15,081	639,736

Texas Roadhouse, Inc.	12,317	1,031,302

Yum! Brands, Inc.	13,844	1,640,929

Total Hotels, Restaurants & Leisure		7,310,417

Household Products – 1.4%

Colgate-Palmolive Co.	10,938	829,428

Kimberly-Clark Corp.	6,311	777,263

Procter & Gamble Co.	5,222	797,922

Reynolds Consumer Products, Inc.	24,271	712,111

Total Household Products		3,116,724

Industrial Conglomerates – 0.4%

3M Co.	6,592	981,417

Insurance – 5.1%

Alleghany Corp.*	1,566	1,326,402

Allstate Corp.	7,702	1,066,804

American International Group, Inc.	12,622	792,283

CNA Financial Corp.	19,948	969,872

Fidelity National Financial, Inc.	17,724	865,640

First American Financial Corp.	12,765	827,427

Hartford Financial Services Group, Inc.	10,716	769,516

Old Republic International Corp.	33,752	873,164

Progressive Corp.	8,840	1,007,672

Prudential Financial, Inc.	7,556	892,893

Travelers Cos., Inc.	5,588	1,021,095

W.R. Berkley Corp.	15,265	1,016,463

Total Insurance		11,429,231

IT Services – 16.1%

Akamai Technologies, Inc.*	25,234	3,012,687

Cognizant Technology Solutions Corp., Class A	30,946	2,774,928

Concentrix Corp.	10,589	1,763,704

DXC Technology Co.*	49,667	1,620,634

EPAM Systems, Inc.*	6,153	1,825,041

Fidelity National Information Services, Inc.	22,317	2,241,073

Fiserv, Inc.*	22,890	2,321,046

FleetCor Technologies, Inc.*	11,952	2,976,765

Gartner, Inc.*	6,941	2,064,670

Global Payments, Inc.	14,143	1,935,328

GoDaddy, Inc., Class A*	21,342	1,786,325

International Business Machines Corp.	24,150	3,139,983

Jack Henry & Associates, Inc.	16,468	3,245,020

VeriSign, Inc.*	12,556	2,793,208

Western Union Co.	136,852	2,564,607

Total IT Services		36,065,019

Life Sciences Tools & Services – 1.0%

Danaher Corp.	2,779	815,164

PerkinElmer, Inc.	3,811	664,867

Thermo Fisher Scientific, Inc.	1,421	839,314

Total Life Sciences Tools & Services		2,319,345

Machinery – 1.0%

AGCO Corp.	4,180	610,405

Crane Co.	6,647	719,737

Snap-on, Inc.	4,048	831,783

Total Machinery		2,161,925

Media – 7.2%

Charter Communications, Inc., Class A*	4,315	2,353,919

Comcast Corp., Class A	48,165	2,255,085

Fox Corp., Class A	43,817	1,728,581

Liberty Media Corp. – Liberty SiriusXM, Series C*	50,719	2,319,380

Nexstar Media Group, Inc., Class A	9,764	1,840,319

Omnicom Group, Inc.	25,283	2,146,021

Paramount Global, Class B(a)	29,667	1,121,709

Sirius XM Holdings, Inc.(a)	363,972	2,409,494

Total Media		16,174,508

Metals & Mining – 1.4%

Alcoa Corp.	6,385	574,841

Nucor Corp.	5,221	776,102

Reliance Steel & Aluminum Co.	5,273	966,804

Steel Dynamics, Inc.	9,304	776,233

Total Metals & Mining		3,093,980

Multi-Utilities – 1.1%

CMS Energy Corp.	12,126	848,093

See Notes to Financial Statements.

WisdomTree Trust	63

Schedule of Investments (continued)

WisdomTree U.S. Multifactor Fund (USMF)

March 31, 2022

Investments	Shares	Value

Consolidated Edison, Inc.	8,630	$817,088

DTE Energy Co.	5,958	787,707

Total Multi-Utilities		2,452,888

Multiline Retail – 1.9%

Dollar General Corp.	7,161	1,594,253

Kohl’s Corp.	11,257	680,598

Macy’s, Inc.	27,607	672,507

Target Corp.	6,221	1,320,221

Total Multiline Retail		4,267,579

Oil, Gas & Consumable Fuels – 3.5%

Antero Resources Corp.*	23,562	719,348

Chesapeake Energy Corp.(a)	9,487	825,369

Chevron Corp.	7,099	1,155,930

ConocoPhillips	8,111	811,100

Devon Energy Corp.	10,780	637,421

Diamondback Energy, Inc.	4,681	641,672

EOG Resources, Inc.	6,422	765,695

Exxon Mobil Corp.	11,998	990,915

Marathon Oil Corp.	26,161	656,903

Ovintiv, Inc.	13,345	721,564

Total Oil, Gas & Consumable Fuels		7,925,917

Pharmaceuticals – 1.7%

Bristol-Myers Squibb Co.	14,957	1,092,310

Johnson & Johnson	5,876	1,041,403

Merck & Co., Inc.	10,417	854,715

Pfizer, Inc.	15,857	820,917

Total Pharmaceuticals		3,809,345

Professional Services – 1.1%

CACI International, Inc., Class A*	2,936	884,499

Leidos Holdings, Inc.	7,235	781,525

Robert Half International, Inc.	7,066	806,796

Total Professional Services		2,472,820

Real Estate Management & Development – 0.4%

Jones Lang LaSalle, Inc.*	4,162	996,632

Road & Rail – 0.9%

Avis Budget Group, Inc.*	2,041	537,395

JB Hunt Transport Services, Inc.	3,687	740,313

Knight-Swift Transportation Holdings, Inc.	15,934	804,030

Total Road & Rail		2,081,738

Software – 8.5%

Aspen Technology, Inc.*	12,000	1,984,440

Dropbox, Inc., Class A*	82,240	1,912,080

Fair Isaac Corp.*	3,367	1,570,571

Microsoft Corp.	8,818	2,718,677

NortonLifeLock, Inc.	80,863	2,144,487

Oracle Corp.	25,364	2,098,364

SS&C Technologies Holdings, Inc.	40,360	3,027,807

VMware, Inc., Class A	19,016	2,165,352

Zoom Video Communications, Inc., Class A*	11,262	1,320,244

Total Software		18,942,022

Specialty Retail – 4.8%

Advance Auto Parts, Inc.	6,404	1,325,372

AutoNation, Inc.*	8,404	836,870

AutoZone, Inc.*	776	1,586,594

Best Buy Co., Inc.	9,101	827,281

Dick’s Sporting Goods, Inc.(a)	7,465	746,649

Lithia Motors, Inc.	2,630	789,316

Lowe’s Cos., Inc.	6,099	1,233,157

O’Reilly Automotive, Inc.*	2,489	1,704,865

Penske Automotive Group, Inc.	9,519	892,121

Williams-Sonoma, Inc.	4,891	709,195

Total Specialty Retail		10,651,420

Technology Hardware, Storage & Peripherals – 2.6%

Hewlett Packard Enterprise Co.	142,079	2,374,140

HP, Inc.	56,245	2,041,694

Western Digital Corp.*	28,814	1,430,615

Total Technology Hardware, Storage & Peripherals		5,846,449

Tobacco – 0.7%

Altria Group, Inc.	14,400	752,400

Philip Morris International, Inc.	8,190	769,369

Total Tobacco		1,521,769

Trading Companies & Distributors – 0.4%

W.W. Grainger, Inc.	1,691	872,201
TOTAL COMMON STOCKS (Cost: $207,577,839)		223,665,836

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 1.9%

United States – 1.9%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.25%(b)
(Cost: $4,207,090)	4,207,090	4,207,090

TOTAL INVESTMENTS IN SECURITIES – 101.8% (Cost: $211,784,929)		227,872,926

Other Assets less Liabilities – (1.8)%		(3,923,803)

NET ASSETS – 100.0%		$223,949,123
*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2022 (See Note 2). At March 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $4,805,253 and the total market value of the collateral held by the Fund was $5,033,668. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $826,578.

(b)	Rate shown represents annualized 7-day yield as of March 31, 2022.

See Notes to Financial Statements.

64	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree U.S. Multifactor Fund (USMF)

March 31, 2022

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$223,665,836	$—	$—	$223,665,836
Investment of Cash Collateral for Securities Loaned	—	4,207,090	—	4,207,090
Total Investments in Securities	$223,665,836	$4,207,090	$—	$227,872,926

See Notes to Financial Statements.

WisdomTree Trust	65

Schedule of Investments

WisdomTree U.S. Quality Dividend Growth Fund (DGRW)

March 31, 2022

Investments	Shares	Value

COMMON STOCKS – 99.8%

United States – 99.8%

Aerospace & Defense – 4.8%

BWX Technologies, Inc.	40,700	$2,192,102

Curtiss-Wright Corp.	7,557	1,134,759

General Dynamics Corp.	188,870	45,551,667

HEICO Corp.(a)	5,674	871,186

Huntington Ingalls Industries, Inc.	27,528	5,490,184

L3Harris Technologies, Inc.	105,370	26,181,284

Lockheed Martin Corp.	259,184	114,403,817

Northrop Grumman Corp.	77,751	34,771,802

Raytheon Technologies Corp.	1,038,015	102,836,146

Textron, Inc.	3,928	292,165

Woodward, Inc.	8,758	1,093,962

Total Aerospace & Defense		334,819,074

Air Freight & Logistics – 1.6%

FedEx Corp.	92,662	21,441,060

United Parcel Service, Inc., Class B	416,259	89,270,905

Total Air Freight & Logistics		110,711,965

Auto Components – 0.2%

BorgWarner, Inc.	107,342	4,175,604

Gentex Corp.	98,118	2,862,102

Lear Corp.	27,825	3,967,567

Total Auto Components		11,005,273

Banks – 0.2%

Cadence Bank	152,778	4,470,285

First Citizens BancShares, Inc., Class A	287	191,027

Signature Bank	12,933	3,795,706

Western Alliance Bancorp	39,878	3,302,696

Total Banks		11,759,714

Beverages – 6.1%

Brown-Forman Corp., Class B	132,124	8,854,951

Coca-Cola Co.	3,779,003	234,298,186

Coca-Cola Consolidated, Inc.(a)	200	99,370

Constellation Brands, Inc., Class A	61,893	14,255,196

PepsiCo, Inc.	1,019,109	170,578,464

Total Beverages		428,086,167

Biotechnology – 1.9%

Amgen, Inc.	542,083	131,086,511

Building Products – 0.3%

A.O. Smith Corp.	53,846	3,440,221

AAON, Inc.	4,463	248,723

Armstrong World Industries, Inc.	12,557	1,130,255

Carlisle Cos., Inc.	14,126	3,473,866

Fortune Brands Home & Security, Inc.	40,223	2,987,764

Lennox International, Inc.	10,959	2,825,888

Masco Corp.	95,903	4,891,053

Simpson Manufacturing Co., Inc.	11,219	1,223,320

Total Building Products		20,221,090

Capital Markets – 3.4%

Ameriprise Financial, Inc.	49,256	14,794,532

Blackstone, Inc.	632,268	80,260,100

Charles Schwab Corp.	474,167	39,977,020

Cohen & Steers, Inc.	26,104	2,242,073

Evercore, Inc., Class A	23,668	2,634,722

FactSet Research Systems, Inc.	8,080	3,507,932

Hamilton Lane, Inc., Class A	11,737	907,153

LPL Financial Holdings, Inc.	15,334	2,801,215

MarketAxess Holdings, Inc.	7,238	2,462,368

Moody’s Corp.	33,153	11,186,154

Morningstar, Inc.	5,602	1,530,298

MSCI, Inc.	15,542	7,815,761

Raymond James Financial, Inc.	59,585	6,548,987

S&P Global, Inc.	46,307	18,994,205

SEI Investments Co.	46,411	2,794,406

State Street Corp.	254,746	22,193,471

T. Rowe Price Group, Inc.	139,796	21,135,757

Total Capital Markets		241,786,154

Chemicals – 1.7%

Air Products and Chemicals, Inc.	128,599	32,138,176

Albemarle Corp.	21,522	4,759,590

Ashland Global Holdings, Inc.	16,485	1,622,289

Avient Corp.	45,424	2,180,352

Balchem Corp.	3,165	432,656

Chemours Co.	144,161	4,538,188

DuPont de Nemours, Inc.	234,368	17,244,798

Ecolab, Inc.	68,463	12,087,827

FMC Corp.	66,913	8,803,743

PPG Industries, Inc.	97,369	12,762,155

Quaker Chemical Corp.	2,693	465,377

RPM International, Inc.	63,527	5,173,639

Scotts Miracle-Gro Co.(a)	28,196	3,466,980

Sensient Technologies Corp.	21,709	1,822,471

Sherwin-Williams Co.	48,348	12,068,628

Total Chemicals		119,566,869

Commercial Services & Supplies – 0.9%

Cintas Corp.	25,938	11,033,766

MSA Safety, Inc.	13,021	1,727,887

Republic Services, Inc.	123,248	16,330,360

Rollins, Inc.	180,329	6,320,531

Tetra Tech, Inc.	7,652	1,262,121

Waste Management, Inc.	167,332	26,522,122

Total Commercial Services & Supplies		63,196,787

Communications Equipment – 2.7%

Cisco Systems, Inc.	3,121,048	174,029,637

Motorola Solutions, Inc.	59,101	14,314,262

Total Communications Equipment		188,343,899

Construction & Engineering – 0.0%

Quanta Services, Inc.	6,698	881,524

Valmont Industries, Inc.	5,623	1,341,648

Total Construction & Engineering		2,223,172

Construction Materials – 0.1%

Eagle Materials, Inc.	5,979	767,464

See Notes to Financial Statements.

66	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Quality Dividend Growth Fund (DGRW)

March 31, 2022

Investments	Shares	Value

Martin Marietta Materials, Inc.	10,814	$4,162,201

Total Construction Materials		4,929,665

Containers & Packaging – 0.4%

AptarGroup, Inc.	23,048	2,708,140

Avery Dennison Corp.	31,060	5,403,508

Ball Corp.	80,862	7,277,580

Crown Holdings, Inc.	28,597	3,577,199

Graphic Packaging Holding Co.	133,477	2,674,879

Sealed Air Corp.	49,386	3,306,887

Silgan Holdings, Inc.	36,013	1,664,881

Total Containers & Packaging		26,613,074

Distributors – 0.0%

Pool Corp.	6,935	2,932,465

Diversified Consumer Services – 0.1%

H&R Block, Inc.(a)	227,306	5,919,048

Diversified Financial Services – 0.2%

Apollo Global Management, Inc.	206,040	12,772,420

Electric Utilities – 0.1%

NRG Energy, Inc.	241,814	9,275,985

Electrical Equipment – 0.9%

AMETEK, Inc.	38,468	5,123,168

Emerson Electric Co.	380,266	37,285,081

Hubbell, Inc.	32,489	5,970,504

Regal Rexnord Corp.	14,347	2,134,547

Rockwell Automation, Inc.	43,065	12,059,492

Vertiv Holdings Co.	6,041	84,574

Total Electrical Equipment		62,657,366

Electronic Equipment, Instruments & Components – 0.3%

Amphenol Corp., Class A	166,237	12,525,958

CDW Corp.	38,558	6,897,641

Cognex Corp.	15,524	1,197,676

TD SYNNEX Corp.	18,292	1,887,917

Total Electronic Equipment, Instruments & Components		22,509,192

Energy Equipment & Services – 0.5%

Baker Hughes Co.	774,770	28,209,376

Halliburton Co.	215,395	8,157,008

Total Energy Equipment & Services		36,366,384

Entertainment – 0.3%

Activision Blizzard, Inc.	192,937	15,456,183

Electronic Arts, Inc.	48,390	6,121,819

Total Entertainment		21,578,002

Equity Real Estate Investment Trusts (REITs) – 0.8%

Kite Realty Group Trust	225,469	5,133,929

Public Storage	117,920	46,021,817

Safehold, Inc.	11,846	656,861

SBA Communications Corp.	19,848	6,829,697

Total Equity Real Estate Investment Trusts (REITs)		58,642,304

Food & Staples Retailing – 1.0%

Costco Wholesale Corp.	74,289	42,779,321

Sysco Corp.	377,460	30,819,609

Total Food & Staples Retailing		73,598,930

Food Products – 0.8%

Campbell Soup Co.	322,377	14,368,343

Hershey Co.	82,986	17,977,257

Hormel Foods Corp.	374,510	19,302,245

Ingredion, Inc.	52,593	4,583,480

Total Food Products		56,231,325

Health Care Equipment & Supplies – 0.7%

Baxter International, Inc.	202,775	15,723,173

Cooper Cos., Inc.	700	292,313

ResMed, Inc.	27,317	6,624,646

Stryker Corp.	105,994	28,337,496

Teleflex, Inc.	4,932	1,750,022

Total Health Care Equipment & Supplies		52,727,650

Health Care Providers & Services – 4.4%

Anthem, Inc.	77,128	37,886,816

Cardinal Health, Inc.	336,293	19,067,813

Chemed Corp.	1,755	888,995

Cigna Corp.	181,795	43,559,900

Encompass Health Corp.	48,059	3,417,476

Ensign Group, Inc.	3,941	354,729

HCA Healthcare, Inc.	72,396	18,143,886

Humana, Inc.	23,928	10,412,748

UnitedHealth Group, Inc.	338,696	172,724,799

Total Health Care Providers & Services		306,457,162

Health Care Technology – 0.1%

Cerner Corp.	103,213	9,656,608

Hotels, Restaurants & Leisure – 3.0%

Churchill Downs, Inc.	3,668	813,489

Darden Restaurants, Inc.	108,184	14,383,063

Domino’s Pizza, Inc.	7,051	2,869,827

Marriott Vacations Worldwide Corp.	15,113	2,383,320

McDonald’s Corp.	459,998	113,748,305

Starbucks Corp.	573,782	52,196,949

Texas Roadhouse, Inc.	33,409	2,797,336

Vail Resorts, Inc.	11,247	2,927,257

Wendy’s Co.	145,604	3,198,920

Wyndham Hotels & Resorts, Inc.	39,080	3,309,685

Yum! Brands, Inc.	129,017	15,292,385

Total Hotels, Restaurants & Leisure		213,920,536

Household Durables – 0.4%

D.R. Horton, Inc.	87,649	6,530,727

Leggett & Platt, Inc.	142,443	4,957,016

Lennar Corp., Class A	69,730	5,659,984

PulteGroup, Inc.	86,833	3,638,303

Tempur Sealy International, Inc.	34,550	964,636

Toll Brothers, Inc.	33,603	1,580,013

Whirlpool Corp.(a)	41,078	7,097,457

Total Household Durables		30,428,136

See Notes to Financial Statements.

WisdomTree Trust	67

Schedule of Investments (continued)

WisdomTree U.S. Quality Dividend Growth Fund (DGRW)

March 31, 2022

Investments	Shares	Value

Household Products – 4.9%

Church & Dwight Co., Inc.	76,080	$7,560,830

Clorox Co.	93,963	13,063,676

Colgate-Palmolive Co.	551,559	41,824,719

Kimberly-Clark Corp.	317,701	39,128,055

Procter & Gamble Co.	1,576,016	240,815,245

Total Household Products		342,392,525

Independent Power & Renewable Electricity Producers – 0.2%

AES Corp.	500,002	12,865,051

Ormat Technologies, Inc.(a)	6,930	567,082

Total Independent Power & Renewable Electricity Producers		13,432,133

Industrial Conglomerates – 2.3%

3M Co.	544,939	81,130,518

General Electric Co.	115,633	10,580,420

Honeywell International, Inc.	372,036	72,390,765

Total Industrial Conglomerates		164,101,703

Insurance – 1.0%

Assurant, Inc.	29,605	5,383,077

Erie Indemnity Co., Class A	27,030	4,760,794

Globe Life, Inc.	22,320	2,245,392

Hanover Insurance Group, Inc.	20,137	3,010,884

Hartford Financial Services Group, Inc.	221,578	15,911,516

Kinsale Capital Group, Inc.	574	130,884

Marsh & McLennan Cos., Inc.	180,027	30,680,201

Primerica, Inc.	13,133	1,796,857

Progressive Corp.	76,354	8,703,593

Total Insurance		72,623,198

Internet & Direct Marketing Retail – 0.2%

eBay, Inc.	194,102	11,114,280

Shutterstock, Inc.	6,047	562,855

Total Internet & Direct Marketing Retail		11,677,135

IT Services – 3.5%

Automatic Data Processing, Inc.	213,828	48,654,423

Broadridge Financial Solutions, Inc.	47,841	7,449,322

Cognizant Technology Solutions Corp., Class A	180,585	16,193,057

Jack Henry & Associates, Inc.	22,839	4,500,425

MasterCard, Inc., Class A	165,966	59,312,929

Maximus, Inc.	27,244	2,041,938

Paychex, Inc.	221,886	30,280,782

Switch, Inc., Class A	40,733	1,255,391

TTEC Holdings, Inc.	11,955	986,527

Visa, Inc., Class A	356,675	79,099,815

Total IT Services		249,774,609

Leisure Products – 0.2%

Brunswick Corp.	28,026	2,267,023

Hasbro, Inc.	109,392	8,961,393

Polaris, Inc.(a)	40,259	4,240,078

Total Leisure Products		15,468,494

Life Sciences Tools & Services – 0.2%

Agilent Technologies, Inc.	48,597	6,430,841

Azenta, Inc.	9,857	816,948

Bio-Techne Corp.	3,516	1,522,568

Bruker Corp.	11,299	726,526

West Pharmaceutical Services, Inc.	4,031	1,655,572

Total Life Sciences Tools & Services		11,152,455

Machinery – 3.9%

AGCO Corp.	16,189	2,364,080

Caterpillar, Inc.	339,010	75,538,208

Crane Co.	26,116	2,827,840

Cummins, Inc.	107,651	22,080,297

Deere & Co.	104,393	43,371,116

Donaldson Co., Inc.	55,468	2,880,453

Dover Corp.	49,015	7,690,454

Fortive Corp.	47,098	2,869,681

Franklin Electric Co., Inc.	8,027	666,562

Graco, Inc.	48,595	3,388,043

IDEX Corp.	20,578	3,945,420

Illinois Tool Works, Inc.	181,426	37,990,604

Ingersoll Rand, Inc.	19,517	982,681

ITT, Inc.	19,214	1,445,085

John Bean Technologies Corp.	3,052	361,570

Lincoln Electric Holdings, Inc.	28,919	3,985,327

Nordson Corp.	13,413	3,045,824

Oshkosh Corp.	27,004	2,717,953

PACCAR, Inc.	158,462	13,955,748

Parker-Hannifin Corp.	48,580	13,785,061

Snap-on, Inc.	41,735	8,575,708

Stanley Black & Decker, Inc.	79,429	11,103,380

Timken Co.	34,114	2,070,720

Toro Co.	32,761	2,800,738

Watts Water Technologies, Inc., Class A	5,179	722,937

Xylem, Inc.	48,849	4,164,866

Total Machinery		275,330,356

Media – 2.1%

Cable One, Inc.(a)	891	1,304,638

Comcast Corp., Class A	2,500,055	117,052,575

Fox Corp., Class A	219,792	8,670,794

New York Times Co., Class A	23,800	1,090,992

Nexstar Media Group, Inc., Class A	22,501	4,240,988

Sirius XM Holdings, Inc.(a)	1,749,922	11,584,484

TEGNA, Inc.	122,784	2,750,362

Total Media		146,694,833

Multiline Retail – 0.8%

Dollar General Corp.	52,058	11,589,672

Target Corp.	202,641	43,004,473

Total Multiline Retail		54,594,145

Oil, Gas & Consumable Fuels – 1.1%

Civitas Resources, Inc.	74,427	4,444,036

Coterra Energy, Inc.	573,012	15,454,134

Diamondback Energy, Inc.	96,284	13,198,611

Equitrans Midstream Corp.	721,908	6,092,903

HF Sinclair Corp.*	198,073	7,893,209

See Notes to Financial Statements.

68	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Quality Dividend Growth Fund (DGRW)

March 31, 2022

Investments	Shares	Value

Matador Resources Co.	12,016	$636,608

Murphy Oil Corp.(a)	87,463	3,532,630

Pioneer Natural Resources Co.	98,787	24,699,714

Texas Pacific Land Corp.(a)	1,721	2,326,981

Total Oil, Gas & Consumable Fuels		78,278,826

Personal Products – 0.2%

Estee Lauder Cos., Inc., Class A	46,513	12,666,420

Pharmaceuticals – 9.8%

Eli Lilly & Co.	376,830	107,912,807

Johnson & Johnson	1,954,215	346,345,524

Merck & Co., Inc.	2,716,390	222,879,800

Zoetis, Inc.	61,759	11,647,130

Total Pharmaceuticals		688,785,261

Professional Services – 0.5%

Booz Allen Hamilton Holding Corp.	62,194	5,463,121

Equifax, Inc.	19,754	4,683,673

Exponent, Inc.	11,235	1,213,942

Insperity, Inc.	15,905	1,597,180

Leidos Holdings, Inc.	60,694	6,556,166

ManpowerGroup, Inc.	38,481	3,614,136

Robert Half International, Inc.	46,352	5,292,471

TransUnion	19,791	2,045,202

Verisk Analytics, Inc.	24,706	5,302,649

Total Professional Services		35,768,540

Real Estate Management & Development – 0.0%

eXp World Holdings, Inc.(a)	13,399	283,657

Road & Rail – 2.1%

CSX Corp.	629,165	23,562,229

JB Hunt Transport Services, Inc.	19,282	3,871,633

Landstar System, Inc.	6,940	1,046,760

Norfolk Southern Corp.	104,866	29,909,881

Old Dominion Freight Line, Inc.	7,912	2,363,156

Union Pacific Corp.	319,153	87,195,791

Total Road & Rail		147,949,450

Semiconductors & Semiconductor Equipment – 4.7%

Analog Devices, Inc.	234,129	38,673,428

Applied Materials, Inc.	167,276	22,046,977

Entegris, Inc.	9,781	1,283,854

KLA Corp.	45,491	16,652,436

Lam Research Corp.	35,959	19,331,918

Marvell Technology, Inc.	78,224	5,609,443

Micron Technology, Inc.	167,165	13,020,482

Monolithic Power Systems, Inc.	6,483	3,148,663

NVIDIA Corp.	38,239	10,433,894

QUALCOMM, Inc.	490,771	74,999,624

Skyworks Solutions, Inc.	69,838	9,308,009

Teradyne, Inc.	13,354	1,578,843

Texas Instruments, Inc.	620,130	113,781,452

Universal Display Corp.	5,735	957,458

Total Semiconductors & Semiconductor Equipment		330,826,481

Software – 6.5%

Citrix Systems, Inc.	66,912	6,751,421

Dolby Laboratories, Inc., Class A	23,475	1,836,214

Intuit, Inc.	33,975	16,336,539

Microsoft Corp.	1,069,247	329,659,542

NortonLifeLock, Inc.(a)	314,290	8,334,971

Oracle Corp.	1,122,223	92,841,509

Pegasystems, Inc.	898	72,424

Total Software		455,832,620

Specialty Retail – 3.9%

Advance Auto Parts, Inc.	29,604	6,126,844

American Eagle Outfitters, Inc.(a)	132,681	2,229,041

Best Buy Co., Inc.	191,903	17,443,983

Gap, Inc.	312,039	4,393,509

Home Depot, Inc.	468,279	140,169,953

Lowe’s Cos., Inc.	244,849	49,506,019

Ross Stores, Inc.	102,519	9,273,869

TJX Cos., Inc.	504,463	30,560,368

Tractor Supply Co.	30,255	7,060,609

Williams-Sonoma, Inc.	34,317	4,975,965

Total Specialty Retail		271,740,160

Technology Hardware, Storage & Peripherals – 5.9%

Apple, Inc.	2,112,174	368,806,702

HP, Inc.(a)	917,810	33,316,503

NetApp, Inc.	145,366	12,065,378

Total Technology Hardware, Storage & Peripherals		414,188,583

Textiles, Apparel & Luxury Goods – 1.0%

Carter’s, Inc.	25,580	2,353,104

Columbia Sportswear Co.	17,022	1,541,002

Hanesbrands, Inc.	262,424	3,907,493

NIKE, Inc., Class B	256,699	34,541,418

Ralph Lauren Corp.	29,088	3,299,743

Tapestry, Inc.	194,696	7,232,956

VF Corp.	292,034	16,605,053

Total Textiles, Apparel & Luxury Goods		69,480,769

Thrifts & Mortgage Finance – 0.1%

MGIC Investment Corp.	237,634	3,219,941

Walker & Dunlop, Inc.(a)	10,636	1,376,511

Total Thrifts & Mortgage Finance		4,596,452

Tobacco – 6.4%

Altria Group, Inc.	4,248,474	221,982,767

Philip Morris International, Inc.	2,429,663	228,242,542

Total Tobacco		450,225,309

Trading Companies & Distributors – 0.4%

Air Lease Corp.	51,035	2,278,713

Fastenal Co.	296,322	17,601,527

Herc Holdings, Inc.	8,494	1,419,262

W.W. Grainger, Inc.	19,246	9,926,894

Total Trading Companies & Distributors		31,226,396
TOTAL COMMON STOCKS (Cost: $5,832,545,558)		7,019,113,437

See Notes to Financial Statements.

WisdomTree Trust	69

Schedule of Investments (concluded)

WisdomTree U.S. Quality Dividend Growth Fund (DGRW)

March 31, 2022

Investments	Shares	Value

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.2%

United States – 0.2%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.25%(b)
(Cost: $11,305,736)	11,305,736	$11,305,736

TOTAL INVESTMENTS IN SECURITIES – 100.0% (Cost: $5,843,851,294)		7,030,419,173

Other Assets less Liabilities – 0.0%		2,899,279

NET ASSETS – 100.0%		$7,033,318,452
*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2022 (See Note 2). At March 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $65,665,818 and the total market value of the collateral held by the Fund was $70,693,544. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $59,387,808.

(b)	Rate shown represents annualized 7-day yield as of March 31, 2022.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$7,019,113,437	$—	$—	$7,019,113,437
Investment of Cash Collateral for Securities Loaned	—	11,305,736	—	11,305,736
Total Investments in Securities	$7,019,113,437	$11,305,736	$—	$7,030,419,173

See Notes to Financial Statements.

70	WisdomTree Trust

Schedule of Investments

WisdomTree U.S. SmallCap Dividend Fund (DES)

March 31, 2022

Investments	Shares	Value

COMMON STOCKS – 99.6%

United States – 99.1%

Aerospace & Defense – 0.4%

Kaman Corp.	57,447	$2,497,796

Moog, Inc., Class A	43,584	3,826,675

Park Aerospace Corp.	94,504	1,233,277

Total Aerospace & Defense		7,557,748

Air Freight & Logistics – 0.1%

Forward Air Corp.	23,142	2,262,825

Auto Components – 0.9%

Dana, Inc.	297,911	5,234,296

LCI Industries(a)	64,960	6,743,498

Patrick Industries, Inc.	49,884	3,008,005

Standard Motor Products, Inc.	45,817	1,976,545

Total Auto Components		16,962,344

Automobiles – 0.1%

Winnebago Industries, Inc.	35,133	1,898,236

Banks – 16.0%

1st Source Corp.	43,637	2,018,211

ACNB Corp.	17,029	595,164

Allegiance Bancshares, Inc.	13,598	607,559

Amalgamated Financial Corp.	36,894	662,985

American National Bankshares, Inc.	19,161	721,987

Ameris Bancorp	37,882	1,662,262

Ames National Corp.	23,098	574,216

Arrow Financial Corp.	30,947	1,003,302

Associated Banc-Corp.	291,065	6,624,639

Atlantic Union Bankshares Corp.	128,412	4,711,436

Banc of California, Inc.	27,043	523,553

BancFirst Corp.	49,258	4,098,758

Bank First Corp.	6,138	441,875

Bank of Hawaii Corp.	64,833	5,440,785

Bank of Marin Bancorp	17,758	622,773

Bank of Princeton	7,885	227,482

Bank7 Corp.	21,776	514,349

BankFinancial Corp.	28,606	296,358

BankUnited, Inc.	96,273	4,232,161

Bankwell Financial Group, Inc.	12,835	434,208

Banner Corp.	57,501	3,365,534

Bar Harbor Bankshares	18,055	516,734

BCB Bancorp, Inc.	41,602	759,237

Berkshire Hills Bancorp, Inc.	62,607	1,813,725

Blue Ridge Bankshares, Inc.	26,646	404,220

Brookline Bancorp, Inc.	159,026	2,515,791

Business First Bancshares, Inc.(a)	21,514	523,436

Byline Bancorp, Inc.	19,869	530,105

C&F Financial Corp.	9,176	459,809

Cambridge Bancorp	16,468	1,399,780

Camden National Corp.	30,006	1,411,482

Capital Bancorp, Inc.	1,757	40,165

Capital City Bank Group, Inc.	20,755	547,102

Capstar Financial Holdings, Inc.	9,662	203,675

Cathay General Bancorp	176,139	7,882,220

CB Financial Services, Inc.	11,038	259,945

CBTX, Inc.	29,619	918,189

Central Pacific Financial Corp.	64,654	1,803,847

Central Valley Community Bancorp	21,512	502,305

Chemung Financial Corp.	7,647	357,038

ChoiceOne Financial Services, Inc.	7,773	194,791

Citizens & Northern Corp.	54,938	1,339,388

Citizens Community Bancorp, Inc.	3,681	55,620

Citizens Holding Co.	7,729	149,170

City Holding Co.	40,877	3,217,020

Civista Bancshares, Inc.	21,005	506,221

CNB Financial Corp.	27,617	726,879

Codorus Valley Bancorp, Inc.	20,638	454,036

Colony Bankcorp, Inc.	8,058	150,443

Columbia Banking System, Inc.	136,879	4,417,085

Community Bank System, Inc.	60,382	4,235,797

Community Financial Corp.	8,108	324,320

Community Trust Bancorp, Inc.	44,979	1,853,135

ConnectOne Bancorp, Inc.	40,107	1,283,825

CVB Financial Corp.	266,618	6,188,204

Dime Community Bancshares, Inc.	72,399	2,502,833

Eagle Bancorp Montana, Inc.	4,094	91,419

Eagle Bancorp, Inc.	63,512	3,620,819

Eastern Bankshares, Inc.	137,840	2,969,074

Enterprise Bancorp, Inc.	19,422	779,211

Enterprise Financial Services Corp.	43,170	2,042,373

Equity Bancshares, Inc., Class A	6,301	203,585

Evans Bancorp, Inc.	7,657	290,966

Farmers & Merchants Bancorp, Inc.	23,022	832,245

Farmers National Banc Corp.	71,990	1,228,149

FB Financial Corp.	28,266	1,255,576

Fidelity D&D Bancorp, Inc.(a)	4,468	207,449

Financial Institutions, Inc.	45,305	1,365,040

First Bancorp	37,527	1,567,503

First Bancorp, Inc.	38,046	1,144,424

First Bancshares, Inc.	17,309	582,621

First Bank(a)	11,173	158,880

First Busey Corp.	88,703	2,247,734

First Business Financial Services, Inc.	9,125	299,391

First Capital, Inc.	3,782	146,174

First Commonwealth Financial Corp.	161,258	2,444,671

First Community Bankshares, Inc.	41,059	1,158,274

First Community Corp.	8,723	184,928

First Financial Bancorp	202,402	4,665,366

First Financial Corp.	28,019	1,212,662

First Financial Northwest, Inc.	14,427	246,846

First Foundation, Inc.	39,380	956,540

First Guaranty Bancshares, Inc.	12,146	290,775

First Hawaiian, Inc.	250,491	6,986,194

First Internet Bancorp	7,067	303,952

First Interstate BancSystem, Inc., Class A	92,790	3,411,888

First Merchants Corp.(a)	70,353	2,926,685

First Mid Bancshares, Inc.	14,115	543,286

See Notes to Financial Statements.

WisdomTree Trust	71

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Dividend Fund (DES)

March 31, 2022

Investments	Shares	Value

First National Corp.(a)	2,046	$42,966

First Northwest Bancorp	8,248	182,198

First of Long Island Corp.	49,555	964,340

First Savings Financial Group, Inc.	2,889	70,896

First United Corp.	18,359	413,628

Five Star Bancorp	18,359	519,560

Flushing Financial Corp.	45,064	1,007,180

FNB Corp.	622,606	7,751,445

FNCB Bancorp, Inc.	30,056	284,630

Fulton Financial Corp.	309,343	5,141,281

German American Bancorp, Inc.	41,675	1,583,233

Great Southern Bancorp, Inc.	22,354	1,319,110

Guaranty Bancshares, Inc.	23,030	806,050

Hanmi Financial Corp.	71,520	1,760,107

HarborOne Bancorp, Inc.	23,983	336,242

Hawthorn Bancshares, Inc.	6,591	166,620

HBT Financial, Inc.	95,699	1,739,808

Heartland Financial USA, Inc.	41,890	2,003,599

Heritage Commerce Corp.	123,253	1,386,596

Heritage Financial Corp.	70,293	1,761,543

Hilltop Holdings, Inc.	70,408	2,069,995

HomeStreet, Inc.	26,924	1,275,659

HomeTrust Bancshares, Inc.	3,582	105,776

Hope Bancorp, Inc.	266,484	4,285,063

Horizon Bancorp, Inc.	78,425	1,464,195

Independent Bank Corp.	114,396	5,837,028

Independent Bank Group, Inc.(a)	39,446	2,806,977

International Bancshares Corp.	130,823	5,522,039

Investar Holding Corp.	2,792	53,299

Lakeland Bancorp, Inc.	81,387	1,359,163

Lakeland Financial Corp.	32,285	2,356,805

LCNB Corp.	32,749	575,072

Level One Bancorp, Inc.	7,261	289,932

Live Oak Bancshares, Inc.	2,454	124,884

Macatawa Bank Corp.	113,011	1,018,229

Mercantile Bank Corp.	39,587	1,402,172

Meridian Corp.	7,186	230,599

Meta Financial Group, Inc.	4,640	254,829

Metrocity Bankshares, Inc.	57,634	1,353,246

Mid Penn Bancorp, Inc.(a)	16,389	439,389

Middlefield Banc Corp.	9,999	248,175

Midland States Bancorp, Inc.	74,115	2,138,959

MidWestOne Financial Group, Inc.	32,475	1,074,923

MVB Financial Corp.	10,231	424,587

National Bank Holdings Corp., Class A	41,151	1,657,562

National Bankshares, Inc.	14,136	525,718

NBT Bancorp, Inc.	69,574	2,513,709

Northeast Bank	3,724	127,026

Northrim Bancorp, Inc.	26,892	1,171,684

Northwest Bancshares, Inc.	344,642	4,656,113

Norwood Financial Corp.	18,430	526,914

OceanFirst Financial Corp.	85,115	1,710,812

Ohio Valley Banc Corp.	4,370	131,974

Old National Bancorp	455,774	7,465,578

Old Second Bancorp, Inc.	19,392	281,378

Orange County Bancorp, Inc.(a)	1,230	49,212

Origin Bancorp, Inc.	21,310	901,200

Orrstown Financial Services, Inc.(a)	28,830	661,072

Pacific Premier Bancorp, Inc.	151,187	5,344,460

Park National Corp.	35,679	4,687,507

Parke Bancorp, Inc.	21,023	496,353

Partners Bancorp(a)	5,290	48,721

PCB Bancorp	41,674	956,418

Peapack-Gladstone Financial Corp.	8,825	306,669

Penns Woods Bancorp, Inc.	13,628	332,932

Peoples Bancorp of North Carolina, Inc.	8,642	248,025

Peoples Bancorp, Inc.	79,487	2,488,738

Peoples Financial Services Corp.	13,066	659,572

Plumas Bancorp(a)	6,902	262,966

Preferred Bank	22,439	1,662,506

Premier Financial Corp.	85,330	2,588,059

Primis Financial Corp.	61,405	858,442

QCR Holdings, Inc.	3,329	188,388

RBB Bancorp	36,155	849,281

Red River Bancshares, Inc.	3,107	164,391

Renasant Corp.	59,930	2,004,659

Republic Bancorp, Inc., Class A	30,571	1,373,861

Richmond Mutual BanCorp, Inc.	11,667	199,039

Riverview Bancorp, Inc.	44,342	334,782

S&T Bancorp, Inc.	66,966	1,980,854

Salisbury Bancorp, Inc.(a)	10,988	615,328

Sandy Spring Bancorp, Inc.	84,407	3,791,562

SB Financial Group, Inc.	7,856	156,413

Seacoast Banking Corp. of Florida	37,478	1,312,480

Shore Bancshares, Inc.	26,466	542,024

Sierra Bancorp	31,688	791,566

Simmons First National Corp., Class A(a)	134,879	3,536,527

SmartFinancial, Inc.	4,442	113,626

South Plains Financial, Inc.	13,793	366,618

Southern States Bancshares, Inc.	2,606	60,120

Southside Bancshares, Inc.	71,423	2,916,201

Spirit of Texas Bancshares, Inc.	14,655	385,133

Stock Yards Bancorp, Inc.	44,771	2,368,386

Summit Financial Group, Inc.	24,942	638,266

Summit State Bank	3,050	51,942

Tompkins Financial Corp.(a)	28,628	2,240,714

Towne Bank	84,553	2,531,517

TriCo Bancshares	42,491	1,700,915

Trustmark Corp.	82,761	2,515,107

Union Bankshares, Inc.	16,190	497,843

United Community Banks, Inc.	158,564	5,518,027

United Security Bancshares	53,096	440,697

Unity Bancorp, Inc.	5,872	164,299

Univest Financial Corp.	61,190	1,637,444

Veritex Holdings, Inc.	67,754	2,586,170

Washington Trust Bancorp, Inc.	33,128	1,739,220

WesBanco, Inc.	115,562	3,970,710

West Bancorp, Inc.	55,709	1,515,842

See Notes to Financial Statements.

72	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Dividend Fund (DES)

March 31, 2022

Investments	Shares	Value

Westamerica BanCorp(a)	49,653	$3,004,007

Total Banks		300,269,175

Beverages – 0.1%

MGP Ingredients, Inc.(a)	21,017	1,798,845

Building Products – 0.4%

Apogee Enterprises, Inc.	65,555	3,111,240

CSW Industrials, Inc.	7,535	886,041

Griffon Corp.	107,052	2,144,252

Insteel Industries, Inc.	5,363	198,377

Quanex Building Products Corp.	46,332	972,509

Total Building Products		7,312,419

Capital Markets – 3.4%

Artisan Partners Asset Management, Inc., Class A(a)	316,006	12,434,836

Associated Capital Group, Inc., Class A	1,281	53,687

B. Riley Financial, Inc.(a)	111,120	7,773,955

BGC Partners, Inc., Class A	160,889	707,912

Bridge Investment Group Holdings, Inc., Class A	52,456	1,067,480

Brightsphere Investment Group, Inc.(a)	2,171	52,647

Cowen, Inc., Class A	9,914	268,669

Diamond Hill Investment Group, Inc.	3,934	736,838

Federated Hermes, Inc., Class B	150,435	5,123,816

GAMCO Investors, Inc., Class A	11,395	251,943

GCM Grosvenor, Inc., Class A(a)	134,765	1,308,568

Greenhill & Co., Inc.	4,680	72,400

Manning & Napier, Inc.	34,862	317,593

Moelis & Co., Class A	179,811	8,442,126

Oppenheimer Holdings, Inc., Class A	14,503	632,041

Perella Weinberg Partners(a)	58,803	555,688

Piper Sandler Cos.	20,037	2,629,856

PJT Partners, Inc., Class A	2,326	146,817

Pzena Investment Management, Inc., Class A	9,876	79,206

Sculptor Capital Management, Inc.	65,080	906,564

Silvercrest Asset Management Group, Inc., Class A	21,251	434,583

StepStone Group, Inc., Class A	42,115	1,392,322

Value Line, Inc.(a)	16,727	1,120,709

Victory Capital Holdings, Inc., Class A	101,827	2,939,746

Virtu Financial, Inc., Class A	292,391	10,882,793

Virtus Investment Partners, Inc.	11,776	2,826,122

Westwood Holdings Group, Inc.	14,651	224,453

Total Capital Markets		63,383,370

Chemicals – 2.8%

AdvanSix, Inc.	51,522	2,632,259

American Vanguard Corp.	19,511	396,464

Cabot Corp.	171,932	11,761,868

Chase Corp.	10,555	917,335

H.B. Fuller Co.	60,285	3,983,030

Hawkins, Inc.	55,819	2,562,092

Innospec, Inc.	36,789	3,404,822

Kronos Worldwide, Inc.	598,799	9,293,360

Minerals Technologies, Inc.	8,564	566,509

NewMarket Corp.	31,369	10,175,476

Northern Technologies International Corp.	8,398	100,944

Stepan Co.	33,474	3,307,566

Tredegar Corp.	162,282	1,945,761

Valhi, Inc.	52,327	1,533,704

Total Chemicals		52,581,190

Commercial Services & Supplies – 3.5%

ABM Industries, Inc.	124,623	5,737,643

ACCO Brands Corp.	426,974	3,415,792

Acme United Corp.	13,015	439,256

ARC Document Solutions, Inc.	77,175	300,982

Brady Corp., Class A	91,646	4,240,460

Brink’s Co.	72,853	4,954,004

CompX International, Inc.	25,631	602,841

Deluxe Corp.	167,808	5,074,514

Ennis, Inc.	186,295	3,440,869

Healthcare Services Group, Inc.(a)	436,942	8,114,013

HNI Corp.	146,377	5,423,268

Interface, Inc.	33,384	453,021

Kimball International, Inc., Class B	163,562	1,382,099

Matthews International Corp., Class A	102,745	3,324,828

MillerKnoll, Inc.	180,558	6,240,084

NL Industries, Inc.	108,129	777,448

Pitney Bowes, Inc.	691,866	3,597,703

Steelcase, Inc., Class A	487,156	5,821,514

UniFirst Corp.	9,613	1,771,484

VSE Corp.	11,928	549,762

Total Commercial Services & Supplies		65,661,585

Communications Equipment – 0.1%

ADTRAN, Inc.(a)	118,315	2,182,912

PCTEL, Inc.*	72,602	336,873

Total Communications Equipment		2,519,785

Construction & Engineering – 0.4%

Arcosa, Inc.	17,007	973,651

Argan, Inc.(a)	40,358	1,638,131

Comfort Systems USA, Inc.(a)	20,791	1,850,607

Granite Construction, Inc.	70,833	2,323,322

Primoris Services Corp.	56,453	1,344,711

Total Construction & Engineering		8,130,422

Construction Materials – 0.0%

United States Lime & Minerals, Inc.	4,157	482,378

Consumer Finance – 0.5%

Curo Group Holdings Corp.(a)	71,485	932,879

FirstCash Holdings, Inc.	34,996	2,461,619

Navient Corp.	241,635	4,117,461

Nelnet, Inc., Class A	12,098	1,028,209

Regional Management Corp.	23,169	1,125,318

Total Consumer Finance		9,665,486

Containers & Packaging – 1.0%

Greif, Inc., Class A	255,939	16,651,391

Myers Industries, Inc.	106,688	2,304,461

See Notes to Financial Statements.

WisdomTree Trust	73

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Dividend Fund (DES)

March 31, 2022

Investments	Shares	Value

TriMas Corp.	17,957	$576,240

Total Containers & Packaging		19,532,092

Distributors – 0.1%

Weyco Group, Inc.	43,862	1,084,269

Diversified Consumer Services – 0.7%

Carriage Services, Inc.	23,002	1,226,697

Graham Holdings Co., Class B	5,655	3,457,863

Strategic Education, Inc.	126,600	8,403,708

Total Diversified Consumer Services		13,088,268

Diversified Financial Services – 0.0%

Alerus Financial Corp.	11,566	319,684

Diversified Telecommunication Services – 1.3%

ATN International, Inc.	34,203	1,364,016

Cogent Communications Holdings, Inc.	362,095	24,025,003

Total Diversified Telecommunication Services		25,389,019

Electric Utilities – 2.1%

ALLETE, Inc.	243,477	16,308,089

MGE Energy, Inc.(a)	125,125	9,983,724

Otter Tail Corp.	176,426	11,026,625

Via Renewables, Inc.(a)	229,776	1,893,354

Total Electric Utilities		39,211,792

Electrical Equipment – 0.5%

Allied Motion Technologies, Inc.	8,093	241,495

AZZ, Inc.	33,370	1,609,769

Encore Wire Corp.	746	85,096

EnerSys	42,110	3,140,143

GrafTech International Ltd.	87,518	841,923

LSI Industries, Inc.	139,028	834,168

Powell Industries, Inc.(a)	53,602	1,040,951

Preformed Line Products Co.(a)	10,890	690,644

Total Electrical Equipment		8,484,189

Electronic Equipment, Instruments & Components – 1.6%

Advanced Energy Industries, Inc.(a)	19,999	1,721,514

Avnet, Inc.	285,940	11,606,305

Badger Meter, Inc.	23,860	2,379,081

Bel Fuse, Inc., Class B	19,909	355,176

Belden, Inc.	13,786	763,744

Benchmark Electronics, Inc.	98,643	2,470,021

CTS Corp.	20,650	729,771

Methode Electronics, Inc.	50,632	2,189,834

PC Connection, Inc.	27,571	1,444,445

Richardson Electronics Ltd.	44,484	553,381

Vishay Intertechnology, Inc.	300,822	5,896,111

Wayside Technology Group, Inc.	16,720	571,824

Total Electronic Equipment, Instruments & Components		30,681,207

Energy Equipment & Services – 0.4%

Cactus, Inc., Class A	84,377	4,787,551

Solaris Oilfield Infrastructure, Inc., Class A(a)	245,419	2,770,781

Total Energy Equipment & Services		7,558,332

Entertainment – 0.2%

World Wrestling Entertainment, Inc., Class A	46,986	2,933,806

Equity Real Estate Investment Trusts (REITs) – 9.7%

Acadia Realty Trust	98,647	2,137,681

Alexander & Baldwin, Inc.	81,217	1,883,422

Alexander’s, Inc.	21,258	5,446,937

Alpine Income Property Trust, Inc.	20,044	376,827

American Assets Trust, Inc.	96,007	3,637,705

Apple Hospitality REIT, Inc.	23,539	422,996

Armada Hoffler Properties, Inc.	101,521	1,482,207

Bluerock Residential Growth REIT, Inc.	58,581	1,556,497

Brandywine Realty Trust	368,796	5,214,776

BRT Apartments Corp.	50,819	1,218,132

CareTrust REIT, Inc.	281,618	5,435,227

CatchMark Timber Trust, Inc., Class A	70,745	580,109

Cedar Realty Trust, Inc.	10,177	281,292

Centerspace	20,479	2,009,400

Clipper Realty, Inc.	74,215	673,130

Community Healthcare Trust, Inc.	59,197	2,498,705

Corporate Office Properties Trust	271,935	7,761,025

Creative Media & Community Trust Corp.	18,939	146,588

CTO Realty Growth, Inc.(a)	22,613	1,499,694

Easterly Government Properties, Inc.	254,686	5,384,062

Empire State Realty Trust, Inc., Class A	84,590	830,674

EPR Properties	185,895	10,170,316

Essential Properties Realty Trust, Inc.	251,264	6,356,979

Farmland Partners, Inc.	31,393	431,654

Four Corners Property Trust, Inc.	166,480	4,501,619

Franklin Street Properties Corp.	211,859	1,249,968

Getty Realty Corp.	142,489	4,078,035

Gladstone Commercial Corp.	123,100	2,710,662

Gladstone Land Corp.(a)	41,183	1,499,885

Global Medical REIT, Inc.	128,197	2,092,175

Hudson Pacific Properties, Inc.	234,370	6,503,768

Independence Realty Trust, Inc.	143,121	3,784,119

Indus Realty Trust, Inc.(a)	3,184	232,719

Industrial Logistics Properties Trust	233,001	5,282,133

InvenTrust Properties Corp.	8,679	267,140

iStar, Inc.(a)	75,657	1,771,130

JBG SMITH Properties	157,882	4,613,312

LTC Properties, Inc.	102,671	3,949,753

Necessity Retail REIT, Inc.	499,844	3,953,766

NETSTREIT Corp.	49,711	1,115,515

NexPoint Residential Trust, Inc.	17,221	1,555,229

Office Properties Income Trust	198,422	5,105,398

One Liberty Properties, Inc.	85,210	2,623,616

Outfront Media, Inc.	84,284	2,396,194

Paramount Group, Inc.	349,000	3,807,590

Pebblebrook Hotel Trust	2,100	51,408

Phillips Edison & Co., Inc.	20,489	704,617

Piedmont Office Realty Trust, Inc., Class A	262,142	4,514,085

Plymouth Industrial REIT, Inc.	33,151	898,392

Postal Realty Trust, Inc., Class A	46,333	779,321

PotlatchDeltic Corp.	114,678	6,046,971

See Notes to Financial Statements.

74	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Dividend Fund (DES)

March 31, 2022

Investments	Shares	Value

Preferred Apartment Communities, Inc., Class A	111,512	$2,781,109

Retail Opportunity Investments Corp.	174,985	3,392,959

Retail Value, Inc.	124,306	380,376

RLJ Lodging Trust	20,557	289,443

RPT Realty	183,568	2,527,731

Saul Centers, Inc.	71,263	3,755,560

SITE Centers Corp.	259,134	4,330,129

Tanger Factory Outlet Centers, Inc.	149,952	2,577,675

UMH Properties, Inc.	91,597	2,252,370

Uniti Group, Inc.	415,232	5,713,592

Universal Health Realty Income Trust	39,822	2,324,410

Urban Edge Properties	146,224	2,792,878

Urstadt Biddle Properties, Inc., Class A	84,940	1,597,721

Washington Real Estate Investment Trust	112,409	2,866,430

Whitestone REIT	111,415	1,476,249

Total Equity Real Estate Investment Trusts (REITs)		182,583,187

Food & Staples Retailing – 1.3%

Andersons, Inc.	83,144	4,178,817

Ingles Markets, Inc., Class A	20,807	1,852,863

Natural Grocers by Vitamin Cottage, Inc.	90,472	1,773,251

PriceSmart, Inc.	41,767	3,294,163

SpartanNash Co.(a)	210,008	6,928,164

Village Super Market, Inc., Class A	56,915	1,394,418

Weis Markets, Inc.(a)	64,616	4,614,875

Total Food & Staples Retailing		24,036,551

Food Products – 1.5%

Alico, Inc.	66,921	2,513,553

B&G Foods, Inc.	470,916	12,705,314

Cal-Maine Foods, Inc.	19,457	1,074,415

J & J Snack Foods Corp.	40,215	6,237,346

John B. Sanfilippo & Son, Inc.	12,022	1,003,116

Limoneira Co.	45,045	661,261

Tootsie Roll Industries, Inc.(a)	62,994	2,202,256

Utz Brands, Inc.(a)	121,652	1,798,016

Total Food Products		28,195,277

Gas Utilities – 5.0%

Chesapeake Utilities Corp.	48,114	6,628,185

New Jersey Resources Corp.	411,978	18,893,311

Northwest Natural Holding Co.	145,969	7,549,517

ONE Gas, Inc.	210,658	18,588,462

RGC Resources, Inc.	42,954	918,356

South Jersey Industries, Inc.	672,527	23,235,808

Spire, Inc.	260,725	18,709,626

Total Gas Utilities		94,523,265

Health Care Equipment & Supplies – 0.4%

Atrion Corp.	3,015	2,149,695

CONMED Corp.(a)	29,900	4,441,645

LeMaitre Vascular, Inc.	30,800	1,431,276

Mesa Laboratories, Inc.(a)	1,242	316,561

Total Health Care Equipment & Supplies		8,339,177

Health Care Providers & Services – 1.5%

National HealthCare Corp.	68,408	4,804,294

National Research Corp.	28,630	1,135,179

Owens & Minor, Inc.	7,101	312,586

Patterson Cos., Inc.	416,875	13,494,244

Select Medical Holdings Corp.	268,327	6,437,165

U.S. Physical Therapy, Inc.	22,104	2,198,243

Total Health Care Providers & Services		28,381,711

Health Care Technology – 0.0%

Simulations Plus, Inc.(a)	11,581	590,399

Hotels, Restaurants & Leisure – 1.4%

Cracker Barrel Old Country Store, Inc.	113,018	13,418,627

Dine Brands Global, Inc.	38,560	3,005,752

FAT Brands, Inc., Class A(a)	73,940	550,853

Jack in the Box, Inc.(a)	51,368	4,798,285

Krispy Kreme, Inc.	175,797	2,610,586

Nathan’s Famous, Inc.(a)	12,651	685,305

RCI Hospitality Holdings, Inc.	9,653	593,273

Total Hotels, Restaurants & Leisure		25,662,681

Household Durables – 1.6%

Bassett Furniture Industries, Inc.	43,285	716,800

Century Communities, Inc.	29,590	1,585,136

Ethan Allen Interiors, Inc.(a)	163,617	4,265,495

Flexsteel Industries, Inc.(a)	10,743	207,340

Hamilton Beach Brands Holding Co., Class A(a)	29,326	341,062

Hooker Furnishings Corp.	52,707	998,271

Installed Building Products, Inc.(a)	29,166	2,464,235

KB Home	139,258	4,509,174

La-Z-Boy, Inc.	91,265	2,406,658

Lifetime Brands, Inc.	51,495	661,196

MDC Holdings, Inc.	312,249	11,815,502

Weber, Inc., Class A(a)	56,958	559,897

Total Household Durables		30,530,766

Household Products – 0.6%

Energizer Holdings, Inc.	240,018	7,382,954

Oil-Dri Corp. of America(a)	30,277	867,436

WD-40 Co.	18,642	3,415,773

Total Household Products		11,666,163

Insurance – 2.0%

American Equity Investment Life Holding Co.	38,995	1,556,290

AMERISAFE, Inc.	30,962	1,537,882

CNO Financial Group, Inc.	126,855	3,182,792

Crawford & Co., Class A	51,131	386,550

Donegal Group, Inc., Class A	94,217	1,263,450

Employers Holdings, Inc.	30,028	1,231,749

HCI Group, Inc.	11,370	775,207

Heritage Insurance Holdings, Inc.	20,442	145,956

Horace Mann Educators Corp.	61,789	2,584,634

Investors Title Co.	2,703	549,277

Kemper Corp.	67,624	3,823,461

Mercury General Corp.	199,849	10,991,695

National Western Life Group, Inc., Class A	314	66,066

ProAssurance Corp.	23,130	621,734

Safety Insurance Group, Inc.	48,688	4,423,305

See Notes to Financial Statements.

WisdomTree Trust	75

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Dividend Fund (DES)

March 31, 2022

Investments	Shares	Value

Stewart Information Services Corp.	33,326	$2,019,889

Tiptree, Inc.	71,094	913,558

United Fire Group, Inc.	32,665	1,014,901

United Insurance Holdings Corp.(a)	113,272	374,930

Universal Insurance Holdings, Inc.(a)	81,834	1,103,941

Total Insurance		38,567,267

IT Services – 0.8%

Alliance Data Systems Corp.	67,911	3,813,203

Cass Information Systems, Inc.	42,394	1,564,762

CSG Systems International, Inc.	106,362	6,761,432

Hackett Group, Inc.	91,571	2,111,627

Information Services Group, Inc.	111,076	756,428

Total IT Services		15,007,452

Leisure Products – 0.9%

Clarus Corp.	37,348	850,787

Escalade, Inc.(a)	82,816	1,093,171

Johnson Outdoors, Inc., Class A	10,818	840,883

Marine Products Corp.(a)	138,194	1,596,141

Smith & Wesson Brands, Inc.	96,588	1,461,377

Sturm Ruger & Co., Inc.(a)	150,897	10,505,449

Total Leisure Products		16,347,808

Machinery – 5.9%

Alamo Group, Inc.	4,016	577,461

Albany International Corp., Class A	36,388	3,068,236

Allison Transmission Holdings, Inc.	253,963	9,970,587

Altra Industrial Motion Corp.	44,464	1,730,983

Astec Industries, Inc.	24,528	1,054,704

Barnes Group, Inc.	76,868	3,089,325

Columbus McKinnon Corp.	17,567	744,841

Douglas Dynamics, Inc.	79,972	2,766,231

Eastern Co.	17,395	405,130

Enerpac Tool Group Corp.(a)	4,175	91,391

EnPro Industries, Inc.	29,038	2,837,884

ESCO Technologies, Inc.	9,004	629,560

Federal Signal Corp.	81,534	2,751,772

Flowserve Corp.	392,537	14,092,078

Gorman-Rupp Co.	41,960	1,505,525

Graham Corp.	29,278	225,733

Greenbrier Cos., Inc.(a)	92,780	4,779,098

Helios Technologies, Inc.	26,157	2,099,099

Hillenbrand, Inc.	222,609	9,832,639

Hurco Cos., Inc.	10,883	343,032

Kadant, Inc.	7,955	1,544,781

Kennametal, Inc.	213,998	6,122,483

Lindsay Corp.	14,711	2,309,774

Miller Industries, Inc.	39,780	1,120,205

Mueller Industries, Inc.	92,283	4,998,970

Mueller Water Products, Inc., Class A	344,680	4,453,266

Omega Flex, Inc.(a)	14,948	1,941,297

Park-Ohio Holdings Corp.(a)	26,901	378,497

REV Group, Inc.	82,044	1,099,390

Shyft Group, Inc.	8,869	320,260

SPX FLOW, Inc.	18,647	1,607,744

Standex International Corp.	19,337	1,932,153

Tennant Co.	36,637	2,886,996

Terex Corp.	84,787	3,023,504

Trinity Industries, Inc.	368,160	12,649,978

Wabash National Corp.	90,886	1,348,748

Total Machinery		110,333,355

Marine – 0.7%

Matson, Inc.	110,019	13,270,492

Media – 1.7%

Entravision Communications Corp., Class A	203,764	1,306,127

EW Scripps Co., Class A*(a)	96,180	1,999,582

Gray Television, Inc.	146,523	3,233,762

John Wiley & Sons, Inc., Class A	200,623	10,639,038

Paramount Global, Class A(a)	132,475	5,353,315

Saga Communications, Inc., Class A	8,327	190,272

Scholastic Corp.	101,593	4,092,166

Sinclair Broadcast Group, Inc., Class A	197,439	5,532,241

Total Media		32,346,503

Metals & Mining – 1.7%

Commercial Metals Co.	254,407	10,588,419

Gold Resource Corp.(a)	189,836	425,233

Haynes International, Inc.	46,648	1,987,205

Hecla Mining Co.	145,923	958,714

Materion Corp.	11,055	947,856

Olympic Steel, Inc.(a)	8,881	341,563

Ryerson Holding Corp.	52,633	1,843,208

Schnitzer Steel Industries, Inc., Class A(a)	45,510	2,363,789

SunCoke Energy, Inc.	456,315	4,065,767

Warrior Met Coal, Inc.	45,394	1,684,571

Worthington Industries, Inc.	125,561	6,455,091

Total Metals & Mining		31,661,416

Multi-Utilities – 1.9%

Avista Corp.	360,426	16,273,234

NorthWestern Corp.	271,668	16,433,197

Unitil Corp.(a)	76,696	3,825,597

Total Multi-Utilities		36,532,028

Multiline Retail – 0.6%

Big Lots, Inc.	116,892	4,044,463

Franchise Group, Inc.	155,173	6,428,818

Total Multiline Retail		10,473,281

Oil, Gas & Consumable Fuels – 3.2%

Adams Resources & Energy, Inc.	27,204	1,047,082

Arch Resources, Inc.(a)	21,486	2,951,747

Berry Corp.	255,262	2,634,304

Brigham Minerals, Inc., Class A	143,523	3,667,013

California Resources Corp.	224,919	10,060,627

Evolution Petroleum Corp.	203,999	1,385,153

Falcon Minerals Corp.	988,762	6,664,256

HighPeak Energy, Inc.	62,740	1,392,828

Magnolia Oil & Gas Corp., Class A	261,961	6,195,378

See Notes to Financial Statements.

76	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Dividend Fund (DES)

March 31, 2022

Investments	Shares	Value

NACCO Industries, Inc., Class A	16,407	$643,482

Northern Oil and Gas, Inc.	150,604	4,245,527

Oasis Petroleum, Inc.	56,481	8,263,170

Riley Exploration Permian, Inc.(a)	175,770	4,408,311

SM Energy Co.	23,968	933,554

VAALCO Energy, Inc.	438,238	2,861,694

World Fuel Services Corp.	124,612	3,369,508

Total Oil, Gas & Consumable Fuels		60,723,634

Paper & Forest Products – 0.6%

Glatfelter Corp.	154,277	1,909,949

Neenah, Inc.	86,179	3,417,859

Schweitzer-Mauduit International, Inc.	209,051	5,748,903

Total Paper & Forest Products		11,076,711

Personal Products – 1.3%

Edgewell Personal Care Co.(a)	83,675	3,068,362

Inter Parfums, Inc.	59,708	5,257,290

Medifast, Inc.	40,499	6,916,419

Nu Skin Enterprises, Inc., Class A	189,623	9,079,149

Total Personal Products		24,321,220

Pharmaceuticals – 0.1%

Phibro Animal Health Corp., Class A	72,645	1,449,268

Professional Services – 1.1%

Barrett Business Services, Inc.	18,157	1,406,623

BGSF, Inc.	46,234	608,902

CRA International, Inc.	23,143	1,950,029

Heidrick & Struggles International, Inc.	59,238	2,344,640

HireQuest, Inc.(a)	20,757	396,874

ICF International, Inc.	17,152	1,614,689

Kelly Services, Inc., Class A	37,945	823,027

Kforce, Inc.	50,968	3,770,103

ManTech International Corp., Class A	65,686	5,661,476

Resources Connection, Inc.	115,528	1,980,150

Total Professional Services		20,556,513

Real Estate Management & Development – 0.6%

Kennedy-Wilson Holdings, Inc.	347,045	8,464,428

Newmark Group, Inc., Class A(a)	56,971	906,978

RE/MAX Holdings, Inc., Class A	17,685	490,405

RMR Group, Inc., Class A	27,735	862,558

St. Joe Co.	19,346	1,146,057

Total Real Estate Management & Development		11,870,426

Road & Rail – 0.8%

ArcBest Corp.	18,928	1,523,704

Heartland Express, Inc.	31,607	444,710

Marten Transport Ltd.	127,427	2,263,104

Schneider National, Inc., Class B	176,924	4,511,562

Universal Logistics Holdings, Inc.	100,582	2,026,727

Werner Enterprises, Inc.	121,933	4,999,253

Total Road & Rail		15,769,060

Semiconductors & Semiconductor Equipment – 0.6%

CMC Materials, Inc.	43,432	8,052,293

NVE Corp.	56,904	3,099,561

Total Semiconductors & Semiconductor Equipment		11,151,854

Software – 0.8%

A10 Networks, Inc.	109,842	1,532,296

American Software, Inc., Class A	90,636	1,888,854

Ebix, Inc.(a)	28,218	935,427

InterDigital, Inc.	69,855	4,456,749

Progress Software Corp.	71,876	3,384,641

Xperi Holding Corp.	115,857	2,006,643

Total Software		14,204,610

Specialty Retail – 2.5%

Aaron’s Co., Inc.	53,954	1,083,396

Big 5 Sporting Goods Corp.(a)	213,286	3,657,855

Buckle, Inc.	242,706	8,019,006

Caleres, Inc.	48,467	936,867

Camping World Holdings, Inc., Class A(a)	251,334	7,024,785

Cato Corp., Class A	142,562	2,089,959

Group 1 Automotive, Inc.	14,315	2,402,487

Guess?, Inc.	281,545	6,151,758

Haverty Furniture Cos., Inc.	57,393	1,573,716

Hibbett, Inc.	20,925	927,815

JOANN, Inc.(a)	212,032	2,419,285

Monro, Inc.(a)	67,392	2,988,161

Rent-A-Center, Inc.	214,074	5,392,524

Shoe Carnival, Inc.	30,715	895,650

Sonic Automotive, Inc., Class A	28,794	1,224,033

Winmark Corp.	4,679	1,029,380

Total Specialty Retail		47,816,677

Technology Hardware, Storage & Peripherals – 1.1%

Xerox Holdings Corp.	1,028,332	20,741,456

Textiles, Apparel & Luxury Goods – 1.4%

Culp, Inc.	46,508	369,274

Kontoor Brands, Inc.	234,561	9,699,097

Levi Strauss & Co., Class A	134,349	2,654,736

Movado Group, Inc.	64,843	2,532,119

Oxford Industries, Inc.	30,455	2,756,178

Rocky Brands, Inc.	25,464	1,059,048

Steven Madden Ltd.	120,213	4,645,030

Superior Group of Cos., Inc.	31,697	565,791

Wolverine World Wide, Inc.	113,957	2,570,870

Total Textiles, Apparel & Luxury Goods		26,852,143

Thrifts & Mortgage Finance – 2.1%

Capitol Federal Financial, Inc.	205,044	2,230,879

CF Bankshares, Inc.	2,474	54,923

ESSA Bancorp, Inc.	19,940	357,923

Federal Agricultural Mortgage Corp., Class C(a)	19,663	2,133,042

Flagstar Bancorp, Inc.	15,994	678,146

FS Bancorp, Inc.	13,762	426,622

Greene County Bancorp, Inc.	9,972	445,748

Guaranty Federal Bancshares, Inc.	1,492	46,894

Hingham Institution for Savings	1,088	373,402

Home Bancorp, Inc.	13,741	560,495

See Notes to Financial Statements.

WisdomTree Trust	77

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Dividend Fund (DES)

March 31, 2022

Investments	Shares	Value

Home Point Capital, Inc.(a)	75,240	$233,996

Kearny Financial Corp.(a)	112,564	1,449,824

Luther Burbank Corp.	75,724	1,006,372

Merchants Bancorp	43,024	1,177,997

Northeast Community Bancorp, Inc.	18,439	225,878

Northfield Bancorp, Inc.	64,345	923,994

OP Bancorp	38,382	531,591

PCSB Financial Corp.	9,683	185,042

PennyMac Financial Services, Inc.	51,839	2,757,835

Provident Bancorp, Inc.	4,211	68,302

Provident Financial Holdings, Inc.	21,662	358,290

Provident Financial Services, Inc.	146,896	3,437,366

Prudential Bancorp, Inc.	5,292	87,106

Radian Group, Inc.	362,667	8,054,834

Randolph Bancorp, Inc.	9,966	263,202

Southern Missouri Bancorp, Inc.	13,317	665,184

Territorial Bancorp, Inc.	19,532	468,768

Timberland Bancorp, Inc.	19,261	520,240

TrustCo Bank Corp.	35,055	1,119,306

UWM Holdings Corp.(a)	263,876	1,195,358

Washington Federal, Inc.	87,830	2,882,581

Waterstone Financial, Inc.	64,736	1,251,994

Western New England Bancorp, Inc.	38,390	343,207

WSFS Financial Corp.	59,328	2,765,871

Total Thrifts & Mortgage Finance		39,282,212

Tobacco – 1.8%

Turning Point Brands, Inc.	10,863	369,451

Universal Corp.	270,214	15,691,327

Vector Group Ltd.	1,410,273	16,979,687

Total Tobacco		33,040,465

Trading Companies & Distributors – 3.2%

Applied Industrial Technologies, Inc.	85,459	8,773,221

Boise Cascade Co.	46,580	3,235,913

GATX Corp.	76,733	9,463,481

Global Industrial Co.	83,089	2,677,958

H&E Equipment Services, Inc.	118,386	5,152,159

McGrath RentCorp	69,928	5,942,481

MSC Industrial Direct Co., Inc., Class A	201,895	17,203,473

Rush Enterprises, Inc., Class A	136,974	6,973,346

Total Trading Companies & Distributors		59,422,032

Water Utilities – 1.5%

American States Water Co.	96,924	8,628,174

Artesian Resources Corp., Class A	41,982	2,038,226

California Water Service Group	128,229	7,601,415

Global Water Resources, Inc.	55,476	923,121

Middlesex Water Co.	23,276	2,447,937

SJW Group	68,942	4,796,984

York Water Co.	20,976	943,291

Total Water Utilities		27,379,148

Wireless Telecommunication Services – 0.6%

Shenandoah Telecommunications Co.	37,500	884,250

Spok Holdings, Inc.	155,829	1,243,515

Telephone and Data Systems, Inc.	475,386	8,975,288

Total Wireless Telecommunication Services		11,103,053
Total United States		1,864,577,727

Puerto Rico – 0.5%

Banks – 0.4%

First Bancorp	462,253	6,064,759

OFG Bancorp	40,767	1,086,033

Total Banks		7,150,792

IT Services – 0.1%

EVERTEC, Inc.	47,721	1,953,221
Total Puerto Rico		9,104,013
TOTAL COMMON STOCKS (Cost: $1,683,374,626)		1,873,681,740

EXCHANGE-TRADED FUND – 0.1%

United States – 0.1%

WisdomTree U.S. MidCap Dividend Fund(a)(b) (Cost: $1,206,686)	27,429	1,218,396

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.5%

United States – 0.5%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.25%(c)
(Cost: $10,687,737)	10,687,737	10,687,737

TOTAL INVESTMENTS IN SECURITIES – 100.2% (Cost: $1,695,269,049)		1,885,587,873

Other Assets less Liabilities – (0.2)%		(4,042,404)

NET ASSETS – 100.0%		$1,881,545,469

*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2022 (See Note 2). At March 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $66,825,714 and the total market value of the collateral held by the Fund was $69,388,698. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $58,700,961.

(b)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2022.

See Notes to Financial Statements.

78	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree U.S. SmallCap Dividend Fund (DES)

March 31, 2022

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2022 were as follows:

Affiliate	Value at 3/31/2021	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2022	Dividend Income
WisdomTree U.S. MidCap Dividend Fund	$13,217	$21,459,559	$20,680,875	$420,404	$6,091	$1,218,396	$65,270

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$1,873,681,740	$—	$—	$1,873,681,740
Exchange-Traded Fund	1,218,396	—	—	1,218,396
Investment of Cash Collateral for Securities Loaned	—	10,687,737	—	10,687,737
Total Investments in Securities	$1,874,900,136	$10,687,737	$—	$1,885,587,873

See Notes to Financial Statements.

WisdomTree Trust	79

Schedule of Investments

WisdomTree U.S. SmallCap Fund (EES)

March 31, 2022

Investments	Shares	Value

COMMON STOCKS – 99.8%

United States – 99.8%

Aerospace & Defense – 1.2%

AAR Corp.*	18,231	$882,927

Aerovironment, Inc.*	3,937	370,629

AerSale Corp.*(a)	24,323	382,358

Byrna Technologies, Inc.*(a)	9,296	75,948

Ducommun, Inc.*	7,887	413,200

Kaman Corp.	15,046	654,200

Kratos Defense & Security Solutions, Inc.*	41,896	858,030

Mercury Systems, Inc.*	23,972	1,544,995

Moog, Inc., Class A	19,577	1,718,861

National Presto Industries, Inc.	4,793	368,821

Park Aerospace Corp.	14,536	189,695

Triumph Group, Inc.*	22,677	573,275

Vectrus, Inc.*	10,861	389,476

Total Aerospace & Defense		8,422,415

Air Freight & Logistics – 1.1%

Air Transport Services Group, Inc.*	34,157	1,142,552

Atlas Air Worldwide Holdings, Inc.*	47,126	4,070,273

Forward Air Corp.	10,185	995,889

Hub Group, Inc., Class A*	15,762	1,216,984

Total Air Freight & Logistics		7,425,698

Airlines – 0.2%

Mesa Air Group, Inc.*	52,351	230,344

SkyWest, Inc.*	28,575	824,389

Sun Country Airlines Holdings, Inc.*	14,283	373,929

Total Airlines		1,428,662

Auto Components – 1.2%

American Axle & Manufacturing Holdings, Inc.*	154,289	1,197,283

Gentherm, Inc.*	12,032	878,817

Modine Manufacturing Co.*	57,932	521,967

Motorcar Parts of America, Inc.*	25,811	460,210

Patrick Industries, Inc.	18,047	1,088,234

Standard Motor Products, Inc.	17,747	765,606

Strattec Security Corp.*	6,558	244,417

Tenneco, Inc., Class A*	152,984	2,802,667

XPEL, Inc.*(a)	5,848	307,663

Total Auto Components		8,266,864

Automobiles – 0.3%

Winnebago Industries, Inc.	31,436	1,698,487

Workhorse Group, Inc.*(a)	70,903	354,515

Total Automobiles		2,053,002

Banks – 12.5%

1st Source Corp.	12,393	573,176

ACNB Corp.	7,772	271,631

Allegiance Bancshares, Inc.	9,115	407,258

Amalgamated Financial Corp.	12,769	229,459

Amerant Bancorp, Inc.	8,834	279,066

American National Bankshares, Inc.	4,886	184,105

Ames National Corp.	11,566	287,531

Arrow Financial Corp.	12,277	398,020

Atlantic Union Bankshares Corp.	63,696	2,337,006

Banc of California, Inc.	13,461	260,605

BancFirst Corp.	16,194	1,347,503

Bancorp, Inc.*	29,175	826,528

Bank First Corp.	2,917	209,995

Bank of Marin Bancorp	1,177	41,277

BankFinancial Corp.	14,334	148,500

Bankwell Financial Group, Inc.	701	23,715

Banner Corp.	19,310	1,130,214

BCB Bancorp, Inc.	9,433	172,152

Berkshire Hills Bancorp, Inc.	13,575	393,268

Brookline Bancorp, Inc.	45,200	715,064

Business First Bancshares, Inc.	9,417	229,116

Byline Bancorp, Inc.	19,953	532,346

Cambridge Bancorp	2,121	180,285

Camden National Corp.	8,906	418,938

Capital City Bank Group, Inc.	4,919	129,665

Capstar Financial Holdings, Inc.	3,465	73,042

Carter Bankshares, Inc.*	5,182	90,011

CBTX, Inc.	4,147	128,557

Central Pacific Financial Corp.	12,841	358,264

Central Valley Community Bancorp	2,066	48,241

Citizens & Northern Corp.	9,895	241,240

City Holding Co.	7,816	615,119

Civista Bancshares, Inc.	6,289	151,565

CNB Financial Corp.	14,682	386,430

Codorus Valley Bancorp, Inc.	1,343	29,546

Columbia Banking System, Inc.	48,395	1,561,707

Community Financial Corp.	2,671	106,840

Community Trust Bancorp, Inc.	9,759	402,071

ConnectOne Bancorp, Inc.	34,118	1,092,117

CrossFirst Bankshares, Inc.*	20,899	329,368

Customers Bancorp, Inc.*	35,683	1,860,512

CVB Financial Corp.	77,821	1,806,225

Dime Community Bancshares, Inc.	24,561	849,074

Eagle Bancorp, Inc.	23,447	1,336,714

Enterprise Bancorp, Inc.	2,113	84,774

Enterprise Financial Services Corp.	14,955	707,521

Equity Bancshares, Inc., Class A	6,885	222,454

Esquire Financial Holdings, Inc.*	3,818	128,323

Farmers National Banc Corp.	27,527	469,611

FB Financial Corp.	28,683	1,274,099

Financial Institutions, Inc.	11,183	336,944

First Bancorp	16,656	695,721

First Bancorp, Inc.	6,344	190,828

First Bancshares, Inc.	8,471	285,134

First Bank	7,783	110,674

First Busey Corp.	28,966	733,998

First Business Financial Services, Inc.	4,203	137,900

First Commonwealth Financial Corp.	58,254	883,131

First Community Bankshares, Inc.	11,336	319,789

First Financial Bancorp	90,089	2,076,551

First Financial Corp.	8,362	361,907

First Foundation, Inc.	33,760	820,030

See Notes to Financial Statements.

80	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Fund (EES)

March 31, 2022

Investments	Shares	Value

First Internet Bancorp	5,400	$232,254

First Interstate BancSystem, Inc., Class A	62,128	2,284,447

First Merchants Corp.	32,812	1,364,979

First Mid Bancshares, Inc.	9,535	367,002

First of Long Island Corp.	16,431	319,747

First Savings Financial Group, Inc.	4,512	110,725

First Western Financial, Inc.*	689	21,538

Flushing Financial Corp.	25,297	565,388

Fulton Financial Corp.	140,397	2,333,398

German American Bancorp, Inc.	10,824	411,204

Great Southern Bancorp, Inc.	10,017	591,103

Guaranty Bancshares, Inc.	2,407	84,245

Hanmi Financial Corp.	13,992	344,343

HarborOne Bancorp, Inc.	31,640	443,593

HBT Financial, Inc.	23,745	431,684

Heartland Financial USA, Inc.	25,578	1,223,396

Heritage Commerce Corp.	12,700	142,875

Heritage Financial Corp.	28,240	707,694

Hilltop Holdings, Inc.	89,270	2,624,538

HomeStreet, Inc.	19,591	928,222

Hope Bancorp, Inc.	105,339	1,693,851

Horizon Bancorp, Inc.	32,510	606,962

Independent Bank Corp.	16,319	359,018

International Bancshares Corp.	54,400	2,296,224

Lakeland Bancorp, Inc.	29,344	490,045

Lakeland Financial Corp.	13,857	1,011,561

LCNB Corp.	8,696	152,702

Level One Bancorp, Inc.	1,126	44,961

Macatawa Bank Corp.	546	4,919

Mercantile Bank Corp.	10,437	369,679

Meridian Corp.	3,748	120,273

Meta Financial Group, Inc.	19,383	1,064,514

Metrocity Bankshares, Inc.	18,224	427,900

Metropolitan Bank Holding Corp.*	5,139	522,996

Mid Penn Bancorp, Inc.	4,872	130,618

Midland States Bancorp, Inc.	9,462	273,073

MidWestOne Financial Group, Inc.	14,768	488,821

MVB Financial Corp.	642	26,643

National Bank Holdings Corp., Class A	21,397	861,871

National Bankshares, Inc.	1,158	43,066

NBT Bancorp, Inc.	24,438	882,945

Nicolet Bankshares, Inc.*	6,099	570,683

Northeast Bank	12,298	419,485

Northrim Bancorp, Inc.	5,809	253,098

Northwest Bancshares, Inc.	71,677	968,356

OceanFirst Financial Corp.	16,764	336,956

Old National Bancorp	190,483	3,120,112

Old Second Bancorp, Inc.	6,437	93,401

Origin Bancorp, Inc.	10,451	441,973

Orrstown Financial Services, Inc.	8,175	187,453

PCB Bancorp	1,068	24,511

Peapack-Gladstone Financial Corp.	6,919	240,435

Peoples Bancorp, Inc.	694	21,729

Peoples Financial Services Corp.	3,386	170,925

Preferred Bank	9,589	710,449

Premier Financial Corp.	25,016	758,735

Primis Financial Corp.	9,692	135,494

Professional Holding Corp., Class A*	4,800	108,288

QCR Holdings, Inc.	15,265	863,846

RBB Bancorp	10,166	238,799

Red River Bancshares, Inc.	3,520	186,243

Renasant Corp.	31,981	1,069,764

Republic Bancorp, Inc., Class A	12,848	577,389

Republic First Bancorp, Inc.*	39,585	204,259

S&T Bancorp, Inc.	20,386	603,018

Sandy Spring Bancorp, Inc.	31,818	1,429,265

Seacoast Banking Corp. of Florida	26,910	942,388

Shore Bancshares, Inc.	6,613	135,434

Sierra Bancorp	8,400	209,832

SmartFinancial, Inc.	3,119	79,784

South Plains Financial, Inc.	10,022	266,385

Southern First Bancshares, Inc.*	171	8,694

Southside Bancshares, Inc.	18,978	774,872

Spirit of Texas Bancshares, Inc.	7,838	205,983

Stock Yards Bancorp, Inc.	12,082	639,138

Summit Financial Group, Inc.	10,309	263,807

Texas Capital Bancshares, Inc.*	29,547	1,693,339

Towne Bank	53,163	1,591,700

TriCo Bancshares	12,695	508,181

Trustmark Corp.	38,248	1,162,357

Unity Bancorp, Inc.	3,724	104,198

Univest Financial Corp.	20,326	543,924

Veritex Holdings, Inc.	26,120	997,000

Washington Trust Bancorp, Inc.	8,141	427,403

WesBanco, Inc.	48,155	1,654,606

West Bancorp, Inc.	5,206	141,655

Westamerica BanCorp	5,810	351,505

Total Banks		86,874,323

Beverages – 0.2%

Duckhorn Portfolio, Inc.*	26,166	475,959

MGP Ingredients, Inc.(a)	10,598	907,083

Total Beverages		1,383,042

Biotechnology – 3.0%

Agenus, Inc.*(a)	66,942	164,677

Agios Pharmaceuticals, Inc.*	115,237	3,354,549

Alector, Inc.*(a)	17,354	247,294

AnaptysBio, Inc.*	6,158	152,349

Avid Bioservices, Inc.*	11,163	227,390

CareDx, Inc.*	11,216	414,880

Catalyst Pharmaceuticals, Inc.*	81,172	672,916

Coherus Biosciences, Inc.*	17,938	231,580

Eagle Pharmaceuticals, Inc.*	8,841	437,541

Emergent BioSolutions, Inc.*	56,921	2,337,176

Enanta Pharmaceuticals, Inc.*	4,366	310,772

Ironwood Pharmaceuticals, Inc.*	314,070	3,951,001

iTeos Therapeutics, Inc.*	8,812	283,570

Kymera Therapeutics, Inc.*	11,329	479,443

See Notes to Financial Statements.

WisdomTree Trust	81

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Fund (EES)

March 31, 2022

Investments	Shares	Value

La Jolla Pharmaceutical Co.*(a)	57,590	$245,909

Ligand Pharmaceuticals, Inc.*	6,070	682,814

OPKO Health, Inc.*(a)	184,659	635,227

Organogenesis Holdings, Inc.*(a)	60,672	462,321

Ovid therapeutics, Inc.*(a)	146,996	461,567

Sage Therapeutics, Inc.*	119,007	3,939,132

Surface Oncology, Inc.*	50,633	148,861

Vanda Pharmaceuticals, Inc.*	21,689	245,303

Vericel Corp.*	10,349	395,539

Xencor, Inc.*	13,341	355,938

Total Biotechnology		20,837,749

Building Products – 1.1%

American Woodmark Corp.*	7,609	372,461

Apogee Enterprises, Inc.	14,687	697,045

Cornerstone Building Brands, Inc.*	76,927	1,870,865

CSW Industrials, Inc.	4,973	584,775

Gibraltar Industries, Inc.*	11,365	488,127

Griffon Corp.	37,865	758,436

Insteel Industries, Inc.	16,945	626,795

Janus International Group, Inc.*	27,130	244,170

JELD-WEN Holding, Inc.*	58,398	1,184,311

PGT Innovations, Inc.*	27,651	497,165

Quanex Building Products Corp.	22,558	473,492

Total Building Products		7,797,642

Capital Markets – 3.2%

Artisan Partners Asset Management, Inc., Class A	49,528	1,948,927

AssetMark Financial Holdings, Inc.*	24,537	545,948

B. Riley Financial, Inc.	53,224	3,723,551

BGC Partners, Inc., Class A	454,436	1,999,518

Blucora, Inc.*	33,814	661,064

Brightsphere Investment Group, Inc.	82,258	1,994,757

Cowen, Inc., Class A	51,447	1,394,214

Diamond Hill Investment Group, Inc.	1,727	323,467

Donnelley Financial Solutions, Inc.*	13,030	433,378

GAMCO Investors, Inc., Class A	12,871	284,578

GCM Grosvenor, Inc., Class A(a)	64,729	628,519

Greenhill & Co., Inc.	25,972	401,787

Open Lending Corp., Class A*	40,256	761,241

Oppenheimer Holdings, Inc., Class A	22,376	975,146

Perella Weinberg Partners	9,291	87,800

PJT Partners, Inc., Class A	15,237	961,759

Pzena Investment Management, Inc., Class A	31,866	255,565

Silvercrest Asset Management Group, Inc., Class A	4,055	82,925

StepStone Group, Inc., Class A	11,954	395,199

StoneX Group, Inc.*	13,017	966,252

Victory Capital Holdings, Inc., Class A	72,092	2,081,296

Virtus Investment Partners, Inc.	5,697	1,367,223

Westwood Holdings Group, Inc.	3,864	59,196

Total Capital Markets		22,333,310

Chemicals – 2.0%

Advanced Emissions Solutions, Inc.*	39,678	246,797

AdvanSix, Inc.	26,069	1,331,865

American Vanguard Corp.	20,277	412,029

Ecovyst, Inc.	116,673	1,348,740

GCP Applied Technologies, Inc.*	23,941	752,226

Hawkins, Inc.	19,725	905,377

Ingevity Corp.*	25,546	1,636,732

Innospec, Inc.	11,083	1,025,732

Intrepid Potash, Inc.*	4,558	374,394

Koppers Holdings, Inc.	30,616	842,552

Kronos Worldwide, Inc.	63,332	982,913

Minerals Technologies, Inc.	23,076	1,526,477

Stepan Co.	10,860	1,073,077

Tredegar Corp.	24,717	296,357

Valhi, Inc.	28,683	840,699

Total Chemicals		13,595,967

Commercial Services & Supplies – 2.5%

ACCO Brands Corp.	120,213	961,704

ARC Document Solutions, Inc.	60,394	235,537

Brady Corp., Class A	21,197	980,785

BrightView Holdings, Inc.*	81,589	1,110,426

CECO Environmental Corp.*(a)	32,805	180,099

CoreCivic, Inc.*	114,785	1,282,148

Deluxe Corp.	48,218	1,458,112

Ennis, Inc.	20,056	370,434

GEO Group, Inc.*(a)	191,243	1,264,116

Harsco Corp.*	39,202	479,833

Healthcare Services Group, Inc.	24,525	455,429

Heritage-Crystal Clean, Inc.*	13,297	393,724

HNI Corp.	20,493	759,266

Interface, Inc.	49,599	673,058

KAR Auction Services, Inc.*(a)	51,451	928,691

Kimball International, Inc., Class B	9,251	78,171

Matthews International Corp., Class A	25,833	835,956

MillerKnoll, Inc.	35,363	1,222,145

Performant Financial Corp.*(a)	40,343	125,467

Pitney Bowes, Inc.	75,874	394,545

Quad/Graphics, Inc.*	65,274	453,002

SP Plus Corp.*	14,257	447,100

Steelcase, Inc., Class A	17,937	214,347

U.S. Ecology, Inc.*	5,434	260,180

UniFirst Corp.	6,410	1,181,235

Vidler Water Resources, Inc.*	20,013	309,001

VSE Corp.	9,894	456,014

Total Commercial Services & Supplies		17,510,525

Communications Equipment – 1.2%

ADTRAN, Inc.	11,888	219,334

Aviat Networks, Inc.*	11,820	363,701

CalAmp Corp.*	28,248	206,493

Casa Systems, Inc.*	77,684	351,132

Clearfield, Inc.*(a)	6,694	436,583

Digi International, Inc.*	15,471	332,936

DZS, Inc.*(a)	13,100	181,697

EMCORE Corp.*	38,666	143,064

Extreme Networks, Inc.*	56,813	693,687

Genasys, Inc.*	980	2,695

See Notes to Financial Statements.

82	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Fund (EES)

March 31, 2022

Investments	Shares	Value

Harmonic, Inc.*(a)	33,543	$311,614

Infinera Corp.*(a)	45,041	390,505

Lantronix, Inc.*	24,045	160,621

NETGEAR, Inc.*	32,272	796,473

NetScout Systems, Inc.*	38,131	1,223,242

PCTEL, Inc.*	1,541	7,150

Plantronics, Inc.*(a)	55,012	2,167,473

Ribbon Communications, Inc.*	136,236	420,969

Total Communications Equipment		8,409,369

Construction & Engineering – 1.1%

Arcosa, Inc.	12,431	711,675

Argan, Inc.	10,725	435,328

Construction Partners, Inc., Class A*	16,931	443,254

Dycom Industries, Inc.*	7,959	758,174

Granite Construction, Inc.	7,263	238,226

Great Lakes Dredge & Dock Corp.*(a)	30,104	422,359

IES Holdings, Inc.*	11,090	445,818

MYR Group, Inc.*	8,570	805,923

Northwest Pipe Co.*(a)	10,684	271,908

NV5 Global, Inc.*	4,978	663,567

Primoris Services Corp.	37,728	898,681

Sterling Construction Co., Inc.*	25,816	691,869

Tutor Perini Corp.*	68,735	742,338

Total Construction & Engineering		7,529,120

Construction Materials – 0.1%

Smith-Midland Corp.*	3,407	60,474

United States Lime & Minerals, Inc.	3,000	348,120

Total Construction Materials		408,594

Consumer Finance – 2.2%

Atlanticus Holdings Corp.*	16,233	840,707

Curo Group Holdings Corp.	25,301	330,178

Encore Capital Group, Inc.*(a)	44,565	2,795,562

Enova International, Inc.*	63,507	2,411,361

EZCORP, Inc., Class A*	13,543	81,800

FirstCash Holdings, Inc.	14,005	985,112

Green Dot Corp., Class A*	23,906	656,937

Nelnet, Inc., Class A	37,155	3,157,803

Oportun Financial Corp.*	18,764	269,451

PRA Group, Inc.*(a)	29,958	1,350,507

PROG Holdings, Inc.*	48,630	1,399,085

Regional Management Corp.	8,178	397,205

World Acceptance Corp.*(a)	3,178	609,668

Total Consumer Finance		15,285,376

Containers & Packaging – 0.6%

Myers Industries, Inc.	19,841	428,566

O-I Glass, Inc.*	216,591	2,854,669

TriMas Corp.	21,388	686,341

Total Containers & Packaging		3,969,576

Distributors – 0.1%

Funko, Inc., Class A*	29,802	514,085

Diversified Consumer Services – 1.8%

2U, Inc.*(a)	18,792	249,558

Adtalem Global Education, Inc.*	37,172	1,104,380

American Public Education, Inc.*	5,371	114,080

Carriage Services, Inc.	12,331	657,612

Frontdoor, Inc.*	37,299	1,113,375

Graham Holdings Co., Class B	3,854	2,356,605

Grand Canyon Education, Inc.*	29,698	2,883,973

Lincoln Educational Services Corp.*	32,831	234,742

Perdoceo Education Corp.*	79,694	914,887

Strategic Education, Inc.	20,792	1,380,173

Stride, Inc.*	18,238	662,586

Universal Technical Institute, Inc.*	13,842	122,502

WW International, Inc.*	44,760	457,895

Total Diversified Consumer Services		12,252,368

Diversified Financial Services – 0.2%

A-Mark Precious Metals, Inc.	16,678	1,289,877

Alerus Financial Corp.	11,321	312,912

Total Diversified Financial Services		1,602,789

Diversified Telecommunication Services – 0.4%

Bandwidth, Inc., Class A*(a)	5,809	188,153

Consolidated Communications Holdings, Inc.*(a)	63,403	374,078

EchoStar Corp., Class A*	49,283	1,199,548

IDT Corp., Class B*	17,841	608,200

Ooma, Inc.*	10,012	150,080

Total Diversified Telecommunication Services		2,520,059

Electric Utilities – 0.4%

MGE Energy, Inc.	12,954	1,033,600

Otter Tail Corp.	23,901	1,493,812

Via Renewables, Inc.	34,409	283,530

Total Electric Utilities		2,810,942

Electrical Equipment – 0.8%

Allied Motion Technologies, Inc.	9,014	268,978

AZZ, Inc.	15,431	744,391

Encore Wire Corp.	26,919	3,070,650

LSI Industries, Inc.	21,499	128,994

Orion Energy Systems, Inc.*	742	2,078

Powell Industries, Inc.	4,012	77,913

Preformed Line Products Co.	5,998	380,393

Shoals Technologies Group, Inc., Class A*	21,936	373,789

Thermon Group Holdings, Inc.*	15,838	256,576

Total Electrical Equipment		5,303,762

Electronic Equipment, Instruments & Components – 2.7%

Bel Fuse, Inc., Class B	23,981	427,821

Belden, Inc.	29,059	1,609,869

Benchmark Electronics, Inc.	19,939	499,273

CTS Corp.	17,768	627,921

Daktronics, Inc.*	27,651	106,180

ePlus, Inc.*	19,143	1,073,157

FARO Technologies, Inc.*	3,457	179,487

Identiv, Inc.*	2,296	37,126

Itron, Inc.*	11,227	591,438

Kimball Electronics, Inc.*	24,980	499,350

Knowles Corp.*	52,770	1,136,138

See Notes to Financial Statements.

WisdomTree Trust	83

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Fund (EES)

March 31, 2022

Investments	Shares	Value

Luna Innovations, Inc.*(a)	19,470	$150,114

Methode Electronics, Inc.	27,375	1,183,969

Napco Security Technologies, Inc.*	15,524	318,552

nLight, Inc.*	11,443	198,422

OSI Systems, Inc.*	8,358	711,433

PC Connection, Inc.	13,748	720,258

Plexus Corp.*	12,776	1,045,205

Powerfleet, Inc.*(a)	30,173	89,614

Richardson Electronics Ltd.	10,104	125,694

Sanmina Corp.*	59,339	2,398,482

ScanSource, Inc.*	23,884	830,924

TTM Technologies, Inc.*	88,142	1,306,264

Vishay Intertechnology, Inc.	114,787	2,249,825

Vishay Precision Group, Inc.*	10,196	327,801

Total Electronic Equipment, Instruments & Components		18,444,317

Energy Equipment & Services – 0.3%

Archrock, Inc.	40,543	374,212

Cactus, Inc., Class A	15,664	888,775

DMC Global, Inc.*	4,043	123,311

Oceaneering International, Inc.*	25,404	385,125

Total Energy Equipment & Services		1,771,423

Entertainment – 0.3%

Gaia, Inc.*	24,830	122,163

Sciplay Corp., Class A*	23,615	305,106

World Wrestling Entertainment, Inc., Class A	23,561	1,471,149

Total Entertainment		1,898,418

Equity Real Estate Investment Trusts (REITs) – 2.5%

Acadia Realty Trust	36,796	797,369

Alexander & Baldwin, Inc.	18,634	432,122

Alexander’s, Inc.	1,499	384,089

Alpine Income Property Trust, Inc.	8,891	167,151

American Assets Trust, Inc.	18,566	703,466

Armada Hoffler Properties, Inc.	37,130	542,098

Brandywine Realty Trust	45,633	645,251

CareTrust REIT, Inc.	25,293	488,155

Community Healthcare Trust, Inc.	1,968	83,069

Corporate Office Properties Trust	45,694	1,304,107

CTO Realty Growth, Inc.(a)	12,209	809,701

Easterly Government Properties, Inc.	16,086	340,058

Four Corners Property Trust, Inc.	26,186	708,069

Getty Realty Corp.	20,168	577,208

Industrial Logistics Properties Trust	35,271	799,594

LTC Properties, Inc.	18,233	701,424

National Health Investors, Inc.	24,325	1,435,418

NETSTREIT Corp.	8,592	192,804

NexPoint Residential Trust, Inc.	6,061	547,369

Office Properties Income Trust	11,906	306,341

One Liberty Properties, Inc.	17,160	528,356

Piedmont Office Realty Trust, Inc., Class A	38,439	661,920

Postal Realty Trust, Inc., Class A	8,847	148,807

Retail Opportunity Investments Corp.	38,233	741,338

RPT Realty	70,863	975,783

Saul Centers, Inc.	11,803	622,018

Universal Health Realty Income Trust	1,646	96,077

Urban Edge Properties	47,781	912,617

Urstadt Biddle Properties, Inc., Class A	18,580	349,490

Whitestone REIT	37,923	502,480

Total Equity Real Estate Investment Trusts (REITs)		17,503,749

Food & Staples Retailing – 1.5%

Andersons, Inc.	22,831	1,147,486

Grocery Outlet Holding Corp.*(a)	29,694	973,369

HF Foods Group, Inc.*(a)	37,922	252,561

Ingles Markets, Inc., Class A	27,929	2,487,077

Natural Grocers by Vitamin Cottage, Inc.	22,376	438,570

PriceSmart, Inc.	12,208	962,845

SpartanNash Co.	34,105	1,125,124

United Natural Foods, Inc.*	40,490	1,674,261

Village Super Market, Inc., Class A	9,848	241,276

Weis Markets, Inc.	15,864	1,133,007

Total Food & Staples Retailing		10,435,576

Food Products – 1.1%

Alico, Inc.	8,591	322,678

B&G Foods, Inc.	34,056	918,831

Cal-Maine Foods, Inc.	7,167	395,762

Hostess Brands, Inc.*	63,783	1,399,399

J & J Snack Foods Corp.	3,965	614,971

John B. Sanfilippo & Son, Inc.	7,727	644,741

Mission Produce, Inc.*	29,555	373,871

Seneca Foods Corp., Class A*	16,665	858,914

Tootsie Roll Industries, Inc.	16,017	559,969

TreeHouse Foods, Inc.*	27,762	895,602

Utz Brands, Inc.(a)	36,465	538,953

Vital Farms, Inc.*	15,648	193,409

Total Food Products		7,717,100

Gas Utilities – 0.6%

Chesapeake Utilities Corp.	7,839	1,079,901

Northwest Natural Holding Co.	15,183	785,265

South Jersey Industries, Inc.	62,071	2,144,553

Total Gas Utilities		4,009,719

Health Care Equipment & Supplies – 2.0%

AngioDynamics, Inc.*	5,942	127,991

Artivion, Inc.*(a)	11,593	247,858

AtriCure, Inc.*	8,567	562,595

Atrion Corp.	522	372,186

Avanos Medical, Inc.*	17,625	590,438

BioLife Solutions, Inc.*	9,210	209,343

Bioventus, Inc., Class A*(a)	47,542	670,342

Co-Diagnostics, Inc.*(a)	52,051	321,675

Conformis, Inc.*(a)	261,839	163,335

Cutera, Inc.*(a)	5,617	387,573

FONAR Corp.*	15,549	288,434

Glaukos Corp.*	10,909	630,758

Haemonetics Corp.*	20,614	1,303,217

Heska Corp.*(a)	2,141	296,058

Inogen, Inc.*	7,703	249,731

See Notes to Financial Statements.

84	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Fund (EES)

March 31, 2022

Investments	Shares	Value

Integer Holdings Corp.*	13,123	$1,057,320

IntriCon Corp.*(a)	12,484	297,868

iRadimed Corp.	7,479	335,358

Lantheus Holdings, Inc.*	15,333	848,068

LeMaitre Vascular, Inc.	9,425	437,980

Meridian Bioscience, Inc.*	31,291	812,314

Mesa Laboratories, Inc.	1,336	340,520

Natus Medical, Inc.*	18,805	494,196

NuVasive, Inc.*	17,593	997,523

Orthofix Medical, Inc.*	10,865	355,286

Semler Scientific, Inc.*	2,822	139,858

Surmodics, Inc.*(a)	4,310	195,372

Tactile Systems Technology, Inc.*	12,529	252,585

UFP Technologies, Inc.*(a)	6,421	424,878

Utah Medical Products, Inc.	2,988	268,502

Varex Imaging Corp.*	17,211	366,422

Zynex, Inc.(a)	13,845	86,254

Total Health Care Equipment & Supplies		14,131,838

Health Care Providers & Services – 2.3%

AdaptHealth Corp.*	43,345	694,820

Addus HomeCare Corp.*	6,282	586,048

Agiliti, Inc.*	40,977	864,615

Community Health Systems, Inc.*	196,766	2,335,612

Covetrus, Inc.*	63,933	1,073,435

Cross Country Healthcare, Inc.*	24,526	531,478

Enzo Biochem, Inc.*	63,941	185,429

Fulgent Genetics, Inc.*(a)	56,418	3,521,047

Hanger, Inc.*	16,150	296,030

Innovage Holding Corp.*(a)	31,429	201,774

Joint Corp.*	5,361	189,726

MEDNAX, Inc.*	39,455	926,403

ModivCare, Inc.*	6,260	722,341

National Research Corp.	8,163	323,663

Pennant Group, Inc.*	10,887	202,825

PetIQ, Inc.*(a)	18,170	443,348

RadNet, Inc.*	13,513	302,286

Sharps Compliance Corp.*	15,458	91,202

Signify Health, Inc., Class A*(a)	34,243	621,511

Sonida Senior Living, Inc.*	11,621	385,004

Tivity Health, Inc.*	31,406	1,010,331

U.S. Physical Therapy, Inc.	3,342	332,362

Total Health Care Providers & Services		15,841,290

Health Care Technology – 0.5%

Allscripts Healthcare Solutions, Inc.*	71,120	1,601,622

Computer Programs and Systems, Inc.*	11,986	412,918

HealthStream, Inc.*	11,693	232,925

NextGen Healthcare, Inc.*	42,160	881,566

OptimizeRx Corp.*	3,286	123,915

Phreesia, Inc.*(a)	11,221	295,785

Simulations Plus, Inc.(a)	2,429	123,830

UpHealth, Inc.*(a)	117,215	138,314

Total Health Care Technology		3,810,875

Hotels, Restaurants & Leisure – 2.1%

Accel Entertainment, Inc.*	39,348	479,259

Bally’s Corp.*(a)	16,114	495,344

Biglari Holdings, Inc., Class B*	5,309	767,734

Bloomin’ Brands, Inc.	100,057	2,195,251

Bluegreen Vacations Holding Corp.*	16,181	478,472

Brinker International, Inc.*	36,017	1,374,409

Century Casinos, Inc.*	19,520	233,264

Cheesecake Factory, Inc.*	15,073	599,755

Chuy’s Holdings, Inc.*	12,617	340,659

Cracker Barrel Old Country Store, Inc.	10,054	1,193,711

Denny’s Corp.*	17,606	251,942

Dine Brands Global, Inc.	10,140	790,413

El Pollo Loco Holdings, Inc.*	15,931	185,118

Everi Holdings, Inc.*	25,975	545,475

Fiesta Restaurant Group, Inc.*	17,927	134,004

Full House Resorts, Inc.*(a)	16,578	159,315

Golden Entertainment, Inc.*	21,101	1,225,335

Golden Nugget Online Gaming, Inc.*(a)	21,207	150,782

Jack in the Box, Inc.	16,648	1,555,090

Monarch Casino & Resort, Inc.*	8,537	744,682

Nathan’s Famous, Inc.(a)	2,056	111,374

Noodles & Co.*	13,837	82,607

ONE Group Hospitality, Inc.*	7,413	77,911

RCI Hospitality Holdings, Inc.	5,109	313,999

Ruth’s Hospitality Group, Inc.	17,740	405,891

Total Hotels, Restaurants & Leisure		14,891,796

Household Durables – 2.9%

Bassett Furniture Industries, Inc.	18,055	298,991

Beazer Homes USA, Inc.*	53,013	806,858

Cavco Industries, Inc.*	3,554	855,981

Century Communities, Inc.	44,616	2,390,079

Cricut, Inc., Class A*(a)	67,981	889,871

Dream Finders Homes, Inc., Class A*(a)	47,558	812,291

Ethan Allen Interiors, Inc.	29,176	760,618

Flexsteel Industries, Inc.	11,897	229,612

GoPro, Inc., Class A*	114,869	979,833

Green Brick Partners, Inc.*	46,855	925,855

Hamilton Beach Brands Holding Co., Class A	16,428	191,058

Hooker Furnishings Corp.	19,682	372,777

Hovnanian Enterprises, Inc., Class A*	10,269	606,898

iRobot Corp.*	11,048	700,443

La-Z-Boy, Inc.	30,783	811,748

Landsea Homes Corp.*	38,311	327,559

Legacy Housing Corp.*	21,314	457,398

Lifetime Brands, Inc.	25,495	327,356

Lovesac Co.*	5,449	294,573

M/I Homes, Inc.*	48,319	2,142,948

Tri Pointe Homes, Inc.*	125,867	2,527,409

Tupperware Brands Corp.*(a)	88,350	1,718,407

Universal Electronics, Inc.*	16,460	514,210

Vizio Holding Corp., Class A*(a)	23,853	212,053

VOXX International Corp.*	24,083	240,108

Total Household Durables		20,394,934

See Notes to Financial Statements.

WisdomTree Trust	85

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Fund (EES)

March 31, 2022

Investments	Shares	Value

Household Products – 0.4%

Central Garden & Pet Co., Class A*	32,863	$1,340,153

Energizer Holdings, Inc.	53,326	1,640,308

Oil-Dri Corp. of America	5,305	151,988

Total Household Products		3,132,449

Insurance – 2.5%

Ambac Financial Group, Inc.*	15,328	159,411

AMERISAFE, Inc.	8,989	446,484

BRP Group, Inc., Class A*	11,034	296,042

Citizens, Inc.*(a)	26,882	113,980

CNO Financial Group, Inc.	109,518	2,747,807

Crawford & Co., Class A	11,915	90,077

Donegal Group, Inc., Class A	16,221	217,524

Employers Holdings, Inc.	9,201	377,425

Genworth Financial, Inc., Class A*	960,831	3,631,941

Goosehead Insurance, Inc., Class A	4,022	316,009

HCI Group, Inc.	3,129	213,335

Horace Mann Educators Corp.	26,212	1,096,448

Investors Title Co.	1,997	405,810

Mercury General Corp.	35,238	1,938,090

National Western Life Group, Inc., Class A	6,151	1,294,170

Palomar Holdings, Inc.*	5,993	383,492

ProAssurance Corp.	10,848	291,594

Safety Insurance Group, Inc.	8,418	764,775

Selectquote, Inc.*	61,193	170,729

Stewart Information Services Corp.	28,228	1,710,899

Trean Insurance Group, Inc.*	26,467	124,130

Universal Insurance Holdings, Inc.	16,851	227,320

Total Insurance		17,017,492

Interactive Media & Services – 0.2%

Cars.com, Inc.*	58,097	838,340

QuinStreet, Inc.*	23,750	275,500

Travelzoo*	17,669	115,908

Yelp, Inc.*	15,209	518,779

Total Interactive Media & Services		1,748,527

Internet & Direct Marketing Retail – 0.3%

1-800-Flowers.com, Inc., Class A*	35,918	458,314

Duluth Holdings, Inc., Class B*	24,071	294,388

Groupon, Inc.*(a)	27,054	520,249

Lands’ End, Inc.*	16,708	282,699

Liquidity Services, Inc.*	13,327	228,158

Remark Holdings, Inc.*(a)	206,408	168,924

Waitr Holdings, Inc.*(a)	206,120	76,265

Total Internet & Direct Marketing Retail		2,028,997

IT Services – 1.7%

Brightcove, Inc.*	32,984	257,275

Cass Information Systems, Inc.	7,119	262,762

Conduent, Inc.*	265,992	1,372,519

CSG Systems International, Inc.	20,449	1,299,943

Evo Payments, Inc., Class A*	19,492	450,070

Grid Dynamics Holdings, Inc.*	12,051	169,678

Hackett Group, Inc.	25,320	583,879

I3 Verticals, Inc., Class A*(a)	17,363	483,733

Information Services Group, Inc.	24,538	167,104

Innodata, Inc.*	20,543	143,596

International Money Express, Inc.*	31,966	658,819

MoneyGram International, Inc.*	41,183	434,892

Paya Holdings, Inc.*	74,436	436,195

PFSweb, Inc.*	13,800	157,734

Repay Holdings Corp.*	35,240	520,495

Shift4 Payments, Inc., Class A*	10,872	673,303

SolarWinds Corp.	127,678	1,699,394

Unisys Corp.*	59,050	1,276,071

Verra Mobility Corp.*	58,499	952,364

Total IT Services		11,999,826

Leisure Products – 1.4%

American Outdoor Brands, Inc.*(a)	15,183	199,353

AMMO, Inc.*(a)	57,293	275,006

Clarus Corp.	10,242	233,313

Escalade, Inc.	12,782	168,722

JAKKS Pacific, Inc.*	19,545	274,216

Johnson Outdoors, Inc., Class A	6,245	485,424

Malibu Boats, Inc., Class A*	15,798	916,442

Marine Products Corp.	31,712	366,274

MasterCraft Boat Holdings, Inc.*	22,092	543,684

Nautilus, Inc.*	53,044	218,541

Smith & Wesson Brands, Inc.	125,738	1,902,416

Sturm Ruger & Co., Inc.	19,562	1,361,907

Vista Outdoor, Inc.*	74,711	2,666,436

Total Leisure Products		9,611,734

Life Sciences Tools & Services – 0.1%

Codexis, Inc.*	13,524	278,865

Harvard Bioscience, Inc.*	30,087	186,840

Total Life Sciences Tools & Services		465,705

Machinery – 3.2%

Alamo Group, Inc.	4,977	715,643

Albany International Corp., Class A	12,060	1,016,899

Astec Industries, Inc.	6,324	271,932

Barnes Group, Inc.	18,398	739,416

Blue Bird Corp.*(a)	12,831	241,479

CIRCOR International, Inc.*	16,023	426,532

Columbus McKinnon Corp.	12,275	520,460

Commercial Vehicle Group, Inc.*	39,469	333,513

Douglas Dynamics, Inc.	9,147	316,395

Energy Recovery, Inc.*	20,585	414,582

Enerpac Tool Group Corp.	19,239	421,142

EnPro Industries, Inc.	8,843	864,226

ESCO Technologies, Inc.	7,752	542,020

Federal Signal Corp.	26,801	904,534

Gorman-Rupp Co.	13,725	492,453

Greenbrier Cos., Inc.	15,539	800,414

Hurco Cos., Inc.	7,316	230,600

Kadant, Inc.	4,500	873,855

Kennametal, Inc.	30,211	864,337

L.B. Foster Co., Class A*	239	3,673

See Notes to Financial Statements.

86	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Fund (EES)

March 31, 2022

Investments	Shares	Value

Lindsay Corp.	3,997	$627,569

Manitowoc Co., Inc.*	17,311	261,050

Mayville Engineering Co., Inc.*	11,740	110,004

Meritor, Inc.*	66,206	2,354,947

Miller Industries, Inc.	8,709	245,245

Mueller Water Products, Inc., Class A	61,908	799,851

NN, Inc.*	60,131	173,177

Omega Flex, Inc.(a)	1,485	192,857

Park-Ohio Holdings Corp.	11,859	166,856

REV Group, Inc.	41,366	554,304

Shyft Group, Inc.	15,193	548,619

SPX Corp.*	15,921	786,657

Standex International Corp.	7,430	742,406

Tennant Co.	9,551	752,619

Terex Corp.	33,493	1,194,360

Titan International, Inc.*	43,913	646,839

Trinity Industries, Inc.	21,293	731,628

Wabash National Corp.	18,464	274,006

Total Machinery		22,157,099

Media – 2.7%

Advantage Solutions, Inc.*(a)	237,024	1,512,213

AMC Networks, Inc., Class A*(a)	57,427	2,333,259

Boston Omaha Corp., Class A*(a)	27,986	710,005

Daily Journal Corp.*	940	293,271

Entravision Communications Corp., Class A	72,574	465,199

EW Scripps Co., Class A*	94,949	1,973,990

Fluent, Inc.*(a)	39,591	82,349

Gray Television, Inc.	97,150	2,144,100

Hemisphere Media Group, Inc.*	43,837	200,335

John Wiley & Sons, Inc., Class A	28,573	1,515,226

Lee Enterprises, Inc.*	10,027	269,927

Magnite, Inc.*	37,250	492,073

PubMatic, Inc., Class A*(a)	16,167	422,282

Scholastic Corp.	6,924	278,899

Sinclair Broadcast Group, Inc., Class A	48,047	1,346,277

TechTarget, Inc.*	6,714	545,714

Thryv Holdings, Inc.*	40,683	1,144,006

Townsquare Media, Inc., Class A*	22,253	284,616

WideOpenWest, Inc.*(a)	159,442	2,780,668

Total Media		18,794,409

Metals & Mining – 1.7%

Coeur Mining, Inc.*	71,674	318,949

Materion Corp.	8,968	768,916

Olympic Steel, Inc.	21,283	818,544

Ramaco Resources, Inc.	20,903	330,267

Ryerson Holding Corp.	59,177	2,072,379

Schnitzer Steel Industries, Inc., Class A	30,615	1,590,143

SunCoke Energy, Inc.	53,328	475,153

TimkenSteel Corp.*	79,534	1,740,204

Warrior Met Coal, Inc.	18,399	682,787

Worthington Industries, Inc.	61,245	3,148,606

Total Metals & Mining		11,945,948

Multi-Utilities – 0.3%

Avista Corp.	32,295	1,458,119

Unitil Corp.	8,721	435,004

Total Multi-Utilities		1,893,123

Multiline Retail – 0.4%

Big Lots, Inc.	48,985	1,694,881

Franchise Group, Inc.	20,871	864,686

Total Multiline Retail		2,559,567

Oil, Gas & Consumable Fuels – 3.8%

Arch Resources, Inc.(a)	4,327	594,443

Berry Corp.	38,838	400,808

Brigham Minerals, Inc., Class A	27,435	700,964

CNX Resources Corp.*	199,485	4,133,329

Comstock Resources, Inc.*	247,126	3,224,994

Earthstone Energy, Inc., Class A*(a)	44,764	565,369

Falcon Minerals Corp.	63,568	428,448

Kinetik Holdings, Inc., Class A	7,270	472,623

Laredo Petroleum, Inc.*	16,066	1,271,463

NACCO Industries, Inc., Class A	7,680	301,210

Oasis Petroleum, Inc.	18,816	2,752,781

Ranger Oil Corp., Class A*	26,516	915,598

Renewable Energy Group, Inc.*	34,462	2,090,120

REX American Resources Corp.*	3,534	351,986

SandRidge Energy, Inc.*	65,796	1,054,052

SilverBow Resources, Inc.*	31,029	992,928

VAALCO Energy, Inc.	96,865	632,529

Vertex Energy, Inc.*(a)	32,302	321,082

W&T Offshore, Inc.*	68,068	260,020

Whiting Petroleum Corp.	50,257	4,096,448

World Fuel Services Corp.	23,949	647,581

Total Oil, Gas & Consumable Fuels		26,208,776

Paper & Forest Products – 0.3%

Clearwater Paper Corp.*	10,032	281,197

Glatfelter Corp.	25,713	318,327

Neenah, Inc.	8,580	340,283

Schweitzer-Mauduit International, Inc.	33,391	918,252

Total Paper & Forest Products		1,858,059

Personal Products – 1.1%

BellRing Brands, Inc.*	17,207	397,138

Edgewell Personal Care Co.	34,457	1,263,538

elf Beauty, Inc.*	15,352	396,542

Inter Parfums, Inc.	10,355	911,758

Medifast, Inc.	6,667	1,138,590

Nature’s Sunshine Products, Inc.*	16,736	281,500

Nu Skin Enterprises, Inc., Class A	43,178	2,067,363

USANA Health Sciences, Inc.*	12,689	1,008,141

Veru, Inc.*	17,315	83,631

Total Personal Products		7,548,201

Pharmaceuticals – 2.1%

Amneal Pharmaceuticals, Inc.*	243,309	1,014,598

Amphastar Pharmaceuticals, Inc.*	24,863	892,582

ANI Pharmaceuticals, Inc.*	11,374	319,723

See Notes to Financial Statements.

WisdomTree Trust	87

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Fund (EES)

March 31, 2022

Investments	Shares	Value

Antares Pharma, Inc.*	203,311	$833,575

Atea Pharmaceuticals, Inc.*(a)	54,250	391,685

Cara Therapeutics, Inc.*	26,462	321,513

Collegium Pharmaceutical, Inc.*	64,438	1,311,958

Corcept Therapeutics, Inc.*	42,557	958,384

Harmony Biosciences Holdings, Inc.*(a)	11,617	565,167

Innoviva, Inc.*	137,482	2,660,277

NGM Biopharmaceuticals, Inc.*	16,720	254,980

Opiant Pharmaceuticals, Inc.*	3,840	82,253

Pacira BioSciences, Inc.*	21,516	1,642,101

Phibro Animal Health Corp., Class A	22,171	442,311

Prestige Consumer Healthcare, Inc.*	30,578	1,618,799

SIGA Technologies, Inc.*	35,275	250,100

Supernus Pharmaceuticals, Inc.*	28,471	920,183

Total Pharmaceuticals		14,480,189

Professional Services – 1.5%

Atlas Technical Consultants, Inc.*	37,710	454,028

Barrett Business Services, Inc.	5,559	430,656

BGSF, Inc.	10,944	144,133

CBIZ, Inc.*	25,124	1,054,454

CRA International, Inc.	6,859	577,939

First Advantage Corp.*	31,834	642,728

Forrester Research, Inc.*	7,716	435,337

Franklin Covey Co.*	3,920	177,262

Heidrick & Struggles International, Inc.	17,994	712,203

Huron Consulting Group, Inc.*	8,311	380,727

ICF International, Inc.	10,816	1,018,218

Kelly Services, Inc., Class A	21,647	469,523

Kforce, Inc.	11,950	883,942

ManTech International Corp., Class A	16,433	1,416,360

Mistras Group, Inc.*	21,988	145,341

Resources Connection, Inc.	31,068	532,506

TrueBlue, Inc.*	20,290	586,178

Willdan Group, Inc.*(a)	7,110	218,206

Total Professional Services		10,279,741

Real Estate Management & Development – 1.0%

Douglas Elliman, Inc.	61,929	452,082

Forestar Group, Inc.*	36,605	650,105

FRP Holdings, Inc.*	3,741	216,230

Marcus & Millichap, Inc.	20,011	1,054,179

RE/MAX Holdings, Inc., Class A	9,797	271,671

Realogy Holdings Corp.*	164,249	2,575,424

RMR Group, Inc., Class A	17,556	545,991

St. Joe Co.	12,978	768,817

Tejon Ranch Co.*	16,323	298,058

Total Real Estate Management & Development		6,832,557

Road & Rail – 1.2%

ArcBest Corp.	15,776	1,269,968

Covenant Logistics Group, Inc., Class A	22,167	477,256

Daseke, Inc.*	52,534	529,017

Heartland Express, Inc.	43,068	605,967

Marten Transport Ltd.	40,567	720,470

PAM Transportation Services, Inc.*	16,228	563,923

Schneider National, Inc., Class B	115,521	2,945,786

U.S. Xpress Enterprises, Inc., Class A*	18,524	71,873

Universal Logistics Holdings, Inc.	31,715	639,057

USA Truck, Inc.*	14,047	289,368

Total Road & Rail		8,112,685

Semiconductors & Semiconductor Equipment – 1.0%

ACM Research, Inc., Class A*(a)	14,553	301,102

Amtech Systems, Inc.*	15,207	152,982

Axcelis Technologies, Inc.*	13,224	998,809

AXT, Inc.*	33,055	232,046

Ceva, Inc.*	6,043	245,648

Cohu, Inc.*	39,987	1,183,615

CyberOptics Corp.*	6,437	261,214

Impinj, Inc.*(a)	4,532	287,963

NVE Corp.	3,555	193,641

Photronics, Inc.*	41,904	711,111

Rambus, Inc.*	19,978	637,098

Ultra Clean Holdings, Inc.*	25,090	1,063,565

Veeco Instruments, Inc.*	22,064	599,920

Total Semiconductors & Semiconductor Equipment		6,868,714

Software – 2.6%

8x8, Inc.*	27,241	342,964

A10 Networks, Inc.	35,829	499,815

Agilysys, Inc.*	5,854	233,458

Alkami Technology, Inc.*	23,919	342,281

American Software, Inc., Class A	12,053	251,185

Appfolio, Inc., Class A*	4,062	459,859

Appian Corp.*(a)	9,460	575,357

Asure Software, Inc.*	19,117	113,746

Avaya Holdings Corp.*(a)	117,635	1,490,435

Bottomline Technologies DE, Inc.*	9,933	563,002

Cerence, Inc.*(a)	13,126	473,849

ChannelAdvisor Corp.*	18,897	313,123

CommVault Systems, Inc.*	15,012	996,046

CoreCard Corp.*(a)	4,262	116,779

Ebix, Inc.(a)	27,396	908,177

eGain Corp.*	15,293	177,093

Greenidge Generation Holdings, Inc.*	13,327	114,612

Intapp, Inc.*	13,787	331,026

InterDigital, Inc.	7,584	483,859

KnowBe4, Inc., Class A*	10,983	252,829

LivePerson, Inc.*	17,156	418,950

Mitek Systems, Inc.*(a)	16,754	245,781

Model N, Inc.*(a)	10,968	295,039

Olo, Inc., Class A*	11,290	149,593

ON24, Inc.*	22,646	297,795

Ping Identity Holding Corp.*	18,880	517,878

Progress Software Corp.	30,493	1,435,915

Rimini Street, Inc.*(a)	73,348	425,418

SecureWorks Corp., Class A*(a)	13,536	179,352

SEMrush Holdings, Inc., Class A*	9,174	109,538

Smith Micro Software, Inc.*	23,267	87,717

Sumo Logic, Inc.*	29,054	339,060

See Notes to Financial Statements.

88	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Fund (EES)

March 31, 2022

Investments	Shares	Value

Upland Software, Inc.*	34,204	$602,332

Vertex, Inc., Class A*	30,855	473,316

Viant Technology, Inc., Class A*	28,532	186,885

Xperi Holding Corp.	175,692	3,042,985

Zuora, Inc., Class A*	23,748	355,745

Total Software		18,202,794

Specialty Retail – 4.6%

Aaron’s Co., Inc.	48,222	968,298

Abercrombie & Fitch Co., Class A*	67,986	2,174,872

America’s Car-Mart, Inc.*	7,571	609,920

Arko Corp.	30,904	281,226

Big 5 Sporting Goods Corp.(a)	47,383	812,618

Buckle, Inc.	41,677	1,377,008

Build-A-Bear Workshop, Inc.	12,633	230,931

Caleres, Inc.	47,238	913,111

Camping World Holdings, Inc., Class A	69,638	1,946,382

Cato Corp., Class A	23,282	341,314

Children’s Place, Inc.*	15,578	767,995

Citi Trends, Inc.*(a)	7,457	228,371

Conn’s, Inc.*(a)	44,311	682,832

Container Store Group, Inc.*	78,054	637,701

Destination XL Group, Inc.*	39,570	193,102

Genesco, Inc.*	10,969	697,738

Guess?, Inc.	67,651	1,478,174

Haverty Furniture Cos., Inc.	27,122	743,685

Hibbett, Inc.	19,806	878,198

JOANN, Inc.	80,956	923,708

Kirkland’s, Inc.*(a)	22,811	211,914

Lazydays Holdings, Inc.*(a)	25,597	516,547

LL Flooring Holdings, Inc.*(a)	22,747	318,913

LMP Automotive Holdings, Inc.*	23,803	119,015

MarineMax, Inc.*	24,179	973,447

Monro, Inc.	10,694	474,172

ODP Corp.*	48,358	2,216,247

OneWater Marine, Inc., Class A	13,022	448,608

Party City Holdco, Inc.*(a)	98,108	351,227

Rent-A-Center, Inc.	62,716	1,579,816

Sally Beauty Holdings, Inc.*	110,539	1,727,725

Shoe Carnival, Inc.	29,472	859,404

Sleep Number Corp.*	20,990	1,064,403

Sonic Automotive, Inc., Class A	49,981	2,124,692

Tile Shop Holdings, Inc.	22,323	146,216

Tilly’s, Inc., Class A	34,286	320,917

Winmark Corp.	1,952	429,440

Zumiez, Inc.*(a)	23,756	907,717

Total Specialty Retail		31,677,604

Technology Hardware, Storage & Peripherals – 0.8%

3D Systems Corp.*(a)	28,089	468,525

Avid Technology, Inc.*	17,272	602,275

Corsair Gaming, Inc.*(a)	67,781	1,434,246

Diebold Nixdorf, Inc.*	104,453	702,969

Eastman Kodak Co.*(a)	78,349	513,186

Immersion Corp.*(a)	62,030	344,887

Quantum Corp.*(a)	30,901	70,145

Super Micro Computer, Inc.*	30,792	1,172,251

Turtle Beach Corp.*(a)	19,198	408,725

Total Technology Hardware, Storage & Peripherals		5,717,209

Textiles, Apparel & Luxury Goods – 1.2%

Fossil Group, Inc.*(a)	37,813	364,517

G-III Apparel Group Ltd.*	35,919	971,609

Lakeland Industries, Inc.*	8,661	166,205

Levi Strauss & Co., Class A	162,008	3,201,278

Movado Group, Inc.	17,057	666,076

Oxford Industries, Inc.	6,821	617,300

Rocky Brands, Inc.	9,789	407,125

Superior Group of Cos., Inc.	19,439	346,986

Unifi, Inc.*	15,432	279,319

Vera Bradley, Inc.*	34,576	265,198

Wolverine World Wide, Inc.	41,948	946,347

Total Textiles, Apparel & Luxury Goods		8,231,960

Thrifts & Mortgage Finance – 4.1%

Bridgewater Bancshares, Inc.*	11,779	196,474

Capitol Federal Financial, Inc.	3,779	41,116

Columbia Financial, Inc.*	37,861	814,390

Federal Agricultural Mortgage Corp., Class C	7,973	864,911

Finance of America Cos., Inc., Class A*	108,045	328,457

Flagstar Bancorp, Inc.	104,469	4,429,486

FS Bancorp, Inc.	8,254	255,874

Hingham Institution for Savings	1,901	652,423

Home Bancorp, Inc.	5,463	222,836

Kearny Financial Corp.	30,351	390,921

Luther Burbank Corp.	30,963	411,498

Merchants Bancorp	60,209	1,648,523

Mr. Cooper Group, Inc.*	137,736	6,290,403

NMI Holdings, Inc., Class A*	75,605	1,558,975

Northfield Bancorp, Inc.	19,851	285,060

Ocwen Financial Corp.*	5,199	123,528

PCSB Financial Corp.	9,087	173,653

Provident Bancorp, Inc.	9,615	155,955

Provident Financial Services, Inc.	35,373	827,728

Rocket Cos., Inc., Class A	257,175	2,859,786

Southern Missouri Bancorp, Inc.	7,472	373,226

Territorial Bancorp, Inc.	184	4,416

TrustCo Bank Corp.	6,287	200,744

UWM Holdings Corp.(a)	199,825	905,207

Washington Federal, Inc.	54,675	1,794,434

Waterstone Financial, Inc.	38,939	753,080

Western New England Bancorp, Inc.	12,001	107,289

WSFS Financial Corp.	43,165	2,012,352

Total Thrifts & Mortgage Finance		28,682,745

Tobacco – 0.4%

Turning Point Brands, Inc.	15,112	513,959

Universal Corp.	17,348	1,007,399

Vector Group Ltd.	123,880	1,491,515

Total Tobacco		3,012,873

See Notes to Financial Statements.

WisdomTree Trust	89

Schedule of Investments (concluded)

WisdomTree U.S. SmallCap Fund (EES)

March 31, 2022

Investments	Shares	Value

Trading Companies & Distributors – 2.3%

BlueLinx Holdings, Inc.*	17,361	$1,247,909

Boise Cascade Co.	72,796	5,057,138

DXP Enterprises, Inc.*	7,552	204,584

Global Industrial Co.	16,187	521,707

GMS, Inc.*	28,855	1,436,113

H&E Equipment Services, Inc.	12,194	530,683

Hudson Technologies, Inc.*	61,169	379,860

Huttig Building Products, Inc.*	45,534	485,392

Karat Packaging, Inc.*	14,003	277,960

Lawson Products, Inc.*	2,352	90,646

McGrath RentCorp	14,609	1,241,473

MRC Global, Inc.*	28,273	336,731

Rush Enterprises, Inc., Class A	33,417	1,701,259

Titan Machinery, Inc.*	17,584	496,924

Transcat, Inc.*	5,199	421,847

Veritiv Corp.*	11,892	1,588,652

Willis Lease Finance Corp.*(a)	5,094	163,976

Total Trading Companies & Distributors		16,182,854

Water Utilities – 0.3%

Artesian Resources Corp., Class A	8,971	435,542

Global Water Resources, Inc.	10,917	181,659

Middlesex Water Co.	4,949	520,486

Pure Cycle Corp.*	22,732	273,239

SJW Group	7,511	522,615

York Water Co.	3,867	173,899

Total Water Utilities		2,107,440

Wireless Telecommunication Services – 0.4%

Shenandoah Telecommunications Co.	10,033	236,578

Telephone and Data Systems, Inc.	58,472	1,103,951

United States Cellular Corp.*	38,517	1,164,369

Total Wireless Telecommunication Services		2,504,898
TOTAL COMMON STOCKS (Cost: $642,417,364)		691,250,449
RIGHTS – 0.0%
United States – 0.0%

Quantum Corp., expiring 4/18/22* (Cost: $0)	30,687	259

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 1.5%

United States – 1.5%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.25%(b)
(Cost: $10,374,295)	10,374,295	10,374,295

TOTAL INVESTMENTS IN SECURITIES – 101.3% (Cost: $652,791,659)		701,625,003

Other Assets less Liabilities – (1.3)%		(8,892,642)

NET ASSETS – 100.0%		$692,732,361

*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2022 (See Note 2). At March 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $38,690,944 and the total market value of the collateral held by the Fund was $40,423,758. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $30,049,463.

(b)	Rate shown represents annualized 7-day yield as of March 31, 2022.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2022 were as follows:

Affiliate	Value at 3/31/2021	Purchases/ Additions	Sales/ Reductions	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2022	Dividend Income
WisdomTree U.S. MidCap Fund^	$1,167,519	$18,366,148	$19,520,076	$136,097	$(149,688)	$—	$39,476

^	As of March 31, 2022, the Fund did not hold a position in this affiliate.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$691,250,449	$—	$—	$691,250,449
Rights	—	259	—	259
Investment of Cash Collateral for Securities Loaned	—	10,374,295	—	10,374,295
Total Investments in Securities	$691,250,449	$10,374,554	$—	$701,625,003

See Notes to Financial Statements.

90	WisdomTree Trust

Schedule of Investments

WisdomTree U.S. SmallCap Quality Dividend Growth Fund (DGRS)

March 31, 2022

Investments	Shares	Value

COMMON STOCKS – 99.6%

United States – 98.5%

Aerospace & Defense – 0.7%

Kaman Corp.	13,826	$601,154

Moog, Inc., Class A	10,062	883,444

Total Aerospace & Defense		1,484,598

Air Freight & Logistics – 0.2%

Forward Air Corp.	5,846	571,622

Auto Components – 1.7%

Dana, Inc.	66,396	1,166,578

LCI Industries	14,624	1,518,117

Patrick Industries, Inc.	9,609	579,423

Standard Motor Products, Inc.	10,776	464,877

Total Auto Components		3,728,995

Automobiles – 0.2%

Winnebago Industries, Inc.	8,481	458,228

Banks – 6.0%

Amalgamated Financial Corp.	14,460	259,846

Bank7 Corp.	5,339	126,107

BankFinancial Corp.	12,565	130,173

Blue Ridge Bankshares, Inc.	11,269	170,951

Cathay General Bancorp	65,929	2,950,323

City Holding Co.	12,199	960,061

Eagle Bancorp Montana, Inc.	4,103	91,620

Enterprise Financial Services Corp.	16,283	770,349

First Bancorp	15,560	649,941

First Bancorp, Inc.	9,286	279,323

First Foundation, Inc.	14,935	362,771

First Mid Bancshares, Inc.	9,488	365,193

Investar Holding Corp.	5,401	103,105

Lakeland Financial Corp.	12,987	948,051

Meta Financial Group, Inc.	3,216	176,623

Metrocity Bankshares, Inc.	11,126	261,239

Mid Penn Bancorp, Inc.	5,993	160,672

MVB Financial Corp.	2,923	121,305

OceanFirst Financial Corp.	47,913	963,051

Old Second Bancorp, Inc.	11,381	165,138

Parke Bancorp, Inc.	8,650	204,227

Plumas Bancorp	2,424	92,354

Preferred Bank	9,854	730,083

QCR Holdings, Inc.	2,660	150,530

RBB Bancorp	11,919	279,977

Shore Bancshares, Inc.	10,634	217,784

Stock Yards Bancorp, Inc.	13,309	704,046

Unity Bancorp, Inc.	5,072	141,915

Veritex Holdings, Inc.	23,557	899,171

Total Banks		13,435,929

Beverages – 0.1%

MGP Ingredients, Inc.(a)	3,490	298,709

Building Products – 0.7%

Apogee Enterprises, Inc.	12,646	600,179

CSW Industrials, Inc.	2,150	252,819

Griffon Corp.	20,150	403,605

Quanex Building Products Corp.	11,658	244,701

Total Building Products		1,501,304

Capital Markets – 7.1%

Artisan Partners Asset Management, Inc., Class A	106,538	4,192,270

B. Riley Financial, Inc.	38,400	2,686,464

BGC Partners, Inc., Class A	69,268	304,779

Brightsphere Investment Group, Inc.	3,382	82,014

Diamond Hill Investment Group, Inc.	1,612	301,928

Federated Hermes, Inc., Class B	78,892	2,687,062

Greenhill & Co., Inc.	5,386	83,321

Manning & Napier, Inc.	12,583	114,631

Moelis & Co., Class A	61,853	2,903,998

Oppenheimer Holdings, Inc., Class A	3,784	164,907

Pzena Investment Management, Inc., Class A	6,124	49,114

Silvercrest Asset Management Group, Inc., Class A	11,439	233,928

Value Line, Inc.	4,332	290,244

Victory Capital Holdings, Inc., Class A	35,093	1,013,135

Virtus Investment Partners, Inc.	4,019	964,520

Total Capital Markets		16,072,315

Chemicals – 3.8%

AdvanSix, Inc.	8,133	415,515

American Vanguard Corp.	5,115	103,937

Cabot Corp.	39,585	2,708,010

Chase Corp.	2,359	205,021

H.B. Fuller Co.	12,034	795,086

Hawkins, Inc.	8,129	373,121

Innospec, Inc.	8,748	809,627

Minerals Technologies, Inc.	3,383	223,785

NewMarket Corp.	6,887	2,234,005

Northern Technologies International Corp.	2,793	33,572

Stepan Co.	6,491	641,376

Total Chemicals		8,543,055

Commercial Services & Supplies – 5.0%

ABM Industries, Inc.	28,820	1,326,873

ACCO Brands Corp.	88,517	708,136

Acme United Corp.	1,155	38,981

Brady Corp., Class A	21,277	984,487

Brink’s Co.	16,303	1,108,604

Deluxe Corp.	39,733	1,201,526

Ennis, Inc.	35,755	660,395

Healthcare Services Group, Inc.	96,825	1,798,040

HNI Corp.	34,603	1,282,041

Interface, Inc.	3,786	51,376

Kimball International, Inc., Class B	28,467	240,546

MillerKnoll, Inc.	37,227	1,286,565

UniFirst Corp.	2,206	406,522

VSE Corp.	3,127	144,123

Total Commercial Services & Supplies		11,238,215

Construction & Engineering – 0.6%

Arcosa, Inc.	4,351	249,095

Argan, Inc.	9,941	403,505

See Notes to Financial Statements.

WisdomTree Trust	91

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Quality Dividend Growth Fund (DGRS)

March 31, 2022

Investments	Shares	Value

Comfort Systems USA, Inc.	5,467	$486,618

Primoris Services Corp.	14,031	334,218

Total Construction & Engineering		1,473,436

Construction Materials – 0.1%

United States Lime & Minerals, Inc.	1,161	134,722

Consumer Finance – 0.9%

Curo Group Holdings Corp.	28,695	374,470

FirstCash Holdings, Inc.	19,836	1,395,264

Regional Management Corp.	5,064	245,958

Total Consumer Finance		2,015,692

Containers & Packaging – 1.4%

Greif, Inc., Class A	36,703	2,387,897

Myers Industries, Inc.	25,672	554,515

TriMas Corp.	5,072	162,761

Total Containers & Packaging		3,105,173

Diversified Consumer Services – 1.2%

Carriage Services, Inc.	3,983	212,414

Graham Holdings Co., Class B	1,162	710,528

Strategic Education, Inc.	28,063	1,862,822

Total Diversified Consumer Services		2,785,764

Electric Utilities – 2.4%

ALLETE, Inc.	54,952	3,680,685

MGE Energy, Inc.	19,526	1,557,979

Via Renewables, Inc.	24,174	199,194

Total Electric Utilities		5,437,858

Electrical Equipment – 0.7%

Allied Motion Technologies, Inc.	1,510	45,058

AZZ, Inc.	8,451	407,676

Encore Wire Corp.	579	66,046

EnerSys	9,966	743,165

LSI Industries, Inc.	21,727	130,362

Preformed Line Products Co.	1,542	97,794

Total Electrical Equipment		1,490,101

Electronic Equipment, Instruments & Components – 1.7%

Advanced Energy Industries, Inc.	4,371	376,256

Badger Meter, Inc.	6,203	618,501

Benchmark Electronics, Inc.	23,667	592,622

Methode Electronics, Inc.	13,164	569,343

PC Connection, Inc.	5,573	291,969

Vishay Intertechnology, Inc.	66,538	1,304,145

Wayside Technology Group, Inc.	1,434	49,043

Total Electronic Equipment, Instruments & Components		3,801,879

Energy Equipment & Services – 0.7%

Cactus, Inc., Class A	16,100	913,514

Solaris Oilfield Infrastructure, Inc., Class A	57,536	649,581

Total Energy Equipment & Services		1,563,095

Entertainment – 0.3%

World Wrestling Entertainment, Inc., Class A	11,555	721,494

Equity Real Estate Investment Trusts (REITs) – 3.2%

Apple Hospitality REIT, Inc.	15,169	272,587

Cedar Realty Trust, Inc.	3,591	99,255

Creative Media & Community Trust Corp.	28,706	222,185

EPR Properties	99,317	5,433,633

NexPoint Residential Trust, Inc.	12,532	1,131,765

Total Equity Real Estate Investment Trusts (REITs)		7,159,425

Food & Staples Retailing – 1.4%

Ingles Markets, Inc., Class A	3,540	315,237

Natural Grocers by Vitamin Cottage, Inc.	18,150	355,740

PriceSmart, Inc.	6,850	540,259

SpartanNash Co.	31,006	1,022,888

Weis Markets, Inc.	14,128	1,009,022

Total Food & Staples Retailing		3,243,146

Food Products – 0.7%

J & J Snack Foods Corp.	8,990	1,394,349

John B. Sanfilippo & Son, Inc.	2,345	195,667

Total Food Products		1,590,016

Gas Utilities – 4.2%

Chesapeake Utilities Corp.	7,193	990,908

ONE Gas, Inc.	46,915	4,139,780

RGC Resources, Inc.	3,293	70,404

Spire, Inc.	58,485	4,196,883

Total Gas Utilities		9,397,975

Health Care Equipment & Supplies – 0.6%

Atrion Corp.	543	387,159

CONMED Corp.	4,450	661,047

LeMaitre Vascular, Inc.	5,019	233,233

Total Health Care Equipment & Supplies		1,281,439

Health Care Providers & Services – 2.7%

National HealthCare Corp.	13,232	929,283

National Research Corp.	7,445	295,194

Patterson Cos., Inc.	89,320	2,891,289

Select Medical Holdings Corp.	59,677	1,431,651

U.S. Physical Therapy, Inc.	5,501	547,075

Total Health Care Providers & Services		6,094,492

Health Care Technology – 0.1%

Simulations Plus, Inc.(a)	3,335	170,018

Household Durables – 2.4%

Bassett Furniture Industries, Inc.	10,074	166,825

Century Communities, Inc.	6,306	337,812

Hamilton Beach Brands Holding Co., Class A	6,947	80,794

Hooker Furnishings Corp.	9,348	177,051

Installed Building Products, Inc.	6,440	544,116

KB Home	30,905	1,000,704

La-Z-Boy, Inc.	20,972	553,032

MDC Holdings, Inc.	69,609	2,634,004

Total Household Durables		5,494,338

Household Products – 1.2%

Energizer Holdings, Inc.	54,109	1,664,393

Oil-Dri Corp. of America	5,010	143,537

WD-40 Co.	4,371	800,898

Total Household Products		2,608,828

See Notes to Financial Statements.

92	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Quality Dividend Growth Fund (DGRS)

March 31, 2022

Investments	Shares	Value

Insurance – 3.6%

American Equity Investment Life Holding Co.	22,922	$914,817

AMERISAFE, Inc.	10,303	511,750

Crawford & Co., Class A	21,991	166,252

Donegal Group, Inc., Class A	23,737	318,313

Employers Holdings, Inc.	17,795	729,951

HCI Group, Inc.	3,475	236,926

Investors Title Co.	604	122,739

Mercury General Corp.	70,979	3,903,845

Stewart Information Services Corp.	12,384	750,594

Universal Insurance Holdings, Inc.	33,614	453,453

Total Insurance		8,108,640

IT Services – 0.6%

CSG Systems International, Inc.	16,172	1,028,054

Hackett Group, Inc.	14,383	331,672

Information Services Group, Inc.	16,406	111,725

Total IT Services		1,471,451

Leisure Products – 1.2%

Clarus Corp.	3,458	78,773

Escalade, Inc.	11,936	157,555

Johnson Outdoors, Inc., Class A	2,662	206,917

Marine Products Corp.	35,852	414,091

Smith & Wesson Brands, Inc.	24,199	366,131

Sturm Ruger & Co., Inc.	22,265	1,550,089

Total Leisure Products		2,773,556

Machinery – 7.9%

Alamo Group, Inc.	1,193	171,542

Albany International Corp., Class A	8,075	680,884

Allison Transmission Holdings, Inc.	56,118	2,203,193

Altra Industrial Motion Corp.	9,980	388,521

Astec Industries, Inc.	3,741	160,863

Barnes Group, Inc.	18,081	726,675

Columbus McKinnon Corp.	4,524	191,818

Douglas Dynamics, Inc.	16,393	567,034

Eastern Co.	1,974	45,974

EnPro Industries, Inc.	5,474	534,974

ESCO Technologies, Inc.	2,273	158,928

Federal Signal Corp.	12,712	429,030

Flowserve Corp.	87,914	3,156,113

Gorman-Rupp Co.	10,380	372,434

Graham Corp.	10,585	81,610

Helios Technologies, Inc.	3,281	263,300

Hillenbrand, Inc.	32,459	1,433,714

Kadant, Inc.	1,544	299,829

Kennametal, Inc.	47,436	1,357,144

Lindsay Corp.	2,365	371,329

Miller Industries, Inc.	6,052	170,424

Mueller Industries, Inc.	13,687	741,425

Mueller Water Products, Inc., Class A	68,270	882,048

Omega Flex, Inc.(a)	2,617	339,870

Shyft Group, Inc.	2,402	86,736

Standex International Corp.	3,473	347,022

Tennant Co.	6,057	477,292

Terex Corp.	19,466	694,158

Wabash National Corp.	22,653	336,171

Total Machinery		17,670,055

Marine – 0.8%

Matson, Inc.	15,564	1,877,330

Media – 1.1%

Entravision Communications Corp., Class A	27,619	177,038

Gray Television, Inc.	35,373	780,682

John Wiley & Sons, Inc., Class A	30,754	1,630,885

Total Media		2,588,605

Metals & Mining – 2.3%

Commercial Metals Co.	56,157	2,337,254

Gold Resource Corp.	53,739	120,375

Materion Corp.	2,605	223,353

Schnitzer Steel Industries, Inc., Class A	10,899	566,094

Warrior Met Coal, Inc.	12,027	446,322

Worthington Industries, Inc.	29,263	1,504,411

Total Metals & Mining		5,197,809

Multi-Utilities – 1.9%

Avista Corp.	77,890	3,516,734

Unitil Corp.	14,005	698,569

Total Multi-Utilities		4,215,303

Multiline Retail – 0.4%

Big Lots, Inc.	23,248	804,381

Oil, Gas & Consumable Fuels – 1.0%

Adams Resources & Energy, Inc.	4,370	168,201

Berry Corp.	61,872	638,519

NACCO Industries, Inc., Class A	3,946	154,762

VAALCO Energy, Inc.	62,480	407,995

World Fuel Services Corp.	30,084	813,471

Total Oil, Gas & Consumable Fuels		2,182,948

Paper & Forest Products – 0.9%

Neenah, Inc.	16,737	663,789

Schweitzer-Mauduit International, Inc.	48,667	1,338,343

Total Paper & Forest Products		2,002,132

Personal Products – 2.2%

Edgewell Personal Care Co.	19,825	726,983

Inter Parfums, Inc.	8,530	751,066

Medifast, Inc.	8,505	1,452,484

Nu Skin Enterprises, Inc., Class A	43,144	2,065,735

Total Personal Products		4,996,268

Pharmaceuticals – 0.1%

Phibro Animal Health Corp., Class A	12,442	248,218

Professional Services – 1.1%

Barrett Business Services, Inc.	3,218	249,299

BGSF, Inc.	7,902	104,069

CRA International, Inc.	2,939	247,640

Heidrick & Struggles International, Inc.	7,392	292,575

HireQuest, Inc.(a)	2,656	50,783

ICF International, Inc.	2,831	266,510

See Notes to Financial Statements.

WisdomTree Trust	93

Schedule of Investments (continued)

WisdomTree U.S. SmallCap Quality Dividend Growth Fund (DGRS)

March 31, 2022

Investments	Shares	Value

Kelly Services, Inc., Class A	11,918	$258,502

Kforce, Inc.	8,392	620,756

Resources Connection, Inc.	28,027	480,383

Total Professional Services		2,570,517

Real Estate Management & Development – 0.1%

Newmark Group, Inc., Class A	14,101	224,488

Road & Rail – 1.1%

ArcBest Corp.	2,286	184,023

Heartland Express, Inc.	9,129	128,445

Marten Transport Ltd.	19,225	341,436

Schneider National, Inc., Class B	28,571	728,560

Universal Logistics Holdings, Inc.	15,299	308,275

Werner Enterprises, Inc.	18,193	745,913

Total Road & Rail		2,436,652

Semiconductors & Semiconductor Equipment – 0.8%

CMC Materials, Inc.	9,531	1,767,047

Software – 1.1%

A10 Networks, Inc.	27,244	380,054

Ebix, Inc.	7,489	248,261

InterDigital, Inc.	16,154	1,030,625

Progress Software Corp.	16,325	768,744

Total Software		2,427,684

Specialty Retail – 3.6%

Big 5 Sporting Goods Corp.(a)	27,963	479,565

Buckle, Inc.	36,249	1,197,667

Camping World Holdings, Inc., Class A	56,302	1,573,641

Group 1 Automotive, Inc.	3,372	565,923

Guess?, Inc.	63,339	1,383,957

Haverty Furniture Cos., Inc.	14,233	390,269

Hibbett, Inc.	5,118	226,932

Monro, Inc.	15,916	705,715

Rent-A-Center, Inc.	45,651	1,149,949

Shoe Carnival, Inc.	5,268	153,615

Sonic Automotive, Inc., Class A	7,641	324,819

Total Specialty Retail		8,152,052

Technology Hardware, Storage & Peripherals – 2.1%

Xerox Holdings Corp.	230,290	4,644,949

Textiles, Apparel & Luxury Goods – 2.1%

Kontoor Brands, Inc.	50,310	2,080,319

Levi Strauss & Co., Class A	31,807	628,506

Rocky Brands, Inc.	4,056	168,689

Steven Madden Ltd.	26,358	1,018,473

Superior Group of Cos., Inc.	8,860	158,151

Wolverine World Wide, Inc.	27,234	614,399

Total Textiles, Apparel & Luxury Goods		4,668,537

Thrifts & Mortgage Finance – 2.4%

Federal Agricultural Mortgage Corp., Class C	7,216	782,792

Greene County Bancorp, Inc.	1,642	73,397

Hingham Institution for Savings	513	176,062

Merchants Bancorp	10,963	300,167

PennyMac Financial Services, Inc.	17,785	946,162

Radian Group, Inc.	126,417	2,807,722

Southern Missouri Bancorp, Inc.	4,792	239,360

Timberland Bancorp, Inc.	4,841	130,755

Total Thrifts & Mortgage Finance		5,456,417

Tobacco – 0.0%

Turning Point Brands, Inc.	2,711	92,201

Trading Companies & Distributors – 5.2%

Applied Industrial Technologies, Inc.	12,794	1,313,432

Boise Cascade Co.	7,480	519,636

GATX Corp.	17,444	2,151,369

Global Industrial Co.	16,597	534,921

H&E Equipment Services, Inc.	23,471	1,021,458

McGrath RentCorp	14,228	1,209,095

MSC Industrial Direct Co., Inc., Class A	44,710	3,809,739

Rush Enterprises, Inc., Class A	20,323	1,034,644

Total Trading Companies & Distributors		11,594,294

Water Utilities – 2.0%

American States Water Co.	13,782	1,226,874

Artesian Resources Corp., Class A	5,264	255,567

California Water Service Group	19,063	1,130,055

Middlesex Water Co.	5,378	565,604

SJW Group	15,540	1,081,273

York Water Co.	6,477	291,271

Total Water Utilities		4,550,644

Wireless Telecommunication Services – 0.9%

Shenandoah Telecommunications Co.	2,977	70,197

Telephone and Data Systems, Inc.	99,319	1,875,143

Total Wireless Telecommunication Services		1,945,340
Total United States		221,569,379

Puerto Rico – 1.1%

Banks – 0.9%

First Bancorp	158,954	2,085,477

IT Services – 0.2%

EVERTEC, Inc.	8,141	333,211
Total Puerto Rico		2,418,688
TOTAL COMMON STOCKS (Cost: $214,499,175)		223,988,067

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.2%

United States – 0.2%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.25%(b)
(Cost: $492,729)	492,729	492,729

TOTAL INVESTMENTS IN SECURITIES – 99.8% (Cost: $214,991,904)		224,480,796

Other Assets less Liabilities – 0.2%		351,989

NET ASSETS – 100.0%		$224,832,785

(a)

Security, or portion thereof, was on loan at March 31, 2022 (See Note 2). At March 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $1,180,619 and the total market value of the collateral held by the Fund was $1,209,726. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $716,997.

(b)	Rate shown represents annualized 7-day yield as of March 31, 2022.

See Notes to Financial Statements.

94	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree U.S. SmallCap Quality Dividend Growth Fund (DGRS)

March 31, 2022

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$223,988,067	$—	$—	$223,988,067
Investment of Cash Collateral for Securities Loaned	—	492,729	—	492,729
Total Investments in Securities	$223,988,067	$492,729	$—	$224,480,796

See Notes to Financial Statements.

WisdomTree Trust	95

Schedule of Investments

WisdomTree U.S. Total Dividend Fund (DTD)

March 31, 2022

Investments	Shares	Value

COMMON STOCKS – 99.8%

United States – 99.7%

Aerospace & Defense – 1.9%

BWX Technologies, Inc.	6,965	$375,135

General Dynamics Corp.	11,082	2,672,757

Huntington Ingalls Industries, Inc.	2,694	537,292

L3Harris Technologies, Inc.	5,745	1,427,460

Lockheed Martin Corp.	14,673	6,476,662

Northrop Grumman Corp.	6,306	2,820,169

Raytheon Technologies Corp.	58,318	5,777,564

Total Aerospace & Defense		20,087,039

Air Freight & Logistics – 0.7%

C.H. Robinson Worldwide, Inc.	6,568	707,439

Expeditors International of Washington, Inc.	3,316	342,079

FedEx Corp.	4,720	1,092,161

United Parcel Service, Inc., Class B	23,281	4,992,843

Total Air Freight & Logistics		7,134,522

Auto Components – 0.1%

BorgWarner, Inc.	4,320	168,048

Dana, Inc.	7,953	139,734

Gentex Corp.	13,196	384,927

LCI Industries	2,191	227,448

Lear Corp.	1,426	203,334

Total Auto Components		1,123,491

Automobiles – 0.2%

Ford Motor Co.	122,366	2,069,209

Harley-Davidson, Inc.	4,995	196,803

Thor Industries, Inc.	1,331	104,750

Total Automobiles		2,370,762

Banks – 7.4%

Associated Banc-Corp.	17,977	409,156

Banc of California, Inc.	15,150	293,304

Bank of America Corp.	259,041	10,677,670

Bank OZK	12,635	539,514

BOK Financial Corp.	5,348	502,445

Cadence Bank	15,399	450,575

Citigroup, Inc.	109,092	5,825,513

Citizens Community Bancorp, Inc.	23,479	354,768

Citizens Financial Group, Inc.	27,181	1,232,115

Comerica, Inc.	9,411	851,037

Commerce Bancshares, Inc.	7,403	529,981

Cullen/Frost Bankers, Inc.	3,575	494,816

East West Bancorp, Inc.	8,545	675,226

Equity Bancshares, Inc., Class A	10,573	341,614

Fifth Third Bancorp	35,515	1,528,566

First Citizens BancShares, Inc., Class A	554	368,742

First Horizon Corp.	44,518	1,045,728

First Interstate BancSystem, Inc., Class A	7,471	274,709

First National Corp.	15,754	330,834

First Republic Bank	1,906	308,963

Five Star Bancorp	1,676	47,431

FNB Corp.	38,298	476,810

Hanmi Financial Corp.	13,138	323,326

HomeTrust Bancshares, Inc.	10,660	314,790

JPMorgan Chase & Co.	182,132	24,828,234

KeyCorp	60,492	1,353,811

M&T Bank Corp.	8,023	1,359,898

Old National Bancorp	8,040	131,695

PacWest Bancorp	1,210	52,187

Partners Bancorp	34,321	316,096

People’s United Financial, Inc.	41,082	821,229

PNC Financial Services Group, Inc.	18,295	3,374,513

Prosperity Bancshares, Inc.	7,069	490,447

Regions Financial Corp.	56,364	1,254,663

S&T Bancorp, Inc.	12,688	375,311

Seacoast Banking Corp. of Florida	9,346	327,297

Signature Bank	1,374	403,255

Southern States Bancshares, Inc.	8,792	202,831

SouthState Corp.	5,432	443,197

Summit State Bank	11,400	194,142

Truist Financial Corp.	73,830	4,186,161

U.S. Bancorp	81,989	4,357,715

Umpqua Holdings Corp.	33,002	622,418

Valley National Bancorp	32,119	418,189

Webster Financial Corp.	1,329	74,583

Wells Fargo & Co.	110,920	5,375,183

Western Alliance Bancorp	5,210	431,492

Zions Bancorp NA	9,337	612,134

Total Banks		80,204,314

Beverages – 3.5%

Brown-Forman Corp., Class B	7,462	500,103

Coca-Cola Co.	322,646	20,004,052

Constellation Brands, Inc., Class A	2,864	659,636

Keurig Dr. Pepper, Inc.	46,325	1,755,718

PepsiCo, Inc.	87,999	14,729,273

Total Beverages		37,648,782

Biotechnology – 3.4%

AbbVie, Inc.	133,603	21,658,382

Amgen, Inc.	31,830	7,697,131

Gilead Sciences, Inc.	125,963	7,488,500

Total Biotechnology		36,844,013

Building Products – 0.3%

A.O. Smith Corp.	4,589	293,191

Carlisle Cos., Inc.	1,637	402,571

Carrier Global Corp.	9,801	449,572

Fortune Brands Home & Security, Inc.	3,888	288,801

Lennox International, Inc.	1,066	274,879

Masco Corp.	9,510	485,010

Owens Corning	3,584	327,936

UFP Industries, Inc.	3,263	251,773

Total Building Products		2,773,733

Capital Markets – 4.3%

Ameriprise Financial, Inc.	3,124	938,325

Ares Management Corp., Class A	6,403	520,116

See Notes to Financial Statements.

96	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Total Dividend Fund (DTD)

March 31, 2022

Investments	Shares	Value

Artisan Partners Asset Management, Inc., Class A	14,832	$583,639

B. Riley Financial, Inc.	6,330	442,847

Bank of New York Mellon Corp.	32,982	1,636,897

BlackRock, Inc.	4,798	3,666,488

Blackstone, Inc.	53,611	6,805,380

Blue Owl Capital, Inc.(a)	9,136	115,844

Carlyle Group, Inc.	15,163	741,622

CBOE Global Markets, Inc.	3,561	407,450

Charles Schwab Corp.	26,771	2,257,063

CME Group, Inc.	10,124	2,408,095

Cohen & Steers, Inc.	4,643	398,787

Evercore, Inc., Class A	3,431	381,939

FactSet Research Systems, Inc.	681	295,656

Federated Hermes, Inc., Class B	10,757	366,383

Franklin Resources, Inc.	29,118	812,974

Goldman Sachs Group, Inc.	10,430	3,442,943

Hamilton Lane, Inc., Class A	3,102	239,754

Houlihan Lokey, Inc.	3,945	346,371

Intercontinental Exchange, Inc.	9,405	1,242,589

Jefferies Financial Group, Inc.	15,332	503,656

KKR & Co., Inc.	9,977	583,355

MarketAxess Holdings, Inc.	939	319,448

Moelis & Co., Class A	9,150	429,592

Moody’s Corp.	2,555	862,082

Morgan Stanley	80,015	6,993,311

Morningstar, Inc.	606	165,541

MSCI, Inc.	643	323,352

Nasdaq, Inc.	4,798	855,004

Northern Trust Corp.	9,753	1,135,737

Raymond James Financial, Inc.	7,491	823,336

S&P Global, Inc.	3,799	1,558,274

Sculptor Capital Management, Inc.	13,061	181,940

State Street Corp.	14,180	1,235,362

StepStone Group, Inc., Class A	6,139	202,955

T. Rowe Price Group, Inc.	12,594	1,904,087

Victory Capital Holdings, Inc., Class A	9,268	267,567

Virtu Financial, Inc., Class A	16,911	629,427

Total Capital Markets		47,025,188

Chemicals – 1.6%

Air Products and Chemicals, Inc.	8,058	2,013,775

Albemarle Corp.	944	208,766

Ashland Global Holdings, Inc.	3,063	301,430

Cabot Corp.	6,198	424,005

Celanese Corp.	2,986	426,610

CF Industries Holdings, Inc.	6,416	661,233

Chemours Co.	8,542	268,902

Corteva, Inc.	13,948	801,731

Dow, Inc.	58,816	3,747,756

DuPont de Nemours, Inc.	13,047	959,998

Eastman Chemical Co.	6,022	674,825

Ecolab, Inc.	4,452	786,045

Element Solutions, Inc.	14,512	317,813

FMC Corp.	4,426	582,329

Huntsman Corp.	10,964	411,260

International Flavors & Fragrances, Inc.	8,522	1,119,194

Mosaic Co.	2,957	196,641

Olin Corp.	5,073	265,216

PPG Industries, Inc.	5,692	746,050

RPM International, Inc.	5,787	471,293

Scotts Miracle-Gro Co.	2,181	268,176

Sensient Technologies Corp.	3,832	321,696

Sherwin-Williams Co.	4,040	1,008,465

Valvoline, Inc.	9,931	313,422

Westlake Corp.	2,719	335,525

Total Chemicals		17,632,156

Commercial Services & Supplies – 0.6%

ABM Industries, Inc.	6,395	294,426

Brink’s Co.	2,549	173,332

Cintas Corp.	2,138	909,484

Deluxe Corp.	8,605	260,215

Healthcare Services Group, Inc.	18,409	341,855

Pitney Bowes, Inc.	39,273	204,220

Republic Services, Inc.	12,115	1,605,237

Rollins, Inc.	9,788	343,069

Waste Management, Inc.	15,600	2,472,600

Total Commercial Services & Supplies		6,604,438

Communications Equipment – 1.1%

Cisco Systems, Inc.	179,893	10,030,833

Juniper Networks, Inc.	18,630	692,291

Motorola Solutions, Inc.	4,825	1,168,615

Total Communications Equipment		11,891,739

Construction & Engineering – 0.1%

MDU Resources Group, Inc.	22,489	599,332

Consumer Finance – 0.7%

Ally Financial, Inc.	8,626	375,058

American Express Co.	12,940	2,419,780

Capital One Financial Corp.	12,840	1,685,764

Discover Financial Services	7,384	813,643

FirstCash Holdings, Inc.	4,539	319,273

Navient Corp.	10,993	187,321

OneMain Holdings, Inc.	14,618	693,039

SLM Corp.	14,283	262,236

Synchrony Financial	13,741	478,324

Total Consumer Finance		7,234,438

Containers & Packaging – 0.4%

Avery Dennison Corp.	1,450	252,256

Ball Corp.	4,909	441,810

Crown Holdings, Inc.	1,932	241,674

Graphic Packaging Holding Co.	10,591	212,244

Greif, Inc., Class A	5,223	339,808

International Paper Co.	21,137	975,473

Packaging Corp. of America	4,719	736,683

Sealed Air Corp.	4,160	278,554

Sonoco Products Co.	8,282	518,122

Westrock Co.	6,967	327,658

Total Containers & Packaging		4,324,282

See Notes to Financial Statements.

WisdomTree Trust	97

Schedule of Investments (continued)

WisdomTree U.S. Total Dividend Fund (DTD)

March 31, 2022

Investments	Shares	Value

Distributors – 0.1%

Genuine Parts Co.	5,746	$724,111

LKQ Corp.	5,506	250,028

Pool Corp.	585	247,367

Total Distributors		1,221,506

Diversified Consumer Services – 0.1%

ADT, Inc.	18,446	140,005

H&R Block, Inc.	17,068	444,451

Service Corp. International	6,947	457,251

Total Diversified Consumer Services		1,041,707

Diversified Financial Services – 0.1%

Apollo Global Management, Inc.	15,450	957,745

Voya Financial, Inc.	5,614	372,489

Total Diversified Financial Services		1,330,234

Diversified Telecommunication Services – 1.7%

Cogent Communications Holdings, Inc.	7,512	498,421

Verizon Communications, Inc.	343,284	17,486,887

Total Diversified Telecommunication Services		17,985,308

Electric Utilities – 4.0%

Alliant Energy Corp.	14,970	935,325

American Electric Power Co., Inc.	30,709	3,063,837

Avangrid, Inc.	24,739	1,156,301

Duke Energy Corp.	49,842	5,565,358

Edison International	23,150	1,622,815

Entergy Corp.	11,937	1,393,645

Evergy, Inc.	20,752	1,418,192

Eversource Energy	17,838	1,573,133

Exelon Corp.	66,619	3,173,063

FirstEnergy Corp.	49,040	2,248,974

IDACORP, Inc.	5,361	618,445

NextEra Energy, Inc.	83,473	7,070,998

NRG Energy, Inc.	11,940	458,018

OGE Energy Corp.	27,771	1,132,501

PPL Corp.	66,421	1,896,984

Southern Co.	105,933	7,681,202

Xcel Energy, Inc.	26,799	1,934,084

Total Electric Utilities		42,942,875

Electrical Equipment – 0.4%

AMETEK, Inc.	3,154	420,050

Emerson Electric Co.	21,863	2,143,667

Hubbell, Inc.	2,825	519,150

Rockwell Automation, Inc.	2,627	735,639

Total Electrical Equipment		3,818,506

Electronic Equipment, Instruments & Components – 0.4%

Amphenol Corp., Class A	9,909	746,643

Avnet, Inc.	9,466	384,225

CDW Corp.	3,687	659,568

Corning, Inc.	34,752	1,282,696

Jabil, Inc.	3,531	217,969

National Instruments Corp.	10,714	434,881

Richardson Electronics Ltd.	11,928	148,384

TD SYNNEX Corp.	1,496	154,402

Vishay Intertechnology, Inc.	13,990	274,204

Wayside Technology Group, Inc.	1,630	55,746

Total Electronic Equipment, Instruments & Components		4,358,718

Energy Equipment & Services – 0.2%

Baker Hughes Co.	37,731	1,373,786

Halliburton Co.	4,769	180,602

NOV, Inc.	26,203	513,841

Total Energy Equipment & Services		2,068,229

Entertainment – 0.1%

Activision Blizzard, Inc.	9,400	753,034

Electronic Arts, Inc.	2,390	302,359

Warner Music Group Corp., Class A	5,377	203,519

Total Entertainment		1,258,912

Equity Real Estate Investment Trusts (REITs) – 4.7%

Agree Realty Corp.	5,686	377,323

Alexandria Real Estate Equities, Inc.	3,535	711,419

American Tower Corp.	12,303	3,090,760

Americold Realty Trust	8,869	247,268

Apartment Income REIT Corp.	7,438	397,635

AvalonBay Communities, Inc.	6,098	1,514,560

Boston Properties, Inc.	6,008	773,830

Brixmor Property Group, Inc.	23,162	597,811

Broadstone Net Lease, Inc.	18,236	397,180

Camden Property Trust	3,231	536,992

Crown Castle International Corp.	19,420	3,584,932

CubeSmart	13,740	714,892

Digital Realty Trust, Inc.	8,005	1,135,109

Duke Realty Corp.	11,999	696,662

EPR Properties	9,096	497,642

Equinix, Inc.	1,346	998,221

Equity LifeStyle Properties, Inc.	6,956	531,995

Equity Residential	16,513	1,484,849

Essential Properties Realty Trust, Inc.	13,660	345,598

Essex Property Trust, Inc.	2,200	760,056

Extra Space Storage, Inc.	4,602	946,171

Federal Realty Investment Trust	4,064	496,092

First Industrial Realty Trust, Inc.	6,590	407,987

Gaming and Leisure Properties, Inc.	23,994	1,126,038

Healthcare Trust of America, Inc., Class A	18,666	584,992

Healthpeak Properties, Inc.	21,715	745,476

Highwoods Properties, Inc.	11,860	542,476

Industrial Logistics Properties Trust	14,583	330,597

Innovative Industrial Properties, Inc.	730	149,942

Invitation Homes, Inc.	13,752	552,555

Iron Mountain, Inc.	18,654	1,033,618

Kilroy Realty Corp.	8,436	644,679

Kimco Realty Corp.	24,402	602,729

Kite Realty Group Trust	17,550	399,614

Lamar Advertising Co., Class A	5,659	657,463

Life Storage, Inc.	4,443	623,931

LXP Industrial Trust	24,036	377,365

Macerich Co.	9,069	141,839

See Notes to Financial Statements.

98	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Total Dividend Fund (DTD)

March 31, 2022

Investments	Shares	Value

Mid-America Apartment Communities, Inc.	4,249	$889,953

National Retail Properties, Inc.	16,762	753,284

National Storage Affiliates Trust	6,351	398,589

Omega Healthcare Investors, Inc.	22,882	713,003

PotlatchDeltic Corp.	6,366	335,679

Prologis, Inc.	11,836	1,911,277

Public Storage	6,721	2,623,072

Rayonier, Inc.	11,366	467,370

Realty Income Corp.	22,613	1,567,081

Regency Centers Corp.	7,426	529,771

SBA Communications Corp.	125	43,013

Simon Property Group, Inc.	19,262	2,534,109

SL Green Realty Corp.(a)	7,730	627,521

Spirit Realty Capital, Inc.	14,777	680,038

STAG Industrial, Inc.	13,237	547,350

STORE Capital Corp.	22,943	670,624

Sun Communities, Inc.	3,245	568,816

Tanger Factory Outlet Centers, Inc.	13,753	236,414

UDR, Inc.	10,414	597,451

Uniti Group, Inc.	20,572	283,071

Ventas, Inc.	13,980	863,405

VICI Properties, Inc.	25,188	716,851

W.P. Carey, Inc.	15,733	1,271,856

Welltower, Inc.	11,406	1,096,573

Weyerhaeuser Co.	17,516	663,856

Total Equity Real Estate Investment Trusts (REITs)		51,348,325

Food & Staples Retailing – 2.0%

Albertsons Cos., Inc., Class A	15,517	515,940

Costco Wholesale Corp.	6,804	3,918,083

Kroger Co.	23,142	1,327,657

SpartanNash Co.	11,559	381,331

Sysco Corp.	20,458	1,670,396

Walgreens Boots Alliance, Inc.	54,724	2,449,994

Walmart, Inc.	74,328	11,068,926

Total Food & Staples Retailing		21,332,327

Food Products – 2.1%

Archer-Daniels-Midland Co.	30,837	2,783,348

B&G Foods, Inc.	13,735	370,570

Cal-Maine Foods, Inc.	5,757	317,902

Campbell Soup Co.	19,255	858,195

Conagra Brands, Inc.	29,813	1,000,822

Flowers Foods, Inc.	25,044	643,881

General Mills, Inc.	30,630	2,074,264

Hershey Co.	7,392	1,601,329

Hormel Foods Corp.	25,397	1,308,961

Ingredion, Inc.	5,090	443,593

J.M. Smucker Co.	6,527	883,821

Kellogg Co.	20,432	1,317,660

Kraft Heinz Co.	89,968	3,543,840

McCormick & Co., Inc., Non-Voting Shares	7,744	772,851

Mondelez International, Inc., Class A	51,039	3,204,228

Tyson Foods, Inc., Class A	14,974	1,342,120

Total Food Products		22,467,385

Gas Utilities – 0.3%

Atmos Energy Corp.	8,434	1,007,779

National Fuel Gas Co.	9,993	686,519

New Jersey Resources Corp.	11,023	505,515

South Jersey Industries, Inc.	17,817	615,577

UGI Corp.	20,709	750,080

Total Gas Utilities		3,565,470

Health Care Equipment & Supplies – 1.1%

Abbott Laboratories	59,167	7,003,006

Baxter International, Inc.	11,942	925,983

Becton Dickinson and Co.	6,595	1,754,270

Dentsply Sirona, Inc.	5,258	258,799

ResMed, Inc.	1,745	423,180

Stryker Corp.	6,119	1,635,914

Zimmer Biomet Holdings, Inc.	2,443	312,460

Total Health Care Equipment & Supplies		12,313,612

Health Care Providers & Services – 2.4%

AmerisourceBergen Corp.	4,962	767,671

Anthem, Inc.	4,398	2,160,386

Cardinal Health, Inc.	18,971	1,075,656

Cigna Corp.	9,973	2,389,631

CVS Health Corp.	45,157	4,570,340

Encompass Health Corp.	6,371	453,042

HCA Healthcare, Inc.	3,536	886,192

Humana, Inc.	1,376	598,794

McKesson Corp.	1,996	611,035

Patterson Cos., Inc.	12,631	408,865

Premier, Inc., Class A	11,885	422,987

Quest Diagnostics, Inc.	4,785	654,875

Select Medical Holdings Corp.	5,728	137,415

UnitedHealth Group, Inc.	19,968	10,183,081

Universal Health Services, Inc., Class B	1,262	182,927

Total Health Care Providers & Services		25,502,897

Health Care Technology – 0.1%

Cerner Corp.	7,412	693,467

Hotels, Restaurants & Leisure – 1.6%

Aramark	5,613	211,049

Choice Hotels International, Inc.	1,185	167,986

Darden Restaurants, Inc.	5,503	731,624

Dine Brands Global, Inc.	3,227	251,545

Domino’s Pizza, Inc.	358	145,710

Jack in the Box, Inc.	3,214	300,220

Marriott Vacations Worldwide Corp.	357	56,299

McDonald’s Corp.	38,512	9,523,247

Papa John’s International, Inc.	1,989	209,402

Starbucks Corp.	31,451	2,861,097

Texas Roadhouse, Inc.	4,473	374,524

Travel + Leisure Co.	4,670	270,580

Vail Resorts, Inc.	603	156,943

Wendy’s Co.	17,385	381,948

Wyndham Hotels & Resorts, Inc.	3,334	282,356

Yum! Brands, Inc.	10,029	1,188,737

Total Hotels, Restaurants & Leisure		17,113,267

See Notes to Financial Statements.

WisdomTree Trust	99

Schedule of Investments (continued)

WisdomTree U.S. Total Dividend Fund (DTD)

March 31, 2022

Investments	Shares	Value

Household Durables – 0.3%

D.R. Horton, Inc.	4,834	$360,181

Leggett & Platt, Inc.	12,377	430,720

Lennar Corp., Class A	4,325	351,060

MDC Holdings, Inc.	8,242	311,877

Newell Brands, Inc.	29,890	639,945

PulteGroup, Inc.	5,793	242,727

Tempur Sealy International, Inc.	3,525	98,418

Toll Brothers, Inc.	3,826	179,898

Whirlpool Corp.	2,246	388,064

Total Household Durables		3,002,890

Household Products – 2.6%

Church & Dwight Co., Inc.	4,621	459,235

Clorox Co.	5,407	751,735

Colgate-Palmolive Co.	45,727	3,467,478

Energizer Holdings, Inc.	8,252	253,832

Kimberly-Clark Corp.	17,136	2,110,470

Procter & Gamble Co.	135,359	20,682,855

Reynolds Consumer Products, Inc.	17,580	515,797

Spectrum Brands Holdings, Inc.	2,371	210,355

Total Household Products		28,451,757

Independent Power & Renewable Electricity Producers – 0.1%

AES Corp.	21,578	555,202

Clearway Energy, Inc., Class A	9,478	315,807

Clearway Energy, Inc., Class C	12,970	473,535

Total Independent Power & Renewable Electricity Producers		1,344,544

Industrial Conglomerates – 0.9%

3M Co.	31,424	4,678,405

General Electric Co.	5,509	504,074

Honeywell International, Inc.	21,549	4,193,004

Roper Technologies, Inc.	1,031	486,869

Total Industrial Conglomerates		9,862,352

Insurance – 2.9%

Aflac, Inc.	31,556	2,031,891

Allstate Corp.	13,996	1,938,586

American Financial Group, Inc.	4,553	663,008

American International Group, Inc.	29,964	1,880,840

Arthur J. Gallagher & Co.	4,097	715,336

Assurant, Inc.	2,986	542,944

Brown & Brown, Inc.	5,465	394,955

Cincinnati Financial Corp.	10,140	1,378,634

CNA Financial Corp.	20,274	985,722

CNO Financial Group, Inc.	13,224	331,790

Fidelity National Financial, Inc.	24,378	1,190,621

First American Financial Corp.	9,901	641,783

Hanover Insurance Group, Inc.	3,483	520,778

Hartford Financial Services Group, Inc.	14,375	1,032,269

Kemper Corp.	6,166	348,626

Lincoln National Corp.	7,824	511,377

Marsh & McLennan Cos., Inc.	15,280	2,604,018

Mercury General Corp.	10,696	588,280

MetLife, Inc.	42,585	2,992,874

Old Republic International Corp.	35,734	924,438

Primerica, Inc.	2,620	358,468

Principal Financial Group, Inc.	17,703	1,299,577

Progressive Corp.	6,423	732,158

Prudential Financial, Inc.	25,451	3,007,545

Reinsurance Group of America, Inc.	5,133	561,858

Travelers Cos., Inc.	10,686	1,952,653

Unum Group	22,313	703,083

W.R. Berkley Corp.	8,235	548,369

Total Insurance		31,382,481

Internet & Direct Marketing Retail – 0.1%

eBay, Inc.	11,055	633,009

IT Services – 1.4%

Alliance Data Systems Corp.	719	40,372

Automatic Data Processing, Inc.	12,472	2,837,879

Broadridge Financial Solutions, Inc.	2,714	422,597

Cognizant Technology Solutions Corp., Class A	9,633	863,791

Concentrix Corp.	823	137,079

Jack Henry & Associates, Inc.	2,626	517,453

MasterCard, Inc., Class A	9,132	3,263,594

Maximus, Inc.	4,090	306,545

Paychex, Inc.	18,723	2,555,128

Switch, Inc., Class A	3,741	115,298

Visa, Inc., Class A	20,033	4,442,718

Total IT Services		15,502,454

Leisure Products – 0.1%

Brunswick Corp.	3,270	264,510

Hasbro, Inc.	6,847	560,906

Polaris, Inc.	2,398	252,558

Sturm Ruger & Co., Inc.	5,286	368,011

Total Leisure Products		1,445,985

Life Sciences Tools & Services – 0.3%

Agilent Technologies, Inc.	4,123	545,596

Danaher Corp.	4,639	1,360,758

Thermo Fisher Scientific, Inc.	1,614	953,309

West Pharmaceutical Services, Inc.	418	171,677

Total Life Sciences Tools & Services		3,031,340

Machinery – 1.9%

Allison Transmission Holdings, Inc.	8,765	344,114

Caterpillar, Inc.	19,129	4,262,324

Crane Co.	4,504	487,693

Cummins, Inc.	5,801	1,189,843

Deere & Co.	5,772	2,398,035

Donaldson Co., Inc.	8,251	428,474

Dover Corp.	4,677	733,821

Flowserve Corp.	12,084	433,816

Fortive Corp.	2,976	181,328

Illinois Tool Works, Inc.	15,861	3,321,293

Kennametal, Inc.	8,624	246,733

Lincoln Electric Holdings, Inc.	3,932	541,869

Mueller Industries, Inc.	4,896	265,216

See Notes to Financial Statements.

100	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Total Dividend Fund (DTD)

March 31, 2022

Investments	Shares	Value

Oshkosh Corp.	3,304	$332,548

Otis Worldwide Corp.	10,352	796,586

PACCAR, Inc.	8,261	727,546

Parker-Hannifin Corp.	2,472	701,455

Snap-on, Inc.	3,196	656,714

Stanley Black & Decker, Inc.	4,389	613,538

Timken Co.	5,149	312,544

Toro Co.	4,711	402,743

Trinity Industries, Inc.	12,418	426,683

Xylem, Inc.	3,252	277,266

Total Machinery		20,082,182

Marine – 0.0%

Matson, Inc.	3,661	441,590

Media – 1.0%

Comcast Corp., Class A	140,318	6,569,689

Fox Corp., Class A	4,133	163,047

Fox Corp., Class B	11,944	433,328

Gray Television, Inc.	11,990	264,619

Interpublic Group of Cos., Inc.	17,702	627,536

John Wiley & Sons, Inc., Class A	6,634	351,801

New York Times Co., Class A	2,151	98,602

News Corp., Class A	549	12,160

News Corp., Class B	12,404	279,338

Nexstar Media Group, Inc., Class A	2,230	420,311

Omnicom Group, Inc.	12,930	1,097,499

Sirius XM Holdings, Inc.(a)	82,157	543,879

TEGNA, Inc.	17,940	401,856

Total Media		11,263,665

Metals & Mining – 0.7%

Alcoa Corp.	1,443	129,913

Commercial Metals Co.	9,977	415,243

Freeport-McMoRan, Inc.	15,789	785,345

Newmont Corp.	52,912	4,203,859

Nucor Corp.	5,899	876,886

Reliance Steel & Aluminum Co.	4,072	746,601

Steel Dynamics, Inc.	4,957	413,563

United States Steel Corp.	1,330	50,194

Total Metals & Mining		7,621,604

Multi-Utilities – 1.8%

Ameren Corp.	12,836	1,203,503

CenterPoint Energy, Inc.	24,871	762,048

CMS Energy Corp.	23,443	1,639,603

Consolidated Edison, Inc.	22,674	2,146,774

Dominion Energy, Inc.	43,944	3,733,922

DTE Energy Co.	11,112	1,469,118

NiSource, Inc.	26,907	855,643

Public Service Enterprise Group, Inc.	27,275	1,909,250

Sempra Energy	17,577	2,955,045

WEC Energy Group, Inc.	24,982	2,493,453

Total Multi-Utilities		19,168,359

Multiline Retail – 0.5%

Big Lots, Inc.	5,117	177,048

Dollar General Corp.	2,716	604,663

Franchise Group, Inc.	6,308	261,341

Kohl’s Corp.	4,222	255,262

Macy’s, Inc.	8,948	217,973

Target Corp.	17,513	3,716,609

Total Multiline Retail		5,232,896

Oil, Gas & Consumable Fuels – 9.0%

Antero Midstream Corp.	70,887	770,542

APA Corp.	9,973	412,184

California Resources Corp.	4,423	197,841

Cheniere Energy, Inc.	6,909	957,933

Chesapeake Energy Corp.(a)	5,505	478,935

Chevron Corp.	147,711	24,051,782

Civitas Resources, Inc.	6,018	359,335

ConocoPhillips	53,087	5,308,700

Continental Resources, Inc.	14,743	904,188

Coterra Energy, Inc.	38,004	1,024,968

Devon Energy Corp.	128,873	7,620,260

Diamondback Energy, Inc.	5,240	718,299

DTE Midstream LLC	8,702	472,171

EOG Resources, Inc.	32,212	3,840,637

Equitrans Midstream Corp.	45,555	384,484

Exxon Mobil Corp.	397,076	32,794,507

Falcon Minerals Corp.	57,704	388,925

Hess Corp.	6,882	736,649

HF Sinclair Corp.*	13,671	544,789

Kinder Morgan, Inc.	245,013	4,633,196

Magnolia Oil & Gas Corp., Class A	9,227	218,219

Marathon Oil Corp.	16,724	419,940

Marathon Petroleum Corp.	35,835	3,063,892

Murphy Oil Corp.	7,973	322,029

Northern Oil and Gas, Inc.	11,531	325,059

Oasis Petroleum, Inc.	2,472	361,654

Occidental Petroleum Corp.	1,012	57,421

ONEOK, Inc.	41,640	2,941,033

Ovintiv, Inc.	9,972	539,186

PDC Energy, Inc.	3,881	282,071

Pioneer Natural Resources Co.	5,237	1,309,407

Targa Resources Corp.	4,550	343,389

Texas Pacific Land Corp.	139	187,943

Total Oil, Gas & Consumable Fuels		96,971,568

Paper & Forest Products – 0.0%

Louisiana-Pacific Corp.	1,691	105,045

Personal Products – 0.1%

Edgewell Personal Care Co.	6,041	221,524

Estee Lauder Cos., Inc., Class A	2,237	609,180

Inter Parfums, Inc.	563	49,572

Medifast, Inc.	1,207	206,131

Nu Skin Enterprises, Inc., Class A	7,281	348,614

Total Personal Products		1,435,021

Pharmaceuticals – 7.5%

Bristol-Myers Squibb Co.	124,586	9,098,516

Eli Lilly & Co.	22,133	6,338,227

See Notes to Financial Statements.

WisdomTree Trust	101

Schedule of Investments (continued)

WisdomTree U.S. Total Dividend Fund (DTD)

March 31, 2022

Investments	Shares	Value

Johnson & Johnson	168,890	$29,932,375

Merck & Co., Inc.	155,940	12,794,877

Organon & Co.	20,094	701,883

Pfizer, Inc.	415,940	21,533,214

Zoetis, Inc.	6,043	1,139,649

Total Pharmaceuticals		81,538,741

Professional Services – 0.3%

Booz Allen Hamilton Holding Corp.	4,306	378,239

Equifax, Inc.	1,359	322,219

Exponent, Inc.	2,531	273,475

Insperity, Inc.	2,244	225,342

Jacobs Engineering Group, Inc.	1,129	155,587

Leidos Holdings, Inc.	3,745	404,535

ManpowerGroup, Inc.	3,784	355,393

Robert Half International, Inc.	3,756	428,860

Science Applications International Corp.	4,094	377,344

TransUnion	640	66,138

Verisk Analytics, Inc.	2,386	512,107

Total Professional Services		3,499,239

Real Estate Management & Development – 0.0%

Kennedy-Wilson Holdings, Inc.	18,074	440,825

Road & Rail – 1.1%

CSX Corp.	35,926	1,345,429

JB Hunt Transport Services, Inc.	2,164	434,509

Knight-Swift Transportation Holdings, Inc.	2,709	136,696

Norfolk Southern Corp.	6,141	1,751,536

Old Dominion Freight Line, Inc.	767	229,088

Ryder System, Inc.	4,865	385,940

Union Pacific Corp.	27,441	7,497,156

Total Road & Rail		11,780,354

Semiconductors & Semiconductor Equipment – 3.7%

Amkor Technology, Inc.	6,722	146,002

Analog Devices, Inc.	13,571	2,241,658

Applied Materials, Inc.	9,080	1,196,744

Broadcom, Inc.	17,065	10,745,489

Intel Corp.	180,171	8,929,275

KLA Corp.	2,572	941,506

Lam Research Corp.	2,023	1,087,585

Marvell Technology, Inc.	4,601	329,938

Microchip Technology, Inc.	9,323	700,530

Micron Technology, Inc.	8,161	635,660

Monolithic Power Systems, Inc.	536	260,325

NVIDIA Corp.	2,803	764,827

Power Integrations, Inc.	3,163	293,147

QUALCOMM, Inc.	27,981	4,276,056

Skyworks Solutions, Inc.	3,969	528,988

Teradyne, Inc.	710	83,943

Texas Instruments, Inc.	36,266	6,654,086

Universal Display Corp.	880	146,916

Total Semiconductors & Semiconductor Equipment		39,962,675

Software – 4.8%

A10 Networks, Inc.	3,543	49,425

Bentley Systems, Inc., Class B	1,293	57,125

CDK Global, Inc.	7,411	360,767

Citrix Systems, Inc.	4,211	424,890

Dolby Laboratories, Inc., Class A	4,214	329,619

InterDigital, Inc.	3,981	253,988

Intuit, Inc.	1,895	911,192

Microsoft Corp.	141,136	43,513,640

NortonLifeLock, Inc.	18,358	486,854

Oracle Corp.	61,538	5,091,039

SS&C Technologies Holdings, Inc.	4,226	317,034

Total Software		51,795,573

Specialty Retail – 2.1%

Advance Auto Parts, Inc.	1,811	374,805

American Eagle Outfitters, Inc.(a)	5,582	93,778

Bath & Body Works, Inc.	467	22,323

Best Buy Co., Inc.	10,048	913,363

Big 5 Sporting Goods Corp.(a)	9,761	167,401

Buckle, Inc.	5,654	186,808

Camping World Holdings, Inc., Class A	5,677	158,672

Dick’s Sporting Goods, Inc.(a)	2,243	224,345

Foot Locker, Inc.	4,005	118,788

Gap, Inc.	12,459	175,423

Guess?, Inc.	10,098	220,641

Home Depot, Inc.	41,072	12,294,082

Lithia Motors, Inc.	178	53,421

Lowe’s Cos., Inc.	20,895	4,224,760

Penske Automotive Group, Inc.	3,604	337,767

Rent-A-Center, Inc.	4,896	123,330

Ross Stores, Inc.	4,949	447,687

TJX Cos., Inc.	26,140	1,583,561

Tractor Supply Co.	1,695	395,562

Williams-Sonoma, Inc.	2,789	404,405

Total Specialty Retail		22,520,922

Technology Hardware, Storage & Peripherals – 3.8%

Apple, Inc.	214,431	37,441,797

Hewlett Packard Enterprise Co.	58,566	978,638

HP, Inc.	45,957	1,668,239

NetApp, Inc.	8,579	712,057

Xerox Holdings Corp.	20,984	423,247

Total Technology Hardware, Storage & Peripherals		41,223,978

Textiles, Apparel & Luxury Goods – 0.4%

Carter’s, Inc.	3,256	299,519

Hanesbrands, Inc.	21,197	315,623

Kontoor Brands, Inc.	5,585	230,940

NIKE, Inc., Class B	14,858	1,999,293

Ralph Lauren Corp.	2,118	240,266

Steven Madden Ltd.	5,998	231,763

Tapestry, Inc.	7,905	293,671

VF Corp.	15,492	880,875

Wolverine World Wide, Inc.	8,058	181,788

Total Textiles, Apparel & Luxury Goods		4,673,738

See Notes to Financial Statements.

102	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree U.S. Total Dividend Fund (DTD)

March 31, 2022

Investments	Shares	Value

Thrifts & Mortgage Finance – 0.3%

Guaranty Federal Bancshares, Inc.	1,675	$52,645

MGIC Investment Corp.	26,485	358,872

New York Community Bancorp, Inc.	59,184	634,453

PennyMac Financial Services, Inc.	3,441	183,061

Radian Group, Inc.	21,716	482,312

TFS Financial Corp.	40,003	664,050

UWM Holdings Corp.(a)	39,523	179,039

Walker & Dunlop, Inc.	2,207	285,630

Total Thrifts & Mortgage Finance		2,840,062

Tobacco – 3.7%

Altria Group, Inc.	363,612	18,998,727

Philip Morris International, Inc.	209,221	19,654,221

Universal Corp.	8,013	465,315

Vector Group Ltd.	31,822	383,137

Total Tobacco		39,501,400

Trading Companies & Distributors – 0.4%

Air Lease Corp.	3,707	165,518

Applied Industrial Technologies, Inc.	3,259	334,569

Fastenal Co.	18,746	1,113,512

H&E Equipment Services, Inc.	6,157	267,953

Herc Holdings, Inc.	489	81,707

MSC Industrial Direct Co., Inc., Class A	5,339	454,936

Rush Enterprises, Inc., Class A	5,317	270,689

W.W. Grainger, Inc.	1,299	670,011

Watsco, Inc.	2,741	835,018

Total Trading Companies & Distributors		4,193,913

Water Utilities – 0.2%

American Water Works Co., Inc.	7,350	1,216,646

Essential Utilities, Inc.	13,063	667,911

Total Water Utilities		1,884,557

Wireless Telecommunication Services – 0.0%

Telephone and Data Systems, Inc.	17,011	321,168
Total United States		1,077,016,861

Puerto Rico – 0.1%

Banks – 0.1%

First Bancorp	30,307	397,628

Popular, Inc.	7,110	581,171

Total Banks		978,799
Total Puerto Rico		978,799
TOTAL COMMON STOCKS (Cost: $782,431,340)		1,077,995,660

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.1%

United States – 0.1%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.25%(b)
(Cost: $1,461,326)	1,461,326	1,461,326

TOTAL INVESTMENTS IN SECURITIES – 99.9% (Cost: $783,892,666)		1,079,456,986

Other Assets less Liabilities – 0.1%		1,172,098

NET ASSETS – 100.0%		$1,080,629,084

*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2022 (See Note 2). At March 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $1,711,777 and the total market value of the collateral held by the Fund was $1,790,447. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $329,121.

(b)	Rate shown represents annualized 7-day yield as of March 31, 2022.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$1,077,995,660	$—	$—	$1,077,995,660
Investment of Cash Collateral for Securities Loaned	—	1,461,326	—	1,461,326
Total Investments in Securities	$1,077,995,660	$1,461,326	$—	$1,079,456,986

See Notes to Financial Statements.

WisdomTree Trust	103

Schedule of Investments

WisdomTree U.S. Value Fund (WTV)

March 31, 2022

Investments	Shares	Value

COMMON STOCKS – 99.8%

United States – 99.8%

Aerospace & Defense – 1.4%

L3Harris Technologies, Inc.	2,939	$730,254

Northrop Grumman Corp.	1,806	807,679

Total Aerospace & Defense		1,537,933

Air Freight & Logistics – 0.5%

C.H. Robinson Worldwide, Inc.	5,459	587,989

Banks – 5.9%

Bank of America Corp.	21,460	884,581

BOK Financial Corp.	3,864	363,023

Citigroup, Inc.	9,862	526,631

Comerica, Inc.	11,625	1,051,249

Commerce Bancshares, Inc.	6,470	463,187

JPMorgan Chase & Co.	3,988	543,644

KeyCorp	25,160	563,081

Synovus Financial Corp.	10,591	518,959

Truist Financial Corp.	10,537	597,448

U.S. Bancorp	5,563	295,673

Zions Bancorp NA	13,976	916,267

Total Banks		6,723,743

Beverages – 0.4%

Constellation Brands, Inc., Class A	1,915	441,063

Biotechnology – 1.9%

AbbVie, Inc.	2,479	401,871

Amgen, Inc.	3,174	767,536

Biogen, Inc.*	973	204,914

Gilead Sciences, Inc.	13,323	792,052

Total Biotechnology		2,166,373

Building Products – 2.7%

Advanced Drainage Systems, Inc.	3,285	390,291

Builders FirstSource, Inc.*	7,201	464,753

Lennox International, Inc.	2,256	581,732

Masco Corp.	12,622	643,722

Owens Corning	11,051	1,011,166

Total Building Products		3,091,664

Capital Markets – 6.3%

Affiliated Managers Group, Inc.	4,800	676,560

Ameriprise Financial, Inc.	4,296	1,290,347

Bank of New York Mellon Corp.	18,723	929,222

Goldman Sachs Group, Inc.	4,375	1,444,188

Houlihan Lokey, Inc.	3,876	340,313

Jefferies Financial Group, Inc.	31,678	1,040,622

Morgan Stanley	13,217	1,155,166

SEI Investments Co.	4,387	264,141

Total Capital Markets		7,140,559

Chemicals – 2.7%

Celanese Corp.	8,093	1,156,247

Dow, Inc.	7,614	485,164

DuPont de Nemours, Inc.	7,515	552,954

FMC Corp.	4,279	562,988

Sherwin-Williams Co.	1,281	319,763

Total Chemicals		3,077,116

Commercial Services & Supplies – 0.3%

Cintas Corp.	866	368,388

Communications Equipment – 0.6%

Lumentum Holdings, Inc.*	7,340	716,384

Construction & Engineering – 1.4%

AECOM	14,881	1,143,010

WillScot Mobile Mini Holdings Corp.*	12,155	475,625

Total Construction & Engineering		1,618,635

Construction Materials – 0.3%

Eagle Materials, Inc.	2,551	327,446

Consumer Finance – 5.3%

Ally Financial, Inc.	27,906	1,213,353

American Express Co.	3,162	591,294

Capital One Financial Corp.	6,622	869,402

Credit Acceptance Corp.*(a)	3,444	1,895,474

Discover Financial Services	6,371	702,021

Synchrony Financial	20,491	713,292

Total Consumer Finance		5,984,836

Containers & Packaging – 1.7%

Crown Holdings, Inc.	6,465	808,707

International Paper Co.	12,027	555,046

Sealed Air Corp.	8,253	552,621

Total Containers & Packaging		1,916,374

Diversified Consumer Services – 0.9%

Service Corp. International	15,889	1,045,814

Diversified Financial Services – 3.3%

Berkshire Hathaway, Inc., Class B*	4,265	1,505,161

Equitable Holdings, Inc.	41,091	1,270,123

Voya Financial, Inc.	14,568	966,587

Total Diversified Financial Services		3,741,871

Diversified Telecommunication Services – 1.6%

Lumen Technologies, Inc.(a)	157,735	1,777,673

Electric Utilities – 0.4%

PPL Corp.	17,700	505,512

Electrical Equipment – 0.7%

Acuity Brands, Inc.	4,241	802,821

Electronic Equipment, Instruments & Components – 1.6%

Arrow Electronics, Inc.*	9,500	1,126,985

CDW Corp.	3,592	642,573

Total Electronic Equipment, Instruments & Components		1,769,558

Entertainment – 0.6%

Liberty Media Corp. – Liberty Formula One, Class C*	9,414	657,474

Health Care Equipment & Supplies – 0.4%

Becton Dickinson and Co.	1,626	432,516

Health Care Providers & Services – 7.8%

Anthem, Inc.	1,317	646,937

See Notes to Financial Statements.

104	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Value Fund (WTV)

March 31, 2022

Investments	Shares	Value

Cardinal Health, Inc.	19,106	$1,083,310

Chemed Corp.	1,160	587,598

Cigna Corp.	5,957	1,427,357

DaVita, Inc.*	13,939	1,576,640

HCA Healthcare, Inc.	2,903	727,550

Humana, Inc.	2,284	993,928

McKesson Corp.	2,347	718,487

Quest Diagnostics, Inc.	4,593	628,598

Universal Health Services, Inc., Class B	3,678	533,126

Total Health Care Providers & Services		8,923,531

Hotels, Restaurants & Leisure – 1.8%

Domino’s Pizza, Inc.	1,782	725,292

Starbucks Corp.	9,360	851,479

Yum! Brands, Inc.	3,721	441,050

Total Hotels, Restaurants & Leisure		2,017,821

Household Durables – 2.5%

Mohawk Industries, Inc.*	3,835	476,307

NVR, Inc.*	144	643,287

PulteGroup, Inc.	14,049	588,653

Tempur Sealy International, Inc.	23,848	665,836

Whirlpool Corp.	2,371	409,661

Total Household Durables		2,783,744

Household Products – 0.4%

Procter & Gamble Co.	3,124	477,347

Insurance – 8.1%

Aflac, Inc.	21,429	1,379,813

Alleghany Corp.*	551	466,697

Allstate Corp.	12,663	1,753,952

American Financial Group, Inc.	5,359	780,378

American International Group, Inc.	11,715	735,351

Assurant, Inc.	5,335	970,063

Fidelity National Financial, Inc.	11,810	576,801

Hartford Financial Services Group, Inc.	11,299	811,381

Loews Corp.	13,110	849,790

Travelers Cos., Inc.	4,703	859,379

Total Insurance		9,183,605

Interactive Media & Services – 1.9%

Alphabet, Inc., Class A*	104	289,260

Meta Platforms, Inc., Class A*	4,104	912,566

Twitter, Inc.*	24,471	946,783

Total Interactive Media & Services		2,148,609

Internet & Direct Marketing Retail – 1.6%

eBay, Inc.	31,978	1,831,060

IT Services – 2.1%

Gartner, Inc.*	2,264	673,450

GoDaddy, Inc., Class A*	5,584	467,381

Jack Henry & Associates, Inc.	4,084	804,752

Western Union Co.	21,930	410,968

Total IT Services		2,356,551

Life Sciences Tools & Services – 0.3%

Mettler-Toledo International, Inc.*	263	361,149

Machinery – 0.6%

Snap-on, Inc.	1,958	402,330

Stanley Black & Decker, Inc.	2,078	290,483

Total Machinery		692,813

Media – 4.5%

Charter Communications, Inc., Class A*	1,162	633,894

Fox Corp., Class A	28,224	1,113,437

Liberty Broadband Corp., Class C*	7,446	1,007,593

News Corp., Class A	38,721	857,670

Omnicom Group, Inc.	6,938	588,897

Sirius XM Holdings, Inc.(a)	146,005	966,553

Total Media		5,168,044

Metals & Mining – 2.5%

Nucor Corp.	6,472	962,063

Reliance Steel & Aluminum Co.	5,419	993,573

Steel Dynamics, Inc.	10,123	844,562

Total Metals & Mining		2,800,198

Multiline Retail – 0.8%

Dollar General Corp.	2,139	476,206

Target Corp.	2,197	466,247

Total Multiline Retail		942,453

Oil, Gas & Consumable Fuels – 6.2%

Chevron Corp.	7,781	1,266,980

ConocoPhillips	6,034	603,400

Exxon Mobil Corp.	13,580	1,121,572

Kinder Morgan, Inc.	61,958	1,171,626

Marathon Petroleum Corp.	12,683	1,084,397

ONEOK, Inc.	5,991	423,144

Williams Cos., Inc.	42,583	1,422,698

Total Oil, Gas & Consumable Fuels		7,093,817

Pharmaceuticals – 1.6%

Bristol-Myers Squibb Co.	16,297	1,190,170

Merck & Co., Inc.	5,982	490,823

Pfizer, Inc.	3,017	156,190

Total Pharmaceuticals		1,837,183

Road & Rail – 2.6%

Avis Budget Group, Inc.*	3,076	809,911

CSX Corp.	13,308	498,385

Norfolk Southern Corp.	2,638	752,410

Union Pacific Corp.	3,237	884,381

Total Road & Rail		2,945,087

Semiconductors & Semiconductor Equipment – 1.6%

Lam Research Corp.	2,344	1,260,158

Qorvo, Inc.*	4,317	535,740

Total Semiconductors & Semiconductor Equipment		1,795,898

Software – 2.8%

Dropbox, Inc., Class A*	18,557	431,450

Fair Isaac Corp.*	2,619	1,221,659

Oracle Corp.	18,851	1,559,543

Total Software		3,212,652

See Notes to Financial Statements.

WisdomTree Trust	105

Schedule of Investments (concluded)

WisdomTree U.S. Value Fund (WTV)

March 31, 2022

Investments	Shares	Value

Specialty Retail – 4.9%

Advance Auto Parts, Inc.	3,482	$720,635

AutoNation, Inc.*	10,181	1,013,824

Bath & Body Works, Inc.	10,200	487,560

Best Buy Co., Inc.	7,773	706,566

Dick’s Sporting Goods, Inc.(a)	5,137	513,803

Home Depot, Inc.	1,667	498,983

Lowe’s Cos., Inc.	4,697	949,686

Williams-Sonoma, Inc.	4,918	713,110

Total Specialty Retail		5,604,167

Technology Hardware, Storage & Peripherals – 2.2%

Apple, Inc.	9,515	1,661,414

HP, Inc.	23,070	837,441

Total Technology Hardware, Storage & Peripherals		2,498,855

Textiles, Apparel & Luxury Goods – 0.4%

Crocs, Inc.*	5,666	432,882

Tobacco – 1.2%

Altria Group, Inc.	26,747	1,397,531

Trading Companies & Distributors – 0.5%

W.W. Grainger, Inc.	1,105	569,948
TOTAL COMMON STOCKS (Cost: $106,812,636)		113,506,687

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 2.4%

United States – 2.4%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.25%(b)
(Cost: $2,659,917)	2,659,917	2,659,917

TOTAL INVESTMENTS IN SECURITIES – 102.2% (Cost: $109,472,553)		116,166,604

Other Assets less Liabilities – (2.2)%		(2,452,185)

NET ASSETS – 100.0%		$113,714,419

*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2022 (See Note 2). At March 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $4,637,784 and the total market value of the collateral held by the Fund was $4,862,897. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $2,202,980.

(b)	Rate shown represents annualized 7-day yield as of March 31, 2022.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$113,506,687	$—	$—	$113,506,687
Investment of Cash Collateral for Securities Loaned	—	2,659,917	—	2,659,917
Total Investments in Securities	$113,506,687	$2,659,917	$—	$116,166,604

See Notes to Financial Statements.

106	WisdomTree Trust

Statements of Assets and Liabilities

WisdomTree Trust

March 31, 2022

	WisdomTree U.S. AI Enhanced Value Fund	WisdomTree U.S. ESG Fund	WisdomTree U.S. Growth & Momentum Fund	WisdomTree U.S. High Dividend Fund	WisdomTree U.S. LargeCap Dividend Fund
ASSETS:

Investments, at cost	$498,539,122	$60,075,578	$4,215,652	$861,930,277	$2,427,116,643

Investment in affiliates, at cost (Note 3)	—	—	—	1,567,972	1,632,686
Investments in securities, at value[1,2] (Note 2)	492,186,386	77,007,173	4,089,554	1,021,540,424	3,420,501,607

Investment in affiliates, at value (Note 3)	—	—	—	1,605,865	1,685,016

Cash	272,742	16,631	7,489	626,477	2,204,704

Receivables:

Investment securities sold[3]	2,895,469	—	—	—	—

Capital shares sold	—	—	—	4,442,302	9,983,198

Dividends	912,857	63,823	408	2,896,898	5,116,235

Securities lending income	1,933	9	—	1,898	3,459
Total Assets	496,269,387	77,087,636	4,097,451	1,031,113,864	3,439,494,219
LIABILITIES:

Payables:

Cash collateral received for securities loaned (Note 2)	964,907	11,792	—	1,418,979	1,483,298

Investment securities purchased	—	—	—	4,417,228	9,965,181

Capital shares redeemed	2,508,460	—	—	—	—

Advisory fees (Note 3)	158,174	17,884	1,951	314,018	793,612

Service fees (Note 2)	1,831	281	16	3,638	12,481
Total Liabilities	3,633,372	29,957	1,967	6,153,863	12,254,572
NET ASSETS	$492,636,015	$77,057,679	$4,095,484	$1,024,960,001	$3,427,239,647
NET ASSETS:

Paid-in capital	$593,268,186	$67,686,839	$5,159,604	$931,681,723	$2,632,832,912

Total distributable earnings (loss)	(100,632,171)	9,370,840	(1,064,120)	93,278,278	794,406,735
NET ASSETS	$492,636,015	$77,057,679	$4,095,484	$1,024,960,001	$3,427,239,647
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	4,975,000	1,600,000	180,000	11,650,000	52,200,000
Net asset value per share	$99.02	$48.16	$22.75	$87.98	$65.66
[1] Includes market value of securities out on loan of:	$9,361,617	$187,488	—	$16,556,964	$26,771,627
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).
[3] Includes market value of securities out on loan, which were sold and pending settlement, of:	$391,713	—	—	—	—

See Notes to Financial Statements.

WisdomTree Trust	107

Statements of Assets and Liabilities (continued)

WisdomTree Trust

March 31, 2022

	WisdomTree U.S. LargeCap Fund	WisdomTree U.S. MidCap Dividend Fund	WisdomTree U.S. MidCap Fund	WisdomTree U.S. Multifactor Fund	WisdomTree U.S. Quality Dividend Growth Fund
ASSETS:

Investments, at cost	$595,177,778	$2,740,304,104	$721,791,486	$211,784,929	$5,843,851,294

Investment in affiliates, at cost (Note 3)	322,554	502,866	2,133,587	—	—
Investments in securities, at value[1,2] (Note 2)	696,031,284	3,238,586,666	816,318,123	227,872,926	7,030,419,173

Investment in affiliates, at value (Note 3)	396,757	643,530	2,294,204	—	—

Cash	215,679	1,083,710	250,100	113,766	2,392,347

Receivables:

Capital shares sold	—	2,246,895	—	—	12,881,505

Dividends	525,358	5,598,417	640,891	218,631	13,415,693

Securities lending income	718	18,998	7,530	2,810	19,138
Total Assets	697,169,796	3,248,178,216	819,510,848	228,208,133	7,059,127,856
LIABILITIES:

Payables:

Cash collateral received for securities loaned (Note 2)	168,366	34,316,751	7,577,119	4,207,090	11,305,736

Investment securities purchased	—	2,237,215	—	—	12,862,643

Advisory fees (Note 3)	46,048	1,013,771	258,235	51,117	1,615,636

Service fees (Note 2)	2,533	11,740	2,996	803	25,389
Total Liabilities	216,947	37,579,477	7,838,350	4,259,010	25,809,404
NET ASSETS	$696,952,849	$3,210,598,739	$811,672,498	$223,949,123	$7,033,318,452
NET ASSETS:

Paid-in capital	$623,412,726	$3,075,808,728	$798,433,945	$226,473,868	$6,168,304,510

Total distributable earnings (loss)	73,540,123	134,790,011	13,238,553	(2,524,745)	865,013,942
NET ASSETS	$696,952,849	$3,210,598,739	$811,672,498	$223,949,123	$7,033,318,452
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	14,450,000	72,450,000	14,850,000	5,475,000	110,650,000
Net asset value per share	$48.23	$44.31	$54.66	$40.90	$63.56
[1] Includes market value of securities out on loan of:	$1,568,762	$136,612,198	$42,921,326	$4,805,253	$65,665,818
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

108	WisdomTree Trust

Statements of Assets and Liabilities (concluded)

WisdomTree Trust

March 31, 2022

	WisdomTree U.S. SmallCap Dividend Fund	WisdomTree U.S. SmallCap Fund	WisdomTree U.S. SmallCap Quality Dividend Growth Fund	WisdomTree U.S. Total Dividend Fund	WisdomTree U.S. Value Fund
ASSETS:

Investments, at cost	$1,694,062,363	$652,791,659	$214,991,904	$783,892,666	$109,472,553

Investment in affiliates, at cost (Note 3)	1,206,686	—	—	—	—
Investments in securities, at value[1,2] (Note 2)	1,884,369,477	701,625,003	224,480,796	1,079,456,986	116,166,604

Investment in affiliates, at value (Note 3)	1,218,396	—	—	—	—

Cash	1,174,193	2,820,905	200,037	946,274	80,991

Receivables:

Investment securities sold	2,393,442	919,296	396,576	302,643	—

Capital shares sold	3,210,860	4,847,480	—	—	—

Dividends	3,616,700	525,459	320,538	1,685,897	137,297

Securities lending income	53,083	40,074	744	1,428	1,665
Total Assets	1,896,036,151	710,778,217	225,398,691	1,082,393,228	116,386,557
LIABILITIES:

Payables:

Cash collateral received for securities loaned (Note 2)	10,687,737	10,374,295	492,729	1,461,326	2,659,917

Investment securities purchased	3,191,459	7,445,291	—	47,201	—

Advisory fees (Note 3)	604,484	223,677	72,339	251,662	11,789

Service fees (Note 2)	7,002	2,593	838	3,955	432
Total Liabilities	14,490,682	18,045,856	565,906	1,764,144	2,672,138
NET ASSETS	$1,881,545,469	$692,732,361	$224,832,785	$1,080,629,084	$113,714,419
NET ASSETS:

Paid-in capital	$2,051,454,633	$709,215,427	$231,213,513	$868,369,073	$112,659,871

Total distributable earnings (loss)	(169,909,164)	(16,483,066)	(6,380,728)	212,260,011	1,054,548
NET ASSETS	$1,881,545,469	$692,732,361	$224,832,785	$1,080,629,084	$113,714,419
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	59,050,000	14,450,000	5,035,000	16,750,000	1,850,000
Net asset value per share	$31.86	$47.94	$44.65	$64.52	$61.47
[1] Includes market value of securities out on loan of:	$66,825,714	$38,690,944	$1,180,619	$1,711,777	$4,637,784
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

WisdomTree Trust	109

Statements of Operations

WisdomTree Trust

For the Year or Period Ended March 31, 2022

	WisdomTree U.S. AI Enhanced Value Fund	WisdomTree U.S. ESG Fund	WisdomTree U.S. Growth & Momentum Fund[1]	WisdomTree U.S. High Dividend Fund	WisdomTree U.S. LargeCap Dividend Fund
INVESTMENT INCOME:

Dividends	$17,197,965	$1,392,900	$19,002	$33,112,288	$80,034,730

Dividends from affiliates (Note 3)	22,423	—	—	52,441	125,123

Securities lending income, net (Note 2)	26,187	2,384	—	33,946	53,247

Less: Foreign withholding taxes on dividends	(3,756)	—	(75)	(310)	—
Total investment income	17,242,819	1,395,284	18,927	33,198,365	80,213,100
EXPENSES:

Advisory fees (Note 3)	2,083,429	263,370	25,887	3,196,275	8,772,468

Service fees (Note 2)	24,124	4,139	207	37,010	137,853
Total expenses	2,107,553	267,509	26,094	3,233,285	8,910,321
Expense waivers (Note 3)	(1,351)	—	—	(3,400)	(6,236)
Net expenses	2,106,202	267,509	26,094	3,229,885	8,904,085
Net investment income (loss)	15,136,617	1,127,775	(7,167)	29,968,480	71,309,015
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(3,103,553)	479,190	(956,293)	31,246,162	(44,869,158)

Investment transactions in affiliates (Note 3)	167,565	—	—	118,198	970,593

In-kind redemptions	113,925,493	14,254,933	(112,076)	2,655,671	270,091,036
Net realized gain (loss)	110,989,505	14,734,123	(1,068,369)	34,020,031	226,192,471
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	(82,580,686)	(5,774,969)	(126,098)	86,256,554	190,174,611

Investment transactions in affiliates (Note 3)	(80,015)	—	—	37,893	(259,487)
Net increase (decrease) in unrealized appreciation/depreciation	(82,660,701)	(5,774,969)	(126,098)	86,294,447	189,915,124
Net realized and unrealized gain (loss) on investments	28,328,804	8,959,154	(1,194,467)	120,314,478	416,107,595
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$43,465,421	$10,086,929	$(1,201,634)	$150,282,958	$487,416,610
[1] For the period June 24, 2021 (commencement of operations) through March 31, 2022.

See Notes to Financial Statements.

110	WisdomTree Trust

Statements of Operations (continued)

WisdomTree Trust

For the Year Ended March 31, 2022

	WisdomTree U.S. LargeCap Fund	WisdomTree U.S. MidCap Dividend Fund	WisdomTree U.S. MidCap Fund	WisdomTree U.S. Multifactor Fund	WisdomTree U.S. Quality Dividend Growth Fund
INVESTMENT INCOME:

Dividends	$10,675,342	$82,022,714	$13,188,462	$2,862,425	$145,507,923

Dividends from affiliates (Note 3)	39,020	137,052	57,389	—	—

Non-cash dividends	7,863	—	—	—	—

Securities lending income, net (Note 2)	20,759	174,737	69,691	20,498	118,328

Less: Foreign withholding taxes on dividends	—	(29,609)	—	—	—
Total investment income	10,742,984	82,304,894	13,315,542	2,882,923	145,626,251
EXPENSES:

Advisory fees (Note 3)	495,313	11,621,902	2,943,067	432,847	18,036,033

Service fees (Note 2)	27,242	134,569	34,077	6,802	283,423
Total expenses	522,555	11,756,471	2,977,144	439,649	18,319,456
Expense waivers (Note 3)	—	(9,736)	(4,477)	—	—
Net expenses	522,555	11,746,735	2,972,667	439,649	18,319,456
Net investment income	10,220,429	70,558,159	10,342,875	2,443,274	127,306,795
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(5,970,286)	(10,689,792)	(3,836,367)	1,289,910	(74,602,695)

Investment transactions in affiliates (Note 3)	256,662	1,940,934	154,761	—	—

In-kind redemptions	68,246,107	271,164,136	94,393,202	14,644,171	660,771,867

Futures contracts	—	—	—	43,850	—
Net realized gain	62,532,483	262,415,278	90,711,596	15,977,931	586,169,172
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	(7,511,243)	8,887,047	(41,817,748)	(3,360,106)	54,598,644

Investment transactions in affiliates (Note 3)	(69,446)	(1,288,843)	114,895	—	—
Net increase (decrease) in unrealized appreciation/depreciation	(7,580,689)	7,598,204	(41,702,853)	(3,360,106)	54,598,644
Net realized and unrealized gain on investments	54,951,794	270,013,482	49,008,743	12,617,825	640,767,816
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$65,172,223	$340,571,641	$59,351,618	$15,061,099	$768,074,611

See Notes to Financial Statements.

WisdomTree Trust	111

Statements of Operations (concluded)

WisdomTree Trust

For the Year Ended March 31, 2022

	WisdomTree U.S. SmallCap Dividend Fund	WisdomTree U.S. SmallCap Fund	WisdomTree U.S. SmallCap Quality Dividend Growth Fund	WisdomTree U.S. Total Dividend Fund	WisdomTree U.S. Value Fund
INVESTMENT INCOME:

Dividends	$56,539,901	$11,548,852	$5,923,646	$25,561,165	$1,710,759

Dividends from affiliates (Note 3)	65,270	39,476	—	—	—

Interest	286	—	—	—	—

Non-cash dividends	22,610	—	—	—	—

Securities lending income, net (Note 2)	368,367	366,940	14,370	10,918	11,252

Less: Foreign withholding taxes on dividends	(13,822)	—	(4,457)	(1,332)	—
Total investment income	56,982,612	11,955,268	5,933,559	25,570,751	1,722,011
EXPENSES:

Advisory fees (Note 3)	7,101,580	2,446,455	785,508	2,741,193	246,690

Service fees (Note 2)	82,229	28,327	9,095	43,076	3,662
Total expenses	7,183,809	2,474,782	794,603	2,784,269	250,352
Expense waivers (Note 3)	(4,302)	(2,365)	—	—	—
Net expenses	7,179,507	2,472,417	794,603	2,784,269	250,352
Net investment income	49,803,105	9,482,851	5,138,956	22,786,482	1,471,659
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(23,510,089)	4,180,270	2,969,440	(13,531,877)	(620,133)

Investment transactions in affiliates (Note 3)	420,404	136,097	—	—	—

In-kind redemptions	161,562,820	64,289,621	12,831,258	88,389,818	8,236,965
Net realized gain	138,473,135	68,605,988	15,800,698	74,857,941	7,616,832
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	(98,332,399)	(63,268,389)	(22,533,592)	49,959,306	(1,931,528)

Investment transactions in affiliates (Note 3)	6,091	(149,688)	—	—	—
Net increase (decrease) in unrealized appreciation/depreciation	(98,326,308)	(63,418,077)	(22,533,592)	49,959,306	(1,931,528)
Net realized and unrealized gain (loss) on investments	40,146,827	5,187,911	(6,732,894)	124,817,247	5,685,304
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$89,949,932	$14,670,762	$(1,593,938)	$147,603,729	$7,156,963

See Notes to Financial Statements.

112	WisdomTree Trust

Statements of Changes in Net Assets

WisdomTree Trust

	WisdomTree U.S. AI Enhanced Value Fund		WisdomTree U.S. ESG Fund		WisdomTree U.S. Growth & Momentum Fund

	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Period June 24, 2021* through March 31, 2022
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income (loss)	$15,136,617	$18,081,851	$1,127,775	$1,047,661	$(7,167)

Net realized gain (loss) on investments	110,989,505	(30,926,076)	14,734,123	13,899,040	(1,068,369)

Net increase (decrease) in unrealized appreciation/depreciation on investments	(82,660,701)	229,877,885	(5,774,969)	23,008,203	(126,098)
Net increase (decrease) in net assets resulting from operations	43,465,421	217,033,660	10,086,929	37,954,904	(1,201,634)
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(15,541,024)	(17,898,781)	(1,160,908)	(1,018,751)	—
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	364,669,874	3,076,020	24,008,059	17,089,290	16,954,907

Cost of shares redeemed	(455,449,072)	(189,730,575)	(44,250,848)	(38,475,090)	(11,657,889)
Net increase (decrease) in net assets resulting from capital share transactions	(90,779,198)	(186,654,555)	(20,242,789)	(21,385,800)	5,297,018
Net Increase (Decrease) in Net Assets	(62,854,801)	12,480,324	(11,316,768)	15,550,353	4,095,384
NET ASSETS:

Beginning of period	$555,490,816	$543,010,492	$88,374,447	$72,824,094	$100

End of period	$492,636,015	$555,490,816	$77,057,679	$88,374,447	$4,095,484
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	5,900,000	8,400,000	2,025,000	2,650,000	4

Shares created	3,575,000	50,000	500,000	450,000	640,000

Shares redeemed	(4,500,000)	(2,550,000)	(925,000)	(1,075,000)	(460,004)
Shares outstanding, end of year	4,975,000	5,900,000	1,600,000	2,025,000	180,000
* Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

See Notes to Financial Statements.

WisdomTree Trust	113

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree U.S. High Dividend Fund		WisdomTree U.S. LargeCap Dividend Fund			WisdomTree U.S. LargeCap Fund

	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2022		For the Year Ended March 31, 2021	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$29,968,480	$30,375,864	$71,309,015		$64,831,610	$10,220,429	$8,416,957

Net realized gain (loss) on investments	34,020,031	(18,329,771)	226,192,471		(33,987,478)	62,532,483	12,953,450

Net increase (decrease) in unrealized appreciation/depreciation on investments	86,294,447	239,062,782	189,915,124		829,329,898	(7,580,689)	162,594,605
Net increase in net assets resulting from operations	150,282,958	251,108,875	487,416,610		860,174,030	65,172,223	183,965,012
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(25,589,520)	(32,948,834)	(68,529,090)		(64,521,145)	(10,044,472)	(8,454,532)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	138,112,763	16,615,726	622,081,915		299,263,631	307,846,850	67,242,141

Cost of shares redeemed	(11,880,667)	(139,676,472)	(437,197,112)		(121,142,441)	(176,815,594)	(73,381,483)
Net increase (decrease) in net assets resulting from capital share transactions	126,232,096	(123,060,746)	184,884,803		178,121,190	131,031,256	(6,139,342)
Net Increase in Net Assets	250,925,534	95,099,295	603,772,323		973,774,075	186,159,007	169,371,138
NET ASSETS:

Beginning of year	$774,034,467	$678,935,172	$2,823,467,324		$1,849,693,249	$510,793,842	$341,422,704

End of year	$1,024,960,001	$774,034,467	$3,427,239,647		$2,823,467,324	$696,952,849	$510,793,842
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	10,150,000	12,000,000	49,300,000	[1]	45,700,000 [1]	11,800,000	12,150,000

Shares created	1,650,000	250,000	9,750,000	[1]	6,100,000 [1]	6,300,000	1,700,000

Shares redeemed	(150,000)	(2,100,000)	(6,850,000)[1]		(2,500,000)[1]	(3,650,000)	(2,050,000)
Shares outstanding, end of year	11,650,000	10,150,000	52,200,000	[1]	49,300,000 [1]	14,450,000	11,800,000
[1] Shares were adjusted to reflect a 2:1 stock split effective December 23, 2021 (Note 7).

See Notes to Financial Statements.

114	WisdomTree Trust

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree U.S. MidCap Dividend Fund		WisdomTree U.S. MidCap Fund		WisdomTree U.S. Multifactor Fund

	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$70,558,159	$66,862,905	$10,342,875	$8,828,790	$2,443,274	$1,714,691

Net realized gain on investments and futures contracts	262,415,278	2,636,071	90,711,596	16,090,231	15,977,931	19,942,438

Net increase (decrease) in unrealized appreciation/depreciation on investments	7,598,204	1,341,649,935	(41,702,853)	370,153,834	(3,360,106)	41,578,768
Net increase in net assets resulting from operations	340,571,641	1,411,148,911	59,351,618	395,072,855	15,061,099	63,235,897
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(69,041,808)	(69,319,287)	(10,460,358)	(8,770,455)	(2,386,625)	(1,705,277)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	742,558,113	55,709,893	301,475,820	11,230,457	116,237,028	28,173,706

Cost of shares redeemed	(707,983,566)	(978,306,188)	(245,691,713)	(251,144,450)	(53,452,146)	(82,522,173)
Net increase (decrease) in net assets resulting from capital share transactions	34,574,547	(922,596,295)	55,784,107	(239,913,993)	62,784,882	(54,348,467)
Net Increase in Net Assets	306,104,380	419,233,329	104,675,367	146,388,407	75,459,356	7,182,153
NET ASSETS:

Beginning of year	$2,904,494,359	$2,485,261,030	$706,997,131	$560,608,724	$148,489,767	$141,307,614

End of year	$3,210,598,739	$2,904,494,359	$811,672,498	$706,997,131	$223,949,123	$148,489,767
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	71,900,000	102,750,000	13,900,000	21,200,000	3,925,000	5,750,000

Shares created	17,050,000	1,700,000	5,500,000	250,000	2,900,000	825,000

Shares redeemed	(16,500,000)	(32,550,000)	(4,550,000)	(7,550,000)	(1,350,000)	(2,650,000)
Shares outstanding, end of year	72,450,000	71,900,000	14,850,000	13,900,000	5,475,000	3,925,000

See Notes to Financial Statements.

WisdomTree Trust	115

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree U.S. Quality Dividend Growth Fund		WisdomTree U.S. SmallCap Dividend Fund		WisdomTree U.S. SmallCap Fund

	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$127,306,795	$91,692,637	$49,803,105	$40,928,097	$9,482,851	$5,883,606

Net realized gain (loss) on investments	586,169,172	275,474,139	138,473,135	(64,013,287)	68,605,988	(43,267,606)

Net increase (decrease) in unrealized appreciation/depreciation on investments	54,598,644	1,242,219,741	(98,326,308)	862,869,556	(63,418,077)	373,427,903
Net increase in net assets resulting from operations	768,074,611	1,609,386,517	89,949,932	839,784,366	14,670,762	336,043,903
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(123,175,321)	(90,898,526)	(48,960,885)	(41,528,464)	(10,226,320)	(5,647,946)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	2,834,445,980	2,329,055,020	380,148,570	44,957,078	240,692,318	74,445,010

Cost of shares redeemed	(2,022,674,106)	(994,378,619)	(369,415,022)	(330,309,232)	(161,731,595)	(215,189,958)
Net increase (decrease) in net assets resulting from capital share transactions	811,771,874	1,334,676,401	10,733,548	(285,352,154)	78,960,723	(140,744,948)
Net Increase in Net Assets	1,456,671,164	2,853,164,392	51,722,595	512,903,748	83,405,165	189,651,009
NET ASSETS:

Beginning of year	$5,576,647,288	$2,723,482,896	$1,829,822,874	$1,316,919,126	$609,327,196	$419,676,187

End of year	$7,033,318,452	$5,576,647,288	$1,881,545,469	$1,829,822,874	$692,732,361	$609,327,196
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	97,600,000	70,100,000	58,850,000	72,700,000	12,900,000	18,750,000

Shares created	44,950,000	46,600,000	11,850,000	1,800,000	4,850,000	1,700,000

Shares redeemed	(31,900,000)	(19,100,000)	(11,650,000)	(15,650,000)	(3,300,000)	(7,550,000)
Shares outstanding, end of year	110,650,000	97,600,000	59,050,000	58,850,000	14,450,000	12,900,000

See Notes to Financial Statements.

116	WisdomTree Trust

Statements of Changes in Net Assets (concluded)

WisdomTree Trust

	WisdomTree U.S. SmallCap Quality Dividend Growth Fund		WisdomTree U.S. Total Dividend Fund			WisdomTree U.S. Value Fund

	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2022		For the Year Ended March 31, 2021	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$5,138,956	$3,099,271	$22,786,482		$20,668,770	$1,471,659	$1,037,842

Net realized gain (loss) on investments	15,800,698	8,396,753	74,857,941		(12,257,262)	7,616,832	8,228,075

Net increase (decrease) in unrealized appreciation/depreciation on investments	(22,533,592)	60,716,996	49,959,306		281,999,291	(1,931,528)	24,326,602
Net increase (decrease) in net assets resulting from operations	(1,593,938)	72,213,020	147,603,729		290,410,799	7,156,963	33,592,519
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(5,126,380)	(3,076,752)	(21,438,300)		(20,745,554)	(1,432,409)	(1,059,051)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	86,414,103	67,747,027	224,200,288		35,217,669	79,294,095	23,568,030

Cost of shares redeemed	(42,593,588)	(22,953,191)	(145,267,142)		(64,308,529)	(29,744,857)	(59,455,621)
Net increase (decrease) in net assets resulting from capital share transactions	43,820,515	44,793,836	78,933,146		(29,090,860)	49,549,238	(35,887,591)
Net Increase (Decrease) in Net Assets	37,100,197	113,930,104	205,098,575		240,574,385	55,273,792	(3,354,123)
NET ASSETS:

Beginning of year	$187,732,588	$73,802,484	$875,530,509		$634,956,124	$58,440,627	$61,794,750

End of year	$224,832,785	$187,732,588	$1,080,629,084		$875,530,509	$113,714,419	$58,440,627
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	4,085,000	2,950,000	15,500,000	[1]	16,200,000 [1]	1,040,000 [2]	1,900,000 [2]

Shares created	1,880,000	1,755,000	3,550,000	[1]	700,000 [1]	1,290,000 [2]	480,000 [2]

Shares redeemed	(930,000)	(620,000)	(2,300,000)[1]		(1,400,000)[1]	(480,000)[2]	(1,340,000)[2]
Shares outstanding, end of year	5,035,000	4,085,000	16,750,000	[1]	15,500,000 [1]	1,850,000 [2]	1,040,000 [2]
[1] Shares were adjusted to reflect a 2:1 stock split effective December 23, 2021 (Note 7).
[2] Shares were adjusted to reflect a 2:1 stock split effective June 10, 2021.

See Notes to Financial Statements.

WisdomTree Trust	117

Financial Highlights

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree U.S. AI Enhanced Value Fund	For the Year Ended March 31, 2022^	For the Year Ended March 31, 2021^	For the Year Ended March 31, 2020^	For the Year Ended March 31, 2019^	For the Year Ended March 31, 2018^
Net asset value, beginning of year	$94.15	$64.64	$85.52	$84.43	$82.50
Investment operations:

Net investment income[1]	2.70	2.67	3.11	3.06	2.73

Net realized and unrealized gain (loss)	4.95	29.49	(20.83)	1.05	1.96
Total from investment operations	7.65	32.16	(17.72)	4.11	4.69
Dividends and distributions to shareholders:

Net investment income	(2.78)	(2.65)	(3.16)	(2.96)	(2.76)

Capital gains	—	—	—	(0.06)	—
Total dividends and distributions to shareholders	(2.78)	(2.65)	(3.16)	(3.02)	(2.76)
Net asset value, end of year	$99.02	$94.15	$64.64	$85.52	$84.43

TOTAL RETURN[2]	8.19%	50.69%	(21.49)%	4.99%	5.71%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$492,636	$555,491	$543,010	$791,069	$810,510

Ratios to average net assets[3] of:

Expenses[4]	0.38%	0.38%	0.38%	0.38%	0.38%

Net investment income	2.76%	3.40%	3.61%	3.57%	3.22%
Portfolio turnover rate[5]	96%[8,9]	47%	46%	32%	34%

WisdomTree U.S. ESG Fund	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020[6]	For the Year Ended March 31, 2019[6]	For the Year Ended March 31, 2018[6,7]
Net asset value, beginning of year	$43.64	$27.48	$32.29	$31.09	$27.89
Investment operations:

Net investment income[1]	0.57	0.47	0.64	0.60	0.53

Net realized and unrealized gain (loss)	4.55	16.16	(4.62)	1.29	3.17
Total from investment operations	5.12	16.63	(3.98)	1.89	3.70
Dividends to shareholders:

Net investment income	(0.60)	(0.47)	(0.83)	(0.69)	(0.50)
Net asset value, end of year	$48.16	$43.64	$27.48	$32.29	$31.09

TOTAL RETURN[2]	11.73%	60.80%	(12.73)%	6.34%	13.31%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$77,058	$88,374	$72,824	$113,025	$69,946

Ratios to average net assets of:

Expenses	0.28%	0.28%	0.28%	0.28%	0.28%

Net investment income	1.20%	1.29%	1.90%	1.89%	1.75%
Portfolio turnover rate[5]	69%	78%	56%	22%	22%
^

The information reflects the investment objective and strategy of the WisdomTree U.S. Dividend ex-Financials Fund through January 17, 2022 and the investment objective and strategy of the WisdomTree U.S. AI Enhanced Value Fund thereafter.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees for the WisdomTree U.S. AI Enhanced Value Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[4]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[5]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[6]

The information reflects the investment objective and strategy of the WisdomTree U.S. Total Market Fund through March 16, 2020 and the investment objective and strategy of the WisdomTree U.S. ESG Fund thereafter.

[7]	Per share amounts were adjusted to reflect a 3:1 stock split effective November 10, 2017.

[8]	The increase in the portfolio turnover rate was primarily a result of the change in investment objective and strategy on January 18, 2022.

[9]	On January 7, 2022, Voya Investment Management Co., LLC replaced Mellon Investments Corporation as sub-advisor to the Fund.

See Notes to Financial Statements.

118	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree U.S. Growth & Momentum Fund	For the Period June 24, 2021* through March 31, 2022
Net asset value, beginning of period	$25.66
Investment operations:

Net investment loss[1]	(0.03)

Net realized and unrealized loss	(2.88)
Total from investment operations	(2.91)
Net asset value, end of period	$22.75

TOTAL RETURN[2]	(11.34)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$4,095

Ratios to average net assets of:

Expenses	0.55%[3]

Net investment loss	(0.15)%[3]
Portfolio turnover rate[4]	254%

WisdomTree U.S. High Dividend Fund	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
Net asset value, beginning of year	$76.26	$56.58	$72.49	$68.11	$68.48
Investment operations:

Net investment income[1]	2.88	2.71	2.65	2.49	2.21

Net realized and unrealized gain (loss)	11.30	19.94	(15.81)	4.28	(0.34)
Total from investment operations	14.18	22.65	(13.16)	6.77	1.87
Dividends to shareholders:

Net investment income	(2.46)	(2.97)	(2.75)	(2.39)	(2.24)
Net asset value, end of year	$87.98	$76.26	$56.58	$72.49	$68.11

TOTAL RETURN[2]	18.96%	40.97%	(18.99)%	10.15%	2.69%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$1,024,960	$774,034	$678,935	$953,276	$1,035,295

Ratios to average net assets[5] of:

Expenses[6]	0.38%	0.38%	0.38%	0.38%	0.38%[7]

Net investment income	3.56%	4.13%	3.63%	3.55%	3.17%
Portfolio turnover rate[4]	38%	43%	39%	20%	17%
*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees for the WisdomTree U.S. High Dividend Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[5]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[6]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[7]	Included in the expense ratio are legal expenses. Without these legal expenses, the annualized expense ratio would have been unchanged.

See Notes to Financial Statements.

WisdomTree Trust	119

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree U.S. LargeCap Dividend Fund	For the Year Ended March 31, 2022[1]	For the Year Ended March 31, 2021[1]	For the Year Ended March 31, 2020[1]	For the Year Ended March 31, 2019[1]	For the Year Ended March 31, 2018[1]
Net asset value, beginning of year	$57.27	$40.47	$47.11	$44.25	$41.46
Investment operations:

Net investment income[2]	1.42	1.36	1.36	1.27	1.11

Net realized and unrealized gain (loss)	8.33	16.79	(6.64)	2.83	2.79
Total from investment operations	9.75	18.15	(5.28)	4.10	3.90
Dividends to shareholders:

Net investment income	(1.36)	(1.35)	(1.36)	(1.24)	(1.11)
Net asset value, end of year	$65.66	$57.27	$40.47	$47.11	$44.25

TOTAL RETURN[3]	17.16%	45.40%	(11.62)%	9.44%	9.44%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$3,427,240	$2,823,467	$1,849,693	$2,034,965	$1,933,552

Ratios to average net assets[4] of:

Expenses[5]	0.28%	0.28%	0.28%	0.28%	0.28%

Net investment income	2.28%	2.73%	2.76%	2.79%	2.54%
Portfolio turnover rate[6]	19%	20%	13%	11%	10%

WisdomTree U.S. LargeCap Fund	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018[7]
Net asset value, beginning of year	$43.29	$28.10	$31.77	$30.30	$27.14
Investment operations:

Net investment income[2]	0.78	0.73	0.73	0.60	0.53

Net realized and unrealized gain (loss)	4.92	15.19	(3.72)	1.46	3.11
Total from investment operations	5.70	15.92	(2.99)	2.06	3.64
Dividends to shareholders:

Net investment income	(0.76)	(0.73)	(0.68)	(0.59)	(0.48)
Net asset value, end of year	$48.23	$43.29	$28.10	$31.77	$30.30

TOTAL RETURN[3]	13.19%	57.11%	(9.65)%	6.93%	13.49%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$696,953	$510,794	$341,423	$239,851	$184,813

Ratios to average net assets[4] of:

Expenses	0.08%	0.08%	0.08%[5]	0.28%[5]	0.28%[5]

Net investment income	1.65%	2.00%	2.16%	1.94%	1.80%
Portfolio turnover rate[6]	22%	21%	22%	14%	17%
[1]	Per share amounts were adjusted to reflect a 2:1 stock split effective December 23, 2021 (Note 7).

[2]	Based on average shares outstanding.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[5]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[6]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[7]	Per share amounts were adjusted to reflect a 3:1 stock split effective November 10, 2017.

See Notes to Financial Statements.

120	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree U.S. MidCap Dividend Fund	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018[1]
Net asset value, beginning of year	$40.40	$24.19	$35.76	$34.11	$32.50
Investment operations:

Net investment income[2]	0.99	0.80	1.01	0.82	0.76

Net realized and unrealized gain (loss)	3.89	16.24	(11.56)	1.61	1.59
Total from investment operations	4.88	17.04	(10.55)	2.43	2.35
Dividends to shareholders:

Net investment income	(0.97)	(0.83)	(1.02)	(0.78)	(0.74)
Net asset value, end of year	$44.31	$40.40	$24.19	$35.76	$34.11

TOTAL RETURN[3]	12.17%	71.52%	(30.28)%	7.21%	7.30%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$3,210,599	$2,904,494	$2,485,261	$3,733,683	$3,064,477

Ratios to average net assets[4] of:

Expenses[5]	0.38%	0.38%	0.38%	0.38%	0.38%[6]

Net investment income	2.31%	2.55%	2.84%	2.34%	2.26%
Portfolio turnover rate[7]	38%	57%	33%	27%	27%

WisdomTree U.S. MidCap Fund	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
Net asset value, beginning of year	$50.86	$26.44	$39.30	$38.63	$35.25
Investment operations:

Net investment income[2]	0.72	0.56	0.62	0.53	0.47

Net realized and unrealized gain (loss)	3.81	24.45	(12.83)	0.68	3.32
Total from investment operations	4.53	25.01	(12.21)	1.21	3.79
Dividends to shareholders:

Net investment income	(0.73)	(0.59)	(0.65)	(0.54)	(0.41)
Net asset value, end of year	$54.66	$50.86	$26.44	$39.30	$38.63

TOTAL RETURN[3]	8.93%	95.30%	(31.45)%	3.22%	10.77%[8]
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$811,672	$706,997	$560,609	$1,098,311	$1,035,164

Ratios to average net assets[4] of:

Expenses[5]	0.38%	0.38%	0.38%	0.38%	0.38%

Net investment income	1.34%	1.49%	1.58%	1.34%	1.25%
Portfolio turnover rate[7]	50%	50%	41%	36%	45%
[1]	Per share amounts were adjusted to reflect a 3:1 stock split effective November 10, 2017.

[2]	Based on average shares outstanding.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[5]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[6]	Included in the expense ratio are legal expenses. Without these legal expenses, the annualized expense ratio would have been unchanged.

[7]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[8]	Includes a reimbursement from the sub-advisor for an operational error. Excluding the reimbursement, total return would have been unchanged.

See Notes to Financial Statements.

WisdomTree Trust	121

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree U.S. Multifactor Fund	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Period June 29, 2017* through March 31, 2018
Net asset value, beginning of year	$37.83	$24.58	$28.98	$27.91	$24.75
Investment operations:

Net investment income[1]	0.63	0.39	0.59	0.47	0.34

Net realized and unrealized gain (loss)	3.03	13.26	(4.43)	0.97	3.09
Total from investment operations	3.66	13.65	(3.84)	1.44	3.43
Dividends to shareholders:

Net investment income	(0.59)	(0.40)	(0.56)	(0.37)	(0.27)
Net asset value, end of year	$40.90	$37.83	$24.58	$28.98	$27.91

TOTAL RETURN[2]	9.68%	55.76%	(13.43)%	5.25%	13.90%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$223,949	$148,490	$141,308	$114,481	$5,582

Ratios to average net assets of:

Expenses	0.28%	0.28%	0.28%[3,4]	0.28%[3,4]	0.28%[5]

Net investment income	1.58%	1.21%	1.94%[3]	1.65%[3]	1.66%[5]
Portfolio turnover rate[6]	152%	147%	145%	179%	143%

WisdomTree U.S. Quality Dividend Growth Fund	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
Net asset value, beginning of year	$57.14	$38.85	$43.04	$40.32	$35.45
Investment operations:

Net investment income[1]	1.22	1.07	1.09	0.97	0.78

Net realized and unrealized gain (loss)	6.37	18.27	(4.21)	2.71	4.84
Total from investment operations	7.59	19.34	(3.12)	3.68	5.62
Dividends and distributions to shareholders:

Net investment income	(1.17)	(1.05)	(1.07)	(0.93)	(0.75)

Capital gains	—	—	—	(0.03)	—
Total dividends and distributions to shareholders	(1.17)	(1.05)	(1.07)	(0.96)	(0.75)
Net asset value, end of year	$63.56	$57.14	$38.85	$43.04	$40.32

TOTAL RETURN[2]	13.36%	50.24%	(7.52)%	9.25%	15.95%[7]
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$7,033,318	$5,576,647	$2,723,483	$2,780,361	$2,064,305

Ratios to average net assets of:

Expenses	0.28%	0.28%	0.28%	0.28%	0.28%

Net investment income	1.98%	2.15%	2.43%	2.33%	1.99%
Portfolio turnover rate[6]	30%	30%	41%	29%	29%

*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees for the WisdomTree U.S. Multifactor Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[4]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[5]	Annualized.

[6]

Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[7]	Includes a reimbursement from the sub-advisor for an operational error. Excluding the reimbursement, total return would have been unchanged.

See Notes to Financial Statements.

122	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree U.S. SmallCap Dividend Fund	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018[1]
Net asset value, beginning of year	$31.09	$18.11	$27.54	$27.43	$26.88
Investment operations:

Net investment income[2]	0.85	0.66	0.79	0.82	0.81

Net realized and unrealized gain (loss)	0.76	12.99	(9.40)	0.08	0.53
Total from investment operations	1.61	13.65	(8.61)	0.90	1.34
Dividends to shareholders:

Net investment income	(0.84)	(0.67)	(0.82)	(0.79)	(0.79)
Net asset value, end of year	$31.86	$31.09	$18.11	$27.54	$27.43

TOTAL RETURN[3]	5.18%	76.76%	(32.22)%	3.25%	5.02%[4]
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$1,881,545	$1,829,823	$1,316,919	$2,087,705	$1,965,277

Ratios to average net assets[5] of:

Expenses[6]	0.38%	0.38%	0.38%	0.38%	0.38%

Net investment income	2.66%	2.78%	2.94%	2.91%	2.93%
Portfolio turnover rate[7]	39%	53%	50%	26%	36%

WisdomTree U.S. SmallCap Fund	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
Net asset value, beginning of year	$47.23	$22.38	$36.08	$35.70	$32.16
Investment operations:

Net investment income[2]	0.73	0.44	0.51	0.58	0.37

Net realized and unrealized gain (loss)	0.78	24.85	(13.66)	0.38	3.51
Total from investment operations	1.51	25.29	(13.15)	0.96	3.88
Dividends to shareholders:

Net investment income	(0.80)	(0.44)	(0.55)	(0.58)	(0.34)
Net asset value, end of year	$47.94	$47.23	$22.38	$36.08	$35.70

TOTAL RETURN[3]	3.11%	113.74%	(36.87)%	2.72%	12.09%[4]
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$692,732	$609,327	$419,676	$736,098	$588,999

Ratios to average net assets[5] of:

Expenses[6]	0.38%	0.38%	0.38%	0.38%	0.38%

Net investment income	1.47%	1.33%	1.45%	1.56%	1.08%
Portfolio turnover rate[7]	54%	56%	55%	45%	48%
[1]	Per share amounts were adjusted to reflect a 3:1 stock split effective November 10, 2017.

[2]	Based on average shares outstanding.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]	Includes a reimbursement from the sub-advisor for an operational error. Excluding the reimbursement, total return would have been unchanged.

[5]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[6]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[7]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

WisdomTree Trust	123

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree U.S. SmallCap Quality Dividend Growth Fund	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
Net asset value, beginning of year	$45.96	$25.02	$34.70	$34.26	$33.06
Investment operations:

Net investment income[1]	1.14	0.94	0.80	0.88	0.76

Net realized and unrealized gain (loss)	(1.32)	20.92	(9.68)	0.41	1.21
Total from investment operations	(0.18)	21.86	(8.88)	1.29	1.97
Dividends to shareholders:

Net investment income	(1.13)	(0.92)	(0.80)	(0.85)	(0.77)
Net asset value, end of year	$44.65	$45.96	$25.02	$34.70	$34.26

TOTAL RETURN[2]	(0.45)%	88.65%	(26.22)%	3.81%	5.97%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$224,833	$187,733	$73,802	$119,699	$101,060

Ratios to average net assets of:

Expenses	0.38%	0.38%	0.38%	0.38%	0.38%

Net investment income	2.49%	2.67%	2.29%	2.47%	2.24%
Portfolio turnover rate[3]	60%	83%	51%	42%	51%

WisdomTree U.S. Total Dividend Fund	For the Year Ended March 31, 2022[4]	For the Year Ended March 31, 2021[4]	For the Year Ended March 31, 2020[4]	For the Year Ended March 31, 2019[4]	For the Year Ended March 31, 2018[4]
Net asset value, beginning of year	$56.49	$39.19	$47.31	$44.56	$42.02
Investment operations:

Net investment income[1]	1.43	1.33	1.38	1.28	1.14

Net realized and unrealized gain (loss)	7.94	17.30	(8.13)	2.71	2.52
Total from investment operations	9.37	18.63	(6.75)	3.99	3.66
Dividends to shareholders:

Net investment income	(1.34)	(1.33)	(1.37)	(1.24)	(1.12)
Net asset value, end of year	$64.52	$56.49	$39.19	$47.31	$44.56

TOTAL RETURN[2]	16.73%	48.15%	(14.75)%	9.10%	8.76%[5]
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$1,080,629	$875,531	$634,956	$648,103	$579,232

Ratios to average net assets of:

Expenses	0.28%	0.28%	0.28%[6,7]	0.28%[6,7]	0.28%[6,7,8]

Net investment income	2.33%	2.73%	2.82%[6]	2.78%[6]	2.56%[6]
Portfolio turnover rate[3]	22%	22%	16%	11%	11%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees for the WisdomTree U.S. Total Dividend Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[4]	Per share amounts were adjusted to reflect a 2:1 stock split effective December 23, 2021 (Note 7).

[5]	Includes a reimbursement from the sub-advisor for an operational error. Excluding the reimbursement, total return would have been unchanged.

[6]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[7]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[8]	Included in the expense ratio are legal expenses. Without these legal expenses, the annualized expense ratio would have been unchanged.

See Notes to Financial Statements.

124	WisdomTree Trust

Financial Highlights (concluded)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree U.S. Value Fund	For the Year Ended March 31, 2022[1]	For the Year Ended March 31, 2021[1]	For the Year Ended March 31, 2020[1]	For the Year Ended March 31, 2019[1]	For the Year Ended March 31, 2018[1,2]
Net asset value, beginning of year	$56.19	$32.52	$42.35	$40.43	$35.13
Investment operations:

Net investment income[3]	1.08	0.76	0.76	0.72	0.57

Net realized and unrealized gain (loss)	5.19	23.79	(9.88)	1.94	5.30
Total from investment operations	6.27	24.55	(9.12)	2.66	5.87
Dividends to shareholders:

Net investment income	(0.99)	(0.88)	(0.71)	(0.74)	(0.57)
Net asset value, end of year	$61.47	$56.19	$32.52	$42.35	$40.43

TOTAL RETURN[4]	11.16%	76.07%	(21.86)%	6.70%	16.77%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$113,714	$58,441	$61,795	$38,113	$44,466

Ratios to average net assets of:

Expenses	0.30%[5]	0.38%	0.38%	0.38%	0.38%[6,7]

Net investment income	1.77%	1.76%	1.75%	1.73%	1.48%[6]
Portfolio turnover rate[8]	62%	59%	101%	54%	82%
[1]	Per share amounts were adjusted to reflect a 2:1 stock split effective June 10, 2021.

[2]

The information reflects the investment objective and strategy of the WisdomTree U.S. LargeCap Value Fund through December 17, 2017 and the investment objective and strategy of the WisdomTree U.S. Value Fund (formerly, WisdomTree U.S. Quality Shareholder Yield Fund) thereafter.

[3]	Based on average shares outstanding.

[4]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[5]	Prior to January 3, 2022, the Fund’s annual advisory fee rate was 0.38% and, thereafter, was reduced to 0.12% per annum.

[6]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[7]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[8]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

WisdomTree Trust	125

Notes to Financial Statements

1. ORGANIZATION

WisdomTree Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust on December 15, 2005 and is authorized to have multiple series of portfolios (each a “Fund”, collectively, the “Funds”). These notes relate only to the Funds listed below. In accordance with Accounting Standards Codification Topic 946, Financial Services-Investment Companies, each Fund listed below qualifies as an investment company and is applying the accounting and reporting guidance for investment companies.

Fund	Commencement of Operations
WisdomTree U.S. AI Enhanced Value Fund (“U.S. AI Enhanced Value Fund”) (formerly, WisdomTree U.S. Dividend ex-Financials Fund (DTN))	June 16, 2006
WisdomTree U.S. ESG Fund (“U.S. ESG Fund”)	February 23, 2007
WisdomTree U.S. Growth & Momentum Fund (“U.S. Growth & Momentum Fund”)	June 24, 2021
WisdomTree U.S. High Dividend Fund (“U.S. High Dividend Fund”)	June 16, 2006
WisdomTree U.S. LargeCap Dividend Fund (“U.S. LargeCap Dividend Fund”)	June 16, 2006
WisdomTree U.S. LargeCap Fund (“U.S. LargeCap Fund”)	February 23, 2007
WisdomTree U.S. MidCap Dividend Fund (“U.S. MidCap Dividend Fund”)	June 16, 2006
WisdomTree U.S. MidCap Fund (“U.S. MidCap Fund”)	February 23, 2007
WisdomTree U.S. Multifactor Fund (“U.S. Multifactor Fund”)	June 29, 2017
WisdomTree U.S. Quality Dividend Growth Fund (“U.S. Quality Dividend Growth Fund”)	May 22, 2013
WisdomTree U.S. SmallCap Dividend Fund (“U.S. SmallCap Dividend Fund”)	June 16, 2006
WisdomTree U.S. SmallCap Fund (“U.S. SmallCap Fund”)	February 23, 2007
WisdomTree U.S. SmallCap Quality Dividend Growth Fund (“U.S. SmallCap Quality Dividend Growth Fund”)	July 25, 2013
WisdomTree U.S. Total Dividend Fund (“U.S. Total Dividend Fund”)	June 16, 2006
WisdomTree U.S. Value Fund (“U.S. Value Fund”) (formerly, WisdomTree U.S. Quality Shareholder Yield Fund (QSY))	February 23, 2007

Each Fund, except the U.S. AI Enhanced Value Fund, U.S. ESG Fund and U.S. Value Fund, seeks to track the price and yield performance, before fees and expenses, of a particular index (“Index”) developed by WisdomTree Investments, Inc. (“WisdomTree Investments”) or an Index developed by a third party. The U.S. AI Enhanced Value Fund and U.S. Value Fund are actively managed using a model-based approach seeking income and capital appreciation. Prior to January 18, 2022, the U.S. AI Enhanced Value Fund was known as the WisdomTree U.S. Dividend ex-Financials Fund, which was a passively managed fund that sought to track the price and yield performance, before fees and expenses, of an index developed by WisdomTree Investments. The U.S. ESG Fund is actively managed using a model-based approach seeking capital appreciation. WisdomTree Investments is the parent company of WisdomTree Asset Management, Inc. (“WTAM”), the investment adviser to each Fund and the Trust. “WisdomTree” is a registered trademark of WisdomTree Investments and has been licensed for use by the Trust. Each Fund described herein is considered to be non-diversified as defined under the 1940 Act.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believes such exposure to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.

The following is a summary of significant accounting policies followed by the Funds:

Use of Estimates — The preparation of financial statements in conformity with GAAP, requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation — The net asset value (“NAV”) of each Fund’s shares is calculated each day a Fund is open for business as of the regularly scheduled close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time (the “NAV

126	WisdomTree Trust

Notes to Financial Statements (continued)

Calculation Time”). NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding. Each Fund issues and redeems shares at NAV only in large blocks of shares known as creation units, which only certain institutions (e.g., broker-dealers) may purchase or redeem. Shares of each Fund are listed on a national securities exchange and trade at market prices. Most investors will buy and sell shares in the secondary market through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV or less than NAV. In calculating each Fund’s NAV, investments are valued under policies approved by the Board of Trustees of the Trust (the “Board of Trustees”). Equity securities (including preferred stock) traded on any recognized U.S. or non-U.S. exchange are valued at the last sale price or official closing price on the exchange on which they are principally traded. Unlisted equity securities (including preferred stock) are valued at the last sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price. Each Fund may invest in money market funds which are valued at their NAV per share and exchange-traded funds (“ETFs” or “ETF”) or exchange-traded notes (“ETNs” or “ETN”) which are valued at their last sale or official closing price on the exchange on which they are principally traded or at their NAV per share in instances where the ETF or ETN has not traded on its principal exchange. Futures contracts generally are valued at the settlement price, the price at which a futures contract settles once a given trading day has ended, on the primary exchange on which they trade.

In certain instances, such as when reliable market valuations are not readily available, a Fund’s investments will be fair valued in accordance with the Fund’s pricing policy. The Board of Trustees has established a pricing committee (the “Pricing Committee”) which is comprised of senior representatives of WTAM and which reports to the Board of Trustees on a quarterly basis. In the event that a financial instrument cannot be valued based upon a price from the exchange or system on which it is principally traded, independent pricing service provider or broker-dealer quotation, or such prices are deemed to not reflect current market value, the Pricing Committee may value the financial instrument in good faith under the policies and procedures approved by the Board of Trustees based on current facts and circumstances. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations, securities whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV Calculation Time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Fair Value Measurement — In accordance with Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosures, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Pricing Committee will perform other procedures (consistent with GAAP) to value an investment when a market quote is not available. ASC 820 established a three-tier hierarchy of inputs to be used when determining fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Fund’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended (either due to events affecting the issuer of the security specifically or events affecting the primary trading exchange more broadly) or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation or market activity; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets in which the security is traded but before the time as of which a Fund’s NAV is computed and that may materially affect the value of the Fund’s investments).

WisdomTree Trust	127

Notes to Financial Statements (continued)

The valuation techniques and significant inputs used in determining the fair market value measurements for Level 2 and Level 3 positions are as follows:

Financial instruments are generally valued by independent pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. Depending on the type of financial instrument, the independent pricing service providers’ internal pricing models may use inputs that are observable such as issuer details (e.g., credit rating, debt ranking, coupon date, maturity date, etc.), interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Financial instruments that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate.

Determination of a fair value by the Pricing Committee may include significant unobservable inputs and therefore such financial instruments would be reflected as a Level 3 of the fair value hierarchy. The Pricing Committee may employ a market-based valuation approach which may use, among other potential considerations, related or comparable securities, recent transactions, market multiples, and other relevant information to determine fair value. The Pricing Committee may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value.

The summary of fair valuations according to the inputs used in valuing each Fund’s assets as of the measurement date is included in a “Fair Valuation Summary” supplementary table in each applicable Fund’s Schedule of Investments.

During the fiscal year or period ended March 31, 2022, there were no significant transfers into or out of Level 3 of the fair value hierarchy.

Derivatives and Hedging Disclosure — Codification Topic 815 (“ASC 815”), Derivatives and Hedging, requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. All of the derivative instruments disclosed and described herein are subject to risk.

For the fiscal year ended March 31, 2022, the effects of derivative instruments on each applicable Fund’s financial performance as reflected in the Statements of Operations are presented in the summary below:

Fund	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]
U.S. Multifactor Fund
Equity risk	$43,850
[1]	Realized gains (losses) on derivatives are located on the Statements of Operations as follows:

Equity risk	Net realized gain (loss) from futures contracts

During the fiscal year ended March 31, 2022, the volume of derivative activity (based on the average of month-end balances, except where footnoted) for each Fund was as follows:

Average Notional

Fund	Futures contracts (long)
U.S. Multifactor Fund
Equity risk[1]	$352,907
[1]	The volume of derivative activity for the period is based on intra-month balances.

Investment Transactions and Investment Income — Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Dividend income (less foreign taxes withheld, if any) is recognized on the ex-dividend date. Non-cash dividend income is recognized on the ex-dividend date at the fair value of securities to be received. On each measurement date, the Funds evaluate the collectability of receivable balances. Generally, the Funds will write-off dividend receivable balances that are canceled by the issuer as of the date that the dividend receivable cancellation notification was publicly made available or when it becomes probable that dividends will not be collected and the amount of uncollectable dividends can be reasonably estimated. Income earned from securities lending activities (i.e., securities lending income), net of fees payable to the securities borrower and/or securities lending agent, is accrued daily.

Expenses — Under the investment advisory agreement for each Fund, except for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including

128	WisdomTree Trust

Notes to Financial Statements (continued)

any settlements in connection therewith; (iii) compensation and expenses of trustees who are not interested persons of the Funds (“Independent Trustees”); (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”); (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to WTAM.

Under the investment advisory agreement for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expenses related to the provision of securities lending services; and (x) the advisory fee payable to WTAM.

Acquired fund fees and expenses (“AFFEs”) (which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies) are not operating expenses of the Funds and are not paid by WTAM.

Pursuant to a separate contractual arrangement, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WTAM receives a fee, as shown on the Statements of Operations under “Service fees”, of up to 0.0044% per annum of each Fund’s average daily net assets for providing such services and paying such expenses. WTAM provides CCO services to the Trust.

Futures Contracts — The U.S. Multifactor Fund utilized equity futures contracts on a temporary basis during the fiscal period to obtain market exposure consistent with its investment objective. When a Fund purchases a listed futures contract, it agrees to purchase a specified reference asset (e.g., commodity, currency or U.S. Treasury security) at a specified future date. When a Fund sells a listed futures contract, it agrees to sell a specified reference asset (e.g., commodity, currency or U.S. Treasury security) at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The exchange clearing corporation is the ultimate counterparty for all exchange-listed contracts, so credit risk is limited to the creditworthiness of the exchange clearing corporation.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or U.S. government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Cash deposited as initial margin, if any, is shown as “Deposits at broker for futures contracts” in the Statement of Assets and Liabilities, and U.S. government securities deposited as initial margin, if any, are designated in the Schedule of Investments. Subsequent payments, known as “variation margin”, generally are made or received by the Fund each day or at other agreed-upon time periods depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts, variation margin payments may be made or received when the futures contract expires. Variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures. When a Fund purchases or sells a futures contract, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, a Fund will segregate assets consisting of, or take other measures with respect to, cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, will “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. This will function as a practical limit on the amount of leverage which a Fund may undertake and on the potential increase in the speculative character of a Fund’s outstanding portfolio securities.

As of March 31, 2022, there were no open futures contracts in the Funds.

Securities Lending — Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. The cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. The values of the investments of cash collateral for securities on loan along with the obligations to return such collateral are included on the Statements of Assets and Liabilities. The total value of securities received as collateral for securities on loan is included in a footnote following each Schedule of Investments, but is not included within the Statements of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. As compensation for lending its securities, each Fund retains all or a portion of the interest received on investment of cash collateral or receives a fee from

WisdomTree Trust	129

Notes to Financial Statements (continued)

the borrower (net of any fee rebates paid to the borrower). The lending agent receives a portion of the income earned by the Funds in connection with the lending program. The net securities lending income earned by the Funds is disclosed on the Statements of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. Dividends received while a security is out on loan are not considered Qualified Dividend Income (“QDI”) under the specific criteria issued by the Internal Revenue Service and are subject to taxation at the shareholder’s ordinary income tax rate instead of the lower long-term capital gains tax rate. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults. In the event of a borrower default with respect to the failure to return to each Fund some or all of the securities loaned, the securities lending agent shall indemnify each Fund against the failure of the borrower if the value of the collateral received is insufficient to cover the market value of the securities loaned.

Master Netting Arrangements — Codification Topic 210 (“ASC 210”), Balance Sheet, requires disclosures generally intended to (i) help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position, (ii) improve transparency in the reporting of how companies mitigate credit risk, and (iii) facilitate comparisons between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of international financial reporting standards. ASC 210 requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASC 210 is limited in scope to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging); (ii) repurchase agreements and reverse repurchase agreements; and (iii) securities borrowing and securities lending transactions.

The Funds’ securities lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between the Funds and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, a Fund typically receives from a Borrower collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, a Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. A Fund is exposed to risk of loss if a Borrower defaults on its obligation to return borrowed securities and the value of the collateral a Fund received is insufficient to cover the market value of the securities loaned. Also, the lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market fund which is subject to market fluctuation. Therefore, a Fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the Fund’s obligation to return the full amount owed to such Borrower.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to the Lending Agreement or similar arrangements in the Statements of Assets and Liabilities. Therefore, all qualifying transactions, if any at March 31, 2022, are presented on a gross basis in the Statements of Assets and Liabilities. As of March 31, 2022, certain of the Funds had securities on loan and the value of the related collateral received by each of those Funds exceeded the value of the securities loaned by each of those Funds. The value of the securities loaned by each Fund is located in the Statements of Assets and Liabilities in “Investments in securities, at value” and also in the footnotes below the Schedules of Investments. In addition, a breakout of the total amount of cash and non-cash securities lending collateral received is located in the footnotes below the Schedules of Investments.

Short-Term Investments — Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments include short-term obligations issued by the U.S. government, its agencies, non-U.S. government agencies, negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions, commercial papers, repurchase agreements and money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Tax Information and Dividends and Distributions to Shareholders — It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). A portion of the Code, known as subchapter M (“Subchapter M”), addresses the ways by which investment companies and investment trusts may pass income through to shareholders in order to avoid double taxation. Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code so that it will not be subject to federal income tax on income and gains that are timely distributed to Fund shareholders. Accordingly, no provision for U.S. federal income taxes is required. In order to qualify for the special tax treatment accorded to RICs and their shareholders, each Fund must, among other things, distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income. There can be no guarantee that a Fund will pay dividends. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental

130	WisdomTree Trust

Notes to Financial Statements (continued)

distributions at some other time during the year. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with the requirements of the Code and the U.S. Treasury regulations. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profit for tax purposes are reported for tax purposes as a return of capital.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

WTAM has overall responsibility for the general management and administration of the Trust. WTAM provides an investment program for each Fund. WTAM has arranged for Mellon Investments Corporation (“Mellon”) to provide sub-advisory services to the Funds, except for U.S. AI Enhanced Value Fund. Prior to January 7, 2022, sub-advisory services for the U.S. AI Enhanced Value Fund were provided by Mellon and thereafter by Voya Investment Management Co., LLC (“Voya IM”). Mellon and Voya IM are compensated by WTAM at no additional cost to the Funds. WTAM also arranges for transfer agency, custody, fund accounting, fund administration, securities lending and all other non-distribution related services necessary for the Funds to operate, which are generally under separate agreements entered into between the Trust on behalf of the Funds and the applicable service provider. Under the investment advisory agreement for each Fund, WTAM agrees to pay all expenses of the Funds, except for certain expenses described in Note 2.

Pursuant to a separate contractual arrangement, as also described in Note 2, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees in exchange for a fee, accrued daily and paid monthly in arrears, of up to 0.0044% per annum of each Fund’s average daily net assets.

WTAM expects to receive annual advisory fees from each Fund, based on a percentage of the Fund’s average daily net assets, as shown in the following table:

Fund	Advisory Fee Rate
U.S. AI Enhanced Value Fund	0.38%
U.S. ESG Fund	0.28%
U.S. Growth & Momentum Fund[1]	0.55%
U.S. High Dividend Fund	0.38%
U.S. LargeCap Dividend Fund	0.28%
U.S. LargeCap Fund	0.08%
U.S. MidCap Dividend Fund	0.38%
U.S. MidCap Fund	0.38%
U.S. Multifactor Fund	0.28%
U.S. Quality Dividend Growth Fund	0.28%
U.S. SmallCap Dividend Fund	0.38%
U.S. SmallCap Fund	0.38%
U.S. SmallCap Quality Dividend Growth Fund	0.38%
U.S. Total Dividend Fund	0.28%
U.S. Value Fund	0.12%[2]
[1]	Since the commencement of operations on June 24, 2021.

[2]	Prior to January 3, 2022, WTAM received an annual advisory fee of 0.38% based on the Fund’s average daily net assets.

WisdomTree Trust	131

Notes to Financial Statements (continued)

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Transactions in shares of affiliated ETFs for the fiscal year or period ended March 31, 2022, as applicable, are included in an “Investment in Affiliates” supplementary table in each applicable Fund’s Schedule of Investments. For these transactions, WTAM voluntarily waives a portion of the advisory fees, that it would otherwise charge, in an amount equal to the indirect AFFE (which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies) attributable to each Fund’s investment in affiliated ETFs. The dollar amount of advisory fees waived during the period for the Funds, if any, are included in the Statement of Operations in “Expense waivers”.

During the fiscal year ended March 31, 2022, certain Funds engaged in purchase and sale transactions with funds that have a common investment adviser, WTAM. These interfund purchase and sale transactions were effected in accordance with Rule 17a-7 under the 1940 Act. For the fiscal year ended March 31, 2022, the cost of purchases, proceeds from sales and the net realized gain or loss recognized upon the disposal of securities resulting from interfund transactions are shown in the following table:

Fund	Purchases	Sales	Net Realized Gain/(Loss)
U.S. High Dividend Fund	$29,887,619	$57,017,406	$12,999,201
U.S. LargeCap Dividend Fund	14,849,450	66,252,327	5,364,847
U.S. LargeCap Fund	18,627,756	13,335,186	287,900
U.S. MidCap Dividend Fund	80,016,462	295,487,612	8,080,903
U.S. MidCap Fund	54,951,367	75,707,705	668,739
U.S. Quality Dividend Growth Fund	90,406,379	61,988,215	(527,702)
U.S. SmallCap Dividend Fund	243,953,385	49,507,625	857,931
U.S. SmallCap Fund	68,468,186	30,693,688	3,140,399
U.S. SmallCap Quality Dividend Growth Fund	53,803,567	14,257,355	2,480,664
U.S. Total Dividend Fund	20,410,137	11,127,189	850,484

WTAM and/or WisdomTree Investments (collectively herein, “WT”) may from time to time own shares of a Fund. As of and for the fiscal year ended March 31, 2022, WT held shares of and received distributions from the following Funds, which were purchased through an unaffiliated broker in ordinary brokerage transactions in the secondary market in which the Funds’ shares trade:

	At March 31, 2022		For the Fiscal Year Ended March 31, 2022

Fund	Fund Shares held by WT	Market Value of Fund Shares held by WT	Dividends and Distributions paid to WT on Fund Shares held by WT
U.S. AI Enhanced Value Fund	—	$—	$11
U.S. ESG Fund	250	12,070	154
U.S. High Dividend Fund	—	—	78
U.S. LargeCap Fund	1,744	84,340	1,441
U.S. MidCap Dividend Fund	446	19,811	437
U.S. Multifactor Fund	1,136	46,540	677
U.S. Quality Dividend Growth Fund	804	51,191	914
U.S. SmallCap Dividend Fund	120	3,824	12
U.S. SmallCap Fund	103	4,940	64
U.S. SmallCap Quality Dividend Growth Fund	478	21,328	473
U.S. Total Dividend Fund	410	26,470	627
U.S. Value Fund	78	4,804	18

132	WisdomTree Trust

Notes to Financial Statements (continued)

4. CAPITAL SHARE TRANSACTIONS

As of March 31, 2022, there were an unlimited number of $0.001 par value shares of beneficial interest authorized by the Trust. Shares are issued and redeemed by each Fund only in creation units or multiples thereof. Except when aggregated in creation units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for the purchase of creation units of a Fund generally consists of the in-kind contribution of a basket of securities and/or an amount of cash. Investors purchasing and redeeming creation units may be charged a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of creation units.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding purchases and sales resulting from in-kind capital share transactions and short-term investments) and the cost of purchases and the proceeds from sales resulting from in-kind capital share transactions (excluding short-term investments) for the fiscal year or period ended March 31, 2022 are shown in the following table. Realized gains and losses on sales resulting from in-kind capital share redemptions, as shown on the Statements of Operations, are not recognized by the Funds for tax purposes.

			In-kind Capital Share Transactions

Fund	Purchases	Sales	Purchases	Sales
U.S. AI Enhanced Value Fund	$517,247,273	$515,447,322	$358,712,630	$449,633,106
U.S. ESG Fund	64,336,370	64,276,210	23,924,294	44,068,986
U.S. Growth & Momentum Fund[1]	16,889,099	16,912,983	16,966,169	11,658,265
U.S. High Dividend Fund	320,960,416	314,783,586	137,616,581	11,859,025
U.S. LargeCap Dividend Fund	585,177,404	585,029,516	620,939,380	432,917,976
U.S. LargeCap Fund	139,757,183	135,670,121	305,055,586	177,579,062
U.S. MidCap Dividend Fund	1,178,428,142	1,167,519,266	731,215,976	694,417,893
U.S. MidCap Fund	386,303,767	389,526,086	301,048,260	240,308,527
U.S. Multifactor Fund	237,739,726	237,235,129	115,901,669	53,374,188
U.S. Quality Dividend Growth Fund	1,937,541,392	1,926,537,876	2,771,208,947	1,970,117,995
U.S. SmallCap Dividend Fund	745,866,029	728,483,231	376,730,084	367,259,272
U.S. SmallCap Fund	345,980,188	343,551,669	239,955,828	160,757,032
U.S. SmallCap Quality Dividend Growth Fund	124,249,159	123,966,317	84,460,754	41,297,000
U.S. Total Dividend Fund	210,789,690	209,678,503	223,713,440	144,182,796
U.S. Value Fund	51,574,344	51,376,487	79,289,126	29,945,075
[1]	For the period June 24, 2021 (commencement of operations) through March 31, 2022.

6. FEDERAL INCOME TAXES

At March 31, 2022, the cost of investments (including securities on loan and derivatives) for Federal income tax purposes was as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
U.S. AI Enhanced Value Fund	$498,724,821	$19,506,633	$(26,045,068)	$(6,538,435)
U.S. ESG Fund	60,190,383	18,196,395	(1,379,605)	16,816,790
U.S. Growth & Momentum Fund	4,244,088	212,377	(366,911)	(154,534)
U.S. High Dividend Fund	866,433,740	172,074,119	(15,361,570)	156,712,549
U.S. LargeCap Dividend Fund	2,438,721,578	1,006,674,590	(23,209,545)	983,465,045
U.S. LargeCap Fund	597,745,085	114,892,526	(16,209,570)	98,682,956
U.S. MidCap Dividend Fund	2,747,167,607	559,261,276	(67,198,687)	492,062,589
U.S. MidCap Fund	725,629,614	121,493,986	(28,511,273)	92,982,713
U.S. Multifactor Fund	212,232,871	19,887,281	(4,247,226)	15,640,055
U.S. Quality Dividend Growth Fund	5,873,772,456	1,294,448,154	(137,801,437)	1,156,646,717
U.S. SmallCap Dividend Fund	1,703,703,781	251,790,398	(69,906,306)	181,884,092
U.S. SmallCap Fund	654,813,683	87,579,161	(40,767,841)	46,811,320
U.S. SmallCap Quality Dividend Growth Fund	215,507,643	23,087,762	(14,114,609)	8,973,153
U.S. Total Dividend Fund	788,417,958	299,136,220	(8,097,192)	291,039,028
U.S. Value Fund	109,659,104	10,477,245	(3,969,745)	6,507,500

WisdomTree Trust	133

Notes to Financial Statements (continued)

At March 31, 2022, the components of total distributable earnings (loss) on a tax-basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital and Other Losses	Net Unrealized Appreciation/ (Depreciation)	Total Distributable Earnings (Loss)
U.S. AI Enhanced Value Fund	$368,401	$(94,462,137)	$(6,538,435)	$(100,632,171)
U.S. ESG Fund	—	(7,445,950)	16,816,790	9,370,840
U.S. Growth & Momentum Fund	—	(909,586)	(154,534)	(1,064,120)
U.S. High Dividend Fund	4,378,960	(67,813,231)	156,712,549	93,278,278
U.S. LargeCap Dividend Fund	4,633,929	(193,692,239)	983,465,045	794,406,735
U.S. LargeCap Fund	365,609	(25,508,442)	98,682,956	73,540,123
U.S. MidCap Dividend Fund	3,742,332	(361,014,910)	492,062,589	134,790,011
U.S. MidCap Fund	175,398	(79,919,558)	92,982,713	13,238,553
U.S. Multifactor Fund	92,430	(18,257,230)	15,640,055	(2,524,745)
U.S. Quality Dividend Growth Fund	8,534,180	(300,166,955)	1,156,646,717	865,013,942
U.S. SmallCap Dividend Fund	999,340	(352,792,596)	181,884,092	(169,909,164)
U.S. SmallCap Fund	—	(63,294,386)	46,811,320	(16,483,066)
U.S. SmallCap Quality Dividend Growth Fund	146,992	(15,500,873)	8,973,153	(6,380,728)
U.S. Total Dividend Fund	1,975,726	(80,754,743)	291,039,028	212,260,011
U.S. Value Fund	69,193	(5,522,145)	6,507,500	1,054,548
The tax character of distributions paid during the fiscal years or periods ended March 31, 2022 and March 31, 2021, was as follows:

	Year or Period Ended March 31, 2022		Year Ended March 31, 2021

Fund	Distributions Paid from Ordinary Income*		Distributions Paid from Ordinary Income*
U.S. AI Enhanced Value Fund	$15,541,024		$17,898,781
U.S. ESG Fund	1,160,908		1,018,751
U.S. Growth & Momentum Fund	—	[1]	N/A
U.S. High Dividend Fund	25,589,520		32,948,834
U.S. LargeCap Dividend Fund	68,529,090		64,521,145
U.S. LargeCap Fund	10,044,472		8,454,532
U.S. MidCap Dividend Fund	69,041,808		69,319,287
U.S. MidCap Fund	10,460,358		8,770,455
U.S. Multifactor Fund	2,386,625		1,705,277
U.S. Quality Dividend Growth Fund	123,175,321		90,898,526
U.S. SmallCap Dividend Fund	48,960,885		41,528,464
U.S. SmallCap Fund	10,226,320		5,647,946
U.S. SmallCap Quality Dividend Growth Fund	5,126,380		3,076,752
U.S. Total Dividend Fund	21,438,300		20,745,554
U.S. Value Fund	1,432,409		1,059,051
*	Includes short-term capital gains, if any.

[1]	For the period June 24, 2021 (commencement of operations) through March 31, 2022.

134	WisdomTree Trust

Notes to Financial Statements (continued)

At March 31, 2022, for Federal tax purposes, the Funds have capital loss carryforwards available to offset future capital gains as indicated in the following table. The loss carryforward amounts do not have an expiration date and, therefore, can be carried forward indefinitely until utilized. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Short-Term	Long-Term	Capital Loss Available Total
U.S. AI Enhanced Value Fund	$29,487,398	$64,974,739	$94,462,137
U.S. ESG Fund	4,428,012	3,017,938	7,445,950
U.S. Growth & Momentum Fund	909,586	—	909,586
U.S. High Dividend Fund	6,582,719	61,230,512	67,813,231
U.S. LargeCap Dividend Fund	24,974,604	168,717,635	193,692,239
U.S. LargeCap Fund	10,080,574	15,427,868	25,508,442
U.S. MidCap Dividend Fund	143,806,023	217,208,887	361,014,910
U.S. MidCap Fund	34,508,759	45,410,799	79,919,558
U.S. Multifactor Fund	18,257,230	—	18,257,230
U.S. Quality Dividend Growth Fund	159,375,095	140,791,860	300,166,955
U.S. SmallCap Dividend Fund	66,703,897	286,088,699	352,792,596
U.S. SmallCap Fund	16,707,936	46,450,740	63,158,676
U.S. SmallCap Quality Dividend Growth Fund	2,894,482	12,606,391	15,500,873
U.S. Total Dividend Fund	24,111,508	56,643,235	80,754,743
U.S. Value Fund	3,930,788	1,591,357	5,522,145

Capital losses incurred after October 31 (“post-October capital losses”) and late year ordinary losses incurred after December 31 within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. At March 31, 2022, the Funds did not have any post-October capital losses to defer.

During the fiscal year or period ended March 31, 2022, the following Funds incurred and will elect to defer late year ordinary losses as follows:

Fund	Late Year Ordinary Loss
U.S. AI Enhanced Value Fund	$—
U.S. ESG Fund	—
U.S. Growth & Momentum Fund[1]	—
U.S. High Dividend Fund	—
U.S. LargeCap Dividend Fund	—
U.S. LargeCap Fund	—
U.S. MidCap Dividend Fund	—
U.S. MidCap Fund	—
U.S. Multifactor Fund	—
U.S. Quality Dividend Growth Fund	—
U.S. SmallCap Dividend Fund	—
U.S. SmallCap Fund	135,710
U.S. SmallCap Quality Dividend Growth Fund	—
U.S. Total Dividend Fund	—
U.S. Value Fund	—
[1]	For the period June 24, 2021 (commencement of operations) through March 31, 2022.

WisdomTree Trust	135

Notes to Financial Statements (continued)

During the fiscal year or period ended March 31, 2022, the amount of capital loss carryforwards used to offset realized gains are shown in the following table:

Fund	Utilized Capital Loss Carryforward
U.S. AI Enhanced Value Fund	$—
U.S. ESG Fund	588,989
U.S. Growth & Momentum Fund[1]	—
U.S. High Dividend Fund	29,233,850
U.S. LargeCap Dividend Fund	—
U.S. LargeCap Fund	—
U.S. MidCap Dividend Fund	—
U.S. MidCap Fund	—
U.S. Multifactor Fund	1,615,105
U.S. Quality Dividend Growth Fund	—
U.S. SmallCap Dividend Fund	—
U.S. SmallCap Fund	5,287,709
U.S. SmallCap Quality Dividend Growth Fund	2,694,655
U.S. Total Dividend Fund	—
U.S. Value Fund	—
[1]	For the period June 24, 2021 (commencement of operations) through March 31, 2022.

At March 31, 2022, the effect of permanent “book/tax” reclassifications resulted in increases (decreases) to the components of net assets as shown in the following table. These differences are primarily due to redemptions-in-kind and distributions in excess of current earnings.

Fund	Total Distributable Earnings (Loss)	Paid-in Capital
U.S. AI Enhanced Value Fund	$(111,610,460)	$111,610,460
U.S. ESG Fund	(14,084,456)	14,084,456
U.S. Growth & Momentum Fund	137,514	(137,514)
U.S. High Dividend Fund	(2,634,171)	2,634,171
U.S. LargeCap Dividend Fund	(269,698,411)	269,698,411
U.S. LargeCap Fund	(67,308,268)	67,308,268
U.S. MidCap Dividend Fund	(268,595,554)	268,595,554
U.S. MidCap Fund	(93,777,676)	93,777,676
U.S. Multifactor Fund	(14,549,827)	14,549,827
U.S. Quality Dividend Growth Fund	(653,948,127)	653,948,127
U.S. SmallCap Dividend Fund	(160,769,451)	160,769,451
U.S. SmallCap Fund	(63,665,468)	63,665,468
U.S. SmallCap Quality Dividend Growth Fund	(12,659,823)	12,659,823
U.S. Total Dividend Fund	(88,118,460)	88,118,460
U.S. Value Fund	(8,196,938)	8,196,938

GAAP provides guidance on tax provisions that prescribe a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Foreign withholding taxes, as applicable, are accrued based on each Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Foreign withholding taxes are accrued and applied to foreign income as the foreign income is earned. The dollar amount of applicable foreign withholding taxes on foreign income is included net in the Statements of Operations in “Less: Foreign withholding taxes on dividends”. As of and during the fiscal year or period ended March 31, 2022, the Funds did not have any liabilities for unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in the future. If applicable, the Funds will recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other” expenses on the Statements of Operations. The Funds file tax returns with the Internal Revenue Service, the State of New York, and various other states. Generally, each of the tax years in the four-year period ended March 31, 2022, remains subject to examination by taxing authorities.

136	WisdomTree Trust

Notes to Financial Statements (continued)

7. ADDITIONAL INFORMATION

The Board of Trustees authorized a two-for-one stock split for the U.S. Value Fund, effective after the close of trading on June 9, 2021, for the shareholders of record on June 7, 2021 and a two-for-one stock split for the U.S. LargeCap Dividend Fund and U.S. Total Dividend Fund, effective after the close of trading on December 22, 2021, for the shareholders of record on December 20, 2021. The impact of the stock split was to increase the number of shares outstanding by a factor of two, while decreasing the NAV per share by a factor of two, resulting in no effect on the net assets of the Funds. The financial statements for the Funds have been adjusted to reflect the stock split.

*    *    *    *    *

The respiratory disease caused by a novel coronavirus (“COVID-19”) has spread globally since 2019, resulting in a global pandemic and major disruption to global markets and economies. In an organized attempt to contain and mitigate the effects of COVID-19, governments and businesses world-wide took aggressive measures, including businesses canceling dividends to preserve cash, governments closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations. COVID-19 has resulted in the disruption of and delays in the delivery of healthcare services and processes, the cancellation of organized events and educational institutions, the disruption of production and supply chains, a decline in consumer demand for certain goods and services, and general concern and uncertainty, all of which have contributed to increased volatility in global markets. In recent months, however, the rapid COVID-19 vaccination rollout in the United States and certain other developed countries, coupled with the passage of stimulus programs in the U.S. and abroad, have resulted in a reversal of many of these trends including the re-opening of businesses, a reduction in quarantine requirements, increased consumer demand, and the resumption of certain in-person schooling, travel and events. Despite these positive trends, the prevalence of new COVID-19 variants, a failure to achieve herd immunity, or other unforeseen circumstances may result in the continued spread of the virus throughout unvaccinated populations or a resurgence in infections among vaccinated populations. As a result, it remains unclear if recent positive trends will continue in developed markets and whether such trends will spread world-wide to countries with limited access to vaccines that are still experiencing rising COVID-19 cases, hospitalizations and deaths.

The effects of COVID-19 have affected and are likely to continue to affect certain sectors and industries more dramatically than others, and the effects borne by some will negatively affect the value of the issuers in those sectors and industries, which may adversely affect the value of a Fund’s investments in those sectors or industries. It is also true that the speed at which global economies recover, or fail to recover, from the COVID-19 pandemic will affect certain sectors, industries, and issuers more dramatically than others, which in turn may adversely affect certain Fund investments.

COVID-19, and other epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, the global economy, individual companies and capital markets in ways that cannot be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to limited health care resources, including access to COVID-19 vaccinations and treatments. Political, economic and social stresses caused by COVID-19 also may exacerbate other pre-existing political, social and economic risks in certain countries. The duration of COVID-19 and its effects cannot be determined fully at this time, but the effects could be present for an extended period of time. It is impossible to predict the effects on the Funds of these or similar events and market conditions in the future. However, it is possible that these or similar events and market conditions could have a significant and adverse effect on the NAV and/or risk profile of a Fund.

*    *    *    *    *

Russia’s military invasion of Ukraine initiated in February 2022 and the economic and diplomatic responses by the United States and other countries have led to increased volatility and uncertainty in the financial markets and could continue to adversely affect regional and global economies for the foreseeable future. In response to Russia’s actions, the governments of the United States, the European Union, the United Kingdom, and many other countries collectively imposed heavy and broad-ranging economic sanctions on certain Russian individuals, corporate and banking entities, and other industries and businesses. The sanctions restrict companies from doing business with Russia and Russian companies, prohibit transactions with the Russian central bank and other key Russian financial institutions and entities, ban Russian airlines and ships from using many other countries’ airspace and ports, respectively, and place a freeze on certain Russian assets. The sanctions also removed some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally to facilitate cross-border payments. In addition, the United States has banned oil and other energy imports from Russia, and the United Kingdom made a commitment to phase out oil import from Russia by the end of 2022.

These sanctions, as well as other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion or otherwise adversely affected by the sanctions. To the extent a Fund has exposure to Russian investments or investments in

WisdomTree Trust	137

Notes to Financial Statements (concluded)

countries affected by the invasion or the sanctions, the Fund’s ability to price, buy, sell, receive or deliver such investments may be impaired. In certain circumstances, such as when there is no market for a security or other means of valuing or disposing of a security, a Fund may determine to value the affected security at zero. In addition, any exposure a Fund may have to counterparties in Russia or in countries affected by the invasion could negatively affect the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions are impossible to predict, but could result in continued significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. Further, an escalation of the military conflict beyond Ukraine’s borders could result in significant, long-lasting damage to the economies of Eastern and Western Europe as well as the global economy. These and any related events could significantly and adversely affect a Fund’s performance and the value of an investment in the Fund, even in the absence of direct exposure to Russian issuers or issuers in other countries affected by the invasion.

138	WisdomTree Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders of WisdomTree U.S. Al Enhanced Value Fund (formerly, WisdomTree U.S. Dividend ex-Financials Fund), WisdomTree U.S. ESG Fund, WisdomTree U.S. Growth & Momentum Fund, WisdomTree U.S. High Dividend Fund, WisdomTree U.S. LargeCap Dividend Fund, WisdomTree U.S. LargeCap Fund, WisdomTree U.S. MidCap Dividend Fund, WisdomTree U.S. MidCap Fund, WisdomTree U.S. Multifactor Fund, WisdomTree U.S. Quality Dividend Growth Fund, WisdomTree U.S. SmallCap Dividend Fund, WisdomTree U.S. SmallCap Fund, WisdomTree U.S. SmallCap Quality Dividend Growth Fund, WisdomTree U.S. Total Dividend Fund and WisdomTree U.S. Value Fund (formerly, WisdomTree U.S. Quality Shareholder Yield Fund), and the Board of Trustees of WisdomTree Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of WisdomTree U.S. Al Enhanced Value Fund (formerly, WisdomTree U.S. Dividend ex-Financials Fund), WisdomTree U.S. ESG Fund, WisdomTree U.S. Growth & Momentum Fund, WisdomTree U.S. High Dividend Fund, WisdomTree U.S. LargeCap Dividend Fund, WisdomTree U.S. LargeCap Fund, WisdomTree U.S. MidCap Dividend Fund, WisdomTree U.S. MidCap Fund, WisdomTree U.S. Multifactor Fund, WisdomTree U.S. Quality Dividend Growth Fund, WisdomTree U.S. SmallCap Dividend Fund, WisdomTree U.S. SmallCap Fund, WisdomTree U.S. SmallCap Quality Dividend Growth Fund, WisdomTree U.S. Total Dividend Fund and WisdomTree U.S. Value Fund (formerly, WisdomTree U.S. Quality Shareholder Yield Fund) (collectively referred to as the “Funds”), (fifteen of the funds constituting WisdomTree Trust (the “Trust”)), including the schedules of investments, as of March 31, 2022, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (fifteen of the funds constituting WisdomTree Trust) at March 31, 2022, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the WisdomTree Trust	Statement of operations	Statements of changes in net assets	Financial highlights

WisdomTree U.S. Al Enhanced Value Fund (formerly, WisdomTree U.S. Dividend ex-Financials Fund)

WisdomTree U.S. ESG Fund

WisdomTree U.S. High Dividend Fund

WisdomTree U.S. LargeCap Dividend Fund

WisdomTree U.S. LargeCap Fund

WisdomTree U.S. MidCap Dividend Fund

WisdomTree U.S. MidCap Fund

WisdomTree U.S. Quality Dividend Growth Fund

WisdomTree U.S. SmallCap Dividend Fund

WisdomTree U.S. SmallCap Fund

WisdomTree U.S. SmallCap Quality Dividend Growth Fund

WisdomTree U.S. Total Dividend Fund

WisdomTree U.S. Value Fund (formerly, WisdomTree U.S. Quality Shareholder Yield Fund)

	For the year ended March 31, 2022	For each of the two years in the period ended March 31, 2022	For each of the five years in the period ended March 31, 2022
WisdomTree U.S. Multifactor Fund	For the year ended March 31, 2022	For each of the two years in the period ended March 31, 2022	For each of the four years in the period ended March 31, 2022 and for the period June 29, 2017 (commencement of operations) through March 31, 2018
WisdomTree U.S. Growth & Momentum Fund	For the period June 24, 2021 (commencement of operations) through March 31, 2022

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for

WisdomTree Trust	139

Report of Independent Registered Public Accounting Firm (concluded)

the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more WisdomTree investment companies since 2006.

New York, New York

May 25, 2022

140	WisdomTree Trust

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited)

Consideration of the Approval of Investment Advisory Agreement

WisdomTree U.S. Value Fund (the “Fund”)

At a meeting of the Board of Trustees (the “Board”) of the WisdomTree Trust (the “Trust”) held on December 7-8, 2021, the Trustees (the “Trustees”), including those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”), considered the approval of an amendment to the Amended and Restated Investment Advisory Agreement between the Trust, on behalf of the Fund, and WisdomTree Asset Management, Inc. (“WTAM”), pursuant to which WTAM provides the Fund with investment advisory services (the “Advisory Agreement”). WTAM representatives discussed with the Board its proposal to lower the advisory fee paid to WTAM by the Fund pursuant to the Advisory Agreement as follows:

•	WisdomTree U.S. Value Fund: from 0.38% to 0.12% of the value of the Fund’s average net assets

Since the Board had approved the renewal of the Advisory Agreement at a meeting held on September 27-28, 2021 (the “September Meeting”), and, other than as discussed below, there had been no material changes in the information presented, the Board addressed certain of the relevant considerations by reference to their considerations and determinations at the September Meeting.

In considering whether to approve the amendment to the Advisory Agreement, the Trustees considered and discussed a memorandum addressing the proposed new fee structures provided by WTAM and information provided by Broadridge Financial Solutions, Inc., an independent provider of investment company data. The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of WTAM. In considering the approval of the amendment of the Advisory Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Trustee may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. WTAM represented that there was expected to be no diminution in the nature, extent or quality of the services provided to the Fund by WTAM. The nature, extent and quality of services provided had been considered at the September Meeting, and there had been no material changes in this information.

Comparative Analysis of the Fund’s Performance, Advisory Fees and Fund Expenses. The Board had considered the Fund’s performance at the September Meeting. The Board considered the fee to be paid to WTAM by the Fund. The Board examined the fee to be paid to WTAM by the Fund in light of fees paid to other investment advisers by comparable funds and the method of computing the Fund’s fee. The Board concluded that the proposed change did not alter the conclusions the Board had reached at the September Meeting.

Analysis of Profitability and Economies of Scale. The Board had considered profitability, economies of scale and the potential benefits to WTAM at the September Meeting. WTAM representatives noted that the proposed new fee structures would result in a reduction in the fees paid to WTAM by the Fund and that potential benefits would not change materially as a result of the amendment from those considered at the September Meeting.

*    *    *    *    *    *

In evaluating the Advisory Agreement, the Board considered the conclusions and determinations discussed above and also relied on its knowledge, gained through meetings and other interactions with WTAM, of other funds advised by WTAM. In light of the foregoing, the Board, including a majority of the Independent Trustees, determined to approve amendment of the Advisory Agreement for the Fund.

WisdomTree Trust	141

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited) (concluded)

Consideration of the Approval of Sub-Advisory Agreement

WisdomTree U.S. AI Enhanced Value Fund (the “Fund”)

At a meeting of the Board of Trustees (the “Board”) of the WisdomTree Trust (the “Trust”) held on September 27-28, 2021, the Trustees (the “Trustees”), including those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”), considered the approval of the Sub-Advisory Agreement (the “Agreement”), pursuant to which Voya Investment Management Co., LLC (“Voya”) will coordinate the investment and reinvestment of the assets of the Fund. Management discussed with the Board its proposal to terminate Mellon Investments Corporation as the sub-adviser to the Fund and to appoint Voya as the Fund’s sub-adviser. Management noted that Voya currently serves as the sub-adviser to certain other series of the Trust.

In considering whether to approve the Agreement, the Trustees considered and discussed information and analysis provided by WisdomTree Asset Management, Inc. (“WTAM”). The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from WTAM representatives and Voya. In considering the approval of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Trustee may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services to be Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations throughout the year from WTAM representatives regarding the nature, extent, and quality of the services provided to the WisdomTree funds, recognizing Voya’s operational capabilities and resources. The Board also considered WTAM’s favorable assessment of the nature and quality of the sub-advisory services expected to be provided to the Fund by Voya and WTAM’s recommendation to engage Voya.

Based on review of this information and the other factors considered at the meeting, the Board concluded that the nature, extent and quality of services to be provided by Voya under the Agreement are adequate and appropriate and supported the Board’s approval of the Agreement.

Comparative Analysis of the Fund’s Performance, Advisory Fees and Fund Expenses. Because Voya would be a newly-appointed sub-adviser for the Fund, the Board could not consider Voya’s investment performance in managing the Fund’s portfolio as a factor in evaluating the Agreement during the meeting. The Board discussed the portfolio management team and the investment strategies to be employed in the management of the Fund’s assets. The Board noted the reputation and experience of Voya.

The Board considered the proposed fees to be paid under the Agreement, noting that Voya’s fee would be paid by WTAM (out of its fee paid by the Fund), and not the Fund, and thus would not impact the fees paid by the Fund. The Board considered the fee to be paid to Voya in relation to the fee to be paid to WTAM by the Fund and the respective services to be provided by Voya and WTAM. Based on this review, the Board concluded that the fees to be paid to Voya supported the Board’s approval of the Agreement.

Analysis of Profitability and Economies of Scale. The Board recognized that, because Voya’s fee would be paid by WTAM, and not the Fund, an analysis of profitability and economies of scale was more appropriate in the context of the Board’s consideration of the investment advisory agreement between the Trust and WTAM. Accordingly, the Board did not consider Voya’s profitability to be relevant to its deliberations with respect to approval of the Agreement. The Board considered potential benefits to Voya from acting as sub-adviser to the Fund.

*    *    *    *    *    *

In evaluating the Agreement, the Board considered the conclusions and determinations discussed above and also relied on its knowledge, gained through meetings and other interactions with WTAM and Voya, of other funds sub-advised by Voya. In light of the foregoing, the Board, including a majority of the Independent Trustees, determined to approve the Agreement.

142	WisdomTree Trust

Liquidity Risk Management Program (unaudited)

The Funds adopted a liquidity risk management program (the “Program”) pursuant to the requirements of Rule 22e-4 (the “Rule”) under the Investment Company Act of 1940, as amended. The Rule requires registered open-end funds, including exchange-traded funds such as the Funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The Rule is designed to mitigate the risk that a Fund could not meet redemption requests without significantly diluting the interest of remaining investors. The Board has appointed WisdomTree Asset Management, Inc., the investment advisor to the Funds, as the Program Administrator for each Fund’s Program.

The Rule requires the Funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-ended fund and whether the Fund has a relatively concentrated portfolio or large positions in particular issuers. The Funds must also assess their use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The Rule also requires the Funds to classify their investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid or illiquid based on the number of days a Fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a Fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value of the investment. A Fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a Fund permits redemptions in-kind, the Rule requires the Fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the Rule’s requirements, the Program has been reviewed and approved by the Fund’s Board. Furthermore, the Board has received a written report prepared by the Program Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program. The Program Administrator has monitored the Fund’s liquidity risk and the liquidity classifications of the securities held by the Fund and has determined that the Program is operating effectively.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material liquidity events that impacted the Funds. During the period, the Funds held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable Fund redemption forecasts and foreseeable stressed Fund redemption forecasts, the Program Administrator believes that the Funds maintain sufficient highly liquid assets to meet Fund redemptions.

WisdomTree Trust	143

Supplemental Information (unaudited)

Federal Income Tax Information

The following Federal tax information related to the Funds’ fiscal year or period ended March 31, 2022, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2023.

Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year or period ended March 31, 2022, the following represents the maximum amount of ordinary income distributions that may be considered qualified dividend income:

Fund	Qualified Dividend Income
U.S. AI Enhanced Value Fund	$15,541,024
U.S. ESG Fund	1,160,908
U.S. Growth & Momentum Fund[1]	—
U.S. High Dividend Fund	25,589,520
U.S. LargeCap Dividend Fund	68,529,090
U.S. LargeCap Fund	10,044,472
U.S. MidCap Dividend Fund	69,041,808
U.S. MidCap Fund	10,460,358
U.S. Multifactor Fund	2,386,625
U.S. Quality Dividend Growth Fund	123,175,321
U.S. SmallCap Dividend Fund	48,960,885
U.S. SmallCap Fund	10,226,320
U.S. SmallCap Quality Dividend Growth Fund	5,126,380
U.S. Total Dividend Fund	21,438,300
U.S. Value Fund	1,432,409
[1]	For the period June 24, 2021 (commencement of operations) through March 31, 2022.

The following represents the percentage of dividends paid during the fiscal year or period ended March 31, 2022, that qualify for the 70% dividends received deduction for corporate shareholders:

Fund	Dividends-Received Deduction
U.S. AI Enhanced Value Fund	100.00%
U.S. ESG Fund	100.00%
U.S. Growth & Momentum Fund[1]	—
U.S. High Dividend Fund	100.00%
U.S. LargeCap Dividend Fund	100.00%
U.S. LargeCap Fund	100.00%
U.S. MidCap Dividend Fund	99.99%
U.S. MidCap Fund	100.00%
U.S. Multifactor Fund	100.00%
U.S. Quality Dividend Growth Fund	100.00%
U.S. SmallCap Dividend Fund	100.00%
U.S. SmallCap Fund	100.00%
U.S. SmallCap Quality Dividend Growth Fund	100.00%
U.S. Total Dividend Fund	100.00%
U.S. Value Fund	100.00%
[1]	For the period June 24, 2021 (commencement of operations) through March 31, 2022.

144	WisdomTree Trust

Trustees and Officers Information (unaudited)

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee
Trustees Who Are Interested Persons of the Trust

Jonathan Steinberg (1964)	Trustee, 2005- present; President, 2005-present	Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management since 2005; President, WisdomTree Investments, Inc. and WisdomTree Asset Management from 2012 to 2019.	77	Director, WisdomTree Investments, Inc. and WisdomTree Asset Management.
Trustees Who Are Not Interested Persons of the Trust

David G. Chrencik* (1948)	Trustee, 2014-present	Chief Financial Officer of Sarus Indochina Select LP (hedge fund) since 2012; Chief Financial Officer of GeoGreen BioFuels, Inc. (biodiesel fuel producer) from 2010 to 2014; Audit Partner at PricewaterhouseCoopers LLP (public accounting firm) from 1972 to 2009 (includes positions prior to becoming Audit Partner and predecessor firms).	77	Trustee, Vericimetry Funds (2011 to 2014).

Joel Goldberg**, *** (1945)	Trustee, 2012-present	Attorney, Partner at Stroock & Stroock & Lavan LLP from 2010 to 2018; Attorney, Partner at Willkie Farr & Gallagher LLP from 2006 to 2010.	77	Director, Better Business Bureau (Metropolitan New York, Long Island and the Mid-Hudson Region).

Toni Massaro*** (1955)	Trustee, 2006-present	Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) since 2009 (distinguished Emerita in July 2009); Dean of the Rogers College of Law from 1999 to 2009; Regents’ Professor since 2006; Milton O. Riepe Chair in Constitutional Law since 1997; Professor at the Rogers College of Law since 1990.	77	None

Melinda A. Raso Kirstein**** (1955)	Trustee, 2014-present	Retired since 2004, Merrill Lynch Investment Management, Vice President; Senior Portfolio Manager, Fixed Income Management; Director, Tax Exempt Fund Management.	77	Associate Alumnae of Douglass College, Chair of Investment Committee.

Victor Ugolyn (1947)	Trustee, 2006-present; Chairman of the Board, 2006-present	Private Investor, from 2005 to present; President and Chief Executive Officer of William D. Witter, Inc. from 2005 to 2006; Consultant to AXA Enterprise in 2004; Chairman, President and Chief Executive Officer of Enterprise Capital Management (subsidiary of The MONY Group, Inc.) and Enterprise Group of Funds, Chairman of MONY Securities Corporation, and Chairman of the Fund Board of Enterprise Group of Funds from 1991 to 2004.	77	None

WisdomTree Trust	145

Trustees and Officers Information (unaudited) (concluded)

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee
Officers of the Trust

Jonathan Steinberg***** (1964)	President, 2005- present; Trustee, 2005-present	Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management since 2005; President, WisdomTree Investments, Inc. and WisdomTree Asset Management from 2012 to 2019.	77	None

David Castano***** (1971)	Treasurer, 2013-present	Head of Fund Accounting & Administration, WisdomTree Asset Management, since 2020; Director of Fund Accounting & Administration, WisdomTree Asset Management, 2011 to 2020.	77	None

Terry Jane Feld***** (1960)	Chief Compliance Officer, 2012-present	Head of Compliance, WisdomTree Asset Management since 2022; Chief Compliance Officer, WisdomTree Asset Management since 2012.	77	None

Joanne Antico***** (1975)	Chief Legal Officer and Secretary, 2021-present	General Counsel, WisdomTree Asset Management since 2021; Assistant General Counsel, WisdomTree Asset Management, 2016 to 2021; Executive Director and Assistant Secretary, Morgan Stanley Investment Management Inc., 2005 to 2016.	77	None

TJ Darnowski***** (1984)	Assistant Secretary, 2021-present	Senior Investment Management Paralegal, WisdomTree Asset Management since 2021; Senior Legal Administrator, Ultimus Fund Solutions, 2019-2021; Assistant Vice President, State Street Bank & Trust Company, 2010 to 2019.	77	None

Clint Martin***** (1977)	Assistant Treasurer, 2015-present	Director of Fund Accounting & Administration, WisdomTree Asset Management, since 2020; Fund Manager, Fund Accounting & Administration, WisdomTree Asset Management, 2012 to 2020.	77	None

*	Chair of the Audit Committee.

**	Chair of the Contracts Review Committee.

***	Co-Chair of the Governance, Nominating and Compliance Committee.

****	Chair of the Investment Committee.

*****	Elected by and serves at the pleasure of the Board.

+	As of March 31, 2022.

146	WisdomTree Trust

General Information (unaudited)

Proxy Voting Policies, Procedures and Record

A complete copy of the Proxy Voting Policy may be obtained upon request, at no charge, by calling 1-866-909-WISE (9473) or writing to: WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza Suite 100, Portland, ME, 04101.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the most recent

12-month period ended June 30 and to file Form N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Funds is available at no charge upon request by calling 1-866-909-WISE (9473) or through the Trust’s website at www.wisdomtree.com. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. Copies of the filings are available, without charge, on the SEC’s website at www.sec.gov and are also available by calling the Trust at 1-866-909-WISE (9473). Copies of the filings may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Information about each Fund’s portfolio holdings is available daily, without charge, at www.wisdomtree.com.

The Statement of Additional Information (“SAI”) has additional information about the Funds’ Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

Frequency Distribution of Discounts & Premiums

Information about differences between the per share net asset value of each Fund and the market trading price of shares of each Fund are available, without charge, at www.wisdomtree.com.

WisdomTree Trust	147

The WisdomTree Funds are exchange traded funds (“ETFs”) registered with the United States Securities and Exchange Commission as separate series (“Funds”) of WisdomTree Trust (“Trust”). WisdomTree Asset Management, Inc., a wholly owned subsidiary of WisdomTree Investments, Inc., serves as the investment adviser to the Trust. None of the WisdomTree entities are affiliated with Foreside Fund Services, LLC, the Funds’ distributor. WisdomTree Investments, its affiliates and their independent providers are not liable for any informational errors, incompleteness, delays, or for any actions taken in reliance on information contained herein.

There are risks associated with investing, including possible loss of principal. Funds focusing their investments on certain sectors and/or smaller companies increase their vulnerability to any single economic or regulatory development. This may result in greater share price volatility. Due to the investment strategy of certain Funds they may make higher capital gain distributions than other ETFs. Please read the Fund’s prospectus for specific details regarding the Fund’s risk profile.

Indexes are unmanaged and you cannot invest directly in an index.

Transactions in Fund shares will result in brokerage commissions and will generate tax consequences. Shares may be sold through brokerage accounts, but may be redeemed from the Funds only by Authorized Participants in large creation unit sizes of shares.

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

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WisdomTree Fund shares are distributed by Foreside Fund Services, LLC, in the U.S. only.

WTGM - 6330

WisdomTree Trust

Annual Report

March 31, 2022

WisdomTree China ex-State-Owned Enterprises Fund (CXSE)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

WisdomTree Emerging Markets High Dividend Fund (DEM)

WisdomTree Emerging Markets Multifactor Fund (EMMF)

WisdomTree Emerging Markets Quality Dividend Growth Fund (DGRE)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

WisdomTree Global ex-U.S. Quality Dividend Growth Fund (DNL)

WisdomTree Global ex-U.S. Real Estate Fund (DRW)

WisdomTree Global High Dividend Fund (DEW)

WisdomTree Growth Leaders Fund (PLAT)

WisdomTree India Earnings Fund (EPI)

WisdomTree India ex-State-Owned Enterprises Fund (IXSE)

“WisdomTree” is a registered mark of WisdomTree Investments, Inc. and is licensed for use by the WisdomTree Trust.

Market Environment Overview

(unaudited)

Global equity markets, as measured by the MSCI All Country World Index (“ACWI“), returned 7.28% in U.S. dollar (“USD”) terms for the 12-month fiscal period ending March 31, 2022 (the “period”). Emerging markets (“EM“) (measured by the MSCI Emerging Markets Index) were not as fortunate, however, and fell 11.37% in USD terms.

International currency market performance was mixed during the period, although the USD broadly strengthened relative to a basket of global currencies. Among emerging market currencies, the Chinese yuan renminbi strengthened relative to the USD, though this may have had an adverse impact on Chinese equity market performance since that would make exports more expensive in an economy that heavily relies on them. The Russian ruble weakened significantly versus the USD as a result of economic sanctions levied against Russia by the rest of the world for its war with Ukraine. The Indian rupee also weakened versus the USD, while the Brazilian real fluctuated for most of the period, before strengthening toward the end of the period.

Global equities generally moved higher for most of the period as the global economy continued its recovery from the COVID-19 pandemic that began in 2020. Vaccine accessibility established confidence in global markets as regional economies steadily began to reopen, promoting a revival in cyclical sectors that had been adversely affected the prior year. The pace of economic growth quickened during 2021, along with the inflation rates around the world, amid a global backdrop of accommodative monetary policy. EM, however, suffered as a result of concentrated and severe headwinds during the period.

During the second quarter of 2021, both global and EM stocks gradually moved higher, with the above equity indexes returning between 5-7.4% in USD terms. Their growth was partially due to the approval and distribution of vaccines around the world, which enabled a return to economic growth and a revival in cyclical economic sectors, which heavily comprise EM especially. Coupled with accommodative monetary policy around the world, equities benefitted during the quarter.

Growth slowed in the third quarter of 2021 with global equities falling approximately 1% in USD terms, while the selloff in EM was more pronounced, falling over 8%. Early summertime optimism faded as new and potentially more infectious COVID-19 variants appeared and spread throughout the world. This elicited fear of renewed “lockdowns” and threatened the ongoing economic recovery.

EM equities had a more difficult quarter for additional reasons. As the largest portion of the region, headwinds in China had an adverse impact on broader EM. Beginning in the late-spring and early-summer months, Chinese government officials became very critical of what they viewed as excessive wealth creation by business owners and executives. These attitudes weighed on China’s heavyweight technology sector, and a steep sell-off ensued. Chinese equities fell into correction territory, declining over 13% in USD terms during June 2021 alone.

Global equities regained their footing heading into the fourth quarter of 2021, returning about 6.68% in USD terms. However, EM, once again, was not as fortunate. More bad news came in the fall, as China’s real estate market began to severely struggle amid default concerns from one of its largest property developers. Fears of systemic impacts briefly sent global markets down further, though they finished 2021 strong once their contagion concerns were allayed. EM equities were unable to maintain the gains they earned in October 2021, and finished the quarter in negative territory.

With 2021 in rearview, investors began 2022 with several concerns that led to risk-off sentiments in the first quarter of 2022. At the forefront were concerns about runaway inflation around the world, and the expectation that global central banks would have to quickly intervene with restrictive monetary policy actions to temper rising inflation. Interest rates around the world rose quickly as bonds sold-off, and the U.S. Federal Reserve raised its target federal funds rate for the first time since slashing it to 0% at the onset of the pandemic in 2020.

WisdomTree Trust	1

Market Environment Overview

(unaudited) (concluded)

Inflationary and interest rate concerns temporarily took a backseat halfway through the first quarter of 2022, as geopolitical tensions between Russia and Ukraine escalated into war. Investor risk-on sentiment deteriorated, and equities declined for several weeks as markets assessed the developments and prospects for resolution.

As a result, global equities sold off in the first quarter of 2022, owing to the near-certainty of several upcoming interest rate hikes amid a tightening cycle and geopolitical tensions between Russia and Ukraine. Both global and EM equities sold off between 5 and 7% in USD terms, as the confluence of rising rates and geopolitical risks reduced the attractiveness of equities as an asset class, and riskier international and EM equities in particular. The latter are particularly susceptible to changes in overall global economic growth, and they underperformed other regions during the downturn in the first quarter of 2022, accordingly.

Many of these risk factors remain paramount, and global financial market performance will be heavily dependent on developments in the war between Russia and Ukraine, economic data, and upcoming central bank activity.

Each WisdomTree Fund’s performance as set forth in “Management’s Discussion of Funds’ Performance” in the pages that follow should also be viewed in light of the foregoing market environment.

2	WisdomTree Trust

Information about Performance and Shareholder Expense Examples (unaudited)

Performance

The performance tables on the following pages are provided for comparative purposes and represent the period noted. Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the midpoint of the bid and ask price for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange traded funds (“ETFs”), NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities.

Fund shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Fund NAV returns are calculated using a Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid and ask price as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the most recent month-end performance information visit www.wisdomtree.com.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and an index is not available for direct investment. In comparison, the Funds’ performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes on transactions in Fund shares or taxes that a shareholder would pay on Fund distributions. Past performance is no guarantee of future results.

Shareholder Expense Examples

Each Fund’s performance table is accompanied by a shareholder expense example. As a shareholder of a WisdomTree Fund, you incur two types of cost: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2021 to March 31, 2022. Except where noted, expenses are calculated using each Fund’s annualized expense ratio (after the effect of contractual or voluntary fee waivers, if any), multiplied by the average account value for the period, multiplied by 182/365 (to reflect the one-half year period). The annualized expense ratio does not include acquired fund fees and expenses (“AFFEs”), which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies.

Actual expenses

The first line in the shareholder expense example table shown on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second line in the shareholder expense example table shown on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

WisdomTree Trust	3

Management’s Discussion of Funds’ Performance

as	of March 31, 2022 (unaudited)

WisdomTree China ex-State-Owned Enterprises Fund (CXSE)

Sector Breakdown†

Sector	% of Net Assets
Consumer Discretionary	30.9%
Communication Services	18.1%
Health Care	11.0%
Information Technology	10.7%
Industrials	8.5%
Financials	7.1%
Consumer Staples	5.4%
Materials	4.6%
Real Estate	2.7%
Utilities	0.7%
Energy	0.3%
Other Assets less Liabilities‡	0.0%	*
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

*	Represents less than 0.1%.

Top Ten Holdings*

Description	% of Net Assets
Tencent Holdings Ltd.	12.1%
Alibaba Group Holding Ltd.	9.6%
Meituan, Class B	3.8%
JD.com, Inc., Class A	2.9%
Contemporary Amperex Technology Co. Ltd., Class A	2.6%
Ping An Insurance Group Co. of China Ltd., Class A	2.1%
Ping An Insurance Group Co. of China Ltd., Class H	2.1%
Baidu, Inc., Class A	2.0%
NetEase, Inc.	1.7%
Wuxi Biologics Cayman, Inc.	1.6%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree China ex-State-Owned Enterprises Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree China ex-State-Owned Enterprises Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests in Chinese companies that are not state-owned enterprises (“SOEs”), which is defined as government ownership of greater than 20%. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -35.81% at net asset value (“NAV”) for the fiscal year ended March 31, 2022 (for more complete performance information please see the table below). The Fund benefited from its positions in Consumer Discretionary, Information Technology and Industrials, due to allocation effects within Industrials and stock selection effects within Consumer Discretionary and Information Technology. Positions in the Financials, Energy and Materials sectors weighed negatively on performance for the Fund, due to both allocation and stock selection effects. When analyzing performance by State-Ownership attribution, the Fund’s lack of exposure to SOEs weighed on performance the most, owing to allocation effects, since SOEs performed much better than non-state-owned enterprises (“Non-SOEs”) during the fiscal year. Non-SOEs, representing the entirety of the Fund, were still additive due positive stock selection, but not enough to offset the losses from eliminating SOEs. Chinese equities had a difficult fiscal year due to a combination of COVID-19 lockdown impacts, economic growth concerns, severe risks in its Real Estate market, and changing governmental attitudes toward profit-seeking enterprises. The confluence of these factors sent the Chinese equity market down sharply for the fiscal year.

Shareholder Expense Example (for the six-month period ended March 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$769.00	0.32%	$1.41
Hypothetical (5% return before expenses)	$1,000.00	$1,023.34	0.32%	$1.61

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-35.81%	2.72%	8.49%	6.85%
Fund Market Price Returns	-37.89%	1.96%	8.00%	6.53%
WisdomTree China Dividend ex-Financials/China ex-State-Owned Enterprises Spliced Index[2]	-35.75%	2.96%	8.24%	7.15%
MSCI China Index	-32.54%	-3.01%	3.51%	4.91%
FTSE China 50 Index	-27.13%	-6.59%	-0.05%	2.51%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on September 19, 2012.

[2]	WisdomTree China Dividend ex-Financials Index through June 30, 2015; WisdomTree China ex-State-Owned Enterprises Index thereafter.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as	of March 31, 2022 (unaudited)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	25.2%
Financials	16.4%
Consumer Discretionary	14.8%
Communication Services	10.5%
Materials	8.0%
Consumer Staples	6.7%
Health Care	6.2%
Industrials	6.1%
Energy	3.0%
Real Estate	1.6%
Utilities	1.5%
Other Assets less Liabilities‡	0.0%	*
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

*	Represents less than 0.1%.

Top Ten Holdings*

Description	% of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	6.7%
Samsung Electronics Co. Ltd.	5.1%
Tencent Holdings Ltd.	4.3%
Alibaba Group Holding Ltd.	2.9%
Reliance Industries Ltd., GDR	1.9%
Infosys Ltd., ADR	1.6%
Meituan, Class B	1.2%
Housing Development Finance Corp. Ltd.	1.1%
JD.com, Inc., Class A	0.9%
SK Hynix, Inc.	0.9%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Emerging Markets ex-State-Owned Enterprises Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests in emerging market companies that are not state-owned enterprises, which is defined as government ownership of more than 20%. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -16.70% at net asset value (“NAV”) for the fiscal year ended March 31, 2022 (for more complete performance information please see the table below). The Fund benefited from its positions in Information Technology, Consumer Staples and Consumer Discretionary, primarily due to stock selection effects within each. Positions in the Financials, Energy and Materials sectors weighed negatively on performance, due to poor stock selection in the latter two and a combination of stock selection and effects within Financials. When analyzing performance by country, exposures within China and Russia weighed negatively on performance the most, owing to combination of allocation and stock selection effects resulting from the recent volatility in both equity markets. India and Taiwan were the strongest contributors due to allocation effects in the former and stock selection impacts in the latter. The Fund’s underperformance relative to its Index was also attributable to the Index valuing Russian securities that suspended trading at their last traded price in accordance with the Index’s calculation methodology, whereas, the Fund is valuing Russian securities that suspended trading in accordance with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) applicable to the Fund which requires assets to be fair valued at the price at which an orderly transaction to sell the asset would take place between market participants at the measurement date under current market conditions; which the Fund has estimated to be zero.

Shareholder Expense Example (for the six-month period ended March 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$883.60	0.32%	$1.50
Hypothetical (5% return before expenses)	$1,000.00	$1,023.34	0.32%	$1.61

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-16.70%	6.46%	7.51%	5.88%
Fund Market Price Returns	-18.66%	5.94%	7.20%	5.80%
WisdomTree Emerging Markets ex-State-Owned Enterprises Index	-15.90%	7.19%	8.15%	6.88%
MSCI Emerging Markets Index	-11.37%	4.94%	5.98%	4.80%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on December 10, 2014.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	5

Management’s Discussion of Funds’ Performance

as	of March 31, 2022 (unaudited)

WisdomTree Emerging Markets High Dividend Fund (DEM)

Sector Breakdown†

Sector	% of Net Assets
Financials	25.2%
Materials	24.1%
Energy	11.8%
Information Technology	11.2%
Consumer Staples	5.7%
Real Estate	4.9%
Utilities	4.9%
Industrials	4.9%
Communication Services	4.3%
Consumer Discretionary	2.0%
Health Care	0.5%
Investment Company	0.1%
Other Assets less Liabilities‡	0.4%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Vale SA	10.8%
Petroleo Brasileiro SA	4.1%
China Construction Bank Corp., Class H	3.4%
Hon Hai Precision Industry Co. Ltd.	2.1%
Grupo Mexico SAB de CV, Series B	2.1%
Industrial & Commercial Bank of China Ltd., Class H	2.1%
Bank of China Ltd., Class H	1.9%
Impala Platinum Holdings Ltd.	1.4%
Sibanye Stillwater Ltd.	1.3%
Asustek Computer, Inc.	1.3%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets High Dividend Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Emerging Markets High Dividend Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests in high-dividend-yielding companies in the emerging markets region. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 5.65% at net asset value (“NAV”) for the fiscal year ended March 31, 2022 (for more complete performance information please see the table below). The Fund benefited from its positions in Consumer Discretionary, Communication Services and Energy, primarily due to stock selection effects within each. Positions in the Real Estate, Industrials and Consumer Staples sectors weighed on performance for the Fund, due to poor stock selection effects in the latter two and allocation effects in Consumer Discretionary. When analyzing performance by country, exposures within India and Russia were the largest detractors from performance, due to allocation impacts from an underweight position in India and allocations to Russian issuers that were relatively poor performers over the fiscal year as a result of economic sanctions levied against Russia. China and Brazil were top performance contributors. The Fund was underweight the former during its difficult year and managed to pick stronger-performing stocks, while it was overweight the latter during a strong year for Brazilian equities. The Fund’s underperformance relative to its Index was also attributable to the Index valuing Russian securities that suspended trading at their last traded price in accordance with the Index’s calculation methodology, whereas, the Fund is valuing Russian securities that suspended trading in accordance with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) applicable to the Fund, requiring assets to be fair valued at the price at which an orderly transaction to sell the asset would take place between market participants at the measurement date under current market conditions, which the Fund has estimated to be zero.

Shareholder Expense Example (for the six-month period ended March 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio[1]	Expenses Paid During the Period[1]
Actual	$1,000.00	$1,024.10	0.64%	$3.23
Hypothetical (5% return before expenses)	$1,000.00	$1,021.74	0.64%	$3.23
[1]

Included in the expense ratio are “Other fees” described in Note 6 which are not annualized. Without these expenses, the expense ratio would have been 0.63% and the actual and hypothetical expenses paid during the period would have been $3.18, respectively.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	5.65%	5.69%	6.62%	1.83%
Fund Market Price Returns	4.96%	5.47%	6.45%	1.74%
WisdomTree Emerging Markets High Dividend Index	7.77%	7.02%	7.68%	2.92%
MSCI Emerging Markets Index	-11.37%	4.94%	5.98%	3.36%
MSCI Emerging Markets Value Index	-3.53%	3.22%	4.24%	1.58%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

6	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as	of March 31, 2022 (unaudited)

WisdomTree Emerging Markets Multifactor Fund (EMMF)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	19.5%
Financials	19.3%
Materials	11.2%
Consumer Staples	10.6%
Communication Services	8.7%
Consumer Discretionary	7.9%
Energy	7.2%
Industrials	6.9%
Utilities	6.4%
Health Care	2.0%
Other Assets less Liabilities‡	0.3%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	3.5%
China Development Financial Holding Corp.	2.1%
Cathay Financial Holding Co. Ltd.	1.4%
Want Want China Holdings Ltd.	1.3%
Zhongsheng Group Holdings Ltd.	1.2%
Kingboard Holdings Ltd.	1.1%
Samsung Electronics Co. Ltd.	1.1%
Bajaj Auto Ltd.	1.0%
Tencent Holdings Ltd.	1.0%
China Hongqiao Group Ltd.	1.0%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets Multifactor Fund (the ‘‘Fund’’) seeks capital appreciation by investing in equity securities of emerging markets countries with the highest composite scores based on two fundamental factors, value and quality measures, and two technical factors, momentum and correlation.

The Fund returned -5.72% at net asset value (“NAV”) for the fiscal year ended March 31, 2022 (for more complete performance information please see the table below). The Fund’s position in the Consumer Discretionary and Communication Services sectors were additive for a positive performance mostly due to stock selection effects. The Materials sector detracted from performance primarily due to stock selection effects as well. Exposures in China and Taiwan were additive primarily due to stock selection effects. A lack of exposure to Saudi Arabia weighed negatively on performance, while exposures in Russia also detracted from performance as a result of stock selection. Over the fiscal year, uncertainty and volatility have entered the global markets as investors are accessing the impacts of inflation and rising rates, China regulatory crackdowns, Russia’s invasion of Ukraine, and global supply chains being disrupted due to COVID-19 issues. This has resulted in global equity markets largely being down during the fiscal year. However, higher quality and lower valuation companies have continued to be a preferred destination over their more growth-oriented and lower quality counterparts, which are two of the screening factors withing the Fund’s methodology. During the fiscal year, the Fund’s overweight to the higher quality companies and its underweight to lower quality companies were both positive contributors to performance. Further, the Fund’s overweight in lower price-to-earnings companies and underweight in higher price-to-earnings companies were both beneficial to performance as lower multiple companies benefited from the rotation from growth into value during the period.

Shareholder Expense Example (for the six-month period ended March 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$940.20	0.48%	$2.32
Hypothetical (5% return before expenses)	$1,000.00	$1,022.54	0.48%	$2.42

Performance

	Average Annual Total Return

	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	-5.72%	2.70%	1.22%
Fund Market Price Returns	-7.38%	2.09%	1.05%
MSCI Emerging Markets Index	-11.37%	4.94%	4.24%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on August 10, 2018.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	7

Management’s Discussion of Funds’ Performance

as	of March 31, 2022 (unaudited)

WisdomTree Emerging Markets Quality Dividend Growth Fund (DGRE)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	27.6%
Materials	15.4%
Consumer Staples	10.5%
Consumer Discretionary	8.4%
Communication Services	7.8%
Industrials	6.9%
Health Care	6.5%
Financials	6.0%
Energy	5.1%
Utilities	3.7%
Real Estate	2.2%
Other Assets less Liabilities‡	-0.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	6.1%
Tencent Holdings Ltd.	4.3%
Samsung Electronics Co. Ltd.	3.6%
Infosys Ltd.	1.5%
Vale SA	1.2%
Tata Consultancy Services Ltd.	1.0%
Zhongsheng Group Holdings Ltd.	1.0%
JSW Steel Ltd.	0.9%
Tech Mahindra Ltd.	0.7%
ENN Energy Holdings Ltd.	0.7%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets Quality Dividend Growth Fund (the ‘‘Fund’’) seeks income and capital appreciation by investing in dividend-paying companies with growth characteristics in the emerging markets region.

The Fund returned -8.48% at net asset value (“NAV”) for the fiscal year ended March 31, 2022 (for more complete performance information please see the table below). The Fund’s position in the Consumer Discretionary sector contributed most positively to performance. The Fund’s position in the Consumer Discretionary sector was by far the strongest performer, owing to stock selection effects, while its position in Financials weighed negatively on performance due to a combination of allocation and stock selection effects. Exposures in China were additive due to a combination of allocation and selection effects. Positions in India were also additive, primarily due to allocation effects. Exposures in Taiwan had negative performance impacts, owing mainly to poor stock selection. Over the fiscal year, uncertainty and volatility have entered the global markets as investors are accessing the impacts of inflation and rising rates, China regulatory crackdowns, Russia’s invasion of Ukraine, and global supply chains being disrupted due to COVID-19 issues. This has resulted in global equity markets largely being down during the fiscal year. However, quality companies have continued to be a preferred destination over their more risky, less certain counterparts. Inherent in the Fund’s methodology is a quality screening process. During the fiscal year, the Fund’s overweight to the higher quality companies and its underweight to the lower quality companies were both positive contributors to performance. Further, negative earning companies were amongst the worst performing subset of the emerging markets equity universe, and the Fund has minimal exposure to those names.

Shareholder Expense Example (for the six-month period ended March 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$946.70	0.32%	$1.55
Hypothetical (5% return before expenses)	$1,000.00	$1,023.34	0.32%	$1.61

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-8.48%	4.76%	5.28%	2.99%
Fund Market Price Returns	-10.34%	4.12%	4.82%	2.62%
MSCI Emerging Markets Index	-11.37%	4.94%	5.98%	4.45%

[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on August 1, 2013.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

8	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2022 (unaudited)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	17.5%
Financials	15.2%
Materials	13.9%
Industrials	13.3%
Consumer Discretionary	9.3%
Consumer Staples	8.4%
Real Estate	8.0%
Utilities	5.9%
Health Care	3.1%
Communication Services	2.8%
Energy	1.4%
Investment Company	0.5%
Other Assets less Liabilities‡	0.7%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Transmissora Alianca de Energia Eletrica SA	1.7%
African Rainbow Minerals Ltd.	1.1%
Synnex Technology International Corp.	1.1%
Royal Bafokeng Platinum Ltd.	0.9%
Meritz Securities Co. Ltd.	0.8%
SPAR Group Ltd.	0.8%
Truworths International Ltd.	0.8%
CAP SA	0.8%
Banco del Bajio SA	0.7%
Meritz Fire & Marine Insurance Co. Ltd.	0.7%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets SmallCap Dividend Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Emerging Markets SmallCap Dividend Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests in dividend-paying small-cap companies in the emerging markets region. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 9.48% at net asset value (“NAV”) for the fiscal year ended March 31, 2022 (for more complete performance information please see the table below). The Fund benefited from its positions in Health Care, Utilities and Consumer Discretionary, due to allocation and stock selection effects within each sector. Positions in the Real Estate, Industrials and Energy sectors weighed negatively on performance for the Fund, due to a combination of allocation and stock selection. When analyzing performance by country, exposures within Thailand and India were the largest detractors from performance, owing to allocation effects in both. South Korea and Brazil were top performance contributors due to allocation and stock selection.

Shareholder Expense Example (for the six-month period ended March 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,010.30	0.58%	$2.91
Hypothetical (5% return before expenses)	$1,000.00	$1,022.04	0.58%	$2.92

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	9.48%	8.71%	7.77%	4.74%
Fund Market Price Returns	8.23%	8.57%	7.61%	4.66%
WisdomTree Emerging Markets SmallCap Dividend Index	10.43%	9.93%	8.81%	5.91%
MSCI Emerging Markets Small Cap Index	5.52%	11.93%	7.81%	5.31%
MSCI Emerging Markets Index	-11.37%	4.94%	5.98%	3.36%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	9

Management’s Discussion of Funds’ Performance

as of March 31, 2022 (unaudited)

WisdomTree Global ex-U.S. Quality Dividend Growth Fund (DNL)

Sector Breakdown†

Sector	% of Net Assets
Materials	24.0%
Information Technology	20.3%
Consumer Discretionary	16.8%
Health Care	13.6%
Industrials	11.9%
Consumer Staples	3.3%
Financials	3.2%
Communication Services	3.1%
Energy	2.3%
Utilities	0.9%
Real Estate	0.1%
Investment Company	0.1%
Other Assets less Liabilities‡	0.4%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
BHP Group Ltd.	7.2%
Anglo American PLC	6.8%
Novo Nordisk A/S, Class B	6.4%
LVMH Moet Hennessy Louis Vuitton SE	5.6%
Tokyo Electron Ltd.	3.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.7%
Roche Holding AG, Bearer Shares	3.5%
Vale SA	3.4%
ASML Holding NV	2.7%
Industria de Diseno Textil SA	2.7%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Global ex-U.S. Quality Dividend Growth Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Global ex-U.S. Quality Dividend Growth Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests in dividend-paying companies with growth characteristics in developed and emerging equity markets, excluding the U.S. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 5.57% at net asset value (“NAV”) for the fiscal year ended March 31, 2022 (for more complete performance information please see the table below). The Fund benefited from its positions in Materials, Health Care and Industrials, mainly due to stock selection. Positions in the Energy, Financials and Consumer Staples sectors weighed negatively on performance for the Fund. Poor stock selection hurt exposures within Energy and Consumer Staples, while Financials exposure was dragged down by allocation impacts. When analyzing performance by country, exposures within Canada and Taiwan weighed on performance the most, owing to stock selection effects in both. Denmark and the United Kingdom were top performance contributors due to allocation and stock selection impacts. The Fund’s underperformance relative to its Index was also attributable to the Index valuing Russian securities that suspended trading at their last traded price in accordance with the Index’s calculation methodology, whereas, the Fund is valuing Russian securities that suspended trading in accordance with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) applicable to the Fund which requires assets to be fair valued at the price at which an orderly transaction to sell the asset would take place between market participants at the measurement date under current market conditions; which the Fund has estimated to be zero.

Shareholder Expense Example (for the six-month period ended March 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$992.50	0.50%	$2.48
Hypothetical (5% return before expenses)	$1,000.00	$1,022.44	0.50%	$2.52

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	5.57%	15.32%	12.17%	7.03%
Fund Market Price Returns	4.33%	14.93%	12.04%	6.94%
WisdomTree Global ex-U.S. Quality Dividend Growth Index	6.50%	16.13%	12.98%	7.79%
MSCI AC World ex-USA Growth Index	-6.16%	9.12%	8.60%	6.70%
MSCI AC World ex-USA Index	-1.48%	7.51%	6.76%	5.55%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

10	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2022 (unaudited)

WisdomTree Global ex-U.S. Real Estate Fund (DRW)

Sector Breakdown†

Sector	% of Net Assets
Real Estate	98.9%
Consumer Discretionary	0.4%
Financials	0.2%
Other Assets less Liabilities‡	0.5%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Vonovia SE	4.2%
Sun Hung Kai Properties Ltd.	3.8%
Link REIT	3.5%
Daito Trust Construction Co. Ltd.	2.8%
China Resources Land Ltd.	2.8%
Goodman Group	2.7%
Daiwa House Industry Co. Ltd.	2.5%
China Overseas Land & Investment Ltd.	2.4%
Swiss Prime Site AG, Registered Shares	2.1%
Dexus	2.0%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Global ex-U.S. Real Estate Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Global ex-U.S. Real Estate Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests in dividend-paying companies in the Real Estate sector in developed and emerging equity markets, excluding the U.S. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -6.45% at net asset value (“NAV”) for the fiscal year ended March 31, 2022 (for more complete performance information please see the table below). The Fund benefited from an absence of positions in Consumer Discretionary and Communication Services, as a result of its focus on Real Estate. Real Estate was not a strong performer over the fiscal year, and this sector’s focus in the Fund weighed negatively on overall performance. By country, positions in Australia, Sweden and Singapore were additive due to allocation effects while exposures in Germany, Hong Kong and China negatively impacted performance, also a result of allocation.

Shareholder Expense Example (for the six-month period ended March 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[1]	Expenses Paid During the Period[1]
Actual	$1,000.00	$952.00	0.59%	$2.87
Hypothetical (5% return before expenses)	$1,000.00	$1,021.99	0.59%	$2.97
[1]

Included in the expense ratio are “Other fees” described in Note 6 which are not annualized. Without these expenses, the expense ratio would have been 0.58% and the actual and hypothetical expenses paid during the period would have been $2.82 and $2.92, respectively.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	-6.45%	-4.87%	1.86%	4.42%
Fund Market Price Returns	-7.43%	-5.19%	1.62%	4.28%
WisdomTree Global ex-U.S. Real Estate Index	-6.54%	-4.83%	2.02%	4.61%
Dow Jones Global ex-U.S. Select Real Estate Securities Index	3.97%	1.20%	3.43%	4.73%
MSCI AC World ex-USA Index	-1.48%	7.51%	6.76%	5.55%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	11

Management’s Discussion of Funds’ Performance

as of March 31, 2022 (unaudited)

WisdomTree Global High Dividend Fund (DEW)

Sector Breakdown†

Sector	% of Net Assets
Financials	23.0%
Consumer Staples	12.0%
Health Care	11.9%
Utilities	10.9%
Real Estate	8.7%
Information Technology	7.6%
Materials	7.1%
Energy	7.0%
Communication Services	6.2%
Industrials	3.7%
Consumer Discretionary	1.3%
Investment Company	0.0%	*
Other Assets less Liabilities‡	0.6%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

*	Represents less than 0.1%.

Top Ten Holdings*

Description	% of Net Assets
AbbVie, Inc.	2.9%
Coca-Cola Co.	2.6%
Philip Morris International, Inc.	2.3%
Pfizer, Inc.	2.3%
Verizon Communications, Inc.	2.2%
Cisco Systems, Inc.	2.0%
PepsiCo, Inc.	1.9%
Broadcom, Inc.	1.6%
BHP Group Ltd.	1.6%
Altria Group, Inc.	1.5%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Global High Dividend Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Global High Dividend Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests in high-dividend-yielding companies in the U.S. and in developed and emerging equity markets. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 12.96% at net asset value (“NAV”) for the fiscal year ended March 31, 2022 (for more complete performance information please see the table below). The Fund benefited from its positions in Health Care, Consumer Discretionary and Energy, due to allocation effects in the latter two and positive stock selection in Health Care. Positions in the Information Technology, Communication Services and Consumer Staples sectors weighed negatively on performance for the Fund, primarily due to a combination of stock selection and allocation effects. When analyzing performance by country, exposures within Switzerland and France were the largest detractors from performance. Exposures within the United States and Japan were top performance contributors due to stock selection.

Shareholder Expense Example (for the six-month period ended March 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio[1]	Expenses Paid During the Period[1]
Actual	$1,000.00	$1,098.70	0.59%	$3.09
Hypothetical (5% return before expenses)	$1,000.00	$1,021.99	0.59%	$2.97
[1]

Included in the expense ratio are “Other fees” described in Note 6 which are not annualized. Without these expenses, the expense ratio would have been 0.58% and the actual and hypothetical expenses paid during the period would have been $3.03 and $2.92, respectively.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	12.96%	7.64%	6.69%	6.21%
Fund Market Price Returns	13.13%	7.68%	6.65%	6.16%
WisdomTree Global High Dividend Index	12.77%	7.37%	6.45%	6.15%
MSCI AC World Index	7.28%	13.75%	11.64%	10.00%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

12	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2022 (unaudited)

WisdomTree Growth Leaders Fund (PLAT)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	33.8%
Communication Services	24.8%
Consumer Discretionary	23.1%
Financials	10.1%
Industrials	5.1%
Health Care	1.9%
Real Estate	1.1%
Other Assets less Liabilities‡	0.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Apple, Inc.	11.7%
Microsoft Corp.	10.5%
Alphabet, Inc., Class A	9.9%
Amazon.com, Inc.	8.2%
Meta Platforms, Inc., Class A	3.8%
salesforce.com, Inc.	2.8%
Intercontinental Exchange, Inc.	2.3%
Cargurus, Inc.	2.2%
Airbnb, Inc., Class A	2.2%
Anaplan, Inc.	1.9%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Growth Leaders Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Growth Leaders Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests in high growth mid- and large-cap companies that are generating substantial revenue from a modern platform business. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -16.53% at net asset value (“NAV”) for the fiscal year ended March 31, 2022 (for more complete performance information please see the table below). Stock selection in Consumer Discretionary, Communication Services, and Information Technology detracted from performance, while selection within Materials and Utilities benefited the Fund. The Fund benefited from exposure to Japan, Korea, and Hong Kong while stock selection within the United States weighed negatively on Fund performance during the period.

Shareholder Expense Example (for the six-month period ended March 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$807.40	0.20%	$0.90
Hypothetical (5% return before expenses)	$1,000.00	$1,023.93	0.20%	$1.01

Performance

	Average Annual Total Return

	1 Year	Since Inception[1]
Fund NAV Returns	-16.53%	15.17%
Fund Market Price Returns	-16.89%	15.22%
WisdomTree Growth Leaders Index	-16.43%	15.57%
MSCI AC World Index	7.28%	14.50%
S&P 500® Index	15.65%	19.49%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on May 22, 2019.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	13

Management’s Discussion of Funds’ Performance

as of March 31, 2022 (unaudited)

WisdomTree India Earnings Fund (EPI)

Sector Breakdown†

Sector	% of Net Assets
Financials	23.6%
Energy	18.8%
Materials	16.8%
Information Technology	14.4%
Utilities	8.4%
Industrials	6.4%
Health Care	4.5%
Consumer Discretionary	4.3%
Consumer Staples	4.1%
Communication Services	1.7%
Real Estate	0.4%
Investment Company	0.0%	*
Other Assets less Liabilities‡	-3.4%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

*	Represents less than 0.1%.

Top Ten Holdings*

Description	% of Net Assets
Reliance Industries Ltd.	8.8%
Infosys Ltd.	6.1%
Housing Development Finance Corp. Ltd.	4.7%
ICICI Bank Ltd.	3.8%
Tata Consultancy Services Ltd.	3.1%
NTPC Ltd.	2.7%
Power Grid Corp. of India Ltd.	2.3%
Oil & Natural Gas Corp. Ltd.	2.0%
Larsen & Toubro Ltd.	2.0%
Indian Oil Corp. Ltd.	2.0%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree India Earnings Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree India Earnings Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests in profitable companies in the Indian equity market. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 17.85% at net asset value (“NAV”) for the fiscal year ended March 31, 2022 (for more complete performance information please see the table below). The Fund benefited from its positions in Materials, Consumer Staples and Energy, due to allocation effects in Consumer Staples and positive stock selection in the other sectors. Positions in the Financials, Health Care and Industrials sectors weighed negatively on performance for the Fund, due to poor stock selection. When analyzing performance by earnings yield attribution, companies in the 4th and 3rd quintiles ranked by earnings yield weighed negatively on performance the most, owing to a combination of allocation and stock selection effects. The companies in the 1st and 5th quintiles were top contributors to performance due to an overweight allocation in the former and an underweight allocation in the latter. India was among the strongest equity markets in the world last year and the Fund benefited from this focus. The Fund’s underperformance relative to its Index was primarily attributable to foreign capital gain tax recognized by the Fund but which is not recognized by the Index.

Shareholder Expense Example (for the six-month period ended March 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$975.30	0.83%	$4.09
Hypothetical (5% return before expenses)	$1,000.00	$1,020.79	0.83%	$4.18

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	17.85%	12.61%	9.79%	7.72%
Fund Market Price Returns	15.61%	12.26%	9.53%	7.62%
WisdomTree India Earnings Index	20.92%	14.77%	11.54%	9.20%
MSCI India Index	17.86%	12.85%	11.08%	8.64%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

14	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2022 (unaudited)

WisdomTree India ex-State-Owned Enterprises Fund (IXSE)

Sector Breakdown†

Sector	% of Net Assets
Financials	26.7%
Information Technology	16.3%
Materials	11.9%
Energy	11.2%
Consumer Discretionary	9.8%
Consumer Staples	8.0%
Health Care	7.4%
Communication Services	4.0%
Industrials	3.2%
Utilities	3.0%
Real Estate	1.0%
Other Assets less Liabilities‡	-2.5%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Reliance Industries Ltd.	11.2%
Infosys Ltd.	10.2%
Housing Development Finance Corp. Ltd.	6.3%
ICICI Bank Ltd.	5.4%
Kotak Mahindra Bank Ltd.	2.8%
Bajaj Finance Ltd.	2.8%
Hindustan Unilever Ltd.	2.7%
Bharti Airtel Ltd.	2.6%
Axis Bank Ltd.	2.4%
Asian Paints Ltd.	2.0%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree India ex-State-Owned Enterprises Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree India ex-State-Owned Enterprises Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests in Indian companies that are not state-owned, which is defined as government ownership greater than 20%. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 15.04% at net asset value (“NAV”) for the fiscal year ended March 31, 2022 (for more complete performance information please see the table below). The Fund benefited from its positions in Consumer Discretionary, Energy and Information Technology, due to stock selection effects within each sector. Positions in the Financials, Consumer Staples and Health Care sectors weighed negatively on performance for the Fund, due to combination of allocation and stock selection effects. When analyzing performance by State-Ownership attribution, the Fund’s emphasis on non-state-owned enterprises (“Non-SOEs“) weighed negatively on performance the most, owing to poor stock selection effects. The absence of state-owned enterprises (“SOEs“) also weighed on performance modestly, as SOEs performed better than their Non-SOE counterparts during the fiscal year. India was among the strongest equity markets in the world last year and the Fund benefited from this focus. The Fund’s underperformance relative to its Index was primarily attributable to foreign capital gain tax recognized by the Fund but which is not recognized by the Index.

Shareholder Expense Example (for the six-month period ended March 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$969.40	0.58%	$2.85
Hypothetical (5% return before expenses)	$1,000.00	$1,022.04	0.58%	$2.92

Performance

	Average Annual Total Return

	1 Year	Since Inception[1]
Fund NAV Returns	15.04%	12.34%
Fund Market Price Returns	12.97%	11.52%
WisdomTree India ex-State-Owned Enterprises Index	16.66%	15.71%
MSCI India Index	17.86%	12.84%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on April 4, 2019.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	15

Description of Terms and Indexes (unaudited)

Below are descriptions of certain terms and of each Index referenced in this report:

Allocation Effect measures an investment manager’s ability to effectively allocate a portfolio’s assets to various segments. A segment refers to assets or securities that are grouped within a certain classification such as sectors, industries, or countries. The allocation effect determines whether the overweighting or underweighting of segments relative to a benchmark contributes positively or negatively to the overall portfolio return. Positive allocation occurs when the portfolio is overweighted in a segment that outperforms the benchmark and underweighted in a segment that underperforms the benchmark. Negative allocation occurs when the portfolio is overweighted in a segment that underperforms the benchmark and underweighted in a segment that outperforms the benchmark.

Correlation is a statistical measure of how two sets of returns move in relation to each other. Correlation coefficients range from -1 to 1. A correlation of 1 means the two subjects of analysis move in lockstep with each other. A correlation of -1 means the two subjects of analysis have moved in exactly the opposite direction.

The Dow Jones Global ex-U.S. Select Real Estate Securities Index is a float-adjusted market capitalization weighted index that defines and measures the investable universe of publicly traded real estate securities in countries outside the U.S.

Factors generally are attributes that are based on its fundamentals or share price behavior.

The FTSE China 50 Index is a capitalization weighted index that is comprised of the 50 largest and most liquid Chinese securities.

Growth is generally characterized by higher price levels relative to fundamentals, such as dividends or earnings. Price levels are higher because investors are willing to pay more due to their expectations of future improvements in these fundamentals.

Momentum is generally characterized by assets with recent price increase trends over time. This term is also associated with the momentum factor which associates these stock characteristics with excess return vs. the market over time.

The MSCI AC World ex-USA Growth Index is comprised of growth stocks in the developed and emerging markets covered by MSCI, excluding the U.S.

The MSCI AC World ex-USA Index is a free float-adjusted market capitalization-weighted index designed to measure the combined equity market performance of developed and emerging markets countries, excluding the U.S.

The MSCI AC World Index is comprised of the world stock market indexes covered by

MSCI.

The MSCI China Index is a free float-adjusted market capitalization weighted index designed to measure the performance of the Chinese equity market.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure emerging markets equity performance.

The MSCI Emerging Markets Small Cap Index is a free float-adjusted market capitalization index that is designed to measure the performance of small capitalization equities in the emerging markets.

The MSCI Emerging Markets Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across 24 emerging markets countries.

The MSCI India Index is a free float-adjusted market capitalization index that is designed to measure the performance of the Indian equity market.

Quality is generally characterized by higher efficiency and profitability. Typical measures include earnings, return-on-equity, return on assets, operating profitability as well as others. This term is also related to the quality factor, which associates these stock characteristics with excess returns vs. the market over time.

Risk-on and Risk-off refers to investors’ appetites for risk which rise and fall over time. During periods when risk is perceived as low, the risk-on risk-off theory states that

16	WisdomTree Trust

Description of Terms and Indexes (unaudited) (continued)

investors tend to engage in higher-risk investments (i.e., “Risk-on”). When risk is perceived to be high, investors have the tendency to gravitate toward lower-risk investments (i.e., “Risk-off”).

The S&P 500® Index is a capitalization-weighted index of 500 stocks selected by the

Standard & Poor’s Index Committee, designed to represent the performance of the leading industries in the United States economy.

Selection Effect measures an investment manager’s ability to select securities within a given segment relative to a benchmark. The over or underperformance of the portfolio is weighted by the benchmark weight, therefore, selection is not affected by the investment manager’s allocation to the segment. The weight of the segment in the portfolio determines the size of the effect—the larger the segment, the larger the effect is, positive or negative. A positive selection effect occurs when the portfolio return is greater than the benchmark return. Thus, the investment manager made good decisions in selecting securities that, as a whole, outperformed similar securities in the benchmark. A negative selection effect occurs when the portfolio return is less than the benchmark return. Thus,

the investment manager made poor decisions in selecting securities that, as a whole,

underperformed similar securities in the benchmark.

The WisdomTree China Dividend ex-Financials Index is comprised of Chinese dividend paying stocks outside the Financials sector.

The WisdomTree China ex-State-Owned Enterprises Index measures the performance of

Chinese stocks that are not state-owned enterprises. WisdomTree Investments, Inc., as index provider, defines state-owned enterprises as companies with over 20% government ownership.

The WisdomTree Emerging Markets ex-State-Owned Enterprises Index is a modified market capitalization weighted index that consists of common stocks in emerging markets, excluding common stocks of “state-owned enterprises.” WisdomTree Investments, Inc., as index provider, defines state-owned enterprises as companies with over 20% government ownership.

The WisdomTree Emerging Markets High Dividend Index is comprised of the highest dividend-yielding stocks selected from the WisdomTree Emerging Markets Dividend

Index.

The WisdomTree Emerging Markets SmallCap Dividend Index is comprised of primarily small-capitalization stocks selected from the WisdomTree Emerging Markets Dividend

Index.

The WisdomTree Global ex-U.S. Quality Dividend Growth Index is comprised of growth companies selected from developed and emerging markets outside the U.S.

The WisdomTree Global ex-U.S. Real Estate Index is comprised of companies in developed and emerging markets outside of Canada and the U.S., which WisdomTree classifies as being Global Real Estate securities.

The WisdomTree Global High Dividend Index is comprised of high dividend-paying companies selected from the WisdomTree Global Dividend Index.

The WisdomTree Growth Leaders Index is a modified market capitalization-weighted index that is designed to provide exposure to mid and large-cap companies that are leveraging platform-based business models with high revenue growth.

The WisdomTree India Earnings Index is a fundamentally weighted index that is comprised of companies incorporated and traded in India that are profitable and that are eligible to be purchased by foreign investors as of the index measurement date.

The WisdomTree India ex-State-Owned Enterprises Index measures the performance of Indian stocks that are not state-owned enterprises. State-owned enterprises are defined as government ownership of more than 20% of outstanding shares of companies.

The Dow Jones Global ex-U.S. Select Real Estate Securities Index is calculated, distributed and marketed by Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC, and has been licensed for use.

WisdomTree Trust	17

Description of Terms and Indexes (unaudited) (concluded)

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”), a division of The McGraw-Hill Companies, Inc. and is licensed for use by WisdomTree Investments, Inc. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc. (together, “WisdomTree”) and the Funds make no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the underlying Indexes to track the performance of their underlying securities. WisdomTree Investments is the licensor of certain trademarks, service marks and trade names of the Funds. WisdomTree Investments has no obligation to take the needs of the Funds or the owners of shares of the Funds into consideration in determining, composing, or calculating the underlying WisdomTree Indexes of the applicable Funds. WisdomTree Investments is not responsible for, and has not participated in, the determination of the timing of, prices of, or quantities of shares of the Funds to be issued or in the determination or calculation of the equation by which the shares of the Funds are redeemable. WisdomTree and the Funds do not guarantee the accuracy, completeness, or performance of the underlying Indexes or the data included therein and shall have no liability in connection with the underlying Indexes or their calculation.

Index performance information assumes the reinvestment of dividends and excludes management fees, transaction costs and expenses. You cannot directly invest in an index.

* * * * * *

Abbreviations used in the schedules of investments and related tables included in this report are as follows:

CURRENCY ABBREVIATIONS:
AUD	Australian dollar	HUF	Hungary forint	PHP	Philippine peso
BRL	Brazilian real	INR	Indian rupee	SGD	Singapore dollar
CHF	Swiss franc	KRW	South Korean won	TWD	New Taiwan dollar
CNH	Offshore Chinese renminbi	MXN	Mexican peso	USD	U.S. Dollar
CZK	Czech koruna	MYR	Malaysian ringgit	ZAR	South African rand
HKD	Hong Kong dollar

OTHER ABBREVIATIONS:
ADR	American Depositary Receipt
CVA	Certificaten Van Aandelen (Certificate of Stock)
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt

18	WisdomTree Trust

Schedule of Investments

WisdomTree China ex-State-Owned Enterprises Fund (CXSE)

March 31, 2022

Investments	Shares	Value

COMMON STOCKS – 100.0%

China – 100.0%

Air Freight & Logistics – 0.9%

SF Holding Co. Ltd., Class A	485,161	$3,492,676

ZTO Express Cayman, Inc.	167,082	4,258,443

Total Air Freight & Logistics		7,751,119

Auto Components – 0.5%

Fuyao Glass Industry Group Co. Ltd., Class A	360,367	2,019,795

Fuyao Glass Industry Group Co. Ltd., Class H(a)	277,300	1,140,161

Minth Group Ltd.	265,200	654,246

Total Auto Components		3,814,202

Automobiles – 5.2%

BYD Co. Ltd., Class A	211,088	7,641,345

BYD Co. Ltd., Class H	326,900	9,366,953

Geely Automobile Holdings Ltd.	2,196,900	3,467,283

Great Wall Motor Co. Ltd., Class A	257,800	1,112,730

Great Wall Motor Co. Ltd., Class H	1,237,900	1,985,344

Li Auto, Inc., ADR*	112,398	2,900,992

NIO, Inc., ADR*	585,416	12,323,007

Niu Technologies, ADR*	11,071	106,946

XPeng, Inc., ADR*	128,918	3,556,848

Yadea Group Holdings Ltd.(a)	372,200	576,023

Total Automobiles		43,037,471

Banks – 1.3%

China Minsheng Banking Corp. Ltd., Class A	8,135,036	4,895,297

China Minsheng Banking Corp. Ltd., Class H(b)	2,600,900	979,730

Ping An Bank Co. Ltd., Class A	2,168,900	5,254,751

Total Banks		11,129,778

Beverages – 0.7%

JiuGui Liquor Co. Ltd., Class A	65,000	1,514,390

Nongfu Spring Co. Ltd., Class H(a)(b)	786,100	4,190,780

Total Beverages		5,705,170

Biotechnology – 2.5%

Akeso, Inc.*(a)(b)	194,600	414,476

BeiGene Ltd.*(b)	304,900	4,718,681

Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A	41,300	1,808,636

Chongqing Zhifei Biological Products Co. Ltd., Class A	213,600	4,643,405

I-Mab, ADR*	15,648	254,123

InnoCare Pharma Ltd.*(a)(b)	218,300	340,632

Innovent Biologics, Inc.*(a)	417,200	1,435,700

Remegen Co. Ltd., Class H*(a)(b)	50,000	296,882

Shenzhen Kangtai Biological Products Co. Ltd., Class A	94,500	1,388,152

Walvax Biotechnology Co. Ltd., Class A	476,000	4,114,321

Zai Lab Ltd.*(b)	303,730	1,394,271

Total Biotechnology		20,809,279

Building Products – 0.4%

China Lesso Group Holdings Ltd.	493,300	599,665

Xinyi Glass Holdings Ltd.	1,247,000	3,025,385

Total Building Products		3,625,050

Capital Markets – 1.2%

East Money Information Co. Ltd., Class A	2,325,114	9,281,263

Futu Holdings Ltd., ADR*(b)	29,907	973,772

Total Capital Markets		10,255,035
Chemicals – 2.2%

Dongyue Group Ltd.	783,900	1,079,046

Guangzhou Tinci Materials Technology Co. Ltd., Class A	186,000	2,754,210

Hengli Petrochemical Co. Ltd., Class A	503,900	1,650,270

Jiangsu Eastern Shenghong Co. Ltd., Class A	473,900	1,060,062

LB Group Co. Ltd., Class A	326,600	1,190,003

Rongsheng Petrochemical Co. Ltd., Class A	834,200	1,879,154

Shanghai Putailai New Energy Technology Co. Ltd., Class A	89,300	1,977,005

Shenzhen Capchem Technology Co. Ltd., Class A	75,600	971,185

Sichuan Yahua Industrial Group Co. Ltd., Class A	300,300	1,365,237

Suzhou TA&A Ultra Clean Technology Co. Ltd., Class A	100,700	1,135,792

Tongkun Group Co. Ltd., Class A	466,000	1,283,168

Zhejiang Longsheng Group Co. Ltd., Class A	676,300	1,161,240

Zhejiang Yongtai Technology Co. Ltd., Class A*	177,300	1,068,029

Total Chemicals		18,574,401

Commercial Services & Supplies – 0.1%

China Conch Environment Protection Holdings Ltd.*	656,663	821,730

Communications Equipment – 0.1%

BYD Electronic International Co. Ltd.(b)	300,700	606,668

Construction & Engineering – 0.2%

China Conch Venture Holdings Ltd.	629,163	1,839,752

Construction Materials – 0.5%

Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	381,300	2,699,331

China Jushi Co. Ltd., Class A	669,100	1,606,320

Total Construction Materials		4,305,651

Consumer Finance – 0.2%

360 DigiTech, Inc., ADR(b)	43,768	673,589

Lufax Holding Ltd., ADR*	224,384	1,249,819

Total Consumer Finance		1,923,408

Diversified Consumer Services – 0.2%

Fu Shou Yuan International Group Ltd.	789,700	582,842

New Oriental Education & Technology Group, Inc.*(b)	506,263	622,534

TAL Education Group, ADR*	186,062	560,046

Total Diversified Consumer Services		1,765,422

Electrical Equipment – 4.4%

Contemporary Amperex Technology Co. Ltd., Class A	264,859	21,374,469

Gotion High-tech Co. Ltd., Class A*	276,000	1,496,063

Ming Yang Smart Energy Group Ltd., Class A	372,700	1,301,611

Sungrow Power Supply Co. Ltd., Class A	275,200	4,649,888

TBEA Co. Ltd., Class A	954,300	3,063,694

See Notes to Financial Statements.

WisdomTree Trust	19

Schedule of Investments (continued)

WisdomTree China ex-State-Owned Enterprises Fund (CXSE)

March 31, 2022

Investments	Shares	Value

Xinjiang Goldwind Science & Technology Co. Ltd., Class A	708,700	$1,465,829

Xinjiang Goldwind Science & Technology Co. Ltd., Class H	416,800	629,080

Zhejiang Chint Electrics Co. Ltd., Class A	350,100	2,182,851

Zhuzhou CRRC Times Electric Co. Ltd., Class H	252,500	991,442

Total Electrical Equipment		37,154,927

Electronic Equipment, Instruments & Components – 3.7%

AAC Technologies Holdings, Inc.(b)	367,700	891,149

BOE Technology Group Co. Ltd., Class A	7,822,000	5,310,695

Chaozhou Three-Circle Group Co. Ltd., Class A	309,200	1,363,323

Foxconn Industrial Internet Co. Ltd., Class A	792,600	1,267,291

GoerTek, Inc., Class A	656,700	3,558,621

Hollysys Automation Technologies Ltd.	23,668	377,978

Kingboard Holdings Ltd.	289,300	1,407,453

Lens Technology Co. Ltd., Class A	503,200	925,055

Luxshare Precision Industry Co. Ltd., Class A	1,137,976	5,682,620

Maxscend Microelectronics Co. Ltd., Class A	61,300	2,027,078

Sunny Optical Technology Group Co. Ltd.	327,100	5,266,914

Wingtech Technology Co. Ltd., Class A	156,700	2,006,854

Zhejiang Dahua Technology Co. Ltd., Class A	425,400	1,109,051

Total Electronic Equipment, Instruments & Components		31,194,082

Energy Equipment & Services – 0.0%

China Common Rich Renewable Energy Investments Ltd.*†(b)	502,000	0

Entertainment – 2.6%

Alibaba Pictures Group Ltd.*(b)	4,308,300	357,586

Bilibili, Inc., Class Z*	85,625	2,366,020

iQIYI, Inc., ADR*(b)	137,573	624,581

Kingsoft Corp. Ltd.	408,400	1,324,586

NetEase, Inc.	766,515	14,074,732

Tencent Music Entertainment Group, ADR*	210,385	1,024,575

XD, Inc.*(b)	96,500	299,429

Zhejiang Century Huatong Group Co. Ltd., Class A*	1,473,200	1,455,075

Total Entertainment		21,526,584

Food Products – 4.5%

China Feihe Ltd.(a)	1,296,100	1,284,283

Dali Foods Group Co. Ltd.(a)	919,700	482,668

Foshan Haitian Flavouring & Food Co. Ltd., Class A	322,751	4,444,620

Guangdong Haid Group Co. Ltd., Class A	209,103	1,808,376

Inner Mongolia Yili Industrial Group Co. Ltd., Class A	1,389,700	8,075,807

Muyuan Foods Co. Ltd., Class A	624,874	5,597,003

Tingyi Cayman Islands Holding Corp.	763,000	1,286,054

Tongwei Co. Ltd., Class A	668,658	4,496,623

Uni-President China Holdings Ltd.	536,000	467,462

Want Want China Holdings Ltd.	2,538,100	2,346,432

Wens Foodstuffs Group Co. Ltd., Class A	1,208,100	4,196,312

WH Group Ltd.(a)	3,810,183	2,408,306

Yihai International Holding Ltd.*(b)	169,300	486,407

Total Food Products		37,380,353
Gas Utilities – 0.6%

ENN Energy Holdings Ltd.	358,000	5,371,326

Health Care Equipment & Supplies – 1.3%

Lepu Medical Technology Beijing Co. Ltd., Class A	321,100	1,020,240

Lifetech Scientific Corp.*(b)	1,370,100	458,368

Microport Scientific Corp.(b)	332,600	755,118

Ovctek China, Inc., Class A	118,700	683,056

Peijia Medical Ltd.*(a)(b)	79,700	72,257

Shandong Weigao Group Medical Polymer Co. Ltd., Class H	1,004,000	1,075,613

Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	142,674	6,905,466

Venus MedTech Hangzhou, Inc., Class H*(a)(b)	97,400	201,481

Total Health Care Equipment & Supplies		11,171,599

Health Care Providers & Services – 0.7%

Aier Eye Hospital Group Co. Ltd., Class A	639,525	3,178,434

Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	82,700	956,871

Hygeia Healthcare Holdings Co. Ltd.(a)(b)	91,300	356,158

Jinxin Fertility Group Ltd.*(a)(b)	576,600	443,969

Topchoice Medical Corp., Class A*	58,800	1,325,295

Total Health Care Providers & Services		6,260,727

Health Care Technology – 0.0%

Yidu Tech, Inc.*(a)(b)	188,700	235,893

Hotels, Restaurants & Leisure – 2.0%

Haidilao International Holding Ltd.(a)(b)	355,000	696,274

Huazhu Group Ltd.	513,370	1,753,537

Jiumaojiu International Holdings Ltd.(a)(b)	276,700	593,580

Tongcheng Travel Holdings Ltd.*	512,000	915,290

Trip.com Group Ltd.*(b)	197,877	4,765,380

Yum China Holdings, Inc.	183,606	7,626,993

Total Hotels, Restaurants & Leisure		16,351,054

Household Durables – 1.9%

Gree Electric Appliances, Inc. of Zhuhai, Class A	1,231,400	6,265,531

Haier Smart Home Co. Ltd., Class A	999,700	3,637,792

Haier Smart Home Co. Ltd., Class H	1,075,300	3,494,444

TCL Technology Group Corp., Class A	3,036,500	2,348,611

Total Household Durables		15,746,378

Household Products – 0.0%

Blue Moon Group Holdings Ltd.(a)(b)	477,300	341,303
Independent Power & Renewable Electricity Producers – 0.1%

Xinyi Energy Holdings Ltd.(b)	958,000	582,282

Industrial Conglomerates – 0.3%

China Baoan Group Co. Ltd., Class A	624,600	1,101,003

Fosun International Ltd.	1,057,700	1,152,052

Total Industrial Conglomerates		2,253,055

Insurance – 4.3%

Ping An Insurance Group Co. of China Ltd., Class A	2,304,094	17,585,317

Ping An Insurance Group Co. of China Ltd., Class H	2,458,400	17,469,413

See Notes to Financial Statements.

20	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree China ex-State-Owned Enterprises Fund (CXSE)

March 31, 2022

Investments	Shares	Value

ZhongAn Online P&C Insurance Co. Ltd., Class H*(a)(b)	278,100	$948,141

Total Insurance		36,002,871

Interactive Media & Services – 15.1%

Autohome, Inc., Class A(b)	99,240	779,966

Baidu, Inc., Class A*	928,530	16,776,949

Hello Group, Inc., ADR	46,792	270,458

JOYY, Inc., ADR	23,080	847,728

Kuaishou Technology*(a)	653,400	6,190,755

Tencent Holdings Ltd.	2,109,300	100,786,585

Weibo Corp., ADR*	18,189	445,812

Total Interactive Media & Services		126,098,253

Internet & Direct Marketing Retail – 17.9%

Alibaba Group Holding Ltd.*	5,604,000	80,216,615

Dada Nexus Ltd., ADR*	35,748	326,379

JD Health International, Inc.*(a)(b)	472,200	2,900,225

JD.com, Inc., Class A*	820,752	24,523,836

Meituan, Class B*(a)	1,598,400	31,758,184

Pinduoduo, Inc., ADR*	184,596	7,404,146

Ping An Healthcare and Technology Co. Ltd.*(a)(b)	216,200	568,700

Vipshop Holdings Ltd., ADR*	162,180	1,459,620

Total Internet & Direct Marketing Retail		149,157,705

IT Services – 0.5%

Chinasoft International Ltd.*	1,275,200	1,056,778

Chindata Group Holdings Ltd., ADR*	48,533	306,729

GDS Holdings Ltd., Class A*(b)	395,900	2,019,588

Kingsoft Cloud Holdings Ltd., ADR*(b)	40,400	245,228

Vnet Group, Inc., ADR*	52,580	306,541

Total IT Services		3,934,864

Life Sciences Tools & Services – 4.1%

Genscript Biotech Corp.*	498,400	1,597,395

Hangzhou Tigermed Consulting Co. Ltd., Class A	146,067	2,475,829

Hangzhou Tigermed Consulting Co. Ltd., Class H(a)	58,600	713,849

Pharmaron Beijing Co. Ltd., Class A	70,300	1,306,753

Pharmaron Beijing Co. Ltd., Class H(a)	67,200	819,041

WuXi AppTec Co. Ltd., Class A	599,747	10,617,282

WuXi AppTec Co. Ltd., Class H(a)	176,795	2,810,606

Wuxi Biologics Cayman, Inc.*(a)	1,631,400	13,550,907

Total Life Sciences Tools & Services		33,891,662

Machinery – 1.8%

Haitian International Holdings Ltd.	279,400	726,025

Jiangsu Hengli Hydraulic Co. Ltd., Class A	106,500	873,226

Sany Heavy Equipment International Holdings Co. Ltd.	434,600	453,945

Sany Heavy Industry Co. Ltd., Class A	1,668,348	4,604,442

Shenzhen Inovance Technology Co. Ltd., Class A	463,800	4,164,490

Wuxi Lead Intelligent Equipment Co. Ltd., Class A	289,900	2,668,791

Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A*	491,200	1,286,014

Total Machinery		14,776,933

Marine – 0.3%

SITC International Holdings Co. Ltd.	649,000	2,299,685

Media – 0.4%

China Literature Ltd.*(a)(b)	199,400	831,321

Focus Media Information Technology Co. Ltd., Class A	2,748,324	2,645,242

Total Media		3,476,563

Metals & Mining – 1.5%

China Hongqiao Group Ltd.(b)	968,100	1,293,042

Ganfeng Lithium Co. Ltd., Class A	225,700	4,467,353

Ganfeng Lithium Co. Ltd., Class H(a)(b)	130,700	1,869,193

GEM Co. Ltd., Class A	1,194,000	1,576,176

Zhejiang Huayou Cobalt Co. Ltd., Class A	225,400	3,472,554

Total Metals & Mining		12,678,318

Oil, Gas & Consumable Fuels – 0.3%

Guanghui Energy Co. Ltd., Class A*	1,382,400	1,785,681

United Energy Group Ltd.(b)	3,459,000	397,515

Total Oil, Gas & Consumable Fuels		2,183,196

Paper & Forest Products – 0.3%

Chengxin Lithium Group Co. Ltd., Class A*	197,200	1,579,004

Lee & Man Paper Manufacturing Ltd.	1,067,300	557,404

Nine Dragons Paper Holdings Ltd.	812,100	709,294

Total Paper & Forest Products		2,845,702

Personal Products – 0.2%

Hengan International Group Co. Ltd.	299,400	1,383,952

Pharmaceuticals – 2.3%

Asymchem Laboratories Tianjin Co. Ltd., Class A	48,005	2,775,293

CanSino Biologics, Inc., Class H*(a)(b)	39,000	626,976

China Medical System Holdings Ltd.	568,000	895,002

Hansoh Pharmaceutical Group Co. Ltd.(a)	444,100	744,004

Jiangsu Hengrui Medicine Co. Ltd., Class A	984,468	5,710,073

Kangmei Pharmaceutical Co. Ltd., Class A*	199,602	88,354

Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	289,104	2,428,745

Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H(b)	245,900	1,202,591

Sino Biopharmaceutical Ltd.	4,811,150	3,004,127

Zhejiang NHU Co. Ltd., Class A	377,800	1,885,399

Total Pharmaceuticals		19,360,564

Professional Services – 0.1%

51job, Inc., ADR*(b)	11,577	677,833

Real Estate Management & Development – 2.7%

A-Living Smart City Services Co. Ltd.(a)(b)	226,500	316,985

Agile Group Holdings Ltd.(b)	621,800	315,211

CIFI Ever Sunshine Services Group Ltd.(b)	314,000	425,007

CIFI Holdings Group Co. Ltd.	1,792,500	1,055,166

See Notes to Financial Statements.

WisdomTree Trust	21

Schedule of Investments (continued)

WisdomTree China ex-State-Owned Enterprises Fund (CXSE)

March 31, 2022

Investments	Shares	Value

Country Garden Holdings Co. Ltd.(b)	3,299,936	$2,540,876

Country Garden Services Holdings Co. Ltd.	817,300	3,506,561

Evergrande Property Services Group Ltd.*†(a)(b)	1,795,500	527,319

Gemdale Corp., Class A	1,135,900	2,555,198

Greentown Service Group Co. Ltd.	523,800	527,051

Guangzhou R&F Properties Co. Ltd., Class H(b)	848,700	301,273

Jinke Smart Services Group Co. Ltd., Class H(b)	464,600	1,678,905

KE Holdings, Inc., ADR*	191,192	2,365,045

KWG Group Holdings Ltd.(b)	513,900	212,610

Longfor Group Holdings Ltd.(a)	690,200	3,551,735

Powerlong Real Estate Holdings Ltd.(b)	586,300	154,971

Seazen Group Ltd.*	1,009,000	543,706

Shimao Group Holdings Ltd.(b)	561,400	316,851

Shimao Services Holdings Ltd.(a)(b)	325,400	174,513

Sunac China Holdings Ltd.(b)	1,592,600	931,393

Sunac Services Holdings Ltd.(a)(b)	313,719	194,287

Zhenro Properties Group Ltd.	883,800	68,841

Total Real Estate Management & Development		22,263,504

Semiconductors & Semiconductor Equipment – 4.5%

Daqo New Energy Corp., ADR*	22,296	921,271

Flat Glass Group Co. Ltd., Class H*(b)	173,700	672,052

Gigadevice Semiconductor Beijing, Inc., Class A	145,112	3,223,822

Hangzhou First Applied Material Co. Ltd., Class A	94,400	1,687,663

Hangzhou Silan Microelectronics Co. Ltd., Class A	241,700	1,846,608

JA Solar Technology Co. Ltd., Class A	152,600	1,891,364

JCET Group Co. Ltd., Class A	294,200	1,139,150

JinkoSolar Holding Co. Ltd., ADR*(b)	14,760	712,760

LONGi Green Energy Technology Co. Ltd., Class A	1,146,392	13,036,663

SG Micro Corp., Class A	45,900	2,360,906

Will Semiconductor Co. Ltd., Class A	150,760	4,593,025

Xinyi Solar Holdings Ltd.	2,052,765	3,622,496

Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	171,500	1,620,958

Total Semiconductors & Semiconductor Equipment		37,328,738

Software – 1.8%

360 Security Technology, Inc., Class A*	802,800	1,262,101

Agora, Inc., ADR*	32,680	324,839

Beijing Kingsoft Office Software, Inc., Class A	53,982	1,595,794

Glodon Co. Ltd., Class A	273,475	2,138,482

Hundsun Technologies, Inc., Class A	312,208	2,186,602

Kingdee International Software Group Co. Ltd.*	1,127,700	2,508,432

Ming Yuan Cloud Group Holdings Ltd.(b)	253,400	348,808

Sangfor Technologies, Inc., Class A	61,800	1,086,058

Thunder Software Technology Co. Ltd., Class A	78,500	1,226,698

Weimob, Inc.*(a)(b)	817,000	538,310

Yonyou Network Technology Co. Ltd., Class A	538,313	1,941,899

Total Software		15,158,023

Specialty Retail – 0.7%

China Meidong Auto Holdings Ltd.	210,912	807,948

China Yongda Automobiles Services Holdings Ltd.	576,900	628,362

GOME Retail Holdings Ltd.*(b)	7,055,800	441,472

Pop Mart International Group Ltd.*(a)(b)	315,300	1,384,978

Topsports International Holdings Ltd.(a)	1,231,200	1,029,747

Zhongsheng Group Holdings Ltd.	244,100	1,726,784

Total Specialty Retail		6,019,291

Technology Hardware, Storage & Peripherals – 0.1%

Shenzhen Transsion Holdings Co. Ltd., Class A	67,605	1,018,212

Textiles, Apparel & Luxury Goods – 2.7%

ANTA Sports Products Ltd.	585,500	7,356,692

Li Ning Co. Ltd.	1,108,500	9,568,481

Shenzhou International Group Holdings Ltd.	356,600	4,772,031

Xtep International Holdings Ltd.(b)	575,200	872,561

Total Textiles, Apparel & Luxury Goods		22,569,765

Tobacco – 0.1%

RLX Technology, Inc., ADR*(b)	313,604	561,351
TOTAL COMMON STOCKS (Cost: $1,111,656,772)		835,220,684

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 1.1%

United States – 1.1%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.25%(c)
(Cost: $8,864,709)	8,864,709	8,864,709

TOTAL INVESTMENTS IN SECURITIES – 101.1% (Cost: $1,120,521,481)		844,085,393

Other Assets less Liabilities – (1.1)%		(8,805,289)

NET ASSETS – 100.0%		$835,280,104

*	Non-income producing security.

†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $527,319, which represents 0.06% of net assets.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)

Security, or portion thereof, was on loan at March 31, 2022 (See Note 2). At March 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $41,658,950 and the total market value of the collateral held by the Fund was $45,876,708. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $37,011,999.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2022.

See Notes to Financial Statements.

22	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree China ex-State-Owned Enterprises Fund (CXSE)

March 31, 2022

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Canadian Imperial Bank of Commerce	4/1/2022	5,000	CNH	788	USD	$—	$(0)^
Deutsche Bank AG	4/1/2022	150,000	HKD	19,164	USD	—	(10)
Goldman Sachs	4/1/2022	9,232,718	HKD	1,179,595	USD	—	(660)
						$—	$(670)
^	Amount represents less than $1.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Assets:
Investments in Securities
Common Stocks
Energy Equipment & Services	$—	$—	$0	*	$0
Real Estate Management & Development	21,736,185	—	527,319	*	22,263,504
Other	812,957,180	—	—		812,957,180
Investment of Cash Collateral for Securities Loaned	—	8,864,709	—		8,864,709
Total Investments in Securities	$834,693,365	$8,864,709	$527,319		$844,085,393
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(670)	$—		$(670)
Total – Net	$834,693,365	$8,864,039	$527,319		$844,084,723

*	Securities are being fair valued using significant unobservable inputs by the Pricing Committee.

[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	23

Schedule of Investments

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

March 31, 2022

Investments	Shares	Value

COMMON STOCKS – 100.0%

Brazil – 4.6%

Ambev SA	3,703,462	$12,002,086

Americanas SA	410,547	2,820,812

Atacadao SA	500,361	2,371,264

B3 SA – Brasil Bolsa Balcao	6,053,906	20,014,281

Banco Inter SA	1,093,281	2,735,431

BR Malls Participacoes SA*	1,631,232	3,185,604

BRF SA*	653,135	2,555,115

CCR SA	1,005,440	2,898,711

Cia de Locacao das Americas	413,113	2,361,167

Cia Siderurgica Nacional SA	738,096	4,043,106

Cosan SA	979,579	4,875,271

Embraer SA*	501,457	1,578,678

Energisa SA	107,525	1,104,451

Equatorial Energia SA	394,232	2,257,400

Grupo De Moda Soma SA*	409,922	1,314,663

Hapvida Participacoes e Investimentos SA(a)	2,933,264	7,308,547

Hypera SA	284,117	2,314,454

Localiza Rent a Car SA	555,988	7,148,827

Locaweb Servicos de Internet SA*(a)	438,352	931,692

Lojas Renner SA	881,698	5,102,473

Magazine Luiza SA	2,398,695	3,442,608

Marfrig Global Foods SA	215,006	968,261

Natura & Co. Holding SA*	763,427	4,185,076

Pet Center Comercio e Participacoes SA	384,182	1,508,609

Petro Rio SA*	468,648	2,348,196

Raia Drogasil SA	1,208,150	6,086,577

Rede D’Or Sao Luiz SA(a)	574,486	6,032,650

Rumo SA*	1,050,711	4,101,619

Sendas Distribuidora SA	778,362	2,668,277

Sul America SA	309,382	2,238,355

Suzano SA	584,493	6,783,487

TOTVS SA	429,646	3,289,286

Transmissora Alianca de Energia Eletrica SA	156,370	1,452,493

Ultrapar Participacoes SA	860,586	2,562,588

Via SA	1,342,847	1,178,395

Vibra Energia SA	892,924	4,393,262

WEG SA	1,388,225	10,186,851

YDUQS Participacoes SA	334,576	1,474,347

Total Brazil		153,824,970

Chile – 0.4%

Banco de Chile	43,097,551	4,613,575

Banco Santander Chile	61,887,602	3,484,754

Empresas CMPC SA	504,875	934,782

Enel Americas SA	9,221,226	1,113,215

Enel Chile SA	57,237,321	1,709,282

Falabella SA	233,376	745,836

Total Chile		12,601,444

China – 27.1%

360 DigiTech, Inc., ADR	55,680	856,915

51job, Inc., ADR*(b)	20,631	1,207,945

A-Living Smart City Services Co. Ltd.(a)	246,750	345,325

AAC Technologies Holdings, Inc.(b)	445,500	$1,079,703

Agora, Inc., ADR*	36,557	363,377

Aier Eye Hospital Group Co. Ltd., Class A	430,019	2,137,191

Akeso, Inc.*(a)(b)	253,000	538,861

Alibaba Group Holding Ltd.*	6,759,232	96,752,804

Alibaba Pictures Group Ltd.*	18,360,000	1,523,865

ANTA Sports Products Ltd.	887,300	11,148,750

Asymchem Laboratories Tianjin Co. Ltd., Class A	33,700	1,948,284

Autohome, Inc., Class A(b)	97,672	767,642

Baidu, Inc., Class A*	952,020	17,201,373

BeiGene Ltd.*	382,500	5,919,631

Beijing Kingsoft Office Software, Inc., Class A	40,577	1,199,521

Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	136,167	963,965

Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A	31,200	1,366,330

Bilibili, Inc., Class Z*	107,614	2,973,628

BOE Technology Group Co. Ltd., Class A	4,082,900	2,772,058

BYD Co. Ltd., Class A	157,674	5,707,768

BYD Co. Ltd., Class H	368,000	10,544,628

BYD Electronic International Co. Ltd.(b)	350,000	706,132

CanSino Biologics, Inc., Class H*(a)	45,000	723,434

Chaozhou Three-Circle Group Co. Ltd., Class A	264,600	1,166,673

Chengxin Lithium Group Co. Ltd., Class A*	179,500	1,437,278

China Baoan Group Co. Ltd., Class A	620,800	1,094,304

China Common Rich Renewable Energy Investments Ltd.*†	102,000	0

China Conch Environment Protection Holdings Ltd.*	1,525,900	1,909,470

China Conch Venture Holdings Ltd.	1,525,900	4,461,924

China Feihe Ltd.(a)	1,743,000	1,727,109

China Hongqiao Group Ltd.(b)	962,500	1,285,562

China Jushi Co. Ltd., Class A	551,500	1,323,996

China Lesso Group Holdings Ltd.	905,000	1,100,135

China Literature Ltd.*(a)(b)	201,400	839,660

China Medical System Holdings Ltd.	1,142,000	1,799,459

China Meidong Auto Holdings Ltd.	356,288	1,364,844

China Minsheng Banking Corp. Ltd., Class A	8,848,679	5,324,736

China Minsheng Banking Corp. Ltd., Class H(b)	4,832,000	1,820,160

China Yongda Automobiles Services Holdings Ltd.	889,500	968,848

Chinasoft International Ltd.*	1,238,000	1,025,949

Chongqing Zhifei Biological Products Co. Ltd., Class A	143,600	3,121,690

Contemporary Amperex Technology Co. Ltd., Class A	213,317	17,214,962

Country Garden Holdings Co. Ltd.(b)	6,898,935	5,312,023

Country Garden Services Holdings Co. Ltd.	988,000	4,238,936

Dada Nexus Ltd., ADR*	41,405	378,028

Daqo New Energy Corp., ADR*	25,857	1,068,411

Dongyue Group Ltd.	955,000	1,314,567

See Notes to Financial Statements.

24	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

March 31, 2022

Investments	Shares	Value

East Money Information Co. Ltd., Class A	2,044,718	$8,161,994

ENN Energy Holdings Ltd.	555,700	8,337,558

Evergrande Property Services Group Ltd.*†(a)(b)	2,120,500	622,769

Focus Media Information Technology Co. Ltd., Class A	3,005,300	2,892,579

Foshan Haitian Flavouring & Food Co. Ltd., Class A	282,433	3,889,399

Futu Holdings Ltd., ADR*(b)	37,880	1,233,373

Fuyao Glass Industry Group Co. Ltd., Class A	335,182	1,878,637

Ganfeng Lithium Co. Ltd., Class A	182,400	3,610,302

Ganfeng Lithium Co. Ltd., Class H(a)	111,000	1,587,456

GDS Holdings Ltd., Class A*	450,252	2,296,852

Geely Automobile Holdings Ltd.	2,816,000	4,444,385

GEM Co. Ltd., Class A	1,120,900	1,479,678

Gemdale Corp., Class A	1,073,700	2,415,279

Genscript Biotech Corp.*	590,000	1,890,977

Gigadevice Semiconductor Beijing, Inc., Class A	102,300	2,272,707

GOME Retail Holdings Ltd.*(b)	8,246,000	515,941

Gotion High-tech Co. Ltd., Class A*	241,400	1,308,513

Great Wall Motor Co. Ltd., Class H	1,791,700	2,873,529

Gree Electric Appliances, Inc. of Zhuhai, Class A	566,800	2,883,956

Greentown Service Group Co. Ltd.	1,470,000	1,479,122

Guangdong Haid Group Co. Ltd., Class A	115,900	1,002,333

Guanghui Energy Co. Ltd., Class A*	1,303,300	1,683,505

Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	84,000	971,913

Guangzhou Tinci Materials Technology Co. Ltd., Class A	145,700	2,157,464

Haidilao International Holding Ltd.(a)(b)	599,300	1,175,428

Haier Smart Home Co. Ltd., Class A	651,000	2,368,913

Haier Smart Home Co. Ltd., Class H	944,800	3,070,353

Hangzhou First Applied Material Co. Ltd., Class A	64,300	1,149,542

Hangzhou Silan Microelectronics Co. Ltd., Class A	180,500	1,379,035

Hangzhou Tigermed Consulting Co. Ltd., Class A	129,200	2,189,934

Hansoh Pharmaceutical Group Co. Ltd.(a)	606,000	1,015,236

Hello Group, Inc., ADR	99,530	575,283

Hengan International Group Co. Ltd.	520,500	2,405,968

Hengli Petrochemical Co. Ltd., Class A	255,100	835,451

Hollysys Automation Technologies Ltd.	51,760	826,607

Huazhu Group Ltd.	697,470	2,382,374

Hundsun Technologies, Inc., Class A	250,432	1,753,943

I-Mab, ADR*	2,095	34,023

Inner Mongolia Yili Industrial Group Co. Ltd., Class A	1,423,800	8,273,969

Innovent Biologics, Inc.*(a)	546,500	1,880,657

iQIYI, Inc., ADR*(b)	139,682	634,156

JA Solar Technology Co. Ltd., Class A	112,200	1,390,636

JCET Group Co. Ltd., Class A	250,400	969,555

JD Health International, Inc.*(a)(b)	504,600	3,099,224

JD.com, Inc., Class A*	1,014,809	30,322,204

Jiangsu Eastern Shenghong Co. Ltd., Class A	354,000	791,859

Jiangsu Hengli Hydraulic Co. Ltd., Class A	82,500	676,443

Jiangsu Hengrui Medicine Co. Ltd., Class A	951,713	5,520,088

Jinke Smart Services Group Co. Ltd., Class H(b)	309,400	1,118,066

JinkoSolar Holding Co. Ltd., ADR*(b)	19,263	930,210

Jinxin Fertility Group Ltd.*(a)	616,000	474,306

JiuGui Liquor Co. Ltd., Class A	49,900	1,162,586

Jiumaojiu International Holdings Ltd.(a)(b)	402,000	862,375

JOYY, Inc., ADR	35,783	1,314,310

Kangmei Pharmaceutical Co. Ltd., Class A*	31,038	13,739

KE Holdings, Inc., ADR*	210,071	2,598,578

Kingboard Holdings Ltd.	603,000	2,933,613

Kingdee International Software Group Co. Ltd.*	1,707,000	3,797,015

Kingsoft Cloud Holdings Ltd., ADR*(b)	48,645	295,275

Kingsoft Corp. Ltd.	749,600	2,431,218

Kuaishou Technology*(a)	713,000	6,755,446

LB Group Co. Ltd., Class A	283,600	1,033,328

Lee & Man Paper Manufacturing Ltd.	1,500,000	783,385

Lens Technology Co. Ltd., Class A	410,818	755,225

Lepu Medical Technology Beijing Co. Ltd., Class A	301,300	957,329

Li Auto, Inc., ADR*	109,045	2,814,451

Li Ning Co. Ltd.	1,458,500	12,589,652

Lifetech Scientific Corp.*(b)	1,738,000	581,449

Longfor Group Holdings Ltd.(a)	1,142,500	5,879,249

LONGi Green Energy Technology Co. Ltd., Class A	810,180	9,213,291

Lufax Holding Ltd., ADR*	207,056	1,153,302

Luxshare Precision Industry Co. Ltd., Class A	729,900	3,644,843

Maxscend Microelectronics Co. Ltd., Class A	49,700	1,643,488

Meituan, Class B*(a)	1,938,700	38,519,514

Microport Scientific Corp.(b)	338,600	768,740

Ming Yang Smart Energy Group Ltd., Class A	314,300	1,097,656

Ming Yuan Cloud Group Holdings Ltd.(b)	298,000	410,200

Minth Group Ltd.	328,000	809,173

Muyuan Foods Co. Ltd., Class A	518,976	4,648,474

NetEase, Inc.	925,930	17,001,907

New Oriental Education & Technology Group, Inc.*(b)	673,136	827,732

Nine Dragons Paper Holdings Ltd.	858,000	749,383

NIO, Inc., ADR*	717,917	15,112,153

Nongfu Spring Co. Ltd., Class H(a)(b)	629,400	3,355,396

Ovctek China, Inc., Class A	129,100	742,903

Pharmaron Beijing Co. Ltd., Class A	82,800	1,539,106

Pinduoduo, Inc., ADR*	226,066	9,067,507

Ping An Bank Co. Ltd., Class A	2,869,326	6,951,723

Ping An Healthcare and Technology Co. Ltd.*(a)(b)	224,100	589,481

Ping An Insurance Group Co. of China Ltd., Class A	1,787,400	13,641,803

Ping An Insurance Group Co. of China Ltd., Class H	2,766,500	19,658,774

Pop Mart International Group Ltd.*(a)(b)	337,200	1,481,176

See Notes to Financial Statements.

WisdomTree Trust	25

Schedule of Investments (continued)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

March 31, 2022

Investments	Shares	Value

RLX Technology, Inc., ADR*(b)	345,346	$618,169

Rongsheng Petrochemical Co. Ltd., Class A	406,800	916,375

Sangfor Technologies, Inc., Class A	46,900	824,209

Sany Heavy Industry Co. Ltd., Class A	1,688,536	4,660,158

SF Holding Co. Ltd., Class A	275,973	1,986,731

SG Micro Corp., Class A	38,000	1,954,563

Shandong Weigao Group Medical Polymer Co. Ltd., Class H	2,193,000	2,349,423

Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	646,000	3,159,307

Shanghai Putailai New Energy Technology Co. Ltd., Class A	64,900	1,436,815

Shenzhen Capchem Technology Co. Ltd., Class A	65,900	846,575

Shenzhen Inovance Technology Co. Ltd., Class A	314,100	2,820,324

Shenzhen Kangtai Biological Products Co. Ltd., Class A	82,900	1,217,754

Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	88,600	4,288,267

Shenzhen Transsion Holdings Co. Ltd., Class A	53,664	808,244

Shenzhou International Group Holdings Ltd.	535,600	7,167,413

Sichuan Yahua Industrial Group Co. Ltd., Class A	312,500	1,420,701

Sino Biopharmaceutical Ltd.	7,920,000	4,945,323

SITC International Holdings Co. Ltd.	663,000	2,349,293

Sunac China Holdings Ltd.(b)	1,722,000	1,007,069

Sungrow Power Supply Co. Ltd., Class A	201,400	3,402,934

Sunny Optical Technology Group Co. Ltd.	460,900	7,421,341

Suzhou TA&A Ultra Clean Technology Co. Ltd., Class A	88,700	1,000,444

TBEA Co. Ltd., Class A	724,400	2,325,621

TCL Technology Group Corp., Class A	4,279,000	3,309,634

Tencent Holdings Ltd.	2,995,300	143,121,442

Tencent Music Entertainment Group, ADR*	310,775	1,513,474

Thunder Software Technology Co. Ltd., Class A	74,600	1,165,754

Tingyi Cayman Islands Holding Corp.	1,966,000	3,313,737

Tongcheng Travel Holdings Ltd.*	1,067,600	1,908,522

Tongkun Group Co. Ltd., Class A	451,300	1,242,691

Tongwei Co. Ltd., Class A	651,158	4,378,938

Topchoice Medical Corp., Class A*	50,200	1,131,459

Topsports International Holdings Ltd.(a)	1,374,000	1,149,181

Trip.com Group Ltd.*	225,320	5,426,278

United Energy Group Ltd.(b)	7,304,000	839,390

Venus MedTech Hangzhou, Inc., Class H*(a)(b)	253,000	523,355

Vipshop Holdings Ltd., ADR*	241,754	2,175,786

Vnet Group, Inc., ADR*	16,205	94,475

Walvax Biotechnology Co. Ltd., Class A	421,000	3,638,927

Want Want China Holdings Ltd.	3,226,000	2,982,384

Weimob, Inc.*(a)(b)	1,616,000	1,064,760

Wens Foodstuffs Group Co. Ltd., Class A	707,100	2,456,098

WH Group Ltd.(a)	6,899,730	4,361,118

Will Semiconductor Co. Ltd., Class A	97,200	2,961,277

Wingtech Technology Co. Ltd., Class A	104,870	1,343,068

WuXi AppTec Co. Ltd., Class A	583,273	10,325,644

Wuxi Biologics Cayman, Inc.*(a)	2,108,000	17,509,692

Wuxi Lead Intelligent Equipment Co. Ltd., Class A	204,600	1,883,528

XD, Inc.*(b)	118,000	366,141

Xinjiang Goldwind Science & Technology Co. Ltd., Class A	938,700	1,941,546

Xinyi Glass Holdings Ltd.	2,030,000	4,925,045

Xinyi Solar Holdings Ltd.	2,709,753	4,781,876

XPeng, Inc., ADR*	141,692	3,909,282

Xtep International Holdings Ltd.(b)	770,500	1,168,825

Yidu Tech, Inc.*(a)(b)	247,100	308,899

Yihai International Holding Ltd.*	195,000	560,245

Yonyou Network Technology Co. Ltd., Class A	450,300	1,624,403

Yum China Holdings, Inc.	224,785	9,337,569

Zai Lab Ltd.*(b)	371,590	1,705,782

Zhejiang Century Huatong Group Co. Ltd., Class A*	1,204,400	1,189,582

Zhejiang Chint Electrics Co. Ltd., Class A	250,600	1,562,475

Zhejiang Dahua Technology Co. Ltd., Class A	342,000	891,621

Zhejiang Huayou Cobalt Co. Ltd., Class A	166,700	2,568,211

Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	130,100	1,229,659

Zhejiang Longsheng Group Co. Ltd., Class A	802,200	1,377,417

Zhejiang NHU Co. Ltd., Class A	242,700	1,211,187

Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A*	350,600	917,908

Zhejiang Yongtai Technology Co. Ltd., Class A*	165,400	996,345

ZhongAn Online P&C Insurance Co. Ltd., Class H*(a)(b)	303,700	1,035,420

Zhongsheng Group Holdings Ltd.	251,000	1,775,596

Zhuzhou CRRC Times Electric Co. Ltd., Class H	247,400	971,416

ZTO Express Cayman, Inc.	253,712	6,466,394

Total China		900,937,995

Czech Republic – 0.0%

Moneta Money Bank AS(a)	330,022	1,346,246

Hungary – 0.3%

MOL Hungarian Oil & Gas PLC	312,077	2,770,371

OTP Bank Nyrt*	167,104	6,148,836

Total Hungary		8,919,207

India – 18.2%

Aarti Industries Ltd.	245,080	3,094,105

Aavas Financiers Ltd.*	27,779	941,956

Adani Green Energy Ltd.*	268,612	6,787,349

Adani Total Gas Ltd.	161,366	4,578,088

Adani Transmission Ltd.*	147,732	4,616,978

Alkem Laboratories Ltd.	27,178	1,298,626

APL Apollo Tubes Ltd.*	120,964	1,460,029

Apollo Hospitals Enterprise Ltd.	109,504	6,526,308

Ashok Leyland Ltd.	2,215,808	3,428,617

Asian Paints Ltd.	329,877	13,408,178

Astral Ltd.	126,951	3,389,185

Atul Ltd.	25,076	3,406,084

See Notes to Financial Statements.

26	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

March 31, 2022

Investments	Shares	Value

AU Small Finance Bank Ltd.*(a)	125,510	$2,064,227

Aurobindo Pharma Ltd.	208,168	1,836,631

Avenue Supermarts Ltd.*(a)	118,177	6,243,535

Axis Bank Ltd.*	1,491,446	14,981,381

Bajaj Finance Ltd.	183,079	17,540,672

Bajaj Finserv Ltd.	15,219	3,426,499

Bandhan Bank Ltd.(a)	500,755	2,031,436

Bata India Ltd.	2,403	62,201

Bharat Forge Ltd.	330,373	3,054,561

Bharti Airtel Ltd.*	1,678,260	16,720,586

Biocon Ltd.*	167,148	740,282

Britannia Industries Ltd.	96,409	4,079,522

Carborundum Universal Ltd.	110,329	1,161,530

CG Power & Industrial Solutions Ltd.*	524,285	1,310,799

Cholamandalam Investment and Finance Co. Ltd.	186,843	1,771,526

Cipla Ltd.	385,325	5,176,907

Coforge Ltd.	14,195	835,028

Crompton Greaves Consumer Electricals Ltd.	551,672	2,722,868

Cummins India Ltd.	105,189	1,556,561

Cyient Ltd.	71,026	869,606

Dalmia Bharat Ltd.	62,297	1,229,580

Deepak Nitrite Ltd.	33,099	980,084

Divi’s Laboratories Ltd.	109,330	6,351,384

Dr. Lal PathLabs Ltd.(a)	19,588	674,872

Dr. Reddy’s Laboratories Ltd.	92,773	5,259,014

Eicher Motors Ltd.	144,509	4,685,982

Emami Ltd.	221,064	1,304,504

Escorts Ltd.	73,615	1,642,652

Exide Industries Ltd.	22,977	45,818

Federal Bank Ltd.	1,196,069	1,537,408

Fortis Healthcare Ltd.*	351,343	1,346,486

Gland Pharma Ltd.*(a)	21,354	922,259

Godrej Consumer Products Ltd.*	348,667	3,438,586

Godrej Properties Ltd.*	134,453	2,967,104

Grasim Industries Ltd.	269,395	5,915,847

Happiest Minds Technologies Ltd.	42,553	593,383

Havells India Ltd.	72,123	1,097,002

HCL Technologies Ltd.	808,923	12,423,413

HDFC Life Insurance Co. Ltd.(a)	681,618	4,841,264

Hero MotoCorp Ltd.	109,571	3,317,352

Hindustan Unilever Ltd.	597,847	16,163,369

Housing Development Finance Corp. Ltd.	1,187,598	37,463,995

ICICI Bank Ltd., ADR	1,207,726	22,874,330

ICICI Lombard General Insurance Co. Ltd.(a)	209,388	3,670,473

ICICI Prudential Life Insurance Co. Ltd.(a)	385,826	2,550,449

IDFC First Bank Ltd.*	1,685,836	883,242

Indiabulls Housing Finance Ltd.	283,918	591,254

IndiaMart InterMesh Ltd.(a)	8,647	493,276

Indian Hotels Co. Ltd.	349,863	1,101,185

Indus Towers Ltd.*	845,021	2,476,238

Info Edge India Ltd.	51,681	3,075,591

Infosys Ltd., ADR	2,125,657	52,907,603

Ipca Laboratories Ltd.	123,412	1,735,748

Jindal Steel & Power Ltd.	299,700	2,107,491

JSW Steel Ltd.	416,690	4,028,874

Jubilant Foodworks Ltd.	35,428	1,232,675

Kajaria Ceramics Ltd.	76,688	1,031,581

Kotak Mahindra Bank Ltd.	767,769	17,770,395

Laurus Labs Ltd.(a)	234,083	1,822,928

Lupin Ltd.	231,588	2,283,178

Mahindra & Mahindra Financial Services Ltd.	356,074	747,861

Mahindra & Mahindra Ltd.	746,565	7,946,447

Maruti Suzuki India Ltd.	94,341	9,413,931

Max Financial Services Ltd.*	193,613	1,926,293

Max Healthcare Institute Ltd.*	182,149	835,686

Motherson Sumi Systems Ltd.	1,288,444	2,371,145

Motherson Sumi Wiring India Ltd.*	1,327,004	1,128,676

Mphasis Ltd.	38,100	1,697,895

Navin Fluorine International Ltd.	35,639	1,919,967

Nestle India Ltd.	30,817	7,068,511

Page Industries Ltd.	5,982	3,409,551

Persistent Systems Ltd.	32,396	2,037,303

PI Industries Ltd.	79,436	2,955,879

Piramal Enterprises Ltd.	134,772	3,889,579

RBL Bank Ltd.*(a)	440,617	757,088

Reliance Industries Ltd., GDR(a)	68,168	4,703,592

Reliance Industries Ltd., GDR(a)(b)	923,493	63,721,017

Shriram Transport Finance Co. Ltd.	151,487	2,268,756

Sun Pharmaceutical Industries Ltd.	819,688	9,895,211

Sundaram Finance Ltd.	118,656	3,038,157

Supreme Industries Ltd.	101,703	2,747,692

Tata Chemicals Ltd.	99,242	1,276,100

Tata Consumer Products Ltd.	434,005	4,452,596

Tata Elxsi Ltd.	17,720	2,067,271

Tata Motors Ltd.*	1,237,672	7,084,662

Tata Steel Ltd.	712,017	12,283,057

Tech Mahindra Ltd.	479,090	9,480,323

Titan Co. Ltd.	326,374	10,923,569

Torrent Pharmaceuticals Ltd.	70,384	2,593,317

Trent Ltd.	159,659	2,687,497

Tube Investments of India Ltd.	62,885	1,348,324

UltraTech Cement Ltd.	103,786	9,042,907

United Spirits Ltd.*	329,376	3,861,447

Vedanta Ltd.	1,328,400	7,071,067

Vodafone Idea Ltd.*	6,817,738	868,244

Voltas Ltd.	275,864	4,533,963

Wipro Ltd.	1,000,802	7,817,548

Zee Entertainment Enterprises Ltd.	1,032,825	3,930,255

Total India		603,762,114

Indonesia – 2.1%

Astra International Tbk PT	19,145,500	8,764,607

Bank Central Asia Tbk PT	51,898,700	28,817,555

Bank Jago Tbk PT*	3,774,500	3,850,056

Barito Pacific Tbk PT	24,002,500	1,512,429

Chandra Asri Petrochemical Tbk PT	2,500,900	1,758,683

See Notes to Financial Statements.

WisdomTree Trust	27

Schedule of Investments (continued)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

March 31, 2022

Investments	Shares	Value

Charoen Pokphand Indonesia Tbk PT	8,958,100	$3,523,987

Elang Mahkota Teknologi Tbk PT*	21,385,000	3,647,920

Indocement Tunggal Prakarsa Tbk PT	2,663,400	1,998,129

Kalbe Farma Tbk PT	25,602,500	2,869,976

Merdeka Copper Gold Tbk PT*	9,842,600	3,104,402

Sarana Menara Nusantara Tbk PT	33,056,200	2,462,673

Sumber Alfaria Trijaya Tbk PT	19,394,000	2,052,489

Tower Bersama Infrastructure Tbk PT	7,894,800	1,577,586

United Tractors Tbk PT	1,595,400	2,838,118

Total Indonesia		68,778,610

Malaysia – 1.5%

AMMB Holdings Bhd*	1,661,500	1,466,000

Genting Malaysia Bhd	4,694,900	3,327,380

Hartalega Holdings Bhd	2,762,100	3,185,965

Hong Leong Bank Bhd	2,089,508	10,038,186

Inari Amertron Bhd	3,308,500	2,415,624

Malaysian Pacific Industries Bhd	126,500	1,095,095

MR DIY Group M Bhd(a)	2,063,500	1,698,011

My EG Services Bhd	4,663,500	1,131,285

Nestle Malaysia Bhd	232,200	7,377,827

Press Metal Aluminium Holdings Bhd	7,165,800	10,566,136

QL Resources Bhd	2,041,925	2,437,830

Top Glove Corp. Bhd	8,008,900	3,657,075

VS Industry Bhd	4,028,000	986,703

Total Malaysia		49,383,117

Mexico – 2.6%

Alfa SAB de CV, Class A	4,630,933	3,508,845

Alsea SAB de CV*	513,337	1,283,471

America Movil SAB de CV, Series L	16,051,251	16,999,419

Banco del Bajio SA(a)	913,030	2,500,279

Cemex SAB de CV, Series CPO*(b)	9,540,807	5,114,393

Controladora Vuela Cia de Aviacion SAB de CV, Class A*(b)	630,343	1,148,664

Corp. Inmobiliaria Vesta SAB de CV(b)	952,840	1,817,573

Fibra Uno Administracion SA de CV	3,284,503	3,837,575

Fomento Economico Mexicano SAB de CV	1,387,959	11,509,021

Grupo Aeroportuario del Centro Norte SAB de CV	152,597	1,138,853

Grupo Aeroportuario del Pacifico SAB de CV, Class B*	255,192	4,128,347

Grupo Aeroportuario del Sureste SAB de CV, Class B	78,667	1,751,211

Grupo Bimbo SAB de CV, Series A	558,187	1,681,111

Grupo Elektra SAB de CV(b)	358	23,217

Grupo Financiero Banorte SAB de CV, Class O	1,425,051	10,686,811

Grupo Televisa SAB, Series CPO	1,581,711	3,708,796

Megacable Holdings SAB de CV, Series CPO	660,393	1,984,623

Wal-Mart de Mexico SAB de CV	3,530,206	14,501,779

Total Mexico		87,323,988

Philippines – 0.8%

Ayala Corp.	62,610	997,017

Ayala Land, Inc.	3,167,900	2,145,809

Globe Telecom, Inc.	11,705	574,562

JG Summit Holdings, Inc.	898,530	1,064,449

Jollibee Foods Corp.	593,030	2,578,640

PLDT, Inc.	35,765	1,278,679

SM Investments Corp.	389,795	6,847,496

SM Prime Holdings, Inc.	10,148,600	7,423,413

Universal Robina Corp.	1,012,430	2,367,456

Total Philippines		25,277,521

Poland – 0.8%

Allegro.eu SA*(a)(b)	347,197	2,963,536

Asseco Poland SA	119,268	2,308,228

Bank Polska Kasa Opieki SA	109,932	2,978,300

CCC SA*	5,945	84,883

CD Projekt SA(b)	70,837	2,953,319

Cyfrowy Polsat SA	519,088	3,457,888

LPP SA	1,692	4,657,086

Orange Polska SA*	1,065,114	2,016,618

Santander Bank Polska SA	64,663	4,732,669

Total Poland		26,152,527

Russia – 0.0%

Evraz PLC†	757,034	0

HeadHunter Group PLC, ADR†	35,535	0

Lukoil PJSC, ADR†	474,585	0

Magnitogorsk Iron & Steel Works PJSC, GDR†(c)	101,979	0

Mobile TeleSystems PJSC, ADR†	777,676	0

Novatek PJSC, GDR†(c)	113,858	0

Novolipetsk Steel PJSC, GDR†	94,854	0

Ozon Holdings PLC, ADR*†(b)	43,104	0

PhosAgro PJSC, GDR†(c)	130,360	0

Polymetal International PLC	354,651	1,434,946

Polyus PJSC, GDR†(c)	75,186	0

Severstal PAO, GDR†(c)	123,722	0

Sistema PJSFC, GDR†(c)	212,810	0

Surgutneftegas PJSC, ADR†	720,104	0

VK Co. Ltd., GDR*†	167,707	0

X5 Retail Group NV, GDR†(c)	166,238	0

Yandex NV, Class A*†	402,553	0

Total Russia		1,434,946

South Africa – 5.0%

Absa Group Ltd.	573,806	7,478,229

Anglo American Platinum Ltd.	20,805	2,856,845

AngloGold Ashanti Ltd.	258,709	6,205,475

Aspen Pharmacare Holdings Ltd.	334,802	4,551,016

AVI Ltd.	458,239	2,261,012

Barloworld Ltd.	100,587	801,943

Bid Corp. Ltd.	264,306	5,752,239

Capitec Bank Holdings Ltd.	63,461	10,169,177

Clicks Group Ltd.	215,092	4,549,131

Discovery Ltd.*	334,494	4,170,044

FirstRand Ltd.(b)	3,886,419	20,604,337

Gold Fields Ltd.	592,692	9,249,849

Growthpoint Properties Ltd.	4,957,193	4,993,662

See Notes to Financial Statements.

28	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

March 31, 2022

Investments	Shares	Value

Impala Platinum Holdings Ltd.	472,170	$7,271,337

Investec Ltd.	195,465	1,304,349

Motus Holdings Ltd.	132,965	976,093

Mr. Price Group Ltd.	96,053	1,423,195

MultiChoice Group	268,604	2,421,434

Naspers Ltd., Class N	135,674	15,451,005

Nedbank Group Ltd.	448,644	7,155,891

Northam Platinum Holdings Ltd.*	233,102	3,478,863

Old Mutual Ltd.	1,485,306	1,399,669

Pick n Pay Stores Ltd.	397,715	1,463,210

Redefine Properties Ltd.	2,960,236	935,931

Sanlam Ltd.	1,642,583	8,115,962

Shoprite Holdings Ltd.	357,903	5,796,498

Sibanye Stillwater Ltd.(b)	1,724,361	7,056,752

Standard Bank Group Ltd.	1,016,355	12,668,530

Tiger Brands Ltd.	143,928	1,594,658

Vodacom Group Ltd.	226,386	2,478,820

Woolworths Holdings Ltd.(b)	257,306	1,017,426

Total South Africa		165,652,582

South Korea – 15.5%

AfreecaTV Co. Ltd.	6,835	834,603

Alteogen, Inc.*	20,325	949,132

Amorepacific Corp.	22,143	2,923,048

Bioneer Corp.*(b)	17,185	551,542

BNC Korea Co. Ltd.*(b)	31,155	350,865

Celltrion Healthcare Co. Ltd.	59,088	3,168,780

Celltrion Pharm, Inc.*	12,245	988,046

Celltrion, Inc.(b)	61,936	8,763,685

Coway Co. Ltd.	62,836	3,551,228

CS Wind Corp.(b)	14,470	756,898

Daejoo Electronic Materials Co. Ltd.	9,245	726,145

DB HiTek Co. Ltd.	25,630	1,583,835

DB Insurance Co. Ltd.	62,752	3,618,964

DGB Financial Group, Inc.	154,657	1,191,780

Dongsuh Cos., Inc.	65,916	1,490,119

Doosan Fuel Cell Co. Ltd.*(b)	32,029	1,080,802

Doosan Heavy Industries & Construction Co. Ltd.*(b)	184,494	3,112,827

Douzone Bizon Co. Ltd.	13,744	526,718

E-Mart, Inc.	18,866	2,194,716

Ecopro BM Co. Ltd.(b)	8,150	2,674,192

Ecopro Co. Ltd.(b)	10,874	826,282

Eubiologics Co. Ltd.*	21,105	430,092

Fila Holdings Corp.(b)	42,989	1,115,469

GeneOne Life Science, Inc.*	45,214	557,691

Genexine, Inc.*(b)	15,532	590,755

Green Cross Corp.	5,186	864,298

GS Engineering & Construction Corp.	117,875	4,512,520

GS Holdings Corp.	83,171	3,012,423

Hana Financial Group, Inc.	258,986	10,384,654

Hanmi Pharm Co. Ltd.	10,209	2,307,880

Hanmi Science Co. Ltd.(b)	30,771	1,133,555

Hanon Systems	239,648	2,333,110

Hansol Chemical Co. Ltd.	5,225	1,058,321

Hanwha Solutions Corp.*	98,296	2,915,508

HLB Life Science Co. Ltd.*(b)	75,410	637,723

HLB, Inc.*(b)	61,454	1,554,032

HYBE Co. Ltd.*	9,345	2,386,269

Hyundai Glovis Co. Ltd.	18,962	3,011,580

Hyundai Heavy Industries Holdings Co. Ltd.	78,115	3,467,338

Hyundai Motor Co.	75,843	11,294,634

Hyundai Steel Co.	76,860	2,634,820

Kakao Corp.	180,042	15,819,870

Kakao Games Corp.*	17,990	1,162,177

KB Financial Group, Inc.	283,266	14,326,311

Kia Corp.	165,837	10,124,944

Korea Investment Holdings Co. Ltd.	18,551	1,199,949

Korea Shipbuilding & Offshore Engineering Co. Ltd.*	20,712	1,519,159

Korean Air Lines Co. Ltd.*	53,970	1,344,742

Kumho Petrochemical Co. Ltd.	7,335	938,018

L&F Co. Ltd.*(b)	10,350	1,928,163

LEENO Industrial, Inc.	6,935	1,055,656

LG Chem Ltd.	26,159	11,481,860

LG Corp.	73,325	4,621,946

LG Electronics, Inc.	69,657	6,925,183

LG Household & Health Care Ltd.	5,659	4,005,958

LG Innotek Co. Ltd.	13,122	4,189,773

Lotte Chemical Corp.(b)	11,224	1,940,042

Lotte Corp.(b)	81,806	2,186,803

Macquarie Korea Infrastructure Fund	357,814	4,044,430

Mando Corp.	47,881	1,987,059

Mezzion Pharma Co. Ltd.*	5,975	361,344

NAVER Corp.	83,717	23,518,533

NCSoft Corp.	10,666	4,113,985

Netmarble Corp.(a)	28,143	2,588,956

OCI Co. Ltd.	9,346	809,645

Osstem Implant Co. Ltd.†	7,445	657,400

Pearl Abyss Corp.*(b)	38,613	3,169,831

POSCO Chemical Co. Ltd.	25,776	2,562,607

POSCO Holdings, Inc.	51,824	12,527,892

Samsung Biologics Co. Ltd.*(a)	10,224	6,975,989

Samsung Electro-Mechanics Co. Ltd.	41,988	5,715,952

Samsung Electronics Co. Ltd.	2,965,686	170,299,695

Samsung Engineering Co. Ltd.*	67,671	1,462,795

Samsung Fire & Marine Insurance Co. Ltd.	19,111	3,453,083

Samsung Heavy Industries Co. Ltd.*	270,662	1,268,397

Samsung Life Insurance Co. Ltd.	59,630	3,242,124

Samsung SDI Co. Ltd.	33,738	16,589,949

Samsung SDS Co. Ltd.	30,788	3,518,121

Seegene, Inc.	30,050	1,266,907

Shin Poong Pharmaceutical Co. Ltd.*(b)	18,595	593,727

Shinhan Financial Group Co. Ltd.	393,433	13,470,954

Shinsegae, Inc.	9,021	1,909,069

SK Chemicals Co. Ltd.	11,175	1,253,909

SK Hynix, Inc.	308,277	30,012,529

SK Innovation Co. Ltd.*	33,577	5,956,070

See Notes to Financial Statements.

WisdomTree Trust	29

Schedule of Investments (continued)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

March 31, 2022

Investments	Shares	Value

SK Square Co. Ltd.*(b)	63,796	$2,989,656

SK Telecom Co. Ltd.	98,736	4,635,187

SM Entertainment Co. Ltd.	13,522	910,355

Wemade Co. Ltd.(b)	7,435	634,893

Yuhan Corp.	14,539	700,530

Total South Korea		516,039,006

Switzerland – 0.1%

Mediclinic International PLC*	403,140	1,905,828

Taiwan – 18.3%

Accton Technology Corp.	391,000	3,036,403

Airtac International Group	76,390	2,482,212

Alchip Technologies Ltd.	66,000	2,533,899

AP Memory Technology Corp.	114,000	1,253,338

ASE Technology Holding Co. Ltd.	2,774,062	10,020,956

Asia Cement Corp.	875,000	1,484,215

ASMedia Technology, Inc.	24,000	1,629,234

Asustek Computer, Inc.	603,000	7,860,688

AU Optronics Corp.	8,040,000	5,570,180

Capital Securities Corp.	2,855,000	1,639,172

Catcher Technology Co. Ltd.	727,000	3,666,527

Cathay Financial Holding Co. Ltd.	6,680,854	15,039,879

Chailease Holding Co. Ltd.	1,075,702	9,517,493

Cheng Shin Rubber Industry Co. Ltd.	589,000	728,759

Chroma ATE, Inc.	316,000	1,985,236

CTBC Financial Holding Co. Ltd.	19,358,672	19,864,404

Delta Electronics, Inc.	1,191,500	11,165,829

E.Sun Financial Holding Co. Ltd.	12,520,848	14,443,014

Elite Semiconductor Microelectronics Technology, Inc.	254,000	1,427,290

ENNOSTAR, Inc.*	461,000	1,150,428

Evergreen Marine Corp. Taiwan Ltd.	1,931,000	9,098,477

Far Eastern International Bank	3,490,974	1,486,480

Far Eastern New Century Corp.	3,986,080	4,229,336

Feng TAY Enterprise Co. Ltd.	520,000	3,475,560

Formosa Chemicals & Fibre Corp.	3,505,000	9,664,241

Formosa Petrochemical Corp.	298,000	980,800

Formosa Plastics Corp.	2,945,000	10,946,809

Fubon Financial Holding Co. Ltd.	5,517,160	14,730,913

Genius Electronic Optical Co. Ltd.	81,000	1,287,734

Giant Manufacturing Co. Ltd.	120,000	1,091,042

Great Wall Enterprise Co. Ltd.	11,040	20,846

Hiwin Technologies Corp.	123,000	1,030,313

Hon Hai Precision Industry Co. Ltd.	7,071,068	26,160,348

Hotai Motor Co. Ltd.	194,000	4,049,072

Innolux Corp.	9,445,000	5,538,139

ITEQ Corp.	168,000	703,628

King Yuan Electronics Co. Ltd.	1,705,000	2,549,928

Kinsus Interconnect Technology Corp.	112,000	760,309

Largan Precision Co. Ltd.	75,000	4,934,297

Lien Hwa Industrial Holdings Corp.	80,100	179,482

Lite-On Technology Corp.	1,122,000	2,666,813

Macronix International Co. Ltd.	1,380,000	1,931,417

MediaTek, Inc.	931,000	29,407,012

Merida Industry Co. Ltd.	83,000	732,911

Micro-Star International Co. Ltd.	848,000	3,847,617

momo.com, Inc.	31,000	1,018,132

Nan Ya Plastics Corp.	4,509,000	14,667,253

Nan Ya Printed Circuit Board Corp.	105,000	1,920,318

Novatek Microelectronics Corp.	438,000	6,519,973

Pegatron Corp.	1,453,000	3,671,612

President Chain Store Corp.	96,000	881,210

Quanta Computer, Inc.	2,068,000	6,373,293

Realtek Semiconductor Corp.	307,000	4,612,795

Shanghai Commercial & Savings Bank Ltd.	2,710,000	4,748,163

TA Chen Stainless Pipe*	689,000	1,178,333

Taishin Financial Holding Co. Ltd.	2,524,510	1,806,274

Taiwan Cement Corp.	5,484,104	9,551,220

Taiwan Mobile Co. Ltd.	1,405,000	5,148,945

Taiwan Semiconductor Manufacturing Co. Ltd.	10,627,000	221,430,606

Tong Hsing Electronic Industries Ltd.	134,000	1,356,299

Uni-President Enterprises Corp.	3,836,160	8,783,208

Unimicron Technology Corp.	1,033,000	8,977,436

United Microelectronics Corp.	6,958,000	13,113,868

Voltronic Power Technology Corp.	36,000	1,834,459

Walsin Lihwa Corp.	1,044,000	1,071,274

Walsin Technology Corp.*	282,000	1,397,623

Wan Hai Lines Ltd.	833,000	4,608,153

Winbond Electronics Corp.	3,308,000	3,602,241

Wisdom Marine Lines Co. Ltd.	440,000	1,326,842

Wiwynn Corp.	69,000	2,456,416

Yageo Corp.	311,396	4,716,886

Yieh Phui Enterprise Co. Ltd.*	915,000	790,404

Yuanta Financial Holding Co. Ltd.	10,909,765	10,052,451

Zhen Ding Technology Holding Ltd.	503,000	1,887,248

Total Taiwan		607,505,615

Thailand – 2.1%

Advanced Info Service PCL, NVDR	473,600	3,318,761

B Grimm Power PCL, NVDR(b)	1,482,300	1,571,461

Bangkok Expressway & Metro PCL, NVDR(b)	19,206,600	5,025,486

BTS Group Holdings PCL, NVDR(b)	17,361,400	4,803,756

Bumrungrad Hospital PCL, NVDR	927,900	4,367,409

Carabao Group PCL, NVDR(b)	408,800	1,327,832

Central Pattana PCL, NVDR	507,100	899,816

Central Retail Corp. PCL, NVDR	3,258,683	3,895,719

CP ALL PCL, NVDR	2,758,300	5,392,165

Delta Electronics Thailand PCL, NVDR	320,300	3,737,636

Energy Absolute PCL, NVDR(b)	2,303,700	6,789,853

Gulf Energy Development PCL, NVDR(b)	5,396,200	8,317,451

Hana Microelectronics PCL, NVDR(b)	517,400	758,594

Home Product Center PCL, NVDR	7,577,800	3,623,670

Indorama Ventures PCL, NVDR(b)	879,800	1,230,397

Intouch Holdings PCL, NVDR	2,119,700	4,956,592

KCE Electronics PCL, NVDR	356,000	701,293

Minor International PCL, NVDR*	1,392,100	1,402,567

Muangthai Capital PCL, NVDR(b)	1,099,200	1,735,579

See Notes to Financial Statements.

30	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

March 31, 2022

Investments	Shares		Value

Osotspa PCL, NVDR	2,657,600		$2,997,293

True Corp. PCL, NVDR(b)	19,247,200		2,981,145

Total Thailand			69,834,475

Turkey – 0.3%

Akbank TAS	1,807,803		894,796

BIM Birlesik Magazalar AS	605,898		3,496,737

Enka Insaat ve Sanayi AS	3,201,164		3,509,381

Turkiye Garanti Bankasi AS	1,964,371		1,633,879

Total Turkey			9,534,793

United Kingdom – 0.3%

Avast PLC(a)	664,370		5,035,926

Investec PLC	686,538		4,559,223

Total United Kingdom			9,595,149
TOTAL COMMON STOCKS (Cost: $3,331,984,792)			3,319,810,133

	Principal Amount

FOREIGN CORPORATE BOND – 0.0%

India – 0.0%

Britannia Industries Ltd. 5.50%, 6/3/24
(Cost: $45,084)	3,280,857	INR	43,381

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.8%

United States – 0.8%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.25%(d)
(Cost: $27,500,748)	27,500,748		27,500,748

TOTAL INVESTMENTS IN SECURITIES – 100.8% (Cost: $3,359,530,624)			3,347,354,262

Other Assets less Liabilities – (0.8)%			(27,488,612)

NET ASSETS – 100.0%			$3,319,865,650
*	Non-income producing security.

†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $1,280,169, which represents 0.04% of net assets.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)

Security, or portion thereof, was on loan at March 31, 2022 (See Note 2). At March 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $103,535,801 and the total market value of the collateral held by the Fund was $111,235,127. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $83,734,379.

(c)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(d)	Rate shown represents annualized 7-day yield as of March 31, 2022.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Assets:
Investments in Securities
Common Stocks
China	$900,315,226	$—	$622,769	*	$900,937,995
Russia	1,434,946	—	0	*	1,434,946
South Korea	515,381,606	—	657,400	*	516,039,006
Other	1,901,398,186	—	—		1,901,398,186
Foreign Corporate Bond	—	43,381	—		43,381
Investment of Cash Collateral for Securities Loaned	—	27,500,748	—		27,500,748
Total Investments in Securities	$3,318,529,964	$27,544,129	$1,280,169		$3,347,354,262

*	Securities are being fair valued using significant unobservable inputs by the Pricing Committee.

See Notes to Financial Statements.

WisdomTree Trust	31

Schedule of Investments (concluded)

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (XSOE)

March 31, 2022

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks

	China	Russia	South Korea
Balance as of March 31, 2021	$—	$—	$—
Realized gain (loss)	(38,211)	10,832,184	(6,092)
Change in unrealized appreciation (depreciation)	(664,373)	(143,551,036)	(235,601)
Purchases	1,402,471	27,601,633	947,577
Sales	(77,118)	(35,379,198)	(48,484)
Transfers into Level 3(1)	—	140,496,417	—
Transfers out of Level 3	—	—	—
Balance as of March 31, 2022	$622,769	$0	$657,400
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2022 is:			$(144,451,010)
(1)	Transferred into Level 3 because of a lack of observable market data, resulting from a decrease in market activity for the securities.

See Notes to Financial Statements.

32	WisdomTree Trust

Schedule of Investments

WisdomTree Emerging Markets High Dividend Fund (DEM)

March 31, 2022

Investments	Shares	Value

COMMON STOCKS – 99.5%

Brazil – 20.8%

B3 SA – Brasil Bolsa Balcao	5,111,234	$16,897,797

Banco Bradesco SA	1,196,400	4,599,844

Banco do Brasil SA	1,225,307	8,947,517

Banco Santander Brasil SA	304,522	2,363,403

BB Seguridade Participacoes SA	448,263	2,411,137

BrasilAgro – Co. Brasileira de Propriedades Agricolas	74,927	502,357

Camil Alimentos SA	242,347	492,145

Centrais Eletricas Brasileiras SA	577,498	4,615,658

Cia Brasileira de Distribuicao	372,783	1,894,529

Cia de Saneamento de Minas Gerais-COPASA	317,454	915,896

Cia de Saneamento do Parana	290,938	1,247,153

Cia Energetica de Minas Gerais	401,696	1,718,553

Cia Paranaense de Energia	712,828	1,020,051

Cia Siderurgica Nacional SA	1,080,145	5,916,766

CPFL Energia SA	806,791	5,478,834

CSN Mineracao SA	1,193,840	1,514,926

Cyrela Brazil Realty SA Empreendimentos e Participacoes	914,037	3,364,199

EDP – Energias do Brasil SA	527,537	2,611,069

Engie Brasil Energia SA	651,214	5,925,671

Grendene SA	580,879	1,221,179

Industrias Romi SA	35,172	103,326

JBS SA	1,650,464	12,930,855

JHSF Participacoes SA	399,703	552,625

Marfrig Global Foods SA	827,237	3,725,391

Minerva SA	627,004	1,670,445

Petroleo Brasileiro SA	11,736,300	87,035,262

Porto Seguro SA	134,862	599,109

Sul America SA	185,903	1,344,994

SYN prop e tech SA	168,426	250,231

Telefonica Brasil SA	754,778	8,527,874

Transmissora Alianca de Energia Eletrica SA	998,240	9,272,470

Unipar Carbocloro SA	31,986	670,421

Vale SA	11,337,252	228,083,480

Vibra Energia SA	2,478,169	12,192,803

Total Brazil		440,617,970

Chile – 0.9%

CAP SA	241,796	3,748,656

Cencosud SA	5,012,480	9,873,043

Empresas CMPC SA	2,698,649	4,996,577

Total Chile		18,618,276

China – 25.9%

Agricultural Bank of China Ltd., Class A	7,821,300	3,794,774

Agricultural Bank of China Ltd., Class H	25,434,000	9,775,563

Anhui Conch Cement Co. Ltd., Class A	539,200	3,354,233

Anhui Conch Cement Co. Ltd., Class H	1,283,000	6,602,255

Bank of Beijing Co. Ltd., Class A	2,689,349	1,940,300

Bank of China Ltd., Class A	4,119,900	2,122,221

Bank of China Ltd., Class H	99,306,000	39,943,548

Bank of Communications Co. Ltd., Class A	4,474,700	3,601,978

Bank of Communications Co. Ltd., Class H	17,381,000	12,473,021

Bank of Jiangsu Co. Ltd., Class A	1,717,470	1,907,368

Bank of Nanjing Co. Ltd., Class A	842,900	1,416,761

Bank of Shanghai Co. Ltd., Class A	1,217,700	1,273,693

Beijing Enterprises Water Group Ltd.	4,758,000	1,464,206

C&D International Investment Group Ltd.	751,798	1,641,564

Central China New Life Ltd.*	599,000	332,718

China CITIC Bank Corp. Ltd., Class H	8,379,000	4,247,597

China Communications Services Corp. Ltd., Class H	2,472,000	1,120,566

China Construction Bank Corp., Class A	1,115,300	1,105,092

China Construction Bank Corp., Class H	95,657,054	71,943,720

China Everbright Bank Co. Ltd., Class A	2,995,000	1,556,923

China Everbright Environment Group Ltd.	3,956,000	2,394,392

China Galaxy Securities Co. Ltd., Class H	2,186,000	1,225,393

China Hongqiao Group Ltd.(a)	4,312,000	5,759,318

China Life Insurance Co. Ltd., Class H	6,258,000	9,621,054

China Merchants Port Holdings Co. Ltd.	2,280,000	4,134,127

China Merchants Securities Co. Ltd., Class H(b)	543,800	641,611

China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	659,182	1,574,203

China Minsheng Banking Corp. Ltd., Class A	3,863,800	2,325,060

China National Building Material Co. Ltd., Class H	4,910,000	6,106,622

China Pacific Insurance Group Co. Ltd., Class A	436,800	1,577,079

China Pacific Insurance Group Co. Ltd., Class H	1,456,800	3,556,710

China Petroleum & Chemical Corp., Class A	5,697,900	3,877,527

China Petroleum & Chemical Corp., Class H	44,298,000	22,229,887

China Railway Group Ltd., Class H	4,633,000	2,597,093

China Reinsurance Group Corp., Class H	4,754,000	437,071

China Resources Land Ltd.	2,714,000	12,649,207

China Risun Group Ltd., Class H	1,567,000	830,382

China Shenhua Energy Co. Ltd., Class A	1,117,000	5,238,274

China Shenhua Energy Co. Ltd., Class H	7,809,500	25,029,810

China South City Holdings Ltd.	5,112,000	450,402

China Vanke Co. Ltd., Class A	1,782,200	5,376,275

China Vanke Co. Ltd., Class H	2,370,400	5,369,525

China Yuhua Education Corp. Ltd.(b)	1,042,000	236,836

Chongqing Water Group Co. Ltd., Class A	241,500	241,192

CIFI Holdings Group Co. Ltd.	6,790,000	3,996,974

CITIC Ltd.	8,597,000	9,561,492

CITIC Telecom International Holdings Ltd.	4,012,000	1,475,414

Consun Pharmaceutical Group Ltd.	908,000	442,904

COSCO Shipping Development Co. Ltd., Class H(a)	3,493,000	709,180

COSCO Shipping Energy Transportation Co. Ltd., Class H(a)	1,836,000	851,020

Country Garden Holdings Co. Ltd.(a)	10,265,850	7,904,471

CSC Financial Co. Ltd., Class H(b)	617,500	585,061

See Notes to Financial Statements.

WisdomTree Trust	33

Schedule of Investments (continued)

WisdomTree Emerging Markets High Dividend Fund (DEM)

March 31, 2022

Investments	Shares	Value

Datang International Power Generation Co. Ltd., Class H	3,820,000	$551,191

Excellence Commercial Property & Facilities Management Group Ltd.	562,000	285,614

Fangda Carbon New Material Co. Ltd., Class A	575,200	765,653

Fangda Special Steel Technology Co. Ltd., Class A	652,300	885,749

FAW Jiefang Group Co. Ltd., Class A	285,600	388,712

Fufeng Group Ltd.*	1,934,000	768,029

Fujian Sunner Development Co. Ltd., Class A	142,800	445,849

Gemdale Corp., Class A	1,253,909	2,820,658

Genertec Universal Medical Group Co. Ltd.(b)	1,352,000	890,814

Greenland Holdings Corp. Ltd., Class A	873,740	741,869

Greenland Hong Kong Holdings Ltd.	2,235,000	505,140

Guangdong Investment Ltd.	3,422,000	4,684,200

Guotai Junan Securities Co. Ltd., Class H*(b)	857,400	1,158,323

Haitong Securities Co. Ltd., Class A	919,000	1,491,108

Haitong Securities Co. Ltd., Class H	3,667,600	2,800,553

Henan Shuanghui Investment & Development Co. Ltd., Class A	444,500	2,034,809

Hengan International Group Co. Ltd.	862,000	3,984,524

Hisense Home Appliances Group Co. Ltd., Class H	308,000	293,393

Huadian Power International Corp. Ltd., Class H(a)	5,676,000	1,746,707

Huaibei Mining Holdings Co. Ltd., Class A	244,300	607,277

Huaneng Power International, Inc., Class H(a)	4,002,000	1,711,916

Huaxin Cement Co. Ltd., Class A	176,700	550,022

Industrial & Commercial Bank of China Ltd., Class A	5,050,400	3,794,901

Industrial & Commercial Bank of China Ltd., Class H	71,950,823	44,191,774

Industrial Bank Co. Ltd., Class A	1,593,700	5,189,234

Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	830,500	600,494

Jiangsu Expressway Co. Ltd., Class H	2,583,727	2,705,335

Jiangsu Zhongnan Construction Group Co. Ltd., Class A	1,119,800	772,629

Jiangxi Zhengbang Technology Co. Ltd., Class A	497,200	603,868

Jiayuan International Group Ltd.	2,318,000	464,701

Jinke Properties Group Co. Ltd., Class A	1,522,700	1,177,747

Jizhong Energy Resources Co. Ltd., Class A	162,200	180,134

JNBY Design Ltd.	418,500	500,721

Kingboard Holdings Ltd.	991,000	4,821,245

Kingfa Sci & Tech Co. Ltd., Class A	380,200	583,347

Lakala Payment Co. Ltd., Class A	129,900	484,355

Lee & Man Paper Manufacturing Ltd.	2,512,000	1,311,909

Livzon Pharmaceutical Group, Inc., Class H	134,200	482,382

Longfor Group Holdings Ltd.(b)	1,650,000	8,490,819

Lonking Holdings Ltd.	4,659,000	1,273,113

Maanshan Iron & Steel Co. Ltd., Class H	1,524,000	612,994

Nanjing Iron & Steel Co. Ltd., Class A	1,100,900	626,053

New China Life Insurance Co. Ltd., Class H	542,200	1,516,227

People’s Insurance Co. Group of China Ltd., Class H	7,693,000	2,524,582

PetroChina Co. Ltd., Class H	41,244,000	21,381,955

PICC Property & Casualty Co. Ltd., Class H	4,470,000	4,577,649

Ping An Insurance Group Co. of China Ltd., Class A	1,021,000	7,792,481

Ping An Insurance Group Co. of China Ltd., Class H	2,838,000	20,166,854

Poly Developments and Holdings Group Co. Ltd., Class A	1,886,600	5,260,286

Poly Property Group Co. Ltd.	1,988,000	502,623

Postal Savings Bank of China Co. Ltd., Class A	1,417,000	1,203,136

Postal Savings Bank of China Co. Ltd., Class H(a)(b)	4,623,000	3,748,506

Powerlong Real Estate Holdings Ltd.(a)	2,609,000	689,612

Qingdao Port International Co. Ltd., Class H(a)(b)	2,402,000	1,232,990

RiseSun Real Estate Development Co. Ltd., Class A	917,200	644,399

Seazen Holdings Co. Ltd., Class A	219,100	1,110,324

Shaanxi Coal Industry Co. Ltd., Class A	1,008,200	2,612,575

Shanghai Industrial Holdings Ltd.	871,000	1,307,935

Shanghai Pudong Development Bank Co. Ltd., Class A	2,171,900	2,737,071

Shenzhen Expressway Corp. Ltd., Class H	1,626,000	1,712,912

Shenzhen Overseas Chinese Town Co. Ltd., Class A	1,143,200	1,325,428

Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	203,600	1,074,432

Shougang Fushan Resources Group Ltd.	4,694,739	1,846,387

Sino-Ocean Group Holding Ltd.	6,339,500	1,351,861

Sinopec Engineering Group Co. Ltd., Class H	2,963,000	1,513,395

Sinopec Kantons Holdings Ltd.	1,336,000	464,019

Sinotrans Ltd., Class H	2,259,000	706,713

SITC International Holdings Co. Ltd.	2,549,000	9,032,197

Tech-Bank Food Co. Ltd., Class A	447,200	617,109

Tian Lun Gas Holdings Ltd.	512,000	363,501

Tianli Education International Holdings Ltd.	175,000	17,206

Tingyi Cayman Islands Holding Corp.	2,184,000	3,681,181

Uni-President China Holdings Ltd.	1,717,000	1,497,447

Xiamen C & D, Inc., Class A	420,600	842,777

Xinyi Glass Holdings Ltd.	3,191,000	7,741,783

Yango Group Co. Ltd., Class A	1,019,900	682,815

Yankuang Energy Group Co. Ltd., Class H(a)	1,428,000	4,239,472

Yuexiu Transport Infrastructure Ltd.	1,534,000	1,036,195

Zhejiang Expressway Co. Ltd., Class H	1,862,000	1,564,466

Total China		549,924,033

Hong Kong – 0.1%

Kingboard Laminates Holdings Ltd.	920,500	1,516,261

Perfect Medical Health Management Ltd.	1,278,000	791,468

Wasion Holdings Ltd.	1,132,000	407,621

Total Hong Kong		2,715,350

See Notes to Financial Statements.

34	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets High Dividend Fund (DEM)

March 31, 2022

Investments	Shares	Value

India – 5.8%

Ambuja Cements Ltd.	1,233,922	$4,872,995

Bharat Petroleum Corp. Ltd.	3,774,565	17,900,230

CESC Ltd.	1,369,271	1,370,626

Coal India Ltd.	2,487,329	6,008,652

Gujarat Pipavav Port Ltd.	367,476	370,507

Hindustan Petroleum Corp. Ltd.	1,724,287	6,129,155

Indiabulls Housing Finance Ltd.	204,315	425,482

IRCON International Ltd.(b)	697,763	366,492

ITC Ltd.	5,067,490	16,762,341

Mindspace Business Parks REIT(b)	384,867	1,760,103

NHPC Ltd.	5,476,776	2,009,296

NMDC Ltd.	1,707,872	3,663,670

NTPC Ltd.	7,879,157	14,037,429

Oracle Financial Services Software Ltd.	39,337	1,862,505

Petronet LNG Ltd.	1,479,314	3,782,476

Power Finance Corp. Ltd.	2,043,456	3,036,531

Power Grid Corp. of India Ltd.	6,738,692	19,280,085

PTC India Ltd.	528,531	573,694

Rail Vikas Nigam Ltd.	1,256,232	542,115

REC Ltd.	1,056,027	1,714,868

SJVN Ltd.	1,517,629	549,771

Vedanta Ltd.	2,888,011	15,372,870

Total India		122,391,893

Indonesia – 1.6%

Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	6,850,525	727,384

Hanjaya Mandala Sampoerna Tbk PT	14,809,500	953,789

Indocement Tunggal Prakarsa Tbk PT	3,020,300	2,265,882

Indofood Sukses Makmur Tbk PT	4,443,700	1,840,906

Puradelta Lestari Tbk PT	38,084,800	490,561

Telkom Indonesia Persero Tbk PT	81,370,000	25,947,753

Unilever Indonesia Tbk PT	5,625,900	1,433,650

Total Indonesia		33,659,925

Malaysia – 2.7%

Astro Malaysia Holdings Bhd	5,064,600	1,324,944

British American Tobacco Malaysia Bhd	206,300	610,351

Bursa Malaysia Bhd	632,600	1,063,674

Eco World Development Group Bhd	2,107,900	496,301

Hartalega Holdings Bhd	3,676,800	4,241,032

Kossan Rubber Industries Bhd	3,954,000	1,843,116

Malayan Banking Bhd	10,607,600	22,553,527

MISC Bhd	1,801,900	3,149,763

Petronas Gas Bhd	1,524,100	6,038,767

Public Bank Bhd	9,640,900	10,707,653

Sime Darby Bhd	6,503,200	3,711,916

Uchi Technologies Bhd	688,800	494,720

Total Malaysia		56,235,764

Mexico – 4.0%

Alpek SAB de CV	973,728	1,322,751

Arca Continental SAB de CV	957,482	6,493,804

Banco del Bajio SA(b)	813,758	2,228,429

Coca-Cola Femsa SAB de CV	950,563	5,220,899

Corp. Inmobiliaria Vesta SAB de CV	1,302,097	$2,483,791

Fibra Uno Administracion SA de CV	7,190,714	8,401,546

Grupo Aeroportuario del Pacifico SAB de CV, Class B*	629,234	10,179,379

Grupo Mexico SAB de CV, Series B	7,522,833	44,891,040

Kimberly-Clark de Mexico SAB de CV, Class A	2,020,837	2,835,374

Regional SAB de CV	153,150	1,073,478

Total Mexico		85,130,491

Philippines – 0.5%

DMCI Holdings, Inc.	8,655,500	1,510,468

LT Group, Inc.	4,739,300	815,147

Manila Electric Co.	329,970	2,382,390

PLDT, Inc.	112,809	4,033,175

Semirara Mining & Power Corp.	2,118,000	1,256,597

Total Philippines		9,997,777

Poland – 0.6%

Ciech SA	51,621	535,131

Polski Koncern Naftowy Orlen SA	436,105	7,955,535

Powszechny Zaklad Ubezpieczen SA	640,219	5,200,423

Total Poland		13,691,089

Russia – 0.0%

Evraz PLC†	2,288,532	0

Magnit PJSC, GDR†(c)	1,003,101	0

Magnitogorsk Iron & Steel Works PJSC, GDR†(c)	298,929	0

MMC Norilsk Nickel PJSC, ADR†	1,485,203	0

Mobile TeleSystems PJSC, ADR†	1,549,581	0

Novolipetsk Steel PJSC, GDR†	521,340	0

PhosAgro PJSC, GDR†(c)	289,238	0

Polyus PJSC, GDR†(c)	70,957	0

Sberbank of Russia PJSC, ADR†	2,425,119	0

Severstal PAO, GDR†(c)	775,843	0

Tatneft PJSC, ADR†	231,842	0

Total Russia		0

South Africa – 8.3%

AECI Ltd.	209,899	1,673,159

African Rainbow Minerals Ltd.(a)	276,192	5,408,543

Anglo American Platinum Ltd.	101,631	13,955,492

Astral Foods Ltd.	66,727	693,322

AVI Ltd.	683,259	3,371,290

Cashbuild Ltd.(a)	103,680	1,953,973

Coronation Fund Managers Ltd.	449,025	1,424,281

DRDGOLD Ltd.	749,300	707,637

Equites Property Fund Ltd.	1,480,943	2,324,916

Exxaro Resources Ltd.	1,004,556	15,229,378

Gold Fields Ltd.	854,973	13,343,137

Impala Platinum Holdings Ltd.(a)	1,936,490	29,821,615

JSE Ltd.	90,927	695,370

Kumba Iron Ore Ltd.(a)	156,208	7,005,922

MultiChoice Group	814,199	7,339,910

Oceana Group Ltd.(a)	169,759	662,191

Resilient REIT Ltd.(a)	652,182	2,721,200

Royal Bafokeng Platinum Ltd.(a)	439,411	4,856,450

See Notes to Financial Statements.

WisdomTree Trust	35

Schedule of Investments (continued)

WisdomTree Emerging Markets High Dividend Fund (DEM)

March 31, 2022

Investments	Shares	Value

Sanlam Ltd.	1,159,510	$5,729,110

Sibanye Stillwater Ltd.(a)	6,898,419	28,230,998

SPAR Group Ltd.	379,807	4,411,090

Tiger Brands Ltd.	223,517	2,476,469

Truworths International Ltd.	1,104,710	4,411,280

Vodacom Group Ltd.	1,636,695	17,921,040

Total South Africa		176,367,773

South Korea – 4.7%

Daishin Securities Co. Ltd.	40,203	590,416

DGB Financial Group, Inc.	98,104	755,985

Dongsung Chemical Co. Ltd.	109,736	435,938

DTR Automotive Corp.	10,377	604,444

GS Holdings Corp.	116,137	4,206,439

Hana Financial Group, Inc.	180,220	7,226,345

Hansol Paper Co. Ltd.	38,372	424,227

Hyundai Motor Securities Co. Ltd.	43,734	400,518

iMarketKorea, Inc.	53,319	477,300

Industrial Bank of Korea	180,772	1,618,230

JB Financial Group Co. Ltd.	103,441	721,155

KB Financial Group, Inc.	234,346	11,852,159

KCC Glass Corp.	22,850	1,195,239

Koentec Co. Ltd.(a)	61,445	419,755

Korea Asset In Trust Co. Ltd.	121,366	410,545

Korea Electric Power Corp.*	356,809	6,667,814

Korean Reinsurance Co.	106,144	861,728

KT Corp., ADR(a)	211,135	3,027,676

KT&G Corp.	258,777	17,229,738

Kumho E&C Co. Ltd.	50,643	463,791

Kyobo Securities Co. Ltd.	42,665	269,637

Kyungdong Pharm Co. Ltd.	32,640	300,265

LG Uplus Corp.	292,213	3,375,258

Macquarie Korea Infrastructure Fund	897,189	10,141,074

Meritz Fire & Marine Insurance Co. Ltd.	50,331	1,970,386

Meritz Securities Co. Ltd.	456,642	2,463,957

NH Investment & Securities Co. Ltd.	164,943	1,551,380

Orion Holdings Corp.(a)	46,792	550,131

Samsung Card Co. Ltd.	14,949	398,377

Samsung Securities Co. Ltd.	59,608	2,060,621

Shinhan Financial Group Co. Ltd.	320,255	10,965,375

SSANGYONG C&E Co. Ltd.	183,192	1,243,901

TS Corp.	100,565	239,786

Woori Financial Group, Inc.	344,299	4,360,373

Total South Korea		99,479,963

Taiwan – 20.2%

AcBel Polytech, Inc.(a)	582,000	721,114

Acer, Inc.(a)	4,925,000	5,148,203

Arcadyan Technology Corp.(a)	335,000	1,420,606

Asia Cement Corp.	6,781,000	11,502,246

ASROCK, Inc.	24,000	180,095

Asustek Computer, Inc.(a)	2,080,000	27,114,811

C Sun Manufacturing Ltd.(a)	344,000	593,714

Capital Securities Corp.(a)	2,389,000	1,371,623

Catcher Technology Co. Ltd.(a)	1,449,000	7,307,837

Cathay Financial Holding Co. Ltd.(a)	7,393,000	16,643,055

Cathay Real Estate Development Co. Ltd.	688,000	453,840

Charoen Pokphand Enterprise	317,000	899,503

Cheng Loong Corp.(a)	1,360,000	1,661,344

Cheng Uei Precision Industry Co. Ltd.(a)	621,000	820,371

Chicony Electronics Co. Ltd.(a)	1,795,386	5,627,128

Chicony Power Technology Co. Ltd.	335,000	968,117

China Bills Finance Corp.	781,000	482,477

China Development Financial Holding Corp.	11,143,000	7,467,169

China Steel Structure Co. Ltd.(a)	267,000	536,768

ChipMOS Technologies, Inc.(a)	685,000	1,228,871

Chong Hong Construction Co. Ltd.(a)	358,000	914,633

Chung-Hsin Electric & Machinery Manufacturing Corp.(a)	503,000	960,302

Cleanaway Co. Ltd.(a)	137,000	951,538

Compal Electronics, Inc.(a)	7,061,000	6,604,708

Continental Holdings Corp.(a)	808,000	744,506

CTBC Financial Holding Co. Ltd.	17,702,000	18,164,452

CTCI Corp.	803,000	1,299,026

D-Link Corp.	615,480	361,965

Darfon Electronics Corp.(a)	476,000	825,688

Daxin Materials Corp.	118,000	471,563

Edom Technology Co. Ltd.	376,000	482,935

Elan Microelectronics Corp.(a)	423,000	2,539,343

Everlight Electronics Co. Ltd.(a)	565,000	962,323

Far Eastern Department Stores Ltd.	925,000	684,432

Far Eastern New Century Corp.(a)	4,803,000	5,096,110

Far EasTone Telecommunications Co. Ltd.(a)	2,088,000	5,356,369

Farglory Land Development Co. Ltd.(a)	589,000	1,406,125

Feng Hsin Steel Co. Ltd.	636,000	2,142,087

First Financial Holding Co. Ltd.	5,667,072	5,627,217

FLEXium Interconnect, Inc.*(a)	440,000	1,558,732

Flytech Technology Co. Ltd.	198,000	508,623

Formosan Union Chemical(a)	969,000	936,820

Fubon Financial Holding Co. Ltd.(a)	6,024,684	16,086,010

Getac Holdings Corp.(a)	1,149,000	1,995,105

Gigabyte Technology Co. Ltd.(a)	488,000	2,214,195

Global Mixed Mode Technology, Inc.	91,000	755,912

Goldsun Building Materials Co. Ltd.	1,515,000	1,573,085

Great Wall Enterprise Co. Ltd.	1,394,690	2,633,465

Highwealth Construction Corp.(a)	1,838,000	2,912,420

Hiyes International Co. Ltd.	115,000	405,389

Ho Tung Chemical Corp.	1,955,000	713,043

Holtek Semiconductor, Inc.(a)	316,000	1,317,976

Holy Stone Enterprise Co. Ltd.	315,000	1,319,303

Hon Hai Precision Industry Co. Ltd.	12,175,000	45,043,017

Hong TAI Electric Industrial(a)	644,000	722,636

Hsing TA Cement Co.	483,000	358,227

Huaku Development Co. Ltd.(a)	431,000	1,356,864

Huang Hsiang Construction Corp.	448,000	855,299

Hung Ching Development & Construction Co. Ltd.	284,000	297,367

Hung Sheng Construction Ltd.	361,000	313,732

I-Sheng Electric Wire & Cable Co. Ltd.	467,000	708,206

See Notes to Financial Statements.

36	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets High Dividend Fund (DEM)

March 31, 2022

Investments	Shares	Value

IBF Financial Holdings Co. Ltd.	1,456,667	$851,584

Inventec Corp.(a)	5,763,000	4,968,190

ITE Technology, Inc.	240,000	938,171

Jia Wei Lifestyle, Inc.(a)	137,000	352,882

Kindom Development Co. Ltd.(a)	633,000	797,560

King Yuan Electronics Co. Ltd.(a)	1,504,000	2,249,320

King’s Town Bank Co. Ltd.(a)	798,000	1,122,433

Kung Long Batteries Industrial Co. Ltd.	176,000	844,633

Lelon Electronics Corp.(a)	151,000	343,092

Lite-On Technology Corp.	7,292,000	17,331,909

Mega Financial Holding Co. Ltd.	6,773,302	10,141,691

Micro-Star International Co. Ltd.(a)	814,000	3,693,349

Mirle Automation Corp.	320,000	456,800

Nak Sealing Technologies Corp.	191,000	593,969

Namchow Holdings Co. Ltd.	124,000	210,767

Nan Liu Enterprise Co. Ltd.(a)	112,000	388,559

Nantex Industry Co. Ltd.(a)	345,000	788,702

Nichidenbo Corp.	434,000	830,086

OptoTech Corp.(a)	746,000	1,335,700

Pan German Universal Motors Ltd.	56,000	414,359

Pegatron Corp.	3,695,000	9,336,963

Powertech Technology, Inc.	1,518,000	5,033,244

President Securities Corp.(a)	1,265,000	1,015,479

Primax Electronics Ltd.(a)	606,000	1,101,953

Promate Electronic Co. Ltd.	353,000	564,278

Qisda Corp.(a)	3,169,000	3,677,617

Quanta Computer, Inc.	7,223,990	22,263,348

Radium Life Tech Co. Ltd.	788,000	287,406

Rexon Industrial Corp. Ltd.(a)	287,000	452,765

Sampo Corp.(a)	1,227,000	1,383,247

Sanyang Motor Co. Ltd.(a)	873,000	877,525

Shanghai Commercial & Savings Bank Ltd.	2,202,000	3,858,102

Shin Foong Specialty & Applied Materials Co. Ltd.(a)	76,000	346,160

Shin Kong Financial Holding Co. Ltd.(a)	7,712,776	2,907,282

Shin Zu Shing Co. Ltd.(a)	381,000	1,105,042

Sigurd Microelectronics Corp.(a)	561,000	1,166,976

Sinon Corp.(a)	1,073,000	1,263,939

SinoPac Financial Holdings Co. Ltd.	7,648,440	4,911,830

Sinyi Realty, Inc.	652,000	840,843

Sonix Technology Co. Ltd.(a)	285,000	895,241

Standard Foods Corp.(a)	431,000	747,629

Stark Technology, Inc.	162,000	523,575

Sunonwealth Electric Machine Industry Co. Ltd.(a)	390,000	585,990

Supreme Electronics Co. Ltd.	725,539	1,316,791

Symtek Automation Asia Co. Ltd.(a)	112,000	476,903

Syncmold Enterprise Corp.(a)	267,000	670,960

Synnex Technology International Corp.	3,280,000	8,620,282

Systex Corp.(a)	370,000	1,044,727

TA-I Technology Co. Ltd.(a)	176,000	367,339

Taiflex Scientific Co. Ltd.(a)	391,000	615,469

Taisun Enterprise Co. Ltd.	406,000	396,768

Taita Chemical Co. Ltd.(a)	362,000	428,313

Taiwan Cement Corp.(a)	8,718,135	15,183,671

Taiwan Cogeneration Corp.	452,000	607,368

Taiwan FU Hsing Industrial Co. Ltd.	579,000	883,106

Taiwan Hon Chuan Enterprise Co. Ltd.(a)	471,000	1,295,388

Taiwan Mobile Co. Ltd.	1,827,253	6,696,388

Taiwan PCB Techvest Co. Ltd.	755,000	1,338,638

Taiwan Sakura Corp.	290,000	671,064

Taiwan Secom Co. Ltd.	506,000	1,924,995

Test Research, Inc.(a)	208,000	492,931

Topco Scientific Co. Ltd.(a)	358,435	2,126,728

Transcend Information, Inc.(a)	334,000	867,305

Tripod Technology Corp.	802,000	3,750,868

Unitech Computer Co. Ltd.	308,000	396,133

United Integrated Services Co. Ltd.(a)	611,000	4,158,421

Universal Cement Corp.(a)	752,000	560,362

Wah Lee Industrial Corp.	276,000	1,054,814

Weikeng Industrial Co. Ltd.	762,000	860,363

WinWay Technology Co. Ltd.	15,000	232,972

Wistron Corp.	5,794,561	6,016,725

WPG Holdings Ltd.	2,253,280	4,404,086

WT Microelectronics Co. Ltd.(a)	510,000	1,411,549

YC INOX Co. Ltd.	561,000	687,262

YFY, Inc.	1,592,000	1,900,298

Yuanta Financial Holding Co. Ltd.	7,495,000	6,906,026

Yulon Nissan Motor Co. Ltd.(a)	139,000	1,220,128

Zeng Hsing Industrial Co. Ltd.(a)	128,000	623,213

Zenitron Corp.	496,000	682,938

ZongTai Real Estate Development Co. Ltd.(a)	570,000	690,330

Total Taiwan		427,711,452

Thailand – 2.1%

Asia Plus Group Holdings PCL, NVDR(a)	5,175,300	535,430

Bangkok Insurance PCL, NVDR	79,000	634,376

BG Container Glass PCL, NVDR	595,900	182,802

Dynasty Ceramic PCL, NVDR	13,079,000	1,172,193

Eastern Water Resources Development and Management PCL, NVDR(a)	2,318,500	509,024

Haad Thip PCL, NVDR	425,300	418,905

Kiatnakin Phatra Bank PCL, NVDR	581,900	1,207,552

Land & Houses PCL, NVDR	11,008,800	3,145,371

LPN Development PCL, NVDR(a)	5,686,600	796,979

MCS Steel PCL, NVDR	556,400	229,254

Noble Development PCL, Class C, NVDR(a)	4,624,700	702,398

Pruksa Holding PCL, NVDR	2,752,200	1,133,989

PTT Exploration & Production PCL, NVDR	999,300	4,327,796

PTT Global Chemical PCL, NVDR	1,066,200	1,627,358

PTT PCL, NVDR	9,051,500	10,480,684

Quality Houses PCL, NVDR	18,271,400	1,263,886

Ratch Group PCL, NVDR(a)	747,400	989,041

Regional Container Lines PCL, NVDR(a)	436,400	570,929

SC Asset Corp. PCL, NVDR	9,431,900	1,077,931

Siam City Cement PCL, NVDR	221,400	1,022,102

Somboon Advance Technology PCL, NVDR	1,018,900	637,387

SPCG PCL, NVDR	1,675,700	871,868

See Notes to Financial Statements.

WisdomTree Trust	37

Schedule of Investments (continued)

WisdomTree Emerging Markets High Dividend Fund (DEM)

March 31, 2022

Investments	Shares	Value

Sri Trang Agro-Industry PCL, NVDR	2,449,600	$1,933,895

Sri Trang Gloves Thailand PCL, NVDR(a)	3,710,300	2,817,596

Thai Vegetable Oil PCL, NVDR(a)	963,897	905,918

Thanachart Capital PCL, NVDR	933,300	1,206,975

TMT Steel PCL, NVDR	1,338,600	462,974

TPI Polene Power PCL, NVDR	10,850,400	1,272,679

TTW PCL, NVDR(a)	4,743,577	1,583,570

United Paper PCL, NVDR(a)	764,400	377,027

WHA Utilities and Power PCL, NVDR(a)	6,124,000	755,140

Total Thailand		44,853,029

Turkey – 1.3%

Aksa Akrilik Kimya Sanayii AS	339,189	1,008,242

Arcelik AS(a)	539,116	2,223,689

BIM Birlesik Magazalar AS	778,077	4,490,411

Dogus Otomotiv Servis ve Ticaret AS	149,376	627,333

EGE Endustri VE Ticaret AS	2,890	363,857

Eregli Demir ve Celik Fabrikalari TAS	3,733,613	8,257,463

Goodyear Lastikleri TAS	411,541	279,173

Iskenderun Demir ve Celik AS	589,549	1,101,303

Nuh Cimento Sanayi AS	92,618	290,462

Otokar Otomotiv Ve Savunma Sanayi AS	14,977	436,105

Turk Telekomunikasyon AS(a)	959,444	681,591

Turk Traktor ve Ziraat Makineleri AS	51,313	813,368

Turkcell Iletisim Hizmetleri AS	3,899,748	5,992,761

Ulker Biskuvi Sanayi AS	386,824	404,289

Vestel Beyaz Esya Sanayi ve Ticaret AS	1,082,347	585,900

Vestel Elektronik Sanayi ve Ticaret AS	342,699	602,794

Total Turkey		28,158,741
TOTAL COMMON STOCKS (Cost: $1,942,128,738)		2,109,553,526

EXCHANGE-TRADED FUND – 0.1%

United States – 0.1%

WisdomTree Global High Dividend Fund(d) (Cost: $1,219,572)	24,389	1,246,049

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.7%

United States – 0.7%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.25%(e)
(Cost: $14,840,667)	14,840,667	14,840,667

TOTAL INVESTMENTS IN SECURITIES – 100.3% (Cost: $1,958,188,977)		2,125,640,242

Other Assets less Liabilities – (0.3)%		(5,794,831)

NET ASSETS – 100.0%		$2,119,845,411
*	Non-income producing security.

†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $0, which represents 0.0% of net assets.

(a)

Security, or portion thereof, was on loan at March 31, 2022 (See Note 2). At March 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $165,227,619 and the total market value of the collateral held by the Fund was $180,371,997. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $165,531,330.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(d)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(e)	Rate shown represents annualized 7-day yield as of March 31, 2022.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2022 were as follows:

Affiliate	Value at 3/31/2021	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2022	Dividend Income
WisdomTree Global High Dividend Fund	$1,640,275	$6,790,097	$7,139,286	$(31,264)	$(13,773)	$1,246,049	$62,348

See Notes to Financial Statements.

38	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Emerging Markets High Dividend Fund (DEM)

March 31, 2022

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Assets:
Investments in Securities
Common Stocks
Russia	$—	$—	$0	*	$0
Other	2,109,553,526	—	—		2,109,553,526
Exchange-Traded Fund	1,246,049	—	—		1,246,049
Investment of Cash Collateral for Securities Loaned	—	14,840,667	—		14,840,667
Total Investments in Securities	$2,110,799,575	$14,840,667	$0		$2,125,640,242

*	Securities are being fair valued using significant unobservable inputs by the Pricing Committee.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stocks

Russia
Balance as of March 31, 2021	$—
Realized gain (loss)	47,989,371
Change in unrealized appreciation (depreciation)	(209,364,639)
Purchases	95,540,732
Sales	(184,061,475)
Transfers into Level 3(1)	249,896,011
Transfers out of Level 3	—
Balance as of March 31, 2022	$0
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2022 is:	$(209,364,639)
(1)	Transferred into Level 3 because of a lack of observable market data, resulting from a decrease in market activity for the securities.

See Notes to Financial Statements.

WisdomTree Trust	39

Schedule of Investments

WisdomTree Emerging Markets Multifactor Fund (EMMF)

March 31, 2022

Investments	Shares	Value

COMMON STOCKS — 97.9%

Brazil – 5.9%

Atacadao SA	1,341	$6,355

Banco do Brasil SA	683	4,987

BB Seguridade Participacoes SA	1,021	5,492

Cia de Saneamento Basico do Estado de Sao Paulo	369	3,705

Energisa SA	1,456	14,955

Engie Brasil Energia SA	1,652	15,032

Equatorial Energia SA	2,231	12,775

JBS SA	331	2,593

Klabin SA	2,396	12,162

Suzano SA	989	11,478

Telefonica Brasil SA	1,680	18,982

TIM SA	5,666	16,443

Vale SA	142	2,857

Vibra Energia SA	2,623	12,905

Total Brazil		140,721

Chile – 0.4%

Cencosud SA	2,047	4,032

Cia Cervecerias Unidas SA	613	4,587

Total Chile		8,619

China – 25.2%

Agricultural Bank of China Ltd., Class H	28,000	10,762

Bank of China Ltd., Class H	27,000	10,860

Bank of Communications Co. Ltd., Class H	13,000	9,329

Beijing Enterprises Holdings Ltd.	2,500	7,933

BOE Technology Group Co. Ltd., Class A	16,500	11,202

China Bohai Bank Co. Ltd., Class H(a)(b)	17,500	2,905

China CITIC Bank Corp. Ltd., Class H	20,000	10,139

China Coal Energy Co. Ltd., Class H	9,000	6,769

China Construction Bank Corp., Class H	14,000	10,529

China Everbright Bank Co. Ltd., Class H*	24,000	9,102

China Galaxy Securities Co. Ltd., Class H	15,500	8,689

China Hongqiao Group Ltd.	17,000	22,706

China Merchants Port Holdings Co. Ltd.	4,000	7,253

China Petroleum & Chemical Corp., Class H	24,000	12,044

China Railway Group Ltd., Class H	27,000	15,135

China Resources Gas Group Ltd.	2,000	8,491

China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	500	3,573

China Shenhua Energy Co. Ltd., Class H	3,000	9,615

COSCO Shipping Holdings Co. Ltd., Class H*(b)	4,400	7,675

Dali Foods Group Co. Ltd.(a)	18,000	9,447

Daqo New Energy Corp., ADR*	547	22,602

ENN Energy Holdings Ltd.	1,000	15,004

FAW Jiefang Group Co. Ltd., Class A	4,800	6,533

Haitian International Holdings Ltd.	5,000	12,993

Haitong Securities Co. Ltd., Class H	20,000	15,272

Hengan International Group Co. Ltd.	2,000	9,245

Hesteel Co. Ltd., Class A	7,500	2,812

Industrial & Commercial Bank of China Ltd., Class H	17,000	10,441

Inner Mongolia Yuan Xing Energy Co. Ltd., Class A*	4,200	6,477

JCET Group Co. Ltd., Class A	1,600	6,195

JD.com, Inc., Class A*	28	837

Jiangsu Expressway Co. Ltd., Class H	8,000	8,376

Kingboard Holdings Ltd.	5,500	26,758

Kunlun Energy Co. Ltd.	6,000	5,233

Lakala Payment Co. Ltd., Class A	600	2,237

Lenovo Group Ltd.	12,000	13,055

Metallurgical Corp. of China Ltd., Class A	3,500	2,067

People’s Insurance Co. Group of China Ltd., Class H	61,000	20,018

PetroChina Co. Ltd., Class H	30,000	15,553

PICC Property & Casualty Co. Ltd., Class H	22,000	22,530

Postal Savings Bank of China Co. Ltd., Class H(a)	10,000	8,108

Power Construction Corp. of China Ltd., Class A	1,900	2,182

Shanghai Baosight Software Co. Ltd., Class B	3,900	15,873

Shanghai International Port Group Co. Ltd., Class A	3,500	3,016

Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A	4,200	6,729

Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	1,200	3,138

Shanxi Taigang Stainless Steel Co. Ltd., Class A	2,000	2,111

Shenzhen Overseas Chinese Town Co. Ltd., Class A	4,300	4,985

Sichuan Hebang Biotechnology Co. Ltd., Class A*	11,200	6,193

Sinotrans Ltd., Class A	3,500	2,205

TCL Technology Group Corp., Class A	8,200	6,342

Tencent Holdings Ltd.	500	23,891

Tingyi Cayman Islands Holding Corp.	4,000	6,742

Titan Wind Energy Suzhou Co. Ltd., Class A	2,000	4,184

Uni-President China Holdings Ltd.	7,000	6,105

Want Want China Holdings Ltd.	32,000	29,583

Wuchan Zhongda Group Co. Ltd., Class A	3,900	3,281

Zhefu Holding Group Co. Ltd., Class A	7,100	5,939

Zhejiang Expressway Co. Ltd., Class H	10,000	8,402

Zhongsheng Group Holdings Ltd.	4,000	28,296

Total China		595,701

Czech Republic – 0.6%

Moneta Money Bank AS(a)	3,462	14,122

Hong Kong – 0.3%

Vinda International Holdings Ltd.	3,000	6,788

Hungary – 0.8%

MOL Hungarian Oil & Gas PLC	2,073	18,403

India – 10.8%

Bajaj Auto Ltd.	501	24,153

Bharat Petroleum Corp. Ltd.	3,141	14,896

Britannia Industries Ltd.	316	13,372

Cipla Ltd.	1,212	16,283

Colgate-Palmolive India Ltd.	753	15,326

GAIL India Ltd.	5,146	10,570

Indian Oil Corp. Ltd.	10,127	15,897

Infosys Ltd.	842	21,189

ITC Ltd.	2,232	7,383

Nestle India Ltd.	63	14,450

NTPC Ltd.	6,640	11,830

Oil & Natural Gas Corp. Ltd.	6,542	14,150

Power Grid Corp. of India Ltd.	4,160	11,902

See Notes to Financial Statements.

40	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets Multifactor Fund (EMMF)

March 31, 2022

Investments	Shares	Value

Sun Pharmaceutical Industries Ltd.	1,242	$14,993

Tata Steel Ltd.	900	15,526

Tech Mahindra Ltd.	900	17,809

Vedanta Ltd.	3,095	16,475

Total India		256,204

Indonesia – 4.1%

Adaro Energy Indonesia Tbk PT	59,100	11,069

Astra International Tbk PT	34,900	15,977

Bank Central Asia Tbk PT	26,600	14,770

Bank Mandiri Persero Tbk PT	9,200	5,060

Bank Negara Indonesia Persero Tbk PT	6,600	3,791

Charoen Pokphand Indonesia Tbk PT	12,900	5,075

Gudang Garam Tbk PT	2,900	6,380

Indofood CBP Sukses Makmur Tbk PT	13,700	7,011

Indofood Sukses Makmur Tbk PT	18,900	7,830

Telkom Indonesia Persero Tbk PT	27,900	8,897

United Tractors Tbk PT	6,700	11,919

Total Indonesia		97,779

Malaysia – 4.4%

HAP Seng Consolidated Bhd	6,100	10,852

Hartalega Holdings Bhd	2,800	3,230

Hong Leong Bank Bhd	2,700	12,971

Hong Leong Financial Group Bhd	2,100	9,789

IHH Healthcare Bhd	1,800	2,654

IOI Corp. Bhd	2,100	2,058

Kuala Lumpur Kepong Bhd	400	2,397

MISC Bhd	2,900	5,069

Nestle Malaysia Bhd	200	6,355

Petronas Chemicals Group Bhd	2,600	5,936

Petronas Gas Bhd	1,400	5,547

RHB Bank Bhd	4,400	6,237

Sime Darby Bhd	9,600	5,479

Sime Darby Plantation Bhd	1,900	2,246

Telekom Malaysia Bhd	6,600	7,676

Tenaga Nasional Bhd	2,500	5,351

Westports Holdings Bhd	9,500	9,037

Total Malaysia		102,884

Mexico – 4.4%

America Movil SAB de CV, Series L	17,821	18,874

Arca Continental SAB de CV	1,498	10,160

Coca-Cola Femsa SAB de CV	1,500	8,239

Gruma SAB de CV, Class B	784	9,834

Grupo Bimbo SAB de CV, Series A	2,596	7,818

Grupo Mexico SAB de CV, Series B	1,700	10,144

Grupo Televisa SAB, Series CPO	5,749	13,480

Industrias Penoles SAB de CV	775	9,766

Megacable Holdings SAB de CV, Series CPO	2,647	7,955

Wal-Mart de Mexico SAB de CV	1,800	7,394

Total Mexico		103,664

Philippines – 3.7%

BDO Unibank, Inc.	4,560	11,694

GT Capital Holdings, Inc.	890	9,494

International Container Terminal Services, Inc.	2,320	10,079

Jollibee Foods Corp.	2,780	12,088

Manila Electric Co.	1,900	13,718

Metropolitan Bank & Trust Co.	10,360	11,412

PLDT, Inc.	405	14,480

Universal Robina Corp.	2,200	5,145

Total Philippines		88,110

Russia – 0.0%

Lukoil PJSC, ADR†	113	0

Magnit PJSC, GDR†(c)	161	0

MMC Norilsk Nickel PJSC, ADR†	301	0

Mobile TeleSystems PJSC, ADR†	1,696	0

Novolipetsk Steel PJSC, GDR†	311	0

PhosAgro PJSC, GDR†(c)	538	0

Polyus PJSC, GDR†(c)	118	0

Rosneft Oil Co. PJSC, GDR†(c)	1,588	0

Sberbank of Russia PJSC, ADR†	639	0

Severstal PAO, GDR†(c)	475	0

VTB Bank PJSC, GDR*†(c)	8,268	0

X5 Retail Group NV, GDR†(c)	223	0

Total Russia		0

South Africa – 4.8%

Anglo American Platinum Ltd.	41	5,630

Bidvest Group Ltd.	411	6,292

Gold Fields Ltd.	498	7,772

Harmony Gold Mining Co. Ltd.	1,319	6,669

Impala Platinum Holdings Ltd.	373	5,744

MTN Group Ltd.	342	4,447

MultiChoice Group	1,610	14,514

Northam Platinum Holdings Ltd.*	373	5,567

Pepkor Holdings Ltd.(a)	8,682	13,784

Sasol Ltd.*	104	2,527

Shoprite Holdings Ltd.	403	6,527

Sibanye Stillwater Ltd.	1,456	5,958

Vodacom Group Ltd.	1,481	16,216

Woolworths Holdings Ltd.	3,296	13,033

Total South Africa		114,680

South Korea – 10.5%

BGF Retail Co. Ltd.	18	2,591

Cheil Worldwide, Inc.	582	11,308

Coway Co. Ltd.	246	13,903

DB Insurance Co. Ltd.	361	20,819

GS Holdings Corp.	312	11,301

Hana Financial Group, Inc.	201	8,060

HMM Co. Ltd.	80	1,924

Industrial Bank of Korea	1,217	10,894

Kia Corp.	187	11,417

Korea Zinc Co. Ltd.	14	6,757

KT&G Corp.	157	10,453

Kumho Petrochemical Co. Ltd.	69	8,824

LG Innotek Co. Ltd.	44	14,049

LG Uplus Corp.	1,141	13,179

Meritz Securities Co. Ltd.	2,217	11,963

See Notes to Financial Statements.

WisdomTree Trust	41

Schedule of Investments (continued)

WisdomTree Emerging Markets Multifactor Fund (EMMF)

March 31, 2022

Investments	Shares		Value

NH Investment & Securities Co. Ltd.	1,074		$10,102

POSCO Holdings, Inc.	49		11,845

S-Oil Corp.	127		10,132

Samsung Electronics Co. Ltd.	448		25,726

Samsung Engineering Co. Ltd.*	460		9,944

Samsung Securities Co. Ltd.	454		15,695

Seegene, Inc.	152		6,408

Total South Korea			247,294

Taiwan – 20.2%

Acer, Inc.	11,000		11,498

ASE Technology Holding Co. Ltd.	3,000		10,837

Asia Cement Corp.	8,000		13,570

Asustek Computer, Inc.	1,000		13,036

AU Optronics Corp.	10,000		6,928

Cathay Financial Holding Co. Ltd.	15,000		33,768

Cheng Shin Rubber Industry Co. Ltd.	11,000		13,610

China Development Financial Holding Corp.	74,943		50,221

China Steel Corp.	2,000		2,719

Compal Electronics, Inc.	14,000		13,095

Evergreen Marine Corp. Taiwan Ltd.	1,000		4,712

Far EasTone Telecommunications Co. Ltd.	6,000		15,392

Formosa Plastics Corp.	3,000		11,151

Fubon Financial Holding Co. Ltd.	4,000		10,680

Innolux Corp.	12,000		7,036

Lite-On Technology Corp.	5,000		11,884

Micro-Star International Co. Ltd.	2,000		9,075

Nan Ya Plastics Corp.	4,000		13,012

Nanya Technology Corp.	3,000		7,246

Novatek Microelectronics Corp.	1,000		14,886

Pegatron Corp.	5,000		12,635

Quanta Computer, Inc.	4,000		12,327

Realtek Semiconductor Corp.	1,000		15,025

SinoPac Financial Holdings Co. Ltd.	21,000		13,486

Synnex Technology International Corp.	5,000		13,141

Taiwan Semiconductor Manufacturing Co. Ltd.	4,000		83,346

Unimicron Technology Corp.	1,000		8,691

United Microelectronics Corp.	4,000		7,539

Vanguard International Semiconductor Corp.	2,000		8,691

Wan Hai Lines Ltd.	1,200		6,638

Winbond Electronics Corp.	6,000		6,534

WPG Holdings Ltd.	6,000		11,727

Yang Ming Marine Transport Corp.*	1,000		4,345

Total Taiwan			478,481

Thailand – 1.8%

Indorama Ventures PCL, NVDR	7,000		9,790

PTT Exploration & Production PCL, NVDR	1,700		7,362

PTT Global Chemical PCL, NVDR	3,000		4,579

Ratch Group PCL, NVDR	3,500		4,632

Srisawad Corp. PCL, NVDR	5,700		9,771

Thai Union Group PCL, NVDR	10,800		6,139

Total Thailand			42,273
TOTAL COMMON STOCKS (Cost: $2,217,439)			2,315,723

FOREIGN CORPORATE BOND – 0.0%

India – 0.0%

Britannia Industries Ltd. 5.50%, 6/3/24 (Cost: $124)	9,164	INR	121

	Shares

PREFERRED STOCKS – 1.8%

Brazil – 1.8%

Braskem SA, Class A	912		8,502

Cia Energetica de Minas Gerais	1,681		5,381

Gerdau SA	1,613		10,458

Itau Unibanco Holding SA	2,144		12,398

Petroleo Brasileiro SA	1,002		7,053
TOTAL PREFERRED STOCKS (Cost: $39,137)			43,792

TOTAL INVESTMENTS IN SECURITIES – 99.7% (Cost: $2,256,700)			2,359,636

Other Assets less Liabilities – 0.3%			6,609

NET ASSETS – 100.0%			$2,366,245
*	Non-income producing security.

†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $0, which represents 0.0% of net assets.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)

Security, or portion thereof, was on loan at March 31, 2022 (See Note 2). At March 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $8,559 and the total market value of the collateral held by the Fund was $9,023, which was entirely composed of non-cash U.S. Government securities.

(c)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

See Notes to Financial Statements.

42	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets Multifactor Fund (EMMF)

March 31, 2022

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2022 were as follows:

Affiliate	Value at 3/31/2021	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2022	Dividend Income
WisdomTree Emerging Markets Multifactor Fund^	$—	$35,334	$34,736	$(598)	$—	$—	$291
^	As of March 31, 2022, the Fund did not hold a position in this affiliate.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Citibank NA	4/6/2022	96,203	USD	1,977,292	MXN	$—	$(2,916)
Goldman Sachs	4/5/2022	84,306	USD	4,426,074	PHP	—	(1,226)
Goldman Sachs	4/6/2022	255,019	USD	19,445,677	INR	—	(1,576)
Goldman Sachs	4/6/2022	238,876	USD	290,544,567	KRW	—	(826)
Goldman Sachs	4/6/2022	102,947	USD	433,407	MYR	—	(122)
Goldman Sachs	4/8/2022	477,182	USD	13,537,667	TWD	4,691	—
HSBC Holdings PLC	4/6/2022	13,418	USD	300,551	CZK	—	(270)
HSBC Holdings PLC	4/6/2022	16,375	USD	5,517,573	HUF	—	(338)
JP Morgan Chase Bank NA	4/1/2022	642	USD	9,300	ZAR	6	—
						$4,697	$(7,274)

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Assets:
Investments in Securities
Common Stocks
Russia	$—	$—	$0	*	$0
Other	2,315,723	—	—		2,315,723
Foreign Corporate Bond	—	121	—		121
Preferred Stocks	43,792	—	—		43,792
Total Investments in Securities	$2,359,515	$121	$0		$2,359,636
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$4,697	$—		$4,697
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(7,274)	$—		$(7,274)
Total – Net	$2,359,515	$(2,456)	$0		$2,357,059
*	Securities are being fair valued using significant unobservable inputs by the Pricing Committee.

[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	43

Schedule of Investments (concluded)

WisdomTree Emerging Markets Multifactor Fund (EMMF)

March 31, 2022

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stocks

Russia
Balance as of March 31, 2021	$—
Realized gain (loss)	28,289
Change in unrealized appreciation (depreciation)	(127,738)
Purchases	198,083
Sales	(209,697)
Transfers into Level 3(1)	111,063
Transfers out of Level 3	—
Balance as of March 31, 2022	$0
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2022 is:	$(127,738)
(1)	Transferred into Level 3 because of a lack of observable market data, resulting from a decrease in market activity for the securities.

See Notes to Financial Statements.

44	WisdomTree Trust

Schedule of Investments

WisdomTree Emerging Markets Quality Dividend Growth Fund (DGRE)

March 31, 2022

Investments	Shares	Value

COMMON STOCKS – 97.2%

Brazil – 5.0%

Ambev SA	85,800	$278,058

Atacadao SA	55,000	260,651

Cia Siderurgica Nacional SA	37,800	207,059

CPFL Energia SA	30,350	206,104

Equatorial Energia SA	53,833	308,252

JBS SA	36,600	286,749

Localiza Rent a Car SA	20,500	263,586

Magazine Luiza SA	79,500	114,098

Petroleo Brasileiro SA	66,359	492,112

Telefonica Brasil SA	18,963	214,254

TOTVS SA	28,200	215,894

Vale SA	51,745	1,041,009

Vibra Energia SA	38,150	187,701

WEG SA	37,457	274,861

Total Brazil		4,350,388

Chile – 0.4%

Banco Santander Chile	3,356,863	189,017

Empresas CMPC SA	102,561	189,893

Total Chile		378,910

China – 28.1%

A-Living Smart City Services Co. Ltd.(a)(b)	60,250	84,320

ANTA Sports Products Ltd.	46,600	585,520

AviChina Industry & Technology Co. Ltd., Class H(b)	378,000	209,963

Beijing New Building Materials PLC, Class A	18,700	89,286

BGI Genomics Co. Ltd., Class A*	6,300	80,079

BOE Technology Group Co. Ltd., Class A	200,500	136,128

Bosideng International Holdings Ltd.(b)	538,000	251,434

Brilliance China Automotive Holdings Ltd.*†	242,000	111,320

By-health Co. Ltd., Class A	25,700	86,192

BYD Co. Ltd., Class H	13,500	386,827

BYD Electronic International Co. Ltd.(b)	52,000	104,911

C&S Paper Co. Ltd., Class A	28,700	54,252

China Feihe Ltd.(a)	179,000	177,368

China Galaxy Securities Co. Ltd., Class H	371,000	207,969

China Hongqiao Group Ltd.(b)	272,500	363,964

China Lesso Group Holdings Ltd.	158,000	192,068

China Medical System Holdings Ltd.	273,000	430,168

China Meidong Auto Holdings Ltd.	60,000	229,844

China Mengniu Dairy Co. Ltd.*	114,000	614,296

China National Building Material Co. Ltd., Class H	454,000	564,645

China Northern Rare Earth Group High-Tech Co. Ltd., Class A	17,700	107,988

China Oilfield Services Ltd., Class H(b)	418,000	428,600

China Overseas Property Holdings Ltd.	360,000	428,429

China Resources Beer Holdings Co. Ltd.	52,000	319,049

China Resources Gas Group Ltd.	76,000	322,675

China Shenhua Energy Co. Ltd., Class H	169,500	543,255

China Yuhua Education Corp. Ltd.(a)	234,000	53,186

Chinasoft International Ltd.*	186,000	154,141

Chongqing Zhifei Biological Products Co. Ltd., Class A	25,500	554,339

CIFI Ever Sunshine Services Group Ltd.	104,000	140,767

CIFI Holdings Group Co. Ltd.	576,000	339,066

Contemporary Amperex Technology Co. Ltd., Class A	5,400	435,787

CSPC Pharmaceutical Group Ltd.	314,000	362,860

Daan Gene Co. Ltd., Class A	25,960	76,268

ENN Energy Holdings Ltd.	41,900	628,655

FAW Jiefang Group Co. Ltd., Class A	57,000	77,579

Focus Media Information Technology Co. Ltd., Class A	95,500	91,918

G-bits Network Technology Xiamen Co. Ltd., Class A	1,300	73,825

Gigadevice Semiconductor Beijing, Inc., Class A	5,900	131,075

Great Wall Motor Co. Ltd., Class H	127,000	203,683

Greentown Service Group Co. Ltd.	206,000	207,278

Guangdong Kinlong Hardware Products Co. Ltd., Class A	4,500	76,041

Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	6,500	75,208

Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	7,300	73,735

Guangzhou Tinci Materials Technology Co. Ltd., Class A	5,600	82,922

Guangzhou Wondfo Biotech Co. Ltd., Class A	12,500	94,654

Hangzhou Silan Microelectronics Co. Ltd., Class A	15,600	119,185

Hengli Petrochemical Co. Ltd., Class A	31,500	103,162

Huafon Chemical Co. Ltd., Class A	60,900	87,396

Inspur Electronic Information Industry Co. Ltd., Class A	19,200	82,116

Intco Medical Technology Co. Ltd., Class A	11,900	86,680

Jafron Biomedical Co. Ltd., Class A	10,700	76,507

JCET Group Co. Ltd., Class A	24,000	92,929

JD.com, Inc., Class A*	3,780	112,945

Jiangsu Hengli Hydraulic Co. Ltd., Class A	10,000	81,993

JiuGui Liquor Co. Ltd., Class A	3,100	72,225

Kingboard Holdings Ltd.	62,500	304,064

Kingfa Sci & Tech Co. Ltd., Class A	39,700	60,912

Lenovo Group Ltd.(b)	490,000	533,085

Li Ning Co. Ltd.	47,000	405,700

Longfor Group Holdings Ltd.(a)	115,000	591,784

Luzhou Laojiao Co. Ltd., Class A	4,600	134,694

Maccura Biotechnology Co. Ltd., Class A	21,000	81,346

Mango Excellent Media Co. Ltd., Class A	17,400	85,409

Muyuan Foods Co. Ltd., Class A	18,000	161,226

NanJi E-Commerce Co. Ltd., Class A	89,500	76,697

New China Life Insurance Co. Ltd., Class H	91,600	256,153

Ovctek China, Inc., Class A	9,500	54,668

PetroChina Co. Ltd., Class H	568,000	294,466

Proya Cosmetics Co. Ltd., Class A	3,100	92,066

Shaanxi Coal Industry Co. Ltd., Class A	51,200	132,676

Shandong Weigao Group Medical Polymer Co. Ltd., Class H	148,000	158,557

Shanghai Bairun Investment Holding Group Co. Ltd., Class A	9,300	52,784

Shanghai Baosight Software Co. Ltd., Class A	11,730	90,080

Shanghai M&G Stationery, Inc., Class A	8,600	66,220

See Notes to Financial Statements.

WisdomTree Trust	45

Schedule of Investments (continued)

WisdomTree Emerging Markets Quality Dividend Growth Fund (DGRE)

March 31, 2022

Investments	Shares	Value

Shanghai Zhangjiang High-Tech Park Development Co. Ltd., Class A	33,700	$72,729

Shenzhen Inovance Technology Co. Ltd., Class A	16,100	144,563

Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	32,900	173,619

Silergy Corp.	3,000	359,144

Sino Biopharmaceutical Ltd.	593,000	370,275

Sinoma Science & Technology Co. Ltd., Class A	20,500	78,408

StarPower Semiconductor Ltd., Class A	2,200	133,980

Sungrow Power Supply Co. Ltd., Class A	7,400	125,033

Sunny Optical Technology Group Co. Ltd.	27,100	436,360

Tencent Holdings Ltd.	78,800	3,765,222

Tsingtao Brewery Co. Ltd., Class H	28,000	222,744

Unigroup Guoxin Microelectronics Co. Ltd., Class A	3,700	119,216

Wanhua Chemical Group Co. Ltd., Class A	10,400	132,521

Will Semiconductor Co. Ltd., Class A	4,600	140,143

Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	72,600	268,186

Xinyi Solar Holdings Ltd.	157,547	278,022

Yadea Group Holdings Ltd.(a)	192,000	297,142

Yihai International Holding Ltd.*(b)	58,000	166,637

Zhaojin Mining Industry Co. Ltd., Class H	296,000	261,174

Zhongsheng Group Holdings Ltd.	118,700	839,694

Zijin Mining Group Co. Ltd., Class H	274,000	421,948

Total China		24,398,022

Hong Kong – 0.1%
Vinda International Holdings Ltd.(b)	50,000	113,134

Hungary – 0.2%
Richter Gedeon Nyrt	6,672	141,906

India – 20.0%

Adani Ports & Special Economic Zone Ltd.	38,975	398,211

Asian Paints Ltd.	8,051	327,241

Aurobindo Pharma Ltd.	16,932	149,388

Bajaj Finance Ltd.	6,226	596,509

Balkrishna Industries Ltd.	5,160	145,467

Berger Paints India Ltd.	20,925	193,220

Bharat Electronics Ltd.	69,307	192,807

Bharat Petroleum Corp. Ltd.	42,304	200,619

Cipla Ltd.	45,132	606,356

Dabur India Ltd.	24,458	173,070

Divi’s Laboratories Ltd.	4,087	237,429

GAIL India Ltd.	159,869	328,388

Grasim Industries Ltd.	16,367	359,415

Havells India Ltd.	17,577	267,349

HCL Technologies Ltd.	20,693	317,802

Hero MotoCorp Ltd.	4,348	131,639

Hindalco Industries Ltd.	38,297	287,828

Hindustan Petroleum Corp. Ltd.	51,699	183,769

Hindustan Unilever Ltd.	15,222	411,541

ICICI Bank Ltd.	52,521	506,184

ICICI Lombard General Insurance Co. Ltd.(a)	8,888	155,802

Indian Oil Corp. Ltd.	136,921	214,936

Indraprastha Gas Ltd.	30,231	148,871

Info Edge India Ltd.	3,430	204,123

Infosys Ltd.	52,459	1,320,111

Ipca Laboratories Ltd.	14,270	200,703

ITC Ltd.	91,144	301,488

JSW Steel Ltd.	80,640	779,688

Jubilant Foodworks Ltd.	5,802	201,874

Larsen & Toubro Infotech Ltd.(a)	2,396	194,633

Larsen & Toubro Ltd.	13,645	318,305

Lupin Ltd.	13,088	129,032

Marico Ltd.	52,111	346,398

Motherson Sumi Systems Ltd.	47,482	87,382

MRF Ltd.	151	129,572

Nestle India Ltd.	1,693	388,324

NTPC Ltd.	121,911	217,195

Oil & Natural Gas Corp. Ltd.	94,162	203,671

Page Industries Ltd.	393	223,998

Petronet LNG Ltd.	90,565	231,567

PI Industries Ltd.	4,007	149,104

Pidilite Industries Ltd.	10,841	351,133

Piramal Enterprises Ltd.	8,620	248,777

Power Grid Corp. of India Ltd.	140,306	401,430

Shree Cement Ltd.	888	281,636

Shriram Transport Finance Co. Ltd.	16,308	244,238

Sun Pharmaceutical Industries Ltd.	31,939	385,565

Tata Consultancy Services Ltd.	17,279	852,822

Tata Consumer Products Ltd.	17,633	180,903

Tata Steel Ltd.	17,868	308,242

Tech Mahindra Ltd.	32,748	648,024

Torrent Pharmaceuticals Ltd.	5,555	204,675

UltraTech Cement Ltd.	3,327	289,883

UPL Ltd.	21,854	221,958

Vedanta Ltd.	47,917	255,062

Wipro Ltd.	38,475	300,539

Total India		17,335,896

Indonesia – 1.2%

Aneka Tambang Tbk PT	1,338,800	227,444

Charoen Pokphand Indonesia Tbk PT	754,400	296,770

Kalbe Farma Tbk PT	2,449,231	274,553

Sarana Menara Nusantara Tbk PT	1,953,500	145,535

Semen Indonesia Persero Tbk PT	289,500	134,042

Total Indonesia		1,078,344

Malaysia – 1.0%

Hartalega Holdings Bhd	191,900	221,348

Kossan Rubber Industries Bhd	76,900	35,846

Sime Darby Plantation Bhd	178,400	210,868

Supermax Corp. Bhd	410,750	115,271

Telekom Malaysia Bhd	135,900	158,048

Westports Holdings Bhd	150,700	143,362

Total Malaysia		884,743

Mexico – 3.3%

America Movil SAB de CV, Series L	420,400	445,234

Arca Continental SAB de CV	32,500	220,420

Coca-Cola Femsa SAB de CV	27,800	152,689

See Notes to Financial Statements.

46	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets Quality Dividend Growth Fund (DGRE)

March 31, 2022

Investments	Shares	Value

Gruma SAB de CV, Class B	21,328	$267,536

Grupo Bimbo SAB de CV, Series A	162,315	488,850

Grupo Mexico SAB de CV, Series B	74,100	442,177

Kimberly-Clark de Mexico SAB de CV, Class A	88,482	124,146

Megacable Holdings SAB de CV, Series CPO	61,500	184,821

Orbia Advance Corp. SAB de CV	66,600	175,367

Wal-Mart de Mexico SAB de CV	76,600	314,666

Total Mexico		2,815,906

Philippines – 0.7%
International Container Terminal Services, Inc.	136,990	595,137

Poland – 0.8%

CD Projekt SA	5,227	217,923

Cyfrowy Polsat SA	17,761	118,315

Polski Koncern Naftowy Orlen SA	12,443	226,988

Polskie Gornictwo Naftowe i Gazownictwo SA	92,249	137,380

Total Poland		700,606

Russia – 0.1%

MMC Norilsk Nickel PJSC, ADR†	9,933	0

Mobile TeleSystems PJSC, ADR†	24,869	0

Novolipetsk Steel PJSC, GDR†	7,165	0

PhosAgro PJSC, GDR†(c)	8,985	0

Polymetal International PLC	14,002	56,653

Polyus PJSC, GDR†(c)	2,668	0

Severstal PAO, GDR†(c)	8,497	0

Surgutneftegas PJSC, ADR†	34,905	0

TCS Group Holding PLC, GDR*†(c)	2,248	0

Total Russia		56,653

South Africa – 4.8%

African Rainbow Minerals Ltd.(b)	14,245	278,953

Anglo American Platinum Ltd.	2,879	395,331

AngloGold Ashanti Ltd.	14,274	342,381

Capitec Bank Holdings Ltd.	1,922	307,987

Clicks Group Ltd.	10,782	228,036

Exxaro Resources Ltd.	26,522	402,082

Gold Fields Ltd.	19,779	308,681

Harmony Gold Mining Co. Ltd.	39,902	201,742

Impala Platinum Holdings Ltd.	16,421	252,880

Kumba Iron Ore Ltd.	8,433	378,220

Mr. Price Group Ltd.	12,613	186,884

Shoprite Holdings Ltd.	15,552	251,876

SPAR Group Ltd.	19,315	224,325

Tiger Brands Ltd.	11,965	132,567

Vodacom Group Ltd.	22,407	245,346

Total South Africa		4,137,291

South Korea – 10.1%

BGF Retail Co. Ltd.	1,354	194,937

Cheil Worldwide, Inc.	12,465	242,194

Fila Holdings Corp.	6,043	156,802

Green Cross Corp.	680	113,329

GS Engineering & Construction Corp.	11,988	458,928

Hankook Tire & Technology Co. Ltd.	4,021	111,634

Korea Investment Holdings Co. Ltd.	3,087	199,679

Korea Zinc Co. Ltd.	392	189,200

KT&G Corp.	2,447	162,925

Kumho Petrochemical Co. Ltd.	3,406	435,568

LG Chem Ltd.	627	275,206

LG Corp.	2,331	146,931

LG Electronics, Inc.	5,076	504,647

LG Household & Health Care Ltd.	299	211,660

LG Innotek Co. Ltd.	1,144	365,272

LG Uplus Corp.	14,045	162,229

Meritz Securities Co. Ltd.	43,157	232,867

NH Investment & Securities Co. Ltd.	14,413	135,562

Orion Corp.	1,249	91,507

POSCO Holdings, Inc.	1,173	283,560

S-1 Corp.	2,373	139,594

S-Oil Corp.	1,817	144,964

Samsung Electro-Mechanics Co. Ltd.	1,666	226,798

Samsung Electronics Co. Ltd.	54,034	3,102,815

Samsung Securities Co. Ltd.	7,657	264,699

Seegene, Inc.	4,174	175,976

Total South Korea		8,729,483

Taiwan – 18.6%

Accton Technology Corp.	26,000	201,909

Acer, Inc.(b)	218,000	227,880

Advantech Co. Ltd.	25,895	333,951

Airtac International Group	7,000	227,457

Asia Cement Corp.	177,000	300,236

ASMedia Technology, Inc.	3,000	203,654

Asustek Computer, Inc.	20,000	260,719

Chailease Holding Co. Ltd.	68,877	609,403

Delta Electronics, Inc.	31,000	290,508

Eclat Textile Co. Ltd.	15,000	249,987

Evergreen Marine Corp. Taiwan Ltd.	79,000	372,232

Feng TAY Enterprise Co. Ltd.	43,377	289,922

Fubon Financial Holding Co. Ltd.	116,000	309,722

Giant Manufacturing Co. Ltd.	18,000	163,656

Innolux Corp.	395,000	231,611

Lite-On Technology Corp.	101,000	240,061

MediaTek, Inc.	18,000	568,557

Micro-Star International Co. Ltd.	67,000	303,998

momo.com, Inc.	4,000	131,372

Nan Ya Printed Circuit Board Corp.	16,000	292,620

Nien Made Enterprise Co. Ltd.	28,000	328,848

Novatek Microelectronics Corp.(b)	42,000	625,203

Phison Electronics Corp.	13,000	215,748

Powertech Technology, Inc.	72,000	238,731

Quanta Computer, Inc.	72,000	221,894

Realtek Semiconductor Corp.	33,000	495,838

Synnex Technology International Corp.	198,000	520,371

Taiwan Cement Corp.	171,000	297,817

Taiwan Semiconductor Manufacturing Co. Ltd.	253,291	5,277,725

Unimicron Technology Corp.(b)	42,000	365,007

United Microelectronics Corp.(b)	217,000	408,984

Vanguard International Semiconductor Corp.	38,000	165,122

Walsin Technology Corp.*	60,000	297,367

Wan Hai Lines Ltd.	38,000	210,216

See Notes to Financial Statements.

WisdomTree Trust	47

Schedule of Investments (continued)

WisdomTree Emerging Markets Quality Dividend Growth Fund (DGRE)

March 31, 2022

Investments	Shares		Value

Wistron Corp.	166,000		$172,364

Wiwynn Corp.	5,000		178,001

Yuanta Financial Holding Co. Ltd.	308,000		283,797

Total Taiwan			16,112,488

Thailand – 1.1%

Carabao Group PCL, NVDR	44,000		142,917

Charoen Pokphand Foods PCL, NVDR(b)	197,900		143,440

Delta Electronics Thailand PCL, NVDR	14,000		163,369

Gulf Energy Development PCL, NVDR	122,500		188,816

Srisawad Corp. PCL, NVDR	93,100		159,600

Thai Union Group PCL, NVDR	241,900		137,501

Total Thailand			935,643

Turkey – 1.7%

Aselsan Elektronik Sanayi ve Ticaret AS	137,275		225,925

BIM Birlesik Magazalar AS	30,007		173,175

Eregli Demir ve Celik Fabrikalari TAS	98,428		217,689

Ford Otomotiv Sanayi AS	19,815		403,521

KOC Holding AS	63,834		172,600

Turkcell Iletisim Hizmetleri AS	65,104		100,046

Turkiye Sise ve Cam Fabrikalari AS	190,460		197,501

Total Turkey			1,490,457
TOTAL COMMON STOCKS (Cost: $72,904,578)			84,255,007

	Principal Amount

FOREIGN CORPORATE BOND – 0.0%

India – 0.0%

Britannia Industries Ltd. 5.50%, 6/3/24 (Cost: $2,260)	164,430	INR	2,174

	Shares

PREFERRED STOCKS – 2.9%

Brazil – 2.1%

Bradespar SA	21,800		151,758

Cia Energetica de Minas Gerais	70,500		225,656

Cia Paranaense de Energia, Class A	124,896		198,700

Gerdau SA	52,100		337,798

Itausa SA	146,009		330,306

Petroleo Brasileiro SA	77,900		548,355

Total Brazil			1,792,573

South Korea – 0.8%

LG Chem Ltd.	627		141,224

Samsung Electronics Co. Ltd.	11,314		588,080

Total South Korea			729,304
TOTAL PREFERRED STOCKS (Cost: $2,346,283)			2,521,877

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.3%

United States – 0.3%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.25%(d)
(Cost: $273,743)	273,743		273,743

TOTAL INVESTMENTS IN SECURITIES – 100.4% (Cost: $75,526,864)			87,052,801

Other Assets less Liabilities — (0.4)%			(347,621)

NET ASSETS – 100.0%			$86,705,180
*	Non-income producing security.

†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $111,320, which represents 0.13% of net assets.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)

Security, or portion thereof, was on loan at March 31, 2022 (See Note 2). At March 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $2,829,834 and the total market value of the collateral held by the Fund was $3,041,766. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $2,768,023.

(c)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(d)	Rate shown represents annualized 7-day yield as of March 31, 2022.

See Notes to Financial Statements.

48	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Emerging Markets Quality Dividend Growth Fund (DGRE)

March 31, 2022

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Assets:
Investments in Securities
Common Stocks
China	$24,286,702	$—	$111,320	*	$24,398,022
Russia	56,653	—	0	*	56,653
Other	59,800,332	—	—		59,800,332
Foreign Corporate Bond	—	2,174	—		2,174
Preferred Stocks	2,521,877	—	—		2,521,877
Investment of Cash Collateral for Securities Loaned	—	273,743	—		273,743
Total Investments in Securities	$86,665,564	$275,917	$111,320		$87,052,801
*	Securities are being fair valued using significant unobservable inputs by the Pricing Committee.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks

	China	Russia
Balance as of March 31, 2021	$—	$—
Realized gain (loss)	—	1,521
Change in unrealized appreciation (depreciation)	(115,912)	(1,849,297)
Purchase	—	1,516,893
Sales	—	(23,646)
Transfers into Level 3(1)	227,232	354,529
Transfers out of Level 3	—	—
Balance as of March 31, 2022	$111,320	$0
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2022 is :		$(1,965,209)
(1)	Transferred into Level 3 because of la lack of observable market data, resulting from a decrease in market activity for the securities.

See Notes to Financial Statements.

WisdomTree Trust	49

Schedule of Investments

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2022

Investments	Shares	Value

COMMON STOCKS – 98.8%

Brazil – 7.6%

Aliansce Sonae Shopping Centers SA	314,827	$1,533,075

Alupar Investimento SA	920,368	5,343,691

Arezzo Industria e Comercio SA	102,144	1,938,435

BR Properties SA	978,596	1,830,768

BrasilAgro – Co. Brasileira de Propriedades Agricolas	450,388	3,019,679

Camil Alimentos SA	1,115,101	2,264,486

Cia Brasileira de Distribuicao	1,661,302	8,442,943

Cia de Locacao das Americas	687,036	3,926,788

Cia de Saneamento de Minas Gerais-COPASA	1,040,957	3,003,298

Cia de Saneamento do Parana	3,643,242	7,513,390

Cury Construtora e Incorporadora SA	976,147	1,555,032

Cyrela Brazil Realty SA Empreendimentos e Participacoes	4,504,362	16,578,729

Dexco SA	718,678	2,220,182

EDP – Energias do Brasil SA	2,738,164	13,552,672

Ez Tec Empreendimentos e Participacoes SA	121,599	479,799

Fleury SA	1,067,098	3,595,206

Fras-Le SA	357,230	1,074,257

Grendene SA	2,564,157	5,390,614

Guararapes Confeccoes SA	360,790	875,411

Iguatemi SA*	173,070	744,806

Industrias Romi SA	454,115	1,334,072

Irani Papel e Embalagem SA	691,411	989,403

JHSF Participacoes SA	2,052,677	2,838,011

Kepler Weber SA	123,521	1,411,461

Light SA	1,354,074	2,949,245

M. Dias Branco SA	164,232	850,891

Mahle-Metal Leve SA	179,678	969,863

Minerva SA	2,910,201	7,753,269

Movida Participacoes SA	455,673	1,675,230

MPM Corporeos SA	336,755	389,767

Multiplan Empreendimentos Imobiliarios SA	887,426	4,571,637

Odontoprev SA	2,149,866	5,673,317

Portobello SA	668,928	1,396,430

Positivo Tecnologia SA	398,735	776,165

Sao Martinho SA	870,705	8,128,131

SIMPAR SA	263,813	651,767

SLC Agricola SA	473,162	4,958,694

Sul America SA	1,827,882	13,224,589

SYN prop e tech SA	806,647	1,198,440

Transmissora Alianca de Energia Eletrica SA	4,794,887	44,538,834

Unipar Carbocloro SA	87,386	1,831,595

Wiz Solucoes e Corretagem de Seguros SA	580,411	1,056,525

YDUQS Participacoes SA	590,738	2,603,153

Total Brazil		196,653,750

Chile – 1.1%

CAP SA	1,250,300	19,383,880

Empresa Nacional de Telecomunicaciones SA	692,493	3,026,316

SMU SA	12,890,727	1,474,303

SONDA SA	1,674,302	667,572

Vina Concha y Toro SA	2,715,305	4,379,407

Total Chile		28,931,478

China – 14.1%

Anhui Guangxin Agrochemical Co. Ltd., Class A	140,900	708,040

Aoyuan Healthy Life Group Co. Ltd.*(a)	2,448,000	581,413

Asiainfo Technologies Ltd.(a)(b)	1,530,400	2,696,775

Ausnutria Dairy Corp. Ltd.*(a)	2,384,000	2,319,647

BAIC Motor Corp. Ltd., Class H(b)	7,294,500	2,449,694

Bank of Chongqing Co. Ltd., Class A	1,225,100	1,760,040

Bank of Chongqing Co. Ltd., Class H(a)	3,302,500	2,036,810

Beijing Jingneng Clean Energy Co. Ltd., Class H	7,430,000	1,688,766

Beijing Tong Ren Tang Chinese Medicine Co. Ltd.(a)	857,000	1,188,424

Biem.L.Fdlkk Garment Co. Ltd., Class A	172,600	642,210

Binjiang Service Group Co. Ltd.	625,500	1,769,138

Bluefocus Intelligent Communications Group Co. Ltd., Class A	1,723,200	2,272,047

Bright Dairy & Food Co. Ltd., Class A	413,800	745,715

C&D International Investment Group Ltd.(a)	3,931,302	8,584,067

Cabbeen Fashion Ltd.	1,329,000	461,588

Central China New Life Ltd.*(a)	3,325,000	1,846,892

Chengdu Wintrue Holding Co. Ltd., Class A	344,100	732,854

Chengdu Xingrong Environment Co. Ltd., Class A	1,353,700	1,059,827

China Automotive Engineering Research Institute Co. Ltd., Class A	432,700	984,261

China Bohai Bank Co. Ltd., Class H(a)(b)	12,536,000	2,080,956

China Communications Services Corp. Ltd., Class H	12,992,000	5,889,317

China Datang Corp. Renewable Power Co. Ltd., Class H(a)	2,767,000	1,148,294

China East Education Holdings Ltd.(a)(b)	1,279,000	746,358

China Everbright Greentech Ltd.(a)(b)	2,449,000	709,864

China Foods Ltd.	4,266,000	1,476,219

China Hanking Holdings Ltd.	8,058,000	1,563,981

China Harmony Auto Holding Ltd.	2,325,500	1,184,813

China Kepei Education Group Ltd.	1,364,000	384,917

China Modern Dairy Holdings Ltd.(a)	8,635,000	1,400,318

China New Higher Education Group Ltd.(a)(b)	2,507,000	800,304

China Nonferrous Mining Corp. Ltd.	6,239,000	3,138,859

China Reinsurance Group Corp., Class H	53,391,000	4,908,640

China Renaissance Holdings Ltd.*(a)(b)	648,500	802,406

China Risun Group Ltd., Class H(a)	8,987,000	4,762,373

China South City Holdings Ltd.(a)	18,510,000	1,630,858

China South Publishing & Media Group Co. Ltd., Class A	3,230,300	4,824,001

China Tianbao Group Development Co. Ltd.*	284,000	113,870

China Water Affairs Group Ltd.(a)	4,102,000	4,494,108

China World Trade Center Co. Ltd., Class A	368,600	940,647

China XLX Fertiliser Ltd.	875,000	850,263

China Yuhua Education Corp. Ltd.(a)(b)	10,268,000	2,333,815

CIMC Enric Holdings Ltd.(a)	1,584,000	1,972,061

See Notes to Financial Statements.

50	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2022

Investments	Shares	Value

CITIC Telecom International Holdings Ltd.	17,498,000	$6,434,895

CMGE Technology Group Ltd.*(a)	5,120,000	1,490,615

Consun Pharmaceutical Group Ltd.	4,493,000	2,191,595

CTS International Logistics Corp. Ltd., Class A	817,800	1,507,264

DaFa Properties Group Ltd.(a)	833,000	412,703

Datang Group Holdings Ltd.(a)	2,093,000	1,031,614

Dexin China Holdings Co. Ltd.*(a)	6,620,000	2,535,945

Dynagreen Environmental Protection Group Co. Ltd., Class H	2,433,000	1,118,421

E-Star Commercial Management Co. Ltd.	1,137,000	389,095

Edvantage Group Holdings Ltd.	1,306,000	473,611

EEKA Fashion Holdings Ltd.(a)	1,036,000	1,732,972

Excellence Commercial Property & Facilities Management Group Ltd.	3,958,000	2,011,497

Fangda Special Steel Technology Co. Ltd., Class A	7,155,777	9,716,734

Fire Rock Holdings Ltd.(a)	1,664,000	118,988

Fu Shou Yuan International Group Ltd.	3,471,000	2,561,787

Fufeng Group Ltd.*	5,660,000	2,247,695

Fulu Holdings Ltd.(a)	1,096,000	925,066

Ganglong China Property Group Ltd.(a)	2,911,000	1,717,294

Gansu Shangfeng Cement Co. Ltd., Class A	862,700	2,969,392

Genertec Universal Medical Group Co. Ltd.(b)	6,018,500	3,965,506

Greenland Hong Kong Holdings Ltd.	11,782,000	2,662,888

Greentown Management Holdings Co. Ltd.(b)	4,388,000	3,759,670

Guangdong Baolihua New Energy Stock Co. Ltd., Class A	4,577,105	3,489,735

Guangdong Xinbao Electrical Appliances Holdings Co. Ltd., Class A	591,500	1,554,200

Guizhou Panjiang Refined Coal Co. Ltd., Class A	982,800	1,332,983

Hainan Strait Shipping Co. Ltd., Class A	770,300	647,974

Hangcha Group Co. Ltd., Class A	469,980	989,845

Hangzhou Binjiang Real Estate Group Co. Ltd., Class A	3,195,000	3,452,639

Health & Happiness H&H International Holdings Ltd.	989,500	1,392,381

Hisense Home Appliances Group Co. Ltd., Class H(a)	1,988,000	1,893,720

Huapont Life Sciences Co. Ltd., Class A	2,257,200	2,179,650

Hubei Jumpcan Pharmaceutical Co. Ltd., Class A	831,900	3,450,470

Huijing Holdings Co. Ltd.(a)	3,816,000	916,066

JH Educational Technology, Inc.*(a)	5,928,000	2,513,083

Jiangsu Provincial Agricultural Reclamation and Development Corp.	603,400	1,334,531

Jiangsu Shagang Co. Ltd., Class A	1,363,200	1,215,436

Jiangsu Zhongnan Construction Group Co. Ltd., Class A	11,639,400	8,030,839

Jiayuan International Group Ltd.(a)	12,916,000	2,589,335

Jiayuan Services Holdings Ltd.	1,585,000	688,127

Jingrui Holdings Ltd.(a)	9,077,000	1,924,026

Jinlei Technology Co. Ltd., Class A*	98,000	519,170

Jinneng Science & Technology Co. Ltd., Class A	420,100	822,584

JNBY Design Ltd.	2,892,500	3,460,776

Kaisa Prosperity Holdings Ltd.*	322,000	337,567

Kehua Data Co. Ltd., Class A	130,700	527,280

KingClean Electric Co. Ltd., Class A	376,782	1,242,269

KWG Living Group Holdings Ltd.	1,824,000	680,093

Lao Feng Xiang Co. Ltd., Class A	171,800	1,149,375

Legend Holdings Corp., Class H(b)	2,347,500	2,955,583

Liuzhou Iron & Steel Co. Ltd., Class A	1,838,400	1,447,992

Lonking Holdings Ltd.	30,814,000	8,420,201

Maccura Biotechnology Co. Ltd., Class A	391,300	1,515,740

NanJi E-Commerce Co. Ltd., Class A	2,689,700	2,304,937

Nantong Jianghai Capacitor Co. Ltd., Class A	112,900	381,663

NetDragon Websoft Holdings Ltd.	1,070,500	2,241,770

Newland Digital Technology Co. Ltd., Class A	910,700	2,415,871

Opple Lighting Co. Ltd., Class A	204,000	589,688

People.cn Co. Ltd., Class A	579,400	1,003,985

Poly Property Group Co. Ltd.	16,399,000	4,146,132

Poly Property Services Co. Ltd., Class H(a)	172,200	1,246,743

Powerlong Commercial Management Holdings Ltd.(a)	260,500	207,232

Prinx Chengshan Holdings Ltd.(a)	1,301,500	1,236,453

Pujiang International Group Ltd.	1,218,000	455,696

Q Technology Group Co. Ltd.(a)	400,000	309,523

Qinhuangdao Port Co. Ltd., Class A	1,816,000	792,413

Radiance Holdings Group Co. Ltd.(a)	6,133,000	3,445,770

Redco Properties Group Ltd.(a)(b)	2,970,000	921,559

Redsun Properties Group Ltd.(a)	6,754,000	2,250,931

S-Enjoy Service Group Co. Ltd.*(a)	444,000	535,766

Sanquan Food Co. Ltd., Class A	590,068	1,396,138

Shandong Bohui Paper Industrial Co. Ltd., Class A	449,800	634,160

Shandong Chenming Paper Holdings Ltd., Class A	1,076,800	1,085,604

Shandong Chenming Paper Holdings Ltd., Class H(a)	3,087,500	1,226,106

Shanghai Chinafortune Co. Ltd., Class A	366,200	710,698

Shanghai Environment Group Co. Ltd., Class A	330,300	552,573

Shanghai Flyco Electrical Appliance Co. Ltd., Class A	91,500	726,454

Shanghai Industrial Holdings Ltd.	4,107,000	6,167,265

Shanghai Liangxin Electrical Co. Ltd., Class A	720,700	1,369,172

Shanying International Holding Co. Ltd., Class A	2,107,500	1,002,607

Shenzhen Expressway Corp. Ltd., Class A	828,492	1,254,203

Shenzhen Expressway Corp. Ltd., Class H	8,426,000	8,876,382

Shenzhen Huaqiang Industry Co. Ltd., Class A	371,700	738,353

Shenzhen Jinjia Group Co. Ltd., Class A	1,592,385	3,464,160

Shenzhen Megmeet Electrical Co. Ltd., Class A	111,300	405,534

Shinsun Holdings Group Co. Ltd.*(a)	8,657,000	784,849

Shougang Fushan Resources Group Ltd.	28,008,412	11,015,388

Shui On Land Ltd.	22,952,500	3,516,996

Simcere Pharmaceutical Group Ltd.(b)	1,711,000	2,311,513

Sinic Holdings Group Co. Ltd., Class H*†	3,669,000	117,125

See Notes to Financial Statements.

WisdomTree Trust	51

Schedule of Investments (continued)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2022

Investments	Shares	Value

Sino-Ocean Group Holding Ltd.	36,198,000	$7,719,011

Sino-Ocean Service Holding Ltd.(b)	1,104,000	538,509

Sinopec Engineering Group Co. Ltd., Class H	14,970,500	7,646,398

Sinopec Kantons Holdings Ltd.	8,500,000	2,952,218

Sinosoft Co. Ltd., Class A	389,100	1,593,642

Skyfame Realty Holdings Ltd.	19,968,000	1,784,815

Sunkwan Properties Group Ltd.*(a)	1,722,000	393,592

Suofeiya Home Collection Co. Ltd., Class A	1,155,600	3,502,425

Suzhou Gold Mantis Construction Decoration Co. Ltd., Class A	2,664,300	2,295,761

SY Holdings Group Ltd.(a)	13,000	9,794

TangShan Port Group Co. Ltd., Class A	11,119,500	5,219,847

Tian Lun Gas Holdings Ltd.(a)	3,681,000	2,613,372

Tiangong International Co. Ltd.(a)	3,362,000	1,373,752

Tianjin ZhongXin Pharmaceutical Group Corp. Ltd., Class A	218,500	916,598

Tianli Education International Holdings Ltd.(a)	12,123,000	1,191,959

Times Neighborhood Holdings Ltd.(a)	2,246,000	665,363

Tong Ren Tang Technologies Co. Ltd., Class H	2,287,888	1,954,436

Tongling Jingda Special Magnet Wire Co. Ltd., Class A	826,300	679,461

Tongyu Heavy Industry Co. Ltd., Class A	2,371,100	1,101,864

Valiant Co. Ltd., Class A	378,000	1,077,176

Vesync Co. Ltd.	19,000	13,004

Wasu Media Holding Co. Ltd., Class A	753,700	961,700

Wuxi Taiji Industry Co. Ltd., Class A	1,740,700	1,971,556

Xiabuxiabu Catering Management China Holdings Co. Ltd.*(b)	904,000	457,114

Xiamen ITG Group Corp. Ltd., Class A	3,542,400	4,319,115

Xiamen Xiangyu Co. Ltd., Class A	2,316,400	3,211,090

Xinjiang Tianshan Cement Co. Ltd., Class A	1,054,800	2,189,988

Xinte Energy Co. Ltd., Class H(a)	188,800	465,286

Yangtze Optical Fibre and Cable Joint Stock Ltd. Co., Class H(a)(b)	461,000	635,748

Yuexiu Transport Infrastructure Ltd.	9,320,000	6,295,528

Zhaojin Mining Industry Co. Ltd., Class H(a)	1,721,000	1,518,516

Zhejiang Expressway Co. Ltd., Class H(a)	11,610,000	9,754,808

Zhejiang Jiahua Energy Chemical Industry Co. Ltd., Class A	1,925,700	3,048,674

Zhejiang JIULI Hi-tech Metals Co. Ltd., Class A	884,800	2,053,072

Zhejiang Medicine Co. Ltd., Class A	533,200	1,311,981

Zhejiang Wanliyang Co. Ltd., Class A	1,283,300	1,534,356

Zhengzhou Coal Mining Machinery Group Co. Ltd., Class H(a)	971,200	1,077,678

Zhenro Properties Group Ltd.(a)	9,389,000	731,324

Zhenro Services Group Ltd.(a)	1,217,000	149,184

Zhongliang Holdings Group Co. Ltd.(a)	8,325,500	2,296,279

Zhongshan Broad Ocean Motor Co. Ltd., Class A	2,164,500	2,069,677

Zhongshan Public Utilities Group Co. Ltd., Class A	1,306,702	1,659,082

Zhou Hei Ya International Holdings Co. Ltd.*(a)(b)	1,028,500	567,347

Total China		362,697,879

Hong Kong – 0.5%

Canvest Environmental Protection Group Co. Ltd.	2,183,000	964,474

Concord New Energy Group Ltd.	28,720,000	2,677,120

Digital China Holdings Ltd.	4,120,000	2,004,393

Huisen Household International Group Ltd.(a)	3,804,000	398,304

IMAX China Holding, Inc.(b)	745,600	894,941

IVD Medical Holding Ltd.	2,062,000	737,237

Modern Dental Group Ltd.	656,000	250,458

Nissin Foods Co. Ltd.(a)	659,000	461,975

Perfect Medical Health Management Ltd.(a)	6,086,000	3,769,071

VPower Group International Holdings Ltd., Class H(a)(b)	2,005,000	248,340

Wasion Holdings Ltd.	4,468,000	1,608,877

Total Hong Kong		14,015,190

Hungary – 0.1%

Magyar Telekom Telecommunications PLC	1,160,945	1,421,025

India – 7.4%

Aegis Logistics Ltd.	316,474	858,479

AIA Engineering Ltd.	28,077	601,261

Ajanta Pharma Ltd.	35,509	848,537

Alembic Pharmaceuticals Ltd.	134,748	1,318,761

Amara Raja Batteries Ltd.	176,284	1,247,888

Angel One Ltd.	37,291	756,278

Apollo Tyres Ltd.	573,698	1,446,075

Avanti Feeds Ltd.	80,741	439,374

Bajaj Consumer Care Ltd.	477,085	1,028,149

Balmer Lawrie & Co. Ltd.	667,698	993,066

Balrampur Chini Mills Ltd.	169,062	1,091,903

Bharat Dynamics Ltd.	104,728	759,183

Birla Corp. Ltd.	27,852	434,532

Birlasoft Ltd.	312,361	1,875,403

Blue Star Ltd.	96,420	1,338,682

Carborundum Universal Ltd.	37,567	395,501

Care Ratings Ltd.	137,703	927,621

Castrol India Ltd.	3,246,907	4,325,639

CCL Products India Ltd.	155,133	826,489

Ceat Ltd.	50,421	620,256

CESC Ltd.	6,266,177	6,272,379

Chambal Fertilisers and Chemicals Ltd.	668,046	3,721,309

Cochin Shipyard Ltd.(b)	210,025	815,432

Computer Age Management Services Ltd.	32,305	987,312

Cosmo Films Ltd.	54,329	1,242,738

CRISIL Ltd.	61,305	2,668,416

Cyient Ltd.	177,704	2,175,716

DB Corp. Ltd.	505,531	567,743

DCM Shriram Ltd.	88,393	1,318,283

Deepak Fertilisers & Petrochemicals Corp. Ltd.	143,847	1,065,635

Edelweiss Financial Services Ltd.	1,232,264	954,588

Emami Ltd.	555,957	3,280,715

Endurance Technologies Ltd.(b)	24,390	352,388

Engineers India Ltd.	1,589,552	1,343,594

EPL Ltd.	227,071	580,151

See Notes to Financial Statements.

52	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2022

Investments	Shares	Value

Equitas Holdings Ltd.	527,713	$741,688

Eris Lifesciences Ltd.(b)	99,729	906,412

Exide Industries Ltd.	659,099	1,314,284

Federal Bank Ltd.	1,443,325	1,855,227

Finolex Cables Ltd.	231,399	1,153,254

Finolex Industries Ltd.	548,940	1,120,337

Firstsource Solutions Ltd.	971,588	1,603,393

Galaxy Surfactants Ltd.	6,114	231,118

Gateway Distriparks Ltd.*	1,583,576	1,393,923

Geojit Financial Services Ltd.	689,275	568,521

GHCL Ltd.	180,871	1,306,974

Glenmark Pharmaceuticals Ltd.	108,265	631,516

Godawari Power and Ispat Ltd.	140,572	716,913

Godfrey Phillips India Ltd.	61,022	813,036

Godrej Agrovet Ltd.(b)	60,852	355,074

Graphite India Ltd.	65,426	434,173

Great Eastern Shipping Co. Ltd.	447,895	2,041,314

Grindwell Norton Ltd.	42,168	1,001,653

Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	259,000	2,886,342

Gujarat Pipavav Port Ltd.	1,494,895	1,507,225

Gujarat State Fertilizers & Chemicals Ltd.	827,100	1,768,810

Gujarat State Petronet Ltd.	428,107	1,463,558

Gulf Oil Lubricants India Ltd.	75,635	421,769

HeidelbergCement India Ltd.	479,145	1,198,890

Hinduja Global Solutions Ltd.	11,044	149,201

Housing & Urban Development Corp. Ltd.	2,113,972	913,660

ICICI Securities Ltd.(b)	386,439	3,168,264

IIFL Finance Ltd.	209,131	788,226

IIFL Wealth Management Ltd.	178,671	3,935,124

Indiabulls Housing Finance Ltd.	1,742,065	3,627,817

Indian Bank	322,195	654,382

Indian Energy Exchange Ltd.(b)	484,135	1,435,634

IRCON International Ltd.(b)	2,676,495	1,405,800

JB Chemicals & Pharmaceuticals Ltd.	70,519	1,465,660

Jindal Saw Ltd.	507,109	602,976

JK Lakshmi Cement Ltd.	51,575	323,199

JK Paper Ltd.	365,103	1,464,508

JK Tyre & Industries Ltd.	236,267	365,898

Jubilant Pharmova Ltd.	94,658	484,876

Jyothy Labs Ltd.	276,869	538,757

Kajaria Ceramics Ltd.	109,479	1,472,675

Kalpataru Power Transmission Ltd.	253,417	1,226,535

KEC International Ltd.	160,102	800,668

Kirloskar Ferrous Industries Ltd.	227,519	644,349

Kirloskar Oil Engines Ltd.	172,701	300,731

KPIT Technologies Ltd.	32,779	260,004

LIC Housing Finance Ltd.	1,170,859	5,546,418

Mahanagar Gas Ltd.	216,927	2,230,247

Manappuram Finance Ltd.	915,524	1,371,927

Mazagon Dock Shipbuilders Ltd.	112,999	357,451

Metropolis Healthcare Ltd.(b)	21,953	589,783

Mindspace Business Parks REIT(b)	1,695,248	7,752,837

Motilal Oswal Financial Services Ltd.	73,789	847,149

Multi Commodity Exchange of India Ltd.	47,273	883,043

Natco Pharma Ltd.	97,460	972,542

National Aluminium Co. Ltd.	5,838,153	9,384,191

Navin Fluorine International Ltd.	19,932	1,073,790

NBCC India Ltd.	889,143	425,944

NCC Ltd.	487,012	376,306

NIIT Ltd.	282,271	2,315,907

NLC India Ltd.	1,049,570	866,389

Orient Cement Ltd.	254,166	477,305

Orient Electric Ltd.	23,808	100,935

PCBL Ltd.	394,072	1,189,367

Polyplex Corp. Ltd.	109,439	3,502,192

Praj Industries Ltd.	135,050	710,138

Prestige Estates Projects Ltd.	120,463	785,017

PTC India Ltd.	2,442,471	2,651,181

Quess Corp. Ltd.(b)	59,072	513,776

Rail Vikas Nigam Ltd.	6,853,983	2,957,773

Railtel Corp. of India Ltd.	329,881	366,123

Rallis India Ltd.	198,543	623,730

Ramco Cements Ltd.	53,081	538,025

Rashtriya Chemicals & Fertilizers Ltd.	918,181	1,083,884

Ratnamani Metals & Tubes Ltd.	15,486	529,998

Redington India Ltd.	2,506,327	4,794,353

Sanofi India Ltd.	27,102	2,682,284

Sasken Technologies Ltd.	28,451	344,416

Shriram City Union Finance Ltd.	31,271	670,237

SJVN Ltd.	7,661,024	2,775,257

SKF India Ltd.	16,073	749,699

Sonata Software Ltd.	190,409	1,857,980

Sterlite Technologies Ltd.	248,390	735,746

Subex Ltd.	1,036,943	439,957

Sudarshan Chemical Industries	79,280	545,047

Sundram Fasteners Ltd.	144,587	1,716,917

Supreme Petrochem Ltd.	130,932	1,599,262

Suven Pharmaceuticals Ltd.	76,530	624,612

Swaraj Engines Ltd.	44,515	768,020

Tata Chemicals Ltd.	226,644	2,914,293

Techno Electric & Engineering Co. Ltd.	263,389	861,163

Thermax Ltd.	73,915	1,891,453

Thyrocare Technologies Ltd.(b)	76,122	778,850

Torrent Power Ltd.	442,747	2,873,839

Trident Ltd.	2,247,675	1,582,494

UTI Asset Management Co. Ltd.	92,938	1,219,876

V-Guard Industries Ltd.	81,354	231,688

Vaibhav Global Ltd.	61,851	305,235

Vardhman Textiles Ltd.	142,940	822,459

Welspun Corp. Ltd.	647,611	1,430,684

Yes Bank Ltd.*(c)	5,997,912	973,597

Zensar Technologies Ltd.	107,477	520,471

Total India		190,677,081

Indonesia – 1.3%

Ace Hardware Indonesia Tbk PT	20,569,600	1,467,978

AKR Corporindo Tbk PT	46,812,325	2,966,003

Astra Agro Lestari Tbk PT	1,380,600	1,206,373

See Notes to Financial Statements.

WisdomTree Trust	53

Schedule of Investments (continued)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2022

Investments	Shares	Value

Bank BTPN Syariah Tbk PT	2,617,500	$601,410

Bank Danamon Indonesia Tbk PT	3,432,700	583,171

Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	19,257,528	2,044,751

Bank Pembangunan Daerah Jawa Timur Tbk PT	36,209,400	1,991,675

BFI Finance Indonesia Tbk PT	27,255,800	2,429,063

Bukit Asam Tbk PT	12,404,600	2,841,506

Ciputra Development Tbk PT	10,386,000	752,059

Erajaya Swasembada Tbk PT	22,708,000	917,016

Indo Tambangraya Megah Tbk PT	1,223,300	2,431,695

Industri Jamu Dan Farmasi Sido Muncul Tbk PT	46,092,870	3,273,436

Japfa Comfeed Indonesia Tbk PT	14,229,400	1,634,709

Link Net Tbk PT	2,570,200	767,705

Media Nusantara Citra Tbk PT	13,343,000	924,371

Medikaloka Hermina Tbk PT	3,628,800	296,873

Mitra Keluarga Karyasehat Tbk PT	11,869,700	1,793,368

Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	6,696,700	659,762

Puradelta Lestari Tbk PT	156,575,500	2,016,812

Sawit Sumbermas Sarana Tbk PT	19,240,400	1,426,703

Total Indonesia		33,026,439

Malaysia – 3.5%

Aeon Co. M Bhd	2,762,500	1,038,052

Ann Joo Resources Bhd	937,800	388,078

Astro Malaysia Holdings Bhd	19,369,700	5,067,286

Bank Islam Malaysia Bhd	3,799,000	2,665,331

Bermaz Auto Bhd	3,665,500	1,560,436

British American Tobacco Malaysia Bhd	1,029,100	3,044,653

Bursa Malaysia Bhd	6,816,850	11,462,068

Carlsberg Brewery Malaysia Bhd	522,400	2,698,502

DRB-Hicom Bhd	655,800	229,271

Dufu Technology Corp. Bhd	561,000	386,920

Duopharma Biotech Bhd	2,270,333	804,518

Eco World Development Group Bhd	10,247,200	2,412,683

FGV Holdings Bhd	2,574,100	1,212,133

Fraser & Neave Holdings Bhd	420,000	2,097,628

Frontken Corp. Bhd	1,418,700	1,022,335

Genting Plantations Bhd	617,400	1,255,430

Globetronics Technology Bhd	2,832,633	1,023,985

Heineken Malaysia Bhd	458,500	2,451,294

Hextar Global Bhd	1,422,400	537,872

IJM Corp. Bhd	11,001,700	4,369,544

Inari Amertron Bhd	13,583,675	9,917,803

Kossan Rubber Industries Bhd	20,029,900	9,336,727

KPJ Healthcare Bhd	3,058,900	734,762

Lotte Chemical Titan Holding Bhd(b)	1,316,300	698,103

Malaysia Building Society Bhd	13,637,428	1,946,003

Malaysian Pacific Industries Bhd	96,300	833,657

Malaysian Resources Corp. Bhd	8,491,000	737,075

Mega First Corp. Bhd	2,126,200	1,881,078

My EG Services Bhd	6,774,896	1,643,473

Scientex Bhd	2,644,800	2,553,752

SKP Resources Bhd	2,554,025	856,454

Sunway Bhd	3,200,900	1,332,202

Supermax Corp. Bhd	3,981,126	1,117,243

Syarikat Takaful Malaysia Keluarga Bhd	804,700	694,705

TIME dotCom Bhd	4,742,800	4,850,238

Uchi Technologies Bhd	2,942,500	2,113,407

UMW Holdings Bhd	787,700	616,335

Unisem M Bhd	480,700	358,974

ViTrox Corp. Bhd	177,600	346,351

VS Industry Bhd	6,313,150	1,546,476

Yinson Holdings Bhd	936,500	1,069,077

Total Malaysia		90,911,914

Mexico – 3.5%

Alpek SAB de CV(a)	4,119,496	5,596,086

Banco del Bajio SA(b)	7,005,656	19,184,579

Bolsa Mexicana de Valores SAB de CV	4,206,570	8,872,146

Corp. Inmobiliaria Vesta SAB de CV	6,345,290	12,103,843

GCC SAB de CV(a)	357,118	2,568,162

Grupo Comercial Chedraui SA de CV	416,748	1,069,142

Grupo Rotoplas SAB de CV*(a)	560,657	712,418

Industrias Bachoco SAB de CV, Series B(a)	825,161	3,215,902

Megacable Holdings SAB de CV, Series CPO	4,567,449	13,726,167

Promotora y Operadora de Infraestructura SAB de CV	539,255	4,261,147

Qualitas Controladora SAB de CV(a)	1,725,819	9,864,914

Regional SAB de CV(a)	1,155,824	8,101,548

Total Mexico		89,276,054

Philippines – 1.3%

Alliance Global Group, Inc.	2,177,600	526,883

Century Pacific Food, Inc.	3,040,800	1,380,980

D&L Industries, Inc.	6,226,100	961,379

DMCI Holdings, Inc.	36,575,200	6,382,724

First Gen Corp.	2,547,200	1,299,567

GT Capital Holdings, Inc.	61,330	654,250

LT Group, Inc.	23,178,400	3,986,622

Megaworld Corp.	21,593,000	1,256,062

Metro Pacific Investments Corp.	30,536,000	2,242,474

Nickel Asia Corp.	14,662,500	2,221,548

Puregold Price Club, Inc.	1,308,600	904,096

Robinsons Land Corp.	7,403,926	2,933,239

Robinsons Retail Holdings, Inc.	673,700	723,239

Security Bank Corp.	1,120,520	2,360,357

Semirara Mining & Power Corp.	9,232,600	5,477,646

Wilcon Depot, Inc.	1,554,400	811,070

Total Philippines		34,122,136

Poland – 0.6%

Asseco Poland SA	268,364	5,193,726

Bank Handlowy w Warszawie SA	147,538	2,265,866

Ciech SA	226,355	2,346,520

LiveChat Software SA	61,235	1,504,701

TEN Square Games SA	13,500	635,599

Warsaw Stock Exchange	237,554	2,331,504

Total Poland		14,277,916

See Notes to Financial Statements.

54	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2022

Investments	Shares	Value

South Africa – 9.6%

Adcock Ingram Holdings Ltd.(a)	608,755	$2,180,895

Advtech Ltd.	2,778,664	3,405,705

AECI Ltd.	738,876	5,889,771

African Rainbow Minerals Ltd.(a)	1,430,045	28,003,927

Afrimat Ltd.	571,408	2,717,732

Astral Foods Ltd.	288,987	3,002,696

AVI Ltd.	3,228,848	15,931,561

Cashbuild Ltd.(a)	203,783	3,840,534

Coronation Fund Managers Ltd.	2,130,637	6,758,257

DataTec Ltd.	691,080	1,923,437

Dis-Chem Pharmacies Ltd.(b)	687,697	1,794,013

DRDGOLD Ltd.	3,318,445	3,133,929

Equites Property Fund Ltd.	6,591,758	10,348,327

Harmony Gold Mining Co. Ltd.	1,751,894	8,857,480

Investec Ltd.	1,624,761	10,842,118

Italtile Ltd.	2,516,835	2,871,216

JSE Ltd.	718,026	5,491,148

KAP Industrial Holdings Ltd.	10,362,796	3,460,766

Metair Investments Ltd.	920,606	1,890,038

Momentum Metropolitan Holdings(a)	2,653,972	3,143,901

Motus Holdings Ltd.	1,269,695	9,320,799

Oceana Group Ltd.(a)	667,402	2,603,382

Omnia Holdings Ltd.	986,129	5,074,895

Pick n Pay Stores Ltd.	1,362,691	5,013,397

PSG Group Ltd.*	863,172	5,659,573

Raubex Group Ltd.	589,418	1,591,277

Resilient REIT Ltd.(a)	2,709,396	11,304,833

Royal Bafokeng Platinum Ltd.(a)	2,124,051	23,475,397

Santam Ltd.(a)	141,548	2,799,478

SPAR Group Ltd.	1,774,010	20,603,404

Tiger Brands Ltd.	1,046,394	11,593,580

Transaction Capital Ltd.	380,655	1,288,170

Truworths International Ltd.	4,911,375	19,611,889

Wilson Bayly Holmes-Ovcon Ltd.	190,290	1,054,034

Total South Africa		246,481,559

South Korea – 11.4%

Aekyung Chemical Co. Ltd.	57,132	494,935

AfreecaTV Co. Ltd.	8,335	1,017,763

Ahnlab, Inc.(a)	12,133	1,239,277

APTC Co. Ltd.	62,792	1,214,861

BGF Retail Co. Ltd.	17,332	2,495,305

BH Co. Ltd.	48,549	977,349

Binggrae Co. Ltd.	16,623	740,598

BNK Financial Group, Inc.	1,385,902	9,101,753

Caregen Co. Ltd.(a)	14,246	1,180,065

Cheil Worldwide, Inc.	505,022	9,812,523

Chong Kun Dang Pharmaceutical Corp.	6,989	567,400

CJ Corp.	39,085	2,721,648

CS Wind Corp.(a)	18,865	986,792

Cuckoo Holdings Co. Ltd.	32,911	481,969

Dae Won Kang Up Co. Ltd.	183,263	484,599

Daeduck Electronics Co. Ltd.	78,449	1,838,168

Daesang Corp.	62,724	1,205,783

Daesang Holdings Co. Ltd.	40,184	305,678

Daishin Securities Co. Ltd.	363,185	5,333,685

Danawa Co. Ltd.*(a)	30,725	613,461

DB Financial Investment Co. Ltd.	240,971	1,330,057

DB HiTek Co. Ltd.(a)	47,343	2,925,614

DGB Financial Group, Inc.	860,703	6,632,537

Digital Daesung Co. Ltd.	162,280	1,218,389

DL Holdings Co. Ltd.(a)	28,693	1,448,795

Dohwa Engineering Co. Ltd.	66,304	433,256

DongKook Pharmaceutical Co. Ltd.	24,135	428,120

Dongkuk Steel Mill Co. Ltd.	95,869	1,324,868

Dongsuh Cos., Inc.(a)	166,911	3,773,245

Dongsung Chemical Co. Ltd.	112,491	446,883

Dongsung Finetec Co. Ltd.(a)	93,472	883,012

Dongwon Development Co. Ltd.	358,393	1,599,692

DoubleUGames Co. Ltd.	7,886	335,727

Douzone Bizon Co. Ltd.	10,906	417,956

DTR Automotive Corp.	35,833	2,087,216

EBEST Investment & Securities Co. Ltd.(a)	214,855	1,350,765

Echo Marketing, Inc.(a)	60,158	1,082,005

Ecopro Co. Ltd.(a)	10,321	784,261

Eugene Investment & Securities Co. Ltd.	214,739	593,520

F&F Holdings Co. Ltd.	55,580	1,254,167

Fila Holdings Corp.	19,445	504,554

GOLFZON Co. Ltd.	13,050	1,688,247

Green Cross Corp.	3,603	600,475

Green Cross Holdings Corp.	78,869	1,555,191

GS Engineering & Construction Corp.	295,413	11,309,074

HAESUNG DS Co. Ltd.	30,628	1,316,545

Halla Holdings Corp.	48,741	1,638,708

Han Kuk Carbon Co. Ltd.	73,816	715,596

Hana Materials, Inc.(a)	11,076	509,000

Hana Pharm Co. Ltd.	8,740	139,531

Handsome Co. Ltd.	24,791	730,200

Hanil Cement Co. Ltd.	109,906	1,913,301

Hanil Holdings Co. Ltd.	12,273	131,636

Hanjin Transportation Co. Ltd.(a)	8,078	206,607

Hankook & Co. Co. Ltd.(a)	112,120	1,355,190

Hanmi Semiconductor Co. Ltd.	72,179	2,084,291

Hansae Co. Ltd.(a)	56,044	1,232,270

Hansol Chemical Co. Ltd.	11,496	2,328,508

Hansol Paper Co. Ltd.	96,365	1,065,378

Hanssem Co. Ltd.(a)	21,741	1,528,265

Hanwha Aerospace Co. Ltd.	47,225	2,033,864

Hanwha Corp.(a)	115,659	3,001,094

Hanwha Life Insurance Co. Ltd.*(a)	319,082	829,263

Hanwha Systems Co. Ltd.(a)	110,999	1,501,905

Hanyang Eng Co. Ltd.	50,101	651,038

HDC Holdings Co. Ltd.	82,770	484,854

Hite Jinro Co. Ltd.(a)	86,888	2,684,671

HS Industries Co. Ltd.	194,356	889,960

Huchems Fine Chemical Corp.(a)	92,072	1,716,783

Huons Co. Ltd.(a)	7,166	277,878

Huvis Corp.	21,613	129,102

See Notes to Financial Statements.

WisdomTree Trust	55

Schedule of Investments (continued)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2022

Investments	Shares	Value

Hyosung TNC Corp.	3,710	$1,423,332

Hyundai Department Store Co. Ltd.	22,364	1,396,770

Hyundai Elevator Co. Ltd.(a)	51,041	1,608,652

Hyundai Greenfood Co. Ltd.(a)	110,146	816,973

Hyundai Marine & Fire Insurance Co. Ltd.	270,292	7,169,579

Hyundai Motor Securities Co. Ltd.	186,220	1,705,410

Hyundai Wia Corp.(a)	22,501	1,193,692

iMarketKorea, Inc.	175,369	1,569,864

Innocean Worldwide, Inc.(a)	35,187	1,460,258

IS Dongseo Co. Ltd.(a)	35,889	1,687,779

JB Financial Group Co. Ltd.	1,060,148	7,390,991

JW Life Science Corp.(a)	44,983	541,852

KCC Glass Corp.	92,175	4,821,497

KEPCO Plant Service & Engineering Co. Ltd.(a)	91,122	3,142,527

Kginicis Co. Ltd.	34,173	654,110

KIWOOM Securities Co. Ltd.(a)	55,927	4,558,878

Koentec Co. Ltd.(a)	189,781	1,296,470

Koh Young Technology, Inc.(a)	44,960	702,935

Kolon Corp.	19,425	476,790

Kolon Industries, Inc.	41,471	2,169,268

Korea Aerospace Industries Ltd.	75,573	2,637,464

Korea Asset In Trust Co. Ltd.	515,154	1,742,611

Korea Electric Terminal Co. Ltd.(a)	14,984	788,729

Korea Petrochemical Ind Co. Ltd.(a)	9,041	1,249,427

Korea Real Estate Investment & Trust Co. Ltd.(a)	1,062,684	2,064,783

Korean Reinsurance Co.	678,371	5,507,339

KSS LINE Ltd.	44,045	425,169

KTB Investment & Securities Co. Ltd.	217,527	944,014

Kukdo Chemical Co. Ltd.	12,655	608,710

Kumho E&C Co. Ltd.(a)	191,506	1,753,819

Kyobo Securities Co. Ltd.	90,189	569,983

Kyungdong Pharm Co. Ltd.	135,411	1,245,685

LEADCORP, Inc.	137,167	1,004,944

LEENO Industrial, Inc.(a)	18,388	2,799,048

LF Corp.	57,669	842,161

LIG Nex1 Co. Ltd.	34,186	2,027,947

Lotte Chilsung Beverage Co. Ltd.(a)	8,356	1,254,727

Lotte Data Communication Co.	13,824	438,540

LOTTE Fine Chemical Co. Ltd.(a)	37,702	2,463,593

LOTTE Himart Co. Ltd.	39,819	818,030

LS Cable & System Asia Ltd.	69,316	472,382

LS Corp.	78,835	3,434,254

LS Electric Co. Ltd.	38,571	1,436,806

LX International Corp.	55,795	1,585,857

LX Semicon Co. Ltd.(a)	31,772	3,808,813

Maeil Dairies Co. Ltd.	8,815	493,823

Mcnex Co. Ltd.	25,108	907,331

MegaStudyEdu Co. Ltd.(a)	22,526	1,914,259

Meritz Fire & Marine Insurance Co. Ltd.	448,336	17,551,704

Meritz Securities Co. Ltd.(a)	3,985,758	21,506,421

Mirae Asset Life Insurance Co. Ltd.	222,815	738,090

NICE Holdings Co. Ltd.(a)	44,843	627,110

NICE Information Service Co. Ltd.(a)	54,887	892,103

NongShim Co. Ltd.(a)	6,014	1,486,071

Orion Holdings Corp.	84,163	989,499

Osstem Implant Co. Ltd.†(a)	8,023	708,437

Partron Co. Ltd.(a)	141,323	1,265,092

PI Advanced Materials Co. Ltd.	28,662	1,090,152

Poongsan Corp.(a)	50,363	1,379,524

Posco International Corp.(a)	180,031	3,193,487

Samjin Pharmaceutical Co. Ltd.	60,767	1,265,927

SAMT Co. Ltd.	276,349	975,846

Samyang Holdings Corp.(a)	18,902	1,342,735

Samyang Packaging Corp.	43,640	828,118

SaraminHR Co. Ltd.(a)	26,571	898,817

Seohee Construction Co. Ltd.	893,617	1,408,200

Seoul Semiconductor Co. Ltd.	47,214	549,249

SFA Engineering Corp.	47,841	1,620,290

SGC Energy Co. Ltd.(a)	27,120	1,123,241

Shinsegae, Inc.	3,616	765,236

SIMMTECH Co. Ltd.	29,373	1,357,112

SK D&D Co. Ltd.	10,135	251,274

SK Discovery Co. Ltd.	25,469	872,046

SK Networks Co. Ltd.	324,362	1,263,140

SL Corp.(a)	44,378	906,196

SNT Dynamics Co. Ltd.	74,750	511,881

SNT Motiv Co. Ltd.	32,974	1,258,238

Soulbrain Co. Ltd.(a)	4,742	957,751

Taeyoung Engineering & Construction Co. Ltd.	95,096	800,280

TES Co. Ltd.	38,270	865,144

Tongyang Life Insurance Co. Ltd.	293,082	1,600,761

TS Corp.	793,339	1,891,630

Unid Co. Ltd.	17,090	1,480,508

Wemade Co. Ltd.(a)	6,816	582,035

WiSoL Co. Ltd.	14,176	135,672

WONIK IPS Co. Ltd.(a)	23,664	743,862

Woongjin Thinkbig Co. Ltd.	309,765	792,270

Youlchon Chemical Co. Ltd.	39,365	766,482

Youngone Corp.(a)	39,730	1,560,289

Yuanta Securities Korea Co. Ltd.	312,909	955,211

Total South Korea		292,701,682

Taiwan – 26.7%

AcBel Polytech, Inc.(a)	1,740,303	2,156,283

Acer, Inc.(a)	15,575,000	16,280,867

Advancetek Enterprise Co. Ltd.(a)	614,000	503,604

Alltek Technology Corp.(a)	620,000	817,968

Arcadyan Technology Corp.(a)	922,681	3,912,736

Asia Optical Co., Inc.*(a)	378,000	1,042,249

Asia Vital Components Co. Ltd.(a)	512,000	2,081,846

ASROCK, Inc.(a)	194,000	1,455,770

BES Engineering Corp.(a)	3,313,000	1,162,091

C Sun Manufacturing Ltd.(a)	869,000	1,499,819

Capital Futures Corp.	922,000	1,201,916

Capital Securities Corp.(a)	12,623,340	7,247,577

Cathay Real Estate Development Co. Ltd.(a)	2,027,000	1,337,113

Central Reinsurance Co. Ltd.	933,000	1,027,386

Century Iron & Steel Industrial Co. Ltd.(a)	396,000	1,534,161

See Notes to Financial Statements.

56	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2022

Investments	Shares	Value

Chang Wah Electromaterials, Inc.(a)	1,099,000	$1,426,899

Charoen Pokphand Enterprise(a)	1,221,000	3,464,646

Chenbro Micom Co. Ltd.	444,000	1,106,455

Cheng Loong Corp.(a)	3,931,000	4,802,017

Cheng Uei Precision Industry Co. Ltd.(a)	1,522,000	2,010,635

Chicony Electronics Co. Ltd.(a)	5,497,652	17,230,831

Chicony Power Technology Co. Ltd.(a)	876,625	2,533,360

China Bills Finance Corp.	4,261,000	2,632,312

China Chemical & Pharmaceutical Co. Ltd.	1,823,000	1,412,512

China General Plastics Corp.(a)	1,848,000	2,257,473

China Metal Products(a)	815,000	975,673

China Steel Chemical Corp.(a)	408,726	1,661,923

China Steel Structure Co. Ltd.(a)	645,000	1,296,686

ChipMOS Technologies, Inc.(a)	2,037,000	3,654,322

Chong Hong Construction Co. Ltd.(a)	1,154,000	2,948,285

Chroma ATE, Inc.(a)	841,132	5,284,322

Chun Yuan Steel Industry Co. Ltd.(a)	922,000	781,970

Chung Hung Steel Corp.(a)	786,000	1,266,038

Chung-Hsin Electric & Machinery Manufacturing Corp.(a)	1,520,000	2,901,907

Cleanaway Co. Ltd.(a)	526,161	3,654,470

Compeq Manufacturing Co. Ltd.(a)	3,224,000	5,434,941

Continental Holdings Corp.(a)	2,168,000	1,997,634

CTCI Corp.	2,343,190	3,790,617

D-Link Corp.(a)	1,929,240	1,134,590

DA CIN Construction Co. Ltd.(a)	2,081,000	2,545,732

Darfon Electronics Corp.(a)	965,000	1,673,926

Daxin Materials Corp.(a)	363,000	1,450,657

Eastern Media International Corp.(a)	402,800	438,628

Edom Technology Co. Ltd.(a)	1,312,000	1,685,133

Elan Microelectronics Corp.(a)	1,369,409	8,220,803

Elite Advanced Laser Corp.(a)	640,000	1,102,351

Elite Material Co. Ltd.(a)	1,098,163	9,888,699

Elite Semiconductor Microelectronics Technology, Inc.(a)	590,000	3,315,359

Ennoconn Corp.(a)	85,243	600,984

Eternal Materials Co. Ltd.(a)	3,249,494	4,122,615

Everlight Electronics Co. Ltd.(a)	1,320,165	2,248,540

Far Eastern Department Stores Ltd.	2,861,841	2,117,552

Far Eastern International Bank	8,510,459	3,623,810

Faraday Technology Corp.(a)	200,000	2,132,524

Farglory F T Z Investment Holding Co. Ltd.(a)	544,000	1,086,044

Farglory Land Development Co. Ltd.	2,002,640	4,780,922

Feng Hsin Steel Co. Ltd.(a)	1,950,950	6,570,919

Fitipower Integrated Technology, Inc.(a)	186,000	1,334,066

FLEXium Interconnect, Inc.*(a)	1,356,028	4,803,827

Flytech Technology Co. Ltd.(a)	827,000	2,124,398

Formosa International Hotels Corp.(a)	301,000	1,806,956

Formosa Sumco Technology Corp.(a)	153,000	1,545,940

Formosan Union Chemical(a)	2,343,000	2,265,190

Fortune Electric Co. Ltd.(a)	398,000	570,923

Foxsemicon Integrated Technology, Inc.(a)	192,197	1,569,694

Fusheng Precision Co. Ltd.(a)	396,000	2,805,717

Fwusow Industry Co. Ltd.(a)	1,097,000	763,840

Gemtek Technology Corp.(a)	1,209,000	1,392,493

Generalplus Technology, Inc.(a)	326,000	900,009

Genius Electronic Optical Co. Ltd.(a)	192,280	3,056,857

Getac Holdings Corp.(a)	3,364,292	5,841,702

Gigabyte Technology Co. Ltd.(a)	1,573,000	7,137,148

Global Brands Manufacture Ltd.(a)	754,400	897,860

Global Mixed Mode Technology, Inc.(a)	327,000	2,716,298

Global PMX Co. Ltd.(a)	172,000	897,475

Global Unichip Corp.(a)	67,000	1,180,915

Gold Circuit Electronics Ltd.(a)	463,000	1,373,576

Goldsun Building Materials Co. Ltd.(a)	4,802,000	4,986,109

Grape King Bio Ltd.(a)	349,988	1,789,548

Great Wall Enterprise Co. Ltd.(a)	4,191,676	7,914,757

Greatek Electronics, Inc.(a)	1,616,000	4,185,023

HannsTouch Solution, Inc.	1,617,000	773,185

Highwealth Construction Corp.(a)	5,663,000	8,973,359

Hiyes International Co. Ltd.(a)	407,000	1,434,724

Ho Tung Chemical Corp.(a)	4,241,000	1,546,811

Holiday Entertainment Co. Ltd.	341,000	689,105

Holtek Semiconductor, Inc.(a)	1,069,773	4,461,821

Holy Stone Enterprise Co. Ltd.(a)	845,000	3,539,082

Hong TAI Electric Industrial(a)	1,326,000	1,487,912

Hota Industrial Manufacturing Co. Ltd.(a)	285,146	811,106

Hotai Finance Co. Ltd.(a)	527,000	2,179,624

Hsin Kuang Steel Co. Ltd.(a)	519,000	1,228,145

Hsin Yung Chien Co. Ltd.(a)	344,000	1,548,819

Hsing TA Cement Co.	1,798,000	1,333,525

Huaku Development Co. Ltd.(a)	1,460,296	4,597,271

Huang Hsiang Construction Corp.(a)	1,462,000	2,791,177

Hung Ching Development & Construction Co. Ltd.(a)	669,000	700,487

Hung Sheng Construction Ltd.	1,463,000	1,271,441

I-Sheng Electric Wire & Cable Co. Ltd.	1,278,000	1,938,087

IBF Financial Holdings Co. Ltd.(a)	13,293,117	7,771,311

ITE Technology, Inc.	734,000	2,869,239

ITEQ Corp.(a)	751,000	3,145,385

Jentech Precision Industrial Co. Ltd.(a)	92,000	1,316,510

Jia Wei Lifestyle, Inc.(a)	497,000	1,280,163

Kenda Rubber Industrial Co. Ltd.(a)	1,089,000	1,220,072

Kerry TJ Logistics Co. Ltd.(a)	785,000	1,200,042

Kindom Development Co. Ltd.(a)	2,410,200	3,036,777

King Slide Works Co. Ltd.	88,004	1,342,259

King Yuan Electronics Co. Ltd.(a)	4,718,000	7,056,046

King’s Town Bank Co. Ltd.(a)	4,305,000	6,055,233

Kinik Co.(a)	641,495	2,843,476

Kinsus Interconnect Technology Corp.	113,000	767,098

KS Terminals, Inc.(a)	199,000	595,232

Kung Long Batteries Industrial Co. Ltd.(a)	610,000	2,927,421

L&K Engineering Co. Ltd.	581,000	646,874

Lelon Electronics Corp.(a)	423,000	961,112

Lian HWA Food Corp.(a)	162,000	461,379

Lien Hwa Industrial Holdings Corp.(a)	2,446,451	5,481,813

Longchen Paper & Packaging Co. Ltd.(a)	1,395,026	1,041,954

Lotes Co. Ltd.(a)	151,106	3,697,025

See Notes to Financial Statements.

WisdomTree Trust	57

Schedule of Investments (continued)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2022

Investments	Shares	Value

Machvision, Inc.(a)	151,000	$1,143,640

Macronix International Co. Ltd.(a)	5,012,000	7,014,683

Makalot Industrial Co. Ltd.(a)	577,881	4,144,793

Marketech International Corp.(a)	141,000	762,787

Mayer Steel Pipe Corp.(a)	662,000	747,455

Mercuries & Associates Holding Ltd.(a)	1,496,000	1,109,541

Merida Industry Co. Ltd.(a)	486,043	4,291,883

Mirle Automation Corp.(a)	931,560	1,329,801

Nak Sealing Technologies Corp.(a)	414,000	1,287,451

Namchow Holdings Co. Ltd.	558,000	948,453

Nan Kang Rubber Tire Co. Ltd.(a)	838,000	1,240,117

Nan Liu Enterprise Co. Ltd.(a)	452,000	1,568,113

Nantex Industry Co. Ltd.(a)	1,039,615	2,376,657

Nichidenbo Corp.(a)	1,399,000	2,675,783

Nuvoton Technology Corp.(a)	123,872	825,770

O-Bank Co. Ltd.(a)	1,792,000	641,083

Ocean Plastics Co. Ltd.	678,000	811,664

OptoTech Corp.(a)	2,200,000	3,939,061

Pan German Universal Motors Ltd.(a)	175,000	1,294,871

Pan Jit International, Inc.(a)	462,000	1,644,731

Pan-International Industrial Corp.(a)	825,000	1,156,091

Polytronics Technology Corp.(a)	288,017	1,045,452

Power Wind Health Industry, Inc.(a)	123,901	568,661

Powertech Technology, Inc.(a)	4,489,000	14,884,212

President Securities Corp.(a)	7,400,520	5,940,770

Primax Electronics Ltd.(a)	2,257,000	4,104,138

Prince Housing & Development Corp.(a)	4,612,000	2,116,741

Promate Electronic Co. Ltd.(a)	1,484,000	2,372,204

Qisda Corp.(a)	9,595,000	11,134,975

Radium Life Tech Co. Ltd.(a)	1,786,000	651,404

Rechi Precision Co. Ltd.	1,539,000	966,860

Rexon Industrial Corp. Ltd.(a)	817,000	1,288,882

RichWave Technology Corp.(a)	86,000	570,302

Ruentex Engineering & Construction Co.	25,000	126,957

Sampo Corp.(a)	3,471,000	3,912,999

Sanyang Motor Co. Ltd.(a)	2,755,000	2,769,279

SDI Corp.(a)	278,000	1,591,260

Sercomm Corp.(a)	660,488	1,823,451

Shin Foong Specialty & Applied Materials Co. Ltd.(a)	265,000	1,207,005

Shin Zu Shing Co. Ltd.(a)	1,016,000	2,946,778

Shiny Chemical Industrial Co. Ltd.(a)	289,110	2,260,288

Sigurd Microelectronics Corp.(a)	1,400,000	2,912,238

Sinbon Electronics Co. Ltd.(a)	520,120	4,719,865

Sincere Navigation Corp.(a)	669,000	651,453

Sinon Corp.(a)	2,885,000	3,398,382

Sinyi Realty, Inc.	1,745,000	2,250,414

Sitronix Technology Corp.(a)	364,000	3,690,627

Sonix Technology Co. Ltd.(a)	847,000	2,660,594

Standard Chemical & Pharmaceutical Co. Ltd.(a)	937,000	1,399,703

Standard Foods Corp.(a)	1,444,896	2,506,372

Stark Technology, Inc.(a)	822,000	2,656,657

Sunny Friend Environmental Technology Co. Ltd.(a)	209,000	1,499,031

Sunonwealth Electric Machine Industry Co. Ltd.(a)	1,312,000	1,971,331

Sunrex Technology Corp.(a)	556,000	805,333

Supreme Electronics Co. Ltd.	2,204,506	4,000,988

Symtek Automation Asia Co. Ltd.(a)	327,000	1,392,388

Syncmold Enterprise Corp.(a)	918,915	2,309,194

Synnex Technology International Corp.	10,529,600	27,673,207

Systex Corp.(a)	996,000	2,812,293

T3EX Global Holdings Corp.(a)	292,000	1,248,451

TA-I Technology Co. Ltd.(a)	646,000	1,348,299

Taichung Commercial Bank Co. Ltd.	5,897,316	3,118,313

Taiflex Scientific Co. Ltd.(a)	1,300,000	2,046,315

Tainan Spinning Co. Ltd.(a)	1,487,000	1,214,450

Taisun Enterprise Co. Ltd.(a)	1,507,000	1,472,733

Taita Chemical Co. Ltd.(a)	904,000	1,069,598

Taiwan Business Bank(a)	5,288,958	2,372,061

Taiwan Cogeneration Corp.(a)	1,994,970	2,680,709

Taiwan Fertilizer Co. Ltd.(a)	2,229,000	5,702,518

Taiwan FU Hsing Industrial Co. Ltd.(a)	1,707,000	2,603,560

Taiwan Hon Chuan Enterprise Co. Ltd.(a)	1,694,692	4,660,898

Taiwan Mask Corp.(a)	460,300	1,556,745

Taiwan Navigation Co. Ltd.(a)	684,000	864,206

Taiwan Paiho Ltd.(a)	777,000	1,949,856

Taiwan PCB Techvest Co. Ltd.	1,833,302	3,250,501

Taiwan Sakura Corp.(a)	1,076,000	2,489,880

Taiwan Secom Co. Ltd.(a)	1,312,000	4,991,292

Taiwan Styrene Monomer(a)	1,585,000	929,375

Taiwan Surface Mounting Technology Corp.(a)	679,000	2,796,433

Test Research, Inc.(a)	1,059,115	2,509,953

Thinking Electronic Industrial Co. Ltd.(a)	296,000	1,539,326

Ton Yi Industrial Corp.	1,948,000	1,227,210

Tong Hsing Electronic Industries Ltd.	331,552	3,355,848

Tong Yang Industry Co. Ltd.(a)	1,114,685	1,250,794

Topco Scientific Co. Ltd.	1,099,521	6,523,867

Topkey Corp.	308,000	1,429,733

Transcend Information, Inc.(a)	865,479	2,247,409

Tripod Technology Corp.(a)	2,423,928	11,336,452

Tsann Kuen Enterprise Co. Ltd.(a)	187,000	261,721

TSRC Corp.	749,000	912,347

Ttet Union Corp.(a)	157,000	863,044

Tung Ho Steel Enterprise Corp.(a)	2,185,722	5,370,568

TXC Corp.(a)	747,549	2,674,337

Tyntek Corp.(a)	979,000	895,234

U-Ming Marine Transport Corp.(a)	816,420	1,684,045

Unitech Computer Co. Ltd.(a)	623,000	801,269

United Integrated Services Co. Ltd.(a)	1,934,000	13,162,662

Universal Cement Corp.(a)	2,273,000	1,693,753

UPC Technology Corp.(a)	2,444,000	1,565,272

USI Corp.(a)	2,674,000	2,809,186

Visual Photonics Epitaxy Co. Ltd.(a)	381,750	1,512,264

Wah Lee Industrial Corp.	919,580	3,514,441

Walsin Lihwa Corp.(a)	6,997,000	7,179,792

Wan Hai Lines Ltd.(a)	381,000	2,107,691

Wei Chuan Foods Corp.(a)	1,411,000	1,056,348

See Notes to Financial Statements.

58	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2022

Investments	Shares	Value

Weikeng Industrial Co. Ltd.(a)	1,813,431	$2,047,519

Weltrend Semiconductor(a)	435,000	1,308,727

WinWay Technology Co. Ltd.	119,000	1,848,245

Wistron NeWeb Corp.(a)	802,722	2,006,000

Wowprime Corp.(a)	160,000	681,291

WPG Holdings Ltd.(a)	7,069,058	13,816,633

WT Microelectronics Co. Ltd.(a)	1,253,678	3,469,859

YC INOX Co. Ltd.	1,569,793	1,923,101

Yem Chio Co. Ltd.(a)	2,321,000	1,251,573

YFY, Inc.(a)	5,209,000	6,217,748

Yulon Finance Corp.	681,675	5,400,772

Yulon Motor Co. Ltd.(a)	1,143,000	1,623,653

Zeng Hsing Industrial Co. Ltd.(a)	436,000	2,122,821

Zenitron Corp.(a)	1,020,000	1,404,429

Zero One Technology Co. Ltd.	903,184	1,404,354

Zippy Technology Corp.(a)	1,078,000	1,623,500

ZongTai Real Estate Development Co. Ltd.(a)	2,085,000	2,525,156

Total Taiwan		688,482,781

Thailand – 7.5%

Amata Corp. PCL, NVDR(a)	1,474,900	980,309

Asia Plus Group Holdings PCL, NVDR(a)	22,156,300	2,292,261

Asian Sea Corp. PCL, NVDR	1,202,600	560,611

Asiasoft Corp. PCL, NVDR(a)	1,508,900	1,107,283

Bangchak Corp. PCL, NVDR	2,052,700	1,836,626

Bangkok Chain Hospital PCL, NVDR	3,051,300	1,890,429

Bangkok Commercial Asset Management PCL, NVDR	5,276,900	3,269,297

Bangkok Insurance PCL, NVDR	381,500	3,063,474

Banpu PCL, NVDR(a)	7,539,600	2,494,304

Banpu Power PCL, NVDR(a)	3,081,100	1,538,233

BCPG PCL, NVDR(a)	2,303,112	831,198

Chularat Hospital PCL, NVDR	21,893,500	2,541,621

Com7 PCL, NVDR(a)	2,238,800	2,895,290

Dynasty Ceramic PCL, NVDR	42,155,600	3,778,156

Eastern Polymer Group PCL, NVDR(a)	3,647,200	1,042,057

Eastern Water Resources Development and Management PCL, NVDR(a)	4,745,700	1,041,913

Exotic Food PCL, NVDR	1,613,900	834,860

Forth Smart Service PCL, NVDR	2,635,700	1,212,818

GFPT PCL, NVDR(a)	1,650,500	640,344

Gunkul Engineering PCL, NVDR(a)	34,377,000	6,306,758

Haad Thip PCL, NVDR	978,800	964,081

Hana Microelectronics PCL, NVDR(a)	1,609,800	2,360,233

Ichitan Group PCL, NVDR	3,532,600	1,243,050

IRPC PCL, NVDR(a)	55,948,100	5,990,233

Jay Mart PCL, NVDR(a)	1,097,700	1,956,052

JMT Network Services PCL, NVDR(a)	1,180,100	2,732,863

KCE Electronics PCL, NVDR(a)	1,505,400	2,965,525

Kerry Express Thailand PCL, NVDR	2,681,800	1,766,359

KGI Securities Thailand PCL, NVDR	8,870,000	1,787,338

Kiatnakin Phatra Bank PCL, NVDR	3,649,700	7,573,814

LPN Development PCL, NVDR(a)	10,158,700	1,423,746

MC Group PCL, NVDR	4,136,100	1,125,766

MCS Steel PCL, NVDR	3,776,700	1,556,114

Mega Lifesciences PCL, NVDR	1,803,200	2,467,537

MK Restaurants Group PCL, NVDR	610,700	987,222

Noble Development PCL, Class C, NVDR(a)	15,258,800	2,317,502

Northeast Rubber PCL, NVDR(a)	4,081,300	877,633

Origin Property PCL, NVDR	7,674,800	2,631,360

Plan B Media PCL, NVDR*(a)	4,227,736	1,004,485

Polyplex Thailand PCL, NVDR	2,265,300	1,682,794

Precious Shipping PCL, NVDR(a)	3,694,300	1,899,926

Prima Marine PCL, NVDR(a)	8,296,100	1,484,565

Pruksa Holding PCL, NVDR(a)	1,945,900	801,769

PTG Energy PCL, NVDR(a)	2,334,600	947,883

Quality Houses PCL, NVDR	50,148,400	3,468,912

Rajthanee Hospital PCL, NVDR	1,361,100	1,309,931

Ratch Group PCL, NVDR(a)	2,619,300	3,466,141

Ratchthani Leasing PCL, NVDR(a)	12,883,000	1,611,828

Regional Container Lines PCL, NVDR(a)	2,053,200	2,686,141

Sansiri PCL, NVDR	29,503,100	1,082,520

SC Asset Corp. PCL, NVDR	23,792,100	2,719,097

Siam City Cement PCL, NVDR	906,454	4,184,682

Siamgas & Petrochemicals PCL, NVDR(a)	4,971,700	1,839,155

Sino-Thai Engineering & Construction PCL, NVDR(a)	2,189,200	882,264

Somboon Advance Technology PCL, NVDR	2,364,000	1,478,833

SPCG PCL, NVDR	3,097,900	1,611,840

Sri Trang Agro-Industry PCL, NVDR(a)	7,288,900	5,754,395

Sri Trang Gloves Thailand PCL, NVDR(a)	8,035,800	6,102,374

Srisawad Corp. PCL, NVDR(a)	2,442,700	4,187,486

Srisawad Finance PCL, NVDR	789,200	617,119

Supalai PCL, NVDR(a)	7,162,100	4,674,213

Synnex Thailand PCL, NVDR(a)	818,800	652,577

Thai Union Group PCL, NVDR(a)	10,718,700	6,092,735

Thai Vegetable Oil PCL, NVDR	3,320,900	3,121,147

Thaifoods Group PCL, NVDR	8,507,900	1,059,330

Thanachart Capital PCL, NVDR	5,807,600	7,510,580

Tisco Financial Group PCL, NVDR(a)	5,096,200	15,403,552

TMT Steel PCL, NVDR	6,298,200	2,178,325

TOA Paint Thailand PCL, NVDR(a)	1,544,600	1,382,011

TPI Polene PCL, NVDR(a)	23,273,400	1,140,922

TPI Polene Power PCL, NVDR(a)	29,090,400	3,412,107

TQM Corp. PCL, NVDR(a)	819,100	985,383

TTW PCL, NVDR(a)	14,359,900	4,793,831

United Paper PCL, NVDR(a)	2,484,300	1,225,339

Vibhavadi Medical Center PCL, NVDR	19,037,600	1,408,496

WHA Corp. PCL, NVDR(a)	30,070,700	3,056,811

WHA Utilities and Power PCL, NVDR	9,734,100	1,200,295

Workpoint Entertainment PCL, NVDR(a)	1,111,700	961,244

Total Thailand		193,967,308

Turkey – 2.6%

Aksa Akrilik Kimya Sanayii AS	1,271,774	3,780,358

Aksigorta AS*	4,848,914	1,114,066

Alkim Alkali Kimya AS	295,330	473,164

Anadolu Anonim Turk Sigorta Sirketi*	799,348	292,104

Anadolu Hayat Emeklilik AS	840,438	736,284

Arcelik AS(a)	2,170,056	8,950,820

See Notes to Financial Statements.

WisdomTree Trust	59

Schedule of Investments (continued)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2022

Investments	Shares	Value

Aygaz AS	452,796	$822,999

Brisa Bridgestone Sabanci Sanayi ve Ticaret AS	232,061	455,650

Coca-Cola Icecek AS	347,783	2,778,897

Dogus Otomotiv Servis ve Ticaret AS	498,657	2,094,205

EGE Endustri VE Ticaret AS	6,223	783,489

Emlak Konut Gayrimenkul Yatirim Ortakligi AS	3,712,758	594,841

Enerjisa Enerji AS(b)	2,547,108	2,821,871

Goodyear Lastikleri TAS	651,923	442,238

Haci Omer Sabanci Holding AS	6,006,646	7,186,967

Is Yatirim Menkul Degerler AS, Class A	1,086,897	1,427,929

Nuh Cimento Sanayi AS	313,817	984,172

Otokar Otomotiv Ve Savunma Sanayi AS	58,142	1,692,996

Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret AS	673,878	891,291

Sok Marketler Ticaret AS(a)	360,894	307,311

Tekfen Holding AS	501,255	727,905

Tofas Turk Otomobil Fabrikasi AS(a)	1,418,089	7,526,596

Turk Traktor ve Ziraat Makineleri AS(a)	169,646	2,689,076

Turkiye Is Bankasi AS, Group C	6,065,190	3,651,250

Turkiye Sigorta AS	2,548,696	934,839

Turkiye Sise ve Cam Fabrikalari AS(a)	4,955,785	5,138,995

Ulker Biskuvi Sanayi AS	1,019,682	1,065,721

Vestel Beyaz Esya Sanayi ve Ticaret AS	3,893,827	2,107,821

Vestel Elektronik Sanayi ve Ticaret AS(a)	1,322,864	2,326,866

Yapi ve Kredi Bankasi AS(a)	7,674,301	2,134,693

Total Turkey		66,935,414
TOTAL COMMON STOCKS (Cost: $2,209,531,771)		2,544,579,606

WARRANTS – 0.0%

Thailand – 0.0%

Noble Development PCL, expiring 1/12/24* (Cost: $0)	2,236,800	47,090

EXCHANGE-TRADED FUND – 0.5%

United States – 0.5%

WisdomTree Emerging Markets High Dividend Fund(a)(d)
(Cost: $12,242,086)	286,645	12,543,585

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 3.1%

United States – 3.1%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.25%(e)
(Cost: $80,792,166)	80,792,166	80,792,166

TOTAL INVESTMENTS IN SECURITIES – 102.4% (Cost: $2,302,566,023)		2,637,962,447

Other Assets less Liabilities – (2.4)%		(62,370,571)

NET ASSETS – 100.0%		$2,575,591,876

*	Non-income producing security.

†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $825,562, which represents 0.03% of net assets.

(a)

Security, or portion thereof, was on loan at March 31, 2022 (See Note 2). At March 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $410,875,658 and the total market value of the collateral held by the Fund was $452,312,791. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $371,520,625.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)

This security, or a portion thereof, is restricted from resale (see Note 2 – Restricted Securities). In accordance with a reconstruction scheme notified by the government of India applicable to Yes Bank Ltd., effective March 16, 2020, 75% of all shares of Yes Bank Ltd. held by then-existing shareholders are subject to a three-year lock-in period and are unable to be sold. At March 31, 2022, the value of the restricted portion of this security is as follows:

Investment	Restricted Shares	Acquisition Date	Acquisition Cost	Value	Value as a Percentage of Net Assets
India Yes Bank Ltd.	5,997,912	10/18/19 – 1/10/20	$4,322,484	$973,597	0.0%

(d)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(e)	Rate shown represents annualized 7-day yield as of March 31, 2022.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2022 were as follows:

Affiliate	Value at 3/31/2021	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2022	Dividend Income
WisdomTree Emerging Markets High Dividend Fund	$2,224,743	$48,975,326	$38,440,747	$(470,429)	$254,692	$12,543,585	$737,144

See Notes to Financial Statements.

60	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

March 31, 2022

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Assets:
Investments in Securities
Common Stocks
China	$362,580,754	$—	$117,125	*	$362,697,879
South Korea	291,993,245	—	708,437	*	292,701,682
Other	1,889,180,045	—	—		1,889,180,045
Warrants	47,090	—	—		47,090
Exchange-Traded Fund	12,543,585	—	—		12,543,585
Investment of Cash Collateral for Securities Loaned	—	80,792,166	—		80,792,166
Total Investments in Securities	$2,556,344,719	$80,792,166	$825,562		$2,637,962,447

*	Securities are being fair valued using significant unobservable inputs by the Pricing Committee.

See Notes to Financial Statements.

WisdomTree Trust	61

Schedule of Investments

WisdomTree Global ex-U.S. Quality Dividend Growth Fund (DNL)

March 31, 2022

Investments	Shares	Value

COMMON STOCKS – 99.5%

Australia – 8.7%

Aristocrat Leisure Ltd.	24,382	$671,964

BHP Group Ltd.(a)	1,056,761	41,067,476

Breville Group Ltd.(a)	20,346	419,251

carsales.com Ltd.	68,940	1,083,038

Domino’s Pizza Enterprises Ltd.(a)	14,163	934,346

Eagers Automotive Ltd.(a)	89,438	959,094

Evolution Mining Ltd.(a)	452,111	1,493,856

Netwealth Group Ltd.	1,380	15,524

Pro Medicus Ltd.(a)	5,861	215,621

REA Group Ltd.(a)	14,429	1,467,879

Technology One Ltd.	63,869	550,609

WiseTech Global Ltd.	6,942	266,285

Total Australia		49,144,943

Belgium – 0.2%

Melexis NV	14,616	1,366,050

Brazil – 5.7%

Ambev SA	910,483	2,950,670

BB Seguridade Participacoes SA	300,390	1,615,751

Cia de Locacao das Americas	68,281	390,263

Cia de Saneamento Basico do Estado de Sao Paulo	52,654	528,651

Cia Siderurgica Nacional SA	197,427	1,081,456

CPFL Energia SA	137,094	930,991

Engie Brasil Energia SA	40,370	367,344

Equatorial Energia SA	125,565	718,994

JBS SA	247,875	1,942,021

Localiza Rent a Car SA	19,913	256,039

Magazine Luiza SA	24,330	34,919

Marfrig Global Foods SA	101,454	456,889

Raia Drogasil SA	36,197	182,358

Transmissora Alianca de Energia Eletrica SA	154,098	1,431,388

Vale SA	969,844	19,511,377

Total Brazil		32,399,111

Canada – 1.1%

CI Financial Corp.	89,606	1,424,743

Constellation Software, Inc.	850	1,454,265

goeasy Ltd.	966	108,491

Onex Corp.	3,540	237,445

Parex Resources, Inc.(a)	14,389	295,487

Stella-Jones, Inc.	8,090	243,338

TFI International, Inc.	8,780	935,957

Toromont Industries Ltd.	13,885	1,317,410

West Fraser Timber Co. Ltd.(a)	6,288	517,821

Total Canada		6,534,957

China – 3.4%

ANTA Sports Products Ltd.	57,200	718,707

China Feihe Ltd.(a)(b)	340,000	336,900

China Gas Holdings Ltd.	419,400	537,679

China Lesso Group Holdings Ltd.	374,000	454,642

China Medical System Holdings Ltd.	308,000	485,318

China Meidong Auto Holdings Ltd.(a)	34,000	130,245

China Resources Mixc Lifestyle Services Ltd.(b)	21,600	106,878

China Risun Group Ltd., Class H(a)	189,000	100,155

CIFI Ever Sunshine Services Group Ltd.(a)	50,000	67,676

Country Garden Services Holdings Co. Ltd.	39,000	167,326

Dongyue Group Ltd.	22,000	30,283

Flat Glass Group Co. Ltd., Class H*(a)	10,000	38,690

Fuyao Glass Industry Group Co. Ltd., Class H(b)	68,000	279,592

Haitian International Holdings Ltd.	117,000	304,026

JD.com, Inc., Class A*	4,671	139,568

Jinke Smart Services Group Co. Ltd., Class H(a)	76,100	274,999

Lenovo Group Ltd.(a)	1,754,000	1,908,226

Li Ning Co. Ltd.	73,500	634,446

Nongfu Spring Co. Ltd., Class H(a)(b)	85,000	453,144

Pop Mart International Group Ltd.*(a)(b)	19,600	86,094

Shenzhou International Group Holdings Ltd.	72,400	968,859

Shimao Services Holdings Ltd.(a)(b)	29,000	15,553

Sino Biopharmaceutical Ltd.	757,875	473,224

SITC International Holdings Co. Ltd.	477,000	1,690,215

Smoore International Holdings Ltd.(a)(b)	148,000	355,288

Sunny Optical Technology Group Co. Ltd.	25,100	404,156

Tencent Holdings Ltd.	113,900	5,442,371

Topsports International Holdings Ltd.(b)	23,000	19,237

WuXi AppTec Co. Ltd., Class H(b)	10,440	165,970

Xinyi Glass Holdings Ltd.	952,000	2,309,676

Yadea Group Holdings Ltd.(b)	44,000	68,095

Yihai International Holding Ltd.*(a)	21,000	60,334

Zhongsheng Group Holdings Ltd.	22,800	161,289

Total China		19,388,861

Denmark – 9.1%

Alten SA	3,115	476,562

AP Moller – Maersk A/S, Class B	2,088	6,362,054

Chemometec A/S	709	87,547

Coloplast A/S, Class B	46,116	7,067,071

GN Store Nord A/S	5,083	252,958

Novo Nordisk A/S, Class B	322,173	36,090,161

Royal Unibrew A/S	10,885	1,029,665

SimCorp A/S	3,122	232,095

Total Denmark		51,598,113

Finland – 1.7%

Kesko Oyj, Class B	86,935	2,419,174

Neste Oyj	153,196	7,070,414

Total Finland		9,489,588

France – 8.8%

Bureau Veritas SA	71,808	2,072,533

Hermes International	4,017	5,772,380

Kering SA	15,057	9,644,803

LVMH Moet Hennessy Louis Vuitton SE	43,802	31,649,358

Verallia SA(b)	42,319	1,014,238

Total France		50,153,312

Germany – 4.2%

adidas AG	22,882	5,394,903

Dermapharm Holding SE	6,883	441,888

Eckert & Ziegler Strahlen – und Medizintechnik AG	433	28,039

See Notes to Financial Statements.

62	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Global ex-U.S. Quality Dividend Growth Fund (DNL)

March 31, 2022

Investments	Shares	Value

Fielmann AG	20,518	$1,127,770

Hapag-Lloyd AG(b)	42,522	14,979,016

Nemetschek SE	3,373	329,511

Puma SE	1,700	146,478

Varta AG(a)	10,332	1,033,482

VERBIO Vereinigte BioEnergie AG	1,804	140,706

Total Germany		23,621,793

Hong Kong – 0.9%

Kingboard Laminates Holdings Ltd.(a)	335,000	551,817

Techtronic Industries Co. Ltd.	241,500	3,913,266

Vitasoy International Holdings Ltd.(a)	280,000	531,297

Total Hong Kong		4,996,380

India – 3.1%

Asian Paints Ltd.	20,588	836,820

Berger Paints India Ltd.	1,286	11,875

Colgate-Palmolive India Ltd.	5,490	111,738

Eicher Motors Ltd.	6,863	222,546

ICICI Securities Ltd.(b)	26,282	215,476

Infosys Ltd.	383,905	9,660,828

L&T Technology Services Ltd.(b)	3,322	223,818

Larsen & Toubro Infotech Ltd.(b)	4,185	339,958

Marico Ltd.	99,321	660,218

Mphasis Ltd.	15,384	685,575

Nestle India Ltd.	900	206,433

Page Industries Ltd.	155	88,345

Pidilite Industries Ltd.	11,085	359,036

Supreme Industries Ltd.	8,829	238,532

Tata Consultancy Services Ltd.	70,366	3,472,983

Total India		17,334,181

Indonesia – 0.1%

Bukit Asam Tbk PT	626,000	143,397

Sarana Menara Nusantara Tbk PT	2,674,400	199,242

Sumber Alfaria Trijaya Tbk PT	1,130,900	119,684

Total Indonesia		462,323

Israel – 0.2%

Maytronics Ltd.	10,536	206,609

Strauss Group Ltd.	29,117	869,701

Total Israel		1,076,310

Italy – 1.0%

Carel Industries SpA(b)	8,391	217,068

De’ Longhi SpA	21,952	604,272

DiaSorin SpA	1,688	266,510

Ferrari NV	10,649	2,354,319

Interpump Group SpA	10,922	555,363

Moncler SpA	20,724	1,169,992

Technogym SpA(b)	44,149	353,190

Total Italy		5,520,714

Japan – 7.9%

BayCurrent Consulting, Inc.	500	184,552

Benefit One, Inc.(a)	17,800	379,831

Fast Retailing Co. Ltd.	5,000	2,594,851

Hoya Corp.	26,800	3,097,870

Japan Elevator Service Holdings Co. Ltd.	4,500	59,283

JCR Pharmaceuticals Co. Ltd.	13,100	243,598

Justsystems Corp.	2,700	128,799

Kakaku.com, Inc.(a)	40,900	929,032

Koei Tecmo Holdings Co. Ltd.(a)	38,000	1,257,013

Lasertec Corp.(a)	3,900	667,860

M3, Inc.(a)	9,700	357,152

Milbon Co. Ltd.	4,500	203,172

MonotaRO Co. Ltd.	17,600	381,944

Nihon M&A Center Holdings, Inc.	23,200	330,104

Nippon Shinyaku Co. Ltd.	12,200	837,289

Nomura Research Institute Ltd.	70,900	2,348,243

Olympus Corp.	89,700	1,728,596

Recruit Holdings Co. Ltd.	60,800	2,712,018

Shionogi & Co. Ltd.	57,000	3,536,231

SMS Co. Ltd.	1,200	33,565

Systena Corp.(a)	54,400	193,173

Toei Animation Co. Ltd.(a)	3,200	268,128

Tokyo Electron Ltd.	40,700	21,209,269

West Holdings Corp.(a)	4,200	167,481

Workman Co. Ltd.(a)	300	12,383

ZOZO, Inc.	40,652	1,100,242

Total Japan		44,961,679

Malaysia – 0.1%

Fraser & Neave Holdings Bhd	57,000	284,678

ViTrox Corp. Bhd	1,600	3,120

Westports Holdings Bhd	131,400	125,002

Total Malaysia		412,800

Mexico – 1.4%

America Movil SAB de CV, Series L	2,980,561	3,156,627

Grupo Mexico SAB de CV, Series B	847,274	5,055,942

Total Mexico		8,212,569

Netherlands – 3.3%

ASM International NV	3,797	1,403,034

ASML Holding NV	22,827	15,493,065

BE Semiconductor Industries NV(a)	19,724	1,708,709

Total Netherlands		18,604,808

Norway – 1.2%

AF Gruppen ASA	41,149	941,194

Aker BP ASA(a)	136,176	5,148,649

Tomra Systems ASA	11,392	587,970
Total Norway		6,677,813

Philippines – 0.1%

Manila Electric Co.	62,830	453,634

San Miguel Food and Beverage, Inc.	72,150	86,100

Total Philippines		539,734

Poland – 0.1%

CD Projekt SA	12,086	503,887

KGHM Polska Miedz SA	4,648	192,846

Total Poland		696,733

See Notes to Financial Statements.

WisdomTree Trust	63

Schedule of Investments (continued)

WisdomTree Global ex-U.S. Quality Dividend Growth Fund (DNL)

March 31, 2022

Investments	Shares	Value

Portugal – 0.5%

Jeronimo Martins SGPS SA	124,723	$3,015,539

Russia – 0.0%

Evraz PLC†	243,480	0

Lukoil PJSC, ADR†	70,640	0

Magnitogorsk Iron & Steel Works PJSC, GDR†(c)	54,588	0

MMC Norilsk Nickel PJSC, ADR†	162,102	0

Novatek PJSC, GDR†(c)	9,747	0

PhosAgro PJSC, GDR†(c)	25,677	0

Total Russia		0

South Africa – 2.3%

Anglo American Platinum Ltd.	16,279	2,235,356

Capitec Bank Holdings Ltd.	8,816	1,412,702

Clicks Group Ltd.	33,285	703,968

Gold Fields Ltd.	163,099	2,545,405

Impala Platinum Holdings Ltd.(a)	344,417	5,303,963

Mr. Price Group Ltd.	43,056	637,950

Total South Africa		12,839,344

South Korea – 0.5%

Coway Co. Ltd.	4,170	235,671

DB HiTek Co. Ltd.	4,026	248,791

Fila Holdings Corp.	1,745	45,279

Kumho Petrochemical Co. Ltd.	1,791	229,038

LG Household & Health Care Ltd.	183	129,544

Macquarie Korea Infrastructure Fund	131,830	1,490,096

Seegene, Inc.	9,949	419,450

Total South Korea		2,797,869

Spain – 2.8%

Cie Automotive SA	29,812	685,299

Industria de Diseno Textil SA	691,523	15,219,192

Laboratorios Farmaceuticos Rovi SA	3,280	245,246

Total Spain		16,149,737

Sweden – 2.5%

AddLife AB, Class B	5,423	153,157

AddTech AB, Class B	16,850	329,066

Atlas Copco AB, Class B	85,660	3,947,783

Epiroc AB, Class B	66,731	1,221,213

EQT AB(a)	74,887	2,990,048

Evolution AB(b)	14,179	1,472,916

Hexpol AB	66,452	658,573

HMS Networks AB	1,139	54,021

Husqvarna AB, Class B	108,988	1,153,804

Instalco AB	11,462	87,127

Lagercrantz Group AB, Class B	25,630	293,719

Lifco AB, Class B	44,345	1,146,287

Mycronic AB	12,757	240,920

Thule Group AB(a)(b)	14,098	567,284

Troax Group AB	4,101	108,252

Vitrolife AB	1,092	36,512

Total Sweden		14,460,682

Switzerland – 8.5%

EMS-Chemie Holding AG, Registered Shares	3,599	3,525,671

Kuehne + Nagel International AG, Registered Shares	21,904	6,262,366

Logitech International SA, Registered Shares	19,896	1,496,119

Partners Group Holding AG	6,435	8,066,039

Roche Holding AG, Bearer Shares	45,648	20,089,584

Schindler Holding AG, Participation Certificate	6,210	1,342,885

SFS Group AG	7,980	1,116,896

STMicroelectronics NV	72,683	3,203,291

Straumann Holding AG, Registered Shares	577	932,041

Temenos AG, Registered Shares	5,207	503,584

VAT Group AG(b)	3,744	1,441,862

Total Switzerland		47,980,338

Taiwan – 7.8%

Accton Technology Corp.	113,000	877,528

Advantech Co. Ltd.	46,496	599,629

Chicony Electronics Co. Ltd.	339,000	1,062,499

Eclat Textile Co. Ltd.	30,283	504,690

Elite Material Co. Ltd.	37,000	333,176

Feng TAY Enterprise Co. Ltd.	117,620	786,145

Giant Manufacturing Co. Ltd.	29,000	263,669

Lotes Co. Ltd.	8,000	195,732

Macronix International Co. Ltd.	533,000	745,975

Makalot Industrial Co. Ltd.	13,000	93,241

MediaTek, Inc.	414,000	13,076,802

Merida Industry Co. Ltd.	16,000	141,284

Micro-Star International Co. Ltd.	142,000	644,294

momo.com, Inc.	2,600	85,392

Nien Made Enterprise Co. Ltd.	29,000	340,593

Novatek Microelectronics Corp.	119,000	1,771,408

Realtek Semiconductor Corp.	96,000	1,442,438

Taiwan Semiconductor Manufacturing Co. Ltd.	1,001,000	20,857,442

Wan Hai Lines Ltd.	25,000	138,300

Wiwynn Corp.	15,000	534,004

Total Taiwan		44,494,241

Thailand – 0.2%

Carabao Group PCL, NVDR	52,100	169,227

Home Product Center PCL, NVDR	336,200	160,770

Krungthai Card PCL, NVDR	103,800	191,991

Muangthai Capital PCL, NVDR	75,000	118,421

Srisawad Corp. PCL, NVDR	132,600	227,314

Total Thailand		867,723

Turkey – 0.5%

BIM Birlesik Magazalar AS	214,514	1,237,996

Coca-Cola Icecek AS	1,380	11,027

Ford Otomotiv Sanayi AS	17,284	351,978

Iskenderun Demir ve Celik AS	79,996	149,436

Tofas Turk Otomobil Fabrikasi AS	9,673	51,340

Turk Telekomunikasyon AS(a)	536,935	381,440

Turkcell Iletisim Hizmetleri AS	380,506	584,725

Total Turkey		2,767,942

See Notes to Financial Statements.

64	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Global ex-U.S. Quality Dividend Growth Fund (DNL)

March 31, 2022

Investments	Shares	Value

United Kingdom – 11.6%

Anglo American PLC	740,028	$38,706,381

Antofagasta PLC	307,376	6,770,744

Ashtead Group PLC	38,679	2,461,288

Auto Trader Group PLC(b)	121,524	1,012,509

Computacenter PLC	29,955	1,160,333

Dunelm Group PLC	59,096	848,894

Electrocomponents PLC	94,376	1,346,981

Ferrexpo PLC	636,421	1,562,766

Fevertree Drinks PLC	14,446	340,654

Fresnillo PLC	206,337	1,994,085

Games Workshop Group PLC	1,605	153,526

Gamma Communications PLC	8,339	148,663

Greggs PLC	1,389	45,007

Howden Joinery Group PLC	119,914	1,212,240

Impax Asset Management Group PLC	11,557	150,644

Kainos Group PLC	16,470	286,896

Pagegroup PLC	24,368	157,982

Rightmove PLC	116,932	974,250

Softcat PLC	34,515	774,369

Spirax-Sarco Engineering PLC	6,510	1,074,424

Synthomer PLC	127,748	514,017

Taylor Wimpey PLC	2,069,600	3,561,496

Victrex PLC	18,602	448,210

Total United Kingdom		65,706,359

United States – 0.0%

JS Global Lifestyle Co. Ltd.(a)(b)	84,500	99,375
TOTAL COMMON STOCKS (Cost: $535,046,418)		564,371,921

EXCHANGE-TRADED FUNDS – 0.1%

United States – 0.1%

WisdomTree Emerging Markets High Dividend Fund(d)	3,811	166,769

WisdomTree International Equity Fund(a)(d)	4,672	246,448
TOTAL EXCHANGE-TRADED FUNDS (Cost: $399,983)		413,217

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.7%

United States – 0.7%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.25%(e)

(Cost: $4,393,392)	4,393,392	4,393,392

TOTAL INVESTMENTS IN SECURITIES – 100.3% (Cost: $539,839,793)		569,178,530

Other Assets less Liabilities – (0.3)%		(1,939,744)

NET ASSETS – 100.0%		$567,238,786

*	Non-income producing security.

†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $0, which represents 0.0% of net assets.

(a)

Security, or portion thereof, was on loan at March 31, 2022 (See Note 2). At March 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $43,934,988 and the total market value of the collateral held by the Fund was $46,773,193. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $42,379,801.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(d)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(e)	Rate shown represents annualized 7-day yield as of March 31, 2022.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2022 were as follows:

Affiliate	Value at 3/31/2021	Purchases/ Additions	Sales/ Reductions	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2022	Dividend Income
WisdomTree Emerging Markets High Dividend Fund	$55,849	$18,737,451	$18,404,913	$(229,189)	$7,571	$166,769	$37,471
WisdomTree International Equity Fund	82,296	19,044,599	18,780,938	(105,125)	5,616	246,448	31,598
Total	$138,145	$37,782,050	$37,185,851	$(334,314)	$13,187	$413,217	$69,069

See Notes to Financial Statements.

WisdomTree Trust	65

Schedule of Investments (continued)

WisdomTree Global ex-U.S. Quality Dividend Growth Fund (DNL)

March 31, 2022

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC — OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America NA	4/1/2022	71,054,160	KRW	58,630	USD	$—	$(7)
Bank of America NA	4/1/2022	23,684,700	KRW	19,543	USD	—	(2)
Bank of America NA	4/1/2022	25,925,725	TWD	905,481	USD	—	(616)
Citibank NA	4/1/2022	64,000	HKD	8,176	USD	—	(4)
Goldman Sachs	4/1/2022	2,540,710	HKD	324,608	USD	—	(181)
JP Morgan Chase Bank NA	4/1/2022	8,641,907	TWD	302,249	USD	—	(628)
JP Morgan Chase Bank NA	4/4/2022	1,088,856	BRL	229,247	USD	—	(109)
JP Morgan Chase Bank NA	4/4/2022	3,895,665	HKD	497,445	USD	—	(4)
JP Morgan Chase Bank NA	4/4/2022	1,298,555	HKD	165,815	USD	—	(1)
Merrill Lynch International	4/1/2022	2,173,840	BRL	457,083	USD	380	—
Merrill Lynch International	4/1/2022	36,095	MYR	8,586	USD	—	(2)
Merrill Lynch International	4/1/2022	12,033	MYR	2,862	USD	—	(1)
Merrill Lynch International	4/4/2022	3,266,485	BRL	687,739	USD	—	(340)
State Street Bank and Trust	4/1/2022	48,600	USD	1,389,000	TWD	121	—
State Street Bank and Trust	4/5/2022	194,062	PHP	3,751	USD	—	(0)^
						$501	$(1,895)

^	Amount represents less than $1.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Assets:
Investments in Securities
Common Stocks
Russia	$—	$—	$0	*	$0
Other	564,371,921	—	—		564,371,921
Exchange-Traded Funds	413,217	—	—		413,217
Investment of Cash Collateral for Securities Loaned	—	4,393,392	—		4,393,392
Total Investments in Securities	$564,785,138	$4,393,392	$0		$569,178,530
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$501	$—		$501
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(1,895)	$—		$(1,895)
Total – Net	$564,785,138	$4,391,998	$0		$569,177,136

*	Securities are being fair valued using significant unobservable inputs by the Pricing Committee.
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

66	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Global ex-U.S. Quality Dividend Growth Fund (DNL)

March 31, 2022

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stocks

Russia
Balance as of March 31, 2021	$—
Realized gain (loss)	(106,316)
Change in unrealized appreciation (depreciation)	(18,023,790)
Purchases	20,297,481
Sales	(2,167,375)
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of March 31, 2022	$0
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2022 is:	$(18,023,790)

See Notes to Financial Statements.

WisdomTree Trust	67

Schedule of Investments

WisdomTree Global ex-U.S. Real Estate Fund (DRW)

March 31, 2022

Investments	Shares	Value

COMMON STOCKS – 99.5%

Australia – 11.7%

Abacus Property Group(a)	44,960	$111,755

BWP Trust	46,682	141,275

Centuria Industrial REIT	44,568	128,518

Charter Hall Group	28,500	353,348

Charter Hall Long Wale REIT	51,428	205,458

Charter Hall Retail REIT	67,036	211,934

Cromwell Property Group(a)	344,935	214,994

Dexus	133,982	1,101,721

Goodman Group	87,486	1,503,818

Growthpoint Properties Australia Ltd.	39,523	130,294

Ingenia Communities Group	21,169	80,438

Mirvac Group	355,470	664,681

Shopping Centres Australasia Property Group	121,434	266,277

Stockland	320,604	1,028,034

Waypoint REIT Ltd.	130,920	262,499

Total Australia		6,405,044

Austria – 0.3%

CA Immobilien Anlagen AG	5,985	186,791

Belgium – 2.7%

Aedifica SA	2,700	342,474

Befimmo SA	2,407	126,944

Cofinimmo SA	3,875	569,121

Warehouses De Pauw CVA	10,615	461,801

Total Belgium		1,500,340

Canada – 4.0%

Allied Properties Real Estate Investment Trust	6,283	234,559

Altus Group Ltd.(a)	1,506	60,889

Canadian Apartment Properties REIT	5,578	239,590

Choice Properties Real Estate Investment Trust	29,408	364,701

CT Real Estate Investment Trust	9,192	130,111

Dream Industrial Real Estate Investment Trust	9,808	126,737

First Capital Real Estate Investment Trust	13,125	188,618

FirstService Corp.	629	91,063

Granite Real Estate Investment Trust	2,312	178,400

InterRent Real Estate Investment Trust	5,505	70,474

Killam Apartment Real Estate Investment Trust	6,489	111,280

NorthWest Healthcare Properties Real Estate Investment Trust	11,328	124,884

Summit Industrial Income REIT	6,642	117,094

Tricon Residential, Inc.(a)	10,939	174,019

Total Canada		2,212,419

Chile – 0.2%

Cencosud Shopping SA	55,611	65,241

Parque Arauco SA*	37,706	39,482

Total Chile		104,723

China – 14.1%

Agile Group Holdings Ltd.(a)	420,000	212,912

C&D International Investment Group Ltd.(a)	53,860	117,604

Central China Real Estate Ltd.(a)	262,000	25,426

China Aoyuan Group Ltd.(a)	234,000	35,258

China Jinmao Holdings Group Ltd.	645,000	191,901

China Overseas Grand Oceans Group Ltd.	214,000	125,699

China Overseas Land & Investment Ltd.	431,549	1,292,211

China Resources Land Ltd.	332,000	1,547,361

China SCE Group Holdings Ltd.(a)	278,000	50,407

China Vanke Co. Ltd., Class H	175,900	398,456

CIFI Holdings Group Co. Ltd.	533,900	314,283

Country Garden Holdings Co. Ltd.(a)	1,048,972	807,685

Dexin China Holdings Co. Ltd.*(a)	182,000	69,719

Greentown China Holdings Ltd.	38,500	70,399

Hopson Development Holdings Ltd.(a)	77,880	148,174

Jiayuan International Group Ltd.(a)	140,000	28,067

KWG Group Holdings Ltd.(a)	344,500	142,526

Logan Group Co. Ltd.(a)	129,000	36,733

Longfor Group Holdings Ltd.(b)	172,500	887,677

Midea Real Estate Holding Ltd.(a)(b)	53,600	107,728

Powerlong Real Estate Holdings Ltd.(a)	202,000	53,393

Redsun Properties Group Ltd.(a)	154,000	51,324

Seazen Group Ltd.*	222,000	119,626

Shenzhen Investment Ltd.	440,000	98,322

Shimao Group Holdings Ltd.(a)	127,000	71,678

Sunac China Holdings Ltd.(a)	255,271	149,289

Times China Holdings Ltd.(a)	158,000	52,657

Wharf Holdings Ltd.	60,872	185,770

Yanlord Land Group Ltd.	105,600	96,755

Yuexiu Property Co. Ltd.	179,800	178,850

Yuzhou Group Holdings Co. Ltd.(a)	497,163	25,711

Zhenro Properties Group Ltd.(a)	104,700	8,155

Zhongliang Holdings Group Co. Ltd.(a)	141,000	38,890

Total China		7,740,646

Finland – 0.4%

Kojamo Oyj(a)	8,362	202,641

France – 1.9%

Gecina SA	5,680	722,359

Nexity SA	8,254	292,964

Total France		1,015,323

Germany – 8.4%

alstria office REIT AG	26,400	361,593

Deutsche Wohnen SE, Bearer Shares	24,234	819,705

LEG Immobilien SE	6,662	765,338

PATRIZIA AG	2,085	39,577

TAG Immobilien AG	14,962	342,106

Vonovia SE	48,714	2,293,272

Total Germany		4,621,591

Hong Kong – 13.4%

Champion REIT(a)	296,000	134,556

Hang Lung Group Ltd.	85,649	181,985

Hang Lung Properties Ltd.	154,283	311,269

Henderson Land Development Co. Ltd.	186,915	778,077

Hui Xian Real Estate Investment Trust	478,634	85,954

Hysan Development Co. Ltd.	79,115	231,342

See Notes to Financial Statements.

68	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Global ex-U.S. Real Estate Fund (DRW)

March 31, 2022

Investments	Shares	Value

Kowloon Development Co. Ltd.	74,000	$99,216

Link REIT	222,714	1,905,386

New World Development Co. Ltd.	167,013	679,235

Sino Land Co. Ltd.	369,735	479,673

Sun Hung Kai Properties Ltd.	174,310	2,083,333

Swire Properties Ltd.	102,941	255,795

Yuexiu Real Estate Investment Trust(a)	223,900	96,348

Total Hong Kong		7,322,169

India – 0.1%

Embassy Office Parks REIT	15,098	74,070

Israel – 1.2%

Alony Hetz Properties & Investments Ltd.	11,560	192,458

Amot Investments Ltd.	33,418	251,532

Azrieli Group Ltd.	1,459	128,835

Mivne Real Estate KD Ltd.	28,113	110,118

Total Israel		682,943

Italy – 0.2%

Cromwell European Real Estate Investment Trust	48,760	123,696

Japan – 14.0%

Aeon Mall Co. Ltd.(a)	5,430	72,788

Daito Trust Construction Co. Ltd.	14,500	1,551,843

Daiwa House Industry Co. Ltd.	51,900	1,368,749

GLP J-REIT	281	429,227

Heiwa Real Estate Co. Ltd.(a)	2,600	84,721

Hulic Co. Ltd.(a)	37,900	343,793

Ichigo, Inc.	12,800	33,219

Japan Metropolitan Fund Invest	623	528,684

Katitas Co. Ltd.	2,100	58,480

Mitsubishi Estate Co. Ltd.	57,389	860,067

Mitsui Fudosan Co. Ltd.	51,008	1,101,058

Nomura Real Estate Holdings, Inc.	10,965	264,967

Open House Group Co. Ltd.	5,300	236,671

Relo Group, Inc.	3,200	48,326

Starts Corp., Inc.	2,600	51,390

Sumitomo Realty & Development Co. Ltd.	13,979	390,318

Tokyo Tatemono Co. Ltd.	17,000	256,873

Total Japan		7,681,174

Malaysia – 0.4%

IGB Real Estate Investment Trust	145,100	52,798

KLCCP Stapled Group	53,600	83,624

Sunway Real Estate Investment Trust	201,596	67,602

Total Malaysia		204,024

Mexico – 0.5%

PLA Administradora Industrial S de RL de CV	103,695	145,647

Prologis Property Mexico SA de CV	46,057	119,935

Total Mexico		265,582

Norway – 0.8%

Entra ASA(b)	20,504	414,348

Philippines – 0.4%

Robinsons Land Corp.	150,247	59,524

SM Prime Holdings, Inc.	185,375	135,596

Total Philippines		195,120

Singapore – 9.7%

Ascendas India Trust	119,500	105,076

Ascendas Real Estate Investment Trust	337,636	730,981

Ascott Residence Trust(a)	248,688	207,646

CapitaLand Integrated Commercial Trust	457,198	760,111

Capitaland Investment Ltd.*	230,289	678,947

City Developments Ltd.(a)	19,403	112,832

Frasers Centrepoint Trust	53,018	95,588

Frasers Logistics & Commercial Trust	91,600	98,819

Keppel DC REIT(a)	90,504	152,473

Keppel REIT	203,700	183,629

Manulife U.S. Real Estate Investment Trust	224,072	151,249

Mapletree Commercial Trust	132,720	185,348

Mapletree Industrial Trust	188,509	374,692

Mapletree Logistics Trust	329,458	450,362

Mapletree North Asia Commercial Trust	241,700	219,670

OUE Commercial Real Estate Investment Trust(a)	237,300	73,644

Parkway Life Real Estate Investment Trust	44,500	154,542

SPH REIT	100,600	72,104

Suntec Real Estate Investment Trust	269,528	348,523

UOL Group Ltd.	26,400	137,330

Total Singapore		5,293,566

Spain – 1.1%

Inmobiliaria Colonial Socimi SA	17,223	157,905

Merlin Properties Socimi SA	39,582	466,173

Total Spain		624,078

Sweden – 3.2%

Atrium Ljungberg AB, Class B	5,885	121,560

Castellum AB(a)	30,363	760,101

Catena AB	1,738	106,114

Fabege AB(a)	16,453	246,281

Hufvudstaden AB, Class A	9,091	130,472

Samhallsbyggnadsbolaget i Norden AB(a)	21,516	97,544

Wallenstam AB, Class B	3,665	53,838

Wihlborgs Fastigheter AB	11,805	249,923

Total Sweden		1,765,833

Switzerland – 3.5%

Allreal Holding AG, Registered Shares	1,639	353,002

PSP Swiss Property AG, Registered Shares	3,125	412,931

Swiss Prime Site AG, Registered Shares	11,725	1,162,626

Total Switzerland		1,928,559

Taiwan – 0.6%

Farglory Land Development Co. Ltd.	81,000	193,372

Ruentex Development Co. Ltd.	53,200	147,244

Total Taiwan		340,616

See Notes to Financial Statements.

WisdomTree Trust	69

Schedule of Investments (concluded)

WisdomTree Global ex-U.S. Real Estate Fund (DRW)

March 31, 2022

Investments	Shares	Value

Thailand – 0.6%

Central Pattana PCL, NVDR	63,974	$113,518

Supalai PCL, NVDR	143,300	93,522

WHA Corp. PCL, NVDR	967,100	98,310

Total Thailand		305,350

United Kingdom – 6.1%

Assura PLC	300,883	265,030

Big Yellow Group PLC	10,610	214,574

CLS Holdings PLC	17,863	47,274

Grainger PLC	25,677	98,718

Great Portland Estates PLC	12,522	117,388

Londonmetric Property PLC	70,452	255,834

Primary Health Properties PLC(a)	86,339	168,585

Safestore Holdings PLC	15,969	281,743

Secure Income REIT PLC	39,551	235,639

Segro PLC	57,534	1,019,245

Tritax Big Box REIT PLC	150,108	477,893

Workspace Group PLC	17,648	159,168

Total United Kingdom		3,341,091
TOTAL COMMON STOCKS (Cost: $55,201,628)		54,551,737

RIGHTS – 0.0%

Austria – 0.0%

CA Immobilien Anlagen AG*†
(Cost: $0)	5,761	0

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 1.9%

United States – 1.9%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.25%(c)
(Cost: $1,066,023)	1,066,023	1,066,023

TOTAL INVESTMENTS IN SECURITIES – 101.4% (Cost: $56,267,651)		55,617,760

Other Assets less Liabilities – (1.4)%		(767,443)

NET ASSETS – 100.0%		$54,850,317
*	Non-income producing security.

†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $0, which represents 0.0% of net assets.

(a)

Security, or portion thereof, was on loan at March 31, 2022 (See Note 2). At March 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $4,808,028 and the total market value of the collateral held by the Fund was $5,182,470. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $4,116,447.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2022.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation		Unrealized Depreciation
Bank of America NA	4/1/2022	1,425	AUD	1,067	USD	$3		$—
Bank of America NA	4/1/2022	12,766	CHF	13,821	USD	51		—
Deutsche Bank AG	4/1/2022	210	SGD	155	USD	0	^	—
						$54		$—

^	Amount represents less than $1.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Assets:
Investments in Securities
Common Stocks	$54,551,737	$—	$—		$54,551,737
Rights	—	—	0	*	0
Investment of Cash Collateral for Securities Loaned	—	1,066,023	—		1,066,023
Total Investments in Securities	$54,551,737	$1,066,023	$0		$55,617,760
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$54	$—		$54
Total – Net	$54,551,737	$1,066,077	$0		$55,617,814
*	Securities are being fair valued using significant unobservable inputs by the Pricing Committee.

[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

70	WisdomTree Trust

Schedule of Investments

WisdomTree Global High Dividend Fund (DEW)

March 31, 2022

Investments	Shares	Value

COMMON STOCKS – 99.4%

Australia – 4.2%

Alumina Ltd.	6,972	$10,524

APA Group(a)	4,381	35,103

Atlas Arteria Ltd.	6,286	30,919

Australia & New Zealand Banking Group Ltd.	5,350	110,885

Bendigo & Adelaide Bank Ltd.(a)	2,763	21,350

BHP Group Ltd.	27,974	1,087,116

Coles Group Ltd.	3,653	49,131

Commonwealth Bank of Australia	4,365	346,703

Fortescue Metals Group Ltd.	18,309	284,057

GPT Group	9,051	35,208

Growthpoint Properties Australia Ltd.	4,940	16,285

Insurance Australia Group Ltd.(a)	5,625	18,501

JB Hi-Fi Ltd.(a)	480	19,544

Magellan Financial Group Ltd.(a)	733	8,774

Medibank Pvt Ltd.	9,592	22,186

Mineral Resources Ltd.	941	37,247

Mirvac Group	9,195	17,193

National Australia Bank Ltd.	7,704	187,155

Newcrest Mining Ltd.	1,503	30,181

Scentre Group	13,651	31,266

Stockland	8,020	25,717

Suncorp Group Ltd.	5,342	44,609

Telstra Corp. Ltd.	42,281	125,734

Vicinity Centres	16,542	23,167

Wesfarmers Ltd.	3,218	121,819

Westpac Banking Corp.(a)	6,314	114,934

Worley Ltd.	1,544	14,969

Total Australia		2,870,277

Austria – 0.2%

BAWAG Group AG*(b)	614	31,398

Oesterreichische Post AG(a)	286	10,247

OMV AG	845	40,795

Strabag SE, Bearer Shares	1,011	40,777

Telekom Austria AG*	2,090	16,278

Total Austria		139,495

Belgium – 0.1%

Cofinimmo SA	116	17,037

Etablissements Franz Colruyt NV	245	10,223

Proximus SADP	1,249	23,416

Solvay SA(a)	216	21,500

Telenet Group Holding NV	788	25,619

Total Belgium		97,795

Brazil – 1.9%

B3 SA – Brasil Bolsa Balcao	24,190	79,972

Banco Bradesco SA	6,526	25,091

Banco do Brasil SA	5,952	43,463

Cia Siderurgica Nacional SA	3,038	16,641

Engie Brasil Energia SA	2,812	25,588

Gerdau SA	1,013	5,129

JBS SA	4,050	31,731

Petroleo Brasileiro SA	25,990	192,739

Telefonica Brasil SA	2,363	26,698

Transmissora Alianca de Energia Eletrica SA	3,038	28,220

Vale SA	38,736	779,293

Vibra Energia SA	6,455	31,759

Total Brazil		1,286,324

Canada – 4.9%

Algonquin Power & Utilities Corp.(a)	1,670	25,925

Allied Properties Real Estate Investment Trust	397	14,821

AltaGas Ltd.(a)	1,556	34,881

B2Gold Corp.	3,664	16,838

Bank of Montreal(a)	1,640	193,155

Bank of Nova Scotia	4,160	298,416

BCE, Inc.(a)	2,597	144,087

Canadian Imperial Bank of Commerce(a)	1,454	176,650

Canadian Natural Resources Ltd.(a)	3,078	190,759

Canadian Utilities Ltd., Class A(a)	693	21,261

Capital Power Corp.(a)	592	19,295

Choice Properties Real Estate Investment Trust	1,292	16,023

Emera, Inc.	673	33,390

Enbridge, Inc.	6,203	285,803

First National Financial Corp.(a)	368	11,941

Fortis, Inc.	959	47,472

Gibson Energy, Inc.(a)	667	13,355

Granite Real Estate Investment Trust	370	28,550

Great-West Lifeco, Inc.	3,273	96,535

H&R Real Estate Investment Trust	1,275	13,321

IGM Financial, Inc.	1,088	38,475

Keyera Corp.(a)	791	20,069

Manulife Financial Corp.	6,451	137,692

National Bank of Canada(a)	710	54,473

Pembina Pipeline Corp.(a)	1,696	63,777

Power Corp. of Canada(a)	1,969	61,007

Restaurant Brands International, Inc.(a)	594	34,735

RioCan Real Estate Investment Trust	1,463	29,552

Rogers Communications, Inc., Class B	917	51,949

Royal Bank of Canada	3,445	379,624

Shaw Communications, Inc., Class B	934	29,013

SmartCentres Real Estate Investment Trust	896	23,550

Sun Life Financial, Inc.(a)	1,292	72,200

Suncor Energy, Inc.	2,155	70,220

TC Energy Corp.(a)	2,521	142,313

TELUS Corp.	3,156	82,523

Toronto-Dominion Bank	5,042	400,397

TransAlta Renewables, Inc.(a)	966	14,292

Total Canada		3,388,339

Chile – 0.1%

Banco Santander Chile	281,476	15,849

Cencosud SA	16,921	33,329

Empresas CMPC SA	7,994	14,801

Total Chile		63,979

China – 3.1%

Agricultural Bank of China Ltd., Class H	142,074	54,606

Anhui Conch Cement Co. Ltd., Class H	4,000	20,584

See Notes to Financial Statements.

WisdomTree Trust	71

Schedule of Investments (continued)

WisdomTree Global High Dividend Fund (DEW)

March 31, 2022

Investments	Shares	Value

Bank of China Ltd., Class H	558,000	$224,443

Bank of Communications Co. Ltd., Class H	103,000	73,915

BOC Hong Kong Holdings Ltd.	30,000	113,773

China CITIC Bank Corp. Ltd., Class H	52,000	26,361

China Construction Bank Corp., Class H	615,536	462,945

China Everbright Environment Group Ltd.	16,000	9,684

China Hongqiao Group Ltd.(a)	13,500	18,031

China Life Insurance Co. Ltd., Class H	34,000	52,272

China Merchants Port Holdings Co. Ltd.	8,000	14,506

China National Building Material Co. Ltd., Class H	14,000	17,412

China Pacific Insurance Group Co. Ltd., Class H	9,200	22,461

China Petroleum & Chemical Corp., Class H	124,000	62,226

China Resources Land Ltd.	8,000	37,286

China Shenhua Energy Co. Ltd., Class H	23,500	75,319

China Vanke Co. Ltd., Class H	7,500	16,989

CIFI Holdings Group Co. Ltd.	24,000	14,128

CITIC Ltd.	27,000	30,029

Country Garden Holdings Co. Ltd.(a)	31,668	24,384

Guangdong Investment Ltd.	12,000	16,426

Haitong Securities Co. Ltd., Class H	24,000	18,326

Hengan International Group Co. Ltd.(a)	3,000	13,867

Industrial & Commercial Bank of China Ltd., Class H	402,000	246,906

Kingboard Holdings Ltd.	3,000	14,595

Lenovo Group Ltd.(a)	16,000	17,407

Longfor Group Holdings Ltd.(b)	4,500	23,157

New China Life Insurance Co. Ltd., Class H	4,600	12,864

People’s Insurance Co. Group of China Ltd., Class H	53,000	17,393

PetroChina Co. Ltd., Class H	116,000	60,137

PICC Property & Casualty Co. Ltd., Class H	24,000	24,578

Ping An Insurance Group Co. of China Ltd., Class H	16,000	113,696

Postal Savings Bank of China Co. Ltd., Class H(a)(b)	28,000	22,703

Sinopharm Group Co. Ltd., Class H	8,800	20,091

SITC International Holdings Co. Ltd.	7,000	24,804

Tingyi Cayman Islands Holding Corp.	14,000	23,597

Wilmar International Ltd.	15,300	53,248

Xinyi Glass Holdings Ltd.	12,000	29,114

Total China		2,124,263

Denmark – 0.1%

Tryg A/S	1,832	45,010

Finland – 0.6%

Elisa Oyj	480	29,171

Fortum Oyj	2,813	51,737

Nokian Renkaat Oyj	540	8,877

Nordea Bank Abp(a)	20,816	217,331

Orion Oyj, Class B(a)	291	13,324

Sampo Oyj, Class A	992	48,984

TietoEVRY Oyj(a)	405	10,878

UPM-Kymmene Oyj(a)	1,235	40,757

Valmet Oyj(a)	381	11,959

Total Finland		433,018

France – 2.1%

ALD SA(b)	1,857	24,877

Amundi SA(b)	460	31,835

AXA SA	11,297	333,912

BNP Paribas SA	2,917	168,544

Bouygues SA	1,008	35,475

Covivio(a)	278	22,314

Credit Agricole SA	9,884	119,718

Danone SA	1,217	67,745

Eiffage SA	206	21,371

Engie SA(a)	5,736	76,165

Eutelsat Communications SA	1,089	11,928

ICADE	265	17,205

Klepierre SA*(a)	800	21,523

Metropole Television SA	1,047	20,829

Nexity SA	306	10,861

Orange SA	12,768	152,065

Publicis Groupe SA	755	46,421

Sanofi	2,439	251,049

Total France		1,433,837

Germany – 1.7%

Allianz SE, Registered Shares	984	237,089

BASF SE	2,374	136,721

Bayer AG, Registered Shares	2,087	144,202

Deutsche Telekom AG, Registered Shares	9,112	171,665

DWS Group GmbH & Co. KGaA(b)	599	22,167

E.ON SE	9,138	107,185

Evonik Industries AG	1,190	33,340

Freenet AG	819	22,144

Hannover Rueck SE	255	43,793

HeidelbergCement AG	424	24,371

Hochtief AG	227	15,457

METRO AG*	1,865	16,738

Muenchener Rueckversicherungs – Gesellschaft AG in Muenchen, Registered Shares	282	76,245

Talanx AG	600	26,717

Vonovia SE	1,279	60,210

Total Germany		1,138,044

Hong Kong – 0.8%

Bank of East Asia Ltd.	14,600	22,931

CLP Holdings Ltd.	8,500	82,868

Hang Lung Properties Ltd.	16,000	32,280

Hang Seng Bank Ltd.	5,600	108,119

Henderson Land Development Co. Ltd.	15,100	62,857

Hysan Development Co. Ltd.	3,000	8,773

Link REIT	4,500	38,499

Power Assets Holdings Ltd.	10,500	68,446

Sino Land Co. Ltd.	30,000	38,920

Sun Hung Kai Properties Ltd.	6,000	71,711

Swire Pacific Ltd., Class A	2,000	12,233

Swire Properties Ltd.	13,000	32,303

Total Hong Kong		579,940

India – 0.4%

Ambuja Cements Ltd.	3,895	15,382

Bharat Petroleum Corp. Ltd.	8,551	40,551

Coal India Ltd.	6,762	16,335

See Notes to Financial Statements.

72	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Global High Dividend Fund (DEW)

March 31, 2022

Investments	Shares	Value

Hindustan Petroleum Corp. Ltd.	4,641	$16,497

ITC Ltd.	11,891	39,333

NTPC Ltd.	18,615	33,164

Power Finance Corp. Ltd.	11,391	16,927

Power Grid Corp. of India Ltd.	15,833	45,300

REC Ltd.	6,682	10,851

Vedanta Ltd.	6,795	36,170

Total India		270,510

Indonesia – 0.1%

Bank Mandiri Persero Tbk PT	45,800	25,192

Telkom Indonesia Persero Tbk PT	201,200	64,160

Total Indonesia		89,352

Italy – 1.4%

A2A SpA(a)	12,888	22,291

ACEA SpA	673	12,483

Assicurazioni Generali SpA(a)	6,067	140,207

Azimut Holding SpA	611	14,365

Banca Mediolanum SpA	3,268	28,202

Enel SpA	27,476	185,506

Eni SpA	9,773	144,558

Intesa Sanpaolo SpA	64,102	148,602

Iren SpA	5,017	13,420

Italgas SpA	3,791	24,566

Poste Italiane SpA(b)	2,568	29,487

Snam SpA(a)	13,340	77,657

Terna – Rete Elettrica Nazionale(a)	6,767	58,623

Unipol Gruppo SpA	2,298	12,733

UnipolSai Assicurazioni SpA(a)	11,291	33,744

Total Italy		946,444

Japan – 4.3%

Aisin Corp.	600	20,737

Canon, Inc.(a)	2,300	56,716

Chubu Electric Power Co., Inc.(a)	2,100	21,852

Chugoku Electric Power Co., Inc.(a)	1,700	11,863

Concordia Financial Group Ltd.	6,500	24,527

Daito Trust Construction Co. Ltd.	200	21,405

Daiwa House Industry Co. Ltd.	1,000	26,373

ENEOS Holdings, Inc.	12,500	47,168

Haseko Corp.(a)	1,100	12,751

Honda Motor Co. Ltd.	3,300	94,806

Hulic Co. Ltd.(a)	1,800	16,328

Idemitsu Kosan Co. Ltd.(a)	900	25,026

Inpex Corp.	2,400	28,474

Isuzu Motors Ltd.	1,600	20,933

Japan Post Holdings Co. Ltd.	10,500	77,719

Japan Post Insurance Co. Ltd.	1,700	29,917

Japan Tobacco, Inc.	10,600	182,307

JFE Holdings, Inc.(a)	1,600	22,713

Kajima Corp.	1,700	20,883

Kansai Electric Power Co., Inc.	2,700	25,560

KDDI Corp.	6,100	201,281

Marubeni Corp.	3,869	45,456

Mitsubishi Corp.	2,800	106,141

Mitsubishi HC Capital, Inc.	4,700	22,072

Mitsubishi Heavy Industries Ltd.	700	23,184

Mitsubishi UFJ Financial Group, Inc.	29,300	183,537

Mitsui OSK Lines Ltd.(a)	2,100	59,172

Mizuho Financial Group, Inc.	6,130	79,141

MS&AD Insurance Group Holdings, Inc.	1,200	39,329

Nintendo Co. Ltd.	200	101,619

Nippon Steel Corp.	1,800	32,196

Nippon Telegraph & Telephone Corp.	11,000	321,277

Nippon Yusen KK	600	53,191

Resona Holdings, Inc.	7,300	31,522

SBI Holdings, Inc.(a)	500	12,770

Sekisui House Ltd.	1,600	31,255

Shimizu Corp.(a)	2,100	12,717

SoftBank Corp.	21,900	257,658

Sompo Holdings, Inc.	1,100	48,767

Sumitomo Chemical Co. Ltd.	3,800	17,595

Sumitomo Corp.	2,986	52,130

Sumitomo Metal Mining Co. Ltd.	600	30,466

Sumitomo Mitsui Financial Group, Inc.(a)	3,400	109,444

Sumitomo Mitsui Trust Holdings, Inc.(a)	900	29,668

Sumitomo Rubber Industries Ltd.	1,100	10,187

Taisei Corp.	900	26,212

Takeda Pharmaceutical Co. Ltd.(a)	4,700	135,453

Tokio Marine Holdings, Inc.	1,100	64,600

Tosoh Corp.	800	11,956

Yamaha Motor Co. Ltd.	1,000	22,707

Total Japan		2,960,761

Malaysia – 0.3%

Hartalega Holdings Bhd	8,900	10,266

Malayan Banking Bhd	45,100	95,890

Petronas Gas Bhd	7,900	31,301

Public Bank Bhd	41,500	46,092

Sime Darby Bhd	21,700	12,386

Tenaga Nasional Bhd	7,700	16,481

Total Malaysia		212,416

Mexico – 0.3%

Arca Continental SAB de CV	2,925	19,838

Coca-Cola Femsa SAB de CV	5,412	29,725

Fibra Uno Administracion SA de CV	18,452	21,559

Grupo Aeroportuario del Pacifico SAB de CV, Class B*	1,574	25,463

Grupo Mexico SAB de CV, Series B	17,327	103,396

Orbia Advance Corp. SAB de CV	5,026	13,234

Total Mexico		213,215

Netherlands – 0.5%

ASR Nederland NV	435	20,439

ING Groep NV	7,432	78,649

Koninklijke Ahold Delhaize NV	1,826	59,153

Koninklijke KPN NV	16,186	56,603

NN Group NV	1,642	83,785

PostNL NV(a)	4,193	16,142

Randstad NV(a)	553	33,620

See Notes to Financial Statements.

WisdomTree Trust	73

Schedule of Investments (continued)

WisdomTree Global High Dividend Fund (DEW)

March 31, 2022

Investments	Shares	Value

Signify NV(b)	359	$16,948

Total Netherlands		365,339

Norway – 0.5%

AF Gruppen ASA	652	14,913

Aker BP ASA(a)	760	28,735

DNB Bank ASA	3,167	72,475

Gjensidige Forsikring ASA	1,462	36,567

Kongsberg Gruppen ASA	544	21,837

Orkla ASA	2,149	19,258

Salmar ASA	239	19,089

Telenor ASA	6,719	97,396

Yara International ASA	940	47,516

Total Norway		357,786

Poland – 0.1%

Polski Koncern Naftowy Orlen SA	1,035	18,881

Powszechny Zaklad Ubezpieczen SA	2,817	22,882

Total Poland		41,763

Portugal – 0.1%

EDP – Energias de Portugal SA	8,807	43,753

Galp Energia SGPS SA	2,597	33,273

Total Portugal		77,026

Russia – 0.0%

Evraz PLC†	5,263	0

Magnit PJSC, GDR†(c)	2,236	0

Magnitogorsk Iron & Steel Works PJSC, GDR†(c)	1,299	0

MMC Norilsk Nickel PJSC, ADR†	3,215	0

Mobile TeleSystems PJSC, ADR†	3,583	0

Novolipetsk Steel PJSC, GDR†	1,164	0

PhosAgro PJSC, GDR†(c)	746	0

Polyus PJSC, GDR†(c)	166	0

Sberbank of Russia PJSC, ADR†	9,987	0

Severstal PAO, GDR†(c)	1,737	0

Tatneft PJSC, ADR†	439	0

Total Russia		0

Singapore – 0.8%

DBS Group Holdings Ltd.	5,414	143,336

Jardine Cycle & Carriage Ltd.	700	12,946

Keppel Corp. Ltd.	3,800	18,026

NetLink NBN Trust	43,400	31,267

Olam Group Ltd.	10,200	13,190

Oversea-Chinese Banking Corp. Ltd.	11,613	106,232

Singapore Exchange Ltd.	2,300	16,944

Singapore Technologies Engineering Ltd.	10,100	30,747

Singapore Telecommunications Ltd.	25,100	48,963

United Overseas Bank Ltd.	4,713	111,509

Venture Corp. Ltd.(a)	800	10,386

Total Singapore		543,546

South Africa – 0.7%

Anglo American Platinum Ltd.	236	32,406

Exxaro Resources Ltd.	2,246	34,050

FirstRand Ltd.(a)	20,161	106,886

Gold Fields Ltd.	2,071	32,321

Impala Platinum Holdings Ltd.(a)	4,410	67,913

Kumba Iron Ore Ltd.(a)	375	16,819

MultiChoice Group	2,111	19,030

Sanlam Ltd.	5,221	25,797

Sibanye Stillwater Ltd.(a)	15,660	64,087

SPAR Group Ltd.	963	11,184

Standard Bank Group Ltd.(a)	3,178	39,613

Vodacom Group Ltd.	3,811	41,729

Total South Africa		491,835

South Korea – 1.6%

GS Holdings Corp.	325	11,771

Hana Financial Group, Inc.	835	33,481

KB Financial Group, Inc.	1,042	52,700

Korea Electric Power Corp.*	859	16,053

KT&G Corp.	615	40,948

LG Uplus Corp.	896	10,349

Macquarie Korea Infrastructure Fund	2,228	25,184

NH Investment & Securities Co. Ltd.	1,099	10,337

POSCO Holdings, Inc.	172	41,579

Samsung Electronics Co. Ltd.	12,756	732,493

Samsung Fire & Marine Insurance Co. Ltd.	76	13,732

Samsung Securities Co. Ltd.	357	12,341

Shinhan Financial Group Co. Ltd.	1,395	47,764

SK Telecom Co. Ltd.	251	11,783

Woori Financial Group, Inc.	1,647	20,858

Total South Korea		1,081,373

Spain – 0.7%

Acerinox SA	969	10,760

Bankinter SA	2,027	12,008

Cia de Distribucion Integral Logista Holdings SA	815	15,053

Enagas SA(a)	1,101	24,684

Fomento de Construcciones y Contratas SA	945	11,419

Iberdrola SA	14,427	159,238

Mapfre SA	11,585	24,491

Naturgy Energy Group SA(a)	3,689	111,480

Red Electrica Corp. SA	1,645	34,062

Repsol SA	3,948	52,379

Total Spain		455,574

Sweden – 0.4%

Axfood AB(a)	680	22,342

Castellum AB(a)	791	19,802

Electrolux AB, Class B(a)	758	11,639

Lundin Energy AB(a)	908	38,904

Peab AB, Class B	1,268	12,899

Skandinaviska Enskilda Banken AB, Class A	5,299	58,253

Svenska Handelsbanken AB, Class A	3,862	36,012

Tele2 AB, Class B(a)	2,595	39,624

Telia Co. AB(a)	11,677	47,287

Total Sweden		286,762

See Notes to Financial Statements.

74	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Global High Dividend Fund (DEW)

March 31, 2022

Investments	Shares	Value

Switzerland – 1.6%

Adecco Group AG, Registered Shares	775	$35,379

Baloise Holding AG, Registered Shares	117	20,991

Banque Cantonale Vaudoise, Registered Shares	262	22,833

Clariant AG, Registered Shares*(a)	950	16,610

Helvetia Holding AG, Registered Shares	272	35,676

Holcim Ltd., Registered Shares*	1,447	71,214

Novartis AG, Registered Shares	4,848	428,036

PSP Swiss Property AG, Registered Shares	135	17,839

Sulzer AG, Registered Shares(a)	120	10,028

Swiss Life Holding AG, Registered Shares	72	46,490

Swiss Prime Site AG, Registered Shares	180	17,848

Swisscom AG, Registered Shares	159	95,892

Zurich Insurance Group AG	586	290,883

Total Switzerland		1,109,719

Taiwan – 1.8%

Acer, Inc.	22,000	22,997

ASE Technology Holding Co. Ltd.	8,000	28,899

Asia Cement Corp.	19,000	32,229

Asustek Computer, Inc.	4,000	52,144

Catcher Technology Co. Ltd.	3,000	15,130

Cathay Financial Holding Co. Ltd.	31,000	69,787

Chicony Electronics Co. Ltd.	4,000	12,537

China Development Financial Holding Corp.	52,000	34,846

Chunghwa Telecom Co. Ltd.	10,000	44,326

Compal Electronics, Inc.	19,000	17,772

CTBC Financial Holding Co. Ltd.	73,480	75,400

Far Eastern New Century Corp.	10,000	10,610

Far EasTone Telecommunications Co. Ltd.	5,000	12,827

First Financial Holding Co. Ltd.	23,000	22,838

Fubon Financial Holding Co. Ltd.	25,751	68,756

Hon Hai Precision Industry Co. Ltd.	27,000	99,890

Inventec Corp.	17,000	14,655

Lite-On Technology Corp.	18,000	42,783

MediaTek, Inc.	5,000	157,932

Mega Financial Holding Co. Ltd.	27,941	41,836

Novatek Microelectronics Corp.	1,000	14,886

Pegatron Corp.	7,680	19,407

Powertech Technology, Inc.	7,000	23,210

Quanta Computer, Inc.	17,210	53,039

Shanghai Commercial & Savings Bank Ltd.	9,000	15,769

Shin Kong Financial Holding Co. Ltd.	36,000	13,570

SinoPac Financial Holdings Co. Ltd.	52,559	33,753

Synnex Technology International Corp.	14,000	36,794

Taiwan Cement Corp.	21,850	38,054

Taiwan Mobile Co. Ltd.	4,000	14,659

Uni-President Enterprises Corp.	18,000	41,212

Wistron Corp.	16,000	16,613

WPG Holdings Ltd.	11,000	21,500

Yuanta Financial Holding Co. Ltd.	47,000	43,307

Total Taiwan		1,263,967

Thailand – 0.1%

Land & Houses PCL, NVDR	26,700	7,629

PTT Exploration & Production PCL, NVDR	13,000	56,301

PTT PCL, NVDR	19,400	22,463

Siam Cement PCL, NVDR	700	8,063

Tisco Financial Group PCL, NVDR	2,800	8,463

Total Thailand		102,919

Turkey – 0.1%

BIM Birlesik Magazalar AS	2,087	12,044

Eregli Demir ve Celik Fabrikalari TAS	8,954	19,803

Turkcell Iletisim Hizmetleri AS	11,015	16,927

Total Turkey		48,774

United Kingdom – 4.7%

abrdn PLC	12,556	35,527

Admiral Group PLC	1,850	62,430

Anglo American PLC	4,306	225,221

Antofagasta PLC	1,925	42,403

Aviva PLC	15,806	94,086

BAE Systems PLC	9,931	93,805

Barratt Developments PLC	2,738	18,833

BP PLC	46,265	228,644

Direct Line Insurance Group PLC	6,272	22,718

Ferrexpo PLC	6,171	15,153

GlaxoSmithKline PLC	14,941	324,038

Hargreaves Lansdown PLC	945	12,542

HSBC Holdings PLC	38,260	264,671

Imperial Brands PLC	6,423	136,198

J. Sainsbury PLC	4,734	15,751

Kingfisher PLC	4,616	15,522

Land Securities Group PLC	2,236	23,128

Legal & General Group PLC	19,307	69,144

National Grid PLC	10,190	157,297

Rio Tinto PLC	7,873	646,170

Schroders PLC	698	29,694

Severn Trent PLC	684	27,720

Shell PLC	7,130	197,940

SSE PLC	4,216	97,059

St. James’s Place PLC	1,241	23,668

Tate & Lyle PLC	2,425	23,378

Taylor Wimpey PLC	11,592	19,948

Tesco PLC	14,259	51,817

Unilever PLC	5,008	227,815

United Utilities Group PLC	2,673	39,576

Total United Kingdom		3,241,896

United States – 59.1%

3M Co.	4,184	622,914

AbbVie, Inc.	12,333	1,999,303

Agree Realty Corp.(a)	381	25,283

ALLETE, Inc.	352	23,577

Alliant Energy Corp.	1,065	66,541

Altria Group, Inc.	19,716	1,030,161

See Notes to Financial Statements.

WisdomTree Trust	75

Schedule of Investments (continued)

WisdomTree Global High Dividend Fund (DEW)

March 31, 2022

Investments	Shares	Value

Ameren Corp.	988	$92,635

American Campus Communities, Inc.	761	42,593

American Electric Power Co., Inc.	2,571	256,509

American Financial Group, Inc.	831	121,010

Americold Realty Trust	1,151	32,090

Amgen, Inc.	2,807	678,789

Antero Midstream Corp.	6,892	74,916

Apartment Income REIT Corp.	600	32,076

Apollo Global Management, Inc.	1,103	68,375

Artisan Partners Asset Management, Inc., Class A	844	33,211

Associated Banc-Corp.	866	19,710

Atlantic Union Bankshares Corp.	394	14,456

Atmos Energy Corp.	540	64,525

AvalonBay Communities, Inc.	846	210,121

Avangrid, Inc.	1,916	89,554

Avista Corp.	449	20,272

Baker Hughes Co.	3,346	121,828

Bank of Hawaii Corp.	223	18,714

Bank of New York Mellon Corp.	2,857	141,793

Bank OZK	757	32,324

Black Hills Corp.	335	25,802

Blackstone, Inc.	3,926	498,366

Boston Properties, Inc.(a)	763	98,274

Brandywine Realty Trust	2,128	30,090

Bristol-Myers Squibb Co.	11,052	807,128

Brixmor Property Group, Inc.	2,455	63,364

Broadcom, Inc.	1,779	1,120,201

Broadstone Net Lease, Inc.	1,401	30,514

Cabot Corp.	282	19,292

Campbell Soup Co.	1,572	70,064

Cardinal Health, Inc.	1,699	96,333

Cathay General Bancorp	423	18,929

CenterPoint Energy, Inc.	2,299	70,441

Chemours Co.	834	26,254

Cisco Systems, Inc.	24,958	1,391,658

Citigroup, Inc.	8,242	440,123

Citizens Financial Group, Inc.	2,005	90,887

Clearway Energy, Inc., Class C	490	17,890

Clorox Co.	502	69,793

CME Group, Inc.	1,545	367,494

CMS Energy Corp.	1,808	126,452

CNA Financial Corp.	1,754	85,280

Coca-Cola Co.	28,799	1,785,538

Cogent Communications Holdings, Inc.	295	19,573

Cohen & Steers, Inc.	368	31,608

Columbia Banking System, Inc.	405	13,069

Comerica, Inc.	647	58,508

Compass Minerals International, Inc.	208	13,060

Conagra Brands, Inc.	2,485	83,421

ConocoPhillips	4,479	447,900

Consolidated Edison, Inc.	2,078	196,745

Corporate Office Properties Trust	1,009	28,797

Cousins Properties, Inc.	707	28,485

Crown Castle International Corp.	2,942	543,093

CubeSmart	1,205	62,696

Cullen/Frost Bankers, Inc.	239	33,080

CVB Financial Corp.	873	20,262

Devon Energy Corp.	4,601	272,057

Digital Realty Trust, Inc.	1,326	188,027

Dominion Energy, Inc.	6,068	515,598

Douglas Emmett, Inc.	893	29,844

DTE Energy Co.	1,007	133,135

Duke Energy Corp.	6,470	722,440

Eastman Chemical Co.	543	60,849

Energizer Holdings, Inc.	357	10,981

Entergy Corp.	1,077	125,740

Equitrans Midstream Corp.	3,532	29,810

Equity Commonwealth*	1,739	49,057

Equity Residential	1,563	140,545

Essential Properties Realty Trust, Inc.	639	16,167

Essex Property Trust, Inc.	238	82,224

Evergy, Inc.	1,728	118,092

Eversource Energy	1,380	121,702

Exelon Corp.	4,447	211,811

Extra Space Storage, Inc.	697	143,303

Federal Realty Investment Trust	398	48,584

Federated Hermes, Inc., Class B	540	18,392

Fidelity National Financial, Inc.	1,936	94,554

Fifth Third Bancorp	2,566	110,441

First American Financial Corp.	631	40,901

First Financial Bancorp	693	15,974

First Hawaiian, Inc.	761	21,224

First Horizon Corp.	4,104	96,403

FirstEnergy Corp.	5,176	237,371

Flowers Foods, Inc.	1,638	42,113

FNB Corp.	2,178	27,116

Four Corners Property Trust, Inc.	553	14,953

Franklin Resources, Inc.	2,855	79,712

Fulton Financial Corp.	991	16,470

Gaming and Leisure Properties, Inc.	2,737	128,447

General Mills, Inc.	2,875	194,695

Genuine Parts Co.	543	68,429

Gilead Sciences, Inc.	11,388	677,017

Glacier Bancorp, Inc.	396	19,911

H&R Block, Inc.	1,306	34,008

Hanesbrands, Inc.	1,911	28,455

Hasbro, Inc.	620	50,790

Hawaiian Electric Industries, Inc.	874	36,979

Healthcare Realty Trust, Inc.	823	22,616

Healthcare Trust of America, Inc., Class A	1,254	39,300

Healthpeak Properties, Inc.	2,911	99,935

Helmerich & Payne, Inc.	551	23,572

Hewlett Packard Enterprise Co.	6,252	104,471

Highwoods Properties, Inc.	1,008	46,106

HP, Inc.	4,893	177,616

Hudson Pacific Properties, Inc.	873	24,226

IDACORP, Inc.	336	38,761

Ingredion, Inc.	282	24,576

See Notes to Financial Statements.

76	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Global High Dividend Fund (DEW)

March 31, 2022

Investments	Shares	Value

International Bancshares Corp.	457	$19,290

International Business Machines Corp.	6,059	787,791

International Paper Co.	1,890	87,224

Interpublic Group of Cos., Inc.	2,535	89,866

Investors Bancorp, Inc.	2,016	30,099

Iron Mountain, Inc.	3,618	200,473

J.M. Smucker Co.	486	65,809

JBG SMITH Properties	643	18,788

John Wiley & Sons, Inc., Class A	302	16,015

Juniper Networks, Inc.	1,411	52,433

Kellogg Co.	1,832	118,146

Kennedy-Wilson Holdings, Inc.	1,320	32,195

KeyCorp	4,504	100,800

Kilroy Realty Corp.	750	57,315

Kimberly-Clark Corp.	1,643	202,352

Kimco Realty Corp.	4,076	100,677

Kinder Morgan, Inc.	28,813	544,854

Kontoor Brands, Inc.	437	18,070

Kraft Heinz Co.	7,713	303,815

Lamar Advertising Co., Class A	485	56,347

Leggett & Platt, Inc.	746	25,961

Life Storage, Inc.	441	61,930

Lockheed Martin Corp.	1,171	516,879

LXP Industrial Trust	1,889	29,657

M&T Bank Corp.	547	92,717

Macerich Co.	1,102	17,235

Marathon Petroleum Corp.	3,311	283,091

MDC Holdings, Inc.	354	13,395

MDU Resources Group, Inc.	1,306	34,805

Merck & Co., Inc.	12,059	989,441

Mercury General Corp.	567	31,185

MetLife, Inc.	3,539	248,721

Moelis & Co., Class A	435	20,423

MSC Industrial Direct Co., Inc., Class A	180	15,338

National Fuel Gas Co.	669	45,960

National Instruments Corp.	566	22,974

National Retail Properties, Inc.	1,777	79,858

National Storage Affiliates Trust	533	33,451

Navient Corp.	1,237	21,078

New Jersey Resources Corp.	576	26,415

New York Community Bancorp, Inc.	3,391	36,352

Newell Brands, Inc.	2,602	55,709

Newmont Corp.	4,155	330,115

NiSource, Inc.	2,017	64,141

Northern Trust Corp.	734	85,474

NorthWestern Corp.(a)	361	21,837

NRG Energy, Inc.	1,123	43,078

Nu Skin Enterprises, Inc., Class A	319	15,274

OGE Energy Corp.	1,598	65,166

Old National Bancorp	1,667	27,305

Old Republic International Corp.	2,371	61,338

Omnicom Group, Inc.	1,186	100,668

ONE Gas, Inc.	294	25,943

OneMain Holdings, Inc.	3,352	158,918

ONEOK, Inc.	5,771	407,606

Otter Tail Corp.	323	20,188

PACCAR, Inc.	1,202	105,860

Pacific Premier Bancorp, Inc.	467	16,508

Packaging Corp. of America	411	64,161

Patterson Cos., Inc.	529	17,124

People’s United Financial, Inc.	2,609	52,154

PepsiCo, Inc.	7,998	1,338,705

Pfizer, Inc.	30,495	1,578,726

Philip Morris International, Inc.	17,221	1,617,741

Physicians Realty Trust	1,613	28,292

Piedmont Office Realty Trust, Inc., Class A	944	16,256

Pinnacle West Capital Corp.	830	64,823

PNC Financial Services Group, Inc.	1,410	260,075

PNM Resources, Inc.	503	23,978

PotlatchDeltic Corp.	463	24,414

PPL Corp.	6,505	185,783

Principal Financial Group, Inc.	1,347	98,883

Progressive Corp.	4,564	520,250

Prosperity Bancshares, Inc.	390	27,058

Prudential Financial, Inc.	2,283	269,782

PS Business Parks, Inc.	162	27,229

Public Service Enterprise Group, Inc.	2,469	172,830

Public Storage	981	382,865

Rayonier, Inc.	632	25,988

Realty Income Corp.	3,026	209,702

Regal Rexnord Corp.	369	54,900

Regency Centers Corp.	850	60,639

Regions Financial Corp.	3,996	88,951

Reynolds Consumer Products, Inc.	1,109	32,538

Ryder System, Inc.	333	26,417

Sandy Spring Bancorp, Inc.	369	16,575

Sempra Energy	1,604	269,665

Simon Property Group, Inc.	1,941	255,358

SL Green Realty Corp.(a)	705	57,232

Sonoco Products Co.	338	21,145

South Jersey Industries, Inc.	959	33,133

Southern Co.	9,569	693,848

Southwest Gas Holdings, Inc.	349	27,323

Spire, Inc.	344	24,685

Spirit Realty Capital, Inc.	1,394	64,152

STAG Industrial, Inc.	1,244	51,439

STORE Capital Corp.	1,734	50,685

Synovus Financial Corp.	975	47,775

Telephone and Data Systems, Inc.	624	11,781

TFS Financial Corp.	2,405	39,923

Trinity Industries, Inc.	471	16,184

Truist Financial Corp.	5,824	330,221

U.S. Bancorp	5,954	316,455

UDR, Inc.	1,164	66,779

UGI Corp.	1,433	51,903

Umpqua Holdings Corp.	2,134	40,247

United Bankshares, Inc.	1,151	40,147

Uniti Group, Inc.(a)	1,823	25,085

See Notes to Financial Statements.

WisdomTree Trust	77

Schedule of Investments (continued)

WisdomTree Global High Dividend Fund (DEW)

March 31, 2022

Investments	Shares	Value

Unum Group	1,277	$40,238

Valley National Bancorp	2,103	27,381

Ventas, Inc.	1,865	115,182

Verizon Communications, Inc.	29,329	1,494,019

VF Corp.	1,543	87,735

VICI Properties, Inc.	5,837	166,121

Virtu Financial, Inc., Class A	667	24,826

W.P. Carey, Inc.	2,217	179,222

Washington Real Estate Investment Trust	587	14,969

Watsco, Inc.	198	60,319

Webster Financial Corp.	405	22,729

WEC Energy Group, Inc.	2,082	207,804

Welltower, Inc.	1,788	171,898

WesBanco, Inc.	422	14,500

Western Union Co.	2,937	55,039

Williams Cos., Inc.	9,881	330,125

Xcel Energy, Inc.	2,222	160,362

Xerox Holdings Corp.	1,326	26,744

Total United States		40,714,814
TOTAL COMMON STOCKS (Cost: $60,319,928)		68,476,112

EXCHANGE-TRADED FUNDS – 0.0%

United States – 0.0%

WisdomTree International High Dividend Fund(d)	74	2,943

WisdomTree U.S. High Dividend Fund(d)	11	969
TOTAL EXCHANGE-TRADED FUNDS (Cost: $3,625)		3,912

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 2.5%

United States – 2.5%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.25%(e)
(Cost: $1,695,565)	1,695,565	1,695,565

TOTAL INVESTMENTS IN SECURITIES – 101.9% (Cost: $62,019,118)		70,175,589

Other Assets less Liabilities – (1.9)%		(1,286,257)

NET ASSETS – 100.0%		$68,889,332
*	Non-income producing security.

†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $0, which represents 0.0% of net assets.

(a)

Security, or portion thereof, was on loan at March 31, 2022 (See Note 2). At March 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $2,825,551 and the total market value of the collateral held by the Fund was $2,991,030. The total market value of the collateral includes non-cash U.S. Government and U.S. Government Agencies securities collateral having a value of $1,295,465.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(d)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(e)	Rate shown represents annualized 7-day yield as of March 31, 2022.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2022 were as follows:

Affiliate	Value at 3/31/2021	Purchases/ Additions	Sales/ Reductions	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2022	Dividend Income
WisdomTree International High Dividend Fund	$54,322	$984,676	$1,031,015	$(1,706)	$(3,334)	$2,943	$11,166
WisdomTree U.S. High Dividend Fund	18,159	327,114	351,827	9,141	(1,618)	969	1,700
Total	$72,481	$1,311,790	$1,382,842	$7,435	$(4,952)	$3,912	$12,866

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Assets:
Investments in Securities
Common Stocks
Russia	$—	$—	$0	*	$0
Other	68,476,112	—	—		68,476,112
Exchange-Traded Funds	3,912	—	—		3,912
Investment of Cash Collateral for Securities Loaned	—	1,695,565	—		1,695,565
Total Investments in Securities	$68,480,024	$1,695,565	$0		$70,175,589
*	Securities are being fair valued using significant unobservable inputs by the Pricing Committee.

See Notes to Financial Statements.

78	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Global High Dividend Fund (DEW)

March 31, 2022

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stocks

Russia
Balance as of March 31, 2021	$—
Realized gain (loss)	343,838
Change in unrealized appreciation (depreciation)	(677,373)
Purchases	449,899
Sales	(1,150,568)
Transfers into Level 3(1)	1,034,204
Transfers out of Level 3	—
Balance as of March 31, 2022	$0
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2022 is:	$(677,373)
(1)	Transferred into Level 3 because of a lack of observable market data, resulting from a decrease in market activity for the securities.

See Notes to Financial Statements.

WisdomTree Trust	79

Schedule of Investments

WisdomTree Growth Leaders Fund (PLAT)

March 31, 2022

Investments	Shares	Value

COMMON STOCKS – 99.9%

Argentina – 1.7%

MercadoLibre, Inc.*	224	$266,444

China – 3.3%

Alibaba Group Holding Ltd., ADR*	2,407	261,882

Bilibili, Inc., Class Z*	1,200	33,159

JD Health International, Inc.*(a)(b)	9,300	57,120

Meituan, Class B*(a)	6,300	125,173

Ping An Healthcare and Technology Co. Ltd.*(a)(b)	10,100	26,567

Total China		503,901

Germany – 2.2%

Delivery Hero SE*(a)	1,753	77,746

Just Eat Takeaway.com NV*(a)	4,867	166,546

TeamViewer AG*(a)	5,952	89,172

Total Germany		333,464

Israel – 0.5%

Fiverr International Ltd.*(b)	1,072	81,547

United Kingdom – 1.1%

Deliveroo PLC*(a)(b)	61,950	91,926

Farfetch Ltd., Class A*	4,828	72,999

Total United Kingdom		164,925

United States – 91.1%

ACV Auctions, Inc., Class A*	8,103	120,005

Airbnb, Inc., Class A*	1,962	336,993

Alphabet, Inc., Class A*	546	1,518,617

Amazon.com, Inc.*	384	1,251,821

American Well Corp., Class A*	15,497	65,242

Anaplan, Inc.*	4,434	288,432

Angi, Inc., Class A*	15,130	85,787

Appian Corp.*	2,403	146,150

Apple, Inc.	10,317	1,801,451

Bumble, Inc., Class A*	4,500	130,410

Cargurus, Inc.*	8,100	343,926

CBOE Global Markets, Inc.	2,018	230,900

Chegg, Inc.*(b)	2,865	103,942

CoStar Group, Inc.*	2,930	195,167

Coupa Software, Inc.*	1,015	103,154

Coursera, Inc.*	5,858	134,968

DoorDash, Inc., Class A*	1,613	189,027

Dropbox, Inc., Class A*	7,755	180,304

Etsy, Inc.*	1,467	182,319

GoodRx Holdings, Inc., Class A*(b)	5,817	112,443

Intercontinental Exchange, Inc.	2,629	347,344

LendingTree, Inc.*	1,086	129,962

Lyft, Inc., Class A*	4,100	157,440

MarketAxess Holdings, Inc.	519	176,564

Match Group, Inc.*	1,813	197,146

Meta Platforms, Inc., Class A*	2,614	581,249

Microsoft Corp.	5,236	1,614,311

Nasdaq, Inc.	1,366	243,421

PayPal Holdings, Inc.*	2,283	264,029

Pinterest, Inc., Class A*	4,572	112,517

Poshmark, Inc., Class A*	4,623	58,527

Redfin Corp.*(b)	3,740	67,470

ROBLOX Corp., Class A*	2,381	110,097

Roku, Inc.*	802	100,467

salesforce.com, Inc.*	2,000	424,640

Selectquote, Inc.*	8,784	24,507

Skillz, Inc.*(b)	11,787	35,361

Snap, Inc., Class A*	5,167	185,960

Snowflake, Inc., Class A*	1,204	275,873

Teladoc Health, Inc.*(b)	1,604	115,697

ThredUp, Inc., Class A*(b)	9,167	70,586

Tradeweb Markets, Inc., Class A	2,887	253,681

Twitter, Inc.*	4,391	169,888

Uber Technologies, Inc.*	5,906	210,726

Upstart Holdings, Inc.*(b)	1,272	138,762

Upwork, Inc.*	4,666	108,438

Zillow Group, Inc., Class A*	2,100	101,283

Zynga, Inc., Class A*	21,475	198,428

Total United States		13,995,432
TOTAL COMMON STOCKS (Cost: $17,683,213)		15,345,713

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 3.1%

United States – 3.1%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.25%(c)
(Cost: $476,955)	476,955	476,955

TOTAL INVESTMENTS IN SECURITIES – 103.0% (Cost: $18,160,168)		15,822,668

Other Assets less Liabilities – (3.0)%		(466,195)

NET ASSETS – 100.0%		$15,356,473

*	Non-income producing security.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)

Security, or portion thereof, was on loan at March 31, 2022 (See Note 2). At March 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $814,747 and the total market value of the collateral held by the Fund was $848,003. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $371,048.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2022.

See Notes to Financial Statements.

80	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Growth Leaders Fund (PLAT)

March 31, 2022

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$15,345,713	$—	$—	$15,345,713
Investment of Cash Collateral for Securities Loaned	—	476,955	—	476,955
Total Investments in Securities	$15,345,713	$476,955	$—	$15,822,668

See Notes to Financial Statements.

WisdomTree Trust	81

Schedule of Investments

WisdomTree India Earnings Fund (EPI) (consolidated)

March 31, 2022

Investments	Shares	Value

COMMON STOCKS – 103.4%

India – 103.4%

Aerospace & Defense – 0.6%

Bharat Dynamics Ltd.	43,835	$317,764

Bharat Electronics Ltd.	1,256,291	3,494,901

Hindustan Aeronautics Ltd.	68,355	1,339,497

Mazagon Dock Shipbuilders Ltd.	83,301	263,507

Total Aerospace & Defense		5,415,669

Air Freight & Logistics – 0.0%

Allcargo Logistics Ltd.	28,855	136,478

TCI Express Ltd.	5,971	134,451

Transport Corp. of India Ltd.	7,970	63,013

Total Air Freight & Logistics		333,942

Auto Components – 0.9%

Apollo Tyres Ltd.	143,760	362,364

Balkrishna Industries Ltd.	73,972	2,085,371

Bosch Ltd.	240	45,731

Ceat Ltd.	34,899	429,312

Endurance Technologies Ltd.(a)	18,592	268,618

Exide Industries Ltd.	510,482	1,017,932

Gabriel India Ltd.	1,464	2,162

Jamna Auto Industries Ltd.	153,867	202,043

JK Tyre & Industries Ltd.	411,637	637,487

Minda Industries Ltd.	10,463	128,732

Motherson Sumi Systems Ltd.	530,144	975,633

Motherson Sumi Wiring India Ltd.*	572,397	486,849

Sundram Fasteners Ltd.	21,606	256,563

Suprajit Engineering Ltd.	22,229	100,386

Tube Investments of India Ltd.	37,868	811,932

TVS Srichakra Ltd.	4,652	98,096

Total Auto Components		7,909,211

Automobiles – 2.2%

Bajaj Auto Ltd.	78,554	3,786,971

Eicher Motors Ltd.	61,783	2,003,433

Hero MotoCorp Ltd.	125,012	3,784,840

Mahindra & Mahindra Ltd.	333,683	3,551,726

Maruti Suzuki India Ltd.	55,233	5,511,492

TVS Motor Co. Ltd.	98,623	814,299

Total Automobiles		19,452,761

Banks – 11.2%

AU Small Finance Bank Ltd.*(a)	72,244	1,188,177

Axis Bank Ltd.*	1,223,335	12,288,241

Bandhan Bank Ltd.(a)	593,454	2,407,493

Bank of Baroda*	444,899	655,239

Bank of India*	796,011	481,651

Bank of Maharashtra*	843,664	185,934

Canara Bank*	609,923	1,833,190

City Union Bank Ltd.	361,750	615,369

CSB Bank Ltd.*	25,110	70,119

DCB Bank Ltd.*	481,369	440,871

Equitas Small Finance Bank Ltd.*(a)	48,796	32,906

Federal Bank Ltd.	3,129,192	4,022,214

ICICI Bank Ltd.	3,565,233	34,360,800

IDFC First Bank Ltd.*	623,523	326,676

Indian Bank	972,905	1,975,983

Indian Overseas Bank*	130,419	31,239

IndusInd Bank Ltd.	439,298	5,422,888

Jammu & Kashmir Bank Ltd.*	874,380	372,715

Karnataka Bank Ltd.	1,168,259	854,899

Karur Vysya Bank Ltd.	1,392,694	850,963

Kotak Mahindra Bank Ltd.	558,001	12,915,210

Punjab National Bank*	2,587,527	1,196,870

RBL Bank Ltd.*(a)	460,038	790,458

South Indian Bank Ltd.*	2,207,220	218,464

State Bank of India	2,261,076	14,727,206

Union Bank of India Ltd.*	2,533,226	1,293,776

Yes Bank Ltd.*(b)	3,906,791	634,161

Total Banks		100,193,712

Beverages – 0.2%

Radico Khaitan Ltd.	55,811	654,007

United Spirits Ltd.*	62,036	727,281

Varun Beverages Ltd.	35,968	446,805

Total Beverages		1,828,093

Biotechnology – 0.1%

Biocon Ltd.*	168,399	745,823

Building Products – 0.1%

Astral Ltd.	16,709	446,077

Blue Star Ltd.	25,947	360,245

Kajaria Ceramics Ltd.	10,717	144,161

Prince Pipes & Fittings Ltd.	21,416	179,256

Total Building Products		1,129,739

Capital Markets – 0.4%

Care Ratings Ltd.	23,186	156,190

CRISIL Ltd.	8,725	379,772

Edelweiss Financial Services Ltd.	308,533	239,009

Geojit Financial Services Ltd.	137,918	113,756

HDFC Asset Management Co. Ltd.(a)	1,205	34,127

ICICI Securities Ltd.(a)	75,200	616,536

IIFL Securities Ltd.	166,038	194,030

IIFL Wealth Management Ltd.	2,022	44,533

Indian Energy Exchange Ltd.(a)	118,589	351,659

JM Financial Ltd.	465,814	415,560

Motilal Oswal Financial Services Ltd.	57,531	660,496

Multi Commodity Exchange of India Ltd.	12,122	226,435

Nippon Life India Asset Management Ltd.(a)	66,185	303,652

UTI Asset Management Co. Ltd.	2,930	38,458

Total Capital Markets		3,774,213

Chemicals – 5.1%

Aarti Industries Ltd.	84,611	1,068,203

Advanced Enzyme Technologies Ltd.	48,905	182,067

Alkyl Amines Chemicals	3,250	122,585

Asian Paints Ltd.	101,445	4,123,333

Atul Ltd.	9,100	1,236,057

Balaji Amines Ltd.	5,327	204,257

See Notes to Financial Statements.

82	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree India Earnings Fund (EPI) (consolidated)

March 31, 2022

Investments	Shares	Value

BASF India Ltd.	1,833	$74,817

Bayer CropScience Ltd.	636	41,709

Berger Paints India Ltd.	84,465	779,943

Bhansali Engineering Polymers Ltd.	150,200	251,539

Carborundum Universal Ltd.	3,764	39,627

Castrol India Ltd.	396,891	528,752

Chambal Fertilisers and Chemicals Ltd.	610,477	3,400,625

Coromandel International Ltd.	91,447	964,976

DCM Shriram Ltd.	92,959	1,386,380

Deepak Fertilisers & Petrochemicals Corp. Ltd.	88,248	653,751

Deepak Nitrite Ltd.	49,566	1,467,683

Dhanuka Agritech Ltd.	7,874	74,578

EID Parry India Ltd.	168,196	1,004,293

Finolex Industries Ltd.	310,311	633,317

Galaxy Surfactants Ltd.	4,991	188,667

GHCL Ltd.	94,734	684,548

Gujarat Alkalies & Chemicals Ltd.	119,160	1,409,870

Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	294,087	3,277,358

Gujarat State Fertilizers & Chemicals Ltd.	567,790	1,214,258

Gulf Oil Lubricants India Ltd.	58,062	323,776

Himadri Speciality Chemical Ltd.	263,797	258,662

I G Petrochemicals Ltd.	11,333	104,872

India Glycols Ltd.	8,322	110,945

INEOS Styrolution India Ltd.	3,511	45,192

Jindal Poly Films Ltd.	32,592	478,138

Jubilant Ingrevia Ltd.	71,782	426,145

Kansai Nerolac Paints Ltd.	65,290	403,027

Kiri Industries Ltd.*	88,820	573,887

Linde India Ltd.	14,569	727,710

Manali Petrochemicals Ltd.	201,680	288,380

National Fertilizers Ltd.*	302,878	212,045

Navin Fluorine International Ltd.	16,323	879,363

NOCIL Ltd.	5,334	17,521

PCBL Ltd.	105,616	318,764

PI Industries Ltd.	32,602	1,213,147

Pidilite Industries Ltd.	42,747	1,384,546

Polyplex Corp. Ltd.	44,888	1,436,475

Rain Industries Ltd.	260,617	667,235

Rallis India Ltd.	26,324	82,698

Rashtriya Chemicals & Fertilizers Ltd.	360,605	425,683

SH Kelkar & Co. Ltd.(a)	53,828	101,973

Sharda Cropchem Ltd.	45,793	371,662

Solar Industries India Ltd.	3,848	142,012

SRF Ltd.	73,494	2,598,695

Sudarshan Chemical Industries	29,133	200,288

Sumitomo Chemical India Ltd.	22,040	130,451

Supreme Industries Ltd.	28,846	779,327

Supreme Petrochem Ltd.	25,176	307,511

Tata Chemicals Ltd.	4,147	53,324

Thirumalai Chemicals Ltd.	1,937	6,800

UPL Ltd.	544,680	5,531,979

Valiant Organics Ltd.*(a)	5,348	64,995

Vinati Organics Ltd.	11,752	302,923

Total Chemicals		45,983,344

Commercial Services & Supplies – 0.1%

Indian Railway Catering & Tourism Corp. Ltd.	42,838	437,963

ION Exchange India Ltd.	1,944	42,165

SIS Ltd.*	29,690	190,051

Total Commercial Services & Supplies		670,179

Communications Equipment – 0.1%

Sterlite Technologies Ltd.	163,900	485,481

Construction & Engineering – 2.8%

Ashoka Buildcon Ltd.*	299,645	339,288

Dilip Buildcon Ltd.(a)	5,415	17,229

Engineers India Ltd.	622,020	525,772

GE Power India Ltd.	3,034	6,088

HG Infra Engineering Ltd.	5,717	42,096

IRB Infrastructure Developers Ltd.*	228,067	756,210

IRCON International Ltd.(a)	421,514	221,396

J Kumar Infraprojects Ltd.	11,355	25,010

Kalpataru Power Transmission Ltd.	127,814	618,618

KEC International Ltd.	137,041	685,341

KNR Constructions Ltd.	200,951	753,550

Larsen & Toubro Ltd.	763,657	17,814,296

NBCC India Ltd.	276,708	132,557

NCC Ltd.	780,916	603,400

PNC Infratech Ltd.	17,537	59,976

Praj Industries Ltd.	19,150	100,697

PSP Projects Ltd.	9,984	71,038

Rail Vikas Nigam Ltd.	744,021	321,075

Techno Electric & Engineering Co. Ltd.	60,298	197,147

Voltas Ltd.	85,610	1,407,043

Welspun Enterprises Ltd.	238,877	230,129

Total Construction & Engineering		24,927,956

Construction Materials – 2.8%

ACC Ltd.	77,501	2,200,353

Ambuja Cements Ltd.	665,932	2,629,893

Birla Corp. Ltd.	57,494	896,990

Dalmia Bharat Ltd.	17,276	340,983

Grasim Industries Ltd.	408,465	8,969,789

HeidelbergCement India Ltd.	87,416	218,727

HIL Ltd.	1,575	82,603

India Cements Ltd.	151,212	418,066

JK Cement Ltd.	22,428	719,620

JK Lakshmi Cement Ltd.	115,529	723,972

KCP Ltd.	90,139	137,811

Orient Cement Ltd.	32,445	60,929

Ramco Cements Ltd.	80,940	820,402

Sagar Cements Ltd.	25,769	83,777

Shree Cement Ltd.	3,179	1,008,243

Star Cement Ltd.*	32,073	37,925

UltraTech Cement Ltd.	67,007	5,838,341

Total Construction Materials		25,188,424

Consumer Finance – 2.6%

Bajaj Finance Ltd.	63,895	6,121,735

Capri Global Capital Ltd.	17,176	139,448

See Notes to Financial Statements.

WisdomTree Trust	83

Schedule of Investments (continued)

WisdomTree India Earnings Fund (EPI) (consolidated)

March 31, 2022

Investments	Shares	Value

Cholamandalam Financial Holdings Ltd.	108,699	$887,308

Cholamandalam Investment and Finance Co. Ltd.	342,330	3,245,754

Equitas Holdings Ltd.	623,436	876,225

Mahindra & Mahindra Financial Services Ltd.	453,312	952,090

Manappuram Finance Ltd.	1,174,634	1,760,207

MAS Financial Services Ltd.(a)	10,743	76,013

Muthoot Finance Ltd.	131,465	2,309,117

Paisalo Digital Ltd.	7,433	77,665

Repco Home Finance Ltd.	149,970	349,122

SBI Cards & Payment Services Ltd.	17,176	193,056

Shriram City Union Finance Ltd.	20,424	437,751

Shriram Transport Finance Co. Ltd.	301,906	4,521,518

Sundaram Finance Ltd.	59,964	1,535,363

Total Consumer Finance		23,482,372

Containers & Packaging – 0.2%

Cosmo Films Ltd.	1,203	27,518

EPL Ltd.	3,115	7,958

Huhtamaki India Ltd.	49,986	99,543

Jai Corp. Ltd.	46,249	66,711

Time Technoplast Ltd.	264,631	223,160

Uflex Ltd.	215,399	1,729,304

Total Containers & Packaging		2,154,194

Diversified Financial Services – 3.2%

Aditya Birla Capital Ltd.*	119,535	169,818

Bajaj Finserv Ltd.	18,144	4,085,052

Bajaj Holdings & Investment Ltd.	48,120	3,182,207

Housing & Urban Development Corp. Ltd.	882,564	381,445

Indian Railway Finance Corp. Ltd.(a)	3,574,235	1,011,776

L&T Finance Holdings Ltd.*	778,780	828,369

Piramal Enterprises Ltd.	36,079	1,041,256

Power Finance Corp. Ltd.	7,173,682	10,659,935

REC Ltd.	4,645,822	7,544,288

Total Diversified Financial Services		28,904,146

Diversified Telecommunication Services – 0.5%

HFCL Ltd.	683,479	709,862

Indus Towers Ltd.*	1,053,597	3,087,446

Railtel Corp. of India Ltd.	85,683	95,097

Tata Communications Ltd.	58,848	954,149

Total Diversified Telecommunication Services		4,846,554

Electric Utilities – 3.4%

Adani Transmission Ltd.*	51,868	1,620,999

CESC Ltd.	2,035,490	2,037,505

Power Grid Corp. of India Ltd.	7,165,430	20,501,026

SJVN Ltd.	1,653,201	598,883

Tata Power Co. Ltd.	1,226,358	3,862,360

Torrent Power Ltd.	225,871	1,466,112

Total Electric Utilities		30,086,885

Electrical Equipment – 0.5%

ABB India Ltd.	2,853	81,249

Amara Raja Batteries Ltd.	28,331	200,551

Finolex Cables Ltd.	111,907	557,726

Havells India Ltd.	116,441	1,771,086

KEI Industries Ltd.	81,778	1,360,898

Polycab India Ltd.	17,544	547,424

Suzlon Energy Ltd.*	997,580	120,460

V-Guard Industries Ltd.	80,307	228,707

Total Electrical Equipment		4,868,101

Electronic Equipment, Instruments & Components – 0.2%

Redington India Ltd.	975,071	1,865,213

Equity Real Estate Investment Trusts (REITs) – 0.0%

Mindspace Business Parks REIT(a)	57,479	262,867

Food & Staples Retailing – 0.1%

Avenue Supermarts Ltd.*(a)	17,089	902,847

Food Products – 1.4%

ADF Foods Ltd.	2,229	22,893

Avanti Feeds Ltd.	47,345	257,641

Balrampur Chini Mills Ltd.	344,115	2,222,499

Bombay Burmah Trading Co.	4,567	51,881

Britannia Industries Ltd.	29,932	1,266,565

CCL Products India Ltd.	69,738	371,537

Dalmia Bharat Sugar & Industries Ltd.	18,360	116,545

Dhampur Sugar Mills Ltd.	82,488	582,070

Godrej Agrovet Ltd.(a)	15,204	88,716

Gujarat Ambuja Exports Ltd.	104,062	357,333

Heritage Foods Ltd.	49,507	209,233

Kaveri Seed Co. Ltd.	58,751	424,108

KRBL Ltd.	124,420	331,020

LT Foods Ltd.	502,393	517,808

Marico Ltd.	226,045	1,502,591

Nestle India Ltd.	8,481	1,945,291

Tata Coffee Ltd.	39,493	112,994

Tata Consumer Products Ltd.	143,956	1,476,890

Triveni Engineering & Industries Ltd.	69,280	284,480

Venky’s India Ltd.	8,508	240,554

Total Food Products		12,382,649

Gas Utilities – 1.6%

Adani Total Gas Ltd.	39,951	1,133,443

GAIL India Ltd.	4,086,827	8,394,782

Gujarat Gas Ltd.	140,520	933,246

Gujarat State Petronet Ltd.	583,489	1,994,758

Indraprastha Gas Ltd.	247,585	1,219,219

Mahanagar Gas Ltd.	78,342	805,442

Total Gas Utilities		14,480,890

Health Care Equipment & Supplies – 0.0%

Poly Medicure Ltd.	10,515	131,758

Health Care Providers & Services – 0.2%

Apollo Hospitals Enterprise Ltd.	15,509	924,318

Aster DM Healthcare Ltd.*(a)	71,420	186,149

Dr. Lal PathLabs Ltd.(a)	6,140	211,543

Metropolis Healthcare Ltd.(a)	1,144	30,735

Total Health Care Providers & Services		1,352,745

Hotels, Restaurants & Leisure – 0.1%

Jubilant Foodworks Ltd.	20,453	711,638

See Notes to Financial Statements.

84	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree India Earnings Fund (EPI) (consolidated)

March 31, 2022

Investments	Shares	Value

Household Durables – 0.3%

Amber Enterprises India Ltd.*	5,088	$236,573

Bajaj Electricals Ltd.*	5,203	73,793

Crompton Greaves Consumer Electricals Ltd.	235,204	1,160,888

Dixon Technologies India Ltd.	797	45,320

Orient Electric Ltd.	53,601	227,243

Symphony Ltd.	9,000	130,400

Whirlpool of India Ltd.	20,128	417,794

Total Household Durables		2,292,011

Household Products – 0.0%

Jyothy Labs Ltd.	38,906	75,707

Independent Power & Renewable Electricity Producers – 3.4%

Adani Power Ltd.*	411,742	1,005,786

Jaiprakash Power Ventures Ltd.*	3,872,976	347,558

JSW Energy Ltd.	275,570	1,099,007

NHPC Ltd.	5,967,615	2,189,372

NLC India Ltd.	216,103	178,387

NTPC Ltd.	13,376,369	23,831,208

PTC India Ltd.	1,120,355	1,216,090

Reliance Power Ltd.*	2,010,061	358,111

Total Independent Power & Renewable Electricity Producers		30,225,519

Industrial Conglomerates – 0.3%

Apar Industries Ltd.	10,416	89,245

Balmer Lawrie & Co. Ltd.	199,128	296,163

Godrej Industries Ltd.*	51,291	314,075

Nava Bharat Ventures Ltd.	434,125	807,235

Siemens Ltd.	46,778	1,461,955

Total Industrial Conglomerates		2,968,673

Insurance – 0.5%

General Insurance Corp. of India*(a)	381,356	572,978

HDFC Life Insurance Co. Ltd.(a)	72,569	515,429

ICICI Lombard General Insurance Co. Ltd.(a)	45,818	803,168

ICICI Prudential Life Insurance Co. Ltd.(a)	114,083	754,130

Max Financial Services Ltd.*	50,670	504,125

New India Assurance Co. Ltd.*(a)	295,894	435,982

SBI Life Insurance Co. Ltd.(a)	73,680	1,090,445

Total Insurance		4,676,257

Interactive Media & Services – 0.5%

Brightcom Group Ltd.*	911,355	1,185,874

Brightcom Group Ltd.	1,367,032	1,778,810

Info Edge India Ltd.	12,973	772,037

Just Dial Ltd.*	39,285	368,820

Total Interactive Media & Services		4,105,541

IT Services – 13.7%

Cigniti Technologies Ltd.	5,991	33,977

Coforge Ltd.	13,106	770,967

Computer Age Management Services Ltd.	1,867	57,060

eClerx Services Ltd.	15,931	498,523

Firstsource Solutions Ltd.	287,308	474,139

HCL Technologies Ltd.	929,121	14,269,410

Hinduja Global Solutions Ltd.	2,444	33,018

Infibeam Avenues Ltd.	603,918	154,217

Infosys Ltd.	2,174,871	54,729,829

Larsen & Toubro Infotech Ltd.(a)	19,805	1,608,812

Mastek Ltd.	1,192	52,255

Mindtree Ltd.	26,403	1,499,300

Mphasis Ltd.	53,285	2,374,602

NIIT Ltd.	11,178	91,710

Persistent Systems Ltd.	24,938	1,568,288

Sonata Software Ltd.	51,643	503,924

Tata Consultancy Services Ltd.	557,325	27,507,326

Tech Mahindra Ltd.	438,725	8,681,573

Vakrangee Ltd.	317,491	145,390

Wipro Ltd.	959,469	7,494,684

Total IT Services		122,549,004

Life Sciences Tools & Services – 0.3%

Divi’s Laboratories Ltd.	46,062	2,675,912

Syngene International Ltd.*(a)	41,514	327,400

Total Life Sciences Tools & Services		3,003,312

Machinery – 0.7%

AIA Engineering Ltd.	33,483	717,029

BEML Ltd.	17,280	414,777

Cochin Shipyard Ltd.(a)	124,281	482,527

Cummins India Ltd.	90,163	1,334,210

Escorts Ltd.	59,493	1,327,532

Grindwell Norton Ltd.	985	23,397

ISGEC Heavy Engineering Ltd.	5,605	37,968

Kirloskar Brothers Ltd.	9,302	34,747

Kirloskar Oil Engines Ltd.	28,604	49,809

Schaeffler India Ltd.	4,666	119,583

SKF India Ltd.	16,369	763,505

Thermax Ltd.	21,529	550,918

Timken India Ltd.	11,323	319,943

Total Machinery		6,175,945

Marine – 0.1%

Shipping Corp. of India Ltd.	475,238	723,440

Media – 0.7%

Affle India Ltd.*	685	11,391

DB Corp. Ltd.	464,316	521,455

Jagran Prakashan Ltd.*	302,092	258,936

Sun TV Network Ltd.	137,108	886,339

TV Today Network Ltd.	40,613	199,139

TV18 Broadcast Ltd.*	738,265	721,459

Zee Entertainment Enterprises Ltd.	956,061	3,638,142

Total Media		6,236,861

Metals & Mining – 8.3%

APL Apollo Tubes Ltd.*	87,635	1,057,749

Godawari Power and Ispat Ltd.	164,270	837,771

Hindalco Industries Ltd.	1,241,889	9,333,630

Hindustan Zinc Ltd.	367,902	1,505,837

Indian Metals & Ferro Alloys Ltd.	40,085	219,271

Jindal Saw Ltd.	345,340	410,625

Jindal Stainless Hisar Ltd.*	136,661	702,197

Jindal Stainless Ltd.*	72,954	195,009

See Notes to Financial Statements.

WisdomTree Trust	85

Schedule of Investments (continued)

WisdomTree India Earnings Fund (EPI) (consolidated)

March 31, 2022

Investments	Shares	Value

Jindal Steel & Power Ltd.	718,791	$5,054,540

JSW Steel Ltd.	1,146,829	11,088,410

Kalyani Steels Ltd.	73,353	286,926

Kirloskar Ferrous Industries Ltd.	93,751	265,509

Maithan Alloys Ltd.	14,535	254,667

Mishra Dhatu Nigam Ltd.(a)	193,636	423,303

National Aluminium Co. Ltd.	1,073,102	1,724,894

NMDC Ltd.	3,202,677	6,870,276

Ratnamani Metals & Tubes Ltd.	1,607	54,998

Sarda Energy & Minerals Ltd.	29,764	444,899

Steel Authority of India Ltd.	3,046,754	3,962,489

Sunflag Iron & Steel Co.*	330,257	274,361

Surya Roshni Ltd.	17,469	95,316

Tata Metaliks Ltd.	33,751	343,612

Tata Steel Long Products Ltd.	32,167	305,072

Tata Steel Ltd.	714,919	12,333,114

Tinplate Co. of India Ltd.	6,349	33,624

Usha Martin Ltd.*	213,980	379,813

Vedanta Ltd.	2,718,691	14,471,580

Welspun Corp. Ltd.	743,248	1,641,963

Total Metals & Mining		74,571,455

Oil, Gas & Consumable Fuels – 18.8%

Aegis Logistics Ltd.	103,999	282,111

Bharat Petroleum Corp. Ltd.	2,664,497	12,635,922

Chennai Petroleum Corp. Ltd.*	305,744	515,054

Coal India Ltd.	6,105,982	14,750,248

Great Eastern Shipping Co. Ltd.	479,597	2,185,798

Hindustan Oil Exploration Co. Ltd.*	24,930	72,347

Hindustan Petroleum Corp. Ltd.	4,305,451	15,304,167

Indian Oil Corp. Ltd.	11,222,328	17,616,574

Oil & Natural Gas Corp. Ltd.	8,346,407	18,053,132

Oil India Ltd.	1,444,820	4,545,630

Petronet LNG Ltd.	1,444,737	3,694,065

Reliance Industries Ltd.	2,251,637	78,291,001

Total Oil, Gas & Consumable Fuels		167,946,049

Paper & Forest Products – 0.2%

Century Plyboards India Ltd.	44,830	423,777

Greenply Industries Ltd.	2,446	7,098

JK Paper Ltd.	378,372	1,517,733

Total Paper & Forest Products		1,948,608

Personal Products – 1.3%

Bajaj Consumer Care Ltd.	185,816	400,445

Colgate-Palmolive India Ltd.	42,854	872,208

Dabur India Ltd.	213,281	1,509,222

Emami Ltd.	59,239	349,571

Godrej Consumer Products Ltd.*	182,139	1,796,272

Hindustan Unilever Ltd.	232,538	6,286,888

Total Personal Products		11,214,606

Pharmaceuticals – 4.0%

Aarti Drugs Ltd.	39,521	223,800

Ajanta Pharma Ltd.	15,283	365,209

Alembic Ltd.	305,750	292,334

Alembic Pharmaceuticals Ltd.	87,701	858,318

Alkem Laboratories Ltd.	16,511	788,933

Amrutanjan Health Care Ltd.	4,612	48,363

AstraZeneca Pharma India Ltd.	974	32,801

Aurobindo Pharma Ltd.	748,468	6,603,607

Caplin Point Laboratories Ltd.	19,379	173,446

Cipla Ltd.	299,523	4,024,142

Dr. Reddy’s Laboratories Ltd.	64,424	3,651,997

Eris Lifesciences Ltd.(a)	13,860	125,970

FDC Ltd.*	60,997	206,959

Gland Pharma Ltd.*(a)	887	38,309

GlaxoSmithKline Pharmaceuticals Ltd.	1,117	24,572

Glenmark Pharmaceuticals Ltd.	202,505	1,181,224

Granules India Ltd.	186,615	754,833

Indoco Remedies Ltd.	15,510	77,176

IOL Chemicals and Pharmaceuticals Ltd.	98,329	458,977

Ipca Laboratories Ltd.	70,540	992,121

JB Chemicals & Pharmaceuticals Ltd.	15,266	317,287

Jubilant Pharmova Ltd.	136,019	696,744

Laurus Labs Ltd.(a)	157,102	1,223,436

Lupin Ltd.	123,325	1,215,836

Marksans Pharma Ltd.	504,260	302,789

Morepen Laboratories Ltd.*	328,534	158,468

Natco Pharma Ltd.	70,113	699,650

Pfizer Ltd.	3,678	211,052

Sanofi India Ltd.	420	41,567

Shilpa Medicare Ltd.	8,804	46,265

Solara Active Pharma Sciences Ltd.	9,850	86,586

Strides Pharma Science Ltd.	84,906	388,366

Sun Pharmaceutical Industries Ltd.	494,142	5,965,244

Suven Pharmaceuticals Ltd.	126,988	1,036,433

Torrent Pharmaceuticals Ltd.	21,643	797,442

Wockhardt Ltd.*	109,934	382,430

Zydus Lifesciences Ltd.	205,205	943,767

Total Pharmaceuticals		35,436,453

Professional Services – 0.1%

L&T Technology Services Ltd.(a)	16,214	1,092,410

Real Estate Management & Development – 0.4%

DLF Ltd.	10,326	51,845

NESCO Ltd.	19,216	140,110

Oberoi Realty Ltd.*	103,947	1,289,272

Phoenix Mills Ltd.	28,732	417,074

Prestige Estates Projects Ltd.	161,926	1,055,217

Sobha Ltd.	49,797	465,111

Sunteck Realty Ltd.	17,423	100,422

Total Real Estate Management & Development		3,519,051

Road & Rail – 0.0%

Container Corp. of India Ltd.	32,225	285,847

Software – 0.5%

Birlasoft Ltd.	191,751	1,151,265

Cyient Ltd.	70,479	862,909

Intellect Design Arena Ltd.*	11,769	146,889

See Notes to Financial Statements.

86	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree India Earnings Fund (EPI) (consolidated)

March 31, 2022

Investments	Shares		Value

KPIT Technologies Ltd.	10,283		$81,565

Oracle Financial Services Software Ltd.	10,095		477,972

Subex Ltd.	28,418		12,057

Tanla Platforms Ltd.	2,450		49,338

Tata Elxsi Ltd.	12,175		1,420,374

Zensar Technologies Ltd.	7,350		35,593

Total Software			4,237,962

Textiles, Apparel & Luxury Goods – 0.9%

Filatex India Ltd.	99,674		166,397

Garware Technical Fibres Ltd.	1,997		74,365

Indo Count Industries Ltd.	34,633		72,648

Kalyan Jewellers India Ltd.*	19,846		15,387

KPR Mill Ltd.	7,540		61,947

LUX Industries Ltd.	5,169		149,456

Page Industries Ltd.	651		371,049

Rajesh Exports Ltd.	78,546		716,373

Relaxo Footwears Ltd.	18,914		266,169

Rupa & Co. Ltd.	6,367		36,816

Titan Co. Ltd.	112,181		3,754,640

Trident Ltd.	1,997,709		1,406,503

Vaibhav Global Ltd.	4,336		21,398

Vardhman Textiles Ltd.	8,840		50,864

Welspun India Ltd.	432,727		518,816

Total Textiles, Apparel & Luxury Goods			7,682,828

Thrifts & Mortgage Finance – 5.6%

Aavas Financiers Ltd.*	7,363		249,671

Can Fin Homes Ltd.	117,404		978,354

Housing Development Finance Corp. Ltd.	1,340,020		42,272,304

IIFL Finance Ltd.	153,285		577,739

Indiabulls Housing Finance Ltd.	696,059		1,449,530

LIC Housing Finance Ltd.	789,846		3,741,540

PNB Housing Finance Ltd.*(a)	66,919		332,807

Total Thrifts & Mortgage Finance			49,601,945

Tobacco – 1.2%

Godfrey Phillips India Ltd.	24,853		331,133

ITC Ltd.	3,073,351		10,166,089

Total Tobacco			10,497,222

Trading Companies & Distributors – 0.2%

Adani Enterprises Ltd.	65,794		1,749,369

IndiaMart InterMesh Ltd.(a)	387		22,077

MSTC Ltd.	5,034		20,335

Total Trading Companies & Distributors			1,791,781

Transportation Infrastructure – 0.8%

Adani Ports & Special Economic Zone Ltd.	632,112		6,458,345

Gateway Distriparks Ltd.*	103,244		90,880

Gujarat Pipavav Port Ltd.	452,109		455,838

Total Transportation Infrastructure			7,005,063

Water Utilities – 0.0%

VA Tech Wabag Ltd.*	42,790		158,341
TOTAL COMMON STOCKS (Cost: $510,608,859)			924,493,297

	Principal Amount

FOREIGN CORPORATE BOND – 0.0%

India – 0.0%

Britannia Industries Ltd. 5.50%, 6/3/24

(Cost: $11,593)	843,639	INR	11,155

	Shares

EXCHANGE-TRADED FUND – 0.0%

United States – 0.0%

WisdomTree India ex-State-Owned Enterprises Fund(c)

(Cost: $26,901)	1,100		38,156

TOTAL INVESTMENTS IN SECURITIES – 103.4% (Cost: $510,647,353)			924,542,608

Other Assets less Liabilities – (3.4)%			(30,701,195)

NET ASSETS – 100.0%			$893,841,413

*	Non-income producing security.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)

This security, or a portion thereof, is restricted from resale (see Note 2 – Restricted Securities). In accordance with a reconstruction scheme notified by the government of India applicable to Yes Bank Ltd., effective March 16, 2020, 75% of all shares of Yes Bank Ltd. held by then-existing shareholders are subject to a three-year lock-in period and are unable to be sold. At March 31, 2022, the value of the restricted portion of this security is as follows:

Investment	Restricted Shares	Acquisition Date	Acquisition Cost	Value	Value as a Percentage of Net Assets
India – Banks Yes Bank Ltd.	3,906,791	9/21/15 – 3/13/20	$3,947,791	$634,161	0.1%

(c)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

See Notes to Financial Statements.

WisdomTree Trust	87

Schedule of Investments (concluded)

WisdomTree India Earnings Fund (EPI) (consolidated)

March 31, 2022

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2022 were as follows:

Affiliate	Value at 3/31/2021	Purchases/ Additions	Sales/ Reductions	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2022	Dividend Income
WisdomTree India ex-State-Owned Enterprises Fund	$33,709	$—	$—	$—	$4,447	$38,156	$—

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$924,493,297	$—	$—	$924,493,297
Foreign Corporate Bond	—	11,155	—	11,155
Exchange-Traded Fund	38,156	—	—	38,156
Total Investments in Securities	$924,531,453	$11,155	$—	$924,542,608

See Notes to Financial Statements.

88	WisdomTree Trust

Schedule of Investments

WisdomTree India ex-State-Owned Enterprises Fund (IXSE)

March 31, 2022

Investments	Shares	Value

COMMON STOCKS – 102.5%

India – 102.5%

Airlines – 0.2%

InterGlobe Aviation Ltd.*(a)	617	$16,400

Auto Components – 1.5%

Balkrishna Industries Ltd.	613	17,281

Bharat Forge Ltd.	1,914	17,697

Bosch Ltd.	96	18,292

Exide Industries Ltd.	2,632	5,248

Motherson Sumi Systems Ltd.	9,224	16,975

Motherson Sumi Wiring India Ltd.*	9,224	7,846

Sundram Fasteners Ltd.	524	6,222

Tube Investments of India Ltd.	633	13,572

Total Auto Components		103,133

Automobiles – 4.8%

Bajaj Auto Ltd.	560	26,997

Eicher Motors Ltd.	914	29,638

Hero MotoCorp Ltd.	860	26,037

Mahindra & Mahindra Ltd.	7,227	76,924

Maruti Suzuki India Ltd.	926	92,402

Tata Motors Ltd.*	12,989	74,352

Tata Motors Ltd., Class A*	221	602

TVS Motor Co. Ltd.	1,352	11,163

Total Automobiles		338,115

Banks – 12.4%

AU Small Finance Bank Ltd.*(a)	1,105	18,174

Axis Bank Ltd.*	16,770	168,453

Bandhan Bank Ltd.(a)	3,885	15,760

Federal Bank Ltd.	12,012	15,440

ICICI Bank Ltd.	39,331	379,062

IDFC First Bank Ltd.*	24,010	12,579

IndusInd Bank Ltd.	4,224	52,143

Kotak Mahindra Bank Ltd.	8,485	196,390

RBL Bank Ltd.*(a)	3,644	6,261

Yes Bank Ltd.*(b)	3,819	620

Total Banks		864,882

Beverages – 0.8%

United Breweries Ltd.	500	9,829

United Spirits Ltd.*	2,575	30,188

Varun Beverages Ltd.	1,198	14,882

Total Beverages		54,899

Biotechnology – 0.1%

Biocon Ltd.*	1,734	7,680

Building Products – 0.4%

Astral Ltd.	812	21,678

Kajaria Ceramics Ltd.	552	7,425

Total Building Products		29,103

Capital Markets – 0.3%

HDFC Asset Management Co. Ltd.(a)	448	12,688

Indian Energy Exchange Ltd.(a)	3,091	9,166

Total Capital Markets		21,854

Chemicals – 4.8%

Aarti Industries Ltd.	1,469	18,546

Asian Paints Ltd.	3,369	136,936

Atul Ltd.	146	19,831

Berger Paints India Ltd.	2,080	19,207

Carborundum Universal Ltd.	705	7,422

Coromandel International Ltd.	1,095	11,555

Deepak Nitrite Ltd.	411	12,170

Kansai Nerolac Paints Ltd.	1,147	7,080

Navin Fluorine International Ltd.	279	15,030

PI Industries Ltd.	602	22,401

SRF Ltd.	1,061	37,516

Supreme Industries Ltd.	563	15,211

Tata Chemicals Ltd.	1,021	13,129

Total Chemicals		336,034

Construction & Engineering – 0.5%

GMR Power & Urban Infra Ltd.*	1,444	640

Voltas Ltd.	1,942	31,918

Total Construction & Engineering		32,558

Construction Materials – 3.3%

ACC Ltd.	564	16,013

Ambuja Cements Ltd.	5,123	20,232

Dalmia Bharat Ltd.	620	12,237

Grasim Industries Ltd.	3,383	74,290

JK Cement Ltd.	210	6,738

Ramco Cements Ltd.	938	9,507

Shree Cement Ltd.	56	17,761

UltraTech Cement Ltd.	831	72,405

Total Construction Materials		229,183

Consumer Finance – 4.2%

Bajaj Finance Ltd.	2,028	194,301

Cholamandalam Investment and Finance Co. Ltd.	3,190	30,246

Mahindra & Mahindra Financial Services Ltd.	4,866	10,220

Manappuram Finance Ltd.	3,963	5,939

Muthoot Finance Ltd.	905	15,896

Shriram Transport Finance Co. Ltd.	1,368	20,488

Sundaram Finance Ltd.	523	13,391

Total Consumer Finance		290,481

Diversified Financial Services – 1.6%

Bajaj Finserv Ltd.	302	67,994

Bajaj Holdings & Investment Ltd.	222	14,681

Piramal Enterprises Ltd.	956	27,591

Total Diversified Financial Services		110,266

Diversified Telecommunication Services – 0.3%

Indus Towers Ltd.*	7,254	21,257

Electric Utilities – 1.0%

Adani Transmission Ltd.*	1,909	59,661

Torrent Power Ltd.	1,332	8,646

Total Electric Utilities		68,307

See Notes to Financial Statements.

WisdomTree Trust	89

Schedule of Investments (continued)

WisdomTree India ex-State-Owned Enterprises Fund (IXSE)

March 31, 2022

Investments	Shares	Value

Electrical Equipment – 0.9%

ABB India Ltd.	411	$11,704

CG Power & Industrial Solutions Ltd.*	4,640	11,601

Havells India Ltd.	1,889	28,732

Polycab India Ltd.	256	7,988

Total Electrical Equipment		60,025

Entertainment – 0.1%

PVR Ltd.*	292	7,408

Food & Staples Retailing – 0.9%

Avenue Supermarts Ltd.*(a)	1,146	60,545

Food Products – 2.5%

Britannia Industries Ltd.	823	34,825

Hatsun Agro Product Ltd.	427	6,041

Marico Ltd.	4,282	28,464

Nestle India Ltd.	249	57,113

Tata Consumer Products Ltd.	4,570	46,885

Total Food Products		173,328

Gas Utilities – 1.0%

Adani Total Gas Ltd.	2,158	61,224

Gujarat Gas Ltd.	1,423	9,451

Total Gas Utilities		70,675

Health Care Providers & Services – 1.1%

Apollo Hospitals Enterprise Ltd.	741	44,163

Dr. Lal PathLabs Ltd.(a)	282	9,716

Fortis Healthcare Ltd.*	4,282	16,410

Max Healthcare Institute Ltd.*	2,163	9,924

Total Health Care Providers & Services		80,213

Hotels, Restaurants & Leisure – 0.4%

Indian Hotels Co. Ltd.	3,372	10,613

Jubilant Foodworks Ltd.	576	20,041

Total Hotels, Restaurants & Leisure		30,654

Household Durables – 0.4%

Crompton Greaves Consumer Electricals Ltd.	3,637	17,951

Dixon Technologies India Ltd.	168	9,553

Total Household Durables		27,504

Independent Power & Renewable Electricity Producers – 1.0%

Adani Green Energy Ltd.*	2,852	72,065

Industrial Conglomerates – 0.4%

Siemens Ltd.	804	25,127

Insurance – 1.7%

HDFC Life Insurance Co. Ltd.(a)	7,393	52,510

ICICI Lombard General Insurance Co. Ltd.(a)	1,702	29,835

ICICI Prudential Life Insurance Co. Ltd.(a)	2,971	19,639

Max Financial Services Ltd.*	1,643	16,347

Total Insurance		118,331

Interactive Media & Services – 0.5%

Info Edge India Ltd.	570	33,921

IT Services – 15.6%

Coforge Ltd.	192	11,295

Happiest Minds Technologies Ltd.	453	6,317

HCL Technologies Ltd.	8,541	131,172

Infosys Ltd.	28,243	710,725

Mphasis Ltd.	660	29,412

Persistent Systems Ltd.	356	22,388

Tech Mahindra Ltd.	4,599	91,006

Wipro Ltd.	11,308	88,330

Total IT Services		1,090,645

Life Sciences Tools & Services – 0.8%

Divi’s Laboratories Ltd.	981	56,990

Machinery – 0.7%

Ashok Leyland Ltd.	12,053	18,650

Cummins India Ltd.	1,073	15,878

Escorts Ltd.	598	13,344

Total Machinery		47,872

Media – 0.4%

Zee Entertainment Enterprises Ltd.	8,222	31,287

Metals & Mining – 3.8%

APL Apollo Tubes Ltd.*	958	11,563

Jindal Steel & Power Ltd.	3,573	25,125

JSW Steel Ltd.	7,487	72,390

Tata Steel Ltd.	5,815	100,315

Vedanta Ltd.	10,010	53,283

Total Metals & Mining		262,676

Multiline Retail – 0.4%

Trent Ltd.	1,610	27,101

Oil, Gas & Consumable Fuels – 11.2%

Reliance Industries Ltd.	22,466	781,159

Personal Products – 3.9%

Colgate-Palmolive India Ltd.	1,242	25,279

Dabur India Ltd.	3,908	27,654

Emami Ltd.	1,401	8,267

Godrej Consumer Products Ltd.*	2,666	26,292

Hindustan Unilever Ltd.	6,869	185,710

Total Personal Products		273,202

Pharmaceuticals – 5.3%

Alkem Laboratories Ltd.	336	16,055

Aurobindo Pharma Ltd.	1,701	15,008

Cipla Ltd.	3,989	53,593

Dr. Reddy’s Laboratories Ltd.	983	55,723

Gland Pharma Ltd.*(a)	384	16,584

Glenmark Pharmaceuticals Ltd.	1,172	6,836

Ipca Laboratories Ltd.	1,032	14,515

Laurus Labs Ltd.(a)	2,989	23,277

Lupin Ltd.	1,650	16,267

Natco Pharma Ltd.	531	5,299

Pfizer Ltd.	154	8,837

Sun Pharmaceutical Industries Ltd.	9,235	111,484

Torrent Pharmaceuticals Ltd.	434	15,991

Zydus Lifesciences Ltd.	2,157	9,920

Total Pharmaceuticals		369,389

See Notes to Financial Statements.

90	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree India ex-State-Owned Enterprises Fund (IXSE)

March 31, 2022

Investments	Shares		Value

Real Estate Management & Development – 1.0%

DLF Ltd.	5,218		$26,198

Godrej Properties Ltd.*	1,012		22,333

Oberoi Realty Ltd.*	793		9,836

Phoenix Mills Ltd.	599		8,695

Total Real Estate Management & Development			67,062

Software – 0.6%

Cyient Ltd.	566		6,930

Oracle Financial Services Software Ltd.	184		8,712

Tata Elxsi Ltd.	243		28,349

Total Software			43,991

Textiles, Apparel & Luxury Goods – 2.3%

Bata India Ltd.	538		13,926

Page Industries Ltd.	51		29,068

Rajesh Exports Ltd.	617		5,627

Relaxo Footwears Ltd.	271		3,814

Titan Co. Ltd.	3,169		106,065

Total Textiles, Apparel & Luxury Goods			158,500

Thrifts & Mortgage Finance – 6.5%

Aavas Financiers Ltd.*	269		9,122

Housing Development Finance Corp. Ltd.	14,028		442,528

Indiabulls Housing Finance Ltd.	2,636		5,489

Total Thrifts & Mortgage Finance			457,139

Trading Companies & Distributors – 0.1%

IndiaMart InterMesh Ltd.(a)	96		5,476

Transportation Infrastructure – 0.1%

GMR Infrastructure Ltd.*	14,443		7,043

Wireless Telecommunication Services – 2.7%

Bharti Airtel Ltd.*	17,888		178,219

Vodafone Idea Ltd.*	66,403		8,456

Total Wireless Telecommunication Services			186,675
TOTAL COMMON STOCKS (Cost: $5,486,159)			7,150,155

	Principal Amount

FOREIGN CORPORATE BOND – 0.0%

India – 0.0%

Britannia Industries Ltd. 5.50%, 6/3/24
(Cost: $328)	23,867	INR	316

TOTAL INVESTMENTS IN SECURITIES – 102.5% (Cost: $5,486,487)			7,150,471

Other Assets less Liabilities – (2.5)%			(174,119)

NET ASSETS – 100.0%			$6,976,352

*	Non-income producing security.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)

This security, or a portion thereof, is restricted from resale (see Note 2 – Restricted Securities). In accordance with a reconstruction scheme notified by the government of India applicable to Yes Bank Ltd., effective March 16, 2020, 75% of all shares of Yes Bank Ltd. held by then-existing shareholders are subject to a three-year lock-in period and are unable to be sold. At March 31, 2022, the value of the restricted portion of this security is as follows:

Investment	Restricted Shares	Acquisition Date	Acquisition Cost	Value	Value as a Percentage of Net Assets
India – Banks Yes Bank Ltd.	3,819	4/2/19 – 10/18/19	$11,551	$620	0.0%

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$7,150,155	$—	$—	$7,150,155
Foreign Corporate Bond	—	316	—	316
Total Investments in Securities	$7,150,155	$316	$—	$7,150,471

See Notes to Financial Statements.

WisdomTree Trust	91

Statements of Assets and Liabilities

WisdomTree Trust

March 31, 2022

	WisdomTree China ex-State-Owned Enterprises Fund	WisdomTree Emerging Markets ex-State-Owned Enterprises Fund	WisdomTree Emerging Markets High Dividend Fund	WisdomTree Emerging Markets Multifactor Fund	WisdomTree Emerging Markets Quality Dividend Growth Fund
ASSETS:

Investments, at cost	$1,120,521,481	$3,359,530,624	$1,956,969,405	$2,256,700	$75,526,864

Investment in affiliates, at cost (Note 3)	—	—	1,219,572	—	—

Foreign currency, at cost	23,979	2,130,433	1,292,646	2,412	160,956

Investments in securities, at value[1,2] (Note 2)	844,085,393	3,347,354,262	2,124,394,193	2,359,636	87,052,801

Investment in affiliates, at value (Note 3)	—	—	1,246,049	—	—

Cash	1,403,966	1,744,548	1,951,528	1,025	54,067

Foreign currency, at value	33,287	2,096,133	1,290,430	2,426	160,675

Unrealized appreciation on foreign currency contracts	—	—	—	4,697	—

Receivables:

Dividends	30,058	8,685,079	6,992,745	9,644	243,257

Securities lending income	27,660	83,335	146,647	—	2,907

Interest	—	1,870	—	6	94

Foreign tax reclaims	—	30,746	47,109	284	817
Total Assets	845,580,364	3,359,995,973	2,136,068,701	2,377,718	87,514,618
LIABILITIES:

Unrealized depreciation on foreign currency contracts	670	—	—	7,274	—

Payables:

Cash collateral received for securities loaned (Note 2)	8,864,709	27,500,748	14,840,667	—	273,743

Investment securities purchased	1,205,263	—	—	—	—

Advisory fees (Note 3)	226,503	885,355	1,102,021	950	23,237

Service fees (Note 2)	3,115	12,174	7,697	9	320

Foreign capital gains tax	—	11,732,046	272,905	3,240	512,138
Total Liabilities	10,300,260	40,130,323	16,223,290	11,473	809,438
NET ASSETS	$835,280,104	$3,319,865,650	$2,119,845,411	$2,366,245	$86,705,180
NET ASSETS:

Paid-in capital	$1,258,861,022	$3,598,360,339	$3,420,844,837	$3,392,708	$94,080,804

Total distributable earnings (loss)	(423,580,918)	(278,494,689)	(1,300,999,426)	(1,026,463)	(7,375,624)
NET ASSETS	$835,280,104	$3,319,865,650	$2,119,845,411	$2,366,245	$86,705,180
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	20,425,000	100,300,000	48,200,000	100,000	3,300,000
Net asset value per share	$40.89	$33.10	$43.98	$23.66	$26.27
[1] Includes market value of securities out on loan of:	$41,658,950	$103,535,801	$165,227,619	$8,559	$2,829,834
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

92	WisdomTree Trust

Statements of Assets and Liabilities (continued)

WisdomTree Trust

March 31, 2022

	WisdomTree Emerging Markets SmallCap Dividend Fund	WisdomTree Global ex-U.S. Quality Dividend Growth Fund	WisdomTree Global ex-U.S. Real Estate Fund	WisdomTree Global High Dividend Fund	WisdomTree Growth Leaders Fund
ASSETS:

Investments, at cost	$2,290,323,937	$539,439,810	$56,267,651	$62,015,493	$18,160,168

Investment in affiliates, at cost (Note 3)	12,242,086	399,983	—	3,625	—

Foreign currency, at cost	3,182,649	1,138,627	2,687	56,002	5,489

Investments in securities, at value[1,2] (Note 2)	2,625,418,862	568,765,313	55,617,760	70,171,677	15,822,668

Investment in affiliates, at value (Note 3)	12,543,585	413,217	—	3,912	—

Cash	2,787,038	1,139,344	104,573	54,499	7,514

Foreign currency, at value	3,193,420	1,137,969	2,724	56,047	5,556

Unrealized appreciation on foreign currency contracts	—	501	54	—	—

Receivables:

Investment securities sold	—	—	—	—	—

Capital shares sold	469	15,982,753	—	—	—

Dividends	14,429,710	1,867,916	180,536	281,276	—

Securities lending income	788,055	14,849	2,179	3,215	235

Foreign tax reclaims	48,032	549,660	35,625	47,187	—
Total Assets	2,659,209,171	589,871,522	55,943,451	70,617,813	15,835,973
LIABILITIES:

Unrealized depreciation on foreign currency contracts	—	1,895	—	—	—

Payables:

Cash collateral received for securities loaned (Note 2)	80,792,166	4,393,392	1,066,023	1,695,565	476,955

Investment securities purchased	—	17,445,887	—	—	—

Advisory fees (Note 3)	1,206,320	185,213	26,562	32,315	2,490

Service fees (Note 2)	9,170	1,943	202	245	55

Foreign capital gains tax	1,609,639	604,406	347	356	—
Total Liabilities	83,617,295	22,632,736	1,093,134	1,728,481	479,500
NET ASSETS	$2,575,591,876	$567,238,786	$54,850,317	$68,889,332	$15,356,473
NET ASSETS:

Paid-in capital	$2,649,404,850	$548,653,659	$91,741,237	$78,561,656	$17,895,330

Total distributable earnings (loss)	(73,812,974)	18,585,127	(36,890,920)	(9,672,324)	(2,538,857)
NET ASSETS	$2,575,591,876	$567,238,786	$54,850,317	$68,889,332	$15,356,473
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	48,200,000	14,200,000	2,350,000	1,350,000	415,000
Net asset value per share	$53.44	$39.95	$23.34	$51.03	$37.00
[1] Includes market value of securities out on loan of:	$410,875,658	$43,934,988	$4,808,028	$2,825,551	$814,747
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

WisdomTree Trust	93

Statements of Assets and Liabilities (concluded)

WisdomTree Trust

March 31, 2022

	WisdomTree India Earnings Fund (consolidated)	WisdomTree India ex-State-Owned Enterprises Fund
ASSETS:

Investments, at cost	$510,620,452	$5,486,487

Investment in affiliates, at cost (Note 3)	26,901	—

Foreign currency, at cost	2,187,430	66
Investments in securities, at value	924,504,452	7,150,471

Investment in affiliates, at value (Note 3)	38,156	—

Cash	685,110	5,487

Foreign currency, at value	2,203,820	67

Receivables:

Capital shares sold	40,370	—

Dividends	154,547	390

Interest	481	13
Total Assets	927,626,936	7,156,428
LIABILITIES:

Payables:

Investment securities purchased	1,552,540	—

Advisory fees (Note 3)	614,732	3,296

Service fees (Note 2)	3,259	25

Foreign capital gains tax	31,614,992	176,755
Total Liabilities	33,785,523	180,076
NET ASSETS	$893,841,413	$6,976,352
NET ASSETS:

Paid-in capital	$568,220,588	$5,635,572

Total distributable earnings (loss)	325,620,825	1,340,780
NET ASSETS	$893,841,413	$6,976,352
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	24,600,000	200,000
Net asset value per share	$36.34	$34.88

See Notes to Financial Statements.

94	WisdomTree Trust

Statements of Operations

WisdomTree Trust

For the Year Ended March 31, 2022

	WisdomTree China ex-State-Owned Enterprises Fund	WisdomTree Emerging Markets ex-State-Owned Enterprises Fund	WisdomTree Emerging Markets High Dividend Fund	WisdomTree Emerging Markets Multifactor Fund	WisdomTree Emerging Markets Quality Dividend Growth Fund
INVESTMENT INCOME:

Dividends	$13,992,224	$88,587,552	$148,488,946	$198,604	$3,308,538

Dividends from affiliates (Note 3)	—	—	62,348	291	—

Interest	—	—	—	—	105

Non-cash dividends	49,549	4,709,284	497,264	1,360	18,519

Other income (Note 6)	—	—	336,475	—	—

Securities lending income, net (Note 2)	838,606	2,020,097	1,490,506	1,206	28,515

Less: Foreign withholding taxes on dividends	(488,411)	(11,824,575)	(16,720,823)	(24,843)	(358,302)
Total investment income	14,391,968	83,492,358	134,154,716	176,618	2,997,375
EXPENSES:

Advisory fees (Note 3)	3,240,553	13,733,215	12,432,930	19,274	298,310

Service fees (Note 2)	44,558	188,832	86,833	177	4,102

Other fees (Note 6)	—	—	99,251	—	—
Total expenses	3,285,111	13,922,047	12,619,014	19,451	302,412
Expense waivers (Note 3)	—	—	(3,299)	(5)	—
Net expenses	3,285,111	13,922,047	12,615,715	19,446	302,412
Net investment income	11,106,857	69,570,311	121,539,001	157,172	2,694,963
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions[1]	(117,911,787)	(186,983,386)	158,931,989	293,932	1,574,352

Investment transactions in affiliates (Note 3)	—	—	(31,264)	(598)	—

In-kind redemptions	31,152,312	112,154,317	2,965,801	118,975	—

Foreign currency contracts	(265,633)	380,277	(57,051)	(3,949)	(43,659)

Foreign currency related transactions	20,527	(1,152,462)	(1,151,380)	3,568	7,769
Net realized gain (loss)	(87,004,581)	(75,601,254)	160,658,095	411,928	1,538,462
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions[2]	(383,934,376)	(719,302,896)	(183,160,469)	(644,569)	(12,245,549)

Investment transactions in affiliates (Note 3)	—	—	(13,773)	—	—

Foreign currency contracts	(4,642)	(27,093)	4,559	(24,593)	—

Translation of assets and liabilities denominated in foreign currencies	19,013	213,239	75,323	445	9,237
Net decrease in unrealized appreciation/depreciation	(383,920,005)	(719,116,750)	(183,094,360)	(668,717)	(12,236,312)
Net realized and unrealized loss on investments	(470,924,586)	(794,718,004)	(22,436,265)	(256,789)	(10,697,850)
Net increase from payment by affiliate (Note 3)	—	83,629	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(459,817,729)	$(725,064,064)	$99,102,736	$(99,617)	$(8,002,887)
[1] Net of foreign capital gains tax of:	—	$5,966,221	$4,153,351	$19,571	$140,524
[2] Includes net increase (decrease) in accrued foreign capital gain taxes of:	—	$(372,770)	$(2,757,124)	$(3,716)	$57,948

See Notes to Financial Statements.

WisdomTree Trust	95

Statements of Operations (continued)

WisdomTree Trust

For the Year Ended March 31, 2022

	WisdomTree Emerging Markets SmallCap Dividend Fund	WisdomTree Global ex-U.S. Quality Dividend Growth Fund	WisdomTree Global ex-U.S. Real Estate Fund	WisdomTree Global High Dividend Fund	WisdomTree Growth Leaders Fund
INVESTMENT INCOME:

Dividends	$102,177,406	$14,120,988	$3,121,816	$3,183,051	$33,457

Dividends from affiliates (Note 3)	737,144	69,069	—	12,866	—

Non-cash dividends	815,796	27,274	26,506	44,483	—

Other income (Note 6)	198,430	15,254	19,292	1,324	—

Securities lending income, net (Note 2)	8,415,631	109,587	17,686	13,145	3,471

Less: Foreign withholding taxes on dividends	(13,346,182)	(1,145,528)	(154,890)	(148,069)	(67)
Total investment income	98,998,225	13,196,644	3,030,410	3,106,800	36,861
EXPENSES:

Advisory fees (Note 3)	13,623,816	2,365,703	346,664	394,700	32,198

Service fees (Note 2)	99,922	19,500	2,630	2,994	708

Other fees (Note 6)	53,387	4,342	5,497	384	—
Total expenses	13,777,125	2,389,545	354,791	398,078	32,906
Expense waivers (Note 3)	(16,871)	(908)	—	(52)	—
Net expenses	13,760,254	2,388,637	354,791	398,026	32,906
Net investment income	85,237,971	10,808,007	2,675,619	2,708,774	3,955
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions[1]	137,362,405	10,793,905	(91,527)	1,698,807	(107,885)

Investment transactions in affiliates (Note 3)	(470,429)	(334,314)	—	7,435	—

In-kind redemptions	—	21,235,206	638,564	4,595,591	297,245

Futures contracts	—	(28,563)	—	—	—

Foreign currency contracts	(2,616,201)	(182,825)	(3,940)	6,496	665

Foreign currency related transactions	1,201,817	77,184	(21,265)	(8,865)	(526)
Net realized gain	135,477,592	31,560,593	521,832	6,299,464	189,499
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions[2]	(24,141,617)	(29,723,202)	(6,993,526)	(1,051,731)	(3,284,829)

Investment transactions in affiliates (Note 3)	254,692	13,187	—	(4,952)	—

Foreign currency contracts	(6,854)	(1,196)	185	—	—

Translation of assets and liabilities denominated in foreign currencies	266,669	23,947	(21)	226	34
Net decrease in unrealized appreciation/depreciation	(23,627,110)	(29,687,264)	(6,993,362)	(1,056,457)	(3,284,795)
Net realized and unrealized gain (loss) on investments	111,850,482	1,873,329	(6,471,530)	5,243,007	(3,095,296)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$197,088,453	$12,681,336	$(3,795,911)	$7,951,781	$(3,091,341)
[1] Net of foreign capital gains tax of:	$10,501,227	$1,119,391	—	$14,552	—
[2] Includes net increase (decrease) in accrued foreign capital gain taxes of:	$(4,209,148)	$(393,500)	$347	$(8,143)	—

See Notes to Financial Statements.

96	WisdomTree Trust

Statements of Operations (concluded)

WisdomTree Trust

For the Year Ended March 31, 2022

	WisdomTree India Earnings Fund (consolidated)	WisdomTree India ex-State-Owned Enterprises Fund
INVESTMENT INCOME:

Dividends	$22,288,828	$54,747

Interest	528	13

Less: Foreign withholding taxes on dividends	(4,873,246)	(13,082)
Total investment income	17,416,110	41,678
EXPENSES:

Advisory fees (Note 3)	7,547,035	35,017

Service fees (Note 2)	40,008	266

Interest expense (Note 8)	66,976	—
Total expenses	7,654,019	35,283
Expense waivers (Note 3)	(153)	—
Net expenses	7,653,866	35,283
Net investment income	9,762,244	6,395
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions[1]	92,897,428	(39,172)

Futures contracts	—	(3,983)

Foreign currency contracts	(583,591)	(2,324)

Foreign currency related transactions	184,401	(10,307)
Net realized gain (loss)	92,498,238	(55,786)
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions[2]	34,957,675	662,949

Investment transactions in affiliates (Note 3)	4,447	—

Translation of assets and liabilities denominated in foreign currencies	16,751	5,611
Net increase in unrealized appreciation/depreciation	34,978,873	668,560
Net realized and unrealized gain on investments	127,477,111	612,774
Net increase from payment by affiliate (Note 3)	3,791	—
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$137,243,146	$619,169
[1] Net of foreign capital gains tax of:	—	$48,734
[2] Includes net increase (decrease) in accrued foreign capital gain taxes of:	$17,999,468	$18,140

See Notes to Financial Statements.

WisdomTree Trust	97

Statements of Changes in Net Assets

WisdomTree Trust

	WisdomTree China ex-State-Owned Enterprises Fund		WisdomTree Emerging Markets ex-State- Owned Enterprises Fund		WisdomTree Emerging Markets High Dividend Fund

	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$11,106,857	$1,829,366	$69,570,311	$26,686,732	$121,539,001	$76,740,500

Net realized gain (loss) on investments, foreign currency contracts and foreign currency related transactions	(87,004,581)	16,741,964	(75,601,254)	10,543,210	160,658,095	(297,152,828)

Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(383,920,005)	111,338,289	(719,116,750)	824,760,014	(183,094,360)	821,792,478

Net increase from payment by affiliate	—	—	83,629	3,285	—	—
Net increase (decrease) in net assets resulting from operations	(459,817,729)	129,909,619	(725,064,064)	861,993,241	99,102,736	601,380,150
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(10,485,930)	(2,251,505)	(62,418,244)	(27,862,429)	(121,113,777)	(80,570,083)

Tax return of capital	—	(39,686)	—	—	—	—
Total distributions to shareholders	(10,485,930)	(2,291,191)	(62,418,244)	(27,862,429)	(121,113,777)	(80,570,083)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	529,146,692	628,390,433	219,724,718	3,227,187,036	273,134,390	78,417,646

Cost of shares redeemed	(138,255,251)	(29,667,552)	(832,312,478)	(151,373,568)	(47,979,758)	(321,460,657)
Net increase (decrease) in net assets resulting from capital share transactions	390,891,441	598,722,881	(612,587,760)	3,075,813,468	225,154,632	(243,043,011)
Net Increase (Decrease) in Net Assets	(79,412,218)	726,341,309	(1,400,070,068)	3,909,944,280	203,143,591	277,767,056
NET ASSETS:

Beginning of year	$914,692,322	$188,351,013	$4,719,935,718	$809,991,438	$1,916,701,820	$1,638,934,764

End of year	$835,280,104	$914,692,322	$3,319,865,650	$4,719,935,718	$2,119,845,411	$1,916,701,820
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	14,200,000	4,900,000 [1]	117,100,000	33,200,000	43,300,000	50,500,000

Shares created	8,875,000	9,800,000 [1]	5,300,000	88,200,000	6,000,000	1,900,000

Shares redeemed	(2,650,000)	(500,000)[1]	(22,100,000)	(4,300,000)	(1,100,000)	(9,100,000)
Shares outstanding, end of year	20,425,000	14,200,000 [1]	100,300,000	117,100,000	48,200,000	43,300,000
[1]	Shares were adjusted to reflect a 2:1 stock split effective October 16, 2020.

See Notes to Financial Statements.

98	WisdomTree Trust

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree Emerging Markets Multifactor Fund		WisdomTree Emerging Markets Quality Dividend Growth Fund		WisdomTree Emerging Markets SmallCap Dividend Fund

	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$157,172	$203,033	$2,694,963	$2,066,541	$85,237,971	$57,625,627

Net realized gain (loss) on investments, foreign currency contracts and foreign currency related transactions	411,928	1,196,370	1,538,462	(239,534)	135,477,592	(97,887,181)

Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(668,717)	1,986,595	(12,236,312)	35,187,300	(23,627,110)	757,381,087
Net increase (decrease) in net assets resulting from operations	(99,617)	3,385,998	(8,002,887)	37,014,307	197,088,453	717,119,533
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(134,000)	(161,416)	(2,582,002)	(2,069,274)	(91,424,730)	(65,877,942)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	—	—	2,859,531	14,122,476	534,715,596	159,200,522

Cost of shares redeemed	(2,561,737)	(5,164,535)	—	(24,573,035)	—	(92,079,674)
Net increase (decrease) in net assets resulting from capital share transactions	(2,561,737)	(5,164,535)	2,859,531	(10,450,559)	534,715,596	67,120,848
Net Increase (Decrease) in Net Assets	(2,795,354)	(1,939,953)	(7,725,358)	24,494,474	640,379,319	718,362,439
NET ASSETS:

Beginning of year	$5,161,599	$7,101,552	$94,430,538	$69,936,064	$1,935,212,557	$1,216,850,118

End of year	$2,366,245	$5,161,599	$86,705,180	$94,430,538	$2,575,591,876	$1,935,212,557
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	200,000	400,000	3,200,000	3,600,000	38,100,000	36,900,000

Shares created	—	—	100,000	500,000	10,100,000	3,400,000

Shares redeemed	(100,000)	(200,000)	—	(900,000)	—	(2,200,000)
Shares outstanding, end of year	100,000	200,000	3,300,000	3,200,000	48,200,000	38,100,000

See Notes to Financial Statements.

WisdomTree Trust	99

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree Global ex-U.S. Quality Dividend Growth Fund			WisdomTree Global ex-U.S. Real Estate Fund		WisdomTree Global High Dividend Fund

	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021		For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$10,808,007	$5,309,362		$2,675,619	$2,685,588	$2,708,774	$2,822,640

Net realized gain (loss) on investments, futures contracts, foreign currency contracts and foreign currency related transactions	31,560,593	718,159		521,832	(13,108,094)	6,299,464	(7,471,861)

Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(29,687,264)	68,162,420		(6,993,362)	26,560,759	(1,056,457)	28,567,524
Net increase (decrease) in net assets resulting from operations	12,681,336	74,189,941		(3,795,911)	16,138,253	7,951,781	23,918,303
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(9,420,001)	(5,009,804)		(3,737,023)	(2,194,990)	(2,682,732)	(2,796,745)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	258,196,116	210,638,439		1,325,684	—	19,674,154	11,563,727

Cost of shares redeemed	(49,348,920)	(20,349,003)		(2,653,067)	(30,935,826)	(21,694,612)	(33,996,396)
Net increase (decrease) in net assets resulting from capital share transactions	208,847,196	190,289,436		(1,327,383)	(30,935,826)	(2,020,458)	(22,432,669)
Net Increase (Decrease) in Net Assets	212,108,531	259,469,573		(8,860,317)	(16,992,563)	3,248,591	(1,311,111)
NET ASSETS:

Beginning of year	$355,130,255	$95,660,682		$63,710,634	$80,703,197	$65,640,741	$66,951,852

End of year	$567,238,786	$355,130,255		$54,850,317	$63,710,634	$68,889,332	$65,640,741
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	9,200,000 [1]	3,600,000	[1]	2,400,000	3,650,000	1,400,000	1,950,000

Shares created	6,200,000 [1]	6,200,000	[1]	50,000	—	400,000	300,000

Shares redeemed	(1,200,000)[1]	(600,000)[1]		(100,000)	(1,250,000)	(450,000)	(850,000)
Shares outstanding, end of year	14,200,000 [1]	9,200,000	[1]	2,350,000	2,400,000	1,350,000	1,400,000
[1]	Shares were adjusted to reflect a 2:1 stock split effective June 9, 2021.

See Notes to Financial Statements.

100	WisdomTree Trust

Statements of Changes in Net Assets (concluded)

WisdomTree Trust

	WisdomTree Growth Leaders Fund		WisdomTree India Earnings Fund (consolidated)		WisdomTree India ex-State-Owned Enterprises Fund

	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$3,955	$5,261	$9,762,244	$4,431,585	$6,395	$4,592

Net realized gain (loss) on investments, futures contracts and foreign currency related transactions	189,499	1,160,601	92,498,238	48,844,220	(55,786)	20,380

Net increase (decrease) in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(3,284,795)	1,100,813	34,978,873	374,039,346	668,560	1,173,632

Net increase from payment by affiliate	—	—	3,791	—	—	—
Net increase (decrease) in net assets resulting from operations	(3,091,341)	2,266,675	137,243,146	427,315,151	619,169	1,198,604
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(5,287)	(11,858)	(12,894,200)	(6,924,754)	(1,470)	(4,497)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	5,203,072	13,488,300	82,707,196	—	1,809,189	2,473,495

Cost of shares redeemed	(1,160,393)	(3,083,581)	(101,040,011)	(195,882,462)	—	—
Net increase (decrease) in net assets resulting from capital share transactions	4,042,679	10,404,719	(18,332,815)	(195,882,462)	1,809,189	2,473,495
Net Increase in Net Assets	946,051	12,659,536	106,016,131	224,507,935	2,426,888	3,667,602
NET ASSETS:

Beginning of year	$14,410,422	$1,750,886	$787,825,282	$563,317,347	$4,549,464	$881,862

End of year	$15,356,473	$14,410,422	$893,841,413	$787,825,282	$6,976,352	$4,549,464
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	325,004	75,004	25,200,000	34,800,000	150,000	50,000

Shares created	115,000	325,000	2,200,000	—	50,000	100,000

Shares redeemed	(25,004)	(75,000)	(2,800,000)	(9,600,000)	—	—
Shares outstanding, end of year	415,000	325,004	24,600,000	25,200,000	200,000	150,000

See Notes to Financial Statements.

WisdomTree Trust	101

Financial Highlights

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree China ex-State-Owned Enterprises Fund	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021[1]	For the Year Ended March 31, 2020[1]	For the Year Ended March 31, 2019[1]	For the Year Ended March 31, 2018[1]
Net asset value, beginning of year	$64.41	$38.44	$38.84	$43.62	$28.59
Investment operations:

Net investment income[2]	0.60	0.23	0.39	0.49	0.06

Net realized and unrealized gain (loss)	(23.54)	26.10	(0.39)	(4.82)	15.28
Total from investment operations	(22.94)	26.33	0.00 [3]	(4.33)	15.34
Dividends and distributions to shareholders:

Net investment income	(0.58)	(0.35)	(0.40)	(0.45)	(0.31)

Tax return of capital	—	(0.01)	—	(0.00)[3]	—
Total dividends and distributions to shareholders	(0.58)	(0.36)	(0.40)	(0.45)	(0.31)
Net asset value, end of year	$40.89	$64.41	$38.44	$38.84	$43.62

TOTAL RETURN[4]	(35.81)%	68.71%	0.07%	(9.91)%	53.95%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$835,280	$914,692	$188,351	$143,699	$215,928

Ratios to average net assets of:

Expenses, net of expense waivers	0.32%	0.32%[5]	0.32%[6]	0.32%[6]	0.33%[6,7]

Expenses, prior to expense waivers	0.32%	0.38%	0.63%	0.63%	0.63%

Net investment income	1.10%	0.37%	1.03%	1.31%	0.14%
Portfolio turnover rate[8]	36%	20%	22%	35%	20%

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
Net asset value, beginning of year	$40.31	$24.40	$28.79	$31.99	$24.72
Investment operations:

Net investment income[2]	0.62	0.41	0.62	0.42	0.28

Net realized and unrealized gain (loss)	(7.28)	15.91	(4.38)	(3.20)	7.20

Net increase from payment by affiliate	0.00 [3]	0.00 [3]	—	0.00 [3]	—
Total from investment operations	(6.66)	16.32	(3.76)	(2.78)	7.48
Dividends to shareholders:

Net investment income	(0.55)	(0.41)	(0.63)	(0.42)	(0.21)
Net asset value, end of year	$33.10	$40.31	$24.40	$28.79	$31.99

TOTAL RETURN[4]	(16.70)%[9]	67.18%[10]	(13.36)%	(8.64)%[10]	30.30%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$3,319,866	$4,719,936	$809,991	$305,184	$92,776

Ratios to average net assets of:

Expenses, net of expense waivers	0.32%	0.32%[5]	0.32%[6]	0.32%[6]	0.33%[6]

Expenses, prior to expense waivers	0.32%	0.37%	0.58%	0.58%	0.58%

Net investment income	1.62%	1.11%	2.14%	1.51%	0.92%
Portfolio turnover rate[8]	18%	34%	19%	24%	68%
[1]	Shares were adjusted to reflect a 2:1 stock split effective October 16, 2020.

[2]	Based on average shares outstanding.

[3]	Amount represents less than $0.005.

[4]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[5]

The investment advisor had contractually agreed to limit the advisory fee to 0.32% through July 31, 2020. On July 31, 2020, the contractual waiver expired and the advisory fee was permanently reduced to 0.32%.

[6]	Effective June 30, 2017, the investment advisor contractually agreed to limit the advisory fee to 0.32% through July 31, 2020, unless earlier terminated by the Board of Trustees of the Trust.

[7]	Effective July 1, 2015, the investment advisor contractually agreed to limit the advisory fee to 0.53% through July 31, 2017, unless earlier terminated by the Board of Trustees of the Trust.

[8]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[9]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain foreign exchange transactions during the period. Excluding this voluntary reimbursement, total return would have been unchanged (Note 3).

[10]	Includes a reimbursement from the sub-advisor for an operational error that resulted in investment transaction losses. Excluding the reimbursement, total return would have been unchanged.

See Notes to Financial Statements.

102	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Emerging Markets High Dividend Fund	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
Net asset value, beginning of year	$44.27	$32.45	$43.72	$47.35	$40.69
Investment operations:

Net investment income[1]	2.75	1.76	2.10	1.84	1.67

Net realized and unrealized gain (loss)	(0.30)	11.93	(11.25)	(3.57)	6.65
Total from investment operations	2.45	13.69	(9.15)	(1.73)	8.32
Dividends to shareholders:

Net investment income	(2.74)	(1.87)	(2.12)	(1.90)	(1.66)
Net asset value, end of year	$43.98	$44.27	$32.45	$43.72	$47.35

TOTAL RETURN[2]	5.65%	43.37%	(22.06)%	(3.51)%	20.98%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$2,119,845	$1,916,702	$1,638,935	$2,173,006	$2,282,176

Ratios to average net assets[3] of:

Expenses[4]	0.64%[5]	0.63%	0.63%	0.63%	0.63%

Net investment income	6.16%	4.58%	4.91%	4.23%	3.81%
Portfolio turnover rate[6]	53%	62%	41%	44%	41%

WisdomTree Emerging Markets Multifactor Fund	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Period August 10, 2018* through March 31, 2019
Net asset value, beginning of period	$25.81	$17.75	$23.61	$24.68
Investment operations:

Net investment income[1]	1.01	0.56	0.73	0.29

Net realized and unrealized gain (loss)	(2.44)	7.90	(5.91)	(1.16)
Total from investment operations	(1.43)	8.46	(5.18)	(0.87)
Dividends to shareholders:

Net investment income	(0.72)	(0.40)	(0.68)	(0.20)
Net asset value, end of period	$23.66	$25.81	$17.75	$23.61

TOTAL RETURN[2]	(5.72)%	48.12%	(22.44)%	(3.52)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$2,366	$5,162	$7,102	$18,886

Ratios to average net assets of:

Expenses	0.48%[3,4]	0.48%[3,4]	0.48%	0.48%[4,7]

Net investment income	3.91%[3]	2.51%[3]	3.24%	1.97%[7]
Portfolio turnover rate[6]	115%	125%	166%	133%
*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[4]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[5]	Included in the expense ratio are “Other fees” described in Note 6. Without these expenses, the expense ratio would have been 0.63%.

[6]

Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[7]	Annualized.

See Notes to Financial Statements.

WisdomTree Trust	103

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Emerging Markets Quality Dividend Growth Fund	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
Net asset value, beginning of year	$29.51	$19.43	$24.71	$26.94	$23.03
Investment operations:

Net investment income[1]	0.83	0.61	0.66	0.71	0.56

Net realized and unrealized gain (loss)	(3.28)	10.08	(5.32)	(2.30)	3.87
Total from investment operations	(2.45)	10.69	(4.66)	(1.59)	4.43
Dividends to shareholders:

Net investment income	(0.79)	(0.61)	(0.62)	(0.64)	(0.52)
Net asset value, end of year	$26.27	$29.51	$19.43	$24.71	$26.94

TOTAL RETURN[2]	(8.48)%	55.66%	(19.30)%	(5.79)%	19.44%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$86,705	$94,431	$69,936	$69,189	$75,442

Ratios to average net assets of:

Expenses, net of expense waivers	0.32%	0.32%[3]	0.32%[4]	0.32%[4]	0.39%[4]

Expenses, prior to expense waivers	0.32%	0.42%	0.63%	0.63%	0.63%

Net investment income	2.89%	2.38%	2.74%	2.93%	2.17%
Portfolio turnover rate[5]	42%	57%	55%	81%	62%

WisdomTree Emerging Markets SmallCap Dividend Fund	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
Net asset value, beginning of year	$50.79	$32.98	$47.03	$53.47	$44.62
Investment operations:

Net investment income[1]	1.99	1.58	1.82	1.79	1.42

Net realized and unrealized gain (loss)	2.80	18.04	(14.02)	(6.35)	8.89
Total from investment operations	4.79	19.62	(12.20)	(4.56)	10.31
Dividends to shareholders:

Net investment income	(2.14)	(1.81)	(1.85)	(1.88)	(1.46)
Net asset value, end of year	$53.44	$50.79	$32.98	$47.03	$53.47

TOTAL RETURN[2]	9.48%	60.63%	(26.95)%	(8.40)%	23.55%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$2,575,592	$1,935,213	$1,216,850	$1,424,969	$1,743,104

Ratios to average net assets[6] of:

Expenses[7]	0.61%[8,9]	0.63%	0.63%	0.63%	0.63%

Net investment income	3.75%	3.65%	4.05%	3.81%	2.88%
Portfolio turnover rate[5]	45%	59%	47%	40%	48%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]

The investment advisor had contractually agreed to limit the advisory fee to 0.32% through July 31, 2020. On July 31, 2020, the contractual waiver expired and the advisory fee was permanently reduced to 0.32%.

[4]	Effective June 30, 2017, the investment advisor contractually agreed to limit the advisory fee to 0.32% through July 31, 2020, unless earlier terminated by the Board of Trustees of the Trust.

[5]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[6]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[7]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[8]	Prior to September 1, 2021, the Fund’s annual advisory fee rate was 0.63% and, thereafter, was reduced to 0.58% per annum.

[9]	Included in the expense ratio are “Other fees” described in Note 6. Without these expenses, the expense ratio would have been 0.60%.

See Notes to Financial Statements.

104	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Global ex-U.S. Quality Dividend Growth Fund	For the Year Ended March 31, 2022[1]	For the Year Ended March 31, 2021[1]	For the Year Ended March 31, 2020[1]	For the Year Ended March 31, 2019[1]	For the Year Ended March 31, 2018[1]
Net asset value, beginning of year	$38.60	$26.57	$27.80	$29.52	$25.02
Investment operations:

Net investment income[2]	1.01	0.80	0.80	0.58	0.62

Net realized and unrealized gain (loss)	1.15	11.94	(1.31)	(1.67)	4.40
Total from investment operations	2.16	12.74	(0.51)	(1.09)	5.02
Dividends to shareholders:

Net investment income	(0.81)	(0.71)	(0.72)	(0.63)	(0.52)
Net asset value, end of year	$39.95	$38.60	$26.57	$27.80	$29.52

TOTAL RETURN[3]	5.57%	48.25%	(2.01)%	(3.65)%	20.18%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$567,239	$355,130	$95,661	$72,280	$70,841

Ratios to average net assets[4] of:

Expenses	0.54%[5,6,7]	0.58%	0.58%[5]	0.58%[5]	0.58%[5]

Net investment income	2.44%	2.29%	2.68%	2.11%	2.20%
Portfolio turnover rate[8]	59%	56%	56%	60%	67%

WisdomTree Global ex-U.S. Real Estate Fund	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
Net asset value, beginning of year	$26.55	$22.11	$32.15	$32.04	$28.16
Investment operations:

Net investment income[2]	1.14	0.89	1.13	1.12	1.11

Net realized and unrealized gain (loss)	(2.74)	4.35	(8.79)	0.24	4.92
Total from investment operations	(1.60)	5.24	(7.66)	1.36	6.03
Dividends to shareholders:

Net investment income	(1.61)	(0.80)	(2.38)	(1.25)	(2.15)
Net asset value, end of year	$23.34	$26.55	$22.11	$32.15	$32.04

TOTAL RETURN[3]	(6.45)%	23.92%	(25.74)%	4.51%	21.90%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$54,850	$63,711	$80,703	$114,146	$107,329

Ratios to average net assets of:

Expenses	0.59%[9]	0.58%	0.58%[4]	0.58%[4]	0.58%[4]

Net investment income	4.48%	3.59%	3.75%[4]	3.72%[4]	3.56%[4]
Portfolio turnover rate[8]	7%	39%	21%	17%	23%
[1]	Per share amounts were adjusted to reflect a 2:1 stock split effective June 9, 2021.

[2]	Based on average shares outstanding.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees for the WisdomTree Global ex-U.S. Quality Dividend Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[5]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[6]	Prior to January 1, 2022, the Fund’s annual advisory fee rate was 0.58% and, thereafter, was reduced to 0.42% per annum.

[7]	Included in the expense ratio are “Other fees” described in Note 6. Without these expenses, the expense ratio would have been unchanged.

[8]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[9]	Included in the expense ratio are “Other fees” described in Note 6. Without these expenses, the expense ratio would have been 0.58%.

See Notes to Financial Statements.

WisdomTree Trust	105

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Global High Dividend Fund	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
Net asset value, beginning of year	$46.89	$34.33	$46.11	$46.38	$44.75
Investment operations:

Net investment income[1]	1.95	1.63	1.78	1.77	1.59

Net realized and unrealized gain (loss)	4.02	12.62	(11.79)	(0.18)	1.54
Total from investment operations	5.97	14.25	(10.01)	1.59	3.13
Dividends to shareholders:

Net investment income	(1.83)	(1.69)	(1.77)	(1.86)	(1.50)
Net asset value, end of year	$51.03	$46.89	$34.33	$46.11	$46.38

TOTAL RETURN[2]	12.96%	42.38%	(22.46)%	3.59%	7.02%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$68,889	$65,641	$66,952	$92,227	$104,358

Ratios to average net assets[3] of:

Expenses[4]	0.58%[5]	0.58%	0.58%	0.58%	0.58%

Net investment income	3.98%	4.05%	3.88%	3.86%	3.41%
Portfolio turnover rate[6]	39%	48%	32%	19%	21%

WisdomTree Growth Leaders Fund	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021[7]	For the Period May 22, 2019* through March 31, 2020
Net asset value, beginning of period	$44.34	$23.34	$24.80
Investment operations:

Net investment income[1]	0.01	0.03	0.06

Net realized and unrealized gain (loss)	(7.34)	21.02	(1.44)
Total from investment operations	(7.33)	21.05	(1.38)
Dividends to shareholders:

Net investment income	(0.01)	(0.05)	(0.08)
Net asset value, end of period	$37.00	$44.34	$23.34

TOTAL RETURN[2]	(16.53)%	90.18%	(5.61)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$15,356	$14,410	$1,751

Ratios to average net assets of:

Expenses	0.20%	0.24%[8]	0.45%[9]

Net investment income	0.02%	0.08%	0.27%[9]
Portfolio turnover rate[6]	52%	40%	9%
*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees for the WisdomTree Global High Dividend Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[4]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[5]	Included in the expense ratio are “Other fees” described in Note 6. Without these expenses, the expense ratio would have been unchanged.

[6]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[7]

The information reflects the investment objective and strategy of the WisdomTree Modern Tech Platforms Fund through July 31, 2020 and the investment objective and strategy of the WisdomTree Growth Leaders Fund thereafter. The increase in portfolio turnover rate was primarily a result of the aforementioned investment objective and strategy change.

[8]	Prior to August 1, 2020, the Fund’s net expense ratio was 0.45% and, thereafter, was reduced to 0.20% per annum.

[9]	Annualized.

See Notes to Financial Statements.

106	WisdomTree Trust

Financial Highlights (concluded)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree India Earnings Fund (consolidated)	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
Net asset value, beginning of year	$31.26	$16.19	$26.26	$25.88	$24.07
Investment operations:

Net investment income[1]	0.38	0.16	0.30	0.28	0.24

Net realized and unrealized gain (loss)	5.20	15.16	(10.18)	0.45	1.79

Net increase from payment by affiliate	0.00 [2]	—	—	—	—
Total from investment operations	5.58	15.32	(9.88)	0.73	2.03
Dividends and distributions to shareholders:

Net investment income	(0.50)	(0.25)	(0.19)	(0.34)	(0.22)

Tax return of capital	—	—	—	(0.01)	—
Total dividends and distributions to shareholders	(0.50)	(0.25)	(0.19)	(0.35)	(0.22)
Net asset value, end of year	$36.34	$31.26	$16.19	$26.26	$25.88

TOTAL RETURN[3]	17.85%[4]	95.10%	(37.84)%	2.89%	8.46%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$893,841	$787,825	$563,317	$1,323,424	$1,671,567

Ratios to average net assets of:

Expenses[5]	0.84%[6,7]	0.84%[6,7]	0.84%[6,7]	0.85%	0.84%

Net investment income	1.07%[6]	0.67%[6]	1.22%[6]	1.14%	0.91%
Portfolio turnover rate[8]	30%	23%	32%	37%	22%

WisdomTree India ex-State-Owned Enterprises Fund	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Period April 4, 2019* through March 31, 2020
Net asset value, beginning of period	$30.33	$17.64	$24.67
Investment operations:

Net investment income[1]	0.04	0.05	0.19

Net realized and unrealized gain (loss)	4.52	12.69	(7.22)
Total from investment operations	4.56	12.74	(7.03)
Dividends to shareholders:

Net investment income	(0.01)	(0.05)	—
Net asset value, end of period	$34.88	$30.33	$17.64

TOTAL RETURN[3]	15.04%	72.25%	(28.50)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$6,976	$4,549	$882

Ratios to average net assets of:

Expenses	0.58%	0.58%	0.58%[9]

Net investment income	0.11%	0.20%	0.80%[9]
Portfolio turnover rate[8]	15%	36%	82%
*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

[1]	Based on average shares outstanding.

[2]	Amount represents less than $0.005.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees for the WisdomTree India Earnings Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain foreign exchange transactions during the period. Excluding this voluntary reimbursement, total return would have been 0.04% lower (Note 3).

[5]	Includes interest expense of 0.01% for each of the fiscal years presented.

[6]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[7]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[8]

Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[9]	Annualized.

See Notes to Financial Statements.

WisdomTree Trust	107

Notes to Financial Statements

1. ORGANIZATION

WisdomTree Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust on December 15, 2005 and is authorized to have multiple series of portfolios (each a “Fund”, collectively, the “Funds”). These notes relate only to the Funds listed below. In accordance with Accounting Standards Codification Topic 946, Financial Services-Investment Companies, each Fund listed below qualifies as an investment company and is applying the accounting and reporting guidance for investment companies.

Fund	Commencement of Operations
WisdomTree China ex-State-Owned Enterprises Fund (“China ex-State-Owned Enterprises Fund’’)	September 19, 2012
WisdomTree Emerging Markets ex-State-Owned Enterprises Fund (“Emerging Markets ex-State-Owned Enterprises Fund’’)	December 10, 2014
WisdomTree Emerging Markets High Dividend Fund (“Emerging Markets High Dividend Fund’’)	July 13, 2007
WisdomTree Emerging Markets Multifactor Fund (“Emerging Markets Multifactor Fund’’)	August 10, 2018
WisdomTree Emerging Markets Quality Dividend Growth Fund (“Emerging Markets Quality Dividend Growth Fund’’)	August 1, 2013
WisdomTree Emerging Markets SmallCap Dividend Fund (“Emerging Markets SmallCap Dividend Fund’’)	October 30, 2007
WisdomTree Global ex-U.S. Quality Dividend Growth Fund (“Global ex-U.S. Quality Dividend Growth Fund’’)	June 16, 2006
WisdomTree Global ex-U.S. Real Estate Fund (“Global ex-U.S. Real Estate Fund’’)	June 5, 2007
WisdomTree Global High Dividend Fund (“Global High Dividend Fund’’)	June 16, 2006
WisdomTree Growth Leaders Fund (“Growth Leaders Fund’’)	May 22, 2019
WisdomTree India Earnings Fund (“India Earnings Fund’’) (consolidated)	February 22, 2008
WisdomTree India ex-State-Owned Enterprises Fund (“India ex-State-Owned Enterprises Fund’’)	April 4, 2019

The India Earnings Fund makes its investments through the WisdomTree India Investment Portfolio, Inc. (the “Portfolio”), a wholly owned subsidiary organized in the Republic of Mauritius (“Mauritius”). The Portfolio was incorporated under the provisions of the Mauritius Companies Act, 2001 and holds a Global Business License Category 1 issued by the Financial Services Commission.

Each Fund, except for the Emerging Markets Multifactor Fund and Emerging Markets Quality Dividend Growth Fund, seeks to track the price and yield performance, before fees and expenses, of a particular index (“Index”) developed by WisdomTree Investments, Inc. (“WisdomTree Investments’’) or an Index developed by a third party. The Emerging Markets Multifactor Fund is actively managed using a model-based approach seeking capital appreciation. The Emerging Markets Quality Dividend Growth Fund is actively managed using a model-based approach seeking income and capital appreciation. WisdomTree Investments is the parent company of WisdomTree Asset Management, Inc. (‘‘WTAM’’), the investment adviser to each Fund (including the Portfolio) and the Trust. “WisdomTree” is a registered trademark of WisdomTree Investments and has been licensed for use by the Trust. Each Fund described herein is considered to be non-diversified as defined under the 1940 Act.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believes such exposure to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.

The following is a summary of significant accounting policies followed by the Funds:

Use of Estimates — The preparation of financial statements in conformity with GAAP, requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Basis of Consolidation — The financial statements for the India Earnings Fund include the accounts of a wholly-owned and controlled Mauritius subsidiary (the “Subsidiary”). The India Earnings Fund’s accompanying financial statements reflect the financial position and the results of operations on a consolidated basis with its Subsidiary. All intercompany accounts and transactions have been eliminated in the consolidation.

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Investment Valuation — The net asset value (“NAV”) of each Fund’s shares is calculated each day a Fund is open for business as of the regularly scheduled close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time (the “NAV Calculation Time”). NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding. Each Fund issues and redeems shares at NAV only in large blocks of shares known as creation units, which only certain institutions (e.g., broker-dealers) may purchase or redeem. Shares of each Fund are listed on a national securities exchange and trade at market prices. Most investors will buy and sell shares in the secondary market through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV or less than NAV. In calculating each Fund’s NAV, investments are valued under policies approved by the Board of Trustees of the Trust (the “Board of Trustees”). Equity securities (including preferred stock) traded on any recognized U.S. or non-U.S. exchange are valued at the last sale price or official closing price on the exchange on which they are principally traded. Unlisted equity securities (including preferred stock) are valued at the last sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price. Fixed income securities generally are valued at current market quotations or mean prices obtained from broker-dealers or independent pricing service providers. Broker-dealers or independent pricing service providers, in determining the value of securities, may consider such factors as recent transactions, indications from yields and quoted prices from broker-dealers on similar securities, and market sentiment for the type of security. U.S. fixed income securities may be valued as of the announced closing time for such securities on any day that the Securities Industry and Financial Markets Association announces an early closing time. Each Fund may invest in money market funds which are valued at their NAV per share and exchange-traded funds (“ETFs” or “ETF”) or exchange-traded notes (“ETNs” or “ETN”) which are valued at their last sale or official closing price on the exchange on which they are principally traded or at their NAV per share in instances where the ETF or ETN has not traded on its principal exchange. Foreign currency contracts that settle within two business days after the trade date (‘‘Spot Contracts’’) and foreign currency contracts having a settlement period greater than two business days after the trade date (‘‘Forward Contracts’’) are valued daily using WM/Reuters closing spot and forward rates, respectively, as of 4:00 p.m. London time. Futures contracts generally are valued at the settlement price, the price at which a futures contract settles once a given trading day has ended, on the primary exchange on which they trade.

In certain instances, such as when reliable market valuations are not readily available, a Fund’s investments, which include derivatives, will be fair valued in accordance with the Fund’s pricing policy. The Board of Trustees has established a pricing committee (the “Pricing Committee”) which is comprised of senior representatives of WTAM and which reports to the Board of Trustees on a quarterly basis. In the event that a financial instrument cannot be valued based upon a price from the exchange or system on which it is principally traded, independent pricing service provider or broker-dealer quotation, or such prices are deemed to not reflect current market value, the Pricing Committee may value the financial instrument in good faith under the policies and procedures approved by the Board of Trustees based on current facts and circumstances. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations, securities whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV Calculation Time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Fair Value Measurement — In accordance with Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosures, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Pricing Committee will perform other procedures (consistent with GAAP) to value an investment when a market quote is not available. ASC 820 established a three-tier hierarchy of inputs to be used when determining fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates,

prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Fund’s assumptions in determining the fair value of investments)

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Notes to Financial Statements (continued)

The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended (either due to events affecting the issuer of the security specifically or events affecting the primary trading exchange more broadly) or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation or market activity; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets in which the security is traded but before the time as of which a Fund’s NAV is computed and that may materially affect the value of the Fund’s investments).

The valuation techniques and significant inputs used in determining the fair market value measurements for Level 2 and Level 3 positions are as follows:

Financial instruments are generally valued by independent pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. Depending on the type of financial instrument, the independent pricing service providers’ internal pricing models may use inputs that are observable such as issuer details (e.g., credit rating, debt ranking, coupon date, maturity date, etc.), interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Financial instruments that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate. Over-the-counter financial derivative instruments derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued on the basis of broker-dealer quotations or prices obtained from independent pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative instruments can be estimated by an independent pricing service provider using a series of techniques including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as issuer details, indices, credit risks/spreads, interest rates, yield curves, default and exchange rates. Derivative contracts that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate.

Determination of a fair value by the Pricing Committee may include significant unobservable inputs and therefore such financial instruments would be reflected as a Level 3 of the fair value hierarchy. The Pricing Committee may employ a market-based valuation approach which may use, among other potential considerations, related or comparable securities, recent transactions, market multiples, and other relevant information to determine fair value. The Pricing Committee may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value.

The summary of fair valuations according to the inputs used in valuing each Fund’s assets as of the measurement date and significant transfers into or out of Level 3 of the fair value hierarchy during the fiscal year ended March 31, 2022, if any, are included in a “Fair Valuation Summary” supplementary table in each applicable Fund’s Schedule of Investments.

Derivatives and Hedging Disclosure — Codification Topic 815 (“ASC 815”), Derivatives and Hedging, requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts as well as gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Funds have invested in derivatives, specifically foreign currency contracts and equity futures contracts during the fiscal year ended March 31, 2022 and open positions in such derivatives as of March 31, 2022 are detailed in each Fund’s Schedule of Investments. All of the derivative instruments disclosed and described herein are subject to risk. Risks may arise upon entering into foreign currency contracts from potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar or each other. The Funds’ derivative agreements may also contain credit-risk related contingent features which include, but are not limited to, a percentage decline in the Funds’ NAV over a specified time period. If an event occurred at March 31, 2022 that triggered a contingent feature, the counterparty to the agreement may require the Funds to post additional collateral or terminate the derivative positions and demand payment. Any collateral posted with respect to the derivative positions would be used to offset or reduce the payment. The maximum exposure to derivatives agreements with credit-risk related contingent features would be the total value of derivatives in net liability positions for each Fund, as disclosed in the table included in Note 2—Master Netting Arrangements. Information with respect to the amounts and types of collateral received and/or posted for derivative instruments as of March 31, 2022, if any, is reflected as a footnote within each Fund’s Schedule of Investments.

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Notes to Financial Statements (continued)

As of March 31, 2022, the effects of such derivative instruments on each Fund’s financial position as reflected in the Statements of Assets and Liabilities are presented in the summary below:

	Asset Derivatives		Liability Derivatives

Fund	Balance Sheet Location	Value	Balance Sheet Location	Value
China ex-State-Owned Enterprises Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	$—	Unrealized depreciation on foreign currency contracts	$670
Emerging Markets Multifactor Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	4,697	Unrealized depreciation on foreign currency contracts	7,274
Global ex-U.S. Quality Dividend Growth Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	501	Unrealized depreciation on foreign currency contracts	1,895
Global ex-U.S. Real Estate Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	54	Unrealized depreciation on foreign currency contracts	—

For the fiscal year ended March 31, 2022, the effects of derivative instruments on each applicable Fund’s financial performance as reflected in the Statements of Operations are presented in the summary below:

Fund	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized[2]
China ex-State-Owned Enterprises Fund
Foreign currency risk	$(265,633)	$(4,642)
Emerging Markets ex-State-Owned Enterprises Fund
Foreign currency risk	380,277	(27,093)
Emerging Markets High Dividend Fund
Foreign currency risk	(57,051)	4,559
Emerging Markets Multifactor Fund
Foreign currency risk	(3,949)	(24,593)
Emerging Markets Quality Dividend Growth Fund
Foreign currency risk	(43,659)	—
Emerging Markets SmallCap Dividend Fund
Foreign currency risk	(2,616,201)	(6,854)
Global ex-U.S. Quality Dividend Growth Fund
Equity risk	(28,563)	—
Foreign currency risk	(182,825)	(1,196)
Global ex-U.S. Real Estate Fund
Foreign currency risk	(3,940)	185
Global High Dividend Fund
Foreign currency risk	6,496	—
Growth Leaders Fund
Foreign currency risk	665	—
India Earnings Fund (consolidated)
Foreign currency risk	(583,591)	—
India ex-State-Owned Enterprises Fund
Equity risk	(3,983)	—
Foreign currency risk	(2,324)	—

[1]	Realized gains (losses) on derivatives are located on the Statements of Operations as follows:

Foreign currency risk	Net realized gain (loss) from foreign currency contracts
Equity risk	Net realized gain (loss) from futures contracts

[2]	Change in unrealized appreciation (depreciation) is located on the Statements of Operations as follows:

Foreign currency risk	Net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts

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Notes to Financial Statements (continued)

During the fiscal year ended March 31, 2022, the volume of derivative activity (based on the average of month-end balances, except where footnoted) for each Fund was as follows:

	Average Notional

Fund	Foreign currency contracts (to deliver USD)	Foreign currency contracts (to receive USD)	Futures contracts (long)
China ex-State-Owned Enterprises Fund
Foreign currency risk	$12,606,468	$46,715	$—
Emerging Markets ex-State-Owned Enterprises Fund
Foreign currency risk	3,587,964	5,401,983	—
Emerging Markets High Dividend Fund
Foreign currency risk	193,892	796,379	—
Emerging Markets Multifactor Fund
Foreign currency risk	267,940	958,479	—
Emerging Markets Quality Dividend Growth Fund
Foreign currency risk	1,546	3,464	—
Emerging Markets SmallCap Dividend Fund
Foreign currency risk	605,481	542,552	—
Global ex-U.S. Quality Dividend Growth Fund
Equity risk[1]	—	—	752,940
Foreign currency risk	442,452	156,451	—
Global ex-U.S. Real Estate Fund
Foreign currency risk	25,617	26,702	—
Global High Dividend Fund
Foreign currency risk	8,276	4,764	—
Growth Leaders Fund
Foreign currency risk[1]	53,496	19,595	—
India Earnings Fund (consolidated)
Foreign currency risk[1]	21,246,647	24,281,745	—
India ex-State-Owned Enterprises Fund
Equity risk[1]	—	—	50,398
Foreign currency risk	148,994	132,223	—
[1]	The volume of derivatives for the period is based on intra-month balances.

Investment Transactions and Investment Income — Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Dividend income (less foreign taxes withheld, if any) is recognized on the ex-dividend date or as soon as practicable (with respect to foreign dividends) after the existence of a dividend declaration has been determined. Non-cash dividend income is recognized on the ex-dividend date, or as soon as practicable (with respect to foreign dividends) after the existence of a dividend declaration has been determined, at the fair value of securities to be received. On each measurement date, the Funds evaluate the collectability of receivable balances. Generally, the Funds will write-off dividend receivable balances that are canceled by the issuer as of the date that the dividend receivable cancellation notification was publicly made available or when it becomes probable that dividends will not be collected and the amount of uncollectable dividends can be reasonably estimated. In addition, the Funds generally will write-off interest receivable balances in default by the issuer as of the date any applicable interest payment grace period or forbearance period expires or as of the date any interest payment cancellation notification was publicly made available or when it becomes probable that interest will not be collected and the amount of uncollectable interest can be reasonably estimated. Interest income (including amortization of premiums and accretion of discounts), less any foreign taxes withheld, is accrued daily. Generally, amortization of premiums and accretion of discounts are recognized daily using the effective interest method (also known as the scientific amortization method). Income earned from securities lending activities (i.e., securities lending income), net of fees payable to the securities borrower and/or securities lending agent, is accrued daily.

Foreign Currency Translation — The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates prevailing on the respective dates of such transactions that are deemed appropriate by WTAM. Realized and unrealized foreign exchange gains and losses on investments are included as a component of “net realized gain (loss) from investment transactions” and “net increase (decrease) in unrealized appreciation/depreciation from investment transactions”, respectively, on the Statements of Operations. Realized and unrealized foreign exchange gains or losses from foreign currency contracts are included in “net realized

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gain (loss) from foreign currency contracts” and “net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts”, respectively, on the Statements of Operations. Realized and unrealized foreign exchange gains or losses arising from sales of foreign currencies, currency gains or losses recognized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid are included in “net realized gain (loss) from foreign currency related transactions” and/or “net increase (decrease) in unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currencies” in the Statements of Operations. Certain foreign exchange gains and losses included in realized and unrealized gains or losses are included in, or are a reduction of, ordinary income in accordance with U.S. Federal income tax regulations.

Expenses — Under the investment advisory agreement for each Fund, except for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of trustees who are not interested persons of the Funds (“Independent Trustees”); (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s Chief Compliance Officer (‘‘CCO’’); (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to WTAM.

Under the investment advisory agreement for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expenses related to the provision of securities lending services; and (x) the advisory fee payable to WTAM.

Acquired fund fees and expenses (“AFFEs”) (which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies) are not operating expenses of the Funds and are not paid by WTAM.

Interest expense associated with a short-term loan from a U.S. bank that is incurred in connection with the execution of portfolio rebalancing trades is not paid by WTAM.

Pursuant to a separate contractual arrangement, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WTAM receives a fee, as shown on the Statements of Operations under “Service fees”, of up to 0.0044% per annum of each Fund’s average daily net assets for providing such services and paying such expenses. WTAM provides CCO services to the Trust.

Foreign Currency Contracts — The Funds may enter into foreign currency contracts to facilitate local securities settlements or to protect against currency exposure. The Funds, other than the Emerging Markets Multifactor Fund, do not expect to engage in currency transactions for the purpose of hedging against currency exposures of the Fund’s assets that are denominated in one or more foreign currencies. The Funds may not enter into such contracts for speculative purposes. During the fiscal year ended March 31, 2022, the Funds, except for the Emerging Markets Multifactor Fund, utilized foreign currency contracts primarily to facilitate foreign security settlements. The Emerging Markets Multifactor Fund utilized foreign currency contracts primarily to offset applicable international currency exposure from certain positions in emerging market equities. A foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large, commercial banks) and their customers. A foreign currency contract generally does not require an initial margin deposit and no commissions are charged at any stage for trades. However, if a Fund is in an unrealized loss position on a foreign currency contract, it may be required to pledge collateral (or additional collateral) to the counterparty. If a Fund is in an unrealized gain position on a foreign currency contract, it may receive collateral from the counterparty. In the event of a default or inability of counterparties to meet the terms of their contracts, the non-defaulting party generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the contract terms.

Risks may arise upon entering into foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar or each other.

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Notes to Financial Statements (continued)

Fluctuations in the value of open foreign currency contracts are recorded for book purposes as unrealized gains or losses on foreign currency contracts by the Funds and are included in “net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts” on the Statements of Operations. Realized gains and losses on foreign currency contracts include net gains or losses recognized by the Funds on contracts which have settled are included in “net realized gain (loss)” from foreign currency contracts on the Statements of Operations.

Futures Contracts — The Global ex-U.S. Quality Dividend Growth Fund utilized equity futures contracts on a temporary basis during the fiscal period to obtain market exposure consistent with their investment objectives. The India ex-State-Owned Enterprises Fund utilized equity futures contracts on a temporary basis during the fiscal period to obtain market exposure consistent with its investment objective during the Fund’s annual portfolio rebalance. When a Fund purchases a listed futures contract, it agrees to purchase a specified reference asset (e.g., commodity, currency or U.S. Treasury security) at a specified future date. When a Fund sells a listed futures contract, it agrees to sell a specified reference asset (e.g., commodity, currency or U.S. Treasury security) at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The exchange clearing corporation is the ultimate counterparty for all exchange-listed contracts, so credit risk is limited to the creditworthiness of the exchange clearing corporation.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or U.S. government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Cash deposited as initial margin, if any, is shown as “Deposits at broker for futures contracts” in the Statement of Assets and Liabilities, and U.S. government securities deposited, if any, are designated in the Schedule of Investments. Subsequent payments, known as “variation margin”, generally are made or received by the Fund each day or at other agreed-upon time periods depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts, variation margin payments may be made or received when the futures contract expires. Variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures. When a Fund purchases or sells a futures contract, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, a Fund will segregate assets consisting of, or take other measures with respect to, cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, will “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. This will function as a practical limit on the amount of leverage which a Fund may undertake and on the potential increase in the speculative character of a Fund’s outstanding portfolio securities.

As of March 31, 2022, there were no open futures contracts in the Funds.

Securities Lending — Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. The cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. The values of the investments of cash collateral for securities on loan along with the obligations to return such collateral are included on the Statements of Assets and Liabilities. The total value of securities received as collateral for securities on loan is included in a footnote following each Schedule of Investments, but is not included within the Statements of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. As compensation for lending its securities, each Fund retains all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower (net of any fee rebates paid to the borrower). The lending agent receives a portion of the income earned by the Funds in connection with the lending program. The net securities lending income earned by the Funds is disclosed on the Statements of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. Dividends received while a security is out on loan are not considered Qualified Dividend Income (“QDI”) under the specific criteria issued by the Internal Revenue Service and are subject to taxation at the shareholder’s ordinary income tax rate instead of the lower long-term capital gains tax rate. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults. In the event of a borrower default with respect to the failure to return to each Fund some or all of the securities loaned, the securities lending agent shall indemnify each Fund against the failure of the borrower if the value of the collateral received is insufficient to cover the market value of the securities loaned.

Master Netting Arrangements — Codification Topic 210 (“ASC 210”), Balance Sheet, requires disclosures generally intended to (i) help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position, (ii) improve transparency in the reporting of how companies mitigate credit risk, and (iii) facilitate comparisons between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of international financial reporting standards. ASC 210 requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and

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Notes to Financial Statements (continued)

transactions subject to an agreement similar to a master netting agreement. ASC 210 is limited in scope to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging); (ii) repurchase agreements and reverse repurchase agreements; and (iii) securities borrowing and securities lending transactions.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund enters into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives (“OTC”), such as foreign currency contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g., foreign currency contracts, options and certain swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from a counterparty’s non-performance.

The Funds’ securities lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between the Funds and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, a Fund typically receives from a Borrower collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, a Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. A Fund is exposed to risk of loss if a Borrower defaults on its obligation to return borrowed securities and the value of the collateral a Fund received is insufficient to cover the market value of the securities loaned. Also, the lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market fund which is subject to market fluctuation. Therefore, a Fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the Fund’s obligation to return the full amount owed to such Borrower.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement or Lending Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of March 31, 2022, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement and the Lending Agreement are detailed in the following table:

	Assets				Liabilities

	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount
Fund		Financial Instruments	Collateral Received			Financial Instruments	Collateral Posted
China ex-State-Owned Enterprises Fund
Securities Lending	$41,658,950	$—	$(41,658,950)[1]	$—	$—	$—	$—	$—
Foreign Currency Contracts	—	—	—	—	670	—	—	670
Emerging Markets ex-State-Owned Enterprises Fund
Securities Lending	103,535,801	—	(103,535,801)[1]	—	—	—	—	—
Emerging Markets High Dividend Fund
Securities Lending	165,227,619	—	(165,227,619)[1]	—	—	—	—	—
Emerging Markets Multifactor Fund
Securities Lending	8,559	—	(8,559)[1]	—	—	—	—	—
Foreign Currency Contracts	4,697	(3,750)	—	947	7,274	(3,750)	—	3,524
Emerging Markets Quality Dividend Growth Fund
Securities Lending	2,829,834	—	(2,829,834)[1]	—	—	—	—	—
Emerging Markets SmallCap Dividend Fund
Securities Lending	410,875,658	—	(410,875,658)[1]	—	—	—	—	—

WisdomTree Trust	115

Notes to Financial Statements (continued)

	Assets				Liabilities

	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount
Fund		Financial Instruments	Collateral Received			Financial Instruments	Collateral Posted
Global ex-U.S. Quality Dividend Growth Fund
Securities Lending	$43,934,988	$—	$(43,934,988)[1]	$—	$—	$—	$—	$—
Foreign Currency Contracts	501	(343)	—	158	1,895	(343)	—	1,552
Global ex-U.S. Real Estate Fund
Securities Lending	4,808,028	—	(4,808,028)[1]	—	—	—	—	—
Foreign Currency Contracts	54	—	—	54	—	—	—	—
Global High Dividend Fund
Securities Lending	2,825,551	—	(2,825,551)[1]	—	—	—	—	—
Growth Leaders Fund
Securities Lending	814,747	—	(814,747)[1]	—	—	—	—	—
[1]	The amount of collateral presented has been limited such that the net amount by counterparty cannot be less than zero.

Short-Term Investments — Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments include short-term obligations issued by the U.S. government, its agencies, non-U.S. government agencies, negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions, commercial papers, repurchase agreements and money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Restricted Securities — Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

Emerging Market Investments — Investments in securities listed and traded in emerging markets are subject to additional risks that may not be present for U.S. investments or investments in more developed non-U.S. markets. Such risks may include: (i) greater market volatility; (ii) lower trading volume; (iii) greater social, political and economic uncertainty; (iv) governmental controls on foreign investments and limitations on repatriation of invested capital; (v) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets; and (vi) the risk that there may be less protection of property rights than in other countries. Emerging markets are generally less liquid and less efficient than developed securities markets.

Tax Information and Dividends and Distributions to Shareholders — It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). A portion of the Code, known as subchapter M (“Subchapter M”), addresses the ways by which investment companies and investment trusts may pass income through to shareholders in order to avoid double taxation. Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code so that it will not be subject to federal income tax on income and gains that are timely distributed to Fund shareholders. Accordingly, no provision for U.S. federal income taxes is required. In order to qualify for the special tax treatment accorded to RICs and their shareholders, each Fund must, among other things, distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income. There can be no guarantee that a Fund will pay dividends. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with the requirements of the Code and the U.S. Treasury regulations. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profit for tax purposes are reported for tax purposes as a return of capital. The India Earnings Fund has filed an election to treat the Portfolio as a ‘‘pass-through’’ entity for tax purposes.

116	WisdomTree Trust

Notes to Financial Statements (continued)

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

WTAM has overall responsibility for the general management and administration of the Trust. WTAM provides an investment program for each Fund. WTAM has arranged for Mellon Investments Corporation (‘‘Mellon’’) to provide sub-advisory services to the Funds. Additionally, the Portfolio is also advised by WTAM and is sub-advised by Mellon. Mellon is compensated by WTAM at no additional cost to the Funds or the Portfolio. WTAM also arranges for transfer agency, custody, fund accounting, fund administration, securities lending and all other non-distribution related services necessary for the Funds to operate, which are generally under separate agreements entered into between the Trust on behalf of the Funds and the applicable service provider. Under the investment advisory agreement for each Fund, WTAM agrees to pay all expenses of the Funds, except for certain expenses described in Note 2.

Pursuant to a separate contractual arrangement, as also described in Note 2, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees in exchange for a fee, accrued daily and paid monthly in arrears, of up to 0.0044% per annum of each Fund’s average daily net assets.

WTAM expects to receive annual advisory fees from each Fund, based on a percentage of the Fund’s average daily net assets and, with respect to the India Earnings Fund, based on the average daily net assets of the India Earnings Fund and the Portfolio on a consolidated basis, as shown in the following table:

Fund	Advisory Fee Rate
China ex-State-Owned Enterprises Fund	0.32%
Emerging Markets ex-State-Owned Enterprises Fund	0.32%
Emerging Markets High Dividend Fund	0.63%
Emerging Markets Multifactor Fund	0.48%
Emerging Markets Quality Dividend Growth Fund	0.32%
Emerging Markets SmallCap Dividend Fund	0.58%[1]
Global ex-U.S. Quality Dividend Growth Fund	0.42%[2]
Global ex-U.S. Real Estate Fund	0.58%
Global High Dividend Fund	0.58%
Growth Leaders Fund	0.20%
India Earnings Fund (consolidated)	0.83%
India ex-State-Owned Enterprises Fund	0.58%

[1]	Prior to September 1, 2021, WTAM received an annual advisory fee of 0.63% based on the Fund’s average daily net assets.

[2]	Prior to January 1, 2022, WTAM received an annual advisory fee of 0.58% based on the Fund’s average daily net assets.

During the year ended March 31, 2022, the Emerging Markets ex-State-Owned Enterprises Fund and India Earnings Fund received a voluntary reimbursement of $83,629 and $3,791, respectively, from Mellon for investment losses on certain foreign exchange transactions. The dollar amount of the reimbursement is shown in the Statements of Operations in “Net increase from payment by affiliate”.

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Transactions in shares of affiliated ETFs for the fiscal year ended March 31, 2022, as applicable, are included in an ‘‘Investment in Affiliates’’ supplementary table in each applicable Fund’s Schedule of Investments. For these transactions, WTAM voluntarily waives a portion of the advisory fees, that it would otherwise charge, in an amount equal to the indirect AFFE (which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies) attributable to each Fund’s investment in affiliated ETFs. The dollar amount of advisory fees waived during the period for the Funds, if any, are included in the Statement of Operations in “Expense waivers”.

WisdomTree Trust	117

Notes to Financial Statements (continued)

WTAM and/or WisdomTree Investments (collectively herein, “WT”) may from time to time own shares of a Fund. As of and for the fiscal year ended March 31, 2022, WT held shares of and received distributions from the following Funds, which were purchased through an unaffiliated broker in ordinary brokerage transactions in the secondary market in which the Funds’ shares trade:

	At March 31, 2022		For the fiscal year ended March 31, 2022

Fund	Fund Shares held by WT	Market Value of Fund Shares held by WT	Dividends and Distributions paid to WT on Fund Shares held by WT
Emerging Markets ex-State-Owned Enterprises Fund	1,018	$33,248	$522
Emerging Markets High Dividend Fund	176	7,702	478
Emerging Markets Quality Dividend Growth Fund	300	7,806	228
Emerging Markets SmallCap Dividend Fund	403	21,480	848
Global ex-U.S. Quality Dividend Growth Fund	131	5,203	104
Global ex-U.S. Real Estate Fund	—	—	22
Growth Leaders Fund	145	5,377	2

4. CAPITAL SHARE TRANSACTIONS

As of March 31, 2022, there were an unlimited number of $0.001 par value shares of beneficial interest authorized by the Trust. Shares are issued and redeemed by each Fund only in creation units or multiples thereof. Except when aggregated in creation units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for the purchase of creation units of a Fund generally consists of the in-kind contribution of a basket of securities and/or an amount of cash. The India Earnings Fund and India ex-State-Owned Enterprises Fund issue and redeem shares on a cash basis only as certain securities markets in which these Funds invest do not permit in-kind transfers of securities. Investors purchasing and redeeming creation units may be charged a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of creation units.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding purchases and sales resulting from in-kind capital share transactions and short-term investments) and the cost of purchases and the proceeds from sales resulting from in-kind capital share transactions (excluding short-term investments) for the fiscal year ended March 31, 2022 are shown in the following table. Realized gains and losses on sales resulting from in-kind capital share redemptions, as shown on the Statements of Operations, are not recognized by the Funds for tax purposes.

			In-kind Capital Share Transactions

Fund	Purchases	Sales	Purchases	Sales
China ex-State-Owned Enterprises Fund	$729,593,824	$362,729,849	$106,642,860	$84,032,667
Emerging Markets ex-State-Owned Enterprises Fund	754,094,540	1,080,134,995	47,019,696	334,659,921
Emerging Markets High Dividend Fund	1,227,905,281	1,043,428,780	56,633,497	22,470,755
Emerging Markets Multifactor Fund	4,514,735	5,788,227	—	1,267,707
Emerging Markets Quality Dividend Growth Fund	41,929,577	39,558,732	380,232	—
Emerging Markets SmallCap Dividend Fund	1,415,929,826	1,015,584,670	110,603,313	—
Global ex-U.S. Quality Dividend Growth Fund	350,647,801	261,274,753	166,998,655	48,671,016
Global ex-U.S. Real Estate Fund	4,348,079	4,175,736	923,861	2,777,449
Global High Dividend Fund	26,386,746	26,390,449	17,847,643	19,835,087
Growth Leaders Fund	8,381,601	8,362,736	5,188,956	1,163,701
India Earnings Fund (consolidated)	280,624,262	301,471,596	—	—
India ex-State-Owned Enterprises Fund	2,736,734	952,523	—	—

118	WisdomTree Trust

Notes to Financial Statements (continued)

6. FEDERAL INCOME TAXES

At March 31, 2022, the cost of investments (including securities on loan and derivatives) for Federal income tax purposes was as follows:

	Investments in Long Securities				Investments in Financial Derivatives[1]

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Total Net Unrealized Appreciation/ (Depreciation)
China ex-State-Owned Enterprises Fund	$1,156,904,780	$42,618,810	$(355,438,197)	$(312,819,387)	$—	$(670)	$(670)	$(312,820,057)
Emerging Markets ex-State-Owned Enterprises Fund	3,401,994,821	609,501,771	(664,142,330)	(54,640,559)	—	—	—	(54,640,559)
Emerging Markets High Dividend Fund	1,966,892,355	377,350,510	(218,602,623)	158,747,887	—	—	—	158,747,887
Emerging Markets Multifactor Fund	2,265,181	296,616	(202,161)	94,455	4,697	(1,348)	3,349	97,804
Emerging Markets Quality Dividend Growth Fund	76,655,602	18,310,396	(7,913,197)	10,397,199	—	—	—	10,397,199
Emerging Markets SmallCap Dividend Fund	2,331,938,972	455,879,277	(149,855,802)	306,023,475	—	—	—	306,023,475
Global ex-U.S. Quality Dividend Growth Fund	540,147,080	82,906,201	(53,874,751)	29,031,450	501	(1,895)	(1,394)	29,030,056
Global ex-U.S. Real Estate Fund	59,201,969	6,383,763	(9,967,972)	(3,584,209)	54	—	54	(3,584,155)
Global High Dividend Fund	62,091,347	10,423,396	(2,339,154)	8,084,242	—	—	—	8,084,242
Growth Leaders Fund	18,206,087	1,799,447	(4,182,866)	(2,383,419)	—	—	—	(2,383,419)
India Earnings Fund (consolidated)	565,759,813	375,317,690	(16,534,895)	358,782,795	—	—	—	358,782,795
India ex-State Owned Enterprises Fund	5,691,138	1,582,235	(122,902)	1,459,333	—	—	—	1,459,333
[1]

Certain financial derivatives may be considered section 1256 contracts under the Code. Each section 1256 contract held at the close of a taxable year shall be treated as sold for its fair market value on the last business day of such taxable year (and any realized gain and loss shall be taken into account for the taxable year). As such, the unrealized appreciation/(depreciation) for financial derivatives on a tax basis may not correspond to the unrealized appreciation/(depreciation) on a GAAP basis. The unrealized appreciation/(depreciation) for financial derivatives on a GAAP basis is located in the respective financial derivatives tables in each Fund’s Schedule of Investments.

At March 31, 2022, the components of total distributable earnings (loss) on a tax-basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital and Other Losses	Net Unrealized Appreciation/ (Depreciation)	Currency and Other Unrealized Appreciation/ (Depreciation)	Total Distributable Earnings (Loss)
China ex-State-Owned Enterprises Fund	$42,583	$(110,813,432)	$(312,820,057)	$9,988	$(423,580,918)
Emerging Markets ex-State-Owned Enterprises Fund	21,555,226	(233,761,773)	(54,640,559)	(11,647,583)	(278,494,689)
Emerging Markets High Dividend Fund	2,197,430	(1,461,653,049)	158,747,887	(291,694)	(1,300,999,426)
Emerging Markets Multifactor Fund	—	(1,120,882)	97,804	(3,385)	(1,026,463)
Emerging Markets Quality Dividend Growth Fund	970,675	(18,230,757)	10,397,199	(512,741)	(7,375,624)
Emerging Markets SmallCap Dividend Fund	15,729,482	(393,912,992)	306,023,475	(1,652,939)	(73,812,974)
Global ex-U.S. Quality Dividend Growth Fund	920,385	(10,763,681)	29,030,056	(601,633)	18,585,127
Global ex-U.S. Real Estate Fund	60,827	(33,366,695)	(3,584,155)	(897)	(36,890,920)
Global High Dividend Fund	165,664	(17,923,172)	8,084,242	942	(9,672,324)
Growth Leaders Fund	1,453	(156,958)	(2,383,419)	67	(2,538,857)
India Earnings Fund (consolidated)	40,594,902	(42,155,446)	358,782,795	(31,601,426)	325,620,825
India ex-State-Owned Enterprises Fund	109,258	(51,056)	1,459,333	(176,755)	1,340,780

WisdomTree Trust	119

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended March 31, 2022 and March 31, 2021, was as follows:

	Year Ended March 31, 2022	Year Ended March 31, 2021

Fund	Distributions Paid from Ordinary Income*	Distributions Paid from Ordinary Income*	Distributions Paid from Return of Capital
China ex-State-Owned Enterprises Fund	$10,485,930	$2,251,505	$39,686
Emerging Markets ex-State-Owned Enterprises Fund	62,418,244	27,862,429	—
Emerging Markets High Dividend Fund	121,113,777	80,570,083	—
Emerging Markets Multifactor Fund	134,000	161,416	—
Emerging Markets Quality Dividend Growth Fund	2,582,002	2,069,274	—
Emerging Markets SmallCap Dividend Fund	91,424,730	65,877,942	—
Global ex-U.S. Quality Dividend Growth Fund	9,420,001	5,009,804	—
Global ex-U.S. Real Estate Fund	3,737,023	2,194,990	—
Global High Dividend Fund	2,682,732	2,796,745	—
Growth Leaders Fund	5,287	11,858	—
India Earnings Fund (consolidated)	12,894,200	6,924,754	—
India ex-State-Owned Enterprises Fund	1,470	4,497	—
*	Includes short-term capital gains, if any.

At March 31, 2022, for Federal tax purposes, the Funds have capital loss carryforwards available to offset future capital gains as indicated in the following table. The loss carryforward amounts do not have an expiration date and, therefore, can be carried forward indefinitely until utilized. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Short-Term	Long-Term	Capital Loss Available Total
China ex-State-Owned Enterprises Fund	$85,747,681	$25,065,751	$110,813,432
Emerging Markets ex-State-Owned Enterprises Fund	172,177,824	61,583,949	233,761,773
Emerging Markets High Dividend Fund	399,452,925	1,062,200,124	1,461,653,049
Emerging Markets Multifactor Fund	1,115,768	—	1,115,768
Emerging Markets Quality Dividend Growth Fund	8,661,249	9,569,508	18,230,757
Emerging Markets SmallCap Dividend Fund	204,231,428	189,681,564	393,912,992
Global ex-U.S. Quality Dividend Growth Fund	10,763,681	—	10,763,681
Global ex-U.S. Real Estate Fund	5,241,105	28,125,590	33,366,695
Global High Dividend Fund	3,024,903	14,898,269	17,923,172
Growth Leaders Fund	150,461	6,497	156,958
India Earnings Fund (consolidated)	42,155,446	—	42,155,446
India ex-State-Owned Enterprises Fund	49,173	1,883	51,056

Capital losses incurred after October 31 (“post-October capital losses”) and late year ordinary losses incurred after December 31 within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. At March 31, 2022, the Funds did not have any post-October capital losses to defer.

120	WisdomTree Trust

Notes to Financial Statements (continued)

During the fiscal year ended March 31, 2022, the following Funds incurred and will elect to defer late year ordinary losses as follows:

Fund	Late Year Ordinary Loss
China ex-State-Owned Enterprises Fund	$—
Emerging Markets ex-State-Owned Enterprises Fund	—
Emerging Markets High Dividend Fund	—
Emerging Markets Multifactor Fund	5,114
Emerging Markets Quality Dividend Growth Fund	—
Emerging Markets SmallCap Dividend Fund	—
Global ex-U.S. Quality Dividend Growth Fund	—
Global ex-U.S. Real Estate Fund	—
Global High Dividend Fund	—
Growth Leaders Fund	—
India Earnings Fund (consolidated)	—
India ex-State-Owned Enterprises Fund	—

During the fiscal year ended March 31, 2022, the amount of capital loss carryforwards used to offset realized gains are shown in the following table:

Fund	Utilized Capital Loss Carryforward
China ex-State-Owned Enterprises Fund	$—
Emerging Markets ex-State-Owned Enterprises Fund	—
Emerging Markets High Dividend Fund	155,320,695
Emerging Markets Multifactor Fund	304,420
Emerging Markets Quality Dividend Growth Fund	1,545,510
Emerging Markets SmallCap Dividend Fund	133,859,931
Global ex-U.S. Quality Dividend Growth Fund	11,634,156
Global ex-U.S. Real Estate Fund	146,735
Global High Dividend Fund	1,714,273
Growth Leaders Fund	—
India Earnings Fund (consolidated)	88,161,857
India ex-State-Owned Enterprises Fund	5,559

At March 31, 2022, the effect of permanent “book/tax” reclassifications resulted in increases (decreases) to the components of net assets as shown in the following table. The differences are primarily due to redemptions-in-kind.

Fund	Total Distributable Earnings (Loss)	Paid-in Capital
China ex-State-Owned Enterprises Fund	$(30,114,966)	$30,114,966
Emerging Markets ex-State-Owned Enterprises Fund	(109,210,832)	109,210,832
Emerging Markets High Dividend Fund	(2,681,679)	2,681,679
Emerging Markets Multifactor Fund	(114,764)	114,764
Emerging Markets Quality Dividend Growth Fund	—	—
Emerging Markets SmallCap Dividend Fund	—	—
Global ex-U.S. Quality Dividend Growth Fund	(21,204,866)	21,204,866
Global ex-U.S. Real Estate Fund	(372,826)	372,826
Global High Dividend Fund	(4,489,109)	4,489,109
Growth Leaders Fund	(294,694)	294,694
India Earnings Fund (consolidated)	—	—
India ex-State-Owned Enterprises Fund	—	—

GAAP provides guidance on tax provisions that prescribe a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Foreign withholding taxes, as applicable, are accrued based on each

WisdomTree Trust	121

Notes to Financial Statements (continued)

Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Foreign withholding taxes are accrued and applied to foreign income, net realized capital gains and net unrealized appreciation, as applicable, as the foreign income is earned or capital gains and unrealized appreciation are recorded. The dollar amount of applicable foreign withholding taxes on foreign income is included net in the Statements of Operations in “Less: Foreign withholding taxes,” the foreign capital gains tax applicable on the disposal of securities is included in the Statements of Operations in “Net realized gain (loss) from investment transactions” and the dollar amount of deferred foreign capital gains tax applicable on the unrealized appreciation on securities held is included in the Statements of Operations in “Net increase (decrease) in unrealized appreciation/depreciation from investment transactions”. The Funds record a foreign tax reclaim receivable on the ex-dividend date if the tax reclaim is “more likely than not” to be sustained assuming examination by tax authorities. This determination is based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Foreign tax reclaims that have been recorded but not yet received are shown on the Statements of Assets and Liabilities in “Receivables: Foreign tax reclaims”.

As of and during the fiscal year ended March 31, 2022, the Funds did not have any liabilities for unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in the future. If applicable, the Funds will recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other” expenses on the Statements of Operations. The Funds file tax returns with the Internal Revenue Service, the State of New York, and various other states. Specific to U.S. federal and state taxes, generally, each of the tax years in the four-year period ended March 31, 2022, remains subject to examination by taxing authorities. Specific to foreign countries in which the Funds invest, all open tax years remain subject to examination by taxing authorities in the respective jurisdictions.

As a result of several European Court of Justice (“ECJ”) court cases in certain countries across the European Union (“EU”), certain Funds have filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (“ECJ tax reclaims”). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims is reflected as “Other income” in the Statements of Operations and the cost to file these additional ECJ tax reclaims is reflected as “Other fees” in the Statements of Operations. When the ECJ tax reclaim is not “more likely than not” to be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, ECJ tax reclaims received by the Funds, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns. In the event that ECJ tax reclaims received by a Fund during the fiscal year exceed foreign withholding taxes paid, and a Fund previously passed foreign tax credits on to its shareholders, a Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service in order to pay the associated tax liability on behalf of the respective Fund’s shareholders. During the fiscal year ended March 31, 2022, the ECJ tax reclaims received by the Funds did not exceed the foreign withholding taxes of the respective Funds.

7. MAURITIUS AND INDIA TAXATION

The Portfolio holds a tax residency certificate issued by the Mauritian Revenue authorities as well as other tax residency related documentation prescribed by the Indian Revenue authorities and should be regarded as the beneficial owner of the investments made in Indian securities, which should entitle it to claim the benefits of the double taxation avoidance agreement entered between the Government of India and Mauritius (“tax treaty”).

The taxable profits derived from the Portfolio are subject to income tax at the rate of 15% in the Republic of Mauritius (“Mauritius”) and eligible for a presumed foreign tax credit of 80% of the Mauritian tax on the respective foreign income which effectively limits the maximum income tax payable to an effective rate of 3%. The Mauritius income tax is paid by WTAM (out of its fee paid by the India Earnings Fund), accordingly, no provision for Mauritius income taxes is required.

Under the tax treaty, as amended, Mauritius entities (such as the Portfolio) are subject to tax on capital gains arising on the disposal of shares of an Indian company. However, investments in shares acquired up to March 31, 2017 are grandfathered, thus exempted from capital gains tax in India irrespective of the date of disposal (subject to the entity being eligible for the tax treaty benefits). The Indian tax rates applicable on disposal of securities would depend on the nature of securities, the holding period and the manner of disposal.

U.S. domiciled funds that invest in India are also subject to tax on capital gains in accordance with the provisions of India domestic tax law. India foreign capital gain tax liability accrued by the Funds and the Portfolio is reflected in the Statements of Assets and Liabilities in “Foreign capital gains tax”.

Changes in India tax law could reduce the return to each Fund with investments in India and the return received by each Fund’s shareholders.

Reference to investments by the India Earnings Fund herein should be understood to refer to investments by the Portfolio.

122	WisdomTree Trust

Notes to Financial Statements (continued)

8. DEMAND NOTE

On September 17, 2021, the India Earnings Fund had entered into a demand note agreement with Bank of America, N.A. which allowed the Fund to borrow up to $300,000,000 with a final maturity date of September 28, 2021. The Fund utilized the demand note and borrowed for a period of 10 days (the “Note Period”) with an average outstanding note balance of $117,220,000 and a weighted average interest rate of 2.09% per annum. Interest expense related to the note for the Note Period was $66,976 and any borrowed amounts under the demand note were repaid (with interest) by the Fund prior to the final maturity date.

9. SUBSEQUENT EVENT

Effective April 20, 2022, at the recommendation of WTAM, the investment adviser of the WisdomTree Global ex-U.S. Real Estate Fund (the “Affected Fund”), the Board of Trustees of the Trust, with respect to the Affected Fund, approved changes to the Affected Fund’s name, ticker symbol, investment objective, and investment strategies. The Affected Fund has been renamed WisdomTree New Economy Real Estate Fund, ticker symbol “WTRE”. The new strategy allows investors access to the technology focused real estate sector that tracks the CenterSquare New Economy Real Estate Index.

10. ADDITIONAL INFORMATION

The Board of Trustees authorized a two-for-one stock split for the Global ex-U.S. Quality Dividend Growth Fund, effective after the close of trading on June 9, 2021, for the shareholders of record on June 7, 2021. The impact of the stock split was to increase the number of shares outstanding by a factor of two, while decreasing the NAV per share by a factor of two, resulting in no effect on the net assets of the Fund. The financial statements for the Fund have been adjusted to reflect the stock split.

*    *    *    *    *

The respiratory disease caused by a novel coronavirus (“COVID-19”) has spread globally since 2019, resulting in a global pandemic and major disruption to global markets and economies. In an organized attempt to contain and mitigate the effects of COVID-19, governments and businesses world-wide took aggressive measures, including businesses canceling dividends to preserve cash, governments closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations. COVID-19 has resulted in the disruption of and delays in the delivery of healthcare services and processes, the cancellation of organized events and educational institutions, the disruption of production and supply chains, a decline in consumer demand for certain goods and services, and general concern and uncertainty, all of which have contributed to increased volatility in global markets. In recent months, however, the rapid COVID-19 vaccination rollout in the United States and certain other developed countries, coupled with the passage of stimulus programs in the U.S. and abroad, have resulted in a reversal of many of these trends including the re-opening of businesses, a reduction in quarantine requirements, increased consumer demand, and the resumption of certain in-person schooling, travel and events. Despite these positive trends, the prevalence of new COVID-19 variants, a failure to achieve herd immunity, or other unforeseen circumstances may result in the continued spread of the virus throughout unvaccinated populations or a resurgence in infections among vaccinated populations. As a result, it remains unclear if recent positive trends will continue in developed markets and whether such trends will spread world-wide to countries with limited access to vaccines that are still experiencing rising COVID-19 cases, hospitalizations and deaths.

The effects of COVID-19 have affected and are likely to continue to affect certain sectors and industries more dramatically than others, and the effects borne by some will negatively affect the value of the issuers in those sectors and industries, which may adversely affect the value of a Fund’s investments in those sectors or industries. It is also true that the speed at which global economies recover, or fail to recover, from the COVID-19 pandemic will affect certain sectors, industries, and issuers more dramatically than others, which in turn may adversely affect certain Fund investments.

COVID-19, and other epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, the global economy, individual companies and capital markets in ways that cannot be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to limited health care resources, including access to COVID-19 vaccinations and treatments. Political, economic and social stresses caused by COVID-19 also may exacerbate other pre-existing political, social and economic risks in certain countries. The duration of COVID-19 and its effects cannot be determined fully at this time, but the effects could be present for an extended period of time. It is impossible to predict the effects on the Funds of these or similar events and market conditions in the future. However, it is possible that these or similar events and market conditions could have a significant and adverse effect on the NAV and/or risk profile of a Fund.

*    *    *    *    *

Russia’s military invasion of Ukraine initiated in February 2022 and the economic and diplomatic responses by the United States and other countries have led to increased volatility and uncertainty in the financial markets and could continue to adversely affect

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Notes to Financial Statements (concluded)

regional and global economies for the foreseeable future. In response to Russia’s actions, the governments of the United States, the European Union, the United Kingdom, and many other countries collectively imposed heavy and broad-ranging economic sanctions on certain Russian individuals, corporate and banking entities, and other industries and businesses. The sanctions restrict companies from doing business with Russia and Russian companies, prohibit transactions with the Russian central bank and other key Russian financial institutions and entities, ban Russian airlines and ships from using many other countries’ airspace and ports, respectively, and place a freeze on certain Russian assets. The sanctions also removed some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally to facilitate cross-border payments. In addition, the United States has banned oil and other energy imports from Russia, and the United Kingdom made a commitment to phase out oil import from Russia by the end of 2022.

These sanctions, as well as other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion or otherwise adversely affected by the sanctions. To the extent a Fund has exposure to Russian investments or investments in countries affected by the invasion or the sanctions, the Fund’s ability to price, buy, sell, receive or deliver such investments may be impaired. In certain circumstances, such as when there is no market for a security or other means of valuing or disposing of a security, a Fund may determine to value the affected security at zero. In addition, any exposure a Fund may have to counterparties in Russia or in countries affected by the invasion could negatively affect the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions are impossible to predict, but could result in continued significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. Further, an escalation of the military conflict beyond Ukraine’s borders could result in significant, long-lasting damage to the economies of Eastern and Western Europe as well as the global economy. These and any related events could significantly and adversely affect a Fund’s performance and the value of an investment in the Fund, even in the absence of direct exposure to Russian issuers or issuers in other countries affected by the invasion.

124	WisdomTree Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders of WisdomTree China ex-State-Owned Enterprises Fund, WisdomTree Emerging Markets ex-State-Owned Enterprises Fund, WisdomTree Emerging Markets High Dividend Fund, WisdomTree Emerging Markets Multifactor Fund, WisdomTree Emerging Markets Quality Dividend Growth Fund, WisdomTree Emerging Markets SmallCap Dividend Fund, WisdomTree Global ex-U.S. Quality Dividend Growth Fund, WisdomTree Global ex-U.S. Real Estate Fund, WisdomTree Global High Dividend Fund, WisdomTree Growth Leaders Fund, WisdomTree India Earnings Fund and WisdomTree India ex-State-Owned Enterprises Fund and the Board of Trustees of WisdomTree Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities (consolidated as it relates to WisdomTree India Earnings Fund) of WisdomTree China ex-State-Owned Enterprises Fund, WisdomTree Emerging Markets ex-State-Owned Enterprises Fund, WisdomTree Emerging Markets High Dividend Fund, WisdomTree Emerging Markets Multifactor Fund, WisdomTree Emerging Markets Quality Dividend Growth Fund, WisdomTree Emerging Markets SmallCap Dividend Fund, WisdomTree Global ex-U.S. Quality Dividend Growth Fund, WisdomTree Global ex-U.S. Real Estate Fund, WisdomTree Global High Dividend Fund, WisdomTree Growth Leaders Fund, WisdomTree India Earnings Fund and WisdomTree India ex-State-Owned Enterprises Fund, (twelve of the funds constituting WisdomTree Trust (the “Trust”)), including the schedules of investments (consolidated as it relates to WisdomTree India Earnings Fund), as of March 31, 2022, and the related statements of operations and changes in net assets (consolidated as it relates to WisdomTree India Earnings Fund), and the financial highlights (consolidated as it relates to WisdomTree India Earnings Fund) for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position (consolidated as it relates to WisdomTree India Earnings Fund) of each of the Funds (twelve of the funds constituting WisdomTree Trust) at March 31, 2022, and the results of their operations (consolidated as it relates to WisdomTree India Earnings Fund), changes in net assets (consolidated as it relates to WisdomTree India Earnings Fund) and financial highlights (consolidated as it relates to WisdomTree India Earnings Fund) for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the WisdomTree Trust	Statement of operations	Statements of changes in net assets	Financial highlights

WisdomTree China ex-State-Owned Enterprises Fund

WisdomTree Emerging Markets ex-State-Owned Enterprises Fund

WisdomTree Emerging Markets High Dividend Fund

WisdomTree Emerging Markets Quality Dividend Growth Fund

WisdomTree Emerging Markets SmallCap Dividend Fund

WisdomTree Global ex-U.S. Quality Dividend Growth Fund

WisdomTree Global ex-U.S. Real Estate Fund

WisdomTree Global High Dividend Fund

WisdomTree India Earnings Fund

	For the year ended March 31, 2022	For each of the two years in the period ended March 31, 2022	For each of the five years in the period ended March 31, 2022
WisdomTree Emerging Markets Multifactor Fund	For the year ended March 31, 2022	For each of the two years in the period ended March 31, 2022	For each of the three years in the period ended March 31, 2022 and the period from August 10, 2018 (commencement of operations) through March 31, 2019
WisdomTree Growth Leaders Fund	For the year ended March 31, 2022	For each of the two years in the period ended March 31, 2022	For each of the two years in the period ended March 31, 2022 and the period from May 22, 2019 (commencement of operations) through March 31, 2020
WisdomTree India ex-State-Owned Enterprises Fund	For the year ended March 31, 2022	For each of the two years in the period ended March 31, 2022	For each of the two years in the period ended March 31, 2022 and the period from April 4, 2019 (commencement of operations) through March 31, 2020

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Report of Independent Registered Public Accounting Firm (concluded)

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more WisdomTree investment companies since 2006.

New York, New York

May 25, 2022

126	WisdomTree Trust

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited)

Consideration of the Approval of Investment Advisory Agreement

WisdomTree Global ex-U.S. Quality Dividend Growth Fund (the “Fund”)

At a meeting of the Board of Trustees (the “Board”) of the WisdomTree Trust (the “Trust”) held on December 7-8, 2021, the Trustees (the “Trustees”), including those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”), considered the approval of an amendment to the Amended and Restated Investment Advisory Agreement between the Trust, on behalf of the Fund, and WisdomTree Asset Management, Inc. (“WTAM”), pursuant to which WTAM provides the Fund with investment advisory services (the “Advisory Agreement”). WTAM representatives discussed with the Board its proposal to lower the advisory fee paid to WTAM by the Fund pursuant to the Advisory Agreement as follows:

•	WisdomTree Global ex-U.S. Quality Dividend Growth Fund: from 0.58% to 0.42% of the value of the Fund’s average net assets

Since the Board had approved the renewal of the Advisory Agreement at a meeting held on September 27-28, 2021 (the “September Meeting”), and, other than as discussed below, there had been no material changes in the information presented, the Board addressed certain of the relevant considerations by reference to their considerations and determinations at the September Meeting.

In considering whether to approve the amendment to the Advisory Agreement, the Trustees considered and discussed a memorandum discussing the proposed new fee structures provided by WTAM and information provided by Broadridge Financial Solutions, Inc., an independent provider of investment company data. The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of WTAM. In considering the approval of the amendment of the Advisory Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Trustee may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. WTAM represented that there was expected to be no diminution in the nature, extent or quality of the services provided to the Fund by WTAM. The nature, extent and quality of services provided had been considered at the September Meeting, and there had been no material changes in this information.

Comparative Analysis of the Fund’s Performance, Advisory Fees and Fund Expenses. The Board had considered the Fund’s performance at the September Meeting. The Board considered the fee to be paid to WTAM by the Fund. The Board examined the fee to be paid to WTAM by the Fund in light of fees paid to other investment advisers by comparable funds and the method of computing the Fund’s fee. The Board concluded that the proposed change did not alter the conclusions the Board had reached at the September Meeting.

Analysis of Profitability and Economies of Scale. The Board had considered profitability, economies of scale and the potential benefits to WTAM at the September Meeting. WTAM representatives noted that the proposed new fee structures would result in a reduction in the fees paid to WTAM by the Fund and that potential benefits would not change materially as a result of the amendment from those considered at the September Meeting.

*    *    *    *    *    *

In evaluating the Advisory Agreement, the Board considered the conclusions and determinations discussed above and also relied on its knowledge, gained through meetings and other interactions with WTAM, of other funds advised by WTAM. In light of the foregoing, the Board, including a majority of the Independent Trustees, determined to approve amendment of the Advisory Agreement for the Fund.

WisdomTree Trust	127

Liquidity Risk Management Program (unaudited)

The Funds adopted a liquidity risk management program (the “Program”) pursuant to the requirements of Rule 22e-4 (the “Rule”) under the Investment Company Act of 1940, as amended. The Rule requires registered open-end funds, including exchange-traded funds such as the Funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The Rule is designed to mitigate the risk that a Fund could not meet redemption requests without significantly diluting the interest of remaining investors. The Board has appointed WisdomTree Asset Management, Inc., the investment advisor to the Funds, as the Program Administrator for each Fund’s Program.

The Rule requires the Funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-ended fund and whether the Fund has a relatively concentrated portfolio or large positions in particular issuers. The Funds must also assess their use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The Rule also requires the Funds to classify their investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid or illiquid based on the number of days a Fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a Fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value of the investment. A Fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a Fund permits redemptions in-kind, the Rule requires the Fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the Rule’s requirements, the Program has been reviewed and approved by the Fund’s Board. Furthermore, the Board has received a written report prepared by the Program Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program. The Program Administrator has monitored the Fund’s liquidity risk and the liquidity classifications of the securities held by the Fund and has determined that the Program is operating effectively.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material liquidity events that impacted the Funds. During the period, the Funds held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable Fund redemption forecasts and foreseeable stressed Fund redemption forecasts, the Program Administrator believes that the Funds maintain sufficient highly liquid assets to meet Fund redemptions.

128	WisdomTree Trust

Trustees and Officers Information (unaudited)

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee
Trustees Who Are Interested Persons of the Trust

Jonathan Steinberg (1964)	Trustee, 2005- present; President, 2005-present	Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management since 2005; President, WisdomTree Investments, Inc. and WisdomTree Asset Management from 2012 to 2019.	77	Director, WisdomTree Investments, Inc. and WisdomTree Asset Management.

Trustees Who Are Not Interested Persons of the Trust

David G. Chrencik* (1948)	Trustee, 2014-present	Chief Financial Officer of Sarus Indochina Select LP (hedge fund) since 2012; Chief Financial Officer of GeoGreen BioFuels, Inc. (biodiesel fuel producer) from 2010 to 2014; Audit Partner at PricewaterhouseCoopers LLP (public accounting firm) from 1972 to 2009 (includes positions prior to becoming Audit Partner and predecessor firms).	77	Trustee, Vericimetry Funds (2011 to 2014).

Joel Goldberg**, *** (1945)	Trustee, 2012-present	Attorney, Partner at Stroock & Stroock & Lavan LLP from 2010 to 2018; Attorney, Partner at Willkie Farr & Gallagher LLP from 2006 to 2010.	77	Director, Better Business Bureau (Metropolitan New York, Long Island and the Mid-Hudson Region).

Toni Massaro*** (1955)	Trustee, 2006-present	Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) since 2009 (distinguished Emerita in July 2009); Dean of the Rogers College of Law from 1999 to 2009; Regents’ Professor since 2006; Milton O. Riepe Chair in Constitutional Law since 1997; Professor at the Rogers College of Law since 1990.	77	None

Melinda A. Raso Kirstein**** (1955)	Trustee, 2014-present	Retired since 2004, Merrill Lynch Investment Management, Vice President; Senior Portfolio Manager, Fixed Income Management; Director, Tax Exempt Fund Management.	77	Associate Alumnae of Douglass College, Chair of Investment Committee.

Victor Ugolyn (1947)	Trustee, 2006-present; Chairman of the Board, 2006-present	Private Investor, from 2005 to present; President and Chief Executive Officer of William D. Witter, Inc. from 2005 to 2006; Consultant to AXA Enterprise in 2004; Chairman, President and Chief Executive Officer of Enterprise Capital Management (subsidiary of The MONY Group, Inc.) and Enterprise Group of Funds, Chairman of MONY Securities Corporation, and Chairman of the Fund Board of Enterprise Group of Funds from 1991 to 2004.	77	None

WisdomTree Trust	129

Trustees and Officers Information (unaudited) (concluded)

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee
Officers of the Trust

Jonathan Steinberg***** (1964)	President, 2005- present; Trustee, 2005-present	Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management since 2005; President, WisdomTree Investments, Inc. and WisdomTree Asset Management from 2012 to 2019.	77	None

David Castano***** (1971)	Treasurer, 2013-present	Head of Fund Accounting & Administration, WisdomTree Asset Management, since 2020; Director of Fund Accounting & Administration, WisdomTree Asset Management, 2011 to 2020.	77	None

Terry Jane Feld***** (1960)	Chief Compliance Officer, 2012-present	Head of Compliance, WisdomTree Asset Management since 2022; Chief Compliance Officer, WisdomTree Asset Management since 2012.	77	None

Joanne Antico***** (1975)	Chief Legal Officer and Secretary, 2021-present	General Counsel, WisdomTree Asset Management since 2021; Assistant General Counsel, WisdomTree Asset Management, 2016 to 2021; Executive Director and Assistant Secretary, Morgan Stanley Investment Management Inc., 2005 to 2016.	77	None

TJ Darnowski***** (1984)	Assistant Secretary, 2021-present	Senior Investment Management Paralegal, WisdomTree Asset Management since 2021; Senior Legal Administrator, Ultimus Fund Solutions, 2019-2021; Assistant Vice President, State Street Bank & Trust Company, 2010 to 2019.	77	None

Clint Martin***** (1977)	Assistant Treasurer, 2015-present	Director of Fund Accounting & Administration, WisdomTree Asset Management, since 2020; Fund Manager, Fund Accounting & Administration, WisdomTree Asset Management, 2012 to 2020.	77	None

*	Chair of the Audit Committee.

**	Chair of the Contracts Review Committee.

***	Co-Chair of the Governance, Nominating and Compliance Committee.

****	Chair of the Investment Committee.

*****	Elected by and serves at the pleasure of the Board.

+	As of March 31, 2022.

130	WisdomTree Trust

Supplemental Information (unaudited)

Federal Income Tax Information

The following Federal tax information related to the Funds’ fiscal year ended March 31, 2022, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2023.

Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year ended March 31, 2022, the following represents the maximum amount of ordinary income distributions that may be considered qualified dividend income:

Fund	Qualified Dividend Income
China ex-State-Owned Enterprises Fund	$4,864,272
Emerging Markets ex-State-Owned Enterprises Fund	45,666,855
Emerging Markets High Dividend Fund	62,840,743
Emerging Markets Multifactor Fund	111,178
Emerging Markets Quality Dividend Growth Fund	1,272,881
Emerging Markets SmallCap Dividend Fund	38,152,806
Global ex-U.S. Quality Dividend Growth Fund	9,420,001
Global ex-U.S. Real Estate Fund	927,296
Global High Dividend Fund	2,470,552
Growth Leaders Fund	5,287
India Earnings Fund (consolidated)	12,894,200
India ex-State-Owned Enterprises Fund	1,470

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries during the fiscal year ended March 31, 2022. The gross foreign source income and foreign taxes paid are as follows:

Fund	Gross Foreign Income	Foreign Taxes Paid
China ex-State-Owned Enterprises Fund	$10,705,018	$452,342
Emerging Markets ex-State-Owned Enterprises Fund	79,429,655	16,960,657
Emerging Markets High Dividend Fund	136,578,091	15,579,519
Emerging Markets Multifactor Fund	181,373	43,876
Emerging Markets Quality Dividend Growth Fund	3,025,586	463,560
Emerging Markets SmallCap Dividend Fund	90,034,080	19,698,802
Global ex-U.S. Quality Dividend Growth Fund	11,833,965	2,076,559
Global ex-U.S. Real Estate Fund	2,799,206	86,492
Global High Dividend Fund	—	—
Growth Leaders Fund	—	—
India Earnings Fund (consolidated)	14,634,962	4,873,246
India ex-State-Owned Enterprises Fund	19,464	61,816

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Supplemental Information (unaudited) (concluded)

The following represents the percentage of dividends paid during the fiscal year ended March 31, 2022, that qualify for the 70% dividends received deduction for corporate shareholders:

Fund	Dividends-Received Deduction
China ex-State-Owned Enterprises Fund	0.88%
Emerging Markets ex-State-Owned Enterprises Fund	0.16%
Emerging Markets High Dividend Fund	0.02%
Emerging Markets Multifactor Fund	0.13%
Emerging Markets Quality Dividend Growth Fund	—
Emerging Markets SmallCap Dividend Fund	—
Global ex-U.S. Quality Dividend Growth Fund	—
Global ex-U.S. Real Estate Fund	—
Global High Dividend Fund	54.84%
Growth Leaders Fund	100.00%
India Earnings Fund (consolidated)	—
India ex-State-Owned Enterprises Fund	—

132	WisdomTree Trust

General Information (unaudited)

Proxy Voting Policies, Procedures and Record

A complete copy of the Proxy Voting Policy may be obtained upon request, at no charge, by calling 1-866-909-WISE (9473) or writing to: WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza Suite 100, Portland, ME, 04101.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the most recent

12-month period ended June 30 and to file Form N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Funds is available at no charge upon request by calling 1-866-909-WISE (9473) or through the Trust’s website at www.wisdomtree.com. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. Copies of the filings are available, without charge, on the SEC’s website at www.sec.gov and are also available by calling the Trust at 1-866-909-WISE (9473). Copies of the filings may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Information about each Fund’s portfolio holdings is available daily, without charge, at www.wisdomtree.com.

The Statement of Additional Information (“SAI”) has additional information about the Funds’ Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

Frequency Distribution of Discounts & Premiums

Information about differences between the per share net asset value of each Fund and the market trading price of shares of each Fund are available, without charge, at www.wisdomtree.com.

WisdomTree Trust	133

The WisdomTree Funds are exchange traded funds (“ETFs”) registered with the United States Securities and Exchange Commission as separate series (“Funds”) of WisdomTree Trust (“Trust”). WisdomTree Asset Management, Inc., a wholly owned subsidiary of WisdomTree Investments, Inc., serves as the investment adviser to the Trust. None of the WisdomTree entities are affiliated with Foreside Fund Services, LLC, the Funds’ distributor. WisdomTree Investments, its affiliates and their independent providers are not liable for any informational errors, incompleteness, delays, or for any actions taken in reliance on information contained herein.

There are risks associated with investing including possible loss of principal. Foreign investing involves special risks, such as risk of loss from currency fluctuation or political or economic uncertainty. Investments in real estate involve additional special risks, such as credit risk, interest rate fluctuations and the effect of varied economic conditions. Funds that focus their investments in one country or region may be significantly impacted by events and developments associated with the region which can adversely affect performance. Funds focusing on a single sector and/or smaller companies generally experience greater price volatility. Investments in emerging, offshore or frontier markets are generally less liquid and less efficient than investments in developed markets and are subject to additional risks, such as risks of adverse governmental regulation and intervention or political developments. Investments in currency involve additional special risks, such as credit risk and interest rate fluctuations. Derivative investments can be volatile and these investments may be less liquid than other securities, and more sensitive to the effect of varied economic conditions. As these Funds can have a high concentration in some issuers the Funds can be adversely impacted by changes affecting such issuers. Due to the investment strategy of certain Funds they may make higher capital gain distributions than other ETFs. Please read the Fund’s prospectus for specific details regarding the Fund’s risk profile.

Indexes are unmanaged and you cannot invest directly in an index.

The Dow Jones Global ex-U.S. Select Real Estate Securities Index is calculated, distributed and marketed by Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC, and has been licensed for use.

Transactions in Fund shares will result in brokerage commissions and will generate tax consequences. Shares may be sold through brokerage accounts, but may be redeemed from the Funds only by Authorized Participants in large creation unit sizes of shares.

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

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WTGM - 6332

WisdomTree Trust

Annual Report

March 31, 2022

WisdomTree Europe Hedged Equity Fund (HEDJ)

WisdomTree Europe Hedged SmallCap Equity Fund (EUSC)

WisdomTree Germany Hedged Equity Fund (DXGE)

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

WisdomTree Japan Hedged Equity Fund (DXJ)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

“WisdomTree” is a registered mark of WisdomTree Investments, Inc. and is licensed for use by the WisdomTree Trust.

Market Environment Overview

(unaudited)

Developed international equity markets, as measured by the MSCI EAFE Index, were roughly flat for the 12-month fiscal period ending March 31, 2022 (the “period”), returning only 1.16% in U.S. dollar (“USD”) terms.

International currency market performance was mixed during the period, although the USD broadly strengthened relative to a basket of global currencies. The euro (“EUR”) steadily weakened against the USD during the period, as the European region generally saw slower economic growth than the U.S. Although not in Europe, this effect was even more pronounced in the Japanese yen (“JPY”), which was being suppressed by the Bank of Japan in an attempt to stimulate economic growth while the rest of the global economy was overheating. The JPY weakened slightly for most of the period, though it sold off considerably in March 2022, the final month of the period. The British pound sterling fluctuated during the period but also weakened versus the USD, alongside the JPY and EUR.

Developed international equities increased their value for most of the period as the global economy continued its recovery from the COVID-19 pandemic that began in 2020. Vaccine accessibility established confidence in global markets as regional economies steadily began to reopen, promoting a revival in cyclical sectors that had been suppressed the prior year. The pace of economic growth improved during 2021, along with the inflation rates around the world, amid a global backdrop of accommodative policy. However, several headwinds in the first quarter of 2022 forced international equities to give up most of their gains from the previous nine months.

During the second quarter of 2021, markets gradually moved higher, with the MSCI EAFE Index returning 5.17% in USD terms. This was mainly due to the improved outlook for economic growth amid vaccine accessibility. The developed international economic region has significant concentration in cyclical sectors tied to overall levels of economic growth, so the improved economic outlook contributed positively to performance.

The third quarter of 2021 was more tempered than the previous quarter. The MSCI EAFE Index was flat during the quarter in USD terms, and early summertime optimism faded as new and potentially more infectious COVID-19 variants appeared and spread throughout the world. This ignited fear of renewed “lockdowns”, questions of vaccine efficacy, and threatened the ongoing economic recovery.

However, investors’ concerns quickly abated during the fourth quarter of 2021. Fears of systemic impacts from the downturn in the Chinese real estate markets briefly sent markets into negative territory, but they finished 2021 strong once their contagion concerns were allayed. Developed international markets ultimately finished the quarter in positive territory, returning 2.69% on a USD basis.

With 2021 in rearview, investors began 2022 with several concerns that led to risk-off sentiments in the first quarter of 2022. At the forefront were concerns about runaway inflation, and the expectation that global central banks would have to quickly intervene with restrictive monetary policy actions to temper rising inflation. Interest rates around the world rose quickly as bonds sold-off, and the U.S. Federal Reserve raised its target federal funds rate for the first time since slashing it to 0% at the onset of the pandemic in 2020.

Inflationary and interest rate concerns temporarily took a backseat halfway through the first quarter of 2022, as geopolitical tensions between Russia and Ukraine escalated into war. Investor risk-on sentiment deteriorated, and equities declined for several weeks as markets assessed the developments and prospects for resolution.

As a result, international equities sold off in the first quarter of 2022, owing to the near certainty of several upcoming interest rate hikes amid a tightening cycle and geopolitical tensions between Russia and Ukraine. The MSCI EAFE Index fell nearly 6% in dollar terms, although it regained some ground from its -15% low on March 8, 2022.

Many of these risk factors remain paramount, and global financial market performance will be heavily dependent on developments in the war between Russia and Ukraine, economic data, and upcoming central bank activity.

Each WisdomTree Fund’s performance as set forth in “Management’s Discussion of Funds’ Performance” in the pages that follow should also be viewed in light of the foregoing market environment.

WisdomTree Trust	1

Information about Performance and Shareholder Expense Examples (unaudited)

Performance

The performance tables on the following pages are provided for comparative purposes and represent the period noted. Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the midpoint of the bid and ask price for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange traded funds (“ETFs”), NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities.

Fund shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Fund NAV returns are calculated using a Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid and ask price as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the most recent month-end performance information visit www.wisdomtree.com.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and an index is not available for direct investment. In comparison, the Funds’ performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes on transactions in Fund shares or taxes that a shareholder would pay on Fund distributions. Past performance is no guarantee of future results.

Shareholder Expense Examples

Each Fund’s performance table is accompanied by a shareholder expense example. As a shareholder of a WisdomTree Fund, you incur two types of cost: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2021 to March 31, 2022. Except where noted, expenses are calculated using each Fund’s annualized expense ratio (after the effect of contractual or voluntary fee waivers, if any), multiplied by the average account value for the period, multiplied by 182/365 (to reflect the one-half year period). The annualized expense ratio does not include acquired fund fees and expenses (“AFFEs”), which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies.

Actual expenses

The first line in the shareholder expense example table shown on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second line in the shareholder expense example table shown on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

2	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2022 (unaudited)

WisdomTree Europe Hedged Equity Fund (HEDJ)

Sector Breakdown†

Sector	% of Net Assets
Materials	18.7%
Industrials	18.1%
Consumer Staples	14.9%
Consumer Discretionary	12.6%
Health Care	11.4%
Financials	9.0%
Information Technology	8.9%
Communication Services	4.5%
Energy	0.8%
Utilities	0.2%
Other Assets less Liabilities‡	0.9%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Linde PLC	5.5%
ASML Holding NV	4.4%
Sanofi	4.0%
Banco Bilbao Vizcaya Argentaria SA	3.6%
LVMH Moet Hennessy Louis Vuitton SE	3.6%
L’Oreal SA	3.4%
Deutsche Telekom AG, Registered Shares	3.4%
Siemens AG, Registered Shares	2.9%
Bayer AG, Registered Shares	2.7%
BASF SE	2.7%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Europe Hedged Equity Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Europe Hedged Equity Index (the “Index”). In seeking to track the Index, the Fund invests in European dividend-paying companies while at the same time hedging exposure to the fluctuations of the value of the euro relative to the U.S. dollar. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 4.04% at net asset value (“NAV”) for the fiscal year ended March 31, 2022 (for more complete performance information please see the table below). The Fund benefited from its positions in Consumer Discretionary, Information Technology and Consumer Staples, almost entirely due to stock selection effects. Stock selection in the Energy, Industrials and Utilities sectors weighed negatively on performance for the Fund. When analyzing performance by country, exposures within Finland and Spain weighed negatively on performance the most, due to stock selection. Netherlands and Ireland were top performance contributors primarily due to stock selection. The Fund’s use of foreign currency contracts to hedge euro currency exposure contributed to performance due to the overall appreciation of the U.S. dollar against the euro during the fiscal year.

Shareholder Expense Example (for the six-month period ended March 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$979.10	0.58%	$2.86
Hypothetical (5% return before expenses)	$1,000.00	$1,022.04	0.58%	$2.92

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	4.04%	7.52%	5.76%	8.96%
Fund Market Price Returns	3.39%	7.30%	5.66%	8.71%
WisdomTree DEFA International Hedged Equity/Europe Hedged Equity Spliced Index[1]	4.55%	8.07%	6.20%	9.42%
MSCI EAFE Local Currency/MSCI EMU Local Currency Spliced Index[2]	1.81%	7.17%	4.79%	7.83%
[1]	WisdomTree DEFA International Hedged Equity Index prior to August 29, 2012; WisdomTree Europe Hedged Equity Index thereafter.

[2]	MSCI EAFE Local Currency Index prior to August 29, 2012; MSCI EMU Local Currency Index thereafter.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	3

Management’s Discussion of Funds’ Performance

as of March 31, 2022 (unaudited)

WisdomTree Europe Hedged SmallCap Equity Fund (EUSC)

Sector Breakdown†

Sector	% of Net Assets
Industrials	21.0%
Financials	14.9%
Utilities	13.9%
Real Estate	13.6%
Communication Services	9.3%
Materials	7.2%
Consumer Discretionary	6.0%
Information Technology	4.6%
Consumer Staples	4.4%
Health Care	2.6%
Energy	1.7%
Other Assets less Liabilities‡	0.8%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Enagas SA	2.3%
Proximus SADP	2.0%
BAWAG Group AG	1.8%
Italgas SpA	1.8%
Acciona SA	1.7%
Mapfre SA	1.7%
Klepierre SA	1.7%
Covivio	1.7%
Freenet AG	1.6%
A2A SpA	1.6%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Europe Hedged SmallCap Equity Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Europe Hedged SmallCap Equity Index (the “Index”). In seeking to track the Index, the Fund invests in European small-cap dividend-paying companies while at the same time hedging exposure to fluctuations of the value of the euro relative to the U.S. dollar. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 4.86% at net asset value (“NAV”) for the fiscal year ended March 31, 2022 (for more complete performance information please see the table below). The Fund benefited from its positions in Information Technology, Health Care and Real Estate, due to stock selection effects within each sector. Positions in the Materials, Financials and Communication Services sectors weighed negatively on performance for the Fund, largely attributable to stock selection effects. When analyzing performance by country, exposures within France and Austria weighed negatively on performance the most, as a result of stock selection effects. Netherlands and Germany were top performance contributors also primarily due to stock selection effects. The Fund’s use of foreign currency contracts to hedge euro currency exposure contributed to performance due to the overall appreciation of the U.S. dollar against the euro during the fiscal year.

Shareholder Expense Example (for the six-month period ended March 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[1]	Expenses Paid During the Period[1]
Actual	$1,000.00	$982.30	0.60%	$2.97
Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	0.60%	$3.02
[1]

Included in the expense ratio are “Other fees” described in Note 6 which are not annualized. Without these expenses, the expense ratio would have been 0.58% and the actual and hypothetical expenses paid during the period would have been $2.87 and $2.92, respectively.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	4.86%	8.25%	6.98%	7.88%
Fund Market Price Returns	4.68%	8.19%	6.96%	7.71%
WisdomTree Europe Hedged SmallCap Equity Index	4.91%	8.50%	7.00%	8.01%
MSCI European Economic and Monetary Union (EMU) Small Cap Local Currency Index	3.88%	11.14%	7.97%	8.37%
MSCI EMU Small Cap Index	-1.61%	10.82%	8.84%	8.15%

1 Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on March 4, 2015.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2022 (unaudited)

WisdomTree Germany Hedged Equity Fund (DXGE)

Sector Breakdown†

Sector	% of Net Assets
Industrials	20.6%
Financials	17.4%
Consumer Discretionary	13.3%
Health Care	12.0%
Materials	10.8%
Communication Services	8.3%
Utilities	7.2%
Information Technology	6.1%
Consumer Staples	2.9%
Energy	0.1%
Real Estate	0.1%
Other Assets less Liabilities‡	1.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Allianz SE, Registered Shares	6.9%
Bayer AG, Registered Shares	6.8%
Deutsche Telekom AG, Registered Shares	6.4%
Siemens AG, Registered Shares	5.5%
BASF SE	5.0%
E.ON SE	4.9%
Deutsche Post AG, Registered Shares	4.8%
SAP SE	4.8%
Mercedes-Benz Group AG, Registered Shares	4.6%
Muenchener Rueckversicherungs—Gesellschaft AG in Muenchen, Registered Shares	3.7%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Germany Hedged Equity Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Germany Hedged Equity Index (the “Index”). In seeking to track the Index, the Fund invests in German dividend-paying companies with an exporter tilt while at the same time hedging exposure to fluctuations of the value of the euro relative to the U.S. dollar. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 0.50% at net asset value (“NAV”) for the fiscal year ended March 31, 2022 (for more complete performance information please see the table below). The Fund benefited from its positions in Industrials due to positive stock selection, Consumer Discretionary due to allocation and stock selection effects and Utilities due to a combination of both. Positions in Financials and Materials weighed negatively on performance for the Fund, due to stock selection effects within Financials and a combination of both poor stock selection and allocation effects within Materials. The Fund’s use of foreign currency contracts to hedge euro currency exposure contributed to performance due to the overall appreciation of the U.S. dollar against the euro during the fiscal year.

Shareholder Expense Example (for the six-month period ended March 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$980.40	0.48%	$2.37
Hypothetical (5% return before expenses)	$1,000.00	$1,022.54	0.48%	$2.42

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	0.50%	9.31%	5.34%	7.41%
Fund Market Price Returns	-0.09%	9.11%	5.24%	7.25%
WisdomTree Germany Hedged Equity Index	0.69%	9.67%	5.58%	7.64%
MSCI Germany Local Currency Index	-7.00%	5.28%	1.74%	4.86%
MSCI Germany Index	-11.96%	4.96%	2.54%	2.34%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on October 17, 2013.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	5

Management’s Discussion of Funds’ Performance

as of March 31, 2022 (unaudited)

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

Sector Breakdown†

Sector	% of Net Assets
Materials	21.1%
Health Care	19.3%
Industrials	18.6%
Consumer Discretionary	16.6%
Information Technology	11.2%
Consumer Staples	6.1%
Financials	2.2%
Energy	1.8%
Communication Services	1.2%
Real Estate	0.2%
Investment Company	0.1%
Utilities	0.0%	*
Other Assets less Liabilities‡	1.6%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

*	Represents less than 0.1%.

Top Ten Holdings*

Description	% of Net Assets
BHP Group Ltd.	5.7%
Anglo American PLC	5.5%
Rio Tinto PLC	5.0%
Novo Nordisk A/S, Class B	4.9%
LVMH Moet Hennessy Louis Vuitton SE	4.9%
Roche Holding AG	4.8%
Tokyo Electron Ltd.	2.9%
Diageo PLC	2.8%
Industria de Diseno Textil SA	2.5%
Deutsche Post AG, Registered Shares	2.4%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree International Hedged Quality Dividend Growth Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree International Hedged Quality Dividend Growth Index (the “Index”). In seeking to track the Index, the Fund invests in dividend-paying companies with growth characteristics in developed countries, excluding U.S. and Canada, while at the same time hedging exposure to fluctuations of the value of the applicable foreign currencies relative to the U.S. dollar. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 7.93% at net asset value (“NAV”) for the fiscal year ended March 31, 2022 (for more complete performance information please see the table below). The Fund benefited from its positions in Materials, Health Care and Information Technology, due to stock selection effects within each sector. Positions in the Energy, Financials and Consumer Discretionary sectors weighed negatively on performance for the Fund, as a result of asset allocation effects in Consumer Discretionary, poor stock selection effects in Financials, and a combination of the two in Energy. When analyzing performance by country, exposures within Australia and Spain weighed negatively on performance the most, almost entirely due to poor stock selection effects. United Kingdom and Germany were top performance contributors due to allocation and stock selection effects in both sectors. The Fund’s use of foreign currency contracts contributed positively to Fund performance as a result of the overall strengthening of the U.S. dollar against applicable international currencies during the fiscal year.

Shareholder Expense Example (for the six-month period ended March 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,006.00	0.58%	$2.90
Hypothetical (5% return before expenses)	$1,000.00	$1,022.04	0.58%	$2.92

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	7.93%	13.13%	10.59%	9.69%
Fund Market Price Returns	7.36%	12.97%	10.48%	9.55%
WisdomTree International Hedged Quality Dividend Growth Index	8.78%	13.85%	11.36%	10.38%
MSCI EAFE Local Currency Index	6.21%	8.23%	6.55%	6.87%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on May 7, 2014.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

6	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2022 (unaudited)

WisdomTree Japan Hedged Equity Fund (DXJ)

Sector Breakdown†

Sector	% of Net Assets
Industrials	22.4%
Consumer Discretionary	17.7%
Financials	15.0%
Information Technology	11.8%
Materials	9.1%
Consumer Staples	8.8%
Health Care	7.9%
Communication Services	3.9%
Energy	2.4%
Other Assets less Liabilities‡	1.0%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Toyota Motor Corp.	5.4%
Mitsubishi UFJ Financial Group, Inc.	4.4%
Japan Tobacco, Inc.	4.1%
Takeda Pharmaceutical Co. Ltd.	3.3%
Nintendo Co. Ltd.	3.1%
Tokyo Electron Ltd.	3.0%
ITOCHU Corp.	2.9%
Sumitomo Mitsui Financial Group, Inc.	2.9%
Mitsubishi Corp.	2.6%
Honda Motor Co. Ltd.	2.1%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Japan Hedged Equity Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Japan Hedged Equity Index (the “Index”). The Fund seeks to provide Japanese equity returns while mitigating or “hedging” against fluctuations between the value of the Japanese yen and the U.S. dollar. In seeking to track the Index, the Fund invests in Japanese dividend-paying companies with an exporter tilt while at the same time hedging exposure to fluctuations of the value of the Japanese yen relative to the U.S. dollar. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 8.79% at net asset value (“NAV”) for the fiscal year ended March 31, 2022 (for more complete performance information please see the table below). The Fund benefited from its positions in Industrials, Communication Services and Financials, due to allocation and stock selection effects. Industrials’ contribution was entirely due to positive stock selection effects. Positions in the Materials, Real Estate and Utilities sectors were all positive contributors as well, but had the most negligible impacts of all sector exposures. When analyzing performance by earnings yield attribution, the 2nd and 4th quintiles of companies ranked by earnings yield weighed negatively on performance the most, owing to poorer stock selection effects. The companies with 1st and 5th quintiles were top performance contributors due to allocation effects, where the Fund was overweight the former and significantly underweight the latter. The Fund’s use of foreign currency contracts contributed positively to Fund performance as a result of the U.S. dollar strengthening against the Japanese yen during the fiscal year.

Shareholder Expense Example (for the six-month period ended March 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,035.00	0.48%	$2.44
Hypothetical (5% return before expenses)	$1,000.00	$1,022.54	0.48%	$2.42

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	8.79%	11.51%	7.86%	9.72%
Fund Market Price Returns	6.89%	11.02%	7.56%	9.49%
WisdomTree Japan Hedged Equity Index	9.09%	11.93%	8.37%	10.33%
MSCI Japan Local Currency Index	2.73%	10.17%	7.93%	10.68%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	7

Management’s Discussion of Funds’ Performance

as of March 31, 2022 (unaudited)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

Sector Breakdown†

Sector	% of Net Assets
Industrials	24.6%
Consumer Discretionary	15.6%
Materials	15.1%
Financials	13.1%
Information Technology	11.8%
Consumer Staples	6.7%
Health Care	3.9%
Communication Services	2.4%
Utilities	2.2%
Real Estate	2.0%
Energy	1.2%
Other Assets less Liabilities‡	1.4%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Nishimatsu Construction Co. Ltd.	0.8%
Electric Power Development Co. Ltd.	0.8%
Aozora Bank Ltd.	0.7%
Mebuki Financial Group, Inc.	0.7%
Konica Minolta, Inc.	0.7%
Toyo Seikan Group Holdings Ltd.	0.6%
Seven Bank Ltd.	0.6%
H.U. Group Holdings, Inc.	0.6%
Cosmo Energy Holdings Co. Ltd.	0.5%
Sankyo Co. Ltd.	0.5%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Japan Hedged SmallCap Equity Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Japan Hedged SmallCap Equity Index (the “Index”). In seeking to track the Index, the Fund invests in Japanese small-cap dividend-paying companies while at the same time hedging exposure to fluctuations of the value of the Japanese yen relative to the U.S. dollar. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -1.80% at net asset value (“NAV”) for the fiscal year ended March 31, 2022 (for more complete performance information please see the table below). The Fund benefited from its positions in Information Technology, Materials and Health Care, due to stock selection effects within each sector. Positions in the Real Estate, Consumer Discretionary and Industrials sectors weighed negatively on performance for the Fund, due to stock selection effects in Consumer Discretionary and Industrials and allocation effects in the Real Estate sector. When analyzing performance by earnings yield attribution, underweighting companies with negative earnings yield and the lowest earnings yields (5th quintile) contributed positively to performance the most, as a result of a combination of allocation and stock selection effects. Only the companies within the 3rd quintile detracted from performance, though its impact was modest. The Fund’s use of foreign currency contracts contributed positively to Fund performance as a result of the U.S. dollar strengthening against the Japanese yen during the fiscal year.

Shareholder Expense Example (for the six-month period ended March 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$951.00	0.58%	$2.82
Hypothetical (5% return before expenses)	$1,000.00	$1,022.04	0.58%	$2.92

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-1.80%	5.44%	5.19%	8.91%
Fund Market Price Returns	-3.12%	4.96%	4.91%	8.68%
WisdomTree Japan Hedged SmallCap Equity Index	-1.53%	5.96%	5.77%	9.69%
MSCI Japan Small Cap Local Currency Index	-3.63%	5.67%	5.33%	9.04%
MSCI Japan Small Cap Index	-12.27%	2.47%	3.55%	6.58%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on June 28, 2013.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

8	WisdomTree Trust

Description of Terms and Indexes (unaudited)

Below are descriptions of certain terms and of each Index referenced in this report:

Allocation Effect measures an investment manager’s ability to effectively allocate a portfolio’s assets to various segments. A segment refers to assets or securities that are grouped within a certain classification such as sectors, industries, or countries. The allocation effect determines whether the overweighting or underweighting of segments relative to a benchmark contributes positively or negatively to the overall portfolio return. Positive allocation occurs when the portfolio is overweighted in a segment that outperforms the benchmark and underweighted in a segment that underperforms the benchmark. Negative allocation occurs when the portfolio is overweighted in a segment that underperforms the benchmark and underweighted in a segment that outperforms the benchmark.

Growth is generally characterized by higher price levels relative to fundamentals, such as dividends or earnings. Price levels are higher because investors are willing to pay more due to their expectations of future improvements in these fundamentals.

The MSCI EAFE Local Currency Index is a free float-adjusted market capitalization weighted index that is designed to measure developed market equity performance, excluding the U.S. and Canada, calculated in local currency.

The MSCI European Economic and Monetary Union (EMU) Local Currency Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed market countries within the EMU. The securities are priced in local currency terms with no conversion into U.S. dollars.

The MSCI European Economic and Monetary Union (EMU) Small Cap Local Currency Index is a free float-adjusted market capitalization weighted index that captures small cap representation across the 10 Developed Market countries in the EMU and is calculated in local currency.

The MSCI EMU Small Cap Index captures small-cap representation across the 10 developed markets countries in the European Economic and Monetary Union (“EMU”).

The MSCI Germany Local Currency Index is a capitalization weighted index that measures the performance of the Germany equity market and provides local currency returns, which are not translated back to U.S. dollars.

The MSCI Germany Index is designed to measure the performance of the large- and mid-cap segments of the German market. With 61 constituents, the index covers about 85% of the equity universe in Germany.

The MSCI Japan Index is a capitalization weighted index that is comprised of stocks in Japan.

The MSCI Japan Local Currency Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan and calculated in local currency.

The MSCI Japan Small Cap Local Currency Index is a free float-adjusted market capitalization index that is designed to measure the performance of small cap stocks within Japan and calculated in local currency.

The MSCI Japan Small Cap Index is a free float-adjusted market capitalization index that is designed to measure the performance of small cap stocks within Japan.

Quality is generally characterized by higher efficiency and profitability. Typical measures include earnings, return-on-equity, return on assets, operating profitability as well as others. This term is also related to the quality factor, which associates these stock characteristics with excess returns vs. the market over time.

Return-on-Equity (ROE) measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

Risk-on and Risk-off refers to investors’ appetites for risk which rise and fall over time. During periods when risk is perceived as low, the risk-on risk-off theory states that

WisdomTree Trust	9

Description of Terms and Indexes (unaudited) (continued)

investors tend to engage in higher-risk investments (i.e., “Risk-on”). When risk is perceived to be high, investors have the tendency to gravitate toward lower-risk investments (i.e., “Risk-off”).

Selection Effect measures an investment manager’s ability to select securities within a given segment relative to a benchmark. The over or underperformance of the portfolio is weighted by the benchmark weight, therefore, selection is not affected by the investment manager’s allocation to the segment. The weight of the segment in the portfolio determines the size of the effect—the larger the segment, the larger the effect is, positive or negative. A positive selection effect occurs when the portfolio return is greater than the benchmark return. Thus, the investment manager made good decisions in selecting securities that, as a whole, outperformed similar securities in the benchmark. A negative selection effect occurs when the portfolio return is less than the benchmark return. Thus, the investment manager made poor decisions in selecting securities that, as a whole, underperformed similar securities in the benchmark.

The WisdomTree DEFA International Hedged Equity Index is a dividend weighted index designed to provide exposure to developed world, non-U.S. equity securities while at the same time neutralizing exposure to fluctuations between the value of the U.S. dollar and non-U.S. currencies reflected in the index. This index is based on the WisdomTree International Equity Index.

The WisdomTree Europe Hedged Equity Index is designed to provide exposure to European equities while at the same time neutralizing exposure to fluctuations between the Euro and the U.S. dollar.

The WisdomTree Europe Hedged SmallCap Equity Index is designed to provide exposure to the European equity markets while at the same time neutralizing exposure to fluctuations of the Euro movements relative to U.S. dollar.

The WisdomTree Germany Hedged Equity Index is designed to provide exposure to Germany equity markets while at the same time neutralizing exposure to fluctuations of the Euro movements relative to the U.S. dollar. In this sense, the Index “hedges” against fluctuations in the relative value of the Euro against the U.S. dollar.

The WisdomTree International Hedged Quality Dividend Growth Index is designed to provide exposure to the developed market companies while at the same time neutralizing exposure to fluctuations between the value of foreign currencies and the U.S. dollar.

The WisdomTree Japan Hedged Equity Index is designed to provide exposure to Japanese equity markets while at the same time neutralizing exposure to fluctuations of the Japanese Yen movements relative to the U.S. dollar.

The WisdomTree Japan Hedged SmallCap Equity Index is designed to provide exposure to the small-capitalization segment of the Japanese equity markets while at the same time neutralizing exposure to fluctuations of the Japanese Yen movements relative to the U.S. dollar.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”), a division of The McGraw-Hill Companies, Inc. and is licensed for use by WisdomTree Investments, Inc. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all

10	WisdomTree Trust

Description of Terms and Indexes (unaudited) (concluded)

warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc. (together, “WisdomTree”) and the Funds make no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the underlying Indexes to track the performance of their underlying securities. WisdomTree Investments is the licensor of certain trademarks, service marks and trade names of the Funds. WisdomTree Investments has no obligation to take the needs of the Funds or the owners of shares of the Funds into consideration in determining, composing, or calculating the underlying WisdomTree Indexes of the applicable Funds. WisdomTree Investments is not responsible for, and has not participated in, the determination of the timing of, prices of, or quantities of shares of the Funds to be issued or in the determination or calculation of the equation by which the shares of the Funds are redeemable. WisdomTree and the Funds do not guarantee the accuracy, completeness, or performance of the underlying Indexes or the data included therein and shall have no liability in connection with the underlying Indexes or their calculation.

Index performance information assumes the reinvestment of dividends and excludes management fees, transaction costs and expenses. You cannot directly invest in an index.

* * * * * *

Abbreviations used in the schedules of investments and related tables included in this report are as follows:

Currency abbreviations:
AUD	Australian dollar	ILS	Israeli new shekel
CHF	Swiss franc	JPY	Japanese yen
DKK	Danish krone	NOK	Norwegian krone
EUR	Euro	SEK	Swedish krona
GBP	British pound	SGD	Singapore dollar
HKD	Hong Kong dollar	USD	U.S. dollar

Other abbreviations:
CVA	Certificaten Van Aandelen (Certificate of Stock)
RSP	Risparmio Italian Savings Shares

WisdomTree Trust	11

Schedule of Investments

WisdomTree Europe Hedged Equity Fund (HEDJ)

March 31, 2022

Investments	Shares	Value

COMMON STOCKS – 99.1%

Austria – 0.4%

Andritz AG	145,978	$6,818,495

AT&S Austria Technologie & Systemtechnik AG	21,931	1,229,837

Total Austria		8,048,332

Belgium – 4.9%

Anheuser-Busch InBev SA/NV	826,312	49,886,442

Bekaert SA	103,627	4,090,866

Fagron	36,081	663,204

Melexis NV	38,554	3,603,358

Solvay SA(a)	179,442	17,861,243

UCB SA	118,599	14,310,976

Total Belgium		90,416,089

Finland – 3.9%

Cargotec Oyj, Class B	64,641	2,484,214

Fiskars Oyj Abp	54,031	1,292,529

Huhtamaki Oyj(a)	123,929	4,354,555

Kemira Oyj(a)	315,724	4,169,817

Kone Oyj, Class B	644,924	34,149,388

Konecranes Oyj(a)	91,246	2,839,651

Metso Outotec Oyj	960,185	8,209,202

Neles Oyj	134,545	1,383,242

Revenio Group Oyj	11,630	618,797

Valmet Oyj(a)	284,630	8,933,928

Wartsila Oyj Abp(a)	485,002	4,482,230

Total Finland		72,917,553

France – 25.9%

Air Liquide SA	258,365	45,684,715

Arkema SA(a)	40,555	4,907,184

BioMerieux	11,759	1,265,713

Bureau Veritas SA	184,074	5,312,771

Cie Generale des Etablissements Michelin SCA	87,506	11,970,852

Danone SA	452,805	25,205,795

Dassault Systemes SE	96,661	4,809,093

EssilorLuxottica SA	108,667	20,107,062

Eutelsat Communications SA	326,237	3,573,251

Faurecia SE(a)	58,309	1,534,353

Hermes International	10,295	14,793,790

Imerys SA	53,269	2,311,521

IPSOS	27,364	1,376,185

Kering SA	29,172	18,686,205

L’Oreal SA	158,412	64,131,166

Lectra	1,856	89,005

Legrand SA	113,559	10,914,238

LVMH Moet Hennessy Louis Vuitton SE(a)	92,793	67,048,054

Nexans SA	7,911	748,625

Pernod Ricard SA	70,475	15,627,916

Publicis Groupe SA	261,587	16,083,691

Remy Cointreau SA	7,746	1,611,676

Rubis SCA	126,327	3,748,676

Safran SA	32,882	3,924,232

Sanofi	732,960	75,444,509

Sartorius Stedim Biotech(a)	3,342	1,385,133

Schneider Electric SE	294,095	49,790,538

SEB SA	15,950	2,246,741

Societe BIC SA	45,274	2,303,105

Teleperformance	9,822	3,784,523

Valeo(a)	53,926	1,005,313

Vicat SA(a)	40,581	1,388,438

Total France		482,814,069

Germany – 24.7%

adidas AG	39,588	9,333,686

AIXTRON SE	14,213	316,203

BASF SE	870,715	50,145,155

Bayer AG, Registered Shares	735,558	50,823,808

Bayerische Motoren Werke AG	235,292	20,577,300

Beiersdorf AG	38,384	4,065,799

Brenntag SE	71,654	5,847,093

Covestro AG(b)	82,558	4,210,779

Deutsche Telekom AG, Registered Shares	3,339,065	62,905,963

Duerr AG	13,106	391,100

Eckert & Ziegler Strahlen – und Medizintechnik AG	3,945	255,463

Evonik Industries AG	362,534	10,156,946

Fresenius SE & Co. KGaA	222,558	8,257,196

GEA Group AG	106,589	4,424,827

Hannover Rueck SE	86,804	14,907,508

Hapag-Lloyd AG(a)(b)	86,950	30,629,449

HeidelbergCement AG	125,556	7,216,898

Henkel AG & Co. KGaA	104,488	6,969,703

Hochtief AG	71,822	4,890,661

Infineon Technologies AG	142,447	4,910,927

Knorr-Bremse AG	49,130	3,806,836

LANXESS AG	27,979	1,241,809

Mercedes-Benz Group AG, Registered Shares	475,534	33,762,065

Merck KGaA	25,298	5,343,865

NORMA Group SE	8,987	260,584

Puma SE	7,737	666,648

SAP SE	329,965	37,124,757

Siemens AG, Registered Shares	384,618	53,775,610

Siemens Healthineers AG(b)	279,696	17,502,104

Software AG	28,035	973,850

Symrise AG	20,643	2,500,115

Wacker Chemie AG	17,518	3,016,295

Total Germany		461,211,002

Ireland – 2.6%

CRH PLC	904,027	36,563,225

Glanbia PLC	424,844	4,958,652

Kerry Group PLC, Class A	65,630	7,382,650

Total Ireland		48,904,527

Italy – 2.6%

Carel Industries SpA(b)	31,633	818,318

Danieli & C. Officine Meccaniche SpA	11,655	257,284

Datalogic SpA	30,198	333,478

Davide Campari-Milano NV(a)	402,633	4,728,531

See Notes to Financial Statements.

12	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Europe Hedged Equity Fund (HEDJ)

March 31, 2022

Investments	Shares	Value

DiaSorin SpA(a)	13,873	$2,190,340

El.En. SpA	36,753	591,316

Ferrari NV(a)	60,164	13,301,274

GVS SpA(a)(b)	93,243	854,874

Moncler SpA(a)	151,409	8,547,928

Piaggio & C. SpA	866,797	2,474,758

Pirelli & C. SpA(b)	717,621	3,937,212

Prysmian SpA	194,816	6,710,954

Reply SpA	9,399	1,568,670

Webuild SpA(a)	1,245,150	2,231,906

Total Italy		48,546,843

Netherlands – 18.3%

Aegon NV	3,180,504	16,993,263

Akzo Nobel NV	181,264	15,775,679

AMG Advanced Metallurgical Group NV	13,335	580,728

Arcadis NV	78,186	3,558,041

ASM International NV	20,075	7,417,936

ASML Holding NV	119,618	81,186,731

BE Semiconductor Industries NV	134,789	11,676,899

Corbion NV	30,715	1,062,844

EXOR NV	63,530	4,912,724

Heineken Holding NV	159,022	12,580,141

Heineken NV	284,954	27,450,548

IMCD NV(a)	22,113	3,819,777

Koninklijke Ahold Delhaize NV	1,488,480	48,219,031

Koninklijke DSM NV(a)	108,170	19,557,749

Koninklijke Philips NV	917,232	28,300,085

Koninklijke Vopak NV	198,657	6,491,820

SBM Offshore NV(a)	473,567	7,595,472

Signify NV(b)	294,016	13,880,422

Wolters Kluwer NV	287,384	30,882,217

Total Netherlands		341,942,107

Spain – 9.1%

Acerinox SA	833,037	9,250,251

Applus Services SA	140,434	1,169,561

Banco Bilbao Vizcaya Argentaria SA	11,738,149	68,044,969

Banco Santander SA	11,998,710	41,386,141

Cie Automotive SA	130,570	3,001,459

Fluidra SA	235,130	6,880,539

Grifols SA(a)	366,899	6,727,635

Mapfre SA(a)	10,374,767	21,932,626

Prosegur Cash SA(b)	2,712,542	1,783,703

Prosegur Cia de Seguridad SA	1,295,085	2,841,606

Viscofan SA	100,430	6,011,798

Total Spain		169,030,288

Switzerland – 0.6%

STMicroelectronics NV	246,569	10,866,808

United Kingdom – 6.1%

CNH Industrial NV(a)	707,694	11,334,852

Linde PLC	318,082	102,812,025

Total United Kingdom		114,146,877
TOTAL COMMON STOCKS (Cost: $1,704,921,673)		1,848,844,495

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 5.0%

United States – 5.0%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.25%(c)
(Cost: $93,888,007)	93,888,007	93,888,007

TOTAL INVESTMENTS IN SECURITIES – 104.1% (Cost: $1,798,809,680)		1,942,732,502

Other Assets less Liabilities – (4.1)%		(76,985,097)

NET ASSETS – 100.0%		$1,865,747,405
(a)

Security, or portion thereof, was on loan at March 31, 2022 (See Note 2). At March 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $92,957,718 and the total market value of the collateral held by the Fund was $97,310,699. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $3,422,692.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2022.

See Notes to Financial Statements.

WisdomTree Trust	13

Schedule of Investments (concluded)

WisdomTree Europe Hedged Equity Fund (HEDJ)

March 31, 2022

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America NA	4/5/2022	420,861,702	EUR	468,265,039	USD	$19,715	$—
Bank of America NA	4/5/2022	495,208,861	USD	440,308,549	EUR	5,285,973	—
Bank of America NA	5/4/2022	472,553,594	USD	424,355,698	EUR	—	(25,154)
Barclays Bank PLC	4/5/2022	420,850,734	EUR	468,265,040	USD	7,510	—
Barclays Bank PLC	5/4/2022	472,553,594	USD	424,343,123	EUR	—	(11,150)
Citibank NA	4/5/2022	495,208,861	USD	440,300,719	EUR	5,294,685	—
Goldman Sachs	4/5/2022	495,208,861	USD	440,310,507	EUR	5,283,795	—
JP Morgan Chase Bank NA	4/5/2022	70,881,524	EUR	78,044,173	USD	824,341	—
JP Morgan Chase Bank NA	4/5/2022	420,848,842	EUR	468,265,039	USD	5,405	—
JP Morgan Chase Bank NA	4/5/2022	495,208,861	USD	440,287,410	EUR	5,309,494	—
JP Morgan Chase Bank NA	5/4/2022	472,553,594	USD	424,342,742	EUR	—	(10,726)
UBS AG	4/5/2022	3,356,423	EUR	3,716,389	USD	18,238	—
UBS AG	4/5/2022	13,654,423	EUR	14,865,557	USD	327,458	—
UBS AG	4/5/2022	10,135,045	EUR	11,149,168	USD	127,903	—
UBS AG	4/5/2022	420,859,811	EUR	468,265,039	USD	17,610	—
UBS AG	5/4/2022	472,553,594	USD	424,351,887	EUR	—	(20,911)
						$22,522,127	$(67,941)

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$1,848,844,495	$—	$—	$1,848,844,495
Investment of Cash Collateral for Securities Loaned	—	93,888,007	—	93,888,007
Total Investments in Securities	$1,848,844,495	$93,888,007	$—	$1,942,732,502
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$22,522,127	$—	$22,522,127
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(67,941)	$—	$(67,941)
Total – Net	$1,848,844,495	$116,342,193	$—	$1,965,186,688
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

14	WisdomTree Trust

Schedule of Investments

WisdomTree Europe Hedged SmallCap Equity Fund (EUSC)

March 31, 2022

Investments	Shares	Value

COMMON STOCKS – 99.2%

Austria – 6.7%

Andritz AG	9,081	$424,165

AT&S Austria Technologie & Systemtechnik AG	1,328	74,471

BAWAG Group AG*(a)	21,649	1,107,074

CA Immobilien Anlagen AG	11,899	371,366

EVN AG	9,753	252,844

Oesterreichische Post AG(b)	11,404	408,575

POLYTEC Holding AG(b)	3,343	24,810

S IMMO AG	4,924	121,353

S&T AG(b)	2,548	48,110

Semperit AG Holding	4,435	112,262

Telekom Austria AG*	14,801	115,278

UNIQA Insurance Group AG	19,046	152,367

Vienna Insurance Group AG Wiener Versicherung Gruppe	7,678	200,332

Voestalpine AG	11,678	351,085

Wienerberger AG	9,101	277,459

Zumtobel Group AG	4,083	33,300

Total Austria		4,074,851

Belgium – 10.7%

Ackermans & van Haaren NV	1,469	276,555

Aedifica SA	3,199	405,768

Befimmo SA	4,994	263,382

Bekaert SA	6,512	257,073

Cofinimmo SA	5,157	757,408

D’ieteren Group	1,396	237,804

Deceuninck NV	8,432	25,612

Econocom Group SA/NV	22,438	100,612

Elia Group SA/NV	3,220	495,134

Etablissements Franz Colruyt NV	13,034	543,836

Fagron	2,411	44,316

Intervest Offices & Warehouses NV	5,057	153,889

Ion Beam Applications	1,653	32,076

Melexis NV	2,523	235,806

Proximus SADP	65,573	1,229,373

Recticel SA	2,455	59,002

Telenet Group Holding NV	15,642	508,547

TINC Comm VA	3,693	55,636

Warehouses De Pauw CVA	15,500	674,322

Xior Student Housing NV	2,174	122,396

Total Belgium		6,478,547

Denmark – 0.3%

Alten SA	708	108,316

Cementir Holding NV	10,259	78,305

Total Denmark		186,621

Finland – 8.3%

Aktia Bank Oyj	12,714	154,194

Anora Group Oyj	14,438	141,367

Cargotec Oyj, Class B	3,647	140,158

Caverion Oyj	5,732	33,260

Huhtamaki Oyj	7,421	260,755

Kamux Corp.	1,921	24,003

Kemira Oyj	17,838	235,589

Kojamo Oyj	13,273	321,652

Konecranes Oyj(b)	5,152	160,334

Lassila & Tikanoja Oyj(b)	4,609	55,487

Metsa Board Oyj, Class B	27,425	280,122

Metso Outotec Oyj	54,004	461,713

Musti Group Oyj	993	26,472

Neles Oyj	7,045	72,429

Nokian Renkaat Oyj	21,569	354,582

Oma Saastopankki Oyj	2,140	42,978

Orion Oyj, Class B(b)	11,767	538,759

Raisio Oyj, Class V	13,172	39,131

Revenio Group Oyj	443	23,571

Rovio Entertainment Oyj(a)	4,377	36,988

Sanoma Oyj	6,210	88,581

Suominen Oyj	4,903	19,339

Taaleri Oyj	3,403	53,388

Talenom Oyj	1,291	14,120

Terveystalo Oyj(a)	6,021	75,300

TietoEVRY Oyj(b)	16,065	431,496

Tokmanni Group Corp.	9,659	161,744

Uponor Oyj	7,325	149,555

Valmet Oyj(b)	16,356	513,380

Verkkokauppa.com Oyj(b)	5,929	31,632

WithSecure Oyj*	3,972	20,175

YIT Oyj(b)	17,728	67,657

Total Finland		5,029,911

France – 15.9%

ABC Arbitrage	4,561	37,706

AKWEL	1,655	36,829

Albioma SA	2,135	104,760

Bigben Interactive	1,002	16,612

Chargeurs SA	3,945	89,368

Cie Plastic Omnium SA	8,765	160,914

Coface SA	17,885	217,504

Covivio(b)	12,828	1,029,660

Eutelsat Communications SA	48,381	529,914

Faurecia SE(b)	8,866	233,301

Fnac Darty SA	1,287	66,673

Groupe SFPI	6,848	22,706

ICADE	11,219	728,373

Imerys SA	7,199	312,389

IPSOS	4,124	207,403

Kaufman & Broad SA	3,202	107,059

Klepierre SA*	38,536	1,036,768

Korian SA	3,160	73,624

Lectra	790	37,885

Maisons du Monde SA(a)	2,003	38,734

Mersen SA	1,164	43,516

Nexans SA	1,514	143,271

Nexity SA	12,001	425,958

Quadient SA	2,280	43,228

See Notes to Financial Statements.

WisdomTree Trust	15

Schedule of Investments (continued)

WisdomTree Europe Hedged SmallCap Equity Fund (EUSC)

March 31, 2022

Investments	Shares	Value

Rexel SA*	33,616	$726,737

Rothschild & Co.	6,010	239,730

Rubis SCA	18,357	544,733

Societe BIC SA	6,844	348,157

Sopra Steria Group SACA	672	126,287

SPIE SA	12,090	288,948

Television Francaise 1	30,664	300,582

Trigano SA	1,806	265,247

Valeo	8,176	152,421

Verallia SA(a)	10,103	242,133

Vicat SA	4,648	159,027

Wendel SE	4,756	490,017

Total France		9,628,174

Germany – 14.5%

1&1 AG	883	19,944

7C Solarparken AG	10,093	49,861

Aareal Bank AG	2,398	76,042

AIXTRON SE	1,635	36,375

alstria office REIT AG	15,872	217,394

AURELIUS Equity Opportunities SE & Co. KGaA	3,211	89,961

Aurubis AG	2,244	270,777

Bechtle AG	2,423	138,033

Bilfinger SE	7,695	295,897

CANCOM SE	1,337	84,050

CompuGroup Medical SE & Co. KgaA	1,024	63,120

CropEnergies AG	7,471	99,253

Dermapharm Holding SE	2,270	145,734

Deutsche Pfandbriefbank AG(a)	9,319	114,627

DIC Asset AG	10,028	161,674

Duerr AG	1,477	44,076

Eckert & Ziegler Strahlen – und Medizintechnik AG	300	19,427

Encavis AG	6,521	137,929

Fielmann AG	4,867	267,514

Freenet AG	35,694	965,073

GEA Group AG	15,482	642,704

Gerresheimer AG	1,340	98,850

GFT Technologies SE	559	25,812

GRENKE AG	1,068	30,064

Hamborner REIT AG	16,157	172,185

Hamburger Hafen und Logistik AG	4,739	85,156

Hensoldt AG	2,706	79,787

Hochtief AG	10,995	748,696

Hornbach Holding AG & Co. KGaA	811	102,959

Instone Real Estate Group SE(a)	2,211	41,674

Jenoptik AG	1,163	35,559

JOST Werke AG(a)	824	33,464

LANXESS AG	4,056	180,020

METRO AG*	51,446	461,709

MLP SE	7,342	59,226

Mutares SE & Co. KGaA	3,337	82,984

NORMA Group SE	1,654	47,959

PATRIZIA AG	3,530	67,006

ProSiebenSat.1 Media SE	32,692	421,583

Rheinmetall AG	2,903	620,487

Scout24 SE(a)	3,386	195,906

Software AG	4,164	144,645

Stroeer SE & Co. KGaA	4,334	301,871

Suedzucker AG	8,529	111,031

TAG Immobilien AG	13,257	303,121

Varta AG(b)	2,128	212,858

VERBIO Vereinigte BioEnergie AG	798	62,241

Wacker Neuson SE	4,177	94,438

Wuestenrot & Wuerttembergische AG	2,798	56,847

Total Germany		8,817,603

Ireland – 0.8%

Glanbia PLC	23,671	276,281

Hibernia REIT PLC	80,549	144,831

Origin Enterprises PLC	11,397	50,723

Uniphar PLC	5,192	21,779

Total Ireland		493,614

Italy – 17.0%

A2A SpA	546,290	944,871

ACEA SpA	16,839	312,328

Alerion Cleanpower SpA(b)	1,917	64,415

Anima Holding SpA(a)	73,604	334,297

Ascopiave SpA	13,648	52,314

Avio SpA(b)	1,768	20,931

Azimut Holding SpA	23,891	561,685

Banca IFIS SpA	4,466	92,773

Banca Popolare di Sondrio SPA	28,510	117,941

Banco BPM SpA	84,693	253,489

BFF Bank SpA(a)	58,963	441,851

BPER Banca(b)	75,627	133,751

Brembo SpA(b)	17,998	202,658

Buzzi Unicem SpA	6,543	122,706

Cairo Communication SpA	12,431	31,051

Carel Industries SpA(a)	1,400	36,217

Credito Emiliano SpA	28,399	188,957

Danieli & C. Officine Meccaniche SpA	752	16,600

Danieli & C. Officine Meccaniche SpA, RSP	1,481	23,762

Datalogic SpA	1,679	18,541

De’ Longhi SpA	6,675	183,742

doValue SpA*(a)	6,619	56,560

El.En. SpA	1,855	29,845

Emak SpA	14,833	23,238

ERG SpA	10,110	339,267

Esprinet SpA	6,297	67,401

Falck Renewables SpA	6,010	58,980

Fila SpA	1,507	15,795

Gruppo MutuiOnline SpA	1,412	50,902

GVS SpA(a)	5,211	47,776

Hera SpA	190,042	707,513

Interpump Group SpA	1,890	96,103

Iren SpA	188,768	504,919

Italgas SpA	165,391	1,071,746

La Doria SpA	3,940	72,158

See Notes to Financial Statements.

16	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Europe Hedged SmallCap Equity Fund (EUSC)

March 31, 2022

Investments	Shares	Value

Maire Tecnimont SpA(b)	28,242	$98,481

MARR SpA	3,058	51,071

Piaggio & C. SpA	51,404	146,762

Pirelli & C. SpA(a)	41,879	229,768

Prysmian SpA	11,370	391,670

RAI Way SpA(a)	34,007	214,541

Reply SpA	502	83,783

SAES Getters SpA	565	13,987

Salcef SpA	4,797	107,281

Sanlorenzo SpA	1,155	47,228

Sesa SpA	320	53,051

SOL SpA	4,148	76,152

Technogym SpA(a)	12,074	96,591

Telecom Italia SpA	1,263,840	468,972

Tinexta SpA	789	23,281

Unieuro SpA(a)	6,516	127,963

Unipol Gruppo SpA	111,635	618,569

Webuild SpA(b)	69,131	123,916

Zignago Vetro SpA	4,303	56,878

Total Italy		10,327,028

Netherlands – 9.1%

Aalberts NV	5,741	301,373

AMG Advanced Metallurgical Group NV	573	24,954

Arcadis NV	4,846	220,529

ASR Nederland NV	19,671	924,286

BE Semiconductor Industries NV	7,806	676,241

Boskalis Westminster	6,967	252,090

Brunel International NV	5,275	64,562

Corbion NV	2,253	77,962

Eurocommercial Properties NV	3,447	95,288

Heijmans NV, CVA	5,616	92,855

Koninklijke Vopak NV	11,854	387,371

Ordina NV	26,290	136,312

PostNL NV	206,962	796,756

SBM Offshore NV	28,221	452,632

Signify NV(a)	16,974	801,338

TKH Group NV, CVA	2,413	135,852

Van Lanschot Kempen NV	947	25,446

Wereldhave NV(b)	4,332	85,121

Total Netherlands		5,550,968

Portugal – 2.1%

Altri SGPS SA	25,367	171,041

Corticeira Amorim SGPS SA	5,450	61,003

CTT – Correios de Portugal SA	6,814	34,193

Navigator Co. SA	86,592	325,652

REN – Redes Energeticas Nacionais SGPS SA	105,741	335,310

Sonae SGPS SA	286,604	332,284

Total Portugal		1,259,483

Spain – 13.8%

Acciona SA	5,488	1,059,430

Acerinox SA	46,881	520,578

Aedas Homes SA(a)	7,063	180,749

Almirall SA	7,353	94,330

Applus Services SA	7,775	64,752

Audax Renovables SA(b)	21,086	30,171

Bankinter SA	96,473	571,482

Cia de Distribucion Integral Logista Holdings SA	36,070	666,213

Cie Automotive SA	7,430	170,796

Ebro Foods SA(b)	13,199	234,093

Enagas SA	62,572	1,402,858

Faes Farma SA	47,782	195,540

Grupo Catalana Occidente SA	3,248	100,466

Grupo Empresarial San Jose SA	5,406	26,466

Inmobiliaria Colonial Socimi SA	39,857	365,418

Laboratorios Farmaceuticos Rovi SA	1,480	110,660

Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	121,681	188,867

Mapfre SA	490,933	1,037,850

Neinor Homes SA*(a)	9,944	131,664

Pharma Mar SA(b)	435	33,115

Prosegur Cash SA(a)(b)	97,390	64,041

Prosegur Cia de Seguridad SA	64,455	141,424

Sacyr SA	70,754	172,564

Unicaja Banco SA(a)	75,516	79,234

Viscofan SA	5,853	350,364

Zardoya Otis SA	53,320	418,252

Total Spain		8,411,377
TOTAL COMMON STOCKS (Cost: $61,892,367)		60,258,177

RIGHTS – 0.0%

Austria – 0.0%

CA Immobilien Anlagen AG*† (Cost: $0)	8,284	0

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 4.0%

United States – 4.0%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.25%(c)

(Cost: $2,439,931)	2,439,931	2,439,931

TOTAL INVESTMENTS IN SECURITIES – 103.2% (Cost: $64,332,298)		62,698,108

Other Assets less Liabilities – (3.2)%		(1,926,575)

NET ASSETS – 100.0%		$60,771,533
*	Non-income producing security.

†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $0, which represents 0.0% of net assets.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)

Security, or portion thereof, was on loan at March 31, 2022 (See Note 2). At March 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $2,970,630 and the total market value of the collateral held by the Fund was $3,132,931. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $693,000.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2022.

See Notes to Financial Statements.

WisdomTree Trust	17

Schedule of Investments (concluded)

WisdomTree Europe Hedged SmallCap Equity Fund (EUSC)

March 31, 2022

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America NA	4/5/2022	13,769,281	EUR	15,320,170	USD	$645	$—
Bank of America NA	4/5/2022	14,882,451	USD	13,232,539	EUR	158,859	—
Bank of America NA	5/4/2022	15,349,528	USD	13,783,960	EUR	—	(817)
Barclays Bank PLC	4/5/2022	13,768,923	EUR	15,320,171	USD	246	—
Barclays Bank PLC	5/4/2022	15,349,526	USD	13,783,549	EUR	—	(362)
Citibank NA	4/5/2022	14,882,451	USD	13,232,303	EUR	159,120	—
Goldman Sachs	4/5/2022	14,882,451	USD	13,232,598	EUR	158,793	—
JP Morgan Chase Bank NA	4/5/2022	13,768,860	EUR	15,320,170	USD	177	—
JP Morgan Chase Bank NA	4/5/2022	14,882,451	USD	13,231,903	EUR	159,565	—
JP Morgan Chase Bank NA	4/5/2022	1,750,877	USD	1,569,670	EUR	4,336	—
JP Morgan Chase Bank NA	5/4/2022	15,349,528	USD	13,783,539	EUR	—	(348)
UBS AG	4/5/2022	13,769,219	EUR	15,320,170	USD	576	—
UBS AG	5/4/2022	15,349,528	USD	13,783,836	EUR	—	(679)
						$642,317	$(2,206)

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Assets:
Investments in Securities
Common Stocks	$60,258,177	$—	$—		$60,258,177
Rights	—	—	0	*	0
Investment of Cash Collateral for Securities Loaned	—	2,439,931	—		2,439,931
Total Investments in Securities	$60,258,177	$2,439,931	$0		$62,698,108
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$642,317	$—		$642,317
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(2,206)	$—		$(2,206)
Total – Net	$60,258,177	$3,080,042	$0		$63,338,219
*	Securities are being fair valued using significant unobservable inputs by the Pricing Committee.

[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

18	WisdomTree Trust

Schedule of Investments

WisdomTree Germany Hedged Equity Fund (DXGE)

March 31, 2022

Investments	Shares	Value

COMMON STOCKS – 98.8%

Germany – 98.8%

Aerospace & Defense – 1.5%

Hensoldt AG	579	$17,072

Rheinmetall AG	1,711	365,709

Total Aerospace & Defense		382,781

Air Freight & Logistics – 4.8%

Deutsche Post AG, Registered Shares	25,231	1,222,591

Auto Components – 0.7%

Hella GmbH & Co. KGaA	2,606	168,871

Automobiles – 10.5%

Bayerische Motoren Werke AG	8,460	739,864

Mercedes-Benz Group AG, Registered Shares	16,306	1,157,697

Volkswagen AG	3,057	769,390

Total Automobiles		2,666,951

Capital Markets – 3.2%

Deutsche Boerse AG	2,892	524,499

DWS Group GmbH & Co. KGaA(a)	7,925	293,278

Total Capital Markets		817,777

Chemicals – 9.4%

BASF SE	22,161	1,276,269

Covestro AG(a)	4,180	213,196

Evonik Industries AG	14,143	396,238

LANXESS AG	2,383	105,766

Symrise AG	1,444	174,886

Wacker Chemie AG	1,205	207,480

Total Chemicals		2,373,835

Commercial Services & Supplies – 0.7%

Bilfinger SE	4,612	177,346

Construction & Engineering – 1.0%

Hochtief AG	3,603	245,343

Construction Materials – 1.2%

HeidelbergCement AG	5,323	305,963

Diversified Financial Services – 0.0%

GRENKE AG	224	6,306

Diversified Telecommunication Services – 7.6%

Deutsche Telekom AG, Registered Shares	85,819	1,616,778

Vantage Towers AG	8,617	307,670

Total Diversified Telecommunication Services		1,924,448

Electrical Equipment – 0.4%

Varta AG(b)	1,151	115,131

Electronic Equipment, Instruments & Components – 0.0%

Jenoptik AG	280	8,561

Food & Staples Retailing – 0.7%

METRO AG*	19,247	172,735

Food Products – 0.1%

Suedzucker AG	1,821	23,706

Health Care Equipment & Supplies – 2.6%

Carl Zeiss Meditec AG, Bearer Shares	157	25,670

Eckert & Ziegler Strahlen – und Medizintechnik AG	68	4,404

Siemens Healthineers AG(a)	10,204	638,520

Total Health Care Equipment & Supplies		668,594

Health Care Providers & Services – 1.4%

Fresenius SE & Co. KGaA	9,446	350,459

Health Care Technology – 0.1%

CompuGroup Medical SE & Co. KgaA	228	14,054

Household Products – 1.3%

Henkel AG & Co. KGaA	5,070	338,186

Independent Power & Renewable Electricity Producers – 0.1%

Encavis AG	1,473	31,156

Industrial Conglomerates – 5.5%

Siemens AG, Registered Shares	9,937	1,389,348

Insurance – 14.1%

Allianz SE, Registered Shares	7,278	1,753,594

Hannover Rueck SE	3,547	609,153

Muenchener Rueckversicherungs – Gesellschaft AG in Muenchen, Registered Shares	3,495	944,957

Talanx AG	5,900	262,717

Total Insurance		3,570,421

IT Services – 0.2%

Bechtle AG	527	30,022

CANCOM SE	300	18,859

Total IT Services		48,881

Life Sciences Tools & Services – 0.1%

Gerresheimer AG	305	22,500

Machinery – 2.2%

Duerr AG	324	9,669

GEA Group AG	5,394	223,921

KION Group AG	351	23,432

Knorr-Bremse AG	2,554	197,897

NORMA Group SE	391	11,337

Traton SE	4,256	79,887

Wacker Neuson SE	936	21,162

Total Machinery		567,305

Marine – 3.2%

Hapag-Lloyd AG(a)	2,343	825,357

Media – 0.7%

ProSiebenSat.1 Media SE	13,118	169,165

Metals & Mining – 0.2%

Aurubis AG	506	61,058

Multi-Utilities – 7.1%

E.ON SE	106,113	1,244,659

RWE AG	12,698	558,497

Total Multi-Utilities		1,803,156

See Notes to Financial Statements.

WisdomTree Trust	19

Schedule of Investments (continued)

WisdomTree Germany Hedged Equity Fund (DXGE)

March 31, 2022

Investments	Shares	Value

Oil, Gas & Consumable Fuels – 0.1%

CropEnergies AG	1,649	$21,907

Personal Products – 0.8%

Beiersdorf AG	1,996	211,425

Pharmaceuticals – 7.8%

Bayer AG, Registered Shares	24,968	1,725,179

Merck KGaA	1,231	260,032

Total Pharmaceuticals		1,985,211

Real Estate Management & Development – 0.1%

PATRIZIA AG	722	13,705

Semiconductors & Semiconductor Equipment – 0.9%

AIXTRON SE	388	8,632

Infineon Technologies AG	6,525	224,952

Total Semiconductors & Semiconductor Equipment		233,584

Software – 5.0%

Nemetschek SE	204	19,929

SAP SE	10,799	1,215,008

Software AG	920	31,958

Total Software		1,266,895

Specialty Retail – 0.7%

Fielmann AG	2,625	144,283

Hornbach Holding AG & Co. KGaA	179	22,725

Total Specialty Retail		167,008

Textiles, Apparel & Luxury Goods – 1.5%

adidas AG	1,564	368,745

Puma SE	142	12,235

Total Textiles, Apparel & Luxury Goods		380,980

Thrifts & Mortgage Finance – 0.1%

Aareal Bank AG	559	17,726

Trading Companies & Distributors – 1.1%

Brenntag SE	3,299	269,204

Transportation Infrastructure – 0.1%

Hamburger Hafen und Logistik AG	1,039	18,670
TOTAL COMMON STOCKS (Cost: $24,872,626)		25,058,300

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.5%

United States – 0.5%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.25%(c)
(Cost: $120,280)	120,280	120,280

TOTAL INVESTMENTS IN SECURITIES – 99.3% (Cost: $24,992,906)		25,178,580

Other Assets less Liabilities – 0.7%		176,774

NET ASSETS – 100.0%		$25,355,354
*	Non-income producing security.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)

Security, or portion thereof, was on loan at March 31, 2022 (See Note 2). At March 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $115,131 and the total market value of the collateral held by the Fund was $120,280.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2022.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America NA	4/5/2022	5,750,467	EUR	6,398,165	USD	$269	$—
Bank of America NA	4/5/2022	7,251,253	USD	6,447,358	EUR	77,401	—
Bank of America NA	5/4/2022	6,418,081	USD	5,763,472	EUR	—	(342)
Barclays Bank PLC	4/5/2022	5,750,316	EUR	6,398,164	USD	103	—
Barclays Bank PLC	5/4/2022	6,418,082	USD	5,763,302	EUR	—	(151)
Citibank NA	4/5/2022	7,251,254	USD	6,447,244	EUR	77,529	—
Goldman Sachs	4/5/2022	7,251,253	USD	6,447,386	EUR	77,370	—
HSBC Holdings PLC	4/5/2022	1,539,932	EUR	1,706,177	USD	7,276	—
JP Morgan Chase Bank NA	4/5/2022	5,750,291	EUR	6,398,165	USD	74	—
JP Morgan Chase Bank NA	4/5/2022	7,251,253	USD	6,447,048	EUR	77,746	—
JP Morgan Chase Bank NA	5/4/2022	6,418,081	USD	5,763,296	EUR	—	(146)
UBS AG	4/5/2022	1,540,918	EUR	1,706,177	USD	8,373	—
UBS AG	4/5/2022	5,750,441	EUR	6,398,165	USD	241	—
UBS AG	5/4/2022	6,418,081	USD	5,763,420	EUR	—	(284)
						$326,382	$(923)

See Notes to Financial Statements.

20	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Germany Hedged Equity Fund (DXGE)

March 31, 2022

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$25,058,300	$—	$—	$25,058,300
Investment of Cash Collateral for Securities Loaned	—	120,280	—	120,280
Total Investments in Securities	$25,058,300	$120,280	$—	$25,178,580
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$326,382	$—	$326,382
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(923)	$—	$(923)
Total – Net	$25,058,300	$445,739	$—	$25,504,039
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	21

Schedule of Investments

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

March 31, 2022

Investments	Shares	Value

COMMON STOCKS – 98.3%

Australia – 10.3%

ARB Corp. Ltd.	18,870	$588,639

Aristocrat Leisure Ltd.	57,886	1,595,330

Beach Energy Ltd.(a)	864,240	1,009,196

BHP Group Ltd.	1,732,020	67,309,156

carsales.com Ltd.	124,901	1,962,178

Cochlear Ltd.	17,814	3,014,334

Coles Group Ltd.	985,192	13,250,350

CSL Ltd.	96,954	19,523,353

Domino’s Pizza Enterprises Ltd.(a)	23,276	1,535,540

Eagers Automotive Ltd.(a)	156,972	1,683,299

Evolution Mining Ltd.	1,016,296	3,358,024

Netwealth Group Ltd.	79,803	897,722

OZ Minerals Ltd.	78,455	1,571,283

Pro Medicus Ltd.(a)	9,027	332,095

REA Group Ltd.	23,611	2,401,975

Technology One Ltd.	109,143	940,911

WiseTech Global Ltd.	11,915	457,042

Total Australia		121,430,427

Belgium – 0.2%

Melexis NV	21,717	2,029,728

China – 1.1%

Beijing Tong Ren Tang Chinese Medicine Co. Ltd.(a)	543,500	753,685

BYD Electronic International Co. Ltd.(a)	535,500	1,080,382

China Nonferrous Mining Corp. Ltd.	2,489,500	1,252,475

Lenovo Group Ltd.(a)	9,450,600	10,281,573

Total China		13,368,115

Denmark – 7.6%

Alten SA	8,034	1,229,117

AP Moller – Maersk A/S, Class B	3,028	9,226,198

Coloplast A/S, Class B	73,700	11,294,195

DSV A/S	13,289	2,585,107

GN Store Nord A/S	19,147	952,861

Novo Nordisk A/S, Class B	515,607	57,758,843

Royal Unibrew A/S	23,354	2,209,169

SimCorp A/S	14,923	1,109,401

Vestas Wind Systems A/S	120,481	3,599,823

Total Denmark		89,964,714

Finland – 2.3%

Kesko Oyj, Class A	47,065	1,225,385

Kesko Oyj, Class B	174,784	4,863,781

Neste Oyj	257,745	11,895,636

Nokian Renkaat Oyj	97,199	1,597,894

Orion Oyj, Class B(a)	101,871	4,664,221

Tokmanni Group Corp.	32,553	545,113

Uponor Oyj	15,931	325,265

Valmet Oyj(a)	78,272	2,456,791

Total Finland		27,574,086

France – 10.1%

Arkema SA	39,087	4,729,555

BioMerieux	16,020	1,724,357

Bureau Veritas SA	134,578	3,884,210

Cie Generale des Etablissements Michelin SCA	61,359	8,393,933

Hermes International	7,223	10,379,363

Kering SA	29,018	18,587,560

La Francaise des Jeux SAEM(b)	77,552	3,102,926

LVMH Moet Hennessy Louis Vuitton SE	79,104	57,156,998

Sartorius Stedim Biotech	2,630	1,090,036

SEB SA	21,406	3,015,282

Teleperformance	9,081	3,499,007

Trigano SA	8,391	1,232,385

Verallia SA(b)	64,635	1,549,074

Total France		118,344,686

Germany – 6.5%

adidas AG	40,358	9,515,230

Covestro AG(b)	104,207	5,314,962

Dermapharm Holding SE	14,599	937,255

Deutsche Post AG, Registered Shares	588,048	28,494,407

Eckert & Ziegler Strahlen – und Medizintechnik AG	161	10,426

Fielmann AG	45,172	2,482,875

Hamburger Hafen und Logistik AG	50,578	908,851

Hapag-Lloyd AG(a)(b)	63,908	22,512,557

Instone Real Estate Group SE(b)	17,640	332,484

Knorr-Bremse AG	42,943	3,327,437

Nemetschek SE	9,123	891,232

Varta AG(a)	16,047	1,605,137

VERBIO Vereinigte BioEnergie AG	3,890	303,407

Total Germany		76,636,260

Hong Kong – 0.6%

Techtronic Industries Co. Ltd.	422,500	6,846,190

Vitasoy International Holdings Ltd.	340,000	645,146

Total Hong Kong		7,491,336

Ireland – 0.1%

Kingspan Group PLC	14,414	1,428,000

Israel – 0.7%

Altshuler Shaham Provident Funds & Pension Ltd.	114,553	538,439

AudioCodes Ltd.	12,984	328,338

Delek Automotive Systems Ltd.	213,223	3,291,969

Hilan Ltd.	10,044	622,862

Matrix IT Ltd.	3,288	86,032

Maytronics Ltd.	24,365	477,795

One Software Technologies Ltd.	33,579	584,509

Strauss Group Ltd.	92,257	2,755,640

Total Israel		8,685,584

Italy – 1.5%

Amplifon SpA	22,174	1,000,199

Carel Industries SpA(b)	7,939	205,375

De’ Longhi SpA	46,808	1,288,482

DiaSorin SpA	5,496	867,736

Ferrari NV	20,666	4,568,914

Gruppo MutuiOnline SpA	7,926	285,731

See Notes to Financial Statements.

22	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

March 31, 2022

Investments	Shares	Value

GVS SpA(b)	46,641	$427,616

Moncler SpA	36,694	2,071,592

RAI Way SpA(b)	273,436	1,725,033

Recordati Industria Chimica e Farmaceutica SpA	90,163	4,578,600

Sesa SpA	454	75,266

Technogym SpA(b)	97,894	783,148

Tinexta SpA	975	28,770

Total Italy		17,906,462

Japan – 12.2%

Anritsu Corp.(a)	112,300	1,436,885

Asahi Holdings, Inc.(a)	47,100	878,941

Astellas Pharma, Inc.	959,300	15,103,788

BayCurrent Consulting, Inc.	1,600	590,566

Benefit One, Inc.(a)	18,800	401,170

BML, Inc.	32,800	835,032

Capcom Co. Ltd.	69,100	1,689,712

Cosmos Pharmaceutical Corp.	4,000	488,733

Cybozu, Inc.(a)	7,400	85,050

Daiwabo Holdings Co. Ltd.	72,400	983,626

Digital Arts, Inc.	1,300	79,473

Disco Corp.	18,591	5,269,046

DTS Corp.	62,500	1,378,991

eGuarantee, Inc.	5,800	98,009

eRex Co. Ltd.(a)	8,900	127,001

Fast Retailing Co. Ltd.	12,581	6,529,163

Fujimi, Inc.	11,600	642,241

Future Corp.	43,800	629,349

Goldwin, Inc.	9,900	506,521

Haseko Corp.	302,900	3,511,269

Hoya Corp.	38,000	4,392,503

Infocom Corp.(a)	47,400	827,132

Infomart Corp.	100	545

IR Japan Holdings Ltd.	2,400	86,113

Japan Lifeline Co. Ltd.(a)	114,700	970,520

Japan Material Co. Ltd.	48,500	695,283

JCR Pharmaceuticals Co. Ltd.	18,900	351,451

Kakaku.com, Inc.(a)	48,891	1,110,546

Kaken Pharmaceutical Co. Ltd.	54,200	1,737,079

Kanematsu Electronics Ltd.	51,400	1,624,049

Keyence Corp.	14,900	7,028,012

KH Neochem Co. Ltd.	31,200	709,728

Kobe Bussan Co. Ltd.(a)	21,700	674,913

Koei Tecmo Holdings Co. Ltd.(a)	62,200	2,057,532

Lasertec Corp.	5,600	958,978

M3, Inc.(a)	24,300	894,721

Maruwa Unyu Kikan Co. Ltd.	10,800	99,925

MCJ Co. Ltd.	94,000	721,022

Meitec Corp.	21,300	1,167,003

Milbon Co. Ltd.	11,000	496,643

MonotaRO Co. Ltd.	43,400	941,838

Nihon M&A Center Holdings, Inc.	21,600	307,338

Nippon Shinyaku Co. Ltd.	19,500	1,338,290

Nissan Chemical Corp.	53,068	3,161,126

Nomura Research Institute Ltd.	104,900	3,474,340

NSD Co. Ltd.	69,100	1,247,928

Olympus Corp.	143,400	2,763,441

Otsuka Corp.	94,700	3,390,084

Recruit Holdings Co. Ltd.	116,200	5,183,166

Seria Co. Ltd.	37,800	863,600

Shionogi & Co. Ltd.	103,600	6,427,254

Solasto Corp.	61,800	503,056

Sysmex Corp.	21,436	1,575,888

Systena Corp.(a)	124,200	441,032

Taiyo Yuden Co. Ltd.(a)	35,900	1,641,565

TechnoPro Holdings, Inc.	37,800	1,037,067

Toei Animation Co. Ltd.	8,000	670,319

Tokyo Electron Ltd.	65,358	34,058,855

Trend Micro, Inc.	57,200	3,374,270

UT Group Co. Ltd.	6,500	166,282

West Holdings Corp.(a)	7,500	299,073

Workman Co. Ltd.(a)	17,700	730,604

ZOZO, Inc.	62,200	1,683,436

Total Japan		143,148,116

Netherlands – 3.9%

ASM International NV	8,953	3,308,233

ASML Holding NV	37,067	25,157,991

BE Semiconductor Industries NV	36,845	3,191,917

Randstad NV(a)	163,891	9,963,788

Signify NV(b)	82,724	3,905,380

Total Netherlands		45,527,309

Norway – 0.9%

AF Gruppen ASA	72,207	1,651,578

Aker BP ASA	221,455	8,372,944

Tomra Systems ASA	20,572	1,061,773

Total Norway		11,086,295

Portugal – 0.5%

Altri SGPS SA	201,936	1,361,586

Jeronimo Martins SGPS SA	196,820	4,758,692

Total Portugal		6,120,278

Singapore – 0.7%

iFAST Corp. Ltd.(a)	10,400	46,569

Japfa Ltd.(a)	1,694,600	870,246

Sheng Siong Group Ltd.	2,229,300	2,503,813

Singapore Exchange Ltd.	589,900	4,345,737

Total Singapore		7,766,365

Spain – 2.8%

Cie Automotive SA	67,557	1,552,956

Faes Farma SA	281,984	1,153,971

Industria de Diseno Textil SA	1,326,471	29,193,269

Laboratorios Farmaceuticos Rovi SA	9,592	717,195

Total Spain		32,617,391

Sweden – 6.0%

AddLife AB, Class B	17,308	488,815

Assa Abloy AB, Class B	310,580	8,494,843

See Notes to Financial Statements.

WisdomTree Trust	23

Schedule of Investments (continued)

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

March 31, 2022

Investments	Shares	Value

Atlas Copco AB, Class A	201,788	$10,646,518

Atlas Copco AB, Class B	118,964	5,482,653

Bilia AB, Class A	90,834	1,310,940

Epiroc AB, Class A	173,831	3,771,555

Epiroc AB, Class B	92,103	1,685,534

EQT AB	114,344	4,565,466

Evolution AB(b)	20,680	2,148,240

Hexpol AB	186,971	1,852,978

Husqvarna AB, Class B(a)	228,067	2,414,436

Indutrade AB	55,570	1,420,942

JM AB(a)	52,910	1,703,221

Lagercrantz Group AB, Class B	64,132	734,950

Lifco AB, Class B	43,836	1,133,130

Mycronic AB	28,247	533,454

Nibe Industrier AB, Class B	97,094	1,094,462

Nolato AB, Class B	53,793	404,051

Nordnet AB publ	55,736	1,016,709

Paradox Interactive AB(a)	31,937	615,821

Samhallsbyggnadsbolaget i Norden AB(a)	496,954	2,252,968

Sandvik AB(a)	485,049	10,461,494

SKF AB, Class B(a)	262,877	4,342,545

Thule Group AB(b)	35,096	1,412,215

Total Sweden		69,987,940

Switzerland – 11.2%

Coca-Cola HBC AG*	171,327	3,608,117

EMS-Chemie Holding AG, Registered Shares	9,083	8,897,935

Kuehne + Nagel International AG, Registered Shares	34,271	9,798,098

Logitech International SA, Registered Shares	39,044	2,935,990

Partners Group Holding AG	10,545	13,217,775

Roche Holding AG	142,982	56,936,435

Roche Holding AG, Bearer Shares	33,328	14,667,579

Schindler Holding AG, Participation Certificate	6,833	1,477,606

Schindler Holding AG, Registered Shares	27,656	5,947,430

SFS Group AG	12,009	1,680,803

Sonova Holding AG, Registered Shares	10,567	4,450,714

STMicroelectronics NV	70,059	3,087,646

Straumann Holding AG, Registered Shares	1,115	1,801,084

Temenos AG, Registered Shares	9,685	936,664

VAT Group AG(b)	6,007	2,313,372

Total Switzerland		131,757,248

United Kingdom – 19.1%

Alpha FX Group PLC	2,284	62,250

Anglo American PLC	1,236,616	64,679,890

Antofagasta PLC	515,611	11,357,654

Ashtead Group PLC	52,356	3,331,607

Bellway PLC	40,518	1,297,425

Burberry Group PLC	102,472	2,258,558

Clipper Logistics PLC	8,616	100,056

Computacenter PLC	36,076	1,397,435

Croda International PLC	28,156	2,921,243

Diageo PLC	648,357	32,981,137

Dunelm Group PLC(a)	73,456	1,055,170

Electrocomponents PLC	64,038	913,982

EMIS Group PLC	20,021	351,651

Ferrexpo PLC	1,047,187	2,571,423

Fresnillo PLC	402,694	3,891,721

Games Workshop Group PLC	7,317	699,905

Hikma Pharmaceuticals PLC	58,842	1,596,746

Howden Joinery Group PLC	88,343	893,081

IMI PLC	92,903	1,667,232

Impax Asset Management Group PLC	32,233	420,152

Intertek Group PLC	39,081	2,688,062

Kainos Group PLC	16,256	283,168

Polar Capital Holdings PLC	85,819	701,691

RELX PLC	564,140	17,700,333

Rightmove PLC	156,560	1,304,421

Rio Tinto PLC	741,584	59,375,306

Softcat PLC	46,449	1,042,117

Spirax-Sarco Engineering PLC	8,457	1,395,761

Synthomer PLC	95,948	386,064

Taylor Wimpey PLC	2,558,906	4,403,525

Vivo Energy PLC(b)	654,290	1,176,770

Total United Kingdom		224,905,536
TOTAL COMMON STOCKS (Cost: $1,064,178,574)		1,157,775,876

EXCHANGE-TRADED FUND – 0.1%

United States – 0.1%

WisdomTree International Quality Dividend Growth Fund(c)
(Cost: $882,631)	30,722	1,121,046

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 2.3%

United States – 2.3%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.25%(d)
(Cost: $26,747,300)	26,747,300	26,747,300

TOTAL INVESTMENTS IN SECURITIES – 100.7% (Cost: $1,091,808,505)		1,185,644,222

Other Assets less Liabilities – (0.7)%		(8,551,661)

NET ASSETS – 100.0%		$1,177,092,561
*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2022 (See Note 2). At March 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $48,372,496 and the total market value of the collateral held by the Fund was $51,170,882. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $24,423,582.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(d)	Rate shown represents annualized 7-day yield as of March 31, 2022.

See Notes to Financial Statements.

24	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

March 31, 2022

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2022 were as follows:

Affiliate	Value at 3/31/2021	Purchases/ Additions	Sales/ Reductions	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2022	Dividend Income
WisdomTree International Quality Dividend Growth Fund	$1,615,390	$—	$481,935	$110,708	$(123,117)	$1,121,046	$33,146

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation

Bank of America NA	4/5/2022	35,227,737	AUD	26,454,234	USD	$314	$—

Bank of America NA	4/5/2022	27,721,622	CHF	30,123,586	USD	1,365	—

Bank of America NA	4/5/2022	138,613,780	DKK	20,733,650	USD	855	—

Bank of America NA	4/5/2022	76,977,971	EUR	85,648,308	USD	3,606	—

Bank of America NA	4/5/2022	41,974,309	GBP	55,266,271	USD	—	(1,269)

Bank of America NA	4/5/2022	6,774,265	ILS	2,122,731	USD	57	—

Bank of America NA	4/5/2022	4,368,418,396	JPY	35,990,555	USD	1,106	—

Bank of America NA	4/5/2022	21,062,749	NOK	2,408,787	USD	8	—

Bank of America NA	4/5/2022	160,174,684	SEK	17,186,975	USD	528	—

Bank of America NA	4/5/2022	2,404,233	SGD	1,776,479	USD	15	—

Bank of America NA	4/5/2022	25,943,844	USD	35,738,867	AUD	—	(894,540)

Bank of America NA	4/5/2022	29,542,402	USD	27,064,179	CHF	131,891	—

Bank of America NA	4/5/2022	20,333,629	USD	134,490,059	DKK	215,970	—

Bank of America NA	4/5/2022	83,995,868	USD	74,683,839	EUR	896,591	—

Bank of America NA	4/5/2022	54,200,001	USD	40,382,968	GBP	1,030,219	—

Bank of America NA	4/5/2022	2,081,777	USD	6,668,352	ILS	—	(7,822)

Bank of America NA	4/5/2022	35,296,178	USD	4,062,247,714	JPY	1,827,076	—

Bank of America NA	4/5/2022	2,362,313	USD	20,777,974	NOK	—	(13,914)

Bank of America NA	4/5/2022	16,855,381	USD	158,944,372	SEK	—	(200,104)

Bank of America NA	4/5/2022	1,742,206	USD	2,365,341	SGD	—	(5,550)

Bank of America NA	4/6/2022	42,133,642	HKD	5,380,171	USD	12	—

Bank of America NA	4/6/2022	5,276,370	USD	41,228,062	HKD	11,824	—

Bank of America NA	5/4/2022	30,434,187	USD	40,514,956	AUD	—	(1,327)

Bank of America NA	5/4/2022	31,942,100	USD	29,367,024	CHF	—	(2,397)

Bank of America NA	5/4/2022	22,646,857	USD	151,279,872	DKK	—	(1,583)

Bank of America NA	5/4/2022	86,042,231	USD	77,266,392	EUR	—	(4,580)

Bank of America NA	5/4/2022	2,158,241	USD	6,885,430	ILS	—	(390)

Bank of America NA	5/4/2022	2,897,327	USD	25,344,834	NOK	—	(63)

Bank of America NA	5/4/2022	17,872,478	USD	166,478,361	SEK	—	(871)

Bank of America NA	5/5/2022	57,951,375	USD	44,022,351	GBP	340	—

Bank of America NA	5/5/2022	5,299,249	USD	41,489,013	HKD	—	(26)

Bank of America NA	5/6/2022	1,886,335	USD	2,553,249	SGD	—	(35)

Bank of America NA	5/9/2022	36,346,889	USD	4,408,834,019	JPY	—	(1,504)

Barclays Bank PLC	4/5/2022	35,227,267	AUD	26,454,233	USD	—	(39)

Barclays Bank PLC	4/5/2022	27,720,596	CHF	30,123,584	USD	252	—

Barclays Bank PLC	4/5/2022	138,608,791	DKK	20,733,648	USD	110	—

Barclays Bank PLC	4/5/2022	76,975,964	EUR	85,648,307	USD	1,374	—

Barclays Bank PLC	4/5/2022	41,975,870	GBP	55,266,270	USD	788	—

Barclays Bank PLC	4/5/2022	6,773,368	ILS	2,122,732	USD	—	(225)

See Notes to Financial Statements.

WisdomTree Trust	25

Schedule of Investments (continued)

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

March 31, 2022

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation

Barclays Bank PLC	4/5/2022	4,368,346,172	JPY	35,990,553	USD	$513	$—

Barclays Bank PLC	4/5/2022	21,062,900	NOK	2,408,785	USD	27	—

Barclays Bank PLC	4/5/2022	160,171,779	SEK	17,186,975	USD	216	—

Barclays Bank PLC	4/5/2022	2,404,253	SGD	1,776,480	USD	28	—

Barclays Bank PLC	4/6/2022	42,132,673	HKD	5,380,171	USD	—	(112)

Barclays Bank PLC	5/4/2022	30,434,188	USD	40,515,227	AUD	—	(1,530)

Barclays Bank PLC	5/4/2022	31,942,099	USD	29,365,777	CHF	—	(1,042)

Barclays Bank PLC	5/4/2022	22,646,855	USD	151,282,124	DKK	—	(1,922)

Barclays Bank PLC	5/4/2022	86,042,232	USD	77,264,103	EUR	—	(2,030)

Barclays Bank PLC	5/4/2022	2,158,242	USD	6,886,298	ILS	—	(662)

Barclays Bank PLC	5/4/2022	2,897,325	USD	25,344,730	NOK	—	(53)

Barclays Bank PLC	5/4/2022	17,872,477	USD	166,478,370	SEK	—	(873)

Barclays Bank PLC	5/5/2022	57,951,375	USD	44,023,956	GBP	—	(1,773)

Barclays Bank PLC	5/5/2022	5,299,249	USD	41,489,055	HKD	—	(32)

Barclays Bank PLC	5/6/2022	1,886,334	USD	2,553,285	SGD	—	(63)

Barclays Bank PLC	5/9/2022	36,346,890	USD	4,408,714,195	JPY	—	(515)

Citibank NA	4/5/2022	25,943,844	USD	35,734,682	AUD	—	(891,398)

Citibank NA	4/5/2022	391,605	USD	534,159	AUD	—	(9,526)

Citibank NA	4/5/2022	29,542,400	USD	27,063,172	CHF	132,982	—

Citibank NA	4/5/2022	445,923	USD	412,373	CHF	—	(2,200)

Citibank NA	4/5/2022	20,333,627	USD	134,488,968	DKK	216,131	—

Citibank NA	4/5/2022	306,923	USD	2,098,381	DKK	—	(6,963)

Citibank NA	4/5/2022	83,995,867	USD	74,682,510	EUR	898,069	—

Citibank NA	4/5/2022	1,267,862	USD	1,164,644	EUR	—	(28,015)

Citibank NA	4/5/2022	54,200,001	USD	40,384,262	GBP	1,028,515	—

Citibank NA	4/5/2022	818,113	USD	622,822	GBP	—	(1,919)

Citibank NA	4/5/2022	2,081,776	USD	6,668,099	ILS	—	(7,744)

Citibank NA	4/5/2022	31,423	USD	103,176	ILS	—	(908)

Citibank NA	4/5/2022	35,296,176	USD	4,062,314,547	JPY	1,826,523	—

Citibank NA	4/5/2022	532,772	USD	61,437,775	JPY	26,582	—

Citibank NA	4/5/2022	2,362,312	USD	20,778,277	NOK	—	(13,950)

Citibank NA	4/5/2022	35,658	USD	322,553	NOK	—	(1,230)

Citibank NA	4/5/2022	16,855,381	USD	158,942,973	SEK	—	(199,954)

Citibank NA	4/5/2022	254,421	USD	2,534,621	SEK	—	(17,556)

Citibank NA	4/5/2022	1,742,204	USD	2,365,310	SGD	—	(5,530)

Citibank NA	4/5/2022	26,297	USD	35,815	SGD	—	(166)

Citibank NA	4/6/2022	5,276,369	USD	41,227,025	HKD	11,955	—

Citibank NA	4/6/2022	79,643	USD	622,472	HKD	158	—

Goldman Sachs	4/5/2022	671,691	AUD	503,874	USD	538	—

Goldman Sachs	4/5/2022	533,940	CHF	573,764	USD	6,466	—

Goldman Sachs	4/5/2022	2,673,857	DKK	394,914	USD	5,054	—

Goldman Sachs	4/5/2022	1,484,740	EUR	1,631,343	USD	20,698	—

Goldman Sachs	4/5/2022	797,846	GBP	1,052,656	USD	—	(2,182)

Goldman Sachs	4/5/2022	130,007	ILS	40,432	USD	307	—

Goldman Sachs	4/5/2022	83,602,849	JPY	685,512	USD	3,297	—

Goldman Sachs	4/5/2022	396,181	NOK	45,880	USD	—	(572)

Goldman Sachs	4/5/2022	3,087,105	SEK	327,360	USD	3,901	—

Goldman Sachs	4/5/2022	45,960	SGD	33,837	USD	123	—

Goldman Sachs	4/5/2022	25,943,844	USD	35,737,144	AUD	—	(893,247)

Goldman Sachs	4/5/2022	29,542,402	USD	27,062,583	CHF	133,624	—

See Notes to Financial Statements.

26	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

March 31, 2022

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation

Goldman Sachs	4/5/2022	20,333,629	USD	134,503,214	DKK	$214,002	$—

Goldman Sachs	4/5/2022	83,995,868	USD	74,684,171	EUR	896,222	—

Goldman Sachs	4/5/2022	54,200,001	USD	40,383,660	GBP	1,029,308	—

Goldman Sachs	4/5/2022	2,081,777	USD	6,669,218	ILS	—	(8,094)

Goldman Sachs	4/5/2022	35,296,178	USD	4,062,304,188	JPY	1,826,611	—

Goldman Sachs	4/5/2022	2,362,313	USD	20,780,908	NOK	—	(14,250)

Goldman Sachs	4/5/2022	16,855,381	USD	158,946,951	SEK	—	(200,380)

Goldman Sachs	4/5/2022	1,742,206	USD	2,365,398	SGD	—	(5,593)

Goldman Sachs	4/6/2022	802,108	HKD	102,476	USD	—	(52)

Goldman Sachs	4/6/2022	5,276,370	USD	41,230,072	HKD	11,567	—

JP Morgan Chase Bank NA	4/4/2022	659,320	HKD	84,190	USD	—	(1)

JP Morgan Chase Bank NA	4/5/2022	35,227,737	AUD	26,454,234	USD	314	—

JP Morgan Chase Bank NA	4/5/2022	27,720,658	CHF	30,123,586	USD	318	—

JP Morgan Chase Bank NA	4/5/2022	138,609,489	DKK	20,733,650	USD	213	—

JP Morgan Chase Bank NA	4/5/2022	76,975,619	EUR	85,648,308	USD	989	—

JP Morgan Chase Bank NA	4/5/2022	41,974,627	GBP	55,266,271	USD	—	(849)

JP Morgan Chase Bank NA	4/5/2022	6,774,210	ILS	2,122,731	USD	40	—

JP Morgan Chase Bank NA	4/5/2022	4,368,324,820	JPY	35,990,555	USD	335	—

JP Morgan Chase Bank NA	4/5/2022	21,062,838	NOK	2,408,787	USD	18	—

JP Morgan Chase Bank NA	4/5/2022	160,171,195	SEK	17,186,975	USD	154	—

JP Morgan Chase Bank NA	4/5/2022	2,404,226	SGD	1,776,479	USD	10	—

JP Morgan Chase Bank NA	4/5/2022	25,943,844	USD	35,733,206	AUD	—	(890,289)

JP Morgan Chase Bank NA	4/5/2022	587,408	USD	808,830	AUD	—	(19,989)

JP Morgan Chase Bank NA	4/5/2022	783,210	USD	1,083,311	AUD	—	(30,311)

JP Morgan Chase Bank NA	4/5/2022	391,605	USD	523,636	AUD	—	(1,624)

JP Morgan Chase Bank NA	4/5/2022	29,542,402	USD	27,062,317	CHF	133,913	—

JP Morgan Chase Bank NA	4/5/2022	668,885	USD	614,200	CHF	1,437	—

JP Morgan Chase Bank NA	4/5/2022	891,846	USD	834,028	CHF	—	(14,488)

JP Morgan Chase Bank NA	4/5/2022	445,923	USD	416,962	CHF	—	(7,188)

JP Morgan Chase Bank NA	4/5/2022	20,333,629	USD	134,484,691	DKK	216,773	—

JP Morgan Chase Bank NA	4/5/2022	460,384	USD	3,070,108	DKK	1,143	—

JP Morgan Chase Bank NA	4/5/2022	613,845	USD	4,157,247	DKK	—	(8,016)

JP Morgan Chase Bank NA	4/5/2022	306,923	USD	2,081,283	DKK	—	(4,405)

JP Morgan Chase Bank NA	4/5/2022	83,995,868	USD	74,680,253	EUR	900,581	—

JP Morgan Chase Bank NA	4/5/2022	1,901,793	USD	1,704,967	EUR	4,709	—

JP Morgan Chase Bank NA	4/5/2022	2,535,724	USD	2,307,914	EUR	—	(32,248)

JP Morgan Chase Bank NA	4/5/2022	1,267,862	USD	1,155,586	EUR	—	(17,937)

JP Morgan Chase Bank NA	4/5/2022	54,200,001	USD	40,379,809	GBP	1,034,378	—

JP Morgan Chase Bank NA	4/5/2022	1,227,170	USD	919,007	GBP	17,169	—

JP Morgan Chase Bank NA	4/5/2022	1,636,226	USD	1,254,102	GBP	—	(14,974)

JP Morgan Chase Bank NA	4/5/2022	818,113	USD	625,280	GBP	—	(5,155)

JP Morgan Chase Bank NA	4/5/2022	2,081,777	USD	6,668,398	ILS	—	(7,837)

JP Morgan Chase Bank NA	4/5/2022	47,135	USD	151,876	ILS	—	(457)

JP Morgan Chase Bank NA	4/5/2022	62,846	USD	206,077	ILS	—	(1,731)

JP Morgan Chase Bank NA	4/5/2022	31,423	USD	101,246	ILS	—	(303)

JP Morgan Chase Bank NA	4/5/2022	35,296,178	USD	4,062,177,122	JPY	1,827,658	—

JP Morgan Chase Bank NA	4/5/2022	799,159	USD	91,684,635	JPY	43,764	—

JP Morgan Chase Bank NA	4/5/2022	1,065,545	USD	125,699,573	JPY	29,899	—

JP Morgan Chase Bank NA	4/5/2022	532,772	USD	65,809,755	JPY	—	(9,439)

JP Morgan Chase Bank NA	4/5/2022	2,362,313	USD	20,778,378	NOK	—	(13,960)

See Notes to Financial Statements.

WisdomTree Trust	27

Schedule of Investments (continued)

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

March 31, 2022

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation

JP Morgan Chase Bank NA	4/5/2022	53,486	USD	473,318	NOK	$—	$(644)

JP Morgan Chase Bank NA	4/5/2022	71,315	USD	642,327	NOK	—	(2,143)

JP Morgan Chase Bank NA	4/5/2022	35,658	USD	311,766	NOK	4	—

JP Morgan Chase Bank NA	4/5/2022	16,855,381	USD	158,939,872	SEK	—	(199,621)

JP Morgan Chase Bank NA	4/5/2022	381,631	USD	3,654,753	SEK	—	(10,541)

JP Morgan Chase Bank NA	4/5/2022	508,842	USD	4,870,638	SEK	—	(13,801)

JP Morgan Chase Bank NA	4/5/2022	254,421	USD	2,424,010	SEK	—	(5,687)

JP Morgan Chase Bank NA	4/5/2022	1,742,206	USD	2,365,309	SGD	—	(5,527)

JP Morgan Chase Bank NA	4/5/2022	39,446	USD	53,551	SGD	—	(123)

JP Morgan Chase Bank NA	4/5/2022	52,595	USD	71,735	SGD	—	(410)

JP Morgan Chase Bank NA	4/5/2022	26,297	USD	35,798	SGD	—	(155)

JP Morgan Chase Bank NA	4/6/2022	42,133,217	HKD	5,380,171	USD	—	(42)

JP Morgan Chase Bank NA	4/6/2022	5,276,370	USD	41,227,392	HKD	11,909	—

JP Morgan Chase Bank NA	4/6/2022	119,465	USD	933,766	HKD	229	—

JP Morgan Chase Bank NA	4/6/2022	159,287	USD	1,246,997	HKD	54	—

JP Morgan Chase Bank NA	4/6/2022	79,643	USD	623,543	HKD	21	—

JP Morgan Chase Bank NA	5/4/2022	446,740	USD	594,696	AUD	—	(6)

JP Morgan Chase Bank NA	5/4/2022	30,434,187	USD	40,514,147	AUD	—	(720)

JP Morgan Chase Bank NA	5/4/2022	468,875	USD	431,041	CHF	2	—

JP Morgan Chase Bank NA	5/4/2022	31,942,100	USD	29,365,459	CHF	—	(695)

JP Morgan Chase Bank NA	5/4/2022	332,431	USD	2,220,554	DKK	—	(13)

JP Morgan Chase Bank NA	5/4/2022	22,646,857	USD	151,274,437	DKK	—	(770)

JP Morgan Chase Bank NA	5/4/2022	1,263,005	USD	1,134,119	EUR	6	—

JP Morgan Chase Bank NA	5/4/2022	86,042,231	USD	77,264,032	EUR	—	(1,953)

JP Morgan Chase Bank NA	5/4/2022	31,681	USD	101,057	ILS	—	(1)

JP Morgan Chase Bank NA	5/4/2022	2,158,241	USD	6,884,521	ILS	—	(106)

JP Morgan Chase Bank NA	5/4/2022	42,530	USD	372,037	NOK	—	(1)

JP Morgan Chase Bank NA	5/4/2022	2,897,327	USD	25,344,110	NOK	20	—

JP Morgan Chase Bank NA	5/4/2022	262,348	USD	2,443,609	SEK	—	(1)

JP Morgan Chase Bank NA	5/4/2022	17,872,478	USD	166,473,107	SEK	—	(307)

JP Morgan Chase Bank NA	5/5/2022	850,662	USD	646,204	GBP	—	(1)

JP Morgan Chase Bank NA	5/5/2022	57,951,375	USD	44,022,384	GBP	296	—

JP Morgan Chase Bank NA	5/5/2022	77,787	USD	609,031	HKD	—	(3)

JP Morgan Chase Bank NA	5/5/2022	5,299,249	USD	41,490,136	HKD	—	(170)

JP Morgan Chase Bank NA	5/6/2022	27,689	USD	37,478	SGD	—	(0)^

JP Morgan Chase Bank NA	5/6/2022	1,886,335	USD	2,553,241	SGD	—	(29)

JP Morgan Chase Bank NA	5/9/2022	533,532	USD	64,713,910	JPY	2	—

JP Morgan Chase Bank NA	5/9/2022	36,346,889	USD	4,408,703,170	JPY	—	(425)

Royal Bank of Canada	4/5/2022	391,605	USD	534,874	AUD	—	(10,063)

Royal Bank of Canada	4/5/2022	445,923	USD	409,915	CHF	470	—

Royal Bank of Canada	4/5/2022	306,923	USD	2,062,487	DKK	—	(1,594)

Royal Bank of Canada	4/5/2022	1,267,862	USD	1,145,124	EUR	—	(6,296)

Royal Bank of Canada	4/5/2022	818,113	USD	613,330	GBP	10,579	—

Royal Bank of Canada	4/5/2022	31,423	USD	101,916	ILS	—	(513)

Royal Bank of Canada	4/5/2022	532,772	USD	61,575,687	JPY	25,446	—

Royal Bank of Canada	4/5/2022	35,658	USD	318,201	NOK	—	(732)

Royal Bank of Canada	4/5/2022	254,421	USD	2,483,400	SEK	—	(12,060)

Royal Bank of Canada	4/5/2022	26,297	USD	35,722	SGD	—	(98)

Royal Bank of Canada	4/6/2022	79,643	USD	622,283	HKD	182	—

UBS AG	4/5/2022	35,227,503	AUD	26,454,234	USD	138	—

See Notes to Financial Statements.

28	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree International Hedged Quality Dividend Growth Fund (IHDG)

March 31, 2022

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation

UBS AG	4/5/2022	27,720,534	CHF	30,123,586	USD	$184	$—

UBS AG	4/5/2022	138,608,315	DKK	20,733,650	USD	37	—

UBS AG	4/5/2022	76,977,625	EUR	85,648,308	USD	3,221	—

UBS AG	4/5/2022	41,974,500	GBP	55,266,271	USD	—	(1,017)

UBS AG	4/5/2022	6,773,936	ILS	2,122,731	USD	—	(46)

UBS AG	4/5/2022	4,368,396,801	JPY	35,990,555	USD	928	—

UBS AG	4/5/2022	21,062,836	NOK	2,408,787	USD	18	—

UBS AG	4/5/2022	160,170,800	SEK	17,186,975	USD	111	—

UBS AG	4/5/2022	2,404,223	SGD	1,776,479	USD	7	—

UBS AG	4/6/2022	42,132,364	HKD	5,380,171	USD	—	(151)

UBS AG	5/4/2022	30,434,187	USD	40,514,902	AUD	—	(1,287)

UBS AG	5/4/2022	31,942,100	USD	29,366,225	CHF	—	(1,529)

UBS AG	5/4/2022	22,646,857	USD	151,279,963	DKK	—	(1,597)

UBS AG	5/4/2022	86,042,231	USD	77,265,698	EUR	—	(3,807)

UBS AG	5/4/2022	2,158,241	USD	6,883,509	ILS	212	—

UBS AG	5/4/2022	2,897,327	USD	25,344,620	NOK	—	(39)

UBS AG	5/4/2022	17,872,478	USD	166,476,288	SEK	—	(649)

UBS AG	5/5/2022	57,951,375	USD	44,023,154	GBP	—	(717)

UBS AG	5/5/2022	5,299,249	USD	41,488,870	HKD	—	(8)

UBS AG	5/6/2022	1,886,335	USD	2,553,292	SGD	—	(67)
UBS AG	5/9/2022	36,346,889	USD	4,408,790,403	JPY	—	(1,145)
						$16,685,609	$(4,826,786)
^	Amount represents less than $1.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$1,157,775,876	$—	$—	$1,157,775,876
Exchange-Traded Fund	1,121,046	—	—	1,121,046
Investment of Cash Collateral for Securities Loaned	—	26,747,300	—	26,747,300
Total Investments in Securities	$1,158,896,922	$26,747,300	$—	$1,185,644,222
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$16,685,609	$—	$16,685,609
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(4,826,786)	$—	$(4,826,786)
Total – Net	$1,158,896,922	$38,606,123	$—	$1,197,503,045
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	29

Schedule of Investments

WisdomTree Japan Hedged Equity Fund (DXJ)

March 31, 2022

Investments	Shares	Value

COMMON STOCKS – 99.0%

Japan – 99.0%

Air Freight & Logistics – 0.1%

Kintetsu World Express, Inc.	54,200	$1,399,934

Mitsui-Soko Holdings Co. Ltd.	21,600	446,860

Total Air Freight & Logistics		1,846,794

Auto Components – 4.7%

Aisan Industry Co. Ltd.	58,400	351,242

Aisin Corp.	267,508	9,245,694

Bridgestone Corp.	493,485	19,345,019

Daikyonishikawa Corp.	106,800	475,156

Denso Corp.	331,279	21,452,959

Eagle Industry Co. Ltd.	77,900	626,409

Exedy Corp.	53,900	699,423

FCC Co. Ltd.	34,700	383,951

FuKoKu Co. Ltd.	32,100	244,899

Furukawa Battery Co. Ltd.(a)	15,000	158,682

Futaba Industrial Co. Ltd.	51,300	153,847

G-Tekt Corp.	34,900	367,187

H-One Co. Ltd.	43,000	215,399

JTEKT Corp.	135,478	1,076,011

Koito Manufacturing Co. Ltd.	34,701	1,422,348

KYB Corp.	22,100	541,689

Musashi Seimitsu Industry Co. Ltd.	36,500	454,690

NGK Spark Plug Co. Ltd.	210,564	3,429,743

NHK Spring Co. Ltd.	175,700	1,281,108

Nifco, Inc.	38,790	891,651

NOK Corp.	125,800	1,188,816

Pacific Industrial Co. Ltd.	58,700	458,477

Press Kogyo Co. Ltd.	141,700	441,298

Riken Corp.	12,200	245,558

Sanoh Industrial Co. Ltd.	28,900	166,674

Shoei Co. Ltd.	14,000	528,857

Stanley Electric Co. Ltd.	70,607	1,351,931

Sumitomo Electric Industries Ltd.	508,883	6,129,656

Sumitomo Riko Co. Ltd.	58,500	289,668

Sumitomo Rubber Industries Ltd.	405,291	3,753,220

Suncall Corp.(a)	60,100	245,104

Tachi-S Co. Ltd.	24,100	197,565

Taiho Kogyo Co. Ltd.(a)	20,300	118,079

Tokai Rika Co. Ltd.	73,714	914,023

Topre Corp.	43,800	424,016

Toyo Tire Corp.	89,400	1,151,244

Toyoda Gosei Co. Ltd.	92,200	1,539,009

Toyota Boshoku Corp.	207,536	3,423,168

TPR Co. Ltd.	38,494	412,611

TS Tech Co. Ltd.	111,964	1,268,387

Yokohama Rubber Co. Ltd.	192,300	2,680,713

Yorozu Corp.(a)	20,500	150,150

Total Auto Components		89,895,331

Automobiles – 9.2%

Honda Motor Co. Ltd.	1,397,847	40,158,949

Isuzu Motors Ltd.	600,800	7,860,518

Subaru Corp.	458,367	7,356,531

Suzuki Motor Corp.	226,436	7,859,731

Toyota Motor Corp.	5,637,750	103,232,951

Yamaha Motor Co. Ltd.	437,500	9,934,089

Total Automobiles		176,402,769

Banks – 9.3%

Mitsubishi UFJ Financial Group, Inc.	13,376,522	83,791,305

Mizuho Financial Group, Inc.	3,032,364	39,149,037

Sumitomo Mitsui Financial Group, Inc.	1,705,100	54,886,309

Total Banks		177,826,651

Beverages – 1.4%

Asahi Group Holdings Ltd.	261,800	9,622,161

Kirin Holdings Co. Ltd.	725,945	10,939,266

Suntory Beverage & Food Ltd.	134,400	5,160,074

Takara Holdings, Inc.	69,200	627,718

Total Beverages		26,349,219

Biotechnology – 0.0%

Takara Bio, Inc.	34,000	627,757

Building Products – 1.5%

AGC, Inc.	204,147	8,249,978

Aica Kogyo Co. Ltd.	52,400	1,290,411

Central Glass Co. Ltd.	31,900	548,509

Daikin Industries Ltd.	46,649	8,613,010

Lixil Corp.	197,700	3,730,035

Nihon Flush Co. Ltd.	17,600	142,975

Noritz Corp.	35,800	432,992

Okabe Co. Ltd.	93,100	529,260

Sanwa Holdings Corp.	195,631	2,005,067

TOTO Ltd.	58,800	2,393,178

Total Building Products		27,935,415

Capital Markets – 0.4%

Monex Group, Inc.(a)	70,000	378,332

SBI Holdings, Inc.	240,300	6,137,425

Sparx Group Co. Ltd.(a)	219,600	495,740

Total Capital Markets		7,011,497

Chemicals – 6.2%

ADEKA Corp.	80,000	1,782,245

Arakawa Chemical Industries Ltd.(a)	36,600	322,050

Asahi Kasei Corp.	954,622	8,356,629

Chugoku Marine Paints Ltd.(a)	88,800	661,382

Daicel Corp.	280,742	1,889,732

Denka Co. Ltd.	71,415	2,000,503

DIC Corp.	86,553	1,787,752

Fujimi, Inc.	22,000	1,218,043

Fuso Chemical Co. Ltd.	6,100	226,661

Ishihara Sangyo Kaisha Ltd.	33,100	293,707

JCU Corp.	10,000	341,916

JSP Corp.(a)	47,900	606,569

JSR Corp.(a)	87,000	2,601,936

Kaneka Corp.	54,200	1,583,020

Kansai Paint Co. Ltd.	80,100	1,302,058

See Notes to Financial Statements.

30	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Japan Hedged Equity Fund (DXJ)

March 31, 2022

Investments	Shares	Value

KH Neochem Co. Ltd.	23,200	$527,746

Kumiai Chemical Industry Co. Ltd.	69,500	506,756

Kuraray Co. Ltd.	322,537	2,808,829

Kureha Corp.	13,900	1,123,452

Kyowa Leather Cloth Co. Ltd.	40,800	219,169

Lintec Corp.	102,547	2,053,897

MEC Co. Ltd.	5,000	139,032

Mitsubishi Chemical Holdings Corp.	924,263	6,222,165

Mitsubishi Gas Chemical Co., Inc.	160,682	2,754,927

Mitsui Chemicals, Inc.	152,315	3,877,679

Nihon Nohyaku Co. Ltd.	117,600	591,997

Nihon Parkerizing Co. Ltd.	84,300	647,313

Nippon Kayaku Co. Ltd.	192,100	1,837,513

Nippon Pillar Packing Co. Ltd.(a)	26,300	667,386

Nippon Sanso Holdings Corp.	127,553	2,449,648

Nippon Shokubai Co. Ltd.	23,900	1,049,532

Nippon Soda Co. Ltd.	29,000	805,191

Nissan Chemical Corp.	57,153	3,404,459

Nitto Denko Corp.	94,674	6,879,709

NOF Corp.	45,700	1,890,126

Riken Technos Corp.	83,900	315,899

Sanyo Chemical Industries Ltd.	21,700	901,075

Shin-Etsu Chemical Co. Ltd.	151,079	23,388,461

Showa Denko KK	100,400	2,010,068

Sumitomo Bakelite Co. Ltd.	32,900	1,352,593

Sumitomo Chemical Co. Ltd.	1,338,585	6,198,021

Sumitomo Seika Chemicals Co. Ltd.	17,600	448,791

T Hasegawa Co. Ltd.	29,200	627,183

Taiyo Holdings Co. Ltd.	33,652	901,083

Teijin Ltd.	156,700	1,759,688

Tokai Carbon Co. Ltd.	106,300	1,008,044

Tokuyama Corp.	67,300	952,596

Tokyo Ohka Kogyo Co. Ltd.	20,800	1,261,281

Toray Industries, Inc.	683,818	3,598,953

Tosoh Corp.	259,007	3,870,968

Toyo Ink SC Holdings Co. Ltd.	80,900	1,268,405

Toyobo Co. Ltd.	67,351	606,506

Ube Industries Ltd.	108,700	1,788,456

Zeon Corp.	129,400	1,454,184

Total Chemicals		119,142,984

Commercial Services & Supplies – 0.1%

Pilot Corp.	16,000	693,388

Sato Holdings Corp.	30,200	427,714

Total Commercial Services & Supplies		1,121,102

Communications Equipment – 0.0%

Uniden Holdings Corp.(a)	13,200	374,657

Construction & Engineering – 0.4%

Kajima Corp.	501,300	6,158,091

Penta-Ocean Construction Co. Ltd.	215,400	1,087,870

Taikisha Ltd.	37,700	945,800

Total Construction & Engineering		8,191,761

Construction Materials – 0.1%

Krosaki Harima Corp.	15,300	520,610

Taiheiyo Cement Corp.	77,100	1,282,512

Total Construction Materials		1,803,122

Consumer Finance – 0.1%

Acom Co. Ltd.	600,800	1,579,034

AEON Financial Service Co. Ltd.	124,100	1,244,323

Total Consumer Finance		2,823,357

Containers & Packaging – 0.1%

Toyo Seikan Group Holdings Ltd.	228,400	2,645,771

Diversified Financial Services – 0.4%

Mitsubishi HC Capital, Inc.	1,605,990	7,542,033

Electrical Equipment – 1.6%

Daihen Corp.	19,300	672,618

Fuji Electric Co. Ltd.	60,573	3,074,189

Furukawa Electric Co. Ltd.	39,981	716,776

GS Yuasa Corp.	56,484	1,089,426

Idec Corp.	14,300	303,142

Mabuchi Motor Co. Ltd.	15,200	479,011

Mitsubishi Electric Corp.	1,289,314	14,977,818

Nidec Corp.	69,416	5,575,013

Nippon Carbon Co. Ltd.	23,300	804,342

Nissin Electric Co. Ltd.	88,400	1,075,002

Sanyo Denki Co. Ltd.	8,200	332,729

Sinfonia Technology Co. Ltd.	36,200	397,268

Tatsuta Electric Wire and Cable Co. Ltd.	100,500	382,542

Total Electrical Equipment		29,879,876

Electronic Equipment, Instruments & Components – 3.5%

A&D Co. Ltd.(a)	15,400	122,819

Ai Holdings Corp.	26,000	366,945

Amano Corp.	47,233	854,961

Anritsu Corp.(a)	61,900	792,014

Canon Electronics, Inc.	33,800	446,675

Citizen Watch Co. Ltd.(a)	183,900	789,387

Dexerials Corp.	59,200	1,631,506

Elematec Corp.	31,400	270,085

Furuno Electric Co. Ltd.(a)	41,900	350,044

Hakuto Co. Ltd.(a)	32,219	650,884

Hamamatsu Photonics KK	33,000	1,780,845

Hioki EE Corp.	5,700	331,081

Hirose Electric Co. Ltd.	14,260	2,098,320

Horiba Ltd.	15,500	855,613

Ibiden Co. Ltd.	19,001	947,115

Innotech Corp.	17,900	204,108

Iriso Electronics Co. Ltd.	5,000	137,590

Japan Aviation Electronics Industry Ltd.	44,800	734,886

Kaga Electronics Co. Ltd.	25,600	686,533

Keyence Corp.	18,240	8,603,419

Macnica Fuji Electronics Holdings, Inc.	49,100	1,068,772

Meiko Electronics Co. Ltd.	10,800	360,816

Murata Manufacturing Co. Ltd.	345,468	23,103,306

Nichicon Corp.	41,500	401,751

See Notes to Financial Statements.

WisdomTree Trust	31

Schedule of Investments (continued)

WisdomTree Japan Hedged Equity Fund (DXJ)

March 31, 2022

Investments	Shares	Value

Nippon Electric Glass Co. Ltd.	84,560	$1,892,193

Nissha Co. Ltd.(a)	25,600	306,462

Omron Corp.	40,600	2,747,587

Optex Group Co. Ltd.	29,200	417,160

Osaki Electric Co. Ltd.	109,400	421,827

Restar Holdings Corp.	26,000	423,497

Ryosan Co. Ltd.	13,445	243,367

Sanshin Electronics Co. Ltd.	33,854	448,226

Shimadzu Corp.	87,200	3,042,571

Siix Corp.(a)	43,900	384,837

Taiyo Yuden Co. Ltd.(a)	43,400	1,984,511

TDK Corp.	141,504	5,199,653

Tokyo Electron Device Ltd.(a)	10,800	463,588

Topcon Corp.	20,700	266,904

V Technology Co. Ltd.	9,900	269,166

Yokogawa Electric Corp.	96,538	1,669,481

Total Electronic Equipment, Instruments & Components		67,770,505

Energy Equipment & Services – 0.0%

Modec, Inc.	24,300	255,263

Entertainment – 3.6%

Capcom Co. Ltd.	78,200	1,912,236

Koei Tecmo Holdings Co. Ltd.(a)	68,622	2,269,968

Konami Holdings Corp.(a)	46,400	2,962,719

Marvelous, Inc.	67,900	403,903

Nintendo Co. Ltd.	118,500	60,209,227

Square Enix Holdings Co. Ltd.	29,500	1,319,753

Toei Animation Co. Ltd.	3,500	293,265

Total Entertainment		69,371,071

Food & Staples Retailing – 1.1%

Cosmos Pharmaceutical Corp.	3,500	427,642

Seven & I Holdings Co. Ltd.	444,624	21,294,330

Total Food & Staples Retailing		21,721,972

Food Products – 1.1%

Ajinomoto Co., Inc.	296,913	8,500,702

Ariake Japan Co. Ltd.	6,800	290,768

Fuji Oil Holdings, Inc.	45,000	734,089

Kagome Co. Ltd.	34,900	897,121

Kikkoman Corp.	23,500	1,574,089

Nippon Suisan Kaisha Ltd.	110,100	497,094

Nisshin Seifun Group, Inc.	163,100	2,292,470

Nissin Foods Holdings Co. Ltd.	36,100	2,548,935

Riken Vitamin Co. Ltd.	29,800	411,737

Toyo Suisan Kaisha Ltd.	50,800	1,829,009

Yakult Honsha Co. Ltd.(a)	42,387	2,276,937

Total Food Products		21,852,951

Health Care Equipment & Supplies – 1.0%

Hoya Corp.	70,857	8,190,515

Jeol Ltd.	5,100	288,667

Mani, Inc.	29,900	361,633

Nakanishi, Inc.	34,400	639,960

Nihon Kohden Corp.	27,600	671,041

Nipro Corp.	119,500	1,008,181

Olympus Corp.	145,300	2,800,055

Sysmex Corp.	26,160	1,923,178

Terumo Corp.	109,912	3,372,295

Total Health Care Equipment & Supplies		19,255,525

Health Care Technology – 0.1%

M3, Inc.	29,100	1,071,455

Household Durables – 2.1%

Casio Computer Co. Ltd.(a)	172,857	2,005,212

Fujitsu General Ltd.	29,300	576,947

JVCKenwood Corp.	127,200	186,543

Nikon Corp.(a)	189,800	2,054,766

Panasonic Corp.	971,070	9,508,685

Rinnai Corp.	14,500	1,095,489

Sekisui Chemical Co. Ltd.	315,100	4,566,516

Sharp Corp.(a)	305,500	2,892,025

Sony Group Corp.	137,200	14,389,751

Sumitomo Forestry Co. Ltd.	143,100	2,556,052

Toa Corp.	43,300	242,587

Zojirushi Corp.(a)	46,700	558,669

Total Household Durables		40,633,242

Household Products – 0.3%

Pigeon Corp.	87,100	1,545,016

Unicharm Corp.	118,600	4,259,340

Total Household Products		5,804,356

Industrial Conglomerates – 1.6%

Hitachi Ltd.	381,505	19,377,782

Nisshinbo Holdings, Inc.	154,824	1,355,946

Toshiba Corp.	241,800	9,263,604

Total Industrial Conglomerates		29,997,332

Insurance – 4.8%

Dai-ichi Life Holdings, Inc.	684,500	14,093,228

MS&AD Insurance Group Holdings, Inc.	619,600	20,307,055

Sompo Holdings, Inc.	534,500	23,696,350

Tokio Marine Holdings, Inc.	582,800	34,226,145

Total Insurance		92,322,778

Internet & Direct Marketing Retail – 0.0%

Aucnet, Inc.	12,200	160,522

IT Services – 0.9%

Fujitsu Ltd.	48,432	7,348,097

GMO GlobalSign Holdings KK(a)	3,300	168,841

NEC Corp.	103,700	4,400,041

NTT Data Corp.	293,000	5,837,067

Total IT Services		17,754,046

Leisure Products – 0.8%

Bandai Namco Holdings, Inc.	73,200	5,603,908

GLOBERIDE, Inc.	6,700	159,972

Mizuno Corp.	10,500	182,620

Roland Corp.	25,500	847,724

Sega Sammy Holdings, Inc.	152,600	2,656,591

Shimano, Inc.	21,800	5,056,882

Yamaha Corp.	40,407	1,781,071

Total Leisure Products		16,288,768

See Notes to Financial Statements.

32	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Japan Hedged Equity Fund (DXJ)

March 31, 2022

Investments	Shares	Value

Machinery – 5.2%

Amada Co. Ltd.	251,993	$2,250,549

Anest Iwata Corp.	48,500	331,658

Bando Chemical Industries Ltd.	66,400	483,058

CKD Corp.	29,000	450,381

Daifuku Co. Ltd.	26,400	1,911,893

DMG Mori Co. Ltd.	42,300	583,400

Ebara Corp.	60,731	3,422,451

FANUC Corp.	87,489	15,602,055

Fujitec Co. Ltd.(a)	55,000	1,427,394

Glory Ltd.(a)	44,600	761,369

Hino Motors Ltd.(a)	152,000	901,668

Hitachi Zosen Corp.	42,200	259,371

Hokuetsu Industries Co. Ltd.	40,600	292,353

Hoshizaki Corp.	21,869	1,515,290

IHI Corp.	36,500	887,127

Iwaki Co. Ltd.	22,900	206,407

Japan Steel Works Ltd.	22,600	711,283

Kawasaki Heavy Industries Ltd.(a)	29,500	541,026

Kito Corp.	34,300	501,607

Komatsu Ltd.	468,906	11,369,643

Kubota Corp.	475,302	9,018,501

Kurita Water Industries Ltd.(a)	36,500	1,366,777

Makita Corp.	83,938	2,721,286

Meidensha Corp.(a)	28,400	594,557

MINEBEA MITSUMI, Inc.	99,701	2,212,931

MISUMI Group, Inc.	52,600	1,588,293

Mitsubishi Heavy Industries Ltd.	326,219	10,804,535

Mitsubishi Logisnext Co. Ltd.	13,400	102,894

Mitsuboshi Belting Ltd.	39,500	659,662

Miura Co. Ltd.(a)	24,700	617,627

Nabtesco Corp.	56,400	1,514,842

NGK Insulators Ltd.	196,375	2,836,213

Nissei ASB Machine Co. Ltd.	10,500	269,475

Nissei Plastic Industrial Co. Ltd.	15,800	131,347

Nitta Corp.	30,900	703,667

Nomura Micro Science Co. Ltd.(a)	4,600	161,261

Noritake Co. Ltd.	6,600	242,521

Obara Group, Inc.(a)	18,700	460,355

Organo Corp.	3,800	317,149

OSG Corp.	33,524	518,983

Sansei Technologies, Inc.	25,800	156,022

Shibaura Machine Co. Ltd.	24,100	679,069

SMC Corp.	14,751	8,366,293

Sodick Co. Ltd.	83,300	538,748

Star Micronics Co. Ltd.	46,500	589,990

Sumitomo Heavy Industries Ltd.	97,337	2,259,903

Takeuchi Manufacturing Co. Ltd.	19,400	422,285

Teikoku Electric Manufacturing Co. Ltd.	22,000	285,298

Tocalo Co. Ltd.	63,000	705,911

Torishima Pump Manufacturing Co. Ltd.	36,100	305,158

Tsubaki Nakashima Co. Ltd.	20,200	160,934

Tsubakimoto Chain Co.	28,200	709,792

Tsugami Corp.	28,200	309,009

YAMABIKO Corp.	30,500	375,926

Yaskawa Electric Corp.	48,800	1,935,918

Yushin Precision Equipment Co. Ltd.	41,000	226,999

Total Machinery		99,280,114

Marine – 2.7%

Iino Kaiun Kaisha Ltd.	130,400	887,418

Mitsui OSK Lines Ltd.(a)	835,700	23,547,633

Nippon Yusen KK(a)	291,300	25,824,000

NS United Kaiun Kaisha Ltd.	22,000	763,090

Total Marine		51,022,141

Media – 0.3%

Dentsu Group, Inc.	131,100	5,422,220

Metals & Mining – 2.4%

Asahi Holdings, Inc.	80,600	1,504,091

Daido Steel Co. Ltd.	23,200	705,318

Daiki Aluminium Industry Co. Ltd.(a)	44,300	574,851

Dowa Holdings Co. Ltd.	30,100	1,391,234

JFE Holdings, Inc.	580,400	8,239,169

Kobe Steel Ltd.	273,600	1,332,215

Kyoei Steel Ltd.	55,500	612,272

Maruichi Steel Tube Ltd.	76,300	1,735,020

Mitsubishi Materials Corp.	107,800	1,903,319

Mitsui Mining & Smelting Co. Ltd.	34,900	964,692

Neturen Co. Ltd.	38,900	189,412

Nippon Steel Corp.	728,500	13,030,472

Nippon Yakin Kogyo Co. Ltd.(a)	12,010	278,048

Nittetsu Mining Co. Ltd.	2,900	169,162

Sanyo Special Steel Co. Ltd.	30,000	524,737

Sumitomo Metal Mining Co. Ltd.	266,500	13,531,942

Total Metals & Mining		46,685,954

Multiline Retail – 0.1%

Ryohin Keikaku Co. Ltd.	127,000	1,497,318

Oil, Gas & Consumable Fuels – 2.4%

ENEOS Holdings, Inc.	5,516,300	20,815,369

Idemitsu Kosan Co. Ltd.	398,000	11,066,941

Inpex Corp.	1,158,800	13,748,070

Nippon Coke & Engineering Co. Ltd.(a)	280,300	332,550

Total Oil, Gas & Consumable Fuels		45,962,930

Paper & Forest Products – 0.3%

Daiken Corp.	20,300	363,267

Hokuetsu Corp.(a)	124,700	714,039

Nippon Paper Industries Co. Ltd.(a)	85,500	731,901

Oji Holdings Corp.	631,700	3,159,151

Total Paper & Forest Products		4,968,358

Personal Products – 0.7%

Kao Corp.	257,380	10,655,691

Rohto Pharmaceutical Co. Ltd.	27,200	828,045

Shiseido Co. Ltd.	49,122	2,516,504

Total Personal Products		14,000,240

Pharmaceuticals – 6.8%

Astellas Pharma, Inc.	1,058,804	16,670,438

Chugai Pharmaceutical Co. Ltd.	577,800	19,503,577

Kyowa Kirin Co. Ltd.	161,270	3,784,115

Nippon Shinyaku Co. Ltd.	21,900	1,503,003

See Notes to Financial Statements.

WisdomTree Trust	33

Schedule of Investments (continued)

WisdomTree Japan Hedged Equity Fund (DXJ)

March 31, 2022

Investments	Shares	Value

Ono Pharmaceutical Co. Ltd.	293,200	$7,406,395

Otsuka Holdings Co. Ltd.	291,500	10,163,773

Shionogi & Co. Ltd.	111,977	6,946,956

Sumitomo Dainippon Pharma Co. Ltd.	125,400	1,248,059

Takeda Pharmaceutical Co. Ltd.	2,169,763	62,532,078

Towa Pharmaceutical Co. Ltd.	23,300	527,526

Total Pharmaceuticals		130,285,920

Professional Services – 0.3%

Outsourcing, Inc.	10,400	108,905

Persol Holdings Co. Ltd.	58,000	1,320,799

Recruit Holdings Co. Ltd.	119,200	5,316,983

Total Professional Services		6,746,687

Road & Rail – 0.3%

Alps Logistics Co. Ltd.	26,600	235,373

Hitachi Transport System Ltd.	36,800	2,037,454

Nippon Express Holdings, Inc.	61,600	4,273,302

Total Road & Rail		6,546,129

Semiconductors & Semiconductor Equipment – 4.4%

Advantest Corp.	95,700	7,624,461

Disco Corp.	21,200	6,008,486

Ferrotec Holdings Corp.	14,100	319,581

Furuya Metal Co. Ltd.	2,300	195,938

Lasertec Corp.	10,200	1,746,711

Micronics Japan Co. Ltd.	10,900	150,333

Mitsui High-Tec, Inc.	3,600	369,269

Optorun Co. Ltd.	28,300	490,805

Rohm Co. Ltd.	36,500	2,883,914

SCREEN Holdings Co. Ltd.(a)	10,960	1,116,092

Shibaura Mechatronics Corp.	1,700	120,733

Shinko Electric Industries Co. Ltd.	43,459	2,094,625

SUMCO Corp.	82,300	1,374,435

Tokyo Electron Ltd.	109,453	57,037,300

Tokyo Seimitsu Co. Ltd.	27,800	1,117,726

Ulvac, Inc.	17,400	903,151

Yamaichi Electronics Co. Ltd.(a)	28,000	433,005

Total Semiconductors & Semiconductor Equipment		83,986,565

Software – 0.3%

Cybernet Systems Co. Ltd.(a)	33,000	201,739

Trend Micro, Inc.	83,708	4,937,996

Total Software		5,139,735

Specialty Retail – 0.6%

ABC-Mart, Inc.	62,800	2,387,823

Fast Retailing Co. Ltd.	17,100	8,874,389

IDOM, Inc.	32,400	194,333

VT Holdings Co. Ltd.	159,700	586,828

Total Specialty Retail		12,043,373

Technology Hardware, Storage & Peripherals – 2.7%

Brother Industries Ltd.	184,043	3,392,002

Canon, Inc.(a)	1,004,897	24,779,870

Eizo Corp.	17,200	508,737

FUJIFILM Holdings Corp.	219,395	13,560,464

Konica Minolta, Inc.(a)	607,800	2,583,932

MCJ Co. Ltd.	66,300	508,550

Riso Kagaku Corp.	15,700	256,633

Roland DG Corp.	6,700	186,579

Seiko Epson Corp.(a)	296,600	4,498,790

Toshiba TEC Corp.	15,200	615,514

Wacom Co. Ltd.(a)	86,900	675,153

Total Technology Hardware, Storage & Peripherals		51,566,224

Textiles, Apparel & Luxury Goods – 0.2%

Asics Corp.	53,792	1,052,129

Kurabo Industries Ltd.	26,347	381,394

Onward Holdings Co. Ltd.(a)	128,900	271,871

Seiko Holdings Corp.	17,000	321,302

Seiren Co. Ltd.(a)	30,210	553,549

Wacoal Holdings Corp.	30,700	465,907

Total Textiles, Apparel & Luxury Goods		3,046,152

Tobacco – 4.1%

Japan Tobacco, Inc.	4,579,331	78,758,834

Trading Companies & Distributors – 8.7%

Alconix Corp.	15,800	182,115

Chori Co. Ltd.	22,700	328,975

Hanwa Co. Ltd.	22,100	589,940

Inabata & Co. Ltd.	96,586	1,641,664

ITOCHU Corp.	1,618,894	55,272,476

Kokusai Pulp & Paper Co. Ltd.	70,700	185,232

Marubeni Corp.	1,698,078	19,950,230

Mitsubishi Corp.	1,329,000	50,378,818

Nagase & Co. Ltd.	88,500	1,327,773

Nippon Steel Trading Corp.	43,100	1,885,569

Sanyo Trading Co. Ltd.	38,300	311,449

Shinsho Corp.	11,800	346,101

Sojitz Corp.(a)	195,104	3,242,223

Sumitomo Corp.	1,303,877	22,763,463

Toyota Tsusho Corp.	209,210	8,721,752

Total Trading Companies & Distributors		167,127,780

Transportation Infrastructure – 0.0%

Nissin Corp.	15,800	212,706
TOTAL COMMON STOCKS (Cost: $2,005,586,852)		1,899,979,262

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 1.1%

United States – 1.1%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.25%(b)
(Cost: $21,586,729)	21,586,729	21,586,729

TOTAL INVESTMENTS IN SECURITIES – 100.1% (Cost: $2,027,173,581)		1,921,565,991

Other Assets less Liabilities – (0.1)%		(1,721,537)

NET ASSETS – 100.0%		$1,919,844,454
(a)

Security, or portion thereof, was on loan at March 31, 2022 (See Note 2). At March 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $73,768,650. The Fund also had securities on loan having a total market value of $25,910 that were sold and pending settlement. The total market value of the collateral held by the Fund was $78,229,658. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $56,642,929.

(b)	Rate shown represents annualized 7-day yield as of March 31, 2022.

See Notes to Financial Statements.

34	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Japan Hedged Equity Fund (DXJ)

March 31, 2022

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America NA	4/5/2022	56,329,832,787	JPY	464,090,607	USD	$14,257	$—
Bank of America NA	4/5/2022	500,143,927	USD	57,561,714,601	JPY	25,889,515	—
Bank of America NA	5/9/2022	492,590,660	USD	59,750,655,949	JPY	—	(20,384)
Barclays Bank PLC	4/5/2022	56,328,904,485	JPY	464,090,606	USD	6,609	—
Barclays Bank PLC	5/9/2022	492,590,659	USD	59,749,030,278	JPY	—	(6,983)
Citibank NA	4/5/2022	500,143,927	USD	57,562,664,875	JPY	25,881,686	—
Goldman Sachs	4/5/2022	1,496,833,248	JPY	12,273,471	USD	59,028	—
Goldman Sachs	4/5/2022	500,143,927	USD	57,562,514,831	JPY	25,882,922	—
HSBC Holdings PLC	5/9/2022	4,345,226,367	JPY	35,824,775	USD	—	(792)
JP Morgan Chase Bank NA	4/5/2022	1,422,611,886	JPY	12,273,471	USD	—	(552,487)
JP Morgan Chase Bank NA	4/5/2022	7,239,347,078	JPY	61,367,353	USD	—	(1,721,939)
JP Morgan Chase Bank NA	4/5/2022	56,328,626,152	JPY	464,090,607	USD	4,315	—
JP Morgan Chase Bank NA	4/5/2022	500,143,927	USD	57,560,714,313	JPY	25,897,757	—
JP Morgan Chase Bank NA	5/9/2022	492,590,660	USD	59,748,882,622	JPY	—	(5,764)
UBS AG	4/5/2022	5,672,091,228	JPY	49,093,883	USD	—	(2,361,184)
UBS AG	4/5/2022	1,087,513,881	JPY	9,205,103	USD	—	(245,011)
UBS AG	4/5/2022	56,329,554,333	JPY	464,090,607	USD	11,963	—
UBS AG	5/9/2022	492,590,660	USD	59,750,064,840	JPY	—	(15,511)
						$103,648,052	$(4,930,055)

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$1,899,979,262	$—	$—	$1,899,979,262
Investment of Cash Collateral for Securities Loaned	—	21,586,729	—	21,586,729
Total Investments in Securities	$1,899,979,262	$21,586,729	$—	$1,921,565,991
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$103,648,052	$—	$103,648,052
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(4,930,055)	$—	$(4,930,055)
Total – Net	$1,899,979,262	$120,304,726	$—	$2,020,283,988

[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	35

Schedule of Investments

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

March 31, 2022

Investments	Shares	Value

COMMON STOCKS – 98.6%

Japan – 98.6%

Air Freight & Logistics – 0.7%

AIT Corp.(a)	2,000	$25,129

Kintetsu World Express, Inc.	3,300	85,236

Konoike Transport Co. Ltd.	1,500	14,274

Maruwa Unyu Kikan Co. Ltd.	1,400	12,953

Mitsui-Soko Holdings Co. Ltd.	1,400	28,963

SBS Holdings, Inc.	800	22,047

Total Air Freight & Logistics		188,602

Auto Components – 3.8%

Aisan Industry Co. Ltd.(a)	4,200	25,261

Daikyonishikawa Corp.(a)	5,700	25,359

Eagle Industry Co. Ltd.(a)	4,700	37,794

Exedy Corp.	2,600	33,738

FCC Co. Ltd.	2,500	27,662

FuKoKu Co. Ltd.(a)	2,100	16,021

Furukawa Battery Co. Ltd.(a)	1,100	11,637

Futaba Industrial Co. Ltd.(a)	3,500	10,496

G-Tekt Corp.(a)	2,498	26,282

H-One Co. Ltd.	3,000	15,028

IJTT Co. Ltd.	2,500	11,081

KYB Corp.	1,500	36,766

Musashi Seimitsu Industry Co. Ltd.(a)	2,700	33,635

NHK Spring Co. Ltd.	10,700	78,019

Nihon Tokushu Toryo Co. Ltd.	2,100	14,499

NOK Corp.	6,900	65,205

Pacific Industrial Co. Ltd.	3,100	24,213

Press Kogyo Co. Ltd.	8,600	26,783

Riken Corp.	800	16,102

Sanoh Industrial Co. Ltd.(a)	2,100	12,111

Shoei Co. Ltd.	800	30,220

Sumitomo Riko Co. Ltd.	3,200	15,845

Tachi-S Co. Ltd.(a)	1,600	13,116

Taiho Kogyo Co. Ltd.(a)	1,500	8,725

Tokai Rika Co. Ltd.	5,125	63,548

Topre Corp.	1,900	18,393

Toyo Tire Corp.	5,800	74,689

Toyoda Gosei Co. Ltd.	6,000	100,153

TPR Co. Ltd.(a)	2,306	24,718

TS Tech Co. Ltd.	6,100	69,104

Yorozu Corp.(a)	1,500	10,987

Total Auto Components		977,190

Automobiles – 0.1%

Nissan Shatai Co. Ltd.	3,300	15,117

Banks – 8.5%

77 Bank Ltd.	4,300	54,842

Aichi Bank Ltd.	1,000	37,405

Akita Bank Ltd.	1,800	24,944

Aomori Bank Ltd.	1,400	21,743

Aozora Bank Ltd.(a)	8,400	179,177

Awa Bank Ltd.	1,100	19,675

Bank of Iwate Ltd.	1,500	22,838

Bank of Nagoya Ltd.	700	16,673

Bank of Saga Ltd.	2,200	26,500

Bank of the Ryukyus Ltd.	3,900	25,609

Chugoku Bank Ltd.	7,900	56,952

Daishi Hokuetsu Financial Group, Inc.	3,100	63,979

Ehime Bank Ltd.(a)	2,200	16,929

FIDEA Holdings Co. Ltd.(a)	2,000	20,976

Fukui Bank Ltd.(a)	1,800	20,910

Gunma Bank Ltd.(a)	24,500	71,456

Hachijuni Bank Ltd.(a)	26,900	90,202

Hokkoku Financial Holdings, Inc.(a)	1,100	27,732

Hokuhoku Financial Group, Inc.	8,000	58,859

Hyakugo Bank Ltd.	10,900	30,084

Hyakujushi Bank Ltd.	2,300	31,437

Iyo Bank Ltd.	12,500	61,792

Juroku Financial Group, Inc.	1,900	33,985

Keiyo Bank Ltd.	8,800	35,889

Kiyo Bank Ltd.	2,898	32,902

Kyushu Financial Group, Inc.	23,000	75,988

Mebuki Financial Group, Inc.	82,100	173,162

Miyazaki Bank Ltd.	1,500	25,495

Musashino Bank Ltd.	2,700	39,107

Nanto Bank Ltd.	1,900	30,964

Nishi-Nippon Financial Holdings, Inc.	10,100	62,992

North Pacific Bank Ltd.	24,100	47,654

Ogaki Kyoritsu Bank Ltd.	2,700	42,355

Oita Bank Ltd.(a)	1,300	20,532

Okinawa Financial Group, Inc.	1,340	22,676

San ju San Financial Group, Inc.	2,700	32,834

San-In Godo Bank Ltd.	8,700	44,943

Senshu Ikeda Holdings, Inc.(a)	22,600	32,213

Seven Bank Ltd.	80,400	158,316

Shiga Bank Ltd.	1,400	25,503

Shikoku Bank Ltd.(a)	4,900	30,157

Suruga Bank Ltd.	4,500	15,164

Toho Bank Ltd.(a)	14,600	24,659

Tokyo Kiraboshi Financial Group, Inc.(a)	1,900	27,457

TOMONY Holdings, Inc.(a)	8,100	21,889

Towa Bank Ltd.	4,800	21,316

Yamagata Bank Ltd.	2,700	19,287

Yamaguchi Financial Group, Inc.	14,700	82,356

Yamanashi Chuo Bank Ltd.	3,100	24,315

Total Banks		2,184,824

Beverages – 0.3%

Sapporo Holdings Ltd.	2,100	39,915

Takara Holdings, Inc.(a)	4,400	39,913

Total Beverages		79,828

Biotechnology – 0.0%

Pharma Foods International Co. Ltd.	100	1,633

Building Products – 1.5%

Aica Kogyo Co. Ltd.	2,900	71,416

Bunka Shutter Co. Ltd.	6,900	55,939

Central Glass Co. Ltd.	2,400	41,267

See Notes to Financial Statements.

36	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

March 31, 2022

Investments	Shares	Value

Nichias Corp.	2,800	$58,295

Nichiha Corp.	1,500	31,020

Noritz Corp.	1,800	21,770

Shin Nippon Air Technologies Co. Ltd.	900	14,304

Sinko Industries Ltd.(a)	1,300	18,508

Takara Standard Co. Ltd.	2,417	25,270

Takasago Thermal Engineering Co. Ltd.	2,800	40,025

Total Building Products		377,814

Capital Markets – 2.2%

GMO Financial Holdings, Inc.	10,500	71,197

Ichiyoshi Securities Co. Ltd.(a)	5,300	27,029

IwaiCosmo Holdings, Inc.	5,000	54,871

Kyokuto Securities Co. Ltd.(a)	5,100	30,800

Marusan Securities Co. Ltd.	5,200	21,335

Matsui Securities Co. Ltd.(a)	19,100	126,992

Mito Securities Co. Ltd.(a)	8,300	18,805

Monex Group, Inc.(a)	6,665	36,023

Morningstar Japan KK	7,099	34,274

Okasan Securities Group, Inc.	12,700	38,715

Sparx Group Co. Ltd.(a)	11,600	26,187

Tokai Tokyo Financial Holdings, Inc.	20,600	68,398

Total Capital Markets		554,626

Chemicals – 9.1%

ADEKA Corp.	4,900	109,163

Arakawa Chemical Industries Ltd.(a)	2,100	18,478

Asahi Yukizai Corp.(a)	1,300	21,496

Chugoku Marine Paints Ltd.(a)	4,000	29,792

CI Takiron Corp.	6,300	28,288

Daicel Corp.(a)	17,200	115,777

Dainichiseika Color & Chemicals Manufacturing Co. Ltd.(a)	800	13,578

DIC Corp.	4,700	97,079

DKS Co. Ltd.	600	13,639

Fujimi, Inc.	1,400	77,512

Fujimori Kogyo Co. Ltd.	500	15,407

Fuso Chemical Co. Ltd.	500	18,579

Ishihara Sangyo Kaisha Ltd.	1,000	8,873

JCU Corp.	600	20,515

JSP Corp.(a)	1,617	20,476

Kaneka Corp.	3,548	103,626

KeePer Technical Laboratory Co. Ltd.(a)	600	12,309

KH Neochem Co. Ltd.	1,200	27,297

Koatsu Gas Kogyo Co. Ltd.	2,100	11,436

Konishi Co. Ltd.	1,700	21,920

Kumiai Chemical Industry Co. Ltd.	3,394	24,747

Kureha Corp.	800	64,659

Kyowa Leather Cloth Co. Ltd.(a)	3,300	17,727

Lintec Corp.	5,600	112,162

MEC Co. Ltd.	400	11,123

Nihon Nohyaku Co. Ltd.(a)	4,800	24,163

Nihon Parkerizing Co. Ltd.	4,700	36,090

Nippon Chemical Industrial Co. Ltd.(a)	500	9,940

Nippon Kayaku Co. Ltd.(a)	9,900	94,697

Nippon Pillar Packing Co. Ltd.	1,500	38,064

Nippon Shokubai Co. Ltd.	1,300	57,088

Nippon Soda Co. Ltd.	1,600	44,424

Okamoto Industries, Inc.(a)	600	19,304

Okura Industrial Co. Ltd.(a)	1,000	14,987

Osaka Organic Chemical Industry Ltd.	600	15,151

Osaka Soda Co. Ltd.	1,077	27,729

Riken Technos Corp.(a)	6,300	23,721

Sakata INX Corp.	2,700	21,511

Sanyo Chemical Industries Ltd.	1,100	45,677

Sekisui Kasei Co. Ltd.(a)	3,400	12,241

Shikoku Chemicals Corp.(a)	1,500	16,560

Shin-Etsu Polymer Co. Ltd.	2,700	25,182

Stella Chemifa Corp.	800	17,111

Sumitomo Bakelite Co. Ltd.	2,100	86,336

Sumitomo Seika Chemicals Co. Ltd.	500	12,750

T Hasegawa Co. Ltd.	1,300	27,923

Taiyo Holdings Co. Ltd.	1,900	50,875

Takasago International Corp.(a)	1,000	22,624

Tayca Corp.	1,600	17,018

Teijin Ltd.	10,600	119,034

Tokai Carbon Co. Ltd.(a)	6,800	64,484

Tokuyama Corp.(a)	3,400	48,125

Tokyo Ohka Kogyo Co. Ltd.	1,300	78,830

Toyo Ink SC Holdings Co. Ltd.	4,000	62,715

Toyobo Co. Ltd.(a)	2,800	25,214

Ube Industries Ltd.	6,780	111,552

Valqua Ltd.	1,500	32,861

Total Chemicals		2,319,639

Commercial Services & Supplies – 1.5%

Aeon Delight Co. Ltd.	2,900	72,754

Daiseki Co. Ltd.	740	28,167

Itoki Corp.(a)	5,100	14,581

Japan Elevator Service Holdings Co. Ltd.	800	10,539

King Jim Co. Ltd.	3,100	23,370

Matsuda Sangyo Co. Ltd.(a)	800	16,320

Nippon Air Conditioning Services Co. Ltd.	3,500	22,838

Nippon Kanzai Co. Ltd.	1,900	44,223

Nippon Parking Development Co. Ltd.	18,300	23,219

Okamura Corp.	5,800	57,916

Pilot Corp.	800	34,669

Sato Holdings Corp.	800	11,330

Studio Alice Co. Ltd.	900	16,172

Total Commercial Services & Supplies		376,098

Communications Equipment – 0.1%

Uniden Holdings Corp.(a)	900	25,545

Construction & Engineering – 7.6%

Asanuma Corp.(a)	1,000	41,112

Dai-Dan Co. Ltd.(a)	1,200	20,752

Daiho Corp.(a)	800	29,858

EXEO Group, Inc.	5,400	100,592

Fudo Tetra Corp.	1,500	18,810

Hazama Ando Corp.	10,900	81,183

See Notes to Financial Statements.

WisdomTree Trust	37

Schedule of Investments (continued)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

March 31, 2022

Investments	Shares	Value

INFRONEER Holdings, Inc.(a)	10,768	$92,443

JDC Corp.(a)	5,500	25,013

Kandenko Co. Ltd.	8,900	61,154

Kumagai Gumi Co. Ltd.	2,700	60,284

Kyudenko Corp.	2,300	54,309

Meisei Industrial Co. Ltd.(a)	4,500	25,582

Mirait Holdings Corp.	4,844	77,783

Nippon Densetsu Kogyo Co. Ltd.	1,800	23,476

Nishimatsu Construction Co. Ltd.(a)	7,000	211,658

Nittoc Construction Co. Ltd.(a)	5,800	33,593

Okumura Corp.	3,100	75,856

Penta-Ocean Construction Co. Ltd.	12,100	61,111

PS Mitsubishi Construction Co. Ltd.	3,900	18,797

Raito Kogyo Co. Ltd.	3,100	49,881

Raiznext Corp.	3,300	29,146

Sanki Engineering Co. Ltd.	4,800	55,287

Seikitokyu Kogyo Co. Ltd.(a)	5,400	33,190

Shinnihon Corp.	2,700	16,217

SHO-BOND Holdings Co. Ltd.	2,700	118,566

Sumitomo Densetsu Co. Ltd.	1,800	33,027

Sumitomo Mitsui Construction Co. Ltd.	8,840	30,371

Taihei Dengyo Kaisha Ltd.	1,400	30,497

Taikisha Ltd.	1,500	37,631

Takamatsu Construction Group Co. Ltd.	2,000	33,944

Tekken Corp.(a)	1,100	16,667

Tess Holdings Co. Ltd.	400	5,224

Toa Corp.	1,100	22,612

Toda Corp.(a)	18,500	112,943

Tokyo Energy & Systems, Inc.	1,800	14,430

Tokyu Construction Co. Ltd.	5,900	32,666

Totetsu Kogyo Co. Ltd.	1,900	35,503

Toyo Construction Co. Ltd.*	7,100	45,335

Yahagi Construction Co. Ltd.	3,100	20,484

Yokogawa Bridge Holdings Corp.	2,400	38,400

Yurtec Corp.	3,900	22,235

Total Construction & Engineering		1,947,622

Construction Materials – 0.9%

Krosaki Harima Corp.	600	20,416

Mitani Sekisan Co. Ltd.(a)	300	16,461

Shinagawa Refractories Co. Ltd.(a)	600	18,760

Sumitomo Osaka Cement Co. Ltd.(a)	2,100	58,134

Taiheiyo Cement Corp.(a)	5,000	83,172

Vertex Corp.	600	14,257

Yotai Refractories Co. Ltd.	900	9,336

Total Construction Materials		220,536

Consumer Finance – 1.2%

AEON Financial Service Co. Ltd.	7,500	75,201

Credit Saison Co. Ltd.(a)	8,800	94,471

Jaccs Co. Ltd.	2,300	58,365

Orient Corp.(a)	49,500	50,570

Premium Group Co. Ltd.	500	16,663

Total Consumer Finance		295,270

Containers & Packaging – 1.1%

Fuji Seal International, Inc.	1,300	18,026

Pack Corp.(a)	800	16,959

Rengo Co. Ltd.	11,081	71,393

Tomoku Co. Ltd.	1,000	13,108

Toyo Seikan Group Holdings Ltd.	13,800	159,859

Total Containers & Packaging		279,345

Distributors – 0.5%

Arata Corp.	700	21,021

Doshisha Co. Ltd.	2,000	24,700

Happinet Corp.	2,100	26,126

PALTAC Corp.	1,400	52,482

Yamae Group Holdings Co. Ltd.	1,500	12,754

Total Distributors		137,083

Diversified Consumer Services – 0.4%

Asante, Inc.(a)	1,200	14,425

Benesse Holdings, Inc.	3,000	55,538

Riso Kyoiku Co. Ltd.	4,900	15,341

Tokyo Individualized Educational Institute, Inc.	4,000	19,971

Total Diversified Consumer Services		105,275

Diversified Financial Services – 1.2%

eGuarantee, Inc.	600	10,139

Financial Products Group Co. Ltd.	3,600	25,596

Fuyo General Lease Co. Ltd.	1,600	92,144

Japan Securities Finance Co. Ltd.(a)	5,200	39,458

Mizuho Leasing Co. Ltd.(a)	2,300	56,394

NEC Capital Solutions Ltd.	1,200	20,525

Ricoh Leasing Co. Ltd.(a)	2,100	57,615

Total Diversified Financial Services		301,871

Diversified Telecommunication Services – 0.2%

ARTERIA Networks Corp.	4,500	48,642

Usen-Next Holdings Co. Ltd.	500	10,509

Total Diversified Telecommunication Services		59,151

Electric Utilities – 0.7%

Hokkaido Electric Power Co., Inc.	16,000	63,802

Okinawa Electric Power Co., Inc.	3,683	41,814

Shikoku Electric Power Co., Inc.	12,500	81,154

Total Electric Utilities		186,770

Electrical Equipment – 1.5%

Daihen Corp.	1,200	41,821

Furukawa Electric Co. Ltd.	1,826	32,736

GS Yuasa Corp.(a)	2,900	55,933

Idec Corp.	1,100	23,319

Mabuchi Motor Co. Ltd.	800	25,211

Nippon Carbon Co. Ltd.	900	31,069

Nippon Seisen Co. Ltd.(a)	400	14,665

Nissin Electric Co. Ltd.	5,100	62,019

Nitto Kogyo Corp.	3,000	38,954

Sanyo Denki Co. Ltd.	200	8,115

Sinfonia Technology Co. Ltd.	1,500	16,461

SWCC Showa Holdings Co. Ltd.	600	9,289

See Notes to Financial Statements.

38	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

March 31, 2022

Investments	Shares	Value

Takaoka Toko Co. Ltd.	1,400	$17,060

Tatsuta Electric Wire and Cable Co. Ltd.	4,400	16,748

Total Electrical Equipment		393,400

Electronic Equipment, Instruments & Components – 4.9%

A&D Co. Ltd.(a)	1,500	11,963

Ai Holdings Corp.	1,900	26,815

Amano Corp.	3,100	56,113

Anritsu Corp.(a)	4,200	53,739

Canon Electronics, Inc.	2,100	27,752

Citizen Watch Co. Ltd.(a)	10,500	45,071

CONEXIO Corp.(a)	2,500	28,939

Daiwabo Holdings Co. Ltd.	6,700	91,026

Dexerials Corp.	3,600	99,213

Elematec Corp.	2,558	22,003

ESPEC Corp.	1,200	19,457

Furuno Electric Co. Ltd.	2,900	24,227

Hakuto Co. Ltd.(a)	1,700	34,343

Hioki EE Corp.(a)	500	29,042

I-PEX, Inc.	700	8,466

Innotech Corp.	1,700	19,385

Iriso Electronics Co. Ltd.(a)	200	5,504

Japan Aviation Electronics Industry Ltd.	2,400	39,369

Kaga Electronics Co. Ltd.	1,300	34,863

Koa Corp.(a)	1,100	13,023

Kyosan Electric Manufacturing Co. Ltd.	2,800	10,081

Macnica Fuji Electronics Holdings, Inc.	3,000	65,302

Maruwa Co. Ltd.	200	26,925

Meiko Electronics Co. Ltd.	500	16,705

Nichicon Corp.	2,700	26,138

Nippon Ceramic Co. Ltd.	800	16,115

Nippon Electric Glass Co. Ltd.	5,200	116,360

Nippon Signal Co. Ltd.(a)	3,500	25,434

Nissha Co. Ltd.	1,300	15,563

Nohmi Bosai Ltd.	1,466	23,601

Optex Group Co. Ltd.(a)	1,500	21,430

Restar Holdings Corp.	1,700	27,690

Riken Keiki Co. Ltd.	500	20,185

Ryoden Corp.(a)	1,600	22,463

Ryosan Co. Ltd.(a)	1,100	19,911

Sanshin Electronics Co. Ltd.	1,000	13,240

Siix Corp.(a)	2,100	18,409

Tachibana Eletech Co. Ltd.	1,200	16,283

Tokyo Electron Device Ltd.	500	21,462

Topcon Corp.	1,600	20,630

V Technology Co. Ltd.	500	13,594

Yokowo Co. Ltd.(a)	700	14,926

Total Electronic Equipment, Instruments & Components		1,262,760

Energy Equipment & Services – 0.1%

Modec, Inc.	1,500	15,757

Toyo Kanetsu KK(a)	900	18,182

Total Energy Equipment & Services		33,939

Entertainment – 0.8%

Akatsuki, Inc.	700	16,760

Avex, Inc.(a)	8,400	92,322

Daiichikosho Co. Ltd.	2,300	65,944

Marvelous, Inc.	4,300	25,579

Total Entertainment		200,605

Food & Staples Retailing – 2.2%

Aeon Hokkaido Corp.(a)	2,100	19,447

Ain Holdings, Inc.	500	26,200

Arcs Co. Ltd.	2,400	41,840

Axial Retailing, Inc.	900	23,728

Belc Co. Ltd.	400	17,895

Cawachi Ltd.	1,100	20,364

Create SD Holdings Co. Ltd.	1,300	34,435

Fuji Co. Ltd.	600	11,419

G-7 Holdings, Inc.(a)	1,900	25,892

Heiwado Co. Ltd.	2,100	32,804

Kato Sangyo Co. Ltd.	1,500	39,176

Life Corp.	1,100	28,548

Mitsubishi Shokuhin Co. Ltd.	1,500	37,199

Okuwa Co. Ltd.	2,500	18,970

Qol Holdings Co. Ltd.	1,200	11,538

Retail Partners Co. Ltd.(a)	1,500	17,747

San-A Co. Ltd.	800	27,254

United Super Markets Holdings, Inc.(a)	3,600	31,262

Valor Holdings Co. Ltd.	2,000	34,851

Yaoko Co. Ltd.	700	38,294

Yokorei Co. Ltd.(a)	3,700	26,125

Total Food & Staples Retailing		564,988

Food Products – 3.3%

Ariake Japan Co. Ltd.	400	17,104

Ezaki Glico Co. Ltd.	1,800	55,168

Fuji Oil Holdings, Inc.	2,051	33,458

Fujicco Co. Ltd.(a)	1,600	25,429

Hokuto Corp.(a)	2,500	39,258

Itoham Yonekyu Holdings, Inc.	18,900	101,060

J-Oil Mills, Inc.(a)	2,000	26,480

Kagome Co. Ltd.	1,800	46,270

Kameda Seika Co. Ltd.	500	16,375

Kyokuyo Co. Ltd.(a)	900	24,692

Maruha Nichiro Corp.	1,300	25,673

Megmilk Snow Brand Co. Ltd.(a)	2,000	32,626

Mitsui DM Sugar Holdings Co. Ltd.	1,700	26,934

Morinaga & Co. Ltd.	1,800	56,503

Nippn Corp.	2,700	36,994

Nippon Suisan Kaisha Ltd.	7,800	35,216

Nisshin Oillio Group Ltd.	1,500	35,209

Prima Meat Packers Ltd.	1,900	34,470

Riken Vitamin Co. Ltd.(a)	1,400	19,343

S Foods, Inc.	1,100	29,726

Sakata Seed Corp.	1,400	42,793

Showa Sangyo Co. Ltd.	1,500	32,354

Starzen Co. Ltd.	1,600	26,365

See Notes to Financial Statements.

WisdomTree Trust	39

Schedule of Investments (continued)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

March 31, 2022

Investments	Shares	Value

Warabeya Nichiyo Holdings Co. Ltd.(a)	900	$13,184

Yukiguni Maitake Co. Ltd.	2,100	19,741

Total Food Products		852,425

Gas Utilities – 0.6%

Hokkaido Gas Co. Ltd.	1,500	18,191

Nippon Gas Co. Ltd.(a)	6,100	74,934

Saibu Gas Holdings Co. Ltd.(a)	1,800	29,586

Shizuoka Gas Co. Ltd.	3,000	21,034

Total Gas Utilities		143,745

Health Care Equipment & Supplies – 1.2%

Eiken Chemical Co. Ltd.(a)	1,900	27,034

Hogy Medical Co. Ltd.	1,100	29,364

Japan Lifeline Co. Ltd.(a)	3,200	27,076

Mani, Inc.	2,100	25,399

Mizuho Medy Co. Ltd.(a)	200	3,299

Nagaileben Co. Ltd.	1,900	31,292

Nakanishi, Inc.	2,700	50,230

Nipro Corp.	7,523	63,469

Paramount Bed Holdings Co. Ltd.	2,306	37,903

Total Health Care Equipment & Supplies		295,066

Health Care Providers & Services – 1.2%

BML, Inc.	2,100	53,462

FALCO HOLDINGS Co. Ltd.(a)	900	14,882

France Bed Holdings Co. Ltd.	3,000	21,380

H.U. Group Holdings, Inc.	6,400	153,178

Ship Healthcare Holdings, Inc.	2,018	33,053

Solasto Corp.	1,600	13,024

Tokai Corp.	700	9,943

Total Health Care Providers & Services		298,922

Hotels, Restaurants & Leisure – 1.9%

Aeon Fantasy Co. Ltd.(a)	700	11,096

Arcland Service Holdings Co. Ltd.(a)	900	16,187

Doutor Nichires Holdings Co. Ltd.	1,300	16,312

Heiwa Corp.(a)	6,000	90,068

Hiday Hidaka Corp.	1,222	18,052

Ichibanya Co. Ltd.(a)	900	34,295

KFC Holdings Japan Ltd.(a)	900	21,074

KOMEDA Holdings Co. Ltd.	2,400	40,259

Kura Sushi, Inc.(a)	300	8,305

Monogatari Corp.	200	9,590

MOS Food Services, Inc.	700	16,667

Ohsho Food Service Corp.(a)	900	44,490

Plenus Co. Ltd.	3,200	52,993

Resorttrust, Inc.	2,400	41,386

Round One Corp.	2,000	22,245

Saizeriya Co. Ltd.	500	11,081

Tokyotokeiba Co. Ltd.	600	21,553

Total Hotels, Restaurants & Leisure		475,653

Household Durables – 1.9%

Cleanup Corp.	4,500	19,650

ES-Con Japan Ltd.(a)	7,200	48,405

FJ Next Holdings Co. Ltd.(a)	4,100	33,408

Fuji Corp. Ltd.(a)	4,200	21,350

Fujitsu General Ltd.	1,900	37,413

Hinokiya Group Co. Ltd.(a)	1,500	29,092

Hoosiers Holdings	2,900	15,578

JVCKenwood Corp.	10,900	15,985

Ki-Star Real Estate Co. Ltd.(a)	1,200	52,103

LEC, Inc.(a)	2,800	20,301

Pressance Corp.	1,817	27,351

Sanei Architecture Planning Co. Ltd.(a)	1,500	19,687

Sangetsu Corp.	3,300	41,571

Tama Home Co. Ltd.	3,000	63,127

Tamron Co. Ltd.(a)	900	17,655

Zojirushi Corp.(a)	2,100	25,122

Total Household Durables		487,798

Household Products – 0.5%

Earth Corp.	600	27,584

Pigeon Corp.	5,600	99,335

Transaction Co. Ltd.	1,000	8,190

Total Household Products		135,109

Independent Power & Renewable Electricity Producers – 0.9%

Electric Power Development Co. Ltd.	13,500	194,422

eRex Co. Ltd.	900	12,843

West Holdings Corp.	600	23,926

Total Independent Power & Renewable Electricity Producers		231,191

Industrial Conglomerates – 0.6%

Nisshinbo Holdings, Inc.	7,700	67,436

Noritsu Koki Co. Ltd.(a)	500	9,640

TOKAI Holdings Corp.	10,200	72,440

Total Industrial Conglomerates		149,516

Insurance – 0.0%

Advance Create Co. Ltd.	1,500	11,753

Interactive Media & Services – 0.1%

Dip Corp.(a)	1,200	33,219

Internet & Direct Marketing Retail – 0.3%

ASKUL Corp.	2,300	30,395

Aucnet, Inc.(a)	600	7,895

Belluna Co. Ltd.(a)	3,400	20,337

Scroll Corp.(a)	4,300	29,511

Total Internet & Direct Marketing Retail		88,138

IT Services – 3.2%

Bell System24 Holdings, Inc.	3,300	37,384

Comture Corp.	500	12,770

Digital Garage, Inc.	500	18,950

DTS Corp.	2,000	44,128

Future Corp.	2,400	34,485

GMO GlobalSign Holdings KK(a)	300	15,349

GMO Internet, Inc.	2,700	62,331

Ines Corp.(a)	1,300	17,469

Infocom Corp.	1,500	26,175

Infomart Corp.	700	3,812

Information Services International-Dentsu Ltd.	1,200	38,657

See Notes to Financial Statements.

40	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

March 31, 2022

Investments	Shares	Value

JBCC Holdings, Inc.(a)	1,500	$19,180

Kanematsu Electronics Ltd.	1,600	50,554

Mitsubishi Research Institute, Inc.	800	26,365

NEC Networks & System Integration Corp.	4,500	66,216

NET One Systems Co. Ltd.	2,600	61,286

Nihon Unisys Ltd.	3,700	94,958

NSD Co. Ltd.	2,900	52,373

Relia, Inc.	3,500	30,682

SB Technology Corp.(a)	500	10,435

TDC Soft, Inc.(a)	1,400	13,472

TKC Corp.	1,500	41,030

Transcosmos, Inc.	1,500	39,423

Uchida Yoko Co. Ltd.	300	12,012

Total IT Services		829,496

Leisure Products – 1.1%

Daikoku Denki Co. Ltd.	1,400	13,991

Furyu Corp.(a)	1,200	10,935

GLOBERIDE, Inc.(a)	500	11,938

Mizuno Corp.	800	13,914

Roland Corp.	1,900	63,164

Sankyo Co. Ltd.	4,800	134,262

Tomy Co. Ltd.	2,600	26,155

Total Leisure Products		274,359

Machinery – 4.6%

Aichi Corp.	5,200	37,787

Aida Engineering Ltd.	2,000	17,417

Alinco, Inc.	2,100	15,001

Bando Chemical Industries Ltd.	4,200	30,555

CKD Corp.(a)	1,500	23,296

DMG Mori Co. Ltd.	1,900	26,205

Ebara Jitsugyo Co. Ltd.	800	16,194

Fujitec Co. Ltd.(a)	3,100	80,453

Fukushima Galilei Co. Ltd.(a)	500	15,839

Furukawa Co. Ltd.	2,900	30,798

Giken Ltd.	700	21,425

Glory Ltd.(a)	2,600	44,385

Hitachi Zosen Corp.	3,135	19,268

Japan Steel Works Ltd.	1,203	37,862

Kito Corp.(a)	1,400	20,474

Kitz Corp.	2,500	14,150

Kyokuto Kaihatsu Kogyo Co. Ltd.	2,000	22,871

Meidensha Corp.(a)	1,300	27,216

METAWATER Co. Ltd.	1,700	28,040

Mitsubishi Logisnext Co. Ltd.	900	6,911

Mitsuboshi Belting Ltd.	1,500	25,050

Morita Holdings Corp.	1,900	19,348

Nachi-Fujikoshi Corp.	400	13,808

Nikko Co. Ltd.(a)	5,700	28,506

Nippon Thompson Co. Ltd.	2,100	9,360

Nissei ASB Machine Co. Ltd.	600	15,399

Nitta Corp.	1,300	29,604

Nomura Micro Science Co. Ltd.(a)	200	7,011

Noritake Co. Ltd.	500	18,373

Obara Group, Inc.	600	14,771

Oiles Corp.(a)	1,800	22,468

OKUMA Corp.	500	21,009

Organo Corp.	300	25,038

OSG Corp.	1,800	27,866

Shibaura Machine Co. Ltd.	1,300	36,630

Shibuya Corp.	900	18,085

Shinmaywa Industries Ltd.	4,200	31,316

Sodick Co. Ltd.	3,000	19,403

Star Micronics Co. Ltd.	2,700	34,257

Takeuchi Manufacturing Co. Ltd.	1,200	26,121

Teikoku Electric Manufacturing Co. Ltd.	1,200	15,562

Tocalo Co. Ltd.	2,700	30,253

Torishima Pump Manufacturing Co. Ltd.	2,700	22,824

Tsubaki Nakashima Co. Ltd.	1,400	11,154

Tsubakimoto Chain Co.	1,600	40,272

Tsugami Corp.	1,500	16,437

Union Tool Co.	600	18,834

YAMABIKO Corp.	2,200	27,116

Yushin Precision Equipment Co. Ltd.	3,200	17,717

Total Machinery		1,179,739

Marine – 0.4%

Iino Kaiun Kaisha Ltd.	7,500	51,040

Japan Transcity Corp.(a)	3,400	16,948

NS United Kaiun Kaisha Ltd.	1,200	41,623

Total Marine		109,611

Media – 0.9%

Carta Holdings, Inc.(a)	1,400	27,706

Digital Holdings, Inc.(a)	1,100	12,661

Intage Holdings, Inc.	1,800	25,463

Proto Corp.	1,400	11,927

SKY Perfect JSAT Holdings, Inc.	19,200	65,490

TV Tokyo Holdings Corp.	1,800	29,512

ValueCommerce Co. Ltd.	600	18,463

Wowow, Inc.	1,900	25,125

Zenrin Co. Ltd.	3,200	26,285

Total Media		242,632

Metals & Mining – 3.6%

Aichi Steel Corp.	900	17,818

Asahi Holdings, Inc.	5,000	93,306

Daido Steel Co. Ltd.	1,200	36,482

Daiki Aluminium Industry Co. Ltd.(a)	2,500	32,441

Dowa Holdings Co. Ltd.	1,800	83,197

Hakudo Co. Ltd.(a)	900	19,146

Kobe Steel Ltd.	16,300	79,368

Kurimoto Ltd.	900	11,642

Kyoei Steel Ltd.(a)	3,200	35,302

Maruichi Steel Tube Ltd.	4,800	109,149

Mitsubishi Materials Corp.	6,700	118,295

Mitsui Mining & Smelting Co. Ltd.	2,100	58,047

Neturen Co. Ltd.	2,800	13,634

Nippon Denko Co. Ltd.	7,600	21,227

Nippon Light Metal Holdings Co. Ltd.(a)	4,900	69,155

See Notes to Financial Statements.

WisdomTree Trust	41

Schedule of Investments (continued)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

March 31, 2022

Investments	Shares	Value

Nippon Yakin Kogyo Co. Ltd.(a)	900	$20,836

Nittetsu Mining Co. Ltd.	300	17,499

Sanyo Special Steel Co. Ltd.(a)	2,100	36,732

Toho Titanium Co. Ltd.	1,400	16,783

Toho Zinc Co. Ltd.(a)	300	7,282

Tokyo Steel Manufacturing Co. Ltd.(a)	2,700	25,893

Tokyo Tekko Co. Ltd.	800	8,799

Total Metals & Mining		932,033

Multiline Retail – 1.3%

H2O Retailing Corp.(a)	5,100	35,590

Izumi Co. Ltd.	2,500	66,323

J. Front Retailing Co. Ltd.	12,900	105,963

Mr. Max Holdings Ltd.	3,300	15,878

Seria Co. Ltd.	2,000	45,693

Takashimaya Co. Ltd.	6,000	57,442

Total Multiline Retail		326,889

Oil, Gas & Consumable Fuels – 1.0%

Cosmo Energy Holdings Co. Ltd.	6,200	134,344

Itochu Enex Co. Ltd.	7,900	66,845

Nippon Coke & Engineering Co. Ltd.(a)	20,700	24,559

Sala Corp.	4,300	22,638

San-Ai Oil Co. Ltd.	1,900	14,699

Total Oil, Gas & Consumable Fuels		263,085

Paper & Forest Products – 0.5%

Daiken Corp.	1,500	26,843

Hokuetsu Corp.(a)	7,500	42,945

Nippon Paper Industries Co. Ltd.(a)	5,700	48,793

Total Paper & Forest Products		118,581

Personal Products – 0.4%

Milbon Co. Ltd.	500	22,574

Noevir Holdings Co. Ltd.	1,800	73,335

Total Personal Products		95,909

Pharmaceuticals – 1.6%

Astena Holdings Co. Ltd.	3,400	12,465

Kaken Pharmaceutical Co. Ltd.	2,400	76,919

KYORIN Holdings, Inc.	3,700	54,170

Mochida Pharmaceutical Co. Ltd.	1,800	55,390

Sawai Group Holdings Co. Ltd.	1,700	62,467

Seikagaku Corp.(a)	2,500	18,023

Towa Pharmaceutical Co. Ltd.	1,700	38,489

Tsumura & Co.	2,100	55,366

ZERIA Pharmaceutical Co. Ltd.	1,600	25,099

Total Pharmaceuticals		398,388

Professional Services – 1.4%

Altech Corp.	1,450	22,471

en Japan, Inc.	700	17,025

Forum Engineering, Inc.	2,600	17,458

FULLCAST Holdings Co. Ltd.	900	19,435

Funai Soken Holdings, Inc.(a)	1,340	24,388

IR Japan Holdings Ltd.(a)	300	10,764

JAC Recruitment Co. Ltd.	3,300	50,380

LIKE, Inc.(a)	900	15,216

Link and Motivation, Inc.(a)	300	1,347

Meitec Corp.	1,200	65,747

Nomura Co. Ltd.	3,900	29,497

Outsourcing, Inc.	900	9,424

Pasona Group, Inc.	800	16,247

Tanseisha Co. Ltd.	3,000	19,749

UT Group Co. Ltd.	300	7,675

World Holdings Co. Ltd.	900	17,425

YAMADA Consulting Group Co. Ltd.(a)	1,300	12,649

Total Professional Services		356,897

Real Estate Management & Development – 1.9%

Aoyama Zaisan Networks Co. Ltd.(a)	1,700	17,284

CRE, Inc.	900	13,288

Daibiru Corp.*	2,500	45,211

Dear Life Co. Ltd.(a)	5,800	25,326

Goldcrest Co. Ltd.	2,300	31,949

Heiwa Real Estate Co. Ltd.(a)	1,600	52,136

Ichigo, Inc.	16,500	42,822

Katitas Co. Ltd.	1,100	30,632

Keihanshin Building Co. Ltd.(a)	2,100	25,935

SAMTY Co. Ltd.	3,400	61,627

Shinoken Group Co. Ltd.	2,800	23,669

Starts Corp., Inc.	1,800	35,577

Sun Frontier Fudousan Co. Ltd.	6,700	57,961

Takara Leben Co. Ltd.	9,200	22,664

Tosei Corp.	1,400	13,449

Total Real Estate Management & Development		499,530

Road & Rail – 1.2%

Alps Logistics Co. Ltd.(a)	1,800	15,928

Fukuyama Transporting Co. Ltd.(a)	900	27,065

Hamakyorex Co. Ltd.	700	16,546

Maruzen Showa Unyu Co. Ltd.(a)	800	20,861

Nankai Electric Railway Co. Ltd.	1,900	36,990

Nikkon Holdings Co. Ltd.	2,700	45,491

Nishi-Nippon Railroad Co. Ltd.(a)	1,100	24,316

Sakai Moving Service Co. Ltd.	400	13,940

Seino Holdings Co. Ltd.	5,300	48,644

Senko Group Holdings Co. Ltd.	9,400	69,547

Total Road & Rail		319,328

Semiconductors & Semiconductor Equipment – 1.2%

Ferrotec Holdings Corp.	700	15,866

Furuya Metal Co. Ltd.	200	17,038

Japan Material Co. Ltd.	1,600	22,937

MegaChips Corp.	300	9,343

Micronics Japan Co. Ltd.	1,000	13,792

Mimasu Semiconductor Industry Co. Ltd.	700	14,787

Mitsui High-Tec, Inc.	300	30,772

Optorun Co. Ltd.	1,500	26,015

Shibaura Mechatronics Corp.(a)	200	14,204

Tokyo Seimitsu Co. Ltd.	1,700	68,350

Ulvac, Inc.	1,100	57,096

Yamaichi Electronics Co. Ltd.(a)	1,300	20,104

Total Semiconductors & Semiconductor Equipment		310,304

See Notes to Financial Statements.

42	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

March 31, 2022

Investments	Shares	Value

Software – 0.9%

Broadleaf Co. Ltd.	4,500	$13,681

Computer Engineering & Consulting Ltd.	1,700	17,984

Cresco Ltd.(a)	1,200	19,437

Cybernet Systems Co. Ltd.(a)	2,800	17,117

Digital Arts, Inc.	200	12,227

Fuji Soft, Inc.	500	25,376

Fukui Computer Holdings, Inc.(a)	400	10,711

Miroku Jyoho Service Co. Ltd.	1,300	15,252

Scala, Inc.	1,500	9,331

SRA Holdings(a)	1,600	36,633

Systena Corp.	6,300	22,371

UNITED, Inc.(a)	900	13,814

WingArc1st, Inc.	800	9,353

Total Software		223,287

Specialty Retail – 3.4%

Adastria Co. Ltd.	2,022	31,936

Alleanza Holdings Co. Ltd.(a)	1,900	15,247

Alpen Co. Ltd.	1,200	20,238

Arcland Sakamoto Co. Ltd.	1,100	13,730

Asahi Co. Ltd.	1,700	18,586

Autobacs Seven Co. Ltd.	7,400	82,002

Bic Camera, Inc.(a)	4,400	39,224

Chiyoda Co. Ltd.	3,500	21,224

DCM Holdings Co. Ltd.	6,800	59,050

EDION Corp.	6,900	64,523

Honeys Holdings Co. Ltd.	2,100	18,080

IDOM, Inc.	1,500	8,997

JINS Holdings, Inc.(a)	300	14,262

Joshin Denki Co. Ltd.	1,500	23,753

Joyful Honda Co. Ltd.	2,500	30,896

K’s Holdings Corp.(a)	12,900	134,234

Kohnan Shoji Co. Ltd.	900	25,916

Kojima Co. Ltd.	2,500	11,843

Komeri Co. Ltd.	1,300	28,158

Nafco Co. Ltd.	1,300	18,208

Nextage Co. Ltd.	700	12,798

Nojima Corp.	1,400	26,725

PAL GROUP Holdings Co. Ltd.	1,400	17,902

PC Depot Corp.	2,900	7,240

T-Gaia Corp.	2,800	37,764

VT Holdings Co. Ltd.(a)	7,254	26,655

Xebio Holdings Co. Ltd.	2,400	18,725

Yellow Hat Ltd.	3,300	42,740

Total Specialty Retail		870,656

Technology Hardware, Storage & Peripherals – 1.5%

Eizo Corp.	1,000	29,578

Elecom Co. Ltd.	3,100	37,596

Konica Minolta, Inc.(a)	40,100	170,476

MCJ Co. Ltd.	4,100	31,449

Riso Kagaku Corp.	1,100	17,980

Roland DG Corp.	500	13,924

Toshiba TEC Corp.	900	36,445

Wacom Co. Ltd.(a)	4,700	36,516

Total Technology Hardware, Storage & Peripherals		373,964

Textiles, Apparel & Luxury Goods – 0.9%

Baroque Japan Ltd.	2,900	18,684

Fujibo Holdings, Inc.	600	17,104

Gunze Ltd.	900	27,769

Japan Wool Textile Co. Ltd.	4,100	30,131

Kurabo Industries Ltd.(a)	1,000	14,476

Onward Holdings Co. Ltd.(a)	9,339	19,698

Seiko Holdings Corp.	1,400	26,460

Seiren Co. Ltd.(a)	1,500	27,485

Wacoal Holdings Corp.	1,800	27,317

Yondoshi Holdings, Inc.	2,000	27,024

Total Textiles, Apparel & Luxury Goods		236,148

Thrifts & Mortgage Finance – 0.1%

Aruhi Corp.(a)	2,200	18,071

Trading Companies & Distributors – 3.0%

Advan Group Co. Ltd.	2,700	20,021

Alconix Corp.	1,100	12,679

Chori Co. Ltd.	1,500	21,739

Daiichi Jitsugyo Co. Ltd.	400	14,072

Hanwa Co. Ltd.	1,100	29,364

Inaba Denki Sangyo Co. Ltd.	2,800	57,303

Inabata & Co. Ltd.(a)	5,700	96,882

Kamei Corp.	2,100	17,440

Kanamoto Co. Ltd.	1,400	23,092

Kanematsu Corp.	5,200	57,495

Kokusai Pulp & Paper Co. Ltd.	5,000	13,100

Nagase & Co. Ltd.	4,300	64,513

Nichiden Corp.(a)	900	15,994

Nippon Steel Trading Corp.	2,196	96,072

Nishio Rent All Co. Ltd.	1,200	27,653

Onoken Co. Ltd.(a)	2,700	34,302

Sanyo Trading Co. Ltd.(a)	2,500	20,330

Sato Shoji Corp.(a)	1,500	14,249

Shinsho Corp.	700	20,531

Trusco Nakayama Corp.	1,200	23,718

Wakita & Co. Ltd.	2,700	22,245

Yamazen Corp.(a)	2,800	21,777

Yuasa Trading Co. Ltd.	1,300	31,018

Total Trading Companies & Distributors		755,589

Transportation Infrastructure – 0.6%

Kamigumi Co. Ltd.	4,200	76,128

Mitsubishi Logistics Corp.(a)	2,600	65,121

Nissin Corp.(a)	1,000	13,462

Total Transportation Infrastructure		154,711

Wireless Telecommunication Services – 0.3%

Okinawa Cellular Telephone Co.	1,800	73,112
TOTAL COMMON STOCKS (Cost: $30,272,343)		25,254,385

See Notes to Financial Statements.

WisdomTree Trust	43

Schedule of Investments (concluded)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

March 31, 2022

Investments	Shares	Value

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 13.0%

United States – 13.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.25%(b)

(Cost: $3,316,275)	3,316,275	$3,316,275

TOTAL INVESTMENTS IN SECURITIES – 111.6% (Cost: $33,588,618)		28,570,660

Other Assets less Liabilities – (11.6)%		(2,967,174)

NET ASSETS – 100.0%		$25,603,486
*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2022 (See Note 2). At March 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $5,450,730 and the total market value of the collateral held by the Fund was $5,784,842. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $2,468,567.

(b)	Rate shown represents annualized 7-day yield as of March 31, 2022.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America NA	4/5/2022	768,176,531	JPY	6,328,858	USD	$195	$—
Bank of America NA	4/5/2022	8,438,477	USD	971,186,849	JPY	436,810	—
Bank of America NA	5/9/2022	6,478,008	USD	785,774,596	JPY	—	(268)
Barclays Bank PLC	4/5/2022	768,163,873	JPY	6,328,858	USD	90	—
Barclays Bank PLC	5/9/2022	6,478,007	USD	785,753,098	JPY	—	(92)
Citibank NA	4/5/2022	8,438,477	USD	971,202,882	JPY	436,678	—
Goldman Sachs	4/5/2022	8,438,477	USD	971,200,351	JPY	436,699	—
JP Morgan Chase Bank NA	4/5/2022	486,538,054	JPY	4,219,238	USD	—	(210,622)
JP Morgan Chase Bank NA	4/5/2022	508,990,729	JPY	4,219,238	USD	—	(25,633)
JP Morgan Chase Bank NA	4/5/2022	768,160,076	JPY	6,328,858	USD	59	—
JP Morgan Chase Bank NA	4/5/2022	8,438,477	USD	971,169,972	JPY	436,950	—
JP Morgan Chase Bank NA	5/9/2022	6,478,008	USD	785,751,275	JPY	—	(76)
UBS AG	4/5/2022	768,172,734	JPY	6,328,858	USD	163	—
UBS AG	5/9/2022	6,478,008	USD	785,766,823	JPY	—	(204)
						$1,747,644	$(236,895)

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks
Banks	$2,163,081	$21,743	$—	$2,184,824
Other	23,069,561	—	—	23,069,561
Investment of Cash Collateral for Securities Loaned	—	3,316,275	—	3,316,275
Total Investments in Securities	$25,232,642	$3,338,018	$—	$28,570,660
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$1,747,644	$—	$1,747,644

Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(236,895)	$—	$(236,895)
Total – Net	$25,232,642	$4,848,767	$—	$30,081,409
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

44	WisdomTree Trust

Statements of Assets and Liabilities

WisdomTree Trust

March 31, 2022

	WisdomTree Europe Hedged Equity Fund	WisdomTree Europe Hedged SmallCap Equity Fund	WisdomTree Germany Hedged Equity Fund	WisdomTree International Hedged Quality Dividend Growth Fund	WisdomTree Japan Hedged Equity Fund	WisdomTree Japan Hedged SmallCap Equity Fund
ASSETS:

Investments, at cost	$1,798,809,680	$64,332,298	$24,992,906	$1,090,925,874	$2,027,173,581	$33,588,618

Investment in affiliates, at cost (Note 3)	—	—	—	882,631	—	—

Foreign currency, at cost	1,983,387	50,989	26,474	763,608	1,520,789	42,318
Investments in securities, at value1,2 (Note 2)	1,942,732,502	62,698,108	25,178,580	1,184,523,176	1,921,565,991	28,570,660

Investment in affiliates, at value (Note 3)	—	—	—	1,121,046	—	—

Cash	187,440	779	4,918	1,214,848	5,205	11,911

Foreign currency, at value	1,986,189	51,020	27,085	765,125	1,530,511	42,564

Unrealized appreciation on foreign currency contracts	22,522,127	642,317	326,382	16,685,609	103,648,052	1,747,644

Receivables:

Investment securities sold[3]	—	—	—	—	32,088,994	—

Capital shares sold	—	—	—	4,303,913	—	—

Dividends	1,100,088	78,989	116	7,977,496	24,653,304	375,245

Securities lending income	53,269	3,825	893	23,831	29,493	1,141

Foreign tax reclaims	4,354,394	105,500	137,324	2,464,151	—	—

Other (Note 6)	—	20,812	—	—	—	—
Total Assets	1,972,936,009	63,601,350	25,675,298	1,219,079,195	2,083,521,550	30,749,165
LIABILITIES:

Unrealized depreciation on foreign currency contracts	67,941	2,206	923	4,826,786	4,930,055	236,895

Payables:

Cash collateral received for securities loaned (Note 2)	93,888,007	2,439,931	120,280	26,747,300	21,586,729	3,316,275

Investment securities purchased	12,295,302	352,097	188,419	9,853,842	100,810,831	1,577,884

Capital shares redeemed	—	—	—	—	35,553,355	—

Advisory fees (Note 3)	930,297	29,118	10,228	554,497	788,894	14,515

Service fees (Note 2)	7,057	221	94	4,209	7,232	110

Other (Note 6)	—	6,244	—	—	—	—
Total Liabilities	107,188,604	2,829,817	319,944	41,986,634	163,677,096	5,145,679
NET ASSETS	$1,865,747,405	$60,771,533	$25,355,354	$1,177,092,561	$1,919,844,454	$25,603,486
NET ASSETS:

Paid-in capital	$3,761,349,593	$81,292,613	$57,466,540	$1,083,200,831	$3,664,481,540	$51,882,800

Total distributable earnings (loss)	(1,895,602,188)	(20,521,080)	(32,111,186)	93,891,730	(1,744,637,086)	(26,279,314)
NET ASSETS	$1,865,747,405	$60,771,533	$25,355,354	$1,177,092,561	$1,919,844,454	$25,603,486
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	25,200,000	1,750,000	750,000	27,350,000	29,700,000	600,000
Net asset value per share	$74.04	$34.73	$33.81	$43.04	$64.64	$42.67
[1] Includes market value of securities out on loan of:	$92,957,718	$2,970,630	$115,131	$48,372,496	$73,768,650	$5,450,730
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).
[3] Includes market value of securities out of loan, which were sold and pending settlement, of:	—	—	—	—	$25,910	—

See Notes to Financial Statements.

WisdomTree Trust	45

Statements of Operations

WisdomTree Trust

For the Year Ended March 31, 2022

	WisdomTree Europe Hedged Equity Fund	WisdomTree Europe Hedged SmallCap Equity Fund	WisdomTree Germany Hedged Equity Fund	WisdomTree International Hedged Quality Dividend Growth Fund	WisdomTree Japan Hedged Equity Fund	WisdomTree Japan Hedged SmallCap Equity Fund
INVESTMENT INCOME:

Dividends	$50,056,000	$1,472,654	$1,162,425	$37,933,460	$60,928,810	$1,044,334

Dividends from affiliates (Note 3)	—	—	—	33,146	—	—

Non-cash dividends	3,206,159	52,379	—	17,804	—	—

Other income (Note 6)	91,988	78,708	—	—	—	—

Securities lending income, net (Note 2)	416,944	26,793	3,926	163,776	174,795	8,544

Less: Foreign withholding taxes on dividends	(5,094,995)	(229,264)	(119,961)	(1,826,078)	(6,095,547)	(104,478)
Total investment income	48,676,096	1,401,270	1,046,390	36,322,108	55,008,058	948,400
EXPENSES:

Advisory fees (Note 3)	11,885,055	299,874	148,232	6,138,491	8,999,672	193,247

Service fees (Note 2)	90,162	2,275	1,359	46,568	82,497	1,466

Other fees (Note 6)	26,950	23,602	—	—	—	—
Total expenses	12,002,167	325,751	149,591	6,185,059	9,082,169	194,713
Expense waivers (Note 3)	—	—	—	(3,548)	—	—
Net expenses	12,002,167	325,751	149,591	6,181,511	9,082,169	194,713
Net investment income	36,673,929	1,075,519	896,799	30,140,597	45,925,889	753,687
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	31,418,120	3,428,339	(170,050)	(4,487,639)	(41,577,543)	(1,438,477)

Investment transactions in affiliates (Note 3)	—	—	—	110,708	—	—

In-kind redemptions	38,270,557	—	957,998	76,249,053	139,326,341	1,012,685

Foreign currency contracts	172,094,740	4,308,411	2,584,987	68,824,693	142,852,050	3,063,005

Foreign currency related transactions	(918,025)	(28,562)	3,741	(696,459)	(860,288)	(15,677)
Net realized gain	240,865,392	7,708,188	3,376,676	140,000,356	239,740,560	2,621,536
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	(163,701,429)	(6,876,323)	(3,518,621)	(84,945,247)	(178,410,352)	(5,035,653)

Investment transactions in affiliates (Note 3)	—	—	—	(123,117)	—	—

Foreign currency contracts	(36,872,569)	(523,375)	(615,195)	(11,258,913)	41,813,700	443,999

Translation of assets and liabilities denominated in foreign currencies	(313,975)	(11,060)	(30,810)	37,923	156,234	1,949
Net decrease in unrealized appreciation/depreciation	(200,887,973)	(7,410,758)	(4,164,626)	(96,289,354)	(136,440,418)	(4,589,705)
Net realized and unrealized gain (loss) on investments	39,977,419	297,430	(787,950)	43,711,002	103,300,142	(1,968,169)
Net increase from payment by affiliate (Note 3)	—	—	—	13,616	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$76,651,348	$1,372,949	$108,849	$73,865,215	$149,226,031	$(1,214,482)

See Notes to Financial Statements.

46	WisdomTree Trust

Statements of Changes in Net Assets

WisdomTree Trust

	WisdomTree Europe Hedged Equity Fund		WisdomTree Europe Hedged SmallCap Equity Fund		WisdomTree Germany Hedged Equity Fund

	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$36,673,929	$54,377,375	$1,075,519	$1,365,252	$896,799	$1,037,775

Net realized gain (loss) on investments, foreign currency contracts and foreign currency related transactions	240,865,392	(582,339,314)	7,708,188	(14,664,028)	3,376,676	(5,635,798)

Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(200,887,973)	1,251,892,332	(7,410,758)	29,161,949	(4,164,626)	19,346,445
Net increase in net assets resulting from operations	76,651,348	723,930,393	1,372,949	15,863,173	108,849	14,748,422
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(44,246,812)	(53,199,944)	(1,117,302)	(1,413,257)	(1,209,360)	(1,043,996)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	55,365,070	42,516,333	23,162,889	—	—	—

Cost of shares redeemed	(159,690,153)	(975,850,079)	—	(26,293,657)	(5,002,952)	(11,867,822)

Net increase (decrease) in net assets resulting from capital share transactions	(104,325,083)	(933,333,746)	23,162,889	(26,293,657)	(5,002,952)	(11,867,822)
Net Increase (Decrease) in Net Assets	(71,920,547)	(262,603,297)	23,418,536	(11,843,741)	(6,103,463)	1,836,604
NET ASSETS:

Beginning of year	$1,937,667,952	$2,200,271,249	$37,352,997	$49,196,738	$31,458,817	$29,622,213

End of year	$1,865,747,405	$1,937,667,952	$60,771,533	$37,352,997	$25,355,354	$31,458,817
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	26,650,000	42,450,000	1,100,000	2,100,000	900,000	1,300,000

Shares created	700,000	650,000	650,000	—	—	—

Shares redeemed	(2,150,000)	(16,450,000)	—	(1,000,000)	(150,000)	(400,000)
Shares outstanding, end of year	25,200,000	26,650,000	1,750,000	1,100,000	750,000	900,000

See Notes to Financial Statements.

WisdomTree Trust	47

Statements of Changes in Net Assets (concluded)

WisdomTree Trust

	WisdomTree International Hedged Quality Dividend Growth Fund		WisdomTree Japan Hedged Equity Fund		WisdomTree Japan Hedged SmallCap Equity Fund

	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$30,140,597	$18,842,679	$45,925,889	$32,351,041	$753,687	$545,208

Net realized gain (loss) on investments, foreign currency contracts and foreign currency related transactions	140,000,356	(8,931,167)	239,740,560	(47,209,430)	2,621,536	(3,219,356)

Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(96,289,354)	231,873,633	(136,440,418)	630,004,213	(4,589,705)	12,647,009

Net increase from payment by affiliate	13,616	1,756,103	—	22,753	—	—
Net increase (decrease) in net assets resulting from operations	73,865,215	243,541,248	149,226,031	615,168,577	(1,214,482)	9,972,861
DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings	(34,880,873)	(20,307,783)	(51,969,830)	(43,598,753)	(980,043)	(1,037,117)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	480,736,121	167,467,543	911,652,905	234,513,759	13,925,653	—

Cost of shares redeemed	(242,118,958)	(83,555,794)	(763,823,383)	(841,125,421)	(17,459,472)	(21,653,342)
Net increase (decrease) in net assets resulting from capital share transactions	238,617,163	83,911,749	147,829,522	(606,611,662)	(3,533,819)	(21,653,342)
Net Increase (Decrease) in Net Assets	277,601,505	307,145,214	245,085,723	(35,041,838)	(5,728,344)	(12,717,598)
NET ASSETS:

Beginning of year	$899,491,056	$592,345,842	$1,674,758,731	$1,709,800,569	$31,331,830	$44,049,428

End of year	$1,177,092,561	$899,491,056	$1,919,844,454	$1,674,758,731	$25,603,486	$31,331,830
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	21,850,000	19,350,000	27,450,000	40,100,000	700,000	1,300,000

Shares created	10,850,000	4,750,000	14,700,000	4,200,000	300,000	—
Shares redeemed	(5,350,000)	(2,250,000)	(12,450,000)	(16,850,000)	(400,000)	(600,000)
Shares outstanding, end of year	27,350,000	21,850,000	29,700,000	27,450,000	600,000	700,000

See Notes to Financial Statements.

48	WisdomTree Trust

Financial Highlights

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Europe Hedged Equity Fund	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
Net asset value, beginning of year	$72.71	$51.83	$63.90	$62.67	$62.80
Investment operations:

Net investment income[1]	1.38	1.76	1.52	1.79	1.23

Net realized and unrealized gain (loss)	1.62	20.86	(12.21)	0.90	0.08
Total from investment operations	3.00	22.62	(10.69)	2.69	1.31
Dividends and distributions to shareholders:

Net investment income	(1.67)	(1.74)	(1.38)	(1.29)	(1.44)

Tax return of capital	—	—	—	(0.17)	—
Total dividends and distributions to shareholders	(1.67)	(1.74)	(1.38)	(1.46)	(1.44)
Net asset value, end of year	$74.04	$72.71	$51.83	$63.90	$62.67

TOTAL RETURN[2]	4.04%	44.22%	(17.15)%	4.33%	2.03%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$1,865,747	$1,937,668	$2,200,271	$3,744,358	$6,332,946

Ratios to average net assets of:

Expenses	0.59%[3]	0.58%	0.58%	0.58%	0.58%

Net investment income	1.79%	2.81%	2.29%	2.86%	1.91%
Portfolio turnover rate[4]	34%	55%	26%	18%	20%

WisdomTree Europe Hedged SmallCap Equity Fund	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
Net asset value, beginning of year	$33.96	$23.43	$30.17	$30.62	$28.29
Investment operations:

Net investment income[1]	0.75	1.02	1.22	1.06	0.74

Net realized and unrealized gain (loss)	0.91 ^	10.56	(6.92)	(0.89)	2.05
Total from investment operations	1.66 ^	11.58	(5.70)	0.17	2.79
Dividends and distributions to shareholders:

Net investment income	(0.89)	(1.05)	(1.04)	(0.62)	(0.45)

Tax return of capital	—	—	—	—	(0.01)
Total dividends and distributions to shareholders	(0.89)	(1.05)	(1.04)	(0.62)	(0.46)
Net asset value, end of year	$34.73	$33.96	$23.43	$30.17	$30.62

TOTAL RETURN[2]	4.86%	50.50%	(19.62)%	0.54%	9.88%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$60,772	$37,353	$49,197	$120,671	$154,624

Ratios to average net assets of:

Expenses	0.63%[3]	0.58%	0.58%	0.58%	0.58%

Net investment income	2.08%	3.59%	3.99%	3.55%	2.43%
Portfolio turnover rate[4]	57%	77%	49%	37%	37%

^

The amount per share does not correspond with the amount reported within the Statements of Changes due to the timing of capital share transactions of Fund shares and fluctuating market values during the fiscal year.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period.

[3]	Included in the expense ratio are “Other fees” described in Note 6. Without these expenses, the expense ratio would have been 0.58%.

[4]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

WisdomTree Trust	49

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Germany Hedged Equity Fund	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
Net asset value, beginning of year	$34.95	$22.79	$28.63	$30.95	$30.40
Investment operations:

Net investment income[1]	1.03	0.98	0.88	1.10	0.87

Net realized and unrealized gain (loss)	(0.79)	12.16	(5.87)	(2.64)	0.54
Total from investment operations	0.24	13.14	(4.99)	(1.54)	1.41
Dividends and distributions to shareholders:

Net investment income	(1.38)	(0.98)	(0.85)	(0.59)	(0.64)

Tax return of capital	—	—	—	(0.19)	(0.22)
Total dividends and distributions to shareholders	(1.38)	(0.98)	(0.85)	(0.78)	(0.86)
Net asset value, end of year	$33.81	$34.95	$22.79	$28.63	$30.95

TOTAL RETURN[2]	0.50%	58.59%	(18.06)%	(5.07)%	4.63%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$25,355	$31,459	$29,622	$51,541	$91,302

Ratios to average net assets of:

Expenses	0.48%	0.48%	0.48%	0.48%	0.48%

Net investment income	2.90%	3.38%	2.95%	3.66%	2.78%
Portfolio turnover rate[3]	24%	46%	41%	16%	20%

WisdomTree International Hedged Quality Dividend Growth Fund	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
Net asset value, beginning of year	$41.17	$30.61	$32.14	$30.78	$28.39
Investment operations:

Net investment income[1]	1.25	0.88	0.78	0.64	0.58

Net realized and unrealized gain (loss)	2.03	10.54	(1.59)	0.83	1.99

Net increase from payment by affiliate	0.00 [4]	0.08	—	—	—
Total from investment operations	3.28	11.50	(0.81)	1.47	2.57
Dividends to shareholders:

Net investment income	(1.41)	(0.94)	(0.72)	(0.11)	(0.18)
Net asset value, end of year	$43.04	$41.17	$30.61	$32.14	$30.78

TOTAL RETURN[2]	7.93%[5]	37.85%[6]	(2.70)%	4.78%	9.05%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$1,177,093	$899,491	$592,346	$438,708	$543,192

Ratios to average net assets of:

Expenses	0.58%[7,8]	0.58%[7,8]	0.58%[7,8]	0.58%	0.58%

Net investment income	2.85%[7]	2.37%[7]	2.32%[7]	2.07%	1.89%
Portfolio turnover rate[3]	61%	67%	61%	56%	42%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees for the WisdomTree International Hedged Quality Dividend Growth Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[4]	Amount represents less than $0.005.

[5]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain equity transactions during the period. Excluding this voluntary reimbursement, total return would have been unchanged (Note 3).

[6]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain foreign exchange transactions during the period. Excluding this voluntary reimbursement, total return would have been 0.27% lower.

[7]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[8]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

See Notes to Financial Statements.

50	WisdomTree Trust

Financial Highlights (concluded)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Japan Hedged Equity Fund	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
Net asset value, beginning of year	$61.01	$42.64	$50.42	$55.76	$50.40
Investment operations:

Net investment income[1]	1.52	1.02	1.05	1.06	0.92

Net realized and unrealized gain (loss)	3.76	18.73	(7.52)	(5.03)	5.81

Net increase from payment by affiliate	—	0.00 [2]	—	—	—
Total from investment operations	5.28	19.75	(6.47)	(3.97)	6.73
Dividends to shareholders:

Net investment income	(1.65)	(1.38)	(1.31)	(1.37)	(1.37)
Net asset value, end of year	$64.64	$61.01	$42.64	$50.42	$55.76

TOTAL RETURN[3]	8.79%	46.97%[4]	(13.26)%	(7.20)%	13.45%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$1,919,844	$1,674,759	$1,709,801	$3,254,417	$6,607,000

Ratios to average net assets of:

Expenses	0.48%	0.48%	0.48%	0.48%	0.48%

Net investment income	2.45%	2.03%	2.08%	1.96%	1.67%
Portfolio turnover rate[5]	22%	25%	20%	23%	18%

WisdomTree Japan Hedged SmallCap Equity Fund	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
Net asset value, beginning of year	$44.76	$33.88	$39.57	$44.13	$37.28
Investment operations:

Net investment income[1]	0.99	0.64	0.75	0.51	0.64

Net realized and unrealized gain (loss)	(1.80)	11.45	(5.52)	(4.31)	6.91
Total from investment operations	(0.81)	12.09	(4.77)	(3.80)	7.55
Dividends to shareholders:

Net investment income	(1.28)	(1.21)	(0.92)	(0.76)	(0.70)
Net asset value, end of year	$42.67	$44.76	$33.88	$39.57	$44.13

TOTAL RETURN[3]	(1.80)%	36.31%	(12.41)%	(8.77)%	20.42%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$25,603	$31,332	$44,049	$83,097	$207,434

Ratios to average net assets of:

Expenses	0.58%	0.58%	0.58%	0.58%	0.58%

Net investment income	2.26%	1.67%	1.90%	1.20%	1.51%
Portfolio turnover rate[5]	41%	41%	36%	38%	30%
[1]	Based on average shares outstanding.

[2]	Amount represents less than $0.005.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period.

[4]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain foreign exchange transactions during the period. Excluding this voluntary reimbursement, total return would have been unchanged.

[5]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

WisdomTree Trust	51

Notes to Financial Statements

1. ORGANIZATION

WisdomTree Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust on December 15, 2005 and is authorized to have multiple series of portfolios (each a “Fund”, collectively, the “Funds”). These notes relate only to the Funds listed below. In accordance with Accounting Standards Codification Topic 946, Financial Services-Investment Companies, each Fund listed below qualifies as an investment company and is applying the accounting and reporting guidance for investment companies.

Fund	Commencement of Operations
WisdomTree Europe Hedged Equity Fund (“Europe Hedged Equity Fund”)	December 31, 2009
WisdomTree Europe Hedged SmallCap Equity Fund (“Europe Hedged SmallCap Equity Fund”)	March 4, 2015
WisdomTree Germany Hedged Equity Fund (“Germany Hedged Equity Fund”)	October 17, 2013
WisdomTree International Hedged Quality Dividend Growth Fund (“International Hedged Quality Dividend Growth Fund”)	May 7, 2014
WisdomTree Japan Hedged Equity Fund (“Japan Hedged Equity Fund”)	June 16, 2006
WisdomTree Japan Hedged SmallCap Equity Fund (“Japan Hedged SmallCap Equity Fund”)	June 28, 2013

Each Fund seeks to track the price and yield performance, before fees and expenses, of a particular index (“Index”) developed by WisdomTree Investments, Inc. (“WisdomTree Investments”). WisdomTree Investments is the parent company of WisdomTree Asset Management, Inc. (“WTAM”), the investment adviser to each Fund and the Trust. “WisdomTree” is a registered trademark of WisdomTree Investments and has been licensed for use by the Trust. Each Fund described herein is considered to be non-diversified as defined under the 1940 Act.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believes such exposure to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.

The following is a summary of significant accounting policies followed by the Funds:

Use of Estimates — The preparation of financial statements in conformity with GAAP, requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation — The net asset value (“NAV”) of each Fund’s shares is calculated each day a Fund is open for business as of the regularly scheduled close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time (the “NAV Calculation Time”). NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding. Each Fund issues and redeems shares at NAV only in large blocks of shares known as creation units, which only certain institutions (e.g., broker-dealers) may purchase or redeem. Shares of each Fund are listed on a national securities exchange and trade at market prices. Most investors will buy and sell shares in the secondary market through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV or less than NAV. In calculating each Fund’s NAV, investments are valued under policies approved by the Board of Trustees of the Trust (the “Board of Trustees”). Equity securities (including preferred stock) traded on any recognized U.S. or non-U.S. exchange are valued at the last sale price or official closing price on the exchange on which they are principally traded. Unlisted equity securities (including preferred stock) are valued at the last sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price. Each Fund may invest in money market funds which are valued at their NAV per share and exchange-traded funds (“ETFs” or “ETF”) or exchange-traded notes (“ETNs” or “ETN”) which are valued at their last sale or official closing price on the exchange on which they are principally traded or at their NAV per share in instances where the ETF or ETN has not traded on its principal exchange. Foreign currency contracts that settle within two business days after the trade date (“Spot Contracts”) and foreign currency contracts having a settlement period greater than two business days after the trade date (“Forward Contracts”) are valued daily using WM/Reuters closing spot and forward rates, respectively, as of 4:00 p.m. London time.

52	WisdomTree Trust

Notes to Financial Statements (continued)

In certain instances, such as when reliable market valuations are not readily available, a Fund’s investments, which include derivatives, will be fair valued in accordance with the Fund’s pricing policy. The Board of Trustees has established a pricing committee (the “Pricing Committee”) which is comprised of senior representatives of WTAM and which reports to the Board of Trustees on a quarterly basis. In the event that a financial instrument cannot be valued based upon a price from the exchange or system on which it is principally traded, independent pricing service provider or broker-dealer quotation, or such prices are deemed to not reflect current market value, the Pricing Committee may value the financial instrument in good faith under the policies and procedures approved by the Board of Trustees based on current facts and circumstances. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations, securities whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV Calculation Time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Fair Value Measurement — In accordance with Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosures, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Pricing Committee will perform other procedures (consistent with GAAP) to value an investment when a market quote is not available. ASC 820 established a three-tier hierarchy of inputs to be used when determining fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates,

prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Fund’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended (either due to events affecting the issuer of the security specifically or events affecting the primary trading exchange more broadly) or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation or market activity; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets in which the security is traded but before the time as of which a Fund’s NAV is computed and that may materially affect the value of the Fund’s investments).

The valuation techniques and significant inputs used in determining the fair market value measurements for Level 2 and Level 3 positions are as follows:

Financial instruments are generally valued by independent pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. Depending on the type of financial instrument, the independent pricing service providers’ internal pricing models may use inputs that are observable such as issuer details (e.g., credit rating, debt ranking, coupon date, maturity date, etc.), interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Financial instruments that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate. Over-the-counter financial derivative instruments derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued on the basis of broker-dealer quotations or prices obtained from independent pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative instruments can be estimated by an independent pricing service provider using a series of techniques including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as issuer details, indices, credit risks/spreads, interest rates, yield curves, default and exchange rates. Derivative

WisdomTree Trust	53

Notes to Financial Statements (continued)

contracts that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate.

Determination of a fair value by the Pricing Committee may include significant unobservable inputs and therefore such financial instruments would be reflected as a Level 3 of the fair value hierarchy. The Pricing Committee may employ a market-based valuation approach which may use, among other potential considerations, related or comparable securities, recent transactions, market multiples, and other relevant information to determine fair value. The Pricing Committee may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value.

The summary of fair valuations according to the inputs used in valuing each Fund’s assets as of the measurement date is included in a “Fair Valuation Summary” supplementary table in each applicable Fund’s Schedule of Investments.

During the fiscal year ended March 31, 2022, there were no significant transfers into or out of Level 3 of the fair value hierarchy.

Derivatives and Hedging Disclosure — Codification Topic 815 (“ASC 815”), Derivatives and Hedging, requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts as well as gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Funds have invested in derivatives, specifically foreign currency contracts during the fiscal year ended March 31, 2022 and open positions in such derivatives as of March 31, 2022 are detailed in each Fund’s Schedule of Investments. All of the derivative instruments disclosed and described herein are subject to risk. Risks may arise upon entering into foreign currency contracts from potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar or each other. The Funds’ derivative agreements may also contain credit-risk related contingent features which include, but are not limited to, a percentage decline in the Funds’ NAV over a specified time period. If an event occurred at March 31, 2022 that triggered a contingent feature, the counterparty to the agreement may require the Funds to post additional collateral or terminate the derivative positions and demand payment. Any collateral posted with respect to the derivative positions would be used to offset or reduce the payment. The maximum exposure to derivatives agreements with credit-risk related contingent features would be the total value of derivatives in net liability positions for each Fund, as disclosed in the table included in Note 2 — Master Netting Arrangements. Information with respect to the amounts and types of collateral received and/or posted for derivative instruments as of March 31, 2022, if any, is reflected as a footnote within each Fund’s Schedule of Investments.

As of March 31, 2022, the effects of such derivative instruments on each Fund’s financial position as reflected in the Statements of Assets and Liabilities are presented in the summary below:

	Asset Derivatives		Liability Derivatives

Fund	Balance Sheet Location	Value	Balance Sheet Location	Value
Europe Hedged Equity Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	$22,522,127	Unrealized depreciation on foreign currency contracts	$67,941
Europe Hedged SmallCap Equity Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	642,317	Unrealized depreciation on foreign currency contracts	2,206
Germany Hedged Equity Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	326,382	Unrealized depreciation on foreign currency contracts	923
International Hedged Quality Dividend Growth Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	16,685,609	Unrealized depreciation on foreign currency contracts	4,826,786
Japan Hedged Equity Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	103,648,052	Unrealized depreciation on foreign currency contracts	4,930,055
Japan Hedged SmallCap Equity Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	1,747,644	Unrealized depreciation on foreign currency contracts	236,895

54	WisdomTree Trust

Notes to Financial Statements (continued)

For the fiscal year ended March 31, 2022, the effects of derivative instruments on each applicable Fund’s financial performance as reflected in the Statements of Operations are presented in the summary below:

Fund	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized[2]
Europe Hedged Equity Fund
Foreign currency risk	$172,094,740	$(36,872,569)
Europe Hedged SmallCap Equity Fund
Foreign currency risk	4,308,411	(523,375)
Germany Hedged Equity Fund
Foreign currency risk	2,584,987	(615,195)
International Hedged Quality Dividend Growth Fund
Foreign currency risk	68,824,693	(11,258,913)
Japan Hedged Equity Fund
Foreign currency risk	142,852,050	41,813,700
Japan Hedged SmallCap Equity Fund
Foreign currency risk	3,063,005	443,999
[1]	Realized gains (losses) on derivatives are located on the Statements of Operations as follows:

Foreign currency risk	Net realized gain (loss) from foreign currency contracts
[2]	Change in unrealized appreciation (depreciation) is located on the Statements of Operations as follows:

Foreign currency risk	Net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts

During the fiscal year ended March 31, 2022, the volume of derivative activity (based on the average of month-end balances) for each Fund was as follows:

	Average Notional

Fund	Foreign currency contracts (to deliver USD)	Foreign currency contracts (to receive USD)
Europe Hedged Equity Fund
Foreign currency risk	$2,036,545,957	$4,069,284,946
Europe Hedged SmallCap Equity Fund
Foreign currency risk	51,140,942	102,469,806
Germany Hedged Equity Fund
Foreign currency risk	31,038,897	61,809,616
International Hedged Quality Dividend Growth Fund
Foreign currency risk	1,067,126,919	2,122,125,075
Japan Hedged Equity Fund
Foreign currency risk	1,941,698,002	3,800,246,955
Japan Hedged SmallCap Equity Fund
Foreign currency risk	34,259,563	67,179,690

Investment Transactions and Investment Income — Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Dividend income (less foreign taxes withheld, if any) is recognized on the ex-dividend date or as soon as practicable (with respect to foreign dividends) after the existence of a dividend declaration has been determined. Non-cash dividend income is recognized on the ex-dividend date, or as soon as practicable (with respect to foreign dividends) after the existence of a dividend declaration has been determined, at the fair value of securities to be received. On each measurement date, the Funds evaluate the collectability of receivable balances. Generally, the Funds will write-off dividend receivable balances that are canceled by the issuer as of date that the dividend receivable cancellation notification was publicly made available or when it becomes probable that dividends will not be collected and the amount of uncollectable dividends can be reasonably estimated. Income earned from securities lending activities (i.e., securities lending income), net of fees payable to the securities borrower and/or securities lending agent, is accrued daily.

Foreign Currency Translation — The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates prevailing on the respective dates of such transactions that are deemed appropriate by WTAM. Realized and unrealized foreign exchange gains and losses on investments are included as a component of “net realized gain (loss) from investment

WisdomTree Trust	55

Notes to Financial Statements (continued)

transactions” and “net increase (decrease) in unrealized appreciation/depreciation from investment transactions”, respectively, on the Statements of Operations. Realized and unrealized foreign exchange gains or losses from foreign currency contracts are included in “net realized gain (loss) from foreign currency contracts” and “net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts”, respectively, on the Statements of Operations. Realized and unrealized foreign exchange gains or losses arising from sales of foreign currencies, currency gains or losses recognized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid are included in “net realized gain (loss) from foreign currency related transactions” and/or “net increase (decrease) in unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currencies” in the Statements of Operations. Certain foreign exchange gains and losses included in realized and unrealized gains or losses are included in, or are a reduction of, ordinary income in accordance with U.S. Federal income tax regulations.

Expenses — Under the investment advisory agreement for each Fund, except for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of trustees who are not interested persons of the Funds (“Independent Trustees”); (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”); (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to WTAM.

Under the investment advisory agreement for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expenses related to the provision of securities lending services; and (x) the advisory fee payable to WTAM.

Acquired fund fees and expenses (“AFFEs”) (which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies) are not operating expenses of the Funds and are not paid by WTAM.

Pursuant to a separate contractual arrangement, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WTAM receives a fee, as shown on the Statements of Operations under “Service fees”, of up to 0.0044% per annum of each Fund’s average daily net assets for providing such services and paying such expenses. WTAM provides CCO services to the Trust.

Foreign Currency Contracts — The Funds may enter into foreign currency contracts to facilitate local securities settlements or to protect against currency exposure. The Funds may not enter into such contracts for speculative purposes. During the fiscal year ended March 31, 2022, the Funds utilized foreign currency contracts primarily to offset exposure to foreign currencies consistent with each Fund’s investment objective. A foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large, commercial banks) and their customers. A foreign currency contract generally does not require an initial margin deposit and no commissions are charged at any stage for trades. However, if a Fund is in an unrealized loss position on a foreign currency contract, it may be required to pledge collateral (or additional collateral) to the counterparty. If a Fund is in an unrealized gain position on a foreign currency contract, it may receive collateral from the counterparty. In the event of a default or inability of counterparties to meet the terms of their contracts, the non-defaulting party generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the contract terms.

Risks may arise upon entering into foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar or each other.

Fluctuations in the value of open foreign currency contracts are recorded for book purposes as unrealized gains or losses on foreign currency contracts by the Funds and are included in “net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts” on the Statements of Operations. Realized gains and losses on foreign currency contracts include net gains or losses

56	WisdomTree Trust

Notes to Financial Statements (continued)

recognized by the Funds on contracts which have settled are included in “net realized gain (loss)” from foreign currency contracts on the Statements of Operations.

Securities Lending — Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. The cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. The values of the investments of cash collateral for securities on loan along with the obligations to return such collateral are included on the Statements of Assets and Liabilities. The total value of securities received as collateral for securities on loan is included in a footnote following each Schedule of Investments, but is not included within the Statements of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. As compensation for lending its securities, each Fund retains all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower (net of any fee rebates paid to the borrower). The lending agent receives a portion of the income earned by the Funds in connection with the lending program. The net securities lending income earned by the Funds is disclosed on the Statements of Operations. The dividend income earned on the securities loaned is accounted for in the same manner as other dividend income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. Dividends received while a security is out on loan are not considered Qualified Dividend Income (“QDI”) under the specific criteria issued by the Internal Revenue Service and are subject to taxation at the shareholder’s ordinary income tax rate instead of the lower long-term capital gains tax rate. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults. In the event of a borrower default with respect to the failure to return to each Fund some or all of the securities loaned, the securities lending agent shall indemnify each Fund against the failure of the borrower if the value of the collateral received is insufficient to cover the market value of the securities loaned.

Master Netting Arrangements — Codification Topic 210 (“ASC 210”), Balance Sheet, requires disclosures generally intended to (i) help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position, (ii) improve transparency in the reporting of how companies mitigate credit risk, and (iii) facilitate comparisons between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of international financial reporting standards. ASC 210 requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASC 210 is limited in scope to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging); (ii) repurchase agreements and reverse repurchase agreements; and (iii) securities borrowing and securities lending transactions.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund enters into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives (“OTC”), such as foreign currency contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g., foreign currency contracts, options and certain swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from a counterparty’s non-performance.

The Funds’ securities lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between the Funds and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, a Fund typically receives from a Borrower collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, a Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. A Fund is exposed to risk of loss if a Borrower defaults on its obligation to return borrowed securities and the value of the collateral a Fund received is insufficient to cover the

WisdomTree Trust	57

Notes to Financial Statements (continued)

market value of the securities loaned. Also, the lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market fund which is subject to market fluctuation. Therefore, a Fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the Fund’s obligation to return the full amount owed to such Borrower.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement or Lending Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of March 31, 2022, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement and the Lending Agreement are detailed in the following table:

	Assets				Liabilities

	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount
Fund		Financial Instruments	Collateral Received			Financial Instruments	Collateral Posted
Europe Hedged Equity Fund
Securities Lending	$92,957,718	$—	$(92,957,718)[1]	$—	$—	$—	$—	$—
Foreign Currency Contracts	22,522,127	(64,301)	—	22,457,826	67,941	(64,301)	—	3,640
Europe Hedged SmallCap Equity Fund
Securities Lending	2,970,630	—	(2,970,630)[1]	—	—	—	—	—
Foreign Currency Contracts	642,317	(1,987)	—	640,330	2,206	(1,987)	—	219
Germany Hedged Equity Fund
Securities Lending	115,131	—	(115,131)[1]	—	—	—	—	—
Foreign Currency Contracts	326,382	(875)	—	325,507	923	(875)	—	48
International Hedged Quality Dividend Growth Fund
Securities Lending	48,372,496	—	(48,372,496)[1]	—	—	—	—	—
Foreign Currency Contracts	16,685,609	(4,812,020)	—	11,873,589	4,826,786	(4,812,020)	—	14,766
Japan Hedged Equity Fund
Securities Lending	73,794,560	—	(73,794,560)[1]	—	—	—	—	—
Foreign Currency Contracts	103,648,052	(2,319,146)	—	101,328,906	4,930,055	(2,319,146)	—	2,610,909
Japan Hedged SmallCap Equity Fund
Securities Lending	5,450,730	—	(5,450,730)[1]	—	—	—	—	—
Foreign Currency Contracts	1,747,644	(236,852)	—	1,510,792	236,895	(236,852)	—	43
[1]	The amount of collateral presented has been limited such that the net amount by counterparty cannot be less than zero.

Short-Term Investments — Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments include short-term obligations issued by the U.S. government, its agencies, non-U.S. government agencies, negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions, commercial papers, repurchase agreements and money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Tax Information and Dividends and Distributions to Shareholders — It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). A portion of the Code, known as subchapter M (“Subchapter M”), addresses the ways by which investment companies and investment trusts may pass income through to shareholders in order to avoid double taxation. Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code so that it will not be subject to federal income tax on income and gains that are timely distributed to Fund shareholders. Accordingly, no provision for U.S. federal income taxes is required. In order to qualify for the special tax treatment accorded to RICs and their shareholders, each Fund must, among other things, distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income. There can be no guarantee that a Fund will pay dividends. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward

58	WisdomTree Trust

Notes to Financial Statements (continued)

amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with the requirements of the Code and the U.S. Treasury regulations. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profit for tax purposes are reported for tax purposes as a return of capital.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

WTAM has overall responsibility for the general management and administration of the Trust. WTAM provides an investment program for each Fund. WTAM has arranged for Mellon Investments Corporation (“Mellon”) to provide sub-advisory services to the Funds. Mellon is compensated by WTAM at no additional cost to the Funds. WTAM also arranges for transfer agency, custody, fund accounting, fund administration, securities lending and all other non-distribution related services necessary for the Funds to operate, which are generally under separate agreements entered into between the Trust on behalf of the Funds and the applicable service provider. Under the investment advisory agreement for each Fund, WTAM agrees to pay all expenses of the Funds, except for certain expenses described in Note 2.

Pursuant to a separate contractual arrangement, as also described in Note 2, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees in exchange for a fee, accrued daily and paid monthly in arrears, of up to 0.0044% per annum of each Fund’s average daily net assets.

WTAM expects to receive annual advisory fees from each Fund, based on a percentage of the Fund’s average daily net assets, as shown in the following table:

Fund	Advisory Fee Rate
Europe Hedged Equity Fund	0.58%
Europe Hedged SmallCap Equity Fund	0.58%
Germany Hedged Equity Fund	0.48%
International Hedged Quality Dividend Growth Fund	0.58%
Japan Hedged Equity Fund	0.48%
Japan Hedged SmallCap Equity Fund	0.58%

During the year ended March 31, 2022, the International Hedged Quality Dividend Growth Fund received a voluntary reimbursement of $13,616 from Mellon for investment losses on certain equity transactions. The dollar amount of the reimbursement is shown in the Statements of Operations in “Net increase from payment by affiliate”.

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Transactions in shares of affiliated ETFs for the fiscal year ended March 31, 2022, as applicable, are included in an “Investment in Affiliates” supplementary table in each applicable Fund’s Schedule of Investments. For these transactions, WTAM voluntarily waives a portion of the advisory fees, that it would otherwise charge, in an amount equal to the indirect AFFE (which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies) attributable to each Fund’s investment in affiliated ETFs. The dollar amount of advisory fees waived during the period for the Funds, if any, are included in the Statement of Operations in “Expense waivers”.

During the fiscal year ended March 31, 2022, certain Funds engaged in purchase and sale transactions with funds that have a common investment adviser, WTAM. These interfund purchase and sale transactions were effected in accordance with Rule 17a-7 under the 1940 Act. For the fiscal year ended March 31, 2022, the cost of purchases, proceeds from sales and the net realized gain or loss recognized upon the disposal of securities resulting from interfund transactions are shown in the following table:

Fund	Purchases	Sales	Net Realized Gain/Loss
Europe Hedged Equity Fund	$20,717,432	$10,382,422	$(171,699)
Europe Hedged SmallCap Equity Fund	1,278,862	3,105,259	(29,348)
Germany Hedged Equity Fund	436,868	349,193	16,551
International Hedged Quality Dividend Growth Fund	40,172,769	20,375,011	(3,542,548)
Japan Hedged Equity Fund	31,513,237	13,047,927	104,412
Japan Hedged SmallCap Equity Fund	1,603,138	3,707,506	(176,433)

WisdomTree Trust	59

Notes to Financial Statements (continued)

WTAM and/or WisdomTree Investments (collectively herein, “WT”) may from time to time own shares of a Fund. As of and for the fiscal year ended March 31, 2022, WT held shares of and received distributions from the following Funds, which were purchased through an unaffiliated broker in ordinary brokerage transactions in the secondary market in which the Funds’ shares trade:

	At March 31, 2022		For the fiscal year ended March 31, 2022

Fund	Fund Shares held by WT	Market Value of Fund Shares held by WT	Dividends and Distributions paid to WT on Fund Shares held by WT
International Hedged Quality Dividend Growth Fund	—	$—	$15
Japan Hedged Equity Fund	20	1,280	43

4. CAPITAL SHARE TRANSACTIONS

As of March 31, 2022, there were an unlimited number of $0.001 par value shares of beneficial interest authorized by the Trust. Shares are issued and redeemed by each Fund only in creation units or multiples thereof. Except when aggregated in creation units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for the purchase of creation units of a Fund generally consists of the in-kind contribution of a basket of securities and/or an amount of cash. Investors purchasing and redeeming creation units may be charged a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of creation units.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding purchases and sales resulting from in-kind capital share transactions and short-term investments) and the cost of purchases and the proceeds from sales resulting from in-kind capital share transactions (excluding short-term investments) for the fiscal year ended March 31, 2022 are shown in the following table. Realized gains and losses on sales resulting from in-kind capital share redemptions, as shown on the Statements of Operations, are not recognized by the Funds for tax purposes.

			In-kind Capital Share Transactions

Fund	Purchases	Sales	Purchases	Sales
Europe Hedged Equity Fund	$802,026,333	$684,492,776	$50,884,092	$157,541,629
Europe Hedged SmallCap Equity Fund	32,755,905	28,822,740	23,092,190	—
Germany Hedged Equity Fund	8,838,288	7,160,379	—	4,880,820
International Hedged Quality Dividend Growth Fund	738,103,842	642,997,201	430,954,261	242,249,315
Japan Hedged Equity Fund	600,650,317	407,710,086	860,421,182	720,746,873
Japan Hedged SmallCap Equity Fund	16,523,798	13,382,424	13,732,739	16,920,642

6. FEDERAL INCOME TAXES

At March 31, 2022, the cost of investments (including securities on loan and derivatives) for Federal income tax purposes was as follows:

	Investments in Long Securities				Investments in Financial Derivatives[1]

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Total Net Unrealized Appreciation/ (Depreciation)
Europe Hedged Equity Fund	$1,816,105,736	$326,429,287	$(199,802,521)	$126,626,766	$—	$—	$—	$126,626,766
Europe Hedged SmallCap Equity Fund	64,779,453	4,551,140	(6,632,485)	(2,081,345)	—	—	—	(2,081,345)
Germany Hedged Equity Fund	25,474,946	2,615,864	(2,912,230)	(296,366)	—	—	—	(296,366)
International Hedged Quality Dividend Growth Fund	1,094,766,073	179,844,728	(88,966,579)	90,878,149	48,093	(23,944)	24,149	90,902,298
Japan Hedged Equity Fund	2,037,755,168	143,047,551	(259,236,728)	(116,189,177)	—	—	—	(116,189,177)
Japan Hedged SmallCap Equity Fund	33,713,298	489,943	(5,632,581)	(5,142,638)	—	—	—	(5,142,638)
[1]

Certain financial derivatives may be considered section 1256 contracts under the Code. Each section 1256 contract held at the close of a taxable year shall be treated as sold for its fair market value on the last business day of such taxable year (and any realized gain and loss shall be taken into account for the taxable year). As such, the unrealized appreciation/(depreciation) for financial derivatives on a tax basis may not correspond to the unrealized appreciation/(depreciation) on a GAAP basis. The unrealized appreciation/(depreciation) for financial derivatives on a GAAP basis is located in the respective financial derivatives tables in each Fund’s Schedule of Investments.

60	WisdomTree Trust

Notes to Financial Statements (continued)

At March 31, 2022, the components of total distributable earnings (loss) on a tax-basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital and Other Losses	Net Unrealized Appreciation/ (Depreciation)	Currency and Other Unrealized Appreciation/ (Depreciation)	Total Distributable Earnings (Loss)
Europe Hedged Equity Fund	$188,127	$(2,022,072,206)	$126,626,766	$(344,875)	$(1,895,602,188)
Europe Hedged SmallCap Equity Fund	93,805	(18,544,114)	(2,081,345)	10,574	(20,521,080)
Germany Hedged Equity Fund	12,066	(31,814,657)	(296,366)	(12,229)	(32,111,186)
International Hedged Quality Dividend Growth Fund	2,919,654	43,208	90,902,298	26,570	93,891,730
Japan Hedged Equity Fund	22,187,864	(1,650,756,088)	(116,189,177)	120,315	(1,744,637,086)
Japan Hedged SmallCap Equity Fund	357,714	(21,494,836)	(5,142,638)	446	(26,279,314)

The tax character of distributions paid during the fiscal years ended March 31, 2022 and March 31, 2021, was as follows:

	Year Ended March 31, 2022	Year Ended March 31, 2021

Fund	Distributions Paid from Ordinary Income*	Distributions Paid from Ordinary Income*
Europe Hedged Equity Fund	$44,246,812	$53,199,944
Europe Hedged SmallCap Equity Fund	1,117,302	1,413,257
Germany Hedged Equity Fund	1,209,360	1,043,996
International Hedged Quality Dividend Growth Fund	34,880,873	20,307,783
Japan Hedged Equity Fund	51,969,830	43,598,753
Japan Hedged SmallCap Equity Fund	980,043	1,037,117
*	Includes short-term capital gains, if any.

At March 31, 2022, for Federal tax purposes, the Funds have capital loss carryforwards available to offset future capital gains as indicated in the following table. The loss carryforward amounts do not have an expiration date and, therefore, can be carried forward indefinitely until utilized. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Short-Term	Long-Term	Capital Loss Available Total
Europe Hedged Equity Fund	$936,204,500	$1,085,867,706	$2,022,072,206
Europe Hedged SmallCap Equity Fund	10,346,009	8,198,105	18,544,114
Germany Hedged Equity Fund	15,336,235	16,478,422	31,814,657
International Hedged Quality Dividend Growth Fund	—	—	—
Japan Hedged Equity Fund	981,555,928	669,200,160	1,650,756,088
Japan Hedged SmallCap Equity Fund	12,085,981	9,408,855	21,494,836

Capital losses incurred after October 31 (“post-October capital losses”) and late year ordinary losses incurred after December 31 within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. At March 31, 2022, the Funds did not have any post-October capital losses or late year ordinary losses to defer.

During the fiscal year ended March 31, 2022, the amount of capital loss carryforwards used to offset realized gains are shown in the following table:

Fund	Utilized Capital Loss Carryforward
Europe Hedged Equity Fund	$172,193,244
Europe Hedged SmallCap Equity Fund	7,308,553
Germany Hedged Equity Fund	1,953,593
International Hedged Quality Dividend Growth Fund	53,007,640
Japan Hedged Equity Fund	142,222,622
Japan Hedged SmallCap Equity Fund	2,099,896

WisdomTree Trust	61

Notes to Financial Statements (continued)

At March 31, 2022, the effect of permanent “book/tax” reclassifications resulted in increases (decreases) to the components of net assets as shown in the following table. The differences are primarily due to redemptions-in-kind.

Fund	Total Distributable Earnings (Loss)	Paid-in Capital
Europe Hedged Equity Fund	$(33,675,434)	$33,675,434
Europe Hedged SmallCap Equity Fund	—	—
Germany Hedged Equity Fund	(806,978)	806,978
International Hedged Quality Dividend Growth Fund	(75,964,414)	75,964,414
Japan Hedged Equity Fund	(128,780,615)	128,780,615
Japan Hedged SmallCap Equity Fund	(780,238)	780,238

GAAP provides guidance on tax provisions that prescribe a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Foreign withholding taxes, as applicable, are accrued based on each Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Foreign withholding taxes are accrued and applied to foreign income, net realized capital gains and net unrealized appreciation, as applicable, as the foreign income is earned or capital gains and unrealized appreciation are recorded. The dollar amount of applicable foreign withholding taxes on foreign income is included net in the Statements of Operations in “Less: Foreign withholding taxes,” the foreign capital gains tax applicable on the disposal of securities is included in the Statements of Operations in “Net realized gain (loss) from investment transactions” and the dollar amount of deferred foreign capital gains tax applicable on the unrealized appreciation on securities held is included in the Statements of Operations in “Net increase (decrease) in unrealized appreciation/depreciation from investment transactions”. The Funds record a foreign tax reclaim receivable on the ex-dividend date if the tax reclaim is “more likely than not” to be sustained assuming examination by tax authorities. This determination is based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Foreign tax reclaims that have been recorded but not yet received are shown on the Statements of Assets and Liabilities in “Receivables: Foreign tax reclaims”.

As of and during the fiscal year or period ended March 31, 2022, the Funds did not have any liabilities for unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in the future. If applicable, the Funds will recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other” expenses on the Statements of Operations. The Funds file tax returns with the Internal Revenue Service, the State of New York, and various other states. Specific to U.S. federal and state taxes, generally, each of the tax years in the four-year period ended March 31, 2022, remains subject to examination by taxing authorities. Specific to foreign countries in which the Funds invest, all open tax years remain subject to examination by taxing authorities in the respective jurisdictions.

As a result of several European Court of Justice (“ECJ”) court cases in certain countries across the European Union (“EU”), certain Funds have filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (“ECJ tax reclaims”). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims is reflected as “Other income” in the Statements of Operations and the cost to file these additional ECJ tax reclaims is reflected as “Other fees” in the Statements of Operations. When the ECJ tax reclaim is not “more likely than not” to be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. At March 31, 2022, the Europe Hedged SmallCap Equity Fund recognized ECJ tax reclaim receivables of $20,812 in the Statements of Assets and Liabilities in “Other receivables” that were “more likely than not” to be sustained by tax authorities and the estimated cost of $6,244 to file for these reclaims is reflected in “Other liabilities” on the Statements of Assets and Liabilities. For U.S. income tax purposes, ECJ tax reclaims received by the Funds, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns. In the event that ECJ tax reclaims received by a Fund during the fiscal year exceed foreign withholding taxes paid, and a Fund previously passed foreign tax credits on to its shareholders, a Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service in order to pay the associated tax liability on behalf of the respective Fund’s shareholders. During the fiscal year ended March 31, 2022, the ECJ tax reclaims received by the Funds did not exceed the foreign withholding taxes of the respective Funds.

7. ADDITIONAL INFORMATION

The respiratory disease caused by a novel coronavirus (“COVID-19”) has spread globally since 2019, resulting in a global pandemic and major disruption to global markets and economies. In an organized attempt to contain and mitigate the effects of COVID-19, governments and businesses world-wide took aggressive measures, including businesses canceling dividends to preserve cash, governments closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations. COVID-19 has resulted in the disruption of and delays in the delivery of healthcare services and processes, the

62	WisdomTree Trust

Notes to Financial Statements (concluded)

cancellation of organized events and educational institutions, the disruption of production and supply chains, a decline in consumer demand for certain goods and services, and general concern and uncertainty, all of which have contributed to increased volatility in global markets. In recent months, however, the rapid COVID-19 vaccination rollout in the United States and certain other developed countries, coupled with the passage of stimulus programs in the U.S. and abroad, have resulted in a reversal of many of these trends including the re-opening of businesses, a reduction in quarantine requirements, increased consumer demand, and the resumption of certain in-person schooling, travel and events. Despite these positive trends, the prevalence of new COVID-19 variants, a failure to achieve herd immunity, or other unforeseen circumstances may result in the continued spread of the virus throughout unvaccinated populations or a resurgence in infections among vaccinated populations. As a result, it remains unclear if recent positive trends will continue in developed markets and whether such trends will spread world-wide to countries with limited access to vaccines that are still experiencing rising COVID-19 cases, hospitalizations and deaths.

The effects of COVID-19 have affected and are likely to continue to affect certain sectors and industries more dramatically than others, and the effects borne by some will negatively affect the value of the issuers in those sectors and industries, which may adversely affect the value of a Fund’s investments in those sectors or industries. It is also true that the speed at which global economies recover, or fail to recover, from the COVID-19 pandemic will affect certain sectors, industries, and issuers more dramatically than others, which in turn may adversely affect certain Fund investments.

COVID-19, and other epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, the global economy, individual companies and capital markets in ways that cannot be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to limited health care resources, including access to COVID-19 vaccinations and treatments. Political, economic and social stresses caused by COVID-19 also may exacerbate other pre-existing political, social and economic risks in certain countries. The duration of COVID-19 and its effects cannot be determined fully at this time, but the effects could be present for an extended period of time. It is impossible to predict the effects on the Funds of these or similar events and market conditions in the future. However, it is possible that these or similar events and market conditions could have a significant and adverse effect on the NAV and/or risk profile of a Fund.

*    *    *    *    *

Russia’s military invasion of Ukraine initiated in February 2022 and the economic and diplomatic responses by the United States and other countries have led to increased volatility and uncertainty in the financial markets and could continue to adversely affect regional and global economies for the foreseeable future. In response to Russia’s actions, the governments of the United States, the European Union, the United Kingdom, and many other countries collectively imposed heavy and broad-ranging economic sanctions on certain Russian individuals, corporate and banking entities, and other industries and businesses. The sanctions restrict companies from doing business with Russia and Russian companies, prohibit transactions with the Russian central bank and other key Russian financial institutions and entities, ban Russian airlines and ships from using many other countries’ airspace and ports, respectively, and place a freeze on certain Russian assets. The sanctions also removed some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally to facilitate cross-border payments. In addition, the United States has banned oil and other energy imports from Russia, and the United Kingdom made a commitment to phase out oil import from Russia by the end of 2022.

These sanctions, as well as other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion or otherwise adversely affected by the sanctions. To the extent a Fund has exposure to Russian investments or investments in countries affected by the invasion or the sanctions, the Fund’s ability to price, buy, sell, receive or deliver such investments may be impaired. In certain circumstances, such as when there is no market for a security or other means of valuing or disposing of a security, a Fund may determine to value the affected security at zero. In addition, any exposure a Fund may have to counterparties in Russia or in countries affected by the invasion could negatively affect the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions are impossible to predict, but could result in continued significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. Further, an escalation of the military conflict beyond Ukraine’s borders could result in significant, long-lasting damage to the economies of Eastern and Western Europe as well as the global economy. These and any related events could significantly and adversely affect a Fund’s performance and the value of an investment in the Fund, even in the absence of direct exposure to Russian issuers or issuers in other countries affected by the invasion.

WisdomTree Trust	63

Report of Independent Registered Public Accounting Firm

To the Shareholders of WisdomTree Europe Hedged Equity Fund, WisdomTree Europe Hedged SmallCap Equity Fund, WisdomTree Germany Hedged Equity Fund, WisdomTree International Hedged Quality Dividend Growth Fund, WisdomTree Japan Hedged Equity Fund and WisdomTree Japan Hedged SmallCap Equity Fund, and the Board of Trustees of WisdomTree Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of WisdomTree Europe Hedged Equity Fund, WisdomTree Europe Hedged SmallCap Equity Fund, WisdomTree Germany Hedged Equity Fund, WisdomTree International Hedged Quality Dividend Growth Fund, WisdomTree Japan Hedged Equity Fund and WisdomTree Japan Hedged SmallCap Equity Fund (collectively referred to as the “Funds”), (six of the funds constituting WisdomTree Trust (the “Trust”)), including the schedules of investments, as of March 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the funds constituting WisdomTree Trust) at March 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more WisdomTree investment companies since 2006.

New York, New York

May 25, 2022

64	WisdomTree Trust

Liquidity Risk Management Program (unaudited)

The Funds adopted a liquidity risk management program (the “Program”) pursuant to the requirements of Rule 22e-4 (the “Rule”) under the Investment Company Act of 1940, as amended. The Rule requires registered open-end funds, including exchange-traded funds such as the Funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The Rule is designed to mitigate the risk that a Fund could not meet redemption requests without significantly diluting the interest of remaining investors. The Board has appointed WisdomTree Asset Management, Inc., the investment advisor to the Funds, as the Program Administrator for each Fund’s Program.

The Rule requires the Funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-ended fund and whether the Fund has a relatively concentrated portfolio or large positions in particular issuers. The Funds must also assess their use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The Rule also requires the Funds to classify their investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid or illiquid based on the number of days a Fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a Fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value of the investment. A Fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a Fund permits redemptions in-kind, the Rule requires the Fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the Rule’s requirements, the Program has been reviewed and approved by the Fund’s Board. Furthermore, the Board has received a written report prepared by the Program Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program. The Program Administrator has monitored the Fund’s liquidity risk and the liquidity classifications of the securities held by the Fund and has determined that the Program is operating effectively.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material liquidity events that impacted the Funds. During the period, the Funds held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable Fund redemption forecasts and foreseeable stressed Fund redemption forecasts, the Program Administrator believes that the Funds maintain sufficient highly liquid assets to meet Fund redemptions.

WisdomTree Trust	65

Trustees and Officers Information (unaudited)

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee
Trustees Who Are Interested Persons of the Trust

Jonathan Steinberg (1964)	Trustee, 2005 – present; President, 2005-present	Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management since 2005; President, WisdomTree Investments, Inc. and WisdomTree Asset Management from 2012 to 2019.	77	Director, WisdomTree Investments, Inc. and WisdomTree Asset Management.
Trustees Who Are Not Interested Persons of the Trust

David G. Chrencik* (1948)	Trustee, 2014-present	Chief Financial Officer of Sarus Indochina Select LP (hedge fund) since 2012; Chief Financial Officer of GeoGreen BioFuels, Inc. (biodiesel fuel producer) from 2010 to 2014; Audit Partner at PricewaterhouseCoopers LLP (public accounting firm) from 1972 to 2009 (includes positions prior to becoming Audit Partner and predecessor firms).	77	Trustee, Vericimetry Funds (2011 to 2014).

Joel Goldberg**, *** (1945)	Trustee, 2012-present	Attorney, Partner at Stroock & Stroock & Lavan LLP from 2010 to 2018; Attorney, Partner at Willkie Farr & Gallagher LLP from 2006 to 2010.	77	Director, Better Business Bureau (Metropolitan New York, Long Island and the Mid-Hudson Region).

Toni Massaro*** (1955)	Trustee, 2006-present	Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) since 2009 (distinguished Emerita in July 2009); Dean of the Rogers College of Law from 1999 to 2009; Regents’ Professor since 2006; Milton O. Riepe Chair in Constitutional Law since 1997; Professor at the Rogers College of Law since 1990.	77	None

Melinda A. Raso Kirstein**** (1955)	Trustee, 2014-present	Retired since 2004, Merrill Lynch Investment Management, Vice President; Senior Portfolio Manager, Fixed Income Management; Director, Tax Exempt Fund Management.	77	Associate Alumnae of Douglass College, Chair of Investment Committee.

Victor Ugolyn (1947)	Trustee, 2006-present; Chairman of the Board, 2006-present	Private Investor, from 2005 to present; President and Chief Executive Officer of William D. Witter, Inc. from 2005 to 2006; Consultant to AXA Enterprise in 2004; Chairman, President and Chief Executive Officer of Enterprise Capital Management (subsidiary of The MONY Group, Inc.) and Enterprise Group of Funds, Chairman of MONY Securities Corporation, and Chairman of the Fund Board of Enterprise Group of Funds from 1991 to 2004.	77	None

66	WisdomTree Trust

Trustees and Officers Information (unaudited) (concluded)

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee
Officers of the Trust

Jonathan Steinberg***** (1964)	President, 2005- present; Trustee, 2005-present	Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management since 2005; President, WisdomTree Investments, Inc. and WisdomTree Asset Management from 2012 to 2019.	77	None

David Castano***** (1971)	Treasurer, 2013-present	Head of Fund Accounting & Administration, WisdomTree Asset Management, since 2020; Director of Fund Accounting & Administration, WisdomTree Asset Management, 2011 to 2020.	77	None

Terry Jane Feld***** (1960)	Chief Compliance Officer, 2012-present	Head of Compliance, WisdomTree Asset Management since 2022; Chief Compliance Officer, WisdomTree Asset Management since 2012.	77	None

Joanne Antico***** (1975)	Chief Legal Officer and Secretary, 2021-present	General Counsel, WisdomTree Asset Management since 2021; Assistant General Counsel, WisdomTree Asset Management, 2016 to 2021; Executive Director and Assistant Secretary, Morgan Stanley Investment Management Inc., 2005 to 2016.	77	None

TJ Darnowski***** (1984)	Assistant Secretary, 2021-present	Senior Investment Management Paralegal, WisdomTree Asset Management since 2021; Senior Legal Administrator, Ultimus Fund Solutions, 2019-2021; Assistant Vice President, State Street Bank & Trust Company, 2010 to 2019.	77	None

Clint Martin***** (1977)	Assistant Treasurer, 2015-present	Director of Fund Accounting & Administration, WisdomTree Asset Management, since 2020; Fund Manager, Fund Accounting & Administration, WisdomTree Asset Management, 2012 to 2020.	77	None

*	Chair of the Audit Committee.

**	Chair of the Contracts Review Committee.

***	Co-Chair of the Governance, Nominating and Compliance Committee.

****	Chair of the Investment Committee.

*****	Elected by and serves at the pleasure of the Board.

+	As of March 31, 2022.

WisdomTree Trust	67

Supplemental Information (unaudited)

Federal Income Tax Information

The following Federal tax information related to the Funds’ fiscal year ended March 31, 2022, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2023.

Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year ended March 31, 2022, the following represents the maximum amount of ordinary income distributions that may be considered qualified dividend income:

Fund	Qualified Dividend Income
Europe Hedged Equity Fund	$40,186,944
Europe Hedged SmallCap Equity Fund	1,030,792
Germany Hedged Equity Fund	1,209,360
International Hedged Quality Dividend Growth Fund	31,818,254
Japan Hedged Equity Fund	51,969,830
Japan Hedged SmallCap Equity Fund	775,739

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries during the fiscal year March 31, 2022. The gross foreign source income and foreign taxes paid are as follows:

Fund	Gross Foreign Income	Foreign Taxes Paid
Europe Hedged Equity Fund	$41,327,299	$3,065,059
Europe Hedged SmallCap Equity Fund	1,223,989	101,464
Germany Hedged Equity Fund	1,013,408	119,652
International Hedged Quality Dividend Growth Fund	31,822,654	1,660,212
Japan Hedged Equity Fund	51,873,299	5,314,897
Japan Hedged SmallCap Equity Fund	850,067	87,362

The following represents the percentage of dividends paid during the fiscal year ended March 31, 2022, that qualify for the 70% dividends received deduction for corporate shareholders:

Fund	Dividends-Received Deduction
Europe Hedged Equity Fund	—
Europe Hedged SmallCap Equity Fund	—
Germany Hedged Equity Fund	—
International Hedged Quality Dividend Growth Fund	0.02%
Japan Hedged Equity Fund	—
Japan Hedged SmallCap Equity Fund	—

68	WisdomTree Trust

General Information (unaudited)

Proxy Voting Policies, Procedures and Record

A complete copy of the Proxy Voting Policy may be obtained upon request, at no charge, by calling 1-866-909-WISE (9473) or writing to: WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza Suite 100, Portland, ME, 04101.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the most recent

12-month period ended June 30 and to file Form N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Funds is available at no charge upon request by calling 1-866-909-WISE (9473) or through the Trust’s website at www.wisdomtree.com. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. Copies of the filings are available, without charge, on the SEC’s website at www.sec.gov and are also available by calling the Trust at 1-866-909-WISE (9473). Copies of the filings may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Information about each Fund’s portfolio holdings is available daily, without charge, at www.wisdomtree.com.

The Statement of Additional Information (“SAI”) has additional information about the Funds’ Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

Frequency Distribution of Discounts & Premiums

Information about differences between the per share net asset value of each Fund and the market trading price of shares of each Fund are available, without charge, at www.wisdomtree.com.

WisdomTree Trust	69

The WisdomTree Funds are exchange traded funds (“ETFs”) registered with the United States Securities and Exchange Commission as separate series (“Funds”) of WisdomTree Trust (“Trust”). WisdomTree Asset Management, Inc., a wholly owned subsidiary of WisdomTree Investments, Inc., serves as the investment adviser to the Trust. None of the WisdomTree entities are affiliated with Foreside Fund Services, LLC, the Funds’ distributor. WisdomTree Investments, its affiliates and their independent providers are not liable for any informational errors, incompleteness, delays, or for any actions taken in reliance on information contained herein.

There are risks associated with investing including possible loss of principal. Foreign investing involves special risks, such as risk of loss from currency fluctuation or political or economic uncertainty. Investments in real estate involve additional special risks, such as credit risk, interest rate fluctuations and the effect of varied economic conditions. Funds that focus their investments in one country or region may be significantly impacted by events and developments associated with the region which can adversely affect performance. Funds focusing on a single sector and/or smaller companies generally experience greater price volatility. Investments in emerging, offshore or frontier markets are generally less liquid and less efficient than investments in developed markets and are subject to additional risks, such as risks of adverse governmental regulation and intervention or political developments. Investments in currency involve additional special risks, such as credit risk and interest rate fluctuations. Derivative investments can be volatile and these investments may be less liquid than other securities, and more sensitive to the effect of varied economic conditions. As these Funds can have a high concentration in some issuers the Funds can be adversely impacted by changes affecting such issuers. Due to the investment strategy of certain Funds they may make higher capital gain distributions than other ETFs. Please read the Fund’s prospectus for specific details regarding the Fund’s risk profile.

Indexes are unmanaged and you cannot invest directly in an index.

Transactions in Fund shares will result in brokerage commissions and will generate tax consequences. Shares may be sold through brokerage accounts, but may be redeemed from the Funds only by Authorized Participants in large creation unit sizes of shares.

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

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WisdomTree Fund shares are distributed by Foreside Fund Services, LLC, in the U.S. only.

WTGM-6335

WisdomTree Trust

Annual Report

March 31, 2022

WisdomTree Europe Quality Dividend Growth Fund (EUDG)

WisdomTree Europe SmallCap Dividend Fund (DFE)

WisdomTree International AI Enhanced Value Fund (AIVI)

(formerly, WisdomTree International Dividend ex-Financials Fund (DOO))

WisdomTree International Equity Fund (DWM)

WisdomTree International High Dividend Fund (DTH)

WisdomTree International LargeCap Dividend Fund (DOL)

WisdomTree International MidCap Dividend Fund (DIM)

WisdomTree International Multifactor Fund (DWMF)

WisdomTree International Quality Dividend Growth Fund (IQDG)

WisdomTree International SmallCap Dividend Fund (DLS)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

“WisdomTree” is a registered mark of WisdomTree Investments, Inc. and is licensed for use by the WisdomTree Trust.

Market Environment Overview

(unaudited)

Developed international equity markets, as measured by the MSCI EAFE Index, were roughly flat for the 12-month fiscal period ending March 31, 2022 (the “period”), returning only 1.16% in U.S. dollar (“USD”) terms.

International currency market performance was mixed during the period, although the USD broadly strengthened relative to a basket of global currencies. The euro (“EUR”) steadily weakened against the USD during the period, as the European region generally saw slower economic growth than the U.S. Although not in Europe, this effect was even more pronounced in the Japanese yen (“JPY”), which was being suppressed by the Bank of Japan to stimulate economic growth while the rest of the global economy was overheating. The JPY weakened slightly for most of the period, though it sold off considerably in March 2022, the final month of the period. The British pound sterling fluctuated during the period but also weakened versus the USD, alongside the JPY and EUR.

Developed international equities increased their value for most of the period as the global economy continued its recovery from the COVID-19 pandemic that began in 2020. Vaccine accessibility established confidence in global markets as regional economies steadily began to reopen, promoting a revival in cyclical sectors that had been suppressed the prior year. The pace of economic growth improved during 2021, along with the inflation rates around the world, amid a global backdrop of accommodative policy. However, several headwinds in the first quarter of 2022 forced international equities to give up most of their gains from the previous nine months.

During the second quarter of 2021, markets gradually moved higher, with the MSCI EAFE Index returning 5.17% in USD terms. This was mainly due to the improved outlook for economic growth amid vaccine accessibility. The developed international economic region has significant concentration in cyclical sectors tied to overall levels of economic growth, so the improved economic outlook contributed positively to performance.

The third quarter of 2021 was more tempered than the previous quarter. The MSCI EAFE Index was flat during the quarter in USD terms, and early summertime optimism faded as new and potentially more infectious COVID-19 variants appeared and spread throughout the world. This ignited fear of renewed “lockdowns”, raised questions of vaccine efficacy, and threatened the ongoing economic recovery.

However, investors’ concerns quickly abated during the fourth quarter of 2021. Fears of systemic impacts from the downturn in the Chinese real estate markets briefly sent markets into negative territory, but they finished 2021 strong once their contagion concerns were allayed. Developed international markets ultimately finished the quarter in positive territory, returning 2.69% on a USD basis.

With 2021 in rearview, investors began 2022 with several concerns that led to risk-off sentiments in the first quarter of 2022. At the forefront were concerns about runaway inflation, and the expectation that global central banks would intervene with restrictive monetary policy actions to temper rising inflation. Interest rates around the world rose quickly as bonds sold-off, and the U.S. Federal Reserve raised its target federal funds rate for the first time since slashing it to 0% at the onset of the pandemic in 2020.

Inflationary and interest rate concerns temporarily took a backseat halfway through the first quarter of 2022, as geopolitical tensions between Russia and Ukraine escalated into war. Investor risk-on sentiment deteriorated, and equities declined for several weeks as markets assessed the developments and prospects for resolution.

As a result, international equities sold off in the first quarter of 2022, owing to the near certainty of several upcoming interest rate hikes amid a tightening cycle and geopolitical tensions between Russia and Ukraine. The MSCI EAFE Index fell nearly 6% in dollar terms, although it regained some ground from its -15% low on March 8, 2022.

Many of these risk factors are expected to continue and global financial market performance is likely to be dependent on developments in the war between Russia and Ukraine, economic data, and central bank activity.

Each WisdomTree Fund’s performance as set forth in “Management’s Discussion of Funds’ Performance” in the pages that follow should also be viewed in light of the foregoing market environment.

WisdomTree Trust	1

Information about Performance and Shareholder Expense Examples (unaudited)

Performance

The performance tables on the following pages are provided for comparative purposes and represent the period noted. Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the midpoint of the bid and ask price for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange traded funds (“ETFs”), NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities.

Fund shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Fund NAV returns are calculated using a Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid and ask price as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the most recent month-end performance information visit www.wisdomtree.com.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and an index is not available for direct investment. In comparison, the Funds’ performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes on transactions in Fund shares or taxes that a shareholder would pay on Fund distributions. Past performance is no guarantee of future results.

Shareholder Expense Examples

Each Fund’s performance table is accompanied by a shareholder expense example. As a shareholder of a WisdomTree Fund, you incur two types of cost: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2021 to March 31, 2022. Except where noted, expenses are calculated using each Fund’s annualized expense ratio (after the effect of contractual or voluntary fee waivers, if any), multiplied by the average account value for the period, multiplied by 182/365 (to reflect the one-half year period). The annualized expense ratio does not include acquired fund fees and expenses (“AFFEs”), which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies.

Actual expenses

The first line in the shareholder expense example table shown on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second line in the shareholder expense example table shown on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

2	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2022 (unaudited)

WisdomTree Europe Quality Dividend Growth Fund (EUDG)

Sector Breakdown†

Sector	% of Net Assets
Industrials	20.1%
Health Care	19.0%
Consumer Staples	19.0%
Materials	16.0%
Consumer Discretionary	12.2%
Information Technology	4.2%
Financials	3.4%
Communication Services	2.3%
Energy	1.8%
Utilities	0.8%
Real Estate	0.3%
Other Assets less Liabilities‡	0.9%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Nestle SA, Registered Shares	6.9%
Rio Tinto PLC	5.7%
Roche Holding AG	5.6%
GlaxoSmithKline PLC	5.0%
LVMH Moet Hennessy Louis Vuitton SE	4.6%
Anglo American PLC	3.7%
Unilever PLC	3.5%
Novo Nordisk A/S, Class B	3.3%
L’Oreal SA	2.8%
Siemens AG, Registered Shares	2.5%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Europe Quality Dividend Growth Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Europe Quality Dividend Growth Index (the “Index”). In seeking to track the Index, the Fund invests in dividend-paying companies with growth characteristics in the European equity market. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 4.02% at net asset value (“NAV”) for the fiscal year ended March 31, 2022 (for more complete performance information please see the table below). The Fund benefited from its positions in the Materials, Health Care and Information Technology sectors, due both to allocation and stock selection effects within the latter two and mainly stock selection within Materials. Positions in the Energy, Consumer Staples and Communication Services sectors detracted from performance for the Fund, mainly due to stock selection effects. When analyzing performance by country, exposures within Spain and France were the main detractors from performance largely attributable to stock selection. Germany and Netherlands were top performance contributors primarily due to stock selection effects.

Shareholder Expense Example (for the six-month period ended March 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[1]	Expenses Paid During the Period[1]
Actual	$1,000.00	$988.10	0.59%	$2.92
Hypothetical (5% return before expenses)	$1,000.00	$1,021.99	0.59%	$2.97
[1]

Included in the expense ratio are “Other fees” described in Note 6 which are not annualized. Without these expenses, the expense ratio would have been 0.58% and the actual and hypothetical expenses paid during the period would have been $2.87 and $2.92, respectively.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	4.02%	10.80%	9.01%	5.30%
Fund Market Price Returns	3.43%	10.66%	8.86%	5.17%
WisdomTree Europe Quality Dividend Growth Index	4.59%	11.34%	9.59%	5.82%
MSCI Europe Index	3.51%	8.23%	6.92%	3.39%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on May 7, 2014.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	3

Management’s Discussion of Funds’ Performance

as of March 31, 2022 (unaudited)

WisdomTree Europe SmallCap Dividend Fund (DFE)

Sector Breakdown†

Sector	% of Net Assets
Industrials	24.7%
Financials	18.4%
Consumer Discretionary	12.2%
Materials	8.4%
Real Estate	7.8%
Information Technology	6.8%
Consumer Staples	5.0%
Utilities	4.5%
Communication Services	4.3%
Energy	3.8%
Health Care	3.2%
Investment Company	0.4%
Other Assets less Liabilities‡	0.5%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
PostNL NV	3.3%
Drax Group PLC	1.8%
BFF Bank SpA	1.7%
Diversified Energy Co. PLC	1.7%
Ferrexpo PLC	1.5%
Alm Brand A/S	1.3%
Bilfinger SE	1.2%
Anima Holding SpA	1.2%
Sonae SGPS SA	1.2%
TGS ASA	1.2%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Europe SmallCap Dividend Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Europe SmallCap Dividend Index (the “Index”). In seeking to track the Index, the Fund invests in dividend-paying small-cap companies in the European equity market. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 0.18% at net asset value (“NAV”) for the fiscal year ended March 31, 2022 (for more complete performance information please see the table below). The Fund benefited from its positions in Health Care, Consumer Discretionary and Information Technology, mainly due to stock selection within each sector. Positions in the Materials, Financials and Real Estate sectors detracted from performance for the Fund, due to stock selection effects in Materials and Financials, and allocation effects within Real Estate. When analyzing performance by country, exposures within Norway and Italy were the main detractors from performance, owing to poor stock selection. Germany and Switzerland were top performance contributors due to strong stock selection effects.

Shareholder Expense Example (for the six-month period ended March 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio[1]	Expenses Paid During the Period[1]
Actual	$1,000.00	$946.90	0.73%	$3.54
Hypothetical (5% return before expenses)	$1,000.00	$1021.29	0.73%	$3.68
[1]

Included in the expense ratio are “Other fees” described in Note 6 which are not annualized. Without these expenses, the expense ratio would have been 0.58% and the actual and hypothetical expenses paid during the period would have been $2.82 and $2.92, respectively.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	0.18%	8.54%	6.31%	9.50%
Fund Market Price Returns	-0.95%	8.13%	6.06%	9.27%
WisdomTree Europe SmallCap Dividend Index	0.59%	9.18%	6.78%	10.20%
MSCI Europe Small Cap Index	-3.55%	10.04%	8.39%	9.58%
MSCI Europe Index	3.51%	8.23%	6.92%	6.27%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2022 (unaudited)

WisdomTree International AI Enhanced Value Fund (AIVI)

(formerly, WisdomTree International Dividend ex-Financials Fund (DOO))

Sector Breakdown†

Sector	% of Net Assets
Financials	27.0%
Industrials	14.5%
Real Estate	10.1%
Health Care	10.0%
Consumer Staples	8.5%
Utilities	8.2%
Materials	7.0%
Communication Services	5.5%
Consumer Discretionary	5.0%
Energy	2.1%
Information Technology	0.8%
Investment Company	0.1%
Other Assets less Liabilities‡	1.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Allianz SE, Registered Shares	3.6%
Enagas SA	3.5%
M&G PLC	3.1%
Industrivarden AB, Class C	3.1%
Novartis AG, Registered Shares	3.1%
Henkel AG & Co. KGaA	2.9%
Publicis Groupe SA	2.5%
Swiss Re AG	2.3%
Aurizon Holdings Ltd.	2.2%
Aroundtown SA	2.1%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree International AI Enhanced Value Fund (the “Fund”) seeks income and capital appreciation by investing primarily in equity securities selected from a universe of developed market equities, excluding the United States and Canada, that exhibit value characteristics based on the selection results of a proprietary, quantitative artificial intelligence (“AI”) model developed by Voya Investment Management Co., LLC, the Fund’s sub-adviser. Prior to January 18, 2022, Fund performance reflects the investment objective of the Fund when it was the WisdomTree International Dividend ex-Financials Fund and tracked the price and yield performance, before fees and expenses, of the WisdomTree International Dividend ex-Financials Index (the “Former Index”). In seeking to track the Former Index, the Fund invested in high-dividend-yielding companies in the developed world excluding the U.S. and Canada, and excluding the financials sector.

The Fund returned 0.30% at net asset value (“NAV”) for the fiscal year ended March 31, 2022 (for more complete performance information please see the table below). Lower relative weight to the Consumer Discretionary sector and higher relative weight to the Industrials and the Utilities sectors benefited performance. Stock selection within these sectors as well as in Information Technology, Healthcare, and Communication Services benefited performance of the Fund as well. The Fund also benefited from overweight exposure to China and positive security selection within Chinese equities. Higher relative weight to high dividend paying companies also benefited the performance of the Fund.

Shareholder Expense Example (for the six-month period ended March 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,000.00	0.58%	$2.89
Hypothetical (5% return before expenses)	$1,000.00	$1,022.04	0.58%	$2.92

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns[1]	0.30%	4.02%	4.79%	4.07%
Fund Market Price Returns[1]	-0.66%	3.69%	4.57%	3.92%
MSCI EAFE Value Index	3.55%	5.24%	4.18%	4.87%
[1]

The Fund’s investment objective changed effective January 18, 2022. Prior to January 18, 2022, the Fund’s investment objective sought to track the price and yield performance, before fees and expenses, of the the WisdomTree International Dividend ex-Financials Index.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	5

Management’s Discussion of Funds’ Performance

as of March 31, 2022 (unaudited)

WisdomTree International Equity Fund (DWM)

Sector Breakdown†

Sector	% of Net Assets
Financials	22.1%
Industrials	13.0%
Materials	12.9%
Consumer Staples	9.2%
Health Care	9.2%
Consumer Discretionary	7.8%
Communication Services	7.0%
Utilities	6.1%
Energy	4.3%
Real Estate	3.9%
Information Technology	3.6%
Other Assets less Liabilities‡	0.9%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
BHP Group Ltd.	3.4%
Nestle SA, Registered Shares	2.1%
Rio Tinto PLC	1.7%
Novartis AG, Registered Shares	1.3%
Toyota Motor Corp.	1.2%
Roche Holding AG	1.2%
Commonwealth Bank of Australia	1.1%
Shell PLC	1.0%
AXA SA	1.0%
GlaxoSmithKline PLC	0.9%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree International Equity Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree International Equity Index (the “Index”). In seeking to track the Index, the Fund invests in dividend-paying companies in the developed world excluding the U.S. and Canada. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 4.62% at net asset value (“NAV”) for the fiscal year ended March 31, 2022 (for more complete performance information please see the table below). The Fund benefited from its positions in Materials, Industrials and Consumer Discretionary, due to combination of allocation and stock selection effects within each of those sectors. Positions in the Consumer Staples, Real Estate and Utilities sectors detracted from performance for the Fund, due to combination of allocation and stock selection effects, though their overall impacts were modest. When analyzing performance by country, exposures within France and Spain were the largest detractors on performance, however, the overall impact was minimal. Japan and Australia were top performance contributors due to stock selection effects in Japan and allocation effects in Australia.

Shareholder Expense Example (for the six-month period ended March 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,015.90	0.48%	$2.41
Hypothetical (5% return before expenses)	$1,000.00	$1,022.54	0.48%	$2.42

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	4.62%	5.17%	4.90%	5.47%
Fund Market Price Returns	4.01%	4.92%	4.69%	5.31%
WisdomTree International Equity Index	4.98%	5.45%	5.18%	5.70%
MSCI EAFE Index	1.16%	7.78%	6.72%	6.27%
MSCI EAFE Value Index	3.55%	5.24%	4.18%	4.87%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

6	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2022 (unaudited)

WisdomTree International High Dividend Fund (DTH)

Sector Breakdown†

Sector	% of Net Assets
Financials	23.5%
Materials	18.5%
Communication Services	12.1%
Utilities	9.7%
Health Care	7.8%
Industrials	7.4%
Energy	5.5%
Consumer Staples	5.4%
Real Estate	4.9%
Consumer Discretionary	2.7%
Information Technology	0.9%
Investment Company	0.4%
Other Assets less Liabilities‡	1.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
BHP Group Ltd.	6.6%
Rio Tinto PLC	3.3%
Novartis AG, Registered Shares	2.6%
Nippon Telegraph & Telephone Corp.	1.9%
GlaxoSmithKline PLC	1.9%
Fortescue Metals Group Ltd.	1.8%
Sanofi	1.5%
SoftBank Corp.	1.5%
Commonwealth Bank of Australia	1.5%
Anglo American PLC	1.4%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree International High Dividend Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree International High Dividend Index (the “Index”). In seeking to track the Index, the Fund invests in high-dividend-yielding companies in the developed world excluding U.S. and Canada. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 6.61% at net asset value (“NAV”) for the fiscal year ended March 31, 2022 (for more complete performance information please see the table below). The Fund benefited from its positions in Materials, Industrials and Communication Services, due to combination of allocation and stock selection effects within each of those sectors. Positions in the Health Care, Consumer Staples and Real Estate sectors negatively impacted performance, mainly due to stock selection. When analyzing performance by country, exposures within Switzerland and France were the largest detractors from performance, owing to stock selection effects. Japan and Australia were top performance contributors primarily due to stock selection effects in Japan and allocation effects in Australia.

Shareholder Expense Example (for the six-month period ended March 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio[1]	Expenses Paid During the Period[1]
Actual	$1,000.00	$1,065.10	0.59%	$3.04
Hypothetical (5% return before expenses)	$1,000.00	$1,021.99	0.59%	$2.97
[1]

Included in the expense ratio are “Other fees” described in Note 6 which are not annualized. Without these expenses, the expense ratio would have been 0.58% and the actual and hypothetical expenses paid during the period would have been $2.99 and $2.92, respectively.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	6.61%	4.25%	4.18%	4.85%
Fund Market Price Returns	6.07%	4.11%	4.01%	4.73%
WisdomTree International High Dividend Index	6.93%	4.62%	4.45%	5.16%
MSCI EAFE Value Index	3.55%	5.24%	4.18%	4.87%
MSCI EAFE Index	1.16%	7.78%	6.72%	6.27%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	7

Management’s Discussion of Funds’ Performance

as of March 31, 2022 (unaudited)

WisdomTree International LargeCap Dividend Fund (DOL)

Sector Breakdown†

Sector	% of Net Assets
Financials	23.7%
Materials	13.5%
Health Care	11.4%
Consumer Staples	10.4%
Industrials	10.0%
Communication Services	7.6%
Consumer Discretionary	7.4%
Utilities	5.7%
Energy	4.7%
Information Technology	3.0%
Real Estate	1.7%
Other Assets less Liabilities‡	0.9%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
BHP Group Ltd.	4.8%
Nestle SA, Registered Shares	2.9%
Rio Tinto PLC	2.4%
Novartis AG, Registered Shares	1.9%
Toyota Motor Corp.	1.7%
Roche Holding AG	1.6%
Commonwealth Bank of Australia	1.6%
Shell PLC	1.5%
AXA SA	1.4%
Nippon Telegraph & Telephone Corp.	1.4%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree International LargeCap Dividend Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree International LargeCap Dividend Index (the “Index”). In seeking to track the Index, the Fund invests in dividend-paying large-cap companies in the developed world excluding the U.S. and Canada. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 7.27% at net asset value (“NAV”) for the fiscal year ended March 31, 2022 (for more complete performance information please see the table below). The Fund benefited from its positions in Materials, Industrials and Financials, owing primarily to stock selection effects within each of these sectors. Positions in the Real Estate, Utilities and Consumer Staples sectors detracted from performance, due to stock selection effects. When analyzing performance by country, exposures within Spain and Sweden were the largest detractors from performance though their impacts were negligible. Japan and United Kingdom were top performance contributors primarily due to stock selection effects.

Shareholder Expense Example (for the six-month period ended March 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio[1]	Expenses Paid During the Period[1]
Actual	$1,000.00	$1,040.90	0.49%	$2.49
Hypothetical (5% return before expenses)	$1,000.00	$1,022.49	0.49%	$2.47
[1]

Included in the expense ratio are “Other fees” described in Note 6 which are not annualized. Without these expenses, the expense ratio would have been 0.48% and the actual and hypothetical expenses paid during the period would have been $2.44 and $2.42, respectively.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	7.27%	5.44%	5.13%	5.09%
Fund Market Price Returns	6.54%	5.19%	4.99%	4.96%
WisdomTree International LargeCap Dividend Index	7.53%	5.70%	5.37%	5.37%
MSCI EAFE Index	1.16%	7.78%	6.72%	6.27%
MSCI EAFE Value Index	3.55%	5.24%	4.18%	4.87%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

8	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2022 (unaudited)

WisdomTree International MidCap Dividend Fund (DIM)

Sector Breakdown†

Sector	% of Net Assets
Financials	18.9%
Industrials	18.7%
Materials	11.2%
Real Estate	9.6%
Utilities	8.6%
Consumer Discretionary	8.1%
Communication Services	6.2%
Consumer Staples	5.9%
Information Technology	4.6%
Energy	4.0%
Health Care	3.4%
Other Assets less Liabilities‡	0.8%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Power Assets Holdings Ltd.	1.0%
Admiral Group PLC	1.0%
Koninklijke KPN NV	0.9%
Terna – Rete Elettrica Nazionale	0.9%
Nippon Yusen KK	0.8%
Sompo Holdings, Inc.	0.8%
Mitsui OSK Lines Ltd.	0.8%
Yara International ASA	0.7%
Suncorp Group Ltd.	0.7%
ENEOS Holdings, Inc.	0.7%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree International MidCap Dividend Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree International MidCap Dividend Index (the “Index”). In seeking to track the Index, the Fund invests in dividend-paying mid-cap companies in the developed world excluding the U.S. and Canada. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -0.13% at net asset value (“NAV”) for the fiscal year ended March 31, 2022 (for more complete performance information please see the table below). The Fund benefited from its positions in Industrials, Consumer Discretionary and Utilities, due to a combination of allocation and stock selection effects. Positions in the Financials, Health Care and Materials sectors detracted from performance, mainly due to poor stock selection effects. When analyzing performance by country, exposures within the United Kingdom and Switzerland were the largest detractors from performance, owing to weak stock selection effects. Japan and Germany were top performance contributors almost entirely due to stock selection.

Shareholder Expense Example (for the six-month period ended March 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[1]	Expenses Paid During the Period[1]
Actual	$1,000.00	$970.20	0.59%	$2.90
Hypothetical (5% return before expenses)	$1,000.00	$1,021.99	0.59%	$2.97
[1]

Included in the expense ratio are “Other fees” described in Note 6 which are not annualized. Without these expenses, the expense ratio would have been 0.58% and the actual and hypothetical expenses paid during the period would have been $2.85 and $2.92, respectively.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	-0.13%	4.77%	4.75%	6.25%
Fund Market Price Returns	-0.79%	4.43%	4.50%	6.16%
WisdomTree International MidCap Dividend Index	0.03%	5.26%	5.24%	6.66%
MSCI EAFE Mid Cap Index	-4.23%	6.93%	6.25%	6.93%
MSCI EAFE Mid Cap Value Index	-2.24%	3.98%	4.62%	6.54%
MSCI EAFE Index	1.16%	7.78%	6.72%	6.27%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	9

Management’s Discussion of Funds’ Performance

as of March 31, 2022 (unaudited)

WisdomTree International Multifactor Fund (DWMF)

Sector Breakdown†

Sector	% of Net Assets
Financials	15.6%
Health Care	15.3%
Consumer Staples	13.3%
Industrials	13.0%
Utilities	7.8%
Consumer Discretionary	6.9%
Communication Services	6.5%
Energy	5.9%
Materials	5.8%
Information Technology	4.9%
Real Estate	4.0%
Other Assets less Liabilities‡	1.0%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Aviva PLC	1.8%
La Francaise des Jeux SAEM	1.4%
Ipsen SA	1.3%
Sanofi	1.2%
United Overseas Bank Ltd.	1.2%
GlaxoSmithKline PLC	1.2%
Kingfisher PLC	1.2%
Roche Holding AG	1.2%
Givaudan SA, Registered Shares	1.2%
Novartis AG, Registered Shares	1.1%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree International Multifactor Fund (the “Fund”) seeks capital appreciation by investing primarily in equity securities of developed countries, excluding the U.S. and Canada, with the highest composite scores based on two fundamental factors, value and quality measures, and two technical factors, momentum and correlation. The Fund seeks to manage its currency risk by dynamically hedging currency fluctuations in the relative value of the applicable international currencies against the U.S. dollar, ranging from a 0% to 100% hedge.

The Fund returned 3.03% at net asset value (“NAV”) for the fiscal year ended March 31, 2022 (for more complete performance information please see the table below). The Fund benefited from its positions in Industrials, Health Care, and Communication Services, primarily due to selection effects within these sectors. Information Technology, Energy, and Materials detracted from performance due to a combination of allocation and selection effects. When analyzing performance by market capitalization, the Fund’s exposure to Large Cap securities was additive during the fiscal year, while its position in Mid Caps detracted from performance. The Fund’s use of foreign currency contracts contributed positively to Fund performance as the U.S. dollar strengthened overall against various international currencies, which served as a tailwind to the Fund’s dynamic currency hedge strategy.

Shareholder Expense Example (for the six-month period ended March 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[1]	Expenses Paid During the Period[1]
Actual	$1,000.00	$983.40	0.39%	$1.93
Hypothetical (5% return before expenses)	$1,000.00	$1,022.99	0.39%	$1.97
[1]

Included in the expense ratio are “Other fees” described in Note 6 which are not annualized. Without these expenses, the expense ratio would have been 0.38% and the actual and hypothetical expenses paid during the period would have been $1.88 and $1.92, respectively.

Performance

	Average Annual Total Return

	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	3.03%	3.75%	3.41%
Fund Market Price Returns	2.26%	3.37%	3.29%
MSCI EAFE Local Currency Index	6.21%	8.23%	6.21%
MSCI EAFE Index	1.16%	7.78%	5.70%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on August 10, 2018.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

10	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2022 (unaudited)

WisdomTree International Quality Dividend Growth Fund (IQDG)

Sector Breakdown†

Sector	% of Net Assets
Materials	21.2%
Health Care	19.5%
Industrials	18.8%
Consumer Discretionary	16.8%
Information Technology	11.2%
Consumer Staples	6.2%
Financials	2.2%
Energy	1.9%
Communication Services	1.2%
Real Estate	0.2%
Utilities	0.0%	*
Other Assets less Liabilities‡	0.8%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

*	Represents less than 0.1%.

Top Ten Holdings*

Description	% of Net Assets
BHP Group Ltd.	5.8%
Anglo American PLC	5.6%
Novo Nordisk A/S, Class B	5.1%
Roche Holding AG	5.0%
Rio Tinto PLC	4.9%
LVMH Moet Hennessy Louis Vuitton SE	4.8%
Tokyo Electron Ltd.	2.9%
Diageo PLC	2.9%
Industria de Diseno Textil SA	2.6%
Deutsche Post AG, Registered Shares	2.5%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree International Quality Dividend Growth Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree International Quality Dividend Growth Index (the “Index”). In seeking to track the Index, the Fund invests in dividend-paying companies with growth characteristics in the developed world excluding the U.S. and Canada. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 2.46% at net asset value (“NAV”) for the fiscal year ended March 31, 2022 (for more complete performance information please see the table below). The Fund benefited from its positions in Materials, Health Care and Information Technology, mainly due to stock selection effects within each of these sectors. Positions in the Financials, Energy and Consumer Staples sectors detracted from performance for the Fund, mainly due to stock selection effects, especially within Financials. When analyzing performance by country, exposures within Spain and Australia were the largest detractors, due to poor stock selection. The United Kingdom and Germany were top performance contributors primarily due to allocation and stock selection effects.

Shareholder Expense Example (for the six-month period ended March 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$975.20	0.42%	$2.07
Hypothetical (5% return before expenses)	$1,000.00	$1,022.84	0.42%	$2.12

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	2.46%	11.52%	9.42%	9.06%
Fund Market Price Returns	1.13%	11.01%	9.13%	8.95%
WisdomTree International Quality Dividend Growth Index	3.28%	12.01%	9.83%	9.48%
MSCI EAFE Index	1.16%	7.78%	6.72%	8.02%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on April 7, 2016.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	11

Management’s Discussion of Funds’ Performance

as of March 31, 2022 (unaudited)

WisdomTree International SmallCap Dividend Fund (DLS)

Sector Breakdown†

Sector	% of Net Assets
Industrials	22.1%
Financials	15.3%
Materials	12.0%
Consumer Discretionary	10.8%
Real Estate	10.3%
Consumer Staples	6.9%
Information Technology	6.9%
Communication Services	4.2%
Health Care	3.9%
Utilities	3.5%
Energy	2.4%
Investment Company	0.6%
Other Assets less Liabilities‡	1.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
PostNL NV	0.9%
Ferrexpo PLC	0.9%
Cia de Distribucion Integral Logista Holdings SA	0.7%
NetLink NBN Trust	0.7%
Drax Group PLC	0.7%
Metropole Television SA	0.6%
Diversified Energy Co. PLC	0.6%
Metcash Ltd.	0.6%
Hutchison Port Holdings Trust	0.6%
Peab AB, Class B	0.6%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree International SmallCap Dividend Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree International SmallCap Dividend Index (the “Index”). In seeking to track the Index, the Fund invests in dividend-paying small-cap companies in the developed world excluding the U.S. and Canada. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -0.79% at net asset value (“NAV”) for the fiscal year ended March 31, 2022 (for more complete performance information please see the table below). The Fund benefited from its positions in Consumer Discretionary, Utilities and Information Technology, due to stock selection effects within each of those sectors. Positions in the Materials, Financials and Industrials sectors detracted from performance, due to stock selection effects. When analyzing performance by country, exposures within Italy and Australia were the largest detractors from performance, owing to stock selection effects. Japan and Israel were top performance contributors due to positive stock selection in the former and strong allocation effects in the latter.

Shareholder Expense Example (for the six-month period ended March 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio[1]	Expenses Paid During the Period[1]
Actual	$1,000.00	$940.10	0.60%	$2.90
Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	0.60%	$3.02
[1]

Included in the expense ratio are “Other fees” described in Note 6 which are not annualized. Without these expenses, the expense ratio would have been 0.58% and the actual and hypothetical expenses paid during the period would have been $2.81 and $2.92, respectively.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	-0.79%	5.17%	4.56%	6.98%
Fund Market Price Returns	-1.83%	4.81%	4.26%	6.81%
WisdomTree International SmallCap Dividend Index	-0.02%	6.45%	5.47%	7.74%
MSCI EAFE Small Cap Index	-3.63%	8.51%	7.42%	8.30%
MSCI EAFE Small Cap Value Index	-0.67%	6.96%	5.78%	7.51%
MSCI EAFE Index	1.16%	7.78%	6.72%	6.27%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

12	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of March 31, 2022 (unaudited)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

Sector Breakdown†

Sector	% of Net Assets
Industrials	24.6%
Consumer Discretionary	15.5%
Materials	15.0%
Financials	13.1%
Information Technology	11.7%
Consumer Staples	6.8%
Health Care	3.9%
Communication Services	2.3%
Utilities	2.1%
Real Estate	1.9%
Energy	1.2%
Investment Company	0.2%
Other Assets less Liabilities‡	1.7%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Nishimatsu Construction Co. Ltd.	0.8%
Electric Power Development Co. Ltd.	0.8%
Aozora Bank Ltd.	0.7%
Mebuki Financial Group, Inc.	0.7%
Konica Minolta, Inc.	0.7%
Toyo Seikan Group Holdings Ltd.	0.6%
Seven Bank Ltd.	0.6%
H.U. Group Holdings, Inc.	0.6%
Sankyo Co. Ltd.	0.5%
K’s Holdings Corp.	0.5%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Japan SmallCap Dividend Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Japan SmallCap Dividend Index (the “Index”). In seeking to track the Index, the Fund invests in dividend-paying small-cap companies in the Japanese equity market. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -10.62% at net asset value (“NAV”) for the fiscal year ended March 31, 2022 (for more complete performance information please see the table below). The Fund benefited from its positions in Materials, Information Technology and Consumer Staples, due to stock selection effects within each of those sectors. Positions in the Real Estate, Consumer Discretionary and Industrials sectors detracted from performance due to stock selection effects in Consumer Discretionary and Industrials and allocation effects within Real Estate. When analyzing performance by dividend yield attribution, only the 3rd quintile of companies detracted from performance as a result of poor stock selection. The companies within the 1st quintile and the Fund’s lack of exposure to those with zero dividend yield were top performance contributors due to overweighting the former and underweighting the latter.

Shareholder Expense Example (for the six-month period ended March 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$873.30	0.58%	$2.71
Hypothetical (5% return before expenses)	$1,000.00	$1,022.04	0.58%	$2.92

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	-10.62%	1.64%	2.17%	5.98%
Fund Market Price Returns	-11.89%	1.23%	1.89%	5.83%
WisdomTree Japan SmallCap Dividend Index	-10.55%	1.90%	2.74%	6.57%
MSCI Japan Small Cap Index	-12.27%	2.47%	3.55%	6.68%
MSCI Japan Index	-6.47%	6.84%	6.10%	6.46%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	13

Description of Terms and Indexes (unaudited)

Below are descriptions of certain terms and of each Index referenced in this report:

Allocation Effect measures an investment manager’s ability to effectively allocate a portfolio’s assets to various segments. A segment refers to assets or securities that are grouped within a certain classification such as sectors, industries, or countries. The allocation effect determines whether the overweighting or underweighting of segments relative to a benchmark contributes positively or negatively to the overall portfolio return. Positive allocation occurs when the portfolio is overweighted in a segment that outperforms the benchmark and underweighted in a segment that underperforms the benchmark. Negative allocation occurs when the portfolio is overweighted in a segment that underperforms the benchmark and underweighted in a segment that outperforms the benchmark.

Growth is generally characterized by higher price levels relative to fundamentals, such as dividends or earnings. Price levels are higher because investors are willing to pay more due to their expectations of future improvements in these fundamentals.

The MSCI EAFE Index is a market cap-weighted index composed of companies representative of the developed market structure of developed countries in Europe, Australasia and Japan.

The MSCI EAFE Local Currency Index is a free float-adjusted market capitalization weighted index that is designed to measure developed market equity performance, excluding the U.S. and Canada, calculated in local currency.

The MSCI EAFE Mid Cap Index is a free float-adjusted market capitalization index that is designed to measure the performance of mid-capitalization equities in the developed markets, excluding the U.S. and Canada.

The MSCI EAFE Mid Cap Value Index captures mid cap securities exhibiting overall value style characteristics across Developed Markets countries, excluding the US and Canada.

The MSCI EAFE Small Cap Index is a free float-adjusted market capitalization equity index that is designed to measure the performance of small-cap stocks within the developed equity market, excluding the U.S. and Canada.

The MSCI EAFE Small Cap Value Index captures small cap securities exhibiting overall value style characteristics across Developed Markets countries, excluding the US and Canada.

The MSCI EAFE Value Index is a free float-adjusted market capitalization index that is designed to measure the performance of the “value” stocks within the developed equity market, excluding the U.S. and Canada.

The MSCI Europe Index is a free float-adjusted market capitalization index that is designed to measure the performance of large- and mid-cap stocks within developed market European countries.

The MSCI Europe Small Cap Index is a free float-adjusted market capitalization index that is designed to measure the performance of “small” stocks within developed market European countries.

The MSCI Japan Small Cap Index is a free float-adjusted market capitalization index that is designed to measure the performance of small cap stocks within Japan.

The MSCI Japan Index is a free float-adjusted market capitalization index that is designed to measure the performance of the Japanese equity market.

Quality is generally characterized by higher efficiency and profitability. Typical measures include earnings, return-on-equity, return on assets, operating profitability as well as others. This term is also related to the quality factor, which associates these stock characteristics with excess returns vs. the market over time.

Return-on-Equity (ROE) measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

Risk-on and Risk-off refers to investors’ appetites for risk which rise and fall over time. During periods when risk is perceived as low, the risk-on risk-off theory states that

14	WisdomTree Trust

Description of Terms and Indexes (unaudited) (continued)

investors tend to engage in higher-risk investments (i.e., “Risk-on”). When risk is perceived to be high, investors have the tendency to gravitate toward lower-risk investments (i.e., “Risk-off”).

Selection Effect measures an investment manager’s ability to select securities within a given segment relative to a benchmark. The over or underperformance of the portfolio is weighted by the benchmark weight, therefore, selection is not affected by the investment manager’s allocation to the segment. The weight of the segment in the portfolio determines the size of the effect—the larger the segment, the larger the effect is, positive or negative. A positive selection effect occurs when the portfolio return is greater than the benchmark return. Thus, the investment manager made good decisions in selecting securities that, as a whole, outperformed similar securities in the benchmark. A negative selection effect occurs when the portfolio return is less than the benchmark return. Thus, the investment manager made poor decisions in selecting securities that, as a whole, underperformed similar securities in the benchmark.

The WisdomTree Europe Quality Dividend Growth Index is a fundamentally weighted index that measures the performance of dividend-paying common stocks with growth characteristics selected from the WisdomTree International Equity Index.

The WisdomTree Europe SmallCap Dividend Index is a fundamentally weighted index that measures the performance of the small-capitalization segment of the European dividend-paying market.

The WisdomTree International Dividend ex-Financials Index measures the performance of high dividend-yielding international stocks outside the financial sector.

The WisdomTree International Equity Index is a fundamentally weighted Index that measures the performance of dividend-paying companies in the industrialized world, excluding Canada and the United States.

The WisdomTree International High Dividend Index is comprised of companies with high dividend yields selected from the WisdomTree International Equity Index.

The WisdomTree International LargeCap Dividend Index is comprised of the large-capitalization segment of the dividend-paying market in the industrialized world outside the U.S. and Canada.

The WisdomTree International MidCap Dividend Index is comprised of the mid-capitalization segment of the dividend-paying market in the industrialized world outside the U.S. and Canada.

The WisdomTree International Quality Dividend Growth Index is a fundamentally weighted index designed to provide exposure to dividend paying developed market companies.

The WisdomTree International SmallCap Dividend Index is comprised of the small-capitalization segment of the dividend-paying market in the industrialized world outside the U.S. and Canada.

The WisdomTree Japan SmallCap Dividend Index is comprised of dividend-paying small-capitalization companies in Japan.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”), a division of The McGraw-Hill Companies, Inc. and is licensed for use by WisdomTree Investments, Inc. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

WisdomTree Trust	15

Description of Terms and Indexes (unaudited) (concluded)

Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc. (together, “WisdomTree”) and the Funds make no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the underlying Indexes to track the performance of their underlying securities. WisdomTree Investments is the licensor of certain trademarks, service marks and trade names of the Funds. WisdomTree Investments has no obligation to take the needs of the Funds or the owners of shares of the Funds into consideration in determining, composing, or calculating the underlying WisdomTree Indexes of the applicable Funds. WisdomTree Investments is not responsible for, and has not participated in, the determination of the timing of, prices of, or quantities of shares of the Funds to be issued or in the determination or calculation of the equation by which the shares of the Funds are redeemable. WisdomTree and the Funds do not guarantee the accuracy, completeness, or performance of the underlying Indexes or the data included therein and shall have no liability in connection with the underlying Indexes or their calculation.

Index performance information assumes the reinvestment of dividends and excludes management fees, transaction costs and expenses. You cannot directly invest in an index.

* * * * * *

Abbreviations used in the schedules of investments and related tables included in this report are as follows:

Currency abbreviations:
AUD	Australian dollar	JPY	Japanese yen
CAD	Canadian dollar	NOK	Norwegian krone
CHF	Swiss franc	NZD	New Zealand dollar
DKK	Danish krone	SEK	Swedish krona
EUR	Euro	SGD	Singapore dollar
GBP	British pound	USD	U.S. dollar
HKD	Hong Kong dollar

Other abbreviations:
ADR	American Depositary Receipt
CVA	Certificaten Van Aandelen (Certificate of Stock)
RSP	Risparmio Italian Savings Shares

16	WisdomTree Trust

Schedule of Investments

WisdomTree Europe Quality Dividend Growth Fund (EUDG)

March 31, 2022

Investments	Shares	Value

COMMON STOCKS – 99.1%

Austria – 1.1%

Andritz AG	1,472	$68,756

OMV AG	9,806	473,413

S&T AG(a)	1,182	22,318

Telekom Austria AG*	17,000	132,405

Wienerberger AG	2,246	68,473

Total Austria		765,365

Belgium – 0.1%

Melexis NV	845	78,976

Denmark – 6.3%

AP Moller – Maersk A/S, Class B	96	292,508

Carlsberg A/S, Class B	1,914	237,627

Coloplast A/S, Class B	2,980	456,672

DSV A/S	406	78,979

H. Lundbeck A/S	2,750	64,026

Novo Nordisk A/S, Class B	21,319	2,388,177

Novozymes A/S, Class B	2,361	163,513

Orsted A/S(b)	4,613	585,962

Royal Unibrew A/S	813	76,906

Scandinavian Tobacco Group A/S, Class A(b)	4,122	88,663

SimCorp A/S	297	22,080

Vestas Wind Systems A/S	4,071	121,636

Total Denmark		4,576,749

Finland – 3.6%

Elisa Oyj	5,414	329,025

Kesko Oyj, Class A	3,808	99,145

Kesko Oyj, Class B	5,402	150,324

Kone Oyj, Class B	7,619	403,434

Metso Outotec Oyj	12,109	103,527

Neste Oyj	10,499	484,558

Nokian Renkaat Oyj	3,865	63,538

Orion Oyj, Class B	3,772	172,703

Tokmanni Group Corp.	2,281	38,196

UPM-Kymmene Oyj(a)	19,532	644,580

Valmet Oyj(a)	2,827	88,733

Total Finland		2,577,763

France – 16.9%

Arkema SA	1,463	177,024

BioMerieux	648	69,749

Bureau Veritas SA	4,026	116,199

Capgemini SE	1,568	353,289

Cie de Saint-Gobain	7,168	432,829

Cie Generale des Etablissements Michelin SCA	2,687	367,583

Eiffage SA	2,018	209,354

Hermes International	316	454,088

IPSOS	1,101	55,371

Kering SA	1,348	863,465

L’Oreal SA	5,009	2,027,833

La Francaise des Jeux SAEM(b)	3,562	142,519

Legrand SA	2,542	244,314

LVMH Moet Hennessy Louis Vuitton SE	4,646	3,356,991

Remy Cointreau SA	501	104,241

Safran SA	1,021	121,849

Sartorius Stedim Biotech	125	51,808

Schneider Electric SE	6,295	1,065,749

SEB SA	874	123,113

Sopra Steria Group SACA	283	53,183

Teleperformance	292	112,511

Television Francaise 1	10,674	104,631

Thales SA	3,082	390,756

Trigano SA	581	85,331

Verallia SA(b)	3,181	76,237

Vinci SA	10,578	1,094,457

Total France		12,254,474

Germany – 8.3%

adidas AG	1,860	438,533

Aurubis AG	787	94,965

Bechtle AG	966	55,031

Brenntag SE	1,710	139,539

Carl Zeiss Meditec AG, Bearer Shares	406	66,383

Covestro AG(b)	3,965	202,230

Dermapharm Holding SE	459	29,468

Deutsche Post AG, Registered Shares	18,451	894,060

Fielmann AG	1,854	101,905

Hapag-Lloyd AG(b)	2,044	720,030

Infineon Technologies AG	6,548	225,745

Instone Real Estate Group SE(b)	924	17,416

Knorr-Bremse AG	1,508	116,847

ProSiebenSat.1 Media SE	7,018	90,502

Siemens AG, Registered Shares	12,685	1,773,561

Siemens Healthineers AG(b)	13,380	837,260

Symrise AG	1,083	131,164

Varta AG(a)	471	47,113

VERBIO Vereinigte BioEnergie AG	265	20,669

Total Germany		6,002,421

Ireland – 1.0%

CRH PLC	16,330	660,464

Kingspan Group PLC	550	54,489

Total Ireland		714,953

Italy – 1.8%

Amplifon SpA	1,317	59,406

Anima Holding SpA(b)	18,503	84,038

BFF Bank SpA(b)	19,928	149,334

Buzzi Unicem SpA	2,798	52,473

Davide Campari-Milano NV	5,541	65,074

De’ Longhi SpA	2,209	60,807

DiaSorin SpA	288	45,471

Ferrari NV	741	163,823

GVS SpA(b)	1,433	13,138

Moncler SpA	1,869	105,516

Pirelli & C. SpA(b)	14,688	80,585

RAI Way SpA(b)	13,635	86,019

Recordati Industria Chimica e Farmaceutica SpA	3,524	178,953

See Notes to Financial Statements.

WisdomTree Trust	17

Schedule of Investments (continued)

WisdomTree Europe Quality Dividend Growth Fund (EUDG)

March 31, 2022

Investments	Shares	Value

Technogym SpA(b)	4,550	$36,400

Telecom Italia SpA(a)	392,905	145,795

Total Italy		1,326,832

Netherlands – 4.8%

ASM International NV	320	118,244

ASML Holding NV	1,465	994,320

BE Semiconductor Industries NV	1,645	142,508

Euronext NV(b)	1,391	127,994

EXOR NV	1,177	91,016

Heineken NV	5,231	503,919

IMCD NV	260	44,912

Koninklijke KPN NV	181,138	633,450

Randstad NV(a)	5,795	352,308

RHI Magnesita NV	1,801	57,765

Signify NV(b)	2,606	123,029

Wolters Kluwer NV	2,640	283,694

Total Netherlands		3,473,159

Norway – 2.2%

AF Gruppen ASA	4,103	93,847

Aker BP ASA(a)	9,023	341,149

Atea ASA*	3,854	58,268

Kongsberg Gruppen ASA	3,720	149,328

Mowi ASA	3,632	98,858

Norsk Hydro ASA	34,161	336,375

Yara International ASA	10,282	519,744

Total Norway		1,597,569

Portugal – 0.4%

Altri SGPS SA	10,159	68,499

Jeronimo Martins SGPS SA	8,504	205,609

Total Portugal		274,108

Spain – 3.7%

Acerinox SA	10,151	112,719

Banco Bilbao Vizcaya Argentaria SA(a)	143,198	830,106

Cie Automotive SA	2,320	53,331

Faes Farma SA	24,288	99,394

Fluidra SA	1,991	58,262

Grifols SA(a)	6,028	110,532

Industria de Diseno Textil SA	60,877	1,339,795

Viscofan SA	1,074	64,290

Total Spain		2,668,429

Sweden – 5.3%

AAK AB	3,631	68,183

Alfa Laval AB	4,274	149,187

Assa Abloy AB, Class B	10,065	275,293

Atlas Copco AB, Class A	6,841	360,937

Atlas Copco AB, Class B	3,476	160,197

Axfood AB	6,860	225,393

Bilia AB, Class A	4,085	58,956

Catena AB	792	48,356

Dustin Group AB(b)	2,938	25,473

Elekta AB, Class B(a)	7,656	60,973

Epiroc AB, Class A	6,703	145,433

Epiroc AB, Class B	2,087	38,193

EQT AB	4,661	186,102

Evolution AB(b)	862	89,545

Hexagon AB, Class B	15,396	219,308

Hexpol AB	7,566	74,983

Husqvarna AB, Class B	9,020	95,490

Indutrade AB	2,333	59,656

JM AB(a)	2,527	81,346

Mycronic AB	1,729	32,653

Nibe Industrier AB, Class B	3,416	38,506

Nordnet AB publ	2,171	39,602

Paradox Interactive AB(a)	1,250	24,103

Samhallsbyggnadsbolaget i Norden AB(a)	21,494	97,444

Sandvik AB	15,434	332,879

SKF AB, Class B(a)	7,956	131,428

Thule Group AB(b)	1,365	54,926

Volvo AB, Class A	8,955	173,923

Volvo AB, Class B	27,099	513,518

Total Sweden		3,861,986

Switzerland – 17.9%

Adecco Group AG, Registered Shares	5,262	240,214

Coca-Cola HBC AG*	6,963	146,639

EMS-Chemie Holding AG, Registered Shares	375	367,359

Geberit AG, Registered Shares	339	210,786

Kuehne + Nagel International AG, Registered Shares	1,159	331,359

Logitech International SA, Registered Shares	1,681	126,406

Nestle SA, Registered Shares	37,998	4,963,173

Partners Group Holding AG	401	502,639

Roche Holding AG	10,175	4,051,756

Roche Holding AG, Bearer Shares	2,123	934,328

Schindler Holding AG, Participation Certificate	354	76,551

Schindler Holding AG, Registered Shares	729	156,772

SFS Group AG	471	65,922

Sonova Holding AG, Registered Shares	476	200,486

STMicroelectronics NV	4,297	189,378

Straumann Holding AG, Registered Shares	38	61,382

Temenos AG, Registered Shares	489	47,293

VAT Group AG(b)	218	83,954

Vifor Pharma AG*	938	167,928

Total Switzerland		12,924,325

United Kingdom – 25.7%

abrdn PLC	74,182	209,897

Alpha FX Group PLC	917	24,993

Anglo American PLC	51,056	2,670,430

Antofagasta PLC	21,629	476,434

Ashmore Group PLC	20,923	64,077

Ashtead Group PLC	1,683	107,096

Avast PLC(b)	12,156	90,589

Bellway PLC	2,007	64,266

Britvic PLC	6,799	72,242

Burberry Group PLC	5,291	116,617

Clipper Logistics PLC	3,056	35,489

See Notes to Financial Statements.

18	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Europe Quality Dividend Growth Fund (EUDG)

March 31, 2022

Investments	Shares	Value

Computacenter PLC	1,887	$73,095

Croda International PLC	971	100,743

Diageo PLC	27,476	1,397,671

Dunelm Group PLC	3,561	51,153

Electrocomponents PLC	3,820	54,521

Ferrexpo PLC	42,667	104,771

Fresnillo PLC	11,379	109,969

Games Workshop Group PLC	329	31,470

GlaxoSmithKline PLC	165,810	3,596,065

Halma PLC	1,667	55,091

Hargreaves Lansdown PLC	7,918	105,086

Hikma Pharmaceuticals PLC	2,345	63,634

Howden Joinery Group PLC	4,436	44,845

Impax Asset Management Group PLC	1,548	20,178

Intertek Group PLC	1,513	104,067

Mondi PLC	8,685	170,555

RELX PLC	17,123	537,247

Rentokil Initial PLC	11,054	76,555

Rightmove PLC	7,387	61,547

Rio Tinto PLC	51,076	4,089,426

Rotork PLC	11,665	50,131

Savills PLC	2,157	31,638

Softcat PLC	2,354	52,814

Spirax-Sarco Engineering PLC	406	67,007

Synthomer PLC	9,228	37,131

Taylor Wimpey PLC	118,874	204,566

Tesco PLC	167,022	606,950

TI Fluid Systems PLC(b)	10,846	27,304

Unilever PLC	55,724	2,534,900

Victrex PLC	2,108	50,792

Vistry Group PLC	4,815	59,694

Vivo Energy PLC(b)	33,614	60,456

Total United Kingdom		18,563,202
TOTAL COMMON STOCKS (Cost: $67,970,081)		71,660,311

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 2.2%

United States – 2.2%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.25%(c)
(Cost: $1,594,908)	1,594,908	1,594,908

TOTAL INVESTMENTS IN SECURITIES – 101.3% (Cost: $69,564,989)		73,255,219

Other Assets less Liabilities – (1.3)%		(908,865)

NET ASSETS – 100.0%		$72,346,354
*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2022 (See Note 2). At March 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $2,416,370 and the total market value of the collateral held by the Fund was $2,584,005. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $989,097.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2022.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$71,660,311	$—	$—	$71,660,311
Investment of Cash Collateral for Securities Loaned	—	1,594,908	—	1,594,908
Total Investments in Securities	$71,660,311	$1,594,908	$—	$73,255,219

See Notes to Financial Statements.

WisdomTree Trust	19

Schedule of Investments

WisdomTree Europe SmallCap Dividend Fund (DFE)

March 31, 2022

Investments	Shares	Value

COMMON STOCKS – 99.1%

Austria – 1.4%

AT&S Austria Technologie & Systemtechnik AG	16,103	$903,017

POLYTEC Holding AG(a)	44,994	333,917

S IMMO AG	54,798	1,350,508

S&T AG(a)	30,285	571,832

Semperit AG Holding(a)	27,940	707,239

Zumtobel Group AG	37,135	302,863

Total Austria		4,169,376

Belgium – 2.7%

Befimmo SA	45,324	2,390,371

Bekaert SA	64,506	2,546,492

Deceuninck NV(a)	96,842	294,161

Fagron	33,755	620,450

Ion Beam Applications	18,748	363,798

Recticel SA	29,603	711,456

Xior Student Housing NV	18,370	1,034,233

Total Belgium		7,960,961

Denmark – 5.2%

Alm Brand A/S	2,280,460	3,943,267

Cementir Holding NV	123,155	940,015

Chemometec A/S	3,752	463,293

D/S Norden A/S	75,423	2,667,025

FLSmidth & Co. A/S	16,109	427,703

Huscompagniet A/S	18,235	318,584

Matas A/S	22,046	317,565

Per Aarsleff Holding A/S	15,501	605,168

Scandinavian Tobacco Group A/S, Class A(b)	114,723	2,467,660

Spar Nord Bank A/S	108,943	1,448,695

Sydbank A/S	53,174	1,835,739

Total Denmark		15,434,714

Finland – 4.1%

Aktia Bank Oyj	83,795	1,016,256

Caverion Oyj	73,462	426,261

Kamux Corp.	23,994	299,807

Kemira Oyj(a)	177,817	2,348,457

Lassila & Tikanoja Oyj(a)	35,376	425,887

Musti Group Oyj	12,632	336,758

Oma Saastopankki Oyj	26,051	523,191

Revenio Group Oyj	5,558	295,724

Rovio Entertainment Oyj(a)(b)	59,736	504,804

Suominen Oyj(a)	63,761	251,496

Talenom Oyj	17,091	186,930

Terveystalo Oyj(a)(b)	80,812	1,010,650

Tokmanni Group Corp.	116,352	1,948,359

Uponor Oyj	66,535	1,358,454

Verkkokauppa.com Oyj(a)	64,034	341,632

YIT Oyj(a)	224,769	857,806

Total Finland		12,132,472

France – 4.8%

AKWEL	18,677	415,619

Albioma SA	25,871	1,269,435

Chargeurs SA	50,082	1,134,535

Coface SA	219,658	2,671,320

Fnac Darty SA	15,897	823,544

Groupe SFPI	87,424	289,872

IPSOS	50,690	2,549,291

Kaufman & Broad SA	23,362	781,112

Lectra	9,562	458,548

Maisons du Monde SA(a)(b)	22,614	437,306

Mersen SA	15,462	578,048

Quadient SA	28,518	540,689

Television Francaise 1	217,339	2,130,454

Total France		14,079,773

Germany – 7.7%

Aareal Bank AG	29,850	946,559

AURELIUS Equity Opportunities SE & Co. KGaA	41,195	1,154,141

Bilfinger SE	94,146	3,620,214

CANCOM SE	17,239	1,083,725

CropEnergies AG	94,269	1,252,368

Deutsche Pfandbriefbank AG(b)	111,462	1,371,022

DIC Asset AG	59,477	958,906

Eckert & Ziegler Strahlen – und Medizintechnik AG	3,660	237,008

Encavis AG	79,029	1,671,580

GFT Technologies SE	7,923	365,844

GRENKE AG	12,287	345,880

Hamborner REIT AG	109,578	1,167,769

Hamburger Hafen und Logistik AG	60,171	1,081,231

Hensoldt AG	32,937	971,155

Hornbach Holding AG & Co. KGaA	10,094	1,281,468

Instone Real Estate Group SE(b)	26,654	502,383

Jenoptik AG	15,463	472,791

JOST Werke AG(b)	10,205	414,443

MLP SE	44,877	362,010

Mutares SE & Co. KGaA	28,345	704,876

NORMA Group SE	20,248	587,104

PATRIZIA AG	37,928	719,942

Wacker Neuson SE	51,501	1,164,389

Wuestenrot & Wuerttembergische AG	16,935	344,068

Total Germany		22,780,876

Ireland – 0.9%

Hibernia REIT PLC	784,094	1,409,834

Kenmare Resources PLC	86,585	526,690

Origin Enterprises PLC	101,719	452,711

Uniphar PLC	67,558	283,385

Total Ireland		2,672,620

Italy – 10.9%

Alerion Cleanpower SpA(a)	23,339	784,238

Anima Holding SpA(b)	758,343	3,444,271

Ascopiave SpA	89,439	342,827

Avio SpA(a)	26,993	319,559

Banca IFIS SpA	55,271	1,148,154

Banca Popolare di Sondrio SPA(a)	347,129	1,436,015

BFF Bank SpA(b)	668,405	5,008,826

Cairo Communication SpA	156,723	391,478

See Notes to Financial Statements.

20	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Europe SmallCap Dividend Fund (DFE)

March 31, 2022

Investments	Shares	Value

Credito Emiliano SpA	292,777	$1,948,035

Danieli & C. Officine Meccaniche SpA, RSP	28,843	462,769

Datalogic SpA	21,386	236,167

doValue SpA*(a)(b)	80,300	686,176

El.En. SpA	24,459	393,519

Emak SpA	196,442	307,748

Esprinet SpA	78,848	843,965

Falck Renewables SpA	77,243	758,030

Gruppo MutuiOnline SpA	17,592	634,189

GVS SpA(b)	63,855	585,438

La Doria SpA	48,983	897,086

Maire Tecnimont SpA(a)	348,271	1,214,437

MARR SpA	38,285	639,393

Piaggio & C. SpA	634,340	1,811,079

RAI Way SpA(b)	264,420	1,668,154

Salcef SpA	60,904	1,362,074

Sanlorenzo SpA	15,540	635,429

SOL SpA	45,561	836,442

Technogym SpA(a)(b)	146,522	1,172,170

Tinexta SpA	9,952	293,659

Unieuro SpA(a)(b)	78,600	1,543,569

Zignago Vetro SpA	29,280	387,031

Total Italy		32,191,927

Netherlands – 6.5%

AMG Advanced Metallurgical Group NV	7,274	316,776

Brunel International NV	38,422	470,253

Eurocommercial Properties NV	41,871	1,157,474

Heijmans NV, CVA	72,251	1,194,597

Ordina NV	326,110	1,690,864

PostNL NV(a)	2,535,974	9,762,917

RHI Magnesita NV	60,569	1,942,666

TKH Group NV, CVA	30,280	1,704,767

Wereldhave NV(a)	52,045	1,022,653

Total Netherlands		19,262,967

Norway – 5.5%

ABG Sundal Collier Holding ASA	705,222	687,156

Atea ASA*	93,843	1,418,806

Austevoll Seafood ASA	145,858	2,280,282

Bonheur ASA	17,026	697,085

Borregaard ASA	59,262	1,181,987

Europris ASA(b)	262,270	1,694,677

Kid ASA(b)	52,564	619,178

Kitron ASA(a)	317,076	730,682

Komplett Bank ASA*(a)	377,110	323,459

Multiconsult ASA(b)	33,946	549,332

Selvaag Bolig ASA	62,120	355,215

SpareBank 1 Nord Norge	63,201	776,279

SpareBank 1 SMN	59,170	955,490

Sparebanken Vest	42,737	503,421

TGS ASA	226,832	3,413,894

Total Norway		16,186,943

Peru – 0.1%

Hochschild Mining PLC	274,571	465,269

Portugal – 2.1%

Altri SGPS SA	306,473	2,066,444

Corticeira Amorim SGPS SA	32,483	363,591

CTT – Correios de Portugal SA(a)	90,969	456,487

Sonae SGPS SA	2,967,558	3,440,532

Total Portugal		6,327,054

Spain – 3.5%

Aedas Homes SA(b)	83,419	2,134,772

Applus Services SA	91,485	761,904

Audax Renovables SA(a)	251,016	359,171

ContourGlobal PLC(b)	303,253	763,420

Faes Farma SA	298,700	1,222,378

Linea Directa Aseguradora SA Cia de Seguros y Reaseguros(a)	736,901	1,143,779

Neinor Homes SA*(b)	105,055	1,390,985

Pharma Mar SA(a)	5,254	399,974

Sacyr SA(a)	851,547	2,076,863

Total Spain		10,253,246

Sweden – 12.5%

AcadeMedia AB(b)	104,478	581,841

Akelius Residential Property AB, Class D	361,341	742,981

Alimak Group AB(b)	32,412	367,267

Ambea AB(b)	63,071	324,038

Beijer Alma AB(a)	38,729	905,951

Bergman & Beving AB	28,550	433,179

Bilia AB, Class A	139,014	2,006,286

BioGaia AB, Class B	4,384	263,433

Biotage AB	11,918	281,600

Bonava AB, Class B	118,175	750,054

Bufab AB	13,935	503,905

Byggmax Group AB	110,246	824,532

Catena AB	28,799	1,758,335

Clas Ohlson AB, Class B	139,468	1,604,285

Cloetta AB, Class B	277,926	767,626

Coor Service Management Holding AB(b)	122,628	996,746

Dios Fastigheter AB	191,537	2,104,576

Dustin Group AB(b)	81,036	702,589

Eolus Vind AB, Class B(a)	10,867	113,108

Fagerhult AB	63,759	344,129

Ferronordic AB	18,496	115,111

G5 Entertainment AB(a)	4,422	99,169

GARO AB	7,107	117,746

Granges AB	40,130	399,173

HMS Networks AB	9,812	465,363

Instalco AB	50,600	384,628

Inwido AB	83,840	1,343,146

JM AB(a)	82,371	2,651,598

Karnov Group AB	63,966	410,452

KNOW IT AB	14,777	496,298

Lagercrantz Group AB, Class B	65,867	754,834

LeoVegas AB(a)(b)	206,846	841,198

Lindab International AB	52,898	1,367,944

Loomis AB	65,725	1,820,248

See Notes to Financial Statements.

WisdomTree Trust	21

Schedule of Investments (continued)

WisdomTree Europe SmallCap Dividend Fund (DFE)

March 31, 2022

Investments	Shares	Value

Midsona AB, Class B	67,080	$199,382

MIPS AB	4,847	457,686

Munters Group AB(b)	66,267	413,840

Mycronic AB	47,266	892,634

NCC AB, Class B	109,139	1,569,267

Nobia AB	203,499	907,507

Nordic Waterproofing Holding AB(a)	28,573	519,375

Paradox Interactive AB(a)	28,197	543,705

Platzer Fastigheter Holding AB, Class B	58,480	730,420

Pricer AB, Class B(a)	155,102	325,536

Ratos AB, Class B	157,031	822,949

Rottneros AB	271,575	325,795

Scandi Standard AB	70,712	270,498

Troax Group AB	17,185	453,625

Vitec Software Group AB, Class B	5,699	298,116

Volati AB	29,494	481,682

Total Sweden		36,855,386

Switzerland – 3.5%

Arbonia AG	80,280	1,580,737

Comet Holding AG, Registered Shares	1,605	468,288

EFG International AG*	87,034	680,951

Huber + Suhner AG, Registered Shares	16,990	1,600,688

Landis + Gyr Group AG*	34,699	2,213,346

Mobilezone Holding AG, Registered Shares	100,342	1,783,858

Valiant Holding AG, Registered Shares	15,547	1,618,476

Zehnder Group AG	6,150	535,974

Total Switzerland		10,482,318

United Kingdom – 27.7%

AJ Bell PLC	190,838	763,852

Alliance Pharma PLC	376,367	569,875

Anglo Asian Mining PLC	149,366	182,896

Bloomsbury Publishing PLC	81,858	456,980

Bodycote PLC	120,731	1,005,425

Brewin Dolphin Holdings PLC	339,210	2,286,700

CareTech Holdings PLC	107,037	975,238

Central Asia Metals PLC	413,854	1,296,865

Chemring Group PLC	107,794	461,972

Chesnara PLC	150,537	601,551

Clarkson PLC	24,459	1,191,546

Clinigen Group PLC	41,482	504,664

Clipper Logistics PLC	40,301	468,010

CLS Holdings PLC	264,114	698,969

Coats Group PLC	859,752	868,239

Concentric AB	18,300	402,547

Craneware PLC	11,304	248,553

Currys PLC	706,912	846,057

Devro PLC	270,625	744,706

DiscoverIE Group PLC	23,788	246,805

Diversified Energy Co. PLC	3,139,650	4,902,713

Dole PLC	1	12

Domino’s Pizza Group PLC	373,072	1,859,704

Drax Group PLC	521,236	5,394,205

EMIS Group PLC	65,960	1,158,529

Essentra PLC	145,217	602,280

Euromoney Institutional Investor PLC	45,982	598,157

FDM Group Holdings PLC	107,997	1,510,104

Ferrexpo PLC	1,770,757	4,348,188

Forterra PLC(b)	136,356	417,415

Galliford Try Holdings PLC	117,780	275,724

Gamma Communications PLC	16,786	299,252

Gateley Holdings PLC	85,166	225,389

GB Group PLC	37,021	269,065

Genuit Group PLC	83,496	540,331

Halfords Group PLC	91,808	297,362

Harworth Group PLC	150,977	353,835

Headlam Group PLC	59,208	296,234

Helical PLC	82,556	446,746

Hill & Smith Holdings PLC	49,320	955,876

Hilton Food Group PLC	73,920	1,206,852

Hunting PLC	154,116	609,765

Ibstock PLC(b)	211,629	488,737

IG Design Group PLC(a)	104,587	92,262

Impax Asset Management Group PLC	48,409	631,004

IntegraFin Holdings PLC	136,077	754,288

International Personal Finance PLC	109,543	148,845

Jadestone Energy PLC(a)	212,005	260,714

James Fisher & Sons PLC*	24,367	111,007

James Halstead PLC(a)	109,496	333,028

Jupiter Fund Management PLC	951,991	2,589,606

Keller Group PLC	62,030	681,143

Liontrust Asset Management PLC	36,473	611,803

LSL Property Services PLC	36,236	185,115

Luceco PLC(b)	83,656	224,697

Marshalls PLC	64,052	574,315

Mattioli Woods PLC	56,256	588,852

MJ Gleeson PLC	33,559	260,694

Moneysupermarket.com Group PLC	714,823	1,788,227

Morgan Advanced Materials PLC	143,406	585,328

Morgan Sindall Group PLC	54,124	1,720,987

Mortgage Advice Bureau Holdings Ltd.	33,318	500,097

NCC Group PLC	153,641	369,384

Next Fifteen Communications Group PLC	30,239	533,510

Norcros PLC	81,742	277,674

Numis Corp. PLC	94,189	318,716

Oxford Instruments PLC	16,157	448,863

Pan African Resources PLC(a)	2,646,890	780,647

Paragon Banking Group PLC	252,975	1,665,398

PayPoint PLC	110,706	848,330

Polar Capital Holdings PLC	173,525	1,418,810

Premier Foods PLC	206,764	310,349

Premier Miton Group PLC	156,552	311,248

PZ Cussons PLC	308,915	795,570

Reach PLC	165,693	399,669

Record PLC	191,989	179,476

Redde Northgate PLC	374,918	2,132,507

Renew Holdings PLC	59,171	532,888

Robert Walters PLC	42,387	390,662

See Notes to Financial Statements.

22	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Europe SmallCap Dividend Fund (DFE)

March 31, 2022

Investments	Shares	Value

Sabre Insurance Group PLC(b)	514,081	$1,570,327

Serco Group PLC	562,052	1,066,378

Serica Energy PLC	162,540	852,823

Smart Metering Systems PLC	95,944	996,702

Spirent Communications PLC	251,342	787,612

SThree PLC	83,665	455,502

TBC Bank Group PLC	44,797	648,802

Telecom Plus PLC	92,077	1,854,868

TI Fluid Systems PLC(b)	377,031	949,151

TT Electronics PLC	134,609	364,214

Tyman PLC	162,778	681,543

UP Global Sourcing Holdings PLC(a)	96,302	166,737

Vesuvius PLC	293,959	1,322,133

Vitec Group PLC	22,472	399,435

Volex PLC(a)	54,877	192,195

Watkin Jones PLC	291,799	983,545

Wincanton PLC	135,598	689,146

Workspace Group PLC	103,345	932,074

XPS Pensions Group PLC	299,995	489,786

YouGov PLC	17,765	320,447

Total United Kingdom		81,957,058
TOTAL COMMON STOCKS (Cost: $296,815,151)		293,212,960

EXCHANGE-TRADED FUND – 0.4%

United States – 0.4%

WisdomTree International MidCap Dividend Fund(c)
(Cost: $1,150,589)	17,769	1,141,154

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 4.6%

United States – 4.6%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.25%(d)
(Cost: $13,466,722)	13,466,722	13,466,722

TOTAL INVESTMENTS IN SECURITIES – 104.1% (Cost: $311,432,462)		307,820,836

Other Assets less Liabilities – (4.1)%		(12,015,144)

NET ASSETS – 100.0%		$295,805,692
*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2022 (See Note 2). At March 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $25,439,370 and the total market value of the collateral held by the Fund was $27,414,325. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $13,947,603.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(d)	Rate shown represents annualized 7-day yield as of March 31, 2022.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2022 were as follows:

Affiliate	Value at 3/31/2021	Purchases/ Additions	Sales/ Reductions	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2022	Dividend Income
WisdomTree International MidCap Dividend Fund	$629,963	$4,752,320	$4,214,989	$18,320	$(44,460)	$1,141,154	$38,856

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America NA	4/4/2022	29,759	USD	200,000	DKK	$—	$(157)
Bank of America NA	4/4/2022	265,611	USD	240,000	EUR	—	(1,426)
Bank of Montreal	4/4/2022	56,867	USD	500,000	NOK	—	(315)
Deutsche Bank AG	4/1/2022	50,000	SEK	4,049	GBP	34	—
JP Morgan Chase Bank NA	4/4/2022	952,438	USD	856,000	EUR	9	—
						$43	$(1,898)

See Notes to Financial Statements.

WisdomTree Trust	23

Schedule of Investments (concluded)

WisdomTree Europe SmallCap Dividend Fund (DFE)

March 31, 2022

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s investments (See Note 2 – Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$293,212,960	$—	$—	$293,212,960
Exchange-Traded Fund	1,141,154	—	—	1,141,154
Investment of Cash Collateral for Securities Loaned	—	13,466,722	—	13,466,722
Total Investments in Securities	$294,354,114	$13,466,722	$—	$307,820,836
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$43	$—	$43
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(1,898)	$—	$(1,898)
Total – Net	$294,354,114	$13,464,867	$—	$307,818,981
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

24	WisdomTree Trust

Schedule of Investments

WisdomTree International AI Enhanced Value Fund (AIVI)

March 31, 2022

Investments	Shares	Value

COMMON STOCKS – 95.8%

Australia – 7.7%

APA Group	45,247	$362,548

Aurizon Holdings Ltd.	971,006	2,690,662

Insurance Australia Group Ltd.	202,328	665,489

Lendlease Corp. Ltd.(a)	43,285	364,054

Origin Energy Ltd.	178,297	834,148

Sonic Healthcare Ltd.	11,612	309,387

Suncorp Group Ltd.	170,772	1,426,042

Tabcorp Holdings Ltd.	302,056	1,211,266

Transurban Group	147,265	1,498,476

Total Australia		9,362,072

Austria – 0.7%

Raiffeisen Bank International AG	59,503	857,368

Belgium – 0.2%

Groupe Bruxelles Lambert SA	2,874	300,973

Finland – 1.7%

Sampo Oyj, Class A	41,639	2,056,109

France – 6.4%

AXA SA(a)	35,112	1,037,825

Cie de Saint-Gobain	12,814	773,755

Faurecia SE(a)	8,918	234,670

Orange SA	24,322	289,670

Publicis Groupe SA	50,337	3,094,973

Renault SA*	68,507	1,819,856

Valeo	27,244	507,895

Total France		7,758,644

Germany – 10.3%

Allianz SE, Registered Shares	18,163	4,376,273

Aroundtown SA	435,815	2,518,621

Beiersdorf AG	3,038	321,798

Continental AG*	16,039	1,167,115

Deutsche Post AG, Registered Shares	6,481	314,043

Fresenius SE & Co. KGaA	41,949	1,556,363

HeidelbergCement AG	29,492	1,695,186

LEG Immobilien SE	2,372	272,498

Telefonica Deutschland Holding AG	116,221	319,275

Total Germany		12,541,172

Hong Kong – 6.5%

CK Infrastructure Holdings Ltd.	53,000	354,962

Hang Lung Properties Ltd.	380,000	766,657

Henderson Land Development Co. Ltd.	150,000	624,409

HK Electric Investments & HK Electric Investments Ltd.	1,443,500	1,410,064

Hongkong Land Holdings Ltd.	60,400	295,960

MTR Corp. Ltd.	142,500	770,600

New World Development Co. Ltd.	87,000	353,826

Power Assets Holdings Ltd.	51,500	335,709

Sino Land Co. Ltd.	368,000	477,422

Sun Hung Kai Properties Ltd.	62,500	746,993

Swire Pacific Ltd., Class A	215,000	1,315,027

Swire Properties Ltd.	160,000	397,579

Total Hong Kong		7,849,208

Israel – 0.8%

Check Point Software Technologies Ltd.*	2,671	369,293

Teva Pharmaceutical Industries Ltd., ADR*	59,816	561,672

Total Israel		930,965

Italy – 0.3%

Terna – Rete Elettrica Nazionale	35,111	304,170

Japan – 19.5%

Asahi Group Holdings Ltd.	28,800	1,058,511

Hino Motors Ltd.(a)	127,300	755,147

Hoshizaki Corp.	4,000	277,158

Hulic Co. Ltd.	33,700	305,695

Japan Post Insurance Co. Ltd.	34,600	608,903

Kao Corp.	6,200	256,684

Keio Corp.(a)	12,800	504,618

Keisei Electric Railway Co. Ltd.	12,300	346,072

Kirin Holdings Co. Ltd.	37,700	568,101

Komatsu Ltd.	79,400	1,925,225

Lixil Corp.	45,400	856,568

Mitsubishi Electric Corp.	91,500	1,062,945

Mitsubishi Gas Chemical Co., Inc.	88,100	1,510,493

Mitsubishi HC Capital, Inc.	279,600	1,313,055

Mitsubishi Heavy Industries Ltd.	16,800	556,424

Mitsui & Co. Ltd.	16,000	438,706

Nisshin Seifun Group, Inc.	22,300	313,440

Nomura Real Estate Holdings, Inc.	36,800	889,264

Otsuka Corp.	17,300	619,308

Otsuka Holdings Co. Ltd.	18,700	652,016

Rinnai Corp.	3,500	264,428

Santen Pharmaceutical Co. Ltd.	36,300	366,963

Secom Co. Ltd.	4,400	321,476

Shimizu Corp.(a)	48,800	295,514

SoftBank Corp.	24,800	291,777

Sompo Holdings, Inc.	13,500	598,505

Sumitomo Corp.	75,400	1,316,355

Sumitomo Dainippon Pharma Co. Ltd.(a)	28,000	278,674

Sumitomo Mitsui Trust Holdings, Inc.	9,000	296,676

Sumitomo Realty & Development Co. Ltd.	18,600	519,344

Taisei Corp.	10,000	291,246

Taisho Pharmaceutical Holdings Co. Ltd.	13,000	608,363

Takeda Pharmaceutical Co. Ltd.	61,600	1,775,298

Tosoh Corp.	109,600	1,638,018

Total Japan		23,680,970

Netherlands – 1.0%

Koninklijke Philips NV	9,288	286,570

NN Group NV	13,000	663,340

Wolters Kluwer NV	2,819	302,929

Total Netherlands		1,252,839

New Zealand – 0.3%

Spark New Zealand Ltd.	103,857	330,849

Norway – 1.1%

DNB Bank ASA	14,469	331,112

Gjensidige Forsikring ASA	29,782	744,891

See Notes to Financial Statements.

WisdomTree Trust	25

Schedule of Investments (continued)

WisdomTree International AI Enhanced Value Fund (AIVI)

March 31, 2022

Investments	Shares	Value

Norsk Hydro ASA	29,781	$293,246

Total Norway		1,369,249

Singapore – 1.8%

City Developments Ltd.	262,400	1,525,908

UOL Group Ltd.	117,100	609,143

Total Singapore		2,135,051

Spain – 6.1%

ACS Actividades de Construccion y Servicios SA(a)	16,549	451,125

Enagas SA(a)	192,501	4,315,854

Red Electrica Corp. SA	81,518	1,687,946

Repsol SA	70,522	935,632

Total Spain		7,390,557

Sweden – 6.8%

Essity AB, Class B(a)	12,059	287,519

Industrivarden AB, Class C	131,393	3,720,691

Securitas AB, Class B	38,465	439,363

Svenska Handelsbanken AB, Class A	180,759	1,685,512

Swedbank AB, Class A(a)	18,651	282,185

Tele2 AB, Class B	124,836	1,906,149

Total Sweden		8,321,419

Switzerland – 8.2%

Baloise Holding AG, Registered Shares	1,929	346,078

Geberit AG, Registered Shares	1,380	858,067

Holcim Ltd., Registered Shares*	39,528	1,945,366

Novartis AG, Registered Shares	42,137	3,720,327

Swiss Prime Site AG, Registered Shares	3,351	332,278

Swiss Re AG(a)	29,513	2,826,064

Total Switzerland		10,028,180

United Kingdom – 16.4%

Anglo American PLC	16,544	865,316

Barratt Developments PLC	83,364	573,393

British American Tobacco PLC	42,576	1,790,764

CK Hutchison Holdings Ltd.	83,500	613,610

GlaxoSmithKline PLC	93,740	2,033,021

Imperial Brands PLC	80,789	1,713,103

J. Sainsbury PLC	137,551	457,656

Johnson Matthey PLC	24,538	606,905

M&G PLC	1,294,848	3,771,155

Pearson PLC	39,803	393,364

Phoenix Group Holdings PLC	190,355	1,538,874

Prudential PLC	100,952	1,507,296

Schroders PLC	45,273	1,925,958

Shell PLC	57,240	1,589,073

United Utilities Group PLC	20,123	297,936

Whitbread PLC*	8,108	304,996

Total United Kingdom		19,982,420
TOTAL COMMON STOCKS (Cost: $124,027,795)		116,452,215

PREFERRED STOCK – 2.9%

Germany – 2.9%
Henkel AG & Co. KGaA (Cost: $5,000,124)	53,066	3,582,784

EXCHANGE-TRADED FUND – 0.1%

United States – 0.1%
iShares MSCI EAFE Value ETF(a) (Cost: $113,044)	2,366	118,915

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 2.4%

United States – 2.4%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.25%(b)
(Cost: $2,906,969)	2,906,969	2,906,969

TOTAL INVESTMENTS IN SECURITIES – 101.2% (Cost: $132,047,932)		123,060,883

Other Assets less Liabilities – (1.2)%		(1,479,044)

NET ASSETS – 100.0%		$121,581,839
*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2022 (See Note 2). At March 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $7,864,166. The Fund also had securities on loan having a total market value of $205,764 that were sold and pending settlement. The total market value of the collateral held by the Fund was $8,641,140. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $5,734,171.

(b)	Rate shown represents annualized 7-day yield as of March 31, 2022.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2022 were as follows:

Affiliate	Value at 3/31/2021	Purchases/ Additions	Sales/ Reductions	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2022	Dividend Income
WisdomTree International LargeCap Dividend Fund^	$249,429	$1,976,681	$2,219,326	$42,685	$(49,469)	$—	$25,790
^	As of March 31, 2022, the Fund did not hold a position in this affiliate.

See Notes to Financial Statements.

26	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree International AI Enhanced Value Fund (AIVI)

March 31, 2022

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Brown Brothers, Harriman	4/4/2022	3,324	USD	3,000	EUR	$—	$(14)
Brown Brothers, Harriman	4/4/2022	9,958	USD	78,000	HKD	—	(2)
Brown Brothers, Harriman	4/4/2022	5,362	USD	47,000	NOK	—	(13)
Brown Brothers, Harriman	4/4/2022	82,147	USD	769,000	SEK	—	(369)
State Street Bank and Trust	4/4/2022	135,670	USD	181,000	AUD	—	(252)
						$—	$(650)

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$116,452,215	$—	$—	$116,452,215
Preferred Stock	3,582,784	—	—	3,582,784
Exchange-Traded Fund	118,915	—	—	118,915
Investment of Cash Collateral for Securities Loaned	—	2,906,969	—	2,906,969
Total Investments in Securities	$120,153,914	$2,906,969	$—	$123,060,883
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(650)	$—	$(650)
Total – Net	$120,153,914	$2,906,319	$—	$123,060,233
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	27

Schedule of Investments

WisdomTree International Equity Fund (DWM)

March 31, 2022

Investments	Shares	Value

COMMON STOCKS – 99.1%

Australia – 11.5%

Adairs Ltd.(a)	46,243	$104,179

Alumina Ltd.	190,653	287,773

Ampol Ltd.	10,953	252,019

APA Group(a)	63,457	508,458

ASX Ltd.(a)	9,933	610,161

Atlas Arteria Ltd.	60,822	299,166

AUB Group Ltd.(a)	4,621	79,189

Aurizon Holdings Ltd.	108,310	300,127

Austal Ltd.	180,978	256,861

Australia & New Zealand Banking Group Ltd.	118,563	2,457,362

Australian Finance Group Ltd.	136,599	220,545

Autosports Group Ltd.(a)	123,865	185,103

Bank of Queensland Ltd.(a)	51,066	332,861

Bapcor Ltd.	22,638	108,800

Bell Financial Group Ltd.(a)	227,771	221,503

Bendigo & Adelaide Bank Ltd.(a)	71,227	550,390

BHP Group Ltd.	559,992	21,762,213

Brambles Ltd.	33,015	245,695

Brickworks Ltd.	10,277	187,999

carsales.com Ltd.	20,906	328,431

Charter Hall Group	27,259	337,962

Coles Group Ltd.	52,644	708,036

Commonwealth Bank of Australia	85,653	6,803,243

Costa Group Holdings Ltd.	87,857	209,804

Cromwell Property Group	532,493	331,897

CSL Ltd.	5,212	1,049,526

Dexus	76,533	629,323

Dusk Group Ltd.(a)	64,821	125,587

Elders Ltd.	23,937	238,894

Fortescue Metals Group Ltd.	382,756	5,938,315

Goodman Group	53,931	927,033

GPT Group	94,030	365,769

Growthpoint Properties Australia Ltd.	99,148	326,858

GUD Holdings Ltd.(a)	37,522	326,855

Harvey Norman Holdings Ltd.(a)	130,824	525,596

Healius Ltd.	32,806	108,397

Inghams Group Ltd.(a)	70,006	160,867

Insurance Australia Group Ltd.(a)	88,705	291,765

IVE Group Ltd.	97,048	155,231

JB Hi-Fi Ltd.(a)	11,368	462,865

Latitude Group Holdings Ltd.	172,072	235,176

Lendlease Corp. Ltd.(a)	22,559	189,736

Liberty Financial Group Ltd.	63,870	249,408

MA Financial Group Ltd.(a)	8,774	53,040

Macquarie Group Ltd.	10,540	1,608,884

Magellan Financial Group Ltd.(a)	16,481	197,280

Medibank Pvt Ltd.	153,090	354,086

Metcash Ltd.(a)	74,433	253,765

Mineral Resources Ltd.	18,648	738,136

Mirvac Group	223,585	418,074

Monadelphous Group Ltd.(a)	22,744	187,022

National Australia Bank Ltd.	142,729	3,467,348

Navigator Global Investments Ltd.	182,256	223,090

Newcrest Mining Ltd.	9,493	190,623

Nine Entertainment Co. Holdings Ltd.	113,892	254,016

NRW Holdings Ltd.	128,422	207,343

OZ Minerals Ltd.	20,061	401,778

Pendal Group Ltd.	47,169	164,710

QBE Insurance Group Ltd.	45,435	392,373

Qube Holdings Ltd.	90,878	213,606

Resimac Group Ltd.(a)	117,408	154,293

Sandfire Resources Ltd.	35,343	150,752

Santos Ltd.	40,904	237,748

Scentre Group	163,615	374,743

Seven Group Holdings Ltd.	15,671	249,602

SG Fleet Group Ltd.	85,319	153,128

Sims Ltd.	13,017	210,751

SmartGroup Corp. Ltd.	30,033	192,830

Sonic Healthcare Ltd.	15,786	420,597

Stockland	174,587	559,823

Suncorp Group Ltd.	81,081	677,072

Tabcorp Holdings Ltd.	89,003	356,908

Telstra Corp. Ltd.	773,819	2,301,153

Transurban Group	52,192	531,073

Vicinity Centres	261,671	366,476

Viva Energy Group Ltd.(b)	48,639	85,835

Washington H Soul Pattinson & Co. Ltd.	11,850	254,682

Wesfarmers Ltd.	54,896	2,078,109

Westpac Banking Corp.	121,322	2,208,427

Woodside Petroleum Ltd.	17,625	424,859

Woolworths Group Ltd.	43,238	1,209,816

Worley Ltd.	44,650	432,871

Total Australia		72,953,700

Austria – 0.6%

Andritz AG	5,332	249,053

BAWAG Group AG*(b)	9,573	489,538

Oesterreichische Post AG(a)	9,129	327,068

OMV AG	21,649	1,045,168

Semperit AG Holding	3,354	84,899

Strabag SE, Bearer Shares	16,554	667,682

Telekom Austria AG*(a)	67,566	526,241

Vienna Insurance Group AG Wiener Versicherung Gruppe	6,472	168,865

Voestalpine AG	5,887	176,986

Wienerberger AG	1,719	52,407

Total Austria		3,787,907

Belgium – 0.7%

Ackermans & van Haaren NV	673	126,699

Aedifica SA	2,351	298,206

Anheuser-Busch InBev SA/NV	18,544	1,119,546

Befimmo SA	8,892	468,961

Cofinimmo SA	2,051	301,230

KBC Group NV	1,471	107,008

Proximus SADP	18,806	352,578

Solvay SA(a)	3,662	364,507

See Notes to Financial Statements.

28	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International Equity Fund (DWM)

March 31, 2022

Investments	Shares	Value

Telenet Group Holding NV	19,014	$618,176

UCB SA	3,860	465,774

Warehouses De Pauw CVA	9,978	434,089

Total Belgium		4,656,774

China – 1.6%

Beijing Enterprises Holdings Ltd.	67,000	212,599

Beijing Tong Ren Tang Chinese Medicine Co. Ltd.(a)	97,000	134,512

BOC Hong Kong Holdings Ltd.	527,444	2,000,292

China Everbright Environment Group Ltd.	186,000	112,578

China Merchants Port Holdings Co. Ltd.	218,000	395,281

China Power International Development Ltd.	961,000	511,705

China Resources Pharmaceutical Group Ltd.(b)	442,000	230,273

China Resources Power Holdings Co. Ltd.	286,000	538,300

China South City Holdings Ltd.(a)	2,658,000	234,188

China Taiping Insurance Holdings Co. Ltd.	122,400	149,886

CITIC Ltd.	1,921,000	2,136,516

CSPC Pharmaceutical Group Ltd.	331,280	382,829

Guangdong Investment Ltd.	218,000	298,409

Lenovo Group Ltd.(a)	737,003	801,806

MECOM Power and Construction Ltd.(a)	74,000	34,017

Poly Property Group Co. Ltd.(a)	1,350,000	341,318

Shoucheng Holdings Ltd.(a)	644,000	95,390

Shougang Fushan Resources Group Ltd.	851,238	334,782

Sino-Ocean Group Holding Ltd.	700,500	149,377

Wharf Holdings Ltd.	28,000	85,451

Wilmar International Ltd.	240,700	837,697

Total China		10,017,206

Denmark – 1.5%

Alm Brand A/S	70,269	121,506

Alten SA	818	125,145

AP Moller – Maersk A/S, Class B	200	609,392

Carlsberg A/S, Class B	2,288	284,060

Coloplast A/S, Class B	5,215	799,175

Danske Bank A/S	10,325	173,902

DSV A/S	1,510	293,740

Novo Nordisk A/S, Class B	40,361	4,521,282

Novozymes A/S, Class B	4,865	336,930

Orsted A/S(b)	4,653	591,043

Rockwool International A/S, Class B	511	170,605

Royal Unibrew A/S	1,955	184,933

Scandinavian Tobacco Group A/S, Class A(b)	19,826	426,452

Topdanmark A/S	3,078	173,298

Tryg A/S	21,480	527,735

Vestas Wind Systems A/S	9,696	289,704

Total Denmark		9,628,902

Finland – 1.9%

Anora Group Oyj	17,812	174,403

Cargotec Oyj, Class B	5,377	206,643

Elisa Oyj	11,965	727,149

Fortum Oyj	61,420	1,129,643

Kesko Oyj, Class B	19,075	530,807

Kone Oyj, Class B	15,594	825,718

Konecranes Oyj(a)	7,386	229,858

Metsa Board Oyj, Class B(a)	30,757	314,156

Neste Oyj	17,343	800,427

Nokian Renkaat Oyj	5,720	94,033

Nordea Bank Abp(a)	415,791	4,341,102

Orion Oyj, Class B	6,277	287,396

Sampo Oyj, Class A	26,160	1,291,766

UPM-Kymmene Oyj(a)	28,660	945,815

Valmet Oyj(a)	11,337	355,844

Total Finland		12,254,760

France – 9.5%

Air Liquide SA	14,478	2,560,034

ALD SA(b)	35,233	471,992

Amundi SA(b)	5,511	381,399

Arkema SA	2,823	341,585

AXA SA	212,370	6,277,138

BNP Paribas SA	55,971	3,234,000

Bollore SE	63,925	338,134

Bouygues SA	21,412	753,555

Bureau Veritas SA	10,986	317,080

Capgemini SE	3,284	739,924

Carrefour SA	17,216	376,308

Chargeurs SA	6,640	150,420

Cie de Saint-Gobain	14,218	858,533

Cie Generale des Etablissements Michelin SCA	4,013	548,980

Cie Plastic Omnium SA	6,955	127,685

Coface SA	12,214	148,538

Covivio(a)	3,406	273,388

Credit Agricole SA	201,119	2,436,016

Danone SA	22,159	1,233,501

Dassault Systemes SE	9,124	453,939

Edenred	4,990	249,401

Eiffage SA	3,998	414,767

Electricite de France SA(a)	58,924	559,504

Engie SA(a)	130,293	1,730,078

EssilorLuxottica SA	5,180	958,475

Eutelsat Communications SA	23,982	262,673

Faurecia SE(a)	4,284	112,730

Gecina SA	4,236	538,717

Hermes International	625	898,117

ICADE	3,651	237,034

Imerys SA	7,641	331,569

Ipsen SA	2,818	355,246

IPSOS	3,255	163,700

Kering SA	1,980	1,268,294

Klepierre SA*(a)	14,592	392,581

L’Oreal SA	9,535	3,860,128

La Francaise des Jeux SAEM(b)	5,810	232,463

Legrand SA	5,243	503,909

LVMH Moet Hennessy Louis Vuitton SE	8,084	5,841,135

Metropole Television SA	20,184	401,544

Nexans SA	468	44,287

Nexity SA	6,450	228,933

Orange SA	271,766	3,236,681

See Notes to Financial Statements.

WisdomTree Trust	29

Schedule of Investments (continued)

WisdomTree International Equity Fund (DWM)

March 31, 2022

Investments	Shares	Value

Pernod Ricard SA	5,046	$1,118,957

Publicis Groupe SA	9,603	590,441

Remy Cointreau SA	872	181,433

Rexel SA*	12,581	271,986

Sanofi	49,420	5,086,864

Schneider Electric SE	17,867	3,024,899

SEB SA	2,152	303,134

Societe Generale SA	14,183	385,996

Sopra Steria Group SACA	763	143,388

SPIE SA	10,900	260,507

Television Francaise 1(a)	32,392	317,521

Thales SA	4,558	577,893

Trigano SA	895	131,449

Valeo	5,871	109,450

Veolia Environnement SA	26,518	858,308

Verallia SA(b)	7,289	174,692

Vinci SA	16,875	1,745,978

Wendel SE	2,853	293,949

Total France		60,420,960

Germany – 7.4%

adidas AG	2,009	473,663

Allianz SE, Registered Shares	21,646	5,215,483

AURELIUS Equity Opportunities SE & Co. KGaA	3,558	99,683

Aurubis AG	2,056	248,091

BASF SE	46,460	2,675,668

Bayer AG, Registered Shares	38,866	2,685,469

Bayerische Motoren Werke AG	16,240	1,420,258

Beiersdorf AG	1,144	121,177

Bilfinger SE	4,851	186,536

Brenntag SE	6,924	565,011

Covestro AG(b)	3,953	201,618

Deutsche Boerse AG	4,843	878,336

Deutsche Pfandbriefbank AG(b)	18,962	233,239

Deutsche Post AG, Registered Shares	52,315	2,534,971

Deutsche Telekom AG, Registered Shares	204,794	3,858,195

Deutsche Wohnen SE, Bearer Shares	12,472	421,860

DWS Group GmbH & Co. KGaA(b)	3,352	124,047

E.ON SE	199,665	2,341,982

Evonik Industries AG	10,888	305,044

Fielmann AG	3,393	186,496

Freenet AG	9,886	267,292

Fresenius SE & Co. KGaA	8,064	299,185

Hannover Rueck SE	5,537	950,911

Hapag-Lloyd AG(b)	5,140	1,810,642

HeidelbergCement AG	4,085	234,804

Henkel AG & Co. KGaA	3,399	226,725

Hochtief AG	3,783	257,600

Hornbach Holding AG & Co. KGaA	1,081	137,237

Infineon Technologies AG	13,935	480,416

Knorr-Bremse AG	61	4,727

LANXESS AG	3,824	169,723

LEG Immobilien SE	3,972	456,308

Mercedes-Benz Group AG, Registered Shares	24,361	1,729,587

Merck KGaA	2,094	442,330

METRO AG*	34,039	305,488

Muenchener Rueckversicherungs – Gesellschaft AG in Muenchen, Registered Shares	6,655	1,799,339

Mutares SE & Co. KGaA	3,332	82,859

RWE AG	19,416	853,975

SAP SE	20,686	2,327,407

Siemens AG, Registered Shares	23,602	3,299,929

Siemens Healthineers AG(b)	19,828	1,240,746

Suedzucker AG	7,227	94,081

Symrise AG	2,611	316,223

Talanx AG	15,777	702,522

Telefonica Deutschland Holding AG	154,862	425,427

Traton SE(a)	16,841	316,112

United Internet AG, Registered Shares	6,413	222,483

Vantage Towers AG	4,515	161,208

Volkswagen AG	5,578	1,403,879

Vonovia SE	19,228	905,182

Wacker Neuson SE	1,295	29,279

Total Germany		46,730,453

Hong Kong – 2.8%

AIA Group Ltd.	217,965	2,294,764

BOCOM International Holdings Co. Ltd.	752,000	109,467

CLP Holdings Ltd.	154,000	1,501,379

Dah Sing Banking Group Ltd.	364,800	324,209

Fortune Real Estate Investment Trust	331,000	297,973

Hang Lung Properties Ltd.	151,000	304,645

Hang Seng Bank Ltd.	129,600	2,502,173

Henderson Land Development Co. Ltd.	233,859	973,492

Hong Kong & China Gas Co. Ltd.	445,570	539,937

Hong Kong Exchanges & Clearing Ltd.	29,429	1,395,655

Hutchison Port Holdings Trust	1,182,400	289,688

Hysan Development Co. Ltd.	74,000	216,385

Kowloon Development Co. Ltd.	304,000	407,590

Link REIT	103,700	887,185

MTR Corp. Ltd.	148,553	803,333

Power Assets Holdings Ltd.	171,500	1,117,945

Singamas Container Holdings Ltd.	1,148,000	168,578

Sino Land Co. Ltd.	176,400	228,851

Sun Hung Kai Properties Ltd.	123,500	1,476,058

Swire Pacific Ltd., Class A	22,000	134,561

Swire Pacific Ltd., Class B	407,500	411,069

Swire Properties Ltd.	183,000	454,731

Techtronic Industries Co. Ltd.	32,000	518,528

Vitasoy International Holdings Ltd.(a)	120,000	227,699

Total Hong Kong		17,585,895

Indonesia – 0.1%

Bumitama Agri Ltd.(a)	713,000	400,399

Ireland – 0.3%

CRH PLC	22,781	921,374

Glanbia PLC	15,019	175,297

Kerry Group PLC, Class A	1,564	175,933

Smurfit Kappa Group PLC	12,646	569,155

Total Ireland		1,841,759

See Notes to Financial Statements.

30	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International Equity Fund (DWM)

March 31, 2022

Investments	Shares	Value

Israel – 0.5%

Bank Hapoalim BM	50,175	$499,195

Bank Leumi Le-Israel BM	52,528	568,529

Elbit Systems Ltd.	1,859	407,771

ICL Group Ltd.	58,231	697,586

Meitav Dash Investments Ltd.	40,820	221,288

Mizrahi Tefahot Bank Ltd.	10,682	419,079

Strauss Group Ltd.	8,071	241,074

Total Israel		3,054,522

Italy – 3.8%

A2A SpA(a)	285,451	493,720

ACEA SpA	22,622	419,590

Amplifon SpA(a)	465	20,975

Anima Holding SpA(b)	58,906	267,542

Assicurazioni Generali SpA(a)	118,920	2,748,211

Banca Mediolanum SpA	39,529	341,124

Banco BPM SpA	68,072	203,741

BPER Banca(a)	98,571	174,328

Credito Emiliano SpA	36,128	240,383

DiaSorin SpA	326	51,471

Enel SpA	523,528	3,534,632

Eni SpA	187,184	2,768,746

ERG SpA	10,775	361,582

Ferrari NV	2,436	538,560

Hera SpA	139,821	520,544

Infrastrutture Wireless Italiane SpA(a)(b)	47,749	540,045

Intesa Sanpaolo SpA	1,377,729	3,193,861

Iren SpA	160,696	429,831

Italgas SpA	105,710	685,009

Mediobanca Banca di Credito Finanziario SpA	82,034	841,557

Piaggio & C. SpA	97,295	277,783

Poste Italiane SpA(b)	71,601	822,162

Recordati Industria Chimica e Farmaceutica SpA	9,086	461,399

Snam SpA(a)	243,331	1,416,524

Telecom Italia SpA(a)	1,073,100	398,194

Terna – Rete Elettrica Nazionale(a)	99,310	860,332

UniCredit SpA	22,559	247,363

Unieuro SpA(a)(b)	6,641	130,418

Unipol Gruppo SpA	28,163	156,051

UnipolSai Assicurazioni SpA(a)	321,604	961,139

Total Italy		24,106,817

Japan – 20.6%

Acom Co. Ltd.	69,800	183,450

Advantest Corp.(a)	5,100	406,319

Aeon Co. Ltd.	13,300	285,943

Aeon Delight Co. Ltd.	13,000	326,138

Aeon Mall Co. Ltd.	8,700	116,621

AGC, Inc.	10,600	428,367

Air Water, Inc.(a)	13,400	189,891

Aisin Corp.	8,900	307,605

Ajinomoto Co., Inc.	10,300	294,892

Amada Co. Ltd.	19,200	171,475

Aozora Bank Ltd.(a)	18,700	398,882

Asahi Group Holdings Ltd.	15,000	551,308

Asahi Holdings, Inc.(a)	6,000	111,967

Asahi Kasei Corp.	41,300	361,534

Astellas Pharma, Inc.	52,400	825,017

Avex, Inc.(a)	26,800	294,552

Azbil Corp.	3,600	121,310

Bandai Namco Holdings, Inc.	5,500	421,059

Benesse Holdings, Inc.	10,200	188,831

BML, Inc.	4,600	117,108

Bridgestone Corp.	25,300	991,781

Canon, Inc.	43,500	1,072,671

Casio Computer Co. Ltd.(a)	14,100	163,566

Chiba Bank Ltd.(a)	23,600	140,968

Chubu Electric Power Co., Inc.(a)	14,400	149,843

Chugai Pharmaceutical Co. Ltd.	27,400	924,884

Citizen Watch Co. Ltd.(a)	45,500	195,308

CKD Corp.(a)	6,100	94,735

Concordia Financial Group Ltd.	115,200	434,699

Cosmo Energy Holdings Co. Ltd.	8,400	182,014

Credit Saison Co. Ltd.(a)	14,800	158,883

Dai Nippon Printing Co. Ltd.	13,000	308,251

Dai-ichi Life Holdings, Inc.	43,533	896,305

Daicel Corp.(a)	29,200	196,551

Daido Steel Co. Ltd.	5,400	164,169

Daiichikosho Co. Ltd.	6,600	189,232

Daikin Industries Ltd.	3,200	590,830

Daishi Hokuetsu Financial Group, Inc.	15,500	319,897

Daito Trust Construction Co. Ltd.	4,400	470,904

Daiwa House Industry Co. Ltd.	23,100	609,212

Daiwa Securities Group, Inc.(a)	66,800	381,235

DCM Holdings Co. Ltd.	33,000	286,566

Denka Co. Ltd.	3,100	86,838

Denso Corp.	17,100	1,107,361

Dentsu Group, Inc.	7,000	289,516

DIC Corp.	4,400	90,882

Dowa Holdings Co. Ltd.	4,300	198,748

Electric Power Development Co. Ltd.	30,300	436,370

ENEOS Holdings, Inc.	188,500	711,291

EXEO Group, Inc.	16,700	311,091

FANUC Corp.	3,700	659,827

Fast Retailing Co. Ltd.	800	415,176

Fuji Electric Co. Ltd.	7,600	385,714

FUJIFILM Holdings Corp.	9,700	599,542

Fujitec Co. Ltd.(a)	8,800	228,383

Fujitsu Ltd.	3,100	470,332

Fukuoka Financial Group, Inc.	24,200	473,333

Furukawa Battery Co. Ltd.(a)	6,400	67,704

Furuya Metal Co. Ltd.	100	8,519

GMO Financial Holdings, Inc.(a)	18,700	126,798

GMO Internet, Inc.	6,500	150,056

GS Yuasa Corp.(a)	13,800	266,165

H.U. Group Holdings, Inc.	10,700	256,095

Hachijuni Bank Ltd.(a)	104,100	349,073

Hakuhodo DY Holdings, Inc.	16,900	215,123

See Notes to Financial Statements.

WisdomTree Trust	31

Schedule of Investments (continued)

WisdomTree International Equity Fund (DWM)

March 31, 2022

Investments	Shares	Value

Hankyu Hanshin Holdings, Inc.	13,700	$400,136

Haseko Corp.	28,700	332,695

Heiwa Corp.(a)	20,300	304,730

Hioki EE Corp.(a)	800	46,468

Hirose Electric Co. Ltd.	2,100	309,009

Hitachi Ltd.	21,700	1,102,208

Hokkaido Electric Power Co., Inc.	74,100	295,484

Honda Motor Co. Ltd.	53,800	1,545,628

Hoya Corp.	3,800	439,250

Idemitsu Kosan Co. Ltd.	20,751	577,010

Iida Group Holdings Co. Ltd.(a)	7,200	125,462

Iino Kaiun Kaisha Ltd.	40,700	276,978

Information Services International-Dentsu Ltd.	2,600	83,757

INFRONEER Holdings, Inc.(a)	26,900	230,936

Inpex Corp.	76,300	905,228

Isetan Mitsukoshi Holdings Ltd.	18,700	148,984

Isuzu Motors Ltd.	20,300	265,593

ITOCHU Corp.	73,900	2,523,103

IwaiCosmo Holdings, Inc.(a)	27,700	303,987

Iwatani Corp.	2,600	110,748

Izumi Co. Ltd.	9,400	249,376

Jaccs Co. Ltd.	6,800	172,556

Japan Exchange Group, Inc.	15,200	286,280

Japan Post Holdings Co. Ltd.	239,900	1,775,705

Japan Post Insurance Co. Ltd.	19,100	336,129

Japan Tobacco, Inc.	189,744	3,263,362

JFE Holdings, Inc.	17,100	242,746

JSR Corp.(a)	9,300	278,138

JTEKT Corp.	18,000	142,962

Kajima Corp.	18,200	223,573

Kaneka Corp.	7,500	219,053

Kansai Electric Power Co., Inc.	29,000	274,529

Kao Corp.	5,800	240,124

KDDI Corp.	128,400	4,236,803

Keyence Corp.	1,100	518,847

Kirin Holdings Co. Ltd.	16,700	251,652

Kobe Steel Ltd.(a)	29,800	145,102

Koito Manufacturing Co. Ltd.	1,000	40,989

Komatsu Ltd.	14,400	349,159

Kubota Corp.	29,800	565,433

Kyowa Kirin Co. Ltd.	13,000	305,038

Kyudenko Corp.	10,000	236,128

Kyushu Railway Co.	13,900	287,104

Lawson, Inc.	8,600	331,246

Lixil Corp.	14,400	271,687

Makita Corp.	5,100	165,343

Marubeni Corp.	95,100	1,117,303

Maruichi Steel Tube Ltd.	16,100	366,105

Matsui Securities Co. Ltd.(a)	53,900	358,371

Medipal Holdings Corp.	16,900	280,564

Mitsubishi Chemical Holdings Corp.	64,400	433,543

Mitsubishi Corp.	67,600	2,562,534

Mitsubishi Electric Corp.	61,300	712,115

Mitsubishi Estate Co. Ltd.	17,900	268,260

Mitsubishi Gas Chemical Co., Inc.	13,100	224,602

Mitsubishi HC Capital, Inc.	126,990	596,369

Mitsubishi Heavy Industries Ltd.	8,200	271,588

Mitsubishi Materials Corp.	19,500	344,292

Mitsubishi UFJ Financial Group, Inc.	546,500	3,423,307

Mitsui Chemicals, Inc.	13,100	333,504

Mitsui Fudosan Co. Ltd.	13,100	282,777

Mitsui High-Tec, Inc.	200	20,515

Mitsui Mining & Smelting Co. Ltd.	5,900	163,085

Mitsui OSK Lines Ltd.(a)	34,800	980,564

Mizuho Financial Group, Inc.	125,730	1,623,225

Mizuho Medy Co. Ltd.(a)	200	3,299

MS&AD Insurance Group Holdings, Inc.	34,730	1,138,257

Murata Manufacturing Co. Ltd.	15,200	1,016,506

Musashi Seimitsu Industry Co. Ltd.(a)	6,200	77,235

Nabtesco Corp.	5,000	134,295

NEC Corp.	8,800	373,388

NGK Insulators Ltd.	14,400	207,977

NHK Spring Co. Ltd.	30,700	223,848

Nichirei Corp.	7,700	150,289

Nidec Corp.	4,200	337,315

Nintendo Co. Ltd.	4,800	2,438,855

Nippon Denko Co. Ltd.	57,100	159,480

Nippon Electric Glass Co. Ltd.	14,600	326,703

Nippon Express Holdings, Inc.	5,400	374,608

Nippon Gas Co. Ltd.(a)	19,000	233,401

Nippon Kayaku Co. Ltd.(a)	19,700	188,438

Nippon Light Metal Holdings Co. Ltd.(a)	20,600	290,734

Nippon Shinyaku Co. Ltd.	500	34,315

Nippon Steel Corp.	25,600	457,900

Nippon Steel Trading Corp.	5,800	253,743

Nippon Telegraph & Telephone Corp.	203,200	5,934,863

Nippon Yusen KK(a)	12,600	1,117,001

Nishimatsu Construction Co. Ltd.(a)	8,800	266,084

Nisshinbo Holdings, Inc.	34,500	302,150

Nissin Electric Co. Ltd.	27,600	335,634

Nissin Foods Holdings Co. Ltd.	3,100	218,884

Nitto Denko Corp.	1,200	87,201

Noevir Holdings Co. Ltd.(a)	6,900	281,116

NOF Corp.	4,300	177,846

Nomura Real Estate Holdings, Inc.	10,800	260,980

Nomura Research Institute Ltd.	10,900	361,013

NTT Data Corp.	26,700	531,910

Oji Holdings Corp.(a)	55,800	279,057

Okamura Corp.	15,000	149,784

Olympus Corp.	8,800	169,584

Omron Corp.	4,600	311,303

Oracle Corp.	4,300	301,133

Orient Corp.(a)	37,600	38,413

Osaka Gas Co. Ltd.	9,200	158,570

Otsuka Holdings Co. Ltd.	7,200	251,043

PALTAC Corp.	4,900	183,687

Panasonic Corp.	64,600	632,561

Penta-Ocean Construction Co. Ltd.	30,800	155,554

See Notes to Financial Statements.

32	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International Equity Fund (DWM)

March 31, 2022

Investments	Shares	Value

Pigeon Corp.	16,400	$290,910

Pola Orbis Holdings, Inc.	1,400	18,444

Recruit Holdings Co. Ltd.	9,200	410,371

Resona Holdings, Inc.	92,000	397,258

Sanwa Holdings Corp.	19,900	203,960

SBI Holdings, Inc.	13,000	332,029

SCREEN Holdings Co. Ltd.(a)	1,700	173,116

Scroll Corp.(a)	20,600	141,378

SCSK Corp.	18,100	313,311

Secom Co. Ltd.	3,900	284,945

Sega Sammy Holdings, Inc.	16,000	278,542

Seiko Epson Corp.(a)	27,400	415,600

Sekisui Chemical Co. Ltd.	21,600	313,033

Sekisui House Ltd.	28,100	548,919

Senko Group Holdings Co. Ltd.	39,500	292,243

Seven & I Holdings Co. Ltd.	20,700	991,383

Sharp Corp.(a)	21,300	201,637

Shikoku Electric Power Co., Inc.	51,900	336,949

Shimamura Co. Ltd.	1,900	170,159

Shimano, Inc.	1,300	301,557

Shin-Etsu Chemical Co. Ltd.	6,600	1,021,743

Shinsei Bank Ltd.	10,800	199,049

Shionogi & Co. Ltd.	8,800	545,944

Shizuoka Bank Ltd.	53,100	377,551

SMC Corp.	600	340,301

SoftBank Corp.	449,300	5,286,100

SoftBank Group Corp.	10,100	462,582

Sompo Holdings, Inc.	17,100	758,106

Sony Group Corp.	8,100	849,541

Stanley Electric Co. Ltd.	9,800	187,643

Subaru Corp.	5,500	88,272

Sumitomo Bakelite Co. Ltd.	1,300	53,446

Sumitomo Chemical Co. Ltd.	74,600	345,419

Sumitomo Corp.	53,400	932,273

Sumitomo Dainippon Pharma Co. Ltd.	16,100	160,237

Sumitomo Electric Industries Ltd.	24,300	292,701

Sumitomo Forestry Co. Ltd.	9,900	176,834

Sumitomo Heavy Industries Ltd.	10,500	243,782

Sumitomo Metal Mining Co. Ltd.	15,200	771,803

Sumitomo Mitsui Financial Group, Inc.	68,100	2,192,105

Sumitomo Mitsui Trust Holdings, Inc.	7,907	260,646

Sumitomo Realty & Development Co. Ltd.	8,300	231,750

Sumitomo Rubber Industries Ltd.	18,900	175,024

Sundrug Co. Ltd.	10,800	264,717

Suntory Beverage & Food Ltd.	5,400	207,324

Suzuki Motor Corp.	10,600	367,932

Sysmex Corp.	3,300	242,603

T&D Holdings, Inc.	23,400	322,154

Taiheiyo Cement Corp.(a)	13,500	224,564

Taisei Corp.	14,400	419,394

Takashimaya Co. Ltd.(a)	24,200	231,682

Takeda Pharmaceutical Co. Ltd.	90,400	2,605,307

Teijin Ltd.	28,400	318,922

Terumo Corp.	7,300	223,977

TIS, Inc.	10,600	251,256

Toda Corp.(a)	58,200	355,314

Toho Co. Ltd.	1,900	72,556

Tokio Marine Holdings, Inc.	28,000	1,644,358

Tokuyama Corp.(a)	16,400	232,133

Tokyo Electron Ltd.	5,100	2,657,672

Tokyo Ohka Kogyo Co. Ltd.	1,200	72,766

Tokyo Seimitsu Co. Ltd.	5,300	213,092

Tokyo Steel Manufacturing Co. Ltd.(a)	5,900	56,582

Tokyo Tatemono Co. Ltd.	1,600	24,176

Tokyu Corp.(a)	13,800	181,006

Toshiba Corp.	9,500	363,955

Tosoh Corp.	18,700	279,479

TOTO Ltd.	4,000	162,801

Toyo Seikan Group Holdings Ltd.	20,500	237,471

Toyo Suisan Kaisha Ltd.	5,500	198,023

Toyo Tire Corp.(a)	7,000	90,142

Toyoda Gosei Co. Ltd.	15,000	250,381

Toyota Boshoku Corp.	6,200	102,265

Toyota Motor Corp.	420,150	7,693,375

Toyota Tsusho Corp.	13,800	575,308

Trend Micro, Inc.	7,400	436,531

Tsuruha Holdings, Inc.	2,900	185,409

Ube Industries Ltd.(a)	14,300	235,280

Ulvac, Inc.	1,800	93,429

USS Co. Ltd.	20,400	346,065

Wacom Co. Ltd.(a)	29,300	227,641

Workman Co. Ltd.(a)	2,500	103,193

Yakult Honsha Co. Ltd.(a)	3,700	198,756

Yamaguchi Financial Group, Inc.	62,400	349,594

Yamaha Motor Co. Ltd.	18,000	408,717

Yamato Holdings Co. Ltd.(a)	13,700	258,819

Yaskawa Electric Corp.	2,400	95,209

Yokogawa Electric Corp.	10,600	183,311

Yokohama Rubber Co. Ltd.	13,900	193,770

Total Japan		130,780,755

Netherlands – 2.2%

Aalberts NV	6,085	319,431

Aegon NV(a)	19,876	106,196

Akzo Nobel NV	6,480	563,964

ASM International NV	909	335,886

ASML Holding NV	2,957	2,006,965

ASR Nederland NV	13,404	629,817

Boskalis Westminster	6,183	223,722

Eurocommercial Properties NV	4,654	128,654

Euronext NV(b)	3,008	276,785

Heijmans NV, CVA	18,150	300,092

Heineken Holding NV	3,370	266,599

Heineken NV	4,958	477,620

ING Groep NV	128,623	1,361,142

Koninklijke Ahold Delhaize NV	40,592	1,314,970

Koninklijke DSM NV(a)	3,636	657,409

Koninklijke KPN NV	246,712	862,767

Koninklijke Philips NV	17,881	551,697

See Notes to Financial Statements.

WisdomTree Trust	33

Schedule of Investments (continued)

WisdomTree International Equity Fund (DWM)

March 31, 2022

Investments	Shares	Value

NN Group NV	26,908	$1,373,011

Ordina NV	55,357	287,023

PostNL NV	69,720	268,406

Randstad NV(a)	7,068	429,701

RHI Magnesita NV	3,984	127,781

SBM Offshore NV(a)	16,566	265,700

Signify NV(b)	4,782	225,757

Wolters Kluwer NV	7,862	844,849

Total Netherlands		14,205,944

Norway – 2.1%

AF Gruppen ASA	16,378	374,611

Aker ASA, Class A	4,073	377,302

Aker BP ASA(a)	8,545	323,076

Atea ASA*	7,753	117,217

Austevoll Seafood ASA	15,450	241,539

DNB Bank ASA	55,909	1,279,436

Entra ASA(b)	14,786	298,798

Equinor ASA	112,326	4,254,617

Gjensidige Forsikring ASA(a)	32,824	820,975

Hunter Group ASA*	828,420	265,276

Kid ASA(b)	14,077	165,820

Leroy Seafood Group ASA	30,914	286,796

Multiconsult ASA(b)	6,764	109,459

Norsk Hydro ASA	29,310	288,608

Orkla ASA	23,709	212,470

Salmar ASA	2,672	213,418

Selvaag Bolig ASA	56,229	321,529

SpareBank 1 SR-Bank ASA	12,896	198,071

Telenor ASA	129,965	1,883,928

Veidekke ASA	20,303	284,205

Yara International ASA	13,826	698,890

Total Norway		13,016,041

Peru – 0.0%

Hochschild Mining PLC	106,099	179,788

Portugal – 0.3%

EDP – Energias de Portugal SA	158,972	789,770

Galp Energia SGPS SA	34,102	436,921

Jeronimo Martins SGPS SA	19,025	459,984

REN – Redes Energeticas Nacionais SGPS SA	139,510	442,394

Sonae SGPS SA	81,210	94,153

Total Portugal		2,223,222

Singapore – 1.8%

Bukit Sembawang Estates Ltd.	92,300	341,688

DBS Group Holdings Ltd.	122,476	3,242,557

Genting Singapore Ltd.	372,000	224,022

Ho Bee Land Ltd.	148,500	320,405

Jardine Cycle & Carriage Ltd.(a)	15,955	295,085

Jiutian Chemical Group Ltd.(a)	1,128,000	72,513

NetLink NBN Trust	646,600	465,833

Olam Group Ltd.(a)	143,000	184,912

Oversea-Chinese Banking Corp. Ltd.	211,195	1,931,942

Raffles Medical Group Ltd.(a)	251,100	217,081

Riverstone Holdings Ltd.	268,400	196,340

Sembcorp Industries Ltd.	118,800	234,378

Singapore Exchange Ltd.	66,400	489,163

Singapore Technologies Engineering Ltd.	156,100	475,215

Singapore Telecommunications Ltd.	348,700	680,214

United Overseas Bank Ltd.	97,501	2,306,855

Total Singapore		11,678,203

Spain – 2.5%

Acciona SA(a)	2,278	439,756

Acerinox SA	11,565	128,421

Banco Bilbao Vizcaya Argentaria SA(a)	237,190	1,374,969

Banco Santander SA	242,041	834,852

CaixaBank SA(a)	105,079	359,751

Cie Automotive SA	10,331	237,482

EDP Renovaveis SA	10,003	259,771

Enagas SA(a)	10,271	230,275

Faes Farma SA	94,088	385,039

Ferrovial SA	20,598	553,020

Fomento de Construcciones y Contratas SA	30,774	371,854

Grupo Catalana Occidente SA	8,185	253,176

Iberdrola SA	266,862	2,945,487

Industria de Diseno Textil SA	70,439	1,550,237

Inmobiliaria Colonial Socimi SA	24,123	221,166

Linea Directa Aseguradora SA Cia de Seguros y Reaseguros(a)	90,661	140,719

Mapfre SA	219,838	464,745

Metrovacesa SA(a)(b)	43,810	373,876

Naturgy Energy Group SA(a)	73,323	2,215,790

Red Electrica Corp. SA	24,678	510,993

Repsol SA	78,050	1,035,508

Sacyr SA(a)	43,035	104,959

Unicaja Banco SA(b)	122,278	128,298

Viscofan SA	6,654	398,312

Zardoya Otis SA	22,988	180,322

Total Spain		15,698,778

Sweden – 2.8%

Assa Abloy AB, Class B	19,615	536,501

Atlas Copco AB, Class A	20,967	1,106,238

Atlas Copco AB, Class B	11,418	526,217

Axfood AB(a)	15,699	515,809

BillerudKorsnas AB	17,478	262,093

Boliden AB	10,036	514,863

Castellum AB(a)	18,278	457,568

Clas Ohlson AB, Class B	21,860	251,453

Electrolux AB, Class B(a)	11,754	180,483

Epiroc AB, Class A	20,669	448,449

EQT AB	13,476	538,062

Essity AB, Class B(a)	22,932	546,762

Evolution AB(b)	2,571	267,076

Fabege AB(a)	14,227	212,961

Hexagon AB, Class B	7,937	113,058

Intrum AB	8,807	240,885

Investment AB Latour, Class B	9,121	294,592

See Notes to Financial Statements.

34	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International Equity Fund (DWM)

March 31, 2022

Investments	Shares	Value

LeoVegas AB(b)	62,542	$254,345

Lindab International AB	2,004	51,824

Loomis AB	10,322	285,867

Lundin Energy AB(a)	23,080	988,888

Mycronic AB	7,387	139,506

Peab AB, Class B	29,982	304,987

Saab AB, Class B	6,194	227,172

Samhallsbyggnadsbolaget i Norden AB, Class D(a)	19,552	57,779

Sandvik AB(a)	23,381	504,279

Securitas AB, Class B	16,145	184,415

Skandinaviska Enskilda Banken AB, Class A	90,176	991,323

Skanska AB, Class B(a)	12,850	291,488

SKF AB, Class B(a)	14,428	238,341

Svenska Cellulosa AB SCA, Class B(a)	13,563	266,984

Svenska Handelsbanken AB, Class A(a)	90,987	848,421

Swedbank AB, Class A(a)	18,741	283,546

Swedish Match AB	74,982	570,286

Tele2 AB, Class B(a)	61,096	932,888

Telefonaktiebolaget LM Ericsson, Class B(a)	74,291	687,953

Telia Co. AB(a)	216,763	877,807

Trelleborg AB, Class B	17,384	408,513

Volvo AB, Class A	17,500	339,882

Volvo AB, Class B(a)	36,468	691,058

Wihlborgs Fastigheter AB	13,653	289,046

Total Sweden		17,729,668

Switzerland – 9.1%

ABB Ltd., Registered Shares	76,462	2,506,774

Adecco Group AG, Registered Shares	6,136	280,112

Baloise Holding AG, Registered Shares	3,069	550,602

Banque Cantonale Vaudoise, Registered Shares	1,502	130,900

BKW AG	2,537	319,796

Cie Financiere Richemont SA, Class A, Registered Shares	9,128	1,170,447

Coca-Cola HBC AG*	14,013	295,111

EMS-Chemie Holding AG, Registered Shares	881	863,050

Geberit AG, Registered Shares	1,036	644,172

Helvetia Holding AG, Registered Shares	68	8,919

Holcim Ltd., Registered Shares*	23,659	1,164,375

Julius Baer Group Ltd.	5,262	308,086

Kuehne + Nagel International AG, Registered Shares	3,821	1,092,426

Logitech International SA, Registered Shares(a)	4,486	337,334

Lonza Group AG, Registered Shares	655	478,447

Nestle SA, Registered Shares	103,533	13,523,137

Novartis AG, Registered Shares	95,370	8,420,334

Partners Group Holding AG	873	1,094,274

Roche Holding AG	19,039	7,581,463

Roche Holding AG, Bearer Shares	4,473	1,968,558

Schindler Holding AG, Participation Certificate	1,767	382,106

Schindler Holding AG, Registered Shares	39	8,387

SFS Group AG	1,912	267,607

SGS SA, Registered Shares	403	1,128,094

Sika AG, Registered Shares	2,459	821,404

Sulzer AG, Registered Shares(a)	3,905	326,318

Swatch Group AG, Bearer Shares	1,477	423,238

Swiss Life Holding AG, Registered Shares	1,896	1,224,236

Swiss Prime Site AG, Registered Shares	5,388	534,262

Swisscom AG, Registered Shares(a)	3,583	2,160,897

UBS Group AG, Registered Shares	95,029	1,873,731

VAT Group AG(b)	559	215,278

Vontobel Holding AG, Registered Shares	3,638	308,948

Zurich Insurance Group AG	10,930	5,425,508

Total Switzerland		57,838,331

United Kingdom – 15.5%

abrdn PLC	119,002	336,714

Admiral Group PLC	33,891	1,143,677

Airtel Africa PLC(b)	284,628	522,784

Anglo American PLC	87,539	4,578,635

Antofagasta PLC	36,469	803,323

Ashmore Group PLC	59,278	181,541

Ashtead Group PLC	8,299	528,096

Assura PLC	359,256	316,447

AstraZeneca PLC	38,602	5,149,624

Avast PLC(b)	39,299	292,866

Aviva PLC	274,029	1,631,179

BAE Systems PLC	198,521	1,875,160

Barclays PLC	206,827	403,849

Barratt Developments PLC	43,257	297,530

Bellway PLC	3,764	120,527

Big Yellow Group PLC	11,860	239,854

BP PLC	844,659	4,174,345

Britvic PLC	22,206	235,947

Bunzl PLC	14,827	579,412

Burberry Group PLC	7,512	165,570

Cazoo Group Ltd.*	7,508	20,722

Central Asia Metals PLC	98,735	309,399

Clarkson PLC	2,387	116,285

Close Brothers Group PLC	23,374	366,535

Coca-Cola Europacific Partners PLC	9,772	484,928

ConvaTec Group PLC(b)	99,741	283,135

Cranswick PLC	7,744	359,312

Croda International PLC	3,167	328,583

Currys PLC	106,875	127,912

DCC PLC	3,357	261,929

Derwent London PLC	3,461	146,232

Diageo PLC	73,248	3,726,037

Direct Line Insurance Group PLC	125,193	453,462

Diversified Energy Co. PLC	199,322	311,251

Domino’s Pizza Group PLC	41,736	208,047

DS Smith PLC	33,024	140,052

Ferrexpo PLC	91,309	224,214

Fresnillo PLC	16,919	163,509

Games Workshop Group PLC	880	84,176

Genus PLC	184	6,837

GlaxoSmithKline PLC	276,365	5,993,767

Hargreaves Lansdown PLC	9,559	126,865

HSBC Holdings PLC	772,020	5,340,589

IMI PLC	18,217	326,921

Imperial Brands PLC	123,737	2,623,801

See Notes to Financial Statements.

WisdomTree Trust	35

Schedule of Investments (continued)

WisdomTree International Equity Fund (DWM)

March 31, 2022

Investments	Shares	Value

Intertek Group PLC	3,641	$250,435

J. Sainsbury PLC	98,468	327,620

Johnson Matthey PLC	7,538	186,439

Jupiter Fund Management PLC	68,507	186,353

Kingfisher PLC	67,132	225,746

Land Securities Group PLC	34,978	361,799

Legal & General Group PLC	301,678	1,080,396

Linde PLC	7,883	2,547,982

Lloyds Banking Group PLC	1,781,460	1,103,703

London Stock Exchange Group PLC	3,672	385,135

Londonmetric Property PLC	67,944	246,727

Mondi PLC	15,561	305,584

Morgan Sindall Group PLC	5,102	162,229

National Grid PLC	180,662	2,788,773

NatWest Group PLC	288,053	818,833

OSB Group PLC	31,914	238,041

Pan African Resources PLC(a)	1,186,763	350,012

Paragon Banking Group PLC	35,140	231,335

Pearson PLC	21,848	215,919

QinetiQ Group PLC	67,753	271,546

Reckitt Benckiser Group PLC	21,497	1,650,691

Redde Northgate PLC	39,028	221,989

Redrow PLC	14,476	99,645

RELX PLC	51,087	1,602,895

Rightmove PLC	8,179	68,145

Rio Tinto PLC	166,951	13,688,034

Royal Mail PLC	37,511	162,489

RWS Holdings PLC	20,396	99,361

Sabre Insurance Group PLC(b)	125,371	382,962

Sage Group PLC	48,808	450,613

Schroders PLC	15,883	675,678

Segro PLC	33,656	596,234

Serco Group PLC	117,683	223,279

Severn Trent PLC	9,770	395,944

Shell PLC	238,297	6,615,500

Smith & Nephew PLC	22,296	358,144

Smiths Group PLC	15,376	294,056

Spectris PLC	7,209	246,690

Spirent Communications PLC	43,399	135,996

SSE PLC	80,129	1,844,700

St. James’s Place PLC	875	16,688

Standard Chartered PLC	81,272	545,949

Tate & Lyle PLC	55,228	532,426

Taylor Wimpey PLC	202,697	348,814

TBC Bank Group PLC	1,366	19,784

Telecom Plus PLC	17,206	346,611

Tesco PLC	237,634	863,551

TI Fluid Systems PLC(b)	48,407	121,861

Tyman PLC	42,106	176,296

Ultra Electronics Holdings PLC	2,285	100,004

Unilever PLC	102,648	4,669,486

Unite Group PLC	4,940	75,319

United Utilities Group PLC	64,926	961,277

Vesuvius PLC	54,944	247,120

Victrex PLC	3,945	95,054

Vivo Energy PLC(b)	143,615	258,298

Weir Group PLC	2,961	63,976

Wincanton PLC	49,086	249,468

Workspace Group PLC	21,780	196,435

Total United Kingdom		98,097,649
TOTAL COMMON STOCKS (Cost: $523,510,615)		628,888,433

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 3.4%

United States – 3.4%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.25%(c)
(Cost: $21,556,486)	21,556,486	21,556,486

TOTAL INVESTMENTS IN SECURITIES – 102.5% (Cost: $545,067,101)		650,444,919

Other Assets less Liabilities – (2.5)%		(16,016,572)

NET ASSETS – 100.0%		$634,428,347
*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2022 (See Note 2). At March 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $37,387,164 and the total market value of the collateral held by the Fund was $39,751,724. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $18,195,238.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2022.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2022 were as follows:

Affiliate	Value at 3/31/2021	Purchases/ Additions	Sales/ Reductions	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2022	Dividend Income
WisdomTree International AI Enhanced Value Fund^	$676,441	$3,121,336	$3,726,800	$(78,048)	$7,071	$—	$54,077
^	As of March 31, 2022, the Fund did not hold a position in this affiliate.

See Notes to Financial Statements.

36	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree International Equity Fund (DWM)

March 31, 2022

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of Montreal	4/1/2022	6,000	CHF	8,131	CAD	$10	$—

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$628,888,433	$—	$—	$628,888,433
Investment of Cash Collateral for Securities Loaned	—	21,556,486	—	21,556,486
Total Investments in Securities	$628,888,433	$21,556,486	$—	$650,444,919
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$10	$—	$10
Total – Net	$628,888,433	$21,556,496	$—	$650,444,929
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	37

Schedule of Investments

WisdomTree International High Dividend Fund (DTH)

March 31, 2022

Investments	Shares	Value

COMMON STOCKS – 98.4%

Australia – 16.3%

Accent Group Ltd.	26,284	$33,555

Adairs Ltd.(a)	25,713	57,927

Adbri Ltd.	30,600	69,627

Alumina Ltd.	79,795	120,443

APA Group(a)	45,000	360,569

Atlas Arteria Ltd.	27,231	133,942

Aurizon Holdings Ltd.	86,304	239,149

Australia & New Zealand Banking Group Ltd.	44,578	923,933

Bendigo & Adelaide Bank Ltd.(a)	20,587	159,081

BHP Group Ltd.	341,173	13,258,546

Coles Group Ltd.	41,276	555,142

Commonwealth Bank of Australia	37,288	2,961,710

Cromwell Property Group(a)	222,007	138,374

CSR Ltd.	23,691	109,413

Dexus	42,411	348,741

Downer EDI Ltd.	15,042	60,884

Evolution Mining Ltd.	28,930	95,590

Fortescue Metals Group Ltd.	233,252	3,618,817

GPT Group	84,023	326,843

Growthpoint Properties Australia Ltd.	48,873	161,118

Harvey Norman Holdings Ltd.(a)	51,146	205,483

Inghams Group Ltd.(a)	31,950	73,418

Insignia Financial Ltd.(a)	14,531	40,375

Insurance Australia Group Ltd.(a)	37,553	123,518

IRESS Ltd.	5,815	52,139

JB Hi-Fi Ltd.(a)	4,207	171,294

Magellan Financial Group Ltd.(a)	3,858	46,181

Medibank Pvt Ltd.	58,746	135,875

Metcash Ltd.(a)	37,394	127,488

Mineral Resources Ltd.	11,837	468,539

Mirvac Group	71,227	133,185

National Australia Bank Ltd.	64,630	1,570,071

New Hope Corp. Ltd.(a)	36,867	94,130

Newcrest Mining Ltd.	15,049	302,190

NIB Holdings Ltd.	13,901	66,392

Nick Scali Ltd.	4,394	37,451

Nickel Mines Ltd.	67,936	64,536

Nine Entertainment Co. Holdings Ltd.	41,891	93,430

NRW Holdings Ltd.	41,675	67,286

Orora Ltd.	46,102	124,979

Pendal Group Ltd.	16,588	57,924

Platinum Asset Management Ltd.	39,431	65,440

Sandfire Resources Ltd.	16,050	68,460

Scentre Group	134,743	308,615

SmartGroup Corp. Ltd.	14,872	95,487

Stockland	69,953	224,308

Suncorp Group Ltd.	43,277	361,387

Super Retail Group Ltd.(a)	9,774	75,747

Telstra Corp. Ltd.	451,766	1,343,444

Vicinity Centres	151,572	212,280

Wesfarmers Ltd.	31,239	1,182,564

Westpac Banking Corp.	52,473	955,167

Worley Ltd.	13,162	127,602

Total Australia		32,809,789

Austria – 0.7%

BAWAG Group AG*(b)	4,793	245,102

Oesterreichische Post AG(a)	2,864	102,609

OMV AG	10,133	489,200

Semperit AG Holding	1,597	40,424

Strabag SE, Bearer Shares	9,613	387,727

Telekom Austria AG*	27,351	213,025

Total Austria		1,478,087

Belgium – 0.6%

Aedifica SA	739	93,736

Cofinimmo SA	1,183	173,747

Econocom Group SA/NV	16,365	73,380

Etablissements Franz Colruyt NV	2,972	124,005

Proximus SADP	17,939	336,323

Solvay SA(a)	2,278	226,747

Telenet Group Holding NV	8,492	276,089

Total Belgium		1,304,027

China – 2.4%

Beijing Enterprises Holdings Ltd.	38,000	120,579

BOC Hong Kong Holdings Ltd.	247,047	936,907

China Everbright Environment Group Ltd.	230,000	139,209

China Merchants Port Holdings Co. Ltd.	198,000	359,016

China Power International Development Ltd.	259,000	137,910

China Taiping Insurance Holdings Co. Ltd.	46,000	56,330

CITIC Ltd.	1,222,000	1,359,095

CITIC Telecom International Holdings Ltd.	434,000	159,604

Guangdong Investment Ltd.	240,000	328,523

Lenovo Group Ltd.(a)	338,000	367,720

Shoucheng Holdings Ltd.	384,000	56,879

Shougang Fushan Resources Group Ltd.	356,838	140,340

Sino-Ocean Group Holding Ltd.	537,500	114,619

Wilmar International Ltd.	116,800	406,493

Yanlord Land Group Ltd.	141,700	129,832

Total China		4,813,056

Denmark – 0.3%

Alm Brand A/S	29,273	50,617

D/S Norden A/S	2,598	91,868

Scandinavian Tobacco Group A/S, Class A(b)	5,294	113,872

Topdanmark A/S	1,427	80,343

Tryg A/S	13,609	334,355

Total Denmark		671,055

Finland – 2.2%

Elisa Oyj	5,903	358,743

Fortum Oyj	34,687	637,967

Kemira Oyj(a)	7,797	102,976

Nokian Renkaat Oyj	5,385	88,526

Nordea Bank Abp(a)	180,706	1,886,677

Orion Oyj, Class B(a)	3,231	147,933

Sampo Oyj, Class A	9,642	476,117

Sanoma Oyj	6,913	98,608

See Notes to Financial Statements.

38	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International High Dividend Fund (DTH)

March 31, 2022

Investments	Shares	Value

TietoEVRY Oyj(a)	3,805	$102,200

UPM-Kymmene Oyj(a)	15,111	498,681

Total Finland		4,398,428

France – 7.7%

ALD SA(b)	20,470	274,222

Amundi SA(b)	3,413	236,203

AXA SA(a)	92,509	2,734,340

BNP Paribas SA	24,513	1,416,359

Bouygues SA(a)	11,908	419,080

Chargeurs SA	2,787	63,136

Covivio(a)	2,813	225,790

Credit Agricole SA	81,754	990,230

Danone SA	14,757	821,462

Eiffage SA	2,271	235,602

Engie SA	67,885	901,402

Eutelsat Communications SA	11,721	128,379

Gecina SA	2,065	262,618

ICADE	2,736	177,630

Imerys SA	2,884	125,146

Klepierre SA*(a)	8,277	222,683

Metropole Television SA	11,017	219,174

Nexity SA	3,800	134,876

Orange SA	157,945	1,881,095

Publicis Groupe SA	8,267	508,297

Rubis SCA	5,099	151,310

Sanofi	29,896	3,077,233

Societe BIC SA	2,554	129,923

Television Francaise 1	11,105	108,856

Trigano SA	593	87,094

Verallia SA(b)	4,022	96,393

Total France		15,628,533

Germany – 6.4%

Allianz SE, Registered Shares	8,576	2,066,339

BASF SE	29,638	1,706,876

Bayer AG, Registered Shares	25,408	1,755,581

Bilfinger SE	2,891	111,168

Deutsche Telekom AG, Registered Shares	112,779	2,124,688

DWS Group GmbH & Co. KGaA(b)	4,812	178,076

E.ON SE	104,183	1,222,021

Evonik Industries AG	12,735	356,791

Freenet AG	9,542	257,991

Hannover Rueck SE	2,334	400,835

HeidelbergCement AG	4,261	244,920

Hochtief AG	2,721	185,284

METRO AG*	21,881	196,374

Muenchener Rueckversicherungs—Gesellschaft AG in Muenchen, Registered Shares	2,352	635,920

TAG Immobilien AG	3,423	78,267

Talanx AG	5,057	225,179

Telefonica Deutschland Holding AG	149,695	411,232

Vonovia SE	15,081	709,957

Total Germany		12,867,499

Hong Kong – 3.3%

Bank of East Asia Ltd.	60,600	95,178

CLP Holdings Ltd.	99,000	965,172

Fortune Real Estate Investment Trust	116,000	104,426

Hang Lung Group Ltd.	57,000	121,112

Hang Lung Properties Ltd.	113,000	227,980

Hang Seng Bank Ltd.	48,318	932,870

Henderson Land Development Co. Ltd.	166,220	691,929

Hutchison Port Holdings Trust	504,823	123,682

Hysan Development Co. Ltd.	30,000	87,724

Kowloon Development Co. Ltd.	112,000	150,165

Link REIT	50,000	427,765

Power Assets Holdings Ltd.	128,518	837,761

Singamas Container Holdings Ltd.	410,000	60,206

Sino Land Co. Ltd.	224,000	290,605

Sun Hung Kai Properties Ltd.	87,000	1,039,814

Swire Pacific Ltd., Class B	80,000	80,701

Swire Properties Ltd.	156,400	388,634

Total Hong Kong		6,625,724

Israel – 0.2%

Ashtrom Group Ltd.	4,592	136,008

Delek Automotive Systems Ltd.	9,400	145,127

Gazit-Globe Ltd.	8,672	79,050

Phoenix Holdings Ltd.	6,790	89,470

Total Israel		449,655

Italy – 5.2%

A2A SpA	112,227	194,109

ACEA SpA	7,158	132,766

Anima Holding SpA(b)	22,382	101,655

Assicurazioni Generali SpA(a)	55,126	1,273,948

Azimut Holding SpA	3,465	81,463

Banca Mediolanum SpA	28,072	242,253

BFF Bank SpA(b)	12,064	90,404

Enel SpA	315,791	2,132,082

Eni SpA	121,525	1,797,546

Esprinet SpA	4,338	46,433

Intesa Sanpaolo SpA	579,366	1,343,090

Iren SpA	47,909	128,148

Italgas SpA	42,080	272,682

Mediobanca Banca di Credito Finanziario SpA	23,924	245,428

Poste Italiane SpA(b)	22,291	255,957

Snam SpA(a)	167,574	975,513

Terna—Rete Elettrica Nazionale(a)	82,344	713,354

Unieuro SpA(a)(b)	3,368	66,142

Unipol Gruppo SpA	17,596	97,499

UnipolSai Assicurazioni SpA(a)	108,602	324,566

Total Italy		10,515,038

Japan – 17.8%

Aisin Corp.	8,100	279,955

Akita Bank Ltd.	4,400	60,975

Aozora Bank Ltd.(a)	5,500	117,318

Asahi Holdings, Inc.(a)	3,800	70,912

Avex, Inc.(a)	7,900	86,827

See Notes to Financial Statements.

WisdomTree Trust	39

Schedule of Investments (continued)

WisdomTree International High Dividend Fund (DTH)

March 31, 2022

Investments	Shares	Value

Bank of Saga Ltd.	7,000	$84,317

Canon, Inc.	27,300	673,194

Chubu Electric Power Co., Inc.(a)	23,400	243,495

Chugoku Electric Power Co., Inc.(a)	16,900	117,935

Concordia Financial Group Ltd.	32,700	123,391

Cosmo Energy Holdings Co. Ltd.	3,800	82,340

Daito Trust Construction Co. Ltd.	1,500	160,536

Daiwa House Industry Co. Ltd.	14,200	374,494

Daiwa Securities Group, Inc.(a)	48,300	275,653

Daiwabo Holdings Co. Ltd.	3,500	47,551

Denka Co. Ltd.	3,100	86,838

Electric Power Development Co. Ltd.	8,300	119,534

ENEOS Holdings, Inc.	153,800	580,353

FIDEA Holdings Co. Ltd.(a)	6,400	67,124

Forum Engineering, Inc.(a)	8,400	56,404

Fukuoka Financial Group, Inc.	6,900	134,959

H.U. Group Holdings, Inc.	5,500	131,637

Haseko Corp.	13,000	150,698

Hulic Co. Ltd.	13,500	122,459

Idemitsu Kosan Co. Ltd.(a)	11,700	325,335

Inpex Corp.	30,400	360,667

Isuzu Motors Ltd.	17,200	225,035

Japan Post Holdings Co. Ltd.	99,000	732,784

Japan Post Insurance Co. Ltd.	13,000	228,779

Japan Tobacco, Inc.	123,500	2,124,047

JFE Holdings, Inc.	14,400	204,418

K’s Holdings Corp.(a)	10,100	105,098

Kajima Corp.	18,100	222,345

Kansai Electric Power Co., Inc.	31,300	296,302

KDDI Corp.	73,200	2,415,374

Ki-Star Real Estate Co. Ltd.(a)	700	30,393

Konica Minolta, Inc.(a)	17,700	75,248

Kuraray Co. Ltd.	13,900	121,049

Kyushu Electric Power Co., Inc.	18,000	121,162

Kyushu Railway Co.	4,100	84,685

Marubeni Corp.	49,000	575,687

Mitsubishi Corp.	36,876	1,397,870

Mitsubishi Gas Chemical Co., Inc.	6,000	102,871

Mitsubishi HC Capital, Inc.	37,700	177,046

Mitsubishi Heavy Industries Ltd.	9,600	317,957

Mitsubishi Materials Corp.	6,000	105,936

Mitsubishi UFJ Financial Group, Inc.	253,200	1,586,059

Mitsui OSK Lines Ltd.(a)	22,200	625,532

Mizuho Financial Group, Inc.	60,360	779,272

MS&AD Insurance Group Holdings, Inc.	12,900	422,791

Neturen Co. Ltd.(a)	11,300	55,022

NGK Spark Plug Co. Ltd.	8,500	138,451

Nikko Co. Ltd.(a)	23,600	118,024

Nintendo Co. Ltd.	2,900	1,473,475

Nippon Electric Glass Co. Ltd.	3,200	71,606

Nippon Telegraph & Telephone Corp.	128,600	3,756,021

Nippon Yusen KK(a)	7,800	691,477

Nishimatsu Construction Co. Ltd.(a)	5,700	172,350

Nittoc Construction Co. Ltd.(a)	18,000	104,255

NS United Kaiun Kaisha Ltd.	900	31,217

Resona Holdings, Inc.	67,400	291,035

SBI Holdings, Inc.	3,900	99,609

Scroll Corp.(a)	8,200	56,277

Sekisui House Ltd.	18,200	355,528

Shimizu Corp.(a)	24,200	146,546

SoftBank Corp.	260,700	3,067,185

Sojitz Corp.(a)	6,780	112,670

Sompo Holdings, Inc.	11,100	492,104

Sumitomo Chemical Co. Ltd.	36,200	167,616

Sumitomo Corp.	38,600	673,890

Sumitomo Metal Mining Co. Ltd.	8,000	406,212

Sumitomo Mitsui Financial Group, Inc.	32,900	1,059,034

Sumitomo Mitsui Trust Holdings, Inc.	8,600	283,490

Sumitomo Rubber Industries Ltd.	13,500	125,018

T&D Holdings, Inc.	10,200	140,426

Taisei Corp.	7,000	203,872

Takeda Pharmaceutical Co. Ltd.(a)	59,100	1,703,249

Tama Home Co. Ltd.	2,600	54,710

Teijin Ltd.	8,800	98,821

Tekken Corp.(a)	6,600	99,999

Tokio Marine Holdings, Inc.	11,600	681,234

Tosoh Corp.	8,900	133,014

Toyo Seikan Group Holdings Ltd.	8,300	96,147

Yahagi Construction Co. Ltd.(a)	10,600	70,041

YAMADA Consulting Group Co. Ltd.(a)	6,500	63,246

Yamada Holdings Co. Ltd.	36,200	113,335

Yamaha Motor Co. Ltd.	11,900	270,207

Yamanashi Chuo Bank Ltd.	8,800	69,022

Yokohama Rubber Co. Ltd.	8,200	114,310

Total Japan		35,872,386

Netherlands – 1.6%

ASR Nederland NV	3,505	164,690

ING Groep NV	60,261	637,707

Koninklijke KPN NV	188,926	660,686

Koninklijke Vopak NV	3,632	118,688

NN Group NV	10,803	551,235

Ordina NV	19,670	101,988

PostNL NV(a)	50,113	192,924

Randstad NV(a)	5,963	362,522

RHI Magnesita NV	1,907	61,164

SBM Offshore NV(a)	7,286	116,859

Signify NV(b)	3,964	187,140

Total Netherlands		3,155,603

Norway – 2.1%

ABG Sundal Collier Holding ASA	83,560	81,419

AF Gruppen ASA	7,344	167,978

Aker BP ASA	8,706	329,163

Atea ASA*	2,132	32,234

Austevoll Seafood ASA	4,311	67,396

DNB Bank ASA	26,808	613,481

Gjensidige Forsikring ASA(a)	11,995	300,012

Kid ASA(b)	7,163	84,377

See Notes to Financial Statements.

40	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International High Dividend Fund (DTH)

March 31, 2022

Investments	Shares	Value

Kongsberg Gruppen ASA	5,051	$202,756

Orkla ASA	21,836	195,685

Salmar ASA	2,088	166,773

Storebrand ASA(a)	6,098	61,580

Telenor ASA	82,222	1,191,862

TGS ASA	8,587	129,237

Veidekke ASA	8,794	123,100

Yara International ASA	10,588	535,212

Total Norway		4,282,265

Portugal – 0.6%

EDP – Energias de Portugal SA	95,104	472,475

Galp Energia SGPS SA	29,998	384,340

Navigator Co. SA	25,086	94,342

REN – Redes Energeticas Nacionais SGPS SA	46,118	146,243

Sonae SGPS SA	67,832	78,643

Total Portugal		1,176,043

Singapore – 2.1%

Bukit Sembawang Estates Ltd.	30,700	113,649

Hour Glass Ltd.	43,000	74,031

Jardine Cycle & Carriage Ltd.	6,400	118,367

Keppel Corp. Ltd.	34,200	162,237

Keppel Infrastructure Trust	362,921	150,172

NetLink NBN Trust	226,800	163,395

Olam Group Ltd.	125,400	162,153

Oversea-Chinese Banking Corp. Ltd.	98,992	905,546

Propnex Ltd.	53,000	73,625

Riverstone Holdings Ltd.	121,200	88,660

Sembcorp Industries Ltd.(a)	31,900	62,935

Sheng Siong Group Ltd.(a)	115,300	129,498

Singapore Exchange Ltd.	8,600	63,355

Singapore Technologies Engineering Ltd.	109,700	333,960

Singapore Telecommunications Ltd.	292,000	569,747

United Overseas Bank Ltd.	39,500	934,562

Venture Corp. Ltd.(a)	5,700	74,001

Total Singapore		4,179,893

Spain – 2.7%

Acerinox SA	10,967	121,780

Aedas Homes SA(b)	2,857	73,113

Bankinter SA	14,098	83,513

Cia de Distribucion Integral Logista Holdings SA(a)	10,347	191,109

ContourGlobal PLC(b)	40,521	102,009

Ebro Foods SA(a)	6,156	109,181

Enagas SA(a)	10,707	240,050

Fomento de Construcciones y Contratas SA	11,828	142,922

Iberdrola SA	172,074	1,899,265

Mapfre SA	92,872	196,335

Naturgy Energy Group SA(a)	38,640	1,167,685

Prosegur Cash SA(a)(b)	109,684	72,126

Red Electrica Corp. SA	17,601	364,454

Repsol SA	46,671	619,195

Zardoya Otis SA	17,623	138,238

Total Spain		5,520,975

Sweden – 1.6%

Axfood AB(a)	8,576	281,775

Bilia AB, Class A	3,230	46,616

Electrolux AB, Class B(a)	7,868	120,814

Intrum AB	3,816	104,373

JM AB(a)	2,365	76,131

Lundin Energy AB(a)	11,497	492,602

Peab AB, Class B	13,730	139,666

Skandinaviska Enskilda Banken AB, Class A(a)	45,037	495,101

Svenska Handelsbanken AB, Class A(a)	38,536	359,334

Tele2 AB, Class B(a)	29,233	446,365

Telia Co. AB(a)	150,828	610,796

Total Sweden		3,173,573

Switzerland – 5.8%

Adecco Group AG, Registered Shares	5,281	241,081

Allreal Holding AG, Registered Shares	611	131,595

Baloise Holding AG, Registered Shares	1,168	209,548

Banque Cantonale Vaudoise, Registered Shares	2,303	200,707

Clariant AG, Registered Shares*(a)	9,355	163,566

Helvetia Holding AG, Registered Shares	1,360	178,378

Holcim Ltd., Registered Shares*	16,576	815,786

Landis + Gyr Group AG*	1,074	68,507

Novartis AG, Registered Shares	58,350	5,151,793

OC Oerlikon Corp. AG, Registered Shares	13,190	106,065

PSP Swiss Property AG, Registered Shares	1,704	225,163

Sulzer AG, Registered Shares(a)	1,065	88,996

Swiss Life Holding AG, Registered Shares	531	342,864

Swiss Prime Site AG, Registered Shares	1,928	191,176

Swisscom AG, Registered Shares(a)	1,922	1,159,152

Zurich Insurance Group AG	4,733	2,349,399

Total Switzerland		11,623,776

United Kingdom – 18.8%

abrdn PLC	55,383	156,705

Admiral Group PLC	15,278	515,568

Airtel Africa PLC(b)	68,319	125,483

Anglo American PLC	53,308	2,788,218

Antofagasta PLC	23,738	522,890

Ashmore Group PLC	26,746	81,910

Assura PLC	124,252	109,446

Aviva PLC	129,229	769,246

BAE Systems PLC	128,178	1,210,725

Barratt Developments PLC	27,805	191,248

BP PLC	536,982	2,653,791

Close Brothers Group PLC	6,878	107,856

Direct Line Insurance Group PLC	45,742	165,682

Diversified Energy Co. PLC	109,050	170,287

Drax Group PLC	13,016	134,701

Ferrexpo PLC	72,303	177,544

GlaxoSmithKline PLC	173,020	3,752,435

Hargreaves Lansdown PLC	6,357	84,369

HSBC Holdings PLC	319,921	2,213,112

Imperial Brands PLC	75,389	1,598,598

Investec PLC	15,107	100,169

See Notes to Financial Statements.

WisdomTree Trust	41

Schedule of Investments (continued)

WisdomTree International High Dividend Fund (DTH)

March 31, 2022

Investments	Shares	Value

J. Sainsbury PLC	44,310	$147,427

Jupiter Fund Management PLC	32,768	89,135

Kingfisher PLC	42,210	141,941

Land Securities Group PLC	21,593	223,349

Legal & General Group PLC	154,724	554,111

Londonmetric Property PLC	43,147	156,681

Moneysupermarket.com Group PLC	31,800	79,552

National Grid PLC	120,256	1,856,321

OSB Group PLC	17,144	127,874

Redde Northgate PLC	19,534	111,108

Redrow PLC	11,549	79,497

Rio Tinto PLC	104,596	8,581,271

Severn Trent PLC	6,374	258,316

Shell PLC	78,482	2,178,784

SSE PLC	48,052	1,106,236

St. James’s Place PLC	7,196	137,240

Synthomer PLC	18,155	73,050

Tate & Lyle PLC	22,936	221,115

Taylor Wimpey PLC	118,051	203,149

Tesco PLC	169,233	614,985

Unilever PLC	58,462	2,659,452

United Utilities Group PLC	28,267	418,514

Vistry Group PLC	5,182	64,244

Vivo Energy PLC(b)	82,429	148,252

Total United Kingdom		37,861,587
TOTAL COMMON STOCKS (Cost: $183,065,919)		198,406,992

RIGHTS – 0.0%

Austria – 0.0%
CA Immobilien Anlagen AG*† (Cost: $0)	2,826	0

EXCHANGE-TRADED FUND – 0.4%

United States – 0.4%

WisdomTree International LargeCap Dividend Fund(c)
(Cost: $860,270)	18,144	882,052

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 3.7%

United States – 3.7%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.25%(d)
(Cost: $7,485,308)	7,485,308	7,485,308

TOTAL INVESTMENTS IN SECURITIES – 102.5% (Cost: $191,411,497)		206,774,352

Other Assets less Liabilities – (2.5)%		(5,140,162)

NET ASSETS – 100.0%		$201,634,190
*	Non-income producing security.

†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $0, which represents 0.0% of net assets.

(a)

Security, or portion thereof, was on loan at March 31, 2022 (See Note 2). At March 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $11,102,120 and the total market value of the collateral held by the Fund was $11,713,181. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $4,227,873.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(d)	Rate shown represents annualized 7-day yield as of March 31, 2022.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2022 were as follows:

Affiliate	Value at 3/31/2021	Purchases/ Additions	Sales/ Reductions	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2022	Dividend Income
WisdomTree International LargeCap Dividend Fund	$548,318	$4,250,546	$3,899,760	$(35,032)	$17,980	$882,052	$52,756

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs	4/1/2022	1,737,836	HKD	222,030	USD	$—	$(124)
JP Morgan Chase Bank NA	4/4/2022	877,051	HKD	111,993	USD	—	(1)
						$—	$(125)

See Notes to Financial Statements.

42	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree International High Dividend Fund (DTH)

March 31, 2022

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Assets:
Investments in Securities
Common Stocks	$198,406,992	$—	$—		$198,406,992
Rights	—	—	0	*	0
Exchange-Traded Fund	882,052	—	—		882,052
Investment of Cash Collateral for Securities Loaned	—	7,485,308	—		7,485,308
Total Investments in Securities	$199,289,044	$7,485,308	$0		$206,774,352
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(125)	$—		$(125)
Total – Net	$199,289,044	$7,485,183	$0		$206,774,227
*	Security is being fair valued using significant unobservable inputs by the Pricing Committee.

[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	43

Schedule of Investments

WisdomTree International LargeCap Dividend Fund (DOL)

March 31, 2022

Investments	Shares	Value

COMMON STOCKS – 99.1%

Australia – 11.9%

Australia & New Zealand Banking Group Ltd.	82,429	$1,708,441

BHP Group Ltd.	470,453	18,282,580

Coles Group Ltd.	60,694	816,305

Commonwealth Bank of Australia	74,571	5,923,022

CSL Ltd.	4,075	820,571

Fortescue Metals Group Ltd.	319,902	4,963,159

Goodman Group	38,137	655,546

Macquarie Group Ltd.	7,461	1,138,888

National Australia Bank Ltd.	133,047	3,232,141

Telstra Corp. Ltd.	639,304	1,901,137

Transurban Group	69,138	703,505

Wesfarmers Ltd.	44,335	1,678,318

Westpac Banking Corp.	108,024	1,966,363

Woodside Petroleum Ltd.	16,474	397,114

Woolworths Group Ltd.	43,496	1,217,035

Total Australia		45,404,125

Austria – 0.2%

OMV AG	15,098	728,900

Belgium – 0.3%

Anheuser-Busch InBev SA/NV	15,660	945,432

UCB SA	2,509	302,753

Total Belgium		1,248,185

China – 1.2%

BOC Hong Kong Holdings Ltd.	460,634	1,746,920

China Resources Beer Holdings Co. Ltd.	22,000	134,982

CITIC Ltd.	1,710,000	1,901,844

Wilmar International Ltd.	180,800	629,230

Total China		4,412,976

Denmark – 1.5%

AP Moller – Maersk A/S, Class B	209	636,815

Carlsberg A/S, Class B	2,238	277,852

Coloplast A/S, Class B	3,588	549,845

Novo Nordisk A/S, Class B	32,079	3,593,524

Orsted A/S(a)	4,810	610,985

Vestas Wind Systems A/S	5,883	175,777

Total Denmark		5,844,798

Finland – 1.9%

Fortum Oyj	48,370	889,626

Kone Oyj, Class B	12,219	647,009

Neste Oyj	10,817	499,234

Nordea Bank Abp(b)	359,105	3,749,267

Sampo Oyj, Class A	18,205	898,952

UPM-Kymmene Oyj(b)	20,375	672,400

Total Finland		7,356,488

France – 11.5%

Air Liquide SA	11,521	2,037,171

Amundi SA(a)	7,268	502,995

AXA SA	186,434	5,510,533

BNP Paribas SA	50,560	2,921,353

Capgemini SE	2,851	642,364

Cie de Saint-Gobain	16,103	972,356

Cie Generale des Etablissements Michelin SCA	4,355	595,765

Credit Agricole SA	167,425	2,027,904

Danone SA	19,467	1,083,648

Electricite de France SA(b)	46,236	439,027

Engie SA	94,890	1,259,984

EssilorLuxottica SA	5,257	972,722

Hermes International	507	728,553

Kering SA	1,380	883,963

L’Oreal SA	7,738	3,132,635

Legrand SA	6,015	578,106

LVMH Moet Hennessy Louis Vuitton SE	7,008	5,063,666

Orange SA	220,879	2,630,627

Pernod Ricard SA	3,525	781,673

Publicis Groupe SA	12,691	780,307

Safran SA	1,677	200,138

Sanofi	41,837	4,306,336

Schneider Electric SE	14,013	2,372,413

Societe Generale SA	14,964	407,252

Thales SA	5,016	635,961

Veolia Environnement SA	22,539	729,520

Vinci SA	15,917	1,646,858

Total France		43,843,830

Germany – 8.6%

adidas AG	1,973	465,175

Allianz SE, Registered Shares	17,189	4,141,594

BASF SE	41,976	2,417,431

Bayer AG, Registered Shares	35,189	2,431,405

Bayerische Motoren Werke AG	11,525	1,007,911

Deutsche Boerse AG	2,893	524,680

Deutsche Post AG, Registered Shares	40,859	1,979,860

Deutsche Telekom AG, Registered Shares	161,837	3,048,911

Deutsche Wohnen SE, Bearer Shares	7,043	238,226

E.ON SE	152,931	1,793,813

Fresenius SE & Co. KGaA	10,287	381,661

Hannover Rueck SE	4,683	804,247

Hapag-Lloyd AG(a)	4,472	1,575,329

Henkel AG & Co. KGaA	7,235	482,599

Knorr-Bremse AG	2,560	198,362

Mercedes-Benz Group AG, Registered Shares	23,070	1,637,929

Merck KGaA	1,348	284,747

Muenchener Rueckversicherungs – Gesellschaft AG in Muenchen, Registered Shares	4,863	1,314,829

RWE AG	14,979	658,822

SAP SE	16,126	1,814,356

Siemens AG, Registered Shares	18,554	2,594,139

Siemens Healthineers AG(a)	13,930	871,676

Vantage Towers AG	11,131	397,432

Volkswagen AG	4,176	1,051,022

Vonovia SE	17,255	812,300

Total Germany		32,928,456

See Notes to Financial Statements.

44	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International LargeCap Dividend Fund (DOL)

March 31, 2022

Investments	Shares	Value

Hong Kong – 2.8%

AIA Group Ltd.	162,604	$1,711,916

CLP Holdings Ltd.	131,000	1,277,147

Hang Seng Bank Ltd.	101,618	1,961,928

Henderson Land Development Co. Ltd.	263,219	1,095,710

Hong Kong & China Gas Co. Ltd.	497,925	603,380

Hong Kong Exchanges & Clearing Ltd.	21,024	997,052

Link REIT	81,100	693,835

MTR Corp. Ltd.	86,438	467,432

Sun Hung Kai Properties Ltd.	125,942	1,505,244

Techtronic Industries Co. Ltd.	16,500	267,366

Total Hong Kong		10,581,010

Ireland – 0.2%

CRH PLC	17,314	700,262

Italy – 3.5%

Assicurazioni Generali SpA(b)	113,683	2,627,185

Enel SpA	449,479	3,034,685

Eni SpA	174,314	2,578,378

Intesa Sanpaolo SpA	1,194,296	2,768,625

Moncler SpA	3,204	180,885

Poste Italiane SpA(a)	47,174	541,678

Snam SpA(b)	238,365	1,387,615

UniCredit SpA	22,153	242,911

Total Italy		13,361,962

Japan – 17.1%

Advantest Corp.(b)	4,100	326,649

Aeon Co. Ltd.(b)	15,045	323,460

Asahi Group Holdings Ltd.	10,835	398,228

Astellas Pharma, Inc.	41,600	654,975

Bridgestone Corp.	20,455	801,853

Canon, Inc.	38,236	942,866

Chugai Pharmaceutical Co. Ltd.	21,900	739,232

Dai-ichi Life Holdings, Inc.	7,100	146,182

Daikin Industries Ltd.	1,900	350,805

Daiwa House Industry Co. Ltd.	19,400	511,633

Denso Corp.	13,000	841,854

FANUC Corp.	3,375	601,869

Fast Retailing Co. Ltd.	700	363,279

FUJIFILM Holdings Corp.	9,000	556,276

Fujitsu Ltd.	2,200	333,784

Hitachi Ltd.	14,400	731,419

Honda Motor Co. Ltd.	52,500	1,508,280

Hoya Corp.	2,800	323,658

ITOCHU Corp.	63,300	2,161,196

Japan Post Holdings Co. Ltd.	195,900	1,450,023

Japan Tobacco, Inc.	171,509	2,949,743

Kao Corp.	12,500	517,508

KDDI Corp.	102,280	3,374,924

Keyence Corp.	700	330,175

Kirin Holdings Co. Ltd.	30,300	456,591

Komatsu Ltd.	18,867	457,471

Kyowa Kirin Co. Ltd.	7,000	164,251

Lasertec Corp.	500	85,623

Mitsubishi Corp.	50,305	1,906,927

Mitsubishi Electric Corp.	51,581	599,211

Mitsubishi UFJ Financial Group, Inc.	499,400	3,128,270

Mitsui Fudosan Co. Ltd.	16,500	356,169

Mizuho Financial Group, Inc.	119,814	1,546,847

MS&AD Insurance Group Holdings, Inc.	26,400	865,246

Murata Manufacturing Co. Ltd.	13,410	896,799

Nidec Corp.	2,900	232,908

Nintendo Co. Ltd.	4,400	2,235,617

Nippon Steel Corp.	27,500	491,885

Nippon Telegraph & Telephone Corp.	178,004	5,198,963

NTT Data Corp.	16,400	326,716

Olympus Corp.	9,300	179,219

Omron Corp.	2,200	148,884

Otsuka Holdings Co. Ltd.	12,700	442,813

Panasonic Corp.	37,984	371,938

Recruit Holdings Co. Ltd.	5,500	245,331

Seven & I Holdings Co. Ltd.	17,900	857,283

SG Holdings Co. Ltd.	10,100	192,389

Shimano, Inc.	900	208,770

Shin-Etsu Chemical Co. Ltd.	5,700	882,414

Shionogi & Co. Ltd.	4,600	285,380

SMC Corp.	650	368,659

SoftBank Corp.	362,700	4,267,235

SoftBank Group Corp.	10,280	470,826

Sony Group Corp.	5,300	555,872

Sumitomo Corp.	51,210	894,039

Sumitomo Mitsui Financial Group, Inc.	50,894	1,638,252

Suzuki Motor Corp.	9,317	323,399

Takeda Pharmaceutical Co. Ltd.	81,100	2,337,284

Tokio Marine Holdings, Inc.	22,300	1,309,614

Tokyo Electron Ltd.	4,050	2,110,505

Toshiba Corp.	9,700	371,617

Toyota Motor Corp.	362,265	6,633,441

Total Japan		65,284,529

Netherlands – 1.9%

ASM International NV	479	176,996

ASML Holding NV	2,282	1,548,831

Heineken NV	5,772	556,035

ING Groep NV	125,951	1,332,866

Koninklijke Ahold Delhaize NV	28,203	913,631

Koninklijke DSM NV(b)	2,276	411,514

Koninklijke Philips NV	17,560	541,793

NN Group NV	21,832	1,114,003

Wolters Kluwer NV	6,845	735,562

Total Netherlands		7,331,231

Norway – 1.6%

DNB Bank ASA	54,510	1,247,421

Equinor ASA	85,833	3,251,131

Telenor ASA	118,079	1,711,633

Total Norway		6,210,185

Portugal – 0.2%

EDP – Energias de Portugal SA	141,712	704,023

See Notes to Financial Statements.

WisdomTree Trust	45

Schedule of Investments (continued)

WisdomTree International LargeCap Dividend Fund (DOL)

March 31, 2022

Investments	Shares	Value

Singapore – 1.8%

DBS Group Holdings Ltd.	94,334	$2,497,497

Oversea-Chinese Banking Corp. Ltd.	204,612	1,871,723

Singapore Telecommunications Ltd.	353,700	689,968

United Overseas Bank Ltd.	82,886	1,961,067

Total Singapore		7,020,255

Spain – 2.3%

Banco Bilbao Vizcaya Argentaria SA(b)	217,083	1,258,410

Banco Santander SA	224,195	773,297

Ferrovial SA	10,701	287,303

Iberdrola SA	242,045	2,671,569

Industria de Diseno Textil SA	62,597	1,377,649

Naturgy Energy Group SA(b)	55,645	1,681,569

Repsol SA	69,691	924,607

Total Spain		8,974,404

Sweden – 1.9%

Assa Abloy AB, Class B	22,604	618,254

Atlas Copco AB, Class A	8,254	435,489

Atlas Copco AB, Class B	7,221	332,792

Epiroc AB, Class A	8,927	193,686

EQT AB(b)	6,946	277,336

Essity AB, Class B(b)	15,324	365,366

Evolution AB(a)	432	44,876

Hexagon AB, Class B	27,259	388,290

Investment AB Latour, Class B(b)	5,874	189,720

Nibe Industrier AB, Class B	5,681	64,037

Sandvik AB	23,164	499,599

Skandinaviska Enskilda Banken AB, Class A(b)	85,863	943,909

Svenska Handelsbanken AB, Class A	70,142	654,049

Swedbank AB, Class A(b)	15,342	232,120

Telefonaktiebolaget LM Ericsson, Class B(b)	64,457	596,888

Telia Co. AB(b)	105,537	427,384

Volvo AB, Class B(b)	42,510	805,553

Total Sweden		7,069,348

Switzerland – 11.1%

ABB Ltd., Registered Shares	71,799	2,353,899

Cie Financiere Richemont SA, Class A, Registered Shares	8,073	1,035,169

EMS-Chemie Holding AG, Registered Shares	625	612,266

Geberit AG, Registered Shares	878	545,929

Holcim Ltd., Registered Shares*	21,802	1,072,983

Kuehne + Nagel International AG, Registered Shares	2,785	796,233

Nestle SA, Registered Shares	85,322	11,144,476

Novartis AG, Registered Shares	80,976	7,149,470

Partners Group Holding AG	637	798,456

Roche Holding AG	15,207	6,055,534

Roche Holding AG, Bearer Shares(b)	3,434	1,511,296

SGS SA, Registered Shares	154	431,083

Sika AG, Registered Shares	1,756	586,574

Sonova Holding AG, Registered Shares	656	276,301

Swisscom AG, Registered Shares	2,766	1,668,166

UBS Group AG, Registered Shares	67,580	1,332,507

Zurich Insurance Group AG	9,749	4,839,275

Total Switzerland		42,209,617

United Kingdom – 17.6%

Anglo American PLC	74,091	3,875,251

Antofagasta PLC	32,059	706,182

Ashtead Group PLC	4,385	279,034

AstraZeneca PLC	30,748	4,101,876

Aviva PLC	265,891	1,582,737

BAE Systems PLC	179,632	1,696,741

Barclays PLC	217,231	424,164

BP PLC	743,281	3,673,330

CNH Industrial NV	15,019	240,553

Coca-Cola Europacific Partners PLC	8,082	401,063

Diageo PLC	60,716	3,088,550

GlaxoSmithKline PLC	237,991	5,161,517

HSBC Holdings PLC	637,892	4,412,734

Imperial Brands PLC	106,536	2,259,059

Legal & General Group PLC	317,753	1,137,965

Linde PLC	6,027	1,948,077

Lloyds Banking Group PLC	1,541,931	955,303

London Stock Exchange Group PLC	4,616	484,146

National Grid PLC	167,279	2,582,187

NatWest Group PLC	255,425	726,084

Reckitt Benckiser Group PLC	18,681	1,434,459

RELX PLC	36,894	1,157,578

Rio Tinto PLC	145,324	11,924,865

Segro PLC	29,347	519,898

Shell PLC	206,434	5,730,933

SSE PLC	67,645	1,557,298

Standard Chartered PLC	48,107	323,161

Tesco PLC	246,997	897,576

Unilever PLC	82,015	3,730,885

Total United Kingdom		67,013,206
TOTAL COMMON STOCKS (Cost: $312,343,463)		378,227,790

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 2.4%

United States – 2.4%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.25%(c)
(Cost: $9,140,440)	9,140,440	9,140,440

TOTAL INVESTMENTS IN SECURITIES – 101.5% (Cost: $321,483,903)		387,368,230

Other Assets less Liabilities – (1.5)%		(5,561,237)

NET ASSETS – 100.0%		$381,806,993
*	Non-income producing security.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)

Security, or portion thereof, was on loan at March 31, 2022 (See Note 2). At March 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $11,166,656 and the total market value of the collateral held by the Fund was $12,025,602. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $2,885,162.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2022.

See Notes to Financial Statements.

46	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree International LargeCap Dividend Fund (DOL)

March 31, 2022

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2022 were as follows:

Affiliate	Value at 3/31/2021	Purchases/ Additions	Sales/ Reductions	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2022	Dividend Income
WisdomTree International MidCap Dividend Fund^	$—	$3,627,605	$3,617,097	$(10,508)	$—	$—	$32,483
^	As of March 31, 2022, the Fund did not hold a position in this affiliate.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$378,227,790	$—	$—	$378,227,790
Investment of Cash Collateral for Securities Loaned	—	9,140,440	—	9,140,440
Total Investments in Securities	$378,227,790	$9,140,440	$—	$387,368,230

See Notes to Financial Statements.

WisdomTree Trust	47

Schedule of Investments

WisdomTree International MidCap Dividend Fund (DIM)

March 31, 2022

Investments	Shares	Value

COMMON STOCKS – 99.2%

Australia – 11.2%

ALS Ltd.	14,496	$145,869

Alumina Ltd.	127,784	192,878

Ampol Ltd.	6,480	149,099

Ansell Ltd.(a)	4,550	88,051

APA Group(a)	69,386	555,965

ASX Ltd.(a)	5,793	355,851

Atlas Arteria Ltd.	49,517	243,560

Aurizon Holdings Ltd.	157,619	436,763

Bank of Queensland Ltd.	32,372	211,009

Bendigo & Adelaide Bank Ltd.	48,092	371,620

BlueScope Steel Ltd.	7,407	116,029

Brambles Ltd.	46,851	348,661

carsales.com Ltd.	7,535	118,374

Challenger Ltd.	20,929	106,087

Charter Hall Group	17,377	215,443

Cleanaway Waste Management Ltd.	46,195	106,846

Cochlear Ltd.	929	157,197

Computershare Ltd.	14,144	262,349

Dexus	78,279	643,680

Domino’s Pizza Enterprises Ltd.(a)	2,145	141,508

Downer EDI Ltd.	26,062	105,489

Evolution Mining Ltd.	67,978	224,611

GPT Group	144,755	563,085

Harvey Norman Holdings Ltd.(a)	91,108	366,034

IGO Ltd.	8,310	87,740

Insurance Australia Group Ltd.(a)	107,378	353,183

JB Hi-Fi Ltd.(a)	7,338	298,778

Lendlease Corp. Ltd.(a)	18,609	156,514

Magellan Financial Group Ltd.(a)	13,351	159,813

Medibank Pvt Ltd.	162,350	375,503

Mineral Resources Ltd.	21,084	834,559

Mirvac Group	142,197	265,889

Newcrest Mining Ltd.	25,808	518,235

Nine Entertainment Co. Holdings Ltd.	74,644	166,480

OZ Minerals Ltd.	6,740	134,988

Premier Investments Ltd.	6,858	141,625

QBE Insurance Group Ltd.	15,112	130,506

Qube Holdings Ltd.	82,007	192,755

Ramsay Health Care Ltd.	5,322	260,376

REA Group Ltd.	1,682	171,112

Reece Ltd.	7,354	105,259

Santos Ltd.	44,881	260,864

Scentre Group	238,346	545,907

Seven Group Holdings Ltd.	8,306	132,295

Sonic Healthcare Ltd.	18,193	484,729

South32 Ltd.	85,785	323,390

Steadfast Group Ltd.	39,834	142,986

Stockland	126,193	404,645

Suncorp Group Ltd.	112,915	942,904

Tabcorp Holdings Ltd.(a)	107,277	430,188

Treasury Wine Estates Ltd.	18,889	164,259

Vicinity Centres	269,201	377,022

Washington H Soul Pattinson & Co. Ltd.(a)	5,761	123,816

Worley Ltd.	25,987	251,938

Total Australia		15,164,316

Austria – 1.3%

Andritz AG	3,453	161,286

BAWAG Group AG*(b)	12,513	639,882

CA Immobilien Anlagen AG	4,363	136,168

EVN AG	5,519	143,079

Raiffeisen Bank International AG	7,484	107,836

Telekom Austria AG*	26,868	209,263

Vienna Insurance Group AG Wiener Versicherung Gruppe	5,014	130,824

Voestalpine AG	4,292	129,034

Wienerberger AG	4,370	133,226

Total Austria		1,790,598

Belgium – 2.3%

Ackermans & van Haaren NV	638	120,110

Aedifica SA	1,405	178,213

Cofinimmo SA	1,982	291,096

D’ieteren Group	724	123,331

Elia Group SA/NV	1,717	264,020

Etablissements Franz Colruyt NV	4,685	195,479

Melexis NV	1,143	106,828

Proximus SADP	24,721	463,473

Solvay SA(a)	3,960	394,169

Telenet Group Holding NV	15,195	494,015

Umicore SA	4,555	199,481

Warehouses De Pauw CVA	6,503	282,911

Total Belgium		3,113,126

China – 2.8%

Beijing Enterprises Holdings Ltd.	46,700	148,185

BYD Electronic International Co. Ltd.(a)	29,500	59,517

China Everbright Environment Group Ltd.	426,407	258,085

China Merchants Port Holdings Co. Ltd.	350,000	634,625

China Power International Development Ltd.	493,000	262,509

China Resources Pharmaceutical Group Ltd.(b)	324,000	168,797

China Resources Power Holdings Co. Ltd.	194,000	365,140

China Taiping Insurance Holdings Co. Ltd.	127,800	156,498

CSPC Pharmaceutical Group Ltd.	274,000	316,636

Fosun International Ltd.	209,500	228,188

Guangdong Investment Ltd.	426,208	583,414

Lenovo Group Ltd.(a)	492,000	535,261

Wharf Holdings Ltd.	51,000	155,643

Total China		3,872,498

Denmark – 1.4%

Danske Bank A/S	17,370	292,559

H. Lundbeck A/S	3,489	81,232

Novozymes A/S, Class B	3,058	211,785

Royal Unibrew A/S	1,742	164,784

Topdanmark A/S	3,848	216,651

Tryg A/S	36,059	885,921

Total Denmark		1,852,932

See Notes to Financial Statements.

48	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International MidCap Dividend Fund (DIM)

March 31, 2022

Investments	Shares	Value

Finland – 2.1%

Elisa Oyj	10,128	$615,509

Huhtamaki Oyj	2,499	87,809

Kesko Oyj, Class A	4,566	118,880

Kesko Oyj, Class B	12,969	360,893

Kojamo Oyj(a)	5,255	127,347

Konecranes Oyj	2,361	73,476

Metsa Board Oyj, Class B	11,258	114,991

Metso Outotec Oyj	21,312	182,209

Nokian Renkaat Oyj	8,739	143,664

Orion Oyj, Class B(a)	4,693	214,872

Stora Enso Oyj, Class R	13,468	266,961

TietoEVRY Oyj(a)	6,249	167,844

Valmet Oyj(a)	7,023	220,437

Wartsila Oyj Abp	11,071	102,315

Total Finland		2,797,207

France – 5.5%

ALD SA(b)	33,912	454,296

Arkema SA	2,726	329,848

BioMerieux	949	102,148

Bouygues SA	20,491	721,142

Bureau Veritas SA	10,734	309,806

Carrefour SA	27,063	591,544

Cie Plastic Omnium SA	3,980	73,068

Covivio(a)	5,317	426,777

Edenred	5,367	268,244

Eiffage SA	3,535	366,733

Eurazeo SE	2,930	249,069

Eutelsat Communications SA	19,592	214,590

Faurecia SE(a)	3,588	94,415

Gecina SA	3,638	462,666

ICADE	4,947	321,175

Imerys SA	2,953	128,141

Ipsen SA	959	120,895

Klepierre SA*(a)	15,326	412,329

La Francaise des Jeux SAEM(b)	6,969	278,836

Remy Cointreau SA	676	140,652

Rexel SA*	13,964	301,885

Rothschild & Co.	2,334	93,100

Rubis SCA	7,205	213,804

SEB SA	1,102	155,229

SPIE SA	5,970	142,681

Trigano SA	764	112,209

Valeo	3,474	64,764

Verallia SA(b)	6,236	149,455

Wendel SE	1,983	204,311

Total France		7,503,812

Germany – 5.1%

alstria office REIT AG	8,153	111,669

Aurubis AG	1,118	134,906

Bechtle AG	1,577	89,838

Brenntag SE	4,635	378,224

Covestro AG(b)	5,105	260,375

Dermapharm Holding SE	1,359	87,248

DWS Group GmbH & Co. KGaA(b)	10,212	377,913

Evonik Industries AG	20,858	584,369

Fielmann AG	2,228	122,462

Freenet AG	15,475	418,404

GEA Group AG	6,153	255,429

HeidelbergCement AG	7,464	429,027

Hella GmbH & Co. KGaA	1,913	123,964

Hochtief AG	4,347	296,005

LANXESS AG	1,938	86,015

LEG Immobilien SE	2,237	256,989

METRO AG*	37,817	339,394

ProSiebenSat.1 Media SE	15,893	204,950

Rheinmetall AG	1,287	275,084

Scout24 SE(b)	2,077	120,171

Stroeer SE & Co. KGaA	2,063	143,692

TAG Immobilien AG	5,421	123,951

Talanx AG	10,081	448,889

Telefonica Deutschland Holding AG	252,006	692,294

Traton SE	6,142	115,288

United Internet AG, Registered Shares	4,314	149,663

Varta AG(a)	906	90,625

Wacker Chemie AG	1,180	203,175

Total Germany		6,920,013

Hong Kong – 2.8%

Bank of East Asia Ltd.	163,180	256,290

Hang Lung Group Ltd.	65,000	138,111

Hang Lung Properties Ltd.	208,000	419,644

Hysan Development Co. Ltd.	62,000	181,296

Power Assets Holdings Ltd.	210,500	1,372,172

Sino Land Co. Ltd.	403,046	522,888

Swire Pacific Ltd., Class A	42,000	256,889

Swire Properties Ltd.	290,000	720,612

Total Hong Kong		3,867,902

Ireland – 0.3%

Glanbia PLC	9,503	110,916

Smurfit Kappa Group PLC	7,580	341,151

Total Ireland		452,067

Israel – 1.2%

Azrieli Group Ltd.	2,340	206,631

Bank Hapoalim BM	23,525	234,052

Bank Leumi Le-Israel BM	25,210	272,857

Elbit Systems Ltd.	585	128,320

First International Bank of Israel Ltd.	1,799	77,851

ICL Group Ltd.	27,439	328,709

Mizrahi Tefahot Bank Ltd.	7,293	286,121

Strauss Group Ltd.	3,651	109,052

Total Israel		1,643,593

Italy – 5.1%

A2A SpA	233,498	403,862

ACEA SpA	10,232	189,782

Azimut Holding SpA	10,937	257,132

See Notes to Financial Statements.

WisdomTree Trust	49

Schedule of Investments (continued)

WisdomTree International MidCap Dividend Fund (DIM)

March 31, 2022

Investments	Shares	Value

Banca Mediolanum SpA	70,409	$607,610

Banco BPM SpA	39,766	119,021

BPER Banca(a)	30,832	54,528

Brembo SpA	6,947	78,223

De’ Longhi SpA	2,905	79,966

DiaSorin SpA	403	63,628

ERG SpA	5,116	171,680

Hera SpA	92,257	343,466

Infrastrutture Wireless Italiane SpA(a)(b)	37,152	420,193

Iren SpA	82,170	219,789

Italgas SpA	64,522	418,107

Mediobanca Banca di Credito Finanziario SpA	62,838	644,632

Pirelli & C. SpA(b)	15,581	85,485

Prysmian SpA	4,537	156,289

Recordati Industria Chimica e Farmaceutica SpA	5,243	266,247

Telecom Italia SpA(a)	532,473	197,584

Terna – Rete Elettrica Nazionale(a)	138,409	1,199,050

Unipol Gruppo SpA	42,168	233,653

UnipolSai Assicurazioni SpA(a)	230,811	689,797

Total Italy		6,899,724

Japan – 25.5%

ABC-Mart, Inc.	3,178	120,836

Acom Co. Ltd.	34,100	89,622

Aeon Mall Co. Ltd.	7,800	104,557

AGC, Inc.	9,128	368,880

Air Water, Inc.	7,700	109,116

Aisin Corp.	11,700	404,379

Ajinomoto Co., Inc.	13,700	392,235

Amada Co. Ltd.	13,500	120,569

Asahi Kasei Corp.	42,800	374,665

Azbil Corp.	2,500	84,243

Brother Industries Ltd.	8,500	156,659

Canon Marketing Japan, Inc.	4,800	99,777

Capcom Co. Ltd.	4,300	105,149

Casio Computer Co. Ltd.(a)	8,800	102,084

Chiba Bank Ltd.(a)	30,200	180,391

Chubu Electric Power Co., Inc.(a)	27,900	290,321

Chugoku Electric Power Co., Inc.(a)	27,400	191,207

COMSYS Holdings Corp.(a)	5,400	118,700

Concordia Financial Group Ltd.	47,300	178,483

Dai Nippon Printing Co. Ltd.	9,479	224,763

Daifuku Co. Ltd.	1,300	94,146

Daito Trust Construction Co. Ltd.	2,620	280,402

Daiwa Securities Group, Inc.(a)	101,000	576,418

Denka Co. Ltd.	3,800	106,447

Dentsu Group, Inc.	6,100	252,293

Disco Corp.	1,000	283,419

Ebara Corp.	3,100	174,698

ENEOS Holdings, Inc.	243,300	918,075

Fuji Electric Co. Ltd.	3,575	181,438

Fukuoka Financial Group, Inc.	8,900	174,077

Hakuhodo DY Holdings, Inc.	10,300	131,110

Hamamatsu Photonics KK	2,400	129,516

Hankyu Hanshin Holdings, Inc.	6,100	178,163

Haseko Corp.	15,400	178,519

Hino Motors Ltd.(a)	9,300	55,168

Hirose Electric Co. Ltd.	875	128,754

Hoshizaki Corp.	1,200	83,147

Hulic Co. Ltd.	29,500	267,596

Idemitsu Kosan Co. Ltd.	19,866	552,402

Iida Group Holdings Co. Ltd.(a)	10,200	177,738

Inpex Corp.	51,000	605,067

Isuzu Motors Ltd.	26,500	346,711

Itochu Techno-Solutions Corp.(a)	5,700	147,460

Japan Exchange Group, Inc.	12,600	237,311

Japan Post Insurance Co. Ltd.	28,200	496,274

JFE Holdings, Inc.	25,600	363,409

JSR Corp.(a)	5,600	167,481

Kajima Corp.	20,876	256,446

Kakaku.com, Inc.(a)	2,400	54,515

Kansai Electric Power Co., Inc.	42,200	399,488

Kansai Paint Co. Ltd.	5,200	84,528

Kikkoman Corp.	1,600	107,172

Kobayashi Pharmaceutical Co. Ltd.	800	64,725

Koei Tecmo Holdings Co. Ltd.(a)	3,510	116,108

Koito Manufacturing Co. Ltd.	2,000	81,977

Konami Holdings Corp.(a)	2,500	159,629

Kuraray Co. Ltd.	11,200	97,536

Kurita Water Industries Ltd.(a)	2,700	101,104

Kyushu Electric Power Co., Inc.	24,100	162,222

Kyushu Railway Co.	7,600	156,978

Lawson, Inc.	3,900	150,216

Lixil Corp.	9,700	183,011

Makita Corp.	3,900	126,439

Marubeni Corp.	74,400	874,104

MatsukiyoCocokara & Co.	1,600	57,145

McDonald’s Holdings Co. Japan Ltd.	1,500	62,657

Medipal Holdings Corp.	8,000	132,812

MEIJI Holdings Co. Ltd.	4,200	228,729

MINEBEA MITSUMI, Inc.	6,500	144,272

MISUMI Group, Inc.	2,900	87,567

Mitsubishi Chemical Holdings Corp.	35,600	239,660

Mitsubishi Gas Chemical Co., Inc.	8,900	152,592

Mitsubishi HC Capital, Inc.	69,920	328,358

Mitsubishi Heavy Industries Ltd.	14,600	483,559

Mitsui Chemicals, Inc.	7,000	178,208

Mitsui OSK Lines Ltd.(a)	36,900	1,039,736

Nabtesco Corp.	3,100	83,263

NEC Corp.	5,000	212,152

NGK Insulators Ltd.	9,900	142,984

NGK Spark Plug Co. Ltd.	9,000	146,595

NH Foods Ltd.	3,400	116,251

Nikon Corp.(a)	9,800	106,094

Nippon Express Holdings, Inc.	1,600	110,995

Nippon Sanso Holdings Corp.	7,500	144,037

Nippon Yusen KK	12,800	1,134,731

Nissan Chemical Corp.	3,000	178,702

See Notes to Financial Statements.

50	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International MidCap Dividend Fund (DIM)

March 31, 2022

Investments	Shares	Value

Nisshin Seifun Group, Inc.	9,000	$126,501

Nissin Foods Holdings Co. Ltd.	1,900	134,155

Nitto Denko Corp.	4,400	319,736

NOF Corp.	1,300	53,767

Nomura Real Estate Holdings, Inc.	6,868	165,964

Oji Holdings Corp.	20,862	104,332

Ono Pharmaceutical Co. Ltd.	15,000	378,908

Open House Group Co. Ltd.	2,600	116,103

Oracle Corp.	2,200	154,068

Osaka Gas Co. Ltd.	22,200	382,636

Otsuka Corp.	4,800	171,831

Pan Pacific International Holdings Corp.	5,300	85,761

Persol Holdings Co. Ltd.	4,000	91,090

Pola Orbis Holdings, Inc.	4,700	61,918

Resona Holdings, Inc.	115,200	497,436

Rohm Co. Ltd.	2,100	165,924

Ryohin Keikaku Co. Ltd.	6,200	73,097

Sanwa Holdings Corp.	11,200	114,791

SBI Holdings, Inc.	10,900	278,393

SCSK Corp.	9,000	155,790

Sega Sammy Holdings, Inc.	8,800	153,198

Seiko Epson Corp.(a)	13,400	203,249

Sekisui Chemical Co. Ltd.	15,300	221,732

Sekisui House Ltd.	26,900	525,478

Sharp Corp.(a)	15,300	144,838

Shimadzu Corp.	4,200	146,546

Shimamura Co. Ltd.	1,200	107,469

Shimizu Corp.(a)	27,000	163,502

Shinko Electric Industries Co. Ltd.	2,300	110,855

Shizuoka Bank Ltd.	23,400	166,379

Showa Denko KK	4,900	98,101

Sojitz Corp.(a)	9,580	159,200

Sompo Holdings, Inc.	23,600	1,046,275

Square Enix Holdings Co. Ltd.	1,800	80,527

Stanley Electric Co. Ltd.	4,200	80,419

Subaru Corp.	20,400	327,408

Sumitomo Chemical Co. Ltd.	58,800	272,260

Sumitomo Dainippon Pharma Co. Ltd.	7,290	72,555

Sumitomo Electric Industries Ltd.	23,112	278,391

Sumitomo Forestry Co. Ltd.	6,700	119,675

Sumitomo Heavy Industries Ltd.	4,800	111,443

Sumitomo Metal Mining Co. Ltd.	12,000	609,318

Sumitomo Mitsui Trust Holdings, Inc.	16,300	537,313

Sumitomo Rubber Industries Ltd.	18,100	167,616

Sundrug Co. Ltd.	5,000	122,554

Suntory Beverage & Food Ltd.	6,400	245,718

T&D Holdings, Inc.	22,351	307,712

Taisei Corp.	7,575	220,619

Taiyo Yuden Co. Ltd.(a)	2,400	109,743

TDK Corp.	6,600	242,521

TIS, Inc.	5,600	132,739

Tokyo Century Corp.(a)	2,700	100,437

Tokyo Gas Co. Ltd.(a)	16,000	294,229

Tokyo Tatemono Co. Ltd.	8,800	132,970

Tokyu Corp.(a)	8,200	107,554

Tokyu Fudosan Holdings Corp.	21,800	121,056

Toray Industries, Inc.	29,300	154,207

Tosoh Corp.	12,600	188,312

TOTO Ltd.	3,200	130,241

Toyo Suisan Kaisha Ltd.	3,000	108,012

Toyota Boshoku Corp.	9,400	155,047

Toyota Tsusho Corp.	9,900	412,721

Trend Micro, Inc.	4,530	267,228

Tsuruha Holdings, Inc.	1,000	63,934

USS Co. Ltd.	12,700	215,442

Yakult Honsha Co. Ltd.(a)	2,200	118,179

Yamada Holdings Co. Ltd.	52,100	163,114

Yamaha Corp.	2,500	110,196

Yamaha Motor Co. Ltd.	19,360	439,598

Yamato Holdings Co. Ltd.(a)	9,100	171,916

Yaskawa Electric Corp.	2,900	115,044

Yokogawa Electric Corp.	2,000	34,587

Yokohama Rubber Co. Ltd.	9,200	128,250

Zeon Corp.	5,900	66,304

ZOZO, Inc.	4,200	113,673

Total Japan		34,620,977

Netherlands – 3.2%

Aalberts NV	2,140	112,339

Aegon NV(a)	70,580	377,105

Arcadis NV	2,167	98,615

ASR Nederland NV	8,270	388,584

BE Semiconductor Industries NV	3,281	284,236

Boskalis Westminster	3,014	109,057

CTP NV(b)	4,400	74,414

Euronext NV(b)	2,078	191,210

IMCD NV(a)	711	122,817

Koninklijke KPN NV	351,077	1,227,737

Koninklijke Vopak NV	4,730	154,570

Randstad NV(a)	11,118	675,921

SBM Offshore NV(a)	11,282	180,950

Signify NV(b)	6,809	321,451

Total Netherlands		4,319,006

Norway – 3.5%

Aker ASA, Class A	1,509	139,786

Aker BP ASA	17,120	647,286

Entra ASA(b)	5,619	113,550

Gjensidige Forsikring ASA	27,530	688,565

Kongsberg Gruppen ASA	8,350	335,184

Leroy Seafood Group ASA	19,227	178,373

Mowi ASA	4,575	124,525

Norsk Hydro ASA	63,963	629,828

Orkla ASA	36,217	324,561

Salmar ASA	3,858	308,146

SpareBank 1 SR-Bank ASA	10,380	159,427

Storebrand ASA(a)	18,286	184,659

Yara International ASA	19,100	965,485

Total Norway		4,799,375

See Notes to Financial Statements.

WisdomTree Trust	51

Schedule of Investments (continued)

WisdomTree International MidCap Dividend Fund (DIM)

March 31, 2022

Investments	Shares	Value

Portugal – 0.8%

Galp Energia SGPS SA	54,320	$695,957

Jeronimo Martins SGPS SA	15,732	380,367

Total Portugal		1,076,324

Singapore – 1.5%

Genting Singapore Ltd.	254,400	153,202

Jardine Cycle & Carriage Ltd.	13,611	251,733

Keppel Corp. Ltd.	64,600	306,449

Olam Group Ltd.(a)	181,800	235,083

Singapore Exchange Ltd.	41,200	303,517

Singapore Technologies Engineering Ltd.	184,900	562,891

UOL Group Ltd.	18,500	96,235

Venture Corp. Ltd.(a)	11,300	146,703

Total Singapore		2,055,813

Spain – 2.8%

Acciona SA(a)	2,232	430,876

Acerinox SA	18,583	206,350

Bankinter SA	42,205	250,012

Cie Automotive SA	3,088	70,985

Enagas SA(a)	22,089	495,233

Fluidra SA(a)	5,696	166,680

Fomento de Construcciones y Contratas SA	16,916	204,403

Grifols SA(a)	10,359	189,948

Grupo Catalana Occidente SA	3,686	114,014

Inmobiliaria Colonial Socimi SA	19,165	175,709

Mapfre SA	235,594	498,054

Red Electrica Corp. SA	32,710	677,307

Viscofan SA	2,585	154,740

Zardoya Otis SA	22,094	173,309

Total Spain		3,807,620

Sweden – 5.1%

AAK AB	4,205	78,962

Alfa Laval AB	7,363	257,011

Axfood AB	12,734	418,391

BillerudKorsnas AB	7,196	107,908

Boliden AB	8,088	414,927

Castellum AB(a)	14,783	370,075

Dometic Group AB(a)(b)	8,603	75,198

Electrolux AB, Class B(a)	12,610	193,627

Elekta AB, Class B	10,224	81,424

Fabege AB(a)	10,181	152,397

Getinge AB, Class B	4,312	174,434

Hexpol AB	12,796	126,815

Holmen AB, Class B(a)	2,756	155,967

Husqvarna AB, Class B	10,698	113,255

Indutrade AB	4,871	124,553

Intrum AB	6,462	176,746

Lifco AB, Class B	5,080	131,314

Lundin Energy AB(a)	21,115	904,696

Saab AB, Class B	2,865	105,077

Sagax AB, Class B	3,344	102,982

Samhallsbyggnadsbolaget i Norden AB(a)	28,012	126,994

Securitas AB, Class B	11,293	128,993

Skanska AB, Class B(a)	11,966	271,435

SKF AB, Class B(a)	14,732	243,362

Svenska Cellulosa AB SCA, Class B(a)	10,704	210,705

Swedish Match AB	49,589	377,156

Tele2 AB, Class B	52,151	796,305

Thule Group AB(a)(b)	2,904	116,853

Trelleborg AB, Class B	11,631	273,321

Wihlborgs Fastigheter AB	5,218	110,470

Total Sweden		6,921,353

Switzerland – 5.0%

Adecco Group AG, Registered Shares	9,540	435,507

Allreal Holding AG, Registered Shares	477	102,735

Baloise Holding AG, Registered Shares	2,072	371,733

Banque Cantonale Vaudoise, Registered Shares	4,755	414,399

BKW AG	1,872	235,971

Clariant AG, Registered Shares*(a)	14,240	248,978

Coca-Cola HBC AG*	14,197	298,986

DKSH Holding AG	2,299	194,238

Galenica AG(b)	2,634	203,936

Helvetia Holding AG, Registered Shares	2,584	338,918

Julius Baer Group Ltd.	9,599	562,015

Logitech International SA, Registered Shares	2,103	158,139

OC Oerlikon Corp. AG, Registered Shares	15,357	123,490

PSP Swiss Property AG, Registered Shares	2,456	324,531

SFS Group AG	1,081	151,299

SIG Combibloc Group AG*	8,847	224,960

Stadler Rail AG(a)	2,486	96,874

Sulzer AG, Registered Shares(a)	1,395	116,572

Swatch Group AG, Bearer Shares	426	122,071

Swatch Group AG, Registered Shares	2,023	110,795

Swiss Life Holding AG, Registered Shares	1,383	892,995

Swiss Prime Site AG, Registered Shares	2,910	288,549

Temenos AG, Registered Shares	727	70,310

VAT Group AG(b)	628	241,851

Vifor Pharma AG*	1,323	236,853

Vontobel Holding AG, Registered Shares	2,007	170,440

Total Switzerland		6,737,145

United Kingdom – 10.7%

abrdn PLC	135,227	382,622

Admiral Group PLC	39,253	1,324,622

Airtel Africa PLC(b)	134,736	247,473

Ashmore Group PLC	41,570	127,309

Auto Trader Group PLC(b)	8,594	71,603

Avast PLC(b)	25,259	188,236

Barratt Developments PLC	49,290	339,026

Bellway PLC	3,462	110,857

Big Yellow Group PLC	7,254	146,703

British Land Co. PLC(a)	31,502	219,995

Britvic PLC	10,668	113,351

Bunzl PLC	11,158	436,034

Burberry Group PLC	9,963	219,592

Cazoo Group Ltd.*	3,724	10,278

Close Brothers Group PLC	11,239	176,242

See Notes to Financial Statements.

52	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree International MidCap Dividend Fund (DIM)

March 31, 2022

Investments	Shares	Value

Computacenter PLC	4,189	$162,265

ConvaTec Group PLC(b)	55,140	156,526

DCC PLC	2,519	196,544

Dechra Pharmaceuticals PLC	2,169	115,832

Derwent London PLC	2,777	117,332

Diploma PLC	2,085	72,309

Direct Line Insurance Group PLC	111,502	403,872

DS Smith PLC	47,931	203,272

Dunelm Group PLC(a)	5,998	86,159

Electrocomponents PLC	12,719	181,532

Fresnillo PLC	22,252	215,048

Grafton Group PLC	7,067	91,419

Halma PLC	3,253	107,505

Hargreaves Lansdown PLC	16,639	220,830

Hikma Pharmaceuticals PLC	4,657	126,373

HomeServe PLC	13,052	144,869

Howden Joinery Group PLC	14,284	144,400

IMI PLC	7,327	131,490

Inchcape PLC	11,545	101,845

Intertek Group PLC	3,970	273,064

Investec PLC	31,401	208,209

J. Sainsbury PLC	90,563	301,319

Johnson Matthey PLC	5,985	148,029

Kingfisher PLC	78,504	263,987

Land Securities Group PLC	38,842	401,766

Mondi PLC	15,173	297,965

OSB Group PLC	27,917	208,228

Pearson PLC	28,382	280,493

Pennon Group PLC	7,830	110,826

Redrow PLC	14,251	98,096

Rentokil Initial PLC	26,944	186,603

Rightmove PLC	13,860	115,478

Rotork PLC	23,216	99,772

Royal Mail PLC	39,777	172,305

Sage Group PLC	28,734	265,283

Schroders PLC	11,805	502,196

Severn Trent PLC	10,360	419,855

Smith & Nephew PLC	20,980	337,005

Smiths Group PLC	11,292	215,952

Softcat PLC	5,702	127,929

Spectris PLC	4,706	161,038

Spirax-Sarco Engineering PLC	1,195	197,225

St. James’s Place PLC	20,111	383,551

Tate & Lyle PLC	34,674	334,275

Taylor Wimpey PLC	213,862	368,027

Unite Group PLC	8,479	129,278

United Utilities Group PLC	47,695	706,160

Vistry Group PLC	8,923	110,624

Total United Kingdom		14,517,903
TOTAL COMMON STOCKS (Cost: $131,188,248)		134,733,304

RIGHTS – 0.0%

Austria – 0.0%

CA Immobilien Anlagen AG*† (Cost: $0)	5,953	0

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 7.1%

United States – 7.1%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.25%(c)

(Cost: $9,649,155)	9,649,155	9,649,155

TOTAL INVESTMENTS IN SECURITIES – 106.3% (Cost: $140,837,403)		144,382,459

Other Assets less Liabilities – (6.3)%		(8,529,717)

NET ASSETS – 100.0%		$135,852,742
*	Non-income producing security.

†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $0, which represents 0.0% of net assets.

(a)

Security, or portion thereof, was on loan at March 31, 2022 (See Note 2). At March 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $15,604,390 and the total market value of the collateral held by the Fund was $16,489,692. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $6,840,537.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2022.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Assets:
Investments in Securities
Common Stocks	$134,733,304	$—	$—		$134,733,304
Rights	—	—	0	*	0
Investment of Cash Collateral for Securities Loaned	—	9,649,155	—		9,649,155
Total Investments in Securities	$134,733,304	$9,649,155	$0		$144,382,459
*	Security is being fair valued using significant unobservable inputs by the Pricing Committee.

See Notes to Financial Statements.

WisdomTree Trust	53

Schedule of Investments

WisdomTree International Multifactor Fund (DWMF)

March 31, 2022

Investments	Shares	Value

COMMON STOCKS – 99.0%

Australia – 10.1%

Ampol Ltd.	6,512	$149,835

APA Group(a)	4,257	34,110

Aristocrat Leisure Ltd.	4,754	131,019

Aurizon Holdings Ltd.	29,405	81,481

Australia & New Zealand Banking Group Ltd.	10,269	212,837

BHP Group Ltd.(a)	1,578	61,324

BlueScope Steel Ltd.	2,027	31,752

Brambles Ltd.	10,659	79,323

Coles Group Ltd.	8,118	109,183

Commonwealth Bank of Australia	2,448	194,440

Computershare Ltd.	5,947	110,308

Fortescue Metals Group Ltd.	5,000	77,573

Macquarie Group Ltd.	1,301	198,592

Medibank Pvt Ltd.	101,747	235,333

QBE Insurance Group Ltd.	17,305	149,445

Ramsay Health Care Ltd.	2,724	133,270

Sonic Healthcare Ltd.	5,416	144,302

South32 Ltd.	8,228	31,018

Suncorp Group Ltd.	22,737	189,867

Tabcorp Holdings Ltd.(a)	42,870	171,912

Telstra Corp. Ltd.	54,159	161,056

Transurban Group	5,729	58,295

Wesfarmers Ltd.	4,181	158,273

Westpac Banking Corp.(a)	11,190	203,692

Woodside Petroleum Ltd.	5,394	130,025

Woolworths Group Ltd.	2,705	75,687

Total Australia		3,313,952

Belgium – 0.8%

Elia Group SA/NV	315	48,437

Proximus SADP	1,777	33,316

UCB SA	1,552	187,275

Total Belgium		269,028

China – 0.2%

SITC International Holdings Co. Ltd.	7,000	24,804

Xinyi Glass Holdings Ltd.	13,000	31,540

Total China		56,344

Denmark – 0.6%

AP Moller – Maersk A/S, Class B	66	201,099

France – 10.1%

BioMerieux	3,464	372,857

Carrefour SA	13,752	300,591

Electricite de France SA(a)	21,750	206,524

Engie SA	23,340	309,917

Ipsen SA	3,369	424,707

La Francaise des Jeux SAEM(b)	11,839	473,689

Orange SA	22,200	264,398

Sanofi	3,844	395,668

Thales SA	2,171	275,254

Veolia Environnement SA	8,628	279,263

Total France		3,302,868

Germany – 4.5%

Beiersdorf AG	2,593	274,662

Deutsche Post AG, Registered Shares	4,184	202,740

E.ON SE	20,726	243,107

GEA Group AG	5,496	228,155

LEG Immobilien SE	1,944	223,329

Merck KGaA	1,498	316,432

Total Germany		1,488,425

Hong Kong – 3.2%

CK Asset Holdings Ltd.	13,500	92,570

CK Infrastructure Holdings Ltd.	14,500	97,112

CLP Holdings Ltd.	14,000	136,489

Hong Kong & China Gas Co. Ltd.	90,000	109,061

Hongkong Land Holdings Ltd.	15,000	73,500

Jardine Matheson Holdings Ltd.	1,700	93,500

MTR Corp. Ltd.	21,500	116,266

Power Assets Holdings Ltd.	19,500	127,113

Sino Land Co. Ltd.	76,000	98,598

Swire Properties Ltd.	38,000	94,425

Total Hong Kong		1,038,634

Ireland – 0.2%

Kerry Group PLC, Class A	578	65,019

Israel – 1.8%

Check Point Software Technologies Ltd.*	2,324	321,316

Teva Pharmaceutical Industries Ltd., ADR*	26,954	253,098

Total Israel		574,414

Italy – 0.5%

DiaSorin SpA	525	82,890

Snam SpA(a)	15,718	91,500

Total Italy		174,390

Japan – 23.9%

AGC, Inc.	1,500	60,618

Aisin Corp.	3,100	107,143

Ajinomoto Co., Inc.	3,500	100,206

Canon, Inc.	1,600	39,455

Chubu Electric Power Co., Inc.	9,600	99,895

CyberAgent, Inc.(a)	2,600	32,689

Dai Nippon Printing Co. Ltd.	1,200	28,454

Dai-ichi Life Holdings, Inc.	9,700	199,714

Daito Trust Construction Co. Ltd.	300	32,107

Daiwa House Industry Co. Ltd.	1,100	29,010

Daiwa Securities Group, Inc.	40,200	229,426

Dentsu Group, Inc.	800	33,088

ENEOS Holdings, Inc.	58,400	220,368

Fujitsu Ltd.	700	106,204

Hitachi Metals Ltd.*(a)	6,500	109,302

Idemitsu Kosan Co. Ltd.	7,200	200,206

Inpex Corp.	14,200	168,470

ITOCHU Corp.	3,500	119,497

Itochu Techno-Solutions Corp.	5,500	142,286

Japan Post Holdings Co. Ltd.	31,200	230,938

Japan Post Insurance Co. Ltd.	13,400	235,818

See Notes to Financial Statements.

54	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International Multifactor Fund (DWMF)

March 31, 2022

Investments	Shares	Value

Japan Tobacco, Inc.	6,200	$106,632

Kajima Corp.	2,300	28,254

Kansai Electric Power Co., Inc.	9,300	88,039

Kao Corp.	700	28,980

KDDI Corp.	4,000	131,988

Kirin Holdings Co. Ltd.	4,200	63,290

Lawson, Inc.	1,700	65,479

Marubeni Corp.	2,900	34,071

McDonald’s Holdings Co. Japan Ltd.	4,500	187,971

Medipal Holdings Corp.	2,700	44,824

MEIJI Holdings Co. Ltd.	1,600	87,135

Mitsubishi Chemical Holdings Corp.	9,500	63,954

Mitsubishi Corp.	2,000	75,815

Mitsubishi Electric Corp.	5,300	61,569

Mitsubishi UFJ Financial Group, Inc.	37,900	237,408

Mizuho Financial Group, Inc.	19,000	245,298

MS&AD Insurance Group Holdings, Inc.	7,200	235,976

NGK Insulators Ltd.	2,200	31,774

Nintendo Co. Ltd.	200	101,619

Nippon Sanso Holdings Corp.	2,900	55,694

Nippon Shinyaku Co. Ltd.	1,300	89,219

Nippon Steel Corp.	2,000	35,773

Nippon Telegraph & Telephone Corp.	4,800	140,194

Nippon Yusen KK	1,900	168,437

Nisshin Seifun Group, Inc.	2,300	32,328

Nissin Foods Holdings Co. Ltd.	1,200	84,729

NTT Data Corp.	2,200	43,828

Oji Holdings Corp.	13,600	68,014

Olympus Corp.	2,500	48,177

Ono Pharmaceutical Co. Ltd.	5,200	131,355

Open House Group Co. Ltd.	1,600	71,448

Oracle Corp.	400	28,012

Osaka Gas Co. Ltd.	5,400	93,074

Otsuka Holdings Co. Ltd.	1,500	52,301

Resona Holdings, Inc.	51,500	222,378

Ryohin Keikaku Co. Ltd.	6,800	80,171

SCSK Corp.	6,300	109,053

Secom Co. Ltd.	400	29,225

Seiko Epson Corp.	2,200	33,369

SG Holdings Co. Ltd.	3,600	68,574

SoftBank Corp.	7,700	90,592

Sohgo Security Services Co. Ltd.	1,800	59,320

Sompo Holdings, Inc.	6,000	266,002

Sumitomo Chemical Co. Ltd.	14,400	66,676

Sumitomo Metal Mining Co. Ltd.	700	35,544

Suntory Beverage & Food Ltd.	1,400	53,751

Takeda Pharmaceutical Co. Ltd.(a)	4,200	121,043

TIS, Inc.	6,100	144,591

Tokio Marine Holdings, Inc.	4,600	270,145

Tokyo Gas Co. Ltd.	5,300	97,463

Toshiba Corp.	800	30,649

Tosoh Corp.	4,900	73,233

Toyo Suisan Kaisha Ltd.	2,200	79,209

Trend Micro, Inc.	2,700	159,275

USS Co. Ltd.	8,900	150,979

Yamato Holdings Co. Ltd.(a)	1,800	34,005

Total Japan		7,862,800

Luxembourg – 1.0%

Eurofins Scientific SE	3,190	319,122

Netherlands – 3.9%

Koninklijke Ahold Delhaize NV	10,317	334,217

Koninklijke KPN NV	85,649	299,520

QIAGEN NV*	7,018	347,716

Wolters Kluwer NV	2,847	305,938

Total Netherlands		1,287,391

New Zealand – 0.5%

Fisher & Paykel Healthcare Corp. Ltd.	4,267	72,269

Spark New Zealand Ltd.	32,342	103,029

Total New Zealand		175,298

Norway – 2.6%

Aker BP ASA(a)	7,030	265,796

Equinor ASA	8,289	313,966

Orkla ASA	17,814	159,641

Telenor ASA	7,263	105,282

Total Norway		844,685

Poland – 0.7%

InPost SA*	37,868	242,691

Portugal – 0.5%

Jeronimo Martins SGPS SA	6,978	168,713

Russia – 0.0%

Evraz PLC†	17,300	0

Singapore – 3.0%

City Developments Ltd.	13,000	75,598

Keppel Corp. Ltd.	13,700	64,990

Singapore Exchange Ltd.	49,800	366,872

United Overseas Bank Ltd.	16,500	390,387

UOL Group Ltd.	19,100	99,356

Total Singapore		997,203

Spain – 1.9%

Enagas SA	3,689	82,707

Endesa SA	2,288	50,342

Red Electrica Corp. SA	5,034	104,236

Repsol SA	23,471	311,395

Telefonica SA	16,080	78,517

Total Spain		627,197

Sweden – 2.6%

Essity AB, Class B	7,378	175,912

Getinge AB, Class B	878	35,518

Lundin Energy AB	4,274	183,124

Securitas AB, Class B(a)	6,220	71,047

Swedish Match AB(a)	25,222	191,830

Tele2 AB, Class B(a)	5,242	80,041

See Notes to Financial Statements.

WisdomTree Trust	55

Schedule of Investments (continued)

WisdomTree International Multifactor Fund (DWMF)

March 31, 2022

Investments	Shares	Value

Telefonaktiebolaget LM Ericsson, Class B	11,931	$110,484

Total Sweden		847,956

Switzerland – 10.2%

Barry Callebaut AG, Registered Shares	109	257,028

Geberit AG, Registered Shares	359	223,222

Givaudan SA, Registered Shares	91	378,437

Glencore PLC*	51,306	337,760

Kuehne + Nagel International AG, Registered Shares	911	260,456

Nestle SA, Registered Shares	2,302	300,680

Novartis AG, Registered Shares	4,273	377,268

Roche Holding AG	955	380,288

Sonova Holding AG, Registered Shares	739	311,259

Swiss Prime Site AG, Registered Shares	2,535	251,365

Swisscom AG, Registered Shares	467	281,646

Total Switzerland		3,359,409

United Kingdom – 16.2%

Aviva PLC	100,788	599,948

BAE Systems PLC	28,890	272,885

British American Tobacco PLC	6,253	263,004

Bunzl PLC	6,640	259,479

CK Hutchison Holdings Ltd.	16,000	117,578

DCC PLC	3,163	246,792

Entain PLC*	17,056	369,077

GlaxoSmithKline PLC	17,877	387,714

Imperial Brands PLC	12,372	262,344

J. Sainsbury PLC	69,967	232,793

Kingfisher PLC	113,522	381,743

National Grid PLC	17,049	263,176

Rio Tinto PLC	5,801	481,344

Sage Group PLC	26,958	248,886

Segro PLC	14,556	257,867

Tesco PLC	67,709	246,052

Unilever PLC	5,711	259,795

Vodafone Group PLC	115,873	190,461

Total United Kingdom		5,340,938
TOTAL COMMON STOCKS (Cost: $30,694,823)		32,557,576

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 1.2%

United States – 1.2%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.25%(c)

(Cost: $395,563)	395,563	395,563

TOTAL INVESTMENTS IN SECURITIES – 100.2% (Cost: $31,090,386)		32,953,139

Other Assets less Liabilities – (0.2)%		(66,730)

NET ASSETS – 100.0%		$32,886,409
*	Non-income producing security.

†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $0, which represents 0.0% of net assets.

(a)

Security, or portion thereof, was on loan at March 31, 2022 (See Note 2). At March 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $1,235,414 and the total market value of the collateral held by the Fund was $1,305,984. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $910,421.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2022.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation		Unrealized Depreciation
Bank of America NA	4/6/2022	5,480,953	USD	631,866,240	JPY	$274,887		$—
Barclays Bank PLC	4/1/2022	2,500	CHF	3,614	AUD	3		—
Barclays Bank PLC	4/6/2022	537,641	USD	5,333,392	SEK	—		(34,666)
Goldman Sachs	4/6/2022	16,237	AUD	12,180	USD	13		—
Goldman Sachs	4/6/2022	9,640	CHF	10,359	USD	117		—
Goldman Sachs	4/6/2022	4,008	DKK	592	USD	8		—
Goldman Sachs	4/6/2022	446,321	EUR	489,828	USD	6,798		—
Goldman Sachs	4/6/2022	20,386	EUR	22,399	USD	285		—
Goldman Sachs	4/6/2022	9,720	GBP	12,824	USD	—		(26)
Goldman Sachs	4/6/2022	2,443,912	JPY	20,039	USD	97		—
Goldman Sachs	4/6/2022	16,908	NOK	1,958	USD	—		(24)
Goldman Sachs	4/6/2022	496	NZD	345	USD	0	^	—
Goldman Sachs	4/6/2022	18,530	SEK	1,965	USD	23		—
Goldman Sachs	4/6/2022	2,361	SGD	1,738	USD	6		—
HSBC Holdings PLC	4/6/2022	3,331,288	USD	4,535,545	AUD	—		(74,752)
HSBC Holdings PLC	4/6/2022	161,932	USD	1,101,701	DKK	—		(2,870)
HSBC Holdings PLC	4/6/2022	3,507,469	USD	2,648,703	GBP	20,115		—
HSBC Holdings PLC	4/6/2022	94,402	USD	138,379	NZD	—		(1,846)
HSBC Holdings PLC	4/6/2022	475,212	USD	647,111	SGD	—		(2,937)

See Notes to Financial Statements.

56	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree International Multifactor Fund (DWMF)

March 31, 2022

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Morgan Stanley & Co. International	4/6/2022	6,126,402	USD	5,604,008	EUR	$—	$(109,242)
UBS AG	4/6/2022	2,833,355	USD	2,603,270	CHF	4,306	—
UBS AG	4/6/2022	535,507	USD	4,823,504	NOK	—	(16,116)
						$306,658	$(242,479)
^	Amount represents less than $1.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Assets:
Investments in Securities
Common Stocks
Russia	$—	$—	$0	*	$0
Other	32,557,576	—	—		32,557,576
Investment of Cash Collateral for Securities Loaned	—	395,563	—		395,563
Total Investments in Securities	$32,557,576	$395,563	$0		$32,953,139
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$306,658	$—		$306,658
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(242,479)	$—		$(242,479)
Total – Net	$32,557,576	$459,742	$0		$33,017,318
*	Security is being fair valued using significant unobservable inputs by the Pricing Committee.

[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	57

Schedule of Investments

WisdomTree International Quality Dividend Growth Fund (IQDG)

March 31, 2022

Investments	Shares	Value

COMMON STOCKS – 99.2%

Australia – 10.4%

ARB Corp. Ltd.	5,163	$161,057

Aristocrat Leisure Ltd.	15,173	418,166

Beach Energy Ltd.(a)	72,627	84,809

BHP Group Ltd.	558,919	21,720,515

Breville Group Ltd.(a)	7,141	147,148

carsales.com Ltd.	37,651	591,492

Cochlear Ltd.	5,550	939,124

Codan Ltd.	2,926	16,084

Coles Group Ltd.	312,778	4,206,711

CSL Ltd.	31,901	6,423,814

Domino’s Pizza Enterprises Ltd.	7,679	506,591

Eagers Automotive Ltd.	45,114	483,783

Evolution Mining Ltd.	383,193	1,266,138

Netwealth Group Ltd.	21,909	246,459

OZ Minerals Ltd.	27,805	556,874

REA Group Ltd.	6,836	695,434

Technology One Ltd.	27,401	236,221

WiseTech Global Ltd.	2,404	92,214

Total Australia		38,792,634

Belgium – 0.1%

Melexis NV	5,649	527,970

China – 1.2%

Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	186,000	257,931

BYD Electronic International Co. Ltd.(a)	179,000	361,136

China Nonferrous Mining Corp. Ltd.	657,000	330,538

Lenovo Group Ltd.(a)	3,090,000	3,361,698

Total China		4,311,303

Denmark – 7.7%

Alten SA	2,296	351,264

AP Moller – Maersk A/S, Class B	1,010	3,077,430

Coloplast A/S, Class B	24,316	3,726,318

DSV A/S	1,924	374,275

GN Store Nord A/S	4,816	239,671

Netcompany Group A/S(b)	768	51,305

Novo Nordisk A/S, Class B	169,023	18,934,136

Royal Unibrew A/S	5,757	544,583

SimCorp A/S	3,806	282,944

Vestas Wind Systems A/S	41,876	1,251,203

Total Denmark		28,833,129

Finland – 2.4%

Kesko Oyj, Class A	19,661	511,894

Kesko Oyj, Class B	50,807	1,413,826

Neste Oyj	83,374	3,847,938

Nokian Renkaat Oyj	32,401	532,653

Orion Oyj, Class B	33,704	1,543,157

Tokmanni Group Corp.	17,748	297,197

Uponor Oyj	5,682	116,010

Valmet Oyj(a)	19,120	600,136

Total Finland		8,862,811

France – 10.1%

Arkema SA	12,337	1,492,786

BioMerieux	5,725	616,226

Bureau Veritas SA	45,991	1,327,399

Cie Generale des Etablissements Michelin SCA	20,323	2,780,194

Hermes International	2,493	3,582,411

Kering SA	9,406	6,025,039

La Francaise des Jeux SAEM(b)	24,915	996,872

LVMH Moet Hennessy Louis Vuitton SE	24,922	18,007,518

Sartorius Stedim Biotech	52	21,552

SEB SA	7,502	1,056,743

Teleperformance	2,830	1,090,429

Trigano SA	1,568	230,292

Verallia SA(b)	23,370	560,097

Total France		37,787,558

Germany – 6.6%

adidas AG	13,009	3,067,140

Covestro AG(b)	31,067	1,584,538

Dermapharm Holding SE	5,865	376,533

Deutsche Post AG, Registered Shares	192,525	9,328,976

Eckert & Ziegler Strahlen – und Medizintechnik AG	1,481	95,904

Fielmann AG	13,337	733,067

Hamburger Hafen und Logistik AG	16,267	292,307

Hapag-Lloyd AG(b)	20,552	7,239,752

Instone Real Estate Group SE(b)	8,571	161,549

Knorr-Bremse AG	10,649	825,137

Nemetschek SE	3,232	315,736

Varta AG(a)	4,805	480,631

VERBIO Vereinigte BioEnergie AG	2,034	158,645

Total Germany		24,659,915

Hong Kong – 0.6%

Techtronic Industries Co. Ltd.	103,500	1,677,114

Vitasoy International Holdings Ltd.	370,000	702,071

Total Hong Kong		2,379,185

Ireland – 0.1%

Kingspan Group PLC	5,058	501,098

Israel – 0.7%

Altshuler Shaham Provident Funds & Pension Ltd.	43,975	206,698

AudioCodes Ltd.	3,906	98,775

Delek Automotive Systems Ltd.	66,731	1,030,266

Hilan Ltd.	3,038	188,397

Matrix IT Ltd.	13,806	361,238

One Software Technologies Ltd.	11,890	206,969

Strauss Group Ltd.	19,473	581,642

Total Israel		2,673,985

Italy – 1.5%

Amplifon SpA(a)	7,646	344,887

Carel Industries SpA(b)	4,398	113,772

De’ Longhi SpA	16,048	441,753

DiaSorin SpA	1,952	308,192

Ferrari NV	6,101	1,348,831

Gruppo MutuiOnline SpA	4,234	152,635

See Notes to Financial Statements.

58	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International Quality Dividend Growth Fund (IQDG)

March 31, 2022

Investments	Shares	Value

GVS SpA(b)	2,801	$25,680

Interpump Group SpA	3,202	162,816

Moncler SpA	11,804	666,405

RAI Way SpA(b)	122,169	770,731

Recordati Industria Chimica e Farmaceutica SpA	20,157	1,023,600

Reply SpA	775	129,345

Technogym SpA(b)	30,808	246,463

Total Italy		5,735,110

Japan – 12.3%

Anritsu Corp.(a)	35,800	458,063

Asahi Holdings, Inc.	15,500	289,248

Astellas Pharma, Inc.	320,900	5,052,440

BayCurrent Consulting, Inc.	300	110,731

Benefit One, Inc.	3,600	76,820

BML, Inc.	12,700	323,320

Capcom Co. Ltd.	23,600	577,094

Cosmos Pharmaceutical Corp.	1,100	134,402

Cybozu, Inc.(a)	1,400	16,091

Daiwabo Holdings Co. Ltd.	26,700	362,746

Digital Arts, Inc.	1,200	73,359

Disco Corp.	5,200	1,473,780

eGuarantee, Inc.	8,100	136,874

Elecom Co. Ltd.	35,900	435,385

en Japan, Inc.	3,000	72,964

Fast Retailing Co. Ltd.	3,900	2,023,984

Fujimi, Inc.	3,100	171,633

Funai Soken Holdings, Inc.	15,300	278,457

Future Corp.	15,700	225,588

Goldwin, Inc.	3,400	173,957

Haseko Corp.	107,700	1,248,477

Hoya Corp.	14,700	1,699,205

IR Japan Holdings Ltd.(a)	900	32,292

Japan Elevator Service Holdings Co. Ltd.(a)	3,000	39,522

Japan Material Co. Ltd.	4,500	64,511

JCR Pharmaceuticals Co. Ltd.	8,000	148,762

JCU Corp.	2,100	71,802

JINS Holdings, Inc.	1,700	80,816

Justsystems Corp.	3,500	166,962

Kakaku.com, Inc.(a)	15,300	347,535

Keyence Corp.	4,300	2,028,218

KH Neochem Co. Ltd.	12,500	284,346

Kobe Bussan Co. Ltd.(a)	5,500	171,061

Koei Tecmo Holdings Co. Ltd.(a)	20,500	678,126

Lasertec Corp.	1,700	291,118

M3, Inc.(a)	7,600	279,830

MCJ Co. Ltd.	34,700	266,164

Meitec Corp.	7,300	399,959

Milbon Co. Ltd.	2,300	103,843

MonotaRO Co. Ltd.	18,200	394,964

Nihon M&A Center Holdings, Inc.	7,300	103,869

Nippon Shinyaku Co. Ltd.	6,100	418,645

Nissan Chemical Corp.	14,000	833,944

Nojima Corp.	14,900	284,435

Nomura Research Institute Ltd.	33,200	1,099,600

NSD Co. Ltd.	14,800	267,284

Olympus Corp.	44,000	847,918

Otsuka Corp.	33,900	1,213,557

Outsourcing, Inc.	3,873	40,557

Pasona Group, Inc.	2,200	44,680

Pilot Corp.	14,400	624,049

Recruit Holdings Co. Ltd.	40,100	1,788,683

Shionogi & Co. Ltd.	36,400	2,258,225

Shoei Co. Ltd.	1,500	56,663

Solasto Corp.	16,200	131,869

Sysmex Corp.	6,300	463,151

Taiyo Yuden Co. Ltd.(a)	7,900	361,236

TechnoPro Holdings, Inc.	14,500	397,817

Toei Animation Co. Ltd.(a)	800	67,032

Tokyo Electron Ltd.	20,800	10,839,135

Trend Micro, Inc.	26,500	1,563,254

UT Group Co. Ltd.	2,700	69,071

ValueCommerce Co. Ltd.	1,600	49,236

Wacom Co. Ltd.(a)	41,200	320,096

West Holdings Corp.(a)	2,000	79,753

ZOZO, Inc.	19,400	525,059

Total Japan		46,013,267

Netherlands – 3.9%

ASM International NV	3,304	1,220,865

ASML Holding NV	12,078	8,197,540

BE Semiconductor Industries NV	13,545	1,173,416

IMCD NV	224	38,693

Randstad NV(a)	49,944	3,036,356

Signify NV(b)	19,498	920,496

Total Netherlands		14,587,366

Norway – 1.0%

AF Gruppen ASA	29,232	668,619

Aker BP ASA(a)	74,139	2,803,105

Tomra Systems ASA	4,099	211,560

Total Norway		3,683,284

Portugal – 0.5%

Altri SGPS SA	76,202	513,804

Jeronimo Martins SGPS SA	60,543	1,463,802

Total Portugal		1,977,606

Singapore – 0.7%

iFAST Corp. Ltd.(a)	13,500	60,450

Japfa Ltd.(a)	476,900	244,907

Sheng Siong Group Ltd.	857,100	962,642

Singapore Exchange Ltd.	160,700	1,183,862

Total Singapore		2,451,861

Spain – 2.8%

Cie Automotive SA	21,604	496,619

Faes Farma SA	23,692	96,955

Industria de Diseno Textil SA	434,090	9,553,549

Laboratorios Farmaceuticos Rovi SA	3,172	237,171

Total Spain		10,384,294

See Notes to Financial Statements.

WisdomTree Trust	59

Schedule of Investments (continued)

WisdomTree International Quality Dividend Growth Fund (IQDG)

March 31, 2022

Investments	Shares	Value

Sweden – 6.0%

AddLife AB, Class B	1,078	$30,445

AddTech AB, Class B	2,806	54,799

Assa Abloy AB, Class B	104,399	2,855,474

Atlas Copco AB, Class A	58,455	3,084,139

Atlas Copco AB, Class B	45,920	2,116,299

Beijer Alma AB	5,643	132,001

Beijer Ref AB	20,421	375,578

Bilia AB, Class A	26,132	377,144

Epiroc AB, Class A	58,677	1,273,096

Epiroc AB, Class B	27,460	502,533

EQT AB	35,273	1,408,361

Evolution AB(b)	7,338	762,272

Hexpol AB	52,427	519,578

Husqvarna AB, Class B(a)	66,309	701,981

Indutrade AB	16,421	419,890

Instalco AB	8,256	62,757

JM AB	15,656	503,981

Lifco AB, Class B	14,054	363,286

Mycronic AB	13,986	264,130

Nibe Industrier AB, Class B	26,368	297,225

Nolato AB, Class B	14,828	111,376

Nordnet AB publ	15,885	289,767

Paradox Interactive AB(a)	10,641	205,184

Samhallsbyggnadsbolaget i Norden AB(a)	137,860	624,996

Sandvik AB	155,600	3,355,967

SKF AB, Class B(a)	84,407	1,394,345

Thule Group AB(a)(b)	9,236	371,644

Total Sweden		22,458,248

Switzerland – 11.3%

Coca-Cola HBC AG*	49,960	1,052,149

EMS-Chemie Holding AG, Registered Shares	3,030	2,968,264

Kuehne + Nagel International AG, Registered Shares	10,231	2,925,049

Logitech International SA, Registered Shares	8,131	611,427

Partners Group Holding AG	3,233	4,052,448

Roche Holding AG	46,603	18,557,641

Roche Holding AG, Bearer Shares	11,177	4,918,973

Schindler Holding AG, Participation Certificate	1,942	419,949

Schindler Holding AG, Registered Shares	9,033	1,942,549

SFS Group AG	3,433	480,489

Sonova Holding AG, Registered Shares	3,661	1,541,976

STMicroelectronics NV	21,887	964,606

Straumann Holding AG, Registered Shares	264	426,445

Temenos AG, Registered Shares	5,007	484,241

VAT Group AG(b)	1,860	716,310

Total Switzerland		42,062,516

United Kingdom – 19.3%

AJ Bell PLC	76,994	308,178

Anglo American PLC	401,142	20,981,307

Antofagasta PLC	175,719	3,870,661

Ashtead Group PLC	19,034	1,211,204

Auto Trader Group PLC(b)	35,714	297,561

Bellway PLC	13,807	442,113

Burberry Group PLC	34,026	749,958

Computacenter PLC	13,333	516,465

Cranswick PLC	3,453	160,215

Croda International PLC	7,155	742,346

Diageo PLC	209,707	10,667,542

Dunelm Group PLC	25,018	359,375

Electrocomponents PLC	22,113	315,608

EMIS Group PLC	6,859	120,472

Ferrexpo PLC	301,073	739,301

Fevertree Drinks PLC	4,134	97,485

Fresnillo PLC	100,011	966,528

Games Workshop Group PLC	851	81,402

Hikma Pharmaceuticals PLC	21,866	593,359

Howden Joinery Group PLC	31,561	319,058

IMI PLC	30,415	545,826

Intertek Group PLC	6,651	457,468

James Halstead PLC(a)	50,627	153,980

Kainos Group PLC	3,915	68,196

Polar Capital Holdings PLC	38,792	317,179

RELX PLC	170,929	5,363,031

Rightmove PLC	32,049	267,025

Rio Tinto PLC	230,071	18,420,753

Softcat PLC	12,523	280,963

Spirax-Sarco Engineering PLC	2,636	435,051

Synthomer PLC	32,992	132,749

Taylor Wimpey PLC	779,035	1,340,612

Victrex PLC	9,620	231,791

Vivo Energy PLC(b)	213,883	384,678

Total United Kingdom		71,939,440
TOTAL COMMON STOCKS (Cost: $363,727,321)		370,622,580

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 2.1%

United States – 2.1%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.25%(c)
(Cost: $7,811,502)	7,811,502	7,811,502

TOTAL INVESTMENTS IN SECURITIES – 101.3% (Cost: $371,538,823)		378,434,082

Other Assets less Liabilities – (1.3)%		(4,694,372)

NET ASSETS – 100.0%		$373,739,710
*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2022 (See Note 2). At March 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $15,950,630 and the total market value of the collateral held by the Fund was $16,874,059. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $9,062,557.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2022.

See Notes to Financial Statements.

60	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree International Quality Dividend Growth Fund (IQDG)

March 31, 2022

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$370,622,580	$—	$—	$370,622,580
Investment of Cash Collateral for Securities Loaned	—	7,811,502	—	7,811,502
Total Investments in Securities	$370,622,580	$7,811,502	$—	$378,434,082

See Notes to Financial Statements.

WisdomTree Trust	61

Schedule of Investments

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2022

Investments	Shares	Value

COMMON STOCKS – 98.3%

Australia – 13.3%

Accent Group Ltd.	1,106,089	$1,412,049

Adairs Ltd.(a)	670,903	1,511,443

Adbri Ltd.	1,256,230	2,858,398

ARB Corp. Ltd.	84,759	2,644,011

AUB Group Ltd.	131,768	2,258,065

Austal Ltd.	629,048	892,805

Australian Finance Group Ltd.	887,297	1,432,578

Autosports Group Ltd.(a)	419,371	626,704

Bapcor Ltd.	415,611	1,997,459

Beach Energy Ltd.	1,376,552	1,607,437

Beacon Lighting Group Ltd.(a)	678,830	1,422,251

Bega Cheese Ltd.	281,071	1,015,248

Bell Financial Group Ltd.	1,244,331	1,210,087

Breville Group Ltd.(a)	69,138	1,424,662

Brickworks Ltd.	160,166	2,929,938

Cardno Ltd.(a)	84,316	106,056

Centuria Capital Group	1,679,306	3,631,894

Codan Ltd.	174,750	960,592

Collins Foods Ltd.	136,956	1,088,122

Costa Group Holdings Ltd.	648,356	1,548,287

Credit Corp. Group Ltd.(a)	67,750	1,539,025

Cromwell Property Group	8,002,592	4,987,922

CSR Ltd.	1,177,555	5,438,351

Dicker Data Ltd.(a)	193,035	2,114,960

Eagers Automotive Ltd.(a)	334,370	3,585,638

Elders Ltd.	301,935	3,013,348

Fleetwood Ltd.(a)	272,724	366,596

Genworth Mortgage Insurance Australia Ltd.	254,939	551,366

GrainCorp Ltd., Class A	265,763	1,696,385

Growthpoint Properties Australia Ltd.	2,208,193	7,279,682

GUD Holdings Ltd.	193,360	1,684,362

GWA Group Ltd.	654,359	1,223,563

Healius Ltd.	826,362	2,730,448

Home Consortium Ltd.(a)	267,947	1,388,382

HT&E Ltd.(a)	464,757	668,353

Iluka Resources Ltd.	343,641	2,913,465

Ingenia Communities Group	423,401	1,608,842

Inghams Group Ltd.(a)	1,080,488	2,482,860

Insignia Financial Ltd.	1,082,970	3,009,047

Integral Diagnostics Ltd.(a)	335,526	990,215

InvoCare Ltd.	153,657	1,383,510

IPH Ltd.	350,504	2,097,791

IRESS Ltd.	326,217	2,924,973

Kelsian Group Ltd.	232,496	1,230,879

Lovisa Holdings Ltd.	91,000	1,279,258

MA Financial Group Ltd.(a)	233,091	1,409,069

Macmahon Holdings Ltd.	3,116,081	456,304

McMillan Shakespeare Ltd.	235,340	2,120,742

Metcash Ltd.	2,226,910	7,592,231

Monadelphous Group Ltd.	189,194	1,555,723

Monash IVF Group Ltd.	1,341,251	1,198,582

MyState Ltd.	354,921	1,329,974

Navigator Global Investments Ltd.	528,894	647,392

Netwealth Group Ltd.	121,565	1,367,512

New Hope Corp. Ltd.(a)	1,928,103	4,922,889

NIB Holdings Ltd.	1,049,578	5,012,827

Nick Scali Ltd.(a)	165,653	1,411,907

Nickel Mines Ltd.	4,096,749	3,891,713

NRW Holdings Ltd.	1,038,716	1,677,051

Omni Bridgeway Ltd.*	283,404	808,724

Orora Ltd.	2,328,428	6,312,202

Pact Group Holdings Ltd.	608,863	1,065,336

Pendal Group Ltd.	1,345,050	4,696,802

Perpetual Ltd.	115,824	3,022,486

Pinnacle Investment Management Group Ltd.	232,351	1,849,530

Platinum Asset Management Ltd.	1,898,472	3,150,702

Reliance Worldwide Corp. Ltd.	1,258,476	4,025,923

Resimac Group Ltd.(a)	940,369	1,235,797

Sandfire Resources Ltd.	861,116	3,673,000

Sims Ltd.	361,032	5,845,280

SmartGroup Corp. Ltd.	382,969	2,458,899

SRG Global Ltd.	1,306,123	632,637

Super Retail Group Ltd.	617,648	4,786,649

Tassal Group Ltd.	444,761	1,199,035

Technology One Ltd.	272,584	2,349,920

United Malt Group Ltd.	212,760	603,938

Virtus Health Ltd.(a)	311,512	1,883,135

Viva Energy Group Ltd.(b)	1,275,432	2,250,796

Total Australia		177,212,014

Austria – 1.2%

AT&S Austria Technologie & Systemtechnik AG	29,610	1,660,457

Oesterreichische Post AG(a)	190,428	6,822,528

POLYTEC Holding AG(a)	62,763	465,788

S IMMO AG	84,578	2,084,442

S&T AG(a)	54,101	1,021,518

Semperit AG Holding	71,530	1,810,624

UNIQA Insurance Group AG	306,638	2,453,090

Total Austria		16,318,447

Belgium – 1.3%

Befimmo SA	71,424	3,766,875

Bekaert SA	107,856	4,257,813

Deceuninck NV(a)	148,352	450,624

Econocom Group SA/NV	507,934	2,277,566

Intervest Offices & Warehouses NV	86,784	2,640,923

Ion Beam Applications	21,221	411,786

TINC Comm VA(a)	71,676	1,079,819

Xior Student Housing NV	43,047	2,423,551

Total Belgium		17,308,957

China – 3.7%

Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	1,407,000	1,951,122

China Nonferrous Mining Corp. Ltd.(a)	8,244,000	4,147,580

China South City Holdings Ltd.	18,162,200	1,600,214

See Notes to Financial Statements.

62	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2022

Investments	Shares	Value

China Traditional Chinese Medicine Holdings Co. Ltd.	4,312,000	$2,257,476

CITIC Telecom International Holdings Ltd.	11,763,822	4,326,150

CPMC Holdings Ltd.	3,071,009	1,627,383

Genertec Universal Medical Group Co. Ltd.(b)	4,468,200	2,944,035

Poly Property Group Co. Ltd.(a)	9,061,600	2,291,030

Shanghai Industrial Holdings Ltd.	3,304,000	4,961,442

Shoucheng Holdings Ltd.(a)	13,488,000	1,997,865

Shougang Fushan Resources Group Ltd.	17,073,612	6,714,856

Simcere Pharmaceutical Group Ltd.(a)(b)	2,636,000	3,561,162

Sino-Ocean Group Holding Ltd.	27,512,000	5,866,772

Yanlord Land Group Ltd.	4,237,400	3,882,496

Zensun Enterprises Ltd.	2,024,000	956,253

Total China		49,085,836

Denmark – 1.8%

Alm Brand A/S	2,850,174	4,928,390

Cementir Holding NV	170,702	1,302,931

Chemometec A/S	9,007	1,112,175

D/S Norden A/S	104,168	3,683,474

FLSmidth & Co. A/S	27,309	725,070

Per Aarsleff Holding A/S	17,153	669,663

Scandinavian Tobacco Group A/S, Class A(b)	281,538	6,055,803

Spar Nord Bank A/S	157,898	2,099,686

Sydbank A/S	78,989	2,726,957

Total Denmark		23,304,149

Finland – 2.0%

Aktia Bank Oyj	211,510	2,565,170

Anora Group Oyj	238,012	2,330,452

Cargotec Oyj, Class B	62,788	2,413,002

Fiskars Oyj Abp	92,299	2,207,975

Kemira Oyj(a)	268,132	3,541,262

Lassila & Tikanoja Oyj(a)	75,710	911,463

Oma Saastopankki Oyj	45,428	912,346

Raisio Oyj, Class V	298,665	887,267

Sanoma Oyj	152,084	2,169,353

Terveystalo Oyj(b)	144,348	1,805,243

Tokmanni Group Corp.	162,985	2,729,247

Uponor Oyj	126,646	2,585,748

Verkkokauppa.com Oyj(a)	127,406	679,731

YIT Oyj(a)	248,048	946,648

Total Finland		26,684,907

France – 3.3%

ABC Arbitrage	112,319	928,540

Albioma SA	44,151	2,166,396

Chargeurs SA	68,095	1,542,594

Coface SA	284,093	3,454,931

Fnac Darty SA	23,526	1,218,764

Groupe SFPI	151,096	500,989

IPSOS	76,290	3,836,761

Kaufman & Broad SA	48,757	1,630,197

Metropole Television SA	413,038	8,217,055

Nexity SA	189,790	6,736,320

Quadient SA	40,151	761,245

Societe BIC SA	103,883	5,284,567

Television Francaise 1(a)	493,979	4,842,204

Vicat SA	74,618	2,552,980

Total France		43,673,543

Germany – 2.5%

7C Solarparken AG	40,781	201,465

Aareal Bank AG	44,243	1,402,969

AURELIUS Equity Opportunities SE & Co. KGaA	58,679	1,643,982

Bilfinger SE	119,451	4,593,273

CANCOM SE	28,595	1,797,617

CropEnergies AG	127,402	1,692,541

Deutsche Pfandbriefbank AG(b)	165,749	2,038,771

DIC Asset AG	174,073	2,806,458

Encavis AG	124,143	2,625,808

Hamborner REIT AG	232,216	2,474,718

Hamburger Hafen und Logistik AG	84,488	1,518,190

Hornbach Holding AG & Co. KGaA	14,182	1,800,453

Instone Real Estate Group SE(b)	52,495	989,441

MLP SE	177,807	1,434,318

Mutares SE & Co. KGaA	66,157	1,645,175

NORMA Group SE	33,182	962,134

PATRIZIA AG	65,845	1,249,858

Wacker Neuson SE	76,701	1,734,137

Wuestenrot & Wuerttembergische AG	30,711	623,955

Total Germany		33,235,263

Hong Kong – 2.0%

Dah Sing Banking Group Ltd.	2,783,200	2,473,513

Dah Sing Financial Holdings Ltd.	589,829	1,920,556

Fortune Real Estate Investment Trust	5,561,000	5,006,136

Hutchison Port Holdings Trust	30,786,500	7,542,693

Kowloon Development Co. Ltd.	2,092,000	2,804,862

Nissin Foods Co. Ltd.	2,044,000	1,432,893

Singamas Container Holdings Ltd.	12,502,000	1,835,853

Sun Hung Kai & Co. Ltd.	2,091,000	1,065,338

Vitasoy International Holdings Ltd.(a)	1,066,000	2,022,724

Total Hong Kong		26,104,568

Indonesia – 0.2%

Bumitama Agri Ltd.(a)	1,870,300	1,050,303

First Resources Ltd.	1,379,400	2,089,460

Total Indonesia		3,139,763

Ireland – 0.3%

Hibernia REIT PLC	1,316,447	2,367,028

Kenmare Resources PLC	185,027	1,125,506

Origin Enterprises PLC	43,933	195,528

Total Ireland		3,688,062

Israel – 4.6%

Altshuler Shaham Provident Funds & Pension Ltd.	217,907	1,024,240

Ashtrom Group Ltd.	182,190	5,396,179

Carasso Motors Ltd.	220,799	1,591,344

Delek Automotive Systems Ltd.	275,574	4,254,612

See Notes to Financial Statements.

WisdomTree Trust	63

Schedule of Investments (continued)

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2022

Investments	Shares	Value

Elco Ltd.	20,592	$1,761,572

Electra Real Estate Ltd.	39,903	761,236

Energix-Renewable Energies Ltd.	516,116	1,981,174

FIBI Holdings Ltd.	44,056	2,134,292

Gav-Yam Lands Corp. Ltd.	333,426	3,933,722

Gazit-Globe Ltd.	296,761	2,705,140

Harel Insurance Investments & Financial Services Ltd.	303,186	3,714,711

IDI Insurance Co. Ltd.	58,293	1,981,916

Magic Software Enterprises Ltd.	65,002	1,143,709

Matrix IT Ltd.	87,498	2,289,411

Max Stock Ltd.	305,463	813,611

Maytronics Ltd.	84,131	1,649,808

Mega Or Holdings Ltd.	44,184	1,734,823

Meitav Dash Investments Ltd.	206,309	1,118,416

Menora Mivtachim Holdings Ltd.*	70,520	1,745,736

Mivne Real Estate KD Ltd.	760,212	2,977,720

Nawi Brothers Ltd.	139,500	1,343,309

One Software Technologies Ltd.	87,583	1,524,555

Palram Industries 1990 Ltd.	77,389	1,100,967

Phoenix Holdings Ltd.	428,197	5,642,204

Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	29,861	2,386,073

Shapir Engineering and Industry Ltd.	245,622	2,443,713

Shufersal Ltd.	239,943	2,177,438

Total Israel		61,331,631

Italy – 3.7%

Alerion Cleanpower SpA(a)	36,660	1,231,851

Anima Holding SpA(b)	1,055,595	4,794,342

Ascopiave SpA(a)	144,303	553,125

Banca IFIS SpA	87,402	1,815,617

Banca Popolare di Sondrio SPA(a)	501,730	2,075,574

BFF Bank SpA(b)	936,329	7,016,568

Cairo Communication SpA	206,877	516,758

Credito Emiliano SpA	447,538	2,977,761

doValue SpA*(a)(b)	121,322	1,036,715

Esprinet SpA(a)	110,068	1,178,134

Falck Renewables SpA	139,550	1,369,484

Gruppo MutuiOnline SpA	31,187	1,124,287

GVS SpA(b)	106,892	980,011

La Doria SpA	71,383	1,307,324

Maire Tecnimont SpA(a)	548,490	1,912,610

MARR SpA	61,919	1,034,102

Piaggio & C. SpA	795,161	2,270,233

RAI Way SpA(b)	507,927	3,204,373

Salcef SpA	92,085	2,059,414

Sanlorenzo SpA(a)	30,862	1,261,944

Sesa SpA	8,365	1,386,791

SOL SpA	75,194	1,380,466

Technogym SpA(a)(b)	205,449	1,643,583

Unieuro SpA(a)(b)	103,503	2,032,621

Webuild SpA(a)	1,173,273	2,103,068

Zignago Vetro SpA	91,458	1,208,918

Total Italy		49,475,674

Japan – 25.4%

&Do Holdings Co. Ltd.	50,200	397,464

A&D Co. Ltd.(a)	58,200	464,161

Achilles Corp.(a)	18,800	196,093

ADEKA Corp.	96,301	2,145,400

Advance Create Co. Ltd.	63,400	496,753

Aeon Delight Co. Ltd.	62,100	1,557,936

Aeon Fantasy Co. Ltd.(a)	47,600	754,541

AEON Financial Service Co. Ltd.	136,500	1,368,655

Aica Kogyo Co. Ltd.	63,700	1,568,686

Airport Facilities Co. Ltd.(a)	176,000	785,928

Aisan Industry Co. Ltd.(a)	96,800	582,196

AIT Corp.(a)	83,900	1,054,150

Akatsuki, Inc.	24,700	591,375

Alinco, Inc.(a)	60,800	434,304

Alleanza Holdings Co. Ltd.(a)	55,600	446,174

Alps Logistics Co. Ltd.(a)	57,000	504,371

Amano Corp.	69,600	1,259,825

Amuse, Inc.(a)	42,500	684,902

Anest Iwata Corp.	99,800	682,463

Anritsu Corp.(a)	93,800	1,200,176

Aomori Bank Ltd.(a)	36,200	562,200

Aozora Bank Ltd.(a)	139,500	2,975,617

Arakawa Chemical Industries Ltd.(a)	23,700	208,540

ARTERIA Networks Corp.	102,400	1,106,890

Asahi Co. Ltd.	61,100	668,010

Asahi Holdings, Inc.(a)	95,000	1,772,812

Asahi Net, Inc.	133,200	645,286

Asahi Yukizai Corp.(a)	38,900	643,232

Asante, Inc.(a)	58,700	705,609

Asia Pile Holdings Corp.	19,400	68,250

Autobacs Seven Co. Ltd.	126,203	1,398,501

Avantia Co. Ltd.(a)	19,100	132,972

Avex, Inc.(a)	135,100	1,484,848

Bando Chemical Industries Ltd.(a)	94,900	690,395

Bank of Iwate Ltd.	31,500	479,605

Bank of the Ryukyus Ltd.	53,600	351,960

Baroque Japan Ltd.(a)	93,500	602,406

Benesse Holdings, Inc.	69,900	1,294,050

BML, Inc.	45,100	1,148,169

Broadleaf Co. Ltd.	182,200	553,918

Bunka Shutter Co. Ltd.	129,800	1,052,302

Cawachi Ltd.	36,300	672,017

Central Security Patrols Co. Ltd.(a)	33,700	695,518

Chilled & Frozen Logistics Holdings Co. Ltd.(a)	39,500	391,827

Chiyoda Co. Ltd.	75,600	458,427

Chori Co. Ltd.	30,600	443,464

Chugoku Bank Ltd.	152,300	1,097,940

Chukyo Bank Ltd.	71,800	945,897

Cleanup Corp.	86,900	379,460

CONEXIO Corp.(a)	82,900	959,625

Cosel Co. Ltd.	68,200	452,325

Cosmo Energy Holdings Co. Ltd.	98,400	2,132,169

Credit Saison Co. Ltd.	146,100	1,568,431

See Notes to Financial Statements.

64	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2022

Investments	Shares	Value

Cresco Ltd.(a)	53,300	$863,339

CTI Engineering Co. Ltd.	30,000	562,801

CTS Co. Ltd.(a)	126,600	877,204

Cybernet Systems Co. Ltd.(a)	112,400	687,133

Dai Nippon Toryo Co. Ltd.(a)	13,400	86,555

Daicel Corp.(a)	277,600	1,868,582

Daido Metal Co. Ltd.	83,300	391,879

Daido Steel Co. Ltd.	25,991	790,169

Daiichikosho Co. Ltd.	49,300	1,413,504

Daiken Medical Co. Ltd.(a)	162,800	684,062

Daikoku Denki Co. Ltd.	35,800	357,779

Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	24,000	407,333

Daishi Hokuetsu Financial Group, Inc.	55,440	1,144,199

Daiwabo Holdings Co. Ltd.	107,500	1,460,494

DCM Holdings Co. Ltd.	113,700	987,352

Denyo Co. Ltd.(a)	33,100	446,151

Dexerials Corp.	82,900	2,284,659

DIC Corp.	76,200	1,573,911

DKS Co. Ltd.	15,300	347,787

Dowa Holdings Co. Ltd.	37,400	1,728,643

Ebara Jitsugyo Co. Ltd.	23,500	475,712

EDION Corp.(a)	110,500	1,033,306

Ehime Bank Ltd.(a)	39,700	305,498

Electric Power Development Co. Ltd.	174,500	2,513,088

Elematec Corp.	56,300	484,261

Eslead Corp.(a)	19,100	263,584

ESPEC Corp.	47,800	775,039

EXEO Group, Inc.	101,000	1,881,450

Ezaki Glico Co. Ltd.	43,000	1,317,899

FALCO HOLDINGS Co. Ltd.(a)	52,100	861,501

Feed One Co. Ltd.(a)	59,900	330,653

First Bank of Toyama Ltd.(a)	93,900	244,469

First Juken Co. Ltd.(a)	42,100	429,064

FJ Next Holdings Co. Ltd.(a)	40,300	328,377

France Bed Holdings Co. Ltd.	132,300	942,859

Fudo Tetra Corp.(a)	46,200	579,332

Fuji Co. Ltd.(a)	49,000	932,564

Fuji Corp. Ltd.(a)	68,900	350,248

Fuji Oil Holdings, Inc.	63,700	1,039,143

Fuji Pharma Co. Ltd.	58,100	470,544

Fujibo Holdings, Inc.	16,700	476,062

Fujimi, Inc.	27,441	1,519,287

Fujitec Co. Ltd.(a)	75,200	1,951,637

FuKoKu Co. Ltd.(a)	54,100	412,742

Fukui Bank Ltd.(a)	46,300	537,862

Furukawa Battery Co. Ltd.(a)	27,800	294,090

Furuno Electric Co. Ltd.(a)	75,700	632,419

Furyu Corp.(a)	43,700	398,206

Futaba Industrial Co. Ltd.(a)	77,300	231,820

Fuyo General Lease Co. Ltd.	27,800	1,601,005

G-Tekt Corp.(a)	36,600	385,073

Gecoss Corp.(a)	13,200	87,329

Glory Ltd.(a)	59,477	1,015,335

GMO Financial Holdings, Inc.(a)	175,800	1,192,036

GMO Internet, Inc.	59,200	1,366,660

GS Yuasa Corp.(a)	74,900	1,444,621

Gunma Bank Ltd.(a)	436,200	1,272,213

H-One Co. Ltd.	40,800	204,378

H.U. Group Holdings, Inc.	96,900	2,319,213

Hachijuni Bank Ltd.(a)	462,300	1,550,205

Hagiwara Electric Holdings Co. Ltd.(a)	21,100	351,160

Hakudo Co. Ltd.(a)	30,600	650,951

Hakuto Co. Ltd.(a)	52,600	1,062,618

Halows Co. Ltd.	28,400	708,976

Happinet Corp.	54,300	675,535

Hazama Ando Corp.	196,900	1,466,510

Heiwa Corp.(a)	92,619	1,390,334

Hinokiya Group Co. Ltd.(a)	32,300	626,440

Hochiki Corp.	72,100	733,029

Hokkaido Electric Power Co., Inc.	243,600	971,389

Hokkaido Gas Co. Ltd.	12,900	156,447

Hokuetsu Industries Co. Ltd.	65,700	473,094

Hokuhoku Financial Group, Inc.	129,000	949,100

Honeys Holdings Co. Ltd.	53,900	464,062

I-PEX, Inc.	23,200	280,598

Ichikoh Industries Ltd.	114,500	388,663

ID Holdings Corp.(a)	99,600	694,225

IJTT Co. Ltd.	51,300	227,390

Inaba Denki Sangyo Co. Ltd.	68,900	1,410,073

Inabata & Co. Ltd.(a)	106,000	1,801,672

Inageya Co. Ltd.(a)	71,500	795,263

Ines Corp.(a)	62,200	835,825

INFRONEER Holdings, Inc.(a)	217,688	1,868,844

Innotech Corp.	54,800	624,867

Ishihara Sangyo Kaisha Ltd.	52,800	468,512

Itfor, Inc.	113,100	733,345

Itochu Enex Co. Ltd.	165,301	1,398,675

Itoham Yonekyu Holdings, Inc.	380,100	2,032,419

Itoki Corp.(a)	124,000	354,505

IwaiCosmo Holdings, Inc.	74,100	813,192

Iwaki Co. Ltd.	53,800	484,920

Iyo Bank Ltd.	251,800	1,244,737

Izumi Co. Ltd.	50,300	1,334,426

J. Front Retailing Co. Ltd.	211,600	1,738,127

JAC Recruitment Co. Ltd.	79,000	1,206,072

Jaccs Co. Ltd.	44,400	1,126,690

Japan Transcity Corp.(a)	132,100	658,459

JBCC Holdings, Inc.(a)	63,400	810,684

JK Holdings Co. Ltd.(a)	67,300	666,485

JM Holdings Co. Ltd.	49,300	708,783

Juki Corp.(a)	54,000	373,273

JVCKenwood Corp.	234,100	343,315

K’s Holdings Corp.	177,200	1,843,902

Kagome Co. Ltd.	34,500	886,838

Kaken Pharmaceutical Co. Ltd.	47,700	1,528,758

Kamei Corp.	27,000	224,231

Kamigumi Co. Ltd.	90,000	1,631,308

See Notes to Financial Statements.

WisdomTree Trust	65

Schedule of Investments (continued)

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2022

Investments	Shares	Value

Kanaden Corp.	44,100	$360,067

Kandenko Co. Ltd.	170,900	1,174,299

Kaneka Corp.	64,400	1,880,931

Kanematsu Corp.	115,800	1,280,359

Ki-Star Real Estate Co. Ltd.(a)	18,900	820,622

King Jim Co. Ltd.(a)	73,900	557,104

Kintetsu World Express, Inc.	67,900	1,753,792

Kito Corp.(a)	57,700	843,811

Koatsu Gas Kogyo Co. Ltd.	75,800	412,802

Kobe Steel Ltd.	254,900	1,241,161

Kojima Co. Ltd.(a)	94,800	449,104

Kokusai Pulp & Paper Co. Ltd.	196,600	515,088

Komatsu Matere Co. Ltd.(a)	103,800	1,202,412

Konaka Co. Ltd.(a)	126,000	349,841

Konica Minolta, Inc.(a)	585,700	2,489,979

Kumagai Gumi Co. Ltd.	51,100	1,140,935

Kurabo Industries Ltd.(a)	20,395	295,234

Kyokuyo Co. Ltd.(a)	24,000	658,455

KYORIN Holdings, Inc.	88,490	1,295,545

Kyosan Electric Manufacturing Co. Ltd.	143,300	515,939

Kyowa Leather Cloth Co. Ltd.(a)	42,100	226,152

Kyudenko Corp.	59,700	1,409,682

Kyushu Financial Group, Inc.	393,600	1,300,380

LAC Co. Ltd.	104,300	789,715

LEC, Inc.(a)	60,400	437,916

Lintec Corp.	103,230	2,067,577

Macnica Fuji Electronics Holdings, Inc.	70,400	1,532,414

Marudai Food Co. Ltd.(a)	54,200	661,340

Maruichi Steel Tube Ltd.	70,600	1,605,405

Matsui Securities Co. Ltd.(a)	197,940	1,316,067

Maxell Ltd.	61,900	613,008

Mebuki Financial Group, Inc.	1,153,100	2,432,079

Meisei Industrial Co. Ltd.(a)	69,100	392,824

Meitec Corp.	28,500	1,561,483

Meiwa Estate Co. Ltd.(a)	20,800	103,507

Ministop Co. Ltd.	67,500	806,941

Mirait Holdings Corp.	105,100	1,687,661

Mitsubishi Logistics Corp.(a)	61,600	1,542,855

Mitsubishi Materials Corp.	94,000	1,659,666

Mitsui Matsushima Holdings Co. Ltd.(a)	43,600	686,464

Mitsui Mining & Smelting Co. Ltd.	36,664	1,013,452

Mizuho Leasing Co. Ltd.(a)	46,600	1,142,588

Morinaga & Co. Ltd.	42,100	1,321,532

Nafco Co. Ltd.(a)	19,600	274,521

Nagase & Co. Ltd.	103,600	1,554,320

Nakanishi, Inc.	63,700	1,185,043

NEC Networks & System Integration Corp.	96,300	1,417,028

NET One Systems Co. Ltd.	45,800	1,079,578

Neturen Co. Ltd.	52,500	255,633

NHK Spring Co. Ltd.	175,300	1,278,192

Nichias Corp.	67,800	1,411,581

Nichiban Co. Ltd.	51,300	718,517

Nihon Chouzai Co. Ltd.	42,500	465,705

Nihon Flush Co. Ltd.(a)	68,600	557,278

Nihon Nohyaku Co. Ltd.	100,700	506,922

Nihon Tokushu Toryo Co. Ltd.	30,600	211,269

Nihon Unisys Ltd.	67,700	1,737,471

Nikko Co. Ltd.(a)	76,300	381,579

Nikkon Holdings Co. Ltd.	60,700	1,022,711

Nippon Air Conditioning Services Co. Ltd.	86,800	566,390

Nippon Aqua Co. Ltd.	149,200	807,616

Nippon Carbide Industries Co., Inc.	34,300	391,112

Nippon Chemical Industrial Co. Ltd.(a)	16,100	320,077

Nippon Concrete Industries Co. Ltd.(a)	114,800	275,236

Nippon Electric Glass Co. Ltd.	77,100	1,725,261

Nippon Gas Co. Ltd.(a)	104,600	1,284,932

Nippon Kayaku Co. Ltd.(a)	185,399	1,773,415

Nippon Koei Co. Ltd.	29,800	736,560

Nippon Light Metal Holdings Co. Ltd.(a)	70,500	994,987

Nippon Paper Industries Co. Ltd.(a)	82,738	708,258

Nippon Seisen Co. Ltd.(a)	13,200	483,955

Nippon Shokubai Co. Ltd.	27,600	1,212,012

Nippon Steel Trading Corp.	40,673	1,779,391

Nippon Systemware Co. Ltd.	39,800	718,449

Nippon Thompson Co. Ltd.	124,500	554,929

Nipro Corp.	148,500	1,252,844

Nishi-Nippon Financial Holdings, Inc.	155,400	969,209

Nishimatsu Construction Co. Ltd.(a)	121,300	3,667,732

Nissei Plastic Industrial Co. Ltd.(a)	46,700	388,221

Nisshinbo Holdings, Inc.	159,492	1,396,828

Nissin Corp.(a)	31,000	417,335

Nissin Electric Co. Ltd.	132,700	1,613,719

Noevir Holdings Co. Ltd.(a)	39,200	1,597,067

NOK Corp.	111,900	1,057,461

NS Tool Co. Ltd.	61,700	737,096

Okabe Co. Ltd.	58,100	330,290

Okamura Corp.	134,300	1,341,064

Okinawa Cellular Telephone Co.	40,400	1,640,964

Okumura Corp.	52,300	1,279,761

Okura Industrial Co. Ltd.(a)	22,000	329,705

Okuwa Co. Ltd.	96,000	728,453

Orient Corp.(a)	1,136,600	1,161,181

Oriental Shiraishi Corp.	204,000	398,336

Osaki Electric Co. Ltd.(a)	87,400	336,999

PALTAC Corp.	27,600	1,034,645

PC Depot Corp.(a)	114,900	286,836

Penta-Ocean Construction Co. Ltd.	219,600	1,109,082

Pigeon Corp.	94,800	1,681,602

Plenus Co. Ltd.	23,800	394,134

Press Kogyo Co. Ltd.	73,700	229,525

Pronexus, Inc.	64,600	564,169

PS Mitsubishi Construction Co. Ltd.(a)	98,600	475,230

Quick Co. Ltd.	53,900	703,420

Raito Kogyo Co. Ltd.	84,500	1,359,658

Rengo Co. Ltd.	211,300	1,361,373

Retail Partners Co. Ltd.(a)	55,700	658,992

Ricoh Leasing Co. Ltd.(a)	47,700	1,308,680

Riken Corp.	12,500	251,596

See Notes to Financial Statements.

66	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2022

Investments	Shares	Value

Riken Technos Corp.(a)	123,000	$463,118

Roland Corp.	30,300	1,007,296

Roland DG Corp.	21,000	584,799

Ryoden Corp.(a)	44,500	624,742

Ryosan Co. Ltd.(a)	39,100	707,746

Sakai Chemical Industry Co. Ltd.	35,600	569,600

Sala Corp.	72,800	383,268

SAMTY Co. Ltd.	68,300	1,237,981

Sanei Architecture Planning Co. Ltd.(a)	26,300	345,177

Sanki Engineering Co. Ltd.	102,100	1,175,990

Sankyo Co. Ltd.	72,700	2,033,504

Sanoh Industrial Co. Ltd.(a)	56,200	324,119

Sansei Technologies, Inc.(a)	52,600	318,092

Sanshin Electronics Co. Ltd.(a)	37,000	489,878

Sanyo Trading Co. Ltd.(a)	69,500	565,162

Sato Shoji Corp.(a)	46,500	441,726

Sawai Group Holdings Co. Ltd.	34,800	1,278,748

Scala, Inc.	56,900	353,940

Seika Corp.(a)	38,300	504,566

Seino Holdings Co. Ltd.	98,100	900,378

Sekisui Kasei Co. Ltd.(a)	42,800	154,098

Senko Group Holdings Co. Ltd.	170,700	1,262,934

Seria Co. Ltd.	38,700	884,161

Seven Bank Ltd.(a)	1,395,700	2,748,278

Shibaura Mechatronics Corp.(a)	13,800	980,070

Shikoku Electric Power Co., Inc.	237,900	1,544,512

Shinnihon Corp.	56,900	341,752

Shinnihonseiyaku Co. Ltd.	29,200	348,115

Shinsho Corp.	19,100	560,214

Ship Healthcare Holdings, Inc.	55,900	915,586

SHO-BOND Holdings Co. Ltd.	55,900	2,454,764

Sinfonia Technology Co. Ltd.	47,000	515,790

SKY Perfect JSAT Holdings, Inc.	298,600	1,018,500

Space Co. Ltd.(a)	56,900	450,981

ST Corp.	57,500	723,399

St. Marc Holdings Co. Ltd.	66,800	854,710

Starzen Co. Ltd.	42,200	695,366

Stella Chemifa Corp.	23,800	509,041

Studio Alice Co. Ltd.	36,300	652,278

Sumitomo Bakelite Co. Ltd.	44,100	1,813,050

Sumitomo Osaka Cement Co. Ltd.	34,100	943,984

Sumitomo Riko Co. Ltd.	89,300	442,178

Sumitomo Seika Chemicals Co. Ltd.	15,900	405,442

Sun Frontier Fudousan Co. Ltd.	159,700	1,381,545

Suncall Corp.(a)	31,300	127,650

T-Gaia Corp.	61,200	825,412

Tachi-S Co. Ltd.(a)	47,500	389,392

Tachibana Eletech Co. Ltd.	30,800	417,941

Taiheiyo Cement Corp.(a)	69,600	1,157,754

Taiho Kogyo Co. Ltd.(a)	29,800	173,337

Taiyo Holdings Co. Ltd.	24,600	658,702

Takaoka Toko Co. Ltd.	32,800	399,680

Takara & Co. Ltd.(a)	20,600	334,013

Takara Holdings, Inc.	104,500	947,926

Takashimaya Co. Ltd.(a)	149,500	1,431,258

Tama Home Co. Ltd.	50,700	1,066,841

Tatsuta Electric Wire and Cable Co. Ltd.(a)	109,400	416,419

Tayca Corp.	48,200	512,677

TDC Soft, Inc.(a)	76,400	735,202

Teijin Ltd.	133,700	1,501,406

Teikoku Electric Manufacturing Co. Ltd.	48,500	628,952

Toa Corp.	83,300	466,686

Tobishima Corp.	19,600	166,650

Toda Corp.(a)	364,700	2,226,510

Toho Bank Ltd.(a)	275,500	465,314

Tokai Carbon Co. Ltd.	135,300	1,283,051

TOKAI Holdings Corp.	169,800	1,205,912

Tokai Rika Co. Ltd.	78,222	969,921

Tokai Tokyo Financial Holdings, Inc.	353,300	1,173,058

Tokuyama Corp.	60,100	850,684

Tokyo Energy & Systems, Inc.	69,000	553,137

Tokyo Ohka Kogyo Co. Ltd.	26,100	1,582,665

Tokyo Sangyo Co. Ltd.(a)	88,600	528,498

Tokyo Seimitsu Co. Ltd.	41,200	1,656,486

Tokyo Tekko Co. Ltd.(a)	10,100	111,090

Tomoku Co. Ltd.(a)	3,800	49,811

TOMONY Holdings, Inc.(a)	169,100	456,971

Topre Corp.	36,400	352,379

Torishima Pump Manufacturing Co. Ltd.	59,300	501,271

Tow Co. Ltd.(a)	235,700	617,529

Toyo Ink SC Holdings Co. Ltd.	58,500	917,203

Toyo Kanetsu KK(a)	11,200	226,261

Toyo Seikan Group Holdings Ltd.	194,400	2,251,917

Toyo Tire Corp.(a)	104,200	1,341,830

Toyoda Gosei Co. Ltd.	88,200	1,472,241

TPR Co. Ltd.(a)	32,300	346,219

Transaction Co. Ltd.	74,200	607,661

TS Tech Co. Ltd.	94,800	1,073,944

Tsumura & Co.	50,801	1,339,347

Tsurumi Manufacturing Co. Ltd.	53,000	794,290

Ube Industries Ltd.(a)	103,800	1,707,836

Uchida Yoko Co. Ltd.	18,900	756,779

Ulvac, Inc.	27,400	1,422,204

UNITED, Inc.(a)	46,200	709,130

V Technology Co. Ltd.(a)	18,200	494,830

Vertex Corp.(a)	32,700	776,987

Vital KSK Holdings, Inc.	125,200	758,163

Wakachiku Construction Co. Ltd.(a)	47,400	762,696

Wakita & Co. Ltd.	67,900	559,423

Warabeya Nichiyo Holdings Co. Ltd.	35,500	520,033

Xebio Holdings Co. Ltd.	86,400	674,116

Yahagi Construction Co. Ltd.	70,900	468,480

YAMADA Consulting Group Co. Ltd.(a)	47,200	459,264

Yamae Group Holdings Co. Ltd.	56,800	482,946

Yamagata Bank Ltd.	56,800	405,731

Yamaguchi Financial Group, Inc.	241,100	1,350,756

Yellow Hat Ltd.	85,100	1,102,181

Yokorei Co. Ltd.	72,000	508,375

See Notes to Financial Statements.

WisdomTree Trust	67

Schedule of Investments (continued)

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2022

Investments	Shares	Value

Yorozu Corp.(a)	33,100	$242,438

Yotai Refractories Co. Ltd.	49,300	511,380

Yurtec Corp.	73,700	420,189

Yushin Precision Equipment Co. Ltd.	95,300	527,634

Total Japan		337,397,836

Netherlands – 2.0%

Brunel International NV	98,904	1,210,501

Corbion NV	36,446	1,261,157

Eurocommercial Properties NV	61,435	1,698,297

Heijmans NV, CVA	82,677	1,366,980

Ordina NV	417,459	2,164,504

PostNL NV(a)	3,164,952	12,184,337

RHI Magnesita NV	80,250	2,573,907

TKH Group NV, CVA(a)	42,183	2,374,907

Wereldhave NV(a)	70,871	1,392,573

Total Netherlands		26,227,163

Norway – 3.2%

ABG Sundal Collier Holding ASA	2,424,919	2,362,799

AF Gruppen ASA	64,516	1,475,663

Atea ASA*	170,981	2,585,051

Austevoll Seafood ASA	261,909	4,094,575

Bonheur ASA	30,256	1,238,752

Borregaard ASA	83,813	1,671,659

Bouvet ASA	205,652	1,646,345

Europris ASA(b)	372,320	2,405,773

Hunter Group ASA*	5,046,382	1,615,950

Kid ASA(b)	175,181	2,063,546

Kitron ASA(a)	486,267	1,120,572

Multiconsult ASA(b)	82,567	1,336,143

Pareto Bank ASA	114,244	858,398

Protector Forsikring ASA	150,933	2,098,977

Selvaag Bolig ASA	227,566	1,301,269

SpareBank 1 Nord Norge	89,692	1,101,661

Sparebank 1 Oestlandet	120,850	1,934,927

SpareBank 1 SMN	75,933	1,226,182

Sparebanken Vest	127,045	1,496,527

TGS ASA	279,765	4,210,553

Veidekke ASA	374,148	5,237,387

Total Norway		43,082,709

Peru – 0.1%

Hochschild Mining PLC	619,326	1,049,466

Portugal – 1.5%

Altri SGPS SA(a)	421,293	2,840,636

Corticeira Amorim SGPS SA	110,016	1,231,438

Navigator Co. SA	1,351,188	5,081,491

REN – Redes Energeticas Nacionais SGPS SA	1,667,341	5,287,227

Sonae SGPS SA	4,610,009	5,344,759

Total Portugal		19,785,551

Singapore – 3.8%

Best World International Ltd.*†(a)	428,340	228,120

Bukit Sembawang Estates Ltd.	711,500	2,633,920

China Sunsine Chemical Holdings Ltd.	750,100	257,728

Civmec Ltd.(a)	1,280,000	605,313

ComfortDelGro Corp. Ltd.	2,112,200	2,325,472

CSE Global Ltd.(a)	1,899,200	666,583

Hong Fok Corp. Ltd.*	468,700	299,572

Hong Leong Asia Ltd.	588,800	358,932

Hour Glass Ltd.	1,689,700	2,909,078

Keppel Infrastructure Trust(a)	14,794,882	6,121,945

NetLink NBN Trust(a)	12,706,000	9,153,840

Propnex Ltd.	1,416,800	1,968,141

Q&M Dental Group Singapore Ltd.(a)	3,373,000	1,320,937

Raffles Medical Group Ltd.(a)	2,046,800	1,769,502

Riverstone Holdings Ltd.(a)	6,132,600	4,486,108

Sembcorp Industries Ltd.(a)	2,275,800	4,489,885

Sheng Siong Group Ltd.(a)	4,117,000	4,623,963

Singapore Post Ltd.(a)	1,862,700	894,636

StarHub Ltd.(a)	3,231,700	3,080,425

Tuan Sing Holdings Ltd.	1,409,000	426,859

UMS Holdings Ltd.(a)	1,613,998	1,466,891

Wing Tai Holdings Ltd.(a)	810,500	1,072,003

Total Singapore		51,159,853

Spain – 2.8%

Aedas Homes SA(b)	117,315	3,002,203

Almirall SA	132,219	1,696,219

Applus Services SA	142,327	1,185,326

Cia de Distribucion Integral Logista Holdings SA	538,259	9,941,641

ContourGlobal PLC(b)	744,339	1,873,826

Ebro Foods SA(a)	207,097	3,672,999

Faes Farma SA	760,492	3,112,182

Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	1,930,030	2,995,690

Miquel y Costas & Miquel SA	28,892	402,476

Neinor Homes SA*(b)	151,331	2,003,704

Prosegur Cash SA(a)(b)	1,996,573	1,312,899

Prosegur Cia de Seguridad SA	1,171,074	2,569,508

Sacyr SA(a)	1,101,420	2,686,286

Unicaja Banco SA(b)	1,342,745	1,408,847

Total Spain		37,863,806

Sweden – 4.6%

AcadeMedia AB(b)	194,950	1,085,682

Akelius Residential Property AB, Class D(a)	363,515	747,451

Atrium Ljungberg AB, Class B	154,278	3,186,741

Beijer Alma AB(a)	67,041	1,568,227

Bilia AB, Class A	194,589	2,808,359

Bonava AB, Class B	150,965	958,171

Bravida Holding AB(b)	190,150	2,213,799

Bufab AB	29,816	1,078,180

Byggmax Group AB	163,314	1,221,429

Catena AB	46,802	2,857,516

Clas Ohlson AB, Class B	173,231	1,992,657

Cloetta AB, Class B	435,179	1,201,956

Coor Service Management Holding AB(b)	189,720	1,542,083

Dios Fastigheter AB	302,494	3,323,753

See Notes to Financial Statements.

68	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2022

Investments	Shares	Value

Dustin Group AB(b)	126,327	$1,095,266

Elanders AB, Class B	56,465	830,065

Ferronordic AB	31,552	196,366

Inwido AB	122,142	1,956,757

JM AB(a)	108,377	3,488,755

KNOW IT AB	28,432	954,913

Lagercrantz Group AB, Class B	138,693	1,589,417

LeoVegas AB(b)	330,624	1,344,577

Lindab International AB	79,973	2,068,105

Loomis AB	88,038	2,438,205

Mycronic AB	72,997	1,378,573

NCC AB, Class B	131,746	1,894,324

Nobia AB	274,317	1,223,321

Nolato AB, Class B	187,742	1,410,170

Nordic Waterproofing Holding AB	50,174	912,020

Peab AB, Class B	735,237	7,479,072

Platzer Fastigheter Holding AB, Class B	139,390	1,740,991

Ratos AB, Class B	279,446	1,464,487

Scandi Standard AB	85,339	326,452

Troax Group AB	39,628	1,046,042

Volati AB	54,421	888,778

Total Sweden		61,512,660

Switzerland – 1.4%

Arbonia AG	125,432	2,469,794

EFG International AG*	275,933	2,158,889

Huber + Suhner AG, Registered Shares	24,470	2,305,405

Landis + Gyr Group AG*	47,200	3,010,747

Mobilezone Holding AG, Registered Shares	134,414	2,389,582

Swissquote Group Holding SA, Registered Shares	9,790	1,791,509

Valiant Holding AG, Registered Shares	29,126	3,032,079

Zehnder Group AG	12,142	1,058,178

Total Switzerland		18,216,183

United Kingdom – 13.6%

AJ Bell PLC	270,884	1,084,245

Alliance Pharma PLC	775,304	1,173,925

Assura PLC	4,432,696	3,904,492

Balfour Beatty PLC	471,377	1,595,042

Bodycote PLC	216,454	1,802,589

Brewin Dolphin Holdings PLC	780,347	5,260,515

CareTech Holdings PLC	211,739	1,929,201

Central Asia Metals PLC	716,123	2,244,063

Chesnara PLC	373,455	1,492,339

Clarkson PLC	43,540	2,121,098

CLS Holdings PLC	626,982	1,659,287

Coats Group PLC	1,559,582	1,574,977

Cohort PLC	60,064	359,038

Cranswick PLC	71,354	3,310,737

Currys PLC	1,160,346	1,388,743

Devro PLC	514,555	1,415,952

Diversified Energy Co. PLC	5,249,573	8,197,458

Domino’s Pizza Group PLC	668,938	3,334,548

Drax Group PLC	881,152	9,118,930

EMIS Group PLC	132,442	2,326,227

Epwin Group PLC	341,349	404,494

Essentra PLC	243,892	1,011,530

Euromoney Institutional Investor PLC	105,681	1,374,752

FDM Group Holdings PLC	199,290	2,786,638

Ferrexpo PLC	4,750,053	11,664,008

Forterra PLC(b)	310,762	951,308

Gateley Holdings PLC	302,262	799,927

GB Group PLC	98,285	714,327

Genuit Group PLC	160,151	1,036,391

Great Portland Estates PLC	211,650	1,984,124

Henry Boot PLC	151,319	629,580

Hill & Smith Holdings PLC	91,593	1,775,173

Hilton Food Group PLC	138,981	2,269,069

Hunting PLC	253,955	1,004,782

Ibstock PLC(b)	385,278	889,763

IG Design Group PLC(a)	161,092	142,108

Impax Asset Management Group PLC	109,599	1,428,605

IntegraFin Holdings PLC	256,844	1,423,712

James Fisher & Sons PLC*	60,581	275,983

James Halstead PLC(a)	395,424	1,202,667

Jupiter Fund Management PLC	1,471,893	4,003,843

Keller Group PLC	136,297	1,496,659

Liontrust Asset Management PLC	74,664	1,252,423

Londonmetric Property PLC	1,882,885	6,837,362

Marshalls PLC	126,488	1,134,141

Mattioli Woods PLC	79,718	834,438

MJ Gleeson PLC	92,117	715,587

Moneysupermarket.com Group PLC	1,176,183	2,942,382

Morgan Advanced Materials PLC	287,334	1,172,787

Morgan Sindall Group PLC	93,067	2,959,262

Mortgage Advice Bureau Holdings Ltd.	76,311	1,145,414

NCC Group PLC	420,947	1,012,042

Next Fifteen Communications Group PLC	76,682	1,352,909

Numis Corp. PLC	254,176	860,079

Oxford Instruments PLC	37,469	1,040,938

Pagegroup PLC	126,422	819,617

Pan African Resources PLC(a)	5,363,580	1,581,879

Paragon Banking Group PLC	432,022	2,844,110

PayPoint PLC	227,320	1,741,932

Polar Capital Holdings PLC	318,859	2,607,119

Premier Miton Group PLC	314,821	625,909

PZ Cussons PLC	512,071	1,318,771

QinetiQ Group PLC	630,854	2,528,390

Reach PLC	316,342	763,050

Redde Northgate PLC	629,523	3,580,683

Renew Holdings PLC	126,611	1,140,245

Sabre Insurance Group PLC(b)	800,129	2,444,097

Safestore Holdings PLC	250,753	4,424,064

Savills PLC	171,303	2,512,584

Serco Group PLC	920,795	1,747,018

Serica Energy PLC	458,681	2,406,631

Smart Metering Systems PLC	178,816	1,857,607

Spirent Communications PLC	535,125	1,676,883

See Notes to Financial Statements.

WisdomTree Trust	69

Schedule of Investments (continued)

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2022

Investments	Shares	Value

SThree PLC	197,860	$1,077,219

Synthomer PLC	950,737	3,825,465

TBC Bank Group PLC	85,154	1,233,299

Telecom Plus PLC	160,256	3,228,317

TI Fluid Systems PLC(b)	647,601	1,630,294

Tyman PLC	305,354	1,278,502

Vesuvius PLC	475,705	2,139,568

Victrex PLC	93,907	2,262,661

Vivo Energy PLC(b)	2,597,928	4,672,489

Watkin Jones PLC	539,410	1,818,149

Wincanton PLC	247,267	1,256,678

Workspace Group PLC	186,295	1,680,205

XPS Pensions Group PLC	531,150	867,180

Total United Kingdom		181,413,228
TOTAL COMMON STOCKS (Cost: $1,297,843,944)		1,308,271,269

EXCHANGE-TRADED FUNDS – 0.6%

United States – 0.6%

WisdomTree Europe SmallCap Dividend Fund(a)(c)	66,209	4,449,907

WisdomTree Japan SmallCap Dividend Fund(c)	51,708	3,408,074
TOTAL EXCHANGE-TRADED FUNDS (Cost: $8,085,881)		7,857,981

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 4.7%

United States – 4.7%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.25%(d)
(Cost: $62,685,810)	62,685,810	62,685,810

TOTAL INVESTMENTS IN SECURITIES – 103.6% (Cost: $1,368,615,635)		1,378,815,060

Other Assets less Liabilities – (3.6)%		(48,452,386)

NET ASSETS – 100.0%		$1,330,362,674
*	Non-income producing security.

†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $228,120, which represents 0.02% of net assets.

(a)

Security, or portion thereof, was on loan at March 31, 2022 (See Note 2). At March 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $126,323,648 and the total market value of the collateral held by the Fund was $136,141,210. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $73,455,400.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(d)	Rate shown represents annualized 7-day yield as of March 31, 2022.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2022 were as follows:

Affiliate	Value at 3/31/2021	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2022	Dividend Income
WisdomTree Europe SmallCap Dividend Fund	$1,759,247	$12,641,000	$10,010,784	$319,192	$(258,748)	$4,449,907	$80,179
WisdomTree Japan SmallCap Dividend Fund	1,441,447	10,144,065	7,823,341	(113,317)	(240,780)	3,408,074	67,058
Total	$3,200,694	$22,785,065	$17,834,125	$205,875	$(499,528)	$7,857,981	$147,237

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs	4/1/2022	826,694	USD	1,100,000	AUD	$649	$—
HSBC Holdings PLC	4/1/2022	446,120	USD	400,000	EUR	1,060	—
						$1,709	$—

See Notes to Financial Statements.

70	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree International SmallCap Dividend Fund (DLS)

March 31, 2022

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Assets:
Investments in Securities
Common Stocks
Japan	$336,835,636	$562,200	$—		$337,397,836
Singapore	50,931,733	—	228,120	*	51,159,853
Other	919,713,580	—	—		919,713,580
Exchange-Traded Funds	7,857,981	—	—		7,857,981
Investment of Cash Collateral for Securities Loaned	—	62,685,810	—		62,685,810
Total Investments in Securities	$1,315,338,930	$63,248,010	$228,120		$1,378,815,060
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$1,709	$—		$1,709
Total – Net	$1,315,338,930	$63,249,719	$228,120		$1,378,816,769
*	Securities are being fair valued using significant unobservable inputs by the Pricing Committee.

[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	71

Schedule of Investments

WisdomTree Japan SmallCap Dividend Fund (DFJ)

March 31, 2022

Investments	Shares	Value

COMMON STOCKS – 98.1%

Japan – 98.1%

Air Freight & Logistics – 0.7%

AIT Corp.(a)	17,300	$217,363

Kintetsu World Express, Inc.	27,000	697,384

Konoike Transport Co. Ltd.	9,700	92,305

Maruwa Unyu Kikan Co. Ltd.	14,600	135,084

Mitsui-Soko Holdings Co. Ltd.	11,800	244,118

SBS Holdings, Inc.	6,900	190,159

Total Air Freight & Logistics		1,576,413

Auto Components – 3.8%

Aisan Industry Co. Ltd.	36,400	218,925

Daikyonishikawa Corp.	26,900	119,679

Eagle Industry Co. Ltd.(a)	41,600	334,514

Exedy Corp.	17,125	222,219

FCC Co. Ltd.	22,400	247,853

FuKoKu Co. Ltd.	19,300	147,245

Furukawa Battery Co. Ltd.(a)	12,000	126,945

Futaba Industrial Co. Ltd.	19,200	57,580

G-Tekt Corp.	18,200	191,484

H-One Co. Ltd.	26,800	134,248

IJTT Co. Ltd.	21,600	95,743

KYB Corp.	13,500	330,896

Musashi Seimitsu Industry Co. Ltd.(a)	23,200	289,009

NHK Spring Co. Ltd.	87,300	636,544

Nihon Tokushu Toryo Co. Ltd.	17,800	122,895

NOK Corp.	65,200	616,143

Pacific Industrial Co. Ltd.	26,800	209,322

Press Kogyo Co. Ltd.	75,800	236,065

Riken Corp.	7,300	146,932

Sanoh Industrial Co. Ltd.(a)	18,400	106,117

Shoei Co. Ltd.	7,700	290,871

Sumitomo Riko Co. Ltd.	20,800	102,993

Tachi-S Co. Ltd.	15,300	125,425

Taiho Kogyo Co. Ltd.(a)	13,900	80,852

Tokai Rika Co. Ltd.	44,958	557,461

Topre Corp.	7,500	72,606

Toyo Tire Corp.	47,900	616,830

Toyoda Gosei Co. Ltd.	50,700	846,288

TPR Co. Ltd.	9,700	103,973

TS Tech Co. Ltd.	54,700	619,671

Yorozu Corp.(a)	12,800	93,752

Total Auto Components		8,101,080

Automobiles – 0.1%

Nissan Shatai Co. Ltd.	37,800	173,156

Banks – 8.4%

77 Bank Ltd.	43,800	558,619

Aichi Bank Ltd.	9,700	362,826

Akita Bank Ltd.	16,600	230,041

Aomori Bank Ltd.(a)	11,362	176,456

Aozora Bank Ltd.(a)	73,600	1,569,931

Awa Bank Ltd.	13,175	235,657

Bank of Iwate Ltd.	11,900	181,184

Bank of Nagoya Ltd.	4,769	113,591

Bank of Saga Ltd.	20,700	249,338

Bank of the Ryukyus Ltd.	32,408	212,805

Chugoku Bank Ltd.	72,300	521,215

Chukyo Bank Ltd.	13,000	171,263

Daishi Hokuetsu Financial Group, Inc.	22,455	463,438

Ehime Bank Ltd.	27,799	213,918

FIDEA Holdings Co. Ltd.(a)	16,880	177,040

Fukui Bank Ltd.(a)	15,448	179,458

Gunma Bank Ltd.(a)	177,900	518,860

Hachijuni Bank Ltd.	240,900	807,796

Hokkoku Financial Holdings, Inc.(a)	2,662	67,112

Hokuhoku Financial Group, Inc.	54,200	398,769

Hyakugo Bank Ltd.	78,100	215,559

Hyakujushi Bank Ltd.	6,400	87,478

Iyo Bank Ltd.	99,400	491,370

Juroku Financial Group, Inc.	16,900	302,285

Keiyo Bank Ltd.	86,542	352,942

Kiyo Bank Ltd.	23,690	268,958

Kyushu Financial Group, Inc.	193,600	639,618

Mebuki Financial Group, Inc.	706,200	1,489,493

Miyazaki Bank Ltd.	14,300	243,056

Musashino Bank Ltd.(a)	12,300	178,154

Nanto Bank Ltd.	13,600	221,634

Nishi-Nippon Financial Holdings, Inc.	69,100	430,968

North Pacific Bank Ltd.	224,515	443,943

Ogaki Kyoritsu Bank Ltd.	22,142	347,340

Oita Bank Ltd.(a)	11,900	187,949

Okinawa Financial Group, Inc.	11,380	192,581

San ju San Financial Group, Inc.	23,600	286,991

San-In Godo Bank Ltd.	60,800	314,081

Senshu Ikeda Holdings, Inc.(a)	206,240	293,961

Seven Bank Ltd.(a)	662,100	1,303,744

Shiga Bank Ltd.	15,184	276,596

Shikoku Bank Ltd.(a)	43,800	269,566

Suruga Bank Ltd.	34,500	116,255

Toho Bank Ltd.	133,500	225,479

Tokyo Kiraboshi Financial Group, Inc.(a)	12,900	186,419

TOMONY Holdings, Inc.	38,777	104,790

Towa Bank Ltd.	14,100	62,615

Yamagata Bank Ltd.	2,300	16,429

Yamaguchi Financial Group, Inc.	142,600	798,912

Yamanashi Chuo Bank Ltd.	25,700	201,577

Total Banks		17,960,060

Beverages – 0.3%

Sapporo Holdings Ltd.	14,898	283,169

Takara Holdings, Inc.	34,811	315,773

Total Beverages		598,942

Biotechnology – 0.0%

Pharma Foods International Co. Ltd.(a)	3,300	53,887

Building Products – 1.5%

Aica Kogyo Co. Ltd.	22,715	559,383

Bunka Shutter Co. Ltd.	55,400	449,134

See Notes to Financial Statements.

72	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

March 31, 2022

Investments	Shares	Value

Central Glass Co. Ltd.	20,386	$350,530

Nichias Corp.	22,513	468,715

Nichiha Corp.	11,800	244,021

Noritz Corp.	15,800	191,097

Shin Nippon Air Technologies Co. Ltd.(a)	10,000	158,929

Sinko Industries Ltd.(a)	10,100	143,792

Takara Standard Co. Ltd.	22,531	235,566

Takasago Thermal Engineering Co. Ltd.	22,172	316,939

Total Building Products		3,118,106

Capital Markets – 2.2%

GMO Financial Holdings, Inc.(a)	85,400	579,067

Ichiyoshi Securities Co. Ltd.(a)	48,688	248,304

IwaiCosmo Holdings, Inc.	43,400	476,283

Kyokuto Securities Co. Ltd.(a)	42,300	255,455

Marusan Securities Co. Ltd.(a)	46,700	191,609

Matsui Securities Co. Ltd.(a)	160,200	1,065,140

Mito Securities Co. Ltd.(a)	75,800	171,740

Monex Group, Inc.(a)	52,594	284,257

Morningstar Japan KK	56,844	274,444

Okasan Securities Group, Inc.	109,800	334,715

Sparx Group Co. Ltd.(a)	99,200	223,941

Tokai Tokyo Financial Holdings, Inc.	185,600	616,245

Total Capital Markets		4,721,200

Chemicals – 9.0%

ADEKA Corp.	40,125	893,907

Asahi Yukizai Corp.	7,000	115,749

Chugoku Marine Paints Ltd.(a)	30,500	227,164

CI Takiron Corp.	48,500	217,775

Daicel Corp.	141,500	952,466

Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	5,142	87,271

DIC Corp.	40,000	826,200

DKS Co. Ltd.	4,600	104,564

Fujimi, Inc.	12,000	664,387

Fujimori Kogyo Co. Ltd.	4,900	150,987

Fuso Chemical Co. Ltd.	5,100	189,504

Ishihara Sangyo Kaisha Ltd.	9,100	80,747

JCU Corp.	4,800	164,119

JSP Corp.(a)	6,423	81,336

Kaneka Corp.	30,600	893,734

KeePer Technical Laboratory Co. Ltd.(a)	3,300	67,699

KH Neochem Co. Ltd.	9,700	220,653

Konishi Co. Ltd.	14,300	184,383

Kumiai Chemical Industry Co. Ltd.	28,524	207,981

Kureha Corp.	6,264	506,281

Kyowa Leather Cloth Co. Ltd.(a)	27,000	145,038

Lintec Corp.	45,965	920,625

MEC Co. Ltd.	3,700	102,884

Nihon Nohyaku Co. Ltd.(a)	39,500	198,842

Nihon Parkerizing Co. Ltd.	34,100	261,843

Nippon Chemical Industrial Co. Ltd.(a)	3,900	77,534

Nippon Kayaku Co. Ltd.	84,900	812,102

Nippon Pillar Packing Co. Ltd.	12,400	314,661

Nippon Shokubai Co. Ltd.	9,800	430,352

Nippon Soda Co. Ltd.	13,918	386,436

Okamoto Industries, Inc.	7,287	234,445

Okura Industrial Co. Ltd.	8,700	130,384

Osaka Organic Chemical Industry Ltd.	4,600	116,161

Osaka Soda Co. Ltd.	8,700	223,996

Riken Technos Corp.	53,800	202,567

Sakata INX Corp.	25,000	199,176

Sanyo Chemical Industries Ltd.	9,235	383,476

Sekisui Kasei Co. Ltd.(a)	37,900	136,456

Shikoku Chemicals Corp.	12,100	133,586

Shin-Etsu Polymer Co. Ltd.	23,400	218,239

Stella Chemifa Corp.	6,000	128,330

Sumitomo Bakelite Co. Ltd.	17,718	728,427

Sumitomo Seika Chemicals Co. Ltd.	4,500	114,748

T Hasegawa Co. Ltd.	11,400	244,859

Taiyo Holdings Co. Ltd.	17,082	457,397

Takasago International Corp.(a)	8,800	199,092

Tayca Corp.	13,900	147,847

Teijin Ltd.	85,200	956,767

Tokai Carbon Co. Ltd.	56,400	534,842

Tokuyama Corp.	32,900	465,682

Tokyo Ohka Kogyo Co. Ltd.	10,900	660,960

Toyo Ink SC Holdings Co. Ltd.	36,602	573,871

Toyobo Co. Ltd.(a)	35,153	316,558

Ube Industries Ltd.	51,393	845,576

Valqua Ltd.	11,237	246,172

Total Chemicals		19,086,838

Commercial Services & Supplies – 1.5%

Aeon Delight Co. Ltd.	23,100	579,522

Daiseki Co. Ltd.	5,888	224,120

Itoki Corp.	47,000	134,369

Japan Elevator Service Holdings Co. Ltd.	5,000	65,870

King Jim Co. Ltd.(a)	27,100	204,297

Matsuda Sangyo Co. Ltd.(a)	5,600	114,238

Nippon Air Conditioning Services Co. Ltd.	32,000	208,807

Nippon Kanzai Co. Ltd.	15,400	358,435

Nippon Parking Development Co. Ltd.	162,400	206,052

Okamura Corp.	50,376	503,034

Pilot Corp.	6,800	294,690

Sato Holdings Corp.	10,838	153,495

Studio Alice Co. Ltd.	8,700	156,331

Total Commercial Services & Supplies		3,203,260

Communications Equipment – 0.1%

Uniden Holdings Corp.(a)	8,100	229,903

Construction & Engineering – 7.5%

Asanuma Corp.(a)	8,700	357,677

Dai-Dan Co. Ltd.(a)	12,600	217,898

Daiho Corp.(a)	7,000	261,257

EXEO Group, Inc.	43,200	804,739

Fudo Tetra Corp.	13,700	171,793

Hazama Ando Corp.	90,400	673,299

INFRONEER Holdings, Inc.(a)	86,173	739,792

See Notes to Financial Statements.

WisdomTree Trust	73

Schedule of Investments (continued)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

March 31, 2022

Investments	Shares	Value

JDC Corp.(a)	48,800	$221,937

Kandenko Co. Ltd.	65,738	451,703

Kumagai Gumi Co. Ltd.	23,200	517,998

Kyudenko Corp.	22,790	538,135

Meisei Industrial Co. Ltd.	37,600	213,751

Mirait Holdings Corp.	39,500	634,278

Nippon Densetsu Kogyo Co. Ltd.	16,700	217,805

Nishimatsu Construction Co. Ltd.	57,707	1,744,879

Nittoc Construction Co. Ltd.	50,900	294,811

Okumura Corp.	26,670	652,605

Penta-Ocean Construction Co. Ltd.	95,993	484,809

PS Mitsubishi Construction Co. Ltd.	33,500	161,462

Raito Kogyo Co. Ltd.	25,800	415,138

Raiznext Corp.	28,900	255,249

Sanki Engineering Co. Ltd.	40,800	469,935

Seikitokyu Kogyo Co. Ltd.(a)	40,100	246,464

Shinnihon Corp.	21,400	128,532

SHO-BOND Holdings Co. Ltd.	21,800	957,314

Sumitomo Densetsu Co. Ltd.	15,600	286,230

Sumitomo Mitsui Construction Co. Ltd.	44,060	151,374

Taihei Dengyo Kaisha Ltd.	12,200	265,762

Taikisha Ltd.	11,865	297,664

Takamatsu Construction Group Co. Ltd.	14,900	252,886

Tekken Corp.	12,100	183,332

Tess Holdings Co. Ltd.	3,900	50,929

Toa Corp.(a)	9,700	199,394

Toda Corp.(a)	156,349	954,518

Tokyo Energy & Systems, Inc.	300	2,405

Tokyu Construction Co. Ltd.	38,100	210,943

Totetsu Kogyo Co. Ltd.	11,979	223,838

Toyo Construction Co. Ltd.*	61,600	393,327

Yahagi Construction Co. Ltd.	30,500	201,532

Yokogawa Bridge Holdings Corp.	20,700	331,200

Yurtec Corp.	32,700	186,434

Total Construction & Engineering		16,025,028

Construction Materials – 0.9%

Krosaki Harima Corp.	5,000	170,134

Mitani Sekisan Co. Ltd.(a)	2,200	120,717

Shinagawa Refractories Co. Ltd.(a)	6,000	187,600

Sumitomo Osaka Cement Co. Ltd.	17,740	491,093

Taiheiyo Cement Corp.	41,900	696,981

Vertex Corp.(a)	5,300	125,934

Yotai Refractories Co. Ltd.	9,300	96,467

Total Construction Materials		1,888,926

Consumer Finance – 1.1%

AEON Financial Service Co. Ltd.	60,000	601,607

Credit Saison Co. Ltd.	71,900	771,870

Jaccs Co. Ltd.	18,700	474,529

Orient Corp.(a)	392,700	401,193

Premium Group Co. Ltd.	4,100	136,638

Total Consumer Finance		2,385,837

Containers & Packaging – 1.0%

Fuji Seal International, Inc.	8,010	111,068

Pack Corp.	6,600	139,912

Rengo Co. Ltd.	95,100	612,714

Toyo Seikan Group Holdings Ltd.	116,200	1,346,053

Total Containers & Packaging		2,209,747

Distributors – 0.6%

Arata Corp.	6,700	201,207

Doshisha Co. Ltd.	14,400	177,842

Happinet Corp.	20,800	258,768

PALTAC Corp.	11,900	446,097

Yamae Group Holdings Co. Ltd.	12,700	107,983

Total Distributors		1,191,897

Diversified Consumer Services – 0.4%

Asante, Inc.(a)	11,300	135,833

Benesse Holdings, Inc.	27,400	507,253

Riso Kyoiku Co. Ltd.	39,800	124,605

Tokyo Individualized Educational Institute, Inc.	26,800	133,807

Total Diversified Consumer Services		901,498

Diversified Financial Services – 1.2%

eGuarantee, Inc.	4,900	82,800

Financial Products Group Co. Ltd.	32,000	227,526

Fuyo General Lease Co. Ltd.	13,100	754,431

Japan Securities Finance Co. Ltd.(a)	42,000	318,698

Mizuho Leasing Co. Ltd.(a)	18,700	458,506

NEC Capital Solutions Ltd.	11,600	198,407

Ricoh Leasing Co. Ltd.(a)	18,600	510,303

Total Diversified Financial Services		2,550,671

Diversified Telecommunication Services – 0.2%

ARTERIA Networks Corp.	35,600	384,817

Usen-Next Holdings Co. Ltd.	4,100	86,172

Total Diversified Telecommunication Services		470,989

Electric Utilities – 0.7%

Hokkaido Electric Power Co., Inc.	130,100	518,792

Okinawa Electric Power Co., Inc.	27,181	308,593

Shikoku Electric Power Co., Inc.	92,900	603,132

Total Electric Utilities		1,430,517

Electrical Equipment – 1.6%

Daihen Corp.	10,200	355,477

Furukawa Electric Co. Ltd.	16,600	297,603

GS Yuasa Corp.(a)	25,200	486,041

Idec Corp.	8,936	189,432

Mabuchi Motor Co. Ltd.	5,100	160,721

Nippon Carbon Co. Ltd.	7,000	241,648

Nippon Seisen Co. Ltd.	4,300	157,652

Nissin Electric Co. Ltd.	43,865	533,427

Nitto Kogyo Corp.	22,900	297,346

Sanyo Denki Co. Ltd.	2,800	113,615

Sinfonia Technology Co. Ltd.	14,500	159,127

SWCC Showa Holdings Co. Ltd.	5,100	78,953

Takaoka Toko Co. Ltd.	11,900	145,006

See Notes to Financial Statements.

74	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

March 31, 2022

Investments	Shares	Value

Tatsuta Electric Wire and Cable Co. Ltd.	38,400	$146,165

Total Electrical Equipment		3,362,213

Electronic Equipment, Instruments & Components – 4.8%

A&D Co. Ltd.(a)	12,600	100,489

Ai Holdings Corp.	14,300	201,820

Amano Corp.	25,535	462,207

Anritsu Corp.(a)	37,300	477,256

Canon Electronics, Inc.	14,500	191,621

Citizen Watch Co. Ltd.(a)	91,800	394,050

CONEXIO Corp.	20,600	238,459

Daiwabo Holdings Co. Ltd.	56,595	768,899

Dexerials Corp.	30,700	846,068

Elematec Corp.	21,854	187,976

ESPEC Corp.	9,200	149,171

Furuno Electric Co. Ltd.	27,700	231,413

Hakuto Co. Ltd.(a)	14,934	301,694

Hioki EE Corp.(a)	3,500	203,296

I-PEX, Inc.	5,900	71,359

Innotech Corp.	14,600	166,479

Iriso Electronics Co. Ltd.(a)	3,300	90,809

Japan Aviation Electronics Industry Ltd.	21,500	352,680

Kaga Electronics Co. Ltd.	12,200	327,176

Koa Corp.(a)	9,400	111,290

Macnica Fuji Electronics Holdings, Inc.	26,500	576,832

Meiko Electronics Co. Ltd.	4,600	153,681

Nichicon Corp.	24,300	235,242

Nippon Ceramic Co. Ltd.	7,400	149,067

Nippon Electric Glass Co. Ltd.	43,800	980,110

Nippon Signal Co. Ltd.(a)	33,300	241,982

Nissha Co. Ltd.(a)	12,800	153,231

Nohmi Bosai Ltd.	12,591	202,701

Optex Group Co. Ltd.(a)	12,100	172,864

Restar Holdings Corp.	15,800	257,356

Riken Keiki Co. Ltd.(a)	500	20,185

Ryoden Corp.	15,361	215,655

Ryosan Co. Ltd.	5,000	90,505

Sanshin Electronics Co. Ltd.	10,500	139,020

Siix Corp.(a)	17,800	156,039

Tachibana Eletech Co. Ltd.	1,100	14,926

Tokyo Electron Device Ltd.(a)	5,100	218,917

Topcon Corp.	14,000	180,515

V Technology Co. Ltd.	5,300	144,099

Yokowo Co. Ltd.(a)	5,700	121,537

Total Electronic Equipment, Instruments & Components		10,298,676

Energy Equipment & Services – 0.1%

Modec, Inc.	13,700	143,913

Toyo Kanetsu KK	9,000	181,817

Total Energy Equipment & Services		325,730

Entertainment – 0.8%

Akatsuki, Inc.	5,600	134,077

Avex, Inc.(a)	70,299	772,638

Daiichikosho Co. Ltd.	18,300	524,688

Marvelous, Inc.	42,000	249,837

Total Entertainment		1,681,240

Food & Staples Retailing – 2.2%

Aeon Hokkaido Corp.(a)	18,200	168,542

Ain Holdings, Inc.	3,500	183,399

Arcs Co. Ltd.	20,894	364,257

Axial Retailing, Inc.	8,100	213,553

Belc Co. Ltd.(a)	4,900	219,213

Cawachi Ltd.	10,000	185,129

Create SD Holdings Co. Ltd.	10,400	275,477

G-7 Holdings, Inc.(a)	17,100	233,025

Heiwado Co. Ltd.	17,863	279,038

Kato Sangyo Co. Ltd.	12,916	337,332

Life Corp.	8,200	212,811

Mitsubishi Shokuhin Co. Ltd.	13,200	327,349

Okuwa Co. Ltd.	21,600	163,902

Qol Holdings Co. Ltd.	8,800	84,610

Retail Partners Co. Ltd.	13,600	160,903

San-A Co. Ltd.	7,100	241,883

United Super Markets Holdings, Inc.(a)	30,700	266,594

Valor Holdings Co. Ltd.	15,391	268,193

Yaoko Co. Ltd.	5,800	317,298

Yokorei Co. Ltd.	35,400	249,951

Total Food & Staples Retailing		4,752,459

Food Products – 3.3%

Ariake Japan Co. Ltd.	4,428	189,341

Ezaki Glico Co. Ltd.	15,600	478,122

Fuji Oil Holdings, Inc.	19,700	321,368

Fujicco Co. Ltd.(a)	15,200	241,572

Hokuto Corp.(a)	21,191	332,771

Itoham Yonekyu Holdings, Inc.	172,900	924,507

J-Oil Mills, Inc.(a)	16,400	217,135

Kagome Co. Ltd.	15,800	406,146

Kameda Seika Co. Ltd.(a)	4,000	130,999

Kyokuyo Co. Ltd.	8,700	238,690

Maruha Nichiro Corp.	8,432	166,521

Megmilk Snow Brand Co. Ltd.(a)	17,300	282,216

Mitsui DM Sugar Holdings Co. Ltd.	4,698	74,433

Morinaga & Co. Ltd.	14,087	442,195

Nippn Corp.	22,583	309,417

Nippon Suisan Kaisha Ltd.	59,800	269,993

Nisshin Oillio Group Ltd.	13,900	326,271

Prima Meat Packers Ltd.	14,000	253,990

Riken Vitamin Co. Ltd.	13,400	185,144

S Foods, Inc.	9,400	254,023

Sakata Seed Corp.	11,000	336,231

Showa Sangyo Co. Ltd.(a)	11,300	243,736

Starzen Co. Ltd.	14,300	235,633

Warabeya Nichiyo Holdings Co. Ltd.	7,400	108,401

Yukiguni Maitake Co. Ltd.	17,800	167,331

Total Food Products		7,136,186

See Notes to Financial Statements.

WisdomTree Trust	75

Schedule of Investments (continued)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

March 31, 2022

Investments	Shares	Value

Gas Utilities – 0.6%

Hokkaido Gas Co. Ltd.	13,600	$164,937

Nippon Gas Co. Ltd.(a)	50,000	614,212

Saibu Gas Holdings Co. Ltd.	15,800	259,699

Shizuoka Gas Co. Ltd.	21,392	149,986

Total Gas Utilities		1,188,834

Health Care Equipment & Supplies – 1.1%

Eiken Chemical Co. Ltd.	14,370	204,465

Hogy Medical Co. Ltd.	10,400	277,619

Japan Lifeline Co. Ltd.(a)	14,200	120,151

Mani, Inc.	17,400	210,449

Mizuho Medy Co. Ltd.(a)	4,300	70,926

Nagaileben Co. Ltd.	14,326	235,944

Nakanishi, Inc.	22,600	420,439

Nipro Corp.	62,400	526,448

Paramount Bed Holdings Co. Ltd.	20,042	329,423

Total Health Care Equipment & Supplies		2,395,864

Health Care Providers & Services – 1.2%

BML, Inc.	17,400	442,974

FALCO HOLDINGS Co. Ltd.(a)	8,200	135,591

France Bed Holdings Co. Ltd.	27,200	193,846

H.U. Group Holdings, Inc.	52,400	1,254,146

Ship Healthcare Holdings, Inc.	19,314	316,344

Solasto Corp.	18,500	150,591

Tokai Corp.	9,400	133,517

Total Health Care Providers & Services		2,627,009

Hotels, Restaurants & Leisure – 1.9%

Aeon Fantasy Co. Ltd.	6,100	96,695

Arcland Service Holdings Co. Ltd.	8,200	147,482

Doutor Nichires Holdings Co. Ltd.	11,800	148,065

Heiwa Corp.	47,500	713,038

Hiday Hidaka Corp.	6,698	98,945

Ichibanya Co. Ltd.(a)	7,336	279,539

KFC Holdings Japan Ltd.	8,800	206,052

KOMEDA Holdings Co. Ltd.	21,800	365,683

Kura Sushi, Inc.(a)	3,300	91,353

Monogatari Corp.	1,300	62,336

MOS Food Services, Inc.(a)	6,400	152,387

Ohsho Food Service Corp.(a)	8,100	400,412

Plenus Co. Ltd.	27,900	462,031

Resorttrust, Inc.	18,908	326,051

Round One Corp.	17,600	195,757

Saizeriya Co. Ltd.	2,800	62,056

Tokyotokeiba Co. Ltd.	4,742	170,341

Total Hotels, Restaurants & Leisure		3,978,223

Household Durables – 1.9%

&Do Holdings Co. Ltd.	4,900	38,796

Cleanup Corp.	38,000	165,932

ES-Con Japan Ltd.(a)	61,000	410,101

FJ Next Holdings Co. Ltd.(a)	35,200	286,820

Fuji Corp. Ltd.	35,900	182,495

Fujitsu General Ltd.	15,800	311,118

Hinokiya Group Co. Ltd.(a)	12,800	248,249

Hoosiers Holdings	26,000	139,666

JVCKenwood Corp.	92,900	136,241

Ki-Star Real Estate Co. Ltd.	10,500	455,901

LEC, Inc.(a)	21,300	154,431

Pressance Corp.	15,288	230,123

Sanei Architecture Planning Co. Ltd.	12,400	162,745

Sangetsu Corp.	23,500	296,037

Tama Home Co. Ltd.	23,800	500,805

Tamron Co. Ltd.	7,966	156,268

Zojirushi Corp.(a)	18,200	217,725

Total Household Durables		4,093,453

Household Products – 0.5%

Earth Corp.	4,900	225,269

Pigeon Corp.	45,500	807,098

Total Household Products		1,032,367

Independent Power & Renewable Electricity Producers – 0.9%

Electric Power Development Co. Ltd.	111,600	1,607,224

eRex Co. Ltd.(a)	7,900	112,732

West Holdings Corp.(a)	5,047	201,256

Total Independent Power & Renewable Electricity Producers		1,921,212

Industrial Conglomerates – 0.6%

Nisshinbo Holdings, Inc.	72,200	632,326

Noritsu Koki Co. Ltd.(a)	5,100	98,324

TOKAI Holdings Corp.	84,900	602,956

Total Industrial Conglomerates		1,333,606

Insurance – 0.1%

Advance Create Co. Ltd.	14,200	111,260

Interactive Media & Services – 0.1%

Dip Corp.(a)	10,600	293,438

Internet & Direct Marketing Retail – 0.4%

ASKUL Corp.	20,330	268,666

Aucnet, Inc.(a)	7,200	94,735

Belluna Co. Ltd.(a)	29,484	176,357

Scroll Corp.(a)	32,000	219,617

Total Internet & Direct Marketing Retail		759,375

IT Services – 3.3%

Bell System24 Holdings, Inc.	29,000	328,527

Comture Corp.	4,500	114,933

Digital Garage, Inc.	4,000	151,596

DTS Corp.	16,582	365,863

Future Corp.	20,000	287,374

GMO GlobalSign Holdings KK(a)	2,000	102,327

GMO Internet, Inc.	22,872	528,011

Ines Corp.	10,400	139,752

Infocom Corp.	12,900	225,106

Information Services International-Dentsu Ltd.	10,600	341,471

JBCC Holdings, Inc.	14,500	185,409

Kanematsu Electronics Ltd.	13,500	426,550

Mitsubishi Research Institute, Inc.	5,800	191,143

NEC Networks & System Integration Corp.	35,737	525,860

See Notes to Financial Statements.

76	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

March 31, 2022

Investments	Shares	Value

NET One Systems Co. Ltd.	21,400	$504,432

Nihon Unisys Ltd.	31,100	798,159

NSD Co. Ltd.	25,300	456,911

Relia, Inc.	32,600	285,779

SB Technology Corp.(a)	5,200	108,520

TDC Soft, Inc.	13,500	129,911

TKC Corp.	12,900	352,857

Transcosmos, Inc.	13,100	344,297

Uchida Yoko Co. Ltd.	3,000	120,123

Total IT Services		7,014,911

Leisure Products – 1.1%

Daikoku Denki Co. Ltd.	11,900	118,927

Furyu Corp.	9,400	85,655

GLOBERIDE, Inc.(a)	4,100	97,893

Mizuno Corp.	6,123	106,494

Roland Corp.	14,800	492,012

Sankyo Co. Ltd.	40,200	1,124,441

Tomy Co. Ltd.	22,400	225,338

Total Leisure Products		2,250,760

Machinery – 4.6%

Aichi Corp.	44,200	321,190

Aida Engineering Ltd.	17,900	155,883

Alinco, Inc.(a)	23,300	166,435

Bando Chemical Industries Ltd.	36,900	268,446

CKD Corp.(a)	11,941	185,448

DMG Mori Co. Ltd.	14,800	204,121

Ebara Jitsugyo Co. Ltd.	6,800	137,653

Fujitec Co. Ltd.(a)	27,561	715,280

Fukushima Galilei Co. Ltd.	3,300	104,540

Furukawa Co. Ltd.	15,800	167,796

Giken Ltd.	5,300	162,220

Glory Ltd.(a)	22,400	382,392

Hitachi Zosen Corp.	28,800	177,012

Japan Steel Works Ltd.	10,404	327,442

Juki Corp.	11,800	81,567

Kito Corp.	11,600	169,640

Kitz Corp.	17,689	100,122

Kyokuto Kaihatsu Kogyo Co. Ltd.	16,380	187,316

Meidensha Corp.(a)	11,700	244,941

METAWATER Co. Ltd.	14,700	242,467

Mitsubishi Logisnext Co. Ltd.	10,600	81,394

Mitsuboshi Belting Ltd.	13,046	217,872

Morita Holdings Corp.	19,305	196,589

Nachi-Fujikoshi Corp.	3,300	113,920

Nikko Co. Ltd.(a)	50,200	251,052

Nippon Thompson Co. Ltd.	18,800	83,796

Nissei ASB Machine Co. Ltd.	5,200	133,454

Nitta Corp.	6,900	157,130

Nomura Micro Science Co. Ltd.(a)	2,800	98,159

Noritake Co. Ltd.	3,600	132,284

Obara Group, Inc.(a)	8,079	198,888

Oiles Corp.(a)	15,600	194,719

OKUMA Corp.	3,570	150,006

Organo Corp.	2,500	208,651

OSG Corp.	13,400	207,445

Shibaura Machine Co. Ltd.	10,461	294,761

Shibuya Corp.	7,500	150,711

Shinmaywa Industries Ltd.	23,785	177,346

Sodick Co. Ltd.	25,900	167,510

Star Micronics Co. Ltd.	22,634	287,179

Takeuchi Manufacturing Co. Ltd.	10,300	224,203

Tocalo Co. Ltd.	22,500	252,111

Torishima Pump Manufacturing Co. Ltd.	22,800	192,732

Tsubaki Nakashima Co. Ltd.	13,400	106,758

Tsubakimoto Chain Co.	10,545	265,417

Tsugami Corp.	11,400	124,919

Union Tool Co.	4,800	150,673

YAMABIKO Corp.	19,200	236,648

Yushin Precision Equipment Co. Ltd.	27,200	150,594

Total Machinery		9,708,832

Marine – 0.4%

Iino Kaiun Kaisha Ltd.	64,400	438,265

Japan Transcity Corp.	25,600	127,604

NS United Kaiun Kaisha Ltd.	10,500	364,202

Total Marine		930,071

Media – 0.9%

Carta Holdings, Inc.(a)	10,100	199,878

Digital Holdings, Inc.(a)	7,100	81,720

Intage Holdings, Inc.	16,500	233,413

Proto Corp.	11,400	97,117

SKY Perfect JSAT Holdings, Inc.	165,200	563,484

TV Tokyo Holdings Corp.	14,700	241,013

ValueCommerce Co. Ltd.	4,300	132,321

Wowow, Inc.	11,200	148,103

Zenrin Co. Ltd.	23,380	192,048

Total Media		1,889,097

Metals & Mining – 3.6%

Aichi Steel Corp.	7,300	144,526

Asahi Holdings, Inc.(a)	41,600	776,305

Daido Steel Co. Ltd.	11,300	343,539

Daiki Aluminium Industry Co. Ltd.(a)	18,300	237,466

Dowa Holdings Co. Ltd.	14,900	688,684

Hakudo Co. Ltd.	7,600	161,674

Kobe Steel Ltd.	132,200	643,709

Kurimoto Ltd.	8,300	107,361

Kyoei Steel Ltd.(a)	22,414	247,270

Maruichi Steel Tube Ltd.	39,200	891,386

Mitsubishi Materials Corp.	55,600	981,675

Mitsui Mining & Smelting Co. Ltd.	18,200	503,077

Neturen Co. Ltd.	24,100	117,348

Nippon Denko Co. Ltd.	67,000	187,131

Nippon Light Metal Holdings Co. Ltd.	42,000	592,758

Nippon Yakin Kogyo Co. Ltd.(a)	7,800	180,581

Nittetsu Mining Co. Ltd.	2,400	139,996

Sanyo Special Steel Co. Ltd.(a)	17,800	311,344

See Notes to Financial Statements.

WisdomTree Trust	77

Schedule of Investments (continued)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

March 31, 2022

Investments	Shares	Value

Toho Titanium Co. Ltd.	10,800	$129,467

Toho Zinc Co. Ltd.(a)	2,800	67,961

Tokyo Steel Manufacturing Co. Ltd.	24,300	233,040

Tokyo Tekko Co. Ltd.(a)	5,600	61,594

Total Metals & Mining		7,747,892

Multiline Retail – 1.3%

H2O Retailing Corp.(a)	46,500	324,494

Izumi Co. Ltd.	22,400	594,257

J. Front Retailing Co. Ltd.	109,100	896,171

Mr. Max Holdings Ltd.	29,800	143,384

Seria Co. Ltd.	15,200	347,268

Takashimaya Co. Ltd.	46,000	440,387

Total Multiline Retail		2,745,961

Oil, Gas & Consumable Fuels – 1.0%

Cosmo Energy Holdings Co. Ltd.	51,100	1,107,254

Itochu Enex Co. Ltd.	63,781	539,675

Nippon Coke & Engineering Co. Ltd.(a)	152,600	181,046

Sala Corp.	38,000	200,058

San-Ai Oil Co. Ltd.	18,116	140,152

Total Oil, Gas & Consumable Fuels		2,168,185

Paper & Forest Products – 0.5%

Daiken Corp.	12,800	229,055

Hokuetsu Corp.(a)	67,032	383,829

Nippon Paper Industries Co. Ltd.(a)	54,900	469,958

Total Paper & Forest Products		1,082,842

Personal Products – 0.4%

Milbon Co. Ltd.	4,200	189,627

Noevir Holdings Co. Ltd.	16,100	655,938

Shinnihonseiyaku Co. Ltd.	7,200	85,837

Total Personal Products		931,402

Pharmaceuticals – 1.5%

Astena Holdings Co. Ltd.	31,200	114,389

Kaken Pharmaceutical Co. Ltd.	18,500	592,915

KYORIN Holdings, Inc.	29,285	428,749

Mochida Pharmaceutical Co. Ltd.	16,422	505,344

Sawai Group Holdings Co. Ltd.	14,124	518,995

Seikagaku Corp.	10,000	72,091

Towa Pharmaceutical Co. Ltd.	13,700	310,176

Tsumura & Co.	18,100	477,199

ZERIA Pharmaceutical Co. Ltd.(a)	14,500	227,460

Total Pharmaceuticals		3,247,318

Professional Services – 1.4%

Altech Corp.	12,360	191,548

en Japan, Inc.	4,900	119,174

Forum Engineering, Inc.(a)	23,200	155,782

FULLCAST Holdings Co. Ltd.	8,500	183,551

Funai Soken Holdings, Inc.	9,810	178,540

IR Japan Holdings Ltd.(a)	1,800	64,585

JAC Recruitment Co. Ltd.	26,800	409,148

LIKE, Inc.(a)	8,000	135,250

Link and Motivation, Inc.(a)	11,700	52,535

Meitec Corp.	10,100	553,368

Nomura Co. Ltd.	30,000	226,900

Outsourcing, Inc.	6,700	70,160

Pasona Group, Inc.	6,200	125,916

Tanseisha Co. Ltd.	13,300	87,553

UT Group Co. Ltd.	4,100	104,886

World Holdings Co. Ltd.(a)	7,500	145,211

YAMADA Consulting Group Co. Ltd.	11,100	108,005

Total Professional Services		2,912,112

Real Estate Management & Development – 1.9%

Aoyama Zaisan Networks Co. Ltd.(a)	12,600	128,102

CRE, Inc.	7,200	106,302

Daibiru Corp.*(a)	21,400	387,007

Dear Life Co. Ltd.(a)	41,600	181,652

Goldcrest Co. Ltd.	17,800	247,257

Heiwa Real Estate Co. Ltd.(a)	11,968	389,977

Ichigo, Inc.	133,300	345,949

Katitas Co. Ltd.	8,500	236,704

Keihanshin Building Co. Ltd.	18,000	222,303

SAMTY Co. Ltd.	26,500	480,330

Shinoken Group Co. Ltd.	25,300	213,864

Starts Corp., Inc.	15,400	304,384

Sun Frontier Fudousan Co. Ltd.	57,300	495,695

Takara Leben Co. Ltd.	95,400	235,012

Total Real Estate Management & Development		3,974,538

Road & Rail – 1.2%

Alps Logistics Co. Ltd.	16,400	145,117

Fukuyama Transporting Co. Ltd.(a)	6,911	207,828

Hamakyorex Co. Ltd.	5,400	127,643

Maruzen Showa Unyu Co. Ltd.(a)	6,000	156,457

Nankai Electric Railway Co. Ltd.	15,800	307,604

Nikkon Holdings Co. Ltd.	24,660	415,487

Nishi-Nippon Railroad Co. Ltd.(a)	9,000	198,945

Sakai Moving Service Co. Ltd.	3,300	115,007

Seino Holdings Co. Ltd.	46,600	427,703

Senko Group Holdings Co. Ltd.	75,656	559,745

Total Road & Rail		2,661,536

Semiconductors & Semiconductor Equipment – 1.2%

Ferrotec Holdings Corp.	4,600	104,260

Furuya Metal Co. Ltd.	1,200	102,229

Japan Material Co. Ltd.	13,300	190,665

MegaChips Corp.	3,000	93,429

Micronics Japan Co. Ltd.	9,100	125,507

Mimasu Semiconductor Industry Co. Ltd.	5,827	123,093

Mitsui High-Tec, Inc.	2,500	256,437

Optorun Co. Ltd.	11,700	202,913

Shibaura Mechatronics Corp.	1,600	113,631

Tokyo Seimitsu Co. Ltd.	14,900	599,069

Ulvac, Inc.	9,400	487,909

Yamaichi Electronics Co. Ltd.(a)	12,700	196,399

Total Semiconductors & Semiconductor Equipment		2,595,541

See Notes to Financial Statements.

78	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

March 31, 2022

Investments	Shares	Value

Software – 0.8%

Broadleaf Co. Ltd.	300	$912

Computer Engineering & Consulting Ltd.	18,100	191,476

Cresco Ltd.	10,200	165,217

Cybernet Systems Co. Ltd.(a)	25,400	155,277

Fuji Soft, Inc.	3,900	197,932

Fukui Computer Holdings, Inc.(a)	3,600	96,395

Miroku Jyoho Service Co. Ltd.	12,100	141,960

Scala, Inc.	14,700	91,440

SRA Holdings(a)	15,000	343,440

Systena Corp.(a)	54,200	192,463

WingArc1st, Inc.	3,500	40,919

Total Software		1,617,431

Specialty Retail – 3.3%

Adastria Co. Ltd.	15,800	249,546

Alleanza Holdings Co. Ltd.	20,100	161,297

Alpen Co. Ltd.	8,700	146,726

Arcland Sakamoto Co. Ltd.(a)	9,416	117,530

Asahi Co. Ltd.	15,700	171,649

Autobacs Seven Co. Ltd.	61,400	680,395

Bic Camera, Inc.(a)	28,500	254,064

Chiyoda Co. Ltd.	4,091	24,807

DCM Holdings Co. Ltd.	55,945	485,817

EDION Corp.(a)	56,539	528,707

Honeys Holdings Co. Ltd.	19,900	171,333

IDOM, Inc.	13,500	80,972

JINS Holdings, Inc.	2,100	99,831

Joshin Denki Co. Ltd.	12,500	197,940

Joyful Honda Co. Ltd.	21,000	259,526

K’s Holdings Corp.	106,800	1,111,336

Kohnan Shoji Co. Ltd.	7,800	224,601

Kojima Co. Ltd.	17,900	84,799

Komeri Co. Ltd.	10,837	234,731

Nafco Co. Ltd.(a)	13,800	193,285

Nextage Co. Ltd.	4,800	87,755

Nojima Corp.	10,100	192,805

PAL GROUP Holdings Co. Ltd.	10,500	134,262

PC Depot Corp.(a)	11,900	29,707

T-Gaia Corp.	26,800	361,455

VT Holdings Co. Ltd.(a)	57,600	211,655

Xebio Holdings Co. Ltd.	12,700	99,089

Yellow Hat Ltd.	29,400	380,777

Total Specialty Retail		6,976,397

Technology Hardware, Storage & Peripherals – 1.5%

Eizo Corp.	8,700	257,326

Elecom Co. Ltd.	26,900	326,235

Konica Minolta, Inc.(a)	335,800	1,427,582

MCJ Co. Ltd.	33,900	260,028

Riso Kagaku Corp.	9,700	158,557

Roland DG Corp.	5,100	142,023

Toshiba TEC Corp.	6,700	271,312

Wacom Co. Ltd.(a)	40,811	317,073

Total Technology Hardware, Storage & Peripherals		3,160,136

Textiles, Apparel & Luxury Goods – 0.9%

Baroque Japan Ltd.(a)	19,900	128,213

Fujibo Holdings, Inc.	4,900	139,683

Gunze Ltd.	7,183	221,630

Japan Wool Textile Co. Ltd.	32,625	239,765

Kurabo Industries Ltd.	13,476	195,076

Onward Holdings Co. Ltd.(a)	66,033	139,274

Seiko Holdings Corp.	11,400	215,461

Seiren Co. Ltd.(a)	13,411	245,735

Wacoal Holdings Corp.	12,900	195,772

Yondoshi Holdings, Inc.	18,600	251,320

Total Textiles, Apparel & Luxury Goods		1,971,929

Thrifts & Mortgage Finance – 0.1%

Aruhi Corp.(a)	22,500	184,820

Trading Companies & Distributors – 3.0%

Advan Group Co. Ltd.	22,900	169,804

Alconix Corp.	10,600	122,178

Chori Co. Ltd.	12,200	176,806

Daiichi Jitsugyo Co. Ltd.	4,000	140,721

Hanwa Co. Ltd.	8,022	214,140

Inaba Denki Sangyo Co. Ltd.	24,288	497,066

Inabata & Co. Ltd.(a)	48,241	819,948

Kamei Corp.	17,400	144,504

Kanamoto Co. Ltd.	13,928	229,733

Kanematsu Corp.	39,600	437,843

Kokusai Pulp & Paper Co. Ltd.	46,500	121,829

Nagase & Co. Ltd.	36,804	552,174

Nichiden Corp.	8,400	149,280

Nippon Steel Trading Corp.	18,500	809,351

Nishio Rent All Co. Ltd.	8,500	195,877

Onoken Co. Ltd.(a)	24,100	306,177

Sanyo Trading Co. Ltd.(a)	21,600	175,647

Sato Shoji Corp.(a)	13,500	128,243

Shinsho Corp.	6,300	184,783

Trusco Nakayama Corp.	10,200	201,605

Wakita & Co. Ltd.	23,200	191,143

Yamazen Corp.(a)	23,806	185,152

Yuasa Trading Co. Ltd.	9,400	224,284

Total Trading Companies & Distributors		6,378,288

Transportation Infrastructure – 0.6%

Kamigumi Co. Ltd.	34,400	623,522

Mitsubishi Logistics Corp.	21,900	548,515

Nissin Corp.	11,100	149,433

Total Transportation Infrastructure		1,321,470

Wireless Telecommunication Services – 0.3%

Okinawa Cellular Telephone Co.	14,900	605,207
TOTAL COMMON STOCKS (Cost: $251,434,729)		209,245,776

EXCHANGE-TRADED FUND – 0.2%

United States – 0.2%

WisdomTree Japan Hedged Equity Fund(a)(b) (Cost: $373,558)	5,946	380,663

See Notes to Financial Statements.

WisdomTree Trust	79

Schedule of Investments (concluded)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

March 31, 2022

Investments	Shares	Value

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 7.3%

United States – 7.3%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.25%(c)
(Cost: $15,529,924)	15,529,924	$15,529,924

TOTAL INVESTMENTS IN SECURITIES – 105.6% (Cost: $267,338,211)		225,156,363

Other Assets less Liabilities – (5.6)%		(12,008,010)

NET ASSETS – 100.0%		$213,148,353
*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at March 31, 2022 (See Note 2). At March 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $27,816,238 and the total market value of the collateral held by the Fund was $29,602,983. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $14,073,059.

(b)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

(c)	Rate shown represents annualized 7-day yield as of March 31, 2022.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended March 31, 2022 were as follows:

Affiliate	Value at 3/31/2021	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/2022	Dividend Income
WisdomTree Japan Hedged Equity Fund	$572,793	$1,360,751	$1,558,417	$23,041	$(17,505)	$380,663	$9,785

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
UBS AG	4/1/2022	164,074	USD	20,000,000	JPY	$—	$(704)

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of March 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks
Banks	$17,783,604	$176,456	$—	$17,960,060
Other	191,285,716	—	—	191,285,716
Exchange-Traded Fund	380,663	—	—	380,663
Investment of Cash Collateral for Securities Loaned	—	15,529,924	—	15,529,924
Total Investments in Securities	$209,449,983	$15,706,380	$—	$225,156,363
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(704)	$—	$(704)
Total – Net	$209,449,983	$15,705,676	$—	$225,155,659
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

80	WisdomTree Trust

Statements of Assets and Liabilities

WisdomTree Trust

March 31, 2022

	WisdomTree Europe Quality Dividend Growth Fund	WisdomTree Europe SmallCap Dividend Fund	WisdomTree International AI Enhanced Value Fund	WisdomTree International Equity Fund	WisdomTree International High Dividend Fund
ASSETS:

Investments, at cost	$69,564,989	$310,281,873	$132,047,932	$545,067,101	$190,551,227

Investment in affiliates, at cost (Note 3)	—	1,150,589	—	—	860,270

Foreign currency, at cost	9,950	356,500	458,857	290,086	262,695
Investments in securities, at value[1,2] (Note 2)	73,255,219	306,679,682	123,060,883	650,444,919	205,892,300

Investment in affiliates, at value (Note 3)	—	1,141,154	—	—	882,052

Cash	66,170	4,273	—	172,916	69,739

Foreign currency, at value	9,965	356,180	459,358	290,532	262,547

Unrealized appreciation on foreign currency contracts	—	43	—	10	—

Receivables:

Investment securities sold[3]	—	943,795	243,839	151,239	—

Capital shares sold	1,593,648	—	—	—	6,012,070

Dividends	450,763	543,380	900,098	3,820,350	1,658,517

Securities lending income	860	25,843	6,474	55,289	20,980

Foreign tax reclaims	190,338	1,281,247	180,604	1,294,670	359,114

Other (Note 6)	—	92,651	—	—	—
Total Assets	75,566,963	311,068,248	124,851,256	656,229,925	215,157,319
LIABILITIES:

Due to custodian	—	—	302,393	—	—

Unrealized depreciation on foreign currency contracts	—	1,898	650	—	125

Payables:

Cash collateral received for securities loaned (Note 2)	1,594,908	13,466,722	2,906,969	21,556,486	7,485,308

Investment securities purchased	1,591,648	1,147,344	—	—	5,943,781

Advisory fees (Note 3)	33,797	139,428	58,956	242,866	93,206

Service fees (Note 2)	256	1,057	449	2,226	709

Other (Note 6)	—	506,107	—	—	—
Total Liabilities	3,220,609	15,262,556	3,269,417	21,801,578	13,523,129
NET ASSETS	$72,346,354	$295,805,692	$121,581,839	$634,428,347	$201,634,190
NET ASSETS:

Paid-in capital	$74,372,242	$559,387,408	$188,824,633	$696,823,268	$266,165,206

Total distributable earnings (loss)	(2,025,888)	(263,581,716)	(67,242,794)	(62,394,921)	(64,531,016)
NET ASSETS	$72,346,354	$295,805,692	$121,581,839	$634,428,347	$201,634,190
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	2,300,000	4,350,000	3,000,000	11,950,000	5,050,000
Net asset value per share	$31.45	$68.00	$40.53	$53.09	$39.93
[1] Includes market value of securities out on loan of:	$2,416,370	$25,439,370	$7,864,166	$37,387,164	$11,102,120
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).
[3] Includes market value of securities out on loan, which were sold and pending settlement, of:	—	—	$205,764	—	—

See Notes to Financial Statements.

WisdomTree Trust	81

Statements of Assets and Liabilities (continued)

WisdomTree Trust

March 31, 2022

	WisdomTree International LargeCap Dividend Fund	WisdomTree International MidCap Dividend Fund	WisdomTree International Multifactor Fund	WisdomTree International Quality Dividend Growth Fund	WisdomTree International SmallCap Dividend Fund
ASSETS:

Investments, at cost	$321,483,903	$140,837,403	$31,090,386	$371,538,823	$1,360,529,754

Investment in affiliates, at cost (Note 3)	—	—	—	—	8,085,881

Foreign currency, at cost	217,142	180,719	29,041	197,423	1,266,970
Investments in securities, at value[1,2] (Note 2)	387,368,230	144,382,459	32,953,139	378,434,082	1,370,957,079

Investment in affiliates, at value (Note 3)	—	—	—	—	7,857,981

Cash	15,183	8,785	15,945	233,708	34,725

Foreign currency, at value	217,032	181,013	29,044	197,266	1,268,952

Unrealized appreciation on foreign currency contracts	—	—	306,658	—	1,709

Receivables:

Investment securities sold	—	—	—	8,993,482	2,406,240

Dividends	2,308,335	812,410	169,960	2,586,146	8,625,924

Securities lending income	41,259	5,965	—	6,094	79,762

Foreign tax reclaims	1,148,952	176,795	60,206	439,346	2,458,980
Total Assets	391,098,991	145,567,427	33,534,952	390,890,124	1,393,691,352
LIABILITIES:

Unrealized depreciation on foreign currency contracts	—	—	242,479	—	—

Payables:

Cash collateral received for securities loaned (Note 2)	9,140,440	9,649,155	395,563	7,811,502	62,685,810

Capital shares redeemed	—	—	—	9,205,406	—

Advisory fees (Note 3)	150,181	65,036	10,381	132,123	638,013

Service fees (Note 2)	1,377	494	120	1,383	4,855
Total Liabilities	9,291,998	9,714,685	648,543	17,150,414	63,328,678
NET ASSETS	$381,806,993	$135,852,742	$32,886,409	$373,739,710	$1,330,362,674
NET ASSETS:

Paid-in capital	$421,624,170	$161,244,128	$33,798,354	$374,423,803	$1,542,181,498

Total distributable earnings (loss)	(39,817,177)	(25,391,386)	(911,945)	(684,093)	(211,818,824)
NET ASSETS	$381,806,993	$135,852,742	$32,886,409	$373,739,710	$1,330,362,674
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	7,800,000	2,100,000	1,300,000	10,150,000	19,200,000
Net asset value per share	$48.95	$64.69	$25.30	$36.82	$69.29
[1] Includes market value of securities out on loan of:	$11,166,656	$15,604,390	$1,235,414	$15,950,630	$126,323,648
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

82	WisdomTree Trust

Statements of Assets and Liabilities (concluded)

WisdomTree Trust

March 31, 2022

WisdomTree Japan SmallCap Dividend Fund
ASSETS:

Investments, at cost	$266,964,653

Investment in affiliates, at cost (Note 3)	373,558

Foreign currency, at cost	349,097

Investments in securities, at value[1,2] (Note 2)	224,775,700

Investment in affiliates, at value (Note 3)	380,663

Cash	35,024

Foreign currency, at value	346,027

Receivables:

Dividends	3,243,279

Securities lending income	5,393
Total Assets	228,786,086
LIABILITIES:

Unrealized depreciation on foreign currency contracts	704

Payables:

Cash collateral received for securities loaned (Note 2)	15,529,924

Advisory fees (Note 3)	106,298

Service fees (Note 2)	807
Total Liabilities	15,637,733
NET ASSETS	$213,148,353
NET ASSETS:

Paid-in capital	$351,765,679

Total distributable earnings (loss)	(138,617,326)
NET ASSETS	$213,148,353
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	3,200,000
Net asset value per share	$66.61
[1] Includes market value of securities out on loan of:	$27,816,238
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

WisdomTree Trust	83

Statements of Operations

WisdomTree Trust

For the Year Ended March 31, 2022

	WisdomTree Europe Quality Dividend Growth Fund	WisdomTree Europe SmallCap Dividend Fund	WisdomTree International AI Enhanced Value Fund	WisdomTree International Equity Fund	WisdomTree International High Dividend Fund
INVESTMENT INCOME:

Dividends	$2,408,360	$11,057,398	$8,260,362	$26,131,617	$10,066,542

Dividends from affiliates (Note 3)	—	38,856	25,790	54,077	52,756

Non-cash dividends	66,103	28,958	93,325	628,520	238,043

Other income (Note 6)	14,935	1,731,316	1,547	18,694	49,429

Securities lending income, net (Note 2)	24,128	295,886	74,992	235,693	69,601

Less:

Foreign withholding taxes on dividends	(195,574)	(1,216,576)	(474,118)	(2,030,050)	(696,523)

IRS closing agreement fee (Note 6)	—	(478,312)	—	—	—
Total investment income	2,317,952	11,457,526	7,981,898	25,038,551	9,779,848
EXPENSES:

Advisory fees (Note 3)	348,976	1,898,200	825,283	2,957,792	1,053,151

Service fees (Note 2)	2,646	14,401	6,260	27,113	7,989

Other fees (Note 6)	4,246	478,225	471	5,137	13,477
Total expenses	355,868	2,390,826	832,014	2,990,042	1,074,617
Expense waivers (Note 3)	—	(1,392)	(612)	(1,120)	(2,110)
Net expenses	355,868	2,389,434	831,402	2,988,922	1,072,507
Net investment income	1,962,084	9,068,092	7,150,496	22,049,629	8,707,341
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	1,594,916	46,208,686	(10,494,711)	(4,333,897)	848,667

Investment transactions in affiliates (Note 3)	—	18,320	42,685	(78,048)	(35,032)

In-kind redemptions	—	3,250,037	23,235,255	10,351,062	1,610,765

Futures contracts	—	(40,770)	—	—	—

Foreign currency contracts	(1,801)	(26,241)	(147,728)	103,107	48,198

Foreign currency related transactions	(7,108)	(206,892)	112,633	(82,875)	(50,491)
Net realized gain	1,586,007	49,203,140	12,748,134	5,959,349	2,422,107
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	(2,618,434)	(56,894,725)	(18,571,678)	453,333	656,219

Investment transactions in affiliates (Note 3)	—	(44,460)	(49,469)	7,071	17,980

Foreign currency contracts	—	(1,228)	(558)	289	31

Translation of assets and liabilities denominated in foreign currencies	(2,533)	(70,217)	(4,531)	(44,986)	(13,417)
Net increase (decrease) in unrealized appreciation/depreciation	(2,620,967)	(57,010,630)	(18,626,236)	415,707	660,813
Net realized and unrealized gain (loss) on investments	(1,034,960)	(7,807,490)	(5,878,102)	6,375,056	3,082,920
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$927,124	$1,260,602	$1,272,394	$28,424,685	$11,790,261

See Notes to Financial Statements.

84	WisdomTree Trust

Statements of Operations (continued)

WisdomTree Trust

For the Year Ended March 31, 2022

	WisdomTree International LargeCap Dividend Fund	WisdomTree International MidCap Dividend Fund	WisdomTree International Multifactor Fund	WisdomTree International Quality Dividend Growth Fund	WisdomTree International SmallCap Dividend Fund
INVESTMENT INCOME:

Dividends	$15,781,019	$6,418,460	$1,127,348	$11,177,863	$55,339,382

Dividends from affiliates (Note 3)	32,483	—	—	—	147,237

Non-cash dividends	291,189	275,375	194,357	5,752	245,830

Other income (Note 6)	47,506	29,874	4,230	—	1,157,323

Securities lending income, net (Note 2)	143,601	50,806	12,600	39,576	962,786

Less: Foreign withholding taxes on dividends	(1,190,220)	(512,995)	(91,531)	(549,211)	(4,932,359)
Total investment income	15,105,578	6,261,520	1,247,004	10,673,980	52,920,199
EXPENSES:

Advisory fees (Note 3)	1,760,954	836,764	139,581	1,250,884	8,334,301

Service fees (Note 2)	16,142	6,348	1,616	13,105	63,225

Other fees (Note 6)	12,698	8,533	1,210	—	335,085
Total expenses	1,789,794	851,645	142,407	1,263,989	8,732,611
Expense waivers (Note 3)	(1,412)	—	—	—	(14,469)
Net expenses	1,788,382	851,645	142,407	1,263,989	8,718,142
Net investment income	13,317,196	5,409,875	1,104,597	9,409,991	44,202,057
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	2,246,569	4,868,992	122,321	(2,631,628)	(16,777,810)

Investment transactions in affiliates (Note 3)	(10,508)	—	—	—	205,875

In-kind redemptions	2,424,295	765,503	685,797	11,769,563	168,573,437

Futures contracts	—	—	—	—	123,276

Foreign currency contracts	69,599	2,201	1,460,164	33,299	127,775

Foreign currency related transactions	(81,436)	(4,659)	8,575	(73,246)	(393,157)
Net realized gain	4,648,519	5,632,037	2,276,857	9,097,988	151,859,396
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	7,278,337	(10,861,131)	(1,877,462)	(21,804,673)	(201,688,534)

Investment transactions in affiliates (Note 3)	—	—	—	—	(499,528)

Foreign currency contracts	—	—	(282,698)	—	(66)

Translation of assets and liabilities denominated in foreign currencies	(3,924)	(3,051)	1,064	16,277	(69,046)
Net increase (decrease) in unrealized appreciation/depreciation	7,274,413	(10,864,182)	(2,159,096)	(21,788,396)	(202,257,174)
Net realized and unrealized gain (loss) on investments	11,922,932	(5,232,145)	117,761	(12,690,408)	(50,397,778)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$25,240,128	$177,730	$1,222,358	$(3,280,417)	$(6,195,721)

See Notes to Financial Statements.

WisdomTree Trust	85

Statements of Operations (concluded)

WisdomTree Trust

For the Year Ended March 31, 2022

WisdomTree Japan SmallCap Dividend Fund
INVESTMENT INCOME:

Dividends	$7,127,593

Dividends from affiliates (Note 3)	9,785

Securities lending income, net (Note 2)	47,183

Less: Foreign withholding taxes on dividends	(712,799)
Total investment income	6,471,762
EXPENSES:

Advisory fees (Note 3)	1,285,764

Service fees (Note 2)	9,754
Total expenses	1,295,518
Expense waivers (Note 3)	(545)
Net expenses	1,294,973
Net investment income	5,176,789
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(2,401,668)

Investment transactions in affiliates (Note 3)	23,041

In-kind redemptions	1,979,887

Foreign currency contracts	5,732

Foreign currency related transactions	(64,138)
Net realized loss	(457,146)
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	(29,528,699)

Investment transactions in affiliates (Note 3)	(17,505)

Foreign currency contracts	(704)

Translation of assets and liabilities denominated in foreign currencies	12,136
Net decrease in unrealized appreciation/depreciation	(29,534,772)
Net realized and unrealized loss on investments	(29,991,918)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(24,815,129)

See Notes to Financial Statements.

86	WisdomTree Trust

Statements of Changes in Net Assets

WisdomTree Trust

	WisdomTree Europe Quality Dividend Growth Fund		WisdomTree Europe SmallCap Dividend Fund		WisdomTree International AI Enhanced Value Fund

	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$1,962,084	$820,555	$9,068,092	$7,372,415	$7,150,496	$5,424,734

Net realized gain (loss) on investments, futures contracts, foreign currency contracts and foreign currency related transactions	1,586,007	(239,556)	49,203,140	(53,060,466)	12,748,134	(18,254,097)

Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(2,620,967)	10,913,286	(57,010,630)	213,654,157	(18,626,236)	54,197,622
Net increase in net assets resulting from operations	927,124	11,494,285	1,260,602	167,966,106	1,272,394	41,368,259
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(1,969,811)	(828,773)	(8,828,002)	(7,149,556)	(7,009,725)	(5,359,954)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	26,532,909	13,027,760	11,158,363	—	86,530,850	10,968,590

Cost of shares redeemed	—	(2,287,610)	(18,012,335)	(170,820,367)	(103,559,834)	(8,689,913)
Net increase (decrease) in net assets resulting from capital share transactions	26,532,909	10,740,150	(6,853,972)	(170,820,367)	(17,028,984)	2,278,677
Net Increase (Decrease) in Net Assets	25,490,222	21,405,662	(14,421,372)	(10,003,817)	(22,766,315)	38,286,982
NET ASSETS:

Beginning of year	$46,856,132	$25,450,470	$310,227,064	$320,230,881	$144,348,154	$106,061,172

End of year	$72,346,354	$46,856,132	$295,805,692	$310,227,064	$121,581,839	$144,348,154
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	1,500,000	1,150,000	4,450,000	7,800,000	3,400,000	3,350,000

Shares created	800,000	450,000	150,000	—	2,000,000	300,000

Shares redeemed	—	(100,000)	(250,000)	(3,350,000)	(2,400,000)	(250,000)
Shares outstanding, end of year	2,300,000	1,500,000	4,350,000	4,450,000	3,000,000	3,400,000

See Notes to Financial Statements.

WisdomTree Trust	87

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree International Equity Fund		WisdomTree International High Dividend Fund		WisdomTree International LargeCap Dividend Fund

	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$22,049,629	$18,365,088	$8,707,341	$7,741,073	$13,317,196	$11,482,700

Net realized gain (loss) on investments, foreign currency contracts and foreign currency related transactions	5,959,349	(51,932,857)	2,422,107	(33,380,026)	4,648,519	(45,575,900)

Net increase in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	415,707	218,558,249	660,813	82,656,425	7,274,413	131,333,175
Net increase in net assets resulting from operations	28,424,685	184,990,480	11,790,261	57,017,472	25,240,128	97,239,975
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(22,558,337)	(18,281,531)	(8,671,887)	(7,456,513)	(13,525,175)	(11,449,209)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	64,690,387	4,792,891	21,973,614	7,623,205	24,586,877	—

Cost of shares redeemed	(38,753,146)	(149,786,802)	(6,142,830)	(48,734,895)	(7,211,803)	(60,695,563)
Net increase (decrease) in net assets resulting from capital share transactions	25,937,241	(144,993,911)	15,830,784	(41,111,690)	17,375,074	(60,695,563)
Net Increase in Net Assets	31,803,589	21,715,038	18,949,158	8,449,269	29,090,027	25,095,203
NET ASSETS:

Beginning of year	$602,624,758	$580,909,720	$182,685,032	$174,235,763	$352,716,966	$327,621,763

End of year	$634,428,347	$602,624,758	$201,634,190	$182,685,032	$381,806,993	$352,716,966
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	11,450,000	14,650,000	4,650,000	5,900,000	7,450,000	8,900,000

Shares created	1,250,000	100,000	550,000	200,000	500,000	—

Shares redeemed	(750,000)	(3,300,000)	(150,000)	(1,450,000)	(150,000)	(1,450,000)
Shares outstanding, end of year	11,950,000	11,450,000	5,050,000	4,650,000	7,800,000	7,450,000

See Notes to Financial Statements.

88	WisdomTree Trust

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree International MidCap Dividend Fund		WisdomTree International Multifactor Fund		WisdomTree International Quality Dividend Growth Fund

	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$5,409,875	$4,207,045	$1,104,597	$1,047,145	$9,409,991	$3,807,514

Net realized gain on investments, foreign currency contracts and foreign currency related transactions	5,632,037	246,722	2,276,857	2,213,654	9,097,988	5,706,481

Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(10,864,182)	57,471,320	(2,159,096)	5,685,459	(21,788,396)	38,714,663
Net increase (decrease) in net assets resulting from operations	177,730	61,925,087	1,222,358	8,946,258	(3,280,417)	48,228,658
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(5,307,913)	(4,319,792)	(1,281,800)	(1,004,586)	(8,948,267)	(3,650,231)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	—	—	—	13,784,134	236,774,497	97,332,082

Cost of shares redeemed	(3,421,536)	(82,613,821)	(5,192,465)	(16,995,212)	(41,113,302)	(20,154,625)
Net increase (decrease) in net assets resulting from capital share transactions	(3,421,536)	(82,613,821)	(5,192,465)	(3,211,078)	195,661,195	77,177,457
Net Increase (Decrease) in Net Assets	(8,551,719)	(25,008,526)	(5,251,907)	4,730,594	183,432,511	121,755,884
NET ASSETS:

Beginning of year	$144,404,461	$169,412,987	$38,138,316	$33,407,722	$190,307,199	$68,551,315

End of year	$135,852,742	$144,404,461	$32,886,409	$38,138,316	$373,739,710	$190,307,199
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	2,150,000	3,600,000	1,500,000	1,600,000	5,150,000	2,650,000

Shares created	—	—	—	600,000	6,050,000	3,100,000

Shares redeemed	(50,000)	(1,450,000)	(200,000)	(700,000)	(1,050,000)	(600,000)
Shares outstanding, end of year	2,100,000	2,150,000	1,300,000	1,500,000	10,150,000	5,150,000

See Notes to Financial Statements.

WisdomTree Trust	89

Statements of Changes in Net Assets (concluded)

WisdomTree Trust

	WisdomTree International SmallCap Dividend Fund		WisdomTree Japan SmallCap Dividend Fund

	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$44,202,057	$33,397,978	$5,176,789	$3,791,440

Net realized gain (loss) on investments, futures contracts, foreign currency contracts and foreign currency related transactions	151,859,396	(40,625,800)	(457,146)	(840,712)

Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(202,257,174)	562,247,872	(29,534,772)	60,817,334
Net increase (decrease) in net assets resulting from operations	(6,195,721)	555,020,050	(24,815,129)	63,768,062
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(47,038,894)	(35,298,828)	(4,540,106)	(5,773,349)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	381,404,109	—	70,804,885	7,761,522

Cost of shares redeemed	(401,325,182)	(277,642,196)	(18,441,877)	(113,118,986)
Net increase (decrease) in net assets resulting from capital share transactions	(19,921,073)	(277,642,196)	52,363,008	(105,357,464)
Net Increase (Decrease) in Net Assets	(73,155,688)	242,079,026	23,007,773	(47,362,751)
NET ASSETS:

Beginning of year	$1,403,518,362	$1,161,439,336	$190,140,580	$237,503,331

End of year	$1,330,362,674	$1,403,518,362	$213,148,353	$190,140,580
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	19,450,000	24,050,000	2,500,000	4,050,000

Shares created	5,050,000	—	950,000	100,000

Shares redeemed	(5,300,000)	(4,600,000)	(250,000)	(1,650,000)
Shares outstanding, end of year	19,200,000	19,450,000	3,200,000	2,500,000

See Notes to Financial Statements.

90	WisdomTree Trust

Financial Highlights

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Europe Quality Dividend Growth Fund	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Period Ended March 31, 2019	For the Period Ended March 31, 2018
Net asset value, beginning of year	$31.24	$22.13	$25.06	$26.24	$23.17
Investment operations:

Net investment income[1]	1.08	0.66	0.62	0.61	0.53

Net realized and unrealized gain (loss)	0.21 ^	9.10	(2.93)	(1.05)	2.94
Total from investment operations	1.29 ^	9.76	(2.31)	(0.44)	3.47
Dividends to shareholders:

Net investment income	(1.08)	(0.65)	(0.62)	(0.74)	(0.40)
Net asset value, end of year	$31.45	$31.24	$22.13	$25.06	$26.24

TOTAL RETURN[2]	4.02%	44.43%	(9.46)%	(1.62)%	15.03%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$72,346	$46,856	$25,450	$41,342	$72,163

Ratios to average net assets of:

Expenses	0.59%[3]	0.58%	0.58%	0.58%	0.58%

Net investment income	3.26%	2.37%	2.42%	2.41%	2.02%
Portfolio turnover rate[4]	53%	61%	43%	42%	18%

WisdomTree Europe SmallCap Dividend Fund	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
Net asset value, beginning of year	$69.71	$41.06	$58.54	$69.55	$59.16
Investment operations:

Net investment income[1]	2.03	1.31	2.43	2.57	1.88

Net realized and unrealized gain (loss)	(1.79)	28.62	(17.41)	(10.87)	10.39
Total from investment operations	0.24	29.93	(14.98)	(8.30)	12.27
Dividends to shareholders:

Net investment income	(1.95)	(1.28)	(2.50)	(2.71)	(1.88)
Net asset value, end of year	$68.00	$69.71	$41.06	$58.54	$69.55

TOTAL RETURN[2]	0.18%	73.76%	(26.54)%	(12.19)%	20.94%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$295,806	$310,227	$320,231	$667,402	$1,224,082

Ratios to average net assets[5] of:

Expenses[6]	0.73%[3]	0.58%	0.58%	0.58%	0.58%

Net investment income	2.77%	2.39%	4.15%	4.06%	2.76%
Portfolio turnover rate[4]	68%	92%	50%	52%	33%
^

The amount per share does not correspond with the amount reported within the Statements of Changes due to the timing of capital share transactions of Fund shares and fluctuating market values during the fiscal year.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees for the WisdomTree Europe SmallCap Dividend Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Included in the expense ratio are “Other fees” described in Note 6. Without these expenses, the expense ratio would have been 0.58%.

[4]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[5]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[6]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

See Notes to Financial Statements.

WisdomTree Trust	91

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree International AI Enhanced Value Fund	For the Year Ended March 31, 2022^	For the Year Ended March 31, 2021^	For the Year Ended March 31, 2020^	For the Year Ended March 31, 2019^	For the Year Ended March 31, 2018^
Net asset value, beginning of year	$42.46	$31.66	$41.19	$43.18	$39.72
Investment operations:

Net investment income[1]	2.14	1.64	1.69	1.74	1.58

Net realized and unrealized gain (loss)	(1.98)	10.78	(9.52)	(1.98)	3.45
Total from investment operations	0.16	12.42	(7.83)	(0.24)	5.03
Dividends to shareholders:

Net investment income	(2.09)	(1.62)	(1.70)	(1.75)	(1.57)
Net asset value, end of year	$40.53	$42.46	$31.66	$41.19	$43.18

TOTAL RETURN[2]	0.30%	39.87%	(19.77)%	(0.49)%	12.84%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$121,582	$144,348	$106,061	$179,189	$198,646

Ratios to average net assets[3] of:

Expenses[4]	0.58%[5]	0.58%	0.58%	0.58%	0.58%

Net investment income	5.03%	4.34%	4.17%	4.17%	3.73%
Portfolio turnover rate[6]	99%[8,9]	61%	45%	41%	35%

WisdomTree International Equity Fund	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
Net asset value, beginning of year	$52.63	$39.65	$50.59	$54.63	$49.57
Investment operations:

Net investment income[1]	1.94	1.47	1.69	1.86	1.70

Net realized and unrealized gain (loss)	0.50	12.99	(10.88)	(3.98)	4.98
Total from investment operations	2.44	14.46	(9.19)	(2.12)	6.68
Dividends to shareholders:

Net investment income	(1.98)	(1.48)	(1.75)	(1.92)	(1.62)
Net asset value, end of year	$53.09	$52.63	$39.65	$50.59	$54.63

TOTAL RETURN[2]	4.62%	36.92%	(18.80)%	(3.89)%	13.61%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$634,428	$602,625	$580,910	$837,260	$914,993

Ratios to average net assets[3] of:

Expenses[4]	0.49%[7]	0.48%	0.48%	0.48%	0.48%

Net investment income	3.58%	3.13%	3.36%	3.59%	3.15%
Portfolio turnover rate[6]	31%	47%	23%	15%	19%
^

The information reflects the investment objective and strategy of the WisdomTree International Dividend ex-Financials Fund through January 17, 2022 and the investment objective and strategy of the WisdomTree International AI Enhanced Value Fund thereafter.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[4]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[5]	Included in the expense ratio are “Other fees” described in Note 6. Without these expenses, the expense ratio would have been unchanged.

[6]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[7]	Included in the expense ratio are “Other fees” described in Note 6. Without these expenses, the expense ratio would have been 0.48%.

[8]	The increase in the portfolio turnover rate was primarily a result of the change in investment objective and strategy on January 18, 2022.

[9]	On January 7, 2022, Voya Investment Management Co., LLC replaced Mellon Investments Corporation as sub-advisor to the Fund.

See Notes to Financial Statements.

92	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree International High Dividend Fund	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
Net asset value, beginning of year	$39.29	$29.53	$40.30	$43.25	$40.39
Investment operations:

Net investment income[1]	1.90	1.54	1.65	1.78	1.66

Net realized and unrealized gain (loss)	0.63	9.73	(10.75)	(2.89)	2.79
Total from investment operations	2.53	11.27	(9.10)	(1.11)	4.45
Dividends to shareholders:

Net investment income	(1.89)	(1.51)	(1.67)	(1.84)	(1.59)
Net asset value, end of year	$39.93	$39.29	$29.53	$40.30	$43.25

TOTAL RETURN[2]	6.61%	38.88%	(23.48)%	(2.53)%	11.12%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$201,634	$182,685	$174,236	$251,852	$335,180

Ratios to average net assets[3] of:

Expenses[4]	0.59%[5]	0.58%	0.58%	0.58%	0.58%

Net investment income	4.80%	4.43%	4.18%	4.32%	3.83%
Portfolio turnover rate[6]	40%	57%	34%	24%	26%

WisdomTree International LargeCap Dividend Fund	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
Net asset value, beginning of year	$47.34	$36.81	$46.37	$49.48	$45.45
Investment operations:

Net investment income[1]	1.79	1.42	1.56	1.81	1.62

Net realized and unrealized gain (loss)	1.63	10.55	(9.52)	(3.09)	3.97
Total from investment operations	3.42	11.97	(7.96)	(1.28)	5.59
Dividends to shareholders:

Net investment income	(1.81)	(1.44)	(1.60)	(1.83)	(1.56)
Net asset value, end of year	$48.95	$47.34	$36.81	$46.37	$49.48

TOTAL RETURN[2]	7.27%	32.91%	(17.78)%	(2.55)%	12.41%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$381,807	$352,717	$327,622	$389,510	$442,860

Ratios to average net assets[3] of:

Expenses[4]	0.49%[7]	0.48%	0.48%	0.48%	0.48%

Net investment income	3.63%	3.33%	3.38%	3.83%	3.30%
Portfolio turnover rate[6]	30%	38%	14%	14%	16%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[4]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[5]	Included in the expense ratio are “Other fees” described in Note 6. Without these expenses, the expense ratio would have been 0.58%.

[6]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[7]	Included in the expense ratio are “Other fees” described in Note 6. Without these expenses, the expense ratio would have been 0.48%.

See Notes to Financial Statements.

WisdomTree Trust	93

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree International MidCap Dividend Fund	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
Net asset value, beginning of year	$67.16	$47.06	$61.98	$68.12	$59.88
Investment operations:

Net investment income[1]	2.54	1.51	2.03	2.00	1.84

Net realized and unrealized gain (loss)	(2.53)	20.12	(14.87)	(6.17)	8.17
Total from investment operations	0.01	21.63	(12.84)	(4.17)	10.01
Dividends to shareholders:

Net investment income	(2.48)	(1.53)	(2.08)	(1.97)	(1.77)
Net asset value, end of year	$64.69	$67.16	$47.06	$61.98	$68.12

TOTAL RETURN[2]	(0.13)%	46.54%	(21.43)%	(6.16)%	16.87%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$135,853	$144,404	$169,413	$278,924	$286,089

Ratios to average net assets of:

Expenses	0.59%[3]	0.58%	0.58%	0.58%[4,5]	0.58%[4,5]

Net investment income	3.75%	2.63%	3.30%	3.12%[4]	2.76%[4]
Portfolio turnover rate[6]	44%	62%	33%	28%	23%

WisdomTree International Multifactor Fund	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Period August 10, 2018* through March 31, 2019
Net asset value, beginning of period	$25.43	$20.88	$24.72	$24.75
Investment operations:

Net investment income[1]	0.79	0.59	0.75	0.55

Net realized and unrealized gain (loss)	0.00 [7]	4.53	(3.88)	(0.27)
Total from investment operations	0.79	5.12	(3.13)	0.28
Dividends to shareholders:

Net investment income	(0.92)	(0.57)	(0.71)	(0.31)
Net asset value, end of period	$25.30	$25.43	$20.88	$24.72

TOTAL RETURN[2]	3.03%	24.70%	(13.08)%	1.18%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$32,886	$38,138	$33,408	$19,778

Ratios to average net assets of:

Expenses	0.39%[8]	0.38%	0.38%[4,5]	0.38%[9]

Net investment income	3.01%	2.47%	3.04%[4]	3.61%[9]
Portfolio turnover rate[6]	105%	123%	132%	114%
*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Included in the expense ratio are “Other fees” described in Note 6. Without these expenses, the expense ratio would have been 0.58%.

[4]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[5]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[6]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[7]	Amount represents less than $0.005.

[8]	Included in the expense ratio are “Other fees” described in Note 6. Without these expenses, the expense ratio would have been 0.38%.

[9]	Annualized.

See Notes to Financial Statements.

94	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree International Quality Dividend Growth Fund	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Period Ended March 31, 2019	For the Period Ended March 31, 2018
Net asset value, beginning of year	$36.95	$25.87	$28.62	$30.50	$26.14
Investment operations:

Net investment income[1]	1.22	0.91	0.70	0.58	0.65

Net realized and unrealized gain (loss)	(0.27)^	10.98	(2.77)	(1.95)	4.12
Total from investment operations	0.95 ^	11.89	(2.07)	(1.37)	4.77
Dividends to shareholders:

Net investment income	(1.08)	(0.81)	(0.68)	(0.51)	(0.41)
Net asset value, end of year	$36.82	$36.95	$25.87	$28.62	$30.50

TOTAL RETURN[2]	2.46%	46.22%	(7.43)%	(4.43)%	18.33%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$373,740	$190,307	$68,551	$71,541	$24,396

Ratios to average net assets of:

Expenses, net of expense waivers	0.42%	0.41%[3]	0.38%[4]	0.38%[4]	0.38%[4]

Expenses, prior to expense waivers	0.42%	0.44%	0.48%	0.48%	0.48%

Net investment income	3.16%	2.73%	2.38%	2.05%	2.18%
Portfolio turnover rate[5]	63%	66%	51%	55%	39%

WisdomTree International SmallCap Dividend Fund	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
Net asset value, beginning of year	$72.16	$48.29	$65.74	$75.80	$65.18
Investment operations:

Net investment income[1]	2.27	1.55	2.36	2.19	2.07

Net realized and unrealized gain (loss)	(2.72)	23.97	(17.32)	(10.01)	10.76
Total from investment operations	(0.45)	25.52	(14.96)	(7.82)	12.83
Dividends to shareholders:

Net investment income	(2.42)	(1.65)	(2.49)	(2.24)	(2.21)
Net asset value, end of year	$69.29	$72.16	$48.29	$65.74	$75.80

TOTAL RETURN[2]	(0.79)%	53.46%	(23.58)%	(10.41)%	19.91%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$1,330,363	$1,403,518	$1,161,439	$1,673,095	$1,940,467

Ratios to average net assets[6] of:

Expenses[7]	0.61%[8]	0.58%	0.58%	0.58%	0.58%

Net investment income	3.08%	2.54%	3.63%	3.15%	2.83%
Portfolio turnover rate[5]	55%	74%	50%	35%	28%
^

The amount per share does not correspond with the amount reported within the Statements of Changes due to the timing of capital share transactions of Fund shares and fluctuating market values during the fiscal year.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]

The investment advisor had contractually agreed to limit the advisory fee to 0.38% through July 31, 2020. On July 31, 2020, the contractual waiver expired and the advisory fee was permanently reduced to 0.42%.

[4]	Effective April 7, 2016, the investment advisor contractually agreed to limit the advisory fee to 0.38% through July 31, 2020, unless earlier terminated by the Board of Trustees of the Trust.

[5]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[6]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[7]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[8]	Included in the expense ratio are “Other fees” described in Note 6. Without these expenses, the expense ratio would have been 0.58%.

See Notes to Financial Statements.

WisdomTree Trust	95

Financial Highlights (concluded)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Japan SmallCap Dividend Fund	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
Net asset value, beginning of year	$76.06	$58.64	$68.10	$80.93	$66.48
Investment operations:

Net investment income[1]	1.71	1.17	1.14	1.00	1.47

Net realized and unrealized gain (loss)	(9.68)	18.13	(8.95)	(12.61)	14.27
Total from investment operations	(7.97)	19.30	(7.81)	(11.61)	15.74
Dividends to shareholders:

Net investment income	(1.48)	(1.88)	(1.65)	(1.22)	(1.29)
Net asset value, end of year	$66.61	$76.06	$58.64	$68.10	$80.93

TOTAL RETURN[2]	(10.62)%	33.27%	(11.85)%	(14.38)%	23.84%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$213,148	$190,141	$237,503	$616,294	$1,100,591

Ratios to average net assets[3] of:

Expenses[4]	0.58%	0.58%	0.58%	0.58%	0.58%

Net investment income	2.34%	1.73%	1.67%	1.35%	1.94%
Portfolio turnover rate[5]	36%	43%	38%	42%	18%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[4]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[5]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

96	WisdomTree Trust

Notes to Financial Statements

1. ORGANIZATION

WisdomTree Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust on December 15, 2005 and is authorized to have multiple series of portfolios (each a “Fund”, collectively, the “Funds”). These notes relate only to the Funds listed below. In accordance with Accounting Standards Codification Topic 946, Financial Services-Investment Companies, each Fund listed below qualifies as an investment company and is applying the accounting and reporting guidance for investment companies.

Fund	Commencement of Operations
WisdomTree Europe Quality Dividend Growth Fund (“Europe Quality Dividend Growth Fund”)	May 7, 2014
WisdomTree Europe SmallCap Dividend Fund (“Europe SmallCap Dividend Fund”)	June 16, 2006
WisdomTree International AI Enhanced Value Fund (“International AI Enhanced Value Fund”) (formerly, WisdomTree International Dividend ex-Financials Fund (DOO))	June 16, 2006
WisdomTree International Equity Fund (“International Equity Fund”)	June 16, 2006
WisdomTree International High Dividend Fund (“International High Dividend Fund”)	June 16, 2006
WisdomTree International LargeCap Dividend Fund (“International LargeCap Dividend Fund”)	June 16, 2006
WisdomTree International MidCap Dividend Fund (“International MidCap Dividend Fund”)	June 16, 2006
WisdomTree International Multifactor Fund (“International Multifactor Fund”)	August 10, 2018
WisdomTree International Quality Dividend Growth Fund (“International Quality Dividend Growth Fund”)	April 7, 2016
WisdomTree International SmallCap Dividend Fund (“International SmallCap Dividend Fund”)	June 16, 2006
WisdomTree Japan SmallCap Dividend Fund (“Japan SmallCap Dividend Fund”)	June 16, 2006

Each Fund, except for the International AI Enhanced Value Fund and International Multifactor Fund, seeks to track the price and yield performance, before fees and expenses, of a particular index (“Index”) developed by WisdomTree Investments, Inc. (“WisdomTree Investments”). Effective January 18, 2022, the International AI Enhanced Value Fund is actively managed using a model-based approach seeking income and capital appreciation. Prior to January 18, 2022, the International AI Enhanced Value Fund was known as the WisdomTree International Dividend ex-Financials Fund which was a passively managed fund that sought to track the price and yield performance, before fees and expenses, of an index developed by WisdomTree Investments. The International Multifactor Fund is actively managed using a model-based approach seeking capital appreciation. WisdomTree Investments is the parent company of WisdomTree Asset Management, Inc. (“WTAM”), the investment adviser to each Fund and the Trust. “WisdomTree” is a registered trademark of WisdomTree Investments and has been licensed for use by the Trust. Each Fund described herein is considered to be non-diversified as defined under the 1940 Act.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believes such exposure to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.

The following is a summary of significant accounting policies followed by the Funds:

Use of Estimates — The preparation of financial statements in conformity with GAAP, requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation — The net asset value (“NAV”) of each Fund’s shares is calculated each day a Fund is open for business as of the regularly scheduled close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time (the “NAV Calculation Time”). NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding. Each Fund issues and redeems shares at NAV only in large blocks of shares known as creation units, which only certain institutions (e.g., broker-dealers) may purchase or redeem. Shares of each Fund are listed on a national securities exchange and trade at market prices. Most investors will buy and sell shares in the secondary market through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV or less than NAV. In calculating each Fund’s NAV, investments are valued under policies approved by the Board of Trustees of the Trust (the “Board of Trustees”). Equity securities (including preferred stock) traded on any recognized U.S. or non-U.S. exchange are valued at the last sale price or official closing price on the exchange on which they are principally traded. Unlisted equity securities (including preferred stock) are valued at the last sale

WisdomTree Trust	97

Notes to Financial Statements (continued)

price or, if no sale price is available, at the mean between the highest bid and lowest ask price. Each Fund may invest in money market funds which are valued at their NAV per share and exchange-traded funds (“ETFs” or “ETF”) or exchange-traded notes (“ETNs” or “ETN”) which are valued at their last sale or official closing price on the exchange on which they are principally traded or at their NAV per share in instances where the ETF or ETN has not traded on its principal exchange. Foreign currency contracts that settle within two business days after the trade date (“Spot Contracts”) and foreign currency contracts having a settlement period greater than two business days after the trade date (“Forward Contracts”) are valued daily using WM/Reuters closing spot and forward rates, respectively, as of 4:00 p.m. London time. Futures contracts generally are valued at the settlement price, the price at which a futures contract settles once a given trading day has ended, on the primary exchange on which they trade.

In certain instances, such as when reliable market valuations are not readily available, a Fund’s investments, which include derivatives, will be fair valued in accordance with the Fund’s pricing policy. The Board of Trustees has established a pricing committee (the “Pricing Committee”) which is comprised of senior representatives of WTAM and which reports to the Board of Trustees on a quarterly basis. In the event that a financial instrument cannot be valued based upon a price from the exchange or system on which it is principally traded, independent pricing service provider or broker-dealer quotation, or such prices are deemed to not reflect current market value, the Pricing Committee may value the financial instrument in good faith under the policies and procedures approved by the Board of Trustees based on current facts and circumstances. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations, securities whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV Calculation Time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Fair Value Measurement — In accordance with Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosures, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Pricing Committee will perform other procedures (consistent with GAAP) to value an investment when a market quote is not available. ASC 820 established a three-tier hierarchy of inputs to be used when determining fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates,

prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Fund’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended (either due to events affecting the issuer of the security specifically or events affecting the primary trading exchange more broadly) or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation or market activity; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets in which the security is traded but before the time as of which a Fund’s NAV is computed and that may materially affect the value of the Fund’s investments).

The valuation techniques and significant inputs used in determining the fair market value measurements for Level 2 and Level 3 positions are as follows:

Financial instruments are generally valued by independent pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. Depending on the type of financial instrument, the independent

98	WisdomTree Trust

Notes to Financial Statements (continued)

pricing service providers’ internal pricing models may use inputs that are observable such as issuer details (e.g., credit rating, debt ranking, coupon date, maturity date, etc.), interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Financial instruments that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate. Over-the-counter financial derivative instruments derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued on the basis of broker-dealer quotations or prices obtained from independent pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative instruments can be estimated by an independent pricing service provider using a series of techniques including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as issuer details, indices, credit risks/spreads, interest rates, yield curves, default and exchange rates. Derivative contracts that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate.

Determination of a fair value by the Pricing Committee may include significant unobservable inputs and therefore such financial instruments would be reflected as a Level 3 of the fair value hierarchy. The Pricing Committee may employ a market-based valuation approach which may use, among other potential considerations, related or comparable securities, recent transactions, market multiples, and other relevant information to determine fair value. The Pricing Committee may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value.

The summary of fair valuations according to the inputs used in valuing each Fund’s assets as of the measurement date is included in a “Fair Valuation Summary” supplementary table in each applicable Fund’s Schedule of Investments.

During the fiscal year ended March 31, 2022, there were no significant transfers into or out of Level 3 of the fair value hierarchy.

Derivatives and Hedging Disclosure — Codification Topic 815 (“ASC 815”), Derivatives and Hedging, requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts as well as gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Funds have invested in derivatives, specifically foreign currency contracts and equity futures contracts during the fiscal year ended March 31, 2022 and open positions in such derivatives as of March 31, 2022 are detailed in each Fund’s Schedule of Investments. All of the derivative instruments disclosed and described herein are subject to risk. Risks may arise upon entering into foreign currency contracts from potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar or each other. The Funds’ derivative agreements may also contain credit-risk related contingent features which include, but are not limited to, a percentage decline in the Funds’ NAV over a specified time period. If an event occurred at March 31, 2022 that triggered a contingent feature, the counterparty to the agreement may require the Funds to post additional collateral or terminate the derivative positions and demand payment. Any collateral posted with respect to the derivative positions would be used to offset or reduce the payment. The maximum exposure to derivatives agreements with credit-risk related contingent features would be the total value of derivatives in net liability positions for each Fund, as disclosed in the table included in Note 2 — Master Netting Arrangements. Information with respect to the amounts and types of collateral received and/or posted for derivative instruments as of March 31, 2022, if any, is reflected as a footnote within each Fund’s Schedule of Investments.

As of March 31, 2022, the effects of such derivative instruments on each Fund’s financial position as reflected in the Statements of Assets and Liabilities are presented in the summary below:

	Asset Derivatives		Liability Derivatives

Fund	Balance Sheet Location	Value	Balance Sheet Location	Value
Europe SmallCap Dividend Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	$43	Unrealized depreciation on foreign currency contracts	$1,898
International AI Enhanced Value Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	—	Unrealized depreciation on foreign currency contracts	650
International Equity Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	10	Unrealized depreciation on foreign currency contracts	—
International High Dividend Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	—	Unrealized depreciation on foreign currency contracts	125

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Notes to Financial Statements (continued)

	Asset Derivatives		Liability Derivatives

Fund	Balance Sheet Location	Value	Balance Sheet Location	Value
International Multifactor Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	$306,658	Unrealized depreciation on foreign currency contracts	$242,479
International SmallCap Dividend Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	1,709	Unrealized depreciation on foreign currency contracts	—
Japan SmallCap Dividend Fund
Foreign currency risk	Unrealized appreciation onforeign currency contracts	—	Unrealized depreciation on foreign currency contracts	704

For the fiscal year ended March 31, 2022, the effects of derivative instruments on each applicable Fund’s financial performance as reflected in the Statements of Operations are presented in the summary below:

Fund	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized[2]
Europe Quality Dividend Growth Fund
Foreign currency risk	$(1,801)	$—
Europe SmallCap Dividend Fund
Equity risk	(40,770)	—
Foreign currency risk	(26,241)	(1,228)
International AI Enhanced Value Fund
Foreign currency risk	(147,728)	(558)
International Equity Fund
Foreign currency risk	103,107	289
International High Dividend Fund
Foreign currency risk	48,198	31
International LargeCap Dividend Fund
Foreign currency risk	69,599	—
International MidCap Dividend Fund
Foreign currency risk	2,201	—
International Multifactor Fund
Foreign currency risk	1,460,164	(282,698)
International Quality Dividend Growth Fund
Foreign currency risk	33,299	—
International SmallCap Dividend Fund
Equity risk	123,276	—
Foreign currency risk	127,775	(66)
Japan SmallCap Dividend Fund
Foreign currency risk	5,732	(704)
[1]	Realized gains (losses) on derivatives are located on the Statements of Operations as follows:

Equity risk	Net realized gain (loss) from futures contracts
Foreign currency risk	Net realized gain (loss) from foreign currency contracts

[2]	Change in unrealized appreciation (depreciation) is located on the Statements of Operations as follows:

Foreign currency risk	Net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts

During the fiscal year ended March 31, 2022, the volume of derivative activity (based on the average of month-end balances, except where footnoted) for each Fund was as follows:

	Average Notional

Fund	Foreign currency contracts (to deliver USD)	Foreign currency contracts (to receive USD)	Futures contracts (long)
Europe Quality Dividend Growth Fund
Foreign currency risk	$201,023	$15,117	$—

100	WisdomTree Trust

Notes to Financial Statements (continued)

	Average Notional

Fund	Foreign currency contracts (to deliver USD)	Foreign currency contracts (to receive USD)	Futures contracts (long)
Europe SmallCap Dividend Fund
Equity risk[1]	$—	$—	$212,503
Foreign currency risk	255,858	144,387	—
International AI Enhanced Value Fund
Foreign currency risk	—	40,575	—
International Equity Fund
Foreign currency risk	95,392	88,680	—
International High Dividend Fund
Foreign currency risk	77,933	50,093	—
International LargeCap Dividend Fund
Foreign currency risk	19,500	108,213	—
International MidCap Dividend Fund
Foreign currency risk[1]	862,807	1,321,025	—
International Multifactor Fund
Foreign currency risk	3,702,977	27,542,649	—
International Quality Dividend Growth Fund
Foreign currency risk	72,181	7,225	—
International SmallCap Dividend Fund
Equity risk[1]	—	—	1,386,864
Foreign currency risk	257,885	701,279	—
Japan SmallCap Dividend Fund
Foreign currency risk	—	56,524	—
[1]	The volume of derivative activity for the period is based on intra-month balances.

Investment Transactions and Investment Income — Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Dividend income (less foreign taxes withheld, if any) is recognized on the ex-dividend date or as soon as practicable (with respect to foreign dividends) after the existence of a dividend declaration has been determined. Non-cash dividend income is recognized on the ex-dividend date, or as soon as practicable (with respect to foreign dividends) after the existence of a dividend declaration has been determined, at the fair value of securities to be received. On each measurement date, the Funds evaluate the collectability of receivable balances. Generally, the Funds will write-off dividend receivable balances that are canceled by the issuer as of the date that the dividend receivable cancellation notification was publicly made available or when it becomes probable that dividends will not be collected and the amount of uncollectable dividends can be reasonably estimated. Income earned from securities lending activities (i.e., securities lending income), net of fees payable to the securities borrower and/or securities lending agent, is accrued daily.

Foreign Currency Translation — The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates prevailing on the respective dates of such transactions that are deemed appropriate by WTAM. Realized and unrealized foreign exchange gains and losses on investments are included as a component of “net realized gain (loss) from investment transactions” and “net increase (decrease) in unrealized appreciation/depreciation from investment transactions”, respectively, on the Statements of Operations. Realized and unrealized foreign exchange gains or losses from foreign currency contracts are included in “net realized gain (loss) from foreign currency contracts” and “net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts”, respectively, on the Statements of Operations. Realized and unrealized foreign exchange gains or losses arising from sales of foreign currencies, currency gains or losses recognized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid are included in “net realized gain (loss) from foreign currency related transactions” and/or “net increase (decrease) in unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currencies” in the Statements of Operations. Certain foreign exchange gains and losses included in realized and unrealized gains or losses are included in, or are a reduction of, ordinary income in accordance with U.S. Federal income tax regulations.

Expenses — Under the investment advisory agreement for each Fund, except for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions;

WisdomTree Trust	101

Notes to Financial Statements (continued)

(ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of trustees who are not interested persons of the Funds (“Independent Trustees”); (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”); (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to WTAM.

Under the investment advisory agreement for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expenses related to the provision of securities lending services; and (x) the advisory fee payable to WTAM.

Acquired fund fees and expenses (“AFFEs”) (which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies) are not operating expenses of the Funds and are not paid by WTAM.

Pursuant to a separate contractual arrangement, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WTAM receives a fee, as shown on the Statements of Operations under “Service fees”, of up to 0.0044% per annum of each Fund’s average daily net assets for providing such services and paying such expenses. WTAM provides CCO services to the Trust.

Foreign Currency Contracts — The Funds may enter into foreign currency contracts to facilitate local securities settlements or to protect against currency exposure. The Funds, other than the International Multifactor Fund, do not expect to engage in currency transactions for the purpose of hedging against currency exposures of the Fund’s assets that are denominated in one or more foreign currencies. The Funds may not enter into such contracts for speculative purposes. During the fiscal year ended March 31, 2022, the Funds, except for the International Multifactor Fund, utilized foreign currency contracts primarily to facilitate foreign security settlements. The International Multifactor Fund utilized foreign currency contracts primarily to offset applicable international currency exposure from certain positions in international equities. A foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large, commercial banks) and their customers. A foreign currency contract generally does not require an initial margin deposit and no commissions are charged at any stage for trades. However, if a Fund is in an unrealized loss position on a foreign currency contract, it may be required to pledge collateral (or additional collateral) to the counterparty. If a Fund is in an unrealized gain position on a foreign currency contract, it may receive collateral from the counterparty. In the event of a default or inability of counterparties to meet the terms of their contracts, the non-defaulting party generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the contract terms.

Risks may arise upon entering into foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar or each other.

Fluctuations in the value of open foreign currency contracts are recorded for book purposes as unrealized gains or losses on foreign currency contracts by the Funds and are included in “net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts” on the Statements of Operations. Realized gains and losses on foreign currency contracts include net gains or losses recognized by the Funds on contracts which have settled are included in “net realized gain (loss)” from foreign currency contracts on the Statements of Operations.

Futures Contracts — The Europe SmallCap Dividend Fund and International SmallCap Dividend Fund utilized equity futures contracts on a temporary basis during the period to obtain market exposure consistent with their investment objective during each Fund’s annual portfolio rebalance. When a Fund purchases a listed futures contract, it agrees to purchase a specified reference asset (e.g., commodity, currency or U.S. Treasury security) at a specified future date. When a Fund sells a listed futures contract, it agrees to sell a specified reference asset (e.g., commodity, currency or U.S. Treasury security) at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The exchange clearing corporation is the ultimate counterparty for all exchange-listed contracts, so credit risk is limited to the creditworthiness of the exchange clearing corporation.

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Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or U.S. government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Cash deposited as initial margin, if any, is shown as “Deposits at broker for futures contracts” in the Statement of Assets and Liabilities, and U.S. government securities deposited as initial margin, if any, are designated in the Schedule of Investments. Subsequent payments, known as “variation margin”, generally are made or received by the Fund each day or at other agreed-upon time periods depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts, variation margin payments may be made or received when the futures contract expires. Variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures. When a Fund purchases or sells a futures contract, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, a Fund will segregate assets consisting of, or take other measures with respect to, cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, will “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. This will function as a practical limit on the amount of leverage which a Fund may undertake and on the potential increase in the speculative character of a Fund’s outstanding portfolio securities.

As of March 31, 2022, there were no open futures contracts in the Funds.

Securities Lending — Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. The cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. The values of the investments of cash collateral for securities on loan along with the obligations to return such collateral are included on the Statements of Assets and Liabilities. The total value of securities received as collateral for securities on loan is included in a footnote following each Schedule of Investments, but is not included within the Statements of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. As compensation for lending its securities, each Fund retains all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower (net of any fee rebates paid to the borrower). The lending agent receives a portion of the income earned by the Funds in connection with the lending program. The net securities lending income earned by the Funds is disclosed on the Statements of Operations. The dividend income earned on the securities loaned is accounted for in the same manner as other dividend income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. Dividends received while a security is out on loan are not considered Qualified Dividend Income (“QDI”) under the specific criteria issued by the Internal Revenue Service and are subject to taxation at the shareholder’s ordinary income tax rate instead of the lower long-term capital gains tax rate. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults. In the event of a borrower default with respect to the failure to return to each Fund some or all of the securities loaned, the securities lending agent shall indemnify each Fund against the failure of the borrower if the value of the collateral received is insufficient to cover the market value of the securities loaned.

Master Netting Arrangements — Codification Topic 210 (“ASC 210”), Balance Sheet, requires disclosures generally intended to (i) help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position, (ii) improve transparency in the reporting of how companies mitigate credit risk, and (iii) facilitate comparisons between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of international financial reporting standards. ASC 210 requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASC 210 is limited in scope to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging); (ii) repurchase agreements and reverse repurchase agreements; and (iii) securities borrowing and securities lending transactions.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund enters into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives (“OTC”), such as foreign currency contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

WisdomTree Trust	103

Notes to Financial Statements (continued)

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g., foreign currency contracts, options and certain swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from a counterparty’s non-performance.

The Funds’ securities lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between the Funds and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, a Fund typically receives from a Borrower collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, a Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. A Fund is exposed to risk of loss if a Borrower defaults on its obligation to return borrowed securities and the value of the collateral a Fund received is insufficient to cover the market value of the securities loaned. Also, the lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market fund which is subject to market fluctuation. Therefore, a Fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the Fund’s obligation to return the full amount owed to such Borrower.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement or Lending Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of March 31, 2022, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement and the Lending Agreement are detailed in the following table:

	Assets				Liabilities

	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund		Financial Instruments	Collateral Received	Net Amount		Financial Instruments	Collateral Posted	Net Amount
Europe Quality Dividend Growth Fund
Securities Lending	$2,416,370	$—	$(2,416,370)[1]	$—	$—	$—	$—	$—
Europe SmallCap Dividend Fund
Securities Lending	25,439,370	—	(25,439,370)[1]	—	—	—	—	—
Foreign Currency Contracts	43	—	—	43	1,898	—	—	1,898
International AI Enhanced Value Fund
Securities Lending	8,069,930	—	(8,069,930)[1]	—	—	—	—	—
Foreign Currency Contracts	—	—	—	—	650	—	—	650
International Equity Fund
Securities Lending	37,387,164	—	(37,387,164)[1]	—	—	—	—	—
Foreign Currency Contracts	10	—	—	10	—	—	—	—
International High Dividend Fund
Securities Lending	11,102,120	—	(11,102,120)[1]	—	—	—	—	—
Foreign Currency Contracts	—	—	—	—	125	—	—	125
International LargeCap Dividend Fund
Securities Lending	11,166,656	—	(11,166,656)[1]	—	—	—	—	—
International MidCap Dividend Fund
Securities Lending	15,604,390	—	(15,604,390)[1]	—	—	—	—	—
International Multifactor Fund
Securities Lending	1,235,414	—	(1,235,414)[1]	—	—	—	—	—
Foreign Currency Contracts	306,658	(24,474)	—	282,184	242,479	(24,474)	—	218,005
International Quality Dividend Growth Fund
Securities Lending	15,950,630	—	(15,950,630)[1]	—	—	—	—	—
International SmallCap Dividend Fund
Securities Lending	126,323,648	—	(126,323,648)[1]	—	—	—	—	—
Foreign Currency Contracts	1,709	—	—	1,709	—	—	—	—

104	WisdomTree Trust

Notes to Financial Statements (continued)

	Assets				Liabilities

	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund		Financial Instruments	Collateral Received	Net Amount		Financial Instruments	Collateral Posted	Net Amount
Japan SmallCap Dividend Fund
Securities Lending	$27,816,238	$—	$(27,816,238)[1]	$—	$—	$—	$—	$—
Foreign Currency Contracts	—	—	—	—	704	—	—	704
[1]	The amount of collateral presented has been limited such that the net amount by counterparty cannot be less than zero.

Short-Term Investments — Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments include short-term obligations issued by the U.S. government, its agencies, non-U.S. government agencies, negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions, commercial papers, repurchase agreements and money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Tax Information and Dividends and Distributions to Shareholders — It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). A portion of the Code, known as subchapter M (“Subchapter M”), addresses the ways by which investment companies and investment trusts may pass income through to shareholders in order to avoid double taxation. Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code so that it will not be subject to federal income tax on income and gains that are timely distributed to Fund shareholders. Accordingly, no provision for U.S. federal income taxes is required. In order to qualify for the special tax treatment accorded to RICs and their shareholders, each Fund must, among other things, distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income. There can be no guarantee that a Fund will pay dividends. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with the requirements of the Code and the U.S. Treasury regulations. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profit for tax purposes are reported for tax purposes as a return of capital.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

WTAM has overall responsibility for the general management and administration of the Trust. WTAM provides an investment program for each Fund. WTAM has arranged for Mellon Investments Corporation (“Mellon”) to provide sub-advisory services to the Funds, except for the International AI Enhanced Value Fund. Prior to January 7, 2022, sub-advisory services for the International AI Enhanced Value Fund were provided by Mellon and thereafter by Voya IM. Mellon and Voya IM are compensated by WTAM at no additional cost to the Funds. WTAM also arranges for transfer agency, custody, fund accounting, fund administration, securities lending and all other non-distribution related services necessary for the Funds to operate, which are generally under separate agreements entered into between the Trust on behalf of the Funds and the applicable service provider. Under the investment advisory agreement for each Fund, WTAM agrees to pay all expenses of the Funds, except for certain expenses described in Note 2.

Pursuant to a separate contractual arrangement, as also described in Note 2, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees in exchange for a fee, accrued daily and paid monthly in arrears, of up to 0.0044% per annum of each Fund’s average daily net assets.

WisdomTree Trust	105

Notes to Financial Statements (continued)

WTAM expects to receive annual advisory fees from each Fund, based on a percentage of the Fund’s average daily net assets, as shown in the following table:

Fund	Advisory Fee Rate
Europe Quality Dividend Growth Fund	0.58%
Europe SmallCap Dividend Fund	0.58%
International AI Enhanced Value Fund	0.58%
International Equity Fund	0.48%
International High Dividend Fund	0.58%
International LargeCap Dividend Fund	0.48%
International MidCap Dividend Fund	0.58%
International Multifactor Fund	0.38%
International Quality Dividend Growth Fund	0.42%
International SmallCap Dividend Fund	0.58%
Japan SmallCap Dividend Fund	0.58%

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Transactions in shares of affiliated ETFs for the fiscal year ended March 31, 2022, as applicable, are included in an “Investment in Affiliates” supplementary table in each applicable Fund’s Schedule of Investments. For these transactions, WTAM voluntarily waives a portion of the advisory fees, that it would otherwise charge, in an amount equal to the indirect AFFE (which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies) attributable to each Fund’s investment in affiliated ETFs. The dollar amount of advisory fees waived during the period for the Funds, if any, are included in the Statement of Operations in “Expense waivers”.

During the fiscal year ended March 31, 2022, certain Funds engaged in purchase and sale transactions with funds that have a common investment adviser, WTAM. These interfund purchase and sale transactions were effected in accordance with Rule 17a-7 under the 1940 Act. For the fiscal year ended March 31, 2022, the cost of purchases, proceeds from sales and the net realized gain or loss recognized upon the disposal of securities resulting from interfund transactions are shown in the following table:

Fund	Purchases	Sales	Net Realized Gain/Loss
Europe Quality Dividend Growth Fund	$8,339,663	$7,115,198	$227,920
Europe SmallCap Dividend Fund	9,166,401	9,961,768	781,795
International Equity Fund	15,722,597	32,235,589	204,917
International High Dividend Fund	8,959,583	6,144,343	408,580
International LargeCap Dividend Fund	9,245,261	19,241,729	2,306,979
International MidCap Dividend Fund	11,412,285	10,719,715	1,566,131
International Quality Dividend Growth Fund	13,212,695	12,743,621	(1,439,004)
International SmallCap Dividend Fund	25,372,389	31,398,017	(3,373,494)
Japan SmallCap Dividend Fund	9,751,725	23,376,923	813,700

WTAM and/or WisdomTree Investments (collectively herein, “WT”) may from time to time own shares of a Fund. As of and for the fiscal year ended March 31, 2022, WT held shares of and received distributions from the following Funds, which were purchased through an unaffiliated broker in ordinary brokerage transactions in the secondary market in which the Funds’ shares trade:

	At March 31, 2022		For the fiscal year ended March 31, 2022

Fund	Fund Shares held by WT	Market Value of Fund Shares held by WT	Dividends and Distributions paid to WT on Fund Shares held by WT
Europe Quality Dividend Growth Fund	86	$2,690	$90
Europe SmallCap Dividend Fund	—	—	8
International Equity Fund	81	4,273	185
International High Dividend Fund	—	—	31
International MidCap Dividend Fund	—	—	22

106	WisdomTree Trust

Notes to Financial Statements (continued)

	At March 31, 2022		For the fiscal year ended March 31, 2022

Fund	Fund Shares held by WT	Market Value of Fund Shares held by WT	Dividends and Distributions paid to WT on Fund Shares held by WT
International Multifactor Fund	412	$10,366	$402
International Quality Dividend Growth Fund	306	11,166	318
International SmallCap Dividend Fund	466	31,986	1,046

4. CAPITAL SHARE TRANSACTIONS

As of March 31, 2022, there were an unlimited number of $0.001 par value shares of beneficial interest authorized by the Trust. Shares are issued and redeemed by each Fund only in creation units or multiples thereof. Except when aggregated in creation units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for the purchase of creation units of a Fund generally consists of the in-kind contribution of a basket of securities and/or an amount of cash. Investors purchasing and redeeming creation units may be charged a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of creation units.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding purchases and sales resulting from in-kind capital share transactions and short-term investments) and the cost of purchases and the proceeds from sales resulting from in-kind capital share transactions (excluding short-term investments) for the fiscal year ended March 31, 2022 are shown in the following table. Realized gains and losses on sales resulting from in-kind capital share redemptions, as shown on the Statements of Operations, are not recognized by the Funds for tax purposes.

			In-kind Capital Share Transactions

Fund	Purchases	Sales	Purchases	Sales
Europe Quality Dividend Growth Fund	$31,883,699	$32,096,105	$26,490,112	$—
Europe SmallCap Dividend Fund	228,865,081	219,500,101	7,388,248	17,981,509
International AI Enhanced Value Fund	139,061,728	137,040,367	84,270,239	103,106,556
International Equity Fund	200,360,378	188,648,648	51,267,847	36,767,654
International High Dividend Fund	75,115,437	72,410,560	18,911,243	6,069,106
International LargeCap Dividend Fund	111,106,063	108,355,531	20,604,910	6,900,152
International MidCap Dividend Fund	63,512,320	62,604,280	—	3,391,722
International Multifactor Fund	39,457,630	38,217,676	—	5,132,459
International Quality Dividend Growth Fund	200,735,771	187,023,320	222,806,291	41,535,754
International SmallCap Dividend Fund	841,789,155	781,768,914	333,871,624	405,506,564
Japan SmallCap Dividend Fund	78,084,533	79,149,302	71,411,698	18,568,861

6. FEDERAL INCOME TAXES

At March 31, 2022, the cost of investments (including securities on loan and derivatives) for Federal income tax purposes was as follows:

	Investments in Long Securities				Investments in Financial Derivatives[1]

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Total Net Unrealized Appreciation/ (Depreciation)
Europe Quality Dividend Growth Fund	$69,587,428	$8,098,005	$(4,430,214)	$3,667,791	$—	$—	$—	$3,667,791
Europe SmallCap Dividend Fund	311,432,974	30,182,690	(33,794,828)	(3,612,138)	43	(1,898)	(1,855)	(3,613,993)
International AI Enhanced Value Fund	132,175,469	2,007,483	(11,122,069)	(9,114,586)	—	(650)	(650)	(9,115,236)

WisdomTree Trust	107

Notes to Financial Statements (continued)

	Investments in Long Securities				Investments in Financial Derivatives[1]

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Total Net Unrealized Appreciation/ (Depreciation)
International Equity Fund	$547,643,353	$127,032,418	$(24,230,852)	$102,801,566	$10	$—	$10	$102,801,576
International High Dividend Fund	191,662,071	25,369,261	(10,256,980)	15,112,281	—	(125)	(125)	15,112,156
International LargeCap Dividend Fund	322,358,810	80,036,049	(15,026,629)	65,009,420	—	—	—	65,009,420
International MidCap Dividend Fund	141,126,477	14,723,203	(11,467,221)	3,255,982	—	—	—	3,255,982
International Multifactor Fund	31,151,904	3,018,615	(1,217,380)	1,801,235	9	(2,937)	(2,928)	1,798,307
International Quality Dividend Growth Fund	373,604,971	36,202,068	(31,372,957)	4,829,111	—	—	—	4,829,111
International SmallCap Dividend Fund	1,376,746,328	129,365,531	(127,296,799)	2,068,732	1,709	—	1,709	2,070,441
Japan SmallCap Dividend Fund	267,825,496	6,661,974	(49,331,107)	(42,669,133)	—	(704)	(704)	(42,669,837)
[1]

Certain financial derivatives may be considered section 1256 contracts under the Code. Each section 1256 contract held at the close of a taxable year shall be treated as sold for its fair market value on the last business day of such taxable year (and any realized gain and loss shall be taken into account for the taxable year). As such, the unrealized appreciation/(depreciation) for financial derivatives on a tax basis may not correspond to the unrealized appreciation/(depreciation) on a GAAP basis. The unrealized appreciation/(depreciation) for financial derivatives on a GAAP basis is located in the respective financial derivatives tables in each Fund’s Schedule of Investments.

At March 31, 2022, the components of total distributable earnings (loss) on a tax-basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital and Other Losses	Net Unrealized Appreciation/ (Depreciation)	Currency and Other Unrealized Appreciation/ (Depreciation)	Total Distributable Earnings (Loss)
Europe Quality Dividend Growth Fund	$118,118	$(5,812,234)	$3,667,791	$437	$(2,025,888)
Europe SmallCap Dividend Fund	1,721,329	(261,662,051)	(3,613,993)	(40,600)	(263,595,315)[1]
International AI Enhanced Value Fund	699,355	(58,825,268)	(9,115,236)	(1,645)	(67,242,794)
International Equity Fund	2,743,406	(167,949,165)	102,801,576	9,262	(62,394,921)
International High Dividend Fund	1,039,060	(80,682,630)	15,112,156	398	(64,531,016)
International LargeCap Dividend Fund	1,326,584	(106,169,571)	65,009,420	16,390	(39,817,177)
International MidCap Dividend Fund	897,569	(29,545,709)	3,255,982	772	(25,391,386)
International Multifactor Fund	122,827	(2,834,549)	1,798,307	1,470	(911,945)
International Quality Dividend Growth Fund	964,169	(6,480,916)	4,829,111	3,543	(684,093)
International SmallCap Dividend Fund	10,989,654	(224,830,974)	2,070,441	(47,945)	(211,818,824)
Japan SmallCap Dividend Fund	3,186,255	(99,136,377)	(42,669,837)	2,633	(138,617,326)
[1]

The total distributable earnings (loss) reported herein differs from the amount shown on the Statement of Assets and Liabilities due to the treatment of certain income/expense items that have been recognized for GAAP but disallowed for tax purposes.

The tax character of distributions paid during the fiscal years ended March 31, 2022 and March 31, 2021, was as follows:

	Year Ended March 31, 2022	Year Ended March 31, 2021

Fund	Distributions Paid from Ordinary Income*	Distributions Paid from Ordinary Income*
Europe Quality Dividend Growth Fund	$1,969,811	$828,773
Europe SmallCap Dividend Fund	8,828,002	7,149,556
International AI Enhanced Value Fund	7,009,725	5,359,954
International Equity Fund	22,558,337	18,281,531
International High Dividend Fund	8,671,887	7,456,513
International LargeCap Dividend Fund	13,525,175	11,449,209
International MidCap Dividend Fund	5,307,913	4,319,792
International Multifactor Fund	1,281,800	1,004,586
International Quality Dividend Growth Fund	8,948,267	3,650,231
International SmallCap Dividend Fund	47,038,894	35,298,828
Japan SmallCap Dividend Fund	4,540,106	5,773,349
*	Includes short-term capital gains, if any.

108	WisdomTree Trust

Notes to Financial Statements (continued)

At March 31, 2022, for Federal tax purposes, the Funds have capital loss carryforwards available to offset future capital gains as indicated in the following table. The loss carryforward amounts do not have an expiration date and, therefore, can be carried forward indefinitely until utilized. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Short-Term	Long-Term	Capital Loss Available Total
Europe Quality Dividend Growth Fund	$2,489,471	$3,322,763	$5,812,234
Europe SmallCap Dividend Fund	69,775,545	191,886,506	261,662,051
International AI Enhanced Value Fund	16,196,041	42,629,227	58,825,268
International Equity Fund	18,836,159	149,113,006	167,949,165
International High Dividend Fund	6,053,461	74,629,169	80,682,630
International LargeCap Dividend Fund	11,688,834	94,480,737	106,169,571
International MidCap Dividend Fund	2,487,120	27,058,589	29,545,709
International Multifactor Fund	2,834,549	—	2,834,549
International Quality Dividend Growth Fund	2,063,366	4,417,550	6,480,916
International SmallCap Dividend Fund	119,055,753	105,775,221	224,830,974
Japan SmallCap Dividend Fund	68,333,285	30,803,092	99,136,377

Capital losses incurred after October 31 (“post-October capital losses”) and late year ordinary losses incurred after December 31 within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. At March 31, 2022, the Funds did not have any post-October capital losses or late year ordinary losses to defer.

During the fiscal year ended March 31, 2022, the amount of capital loss carryforwards used to offset realized gains are shown in the following table:

Fund	Utilized Capital Loss Carryforward
Europe Quality Dividend Growth Fund	$1,561,034
Europe SmallCap Dividend Fund	45,494,756
International AI Enhanced Value Fund	—
International Equity Fund	—
International High Dividend Fund	528,431
International LargeCap Dividend Fund	1,808,230
International MidCap Dividend Fund	4,559,434
International Multifactor Fund	1,194,841
International Quality Dividend Growth Fund	—
International SmallCap Dividend Fund	—
Japan SmallCap Dividend Fund	—

At March 31, 2022, the effect of permanent “book/tax” reclassifications resulted in increases (decreases) to the components of net assets as shown in the following table. The differences are primarily due to redemptions-in-kind.

Fund	Total Distributable Earnings (Loss)	Paid-in Capital
Europe Quality Dividend Growth Fund	$—	$—
Europe SmallCap Dividend Fund	(3,183,056)	3,183,056
International AI Enhanced Value Fund	(23,045,890)	23,045,890
International Equity Fund	(10,143,568)	10,143,568
International High Dividend Fund	(1,584,048)	1,584,048
International LargeCap Dividend Fund	(2,290,135)	2,290,135
International MidCap Dividend Fund	(750,740)	750,740
International Multifactor Fund	(675,733)	675,733
International Quality Dividend Growth Fund	(11,746,946)	11,746,946
International SmallCap Dividend Fund	(166,085,593)	166,085,593
Japan SmallCap Dividend Fund	(1,848,936)	1,848,936

WisdomTree Trust	109

Notes to Financial Statements (continued)

GAAP provides guidance on tax provisions that prescribe a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Foreign withholding taxes, as applicable, are accrued based on each Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Foreign withholding taxes are accrued and applied to foreign income, net realized capital gains and net unrealized appreciation, as applicable, as the foreign income is earned or capital gains and unrealized appreciation are recorded. The dollar amount of applicable foreign withholding taxes on foreign income is included net in the Statements of Operations in “Less: Foreign withholding taxes,” the foreign capital gains tax applicable on the disposal of securities is included in the Statements of Operations in “Net realized gain (loss) from investment transactions” and the dollar amount of deferred foreign capital gains tax applicable on the unrealized appreciation on securities held is included in the Statements of Operations in “Net increase (decrease) in unrealized appreciation/depreciation from investment transactions”. The Funds record a foreign tax reclaim receivable on the ex-dividend date if the tax reclaim is “more likely than not” to be sustained assuming examination by tax authorities. This determination is based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Foreign tax reclaims that have been recorded but not yet received are shown on the Statements of Assets and Liabilities in “Receivables: Foreign tax reclaims”.

As of and during the fiscal year ended March 31, 2022, the Funds did not have any liabilities for unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in the future. If applicable, the Funds will recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other” expenses on the Statements of Operations. The Funds file tax returns with the Internal Revenue Service, the State of New York, and various other states. Specific to U.S. federal and state taxes, generally, each of the tax years in the four-year period ended March 31, 2022, remains subject to examination by taxing authorities. Specific to foreign countries in which the Funds invest, all open tax years remain subject to examination by taxing authorities in the respective jurisdictions.

As a result of several European Court of Justice (“ECJ”) court cases in certain countries across the European Union (“EU”), certain Funds have filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (“ECJ tax reclaims”). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims is reflected as “Other income” in the Statements of Operations and the cost to file these additional ECJ tax reclaims is reflected as “Other fees” in the Statements of Operations. When the ECJ tax reclaim is not “more likely than not” to be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. At March 31, 2022, the Europe SmallCap Dividend Fund recognized ECJ tax reclaim receivables of $92,651 in the Statements of Assets and Liabilities in “Other receivables” that were “more likely than not” to be sustained by tax authorities and the estimated cost of $27,795 to file for these reclaims is reflected in “Other liabilities” on the Statements of Assets and Liabilities. For U.S. income tax purposes, ECJ tax reclaims received by the Funds, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns. In the event that ECJ tax reclaims received by a Fund during the fiscal year exceed foreign withholding taxes paid, and a Fund previously passed foreign tax credits on to its shareholders, a Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service in order to pay the associated tax liability on behalf of the respective Fund’s shareholders. During the fiscal year ended March 31, 2022, the ECJ tax reclaims received by the Funds, except for the Europe SmallCap Dividend Fund, did not exceed the foreign withholding taxes of the respective Funds. During the fiscal year ended March 31, 2022, the Europe SmallCap Dividend Fund received ECJ tax reclaims in excess of its foreign withholding taxes during the fiscal year. The Europe SmallCap Dividend Fund expects to enter into a closing agreement with the Internal Revenue Service and has recognized estimated closing agreement fees of $478,312 which are shown on the Statements of Operations in “Investment Income: Less IRS closing agreement fee”.

7. ADDITIONAL INFORMATION

The respiratory disease caused by a novel coronavirus (“COVID-19”) has spread globally since 2019, resulting in a global pandemic and major disruption to global markets and economies. In an organized attempt to contain and mitigate the effects of COVID-19, governments and businesses world-wide took aggressive measures, including businesses canceling dividends to preserve cash, governments closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations. COVID-19 has resulted in the disruption of and delays in the delivery of healthcare services and processes, the cancellation of organized events and educational institutions, the disruption of production and supply chains, a decline in consumer demand for certain goods and services, and general concern and uncertainty, all of which have contributed to increased volatility in global markets. In recent months, however, the rapid COVID-19 vaccination rollout in the United States and certain other developed countries, coupled with the passage of stimulus programs in the U.S. and abroad, have resulted in a reversal of many of these trends including the re-opening of businesses, a reduction in quarantine requirements, increased consumer demand, and the resumption of certain in-person schooling, travel and events. Despite these positive trends, the prevalence of new COVID-19 variants, a failure to achieve herd immunity, or other unforeseen circumstances may result in the continued spread of the virus throughout unvaccinated

110	WisdomTree Trust

Notes to Financial Statements (concluded)

populations or a resurgence in infections among vaccinated populations. As a result, it remains unclear if recent positive trends will continue in developed markets and whether such trends will spread world-wide to countries with limited access to vaccines that are still experiencing rising COVID-19 cases, hospitalizations and deaths.

The effects of COVID-19 have affected and are likely to continue to affect certain sectors and industries more dramatically than others, and the effects borne by some will negatively affect the value of the issuers in those sectors and industries, which may adversely affect the value of a Fund’s investments in those sectors or industries. It is also true that the speed at which global economies recover, or fail to recover, from the COVID-19 pandemic will affect certain sectors, industries, and issuers more dramatically than others, which in turn may adversely affect certain Fund investments.

COVID-19, and other epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, the global economy, individual companies and capital markets in ways that cannot be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to limited health care resources, including access to COVID-19 vaccinations and treatments. Political, economic and social stresses caused by COVID-19 also may exacerbate other pre-existing political, social and economic risks in certain countries. The duration of COVID-19 and its effects cannot be determined fully at this time, but the effects could be present for an extended period of time. It is impossible to predict the effects on the Funds of these or similar events and market conditions in the future. However, it is possible that these or similar events and market conditions could have a significant and adverse effect on the NAV and/or risk profile of a Fund.

* * * * *

Russia’s military invasion of Ukraine initiated in February 2022 and the economic and diplomatic responses by the United States and other countries have led to increased volatility and uncertainty in the financial markets and could continue to adversely affect regional and global economies for the foreseeable future. In response to Russia’s actions, the governments of the United States, the European Union, the United Kingdom, and many other countries collectively imposed heavy and broad-ranging economic sanctions on certain Russian individuals, corporate and banking entities, and other industries and businesses. The sanctions restrict companies from doing business with Russia and Russian companies, prohibit transactions with the Russian central bank and other key Russian financial institutions and entities, ban Russian airlines and ships from using many other countries’ airspace and ports, respectively, and place a freeze on certain Russian assets. The sanctions also removed some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally to facilitate cross-border payments. In addition, the United States has banned oil and other energy imports from Russia, and the United Kingdom made a commitment to phase out oil import from Russia by the end of 2022.

These sanctions, as well as other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion or otherwise adversely affected by the sanctions. To the extent a Fund has exposure to Russian investments or investments in countries affected by the invasion or the sanctions, the Fund’s ability to price, buy, sell, receive or deliver such investments may be impaired. In certain circumstances, such as when there is no market for a security or other means of valuing or disposing of a security, a Fund may determine to value the affected security at zero. In addition, any exposure a Fund may have to counterparties in Russia or in countries affected by the invasion could negatively affect the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions are impossible to predict, but could result in continued significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. Further, an escalation of the military conflict beyond Ukraine’s borders could result in significant, long-lasting damage to the economies of Eastern and Western Europe as well as the global economy. These and any related events could significantly and adversely affect a Fund’s performance and the value of an investment in the Fund, even in the absence of direct exposure to Russian issuers or issuers in other countries affected by the invasion.

WisdomTree Trust	111

Report of Independent Registered Public Accounting Firm

To the Shareholders of WisdomTree Europe Quality Dividend Growth Fund, WisdomTree Europe SmallCap Dividend Fund, WisdomTree International Al Enhanced Value Fund (formerly, WisdomTree International Dividend ex-Financials Fund), WisdomTree International Equity Fund, WisdomTree International High Dividend Fund, WisdomTree International LargeCap Dividend Fund, WisdomTree International MidCap Dividend Fund, WisdomTree International Multifactor Fund, WisdomTree International Quality Dividend Growth Fund, WisdomTree International SmallCap Dividend Fund and WisdomTree Japan SmallCap Dividend Fund and the Board of Trustees of WisdomTree Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of WisdomTree Europe Quality Dividend Growth Fund, WisdomTree Europe SmallCap Dividend Fund, WisdomTree International Al Enhanced Value Fund (formerly, WisdomTree International Dividend ex-Financials Fund), WisdomTree International Equity Fund, WisdomTree International High Dividend Fund, WisdomTree International LargeCap Dividend Fund, WisdomTree International MidCap Dividend Fund, WisdomTree International Multifactor Fund, WisdomTree International Quality Dividend Growth Fund, WisdomTree International SmallCap Dividend Fund and WisdomTree Japan SmallCap Dividend Fund (collectively referred to as the “Funds”), (eleven of the funds constituting WisdomTree Trust (the “Trust”)), including the schedules of investments, as of March 31, 2022, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (eleven of the funds constituting WisdomTree Trust) at March 31, 2022, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the WisdomTree Trust	Statement of operations	Statements of changes in net assets	Financial highlights

WisdomTree Europe Quality Dividend Growth Fund

WisdomTree Europe SmallCap Dividend Fund

WisdomTree International Al Enhanced Value Fund (formerly, WisdomTree International Dividend ex-Financials Fund)

WisdomTree International Equity Fund

WisdomTree International High Dividend Fund

WisdomTree International LargeCap Dividend Fund

WisdomTree International MidCap Dividend Fund

WisdomTree International Quality Dividend Growth Fund

WisdomTree International SmallCap Dividend Fund

WisdomTree Japan SmallCap Dividend Fund

	For the year ended March 31, 2022	For each of the two years in the period ended March 31, 2022	For each of the five years in the period ended March 31, 2022
WisdomTree International Multifactor Fund	For the year ended March 31, 2022	For each of the two years in the period ended March 31, 2022	For each of the three years in the period ended March 31, 2022 and the period from August 10, 2018 (commencement of operations) through March 31, 2019

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures where

112	WisdomTree Trust

Report of Independent Registered Public Accounting Firm (concluded)

replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more WisdomTree investment companies since 2006.

New York, New York

May 25, 2022

WisdomTree Trust	113

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited)

Consideration of the Approval of Sub-Advisory Agreement

WisdomTree International AI Enhanced Value Fund (the “Fund”)

At a meeting of the Board of Trustees (the “Board”) of the WisdomTree Trust (the “Trust”) held on September 27-28, 2021, the Trustees (the “Trustees”), including those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”), considered the approval of the Sub-Advisory Agreement (the “Agreement”), pursuant to which Voya Investment Management Co., LLC (“Voya”) will coordinate the investment and reinvestment of the assets of the Fund. Management discussed with the Board its proposal to terminate Mellon Investments Corporation as the sub-adviser to the Fund and to appoint Voya as the Fund’s sub-adviser. Management noted that Voya currently serves as the sub-adviser to certain other series of the Trust.

In considering whether to approve the Agreement, the Trustees considered and discussed information and analysis provided by WisdomTree Asset Management, Inc. (“WTAM”). The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from WTAM representatives and Voya. In considering the approval of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Trustee may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services to be Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations throughout the year from WTAM representatives regarding the nature, extent, and quality of the services provided to the WisdomTree funds, recognizing Voya’s operational capabilities and resources. The Board also considered WTAM’s favorable assessment of the nature and quality of the sub-advisory services expected to be provided to the Fund by Voya and WTAM’s recommendation to engage Voya.

Based on review of this information and the other factors considered at the meeting, the Board concluded that the nature, extent and quality of services to be provided by Voya under the Agreement are adequate and appropriate and supported the Board’s approval of the Agreement.

Comparative Analysis of the Fund’s Performance, Advisory Fees and Fund Expenses. Because Voya would be a newly-appointed sub-adviser for the Fund, the Board could not consider Voya’s investment performance in managing the Fund’s portfolio as a factor in evaluating the Agreement during the meeting. The Board discussed the portfolio management team and the investment strategies to be employed in the management of the Fund’s assets. The Board noted the reputation and experience of Voya.

The Board considered the proposed fees to be paid under the Agreement, noting that Voya’s fee would be paid by WTAM (out of its fee paid by the Fund), and not the Fund, and thus would not impact the fees paid by the Fund. The Board considered the fee to be paid to Voya in relation to the fee to be paid to WTAM by the Fund and the respective services to be provided by Voya and WTAM. Based on this review, the Board concluded that the fees to be paid to Voya supported the Board’s approval of the Agreement.

Analysis of Profitability and Economies of Scale. The Board recognized that, because Voya’s fee would be paid by WTAM, and not the Fund, an analysis of profitability and economies of scale was more appropriate in the context of the Board’s consideration of the investment advisory agreement between the Trust and WTAM. Accordingly, the Board did not consider Voya’s profitability to be relevant to its deliberations with respect to approval of the Agreement. The Board considered potential benefits to Voya from acting as sub-adviser to the Fund.

*    *    *    *    *    *

In evaluating the Agreement, the Board considered the conclusions and determinations discussed above and also relied on its knowledge, gained through meetings and other interactions with WTAM and Voya, of other funds sub-advised by Voya. In light of the foregoing, the Board, including a majority of the Independent Trustees, determined to approve the Agreement.

114	WisdomTree Trust

Liquidity Risk Management Program (unaudited)

The Funds adopted a liquidity risk management program (the “Program”) pursuant to the requirements of Rule 22e-4 (the “Rule”) under the Investment Company Act of 1940, as amended. The Rule requires registered open-end funds, including exchange-traded funds such as the Funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The Rule is designed to mitigate the risk that a Fund could not meet redemption requests without significantly diluting the interest of remaining investors. The Board has appointed WisdomTree Asset Management, Inc., the investment advisor to the Funds, as the Program Administrator for each Fund’s Program.

The Rule requires the Funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-ended fund and whether the Fund has a relatively concentrated portfolio or large positions in particular issuers. The Funds must also assess their use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The Rule also requires the Funds to classify their investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid or illiquid based on the number of days a Fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a Fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value of the investment. A Fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a Fund permits redemptions in-kind, the Rule requires the Fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the Rule’s requirements, the Program has been reviewed and approved by the Fund’s Board. Furthermore, the Board has received a written report prepared by the Program Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program. The Program Administrator has monitored the Fund’s liquidity risk and the liquidity classifications of the securities held by the Fund and has determined that the Program is operating effectively.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material liquidity events that impacted the Funds. During the period, the Funds held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable Fund redemption forecasts and foreseeable stressed Fund redemption forecasts, the Program Administrator believes that the Funds maintain sufficient highly liquid assets to meet Fund redemptions.

WisdomTree Trust	115

Trustees and Officers Information (unaudited)

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee
Trustees Who Are Interested Persons of the Trust

Jonathan Steinberg (1964)	Trustee, 2005-present; President, 2005-present	Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management since 2005; President, WisdomTree Investments, Inc. and WisdomTree Asset Management from 2012 to 2019.	77	Director, WisdomTree Investments, Inc. and WisdomTree Asset Management.
Trustees Who Are Not Interested Persons of the Trust

David G. Chrencik* (1948)	Trustee, 2014-present	Chief Financial Officer of Sarus Indochina Select LP (hedge fund) since 2012; Chief Financial Officer of GeoGreen BioFuels, Inc. (biodiesel fuel producer) from 2010 to 2014; Audit Partner at PricewaterhouseCoopers LLP (public accounting firm) from 1972 to 2009 (includes positions prior to becoming Audit Partner and predecessor firms).	77	Trustee, Vericimetry Funds (2011 to 2014).

Joel Goldberg**, *** (1945)	Trustee, 2012-present	Attorney, Partner at Stroock & Stroock & Lavan LLP from 2010 to 2018; Attorney, Partner at Willkie Farr & Gallagher LLP from 2006 to 2010.	77	Director, Better Business Bureau (Metropolitan New York, Long Island and the Mid-Hudson Region).

Toni Massaro*** (1955)	Trustee, 2006-present	Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) since 2009 (distinguished Emerita in July 2009); Dean of the Rogers College of Law from 1999 to 2009; Regents’ Professor since 2006; Milton O. Riepe Chair in Constitutional Law since 1997; Professor at the Rogers College of Law since 1990.	77	None

Melinda A. Raso Kirstein**** (1955)	Trustee, 2014-present	Retired since 2004, Merrill Lynch Investment Management, Vice President; Senior Portfolio Manager, Fixed Income Management; Director, Tax Exempt Fund Management.	77	Associate Alumnae of Douglass College, Chair of Investment Committee.

Victor Ugolyn (1947)	Trustee, 2006-present; Chairman of the Board, 2006-present	Private Investor, from 2005 to present; President and Chief Executive Officer of William D. Witter, Inc. from 2005 to 2006; Consultant to AXA Enterprise in 2004; Chairman, President and Chief Executive Officer of Enterprise Capital Management (subsidiary of The MONY Group, Inc.) and Enterprise Group of Funds, Chairman of MONY Securities Corporation, and Chairman of the Fund Board of Enterprise Group of Funds from 1991 to 2004.	77	None

116	WisdomTree Trust

Trustees and Officers Information (unaudited) (concluded)

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee
Officers of the Trust

Jonathan Steinberg***** (1964)	President, 2005- present; Trustee, 2005-present	Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management since 2005; President, WisdomTree Investments, Inc. and WisdomTree Asset Management from 2012 to 2019.	77	None

David Castano***** (1971)	Treasurer, 2013-present	Head of Fund Accounting & Administration, WisdomTree Asset Management, since 2020; Director of Fund Accounting & Administration, WisdomTree Asset Management, 2011 to 2020.	77	None

Terry Jane Feld***** (1960)	Chief Compliance Officer, 2012-present	Head of Compliance, WisdomTree Asset Management since 2022; Chief Compliance Officer, WisdomTree Asset Management since 2012.	77	None

Joanne Antico***** (1975)	Chief Legal Officer and Secretary, 2021-present	General Counsel, WisdomTree Asset Management since 2021; Assistant General Counsel, WisdomTree Asset Management, 2016 to 2021; Executive Director and Assistant Secretary, Morgan Stanley Investment Management Inc., 2005 to 2016.	77	None

TJ Darnowski***** (1984)	Assistant Secretary, 2021-present	Senior Investment Management Paralegal, WisdomTree Asset Management since 2021; Senior Legal Administrator, Ultimus Fund Solutions, 2019-2021; Assistant Vice President, State Street Bank & Trust Company, 2010 to 2019.	77	None

Clint Martin***** (1977)	Assistant Treasurer, 2015-present	Director of Fund Accounting & Administration, WisdomTree Asset Management, since 2020; Fund Manager, Fund Accounting & Administration, WisdomTree Asset Management, 2012 to 2020.	77	None

*	Chair of the Audit Committee.

**	Chair of the Contracts Review Committee.

***	Co-Chair of the Governance, Nominating and Compliance Committee.

****	Chair of the Investment Committee.

*****	Elected by and serves at the pleasure of the Board.

+	As of March 31, 2022.

WisdomTree Trust	117

Supplemental Information (unaudited)

Federal Income Tax Information

The following Federal tax information related to the Funds’ fiscal year ended March 31, 2022, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2023.

Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year ended March 31, 2022, the following represents the maximum amount of ordinary income distributions that may be considered qualified dividend income:

Fund	Qualified Dividend Income
Europe Quality Dividend Growth Fund	$1,969,811
Europe SmallCap Dividend Fund	8,828,002
International AI Enhanced Value Fund	3,840,142
International Equity Fund	20,173,693
International High Dividend Fund	7,521,680
International LargeCap Dividend Fund	13,108,316
International MidCap Dividend Fund	3,731,847
International Multifactor Fund	1,068,410
International Quality Dividend Growth Fund	8,948,267
International SmallCap Dividend Fund	40,727,839
Japan SmallCap Dividend Fund	4,540,106

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries during the fiscal year ended March 31, 2022. The gross foreign source income and foreign taxes paid are as follows:

Fund	Gross Foreign Income	Foreign Taxes Paid
Europe Quality Dividend Growth Fund	$2,122,902	$148,099
Europe SmallCap Dividend Fund	8,664,045	—
International AI Enhanced Value Fund	7,522,700	204,176
International Equity Fund	23,833,463	1,481,716
International High Dividend Fund	9,299,058	415,498
International LargeCap Dividend Fund	14,330,910	857,403
International MidCap Dividend Fund	5,851,746	321,945
International Multifactor Fund	1,180,540	64,431
International Quality Dividend Growth Fund	9,920,163	481,262
International SmallCap Dividend Fund	47,285,442	3,071,028
Japan SmallCap Dividend Fund	5,842,836	623,169

The following represents the percentage of dividends paid during the fiscal year ended March 31, 2022, that qualify for the 70% dividends received deduction for corporate shareholders:

Fund	Dividends-Received Deduction
Europe Quality Dividend Growth Fund	0.01%
Europe SmallCap Dividend Fund	0.43%
International AI Enhanced Value Fund	—
International Equity Fund	0.01%
International High Dividend Fund	0.01%
International LargeCap Dividend Fund	—
International MidCap Dividend Fund	—
International Multifactor Fund	—
International Quality Dividend Growth Fund	—
International SmallCap Dividend Fund	0.26%
Japan SmallCap Dividend Fund	—

118	WisdomTree Trust

General Information (unaudited)

Proxy Voting Policies, Procedures and Record

A complete copy of the Proxy Voting Policy may be obtained upon request, at no charge, by calling 1-866-909-WISE (9473) or writing to: WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza Suite 100, Portland, ME, 04101.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the most recent

12-month period ended June 30 and to file Form N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Funds is available at no charge upon request by calling 1-866-909-WISE (9473) or through the Trust’s website at www.wisdomtree.com. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. Copies of the filings are available, without charge, on the SEC’s website at www.sec.gov and are also available by calling the Trust at 1-866-909-WISE (9473). Copies of the filings may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Information about each Fund’s portfolio holdings is available daily, without charge, at www.wisdomtree.com.

The Statement of Additional Information (“SAI”) has additional information about the Funds’ Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

Frequency Distribution of Discounts & Premiums

Information about differences between the per share net asset value of each Fund and the market trading price of shares of each Fund are available, without charge, at www.wisdomtree.com.

WisdomTree Trust	119

The WisdomTree Funds are exchange traded funds (“ETFs”) registered with the United States Securities and Exchange Commission as separate series (“Funds”) of WisdomTree Trust (“Trust”). WisdomTree Asset Management, Inc., a wholly owned subsidiary of WisdomTree Investments, Inc., serves as the investment adviser to the Trust. None of the WisdomTree entities are affiliated with Foreside Fund Services, LLC, the Funds’ distributor. WisdomTree Investments, its affiliates and their independent providers are not liable for any informational errors, incompleteness, delays, or for any actions taken in reliance on information contained herein.

There are risks associated with investing including possible loss of principal. Foreign investing involves special risks, such as risk of loss from currency fluctuation or political or economic uncertainty. Investments in real estate involve additional special risks, such as credit risk, interest rate fluctuations and the effect of varied economic conditions. Funds that focus their investments in one country or region may be significantly impacted by events and developments associated with the region which can adversely affect performance. Funds focusing on a single sector and/or smaller companies generally experience greater price volatility. Investments in emerging, offshore or frontier markets are generally less liquid and less efficient than investments in developed markets and are subject to additional risks, such as risks of adverse governmental regulation and intervention or political developments. Investments in currency involve additional special risks, such as credit risk and interest rate fluctuations. Derivative investments can be volatile and these investments may be less liquid than other securities, and more sensitive to the effect of varied economic conditions. As these Funds can have a high concentration in some issuers the Funds can be adversely impacted by changes affecting such issuers. Due to the investment strategy of certain Funds they may make higher capital gain distributions than other ETFs. Please read the Fund’s prospectus for specific details regarding the Fund’s risk profile.

Indexes are unmanaged and you cannot invest directly in an index.

Transactions in Fund shares will result in brokerage commissions and will generate tax consequences. Shares may be sold through brokerage accounts, but may be redeemed from the Funds only by Authorized Participants in large creation unit sizes of shares.

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

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WisdomTree Fund shares are distributed by Foreside Fund Services, LLC, in the U.S. only.

WTGM-6334

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)	The code of ethics is attached hereto as exhibit 13(a)(1).

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial expert serving on the registrant’s audit committee is David Chrencik, who is an independent trustee of the registrant, as that term is defined under Item 3(a) (2).

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $1,062,666 for 2022 and $1,021,526 for 2021.

Audit-Related Fees

(b)

The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2022 and $0 for 2021.

Tax Fees

(c)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for service fees for analysis of potential Passive Foreign Investment Companies, tax compliance, tax advice, and tax planning were $574,052 for 2022 and $553,295 for 2021.

All Other Fees

(d)

The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2022 and $0 for 2021.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Per Rule-01(c) (7) (A), the registrant’s audit committee charter provides that the audit committee shall select and approve in advance the retention of independent accountants to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve prior to appointment the engagement of the principal accountant to provide other audit services to the registrant or to provide non-audit services to the registrant, its investment adviser, or any entity controlling, controlled by, or under common control with its investment adviser (“adviser/affiliate”) that provides ongoing services to the registrant, if the engagement by the investment adviser or adviser affiliate relates directly to the operations and financial reporting of the registrant. The audit committee must also, prior to appointment of the engagement of the principal accountant, review and approve the fees proposed to be charged to the registrant by the auditors for each audit and non-audit service. The audit committee must also consider whether non-audit services provided by the registrant’s principal accountant to the registrant’s investment adviser, or adviser/affiliate that provides ongoing services to the registrant are compatible with maintaining the auditor’s independence.

(e)(2)	The registrant’s audit committee has approved 100% of services described in each of Items 4(b) through (d) pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $574,052 for 2022 and $553,295 for 2021.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)A of the Exchange Act. The registrant’s audit committee members are David Chrencik, Melinda Raso Kirstein and Victor Ugolyn.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	WisdomTree Trust

By (Signature and Title)	/s/ Jonathan Steinberg
Jonathan L. Steinberg, President
(principal executive officer)

Date: June 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jonathan Steinberg
Jonathan L. Steinberg, President
(principal executive officer)

Date: June 3, 2022

By (Signature and Title)	/s/ David Castano
David Castano, Treasurer
(principal financial officer)

Date: June 3, 2022